                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4615

                        HARTFORD HLS SERIES FUND II, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934

Date of fiscal year end: 12/31

Date of reporting period: January 1, 2006 - June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


         Semi-Annual Report
         June 30, 2006                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                      HARTFORD SERIES FUND, INC.
                                               HARTFORD HLS SERIES FUND II, INC.

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1
    Hartford Series Fund, Inc. and Hartford HLS Series Fund II,
    Inc. Financial Statements:
      Schedule of Investments as of June 30, 2006: (Unaudited)
         Hartford Advisers HLS Fund                                  60
         Hartford Capital Appreciation HLS Fund                      66
         Hartford Disciplined Equity HLS Fund                        70
         Hartford Dividend and Growth HLS Fund                       72
         Hartford Equity Income HLS Fund                             74
         Hartford Focus HLS Fund                                     76
         Hartford Global Advisers HLS Fund                           78
         Hartford Global Communication HLS Fund                      87
         Hartford Global Financial Services HLS Fund                 89
         Hartford Global Health HLS Fund                             91
         Hartford Global Leaders HLS Fund                            93
         Hartford Global Technology HLS Fund                         96
         Hartford Growth HLS Fund                                    98
         Hartford Growth Opportunities HLS Fund                     100
         Hartford High Yield HLS Fund                               102
         Hartford Index HLS Fund                                    108
         Hartford International Capital Appreciation HLS Fund       114
         Hartford International Opportunities HLS Fund              117
         Hartford International Small Company HLS Fund              120
         Hartford MidCap HLS Fund                                   124
         Hartford MidCap Value HLS Fund                             126
         Hartford Money Market HLS Fund                             128
         Hartford Mortgage Securities HLS Fund                      130
         Hartford Small Company HLS Fund                            132
         Hartford SmallCap Growth HLS Fund                          135
         Hartford Stock HLS Fund                                    138
         Hartford Total Return Bond HLS Fund                        140
         Hartford U.S. Government Securities HLS Fund               149
         Hartford Value HLS Fund                                    152
         Hartford Value Opportunities HLS Fund                      154
      Statements of Assets and Liabilities as of June 30, 2006
      (Unaudited)                                                   156
      Statements of Operations for the Six-Month Period Ended
      June 30, 2006 (Unaudited)                                     162
      Statements of Changes in Net Assets for the Six-Month
         Period Ended June 30, 2006 (Unaudited) and the Year
         Ended December 31, 2005                                    168
      Notes to Financial Statements (Unaudited)                     184
      Financial Highlights (Unaudited)                              198
    Boards of Directors and Officer Information (Unaudited)         213
    Expense Example (Unaudited)                                     216
    Shareholder Meeting Results (Unaudited)                         219
    Approval of Investment Management, Investment Advisory, and
    Investment Sub-Advisory Agreements (Unaudited)                  220
    Privacy Policy                                                  228

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

        The views expressed in each Fund's Manager Discussion under "Why did the Fund perform this way?" and "What is the outlook?" are views of the Fund's subadvisers and portfolio management team.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IA                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
6/96                                                    10000.00                    10000.00                    10000.00
                                                         9772.00                     9558.00                    10023.00
                                                         9862.00                     9760.00                     9999.00
                                                        10291.00                    10308.00                    10176.00
                                                        10515.00                    10593.00                    10414.00
                                                        11150.00                    11392.00                    10606.00
12/96                                                   10930.00                    11167.00                    10487.00
                                                        11407.00                    11864.00                    10500.00
                                                        11452.00                    11957.00                    10522.00
                                                        11129.00                    11467.00                    10397.00
                                                        11631.00                    12151.00                    10549.00
                                                        12151.00                    12889.00                    10648.00
                                                        12678.00                    13467.00                    10775.00
                                                        13466.00                    14537.00                    11105.00
                                                        12801.00                    13723.00                    10980.00
                                                        13343.00                    14474.00                    11153.00
                                                        13101.00                    13991.00                    11332.00
                                                        13492.00                    14638.00                    11391.00
12/97                                                   13608.00                    14890.00                    11511.00
                                                        13805.00                    15054.00                    11673.00
                                                        14484.00                    16139.00                    11649.00
                                                        15034.00                    16966.00                    11685.00
                                                        15274.00                    17137.00                    11744.00
                                                        15143.00                    16842.00                    11870.00
                                                        15709.00                    17526.00                    11991.00
                                                        15820.00                    17340.00                    12001.00
                                                        14441.00                    14833.00                    12235.00
                                                        15033.00                    15783.00                    12585.00
                                                        15781.00                    17066.00                    12496.00
                                                        16382.00                    18100.00                    12570.00
12/98                                                   16963.00                    19143.00                    12601.00
                                                        17336.00                    19944.00                    12691.00
                                                        16934.00                    19324.00                    12389.00
                                                        17451.00                    20097.00                    12451.00
                                                        17914.00                    20875.00                    12482.00
                                                        17476.00                    20383.00                    12353.00
                                                        18134.00                    21514.00                    12314.00
                                                        17767.00                    20842.00                    12280.00
                                                        17607.00                    20738.00                    12270.00
                                                        17409.00                    20170.00                    12381.00
                                                        18004.00                    21446.00                    12413.00
                                                        18147.00                    21882.00                    12406.00
12/99                                                   18759.00                    23170.00                    12331.00
                                                        18106.00                    22006.00                    12327.00
                                                        17994.00                    21590.00                    12482.00
                                                        19213.00                    23701.00                    12662.00
                                                        18808.00                    22988.00                    12600.00
                                                        18580.00                    22516.00                    12589.00
                                                        18855.00                    23071.00                    12846.00
                                                        18680.00                    22711.00                    12982.00
                                                        19346.00                    24121.00                    13165.00
                                                        18841.00                    22848.00                    13215.00
                                                        18964.00                    22751.00                    13298.00
                                                        18350.00                    20959.00                    13525.00
12/00                                                   18619.00                    21061.00                    13792.00
                                                        19006.00                    21808.00                    14023.00
                                                        18282.00                    19821.00                    14168.00
                                                        17536.00                    18566.00                    14233.00
                                                        18265.00                    20007.00                    14126.00
                                                        18402.00                    20141.00                    14208.00
                                                        17935.00                    19651.00                    14276.00
                                                        17956.00                    19458.00                    14632.00
                                                        17275.00                    18241.00                    14819.00
                                                        16598.00                    16768.00                    14956.00
                                                        16986.00                    17089.00                    15335.00
                                                        17705.00                    18399.00                    15083.00
12/01                                                   17755.00                    18561.00                    14965.00
                                                        17521.00                    18291.00                    15075.00
                                                        17424.00                    17938.00                    15203.00
                                                        17737.00                    18613.00                    14894.00
                                                        16804.00                    17485.00                    15183.00
                                                        16699.00                    17356.00                    15323.00
                                                        15991.00                    16120.00                    15453.00
                                                        15447.00                    14865.00                    15639.00
                                                        15461.00                    14961.00                    15990.00
                                                        14444.00                    13337.00                    16334.00
                                                        15122.00                    14509.00                    16178.00
                                                        15843.00                    15362.00                    16187.00
12/02                                                   15306.00                    14460.00                    16616.00
                                                        15038.00                    14083.00                    16616.00
                                                        14934.00                    13872.00                    16911.00
                                                        14963.00                    14006.00                    16889.00
                                                        15729.00                    15159.00                    17070.00
                                                        16374.00                    15957.00                    17555.00
                                                        16505.00                    16161.00                    17485.00
                                                        16592.00                    16446.00                    16752.00
                                                        16774.00                    16766.00                    16862.00
                                                        16718.00                    16589.00                    17396.00
                                                        17259.00                    17526.00                    17175.00
                                                        17379.00                    17680.00                    17221.00
12/03                                                   18136.00                    18606.00                    17391.00
                                                        18239.00                    18948.00                    17549.00
                                                        18393.00                    19211.00                    17763.00
                                                        18218.00                    18921.00                    17926.00
                                                        17898.00                    18625.00                    17376.00
                                                        18047.00                    18880.00                    17287.00
                                                        18346.00                    19247.00                    17358.00
                                                        17919.00                    18610.00                    17542.00
                                                        18025.00                    18684.00                    17913.00
                                                        17998.00                    18887.00                    17976.00
                                                        18017.00                    19175.00                    18131.00
                                                        18353.00                    19951.00                    17929.00
12/04                                                   18815.00                    20630.00                    18120.00
                                                        18632.00                    20127.00                    18246.00
                                                        18875.00                    20550.00                    18126.00
                                                        18480.00                    20187.00                    17998.00
                                                        18438.00                    19804.00                    18268.00
                                                        18927.00                    20434.00                    18497.00
                                                        18942.00                    20463.00                    18618.00
                                                        19450.00                    21223.00                    18408.00
                                                        19560.00                    21030.00                    18683.00
                                                        19642.00                    21200.00                    18439.00
                                                        19429.00                    20847.00                    18281.00
                                                        20001.00                    21634.00                    18375.00
12/05                                                   20177.00                    21642.00                    18549.00
                                                        20575.00                    22215.00                    18515.00
                                                        20539.00                    22275.00                    18565.00
                                                        20622.00                    22552.00                    18362.00
                                                        20816.00                    22855.00                    18304.00
                                                        20396.00                    22198.00                    18294.00
6/06                                                    20205.00                    22227.00                    18336.00

    --- ADVISERS IA               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $20,205 ending value          $22,227 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,336 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                           YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------------
Advisers IA                0.14%    6.67%   2.41%     7.29%
-----------------------------------------------------------------
Advisers IB(3)             0.01%    6.40%   2.17%     7.05%
-----------------------------------------------------------------
S&P 500 Index              2.71%    8.62%   2.49%     8.32%
-----------------------------------------------------------------
Lehman Government/Credit
  Bond Index              -1.15%   -1.52%   5.13%     6.25%
-----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA   PETER I. HIGGINS, CFA   SAUL J. PANNELL, CFA     JOHN C. KEOGH            CHRISTOPHER L. GOOTKIND, CFA
Senior Vice            Vice President          Senior Vice President,   Senior Vice President,   Vice President
President, Partner                             Partner                  Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Advisers HLS Fund returned 0.14% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index return of 2.71% and outperformed the Lehman Brothers Government/Credit Bond Index return of -1.15%, over the same period. The Fund also underperformed the 2.14% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Markets were mixed for the first six months of the year. Equity markets as measured by the S&P 500 Index were up a modest 2.71% while the bond market as measured by the Lehman Brothers Government/Credit Bond Index was down -1.15%, faced with fears of a slowing consumer and higher interest rates. The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the first half of the year both the equity portion and the fixed income portion of the Fund underperformed their respective benchmarks. Allocation was positive as the Fund's slight overweight to equities helped during the period.

Results in the equity portion of the Fund were weak due to negative relative stock selection and sector allocation. Our weakest performing sectors were Consumer Discretionary and Health Care. Additionally, the Fund's underweight allocation to strongly performing Energy hurt relative returns.

Stocks that detracted from both relative and absolute results included XM Satellite Radio (Media), and Boston Scientific (Health Care Equipment). Slowing subscription trends and regulatory review of product compliance caused considerable market unrest for XM Satellite. We continue to hold the company as we remain positive about the long-term opportunity due to planned auto original equipment manufacturers install schedules. Medical device maker Boston Scientific's continued issues with cardiac product recalls from its recently acquired Guidant business caused the stock to fall during the period. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Additionally, the Fund's overweight position in EMC (Technology Hardware) hurt relative performance as shares of the company slid due to its announced acquisition of RSA

--------------------------------------------------------------------------------

Security, a software company that specializes in security. We continue to hold the position due to its attractive valuation and excellent growth potential over the next few years.

Offsetting these results was positive relative stock selection in Information Technology and Financials. Among the top absolute and relative contributors were UBS AG (Financials) and Lexmark (Technology Hardware). UBS, one of the world's fastest growing and most profitable wealth managers, reported a strong second quarter with solid guidance. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovers from its product and distribution missteps last year. Other top contributors included retailer Best Buy, mortgage lender Countrywide Financial and communications equipment maker Nokia.

The bonds underperformed their benchmark during the first half of the year due mainly to starting the year with a longer duration. As the picture for economic growth cleared following the hurricane-related weakness of the fourth quarter, it became apparent that the Fed would have to raise short term interest rates farther in order to dampen growth and rising inflation pressures. Sector selection was not a large factor in relative returns as changes in yield spreads were not significant.

WHAT IS THE OUTLOOK?
The stock portion of The Hartford Advisers HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight positions in Consumer Discretionary and Health Care and underweight positions in Consumer Staples and Energy. As the Federal Reserve is near the end of its tightening cycle, we have positioned the fixed income portion accordingly. The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of June 30, 2006, the Fund's equity exposure was at 65%, due to our belief that expected returns in equities are better than in bonds or cash.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.3%
-------------------------------------------------------------------
Capital Goods                                               1.9
-------------------------------------------------------------------
Consumer Cyclical                                           5.7
-------------------------------------------------------------------
Consumer Staples                                            4.3
-------------------------------------------------------------------
Energy                                                      4.5
-------------------------------------------------------------------
Finance                                                    21.1
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 8.3
-------------------------------------------------------------------
Services                                                    6.9
-------------------------------------------------------------------
Technology                                                 19.5
-------------------------------------------------------------------
Transportation                                              0.4
-------------------------------------------------------------------
U.S. Government Agencies                                    1.7
-------------------------------------------------------------------
U.S. Government Securities                                 12.0
-------------------------------------------------------------------
Utilities                                                   1.4
-------------------------------------------------------------------
Short-Term Investments                                     27.1
-------------------------------------------------------------------
Other Assets & Liabilities                                (19.3)
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 CAPITAL APPRECIATION IA          S&P 500 INDEX            RUSSELL 3000 INDEX
                                                 -----------------------          -------------            ------------------
6/96                                                      10000                       10000                       10000
                                                           9285                        9558                        9476
                                                           9774                        9760                        9764
                                                          10349                       10309                       10295
                                                          10338                       10593                       10484
                                                          10893                       11393                       11223
12/96                                                     10842                       11168                       11088
                                                          11259                       11865                       11702
                                                          11043                       11958                       11714
                                                          10421                       11468                       11184
                                                          10687                       12152                       11735
                                                          11906                       12891                       12537
                                                          12421                       13468                       13058
                                                          13449                       14539                       14082
                                                          13290                       13725                       13511
                                                          14173                       14477                       14277
                                                          13324                       13994                       13797
                                                          13219                       14641                       14325
12/97                                                     13265                       14892                       14612
                                                          13145                       15057                       14688
                                                          14389                       16142                       15739
                                                          14957                       16968                       16519
                                                          15221                       17139                       16681
                                                          14552                       16845                       16269
                                                          14833                       17528                       16819
                                                          14462                       17342                       16514
                                                          11583                       14835                       13984
                                                          12266                       15786                       14938
                                                          13464                       17068                       16072
                                                          14304                       18102                       17055
12/98                                                     15318                       19145                       18139
                                                          15984                       19946                       18756
                                                          15278                       19326                       18092
                                                          16460                       20099                       18756
                                                          17236                       20877                       19602
                                                          16992                       20385                       19229
                                                          17937                       21516                       20200
                                                          17745                       20844                       19588
                                                          17530                       20740                       19365
                                                          16936                       20172                       18869
                                                          18076                       21448                       20052
                                                          19046                       21884                       20614
12/99                                                     21056                       23173                       21929
                                                          20629                       22009                       21069
                                                          23813                       21592                       21265
                                                          24391                       23703                       22930
                                                          23110                       22990                       22122
                                                          22345                       22519                       21501
                                                          23737                       23074                       22137
                                                          23774                       22713                       21746
                                                          26178                       24123                       23359
                                                          25228                       22850                       22301
                                                          24506                       22753                       21984
                                                          22475                       20961                       19957
12/00                                                     23840                       21063                       20293
                                                          25264                       21810                       20987
                                                          24127                       19823                       19069
                                                          22819                       18568                       17825
                                                          24587                       20009                       19255
                                                          24923                       20143                       19409
                                                          24194                       19653                       19052
                                                          23302                       19460                       18737
                                                          22137                       18243                       17632
                                                          19588                       16770                       16077
                                                          20156                       17090                       16451
                                                          21610                       18401                       17718
12/01                                                     22187                       18563                       17968
                                                          21593                       18292                       17743
                                                          21135                       17940                       17380
                                                          21946                       18614                       18141
                                                          20764                       17486                       17188
                                                          20687                       17358                       16989
                                                          18854                       16122                       15766
                                                          17336                       14866                       14513
                                                          17742                       14963                       14581
                                                          16403                       13338                       13048
                                                          17623                       14510                       14087
                                                          18985                       15363                       14939
12/02                                                     17816                       14462                       14095
                                                          17454                       14084                       13750
                                                          17263                       13873                       13523
                                                          17064                       14007                       13665
                                                          18346                       15160                       14782
                                                          19800                       15958                       15674
                                                          20323                       16163                       15886
                                                          20694                       16448                       16250
                                                          21471                       16768                       16610
                                                          21389                       16590                       16430
                                                          23067                       17528                       17424
                                                          23646                       17682                       17664
12/03                                                     25366                       18608                       18472
                                                          25783                       18950                       18858
                                                          26725                       19213                       19112
                                                          26741                       18923                       18884
                                                          25730                       18627                       18494
                                                          26278                       18882                       18763
                                                          27392                       19249                       19136
                                                          26024                       18612                       18412
                                                          25632                       18686                       18488
                                                          26548                       18889                       18772
                                                          27159                       19177                       19080
                                                          29139                       19953                       19967
12/04                                                     30278                       20632                       20679
                                                          29554                       20129                       20128
                                                          30669                       20552                       20571
                                                          29478                       20189                       20223
                                                          28573                       19806                       19784
                                                          29414                       20436                       20533
                                                          29976                       20465                       20677
                                                          31562                       21226                       21525
                                                          31855                       21032                       21320
                                                          33046                       21202                       21506
                                                          32437                       20849                       21104
                                                          34235                       21636                       21926
12/05                                                     34985                       21644                       21944
                                                          36900                       22217                       22677
                                                          36516                       22277                       22718
                                                          37137                       22554                       23110
                                                          38212                       22857                       23361
                                                          36710                       22200                       22613
6/06                                                      36283                       22230                       22653

    --- CAPITAL APPRECIATION IA  --- S&P 500 INDEX            -- RUSSELL 3000 INDEX
        $10,000 starting value       $10,000 starting value       $10,000 starting value
        $36,283 ending value         $22,230 ending value         $22,653 ending value

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The Fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the Fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                          YTD*   1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
Capital Appreciation IA   3.71%  21.04%   8.44%   13.75%
-------------------------------------------------------------
Capital Appreciation
 IB(3)                    3.58%  20.74%   8.18%   13.50%
-------------------------------------------------------------
Russell 3000 Index        3.23%   9.56%   3.52%    8.52%
-------------------------------------------------------------
S&P 500 Index             2.71%   8.62%   2.49%    8.32%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SAUL J. PANNELL, CFA                                            FRANK D. CATRICKES, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Capital Appreciation HLS Fund returned 3.71% for the six-month period ended June 30, 2006, outperforming its benchmark, the Russell 3000, which returned 3.23% and the S&P 500 Index, which returned 2.71% for the same period. The Fund also outperformed the 3.18% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

US equity markets moved higher during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. For the six-months ended June 30, large cap stocks substantially trailed small cap and mid cap stocks, when measured using the Russell 1000, Russell 2000, and Russell Midcap indices, respectively. Value was well ahead of growth for the period, as the Russell 3000 Value rose 6.90% versus a -0.32% return for the Russell 3000 Growth. Eight of ten sectors within the Russell 3000 rose, led by Telecommunications and Energy. Technology and Health Care stocks fell during the period.

Outperformance relative to the benchmark was driven by stock selection. Topping the list were stocks in the Energy sector, with strong relative and absolute contributions from US oilfield services company Weatherford and Canadian uranium producer Cameco. Selection was also additive among Consumer Discretionary stocks, where a position in media and theme park company Disney rose as new CEO Robert Iger continued to deliver results. Finally, performance in the Materials sector got a boost from the Fund's position in Canadian nickel miner Inco, which rose on multiple buyout offers.

The top contributor for the period on an absolute basis was pharmaceutical giant AstraZeneca, which rose on strength in the company's Crestor (cholesterol) and Nexium (acid reflux) drugs. We maintain our position as we believe the company has one of the more attractive development pipelines in the industry, offering the potential for more upside as new drugs come to market, and is buying back its shares. Other top relative and absolute contributors included Chinese life insurance company China Life, construction equipment maker Caterpillar, and glass substrate manufacturer Corning. Sector allocation, which is a result of bottom-up stock decisions, also added value due to overweights in the strong Energy, Materials, and Telecommunications sectors.

Health Care stocks accounted for the top detractors from Fund performance during the period. Device maker Boston Scientific fell on safety concerns regarding the company's implantable defibrillators and a Wall Street Journal article stating that drug-eluting

--------------------------------------------------------------------------------

stents could be linked to higher incidences of blood clots. We maintain our position as we expect improvement in cardiac rhythm management, the stent issue appears to be based on a limited sample and not broadly applicable, and the stock is attractively priced. Shares in Israeli generic drug company Teva traded lower as the market absorbed news that Merck would be pricing its Zocor drug competitively when it came off patent. We continue to hold Teva as we believe the market is overestimating the impact of this development. Other negative absolute and relative contributors during the period included storage company EMC and agribusiness concern Bunge.

WHAT IS THE OUTLOOK?
Economic growth continues to surprise on the upside. Recent GDP figures have been volatile, but the rate of expansion heading into 2006 was very strong, and this trend continued into the first quarter. While economic drags of a more restrictive Fed, higher energy prices, and slowing housing markets should dampen growth over the near term, the momentum of the global economy is countering many of the headwinds in the US. Our ability to source the best stocks globally enables us to position the portfolio favorably in such an environment.

We continue to focus our efforts on picking stocks one-at-a-time based upon detailed fundamental research. At the end of the quarter, the largest Fund overweights relative to the benchmark were in Materials, Technology, and Energy; the largest underweights were in Financials, Consumer Staples, and Utilities. We closed the period with 118 names, an asset-weighted market capitalization of $56.7 billion, and 28% of the Fund in non-U.S. stocks.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.8%
-------------------------------------------------------------------
Brazil                                                      3.7
-------------------------------------------------------------------
Canada                                                      4.3
-------------------------------------------------------------------
China                                                       0.6
-------------------------------------------------------------------
Germany                                                     1.4
-------------------------------------------------------------------
India                                                       2.2
-------------------------------------------------------------------
Ireland                                                     0.5
-------------------------------------------------------------------
Israel                                                      0.9
-------------------------------------------------------------------
Japan                                                       2.5
-------------------------------------------------------------------
Luxembourg                                                  1.2
-------------------------------------------------------------------
Mexico                                                      1.1
-------------------------------------------------------------------
Russia                                                      0.6
-------------------------------------------------------------------
South Africa                                                0.7
-------------------------------------------------------------------
South Korea                                                 2.1
-------------------------------------------------------------------
Switzerland                                                 0.5
-------------------------------------------------------------------
Taiwan                                                      0.5
-------------------------------------------------------------------
Turkey                                                      0.8
-------------------------------------------------------------------
United Kingdom                                              3.7
-------------------------------------------------------------------
United States                                              71.5
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.8%
-------------------------------------------------------------------
Capital Goods                                               7.8
-------------------------------------------------------------------
Consumer Cyclical                                           5.1
-------------------------------------------------------------------
Consumer Staples                                            2.6
-------------------------------------------------------------------
Energy                                                      7.8
-------------------------------------------------------------------
Finance                                                    17.8
-------------------------------------------------------------------
Health Care                                                 8.8
-------------------------------------------------------------------
Services                                                    6.6
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Transportation                                              2.3
-------------------------------------------------------------------
Utilities                                                   0.7
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLC)

PERFORMANCE OVERVIEW 5/29/98 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/98                                                                      10000.00                           10000.00
                                                                          10406.00                           10406.00
                                                                          10407.00                           10295.00
                                                                           9003.00                            8807.00
                                                                           9619.00                            9371.00
                                                                          10516.00                           10133.00
                                                                          11109.00                           10747.00
12/98                                                                     11905.00                           11366.00
                                                                          12305.00                           11841.00
                                                                          11852.00                           11473.00
                                                                          12415.00                           11932.00
                                                                          12802.00                           12394.00
                                                                          12558.00                           12102.00
                                                                          13373.00                           12774.00
                                                                          13112.00                           12375.00
                                                                          12929.00                           12313.00
                                                                          12540.00                           11976.00
                                                                          13100.00                           12733.00
                                                                          13461.00                           12992.00
12/99                                                                     14503.00                           13757.00
                                                                          13701.00                           13066.00
                                                                          13672.00                           12819.00
                                                                          15171.00                           14072.00
                                                                          14555.00                           13649.00
                                                                          14203.00                           13369.00
                                                                          14747.00                           13699.00
                                                                          14646.00                           13485.00
                                                                          15646.00                           14322.00
                                                                          14717.00                           13566.00
                                                                          14645.00                           13508.00
                                                                          13472.00                           12444.00
12/00                                                                     13684.00                           12505.00
                                                                          14370.00                           12949.00
                                                                          13209.00                           11769.00
                                                                          12481.00                           11023.00
                                                                          13512.00                           11879.00
                                                                          13631.00                           11958.00
                                                                          13352.00                           11668.00
                                                                          13066.00                           11553.00
                                                                          12303.00                           10830.00
                                                                          11282.00                            9956.00
                                                                          11641.00                           10146.00
                                                                          12478.00                           10925.00
12/01                                                                     12587.00                           11021.00
                                                                          12301.00                           10860.00
                                                                          11946.00                           10651.00
                                                                          12391.00                           11051.00
                                                                          11543.00                           10381.00
                                                                          11432.00                           10305.00
                                                                          10482.00                            9572.00
                                                                           9752.00                            8826.00
                                                                           9821.00                            8883.00
                                                                           8754.00                            7919.00
                                                                           9545.00                            8615.00
                                                                          10049.00                            9121.00
12/02                                                                      9484.00                            8586.00
                                                                           9178.00                            8362.00
                                                                           9043.00                            8236.00
                                                                           9091.00                            8316.00
                                                                           9803.00                            9000.00
                                                                          10333.00                            9474.00
                                                                          10431.00                            9595.00
                                                                          10581.00                            9764.00
                                                                          10813.00                            9954.00
                                                                          10815.00                            9849.00
                                                                          11447.00                           10405.00
                                                                          11619.00                           10497.00
12/03                                                                     12217.00                           11047.00
                                                                          12415.00                           11250.00
                                                                          12556.00                           11406.00
                                                                          12368.00                           11234.00
                                                                          12206.00                           11058.00
                                                                          12200.00                           11209.00
                                                                          12483.00                           11427.00
                                                                          11980.00                           11049.00
                                                                          11986.00                           11093.00
                                                                          12119.00                           11214.00
                                                                          12202.00                           11385.00
                                                                          12726.00                           11845.00
12/04                                                                     13245.00                           12248.00
                                                                          12999.00                           11950.00
                                                                          13263.00                           12201.00
                                                                          13012.00                           11985.00
                                                                          12784.00                           11758.00
                                                                          13247.00                           12132.00
                                                                          13400.00                           12149.00
                                                                          13890.00                           12601.00
                                                                          13859.00                           12486.00
                                                                          14001.00                           12587.00
                                                                          13618.00                           12377.00
                                                                          14138.00                           12845.00
12/05                                                                     14116.00                           12849.00
                                                                          14467.00                           13189.00
                                                                          14458.00                           13225.00
                                                                          14605.00                           13390.00
                                                                          14758.00                           13569.00
                                                                          14351.00                           13179.00
6/06                                                                      14365.00                           13197.00

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $14,365 ending value                       $13,197 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Disciplined Equity IA  1.76%   7.20%    1.47%      4.58%
---------------------------------------------------------------
Disciplined Equity IB  1.63%   6.93%    1.22%      4.34%
---------------------------------------------------------------
S&P 500 Index          2.71%   8.62%    2.49%      3.49%**
---------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

** Return is from 05/31/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES A. RULLO, CFA                                             MAMMEN CHALLY, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Disciplined Equity HLS Fund returned 1.76% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Fund outperformed the 1.25% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity market's rise during the first quarter was ultimately countered by a fall during the latter part of the second quarter. U.S. equity markets trended lower during the second quarter as a result of the housing inventory correction, a climb in oil prices, and further interest rate hikes by the Fed. Although there was somewhat renewed growth in the manufacturing and service sectors and a higher-than-expected level of U.S. productivity, GDP growth came in below forecasts, and consumer confidence slipped after reaching a four-year high in April. Among the ten major sectors Telecommunications (+13.8%) and Energy (+13.7%) delivered noteworthy positive returns while Information Technology (-5.8%) lagged. The Fund's underperformance relative to the benchmark was hurt by a combination of weak stock selection and sector allocation.

Poor security selection in the Consumer Discretionary, Energy and Telecommunication Services detracted from performance relative to the benchmark. Negative contributions from D R Horton (Consumer Discretionary), Microsoft (Information Technology), and McKesson Corporation (Health Care) were the largest detractors from relative performance. Shares of homebuilder DR Horton continue to suffer as greater-than-expected declines in housing starts and record inventories impacted the stock. We believe that the negative homebuilder sentiment associated with Fed rate increases has excessively weighed on market attitudes towards this industry. This high quality homebuilder remains the portfolio's only direct exposure to homebuilding, given the company's expected earnings power over the next several years. Despite posting strong earnings driven by improving drug distribution, pharmaceutical distributor McKesson shares fell. We maintain our position as fundamentals are strong for that business. Technology giant Microsoft's stock price suffered as a result of lowered guidance, delays in new operating system, Vista, and increasing competition from Google and other competitors drove the company's stock price down. Among other detractors from the Fund's absolute performance was semiconductor chip maker Intel. Shares tumbled after the company announced negative revenue guidance attributed to market share loss to competitor AMD, and an inventory correction in the PC supply chain among other things. We eliminated our position in the holding early in the first quarter. Our overweight to Information Technology, the worst performing sector, also hurt performance.

Positive stock selection in the Information Technology, Industrials, and Utilities sectors boosted the Fund's performance relative to the

--------------------------------------------------------------------------------

S&P 500 Index. American International Group (Financials), Inco (Materials), and Valero Energy (Energy) were the top contributors to relative performance for the period. Avoiding insurance company American International Group benefited relative performance results. Canadian nickel miner Inco's shares climbed with the announcement of U.S.-based copper focused Phelps Dodge's plan to acquire the company creating a global copper and nickel mining giant. Refining-oriented stocks Valero Energy and ConocoPhillips made positive impacts on the Fund's performance. Refining margins rose as gas consumption and prices continued to increase. Another top contributor to absolute performance for the period was heavy equipment maker Caterpillar. The company is benefiting from high demand for construction equipment and positive pricing trends, which are helping to offset higher input costs. While there are concerns about moderating growth in the housing market, it appears as though non-residential construction is making up the shortfall.

WHAT IS THE OUTLOOK?
We expect decelerating real estate prices to have a broad and meaningful impact on the consumption outlook, as the pace of mortgage equity withdrawal diminishes. We believe that productivity will stay resilient and cost pressures will diminish. Thus, cyclical pressures on U.S. inflation are beginning to ease, but the odds of the Fed over-tightening have gone up. At the end of the period the Fund was overweight Industrials, Health Care, and Energy, and underweight in the Consumer Discretionary, Utilities and Financials sectors relative to the benchmark.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.7%
-------------------------------------------------------------------
Capital Goods                                               7.5
-------------------------------------------------------------------
Consumer Cyclical                                           6.8
-------------------------------------------------------------------
Consumer Staples                                            4.5
-------------------------------------------------------------------
Energy                                                     11.0
-------------------------------------------------------------------
Finance                                                    20.9
-------------------------------------------------------------------
Health Care                                                11.0
-------------------------------------------------------------------
Services                                                    8.7
-------------------------------------------------------------------
Technology                                                 20.3
-------------------------------------------------------------------
Transportation                                              1.2
-------------------------------------------------------------------
Utilities                                                   1.5
-------------------------------------------------------------------
Short-Term Investments                                     11.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (7.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IA                 S&P 500 INDEX
                                                                   ----------------------                 -------------
6/96                                                                      10000.00                           10000.00
                                                                           9694.00                            9558.00
                                                                           9838.00                            9760.00
                                                                          10307.00                           10309.00
                                                                          10606.00                           10593.00
                                                                          11199.00                           11393.00
12/96                                                                     11101.00                           11168.00
                                                                          11683.00                           11865.00
                                                                          11855.00                           11958.00
                                                                          11411.00                           11468.00
                                                                          11806.00                           12152.00
                                                                          12578.00                           12891.00
                                                                          13270.00                           13468.00
                                                                          14059.00                           14539.00
                                                                          13396.00                           13725.00
                                                                          14206.00                           14477.00
                                                                          13786.00                           13994.00
                                                                          14362.00                           14641.00
12/97                                                                     14640.00                           14892.00
                                                                          14853.00                           15057.00
                                                                          15513.00                           16142.00
                                                                          16358.00                           16968.00
                                                                          16281.00                           17139.00
                                                                          16240.00                           16845.00
                                                                          16240.00                           17528.00
                                                                          16128.00                           17342.00
                                                                          14085.00                           14835.00
                                                                          15023.00                           15786.00
                                                                          16070.00                           17068.00
                                                                          16555.00                           18102.00
12/98                                                                     17044.00                           19145.00
                                                                          16899.00                           19946.00
                                                                          16653.00                           19326.00
                                                                          17081.00                           20099.00
                                                                          18129.00                           20877.00
                                                                          17670.00                           20385.00
                                                                          18275.00                           21516.00
                                                                          17703.00                           20844.00
                                                                          17245.00                           20740.00
                                                                          16803.00                           20172.00
                                                                          17790.00                           21448.00
                                                                          17704.00                           21884.00
12/99                                                                     17950.00                           23173.00
                                                                          17228.00                           22009.00
                                                                          16280.00                           21592.00
                                                                          18079.00                           23703.00
                                                                          17861.00                           22990.00
                                                                          18239.00                           22519.00
                                                                          17679.00                           23074.00
                                                                          17677.00                           22713.00
                                                                          18704.00                           24123.00
                                                                          18879.00                           22850.00
                                                                          19275.00                           22753.00
                                                                          18889.00                           20961.00
12/00                                                                     19916.00                           21063.00
                                                                          19631.00                           21810.00
                                                                          19438.00                           19823.00
                                                                          18820.00                           18568.00
                                                                          19788.00                           20009.00
                                                                          20144.00                           20143.00
                                                                          19635.00                           19653.00
                                                                          19780.00                           19460.00
                                                                          19136.00                           18243.00
                                                                          17889.00                           16770.00
                                                                          17898.00                           17090.00
                                                                          18894.00                           18401.00
12/01                                                                     19112.00                           18563.00
                                                                          19156.00                           18292.00
                                                                          19471.00                           17940.00
                                                                          20014.00                           18614.00
                                                                          19174.00                           17486.00
                                                                          19356.00                           17358.00
                                                                          18323.00                           16122.00
                                                                          16850.00                           14866.00
                                                                          16735.00                           14963.00
                                                                          14889.00                           13338.00
                                                                          16020.00                           14510.00
                                                                          17123.00                           15363.00
12/02                                                                     16393.00                           14462.00
                                                                          15836.00                           14084.00
                                                                          15512.00                           13873.00
                                                                          15485.00                           14007.00
                                                                          16644.00                           15160.00
                                                                          17716.00                           15958.00
                                                                          17877.00                           16163.00
                                                                          18056.00                           16448.00
                                                                          18458.00                           16768.00
                                                                          18245.00                           16590.00
                                                                          19115.00                           17528.00
                                                                          19475.00                           17682.00
12/03                                                                     20785.00                           18608.00
                                                                          20848.00                           18950.00
                                                                          21245.00                           19213.00
                                                                          20977.00                           18923.00
                                                                          20784.00                           18627.00
                                                                          20803.00                           18882.00
                                                                          21347.00                           19249.00
                                                                          20877.00                           18612.00
                                                                          21044.00                           18686.00
                                                                          21414.00                           18889.00
                                                                          21652.00                           19177.00
                                                                          22571.00                           19953.00
12/04                                                                     23367.00                           20632.00
                                                                          22800.00                           20129.00
                                                                          23623.00                           20552.00
                                                                          23159.00                           20189.00
                                                                          22675.00                           19806.00
                                                                          23077.00                           20436.00
                                                                          23195.00                           20465.00
                                                                          24020.00                           21226.00
                                                                          24026.00                           21032.00
                                                                          24465.00                           21202.00
                                                                          23899.00                           20849.00
                                                                          24639.00                           21636.00
12/05                                                                     24760.00                           21644.00
                                                                          25648.00                           22217.00
                                                                          25518.00                           22277.00
                                                                          25935.00                           22554.00
                                                                          26625.00                           22857.00
                                                                          26052.00                           22200.00
                                                                          26098.00                           22230.00
6/06

    --- DIVIDEND AND GROWTH IA                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $26,098 ending value                       $22,230 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                         YTD*    1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------------
Dividend and Growth IA   5.40%   12.51%   5.86%    10.07%
---------------------------------------------------------------
Dividend and Growth
  IB(3)                  5.27%   12.23%   5.60%     9.82%
---------------------------------------------------------------
S&P 500 Index            2.71%    8.62%   2.49%     8.32%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Dividend and Growth HLS Fund returned 5.40% for the six-month period ended June 30, 2006, outperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Fund also outperformed the 5.23% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Equity returns were modest over the period with a solid first quarter but weak second quarter. Continued volatility in energy prices and further monetary tightening amid a slowing global economy led to broad-based losses. Investors fled larger-cap and growth-oriented shares in favor of smaller-cap value issues. Among the ten major sectors, Telecommunications (+13.8%) and Energy (+13.7%) delivered noteworthy positive returns while Information Technology (-5.8%) lagged.

The largest contributors to relative performance were Intel (Information Technology), CSX (Industrials), and Encana (Energy). The Fund benefited from the elimination of our position in the world's largest chipmaker Intel after they announced a reorganization of its memory unit, which was followed a steady decline in the stock price. Shares of CSX moved higher on robust volumes and strong pricing in its railroad operations. We took profits in the position as it approached our price target. Railroad mergers appear vulnerable to the impact of higher fuel costs as hedges expire. Encana benefited from rapidly rising oil and natural gas prices and is well-positioned with oil sands in Canada. Among other top contributors to absolute performance was Energy holding Exxon Mobil, which also benefited from rising oil prices, and Telecommunications giant AT&T, whose shares climbed higher with the announcement of the BellSouth merger early in the period. The Funds also benefited from its overweight position in the strong Energy sector and its underweight in the lagging Information Technology sector.

Among the stocks that were the largest detractors from the Fund's relative and absolute performance for the period were Schering-Plough (Health Care), Freddie Mac (Financials), and Cisco Systems (Information Technology). Pharmaceutical stock Schering-Plough lagged as investors grew concerned about the company's drug pipeline. Cisco reported strong profit growth but suffered as revenue guidance was below market expectations. Also in Technology, Microsoft's lower guidance, delays in its new operating system, Vista, and increasing competition from Google and other competitors drove the company's stock price down. Financials stocks felt the pressure of investor concerns around excessive monetary tightening by the Federal Reserve. Home mortgage company Freddie Mac shares were trimmed amid

--------------------------------------------------------------------------------

concerns over management execution and a high degree of political and regulatory uncertainty. Insurance company American International was also among the top detractors from absolute performance.

WHAT IS THE OUTLOOK?

Our discipline is focused on identifying industries where supply/ demand remains favorable. We remain overweight Energy stocks as global demand continues to be strong despite higher oil prices. We decreased our underweight in Health Care by buying on significant weakness. We are buying companies with terrific products, at good valuations and with favorable demographics.

We are quite concerned about the banking sector as consumers cut back on borrowing or become stressed by higher interest costs and energy prices. We are underweight retail for the same reason. We have also cut back in Industrial stocks by eliminating our railroad holdings.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.0%
-------------------------------------------------------------------
Capital Goods                                               4.9
-------------------------------------------------------------------
Consumer Cyclical                                           7.7
-------------------------------------------------------------------
Consumer Staples                                            5.8
-------------------------------------------------------------------
Energy                                                     16.8
-------------------------------------------------------------------
Finance                                                    17.5
-------------------------------------------------------------------
Health Care                                                 8.4
-------------------------------------------------------------------
Services                                                    7.7
-------------------------------------------------------------------
Technology                                                 16.1
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Utilities                                                   4.9
-------------------------------------------------------------------
Short-Term Investments                                     15.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (14.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      EQUITY INCOME IA               RUSSELL 1000 VALUE INDEX
                                                                      ----------------               ------------------------
10/03                                                                     10000.00                           10000.00
                                                                          10070.00                           10136.00
12/03                                                                     10765.00                           10760.00
                                                                          10695.00                           10950.00
                                                                          10900.00                           11184.00
                                                                          10801.00                           11086.00
                                                                          10603.00                           10815.00
                                                                          10644.00                           10926.00
                                                                          10805.00                           11184.00
                                                                          10577.00                           11026.00
                                                                          10788.00                           11183.00
                                                                          10917.00                           11357.00
                                                                          11009.00                           11545.00
                                                                          11439.00                           12129.00
12/04                                                                     11780.00                           12535.00
                                                                          11604.00                           12313.00
                                                                          12037.00                           12721.00
                                                                          11746.00                           12546.00
                                                                          11704.00                           12322.00
                                                                          11764.00                           12618.00
                                                                          11831.00                           12756.00
                                                                          12167.00                           13125.00
                                                                          12131.00                           13068.00
                                                                          12320.00                           13252.00
                                                                          12069.00                           12915.00
                                                                          12327.00                           13340.00
12/05                                                                     12347.00                           13419.00
                                                                          12681.00                           13941.00
                                                                          12895.00                           14026.00
                                                                          12908.00                           14216.00
                                                                          13403.00                           14577.00
                                                                          13118.00                           14209.00
6/06                                                                      13212.00                           14300.00

    --- EQUITY INCOME IA                       --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $13,212 ending value                       $14,300 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                                             SINCE
                          YTD*    1 YEAR   INCEPTION
---------------------------------------------------------
Equity Income IA          7.00%   11.67%    11.01%
---------------------------------------------------------
Equity Income IB          6.87%   11.40%    10.73%
---------------------------------------------------------
Russell 1000 Value Index  6.56%   12.10%    14.36%
---------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Equity Income HLS Fund returned 7.00% for the six-month period ended June 30, 2006, outperforming its benchmark, the Russell 1000 Value Index, which returned 6.56% for the same period. The Fund also outperformed the 5.23% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity markets struggled for the first half of 2006 as investors continued to struggle with an anticipated deceleration in corporate earnings, rising interest rates and high energy prices. In this environment, the Russell 1000 Value Index return of 6.56% outperformed both the broader market return of 2.71% as represented by the S&P 500 Index and the Russell 1000 Growth Index return of -0.93%. All ten broad sectors of the Russell 1000 Value Index posted positive gains, with Telecommunication Services, Energy, and Industrials leading the way.

The Fund's outperformance relative to the benchmark was due to a combination of strong stock selection and sector allocation across six of the ten broad sectors of the market. Additionally, at the margin, the Fund's underweight position in Consumer Discretionary added to relative performance. The top contributor to relative performance was Caterpillar (Industrials) whose shares continued to benefit from an increase in infrastructure spending, the company's "sweet spot" in terms of its profitability. Not owning AIG (Financials), whose shares tumbled due to investor concerns over accounting issues, was also beneficial to the Fund's relative performance. ConocoPhillips (Energy) continued to benefit from increased demand for the world's oil, with strongest demand stemming from China and the Middle Eastern countries, and from anemic supply growth. We trimmed Caterpillar on strength during the period.

Weak stock selection coupled with overweight positions in Utilities and Materials and an underweight in Energy detracted from relative performance. Dow Chemical (Materials), Wyeth (Health Care) and Dominion Resources (Utilities) were the largest relative detractors. Dow Chemical continued to post good profit results, however the company was unable to offset the headwinds of high energy and raw materials costs. Wyeth's shares sold-off on concerns over its manufacturing issues in its Puerto Rico plant. Dominion Resources and other natural gas producers were weak during the period on news of burgeoning inventories and near-term commodity price weakness. We held onto our positions at the end of the period.

WHAT IS THE OUTLOOK?

During the next 12 months, we expect global GDP growth will remain in the 3-4% range, with the U.S. economy decelerating to slightly below 3%. Bearing in mind that flat yield curves have presaged every U.S. recession since 1954, we expect an eventual downshift in business activity as a result of the credit tightening. Another striking capital market feature is the increasing appetite

--------------------------------------------------------------------------------

for risk among investors and the declining trend in market volatility. We suspect the expansionary mode of global capital markets has provided a degree of offset to the tightening occurring in the U.S.

In this environment, we continue to find opportunities in several areas, particularly those dependent on capital spending. Corporate balance sheets are flush with liquidity, and the ratio of capital spending to cash flow is well below average. We added exposure to cyclical companies that we expect will benefit from continued economic expansion, but whose stocks sell at relatively attractive valuations. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Materials, Consumer Staples, Utilities, Industrials, Health Care and Telecommunication Services and underweight Consumer Discretionary, Financials, Information Technology and Energy.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.9%
-------------------------------------------------------------------
Capital Goods                                               5.4
-------------------------------------------------------------------
Consumer Cyclical                                           2.4
-------------------------------------------------------------------
Consumer Staples                                            7.4
-------------------------------------------------------------------
Energy                                                     10.5
-------------------------------------------------------------------
Finance                                                    32.2
-------------------------------------------------------------------
Health Care                                                 8.0
-------------------------------------------------------------------
Services                                                    2.0
-------------------------------------------------------------------
Technology                                                  9.0
-------------------------------------------------------------------
Utilities                                                  10.5
-------------------------------------------------------------------
Short-Term Investments                                      1.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Focus HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/06

Growth of a $10,000 investment(1)
(LINE GRAPH)

                                                                          FOCUS IA                        S&P 500 INDEX
                                                                          --------                        -------------
4/01                                                                      10000.00                           10000.00
                                                                          10111.00                           10067.00
                                                                           9963.00                            9822.00
                                                                           9783.00                            9726.00
                                                                           9572.00                            9117.00
                                                                           8758.00                            8381.00
                                                                           9111.00                            8542.00
                                                                           9948.00                            9197.00
12/01                                                                     10394.00                            9278.00
                                                                          10062.00                            9142.00
                                                                           9957.00                            8966.00
                                                                          10201.00                            9303.00
                                                                           9261.00                            8739.00
                                                                           9015.00                            8675.00
                                                                           8281.00                            8058.00
                                                                           7867.00                            7430.00
                                                                           7849.00                            7478.00
                                                                           6948.00                            6666.00
                                                                           7638.00                            7252.00
                                                                           8399.00                            7678.00
12/02                                                                      7838.00                            7228.00
                                                                           7674.00                            7039.00
                                                                           7467.00                            6933.00
                                                                           7502.00                            7001.00
                                                                           8039.00                            7577.00
                                                                           8520.00                            7976.00
                                                                           8594.00                            8078.00
                                                                           8945.00                            8220.00
                                                                           9019.00                            8380.00
                                                                           8824.00                            8291.00
                                                                           9399.00                            8760.00
                                                                           9480.00                            8837.00
12/03                                                                     10061.00                            9300.00
                                                                          10126.00                            9471.00
                                                                          10153.00                            9602.00
                                                                           9923.00                            9457.00
                                                                           9723.00                            9309.00
                                                                           9847.00                            9437.00
                                                                          10132.00                            9620.00
                                                                           9907.00                            9302.00
                                                                           9882.00                            9339.00
                                                                           9850.00                            9440.00
                                                                           9687.00                            9584.00
                                                                          10095.00                            9972.00
12/04                                                                     10379.00                           10311.00
                                                                          10142.00                           10060.00
                                                                          10353.00                           10271.00
                                                                           9987.00                           10090.00
                                                                           9955.00                            9898.00
                                                                          10361.00                           10213.00
                                                                          10341.00                           10228.00
                                                                          10875.00                           10608.00
                                                                          10863.00                           10511.00
                                                                          11019.00                           10596.00
                                                                          10917.00                           10420.00
                                                                          11345.00                           10813.00
12/05                                                                     11404.00                           10817.00
                                                                          11628.00                           11103.00
                                                                          11516.00                           11134.00
                                                                          11604.00                           11272.00
                                                                          11759.00                           11423.00
                                                                          11429.00                           11095.00
6/06                                                                      11129.00                           11110.00

    --- FOCUS IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $11,129 ending value                       $11,110 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                            SINCE
                YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------
Focus IA       -2.41%   7.63%    2.24%      2.09%
--------------------------------------------------------
Focus IB       -2.53%   7.36%    2.00%      1.85%
--------------------------------------------------------
S&P 500 Index   2.71%   8.62%    2.49%      2.06%
--------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                                            PETER I. HIGGINS, CFA
Senior Vice President, Partner                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Focus HLS Fund returned -2.41% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Fund also underperformed the 1.25% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Despite continued rate increases by the Federal Reserve, a slowing consumer and significant volatility during the period, US equity markets edged higher in the first half of 2006 as witnessed by a return of 2.71% on the S&P 500 Index. Small cap stocks continued their outperformance with the Russell 2000 Index up 8.22% and Value continued to best Growth during the period. Among the ten major sectors, eight posted positive returns. Telecommunication Services (+13.8%), Energy (+13.7%) and Materials (+7.1%) led performance while Technology (-5.8%) and Heath Care (-3.8%) lagged the broad market.

The Fund underperformed the S&P 500 Index due primarily to weak stock selection. Stock selection was weak in Consumer Discretionary and Health Care but positive for Financials and Information Technology. In addition, while sector allocations result from bottom-up stock selection decisions, an overweight position in lagging Information Technology and below-market exposure to Industrials also hurt.

The three largest detractors from relative and absolute performance were XM Satellite Radio, Boston Scientific and Dollar General. Slowing subscription trends and regulatory review of product compliance caused considerable market unrest for XM Satellite (Consumer Discretionary). We continue to hold the company as we remain positive about the long-term opportunity due to planned auto original equipment manufacturers install schedules. Within the Health Care sector, Medical device maker Boston Scientific's continued issues with cardiac product recalls from its recently acquired Guidant business caused the stock to fall during the period. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Dollar General (Consumer Discretionary), a discount retailer, was hurt due to higher fuel prices that are upping their transportation costs and hitting their target consumers.

Offsetting these weak results was strong relative stock selection in Financials and Information Technology. Among the top absolute and relative contributors were UBS AG (Financials), Lexmark (Technology Hardware) and Comcast (Media). UBS, one of the world's fastest growing and most profitable wealth managers, reported a strong second quarter with solid guidance. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions rose as the company recovers from its product and distribution missteps last year. Despite the sectors weak performance, the Fund's overweight position in Comcast contributed positively to performance on strong results during the period due to strong subscriber growth. We continue to hold positions in

--------------------------------------------------------------------------------

UBS, Lexmark and Comcast. Other top contributors included Japanese bank Mitsubishi UFJ and Cisco Systems.

WHAT IS THE OUTLOOK?

The Hartford Focus HLS Fund is managed in a concentrated, large cap core approach. The Fund draws from the universe of the 80 to 120 stocks in The Hartford Stock HLS Fund and selects the 20 to 40 stocks where conviction is the highest. These stocks will exhibit some or all of the following characteristics: leadership within an industry, a strong balance sheet, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of June, the Fund's bottom-up approach resulted in overweight positions in Consumer Discretionary and Health Care and underweight positions in Consumer Staples and Industrials.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               2.1
-------------------------------------------------------------------
Consumer Cyclical                                           4.9
-------------------------------------------------------------------
Consumer Staples                                            4.2
-------------------------------------------------------------------
Energy                                                      6.5
-------------------------------------------------------------------
Finance                                                    21.8
-------------------------------------------------------------------
Health Care                                                12.3
-------------------------------------------------------------------
Services                                                   13.2
-------------------------------------------------------------------
Technology                                                 27.3
-------------------------------------------------------------------
Utilities                                                   1.5
-------------------------------------------------------------------
Short-Term Investments                                      0.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                                LEHMAN GLOBAL
                                                                   MSCI GROWTH         MSCI WORLD GROWTH     AGGREGATE INDEX USD
                                         GLOBAL ADVISERS IA           INDEX                  INDEX               HEDGED INDEX
                                         ------------------        -----------         -----------------     -------------------
6/96                                           10000                  10000                  10000                  10000
                                                9806                   9648                   9631                  10047
                                                9906                   9761                   9713                  10085
                                               10074                  10145                  10158                  10280
                                               10148                  10218                  10191                  10481
                                               10505                  10792                  10710                  10674
12/96                                          10572                  10621                  10503                  10624
                                               10552                  10751                  10652                  10694
                                               10619                  10877                  10773                  10736
                                               10578                  10663                  10524                  10643
                                               10593                  11014                  11010                  10784
                                               11029                  11695                  11655                  10873
                                               11415                  12281                  12300                  11023
                                               11696                  12848                  12871                  11263
                                               11207                  11990                  11916                  11210
                                               11647                  12644                  12605                  11389
                                               11152                  11980                  11801                  11511
                                               11101                  12194                  12103                  11579
12/97                                          11155                  12345                  12216                  11704
                                               11339                  12691                  12697                  11860
                                               11822                  13551                  13596                  11897
                                               12195                  14125                  14068                  11964
                                               12424                  14266                  14152                  12021
                                               12540                  14089                  13997                  12153
                                               12569                  14425                  14598                  12236
                                               12709                  14404                  14576                  12306
                                               11580                  12486                  12871                  12517
                                               11432                  12708                  13161                  12801
                                               11951                  13860                  14307                  12766
                                               12432                  14686                  15231                  12872
12/98                                          12644                  15406                  16345                  12848
                                               12923                  15745                  16923                  13006
                                               12693                  15328                  16251                  12844
                                               13155                  15969                  16852                  12945
                                               13542                  16601                  16826                  13044
                                               13169                  15996                  16240                  12969
                                               13480                  16745                  17239                  12850
                                               13687                  16697                  17050                  12796
                                               13700                  16669                  17262                  12806
                                               13760                  16510                  17291                  12883
                                               14046                  17370                  18425                  12917
                                               14530                  17861                  19506                  12963
12/99                                          15573                  19309                  21740                  12949
                                               15073                  18206                  20379                  12925
                                               15730                  18257                  21088                  13048
                                               15745                  19521                  22346                  13222
                                               15237                  18698                  20848                  13234
                                               14901                  18227                  19612                  13269
                                               15331                  18843                  20812                  13434
                                               15089                  18315                  19766                  13538
                                               15273                  18913                  20468                  13638
                                               14848                  17910                  18656                  13749
                                               14470                  17612                  17874                  13852
                                               14182                  16545                  16496                  14085
12/00                                          14540                  16815                  16187                  14287
                                               14664                  17142                  16676                  14483
                                               14015                  15695                  14550                  14611
                                               13541                  14667                  13377                  14707
                                               14081                  15755                  14460                  14636
                                               13996                  15559                  14173                  14724
                                               13839                  15074                  13680                  14797
                                               13719                  14875                  13479                  15016
                                               13269                  14164                  12650                  15156
                                               12647                  12918                  11602                  15278
                                               12911                  13167                  12097                  15556
                                               13602                  13948                  13017                  15426
12/01                                          13631                  14037                  13084                  15322
                                               13390                  13614                  12658                  15394
                                               13390                  13498                  12695                  15476
                                               13614                  14124                  13012                  15312
                                               13415                  13624                  12460                  15518
                                               13638                  13655                  12399                  15591
                                               13134                  12829                  11686                  15754
                                               12561                  11749                  10863                  15918
                                               12538                  11774                  10863                  16147
                                               11731                  10481                   9788                  16363
                                               12461                  11256                  10551                  16322
                                               13097                  11865                  10937                  16341
12/02                                          12412                  11292                  10519                  16617
                                               12354                  10951                  10141                  16694
                                               12274                  10764                  10034                  16861
                                               12190                  10734                  10127                  16846
                                               12981                  11693                  10855                  16937
                                               13533                  12367                  11308                  17230
                                               13713                  12586                  11469                  17175
                                               13856                  12844                  11693                  16821
                                               14076                  13124                  11929                  16812
                                               13876                  13207                  11999                  17118
                                               14472                  13993                  12715                  16957
                                               14694                  14209                  12897                  16981
12/03                                          15175                  15104                  13519                  17144
                                               15587                  15350                  13797                  17244
                                               15939                  15612                  13967                  17418
                                               16178                  15515                  13830                  17505
                                               15758                  15206                  13559                  17237
                                               15882                  15343                  13700                  17190
                                               16225                  15677                  13890                  17221
                                               15487                  15169                  13225                  17340
                                               15487                  15242                  13187                  17618
                                               15933                  15535                  13454                  17693
                                               16310                  15919                  13785                  17824
                                               16874                  16762                  14486                  17862
12/04                                          17109                  17407                  15034                  17989
                                               16734                  17018                  14630                  18125
                                               16580                  17565                  15008                  18049
                                               16270                  17233                  14722                  18078
                                               16235                  16868                  14408                  18302
                                               16517                  17181                  14791                  18480
                                               16657                  17337                  14863                  18637
                                               16934                  17947                  15480                  18534
                                               17150                  18090                  15622                  18720
                                               17244                  18565                  15970                  18630
                                               16871                  18119                  15632                  18540
                                               17341                  18732                  16143                  18629
12/05                                          17685                  19152                  16498                  18787
                                               18474                  20011                  17260                  18772
                                               18180                  19989                  17088                  18826
                                               18357                  20438                  17519                  18663
                                               18694                  21069                  17929                  18597
                                               18103                  20368                  17250                  18837
6/06                                           18167                  20370                  17225                  18835

    --- GLOBAL ADVISERS   --- MSCI GROWTH INDEX    --- MSCI WORLD GROWTH    -- LEHMAN BROTHERS
        IA                    $10,000 starting         INDEX                    GLOBAL AGGREGATE
        $10,000 starting      value                    $10,000 starting         INDEX
        value                 $20,370 ending           value                    USD HEDGED
        $18,167 ending        value                    $17,225 ending           $10,000 starting
        value                                          value                    value
                                                                                $18,835 ending
                                                                                value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of growth securities in 23 developed-country global equity markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD Investment Grade 144A securities).

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the Fund's investment manager believes that the MSCI World Growth Index is better suited to the growth strategy of the Fund due to a greater similarity in the characteristics of the securities in the Fund and this index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                               YTD*    1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------------------
Global Advisers IA             2.72%    9.06%   5.59%     6.15%
---------------------------------------------------------------------
Global Advisers IB(3)          2.59%    8.79%   5.34%     5.91%
---------------------------------------------------------------------
MSCI Growth Index              6.36%   17.50%   6.21%     7.37%
---------------------------------------------------------------------
MSCI World Growth Index        4.41%   15.89%   4.72%     5.59%
---------------------------------------------------------------------
Lehman Global Aggregate Index
  USD Hedged                   0.26%    1.06%   4.94%     6.54%
---------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA    JEAN-MARC BERTEAUX    MATTHEW D. HUDSON, CFA    ROBERT L. EVANS    SCOTT M. ELLIOTT    EVAN S. GRACE, CFA
Senior Vice President,  Vice-President        Vice President            Senior Vice        Senior Vice         Vice President
Partner                                                                 President,         President, Partner
                                                                        Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Advisers HLS Fund returned 2.72% for the six-month period ended June 30, 2006, underperforming MSCI World Growth Index of 4.41% and outperformed the Lehman Brother Global Aggregate Index USD Hedged which returned 0.26% over the same period. The Fund underperformed the 5.60% return of the average fund in the Lipper Global Flexible Portfolio VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The equity portion of the Fund outperformed as a result of favorable stock selection within several sectors. Consumer Discretionary stocks contributed the most to relative performance as EMI Group (Media) and casino operator Las Vegas Sands (Consumer Services) were the two top contributors to both absolute and relative performance. Las Vegas Sands reported strong first quarter profit due primarily to increased business at the Sands Macau. British music publishing company EMI advanced as investors were encouraged by a potential merger with Warner

--------------------------------------------------------------------------------

Music Group, which was another leading contributor to the Fund's relative performance during the period.

Financials, Energy and Health Care and were also areas of positive stock selection. Contributors to relative performance in these sectors included Suncor Energy (Energy), UBS (Diversified Financials) and Merck KGAA (Pharmaceuticals & Biotechnology). We continued to hold these stocks as of the end of the period.

Benchmark-relative performance was negatively impacted by stock selection in Utilities and Consumer Staples. The leading detractors from relative performance were Rakuten (Retailing), Sirius Satellite (Media) and Electronic Arts (Software & Services). Rakuten was negatively impacted by volatility in Japanese internet stocks but did not have any fundamental disappointments, thus we continued to hold the stock as of the end of the period. Electronic Arts declined on slower than expected sales as consumers held off purchases in advance of next generation hardware launches. The Fund did not hold Electronic Arts or Sirius Satellite as of the end of the period.

At the margin, sector allocations detracted from benchmark relative performance. For example, the Fund's underweight to the strong performing Industrials and Materials sectors as well as an overweight to the weaker performing Information Technology sector detracted from performance. The Fund's overweight to Financials and underweight to Health Care, however, was additive to relative performance.

The fixed income portion of the fund underperformed its benchmark during the period. Underperformance was a result of currency and country rotation strategies, partially offset by positive performance in duration strategies. As the U.S. dollar lost ground to several major currencies, and low-yielding currencies appreciated relative to high-yielding currencies, our long U.S. dollar bias and carry trade positions suffered. Overweight positions in Germany and the U.S. versus Sweden and Canada were also detractors. We assumed these positions in the belief that interest rates in Sweden and Canada would rise relative to countries that were further along in their respective tightening cycles. On a positive note, we began the year expecting a shift in economic leadership from the U.S. to Europe and Japan, and our duration strategies which reflected this view contributed positively in aggregate. In particular, long U.S. 5-Year bonds, short German 5-Year bonds, and short Japan 20-Year bonds were all positions which performed well. Yield curve strategies were a slight negative as the Bank of Japan announcement to end quantitative easing caused our steepening bias in Japan to underperform. Finally, the Fund's defensive position in the credit markets detracted marginally from performance during the first half of the year.

WHAT IS THE OUTLOOK?

As a result of bottom-up stock selection, the Fund's largest equity overweight positions are in traditional growth sectors such as Consumer Discretionary and Information Technology, as well as in Financials. Within Consumer Discretionary, our emphasis is on media and hotels/leisure companies. Our Financials exposure is primarily focused on capital market related stocks, which are benefiting from healthy trading volumes and increased merger and acquisition activity. Relative to the benchmark, the Fund is most underweight Industrials, Consumer staples and Utilities.

Our fixed income positioning reflects our view that the global economy is beginning a mid-cycle showdown that is likely to extend into the first half of 2007. Our positioning is to target neutral-to-underweight aggregate portfolio duration and our bias is to overweight local emerging market duration, as well as US, Australia and UK, while underweighting Japan, Germany, Sweden, and Canada. We expect that inflation will continue to be an important issue for central banks through the second half of 2006, and this is likely to drive some further policy tightening. Although credit fundamentals remain very positive for the moment, this is fully priced into the markets and systemic risks are rising. Consequently, we are underweight corporate credit and we are focusing our limited exposure to the US corporate market, where valuations are most attractive. More broadly, we continue to work diligently to exploit the coming market opportunities while maintaining a broad diversification of investment strategies in the Fund.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

COUNTRY                                               PERCENTAGE OF
-------                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.4%
-------------------------------------------------------------------
Austria                                                     0.6
-------------------------------------------------------------------
Belgium                                                     0.9
-------------------------------------------------------------------
Brazil                                                      0.8
-------------------------------------------------------------------
Canada                                                      6.2
-------------------------------------------------------------------
Cayman Islands                                              0.1
-------------------------------------------------------------------
Denmark                                                     0.2
-------------------------------------------------------------------
Finland                                                     0.1
-------------------------------------------------------------------
France                                                      4.8
-------------------------------------------------------------------
Germany                                                     7.6
-------------------------------------------------------------------
Greece                                                      0.7
-------------------------------------------------------------------
Ireland                                                     1.2
-------------------------------------------------------------------
Japan                                                      12.7
-------------------------------------------------------------------
Jersey Channel Isle                                         0.2
-------------------------------------------------------------------
Luxembourg                                                  0.2
-------------------------------------------------------------------
Mexico                                                      2.2
-------------------------------------------------------------------
Netherlands                                                   2
-------------------------------------------------------------------
Norway                                                      0.4
-------------------------------------------------------------------
Russia                                                      0.3
-------------------------------------------------------------------
Singapore                                                     1
-------------------------------------------------------------------
South Korea                                                 1.5
-------------------------------------------------------------------
Switzerland                                                 1.9
-------------------------------------------------------------------
Taiwan                                                      0.6
-------------------------------------------------------------------
United Kingdom                                             12.4
-------------------------------------------------------------------
United States                                              54.1
-------------------------------------------------------------------
Short-Term Investments                                     16.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (30.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               1.4
-------------------------------------------------------------------
Consumer Cyclical                                           6.0
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      5.7
-------------------------------------------------------------------
Finance                                                    31.6
-------------------------------------------------------------------
Foreign Governments                                        21.1
-------------------------------------------------------------------
Health Care                                                 7.9
-------------------------------------------------------------------
Services                                                    9.7
-------------------------------------------------------------------
Technology                                                 17.5
-------------------------------------------------------------------
Transportation                                              0.4
-------------------------------------------------------------------
U.S. Government Agencies                                    3.8
-------------------------------------------------------------------
U.S. Government Securities                                  4.4
-------------------------------------------------------------------
Utilities                                                   0.7
-------------------------------------------------------------------
Short-Term Investments                                     16.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (30.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY SECTOR
as of June 30, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               58.6%
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              10.3
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          36.6
-------------------------------------------------------------------
Corporate Bonds: Non Investment Grade                       0.4
-------------------------------------------------------------------
U.S. Government Securities                                  4.4
-------------------------------------------------------------------
U.S. Government Agencies                                    3.8
-------------------------------------------------------------------
Short-Term Investments                                     16.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (30.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Communication HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                               MSCI AC WORLD FREE
                                                                           TELECOMMUNICATION SERVICES
                                                    GLOBAL COMM IA                   INDEX                    S&P 500 INDEX
                                                    --------------         --------------------------         -------------
12/27/00                                               10000.00                     10000.00                    10000.00
12/00                                                   9981.00                     10000.00                    10000.00
                                                       11996.00                     10982.00                    10355.00
                                                        9543.00                      9280.00                     9411.00
                                                        8023.00                      8758.00                     8815.00
                                                        8774.00                      9425.00                     9499.00
                                                        8075.00                      8700.00                     9563.00
                                                        7709.00                      8128.00                     9330.00
                                                        7569.00                      8222.00                     9239.00
                                                        6520.00                      7344.00                     8661.00
                                                        6210.00                      7434.00                     7962.00
                                                        5899.00                      7163.00                     8114.00
                                                        6216.00                      7503.00                     8736.00
12/01                                                   6414.00                      7547.00                     8813.00
                                                        5610.00                      6871.00                     8684.00
                                                        5008.00                      6559.00                     8517.00
                                                        5200.00                      6645.00                     8837.00
                                                        4630.00                      5921.00                     8302.00
                                                        4643.00                      5960.00                     8241.00
                                                        4023.00                      5341.00                     7654.00
                                                        3800.00                      5061.00                     7058.00
                                                        4001.00                      5056.00                     7104.00
                                                        3499.00                      4276.00                     6332.00
                                                        4261.00                      5248.00                     6889.00
                                                        4736.00                      5810.00                     7294.00
12/02                                                   4530.00                      5466.00                     6866.00
                                                        4490.00                      5346.00                     6687.00
                                                        4459.00                      5069.00                     6586.00
                                                        4393.00                      5006.00                     6650.00
                                                        4823.00                      5608.00                     7197.00
                                                        5256.00                      6015.00                     7576.00
                                                        5542.00                      6065.00                     7673.00
                                                        5564.00                      5923.00                     7808.00
                                                        5622.00                      5905.00                     7960.00
                                                        5851.00                      5942.00                     7876.00
                                                        6358.00                      6227.00                     8321.00
                                                        6584.00                      6440.00                     8394.00
12/03                                                   7265.00                      6966.00                     8834.00
                                                        7461.00                      7200.00                     8996.00
                                                        7433.00                      7252.00                     9121.00
                                                        7425.00                      7101.00                     8984.00
                                                        7132.00                      6981.00                     8843.00
                                                        7062.00                      6802.00                     8964.00
                                                        7302.00                      6929.00                     9138.00
                                                        7070.00                      6891.00                     8836.00
                                                        6707.00                      6958.00                     8871.00
                                                        6895.00                      7139.00                     8967.00
                                                        7448.00                      7477.00                     9104.00
                                                        8648.00                      8032.00                     9472.00
12/04                                                   8952.00                      8345.00                     9795.00
                                                        8583.00                      7992.00                     9556.00
                                                        8895.00                      8123.00                     9757.00
                                                        8329.00                      7919.00                     9584.00
                                                        8049.00                      7777.00                     9403.00
                                                        8322.00                      7757.00                     9702.00
                                                        9055.00                      7835.00                     9715.00
                                                       10015.00                      8188.00                    10077.00
                                                        9988.00                      8174.00                     9985.00
                                                       10419.00                      8230.00                    10065.00
                                                       10095.00                      8010.00                     9898.00
                                                       10453.00                      7929.00                    10272.00
12/05                                                  10618.00                      7934.00                    10275.00
                                                       10932.00                      8089.00                    10547.00
                                                       11180.00                      8127.00                    10576.00
                                                       11381.00                      8397.00                    10707.00
                                                       11694.00                      8708.00                    10851.00
                                                       10561.00                      8469.00                    10539.00
6/06                                                   10158.00                      8503.00                    10553.00

    --- GLOBAL COMM IA            --- MSCI ALL COUNTRY WORLD  -- S&P 500 INDEX
        $10,000 starting value        FREE                        $10,000 starting value
        $10,158 ending value          TELECOMMUNICATION           $10,553 ending value
                                      SERVICES INDEX
                                      $10,000 starting value
                                      $8,503 ending value

MSCI ALL COUNTRY WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the indices.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                      YTD*    1 YEAR   5 YEAR   SINCE INCEPTION
--------------------------------------------------------------------
Global Comm IA       -4.34%   12.18%   5.67%         0.28%
--------------------------------------------------------------------
Global Comm IB       -4.46%   11.90%   5.42%         0.05%
--------------------------------------------------------------------
MSCI All Country
  World Free
  Telecommunication
  Services Index      7.16%    8.52%   0.91%        -2.91%
--------------------------------------------------------------------
S&P 500 Index         2.71%    8.62%   2.49%         0.98%**
--------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

** Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ARCHANA BASI, CFA                                               DAVID NINCIC, CFA
Vice President, Global Industry Analyst                         Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Communications HLS Fund returned -4.34% for the six-month period ended June 30, 2006, underperforming its benchmark, MSCI All Country World Free Telecommunication Services Index, which returned 7.16% for the same period. The Fund also underperformed the -2.26% return of the average fund in the Lipper Telecommunications Mutual Funds Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The telecommunications sector outperformed the broader market as represented by the MSCI World Index which returned 6.37%. The Fund's underperformance over the six-month period relative to the MSCI AC World Free Telecommunication Services Index was a result of weak security selection within the Diversified Telecom and Wireless Telecom sub-sectors. The largest detractors from relative performance were China-based wireless Internet portal provider KongZhong, Technology Hardware company Westell Tech, Brazilian specialty provider of local and long-distance landline telephone networks Telemar Norte Leste, and worldwide telecommunications services provider AT&T. KongZhong shares were weak in sympathy with other Chinese internet-related companies. Shares of Westell stock suffered as a result of weak revenue numbers reported in the first quarter. Brazilian Telecommunications Company Telemar Norte Leste's shares fell partially due to the decline in emerging markets. AT&T's stock price dipped due to the news of the upcoming merger with BellSouth. Allocations to the Software Services and Technology Hardware sub-sectors also weighed on the Fund.

The Fund benefited from select holdings within Diversified Telecommunication Services. Norwegian telecommunications company Telenor, rural communications services provider Fairpoint Communications, and Alaskan diversified communications provider General Communications all delivered positive relative performance for the period. In Europe, the telecom services sector has been the most active of any sector over the last few years in returning cash to shareholders. Within the Wireless Telecommunication Services sub-sector, there were few relative positive contributors. Emerging markets wireless carrier Millicom performed well during the period as it reported strong first quarter earnings and healthy net new subscriber numbers.

WHAT IS THE OUTLOOK?

For the remainder of 2006, we are optimistic about the performance of telecom stocks. Within the wireline sector, we

--------------------------------------------------------------------------------

prefer stocks outside of North America. While many international wireline carriers face access line declines and voice substitution to wireless, these same carriers often have wireless operations that are performing well, resulting in solid revenue growth.

For the wireless sector, we continue to be bullish on U.S. stocks. The U.S. wireless industry is a telecom rarity because the sector is experiencing capacity constraints, whereas the telecom norm is one of excess supply. These capacity constraints should result in pricing power and, ultimately, strong financial results for the U.S. wireless carriers.

The handset industry remains healthy with strong unit growth. Although we expect slower growth as the year progresses, the industry should continue to thrive. What is clear is that the big will continue to get bigger. We expect Bluetooth adoption within handsets to continue to grow strongly. Consumer portable navigation is another fast growing segment within the communications equipment industry.

While the telecom industry is highly competitive, we believe that there are many attractive opportunities. We believe that the Fund can continue to find underpriced stocks of companies with improving business fundamentals which have yet to be appreciated by the market. Often, these companies are not well known among global investors; however, we frequently find the best opportunities in stocks unfamiliar to the investment community.

As of the end of the period, relative to its benchmark, the Fund was overweight the Wireless Telecommunication Services sub-sector and underweight the Diversified Telecommunication Services sub-sector.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Brazil                                                      8.5%
-------------------------------------------------------------------
China                                                       1.6
-------------------------------------------------------------------
Egypt                                                       1.8
-------------------------------------------------------------------
France                                                      4.6
-------------------------------------------------------------------
Germany                                                     1.3
-------------------------------------------------------------------
Italy                                                       0.5
-------------------------------------------------------------------
Luxembourg                                                  2.3
-------------------------------------------------------------------
Morocco                                                     0.1
-------------------------------------------------------------------
Norway                                                      6.3
-------------------------------------------------------------------
Philippines                                                 5.2
-------------------------------------------------------------------
Russia                                                      7.3
-------------------------------------------------------------------
South Africa                                                5.9
-------------------------------------------------------------------
South Korea                                                 3.8
-------------------------------------------------------------------
Spain                                                       3.7
-------------------------------------------------------------------
Turkey                                                      5.4
-------------------------------------------------------------------
United States                                              40.8
-------------------------------------------------------------------
Short-Term Investments                                      4.3
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Communications Equipment                                    3.9%
-------------------------------------------------------------------
Industrial Machinery and Equipment Rental and
  Leasing                                                   1.6
-------------------------------------------------------------------
Information -- Other Information Services                   2.8
-------------------------------------------------------------------
Other Telecommunications                                   27.9
-------------------------------------------------------------------
Semiconductor, Electrical Component                         1.0
-------------------------------------------------------------------
Software Publishers                                         6.3
-------------------------------------------------------------------
Telecommunications Resellers                                0.1
-------------------------------------------------------------------
Wired Telecommunications Carriers                          19.7
-------------------------------------------------------------------
Wireless Communications Services                           13.4
-------------------------------------------------------------------
Wireless Telecommunications Carriers                       22.4
-------------------------------------------------------------------
Short-Term Investments                                      4.3
-------------------------------------------------------------------
Other Assets & Liabilities                                 (3.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Financial Services HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          MSCI FINANCE EX REAL ESTATE
                                           GLOBAL FINANCIAL SERVICES IA              INDEX                    S&P 500 INDEX
                                           ----------------------------   ---------------------------         -------------
12/27/00                                             10000.00                       10000.00                    10000.00
12/00                                                 9992.00                       10000.00                    10000.00
                                                      9866.00                       10003.00                    10355.00
                                                      9623.00                        9351.00                     9411.00
                                                      9267.00                        8799.00                     8815.00
                                                      9721.00                        9173.00                     9499.00
                                                      9963.00                        9121.00                     9563.00
                                                     10015.00                        9041.00                     9330.00
                                                      9913.00                        8850.00                     9239.00
                                                      9750.00                        8753.00                     8661.00
                                                      8861.00                        7825.00                     7962.00
                                                      8896.00                        7837.00                     8114.00
                                                      9149.00                        8238.00                     8736.00
12/01                                                 9420.00                        8332.00                     8813.00
                                                      9002.00                        8042.00                     8684.00
                                                      8985.00                        7901.00                     8517.00
                                                      9443.00                        8469.00                     8837.00
                                                      9462.00                        8495.00                     8302.00
                                                      9345.00                        8604.00                     8241.00
                                                      9035.00                        8132.00                     7654.00
                                                      8149.00                        7366.00                     7058.00
                                                      8141.00                        7461.00                     7104.00
                                                      7204.00                        6438.00                     6332.00
                                                      7656.00                        7061.00                     6889.00
                                                      8062.00                        7407.00                     7294.00
12/02                                                 7643.00                        6976.00                     6866.00
                                                      7297.00                        6747.00                     6687.00
                                                      7127.00                        6604.00                     6586.00
                                                      7102.00                        6480.00                     6650.00
                                                      7814.00                        7387.00                     7197.00
                                                      8211.00                        7794.00                     7576.00
                                                      8287.00                        7949.00                     7673.00
                                                      8555.00                        8312.00                     7808.00
                                                      8528.00                        8224.00                     7960.00
                                                      8687.00                        8429.00                     7876.00
                                                      9328.00                        9100.00                     8321.00
                                                      9378.00                        9179.00                     8394.00
12/03                                                 9957.00                        9748.00                     8834.00
                                                     10154.00                        9974.00                     8996.00
                                                     10408.00                       10199.00                     9121.00
                                                     10385.00                       10169.00                     8984.00
                                                      9939.00                        9811.00                     8843.00
                                                      9978.00                        9885.00                     8964.00
                                                     10080.00                        9991.00                     9138.00
                                                      9637.00                        9689.00                     8836.00
                                                      9886.00                        9938.00                     8871.00
                                                      9964.00                       10044.00                     8967.00
                                                     10182.00                       10317.00                     9104.00
                                                     10650.00                       10842.00                     9472.00
12/04                                                11187.00                       11400.00                     9795.00
                                                     10916.00                       11132.00                     9556.00
                                                     11015.00                       11337.00                     9757.00
                                                     10713.00                       11015.00                     9584.00
                                                     10639.00                       10831.00                     9403.00
                                                     10773.00                       10956.00                     9702.00
                                                     10992.00                       11121.00                     9715.00
                                                     11229.00                       11383.00                    10077.00
                                                     11152.00                       11414.00                     9985.00
                                                     11495.00                       11805.00                    10065.00
                                                     11547.00                       11872.00                     9898.00
                                                     12135.00                       12415.00                    10272.00
12/05                                                12352.00                       12748.00                    10275.00
                                                     12881.00                       13221.00                    10547.00
                                                     13030.00                       13550.00                    10576.00
                                                     13168.00                       13710.00                    10707.00
                                                     13788.00                       14297.00                    10851.00
                                                     13246.00                       13707.00                    10539.00
6/06                                                 13120.00                       13666.00                    10553.00

    --- GLOBAL FINANCIAL SERVICES IA       --- MSCI FINANCE EX           -- S&P 500 INDEX
        $10,000 starting value                 REAL ESTATE INDEX             $10,000 starting value
        $13,120 ending value                   $10,000 starting value        $10,553 ending value
                                               $13,666 ending value

MSCI FINANCIAL EX REAL ESTATE INDEX includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups..

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the indices.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                               YTD*    1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------------------------
Global Financial Services IA   6.22%   19.36%   5.55%         5.05%
-----------------------------------------------------------------------------
Global Financial Services IB   6.09%   19.06%   5.30%         4.81%
-----------------------------------------------------------------------------
MSCI Finance ex Real Estate
  Index                        7.20%   22.88%   8.61%         5.84%
-----------------------------------------------------------------------------
S&P 500 Index                  2.71%    8.62%   2.49%         0.98%**
-----------------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

** Return is from 12/31/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK T. LYNCH, CFA          THEODORE SHASTA, CFA        JENNIFER L. NETTESHEIM,    R. ANDREW HEISKELL
                                                        CFA
Senior Vice President,      Senior Vice President,      Vice President,            Vice President,
Partner, Global Industry    Partner, Global Industry    Global Industry Analyst    Global Industry Analyst
Analyst                     Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Financial Services HLS Fund returned 6.22% for the six-month period ended June 30, 2006, underperforming its benchmark, the MSCI Finance ex-Real Estate Index, which returned 7.20% for the same period. The Fund outperformed the 3.74% return of the average fund in the Lipper Financial Services Mutual Funds Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Finance sector outperformed the broad market, as represented by the S&P 500 Index, which returned 2.71%. All industries in the MSCI Finance ex Real Estate index, except for Consumer Finance and Real Estate Management & Development, posted positive returns. Real Estate and Commercial Banks were the strongest performing industries.

Despite underperforming its benchmark, the Fund delivered strong absolute performance. This was primarily driven by the security selection within Capital Markets, Diversified Financial Services, Commercial Banks and Thrifts & Mortgage Finance.

Among the largest relative contributors to performance were Euronext, Capitalia and UBS. The prospect of industry consolidation played a part in driving up shares of stock market companies such as Euronext. Capitalia shares surged on speculation that further consolidation in the Italian banking market would see it become a likely takeover target. UBS shares performed well as asset gains grew and it continued to buy back stock. Stock selection within the Insurance industry was the primary driver of the fund's relative underperformance for the period. Positions in Ace Limited, AIG and UnumProvident were among Insurance stocks that performed poorly during the period relative to the benchmark.

WHAT IS THE OUTLOOK?

Financial stocks have held up relatively well this year despite slower global growth, higher interest rates and inflationary fears. Merger and acquisition activity within the sector has continued after a busy 2005.

--------------------------------------------------------------------------------

Within the US, small banks are facing several challenges, including slowing share gains versus large banks, significant exposure to small homebuilders and upward pressure on compensation expense for relationship bankers. In contrast, the larger banks have much lower risk profiles and far more flexibility in dealing with a flat yield curve. We continue to favor the cheaper, less risky large banks. Outside of the U.S. we expect to see growth opportunities in financial services and banking, particularly in Asia where there is very low penetration of consumer lending.

The property and casualty insurance industry is entering an interesting period in the months ahead. Pricing in the U.S. wind-exposed business is hardening as we approach hurricane season and critical renewals, exacerbating an already stressed supply versus demand equation.

Among life insurance companies, the gap is widening between the large, diversified life companies and the smaller players. Scale is becoming increasingly important in certain product areas and several years of strong earnings and a benign credit environment, life companies are now awash in excess capital. Those companies with international operations are seeing faster and more consistent earnings growth.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   4.4%
-------------------------------------------------------------------
Canada                                                      2.7
-------------------------------------------------------------------
Germany                                                     1.3
-------------------------------------------------------------------
Italy                                                       6.5
-------------------------------------------------------------------
Japan                                                       7.6
-------------------------------------------------------------------
Netherlands                                                 4.6
-------------------------------------------------------------------
Spain                                                       4.1
-------------------------------------------------------------------
Switzerland                                                10.6
-------------------------------------------------------------------
United Kingdom                                              4.5
-------------------------------------------------------------------
United States                                              51.7
-------------------------------------------------------------------
Short-Term Investments                                     13.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (11.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Commercial Banking                                          9.4%
-------------------------------------------------------------------
Credit Card Issuing                                         2.7
-------------------------------------------------------------------
Depository Credit Banking                                  17.5
-------------------------------------------------------------------
Insurance Carriers                                         20.8
-------------------------------------------------------------------
International Trade Financing (Foreign Banks)              28.2
-------------------------------------------------------------------
Monetary Authorities -- Central Bank                        2.6
-------------------------------------------------------------------
Nondepository Credit Banking                                5.1
-------------------------------------------------------------------
Other Financial Investment Activities                       1.6
-------------------------------------------------------------------
Real Estate Credit (Mortgage Banking)                         2
-------------------------------------------------------------------
Securities and Commodities Exchanges                        1.9
-------------------------------------------------------------------
Securities, Commodities and Brokerage                       6.2
-------------------------------------------------------------------
Short-Term Investments                                       13
-------------------------------------------------------------------
Other Assets & Liabilities                                  (11)
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

Hartford Global Health HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                            GOLDMAN SACHS HEALTH CARE
                                                    GLOBAL HEALTH IA                  INDEX                   S&P 500 INDEX
                                                    ----------------        -------------------------         -------------
5/00                                                    10000.00                    10000.00                    10000.00
                                                        10246.00                    10391.00                     9795.00
                                                        11908.00                    11522.00                    10036.00
                                                        12165.00                    11132.00                     9880.00
                                                        12828.00                    11534.00                    10493.00
                                                        13691.00                    12043.00                     9939.00
                                                        13911.00                    12333.00                     9897.00
                                                        14268.00                    12507.00                     9117.00
12/00                                                   14818.00                    12959.00                     9162.00
                                                        13996.00                    11763.00                     9487.00
                                                        13953.00                    11708.00                     8622.00
                                                        13103.00                    10664.00                     8076.00
                                                        13814.00                    11130.00                     8703.00
                                                        14476.00                    11375.00                     8761.00
                                                        14548.00                    11088.00                     8548.00
                                                        14475.00                    11392.00                     8464.00
                                                        14259.00                    11100.00                     7935.00
                                                        13803.00                    11014.00                     7294.00
                                                        14128.00                    11029.00                     7434.00
                                                        14915.00                    11619.00                     8004.00
12/01                                                   15120.00                    11399.00                     8074.00
                                                        14697.00                    11094.00                     7957.00
                                                        14770.00                    11038.00                     7803.00
                                                        15160.00                    11176.00                     8097.00
                                                        14647.00                    10478.00                     7606.00
                                                        14202.00                    10274.00                     7550.00
                                                        12923.00                     9297.00                     7013.00
                                                        12557.00                     9093.00                     6466.00
                                                        12342.00                     9158.00                     6508.00
                                                        11594.00                     8669.00                     5802.00
                                                        12341.00                     9072.00                     6311.00
                                                        13180.00                     9325.00                     6683.00
12/02                                                   12554.00                     9002.00                     6290.00
                                                        12372.00                     9007.00                     6126.00
                                                        11987.00                     8852.00                     6034.00
                                                        12142.00                     9121.00                     6093.00
                                                        13194.00                     9541.00                     6594.00
                                                        14436.00                     9986.00                     6941.00
                                                        14762.00                    10414.00                     7030.00
                                                        14819.00                    10455.00                     7154.00
                                                        14700.00                    10226.00                     7293.00
                                                        15044.00                    10241.00                     7216.00
                                                        15379.00                    10342.00                     7624.00
                                                        15815.00                    10529.00                     7691.00
12/03                                                   16610.00                    11091.00                     8094.00
                                                        17273.00                    11417.00                     8242.00
                                                        17382.00                    11573.00                     8357.00
                                                        17170.00                    11239.00                     8231.00
                                                        17330.00                    11639.00                     8102.00
                                                        17257.00                    11624.00                     8213.00
                                                        17484.00                    11622.00                     8372.00
                                                        16554.00                    10895.00                     8095.00
                                                        16749.00                    11029.00                     8128.00
                                                        16922.00                    11000.00                     8216.00
                                                        16955.00                    10743.00                     8341.00
                                                        17541.00                    11018.00                     8679.00
12/04                                                   18736.00                    11786.00                     8974.00
                                                        18050.00                    11428.00                     8755.00
                                                        17863.00                    11732.00                     8939.00
                                                        17412.00                    11742.00                     8781.00
                                                        17939.00                    12207.00                     8615.00
                                                        18257.00                    12432.00                     8888.00
                                                        18497.00                    12487.00                     8901.00
                                                        19463.00                    12919.00                     9232.00
                                                        20075.00                    12976.00                     9148.00
                                                        20396.00                    12891.00                     9222.00
                                                        19760.00                    12631.00                     9068.00
                                                        20288.00                    12902.00                     9411.00
12/05                                                   21065.00                    13213.00                     9414.00
                                                        21788.00                    13372.00                     9663.00
                                                        21812.00                    13475.00                     9689.00
                                                        21858.00                    13324.00                     9810.00
                                                        21573.00                    12904.00                     9942.00
                                                        21196.00                    12675.00                     9656.00
6/06                                                    21285.00                    12680.00                     9669.00

    --- GLOBAL HEALTH IA          --- GOLDMAN SACHS HEALTH CARE INDEX    -- S&P 500 INDEX
        $10,000 starting value        $10,000 starting value                 $10,000 starting value
        $21,285 ending value          $12,680 ending value                   $9,669 ending value

GOLDMAN SACHS HEALTH CARE INDEX is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the indices.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Global Health IA       1.05%   15.07%   7.91%     13.03%
---------------------------------------------------------------
Global Health IB       0.92%   14.78%   7.65%     12.78%
---------------------------------------------------------------
Goldman Sachs Health
  Care Index          -4.04%    1.55%   2.72%      3.92%
---------------------------------------------------------------
S&P 500 Index          2.71%    8.62%   2.49%     -0.54%**
---------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

** Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOSEPH H. SCHWARTZ, CFA      JEAN M. HYNES, CFA    ANN C. GALLO         KIRK J. MAYER, CFA    ROBERT L. DERESIEWICZ
Senior Vice President,       Senior Vice           Senior Vice          Vice President,       Vice President,
Partner, Global Industry     President, Partner,   President, Partner,  Global Industry       Global Industry
Analyst                      Global Industry       Global Industry      Analyst               Analyst
                             Analyst               Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Health HLS Fund returned 1.05% for the six-month period ended June 30, 2006, outperforming its benchmark, Goldman Sachs Health Care Index, which returned -4.04% for the same period. The Fund also outperformed the -2.18% return of the average fund in the Lipper Health and Biotechnology Mutual Fund Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Health Care sector lagged the broader market, as represented by the S&P 500, for the period. Security selection among Pharmaceutical and Biotechnology stocks were primary drivers of the Fund's outperformance relative to its benchmark. The top relative contributors came from the Pharmaceutical sub-sector; AstraZeneca, Daiichi Sankyo and Shionogi, none of which were in the benchmark. AstraZeneca shares benefited from the March release of incrementally positive data relating to its drug Crestor. After the completion of the Daiichi Pharmaceutical and Sankyo merger, investor confidence grew in the combined entity's ability to grow earnings and its long-term prospects from numerous synergies. In addition, Daiichi Sankyo's R&D day boosted enthusiasm for its developmental projects in diabetes, cancer, and cardiovascular disease. Shionogi shares performed well reflecting the company's profitable royalty stream off sales of AstraZeneca's cholesterol drug, Crestor.

Among the largest detractors from the Fund's relative performance were pharmaceutical company Schering-Plough, biotechnology company CV Therapeutics and medical devices company Medtronic. Shares of Schering-Plough declined on worries that the loss of patent protection for Merck's cholesterol lowering "statin" drug, Zocor, will have negative implications for the broader statin market. CV Therapeutic shares dropped on its report of net losses for fiscal year 2005. Medtronic stock declined on concerns that government regulation will lower reimbursement levels for the company's orthopedic and cardiac related devices. In addition, the Fund's relative performance was hurt by not holding Pfizer,

--------------------------------------------------------------------------------

Merck & Co, and Johnson & Johnson, all of which performed well during the period.

WHAT IS THE OUTLOOK?

Within the Pharmaceutical & Biotechnology sub-sectors, relative valuations are low as the market doubts the ability of companies to replace revenues to be lost in the upcoming round of patent expirations. We continue to expect significant cost restructuring, the Medicare Modernization Act, patent victories and emerging pipelines to provide valuation upside.
Within the Health Care Providers & Services sub-sector, we continue to look to earnings growth to drive stock price appreciation, as valuations generally appear to reflect underlying fundamentals. Among drug distributors, the additional prescription drug volume generated by the recently implemented Medicare Modernization Act is resulting in strong fundamentals, as we expected. Although concerns about the potential implications of upcoming Congressional elections have resulted in volatility, underlying fundamentals among managed care stocks remain intact.

Within the Health Care Equipment & Supplies sub-sector, valuations remain at the upper end of historical ranges. We continue to look for companies with strong growth outlooks. Cardiovascular disease continues to provide the strongest prospects for growth within the sub-sector.

At the end of the period the Fund was overweight in Pharmaceutical and Biotechnology stocks while holding underweight positions in Health Care Providers & Services and Health Care Equipment & Supplies stocks.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Belgium                                                     1.9%
-------------------------------------------------------------------
Denmark                                                     0.8
-------------------------------------------------------------------
France                                                      2.8
-------------------------------------------------------------------
Germany                                                     1.8
-------------------------------------------------------------------
Ireland                                                     1.6
-------------------------------------------------------------------
Japan                                                      16.5
-------------------------------------------------------------------
Switzerland                                                 0.5
-------------------------------------------------------------------
United Kingdom                                              5.4
-------------------------------------------------------------------
United States                                              68.1
-------------------------------------------------------------------
Short-Term Investments                                     22.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Agencies, Brokerages, Other Insurance Activities            0.6%
-------------------------------------------------------------------
Basic Chemical Manufacturing                                0.7
-------------------------------------------------------------------
Drugs & Druggists Sundries Wholesalers                      5.7
-------------------------------------------------------------------
Electrical Equipment Manufacturing                          0.9
-------------------------------------------------------------------
General Medical and Surgical Hospitals                      1.5
-------------------------------------------------------------------
Health and Personal Care Stores                             2.1
-------------------------------------------------------------------
Information -- Other Information Services                   0.4
-------------------------------------------------------------------
Insurance Carriers                                          6.5
-------------------------------------------------------------------
Medical Equipment & Supplies Manufacturing                  6.3
-------------------------------------------------------------------
Navigate, Measure, Control Instruments                      5.7
-------------------------------------------------------------------
Pharmaceutical & Medicine Manufacturing                    57.2
-------------------------------------------------------------------
Professional Services -- Computer System Design &
  Related                                                   1.7
-------------------------------------------------------------------
Scientific Research & Development Services                 10.1
-------------------------------------------------------------------
Short-Term Investments                                     22.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                    GLOBAL LEADERS IA           MSCI WORLD INDEX         MSCI WORLD GROWTH INDEX
                                                    -----------------           ----------------         -----------------------
9/98                                                      10000                       10000                       10000
                                                          11346                       10906                       10871
                                                          12212                       11556                       11573
12/98                                                     13188                       12122                       12419
                                                          13799                       12389                       12858
                                                          13410                       12062                       12348
                                                          14140                       12566                       12805
                                                          14488                       13063                       12784
                                                          13962                       12587                       12339
                                                          14974                       13176                       13099
                                                          15199                       13138                       12955
                                                          15118                       13117                       13115
                                                          14930                       12991                       13138
                                                          15905                       13668                       13999
                                                          17087                       14055                       14821
12/99                                                     19830                       15194                       16518
                                                          19086                       14326                       15484
                                                          21213                       14366                       16023
                                                          21161                       15361                       16979
                                                          20137                       14713                       15840
                                                          19563                       14342                       14901
                                                          20430                       14827                       15813
                                                          19746                       14412                       15018
                                                          20868                       14882                       15552
                                                          19982                       14093                       14175
                                                          18833                       13858                       13581
                                                          17723                       13019                       12534
12/00                                                     18429                       13231                       12299
                                                          18436                       13488                       12670
                                                          16744                       12350                       11055
                                                          15624                       11541                       10164
                                                          16849                       12397                       10987
                                                          16516                       12243                       10769
                                                          16215                       11861                       10394
                                                          15819                       11705                       10241
                                                          14951                       11145                        9612
                                                          13654                       10165                        8815
                                                          14039                       10361                        9191
                                                          15284                       10975                        9891
12/01                                                     15373                       11046                        9941
                                                          14870                       10712                        9618
                                                          14782                       10621                        9645
                                                          15250                       11114                        9887
                                                          14742                       10720                        9467
                                                          15056                       10745                        9421
                                                          14111                       10095                        8879
                                                          12961                        9245                        8254
                                                          12831                        9264                        8254
                                                          11285                        8247                        7437
                                                          12455                        8857                        8017
                                                          13558                        9337                        8310
12/02                                                     12375                        8886                        7992
                                                          12089                        8617                        7705
                                                          11818                        8470                        7624
                                                          11656                        8447                        7694
                                                          12962                        9201                        8247
                                                          13754                        9731                        8592
                                                          14076                        9904                        8715
                                                          14418                       10106                        8884
                                                          14833                       10327                        9064
                                                          14454                       10392                        9117
                                                          15595                       11011                        9661
                                                          15972                       11181                        9800
12/03                                                     16777                       11885                       10272
                                                          17427                       12078                       10483
                                                          18038                       12285                       10612
                                                          18358                       12208                       10508
                                                          17685                       11965                       10302
                                                          17934                       12073                       10410
                                                          18545                       12336                       10553
                                                          17124                       11936                       10048
                                                          17052                       11993                       10020
                                                          17918                       12224                       10222
                                                          18579                       12526                       10474
                                                          19598                       13190                       11007
12/04                                                     19995                       13697                       11423
                                                          19263                       13391                       11116
                                                          18844                       13822                       11403
                                                          18183                       13560                       11186
                                                          17962                       13273                       10947
                                                          18405                       13519                       11238
                                                          18592                       13642                       11293
                                                          19236                       14122                       11762
                                                          19617                       14235                       11870
                                                          19735                       14609                       12134
                                                          19064                       14257                       11877
                                                          19923                       14740                       12266
12/05                                                     20513                       15070                       12535
                                                          22095                       15746                       13114
                                                          21539                       15729                       12983
                                                          22011                       16082                       13311
                                                          22705                       16579                       13623
                                                          21430                       16027                       13107
6/06                                                      21573                       16029                       13088

    --- GLOBAL LEADERS IA         --- MSCI WORLD INDEX          -- MSCI WORLD GROWTH INDEX
        $10,000 starting value        $10,000 starting value        $10,000 starting value
        $21,573 ending value          $16,029 ending value          $13,088 ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund has changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the fund's investment manager believes that the MSCI World Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                              SINCE
                  YTD*    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Global Leaders
  IA              5.17%   16.04%   5.88%     10.42%
----------------------------------------------------------
Global Leaders
  IB              5.04%   15.75%   5.62%     10.19%
----------------------------------------------------------
MSCI World
  Growth Index    4.41%   15.89%   4.72%      3.53%
----------------------------------------------------------
MSCI World Index  6.36%   17.50%   6.21%      6.27%
----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA            JEAN-MARC BERTEAUX         MATTHEW D. HUDSON, CFA
Senior Vice President, Partner  Vice President             Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Leaders HLS Fund returned 5.17% for the six-month period ended June 30, 2006, outperforming its benchmark, MSCI World Growth Index, which returned 4.41% for the same period. The Fund slightly underperformed the 5.23% return of the average fund in the Lipper Global Growth VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets advanced during the six-month period, led by Utilities, Energy, Industrials and Materials stocks. Within the MSCI World Growth Index, Information Technology was the only sector to decline, while Health Care and Consumer Discretionary stocks delivered modest gains. In this environment, where traditional growth sectors were the weakest areas of the market, we were pleased to outperform.

The Fund outperformed the benchmark as a result of favorable stock selection in several sectors. Consumer Discretionary stocks contributed the most to relative performance as EMI Group (Media) and casino operator Las Vegas Sands (Consumer Services) were the two top contributors to both absolute and relative performance. Las Vegas Sands reported strong first quarter profit due primarily to increased business at the Sands Macau. British music publishing company EMI advanced as investors were encouraged by a potential merger with Warner Music Group, which was another leading contributor to the Fund's performance during the period.

Financials, Health Care and Energy were also areas of positive stock selection. Leading contributors to performance included Suncor Energy (Energy), UBS (Diversified Financials) and Celgene (Pharmaceuticals & Biotechnology). We continued to hold these stocks as of the end of the period.

Benchmark-relative performance was negatively impacted by stock selection in Utilities and Consumer Staples, sectors that we are underweight relative to the benchmark. The leading detractors from relative performance were Rakuten (Retailing), Sirius Satellite (Media) and Electronic Arts (Software & Services). Rakuten was negatively impacted by volatility in Japanese internet stocks but did not have any fundamental disappointments, thus we continued to hold the stock as of the end of the period. Electronic Arts

--------------------------------------------------------------------------------

declined on slower than expected sales as consumers held off purchases in advance of next generation hardware launches. The Fund did not hold Electronic Arts or Sirius Satellite as of the end of the period.

At the margin, sector allocations detracted from benchmark-relative performance. For example, the Fund's underweight to the strong performing Industrials and Materials sectors as well as an overweight to the weaker performing Information Technology sector detracted from performance. The Fund' overweight to Financials, however, was additive to relative performance.

WHAT IS THE OUTLOOK?

As a result of bottom-up stock selection, the Fund's largest overweight sector allocations are in traditional growth sectors such as Consumer Discretionary and Information Technology, as well as in Financials. Within Consumer Discretionary, our emphasis is on media and hotels/leisure companies. Our Financials exposure is primarily focused on capital market related stocks, which are benefiting from healthy trading volumes and increased merger and acquisition activity. Relative to the benchmark, the Fund is most underweight Industrials, Consumer Staples and Utilities.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.0%
-------------------------------------------------------------------
Belgium                                                     0.8
-------------------------------------------------------------------
Brazil                                                      1.3
-------------------------------------------------------------------
Canada                                                      2.9
-------------------------------------------------------------------
France                                                      3.7
-------------------------------------------------------------------
Germany                                                     3.0
-------------------------------------------------------------------
Greece                                                      1.1
-------------------------------------------------------------------
Ireland                                                     1.4
-------------------------------------------------------------------
Japan                                                      12.4
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 3.2
-------------------------------------------------------------------
South Korea                                                 2.5
-------------------------------------------------------------------
Switzerland                                                 3.5
-------------------------------------------------------------------
Taiwan                                                      1.0
-------------------------------------------------------------------
United Kingdom                                             12.4
-------------------------------------------------------------------
United States                                              46.4
-------------------------------------------------------------------
Short-Term Investments                                     10.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (10.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            1.1
-------------------------------------------------------------------
Energy                                                      8.6
-------------------------------------------------------------------
Finance                                                    17.7
-------------------------------------------------------------------
Health Care                                                13.7
-------------------------------------------------------------------
Services                                                   14.2
-------------------------------------------------------------------
Technology                                                 27.8
-------------------------------------------------------------------
Transportation                                              0.7
-------------------------------------------------------------------
Short-Term Investments                                     10.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (10.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Technology HLS Fund inception 5/01/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                            GOLDMAN SACHS TECHNOLOGY
                                                  GLOBAL TECHNOLOGY IA           COMPOSITE INDEX              S&P 500 INDEX
                                                  --------------------      ------------------------          -------------
5/00                                                    10000.00                    10000.00                    10000.00
                                                         8904.00                     8898.00                     9795.00
                                                        10278.00                     9992.00                    10036.00
                                                         9657.00                     9527.00                     9880.00
                                                        10986.00                    10766.00                    10493.00
                                                         9406.00                     9022.00                     9939.00
                                                         8539.00                     8341.00                     9897.00
                                                         6473.00                     6431.00                     9117.00
12/00                                                    6263.00                     5880.00                     9162.00
                                                         7249.00                     6845.00                     9487.00
                                                         5667.00                     4947.00                     8622.00
                                                         4896.00                     4260.00                     8076.00
                                                         5773.00                     5073.00                     8703.00
                                                         5508.00                     4871.00                     8761.00
                                                         5587.00                     4884.00                     8548.00
                                                         5233.00                     4536.00                     8464.00
                                                         4424.00                     3946.00                     7935.00
                                                         3446.00                     3148.00                     7294.00
                                                         3970.00                     3653.00                     7434.00
                                                         4662.00                     4276.00                     8004.00
12/01                                                    4834.00                     4200.00                     8074.00
                                                         4780.00                     4196.00                     7957.00
                                                         4185.00                     3635.00                     7803.00
                                                         4497.00                     3894.00                     8097.00
                                                         3963.00                     3417.00                     7606.00
                                                         3728.00                     3277.00                     7550.00
                                                         3339.00                     2814.00                     7013.00
                                                         2992.00                     2529.00                     6466.00
                                                         2960.00                     2497.00                     6508.00
                                                         2428.00                     2051.00                     5802.00
                                                         2938.00                     2499.00                     6311.00
                                                         3432.00                     2936.00                     6683.00
12/02                                                    2969.00                     2509.00                     6290.00
                                                         3031.00                     2487.00                     6126.00
                                                         3025.00                     2525.00                     6034.00
                                                         3029.00                     2496.00                     6093.00
                                                         3349.00                     2756.00                     6594.00
                                                         3718.00                     3064.00                     6941.00
                                                         3753.00                     3056.00                     7030.00
                                                         3957.00                     3232.00                     7154.00
                                                         4212.00                     3455.00                     7293.00
                                                         4161.00                     3405.00                     7216.00
                                                         4647.00                     3737.00                     7624.00
                                                         4740.00                     3809.00                     7691.00
12/03                                                    4795.00                     3868.00                     8094.00
                                                         5004.00                     4050.00                     8242.00
                                                         4942.00                     3935.00                     8357.00
                                                         4809.00                     3827.00                     8231.00
                                                         4486.00                     3604.00                     8102.00
                                                         4792.00                     3804.00                     8213.00
                                                         4893.00                     3897.00                     8372.00
                                                         4341.00                     3528.00                     8095.00
                                                         4057.00                     3352.00                     8128.00
                                                         4241.00                     3468.00                     8216.00
                                                         4449.00                     3652.00                     8341.00
                                                         4720.00                     3858.00                     8679.00
12/04                                                    4859.00                     3981.00                     8974.00
                                                         4579.00                     3718.00                     8755.00
                                                         4589.00                     3725.00                     8939.00
                                                         4385.00                     3635.00                     8781.00
                                                         4315.00                     3449.00                     8615.00
                                                         4711.00                     3763.00                     8888.00
                                                         4705.00                     3690.00                     8901.00
                                                         5012.00                     3938.00                     9232.00
                                                         5046.00                     3908.00                     9148.00
                                                         5084.00                     3948.00                     9222.00
                                                         5026.00                     3878.00                     9068.00
                                                         5382.00                     4137.00                     9411.00
12/05                                                    5401.00                     4062.00                     9414.00
                                                         5856.00                     4213.00                     9663.00
                                                         5662.00                     4148.00                     9689.00
                                                         5783.00                     4241.00                     9810.00
                                                         5864.00                     4213.00                     9942.00
                                                         5442.00                     3904.00                     9656.00
6/06                                                     5303.00                     3850.00                     9669.00

    --- GLOBAL TECHNOLOGY IA      -- GOLDMAN SACHS TECHNOLOGY        --- S&P 500 INDEX
        $10,000 starting value        COMPOSITE INDEX                    $10,000 starting value
        $5,303 ending value           $10,000 starting value             $9,669 ending value
                                      $3,850 ending value

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is a modified capitalization-weighted index based on United States head quartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the indices.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                           YTD*    1 YEAR   5 YEAR   SINCE INCEPTION
-------------------------------------------------------------------------
Global Technology IA      -1.82%   12.72%   -1.04%        -9.77%
-------------------------------------------------------------------------
Global Technology IB      -1.94%   12.43%   -1.26%        -9.97%
-------------------------------------------------------------------------
Goldman Sachs Technology
  Composite Index         -5.22%    4.35%   -4.65%       -14.34%
-------------------------------------------------------------------------
S&P 500 Index              2.71%    8.62%    2.49%        -0.54%**
-------------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

** Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SCOTT E. SIMPSON                 JOHN F. AVERILL, CFA             ERIC STROMQUIST                  BRUCE L. GLAZER
Senior Vice President, Partner,  Senior Vice President, Partner,  Senior Vice President, Partner,  Senior Vice President, Partner,
Global Industry Analyst          Global Industry Analyst          Global Industry Analyst          Global Industry Analyst

ANITA M. KILLIAN, CFA            VIKRAM MURTHY
Vice President,                  Vice President,
Global Industry Analyst          Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Technology HLS Fund returned -1.82% for the six-month period ended June 30, 2006, outperforming its benchmark, Goldman Sachs Technology Composite Index, which returned -5.22% for the same period. The Fund also outperformed the -2.26% return of the average fund in the Lipper Science and Technology Mutual Fund Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Technology stocks did not escape from the end of the second quarter equity markets debacle. Investors around the world worry about rising inflation and the state of the global economy and have been moving away from perceived risk. The Fund underperformed the broader market as represented by the MSCI World Index over the period.

Security selection was a primary driver of the Fund's outperformance relative to the Goldman Sachs Technology Composite Index. Security selection was particularly strong in Semiconductors & Semiconductor Equipment and Communications Equipment. Nokia (Communications Equipment), LAM Research (Semiconductors) and Corning (Communications Equipment) were among top relative contributors during the period. Nokia outperformed as sales of cellular phones continued to benefit from robust growth in emerging markets and a very healthy upgrade market. LAM Research shares rose on a strong earnings report and an increase in market share. Shares of Corning, the world's largest manufacturer of LCD glass, rallied following a positive earnings announcement.

Overall, sub-sector allocation decisions contributed positively to relative performance. However, allocation to and stock selection among Software securities detracted from relative performance. Both Microsoft and Electronic Arts performed poorly during the period.

--------------------------------------------------------------------------------

Yahoo! (Internet Software & Services), Marvell Technology (Semiconductors) and Dell (Computers & Peripherals) were among the largest detractors from relative Fund returns. The Fund did not hold Oracle (Software) which was a strong performer during the period. We no longer hold Yahoo! in the Fund as of June 30, 2006.

WHAT IS THE OUTLOOK?

We recognize a global economic slowdown is underway. This has increased our concerns for the strong inventory accumulation at different points throughout the semiconductor supply chain. The industry doesn't show signs of being overheated as in '04 and '05, but we think order levels are stronger than actual demand and we could enter a weak patch later this year into 2007. As for the semiconductor equipment industry, the surge in demand for NAND flash and the on-going transition to larger wafer sizes in semiconductor manufacturing remain positive drivers.

The handset industry remains healthy with strong unit growth. Although we expect slower growth as the year progresses, the industry should continue to thrive. What is clear is that the big will continue to get bigger. We expect Bluetooth adoption within handsets to continue to grow strongly. Consumer portable navigation is another fast growing segment within the Communications equipment industry.

The growth of e-commerce, on-line advertising, search and generally the "webification" of applications make for a very competitive and fast moving environment for Internet stocks. We own a select list of stocks that we believe can maintain their leadership position in the future. Within the software industry, we expect game stocks to benefit from the upcoming video-game cycle and the fund is positioned to take advantage of the trend.

As of June 30, 2006 the Fund was overweight Semiconductors & Semiconductor Equipment and IT Services and underweight Software and Communications Equipment.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
France                                                      1.6%
-------------------------------------------------------------------
Japan                                                       1.0
-------------------------------------------------------------------
Luxembourg                                                  0.8
-------------------------------------------------------------------
South Korea                                                 4.2
-------------------------------------------------------------------
Taiwan                                                      3.9
-------------------------------------------------------------------
United States                                              87.4
-------------------------------------------------------------------
Short-Term Investments                                      1.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Audio and Video Equipment                                   1.0%
-------------------------------------------------------------------
Business Support Services                                   1.1
-------------------------------------------------------------------
Communications Equipment                                    6.4
-------------------------------------------------------------------
Computer and Peripheral                                    21.0
-------------------------------------------------------------------
Data Processing Services                                    3.7
-------------------------------------------------------------------
Electrical Equipment Manufacturing -- Component
  Other                                                     4.3
-------------------------------------------------------------------
Employment Services                                         1.8
-------------------------------------------------------------------
Machinery Manufacturing -- Industrial Machinery             6.0
-------------------------------------------------------------------
Management, Scientific and Technology Consulting
  Services                                                  2.9
-------------------------------------------------------------------
Navigate, Measure, Control Instruments                      1.9
-------------------------------------------------------------------
On Line Information Services                                4.4
-------------------------------------------------------------------
Other Services -- Other Personal Services                   0.8
-------------------------------------------------------------------
Professional Services -- Computer System Design &
  Related                                                  10.3
-------------------------------------------------------------------
Retail -- Electronic Shopping and Mail-Order Houses         0.9
-------------------------------------------------------------------
Semiconductor, Electronic Component                        18.7
-------------------------------------------------------------------
Software Publishers                                        12.6
-------------------------------------------------------------------
Wireless Communications Services                            1.1
-------------------------------------------------------------------
Short-Term Investments                                      1.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth HLS Fundinception 4/30/2002
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         GROWTH IA                  RUSSELL 1000 GROWTH INDEX
                                                                         ---------                  -------------------------
4/02                                                                      10000.00                           10000.00
                                                                           9774.00                            9758.00
                                                                           8954.00                            8855.00
                                                                           8406.00                            8368.00
                                                                           8559.00                            8393.00
                                                                           7939.00                            7523.00
                                                                           8722.00                            8213.00
                                                                           9204.00                            8659.00
12/02                                                                      8657.00                            8061.00
                                                                           8455.00                            7865.00
                                                                           8311.00                            7828.00
                                                                           8577.00                            7974.00
                                                                           9282.00                            8563.00
                                                                           9741.00                            8991.00
                                                                           9968.00                            9115.00
                                                                          10144.00                            9341.00
                                                                          10378.00                            9574.00
                                                                          10355.00                            9471.00
                                                                          11156.00                           10004.00
                                                                          11303.00                           10108.00
12/03                                                                     11497.00                           10458.00
                                                                          11878.00                           10671.00
                                                                          12023.00                           10739.00
                                                                          11987.00                           10540.00
                                                                          11833.00                           10417.00
                                                                          12331.00                           10612.00
                                                                          12596.00                           10744.00
                                                                          11624.00                           10137.00
                                                                          11335.00                           10087.00
                                                                          11838.00                           10183.00
                                                                          11953.00                           10342.00
                                                                          12400.00                           10697.00
12/04                                                                     12934.00                           11117.00
                                                                          12387.00                           10746.00
                                                                          12236.00                           10860.00
                                                                          11950.00                           10662.00
                                                                          11873.00                           10459.00
                                                                          12589.00                           10965.00
                                                                          12730.00                           10925.00
                                                                          12988.00                           11459.00
                                                                          12900.00                           11311.00
                                                                          13103.00                           11364.00
                                                                          12848.00                           11253.00
                                                                          13438.00                           11739.00
12/05                                                                     13537.00                           11702.00
                                                                          14002.00                           11907.00
                                                                          13689.00                           11888.00
                                                                          13850.00                           12064.00
                                                                          14194.00                           12047.00
                                                                          13197.00                           11639.00
6/06                                                                      13154.00                           11593.00

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $13,154 ending value                       $11,593 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                            YTD*    1 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Growth IA                  -2.83%   3.33%         6.80%
-----------------------------------------------------------------
Growth IB                  -2.95%   3.09%         6.53%
-----------------------------------------------------------------
Russell 1000 Growth Index  -0.93%   6.12%         3.61%
-----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW J. SHILLING, CFA                                            JOHN A. BOSELLI, CFA
Senior Vice President, Partner                                     Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Growth HLS Fund returned -2.83% for the six-month period ended June 30, 2006, underperforming its benchmark, the Russell 1000 Growth Index, which returned -0.93% for the same period. The Fund also underperformed the -2.44% return of the average fund in the Lipper Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Despite lagging performance among large cap growth stocks (as measured by the Russell 1000 Growth Index), U.S. equity markets moved higher during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. For the six months ended June 30, large cap stocks substantially trailed small cap and mid cap stocks, when measured using the Russell 1000, Russell 2000, and Russell Midcap indices, respectively. Value was well ahead of growth for the period, as the Russell 1000 Growth Index's -0.93% return was well behind that of the Russell 1000 Value Index, which rose 6.56%. Despite the headwind of a market favoring smaller, more value-oriented stocks, seven of ten sectors within the Russell 1000 Growth Index rose, led by Utilities and Energy. The more traditional growth sectors, Technology, Health Care, and Consumer Discretionary, fell during the quarter.

The Fund's underperformance was a result of both stock selection and allocation. While sector allocation is an outgrowth of bottom-up stock selection, an overweight position in lagging Health Care stocks and below-market exposure to stronger Consumer Staples companies drove negative allocation results. Poor stock selection was mainly concentrated in two sectors: Technology and Health Care.

Weakness in the Fund's Technology holdings carried across industries: stocks in the Semiconductor, Software & Services, and Hardware industries all fell during the period. Chip maker Marvel fell 15% in one day in response to the firm's dilutive acquisition of Intel's communications chip division. We maintain our position as we believe the acquisition will be accretive by 2007 and the company's expected 30% growth is underappreciated by the market. Videogame retailer Electronic Arts provided guidance for 2007 that was below analyst expectations on higher research and development expenses and delays in the launch of Sony's new PlayStation 3 console. We eliminated our position in the stock. Internet advertiser Yahoo! fell in conjunction with disappointing guidance and search results. We eliminated Yahoo! due to the company's seeming inability to close the gap with Google's leading search technology.

Within Health Care, a position in insurer United Health fell in April on news that stock options grants may have been back dated,

--------------------------------------------------------------------------------

benefiting management. We retain our position as we expect this well-positioned HMO to benefit from disciplined pricing, stable cost trends, and strong cashflow generation. Medical device maker Medtronic traded lower on concerns over industry weakness, mainly due to recall concerns at competitor Guidant. We continue to hold Medtronic due to its leadership position in what we believe is an attractive, high growth business over the long term.

Selection was positive in several sectors, notably Financials, Industrials, and Consumer Discretionary. Among Financials stocks, shares of the world's largest trading market, Chicago Mercantile Exchange, continued their ascent alongside rising trading volumes and expansion of its electronic trading platform, Globex. Mortgage lender Countrywide Financial pushed higher in the face of rising interest rates as financial results came in ahead of expectations. UBS, one of the world's fastest growing and most profitable wealth managers, reported a strong quarter with solid guidance. Performance in the Industrials sector was lifted by strong orders for Boeing's new 787 "Dreamliner" plane, which boosted the company's stock.

Within the Energy sector, uranium supplier Cameco benefited from limited supply and high demand of this scarce commodity. We expect favorable supply/demand dynamics to persist and the stock to continue to perform well. Despite overall weakness in Technology, storage specialist Network Appliance benefited from a revenue reacceleration and a broadening product lineup. The firm is well positioned and is taking share within the growing enterprise storage industry. While overall selection in Health Care was negative, pharmaceutical company AstraZeneca benefited from growth in existing drugs, an improving pipeline and recent takeover speculation. We expect pipeline success, solid growth from Crestor (cholesterol) and Seroquel (schizophrenia), and stock buybacks/dividends to spur further price appreciation.

WHAT IS THE OUTLOOK?

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. During the period we initiated new positions in research and consulting firm Corporate Executive Board, utility TXU, and a small position in specialty pharmaceutical company Elan. Corporate Executive Board's unique subscription based business model provides a high visibility revenue stream. The company is successfully cross-selling to a loyal and growing mid-market client base. TXU is utilizing a very favorable financing plan to build a new clean coal fired plant, leaving free cash flow available for stock repurchase and other investments. Elan's Tysabri re-launch should establish a presence in the treatment of multiple sclerosis, and possibly Crohn's disease. Elan's developing pipeline for Alzheimer's Disease also appears promising.

Based on bottom-up decisions such as these, the Fund ended the period with its largest overweight positions in Financials and Health Care and its largest underweights in Consumer Staples and Consumer Discretionary stocks.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.6%
-------------------------------------------------------------------
Capital Goods                                               4.1
-------------------------------------------------------------------
Consumer Cyclical                                           1.1
-------------------------------------------------------------------
Energy                                                      3.0
-------------------------------------------------------------------
Finance                                                    20.4
-------------------------------------------------------------------
Health Care                                                13.9
-------------------------------------------------------------------
Services                                                   16.6
-------------------------------------------------------------------
Technology                                                 31.8
-------------------------------------------------------------------
Transportation                                              3.1
-------------------------------------------------------------------
Utilities                                                   1.4
-------------------------------------------------------------------
Short-Term Investments                                      2.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 (1.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
6/96                                                                      10000.00                           10000.00
                                                                           9186.00                            9348.00
                                                                           9508.00                            9634.00
                                                                          10336.00                           10314.00
                                                                          10397.00                           10325.00
                                                                          10887.00                           11053.00
12/96                                                                     10468.00                           10877.00
                                                                          10923.00                           11592.00
                                                                          10320.00                           11456.00
                                                                           9653.00                           10819.00
                                                                           9775.00                           11464.00
                                                                          10777.00                           12364.00
                                                                          11207.00                           12852.00
                                                                          12275.00                           13943.00
                                                                          11883.00                           13242.00
                                                                          12482.00                           13935.00
                                                                          11954.00                           13386.00
                                                                          11846.00                           13863.00
12/97                                                                     11768.00                           14003.00
                                                                          11613.00                           14364.00
                                                                          12580.00                           15461.00
                                                                          13197.00                           16081.00
                                                                          13264.00                           16292.00
                                                                          12949.00                           15762.00
                                                                          13630.00                           16655.00
                                                                          12966.00                           16432.00
                                                                          10610.00                           13857.00
                                                                          11444.00                           14947.00
                                                                          11993.00                           16115.00
                                                                          12444.00                           17343.00
12/98                                                                     14006.00                           18907.00
                                                                          14441.00                           19998.00
                                                                          13332.00                           19017.00
                                                                          14060.00                           19996.00
                                                                          14078.00                           20141.00
                                                                          13693.00                           19571.00
                                                                          14735.00                           20916.00
                                                                          14713.00                           20252.00
                                                                          14995.00                           20504.00
                                                                          15061.00                           20129.00
                                                                          16173.00                           21579.00
                                                                          18086.00                           22817.00
12/99                                                                     21732.00                           25302.00
                                                                          21448.00                           24184.00
                                                                          27744.00                           25695.00
                                                                          25178.00                           27148.00
                                                                          23044.00                           25752.00
                                                                          21646.00                           24389.00
                                                                          24947.00                           26324.00
                                                                          24174.00                           25146.00
                                                                          27471.00                           27447.00
                                                                          27505.00                           24933.00
                                                                          25129.00                           23695.00
                                                                          20360.00                           20148.00
12/00                                                                     22598.00                           19630.00
                                                                          22224.00                           21003.00
                                                                          19418.00                           17486.00
                                                                          17321.00                           15606.00
                                                                          19055.00                           17575.00
                                                                          18894.00                           17365.00
                                                                          18858.00                           17030.00
                                                                          18429.00                           16533.00
                                                                          17196.00                           15202.00
                                                                          14556.00                           13622.00
                                                                          15303.00                           14374.00
                                                                          16837.00                           15742.00
12/01                                                                     17434.00                           15778.00
                                                                          17268.00                           15480.00
                                                                          16247.00                           14813.00
                                                                          17102.00                           15377.00
                                                                          16281.00                           14185.00
                                                                          16077.00                           13806.00
                                                                          14295.00                           12536.00
                                                                          12903.00                           11761.00
                                                                          12605.00                           11794.00
                                                                          11608.00                           10594.00
                                                                          12435.00                           11538.00
                                                                          13571.00                           12196.00
12/02                                                                     12613.00                           11354.00
                                                                          12459.00                           11075.00
                                                                          12297.00                           11009.00
                                                                          12646.00                           11211.00
                                                                          13786.00                           12055.00
                                                                          14838.00                           12705.00
                                                                          15281.00                           12884.00
                                                                          15433.00                           13250.00
                                                                          16120.00                           13607.00
                                                                          15922.00                           13447.00
                                                                          17315.00                           14232.00
                                                                          17881.00                           14405.00
12/03                                                                     18136.00                           14870.00
                                                                          18701.00                           15209.00
                                                                          18980.00                           15297.00
                                                                          19146.00                           15040.00
                                                                          18584.00                           14820.00
                                                                          19293.00                           15097.00
                                                                          19891.00                           15310.00
                                                                          18250.00                           14402.00
                                                                          18009.00                           14312.00
                                                                          18974.00                           14499.00
                                                                          19292.00                           14736.00
                                                                          20225.00                           15304.00
12/04                                                                     21253.00                           15900.00
                                                                          20528.00                           15353.00
                                                                          20360.00                           15521.00
                                                                          19987.00                           15212.00
                                                                          19485.00                           14865.00
                                                                          20723.00                           15611.00
                                                                          21522.00                           15600.00
                                                                          22764.00                           16391.00
                                                                          22878.00                           16178.00
                                                                          23396.00                           16257.00
                                                                          22957.00                           16060.00
                                                                          24009.00                           16772.00
12/05                                                                     24719.00                           16722.00
                                                                          26353.00                           17130.00
                                                                          25994.00                           17097.00
                                                                          26486.00                           17403.00
                                                                          26937.00                           17377.00
                                                                          25437.00                           16727.00
6/06                                                                      25083.00                           16668.00

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,083 ending value                       $16,668 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                            YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------------------
Growth Opportunities IA     1.47%  16.55%   5.87%    9.63%
---------------------------------------------------------------
Growth Opportunities
  IB(2)                     1.35%  16.26%   5.61%    9.36%
---------------------------------------------------------------
Russell 3000 Growth Index  -0.32%   6.84%  -0.43%    5.24%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MICHAEL T. CARMEN, CFA                                          MARIO E. ABULARACH, CFA
Senior Vice President,                                          Vice President and Equity
Partner                                                         Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Growth Opportunities HLS Fund returned 1.47% for the six-month period ended June 30, 2006, outperforming its benchmark, Russell 3000 Growth Index, which returned -0.32% for the same period. The Fund also outperformed the -0.68% return of the average fund in the Lipper Multi-Cap Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets were up for the six-months ended June 30, 2006. Large cap stocks trailed small cap and mid cap stocks, when measured using the S&P 500, Russell 2000, and S&P 400 indices, respectively. Seven of the ten sectors within the Russell 3000 Growth Index posted positive returns for period. The Utilities and Energy sectors were the strongest performers while the Information Technology and Health Care sectors were weakest.

Consistent with the Fund's bottom-up philosophy of investing, outperformance during the period was driven by stock selection rather than sector allocations. Selection was strongest among the Health Care and Information Technology sectors. The top contributors to benchmark-relative returns were Melco International (Capital Goods), Network Appliance (Technology Hardware & Equip), and Intel (Semiconductors & Semiconductor Equip). Melco International was up on news of a deal that would positively impact the company's plans to open its first casino in Macau. We sold the stock during the period due to its strong performance. Network Appliance benefited from a healthy storage spending environment where sales of the company's mid-range storage solution, FAS3000, remained strong. We continued to hold the stock as of June 30, 2006. The Fund did not own poor performer Intel, which helped to boost relative performance.

The Fund's underweight positions in the Industrials, Consumer Staples and Energy sectors detracted from relative performance, although holdings within these sectors contributed to the Fund's absolute return. St. Jude Medical (Health Care Equipment & Services), Jetblue Airways (Transportation) and XM Satellite (Media) detracted most from relative performance during the period. St. Jude Medical fell on overall weakness in the implantable cardiac defibrillator market, while Jetblue Airways was down after posting several weak quarters. Shares of XM Satellite declined as the company posted a wider loss than anticipated due to higher marketing costs. The Fund no longer held St. Jude Medical and Jetblue Airways the end of the period.

WHAT IS THE OUTLOOK?

We expect economic growth to slow this year as consumers face headwinds of expensive energy bills and higher credit card

--------------------------------------------------------------------------------

payments. Despite the recent Fed hike, we expect that modest core inflation gains and a slowing economy will soon move the Fed to the sidelines. Currently, the Fund's largest exposure is in Technology, followed by Health Care and Consumer Discretionary. This is consistent with the overall view that there are ample opportunities across a number of different sectors regardless of the market's economic outlook. The Fund's lowest weights are in the Materials, Telecommunication Services and Utilities sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.0%
-------------------------------------------------------------------
Capital Goods                                               2.0
-------------------------------------------------------------------
Consumer Cyclical                                           9.6
-------------------------------------------------------------------
Energy                                                      2.6
-------------------------------------------------------------------
Finance                                                     5.6
-------------------------------------------------------------------
Health Care                                                19.8
-------------------------------------------------------------------
Services                                                   13.3
-------------------------------------------------------------------
Technology                                                 36.5
-------------------------------------------------------------------
Transportation                                              1.7
-------------------------------------------------------------------
Utilities                                                   4.2
-------------------------------------------------------------------
Short-Term Investments                                     20.2
-------------------------------------------------------------------
Other Assets & Liabilities                                (18.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      HIGH YIELD IA             LEHMAN HIGH YIELD CORPORATE INDEX
                                                                      -------------             ---------------------------------
9/98                                                                     10000.00                           10000.00
                                                                          9992.00                            9795.00
                                                                         10340.00                           10202.00
12/98                                                                    10368.00                           10213.00
                                                                         10528.00                           10364.00
                                                                         10531.00                           10303.00
                                                                         10695.00                           10402.00
                                                                         10898.00                           10603.00
                                                                         10693.00                           10460.00
                                                                         10703.00                           10437.00
                                                                         10696.00                           10479.00
                                                                         10620.00                           10363.00
                                                                         10599.00                           10289.00
                                                                         10660.00                           10221.00
                                                                         10797.00                           10341.00
12/99                                                                    10856.00                           10457.00
                                                                         10758.00                           10412.00
                                                                         10730.00                           10431.00
                                                                         10637.00                           10212.00
                                                                         10674.00                           10229.00
                                                                         10576.00                           10123.00
                                                                         10840.00                           10330.00
                                                                         10960.00                           10408.00
                                                                         11113.00                           10479.00
                                                                         11067.00                           10388.00
                                                                         10867.00                           10056.00
                                                                         10596.00                            9657.00
12/00                                                                    10968.00                            9844.00
                                                                         11691.00                           10581.00
                                                                         11742.00                           10722.00
                                                                         11489.00                           10469.00
                                                                         11337.00                           10339.00
                                                                         11419.00                           10525.00
                                                                         11018.00                           10230.00
                                                                         11198.00                           10381.00
                                                                         11300.00                           10503.00
                                                                         10592.00                            9797.00
                                                                         11030.00                           10039.00
                                                                         11378.00                           10406.00
12/01                                                                    11263.00                           10363.00
                                                                         11156.00                           10436.00
                                                                         10818.00                           10290.00
                                                                         10905.00                           10538.00
                                                                         11061.00                           10706.00
                                                                         10993.00                           10647.00
                                                                         10409.00                            9862.00
                                                                          9928.00                            9431.00
                                                                         10053.00                            9700.00
                                                                          9791.00                            9573.00
                                                                          9822.00                            9489.00
                                                                         10385.00                           10077.00
12/02                                                                    10487.00                           10218.00
                                                                         10764.00                           10558.00
                                                                         10952.00                           10688.00
                                                                         11148.00                           10995.00
                                                                         11687.00                           11647.00
                                                                         11860.00                           11768.00
                                                                         12077.00                           12106.00
                                                                         11790.00                           11973.00
                                                                         11936.00                           12111.00
                                                                         12267.00                           12442.00
                                                                         12474.00                           12693.00
                                                                         12632.00                           12886.00
12/03                                                                    12919.00                           13177.00
                                                                         13061.00                           13429.00
                                                                         13025.00                           13395.00
                                                                         13070.00                           13486.00
                                                                         12904.00                           13394.00
                                                                         12669.00                           13168.00
                                                                         12831.00                           13356.00
                                                                         13009.00                           13538.00
                                                                         13227.00                           13803.00
                                                                         13411.00                           14004.00
                                                                         13668.00                           14257.00
                                                                         13738.00                           14429.00
12/04                                                                    13875.00                           14644.00
                                                                         13815.00                           14625.00
                                                                         14028.00                           14840.00
                                                                         13571.00                           14408.00
                                                                         13464.00                           14268.00
                                                                         13717.00                           14521.00
                                                                         13914.00                           14806.00
                                                                         14093.00                           15065.00
                                                                         14114.00                           15094.00
                                                                         13966.00                           14943.00
                                                                         13857.00                           14839.00
                                                                         14022.00                           14916.00
12/05                                                                    14170.00                           15045.00
                                                                         14331.00                           15285.00
                                                                         14436.00                           15387.00
                                                                         14530.00                           15479.00
                                                                         14633.00                           15574.00
                                                                         14629.00                           15572.00
6/06                                                                     14561.00                           15517.00

    --- HIGH YIELD IA                          --- LEHMAN BROTHERS HIGH YIELD CORPORATE
        $10,000 starting value                     INDEX
        $14,561 ending value                       $10,000 starting value
                                                   $15,517 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                               SINCE
                   YTD*    1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
High Yield IA      2.76%   4.65%    5.73%      4.79%
-----------------------------------------------------------
High Yield IB      2.63%   4.37%    5.48%      4.73%
-----------------------------------------------------------
Lehman Brothers
  High Yield
  Corporate Index  3.14%   4.80%    8.69%      5.83%
-----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK NILAND, CFA                   NASRI TOUTOUNGI
Executive Vice President           Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford High Yield HLS Fund returned 2.76% on a net basis for the six-month period ended June 30, 2006, underperforming its benchmark, Lehman Brothers High Yield Corporate Index, which returned 3.14% for the same period. The Fund outperformed the 2.39% return of the average fund in the Lipper High Current Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the first two quarters of the year, the Federal Reserve (the Fed) raised its Federal Funds Target Rate four times, resulting in 17 consecutive rate hikes since the summer of 2004. These actions were a result of the condition of the U.S. economy and the financial markets. Record high energy prices, concerns of a weakening U.S. Dollar, an improving job market and signs of strong economic growth led the Fed to believe that it must continue tightening the money supply in order to restrain inflation. Despite these inflation concerns, early in the year investors appeared confident that inflation could be contained without restricting the growth of the economy. However, by the close of the second quarter, it was apparent historically high gasoline prices and the cooling housing market were beginning to take a toll upon consumers, leading to fears that the economy might slow. Furthermore, high oil prices, tight labor markets and a reduction in global liquidity fueled higher inflation expectations.

Overall, the rising interest rates were detrimental to the performance of fixed income bonds, since the principal value of fixed income securities fall as interest rates rise. For the first two quarters of 2006, the U.S. Treasuries and Investment Grade Bond groups posted negative returns. In contrast, the "riskier" High Yield sector fared better, positing solid gains. High yield bonds performed best during the first quarter when investors were most optimistic about the economy in general and corporate earnings in particular. Below investment grade bonds typically perform best when the economy is strong because the risk of default is relatively low. Moody's global speculative grade default rate has been running in the 1.6% to 2.1% range over the last six months, well below its 5% historical average. Cash, as measured by 3 month T-Bills outperformed most bond sectors for the period. Although the yields of all maturities rose during the period, the yield curve remained fairly flat, with short-term instruments paying yields that approached the levels of longer-maturity issues.

The High Yield HLS Fund slightly lagged its benchmark, the Lehman Brothers High Yield Corporate Index, for the first 6 months of the year. A key detractor from performance was the Fund's sector allocation, with the underweight to the Automotive sector being the majority of that cost. Mainly due to last year's

--------------------------------------------------------------------------------

downgrade of Ford and General Motors ("GM") to below investment grade ratings, the Automotive Sector now represents nearly 13.5% of the Lehman Brothers High Yield Corporate Index. While we have generally been bullish on the prospects for these issuers, prudent portfolio management principles and the asymmetry of fixed income returns dictated a less-than-benchmark exposure of roughly 10%. Nevertheless, this weighting within our portfolio is larger than the bulk of its peers (many of whom manage to benchmarks that limit issuer concentrations to 2% of the total index). This positioning benefited the fund's peer relative performance, as, heightened speculation surrounding General Motors Corp's (GM) sale of its most profitable subsidiary, General Motors Acceptance Corp. (GMAC), and GM's progress in addressing its pension and benefit obligations with its unions led to a rally in the automotive sector.

Additionally, in the last two quarters the Fund's performance was constrained by its 10% limit on CCC-rated securities (which we fully utilized) versus the fund's benchmark which carries a 15% weighting. In the last six month, the riskiest securities were the strongest performers, as the lower end of the credit spectrum (rated "CCC") generated a total return of 6.64% over the period, while the middle tier (rated "B", a market segment that we over weighted by 13.5%) posted a 2.90% return. The highest level of the credit spectrum within high yield (rated "BB") saw a total return of 1.87% over the last six months. This is a segment that we were underweight throughout the last six months by approximately 15%. Late in the second quarter, the Fund's investment guidelines were expanded to allow up to a maximum of 25% in securities rated CCC. At this point in time, we do not anticipate fully utilizing this larger "bucket", as we will continue to treat the CCC-rated sector very selectively and opportunistically. Security selection in the portfolio generally contributed to relative performance during the period. Specifically within the Consumer Products sector, bonds of Bombardier Recreational Products and Doane Pet Care were tendered at above market prices, and Clarke American, a printing company also contributed substantially. One of the greatest contributors to the Fund's performance was its lower-than-benchmark duration. Having anticipated the need for the Fed to continue rising interest rates, during the period we intentionally maintained a lower sensitivity to changes in interest rates.

WHAT IS THE OUTLOOK?
We begin the third quarter with the portfolio positioned for higher rates. We expect trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires. Given our outlook for slightly higher interest rates and continued economic growth, we continue to see value in the High Yield sector, as we expect defaults to remain well controlled with a backdrop of solid economic growth. We are anticipating that the "BB" rated segment of the market will rebound once clarity around the potential end of the Fed's tightening campaign emerges, thereby mitigating concerns over this cohort's relatively high sensitivity to interest rates (as opposed to its lower quality peers, which tend to trade in sympathy with default trends).

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.8%
-------------------------------------------------------------------
Capital Goods                                               1.2
-------------------------------------------------------------------
Consumer Cyclical                                          13.8
-------------------------------------------------------------------
Consumer Staples                                            1.8
-------------------------------------------------------------------
Energy                                                      3.3
-------------------------------------------------------------------
Finance                                                    12.6
-------------------------------------------------------------------
Health Care                                                 3.3
-------------------------------------------------------------------
Services                                                   17.9
-------------------------------------------------------------------
Technology                                                 17.7
-------------------------------------------------------------------
Transportation                                              3.6
-------------------------------------------------------------------
U.S. Government Agencies                                    1.0
-------------------------------------------------------------------
Utilities                                                   6.0
-------------------------------------------------------------------
Short-Term Investments                                     27.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of June 30, 2006

                                                      PERCENTAGE OF
                                                        LONG TERM
                                                        HOLDINGS
-------------------------------------------------------------------
AAA                                                         1.1%
-------------------------------------------------------------------
A                                                           0.3
-------------------------------------------------------------------
BBB                                                         1.1
-------------------------------------------------------------------
BB                                                         25.1
-------------------------------------------------------------------
B                                                          61.7
-------------------------------------------------------------------
CCC                                                         7.4
-------------------------------------------------------------------
NR                                                          3.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/96                                                                      10000.00                           10000.00
                                                                           9551.00                            9558.00
                                                                           9747.00                            9760.00
                                                                          10287.00                           10309.00
                                                                          10564.00                           10593.00
                                                                          11359.00                           11393.00
12/96                                                                     11128.00                           11168.00
                                                                          11812.00                           11865.00
                                                                          11901.00                           11958.00
                                                                          11401.00                           11468.00
                                                                          12081.00                           12152.00
                                                                          12815.00                           12891.00
                                                                          13378.00                           13468.00
                                                                          14436.00                           14539.00
                                                                          13623.00                           13725.00
                                                                          14364.00                           14477.00
                                                                          13881.00                           13994.00
                                                                          14512.00                           14641.00
12/97                                                                     14756.00                           14892.00
                                                                          14916.00                           15057.00
                                                                          15984.00                           16142.00
                                                                          16795.00                           16968.00
                                                                          16959.00                           17139.00
                                                                          16658.00                           16845.00
                                                                          17333.00                           17528.00
                                                                          17142.00                           17342.00
                                                                          14657.00                           14835.00
                                                                          15595.00                           15786.00
                                                                          16856.00                           17068.00
                                                                          17867.00                           18102.00
12/98                                                                     18897.00                           19145.00
                                                                          19674.00                           19946.00
                                                                          19055.00                           19326.00
                                                                          19811.00                           20099.00
                                                                          20566.00                           20877.00
                                                                          20067.00                           20385.00
                                                                          21181.00                           21516.00
                                                                          20510.00                           20844.00
                                                                          20406.00                           20740.00
                                                                          19842.00                           20172.00
                                                                          21088.00                           21448.00
                                                                          21508.00                           21884.00
12/99                                                                     22769.00                           23173.00
                                                                          21618.00                           22009.00
                                                                          21201.00                           21592.00
                                                                          23259.00                           23703.00
                                                                          22553.00                           22990.00
                                                                          22080.00                           22519.00
                                                                          22618.00                           23074.00
                                                                          22257.00                           22713.00
                                                                          23630.00                           24123.00
                                                                          22375.00                           22850.00
                                                                          22273.00                           22753.00
                                                                          20511.00                           20961.00
12/00                                                                     20606.00                           21063.00
                                                                          21327.00                           21810.00
                                                                          19376.00                           19823.00
                                                                          18143.00                           18568.00
                                                                          19545.00                           20009.00
                                                                          19667.00                           20143.00
                                                                          19180.00                           19653.00
                                                                          18984.00                           19460.00
                                                                          17788.00                           18243.00
                                                                          16339.00                           16770.00
                                                                          16647.00                           17090.00
                                                                          17917.00                           18401.00
12/01                                                                     18068.00                           18563.00
                                                                          17795.00                           18292.00
                                                                          17446.00                           17940.00
                                                                          18096.00                           18614.00
                                                                          16993.00                           17486.00
                                                                          16858.00                           17358.00
                                                                          15655.00                           16122.00
                                                                          14429.00                           14866.00
                                                                          14518.00                           14963.00
                                                                          12935.00                           13338.00
                                                                          14072.00                           14510.00
                                                                          14892.00                           15363.00
12/02                                                                     14012.00                           14462.00
                                                                          13640.00                           14084.00
                                                                          13431.00                           13873.00
                                                                          13557.00                           14007.00
                                                                          14675.00                           15160.00
                                                                          15440.00                           15958.00
                                                                          15629.00                           16163.00
                                                                          15899.00                           16448.00
                                                                          16201.00                           16768.00
                                                                          16023.00                           16590.00
                                                                          16924.00                           17528.00
                                                                          17066.00                           17682.00
12/03                                                                     17954.00                           18608.00
                                                                          18275.00                           18950.00
                                                                          18524.00                           19213.00
                                                                          18238.00                           18923.00
                                                                          17947.00                           18627.00
                                                                          18184.00                           18882.00
                                                                          18526.00                           19249.00
                                                                          17911.00                           18612.00
                                                                          17980.00                           18686.00
                                                                          18167.00                           18889.00
                                                                          18439.00                           19177.00
                                                                          19177.00                           19953.00
12/04                                                                     19820.00                           20632.00
                                                                          19331.00                           20129.00
                                                                          19730.00                           20552.00
                                                                          19376.00                           20189.00
                                                                          18998.00                           19806.00
                                                                          19599.00                           20436.00
                                                                          19621.00                           20465.00
                                                                          20343.00                           21226.00
                                                                          20153.00                           21032.00
                                                                          20309.00                           21202.00
                                                                          19962.00                           20849.00
                                                                          20709.00                           21636.00
12/05                                                                     20713.00                           21644.00
                                                                          21261.00                           22217.00
                                                                          21312.00                           22277.00
                                                                          21573.00                           22554.00
                                                                          21854.00                           22857.00
                                                                          21219.00                           22200.00
6/06                                                                      21244.00                           22230.00

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,244 ending value                       $22,230 ending value

S&P 500 INDEX is a market capitalization weighed price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                          YTD*   1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
Index IA                  2.56%   8.27%   2.07%    7.83%
-------------------------------------------------------------
Index IB(3)               2.44%   8.00%   1.82%    7.57%
-------------------------------------------------------------
S&P 500 Index             2.71%   8.62%   2.49%    8.32%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD C. CAPUTO, CFA
Assistant Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Index HLS Fund returned 2.56% on a net basis for the six-month period ended June 30, 2006, slightly underperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. Before expenses, the Fund outperformed the Index, gaining 2.74%. The Fund also outperformed the 2.54% return of the average fund in the Lipper S&P 500 Index Objective Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the first two quarters of the year, the Federal Reserve (the Fed) raised its Federal Funds Target Rate four times, resulting in 17 consecutive rate hikes since the summer of 2004. These actions were a result of the condition of the U.S. economy and the financial markets. Record high energy prices, concerns of a weakening U.S. Dollar, an improving job market and signs of strong economic growth led the Fed to believe that it must continue tightening the money supply in order to restrain inflation. Despite these inflation concerns, early in the year investors appeared confident that inflation could be contained without restricting the growth of the economy. However, by the close of the second quarter, it was apparent historically high gasoline prices and the cooling housing market were beginning to take a toll upon consumers, leading to fears that the economy might slow. Furthermore, high oil prices, tight labor markets and a reduction in global liquidity fueled higher inflation expectations.

In the first quarter of 2006, the equity markets performed strongly, reflecting the optimistic outlook that investors held for the economy and corporate earnings. The S&P 500 Index, a proxy for the broad domestic stock market gained 4.21% in the first quarter. As investors demonstrated an appetite for risk, the MSCI EAFE Index (foreign equities) and the Russell 2000 Index (U.S. small cap stocks) more than doubled the S&P 500 gains, returning 9.40% and 13.94%, respectively. However, as investors became more uncertain about the state of the domestic economy in the second quarter, U.S. equities gave back some of their first quarter gains. In total for the first six months of 2006, the S&P 500 Index returned 2.71% and the Russell 2000 Index gain 8.21%. As the overseas economies continued to demonstrate faster growth than the U.S. economy in the second quarter, the MSCI EAFE Index gained 10.16% for the six-month period.

By design, the Fund is managed to mimic the performance of the S&P 500 Fund. Due this approach, the Fund is expected to perform in line with the Index. However, we do not purchase stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to the Hartford is reallocated across the Life/

--------------------------------------------------------------------------------

Health Insurance and Property/Casualty Insurance industries. In particular, American International Group, Inc. received more than 28 percent of the HIG exposure allocation. While this reallocation of exposure was beneficial to performance early in the year, it was detrimental in the second quarter. The Fund may engage in futures trading to more efficiently maintain exposure to the Index and also to offset brokerage commissions. This period the results were mixed, with trading losses in the first quarter, but gains that offset brokerage commissions and the lack of HIG exposure in the second quarter. Early in the year, corporate action decisions had a positive impact upon the Fund. The largest corporate action contribution came from the Jefferson-Pilot/Lincoln National Corp. deal. The S&P 500 index reflected Lincoln National Corp.'s acquisition of Jefferson-Pilot by removing Jefferson-Pilot from the index at its closing price on its last day of trading. Rather than selling the stock, the Fund received a mix of stock and cash because it was a better value.

WHAT IS THE OUTLOOK?
We begin the third quarter expecting trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires. If investors perceive that further tightening by the Federal Reserve will negatively impact corporate profits, it is possible that equity performance will be restrained. We will continue to manage the Fund in a manner that closely matches the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               4.7
-------------------------------------------------------------------
Consumer Cyclical                                           9.2
-------------------------------------------------------------------
Consumer Staples                                            5.6
-------------------------------------------------------------------
Energy                                                      9.7
-------------------------------------------------------------------
Finance                                                    22.7
-------------------------------------------------------------------
Health Care                                                10.6
-------------------------------------------------------------------
Services                                                    6.9
-------------------------------------------------------------------
Technology                                                 21.9
-------------------------------------------------------------------
Transportation                                              1.4
-------------------------------------------------------------------
Utilities                                                   3.3
-------------------------------------------------------------------
Short-Term Investments                                     15.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (14.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Capital Appreciation HLS Fund inception 4/30/2001 (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                  INTERNATIONAL CAPITAL
                                                     APPRECIATION IA         MSCI EAFE GROWTH INDEX          MSCI EAFE INDEX
                                                  ---------------------      ----------------------          ---------------
4/01                                                      10000                       10000                       10000
                                                           9406                        9601                        9655
                                                           8978                        9137                        9264
                                                           8834                        8915                        9096
                                                           8353                        8509                        8868
                                                           7351                        7706                        7971
                                                           7710                        8013                        8175
                                                           8359                        8425                        8477
12/01                                                      8602                        8474                        8528
                                                           8253                        8017                        8076
                                                           8394                        8125                        8133
                                                           8844                        8477                        8616
                                                           8727                        8488                        8639
                                                           8822                        8512                        8756
                                                           8407                        8295                        8411
                                                           7654                        7411                        7582
                                                           7563                        7355                        7566
                                                           6678                        6716                        6756
                                                           7229                        7097                        7120
                                                           7823                        7306                        7443
12/02                                                      7121                        7138                        7194
                                                           7201                        6785                        6894
                                                           7062                        6639                        6736
                                                           6860                        6575                        6609
                                                           7675                        7151                        7265
                                                           8344                        7527                        7711
                                                           8574                        7661                        7902
                                                           8864                        7762                        8095
                                                           9242                        7905                        8292
                                                           9272                        8174                        8549
                                                          10059                        8645                        9082
                                                          10185                        8848                        9286
12/03                                                     10755                        9457                       10011
                                                          11205                        9642                       10154
                                                          11730                        9826                       10390
                                                          12017                        9837                       10452
                                                          11437                        9600                       10225
                                                          11647                        9583                       10256
                                                          12028                        9714                       10498
                                                          11179                        9320                       10159
                                                          11212                        9331                       10206
                                                          11812                        9563                       10474
                                                          12313                        9883                       10832
                                                          13010                       10567                       11575
12/04                                                     13413                       11015                       12084
                                                          12977                       10762                       11863
                                                          12846                       11195                       12378
                                                          12355                       10925                       12072
                                                          12249                       10723                       11802
                                                          12373                       10764                       11820
                                                          12429                       10853                       11981
                                                          12885                       11184                       12349
                                                          13262                       11507                       12665
                                                          13550                       11993                       13232
                                                          12993                       11666                       12846
                                                          13455                       11888                       13164
12/05                                                     14239                       12517                       13777
                                                          15344                       13289                       14624
                                                          15119                       13140                       14594
                                                          15582                       13655                       15082
                                                          16339                       14282                       15814
                                                          15490                       13692                       15219
6/06                                                      15337                       13712                       15225

    --- INTERNATIONAL CAPITAL   --- MSCI EAFE GROWTH INDEX   -- MSCI EAFE
        APPRECIATION IA             $10,000 starting value       INDEX
        $10,000 starting value      $13,712 ending value         $10,000 starting value
        $15,337 ending value                                     $15,225 ending value

MSCI EAFE GROWTH INDEX -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST GROWTH INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index.

MSCI EAFE -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
International Capital
  Appreciation IA      7.71%   23.39%   11.30%     8.62%
---------------------------------------------------------------
International Capital
  Appreciation IB      7.58%   23.09%   11.04%     8.37%
---------------------------------------------------------------
MSCI EAFE Growth
  Index                9.55%   26.34%    8.46%     6.30%
---------------------------------------------------------------
MSCI EAFE Index        10.51%  27.07%   10.45%     8.47%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA        JEAN-MARC BERTEAUX          MATTHEW D. HUDSON, CFA
Senior Vice President,      Vice President              Vice President
Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford International Capital Appreciation HLS Fund returned 7.71% for the six-month period ended June 30, 2006, underperforming its benchmark, MSCI EAFE Growth Index, which returned 9.55% for the same period. The Fund also underperformed the 8.06% return of the average fund in the Lipper International Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equities advanced during the six-month period, led by Utilities, Energy, Health Care, and Materials stocks. While all sectors within the MSCI EAFE Growth Index advanced, Information Technology and Consumer Discretionary stocks were among the weakest performing areas of the market. The Fund's overweight allocations to these traditional growth sectors (and underweight to more defensive sectors) caused the Fund to underperform in the market environment of the past six months.

Stock selection was additive to relative performance, primarily within Financials, Industrials and Energy. London Stock Exchange (Diversified Financials) was a top contributor within Financials due to strong earnings growth. We eliminated the stock following a takeover bid from Nasdaq Stock Market. Within Industrials, Vallourec (Capital Goods), a French maker of seamless steel tubes used in the oil and gas industries benefited from the tight supply environment that afforded the company better pricing. Another top contributor to relative performance during the period was EMI Group (Media). The British music publishing company advanced as investors were encouraged by a potential merger with Warner Music Group. We maintained a position in EMI Group as of the end of the period.

Stock selection within Consumer Discretionary, Information Technology, and Consumer Staples detracted from relative performance during the period. Within Consumer Discretionary, Rakuten (Retailing) and SES Global (Media) were the greatest detractors from relative performance. Rakuten was negatively impacted by volatility in Japanese internet stocks but did not have any fundamental disappointments, thus we continued to hold the

--------------------------------------------------------------------------------

stock as of the end of the period. We eliminated SES Global, Europe's largest satellite operator. Within Information Technology, Samsung Electronics (Semiconductors & Semiconductor Equipment) and Logitech International (Technology Hardware & Equipment) detracted from relative performance. Within Health Care, Israel-based generic pharmaceutical manufacturer, Teva Pharmaceuticals also detracted from performance. The Fund held Samsung Electronics and Logitech International as of the end of the period. The position in Teva Pharmaceuticals was eliminated.

WHAT IS THE OUTLOOK?

Based on bottom-up stock selection, the Fund's largest overweight sector allocations are in traditional growth sectors such as Consumer Discretionary and Information Technology, as well as in Financials. Within Consumer Discretionary, our emphasis is on media and retail companies. Our Financials exposure is primarily focused on capital market related stocks, which are benefiting from healthy trading volumes and increased merger and acquisition activity. Relative to the benchmark, the Fund is most underweight Materials and Industrials.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.2%
-------------------------------------------------------------------
Belgium                                                     1.2
-------------------------------------------------------------------
Brazil                                                      2.0
-------------------------------------------------------------------
Canada                                                      4.6
-------------------------------------------------------------------
France                                                     17.3
-------------------------------------------------------------------
Germany                                                     4.2
-------------------------------------------------------------------
Greece                                                      1.5
-------------------------------------------------------------------
Hong Kong                                                   0.7
-------------------------------------------------------------------
Ireland                                                     2.0
-------------------------------------------------------------------
Japan                                                      15.9
-------------------------------------------------------------------
Luxembourg                                                  1.3
-------------------------------------------------------------------
Mexico                                                      3.3
-------------------------------------------------------------------
Netherlands                                                 5.5
-------------------------------------------------------------------
Norway                                                      1.8
-------------------------------------------------------------------
South Korea                                                 3.3
-------------------------------------------------------------------
Spain                                                       1.0
-------------------------------------------------------------------
Sweden                                                      1.0
-------------------------------------------------------------------
Switzerland                                                 7.7
-------------------------------------------------------------------
Taiwan                                                      1.2
-------------------------------------------------------------------
United Kingdom                                             20.3
-------------------------------------------------------------------
Short-Term Investments                                     29.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (26.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.7%
-------------------------------------------------------------------
Consumer Cyclical                                          11.3
-------------------------------------------------------------------
Consumer Staples                                            5.6
-------------------------------------------------------------------
Energy                                                      4.4
-------------------------------------------------------------------
Finance                                                    21.6
-------------------------------------------------------------------
Health Care                                                13.1
-------------------------------------------------------------------
Services                                                    8.4
-------------------------------------------------------------------
Technology                                                 16.9
-------------------------------------------------------------------
Transportation                                              2.4
-------------------------------------------------------------------
Utilities                                                   2.6
-------------------------------------------------------------------
Short-Term Investments                                     29.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (26.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   INTERNATIONAL OPP. IA          MSCI AC WORLD FREE EX US INDEX
                                                                   ---------------------          ------------------------------
6/96                                                                      10000.00                           10000.00
                                                                           9649.00                            9668.00
                                                                           9716.00                            9724.00
                                                                           9871.00                            9966.00
                                                                           9863.00                            9866.00
                                                                          10361.00                           10246.00
12/96                                                                     10471.00                           10128.00
                                                                          10365.00                            9942.00
                                                                          10410.00                           10124.00
                                                                          10420.00                           10103.00
                                                                          10355.00                           10188.00
                                                                          11034.00                           10817.00
                                                                          11546.00                           11414.00
                                                                          11888.00                           11645.00
                                                                          11014.00                           10729.00
                                                                          11614.00                           11309.00
                                                                          10735.00                           10346.00
                                                                          10566.00                           10217.00
12/97                                                                     10506.00                           10335.00
                                                                          10629.00                           10644.00
                                                                          11347.00                           11354.00
                                                                          11888.00                           11746.00
                                                                          12162.00                           11830.00
                                                                          12243.00                           11616.00
                                                                          12264.00                           11572.00
                                                                          12394.00                           11682.00
                                                                          10588.00                           10035.00
                                                                          10182.00                            9823.00
                                                                          10928.00                           10852.00
                                                                          11562.00                           11435.00
12/98                                                                     11889.00                           11829.00
                                                                          12232.00                           11816.00
                                                                          11938.00                           11552.00
                                                                          12619.00                           12109.00
                                                                          13101.00                           12715.00
                                                                          12558.00                           12118.00
                                                                          13173.00                           12675.00
                                                                          13511.00                           12972.00
                                                                          13530.00                           13017.00
                                                                          13611.00                           13105.00
                                                                          14067.00                           13593.00
                                                                          14873.00                           14136.00
12/99                                                                     16628.00                           15485.00
                                                                          15693.00                           14644.00
                                                                          16833.00                           15040.00
                                                                          16680.00                           15606.00
                                                                          15760.00                           14735.00
                                                                          15099.00                           14358.00
                                                                          15687.00                           14969.00
                                                                          15203.00                           14378.00
                                                                          15410.00                           14556.00
                                                                          14611.00                           13749.00
                                                                          13911.00                           13312.00
                                                                          13283.00                           12715.00
12/00                                                                     13784.00                           13149.00
                                                                          13866.00                           13346.00
                                                                          12755.00                           12289.00
                                                                          11849.00                           11421.00
                                                                          12736.00                           12197.00
                                                                          12242.00                           11861.00
                                                                          11852.00                           11406.00
                                                                          11593.00                           11152.00
                                                                          11271.00                           10875.00
                                                                          10083.00                            9721.00
                                                                          10351.00                            9994.00
                                                                          10966.00                           10451.00
12/01                                                                     11202.00                           10585.00
                                                                          10700.00                           10132.00
                                                                          10733.00                           10205.00
                                                                          11330.00                           10802.00
                                                                          11278.00                           10829.00
                                                                          11415.00                           10947.00
                                                                          10915.00                           10474.00
                                                                           9806.00                            9453.00
                                                                           9693.00                            9454.00
                                                                           8545.00                            8452.00
                                                                           9180.00                            8905.00
                                                                           9611.00                            9333.00
12/02                                                                      9193.00                            9032.00
                                                                           8789.00                            8715.00
                                                                           8535.00                            8538.00
                                                                           8361.00                            8372.00
                                                                           9130.00                            9179.00
                                                                           9655.00                            9764.00
                                                                           9812.00                           10034.00
                                                                          10098.00                           10301.00
                                                                          10470.00                           10608.00
                                                                          10558.00                           10905.00
                                                                          11189.00                           11612.00
                                                                          11420.00                           11865.00
12/03                                                                     12236.00                           12771.00
                                                                          12390.00                           12976.00
                                                                          12681.00                           13306.00
                                                                          12769.00                           13388.00
                                                                          12423.00                           12972.00
                                                                          12511.00                           13001.00
                                                                          12825.00                           13295.00
                                                                          12242.00                           12908.00
                                                                          12263.00                           13011.00
                                                                          12632.00                           13429.00
                                                                          13104.00                           13896.00
                                                                          13910.00                           14861.00
12/04                                                                     14448.00                           15499.00
                                                                          14196.00                           15232.00
                                                                          14611.00                           15983.00
                                                                          14271.00                           15550.00
                                                                          14018.00                           15166.00
                                                                          14091.00                           15261.00
                                                                          14371.00                           15549.00
                                                                          15080.00                           16122.00
                                                                          15489.00                           16535.00
                                                                          16042.00                           17388.00
                                                                          15408.00                           16755.00
                                                                          15737.00                           17318.00
12/05                                                                     16561.00                           18151.00
                                                                          17733.00                           19417.00
                                                                          17409.00                           19361.00
                                                                          18000.00                           19923.00
                                                                          19010.00                           20950.00
                                                                          18174.00                           19985.00
6/06                                                                      18099.00                           19965.00

    --- INTERNATIONAL OPPORTUNITIES IA        --- MSCI ALL COUNTRY WORLD FREE EX US
        $10,000 starting value                    INDEX
        $18,099 ending value                      $10,000 starting value
                                                  $19,965 ending value

MSCI ALL COUNTRY WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                 YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------------
International Opportunities IA   9.29%  25.93%   8.83%    6.11%
--------------------------------------------------------------------
International Opportunities
 IB(3)                           9.15%  25.62%   8.58%    5.88%
--------------------------------------------------------------------
MSCI All Country World Free ex
 US Index                        9.99%  28.40%  11.85%    7.16%
--------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

TROND SKRAMSTAD                                                 NICOLAS M. CHOUMENKOVITCH
Senior Vice President, Partner,                                 Vice President
Director of Global Equity Strategies

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford International Opportunities HLS Fund returned 9.29% for the six-month period ended June 30, 2006, underperforming its benchmark, MSCI All Country World Free ex-US Index, which returned 9.99% for the same period. The Fund outperformed the 8.95% return of the average fund in the Lipper International Core Funds VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equities, as measured by the MSCI All Country World Free ex-US Index, advanced during the six-month period, led by the Utilities, Materials and Energy sectors. Information Technology, Telecommunication Services and Consumer Discretionary were the weakest areas of the market. Regionally, Europe and Latin America were the strongest markets, while Japan and Emerging Markets lagged.

Favorable stock selection within Materials, Financials, Health Care and Information Technology was additive to relative performance. The leading contributors to benchmark-relative performance were Xstrata (Materials), Hong Kong Exchanges (Diversified Financials) and London Stock Exchange (Diversified Financials). The value of Xstrata's coal assets in a high and rising energy price environment finally got more recognition by the markets. London Stock Exchange appreciated due to strong earnings growth, although we eliminated our position as of the end of the period. We trimmed, but maintained a position in both Xstrata and Hong Kong Exchanges.

Regionally, underweight allocations to Japan and Emerging Markets stocks were additive to relative performance. We also achieved favorable stock selection within North America (primarily Canada) and Asia (primarily Hong Kong).

Stock selection within Industrials, Consumer Staples, Telecommunication Services and Energy detracted from performance relative to the benchmark. Relative to the benchmark, leading detractors were Seven & I Holdings (Food & Staples), Matsui Securities (Diversified Financials) and Santos (Energy). Matsui Securities declined as a falling market and financial scandals has temporarily driven retail investors away from the market. There are also some signs of increased price competition among the on-line brokers.

--------------------------------------------------------------------------------

We maintained our position in the stock as of the end of the period. We eliminated Australian-based Santos and maintained our position in Japan-based Seven & I Holdings. At the margin, the Fund's performance was negatively impacted by sector exposures, including underweight allocations to the strong performing Materials and Utilities sectors.
WHAT IS THE OUTLOOK?

With growth relatively strong around the globe and interest rates on the rise, risk sensitive and interest rates sensitive areas, as well as areas with high levels of economic optimism, are at the margin, de-emphasized in the Fund. Consequently, the Fund has the greatest overweight in Health Care, while Emerging Markets have been trimmed back when stock prices warrant. We have scaled back our relative position in continental Europe, where growth expectations now have become reasonably optimistic, but where the risks to 2007 growth are rising, both from greater than anticipated fiscal tightening, but also from a more restrictive European Central Bank. As of the end of the period, the Fund has the greatest exposure to Financials, Consumer Discretionary and Energy stocks, and is diversified across 24 countries.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.8%
-------------------------------------------------------------------
Capital Goods                                               1.5
-------------------------------------------------------------------
Consumer Cyclical                                          11.5
-------------------------------------------------------------------
Consumer Staples                                            5.1
-------------------------------------------------------------------
Energy                                                      8.4
-------------------------------------------------------------------
Finance                                                    27.5
-------------------------------------------------------------------
Health Care                                                 9.8
-------------------------------------------------------------------
Services                                                    6.6
-------------------------------------------------------------------
Technology                                                 13.4
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                     14.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.5%
-------------------------------------------------------------------
Brazil                                                      3.3
-------------------------------------------------------------------
Canada                                                      6.7
-------------------------------------------------------------------
Finland                                                     1.6
-------------------------------------------------------------------
France                                                     15.6
-------------------------------------------------------------------
Germany                                                     7.1
-------------------------------------------------------------------
Greece                                                      1.2
-------------------------------------------------------------------
Hong Kong                                                   1.1
-------------------------------------------------------------------
Hungary                                                     0.5
-------------------------------------------------------------------
India                                                       0.9
-------------------------------------------------------------------
Ireland                                                     0.9
-------------------------------------------------------------------
Italy                                                       5.7
-------------------------------------------------------------------
Japan                                                      17.9
-------------------------------------------------------------------
Luxembourg                                                  0.6
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 1.2
-------------------------------------------------------------------
Norway                                                      3.3
-------------------------------------------------------------------
South Africa                                                1.3
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Spain                                                       4.0
-------------------------------------------------------------------
Sweden                                                      2.3
-------------------------------------------------------------------
Switzerland                                                 9.3
-------------------------------------------------------------------
Taiwan                                                      2.3
-------------------------------------------------------------------
United Kingdom                                              6.1
-------------------------------------------------------------------
Short-Term Investments                                     14.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  S&P/CITIGROUP EXTENDED MARKET
                                                               INTERNATIONAL SMALL COMPAY IA            EURO-PACIFIC INDEX
                                                               -----------------------------      -----------------------------
4/01                                                                       10000                              10000
                                                                           10356                              10051
                                                                            9781                               9730
                                                                            9610                               9365
                                                                            9631                               9388
                                                                            8374                               8233
                                                                            8926                               8554
                                                                            9559                               8875
12/01                                                                       9402                               8758
                                                                            9241                               8585
                                                                            9229                               8792
                                                                            9643                               9305
                                                                           10043                               9565
                                                                           10328                               9980
                                                                           10222                               9671
                                                                            9621                               9000
                                                                            9384                               8917
                                                                            8412                               8188
                                                                            8487                               8117
                                                                            8750                               8408
12/02                                                                       8924                               8345
                                                                            8673                               8223
                                                                            8635                               8207
                                                                            8611                               8157
                                                                            9629                               8834
                                                                           10403                               9576
                                                                           10562                              10030
                                                                           11039                              10357
                                                                           11564                              11015
                                                                           12315                              11642
                                                                           13064                              12443
                                                                           13114                              12432
12/03                                                                      13719                              13194
                                                                           14045                              13691
                                                                           14379                              14117
                                                                           14948                              14484
                                                                           14691                              14113
                                                                           14417                              14116
                                                                           14859                              14613
                                                                           14046                              14028
                                                                           13932                              14139
                                                                           14133                              14562
                                                                           14638                              15016
                                                                           15433                              16191
12/04                                                                      16047                              16992
                                                                           16470                              17232
                                                                           16891                              18014
                                                                           16425                              17637
                                                                           15922                              17128
                                                                           16041                              17210
                                                                           16444                              17537
                                                                           17108                              18172
                                                                           17463                              18693
                                                                           17910                              19398
                                                                           17461                              18832
                                                                           17823                              19517
12/05                                                                      19031                              20747
                                                                           20478                              22263
                                                                           20477                              22281
                                                                           21331                              23268
                                                                           22397                              24427
                                                                           21411                              23296
6/06                                                                       21074                              23016

    --- INTERNATIONAL SMALL COMPANY IA         --- S&P/CITIGROUP EXTENDED MARKET
        $10,000 starting value                     EURO-PACIFIC INDEX
        $21,074 ending value                       $10,000 starting value
                                                   $23,016 ending value

S&P/CITIGROUP EXTENDED MARKET EURO-PACIFIC INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                             SINCE
                                 YTD*    1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------------------
International Small Company IA  10.74%   28.16%   16.59%    15.51%
-------------------------------------------------------------------------
International Small Company IB  10.60%   27.84%   16.32%    15.24%
-------------------------------------------------------------------------
S&P/Citigroup Extended Market
 Euro-Pacific Index             10.94%   31.24%   18.79%    17.50%
-------------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SIMON THOMAS                                                    DANIEL MAGUIRE
Vice President                                                  Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Small Company HLS Fund returned 10.74% for the six-month period ended June 30, 2006, underperforming its benchmark, S&P/Citigroup Extended Market Euro Pacific Index, which returned 10.94% for the same period. The Fund outperformed the 8.95% return of the average fund in the Lipper International Core VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International small cap equity markets advanced during the six-month period, continuing to outpace other equity asset classes. Returns were uniformly strong -- every sector experienced positive results, led by Energy, Materials, and Utilities. Stocks in the Technology and Consumer Discretionary sectors lagged the broader market. Developed markets outpaced Emerging Markets, which fell in the latter half of the period. Europe, the UK, and Asia ex-Japan were the highest-returning regions, while Japan fell along with Emerging Markets.

The Fund advanced in absolute terms during the six-month period, but modestly trailed the benchmark as the more speculative value names continued to drive index performance. Stock selection relative to the benchmark was favorable, led by positive results within Consumer Discretionary, Health Care, and Industrials. In contrast, the Fund's positions in the Materials, Energy, and Financials sectors lagged.

Top absolute and relative contributors were sourced from a variety of industries and countries. Cambridge Antibody (+103%), a UK biotechnology company, soared on the news that pharmaceutical giant AstraZeneca would be buying the 80% of the company it did not already own. We exited the position following the announcement. GEA Group (+39%), a German engineering company that supplies production equipment to chemical, oil, and industrial customers, rose as the company continued to benefit from a recent restructuring and increased profitability. Another engineering company, Greek firm Hellenic Technodomiki (+53%), saw price gains based on a strong order book and increased infrastructure funding in Greece by the European Union. Other top relative and absolute contributors included Hagemeyer (+75%), a Dutch supplier of electrical and industrial goods, and Kobayashi Pharmaceutical (+38%), a Japanese provider of healthcare and pharmaceutical products.

GCAP Media (-15%), a British media company, and Advanced Digital Broadcasting (-54%), a Swiss set top box provider, were the leading detractors on an absolute basis from the Fund's

--------------------------------------------------------------------------------

performance over the semi-annual period. Radio station operator GCAP Media suffered in a weakening UK ad market and some concerns over a format change involving fewer ads per minute. Project delays at Advanced Digital Broadcasting caused a sizeable reduction in current year guidance, pushing the stock lower. We see the issue as temporary and believe the model remains intact. Further, the longer-term industry outlook continues to be very attractive. The Fund continued to hold these stocks at the end of the period. Other negative contributors on an absolute and relative basis included Tietoenator (-22%), a Finnish Software company, Jardine Lloyd Thompson (-17%), a British insurance broker, and Familymart (-14%), a Japanese convenience store chain.

The Fund's sector positioning detracted from benchmark relative returns during the period, largely due to a modest cash position (2% on average) held during a rising market. Partially offsetting this was an overweight position in the Energy sector and an underweight among lagging Consumer Discretionary stocks.

WHAT IS THE OUTLOOK?

As we head into the second half of the year, signs of a steadily decelerating global economy continue. Within the United States, the Federal Reserve Bank seems to have successfully orchestrated a soft-landing of the United States economy and is almost finished raising rates. Persistently high energy prices are taking their toll on the world economy, though inflation appears to be in control. Outside of the United States, we believe the resurgence of the U.S. dollar and the continued relative strength of the U.S. economy may act as an inflection point for a shift from value to growth, small to large, low quality to high quality, and cyclical to non-cyclical.

At the end of the period the Fund was overweight Health Care, with an emphasis on steady growth equipment providers, Industrials, and Consumer Staples, with exposure to Japanese retailers that will benefit from improving consumer demand. Underweight positions were concentrated in the Financials sector. However we have selectively added to or initiated small positions in high-quality local real estate holdings and Japanese banks, which are becoming increasingly more attractive.

The Fund ended the period with a slight overweight to Japan and underweight to Asia ex Japan as a result of bottom-up stock selection. We are beginning to see better valuations across most regions and seizing opportunities where company fundamentals are different from the perception of weakening sector fundamentals.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            14.6%
-------------------------------------------------------------------
Capital Goods                                               8.4
-------------------------------------------------------------------
Consumer Cyclical                                          16.3
-------------------------------------------------------------------
Consumer Staples                                            5.1
-------------------------------------------------------------------
Energy                                                      3.7
-------------------------------------------------------------------
Finance                                                    17.8
-------------------------------------------------------------------
Health Care                                                 8.5
-------------------------------------------------------------------
Services                                                    8.7
-------------------------------------------------------------------
Technology                                                 10.2
-------------------------------------------------------------------
Transportation                                              4.6
-------------------------------------------------------------------
Utilities                                                   0.6
-------------------------------------------------------------------
Short-Term Investments                                     23.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   4.1%
-------------------------------------------------------------------
Belgium                                                     1.5
-------------------------------------------------------------------
China                                                       1.3
-------------------------------------------------------------------
Denmark                                                     2.7
-------------------------------------------------------------------
Finland                                                     1.3
-------------------------------------------------------------------
France                                                      7.2
-------------------------------------------------------------------
Germany                                                     9.0
-------------------------------------------------------------------
Greece                                                      2.0
-------------------------------------------------------------------
Hong Kong                                                   1.2
-------------------------------------------------------------------
India                                                       0.6
-------------------------------------------------------------------
Italy                                                       5.3
-------------------------------------------------------------------
Japan                                                      24.1
-------------------------------------------------------------------
Liechtenstein                                               0.9
-------------------------------------------------------------------
Luxembourg                                                  0.6
-------------------------------------------------------------------
Malaysia                                                    1.3
-------------------------------------------------------------------
Mexico                                                      0.5
-------------------------------------------------------------------
Netherlands                                                 2.4
-------------------------------------------------------------------
Portugal                                                    0.6
-------------------------------------------------------------------
Singapore                                                   0.4
-------------------------------------------------------------------
South Korea                                                 1.5
-------------------------------------------------------------------
Spain                                                       1.4
-------------------------------------------------------------------
Sweden                                                      4.5
-------------------------------------------------------------------
Switzerland                                                 7.5
-------------------------------------------------------------------
Thailand                                                    0.5
-------------------------------------------------------------------
United Kingdom                                             16.1
-------------------------------------------------------------------
Short -- Term Investments                                  23.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap HLS Fund inception 7/14/1997
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 7/14/97 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         MIDCAP IA                     S&P MIDCAP 400 INDEX
                                                                         ---------                     --------------------
7/97                                                                      10000.00                           10000.00
                                                                          10337.00                           10465.00
                                                                          10248.00                           10453.00
                                                                          10952.00                           11053.00
                                                                          10517.00                           10573.00
                                                                          10936.00                           10730.00
12/97                                                                     11381.00                           11146.00
                                                                          11126.00                           10934.00
                                                                          12262.00                           11839.00
                                                                          12881.00                           12373.00
                                                                          13202.00                           12598.00
                                                                          12728.00                           12032.00
                                                                          13389.00                           12108.00
                                                                          13183.00                           11639.00
                                                                          10612.00                            9474.00
                                                                          11227.00                           10358.00
                                                                          12180.00                           11283.00
                                                                          12953.00                           11846.00
12/98                                                                     14406.00                           13276.00
                                                                          14746.00                           12759.00
                                                                          14103.00                           12092.00
                                                                          15300.00                           12430.00
                                                                          16516.00                           13409.00
                                                                          16690.00                           13468.00
                                                                          17874.00                           14190.00
                                                                          17362.00                           13888.00
                                                                          17133.00                           13412.00
                                                                          16759.00                           12998.00
                                                                          17736.00                           13661.00
                                                                          18731.00                           14378.00
12/99                                                                     21869.00                           15232.00
                                                                          21856.00                           14802.00
                                                                          25333.00                           15839.00
                                                                          26893.00                           17163.00
                                                                          25310.00                           16563.00
                                                                          23972.00                           16358.00
                                                                          26354.00                           16598.00
                                                                          26568.00                           16860.00
                                                                          29507.00                           18742.00
                                                                          29124.00                           18615.00
                                                                          28792.00                           17983.00
                                                                          25456.00                           16627.00
12/00                                                                     27427.00                           17898.00
                                                                          27844.00                           18297.00
                                                                          26249.00                           17254.00
                                                                          24036.00                           15972.00
                                                                          26311.00                           17734.00
                                                                          26757.00                           18147.00
                                                                          26693.00                           18075.00
                                                                          26158.00                           17805.00
                                                                          24951.00                           17223.00
                                                                          22032.00                           15081.00
                                                                          23455.00                           15749.00
                                                                          25405.00                           16921.00
12/01                                                                     26435.00                           17794.00
                                                                          25983.00                           17703.00
                                                                          26157.00                           17724.00
                                                                          27610.00                           18991.00
                                                                          27277.00                           18903.00
                                                                          27441.00                           18584.00
                                                                          25748.00                           17224.00
                                                                          23072.00                           15553.00
                                                                          22947.00                           15632.00
                                                                          20977.00                           14372.00
                                                                          22090.00                           14995.00
                                                                          24190.00                           15863.00
12/02                                                                     22676.00                           15211.00
                                                                          22365.00                           14767.00
                                                                          22144.00                           14415.00
                                                                          22311.00                           14537.00
                                                                          24211.00                           15592.00
                                                                          26307.00                           16884.00
                                                                          26468.00                           17100.00
                                                                          26779.00                           17706.00
                                                                          28015.00                           18510.00
                                                                          27462.00                           18226.00
                                                                          29849.00                           19604.00
                                                                          30391.00                           20287.00
12/03                                                                     31218.00                           20630.00
                                                                          31942.00                           21077.00
                                                                          32251.00                           21583.00
                                                                          32083.00                           21674.00
                                                                          31175.00                           20963.00
                                                                          31627.00                           21398.00
                                                                          32388.00                           21885.00
                                                                          30812.00                           20864.00
                                                                          30781.00                           20809.00
                                                                          32208.00                           21425.00
                                                                          32896.00                           21768.00
                                                                          34905.00                           23064.00
12/04                                                                     36349.00                           24030.00
                                                                          35705.00                           23417.00
                                                                          36588.00                           24202.00
                                                                          36088.00                           23934.00
                                                                          34868.00                           23004.00
                                                                          36858.00                           24390.00
                                                                          38218.00                           24955.00
                                                                          39867.00                           26266.00
                                                                          39255.00                           25973.00
                                                                          39945.00                           26173.00
                                                                          39339.00                           25610.00
                                                                          41858.00                           26862.00
12/05                                                                     42450.00                           27047.00
                                                                          44779.00                           28641.00
                                                                          44863.00                           28401.00
                                                                          45724.00                           29110.00
                                                                          46319.00                           29520.00
                                                                          44427.00                           28188.00
6/06                                                                      43827.00                           28195.00

    --- MIDCAP IA                              --- S&P MIDCAP 400 INDEX
        $10,000 starting value                     $10,000 starting value
        $43,827 ending value                       $28,195 ending value

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                  SINCE
                      YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
MidCap IA             3.24%   14.68%   10.43%    17.91%
--------------------------------------------------------------
MidCap IB(3)          3.12%   14.39%   10.16%    17.64%
--------------------------------------------------------------
S&P MidCap 400 Index  4.24%   12.98%   9.30%    12.25%**
--------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 6/30/97.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

PHILLIP H. PERELMUTER
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford MidCap HLS Fund returned 3.24% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P MidCap 400 Index, which returned 4.24%. The Fund also underperformed the 4.02% return of the average fund in the Lipper Mid-Cap Core VA-UF Average peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets were up for the six-month period ended June 30, 2006. Mid cap stocks outperformed large caps, but trailed small caps, when measured using the S&P 400, S&P 500, and Russell 2000 Indices. Eight of the ten sectors within the S&P MidCap 400 Index posted positive returns for the period. The Telecommunications Services and Industrials sectors were the strongest performers while the Consumer Discretionary and Health Care sectors were weakest.

Underperformance during the period was due to a combination of weak stock selection in several sectors and sector allocation relative to the S&P MidCap 400 Index. Security selection was weakest within the Information Technology sector where Jabil Circuit and Activision detracted from both relative and absolute performance. Jabil, a blue chip electronics manufacturing company, declined on options backdating concerns and disappointing guidance. Activision, a publisher of interactive entertainment software products, experienced profit pressures as the company invests for the next gaming cycle, where it is well positioned to benefit. Homebuilder DR Horton was also a detractor of relative and absolute performance as the market reacted to increasing evidence of slower new home demand within the U.S. The Fund was also hurt by overweight positions in the underperforming Consumer Discretionary and Health Care sectors.

However, strong security selection within Consumer Discretionary and Health Care helped offset some of the losses. NVIDIA, Cameco, and Alliance Data System were among the top contributors to both relative and absolute performance during the period. Semiconductor holding NVIDIA was up due to expectations of market share gains and operating margin expansion. We exited the position during the period due to the stock's strong performance. Uranium supplier Cameco benefited from the limited supply and high demand for uranium. Alliance Data

--------------------------------------------------------------------------------

System, which provides transaction, credit and marketing services, was up after the company announced strong results and increased its earnings forecast.

WHAT IS THE OUTLOOK?

We continue to expect slower economic growth this year. The slowdown in housing is underway, and diminishing home equity extraction will likely contribute to slower consumption growth. In addition, consumers continue to face headwinds of expensive energy bills and higher credit card payments. Despite the recent Fed hike, we expect that modest core inflation gains and a slowing economy will soon move the Fed to the sidelines. As of the end of the period, the Fund was overweight the Industrials, Consumer Discretionary, Health Care and Information Technology sectors and underweight the Utilities, Materials and Financials sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.3%
-------------------------------------------------------------------
Capital Goods                                               3.1
-------------------------------------------------------------------
Consumer Cyclical                                          14.7
-------------------------------------------------------------------
Energy                                                      6.4
-------------------------------------------------------------------
Finance                                                    14.5
-------------------------------------------------------------------
Health Care                                                10.9
-------------------------------------------------------------------
Services                                                   19.7
-------------------------------------------------------------------
Technology                                                 15.7
-------------------------------------------------------------------
Transportation                                              1.7
-------------------------------------------------------------------
Utilities                                                   1.8
-------------------------------------------------------------------
Short-Term Investments                                     12.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.7)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Midcap Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/06

Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      MIDCAP VALUE IA                RUSSELL 2500 VALUE INDEX
                                                                      ---------------                ------------------------
4/01                                                                      10000.00                           10000.00
                                                                          10092.00                           10307.00
                                                                          10139.00                           10406.00
                                                                           9950.00                           10337.00
                                                                           9640.00                           10248.00
                                                                           8234.00                            9111.00
                                                                           8476.00                            9306.00
                                                                           9208.00                           10022.00
12/01                                                                      9959.00                           10593.00
                                                                          10012.00                           10690.00
                                                                          10207.00                           10823.00
                                                                          10776.00                           11493.00
                                                                          10790.00                           11690.00
                                                                          10597.00                           11498.00
                                                                          10032.00                           11092.00
                                                                           8968.00                            9809.00
                                                                           8972.00                            9862.00
                                                                           8014.00                            9055.00
                                                                           8404.00                            9184.00
                                                                           9100.00                            9854.00
12/02                                                                      8663.00                            9546.00
                                                                           8472.00                            9258.00
                                                                           8271.00                            9030.00
                                                                           8229.00                            9091.00
                                                                           9000.00                            9915.00
                                                                           9831.00                           10832.00
                                                                           9936.00                           11026.00
                                                                          10296.00                           11505.00
                                                                          10798.00                           11968.00
                                                                          10749.00                           11883.00
                                                                          11472.00                           12791.00
                                                                          11880.00                           13313.00
12/03                                                                     12413.00                           13836.00
                                                                          12629.00                           14284.00
                                                                          12875.00                           14574.00
                                                                          12865.00                           14690.00
                                                                          12426.00                           13921.00
                                                                          12653.00                           14201.00
                                                                          13178.00                           14765.00
                                                                          12606.00                           14171.00
                                                                          12411.00                           14349.00
                                                                          12865.00                           14802.00
                                                                          13155.00                           15070.00
                                                                          13885.00                           16302.00
12/04                                                                     14436.00                           16821.00
                                                                          13902.00                           16280.00
                                                                          14494.00                           16686.00
                                                                          14304.00                           16464.00
                                                                          13605.00                           15848.00
                                                                          14332.00                           16727.00
                                                                          14658.00                           17341.00
                                                                          15304.00                           18269.00
                                                                          15278.00                           17937.00
                                                                          15205.00                           17957.00
                                                                          14700.00                           17427.00
                                                                          15600.00                           18141.00
12/05                                                                     15878.00                           18123.00
                                                                          16907.00                           19315.00
                                                                          16883.00                           19341.00
                                                                          17133.00                           20019.00
                                                                          17538.00                           20098.00
                                                                          17004.00                           19403.00
6/06                                                                      16915.00                           19512.00

    --- MIDCAP VALUE IA                        --- RUSSELL 2500 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $16,915 ending value                       $19,512 ending value

RUSSELL 2500 VALUE INDEX is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                   SINCE
                          YTD*   1 YEAR  5 YEAR  INCEPTION
---------------------------------------------------------------
MidCap Value IA           6.53%  15.40%  10.78%     10.70%
---------------------------------------------------------------
MidCap Value IB           6.40%  15.11%  10.52%     10.44%
---------------------------------------------------------------
Russell 2500 Value Index  7.67%  12.52%  13.40%     13.80%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford MidCap Value HLS Fund returned 6.53% for the six-month period ended June 30, 2006, underperforming its benchmark, the Russell 2500 Value Index, which returned 7.67% for the same period. The Fund outperformed the 3.81% return of the average fund in the Lipper Mid Cap Value VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted positive returns. Small and mid cap stocks outperformed larger cap stocks, as measured by the Russell 2000, S&P 400 MidCap and S&P 500 indices, respectively. Value stocks continued to outperform growth during the period, as measured by the Russell 1000 Growth and Russell 1000 Value Indices, driven by the relative strength of sectors like Materials, Energy, and Industrials.

The Fund's underperformance relative to the benchmark was driven primarily by weak stock selection within Financials, largely due to our underweight position in REITs (Real Estate), Health Care, Consumer Staples and Telecommunications and Media. The Fund's three largest relative detractors were Impax Lab (Health
Care), Barr Pharmaceuticals (Health Care) and RH Donnelly (Consumer Discretionary). Impax declined due to unresolved accounting issues. Barr Pharmaceuticals faced continued risk from generic competition to one of the company's contraceptive drugs. RH Donnelly's shares declined due to profit taking following the closing of their acquisition of Dex Media and on conservative management's guidance for the remainder of 2006. We held our positions in these stocks at the end of the period.

On an absolute basis, strong stock selection within six of the broad sectors of the market led to the Fund's positive returns and partially offset our disappointments. Information Technology, Materials and Consumer Discretionary were our best relative performers. Our top relative contributor to performance was Inco (Materials) whose shares were fueled by rapidly rising metal prices (particularly nickel) and their takeout offer from Teck Cominco (Materials). Other notable relative contributors were Terex, whose shares benefited from the company's exposure to late cycle businesses such as aerials and cranes as well as secular strength in mining and Trinity, whose shares benefited from increasing profits in its North American rail car, wind tower and barge divisions, as well as strong fundamentals in construction. We sold our profitable position in Inco during the period.

WHAT IS THE OUTLOOK?

The U.S. economy advanced at a healthy pace during the period but we do not believe this pace will be sustainable as the effects of a slowdown in housing and credit cycle tightening are felt. Home equity extraction fueled up to one-third of U.S. consumption

--------------------------------------------------------------------------------

spending during 2005, and the opportunity for homeowners to further tap this resource should be significantly diminished looking ahead. Although we expect some deceleration in the manufacturing sector over the next several quarters, capacity utilization has risen to its highest level since September 2000. This should help support healthy spending for equipment, while our infrastructure needs and a commercial construction upturn should support continued robust non-residential construction activity.

As of the end of the period, Information Technology, Industrials, Health Care and Consumer Discretionary were our largest overweight sectors. Note that our holdings in the Consumer Discretionary sector include certain specialty retailers that are not overly dependent on the consumer, and also casual dining restaurants, which offer significant value to the consumer on their menus, thus have some appeal in more challenging times. Our largest underweight sectors were Financials and Utilities.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.2%
-------------------------------------------------------------------
Capital Goods                                              11.9
-------------------------------------------------------------------
Consumer Cyclical                                          10.9
-------------------------------------------------------------------
Consumer Staples                                            3.9
-------------------------------------------------------------------
Energy                                                      3.9
-------------------------------------------------------------------
Finance                                                    17.2
-------------------------------------------------------------------
Health Care                                                 7.4
-------------------------------------------------------------------
Services                                                    9.3
-------------------------------------------------------------------
Technology                                                 16.8
-------------------------------------------------------------------
Transportation                                              2.7
-------------------------------------------------------------------
Utilities                                                   4.9
-------------------------------------------------------------------
Short-Term Investments                                     21.1
-------------------------------------------------------------------
Other Assets & Liabilities                                (20.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Mortgage Securities HLS Fundinception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                LEHMAN MORTGAGE BACKED SECURITIES
                                                                  MORTGAGE SECURITIES IA                      INDEX
                                                                  ----------------------        ---------------------------------
6/96                                                                     10000.00                           10000.00
                                                                         10034.00                           10037.00
                                                                         10047.00                           10037.00
                                                                         10205.00                           10205.00
                                                                         10404.00                           10405.00
                                                                         10558.00                           10554.00
12/96                                                                    10506.00                           10498.00
                                                                         10573.00                           10576.00
                                                                         10599.00                           10612.00
                                                                         10508.00                           10512.00
                                                                         10671.00                           10679.00
                                                                         10766.00                           10784.00
                                                                         10883.00                           10910.00
                                                                         11092.00                           11115.00
                                                                         11066.00                           11089.00
                                                                         11202.00                           11229.00
                                                                         11323.00                           11354.00
                                                                         11353.00                           11391.00
12/97                                                                    11453.00                           11495.00
                                                                         11567.00                           11609.00
                                                                         11583.00                           11634.00
                                                                         11627.00                           11683.00
                                                                         11693.00                           11749.00
                                                                         11783.00                           11827.00
                                                                         11837.00                           11884.00
                                                                         11899.00                           11944.00
                                                                         12021.00                           12053.00
                                                                         12149.00                           12198.00
                                                                         12121.00                           12182.00
                                                                         12179.00                           12243.00
12/98                                                                    12223.00                           12295.00
                                                                         12298.00                           12382.00
                                                                         12259.00                           12334.00
                                                                         12335.00                           12416.00
                                                                         12388.00                           12474.00
                                                                         12304.00                           12404.00
                                                                         12250.00                           12360.00
                                                                         12187.00                           12276.00
                                                                         12199.00                           12276.00
                                                                         12378.00                           12475.00
                                                                         12425.00                           12547.00
                                                                         12438.00                           12554.00
12/99                                                                    12408.00                           12523.00
                                                                         12326.00                           12415.00
                                                                         12448.00                           12559.00
                                                                         12569.00                           12696.00
                                                                         12574.00                           12705.00
                                                                         12594.00                           12710.00
                                                                         12824.00                           12982.00
                                                                         12901.00                           13065.00
                                                                         13077.00                           13264.00
                                                                         13200.00                           13401.00
                                                                         13277.00                           13497.00
                                                                         13494.00                           13700.00
12/00                                                                    13684.00                           13921.00
                                                                         13876.00                           14138.00
                                                                         13959.00                           14219.00
                                                                         14042.00                           14301.00
                                                                         14037.00                           14321.00
                                                                         14102.00                           14416.00
                                                                         14126.00                           14447.00
                                                                         14374.00                           14703.00
                                                                         14481.00                           14833.00
                                                                         14667.00                           15055.00
                                                                         14860.00                           15263.00
                                                                         14757.00                           15122.00
12/01                                                                    14710.00                           15065.00
                                                                         14832.00                           15205.00
                                                                         14967.00                           15378.00
                                                                         14823.00                           15215.00
                                                                         15086.00                           15503.00
                                                                         15184.00                           15616.00
                                                                         15286.00                           15744.00
                                                                         15473.00                           15925.00
                                                                         15607.00                           16050.00
                                                                         15743.00                           16164.00
                                                                         15762.00                           16225.00
                                                                         15763.00                           16214.00
12/02                                                                    15910.00                           16383.00
                                                                         15970.00                           16423.00
                                                                         16058.00                           16533.00
                                                                         16048.00                           16534.00
                                                                         16109.00                           16603.00
                                                                         16144.00                           16617.00
                                                                         16148.00                           16643.00
                                                                         15819.00                           16332.00
                                                                         15926.00                           16448.00
                                                                         16154.00                           16728.00
                                                                         16111.00                           16669.00
                                                                         16156.00                           16704.00
12/03                                                                    16274.00                           16883.00
                                                                         16391.00                           16989.00
                                                                         16520.00                           17132.00
                                                                         16590.00                           17207.00
                                                                         16312.00                           16901.00
                                                                         16266.00                           16864.00
                                                                         16371.00                           17012.00
                                                                         16520.00                           17165.00
                                                                         16759.00                           17430.00
                                                                         16794.00                           17456.00
                                                                         16919.00                           17597.00
                                                                         16841.00                           17553.00
12/04                                                                    16944.00                           17676.00
                                                                         17037.00                           17770.00
                                                                         16949.00                           17688.00
                                                                         16916.00                           17654.00
                                                                         17105.00                           17850.00
                                                                         17222.00                           17991.00
                                                                         17286.00                           18056.00
                                                                         17205.00                           17966.00
                                                                         17354.00                           18126.00
                                                                         17257.00                           18030.00
                                                                         17162.00                           17903.00
                                                                         17213.00                           17962.00
12/05                                                                    17345.00                           18138.00
                                                                         17379.00                           18196.00
                                                                         17440.00                           18281.00
                                                                         17320.00                           18126.00
                                                                         17317.00                           18128.00
                                                                         17295.00                           18093.00
6/06                                                                     17321.00                           18128.00

    --- MORTGAGE SECURITIES IA             --- LEHMAN BROTHERS MORTGAGE BACKED
        $10,000 starting value                 SECURITIES INDEX
        $17,321 ending value                   $10,000 starting value
                                               $18,128 ending value

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                         YTD*   1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------
Mortgage Securities IA  -0.14%   0.20%   4.16%    5.65%
------------------------------------------------------------
Mortgage Securities
  IB(3)                 -0.26%  -0.05%   3.91%    5.39%
------------------------------------------------------------
Lehman Mortgage Backed
  Securities Index      -0.06%   0.40%   4.64%    6.13%
------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA                                         RUSSELL M. REGENAUER
Senior Vice President                                           Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Mortgage HLS Fund returned -0.14% on a net basis for the six-month period ended June 30, 2006, slightly underperforming its benchmark, the Lehman Brothers Mortgage Backed Securities Index, which declined 0.06% for the same period. The Fund also outperformed the 0.20% loss of the average fund in the Lipper U.S. Mortgage Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the first two quarters of the year, the Federal Reserve (the Fed) raised its Federal Funds Target Rate four times, resulting in 17 consecutive rate hikes since the summer of 2004. These actions were a result of the condition of the U.S. economy and the financial markets. Record high energy prices, concerns of a weakening U.S. Dollar, an improving job market and signs of strong economic growth led the Fed to believe that it must continue tightening the money supply in order to restrain inflation. Despite these inflation concerns, early in the year investors appeared confident that inflation could be contained without restricting the growth of the economy. However, by the close of the second quarter, it was apparent historically high gasoline prices and the cooling housing market were beginning to take a toll upon consumers, leading to fears that the economy might slow. Furthermore, high oil prices, tight labor markets and a reduction in global liquidity fueled higher inflation expectations.

Overall, the rising interest rates were detrimental to the performance of fixed income bonds, since the principal value of fixed income securities fall as interest rates rise. For the first two quarters of 2006, the U.S. Treasuries and Investment Grade Bond groups posted negative returns. Due to its very low sensitivity to changes in interest rates, cash, as measured by three month T-Bills, outperformed most bond sectors for the period. Although the yields of all maturities rose during the period, the yield curve remained fairly flat, with short-term instruments paying yields that approached the levels of longer-maturity issues.

The Mortgage Securities HLS Fund slightly lagged its benchmark, the Lehman Brothers Mortgage Backed Securities Index, for the first six months of the year, but outperformed it gross of fees. This solid performance was due in part to its lower sensitivity (duration) to changes in interest rates. Having anticipated the need for the Fed to continue rising interest rates, we intentionally

--------------------------------------------------------------------------------

maintained a shorter-than-index duration. Another key contributor to the Fund's outperformance was its out-of-index allocations. In particular, the Fund maintained allocations to Commercial Mortgage-Backed Securities (CMBS) and Asset-Backed Securities (ABS). The allocations added portfolio diversification and incremental value. Although in the second quarter the premiums for CMBS and ABS over Treasuries increased, thereby decreasing their relative value, these sectors still outperformed the Mortgage Backed Securities (MBS) sector. Within the MBS sector, allocations to hybrid adjustable-rate mortgages and Collateralized Mortgage Obligation (CMO) contributed to performance. Additionally, an underweight to 30 collateral issues and an overweight to higher coupon MBS added to return. During the period, the trading of Treasuries to manage duration also enhanced return.
WHAT IS THE OUTLOOK?

We begin the third quarter with the portfolio positioned for higher rates. We expect trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires. During the second quarter, we added to the positions in Small Business Administration (SBA) loans, which carry the full faith and credit of the U.S. Government. Some CMBS securities were sold to fund the SBA purchase. Currently, the portfolio is defensively positioned for higher rates (short duration and in higher premium MBS), increased volatility and a widening of MBS spreads (increase in premiums over Treasurys). While our outlook is for slightly higher interest rates and continued economic growth, there is a risk that the Fed may over-tighten its monetary policy and send the economy into a sharper than expected slowdown.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              23.0%
-------------------------------------------------------------------
U.S. Government Agencies                                   77.0
-------------------------------------------------------------------
U.S. Government Securities                                  3.3
-------------------------------------------------------------------
Short-Term Investments                                      4.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (7.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of June 30, 2006

                                                      PERCENTAGE OF
RATING                                                 NET ASSETS
-------------------------------------------------------------------
AAA                                                        91.7%
-------------------------------------------------------------------
AA                                                          3.8
-------------------------------------------------------------------
A                                                           1.2
-------------------------------------------------------------------
NR                                                          3.3
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP, Hartford Investment Management Company+)

PERFORMANCE OVERVIEW 8/9/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      SMALL COMPANY IA              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
8/96                                                                      10000.00                           10000.00
                                                                          10235.00                           10231.00
                                                                          10824.00                           10758.00
                                                                          10489.00                           10294.00
                                                                          10748.00                           10580.00
12/96                                                                     10715.00                           10786.00
                                                                          10746.00                           11056.00
                                                                          10551.00                           10388.00
                                                                           9995.00                            9655.00
                                                                          10088.00                            9543.00
                                                                          11180.00                           10978.00
                                                                          11837.00                           11350.00
                                                                          12344.00                           11931.00
                                                                          12618.00                           12290.00
                                                                          13849.00                           13270.00
                                                                          13000.00                           12473.00
                                                                          12776.00                           12176.00
12/97                                                                     12684.00                           12183.00
                                                                          12278.00                           12020.00
                                                                          13679.00                           13081.00
                                                                          14252.00                           13630.00
                                                                          14393.00                           13714.00
                                                                          13644.00                           12717.00
                                                                          13812.00                           12847.00
                                                                          13320.00                           11774.00
                                                                          10141.00                            9056.00
                                                                          11089.00                            9975.00
                                                                          11903.00                           10495.00
                                                                          12687.00                           11309.00
12/98                                                                     14158.00                           12332.00
                                                                          14855.00                           12887.00
                                                                          13262.00                           11708.00
                                                                          14418.00                           12125.00
                                                                          15618.00                           13196.00
                                                                          15939.00                           13217.00
                                                                          17278.00                           13913.00
                                                                          17252.00                           13483.00
                                                                          16888.00                           12979.00
                                                                          17273.00                           13229.00
                                                                          17855.00                           13568.00
                                                                          19799.00                           15002.00
12/99                                                                     23479.00                           17647.00
                                                                          22718.00                           17482.00
                                                                          26757.00                           21550.00
                                                                          26280.00                           19285.00
                                                                          23954.00                           17338.00
                                                                          21282.00                           15820.00
                                                                          24332.00                           17863.00
                                                                          22311.00                           16332.00
                                                                          24101.00                           18050.00
                                                                          23057.00                           17153.00
                                                                          21645.00                           15761.00
                                                                          18988.00                           12899.00
12/00                                                                     20398.00                           13689.00
                                                                          19545.00                           14797.00
                                                                          17404.00                           12768.00
                                                                          15919.00                           11608.00
                                                                          18101.00                           13029.00
                                                                          17880.00                           13330.00
                                                                          18168.00                           13694.00
                                                                          17203.00                           12526.00
                                                                          16487.00                           11743.00
                                                                          13882.00                            9849.00
                                                                          15019.00                           10796.00
                                                                          16466.00                           11697.00
12/01                                                                     17355.00                           12425.00
                                                                          17078.00                           11983.00
                                                                          16291.00                           11208.00
                                                                          17512.00                           12182.00
                                                                          17082.00                           11918.00
                                                                          16417.00                           11222.00
                                                                          15303.00                           10270.00
                                                                          12822.00                            8691.00
                                                                          12568.00                            8687.00
                                                                          12055.00                            8060.00
                                                                          12494.00                            8468.00
                                                                          13268.00                            9307.00
12/02                                                                     12109.00                            8665.00
                                                                          11795.00                            8429.00
                                                                          11581.00                            8204.00
                                                                          11986.00                            8328.00
                                                                          13251.00                            9116.00
                                                                          14712.00                           10143.00
                                                                          15179.00                           10339.00
                                                                          16255.00                           11120.00
                                                                          17061.00                           11718.00
                                                                          16466.00                           11421.00
                                                                          18004.00                           12408.00
                                                                          18517.00                           12812.00
12/03                                                                     18874.00                           12870.00
                                                                          19649.00                           13546.00
                                                                          19685.00                           13525.00
                                                                          20076.00                           13588.00
                                                                          19042.00                           12906.00
                                                                          19394.00                           13163.00
                                                                          19831.00                           13601.00
                                                                          18202.00                           12380.00
                                                                          17443.00                           12113.00
                                                                          18800.00                           12783.00
                                                                          19157.00                           13094.00
                                                                          20271.00                           14200.00
12/04                                                                     21173.00                           14711.00
                                                                          19991.00                           14048.00
                                                                          20687.00                           14241.00
                                                                          20419.00                           13707.00
                                                                          19524.00                           12834.00
                                                                          20874.00                           13739.00
                                                                          22057.00                           14184.00
                                                                          23401.00                           15175.00
                                                                          23490.00                           14961.00
                                                                          24145.00                           15080.00
                                                                          23548.00                           14522.00
                                                                          25001.00                           15345.00
12/05                                                                     25621.00                           15322.00
                                                                          27920.00                           16800.00
                                                                          27739.00                           16710.00
                                                                          28976.00                           17522.00
                                                                          29565.00                           17472.00
                                                                          28040.00                           16242.00
6/06                                                                      27327.00                           16252.00

    --- SMALL COMPANY IA                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $27,327 ending value                       $16,252 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


+ As of June 12, 2006, Hartford Small Company HLS Fund ("the Fund") employs a multimanager approach with Hartford Investment Management Company providing sub-advisory services for a portion of the Fund's assets. As of that date, the Fund's 1A and 1B shares were reopened to new investments.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                        SINCE
                            YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------
Small Company IA            6.66%   23.89%   8.51%     10.69%
--------------------------------------------------------------------
Small Company IB(3)         6.53%   23.58%   8.25%     10.45%
--------------------------------------------------------------------
Russell 2000 Growth Index   6.07%   14.58%   3.48%    5.03%**
--------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 7/31/96.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

                      WELLINGTON MANAGEMENT COMPANY, LLP                         HARTFORD INVESTMENT MANAGEMENT COMPANY
STEVEN C. ANGELI, CFA            STEPHEN MORTIMER        MARIO E. ABULARACH      MARK WATERHOUSE
Senior Vice President, Partner   Vice President          Vice President          Executive Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Small Company HLS Fund returned 6.66% for the six-month period ended June 30, 2006, outperforming its benchmark, the Russell 2000 Growth Index, which returned 6.07% for the same period. The Fund also outperformed the 5.26% return of the average fund in the Lipper Small Cap Growth VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the six-month period, small cap stocks outperformed their large cap counterparts as measured by the Russell 2000 Index, which gained 8.22%, and the Russell 1000 Index, which gained 2.76%. Within the universe of small cap growth stocks, Energy and Consumer Staples were the best performing sectors, while the Health Care sector was weakest.

The Fund's outperformance during the six-month period was the result of superior stock selection relative to the benchmark, particularly within the Consumer Discretionary, Financials, Materials and Information Technology sectors. While the Fund's sector allocations are a fallout of our rigorous fundamental analysis, the Fund benefited from an underweight position in Health Care, the only sector to generate a negative return during the period.

The top contributors to relative performance were CSR (Technology Hardware & Equipment), Melco International (Capital Goods), and Hong Kong Exchanges (Diversified Financials), none of which were held in the Index. CSR is the leading supplier of Bluetooth chips and benefited from increased demand for products that employ this innovative technology. Melco International shares were up on news of a deal that would positively impact the company's plans to open its first casino in Macau. The prospect of industry consolidation drove shares of Hong Kong Exchanges higher. We sold Melco International and Hong Kong Exchanges during the period in order to capitalize on the strong gains of these stocks.

Security selection within Industrials detracted from relative performance during the period. In terms of individual names, Jetblue Airways (Transportation), Tokyo Construction (Capital Goods) and eResearch Technology (Pharma, Biotech & Life

--------------------------------------------------------------------------------

Sciences) detracted the most from the Fund's benchmark-relative performance. We sold all three stocks during the period. Air-conditioning equipment maker Goodman Global, which had its Initial Public Offering in April, was the largest detractor of absolute returns. We continued to hold the stock at the end of the period due to its strong competitive position in a relatively consolidated industry.

WHAT IS THE OUTLOOK?

While economic growth has certainly slowed from last year's strong levels, we expect most sectors of the economy to show moderate growth during 2006. Worries that the Fed may push rates too far and sour the economy may lead to the end of a multi-year bull cycle in small cap stocks. We remain focused on building a portfolio of small companies that have the long term potential to grow into tomorrow's leaders. As of the end of the period, the Fund was overweight Telecommunication Services, Industrials and Consumer Discretionary and underweight Materials, Information Technology, Consumer Staples, Financials and Energy.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.8%
-------------------------------------------------------------------
Capital Goods                                               3.1
-------------------------------------------------------------------
Consumer Cyclical                                           8.7
-------------------------------------------------------------------
Consumer Staples                                            0.4
-------------------------------------------------------------------
Energy                                                      5.4
-------------------------------------------------------------------
Finance                                                     8.7
-------------------------------------------------------------------
Health Care                                                17.8
-------------------------------------------------------------------
Investment Companies                                        2.5
-------------------------------------------------------------------
Services                                                   14.2
-------------------------------------------------------------------
Technology                                                 28.5
-------------------------------------------------------------------
Transportation                                              4.2
-------------------------------------------------------------------
Utilities                                                   1.8
-------------------------------------------------------------------
Short-Term Investments                                     16.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (15.4)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
6/96                                                                      10000.00                           10000.00
                                                                           9096.00                            8779.00
                                                                           9767.00                            9429.00
                                                                          10461.00                            9915.00
                                                                           9672.00                            9487.00
                                                                           9659.00                            9751.00
12/96                                                                      9318.00                            9941.00
                                                                           9215.00                           10189.00
                                                                           8173.00                            9574.00
                                                                           7535.00                            8898.00
                                                                           7316.00                            8795.00
                                                                           8552.00                           10117.00
12/97                                                                      8803.00                           10460.00
                                                                           9286.00                           10996.00
                                                                           9069.00                           11326.00
                                                                           9671.00                           12230.00
                                                                           9250.00                           11496.00
                                                                           9230.00                           11222.00
                                                                           9451.00                           11228.00
                                                                           9264.00                           11078.00
                                                                          10267.00                           12056.00
                                                                          10928.00                           12562.00
                                                                          10901.00                           12639.00
                                                                          10337.00                           11721.00
12/98                                                                     10742.00                           11840.00
                                                                           9951.00                           10852.00
                                                                           7900.00                            8347.00
                                                                           8396.00                            9193.00
                                                                           8974.00                            9672.00
                                                                          10082.00                           10423.00
                                                                          11451.00                           11366.00
                                                                          12283.00                           11877.00
                                                                          10747.00                           10791.00
                                                                          11569.00                           11175.00
                                                                          12004.00                           12162.00
                                                                          12115.00                           12181.00
12/99                                                                     13719.00                           12823.00
                                                                          13972.00                           12426.00
                                                                          14287.00                           11962.00
                                                                          14909.00                           12192.00
                                                                          17040.00                           12505.00
                                                                          19090.00                           13827.00
                                                                          23963.00                           16264.00
                                                                          24330.00                           16112.00
                                                                          33657.00                           19861.00
                                                                          30376.00                           17773.00
                                                                          25433.00                           15979.00
                                                                          21816.00                           14580.00
12/00                                                                     26847.00                           16463.00
                                                                          24869.00                           15052.00
                                                                          29770.00                           16636.00
                                                                          28084.00                           15809.00
                                                                          25539.00                           14526.00
                                                                          18388.00                           11888.00
                                                                          20349.00                           12616.00
                                                                          20668.00                           13637.00
                                                                          16941.00                           11768.00
                                                                          15238.00                           10698.00
                                                                          16719.00                           12007.00
                                                                          16718.00                           12286.00
12/01                                                                     17359.00                           12621.00
                                                                          16112.00                           11544.00
                                                                          15069.00                           10823.00
                                                                          12295.00                            9077.00
                                                                          13541.00                            9950.00
                                                                          15063.00                           10780.00
                                                                          16244.00                           11452.00
                                                                          15727.00                           11044.00
                                                                          14860.00                           10329.00
                                                                          16396.00                           11227.00
                                                                          15707.00                           10984.00
                                                                          14608.00                           10342.00
12/02                                                                     13250.00                            9465.00
                                                                          11459.00                            8010.00
                                                                          11429.00                            8006.00
                                                                          10485.00                            7428.00
                                                                          11305.00                            7804.00
                                                                          12540.00                            8577.00
                                                                          11560.00                            7986.00
                                                                          11185.00                            7768.00
                                                                          10687.00                            7561.00
                                                                          10826.00                            7675.00
                                                                          11828.00                            8402.00
                                                                          13214.00                            9349.00
12/03                                                                     13560.00                            9529.00
                                                                          14484.00                           10249.00
                                                                          15485.00                           10800.00
                                                                          15499.00                           10526.00
                                                                          16672.00                           11436.00
                                                                          17099.00                           11809.00
                                                                          17347.00                           11861.00
                                                                          18386.00                           12485.00
                                                                          18360.00                           12465.00
                                                                          18219.00                           12524.00
                                                                          17416.00                           11895.00
                                                                          17610.00                           12131.00
12/04                                                                     18200.00                           12535.00
                                                                          16742.00                           11410.00
                                                                          16508.00                           11164.00
                                                                          17407.00                           11782.00
                                                                          17966.00                           12068.00
                                                                          19209.00                           13088.00
                                                                          20023.00                           13558.00
                                                                          19141.00                           12948.00
                                                                          19681.00                           13125.00
                                                                          19443.00                           12633.00
                                                                          18567.00                           11829.00
                                                                          19934.00                           12663.00
12/05                                                                     20527.00                           13072.00
                                                                          21933.00                           13986.00
                                                                          21557.00                           13789.00
                                                                          21541.00                           13898.00
                                                                          20824.00                           13385.00
                                                                          22075.00                           14142.00
                                                                          22230.00                           14121.00
                                                                          23940.00                           15484.00
                                                                          23579.00                           15401.00
                                                                          24311.00                           16150.00
                                                                          23971.00                           16103.00
                                                                          22299.00                           14970.00
6/06                                                                      22374.00                           14979.00

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $22,374 ending value                       $14,979 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies which higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                           YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------
SmallCap Growth IA         0.65%   9.00%   5.21%    8.39%
--------------------------------------------------------------
SmallCap Growth IB(2)      0.52%   8.73%   4.96%    8.12%
--------------------------------------------------------------
Russell 2000 Growth Index  6.07%  14.58%   3.49%    4.12%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA                                           DORIS T. DWYER
Vice President                                                  Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Small Cap Growth HLS Fund returned 0.65% for the six-month period ended June 30, 2006, underperforming its benchmark, the Russell 2000 Growth Index, which returned 6.07% for the same period. The Fund also underperformed the 5.26% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets started off with a strong first quarter. They trended lower during the second quarter as a result of the housing market correction, climbing oil prices and continued interest rate hikes by the Federal Reserve. Despite somewhat renewed growth in manufacturing and service sectors, and a higher-than-expected level of U.S. productivity, GDP growth came in below forecasts, and consumer confidence slipped after reaching a four-year high in April.

During the period, small cap stocks returns led those of the broader market, outperforming both mid cap and large cap stocks. The Russell 2000 Growth's 6.1% return outperformed the S&P Mid-Cap 400 and the S&P 500, which returned 4.2% and 2.7%, respectively. Growth stocks underperformed Value. Within the Russell 2000 Growth, the Energy, Consumer Staples and Materials sectors were the absolute leaders for the period. Firms with low earnings quality and high valuations sold off, reversing much of their speculative run from the first quarter of the year.

Within this weak market environment, the Fund's relative performance trailed the benchmark due to poor security selection. Stock selection was weakest within the Health Care, Consumer Discretionary and Financials Sectors. Strong security selection within the Materials sector helped to offset some of the negative performance.

Top detractors from the Fund's relative and absolute performance for the period included Scottish Re Group (Financials), NPS Pharmaceuticals (Health Care), and Standard Pacific (Consumer Discretionary). Insurance company Scottish Re Group shares fell 12% after reporting disappointing first quarter net operating income, down by approximately half. Uncertainty regarding the timing of approval of NPS Pharmaceuticals' osteoporosis drug Preos led to a sharp decline in its stock price. Shares of home builder Standard Pacific were hurt after the company announced plans to cut its full-year earnings guidance. Fundamentally the company is less exposed than most homebuilders to vulnerable holdings and its balance sheet remains solid. However, the negative sentiment in the market continued and headline risk remains a burden home builders overall. Also among top detractors from the

--------------------------------------------------------------------------------

Fund's absolute performance was CV Therapeutic (Health Care). Initial sales of the company's newly approved Angina drug were tepid, disappointing marketplace expectations.

Among the stocks that were the largest contributors to both relative and absolute performance were Frontier Oil Corporation (Energy), MEMC Electronic Materials (Information Technology), and Carpenter Technology (Materials). Frontier Oil Corp declared its most profitable quarter boosted by the continuing strong refining margins. Silicon wafer maker MEMC Electronic Materials shares climbed after announcing its intent to supply Taiwanese solar-cell maker Motech with solar wafers. Carpenter Technology, maker of corrosion-resistant materials, gained after reporting solid quarterly profits driven by strong aerospace sales. Among other positive absolute contributors was Digital River Inc (Information Technology). The company reported profits were up but fell short of increased earnings guidance previously reported.
WHAT IS THE OUTLOOK?

We expect decelerating real estate prices to have a broad and meaningful impact on the consumption outlook, as the pace of mortgage equity withdrawal diminishes. We believe this will take place against a backdrop of resilient productivity and diminishing cost pressures. Thus, cyclical pressures on U.S. inflation are beginning to ease, but the odds of the Fed over-tightening have gone up. At the end of the period the Fund was overweight Information Technology, and Financials, and underweight in the Consumer Staples and Consumer Discretionary sectors relative to the benchmark.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.2%
-------------------------------------------------------------------
Capital Goods                                               4.2
-------------------------------------------------------------------
Consumer Cyclical                                           9.9
-------------------------------------------------------------------
Energy                                                      8.2
-------------------------------------------------------------------
Finance                                                    11.9
-------------------------------------------------------------------
Health Care                                                13.5
-------------------------------------------------------------------
Services                                                   13.7
-------------------------------------------------------------------
Technology                                                 25.2
-------------------------------------------------------------------
Transportation                                              5.8
-------------------------------------------------------------------
Short-Term Investments                                     33.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (32.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/96                                                                      10000.00                           10000.00
                                                                           9661.00                            9558.00
                                                                           9801.00                            9760.00
                                                                          10346.00                           10309.00
                                                                          10567.00                           10593.00
                                                                          11387.00                           11393.00
                                                                          11121.00                           11168.00
                                                                          11821.00                           11865.00
                                                                          11880.00                           11958.00
                                                                          11473.00                           11468.00
                                                                          12138.00                           12152.00
                                                                          12867.00                           12891.00
6/97                                                                      13574.00                           13468.00
                                                                          14559.00                           14539.00
                                                                          13635.00                           13725.00
                                                                          14355.00                           14477.00
                                                                          13887.00                           13994.00
                                                                          14490.00                           14641.00
                                                                          14611.00                           14892.00
                                                                          14793.00                           15057.00
                                                                          15915.00                           16142.00
                                                                          16806.00                           16968.00
                                                                          17180.00                           17139.00
                                                                          16886.00                           16845.00
6/98                                                                      17731.00                           17528.00
                                                                          17899.00                           17342.00
                                                                          15279.00                           14835.00
                                                                          15962.00                           15786.00
                                                                          17401.00                           17068.00
                                                                          18474.00                           18102.00
                                                                          19501.00                           19145.00
                                                                          20100.00                           19946.00
                                                                          19649.00                           19326.00
                                                                          20538.00                           20099.00
                                                                          21391.00                           20877.00
                                                                          20725.00                           20385.00
6/99                                                                      22048.00                           21516.00
                                                                          21418.00                           20844.00
                                                                          21158.00                           20740.00
                                                                          20625.00                           20172.00
                                                                          21749.00                           21448.00
                                                                          22062.00                           21884.00
                                                                          23359.00                           23173.00
                                                                          22094.00                           22009.00
                                                                          21742.00                           21592.00
                                                                          23989.00                           23703.00
                                                                          23278.00                           22990.00
                                                                          22859.00                           22519.00
6/00                                                                      23134.00                           23074.00
                                                                          22682.00                           22713.00
                                                                          23802.00                           24123.00
                                                                          22737.00                           22850.00
                                                                          22868.00                           22753.00
                                                                          21484.00                           20961.00
                                                                          21714.00                           21063.00
                                                                          22294.00                           21810.00
                                                                          20733.00                           19823.00
                                                                          19313.00                           18568.00
                                                                          20735.00                           20009.00
                                                                          20908.00                           20143.00
6/01                                                                      20011.00                           19653.00
                                                                          19783.00                           19460.00
                                                                          18414.00                           18243.00
                                                                          17132.00                           16770.00
                                                                          17549.00                           17090.00
                                                                          18919.00                           18401.00
                                                                          19058.00                           18563.00
                                                                          18590.00                           18292.00
                                                                          18324.00                           17940.00
                                                                          18990.00                           18614.00
                                                                          17357.00                           17486.00
                                                                          17110.00                           17358.00
6/02                                                                      15902.00                           16122.00
                                                                          14917.00                           14866.00
                                                                          14793.00                           14963.00
                                                                          13151.00                           13338.00
                                                                          14345.00                           14510.00
                                                                          15427.00                           15363.00
                                                                          14437.00                           14462.00
                                                                          14060.00                           14084.00
                                                                          13783.00                           13873.00
                                                                          13840.00                           14007.00
                                                                          14900.00                           15160.00
                                                                          15632.00                           15958.00
6/03                                                                      15865.00                           16163.00
                                                                          16265.00                           16448.00
                                                                          16480.00                           16768.00
                                                                          16215.00                           16590.00
                                                                          17074.00                           17528.00
                                                                          17234.00                           17682.00
                                                                          18259.00                           18608.00
                                                                          18355.00                           18950.00
                                                                          18494.00                           19213.00
                                                                          18174.00                           18923.00
                                                                          17935.00                           18627.00
                                                                          18172.00                           18882.00
6/04                                                                      18572.00                           19249.00
                                                                          17909.00                           18612.00
                                                                          17923.00                           18686.00
                                                                          17865.00                           18889.00
                                                                          17841.00                           19177.00
                                                                          18412.00                           19953.00
                                                                          19020.00                           20632.00
                                                                          18686.00                           20129.00
                                                                          19082.00                           20552.00
                                                                          18538.00                           20189.00
                                                                          18368.00                           19806.00
                                                                          18999.00                           20436.00
6/05                                                                      18962.00                           20465.00
                                                                          19820.00                           21226.00
                                                                          19876.00                           21032.00
                                                                          20094.00                           21202.00
                                                                          19849.00                           20849.00
                                                                          20671.00                           21636.00
                                                                          20850.00                           21644.00
                                                                          21504.00                           22217.00
                                                                          21431.00                           22277.00
                                                                          21687.00                           22554.00
                                                                          22045.00                           22857.00
                                                                          21379.00                           22200.00
6/06                                                                      21047.00                           22230.00

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,047 ending value                       $22,230 ending value

S&P 500 is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

               YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------
Stock IA       0.95%  11.00%   1.02%    7.73%
--------------------------------------------------
Stock IB(3)    0.82%  10.72%   0.77%    7.49%
--------------------------------------------------
S&P 500 Index  2.71%   8.62%   2.49%    8.32%
--------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA                 PETER I. HIGGINS, CFA                SAUL J. PANNELL, CFA
Senior Vice President, Partner       Vice President                       Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Stock HLS Fund returned 0.95% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Fund also underperformed the 1.25% return of the average fund in the Lipper Large Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Despite continued rate increases by the Federal Reserve, a slowing consumer and significant volatility during the period, U.S. equity markets edged higher in the first half of 2006 as witnessed by a return of 2.71% on the S&P 500 Index. Small cap stocks continued their outperformance with the Russell 2000 Index up 8.22% and Value continued to best Growth during the period. Among the ten major sectors, eight posted positive returns. Telecommunication Services (+13.8%), Energy (+13.7%) and Materials (+7.1%) led performance while Technology (-5.8%) and Health Care (-3.8%) lagged the broad market.

The Fund underperformed the S&P 500 Index due primarily to weak stock selection in the Consumer Discretionary, Materials, and Health Care sectors. In addition, an overweight position in lagging Health Care stocks and below-market exposure to Energy hurt performance slightly.

Stocks that detracted from both relative and absolute results included XM Satellite Radio (Media), Boston Scientific (Health Care Equipment), EMC (Technology Hardware) and Medtronic (Health Care Equipment). Slowing subscription trends and regulatory review of product compliance caused considerable market unrest for XM Satellite. We continue to hold the company as we remain positive about the long-term opportunity due to planned auto OEM install schedules. Medical device maker Boston Scientific's continued issues with cardiac product recalls from its recently acquired Guidant business caused the stock to fall during the period. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Medical device maker Medtronic traded lower on concerns over weakness in the implantable defibrillator market. We continue to hold Medtronic due to its leadership position in what we believe is an attractive, high growth business over the long term.

Offsetting these results was positive relative stock selection in Information Technology and Financials. Among the top absolute and relative contributors were UBS AG (Financials), Lexmark (Technology Hardware) and Nokia (Technology Hardware). UBS,

--------------------------------------------------------------------------------

one of the world's fastest growing and most profitable wealth managers, reported a strong quarter with solid guidance. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions rose as the company recovers from its product and distribution missteps last year. Nokia benefited from a strong quarter in emerging markets and new product sales which allowed it to gain share. Other top contributors included retailer Best Buy and AT&T.
WHAT IS THE OUTLOOK?

The Hartford Stock HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of June, this bottom-up approach resulted in overweight positions in Consumer Discretionary and Health Care and underweight positions in Consumer Staples and Energy.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.2%
-------------------------------------------------------------------
Capital Goods                                               2.6
-------------------------------------------------------------------
Consumer Cyclical                                           7.2
-------------------------------------------------------------------
Consumer Staples                                            4.6
-------------------------------------------------------------------
Energy                                                      6.9
-------------------------------------------------------------------
Finance                                                    18.7
-------------------------------------------------------------------
Health Care                                                11.7
-------------------------------------------------------------------
Investment Companies                                        1.2
-------------------------------------------------------------------
Services                                                    8.8
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                   1.7
-------------------------------------------------------------------
Short-Term Investments                                      6.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IA                       INDEX
                                                                  --------------------         ----------------------------------
6/96                                                                    10000.00                            10000.00
                                                                        10021.00                            10027.00
                                                                        10004.00                            10010.00
                                                                        10179.00                            10184.00
                                                                        10405.00                            10410.00
                                                                        10626.00                            10588.00
                                                                        10543.00                            10490.00
                                                                        10588.00                            10522.00
                                                                        10635.00                            10549.00
                                                                        10523.00                            10431.00
                                                                        10661.00                            10588.00
                                                                        10779.00                            10689.00
6/97                                                                    10935.00                            10816.00
                                                                        11304.00                            11108.00
                                                                        11187.00                            11013.00
                                                                        11363.00                            11176.00
                                                                        11508.00                            11338.00
                                                                        11581.00                            11391.00
                                                                        11740.00                            11506.00
                                                                        11901.00                            11653.00
                                                                        11891.00                            11644.00
                                                                        11949.00                            11683.00
                                                                        12000.00                            11744.00
                                                                        12127.00                            11855.00
6/98                                                                    12242.00                            11956.00
                                                                        12238.00                            11981.00
                                                                        12347.00                            12177.00
                                                                        12673.00                            12462.00
                                                                        12538.00                            12396.00
                                                                        12665.00                            12466.00
                                                                        12696.00                            12504.00
                                                                        12796.00                            12592.00
                                                                        12470.00                            12372.00
                                                                        12546.00                            12440.00
                                                                        12611.00                            12480.00
                                                                        12444.00                            12370.00
6/99                                                                    12371.00                            12330.00
                                                                        12344.00                            12279.00
                                                                        12321.00                            12273.00
                                                                        12441.00                            12415.00
                                                                        12489.00                            12461.00
                                                                        12497.00                            12460.00
                                                                        12440.00                            12400.00
                                                                        12417.00                            12359.00
                                                                        12567.00                            12508.00
                                                                        12761.00                            12673.00
                                                                        12739.00                            12637.00
                                                                        12747.00                            12630.00
6/00                                                                    13040.00                            12893.00
                                                                        13122.00                            13010.00
                                                                        13288.00                            13199.00
                                                                        13371.00                            13282.00
                                                                        13407.00                            13370.00
                                                                        13609.00                            13589.00
                                                                        13932.00                            13842.00
                                                                        14255.00                            14068.00
                                                                        14334.00                            14190.00
                                                                        14372.00                            14261.00
                                                                        14346.00                            14201.00
                                                                        14430.00                            14286.00
6/01                                                                    14412.00                            14341.00
                                                                        14755.00                            14662.00
                                                                        14941.00                            14830.00
                                                                        14978.00                            15002.00
                                                                        15246.00                            15316.00
                                                                        15189.00                            15105.00
                                                                        15141.00                            15008.00
                                                                        15198.00                            15129.00
                                                                        15262.00                            15276.00
                                                                        15049.00                            15023.00
                                                                        15361.00                            15314.00
                                                                        15525.00                            15444.00
6/02                                                                    15522.00                            15577.00
                                                                        15555.00                            15765.00
                                                                        15855.00                            16032.00
                                                                        15993.00                            16292.00
                                                                        16072.00                            16217.00
                                                                        16253.00                            16212.00
                                                                        16668.00                            16547.00
                                                                        16809.00                            16562.00
                                                                        17074.00                            16791.00
                                                                        17097.00                            16778.00
                                                                        17318.00                            16916.00
                                                                        17715.00                            17232.00
6/03                                                                    17707.00                            17197.00
                                                                        17181.00                            16619.00
                                                                        17316.00                            16729.00
                                                                        17776.00                            17172.00
                                                                        17661.00                            17012.00
                                                                        17742.00                            17053.00
                                                                        17975.00                            17227.00
                                                                        18134.00                            17365.00
                                                                        18282.00                            17553.00
                                                                        18390.00                            17685.00
                                                                        17956.00                            17225.00
                                                                        17893.00                            17156.00
6/04                                                                    17980.00                            17253.00
                                                                        18135.00                            17424.00
                                                                        18450.00                            17756.00
                                                                        18529.00                            17804.00
                                                                        18713.00                            17954.00
                                                                        18643.00                            17810.00
                                                                        18806.00                            17974.00
                                                                        18902.00                            18087.00
                                                                        18844.00                            17980.00
                                                                        18734.00                            17888.00
                                                                        18980.00                            18130.00
                                                                        19138.00                            18326.00
6/05                                                                    19278.00                            18426.00
                                                                        19159.00                            18258.00
                                                                        19375.00                            18492.00
                                                                        19187.00                            18302.00
                                                                        19028.00                            18157.00
                                                                        19102.00                            18237.00
                                                                        19267.00                            18411.00
                                                                        19298.00                            18412.00
                                                                        19339.00                            18473.00
                                                                        19179.00                            18292.00
                                                                        19163.00                            18259.00
                                                                        19134.00                            18239.00
6/06                                                                    19160.00                            18278.00

    --- TOTAL RETURN BOND IA              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $19,160 ending value                  $18,278 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                 YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------------
Total Return Bond IA            -0.56%  -0.61%   5.86%    6.72%
--------------------------------------------------------------------
Total Return Bond IB(3)         -0.68%  -0.86%   5.61%    6.48%
--------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
 Bond Index                     -0.72%  -0.81%   4.97%    6.22%
--------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Total Return Bond HLS Fund returned -0.56% for the six-month period ended June 30, 2006, outperforming its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which declined 0.72% for the same period. The Fund also outperformed the 0.73% loss of the average fund in the Lipper Intermediate Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Continued economic expansion and elevated energy prices kept the Federal Open Market Committee (FOMC) active in the first half of 2006. At their most recent meeting the FOMC raised the Fed Funds rate by 25 basis points for the 17th consecutive time to a level of 5.25%. Employment in the form of job creation, claims for unemployment insurance, and the overall unemployment rate all suggest some tightness in the U.S. Labor market. The strength in energy and commodity prices has begun to apply some moderate pressure to core prices in recent months. While the outlook is for a moderation in growth and inflation in the second half of the year, the Fed will likely be biased toward higher rates in their pursuit of price stability.

Overall, rising interest rates were detrimental to the price performance of portfolio holdings, since the principal value of fixed income securities falls as interest rates rise. For the first two quarters of 2006, the U.S. Treasuries and Investment Grade Bond sectors posted negative returns. In contrast, the "riskier" High Yield sector fared better, posting solid gains. High yield bonds performed better in the first quarter, on the heels of investor optimism about the economy. Cash, as measured by 3 month T-Bills, outperformed most bond sectors for the period. Although the yields of all maturities rose during the period, the yield curve remained fairly flat, with short-term instruments paying yields that approached the levels of longer-maturity issues.

The Total Return Bond HLS Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, for the first six months of the year, primarily due to its lower sensitivity (duration) to changes in interest rates. The portfolio's allocation to out-of-index sectors also contributed to out-performance. Allocations to the High Yield and Non-Dollar (foreign) sectors were beneficial to performance in the first half of 2006. While exposure

--------------------------------------------------------------------------------

to Emerging Market Debt was positive in the first quarter, it detracted from performance in the second quarter. The Non-Dollar sector contributed to relative out performance, particularly in the second quarter. Unhedged Euro and Yen positions were actively traded as the Fund took advantage of U.S. Dollar weakness. As part of the Fund's strategy, we will typically maintain allocations to out-of-index sectors due to their diversification benefits and their potential to enhance return and yield. During the six month period, being allocated away from U.S. Treasuries (underweight) added to out-performance as government issues trailed the Lehman Aggregate Index. At the individual security level, selection had mixed results. During the second quarter, the overweight to BBB rated credit issues negatively impacted returns as credit spreads widened, causing them to decline in value relative to higher quality positions. Due to its very low sensitivity to changes in interest rates, the Fund's small allocation to cash was a positive contributor to return.

WHAT IS THE OUTLOOK?
We begin the third quarter with the portfolio positioned for higher rates. We expect trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires.

The portfolio also has increased allocations to the credit and mortgage backed securities sectors. The steady move to higher rates in the last quarter increased risk premiums among most sectors of the fixed income market. Following this repricing, we now find the valuation in these sectors attractive on a risk-reward basis. Some risks remain of course, particularly among corporations exposed to merger or share repurchase activity, or more generally, that the Federal Reserve may over-tighten and send the economy into a sharper than expected slowdown. On the whole, though, we see reasonable opportunities in these sectors and expect to further increase our exposure over the coming quarter. Given our outlook for slightly higher interest rates and continued economic growth, we continue to see value in the High Yield, Emerging Markets and Non-Dollar sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.2%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           2.8
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      2.9
-------------------------------------------------------------------
Finance                                                    23.3
-------------------------------------------------------------------
Foreign Governments                                         2.6
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 0.3
-------------------------------------------------------------------
Services                                                    3.4
-------------------------------------------------------------------
Technology                                                  3.3
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
U.S. Government Agencies                                   33.2
-------------------------------------------------------------------
U.S. Government Securities                                 14.1
-------------------------------------------------------------------
Utilities                                                   2.8
-------------------------------------------------------------------
Short-Term Investments                                     35.4
-------------------------------------------------------------------
Other Assets & Liabilities                                (29.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of June 30, 2006

                                                      PERCENTAGE OF
                                                       NET ASSETS
-------------------------------------------------------------------
AAA                                                        65.7%
-------------------------------------------------------------------
AA                                                          1.2
-------------------------------------------------------------------
A                                                           8.3
-------------------------------------------------------------------
BBB                                                        14.4
-------------------------------------------------------------------
BB                                                          3.3
-------------------------------------------------------------------
B                                                           3.1
-------------------------------------------------------------------
NR                                                          4.0
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  LEHMAN INTERMEDIATE GOV'T BOND
                                                               U.S. GOVERNMENT SECURITIES IA                  INDEX
                                                               -----------------------------      ------------------------------
6/96                                                                      10000.00                           10000.00
                                                                          10022.00                           10031.00
                                                                           9987.00                           10042.00
                                                                          10166.00                           10172.00
                                                                          10378.00                           10338.00
                                                                          10561.00                           10463.00
                                                                          10456.00                           10407.00
                                                                          10491.00                           10447.00
                                                                          10509.00                           10463.00
                                                                          10388.00                           10404.00
                                                                          10548.00                           10521.00
                                                                          10636.00                           10603.00
6/97                                                                      10760.00                           10694.00
                                                                          11032.00                           10891.00
                                                                          10941.00                           10850.00
                                                                          11104.00                           10968.00
                                                                          11250.00                           11096.00
                                                                          11282.00                           11121.00
                                                                          11405.00                           11211.00
                                                                          11565.00                           11357.00
                                                                          11543.00                           11344.00
                                                                          11585.00                           11379.00
                                                                          11631.00                           11434.00
                                                                          11752.00                           11513.00
6/98                                                                      11865.00                           11590.00
                                                                          11876.00                           11634.00
                                                                          12128.00                           11854.00
                                                                          12410.00                           12130.00
                                                                          12345.00                           12151.00
                                                                          12390.00                           12113.00
                                                                          12417.00                           12160.00
                                                                          12471.00                           12215.00
                                                                          12219.00                           12048.00
                                                                          12286.00                           12127.00
                                                                          12325.00                           12160.00
                                                                          12198.00                           12086.00
6/99                                                                      12150.00                           12104.00
                                                                          12107.00                           12105.00
                                                                          12094.00                           12122.00
                                                                          12242.00                           12226.00
                                                                          12258.00                           12251.00
                                                                          12246.00                           12259.00
                                                                          12177.00                           12221.00
                                                                          12125.00                           12180.00
                                                                          12251.00                           12281.00
                                                                          12402.00                           12421.00
                                                                          12379.00                           12416.00
                                                                          12384.00                           12449.00
6/00                                                                      12615.00                           12647.00
                                                                          12714.00                           12731.00
                                                                          12907.00                           12873.00
                                                                          13015.00                           12985.00
                                                                          13113.00                           13075.00
                                                                          13348.00                           13267.00
                                                                          13615.00                           13501.00
                                                                          13774.00                           13680.00
                                                                          13911.00                           13806.00
                                                                          13976.00                           13906.00
                                                                          13899.00                           13861.00
                                                                          13952.00                           13918.00
6/01                                                                      13978.00                           13962.00
                                                                          14270.00                           14223.00
                                                                          14418.00                           14350.00
                                                                          14683.00                           14657.00
                                                                          14924.00                           14886.00
                                                                          14714.00                           14709.00
                                                                          14637.00                           14638.00
                                                                          14734.00                           14701.00
                                                                          14900.00                           14823.00
                                                                          14710.00                           14599.00
                                                                          14989.00                           14872.00
                                                                          15117.00                           14976.00
6/02                                                                      15251.00                           15164.00
                                                                          15541.00                           15449.00
                                                                          15763.00                           15625.00
                                                                          16049.00                           15893.00
                                                                          16008.00                           15882.00
                                                                          15907.00                           15757.00
                                                                          16207.00                           16048.00
                                                                          16221.00                           16013.00
                                                                          16423.00                           16194.00
                                                                          16409.00                           16197.00
                                                                          16485.00                           16243.00
                                                                          16722.00                           16498.00
6/03                                                                      16701.00                           16471.00
                                                                          16146.00                           16071.00
                                                                          16211.00                           16100.00
                                                                          16516.00                           16449.00
                                                                          16407.00                           16288.00
                                                                          16429.00                           16289.00
                                                                          16555.00                           16416.00
                                                                          16644.00                           16505.00
                                                                          16789.00                           16662.00
                                                                          16883.00                           16778.00
                                                                          16509.00                           16403.00
                                                                          16451.00                           16351.00
6/04                                                                      16512.00                           16392.00
                                                                          16623.00                           16511.00
                                                                          16845.00                           16756.00
                                                                          16849.00                           16763.00
                                                                          16947.00                           16865.00
                                                                          16806.00                           16708.00
                                                                          16898.00                           16799.00
                                                                          16938.00                           16821.00
                                                                          16854.00                           16727.00
                                                                          16819.00                           16685.00
                                                                          16987.00                           16880.00
                                                                          17095.00                           17015.00
6/05                                                                      17145.00                           17070.00
                                                                          17023.00                           16925.00
                                                                          17208.00                           17113.00
                                                                          17085.00                           16981.00
                                                                          16997.00                           16910.00
                                                                          17058.00                           16979.00
                                                                          17160.00                           17082.00
                                                                          17173.00                           17081.00
                                                                          17191.00                           17084.00
                                                                          17126.00                           17031.00
                                                                          17136.00                           17047.00
                                                                          17132.00                           17052.00
6/06                                                                      17157.00                           17083.00

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN BROTHERS INTERMEDIATE GOV'T
        $10,000 starting value                     BOND INDEX
        $17,157 ending value                       $10,000 starting value
                                                   $17,083 ending value

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                            YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------------------
U.S. Government
  Securities IA            -0.02%   0.07%   4.18%    5.55%
---------------------------------------------------------------
U.S. Government
  Securities IB(2)         -0.14%  -0.18%   3.93%    5.28%
---------------------------------------------------------------
Lehman Intermediate Gov't
  Bond Index                0.01%   0.07%   4.12%    5.50%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA              RUSSELL M. REGENAUER
Senior Vice President                Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford U.S. Government Securities HLS Fund returned -0.02% on a net basis for the six-month period ended June 30, 2006, slightly underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 0.01% for the same period. The Fund also outperformed the 0.59% loss of the average fund in the Lipper Intermediate U.S. Government Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the first two quarters of the year, the Federal Reserve (the Fed) raised its Federal Funds Target Rate four times, resulting in 17 consecutive rate hikes since the summer of 2004. These actions were a result of the condition of the U.S. economy and the financial markets. Record high energy prices, concerns of a weakening U.S. Dollar, an improving job market and signs of strong economic growth led the Fed to believe that it must continue tightening the money supply in order to restrain inflation. Despite these inflation concerns, early in the year investors appeared confident that inflation could be contained without restricting the growth of the economy. However, by the close of the second quarter, it was apparent historically high gasoline prices and the cooling housing market were beginning to take a toll upon consumers, leading to fears that the economy might slow. Furthermore, high oil prices, tight labor markets and a reduction in global liquidity fueled higher inflation expectations.

Overall, the rising interest rates were detrimental to the performance of fixed income bonds, since the principal value of fixed income securities fall as interest rates rise. For the first two quarters of 2006, the U.S. Treasuries and Investment Grade Bond groups posted negative returns. Due to its very low sensitivity to changes in interest rates, Cash, as measured by three month T-Bills, outperformed most bond sectors for the period. Although the yields of all maturities rose during the period, the yield curve remained fairly flat, with short-term instruments paying yields that approached the levels of longer-maturity issues.

The U.S. Government Securities HLS Fund slightly lagged its benchmark, the Lehman Brothers Intermediate Government Bond Index, for the first six months of the year, but outperformed it gross of fees. This solid performance was due in part to its lower sensitivity (duration) to changes in interest rates. Having anticipated the need for the Fed to continue rising interest rates,

--------------------------------------------------------------------------------

we intentionally maintained a shorter-than-index duration. A more significant contributor to the Fund's outperformance was its out-of-index allocations. In particular, the Fund maintained a large allocation to Mortgage-Backed Securities
(MBS). After trailing other sectors for the latter half of 2005, the MBS sector rebounded in the first quarter, resulting in the largest contribution to the Fund's relative performance. Still seeing value in the sector, we increased the allocation to MBS in the second quarter, but the timing of these later trades were a slight cost to performance. The modest exposure to Commercial Mortgage-Backed Securities (CMBS) was also a positive factor. At the individual issue level, selection marginally benefited performance.

WHAT IS THE OUTLOOK?

We begin the third quarter with the portfolio positioned for higher rates. We expect trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires. In addition to increasing exposure to MBS, we have also added to the Agency hybrid adjustable-rate mortgage. We also added to the Fund's position in Small Business Administration
(SBA) loans, which carry the full faith and credit of the U.S. Government. We view the SBA loans as an attractive asset versus Agency debt. While our outlook is for slightly higher interest rates and continued economic growth, there is a risk that the Fed may over-tighten its monetary policy and send the economy into a sharper than expected slowdown.

DIVERSIFICATION BY CREDIT QUALITY
as of June 30, 2006

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        99.5%
-------------------------------------------------------------------
AA                                                          0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
CATEGORY NAME                                          NET ASSETS
-------------------------------------------------------------------
Finance                                                     8.3%
-------------------------------------------------------------------
Foreign Governments                                         1.1
-------------------------------------------------------------------
U.S. Government Agencies                                   65.8
-------------------------------------------------------------------
U.S. Government Securities                                 25.8
-------------------------------------------------------------------
Short-Term Investments                                     16.2
-------------------------------------------------------------------
Other Assets & Liabilities                                (17.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          VALUE IA                   RUSSELL 1000 VALUE INDEX
                                                                          --------                   ------------------------
4/01                                                                      10000.00                           10000.00
                                                                          10116.00                           10225.00
                                                                          10070.00                            9998.00
                                                                          10103.00                            9977.00
                                                                           9795.00                            9577.00
                                                                           9140.00                            8903.00
                                                                           9130.00                            8826.00
                                                                           9720.00                            9339.00
12/01                                                                     10006.00                            9559.00
                                                                           9831.00                            9486.00
                                                                           9806.00                            9501.00
                                                                          10026.00                            9950.00
                                                                           9559.00                            9609.00
                                                                           9597.00                            9657.00
                                                                           9030.00                            9103.00
                                                                           8298.00                            8256.00
                                                                           8144.00                            8319.00
                                                                           7253.00                            7394.00
                                                                           7807.00                            7942.00
                                                                           8246.00                            8442.00
12/02                                                                      7741.00                            8076.00
                                                                           7473.00                            7881.00
                                                                           7365.00                            7670.00
                                                                           7406.00                            7683.00
                                                                           8024.00                            8359.00
                                                                           8552.00                            8899.00
                                                                           8630.00                            9010.00
                                                                           8708.00                            9144.00
                                                                           8885.00                            9286.00
                                                                           8742.00                            9196.00
                                                                           9267.00                            9759.00
                                                                           9416.00                            9891.00
12/03                                                                      9955.00                           10501.00
                                                                          10030.00                           10685.00
                                                                          10169.00                           10914.00
                                                                          10062.00                           10819.00
                                                                           9885.00                           10554.00
                                                                          10043.00                           10662.00
                                                                          10244.00                           10914.00
                                                                           9872.00                           10760.00
                                                                           9934.00                           10913.00
                                                                          10049.00                           11082.00
                                                                          10242.00                           11267.00
                                                                          10644.00                           11836.00
12/04                                                                     11021.00                           12233.00
                                                                          10830.00                           12016.00
                                                                          11279.00                           12414.00
                                                                          11024.00                           12243.00
                                                                          10904.00                           12024.00
                                                                          11109.00                           12314.00
                                                                          11185.00                           12448.00
                                                                          11590.00                           12809.00
                                                                          11575.00                           12753.00
                                                                          11754.00                           12932.00
                                                                          11475.00                           12603.00
                                                                          11864.00                           13018.00
12/05                                                                     11917.00                           13096.00
                                                                          12383.00                           13604.00
                                                                          12529.00                           13687.00
                                                                          12660.00                           13873.00
                                                                          12998.00                           14225.00
                                                                          12724.00                           13866.00
6/06                                                                      12826.00                           13954.00

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $12,826 ending value                       $13,954 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                      SINCE
                          YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------
Value IA                  7.63%   14.67%   4.96%      4.93%
------------------------------------------------------------------
Value IB                  7.49%   14.39%   4.71%      4.69%
------------------------------------------------------------------
Russell 1000 Value Index  6.56%   12.10%   6.90%      6.66%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.



    The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner, Portfolio Manager
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Equity Income HLS Fund returned 7.63% for the six-month period ended June 30, 2006, outperforming its benchmark, the Russell 1000 Value Index, which returned 6.56% for the same period. The Fund also outperformed the 4.72% return of the average fund in the Lipper Large-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity markets struggled for the first half of 2006 as investors continued to struggle with an anticipated deceleration in corporate earnings, rising interest rates and high energy prices. In this environment, the Russell 1000 Value index return of 6.56% outperformed both the broader market return of 2.71% as represented by the S&P 500 Index and the Russell 1000 Growth Index return of -0.93%. All ten broad sectors of the Russell 1000 Value Index posted positive gains, with Telecommunication Services, Energy, and Industrials leading the way.

The Fund's outperformance relative to the Russell 1000 Index was primarily driven by strong stock selection and, at the margin, sector allocation across five of the ten broad sectors of the market, with six of the top ten contributors coming from the Industrials and Energy sectors. The top contributor to relative performance was Caterpillar (Industrials) whose shares continued to benefit from an increase in infrastructure spending, the company's "sweet spot" in terms of profitability. Occidental Petroleum, (Integrated Oil and Gas) and GlobalSantaFe (Oil and Gas Driller) were also among the top three relative contributors to performance. Occidental Petroleum's shares benefited from continued upward pricing pressure on both oil and natural gas. GlobalSantaFe's shares benefited from their offshore drilling agreement with Saudi Arabia. We trimmed Caterpillar on strength during the period.

The Information Technology and Health Care sectors were the largest detractors from relative performance for the period due to a combination of poor stock selection and sector allocation -- the Fund had an underweight position within Information Technology and an overweight position within Health Care. On a relative basis, the three largest detractors were Wellpoint Health (Health
Care), EMC (Information Technology) and Dow Chemical (Materials). We held these positions at the end of the period.

The HMO industry has delivered strong performance over the last five years driven primarily by strong fundamentals. Wellpoint Health's shares declined due to the recent sell-off of the entire industry over concerns that medical costs may not decelerate as the market expects. EMC's shares declined due to weaker sales within both their software and mid-range Clariion product lines. Dow Chemical continued to post good profit results, however the company was unable to offset the headwinds of high energy and raw materials costs.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

During the next 12 months, we expect global GDP growth will remain in the 3-4% range, with the U.S. economy decelerating to slightly below 3%. Bearing in mind that flat yield curves have presaged every U.S. recession since 1954, we expect an eventual downshift in business activity as a result of the credit tightening. Another striking capital market feature is the increasing appetite for risk among investors and the declining trend in market volatility. We suspect the expansionary mode of global capital markets has provided a degree of offset to the tightening occurring the in U.S.

In this environment, we continue to find opportunities in several areas, particularly those dependent on capital spending. Corporate balance sheets are flush with liquidity, and the ratio of capital spending to cash flow is well below average. We added exposure to cyclical companies that we expect will benefit from continued economic expansion, but whose stocks sell at relatively attractive valuations. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Industrials, Consumer Staples, Health Care, Utilities, Materials and Telecommunications Services and underweight Financials, Consumer Discretionary, Energy and Information Technology.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.9%
-------------------------------------------------------------------
Capital Goods                                               5.6
-------------------------------------------------------------------
Consumer Cyclical                                           4.2
-------------------------------------------------------------------
Consumer Staples                                            5.1
-------------------------------------------------------------------
Energy                                                     10.4
-------------------------------------------------------------------
Finance                                                    30.2
-------------------------------------------------------------------
Health Care                                                 9.7
-------------------------------------------------------------------
Services                                                    3.9
-------------------------------------------------------------------
Technology                                                 12.9
-------------------------------------------------------------------
Transportation                                              4.5
-------------------------------------------------------------------
Utilities                                                   5.9
-------------------------------------------------------------------
Short-Term Investments                                      1.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   VALUE OPPORTUNITIES IA            RUSSELL 3000 VALUE INDEX
                                                                   ----------------------            ------------------------
6/96                                                                      10000.00                           10000.00
                                                                          10129.00                           10137.00
                                                                          10153.00                           10133.00
                                                                           9670.00                            9734.00
                                                                          10014.00                           10027.00
                                                                          10479.00                           10412.00
                                                                          10544.00                           10785.00
                                                                          11114.00                           11547.00
                                                                          11149.00                           11452.00
                                                                          11532.00                           11968.00
                                                                          11682.00                           12137.00
                                                                          11265.00                           11712.00
6/97                                                                      11663.00                           12172.00
                                                                          12334.00                           12880.00
                                                                          12654.00                           13443.00
                                                                          13334.00                           14410.00
                                                                          12878.00                           13968.00
                                                                          13492.00                           14820.00
                                                                          13122.00                           14407.00
                                                                          13693.00                           14996.00
                                                                          13962.00                           15441.00
                                                                          14062.00                           15217.00
                                                                          14889.00                           16231.00
                                                                          15484.00                           17191.00
6/98                                                                      15544.00                           17303.00
                                                                          15213.00                           17013.00
                                                                          15407.00                           17201.00
                                                                          14860.00                           16804.00
                                                                          12673.00                           14292.00
                                                                          13196.00                           15112.00
                                                                          14025.00                           16222.00
                                                                          14832.00                           16952.00
                                                                          15309.00                           17526.00
                                                                          15533.00                           17623.00
                                                                          15131.00                           17302.00
                                                                          15553.00                           17623.00
6/99                                                                      16660.00                           19267.00
                                                                          16265.00                           19111.00
                                                                          16918.00                           19676.00
                                                                          16403.00                           19107.00
                                                                          15898.00                           18400.00
                                                                          15219.00                           17777.00
                                                                          15850.00                           18700.00
                                                                          15904.00                           18570.00
                                                                          16680.00                           18691.00
                                                                          16009.00                           18090.00
                                                                          15064.00                           16911.00
                                                                          17405.00                           18824.00
6/00                                                                      17527.00                           18627.00
                                                                          17776.00                           18790.00
                                                                          16677.00                           18026.00
                                                                          17072.00                           18277.00
                                                                          18357.00                           19281.00
                                                                          17909.00                           19438.00
                                                                          19251.00                           19881.00
                                                                          18618.00                           19164.00
                                                                          19764.00                           20194.00
                                                                          20669.00                           20303.00
                                                                          20122.00                           19775.00
                                                                          19137.00                           19102.00
6/01                                                                      20568.00                           20035.00
                                                                          20579.00                           20490.00
                                                                          20432.00                           20125.00
                                                                          19883.00                           20053.00
                                                                          18839.00                           19300.00
                                                                          16742.00                           17887.00
                                                                          16981.00                           17775.00
                                                                          18264.00                           18825.00
                                                                          19261.00                           19319.00
                                                                          18754.00                           19199.00
                                                                          18588.00                           19237.00
                                                                          19212.00                           20186.00
6/02                                                                      17980.00                           19601.00
                                                                          17556.00                           19638.00
                                                                          15963.00                           18566.00
                                                                          14586.00                           16763.00
                                                                          14820.00                           16875.00
                                                                          13039.00                           15046.00
                                                                          14207.00                           16096.00
                                                                          15360.00                           17128.00
                                                                          14455.00                           16385.00
                                                                          14126.00                           15983.00
                                                                          13680.00                           15550.00
                                                                          13697.00                           15585.00
6/03                                                                      15291.00                           16965.00
                                                                          16498.00                           18104.00
                                                                          16717.00                           18337.00
                                                                          16939.00                           18656.00
                                                                          17669.00                           18977.00
                                                                          17651.00                           18790.00
                                                                          18776.00                           19968.00
                                                                          19401.00                           20277.00
                                                                          20508.00                           21486.00
                                                                          21172.00                           21892.00
                                                                          21509.00                           22358.00
                                                                          21273.00                           22201.00
6/04                                                                      20749.00                           21611.00
                                                                          20954.00                           21834.00
                                                                          21568.00                           22396.00
                                                                          20807.00                           22020.00
                                                                          20896.00                           22325.00
                                                                          21301.00                           22715.00
                                                                          21912.00                           23091.00
                                                                          23150.00                           24332.00
                                                                          24379.00                           25127.00
                                                                          23657.00                           24635.00
                                                                          24487.00                           25424.00
                                                                          24114.00                           25060.00
6/05                                                                      23260.00                           24540.00
                                                                          24272.00                           25205.00
                                                                          24777.00                           25552.00
                                                                          25524.00                           26354.00
                                                                          25478.00                           26195.00
                                                                          25203.00                           26526.00
                                                                          24449.00                           25853.00
                                                                          25848.00                           26721.00
                                                                          26408.00                           26848.00
                                                                          27466.00                           27994.00
                                                                          27547.00                           28149.00
                                                                          27872.00                           28618.00
6/06                                                                      28729.00                           29285.00
                                                                          27855.00                           28502.00
                                                                          27675.00                           28700.00

    --- VALUE OPPORTUNITIES IA                 --- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $27,675 ending value                       $28,700 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Value Opportunities IA    4.80%   11.70%   6.26%    10.55%
----------------------------------------------------------------
Value Opportunities
  IB(2)                   4.67%   11.42%   5.99%    10.27%
----------------------------------------------------------------
Russell 3000 Value Index  6.90%   12.32%   7.36%    10.97%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES H. AVERILL             DAVID R. FASSNACHT, CFA      JAMES N. MORDY               DAVID W. PALMER, CFA
Senior Vice President,       Senior Vice President,       Senior Vice President,       Vice President
Partner                      Partner                      Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Value Opportunities HLS Fund returned 4.80% for the six-month period ended June 30, 2006, underperforming its benchmark, the Russell 3000 Value Index, which returned 6.90% for the same period. The Fund outperformed the 4.47% return of the average fund in the Lipper Multi Cap Value VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity markets slowed during the first half of 2006 following continually high energy prices, a ballooning U.S. trade deficit, global real estate bubble, and prospective slowing in the U.S. and global economies. On the other hand, actual current economic activity has been reasonably robust, and equity market valuations unchallenging, given the low interest rate environment. During this period, the Russell 1000 Value index once again outperformed the S&P 500 Index by 385 basis points and small-cap stocks outperformed both large and mid caps. The Fund's overweight position in the small and mid cap range, which reflects the results of our bottom-up research, was additive to performance.

The Fund's underperformance versus the Russell 3000 Value Index was driven by a combination of weak stock selection and the Fund's allocation in five of the ten broad sectors of the market. Stock selection was weakest within Financials and Industrials. The three largest relative detractors were: YRC Worldwide (Industrials), a trucking company that suffered merger-related indigestion; Boston Scientific (Health Care), a medical device company whose shares declined on news of a slowdown in the ICD market; and Ace (Financials), a commercial line insurer that struggled due to declines in premium growth and fears about the coming hurricane season. We held onto all three stocks at the end of the period. In addition, the Fund's overweight in Information Technology and Consumer Discretionary and underweight positions in Energy, Telecommunication Services and Consumer Staples also detracted from returns.

Partially offsetting these disappointments were strong positive relative returns in our Information Technology and Utilities holdings. Disk drive maker SeaGate Technology (Information Technology) experienced good product demand and network and storage provider, Cisco Systems (Information Technology) benefited from growth in its emerging and commercial markets and from a router upgrade cycle. US Airways (Industrials), whose shares continued to benefit from the company's improving cost structure and better industry supply-demand dynamics, was our top contributor to relative performance. We took profits in SeaGate and continue to hold our other positions.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

Overall, our 2006 base case for the stock market is for modest growth in earnings and stable multiples resulting in single digit type returns. We expect U.S. consumer spending growth to slow noticeably during 2006 as elevated energy costs and rising interest rates continue to crimp discretionary spending, particularly in the bottom half of the household income spectrum. On the corporate side, we expect capital spending growth to continue at a healthy clip, reflecting strong corporate profits and balance sheets, rising capacity utilization rates, continued industrialization of China and India, and the need to continue rebuilding infrastructure in the U.S. There are clearly a number of material risks that exist, including the continued (though recently reduced) under-pricing of risk globally, the U.S. current account deficit, potential terrorist attacks, conflict with Iran and the possible disruption of oil shipments, an avian-flu outbreak or a rapid deceleration in Chinese GDP growth, just to name a few. We continue to watch these risks closely, but to date it is "steady as she goes."
While finding truly cheap stocks is more challenging than several years ago due to the compression of valuation spreads, we do see a number of good values available in the market. As of the end of the period, the Fund was overweight Consumer Discretionary, Information Technology, Industrials, Health Care and Materials, relative to the benchmark. Underweight positions were in Financials, Consumer Staples, Utilities, Energy and Telecommunication Services, which seem expensive relative to their growth prospects.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.7%
-------------------------------------------------------------------
Capital Goods                                               5.3
-------------------------------------------------------------------
Consumer Cyclical                                           7.9
-------------------------------------------------------------------
Energy                                                     10.6
-------------------------------------------------------------------
Finance                                                    26.8
-------------------------------------------------------------------
Health Care                                                 8.6
-------------------------------------------------------------------
Services                                                    7.2
-------------------------------------------------------------------
Technology                                                 19.6
-------------------------------------------------------------------
Transportation                                              5.0
-------------------------------------------------------------------
Utilities                                                   0.4
-------------------------------------------------------------------
Short-Term Investments                                      7.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 64.2%
             BASIC MATERIALS -- 4.1%
     1,522   Alcoa, Inc. ......................................  $    49,242
     3,034   Companhia Vale do Rio Doce ADR....................       72,935
     1,925   Dow Chemical Co. .................................       75,133
       901   DuPont (E.I.) de Nemours & Co. (G) ...............       37,498
     1,888   Mittal Steel Co. (G)..............................       57,591
     1,174   Newmont Mining Corp. (G)..........................       62,124
                                                                 -----------
                                                                     354,523
                                                                 -----------
             CAPITAL GOODS -- 1.7%
       715   American Standard Cos., Inc. .....................       30,955
       368   Boeing Co. (G)....................................       30,110
       751   Deere & Co. ......................................       62,734
       621   Goodrich Corp. ...................................       25,020
                                                                 -----------
                                                                     148,819
                                                                 -----------
             CONSUMER CYCLICAL -- 4.7%
       381   Altria Group, Inc. ...............................       27,992
       766   Best Buy Co., Inc. (G)............................       41,991
     2,353   D.R. Horton, Inc. (G).............................       56,048
     2,864   Dollar General Corp. (G)..........................       40,043
     1,438   Federated Department Stores, Inc. ................       52,613
     2,969   Gap, Inc. (G).....................................       51,666
     1,875   Home Depot, Inc. .................................       67,106
     1,121   Newell Rubbermaid, Inc. (G).......................       28,943
       660   Toyota Motor Corp. (A)............................       34,468
                                                                 -----------
                                                                     400,870
                                                                 -----------
             CONSUMER STAPLES -- 3.1%
       548   Clorox Co. .......................................       33,405
       972   Coca-Cola Co. ....................................       41,807
       877   PepsiCo, Inc. (G).................................       52,667
     1,205   Procter & Gamble Co. .............................       66,998
     3,081   Unilever N.V. NY Shares...........................       69,472
                                                                 -----------
                                                                     264,349
                                                                 -----------
             ENERGY -- 4.5%
       790   ConocoPhillips....................................       51,736
       765   EnCana Corp. .....................................       40,264
     2,874   Exxon Mobil Corp. ................................      176,332
     2,554   Williams Cos., Inc. (G)...........................       59,659
     1,253   XTO Energy, Inc. (G)..............................       55,475
                                                                 -----------
                                                                     383,466
                                                                 -----------
             FINANCE -- 12.2%
     1,724   American International Group, Inc. ...............      101,796
     2,568   Bank of America Corp. ............................      123,506
     3,319   Citigroup, Inc. ..................................      160,116
     2,050   Countrywide Financial Corp. (G)...................       78,056
     2,391   E*Trade Financial Group (D)(G)....................       54,563
       883   Federal Home Loan Mortgage Corp. (G)..............       50,317
       255   Goldman Sachs Group, Inc. (G).....................       38,299
       510   ING Groep N.V.-Sponsored ADR......................       20,053
         3   Mitsubishi UFJ Financial Group, Inc. (A)..........       41,002
       762   Muenchener Rueckversicherungs-Gesellschaft AG
               (A).............................................      103,880

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
         7   ORIX Corp. (A)....................................  $     1,586
       758   State Street Corp. (G)............................       44,050
       303   Takefuji Corp. (A)................................       18,034
       850   UBS AG............................................       93,252
     2,041   UnitedHealth Group, Inc. (G)......................       91,405
       339   Wellpoint, Inc. (D)...............................       24,676
                                                                 -----------
                                                                   1,044,591
                                                                 -----------
             HEALTH CARE -- 7.8%
     1,374   Abbott Laboratories...............................       59,929
     1,617   Amgen, Inc. (D)(G)................................      105,503
     5,463   Boston Scientific Corp. (D).......................       91,994
     1,243   Bristol-Myers Squibb Co. (G)......................       32,147
       800   Cardinal Health, Inc. (G).........................       51,445
     3,054   Elan Corp. plc ADR (D)(G).........................       51,002
     1,873   Lilly (Eli) & Co. (G).............................      103,504
     1,259   Sanofi-Aventis S.A. ADR (G).......................       61,308
     2,723   Schering-Plough Corp. ............................       51,819
     1,908   Shionogi & Co., Ltd. (A)..........................       34,067
       611   Wyeth.............................................       27,112
                                                                 -----------
                                                                     669,830
                                                                 -----------
             SERVICES -- 6.0%
     2,423   Accenture Ltd. Class A............................       68,627
       765   Autodesk, Inc. (D)................................       26,345
     1,525   Comcast Corp. Class A (D)(G)......................       49,935
     1,974   News Corp. Class A................................       37,869
    10,745   Sun Microsystems, Inc. (D)(G).....................       44,591
       918   United Parcel Service, Inc. Class B (G)...........       75,587
     2,052   Viacom, Inc. Class B (D)(G).......................       73,533
     2,340   Walt Disney Co. (G)...............................       70,203
     4,518   XM Satellite Radio Holdings, Inc. Class A
               (D)(G)..........................................       66,184
                                                                 -----------
                                                                     512,874
                                                                 -----------
             TECHNOLOGY -- 18.6%
     1,609   Adobe Systems, Inc. (D)...........................       48,837
       424   America Movil S.A. de C.V. ADR....................       14,116
     1,969   American Tower Corp. Class A (D)(G)...............       61,285
     5,277   AT&T, Inc. (G)....................................      147,165
     5,139   Cisco Systems, Inc. (D)...........................      100,359
     1,310   Corning, Inc. (D).................................       31,686
    10,285   EMC Corp. (D).....................................      112,823
     5,046   Flextronics International Ltd. (D)(G).............       53,591
     7,196   General Electric Co. .............................      237,180
       150   Google, Inc. (D)..................................       62,983
     1,233   Lexmark International, Inc. ADR (D)...............       68,827
       640   Lockheed Martin Corp. (G).........................       45,899
     1,370   Marvell Technology Group Ltd. (D).................       60,737
     1,692   Maxim Integrated Products, Inc. ..................       54,330
     2,670   Medtronic, Inc. (G)...............................      125,276
     5,276   Microsoft Corp. ..................................      122,928
     3,289   Oracle Corp. (D)..................................       47,661
     1,360   Qualcomm, Inc. ...................................       54,503
        49   Samsung Electronics Co., Ltd. (A).................       31,325

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
     4,088   Sprint Nextel Corp. (G)...........................  $    81,715
     1,365   Tyco International Ltd. ..........................       37,538
                                                                 -----------
                                                                   1,600,764
                                                                 -----------
             TRANSPORTATION -- 0.4%
     1,838   Southwest Airlines Co. ...........................       30,082
                                                                 -----------
             UTILITIES -- 1.1%
       367   Dominion Resources, Inc. (G)......................       27,455
       232   E.On AG (A).......................................       26,706
       761   Exelon Corp. (G)..................................       43,231
                                                                 -----------
                                                                      97,392
                                                                 -----------
             Total common stock
               (cost $5,470,615)...............................  $ 5,507,560
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
MUNICIPAL BONDS -- 0.2%
             GENERAL OBLIGATIONS -- 0.2%
$   10,000   Oregon School Boards Association,
               4.76%, Taxable Pension 6-30-2028................  $     8,708
    10,000   State of Illinois,
               5.10%, Taxable Pension 6-1-2033.................        8,937
                                                                 -----------
             Total municipal bonds
               (cost $19,888)..................................  $    17,645
                                                                 -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.4%
             FINANCE -- 3.4%
    17,200   Asset Securitization Corp.,
               6.93%, 2-14-2043................................  $    18,112
    15,234   Asset Securitization Corp.,
               7.49%, 4-14-2029................................       15,388
     4,590   Banc of America Commercial Mortgage, Inc.,
               5.18%, 9-10-2047 (L)............................        4,386
     9,575   Bear Stearns Commercial Mortgage Securities, Inc.,
               5.16%, 10-12-2042 (L)...........................        9,139
     6,624   Capital Auto Receivables Asset Trust,
               2.00%, 11-15-2007...............................        6,563
    20,000   Capital One Multi-Asset Execution Trust,
               2.95%, 8-17-2009................................       19,861
        35   Capital One Prime Auto Receivables Trust,
               2.02%, 11-15-2007...............................           35
     4,507   Capital One Prime Auto Receivables Trust,
               2.59%, 9-15-2009................................        4,502
       678   Carmax Auto Owner Trust,
               2.36%, 10-15-2007...............................          677
     3,255   Centex Home Equity,
               4.72%, 10-25-2031...............................        3,171
     4,096   Chase Commercial Mortgage Securities Corp.,
               7.37%, 6-19-2029................................        4,104

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
             FINANCE -- (CONTINUED)
$   16,000   Citibank Credit Card Issuance Trust,
               2.55%, 1-20-2009................................  $    15,745
    15,000   Citigroup/Deutsche Bank Commercial Mortgage,
               5.40%, 7-15-2044 (G)............................       14,380
    15,000   Commercial Mortgage Pass Through Certificates,
               5.12%, 6-10-2044 (G)............................       14,186
    10,343   Connecticut RRB Special Purpose Trust CL&P,
               5.73%, 3-30-2009................................       10,346
     6,945   Credit Suisse Mortgage Capital Certificates,
               5.61%, 12-15-2015...............................        6,777
     4,173   First Union Commercial Mortgage Securities, Inc.,
               7.38%, 4-18-2029................................        4,193
    10,385   Greenwich Capital Commercial Funding Corp.,
               5.22%, 9-10-2015................................        9,906
    11,470   Harley-Davidson Motorcycle Trust,
               2.53%, 11-15-2011...............................       11,077
     1,238   Household Automotive Trust,
               2.31%, 4-17-2008................................        1,236
     6,305   JP Morgan Chase Commercial Mortgage Securities
               Corp.,
               5.18%, 12-15-2044 (L)...........................        6,032
     7,755   JP Morgan Chase Commercial Mortgage Securities
               Corp.,
               5.48%, 12-12-2044...............................        7,518
    15,000   Merrill Lynch Mortgage Trust,
               5.05%, 7-12-2038................................       14,124
     9,580   Morgan Stanley Dean Witter Capital I,
               5.23%, 9-15-2042 (G)............................        9,135
     3,776   Nissan Auto Receivables Owner Trust,
               2.01%, 11-15-2007...............................        3,753
       409   Onyx Acceptance Grantor Trust,
               2.19%, 3-17-2008................................          408
    12,560   Residential Accredit Loans, Inc.,
               5.26%, 2-25-2035................................       12,309
    12,910   Susquehanna Auto Lease Trust,
               5.21%, 3-16-2009 (I)............................       12,805
     5,728   USAA Auto Owner Trust,
               2.06%, 4-15-2008................................        5,684
    10,000   Wachovia Bank Commercial Mortgage Trust,
               5.12%, 7-15-2042................................        9,462
     9,205   Wells Fargo Mortgage Backed Securities Trust,
               4.53%, 4-25-2035 (L)............................        8,918
    10,626   Wells Fargo Mortgage Backed Securities Trust,
               4.55%, 3-25-2035 (L)............................       10,312

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
             FINANCE -- (CONTINUED)
$   15,238   Wells Fargo Mortgage Backed Securities Trust,
               5.55%, 4-25-2036 (L)............................  $    15,080
     2,760   WFS Financial Owner Trust,
               2.19%, 6-20-2008................................        2,754
                                                                 -----------
             Total asset & commercial mortgage backed
               securities
               (cost $297,827).................................  $   292,078
                                                                 -----------
CORPORATE BONDS: INVESTMENT GRADE -- 10.7%
             BASIC MATERIALS -- 0.2%
    15,000   Alcan, Inc.,
               7.25%, 11-1-2028................................  $    16,276
                                                                 -----------
             CAPITAL GOODS -- 0.2%
    14,950   Rockwell Automation, Inc.,
               6.70%, 1-15-2028................................       15,868
                                                                 -----------
             CONSUMER CYCLICAL -- 1.0%
     9,400   DaimlerChrysler NA Holdings Corp.,
               5.875%, 3-15-2011...............................        9,246
     9,550   DaimlerChrysler NA Holdings Corp.,
               6.50%, 11-15-2013...............................        9,545
    13,707   SCL Term Aereo Santiago S.A.,
               6.95%, 7-1-2012 (I).............................       13,768
    20,200   Target Corp.,
               5.875%, 11-1-2008...............................       20,357
    30,000   Wal-Mart Stores, Inc.,
               6.875%, 8-10-2009...............................       31,067
                                                                 -----------
                                                                      83,983
                                                                 -----------
             CONSUMER STAPLES -- 1.2%
     6,500   Coca-Cola Enterprises, Inc.,
               6.75%, 9-15-2028................................        6,830
       500   Coca-Cola Enterprises, Inc.,
               8.50%, 2-1-2022.................................          613
    13,140   Colgate-Palmolive Co.,
               5.58%, 11-6-2008................................       13,178
    13,037   ConAgra Foods, Inc.,
               7.875%, 9-15-2010 (G)...........................       13,949
     9,825   Diageo Capital plc,
               4.375%, 5-3-2010................................        9,342
    26,400   PepsiAmericas, Inc.,
               6.375%, 5-1-2009................................       26,786
    21,100   Procter & Gamble Co.,
               9.36%, 1-1-2021.................................       25,885
     2,975   Weyerhaeuser Co.,
               7.375%, 3-15-2032...............................        3,012
                                                                 -----------
                                                                      99,595
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
             ENERGY -- 0.0%
$    1,000   ConocoPhillips Holding Co.,
               6.95%, 4-15-2029................................  $     1,088
     1,000   Texaco Capital, Inc.,
               8.625%, 6-30-2010...............................        1,109
                                                                 -----------
                                                                       2,197
                                                                 -----------
             FINANCE -- 5.5%
    16,800   Ace INA Holdings, Inc.,
               5.875%, 6-15-2014 (G)...........................       16,231
    10,500   Ambac Financial Group, Inc.,
               5.95%, 12-5-2035................................        9,746
       500   American General Finance Corp.,
               6.625%, 2-15-2029...............................          517
    20,000   AXA Financial, Inc.,
               7.00%, 4-1-2028.................................       20,890
    20,000   Bank of America Corp.,
               5.875%, 2-15-2009...............................       20,141
     4,830   BB&T Corp.,
               4.90%, 6-30-2017................................        4,385
    17,000   Berkshire Hathaway Finance Corp.,
               4.85%, 1-15-2015 (G)............................       15,844
    12,585   Brandywine Operating Partners,
               6.00%, 4-1-2016 (G).............................       12,163
     1,250   BSCH Issuance Ltd.,
               7.625%, 11-3-2009...............................        1,331
    10,000   Cincinnati Financial Corp.,
               6.92%, 5-15-2028................................       10,427
     6,500   Citigroup, Inc.,
               3.625%, 2-9-2009................................        6,190
     8,800   Citigroup, Inc.,
               6.00%, 10-31-2033...............................        8,337
     1,000   Citigroup, Inc.,
               6.50%, 1-18-2011................................        1,031
     8,920   Credit Suisse First Boston USA, Inc.,
               4.875%, 1-15-2015...............................        8,248
     7,900   Developers Divers Realty,
               5.375%, 10-15-2012..............................        7,592
    13,500   EOP Operating L.P.,
               4.75%, 3-15-2014................................       12,245
    16,355   ERAC USA Finance Co.,
               7.35%, 6-15-2008 (I)............................       16,786
     4,525   Everest Re Holdings,
               5.40%, 10-15-2014...............................        4,233
    13,685   First Union National Bank,
               5.80%, 12-1-2008................................       13,763
    11,550   HSBC Bank USA, Inc.,
               3.875%, 9-15-2009 (G)...........................       10,934
    10,500   International Lease Finance Corp.,
               5.00%, 9-15-2012................................        9,998
    12,650   Jackson National Life Insurance Co.,
               8.15%, 3-15-2027 (I)............................       14,766
     8,320   John Deere Capital Corp.,
               4.875%, 10-15-2010..............................        8,060
    14,375   JP Morgan Chase & Co.,
               5.125%, 9-15-2014 (G)...........................       13,578

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$      750   KeyCorp Capital II,
               6.875%, 3-17-2029...............................  $       752
     7,880   Kimco Realty Corp.,
               5.78%, 3-15-2016................................        7,630
     8,750   Liberty Mutual Group, Inc.,
               5.75%, 3-15-2014 (I)............................        8,219
    20,000   Liberty Property L.P.,
               7.25%, 8-15-2007 (G)............................       20,130
     6,875   National City Corp.,
               6.875%, 5-15-2019...............................        7,288
    30,000   New England Mutual Life Insurance Co.,
               7.875%, 2-15-2024 (I)...........................       34,949
    11,000   Prudential Financial,
               5.50%, 3-15-2016................................       10,574
     1,250   Prudential Insurance Co. of America,
               6.375%, 7-23-2006 (I)...........................        1,251
     1,000   Reliastar Financial Corp.,
               8.00%, 10-30-2006...............................        1,007
       500   Republic New York Capital I,
               7.75%, 11-15-2026...............................          521
    15,100   Simon Property Group L.P.,
               6.10%, 5-1-2016.................................       14,983
     7,250   Sovereign Capital,
               7.91%, 6-13-2036................................        7,443
       500   State Street Corp.,
               7.65%, 6-15-2010................................          532
    14,600   Torchmark Corp.,
               8.25%, 8-15-2009................................       15,573
    25,000   Toyota Motor Credit Corp.,
               5.50%, 12-15-2008...............................       24,922
    15,000   UnitedHealth Group, Inc.,
               4.75%, 2-10-2014................................       13,807
     5,000   UnitedHealth Group, Inc.,
               5.00%, 8-15-2014................................        4,676
    21,400   US Bank NA,
               4.95%, 10-30-2014...............................       20,046
     5,345   Wachovia Capital Trust I,
               5.80%, 8-26-2049................................        5,187
    10,000   Wachovia Corp.,
               5.25%, 8-1-2014.................................        9,538
     8,920   Wellpoint, Inc.,
               5.00%, 1-15-2011................................        8,591
     1,000   Wells Fargo Bank NA,
               6.45%, 2-1-2011.................................        1,030
     2,760   Willis Group North America,
               5.63%, 7-15-2015................................        2,563
                                                                 -----------
                                                                     468,648
                                                                 -----------
             HEALTH CARE -- 0.5%
    22,000   Becton, Dickinson & Co.,
               6.70%, 8-1-2028.................................       23,175
     3,205   CVS Corp.,
               4.875%, 9-15-2014...............................        2,929

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
             HEALTH CARE -- (CONTINUED)
$    8,575   Pharmacia Corp.,
               6.60%, 12-1-2028................................  $     9,182
     8,000   Wyeth,
               7.25%, 3-1-2023.................................        8,647
                                                                 -----------
                                                                      43,933
                                                                 -----------
             SERVICES -- 0.9%
    13,500   Cox Communications, Inc.,
               5.45%, 12-15-2014 (G)...........................       12,482
    15,000   FedEx Corp.,
               3.50%, 4-1-2009.................................       14,172
     7,850   Harrah's Operating Co.,
               6.50%, 6-1-2016.................................        7,649
    10,900   Harvard University,
               8.125%, 4-15-2007...............................       11,120
    10,800   News America, Inc.,
               6.40%, 12-15-2035 (G)...........................        9,989
    10,400   Times Mirror Co.,
               7.50%, 7-1-2023.................................       10,550
    15,020   Viacom, Inc.,
               6.875%, 04-30-2036 (I)(G).......................       14,495
                                                                 -----------
                                                                      80,457
                                                                 -----------
             TECHNOLOGY -- 0.9%
    10,000   BellSouth Telecommunications, Inc.,
               6.375%, 6-1-2028................................        9,369
    15,000   Comcast Cable Communications, Inc.,
               6.875%, 6-15-2009...............................       15,434
     1,000   Comcast Cable Communications, Inc.,
               8.50%, 5-1-2027.................................        1,169
     8,500   Deutsche Telekom International Finance B.V.,
               8.25%, 6-15-2030................................        9,814
     3,330   Embarq Corp.,
               7.99%, 6-1-2036.................................        3,347
    19,425   General Electric Co.,
               5.00%, 2-1-2013.................................       18,606
    15,000   Telecom Italia Capital,
               5.25%, 10-1-2015 (G)............................       13,577
     5,000   Verizon Communications, Inc.,
               5.35%, 2-15-2011................................        4,870
     4,400   Verizon Communications, Inc.,
               5.55%, 2-15-2016................................        4,126
       500   Verizon Global Funding Corp.,
               7.25%, 12-1-2010................................          524
       500   Verizon Global Funding Corp.,
               7.75%, 12-1-2030................................          539
                                                                 -----------
                                                                      81,375
                                                                 -----------
             UTILITIES -- 0.3%
     1,000   Alabama Power Co.,
               7.125%, 10-1-2007...............................        1,017
     7,800   Midamerican Energy Holdings,
               6.125%, 4-1-2036 (I)(G).........................        7,291

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             UTILITIES -- (CONTINUED)
$   17,285   Northern Border Pipeline Co.,
               7.75%, 9-1-2009.................................  $    18,240
       750   TransCanada Pipelines Ltd.,
               6.49%, 1-21-2009................................          764
                                                                 -----------
                                                                      27,312
                                                                 -----------
             Total corporate bonds: investment grade
               (cost $926,710).................................  $   919,644
                                                                 -----------
U.S. GOVERNMENT SECURITIES -- 12.0%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 1.4%
    64,300   Tennessee Valley Authority, 4.375% 2015...........  $    59,289
    17,617   Financing Corp. Zero Coupon Strip, 4.40% 2013
               (M).............................................       11,811
    50,000   Tennessee Valley Authority, 6.00% 2013............       51,295
                                                                 -----------
                                                                     122,395
                                                                 -----------
             U.S. TREASURY SECURITIES -- 10.6%
    78,175   2.00% 2016 (O)(G).................................       75,791
    72,475   2.375% 2025 (O)(G)................................       75,192
   171,300   3.50% 2010 (G)....................................      162,240
    45,475   3.75% 2008........................................       44,326
   201,225   3.875% 2010 (G)...................................      192,366
   100,175   4.375% 2010 (G)...................................       97,303
   171,875   4.875% 2011 (S)(G)................................      170,123
    29,200   5.375% 2031 (G)...................................       29,704
    58,650   6.25% 2023 (G)....................................       64,685
                                                                 -----------
                                                                     911,730
                                                                 -----------
             Total U.S. government securities
               (cost $1,059,198)...............................  $ 1,034,125
                                                                 -----------
U.S. GOVERNMENT AGENCIES -- 1.7%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
    12,047   2.50% 2013........................................  $    11,650
    59,655   6.50% 2036 (Q)....................................       60,015
                                                                 -----------
                                                                      71,665
                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
       160   6.50% 2036........................................          161
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
    11,355   6.00% 2024 -- 2035................................       11,290
     4,265   6.50% 2026 -- 2035................................        4,332
    16,136   7.00% 2031 -- 2036................................       16,643
       147   7.50% 2021........................................          153
     2,740   8.00% 2026 -- 2031................................        2,907
       196   9.00% 2016 -- 2023................................          211
                                                                 -----------
                                                                      35,536
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
             OTHER GOVERNMENT AGENCIES -- 0.5%
$   35,548   Postal Square LP, 8.95% 2022......................  $    42,787
                                                                 -----------
             Total U.S. government agencies
               (cost $148,532).................................  $   150,149
                                                                 -----------
             Total long-term investments
               (cost $7,922,770)...............................  $ 7,921,201
                                                                 -----------
SHORT-TERM INVESTMENTS -- 27.1%
             FINANCE -- 4.8%
   106,200   FHLB Discount Note,
               5.17%, 7-21-2006 (M)............................      105,894
   101,000   FHLB Discount Note,
               5.21%, 7-26-2006 (M)............................      100,634
   207,200   FNMA Discount Note,
               5.21%, 8-1-2006 (M).............................      206,273
                                                                 -----------
                                                                     412,801
                                                                 -----------
             REPURCHASE AGREEMENTS -- 2.0%
    64,694   Bank of America TriParty Joint Repurchase
               Agreement,
               5.24%, 7-3-2006.................................       64,694
    20,277   BNP Paribas TriParty Joint Repurchase Agreement,
               5.28%, 7-3-2006.................................       20,277
    49,727   Morgan Stanley TriParty Joint Repurchase
               Agreement,
               5.27%, 7-3-2006.................................       49,727
     2,818   UBS Securities LLC Joint Repurchase Agreement,
               5.05%, 7-3-2006.................................        2,818
    34,278   UBS Securities LLC Joint Repurchase Agreement,
               5.28%, 7-3-2006.................................       34,278
                                                                 -----------
                                                                     171,794
                                                                 -----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 20.3%
 1,740,286   BNY Institutional Cash Reserve Fund...............    1,740,286
                                                                 -----------
             Total short-term investments
               (cost $2,324,881)...............................  $ 2,324,881
                                                                 -----------
             Total investments in securities
               (cost $10,247,651) (C)..........................  $10,246,082
                                                                 ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.06% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $291,068, which represents 3.39% of total net assets.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $10,287,549 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 299,395
      Unrealized depreciation.......................   (340,862)
                                                      ---------
      Net unrealized depreciation...................  $ (41,467)
                                                      =========

  (D)Currently non-income producing.

 G   Security is partially on loan at June 30, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $124,330, which represents 1.45% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $60,130.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.

                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                         NUMBER OF                                                  APPRECIATION
DESCRIPTION                                              CONTRACTS         POSITION           EXPIRATION           (DEPRECIATION)
-----------                                              ---------         --------         --------------         --------------
S&P 500 Mini futures contracts                             1,375             Long           September 2006             $1,838
CBT 5 Year U.S. Treasury Note futures contracts              340             Long           September 2006                 (1)
CBT 2 Year U.S. Treasury Note futures contracts              513             Long           September 2006                 (9)
                                                                                                                       ------
                                                                                                                       $1,828
                                                                                                                       ======

     These contracts had a market value of $227,144 as of June 30, 2006.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell             $5,521          $5,458          07/03/06              $(63)
Japanese Yen                                     Sell               187              184          07/03/06                (3)
Japanese Yen                                     Sell             1,062            1,043          07/05/06               (19)
Japanese Yen                                     Sell             1,177            1,179          07/05/06                 2
                                                                                                                        ----
                                                                                                                        $(83)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 11.8%
  46,346    Aluminum Corp. of China Ltd. (A)(G)...............  $    34,622
   2,008    Aracruz Celulose S.A. ADR G.......................      105,274
   2,038    Arch Coal, Inc. G.................................       86,333
   2,467    BHP Billiton Ltd. ADR G...........................      106,236
   5,787    Cameco Corp. G....................................      231,322
   7,247    Companhia Vale do Rio Doce ADR G..................      174,221
   5,077    Dow Chemical Co. .................................      198,163
   2,034    Inco Ltd. GU......................................      134,014
   1,281    Newmont Mining Corp. .............................       67,798
     635    Peabody Energy Corp. .............................       35,390
   2,695    Rio Tinto plc AG..................................      141,900
   2,221    Tek Cominco Ltd. Class B..........................      133,282
   1,072    United States Steel Corp. ........................       75,183
   4,216    Vedanta Resources plc AG..........................      106,930
                                                                -----------
                                                                  1,630,668
                                                                -----------
            CAPITAL GOODS -- 7.8%
   1,806    3M Co. ...........................................      145,903
   3,000    Boeing Co. .......................................      245,730
   2,444    Caterpillar, Inc. ................................      182,022
   2,950    Ingersoll-Rand Co. Class A........................      126,210
   1,752    ITT Corp. ........................................       86,699
   1,488    Joy Global, Inc. G................................       77,500
   1,063    National Oilwell Varco, Inc. DG...................       67,290
   9,959    Xerox Corp. D.....................................      138,524
                                                                -----------
                                                                  1,069,878
                                                                -----------
            CONSUMER CYCLICAL -- 5.1%
   3,000    eBay, Inc. DG.....................................       87,870
   7,477    Federated Department Stores, Inc. U...............      273,658
   1,739    Lotte Shopping Co. GDR D..........................       33,324
   5,972    Toyota Motor Corp. A..............................      312,122
                                                                -----------
                                                                    706,974
                                                                -----------
            CONSUMER STAPLES -- 2.6%
   4,353    Bunge Ltd. G......................................      218,718
   2,673    Coca-Cola Co. ....................................      114,975
     507    Procter & Gamble Co. .............................       28,166
                                                                -----------
                                                                    361,859
                                                                -----------
            ENERGY -- 7.8%
     827    Canadian Natural Resources G......................       45,810
   2,268    Halliburton Co. G.................................      168,271
   1,354    Nabors Industries Ltd. DG.........................       45,768
     624    Occidental Petroleum Corp. .......................       63,960
   2,513    Sasol Ltd. ADR G..................................       97,114
   1,178    Schlumberger Ltd. ................................       76,726
   1,000    Valero Energy Corp. G.............................       66,520
   4,233    Weatherford International Ltd. D..................      210,056
   6,629    XTO Energy, Inc. G................................      293,484
                                                                -----------
                                                                  1,067,709
                                                                -----------
            FINANCE -- 17.6%
   4,617    ACE Ltd. .........................................      233,589
   1,049    Aflac, Inc. ......................................       48,612
  12,368    Akbank T.A.S A....................................       58,494

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            FINANCE -- (CONTINUED)
   1,750    American International Group, Inc. ...............  $   103,338
     926    Assurant, Inc. G..................................       44,809
     209    Augsburg Re AG AH.................................           66
   1,387    Bank of America Corp. ............................       66,731
   3,510    Capital One Financial Corp. G.....................      299,912
   3,464    Citigroup, Inc. ..................................      167,079
   4,295    Countrywide Financial Corp. ......................      163,554
   2,317    European Capital Limited Private Placement AH+....       27,839
     554    Federal Home Loan Mortgage Corp. .................       31,566
   1,010    Genworth Financial, Inc. .........................       35,180
      --    Host Hotels & Resorts, Inc. ......................           --
  10,832    ICICI Bank Ltd. D I...............................      115,036
   1,215    Muenchener Rueckversicherungs-Gesellschaft AG
              AG..............................................      165,631
   9,117    Reliance Communication A D I......................       49,471
   6,133    Reliance Zero A D I...............................      141,529
   4,875    Shinsei Bank Ltd. A...............................       30,897
     651    UBS AG............................................       71,360
   3,428    Uniao de Bancos Brasileiros S.A. GDR..............      227,605
   1,397    UnitedHealth Group, Inc. .........................       62,540
     400    Washington Mutual, Inc. ..........................       18,232
   3,603    Wellpoint, Inc. D.................................      262,219
                                                                -----------
                                                                  2,425,289
                                                                -----------
            HEALTH CARE -- 8.8%
     929    Abbott Laboratories G.............................       40,492
   2,089    Amgen, Inc. D.....................................      136,252
   4,000    AstraZeneca plc ADR G.............................      239,280
  11,143    Boston Scientific Corp. D.........................      187,644
   3,236    CVS Corp. G.......................................       99,345
   4,289    Eli Lilly & Co. ..................................      237,048
   3,968    Teva Pharmaceutical Industries Ltd. ADR G.........      125,336
   3,223    Wyeth.............................................      143,116
                                                                -----------
                                                                  1,208,513
                                                                -----------
            SERVICES -- 6.6%
   2,066    Clear Channel Communications, Inc. ...............       63,937
     897    Fluor Corp. ......................................       83,377
      30    Harvey Weinstein Master L.P. AH...................       29,800
     765    Hilton Hotels Corp. ..............................       21,637
   5,724    News Corp. Class A G..............................      109,788
   2,279    Starwood Hotels & Resorts.........................      137,498
  10,778    Sun Microsystems, Inc. DG.........................       44,730
     498    United Parcel Service, Inc. Class B...............       40,984
   1,067    US Airways Group, Inc. DJ.........................       53,916
   9,918    Walt Disney Co. G.................................      297,537
   1,538    WPP Group plc (A).................................       18,597
                                                                -----------
                                                                    901,801
                                                                -----------
            TECHNOLOGY -- 28.2%
   4,498    Adobe Systems, Inc. DG............................      136,550
   2,332    Amdocs Ltd. DG....................................       85,344
   4,391    America Movil S.A. de C.V. ADR G..................      146,031
  11,840    AT&T, Inc. .......................................      330,209
   7,688    Cisco Systems, Inc. D.............................      150,151

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
  17,107    Citigroup Global Certificate -- Bharti
              Televentures A D I..............................  $   138,055
   2,473    Cognex Corp. G....................................       64,377
      81    Cognos, Inc. DG...................................        2,316
   7,322    Corning, Inc. DG..................................      177,123
  12,979    EMC Corp. D.......................................      142,380
  10,939    General Electric Co. .............................      360,540
     279    Google, Inc. D....................................      116,825
   5,133    Hewlett-Packard Co. ..............................      162,607
  11,627    Hon Hai Precision Industry Co., Ltd. D A..........       71,787
   1,462    International Business Machines Corp. ............      112,311
   3,371    Juniper Networks, Inc. D..........................       53,909
   4,179    Lockheed Martin Corp. ............................      299,780
   3,440    Marvell Technology Group Ltd. D...................      152,486
   5,967    Medtronic, Inc. G.................................      279,972
     888    MEMC Electronic Materials, Inc. D.................       33,311
   3,000    Microsoft Corp. ..................................       69,900
   2,931    Mobile Telesystems OJSC ADR.......................       86,283
   9,827    Motorola, Inc. ...................................      198,016
   7,455    Oracle Corp. D....................................      108,024
   1,158    Qualcomm, Inc. ...................................       46,409
     410    Samsung Electronics Co., Ltd. AG..................      259,930
   2,000    Sprint Nextel Corp. G.............................       39,980
   4,297    Turkcell Iletisim Hizmet ADR G....................       50,967
                                                                -----------
                                                                  3,875,573
                                                                -----------
            TRANSPORTATION -- 2.3%
   1,486    ACE Aviation Holdings, Inc. D.....................       41,475
 106,729    Air China Ltd. AG.................................       44,651
   4,283    Royal Caribbean Cruises Ltd. G....................      163,806
   7,920    Ryanair Holdings A D I............................       71,920
                                                                -----------
                                                                    321,852
                                                                -----------
            UTILITIES -- 0.7%
     100    Exelon Corp. .....................................        5,683
   1,576    TXU Corp. ........................................       94,254
                                                                -----------
                                                                     99,937
                                                                -----------
            Total common stock
              (cost $11,976,976)..............................  $13,670,053
                                                                -----------
WARRANTS -- 0.1%
            TECHNOLOGY -- 0.1%
      27    Goldman Sachs Group D.............................  $    11,089
                                                                -----------
            Total warrants stocks
              (cost $9,325)...................................  $    11,089
                                                                -----------
PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       -----------
 CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
 $   412    Augsburg Re AG,
              0.00%, 12-31-2049 A I Y.........................  $       762
  26,500    UBS Luxembourg S.A.,
              6.23%, 2-11-2015................................       26,018
                                                                -----------
            Total corporate bonds: investment grade
              (cost $27,735)..................................  $    26,780
                                                                -----------
            Total long-term investments
              (cost $12,014,036)..............................  $13,707,922
                                                                -----------
SHORT-TERM INVESTMENTS -- 6.7%
            REPURCHASE AGREEMENTS -- 0.7%
 $37,856    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    37,856
  11,866    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       11,866
  29,098    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       29,098
   1,649    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................        1,649
  20,058    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       20,058
                                                                -----------
                                                                    100,527
                                                                -----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.0%
 823,854    Navigator Prime Portfolio.........................      823,854
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            U.S. GOVERNMENT SECURITIES -- 0.0%
 $    19    U.S. Treasury Bonds,
              5.25%, 2-15-2029................................           19
     598    U.S. Treasury Bonds,
              5.50%, 8-15-2028................................          621
       8    U.S. Treasury Bonds,
              6.00%, 2-15-2026................................            9
                                                                -----------
                                                                        649
                                                                -----------
            Total short-term investments
              (cost $925,030).................................  $   925,030
                                                                -----------
            Total investments in securities
              (cost $12,939,066) C............................  $14,632,952
                                                                ===========

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.09% of total net assets at June 30, 2006.

  A The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $1,705,003 which represents 12.38% of total net assets.

  C At June 30, 2006, the cost of securities for federal income tax purposes was $12,944,028 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $2,159,470
      Unrealized depreciation.......................    (470,546)
                                                      ----------
      Net unrealized appreciation...................  $1,688,924
                                                      ==========

  D  Currently non-income producing.

 G   Security is partially on loan at June 30, 2006.

  H The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED          SHARES/PAR           SECURITY          COST BASIS
      --------          ----------           --------          ----------
      6/2006                209      Augsburg Re AG             $    67
      6/2006                412      Augsburg Re AG, 0.00%,
                                     12-31-2049                     766
      10/2005 - 6/2006    2,317      European Capital Limited
                                     Private Placement - Reg
                                     D.......................    28,262
      10/2005                30      Harvey Weinstein Master
                                     L.P. - Reg D                29,800

     The aggregate value of these securities at June 30, 2006 was $58,467, which represents 0.42% of total net assets.

  I Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $516,011, which represents 3.75% of total net assets.

  U At June 30, 2006, securities valued at $407,672 were designated to cover open call options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                                         EXERCISE    EXPIRATION    MARKET     PREMIUMS
      ISSUER                 CONTRACTS    PRICE         DATE      VALUE (W)   RECEIVED
      ------                 ---------   --------   ------------  ---------   --------
      Federated Department
      Stores, Inc.              15         $40      January 2007    $2,728     $1,954
      Inco Ltd.                  5          70      October 2006     1,751        821
                                                                    ------     ------
                                                                    $4,479     $2,775
                                                                    ======     ======

  + As of June 30, 2006 the Fund has future commitments to purchase an additional 2,083 shares in the amount of $20,830 EURO.

  Y  Convertible debt security.

 J Securities exempt from registration under Regulation D of the Securities Act of 1933. This security is determined to be liquid. At June 30, 2006, the market value of this security was $53,916, which represents 0.39% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy             $5,484          $5,492          07/05/06              $(8)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
As of June 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Australia                                               0.8%
---------------------------------------------------------------
Brazil                                                  3.7
---------------------------------------------------------------
Canada                                                  4.3
---------------------------------------------------------------
China                                                   0.6
---------------------------------------------------------------
Germany                                                 1.4
---------------------------------------------------------------
India                                                   2.2
---------------------------------------------------------------
Ireland                                                 0.5
---------------------------------------------------------------
Israel                                                  0.9
---------------------------------------------------------------
Japan                                                   2.5
---------------------------------------------------------------
Luxembourg                                              1.2
---------------------------------------------------------------
Mexico                                                  1.1
---------------------------------------------------------------
Russia                                                  0.6
---------------------------------------------------------------
South Africa                                            0.7
---------------------------------------------------------------
South Korea                                             2.1
---------------------------------------------------------------
Switzerland                                             0.5
---------------------------------------------------------------
Taiwan                                                  0.5
---------------------------------------------------------------
Turkey                                                  0.8
---------------------------------------------------------------
United Kingdom                                          3.7
---------------------------------------------------------------
United States                                          71.5
---------------------------------------------------------------
Short-Term Investments                                  6.7
---------------------------------------------------------------
Other Assets & Liabilities                             (6.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.1%
            BASIC MATERIALS -- 2.7%
     150    Freeport-McMoRan Copper & Gold, Inc. Class B......  $    8,334
     248    Goodyear Tire & Rubber Co. (D)(G).................       2,749
     477    Kimberly-Clark Corp. .............................      29,456
                                                                ----------
                                                                    40,539
                                                                ----------
            CAPITAL GOODS -- 7.5%
     180    3M Co. ...........................................      14,522
      73    Black & Decker Corp. .............................       6,123
     173    Caterpillar, Inc. ................................      12,885
     715    Ingersoll-Rand Co. Class A........................      30,571
     476    Lam Research Corp. (D)(G).........................      22,210
     270    Parker-Hannifin Corp. ............................      20,952
     207    Pitney Bowes, Inc. ...............................       8,566
                                                                ----------
                                                                   115,829
                                                                ----------
            CONSUMER CYCLICAL -- 6.8%
     638    Altria Group, Inc. ...............................      46,818
     682    D.R. Horton, Inc. ................................      16,238
     138    Dillard's, Inc. ..................................       4,395
     506    Office Depot, Inc. (D)............................      19,220
     536    Supervalu, Inc. ..................................      16,443
                                                                ----------
                                                                   103,114
                                                                ----------
            CONSUMER STAPLES -- 4.5%
     194    Clorox Co. .......................................      11,847
     627    General Mills, Inc. ..............................      32,370
     380    Weyerhaeuser Co. .................................      23,680
                                                                ----------
                                                                    67,897
                                                                ----------
            ENERGY -- 11.0%
     604    Chevron Corp. (G).................................      37,497
     584    ConocoPhillips....................................      38,237
     210    Devon Energy Corp. ...............................      12,704
     315    Exxon Mobil Corp. ................................      19,325
     288    Occidental Petroleum Corp. .......................      29,514
     130    Sunoco, Inc. .....................................       8,994
     325    Valero Energy Corp. ..............................      21,632
                                                                ----------
                                                                   167,903
                                                                ----------
            FINANCE -- 20.9%
     459    ACE Ltd. .........................................      23,196
     376    Aetna, Inc. ......................................      15,014
     267    Assurant, Inc. ...................................      12,899
   1,160    Bank of America Corp. ............................      55,772
   1,289    Citigroup, Inc. ..................................      62,179
     304    Countrywide Financial Corp. ......................      11,569
       9    Everest Re Group Ltd. ............................         805
     201    Goldman Sachs Group, Inc. (G).....................      30,297
     408    Lehman Brothers Holdings, Inc. (G)................      26,607
     289    MBIA, Inc. (G)....................................      16,944
     692    St. Paul Travelers Cos., Inc. ....................      30,867
     200    UnitedHealth Group, Inc. .........................       8,952
     412    Wachovia Corp. (G)................................      22,303
                                                                ----------
                                                                   317,404
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- 11.0%
     670    Abbott Laboratories...............................  $   29,219
     309    Amgen, Inc. (D)...................................      20,143
     259    Amylin Pharmaceuticals, Inc. (D)(G)...............      12,788
     422    Cardinal Health, Inc. ............................      27,147
      74    Cephalon, Inc. (D)(G).............................       4,435
     717    Forest Laboratories, Inc. (D).....................      27,721
      61    Genzyme Corp. (D)(G)..............................       3,712
     649    McKesson Corp. ...................................      30,685
     251    Wyeth.............................................      11,129
                                                                ----------
                                                                   166,979
                                                                ----------
            SERVICES -- 8.7%
     557    Accenture Ltd. Class A............................      15,774
     200    Comcast Corp. Class A (D).........................       6,547
     482    IMS Health, Inc. .................................      12,939
     164    Omnicom Group, Inc. ..............................      14,624
     413    United Parcel Service, Inc. Class B...............      34,002
     131    Univision Communications, Inc. Class A (D)........       4,399
     380    Viacom, Inc. Class B (D)..........................      13,634
     592    Walt Disney Co. ..................................      17,769
     374    Waste Management, Inc. ...........................      13,408
                                                                ----------
                                                                   133,096
                                                                ----------
            TECHNOLOGY -- 20.3%
   1,021    AT&T, Inc. (G)....................................      28,462
     354    BellSouth Corp. ..................................      12,800
     147    CenturyTel, Inc. (G)..............................       5,468
   1,486    Cisco Systems, Inc. (D)...........................      29,024
     847    Corning, Inc. (D).................................      20,484
      18    Embarq Corp. (D)..................................         722
     573    First Data Corp. .................................      25,802
     544    General Electric Co. .............................      17,924
     542    Hewlett-Packard Co. ..............................      17,158
     294    International Business Machines Corp. ............      22,577
     348    Lockheed Martin Corp. ............................      24,958
      60    MEMC Electronic Materials, Inc. (D)...............       2,246
   2,281    Microsoft Corp. ..................................      53,136
     328    Motorola, Inc. ...................................       6,613
     340    Qualcomm, Inc. (G)................................      13,632
     672    Qwest Communications International, Inc. (D)(G)...       5,438
     352    Sprint Nextel Corp. ..............................       7,038
     288    Western Digital Corp. (D).........................       5,707
     115    Whirlpool Corp. ..................................       9,521
                                                                ----------
                                                                   308,710
                                                                ----------
            TRANSPORTATION -- 1.2%
     277    General Dynamics Corp. ...........................      18,146
                                                                ----------
            UTILITIES -- 1.5%
     151    FirstEnergy Corp. ................................       8,169
     248    TXU Corp. ........................................      14,810
                                                                ----------
                                                                    22,979
                                                                ----------
            Total common stock
              (cost $1,360,932)...............................  $1,462,596
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 11.8%
            REPURCHASE AGREEMENTS -- 3.4%
$ 19,449    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $   19,449
   6,096    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       6,096
  14,950    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................      14,950
     847    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         847
  10,305    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      10,305
                                                                ----------
                                                                    51,647
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.4%
 125,063    BNY Institutional Cash Reserve Fund...............     125,063
       2    Evergreen Institutional Money Market Fund.........           2
PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            REPURCHASE AGREEMENT
$3,202...   Lehman Brothers, Inc., Repurchase Agreement,
              4.98%, 7-3-2006.................................  $    3,202
                                                                ----------
                                                                   128,267
                                                                ----------
            Total short-term investments
              (cost $179,914).................................  $  179,914
                                                                ----------
            Total investments in securities
              (cost $1,540,846) (C)...........................  $1,642,510
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,543,542 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $133,962
      Unrealized depreciation........................   (34,994)
                                                       --------
      Net unrealized appreciation....................  $ 98,968
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                         NUMBER OF                                                  APPRECIATION
DESCRIPTION                                              CONTRACTS         POSITION           EXPIRATION           (DEPRECIATION)
-----------                                              ---------         --------         --------------         --------------
S & P Mini Futures contracts                                490              Long           September 2006              $211
                                                                                                                        ====

     These contracts had a market value of $31,345 as of June 30, 2006.

     Cash of $1,998 was pledged as initial margin deposit for open futures contracts at June 30, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND & GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE W
---------                                                       ----------
 COMMON STOCK -- 98.9%
            BASIC MATERIALS -- 8.0%
   3,396    Alcoa, Inc. ......................................  $  109,891
     454    Bowater, Inc. ....................................      10,322
   1,945    Companhia Vale do Rio Doce ADR....................      46,747
   2,882    DuPont (E.I.) de Nemours & Co. ...................     119,897
   1,846    International Paper Co. ..........................      59,616
   1,244    Kimberly-Clark Corp. .............................      76,755
     620    Newmont Mining Corp. .............................      32,838
     205    Rio Tinto plc ADR.................................      42,991
     485    Rohm & Haas Co. ..................................      24,313
                                                                ----------
                                                                   523,370
                                                                ----------
            CAPITAL GOODS -- 4.9%
     865    American Standard Cos., Inc. .....................      37,433
   1,122    Deere & Co. ......................................      93,684
     729    KLA-Tencor Corp. .................................      30,321
     689    Parker-Hannifin Corp. ............................      53,428
   1,208    Pitney Bowes, Inc. ...............................      49,903
   4,247    Xerox Corp. (D)...................................      59,069
                                                                ----------
                                                                   323,838
                                                                ----------
            CONSUMER CYCLICAL -- 7.7%
   1,626    Altria Group, Inc. ...............................     119,382
     888    Avery Dennison Corp. .............................      51,534
   1,329    Family Dollar Stores, Inc. .......................      32,460
     295    Genuine Parts Co. ................................      12,294
   1,239    Ltd. Brands, Inc. ................................      31,703
   2,692    McDonald's Corp. .................................      90,451
     397    NIKE, Inc. Class B................................      32,117
   1,677    SYSCO Corp. ......................................      51,246
   1,757    Wal-Mart Stores, Inc. ............................      84,625
                                                                ----------
                                                                   505,812
                                                                ----------
            CONSUMER STAPLES -- 5.8%
     854    Bunge Ltd. .......................................      42,908
   1,650    Coca-Cola Co. ....................................      70,966
     789    Nestle S.A. ADR...................................      61,793
     286    PepsiCo, Inc. ....................................      17,189
     805    Procter & Gamble Co. .............................      44,736
   2,215    Tyson Foods, Inc. Class A.........................      32,913
     884    Unilever N.V. NY Shares...........................      19,930
   1,436    Weyerhaeuser Co. .................................      89,385
                                                                ----------
                                                                   379,820
                                                                ----------
            ENERGY -- 16.8%
   1,270    BP plc ADR........................................      88,412
   3,307    Chevron Corp. ....................................     205,257
   1,533    ConocoPhillips....................................     100,477
   1,998    EnCana Corp. .....................................     105,162
   3,810    Exxon Mobil Corp. ................................     233,729
   1,168    Royal Dutch Shell plc.............................      78,219
     999    Schlumberger Ltd. ................................      65,012
   2,494    Total S.A. ADR....................................     163,394
   1,338    XTO Energy, Inc. .................................      59,211
                                                                ----------
                                                                 1,098,873
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE W
---------                                                       ----------
            FINANCE -- 17.5%
   1,081    ACE Ltd. .........................................  $   54,693
   1,186    Allstate Corp. ...................................      64,882
   1,372    American International Group, Inc. ...............      81,023
   4,533    Bank of America Corp. ............................     218,022
   3,942    Citigroup, Inc. ..................................     190,151
   1,062    Federal Home Loan Mortgage Corp. .................      60,516
   1,167    JP Morgan Chase & Co. ............................      48,995
     977    MBIA, Inc. .......................................      57,227
   1,189    Merrill Lynch & Co., Inc. ........................      82,686
     845    Metlife, Inc. ....................................      43,293
     478    PNC Financial Services Group, Inc. ...............      33,569
   1,265    State Street Corp. ...............................      73,507
   1,471    Synovus Financial Corp. ..........................      39,399
     849    UBS AG............................................      93,146
                                                                ----------
                                                                 1,141,109
                                                                ----------
            HEALTH CARE -- 8.4%
   3,076    Abbott Laboratories...............................     134,153
   1,075    AstraZeneca plc ADR...............................      64,307
   3,356    Bristol-Myers Squibb Co. .........................      86,794
   2,310    Lilly (Eli) & Co. ................................     127,663
   5,307    Schering-Plough Corp. ............................     100,990
     855    Wyeth.............................................      37,957
                                                                ----------
                                                                   551,864
                                                                ----------
            SERVICES -- 7.7%
   1,667    Accenture Ltd. Class A............................      47,221
     384    Automatic Data Processing, Inc. ..................      17,419
   1,667    CBS Corp. Class B.................................      45,083
   1,677    Comcast Corp. Class A (D).........................      54,913
     946    Comcast Corp. Special Class A (D).................      30,997
     418    Harrah's Entertainment, Inc. .....................      29,739
   1,207    New York Times Co. Class A........................      29,615
   4,374    Sun Microsystems, Inc. (D)........................      18,150
   3,159    Time Warner, Inc. ................................      54,642
     596    United Parcel Service, Inc. Class B...............      49,102
   1,089    Viacom, Inc. Class B (D)..........................      39,014
     805    Warner Music Group Corp. .........................      23,726
   1,773    Waste Management, Inc. ...........................      63,597
                                                                ----------
                                                                   503,218
                                                                ----------
            TECHNOLOGY -- 16.1%
   6,532    AT&T, Inc. .......................................     182,183
     959    BellSouth Corp. ..................................      34,712
   3,183    EMC Corp. (D).....................................      34,921
     998    First Data Corp. .................................      44,927
   5,771    General Electric Co. .............................     190,225
   1,561    International Business Machines Corp. ............     119,908
     813    Jabil Circuit, Inc. ..............................      20,823
     787    Lockheed Martin Corp. ............................      56,481
   1,444    Medtronic, Inc. ..................................      67,738
   3,894    Microsoft Corp. ..................................      90,721
   3,581    Motorola, Inc. ...................................      72,147
   2,950    Sprint Nextel Corp. ..............................      58,961

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE W
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   1,961    Verizon Communications, Inc. .....................  $   65,682
     196    Whirlpool Corp. ..................................      16,224
                                                                ----------
                                                                 1,055,653
                                                                ----------
            TRANSPORTATION -- 1.1%
      18    Carnival Corp. ...................................         739
     378    CSX Corp. ........................................      26,633
   2,842    Southwest Airlines Co. ...........................      46,528
                                                                ----------
                                                                    73,900
                                                                ----------
            UTILITIES -- 4.9%
   1,069    Dominion Resources, Inc. .........................      79,913
   2,277    Exelon Corp. .....................................     129,375
   1,764    FPL Group, Inc. ..................................      72,982
     131    Pinnacle West Capital Corp. ......................       5,224
     719    Progress Energy, Inc. ............................      30,802
                                                                ----------
                                                                   318,296
                                                                ----------
            Total common stock
              (cost $5,612,780)...............................  $6,475,753
                                                                ----------
SHORT-TERM INVESTMENTS -- 15.3%
            REPURCHASE AGREEMENTS -- 1.2%
  28,432    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $   28,432
   8,912    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       8,912
  21,855    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................      21,855

                                                                  MARKET
 SHARES                                                          VALUE W
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
   1,238    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $    1,238
  15,065    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      15,065
                                                                ----------
                                                                    75,502
                                                                ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.1%
 921,286    BNY Institutional Cash Reserve Fund...............     921,286
                                                                ----------
            Total short-term investments
              (cost $996,788).................................  $  996,788
                                                                ----------
            Total investments in securities
              (cost $6,609,568) (C)...........................  $7,472,541
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.66% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $6,618,733 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $1,007,155
      Unrealized depreciation.......................    (153,347)
                                                      ----------
      Net unrealized appreciation...................  $  853,808
                                                      ==========

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 97.3%
            BASIC MATERIALS -- 9.9%
     71     Air Products and Chemicals, Inc. .................  $  4,513
    194     Alcoa, Inc. ......................................     6,287
    192     Dow Chemical Co. .................................     7,507
    106     DuPont (E.I.) de Nemours & Co. ...................     4,401
     95     International Paper Co. ..........................     3,056
     74     Kimberly-Clark Corp. .............................     4,579
     58     PPG Industries, Inc. .............................     3,815
                                                                --------
                                                                  34,158
                                                                --------
            CAPITAL GOODS -- 5.4%
     29     3M Co. ...........................................     2,342
     37     American Standard Cos., Inc. .....................     1,618
     89     Caterpillar, Inc. ................................     6,644
     80     Goodrich Corp. ...................................     3,211
    118     Pitney Bowes, Inc. ...............................     4,890
                                                                --------
                                                                  18,705
                                                                --------
            CONSUMER CYCLICAL -- 2.4%
    115     Altria Group, Inc. ...............................     8,417
                                                                --------
            CONSUMER STAPLES -- 7.4%
     83     Campbell Soup Co. ................................     3,069
     59     Colgate-Palmolive Co. ............................     3,516
     42     Diageo plc ADR....................................     2,864
     92     General Mills, Inc. ..............................     4,760
    108     Kellogg Co. ......................................     5,228
     68     PepsiCo, Inc. ....................................     4,089
     33     Weyerhaeuser Co. .................................     2,031
                                                                --------
                                                                  25,557
                                                                --------
            ENERGY -- 10.5%
     82     Chevron Corp. ....................................     5,083
    206     ConocoPhillips....................................    13,481
    240     Exxon Mobil Corp. ................................    14,741
     44     Royal Dutch Shell plc ADR.........................     3,064
                                                                --------
                                                                  36,369
                                                                --------
            FINANCE -- 32.2%
     89     ACE Ltd. .........................................     4,497
     84     Allstate Corp. ...................................     4,603
    350     Bank of America Corp. ............................    16,821
    128     Chubb Corp. ......................................     6,396
    284     Citigroup, Inc. ..................................    13,695
     34     Comerica, Inc. ...................................     1,773
    222     Host Hotels & Resorts, Inc. ......................     4,844
    177     JP Morgan Chase & Co. ............................     7,447
    110     Merrill Lynch & Co., Inc. ........................     7,652
    110     National City Corp. ..............................     3,969
    120     PNC Financial Services Group, Inc. ...............     8,426
    129     SunTrust Banks, Inc. .............................     9,802
     50     UBS AG............................................     5,441
    137     US Bancorp........................................     4,227
     57     Wachovia Corp. ...................................     3,096

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
     43     Washington Mutual, Inc. ..........................  $  1,941
    104     Wells Fargo & Co. ................................     7,006
                                                                --------
                                                                 111,636
                                                                --------
            HEALTH CARE -- 8.0%
    108     Abbott Laboratories...............................     4,701
     65     AstraZeneca plc ADR...............................     3,888
    128     Baxter International, Inc. .......................     4,718
     93     Bristol-Myers Squibb Co. .........................     2,413
    155     Pfizer, Inc. .....................................     3,630
    190     Wyeth.............................................     8,426
                                                                --------
                                                                  27,776
                                                                --------
            SERVICES -- 2.0%
     51     Donnelley (R.R.) & Sons Co. ......................     1,636
     43     Gannett Co., Inc. ................................     2,418
     37     United Parcel Service, Inc. Class B...............     3,005
                                                                --------
                                                                   7,059
                                                                --------
            TECHNOLOGY -- 9.0%
    440     AT&T, Inc. .......................................    12,271
    140     BellSouth Corp. ..................................     5,074
      7     Embarq Corp. (D)..................................       306
    200     General Electric Co. .............................     6,602
    149     Sprint Nextel Corp. ..............................     2,983
     72     Verizon Communications, Inc. .....................     2,426
     74     Vodafone Group plc ADR............................     1,570
                                                                --------
                                                                  31,232
                                                                --------
            UTILITIES -- 10.5%
     86     Consolidated Edison, Inc. ........................     3,813
    103     Dominion Resources, Inc. .........................     7,691
     20     Entergy Corp. ....................................     1,408
     85     Exelon Corp. .....................................     4,820
    186     FPL Group, Inc. ..................................     7,686
     67     PPL Corp. ........................................     2,148
     74     SCANA Corp. ......................................     2,860
     86     Southern Co. .....................................     2,766
     51     TXU Corp. ........................................     3,054
                                                                --------
                                                                  36,246
                                                                --------
            Total common stock
              (cost $312,852).................................  $337,155
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 1.9%
            REPURCHASE AGREEMENTS -- 1.9%
 $2,522     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $  2,522
    790     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       790
  1,938     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................     1,938

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  110     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $    110
  1,336     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     1,336
                                                                --------
            Total short-term investments
              (cost $6,696)...................................  $  6,696
                                                                --------
            Total investments in securities
              (cost $319,548) (C).............................  $343,851
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.86% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $319,649 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $30,347
      Unrealized depreciation.........................   (6,145)
                                                        -------
      Net unrealized appreciation.....................  $24,202
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FOCUS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 98.9%
            BASIC MATERIALS -- 5.1%
    78      Companhia Vale do Rio Doce ADR....................   $ 1,863
    60      Dow Chemical Co. .................................     2,334
                                                                 -------
                                                                   4,197
                                                                 -------
            CAPITAL GOODS -- 2.1%
    21      Deere & Co. ......................................     1,728
                                                                 -------
            CONSUMER CYCLICAL -- 4.9%
    71      D.R. Horton, Inc. ................................     1,682
    78      Dollar General Corp. .............................     1,088
    36      Home Depot, Inc. .................................     1,271
                                                                 -------
                                                                   4,041
                                                                 -------
            CONSUMER STAPLES -- 4.2%
    29      Clorox Co. .......................................     1,744
    76      Unilever N.V. NY Shares...........................     1,703
                                                                 -------
                                                                   3,447
                                                                 -------
            ENERGY -- 6.5%
    56      Exxon Mobil Corp. ................................     3,411
    82      Williams Cos., Inc. ..............................     1,906
                                                                 -------
                                                                   5,317
                                                                 -------
            FINANCE -- 21.8%
    81      Citigroup, Inc. ..................................     3,893
    62      Countrywide Financial Corp. ......................     2,342
    75      E*Trade Financial Group (D).......................     1,707
    15      ING Groep N.V.-Sponsored ADR......................       594
    30      Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................     4,111
    29      UBS AG............................................     3,192
    46      UnitedHealth Group, Inc. .........................     2,064
                                                                 -------
                                                                  17,903
                                                                 -------
            HEALTH CARE -- 12.3%
    33      Amgen, Inc. (D)...................................     2,140
   118      Boston Scientific Corp. (D).......................     1,989
    71      Elan Corp. plc ADR (D)............................     1,192
    53      Lilly (Eli) & Co. ................................     2,940
    38      Sanofi-Aventis S.A. ADR...........................     1,870
                                                                 -------
                                                                  10,131
                                                                 -------
            SERVICES -- 13.2%
    63      Accenture Ltd. Class A............................     1,776
    42      Comcast Corp. Class A (D).........................     1,385
   176      Sun Microsystems, Inc. (D)........................       729
    23      United Parcel Service, Inc. Class B...............     1,852
    79      Viacom, Inc. Class B (D)..........................     2,842
   157      XM Satellite Radio Holdings, Inc. Class A (D).....     2,294
                                                                 -------
                                                                  10,878
                                                                 -------
            TECHNOLOGY -- 27.3%
    84      AT&T, Inc. .......................................     2,351
   120      Cisco Systems, Inc. (D)...........................     2,344
   191      EMC Corp. (D).....................................     2,094
   116      General Electric Co. .............................     3,833
     9      Lexmark International, Inc. ADR (D)...............       497

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
    33      Marvell Technology Group Ltd. (D).................   $ 1,476
    38      Maxim Integrated Products, Inc. ..................     1,223
    43      Medtronic, Inc. ..................................     2,027
   127      Microsoft Corp. ..................................     2,968
    28      Qualcomm, Inc. ...................................     1,110
   120      Sprint Nextel Corp. ..............................     2,403
                                                                 -------
                                                                  22,326
                                                                 -------
            UTILITIES -- 1.5%
    21      Exelon Corp. .....................................     1,205
                                                                 -------
            Total common stock
              (cost $85,092)..................................   $81,173
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.3%
            REPURCHASE AGREEMENTS -- 0.3%
  $ 86      Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................   $    86
    27      BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................        27
    66      Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................        66
     4      UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         4
    45      UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................        45
                                                                 -------
            Total short-term investments
              (cost $228).....................................   $   228
                                                                 -------
            Total investments in securities
              (cost $85,320) (C)..............................   $81,401
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.69% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $4,111, which represents 5.01% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $85,470 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 1,906
      Unrealized depreciation.........................   (5,975)
                                                        -------
      Net unrealized depreciation.....................  $(4,069)
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell              $163            $161           07/03/06              $(2)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
-----------                                                       ---------
COMMON STOCK -- 58.6%
              BASIC MATERIALS -- 3.1%
        192   BHP Billiton plc (A)..............................  $  3,727
         64   Cameco Corp. (G)..................................     2,574
        133   Companhia Vale do Rio Doce ADR (G)................     3,200
         91   JSR Corp. A(G)....................................     2,291
                                                                  --------
                                                                    11,792
                                                                  --------
              CAPITAL GOODS -- 1.0%
         47   Boeing Co. .......................................     3,833
                                                                  --------
              CONSUMER CYCLICAL -- 5.3%
         45   Best Buy Co., Inc. ...............................     2,465
        979   Carphone Warehouse Group plc (A)..................     5,737
         75   Lotte Shopping Co. GDR (D)........................     1,435
         29   LVMH Moet Hennessy Louis Vuitton S.A. A(G)........     2,873
         22   Nintendo Co. Ltd. (A).............................     3,612
         51   Starbucks Corp. (D)...............................     1,914
         36   Whole Foods Market, Inc. .........................     2,314
                                                                  --------
                                                                    20,350
                                                                  --------
              CONSUMER STAPLES -- 0.7%
         67   Reckitt Benckiser plc (A).........................     2,510
                                                                  --------
              ENERGY -- 4.8%
         40   Noble Corp. (G)...................................     2,962
         61   Schlumberger Ltd. ................................     3,952
         47   Suncor Energy, Inc. ..............................     3,812
         64   Valero Energy Corp. ..............................     4,277
         77   XTO Energy, Inc. .................................     3,409
                                                                  --------
                                                                    18,412
                                                                  --------
              FINANCE -- 10.2%
        101   Commerzbank AG (A)................................     3,667
         96   E*Trade Financial Group (D).......................     2,191
         39   Erste Bank Der Oesterreichischen Sparkassen AG
                A(G)............................................     2,200
         45   Euronext A(G).....................................     4,178
         23   Goldman Sachs Group, Inc. ........................     3,460
         16   KBC Bankverzekeringsholdings A(G).................     1,762
         69   Man Group plc (A).................................     3,263
         --   Mitsubishi UFJ Financial Group, Inc. (A)..........     2,579
          7   ORIX Corp. (A)....................................     1,757
        351   Shinsei Bank Ltd. (A).............................     2,225
         42   SLM Corp. ........................................     2,201
        107   Standard Chartered plc (A)........................     2,619
        110   Sumitomo Realty & Development A(G)................     2,714
         37   UBS AG (A)........................................     4,058
                                                                  --------
                                                                    38,874
                                                                  --------
              HEALTH CARE -- 7.9%
         46   AstraZeneca plc (A)...............................     2,746
         58   Celgene Corp. (D).................................     2,770
         82   Eisai Co., Ltd. (A)...............................     3,703
        109   Elan Corp. plc ADR (D)............................     1,812
         36   Monsanto Co. .....................................     3,056
         19   Roche Holding AG (A)..............................     3,203

                                                                   MARKET
  SHARES                                                          VALUE (W)
-----------                                                       ---------
              HEALTH CARE -- (CONTINUED)
         55   Sanofi-Aventis S.A. A(G)..........................  $  5,316
        212   Schering-Plough Corp. ............................     4,038
         73   Wyeth.............................................     3,260
                                                                  --------
                                                                    29,904
                                                                  --------
              SERVICES -- 8.9%
         87   Comcast Corp. Class A (D).........................     2,848
      1,311   EMI Group plc (A).................................     7,352
         20   Fluor Corp. ......................................     1,886
        173   Grupo Televisa S.A. ADR...........................     3,339
         36   Harrah's Entertainment, Inc. .....................     2,577
         83   Las Vegas Sands Corp. (D).........................     6,486
         69   Opap S.A. (A).....................................     2,515
         14   SAP AG ADR (A)....................................     2,929
        130   Warner Music Group Corp. .........................     3,829
                                                                  --------
                                                                    33,761
                                                                  --------
              TECHNOLOGY -- 16.3%
        104   Adobe Systems, Inc. (D)...........................     3,157
        112   America Movil S.A. de C.V. ADR....................     3,728
        142   American Tower Corp. Class A (D)..................     4,403
        162   ASML Holding N.V.D A..............................     3,275
        177   Cisco Systems, Inc. (D)...........................     3,463
         64   Corning, Inc. (D).................................     1,546
         37   Danaher Corp. ....................................     2,406
         11   Google, Inc. (D)..................................     4,487
         71   Hewlett-Packard Co. ..............................     2,240
        364   Hon Hai Precision Industry Co., Ltd. D A..........     2,247
         66   Marvell Technology Group Ltd. (D).................     2,926
        198   Motorola, Inc. ...................................     3,998
        109   Network Appliance, Inc. (D).......................     3,858
         47   Qualcomm, Inc. ...................................     1,875
          6   Rakuten, Inc. A(G)................................     3,787
          6   Samsung Electronics Co., Ltd. (A).................     3,982
         65   SanDisk Corp. (D).................................     3,334
        191   Sharp Corp. A(G)..................................     3,019
         87   Sprint Nextel Corp. ..............................     1,731
         42   Tokyo Electron Ltd. (A)...........................     2,949
                                                                  --------
                                                                    62,411
                                                                  --------
              TRANSPORTATION -- 0.4%
         29   Ryanair Holdings plc ADR (D)(G)...................     1,503
                                                                  --------
              Total common stock
                (cost $203,590).................................  $223,350
                                                                  --------
 PRINCIPAL
  AMOUNT
-----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 10.3%
              FINANCE -- 10.3%
$       445   Advanta Business Card Master Trust,
                5.15%, 10-20-2010...............................  $    442
        900   Advanta Business Card Master Trust,
                5.34%, 4-20-2011 (L)............................       901

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       521   American Express Credit Account Master Trust,
                5.20%, 1-18-2011 (L)............................  $    520
      1,130   American Honda Finance Corp.,
                5.12%, 7-23-2007 I (L)..........................     1,130
        153   ARMS II,
                5.11%, 9-10-2034 (L)............................       153
      2,060   Arran Residential Mortgages Funding,
                5.26%, 4-12-2036 I (L)..........................     2,060
      1,285   Asset Backed Securities Corp. Home Equity,
                5.37%,12/15/2046 (L)  (Q).......................     1,285
        660   Banc of America Commercial Mortgage, Inc.,
                5.18%, 9-10-2047 (L)............................       631
        500   Bank One Issuance Trust,
                5.31%, 6-15-2011 (L)............................       501
        595   Bear Stearns Commercial Mortgage Securities, Inc.,
                4.68%, 8-13-2039................................       556
        450   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.61%, 11-15-2033...............................       446
        307   BMW Vehicle Owner Trust,
                3.66%, 12-26-2007...............................       306
      1,765   Capital One Auto Finance Trust,
                5.31%, 5-15-2009................................     1,761
        620   Capital One Prime Auto Receivables Trust,
                5.22%, 4-15-2011 (L)............................       620
        136   Carmax Auto Owner Trust,
                3.78%, 2-15-2008................................       135
        370   Chase Credit Card Master Trust,
                5.33%, 3-16-2009 (L)............................       370
        265   Chase Issuance Trust,
                5.22%, 7-15-2010 (L)............................       265
        270   Chase Manhattan Auto Owner Trust,
                5.37%, 1-15-2009................................       270
        560   Collegiate Funding Services Education Loan Trust
                I,
                4.97%, 9-28-2017 (L)............................       560
        223   Collegiate Funding Services Education Loan Trust
                I,
                4.98%, 9-29-2014 (L)............................       223
        261   Credit-Based Asset Servicing and Securities,
                5.44%, 8-25-2035 (L)............................       261
         76   Crusade Global Trust,
                4.75%, 1-16-2035 (L)............................        76
         96   Crusade Global Trust,
                4.80%, 1-17-2034 (L)............................        96
        260   Crusade Global Trust,
                5.46%, 6-17-2037 (L)............................       260
        176   Crusade Global Trust,
                5.59%, 9-18-2034 (L)............................       176

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              FINANCE -- (CONTINUED)
$       450   CS First Boston Mortgage Securities Corp.,
                3.94%, 5-15-2038................................  $    403
        935   DaimlerChrysler Auto Trust,
                2.58%, 4-8-2009.................................       912
        670   DaimlerChrysler Master Owner Trust,
                5.21%, 8-17-2009 (L)............................       670
        400   Discover Card Master Trust I,
                5.22%, 5-15-2010 (L)............................       400
        285   Discover Card Master Trust I,
                5.23%, 4-16-2010 (L)............................       285
        645   Discover Card Master Trust I,
                5.34%, 4-16-2010 (L)............................       646
GBP     173   European Loan Conduit,
                5.17%, 11-1-2029 (I)............................       320
        984   First Union-Chase Commercial Mortgage,
                6.65%, 6-15-2031................................     1,004
        700   Ford Credit Floorplan Master Owner Trust,
                5.35%, 5-15-2010 (L)............................       700
        500   GE Capital Credit Card Master Note Trust,
                5.24%, 9-15-2010 (L)............................       500
      1,135   GE Capital Credit Card Master Note Trust,
                5.25%, 6-15-2010 (L)............................     1,135
      1,310   GE Commercial Loan Trust,
                5.49%, 6-15-2017 (I) (L)........................     1,310
        379   GE Corporate Aircraft Financing LLC,
                5.49%, 9-25-2013 I (L)..........................       379
        272   Granite Master Issuer plc,
                5.30%, 6-20-2030 (L)............................       272
        140   Granite Mortgages plc,
                5.24%, 7-20-2019 (L)............................       140
        835   Greenwich Capital Commercial Funding Corp.,
                5.22%, 9-10-2015................................       796
        762   Harley-Davidson Motorcycle Trust,
                5.06%, 6-15-2010 (I)............................       759
        949   Honda Auto Receivables Owner Trust,
                2.91%, 10-20-2008 (S)...........................       934
      1,340   Household Affinity Credit Card Master Note Trust,
                5.32%, 2-15-2010 (L)............................     1,342
        497   Household Automotive Trust,
                4.16%, 9-17-2008................................       495
        495   Household Automotive Trust,
                5.40%, 6-17-2009................................       494
      1,130   John Deere Owner Trust,
                5.41%, 11-17-2008...............................     1,126
        480   MBNA Credit Card Master Note Trust,
                6.55%, 12-15-2008...............................       480
        170   Medallion Trust,
                5.34%, 5-25-2035 (L)............................       170
        179   Medallion Trust,
                5.61%, 12-21-2033 (L)...........................       180
        375   Morgan Stanley Dean Witter Capital I,
                5.23%, 9-15-2042................................       358
        413   Morgan Stanley Dean Witter Capital I,
                6.20%, 7-15-2033................................       417

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       583   National RMBS Trust,
                5.52%, 3-20-2034 (L)............................  $    583
         76   Navistar Financial Corp. Owner Trust,
                2.72%, 12-15-2007...............................        76
        147   New Century Home Equity Loan Trust,
                5.61%, 3-25-2035 (L)............................       147
        179   Nissan Auto Lease Trust,
                2.90%, 8-15-2007................................       178
         44   Nissan Auto Receivables Owner Trust,
                3.22%, 7-16-2007................................        44
        196   Nissan Auto Receivables Owner Trust,
                3.75%, 9-17-2007................................       196
        455   Nissan Auto Receivables Owner Trust,
                5.18%, 8-15-2008................................       454
        500   Nomura Asset Securities Corp.,
                6.59%, 3-15-2030................................       507
        197   Onyx Acceptance Grantor Trust,
                4.03%, 4-15-2008................................       196
         17   Option One Mortgage Loan Trust,
                5.42%, 8-25-2035 (L)............................        17
        597   Option One Mortgage Loan Trust,
                5.48%, 8-25-2035 (L)............................       597
        510   Permanent Financing plc,
                5.41%, 6-10-2011 (L)............................       510
        570   Prudential Commercial Mortgage Trust,
                4.49%, 2-11-2036................................       528
        284   Residential Asset Securities Corp.,
                5.42%, 8-25-2035 (L)............................       284
         95   RMAC plc,
                4.95%, 12-12-2018 I (L).........................        95
        796   SLM Student Loan Trust,
                5.26%, 7-25-2012 (L)............................       797
         28   USAA Auto Owner Trust,
                3.55%, 9-17-2007................................        28
        478   USAA Auto Owner Trust,
                3.80%, 12-17-2007...............................       477
        895   Volkswagen Credit Auto Master Trust,
                5.29%, 7-20-2010 (L)............................       896
        830   Wachovia Auto Owners Trust,
                5.41%, 4-20-2009................................       830
        500   Wachovia Bank Commercial Mortgage Trust,
                5.12%, 7-15-2042................................       474
        415   Westpac Securitisation Trust,
                5.52%, 3-23-2036 (L)............................       415
        354   WFS Financial Owner Trust,
                4.00%, 6-17-2008................................       354
                                                                  --------
              Total asset & commercial mortgage backed
                securities
                (cost $39,531)..................................  $ 39,314
                                                                  --------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- 36.6%
              BASIC MATERIALS -- 0.1%
EUR     325   International Paper Co.,
                5.375%, 8-11-2006...............................  $    417
                                                                  --------
              CAPITAL GOODS -- 0.4%
$     1,050   Boeing Co.,
                8.10%, 11-15-2006...............................     1,059
        595   United Technologies Corp.,
                5.28%, 6-1-2009 (L).............................       595
                                                                  --------
                                                                     1,654
                                                                  --------
              CONSUMER CYCLICAL -- 0.7%
        485   DaimlerChrysler NA Holdings Corp.,
                4.875%, 6-15-2010...............................       464
EUR     580   Marks and Spencer plc,
                3.46%, 1-16-2007 (L)............................       743
        750   Staples, Inc.,
                7.125%, 8-15-2007...............................       759
      1,000   Wal-Mart Stores, Inc.,
                5.25%, 9-1-2035.................................       873
                                                                  --------
                                                                     2,839
                                                                  --------
              ENERGY -- 0.9%
        735   Burlington Resources Finance Co.,
                5.60%, 12-1-2006................................       735
        900   ConocoPhillips Co.,
                5.03%, 4-11-2007 (L)............................       900
        900   ConocoPhillips Co.,
                5.13%, 4-9-2009 (L).............................       901
EUR     480   Pemex Project Funding Master Trust,
                6.375%, 8-5-2016 (I)............................       648
EUR     260   Pemex Project Funding Master Trust,
                6.375%, 8-5-2016................................       351
                                                                  --------
                                                                     3,535
                                                                  --------
              FINANCE -- 10.7%
      1,345   Abbey National Treasury Service,
                5.17%, 4-3-2007.................................     1,344
        660   Abbey National Treasury Service,
                5.51%, 6-29-2007 (L)............................       660
        345   Ace INA Holdings, Inc.,
                6.70%, 5-15-2036................................       331
        855   Ace INA Holdings, Inc.,
                8.30%, 8-15-2006................................       858
        725   Aiful Corp.,
                5.00%, 8-10-2010 (I)............................       689
EUR     650   ASIF III (Jersey) Ltd.,
                2.91%, 7-16-2006 (L)............................       831
        905   BAE Systems Holdings, Inc.,
                5.57%, 8-15-2008 I (L)..........................       906
EUR     785   Bank of America Corp.,
                3.02%, 11-20-2008 (L)...........................     1,005
      1,300   Bank of America Corp.,
                5.45%, 3-6-2007 (L).............................     1,300
      1,345   Barclay Bank plc NY,
                5.20%, 4-3-2007.................................     1,344

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       500   Berkshire Hathaway Finance Corp.,
                5.08%, 1-11-2008 (L)(G).........................  $    501
        450   Boeing Capital Corp.,
                4.75%, 8-25-2008 (G)............................       442
      1,195   Caterpillar Financial Asset Trust,
                5.59%, 2-25-2009................................     1,188
      1,300   Caterpillar Financial Services Corp.,
                5.17%, 2-12-2007 (L)............................     1,301
EUR   1,000   Credit Agricole,
                2.75%, 10-17-2007 (L)...........................     1,279
EUR     880   Credit Agricole,
                2.86%, 7-11-2007 (L)............................     1,126
        695   Credit Suisse First Boston USA, Inc.,
                5.125%, 8-15-2015...............................       650
        810   EOP Operating L.P.,
                6.76%, 6-15-2007................................       816
        425   ERAC USA Finance Co.,
                5.40%, 4-30-2009 I (L)..........................       425
      1,150   HBOS Treasury Services plc,
                4.00%, 9-15-2009 (I)............................     1,096
        395   HSBC Finance Corp.,
                5.26%, 2-28-2007 (L)............................       395
        620   HSBC Holding plc,
                6.50%, 5-2-2036 (G).............................       610
        430   Korea Development Bank,
                4.625%, 9-16-2010...............................       410
EUR     800   Lloyds TSB Bank plc,
                5.25%, 7-14-2008................................     1,049
        904   MBNA Credit Card Master Note Trust,
                5.20%, 12-15-2010 (L)...........................       904
        525   Mizuho Financial Group, Inc.,
                5.79%, 4-15-2014 (I)............................       514
EUR     570   Morgan Stanley Dean Witter,
                3.31%, 5-29-2008 (L)............................       732
        665   Morgan Stanley Dean Witter,
                5.13%, 4-25-2008 (L)............................       665
        700   Nationwide Building Society,
                2.625%, 1-30-2007 (I)...........................       688
EUR     225   Nordea Bank Finland plc,
                5.75%, 3-26-2014................................       301
EUR   1,100   Nordea Bank Norge,
                2.95%, 12-13-2006 (L)...........................     1,406
EUR     425   Oversea-Chinese Banking Corp., Ltd.,
                7.25%, 9-6-2011 (K).............................       616
PLN     580   Poland Government Bond,
                6.25%, 10-24-2015...............................       190
EUR     500   RCI Banque,
                3.25%, 3-5-2007 (L).............................       640
      1,350   Royal Bank of Scotland plc,
                4.79%, 12-18-2006...............................     1,347
      1,325   Royal Bank of Scotland plc,
                5.22%, 11-24-2006 I (L).........................     1,325
SGD   2,145   SGB, Inc.,
                3.625%, 7-1-2014 (Q)............................     1,360

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              FINANCE -- (CONTINUED)
$       540   Societe Generale,
                4.77%, 1-17-2007................................  $    538
      1,350   Societe Generale,
                4.78%, 12-18-2006...............................     1,347
        121   Southern Capital Corp.,
                5.70%, 6-30-2023 (I)............................       118
      1,330   St. Paul Travelers Cos., Inc.,
                5.75%, 3-15-2007................................     1,330
      1,145   Temasek Financial I Ltd.,
                4.50%, 9-21-2015 (I)............................     1,038
        670   UBS Luxembourg S.A.,
                6.86%, 10-24-2006 (L)...........................       672
EUR     300   Unicredito Italiano Bank of Ireland,
                2.80%, 1-25-2008 (L)............................       383
EUR     550   Unicredito Italiano Bank,
                2.75%, 10-11-2006 (L)...........................       703
      1,200   US Bank NA,
                5.13%, 7-28-2006 (L)............................     1,200
EUR     550   Volkswagen Bank GMBH,
                3.09%, 12-27-2006 (L)...........................       704
EUR   1,300   Volkswagen Group Services AG,
                3.03%, 9-27-2007 (L)............................     1,661
                                                                  --------
                                                                    40,938
                                                                  --------
              FOREIGN GOVERNMENTS -- 21.1%
AUD   2,405   Australian Government,
                6.00%, 2-15-2017 (Q)............................     1,817
CAD  12,480   Canadian Government,
                4.25%, 9-1-2008 (Q).............................    11,135
CAD   4,170   Canadian Government,
                4.50%, 6-1-2015 (Q).............................     3,713
CAD     740   Canadian Government,
                5.50%, 6-1-2010.................................       687
CAD     855   Canadian Government,
                5.75%, 6-01-2029................................       884
EUR   4,135   Deutscheland Bundesrepublic,
                3.75%, 1-4-2015 (Q).............................     5,183
EUR   3,380   Deutscheland Bundesrepublic,
                4.00%, 1-4-2037 (Q).............................     4,080
EUR   9,120   Deutscheland Bundesrepublic,
                5.25%, 7-4-2010 (Q).............................    12,281
EUR   5,240   French Government,
                3.50%, 7-12-2011 (Q)............................     6,590
EUR     400   French Government,
                4.00%, 4-25-2013................................       513
JPY 757,150   Japanese Government,
                1.40%, 6-22-2009 (Q)............................     6,691
JPY 126,000   Japanese Government,
                1.40%, 9-20-2011 (Q)............................     1,098
JPY 370,600   Japanese Government,
                1.40%, 9-20-2011................................     3,231
JPY 597,600   Japanese Government,
                1.50%, 9-20-2013 (Q)............................     5,146
JPY 352,400   Japanese Government,
                1.40%, 12-20-2015 (Q)...........................     2,950

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              FOREIGN GOVERNMENTS -- (CONTINUED)
DKK   3,676   Kingdom of Denmark,
                6.00%, 11-15-2009...............................  $    673
MXP  12,755   Mexican Bonos,
                10.00%, 12-5-2024...............................     1,175
      1,270   Russian Federation,
                10.00%, 6-26-2007 (I)...........................     1,316
SGD   1,350   Singapore Government,
                4.375%, 1-15-2009...............................       878
GBP   1,240   UK Gilt,
                4.25%, 3-7-2036 (Q).............................     2,260
GBP   1,371   United Kingdom Treasury,
                4.75%, 6-7-2010 (Q).............................     2,531
GBP   1,660   United Kingdom Treasury,
                4.75%, 6-7-2010 (Q).............................     3,064
GBP   1,045   United Kingdom Treasury,
                4.75%, 9-7-2015 (Q).............................     1,935
                                                                  --------
                                                                    79,831
                                                                  --------
              SERVICES -- 0.8%
$       530   Comcast Corp.,
                5.45%, 11-15-2010 (G)...........................       522
        655   Harrah's Operating Co., Inc.,
                7.125%, 6-1-2007................................       661
      1,350   News America, Inc.,
                6.40%, 12-15-2035...............................     1,249
        740   Walt Disney Co.,
                5.50%, 12-29-2006...............................       740
                                                                  --------
                                                                     3,172
                                                                  --------
              TECHNOLOGY -- 1.2%
        475   Cingular Wireless Services, Inc.,
                7.875%, 3-1-2011................................       512
        355   Embarq Corp.,
                7.08%, 6-1-2016.................................       353
        295   Embarq Corp.,
                7.99%, 6-1-2036.................................       297
        630   General Electric Co.,
                5.00%, 2-1-2013.................................       603
      1,080   SBC Communications, Inc.,
                5.10%, 9-15-2014 (G)............................     1,002
        405   Sprint Capital Corp.,
                4.78%, 8-17-2006................................       405
        600   Sprint Capital Corp.,
                6.00%, 1-15-2007................................       601
        305   Sprint Capital Corp.,
                7.625%, 1-30-2011...............................       325
        375   Verizon New England, Inc.,
                6.50%, 9-15-2011................................       375
                                                                  --------
                                                                     4,473
                                                                  --------
              UTILITIES -- 0.7%
GBP     530   Anglian Water Service,
                8.25%, 11-29-2006...............................       991
        350   FPL Group Capital, Inc.,
                6.125%, 5-15-2007 (G)...........................       351

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
              UTILITIES -- (CONTINUED)
$       810   Midamerican Energy Holdings,
                6.125%, 4-1-2036 (I)............................  $    756
        300   Nstar,
                8.00%, 2-15-2010 (G)............................       321
        195   Virginia Electric & Power Co.,
                5.375%, 2-1-2007................................       193
                                                                  --------
                                                                     2,612
                                                                  --------
              Total corporate bonds: investment grade
                (cost $138,923).................................  $139,471
                                                                  --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.4%
              FINANCE -- 0.4%
      1,360   ANZ Delaware, Inc.,
                4.81%, 1-29-2007................................  $  1,356
                                                                  --------
              Total corporate bonds: non-investment grade
                (cost $1,360)...................................  $  1,356
                                                                  --------
U.S. GOVERNMENT SECURITIES -- 4.4%
              OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
      1,200   Federal Home Loan Bank
                5.75% 2012......................................  $  1,217
                                                                  --------
              U.S. TREASURY SECURITIES -- 4.1%
     13,230   3.00% 2009 (Q)....................................    12,542
      1,341   4.25% 2014 (Q)....................................     1,263
      1,845   4.50% 2015 (Q)....................................     1,757
                                                                  --------
                                                                    15,562
                                                                  --------
              Total U.S. government securities
                (cost $16,779)..................................  $ 16,779
                                                                  --------
U.S. GOVERNMENT AGENCIES -- 3.8%
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.3%
         --   4.50% 2020........................................  $     --
        501   5.03% 2029........................................       512
        490   5.50% 2019 -- 2020................................       481
                                                                  --------
                                                                       993
                                                                  --------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%
      2,145   4.50% 2036 (Q)....................................     1,943
      1,403   4.76% 2014........................................     1,333
      1,631   4.97% 2013........................................     1,565
      5,021   5.00% 2019 -- 2036 (Q)............................     4,802
        264   5.50% 2034........................................       254
      2,301   6.50% 2013 -- 2036................................     2,314
          8   7.00% 2029........................................         8
                                                                  --------
                                                                    12,219
                                                                  --------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.3%
        480   6.00% 2028 -- 2035................................       476
        121   6.50% 2028........................................       124

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- (CONTINUED)
$       556   7.50% 2035........................................  $    579
         55   8.00% 2029 -- 2030................................        60
                                                                  --------
                                                                     1,239
                                                                  --------
              Total U.S. government agencies
                (cost $14,802)..................................  $ 14,451
                                                                  --------
              Total long-term investments
                (cost $414,985).................................  $434,721
                                                                  --------
SHORT-TERM INVESTMENTS -- 16.7%
              FINANCE -- 2.3%
      1,350   HBOS Treasury Services plc,
                4.79%, 12-18-2006...............................  $  1,347
      1,160   Rabobank Nederland,
                4.19%, 8-28-2006................................     1,160
      1,350   Rabobank Nederland,
                4.75%, 12-18-2006...............................     1,347
      1,240   Wells Fargo Bank NA,
                4.00%, 7-24-2006................................     1,240
      1,240   Wells Fargo Bank NA,
                5.26%, 7-24-2006 (L)............................     1,240
      2,370   Westdeutsche Landesbank,
                3.97%, 7-17-2006................................     2,370
                                                                  --------
                                                                     8,704
                                                                  --------
              REPURCHASE AGREEMENTS--7.3 %
     10,498   Bank of America TriParty Joint Repurchase
                Agreement,
                5.24%, 7-3-2006.................................    10,498
      3,290   BNP Paribas TriParty Joint Repurchase Agreement,
                5.28%, 7-3-2006.................................     3,290
      8,069   Morgan Stanley TriParty Joint Repurchase
                Agreement,
                5.27%, 7-3-2006.................................     8,069
        457   UBS Securities LLC Joint Repurchase Agreement,
                5.05%, 7-3-2006.................................       457
      5,562   UBS Securities LLC Joint Repurchase Agreement,
                5.28%, 7-3-2006.................................     5,562
                                                                  --------
                                                                    27,876
                                                                  --------
              U.S. GOVERNMENT SECURITIES -- 0.4%
      1,525   US Treasury Bill,
                4.79%, 7-27-2006 (S)............................     1,520
                                                                  --------
                                                                   MARKET
  SHARES                                                          VALUE (W)
-----------                                                       ---------
              SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
              LENDING -- 6.7%
     25,348   Navigator Prime Portfolio.........................  $ 25,348
                                                                  --------
              Total short-term investments
                (cost $63,454)..................................  $ 63,448
                                                                  --------
              Total investments in securities
                (cost $478,439) (C).............................  $498,169
                                                                  ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 60.60% of total net assets at June 30, 2006.

  A The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $98,795, which represents 25.94% of total net assets.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian Dollar
      DKK  -- Denmark Krone
      EUR  -- EURO
      GBP  -- Britsh Pound
      JPY  -- Japanese Yen
      PLN  -- Polish Zloty
      MXP  -- Mexican Peso
      SGD  -- Singapore Dollar

  C At June 30, 2006, the cost of securities for federal income tax purposes was $479,218 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $26,428
      Unrealized depreciation.........................   (7,477)
                                                        -------
      Net unrealized appreciation.....................  $18,951
                                                        =======

  D  Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  I Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $15,572, which represents 4.09% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2006, the market value of these securities amounted to $616 or 0.16% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $95,736.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.

                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                         NUMBER OF                                                  APPRECIATION
DESCRIPTION                                              CONTRACTS         POSITION           EXPIRATION           (DEPRECIATION)
-----------                                              ---------         --------         --------------         --------------
5 Year U.S. Treasury Note futures contracts                 15              Short           September 2006             $   3
10 Year Japanese Bond futures contracts                      4              Short           September 2006                38
10 Year U.S. Treasury Note futures contracts                 5              Long            September 2006                 3
DJ EURO                                                     23              Short           September 2006               (72)
Eurex EURO-BOBL futures contracts                            9              Short           September 2006                 9
Eurex EURO-BUND futures contracts                           12              Long            September 2006                (9)
Eurex EURO-SCHATZ futures contracts                         29              Long            September 2006                (5)
FTSE 100 Index futures contracts                             9              Short           September 2006               (50)
Long Gilt futures contracts                                 10              Long            September 2006                17
S&P 500 Index futures contracts                             18              Short           September 2006               (30)
SPE SPI 200 Index futures contracts                          4              Short           September 2006               (23)
Topix Index                                                  7              Short           September 2006               (25)
                                                                                                                       -----
                                                                                                                       $(144)
                                                                                                                       =====

     These contracts had a market value of $7,819 as of June 30, 2006.

               FORWARD FOREIGN BONDS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                        MARKET        CONTRACT       DELIVERY       MATURITY        APPRECIATION
DESCRIPTION                           TRANSACTION        VALUE         AMOUNT          DATE           DATE         (DEPRECIATION)
-----------                           -----------       -------       --------       --------       --------       --------------
Australian Government, 6.00%             Sell           $ 1,515       $ 1,546        08/15/10       02/12/17            $ 31
Canadian Government, 5.50%               Sell            14,905        14,911        06/01/14       06/01/10               6
Japanese Government, 2.10%               Sell               946           946        03/20/07       09/20/25              --
Swedish Government, 5.25%                Sell             3,284         3,219        12/07/09       03/15/11             (65)
U.S. Treasury Notes, 5.375%              Sell               458           453        03/15/10       02/15/31              (5)
U.S. Treasury Notes, 4.375%              Sell               765           766        03/15/10       08/15/12               1
U.S. Treasury Notes, 3.375%              Sell             8,726         8,739        03/15/10       02/28/07              13
                                                                                                                        ----
                                                                                                                        $(19)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                  TRANSACTION          VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                  -----------         -------         --------         --------         --------------
Australian Dollar                                Buy             $ 2,002         $ 2,005          09/20/06             $  (3)
Australian Dollar                               Sell               4,661           4,631          09/20/06               (30)
British Pound                                    Buy               1,916           1,925          09/20/06                (9)
British Pound                                   Sell                 935             930          09/15/06                (5)
British Pound                                   Sell               2,853           2,857          09/20/06                 4
Canadian Dollar                                  Buy               5,672           5,722          09/20/06               (50)
Canadian Dollar                                 Sell               9,415           9,475          09/20/06                60
Chilian Peso                                     Buy               1,618           1,606          09/20/06                12
Chilian Peso                                    Sell               2,291           2,269          09/20/06               (22)
Chinese Yuan Renminbi                            Buy               2,327           2,322          08/14/06                 5
Chinese Yuan Renminbi                            Buy                 615             623          09/20/06                (8)
Chinese Yuan Renminbi                            Buy                 181             183          03/21/07                (2)
Chinese Yuan Renminbi                           Sell               2,327           2,341          08/14/06                14
Chinese Yuan Renminbi                           Sell                 615             617          09/20/06                 2
Chinese Yuan Renminbi                           Sell                 181             182          03/21/07                 1
Danish Krone                                    Sell                 732             739          09/20/06                 7
Euro                                             Buy               1,286           1,265          07/03/06                21
Euro                                             Buy                 874             864          07/03/06                10
Euro                                             Buy              28,737          28,520          09/20/06               217
Euro                                            Sell                 183             183          07/05/06                --
Euro                                            Sell               1,025           1,008          09/15/06               (17)
Euro                                            Sell              44,461          43,985          09/20/06              (476)
Israeli Shekel                                   Buy                 515             508          09/20/06                 7
Israeli Shekel                                  Sell                 173             170          09/20/06                (3)
Japanese Yen                                     Buy               4,032           4,050          09/20/06               (18)
Japanese Yen                                    Sell                 993           1,014          09/07/06                21
Japanese Yen                                    Sell              10,513          10,571          09/20/06                58
Mexican Peso                                     Buy                 869             863          09/20/06                 6
Mexican Peso                                    Sell               1,417           1,407          09/20/06               (10)
New Zealand Dollar                               Buy               1,849           1,901          09/20/06               (52)
New Zealand Dollar                              Sell               1,216           1,213          09/20/06                (3)
Norwegian Krone                                  Buy               3,574           3,564          09/20/06                10
Norwegian Krone                                 Sell               3,236           3,236          09/20/06                --
Poland Zloty                                     Buy                 681             669          09/20/06                12
Poland Zloty                                    Sell                 197             192          09/20/06                (5)
Singapore Dollar                                 Buy               5,797           5,754          09/20/06                43
Singapore Dollar                                Sell               2,638           2,626          09/20/06               (12)
Swedish Krona                                    Buy               3,858           3,830          09/20/06                28
Swedish Krona                                   Sell               1,755           1,754          09/20/06                (1)
Swiss Francs                                     Buy               5,896           5,862          09/20/06                34
Swiss Francs                                    Sell               7,073           7,035          09/20/06               (38)
                                                                                                                       -----
                                                                                                                       $(192)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
As of June 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Australia                                               1.4%
---------------------------------------------------------------
Austria                                                 0.6%
---------------------------------------------------------------
Belgium                                                 0.9%
---------------------------------------------------------------
Brazil                                                  0.8%
---------------------------------------------------------------
Canada                                                  6.2%
---------------------------------------------------------------
Cayman Islands                                          0.1%
---------------------------------------------------------------
Denmark                                                 0.2%
---------------------------------------------------------------
Finland                                                 0.1%
---------------------------------------------------------------
France                                                  4.8%
---------------------------------------------------------------
Germany                                                 7.6%
---------------------------------------------------------------
Greece                                                  0.7%
---------------------------------------------------------------
Ireland                                                 1.2%
---------------------------------------------------------------
Japan                                                  12.7%
---------------------------------------------------------------
Jersey Channel Isle                                     0.2%
---------------------------------------------------------------
Luxembourg                                              0.2%
---------------------------------------------------------------
Mexico                                                  2.2%
---------------------------------------------------------------
Netherlands                                             2.0%
---------------------------------------------------------------
Norway                                                  0.4%
---------------------------------------------------------------
Russia                                                  0.3%
---------------------------------------------------------------
Singapore                                               1.0%
---------------------------------------------------------------
South Korea                                             1.5%
---------------------------------------------------------------
Switzerland                                             1.9%
---------------------------------------------------------------
Taiwan                                                  0.6%
---------------------------------------------------------------
United Kingdom                                         12.4%
---------------------------------------------------------------
United States                                          54.1%
---------------------------------------------------------------
Short-Term Investments                                 16.7%
---------------------------------------------------------------
Other Assets & Liabilities                            (30.8)%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 95.5%
            COMMUNICATIONS EQUIPMENT -- 3.9%
     52     Powerwave Technologies, Inc. (D)..................   $   473
     37     Syniverse Holdings, Inc. (D)......................       541
                                                                 -------
                                                                   1,014
                                                                 -------
            INDUSTRIAL MACHINERY AND EQUIPMENT RENTAL AND LEASING -- 1.6%
    185     Westell Technologies, Inc. Class A (D)............       404
                                                                 -------
            INFORMATION -- OTHER INFORMATION SERVICES -- 2.8%
     36     AFK Sistema GDR (I)...............................       730
                                                                 -------
            OTHER TELECOMMUNICATIONS -- 24.3%
     78     Brasil Telecom S.A. ADR (G).......................       967
  1,286     China Telecom Corp. Ltd. (A)......................       416
     55     France Telecom S.A. (A)...........................     1,180
     24     Tele Norte Leste Participacoes S.A. ADR...........       305
     19     Telefonica S.A. ADR...............................       955
    135     Telenor ASA (A)...................................     1,631
     12     Telkom South Africa Ltd. ADR (D)..................       873
                                                                 -------
                                                                   6,327
                                                                 -------
            SEMICONDUCTOR, ELECTRONIC COMPONENT -- 1.0%
     --     Samsung Electronics Co., Ltd. (A).................       259
                                                                 -------
            SOFTWARE PUBLISHERS -- 6.3%
    184     KongZhong Corp. ADR (D)...........................     1,623
                                                                 -------
            TELECOMMUNICATION RESELLERS -- 0.1%
      2     Maroc Telecom S.A. (G)............................        25
                                                                 -------
            WIRED TELECOMMUNICATIONS CARRIERS -- 19.7%
     24     AT&T, Inc. .......................................       655
     21     Deutsche Telekom AG (A)...........................       344
     78     Neustar, Inc. (D).................................     2,622
     39     Philippine Long Distance Telephone Co. (A)........     1,341
     55     Telecom Italia S.p.A. (A).........................       142
                                                                 -------
                                                                   5,104
                                                                 -------
            WIRELESS COMMUNICATIONS SERVICES -- 13.4%
    317     Dobson Communications Corp. (D)...................     2,448
     31     FairPoint Communications, Inc. ...................       448
    213     Suncom Wireless Holdings, Inc. (D)................       320
     18     Vodafone..........................................       241
                                                                 -------
                                                                   3,457
                                                                 -------
            WIRELESS TELECOMMUNICATIONS CARRIERS -- 22.4%
     74     Citigroup Global Certificate -- Bharti
              Televentures (D) (I) (A)........................       600
      2     Embarq Corp. (D)..................................        96
     39     Mobile Telesystems OJSC ADR.......................     1,154
      9     Mobinil-Egyptian Mobile Service (A)...............       213

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            WIRELESS TELECOMMUNICATIONS CARRIERS -- (CONTINUED)
     90     MTN Group Ltd. (I) (A)............................   $   662
     47     Sprint Nextel Corp. ..............................       939
    118     Turkcell Iletisim Hizmet ADR......................     1,404
     16     Vimpel-Communications ADR (D).....................       724
                                                                 -------
                                                                   5,792
                                                                 -------
            Total common stock
              (cost $23,150)..................................   $24,735
                                                                 -------
PREFERRED STOCKS -- 3.6%
            OTHER TELECOMMUNICATIONS -- 3.6%
     47     Telemar Norte Leste S.A. .........................   $   924
                                                                 -------
            Total preferred stocks
              (cost $1,062)...................................   $   924
                                                                 -------
            Total long-term investments
              (cost $24,212)..................................   $25,659
                                                                 -------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 4.3%
            REPURCHASE AGREEMENTS -- 0.8%
 $   79     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................   $    79
     25     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................        25
     60     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................        60
      3     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         3
     42     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................        42
                                                                 -------
                                                                     209
                                                                 -------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 3.5%
    901     BNY Institutional Cash Reserve Fund...............       901
                                                                 -------
            Total short-term investments
              (cost $1,110)...................................   $ 1,110
                                                                 -------
            Total investments in securities
              (cost $25,322) (C)..............................   $26,769
                                                                 =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 58.31% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $6,575, which represents 25.41% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $25,331 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 3,751
      Unrealized depreciation.........................   (2,313)
                                                        -------
      Net unrealized appreciation.....................  $ 1,438
                                                        =======

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $1,330, which represents 5.14% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of June 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Brazil                                                  8.5%
---------------------------------------------------------------
China                                                   1.6%
---------------------------------------------------------------
Egypt                                                   1.8%
---------------------------------------------------------------
France                                                  4.6%
---------------------------------------------------------------
Germany                                                 1.3%
---------------------------------------------------------------
Italy                                                   0.5%
---------------------------------------------------------------
Luxembourg                                              2.3%
---------------------------------------------------------------
Morocco                                                 0.1%
---------------------------------------------------------------
Norway                                                  6.3%
---------------------------------------------------------------
Philippines                                             5.2%
---------------------------------------------------------------
Russia                                                  7.3%
---------------------------------------------------------------
South Africa                                            5.9%
---------------------------------------------------------------
South Korea                                             3.8%
---------------------------------------------------------------
Spain                                                   3.7%
---------------------------------------------------------------
Turkey                                                  5.4%
---------------------------------------------------------------
United States                                          40.8%
---------------------------------------------------------------
Short-Term Investments                                  4.3%
---------------------------------------------------------------
Other Assets & Liabilities                             (3.4)%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.0%
            COMMERCIAL BANKING -- 9.4%
      7     Canadian Imperial Bank of Commerce (G)............   $   482
     15     State Street Corp. ...............................       866
     19     UBS AG (A)........................................     2,130
                                                                 -------
                                                                   3,478
                                                                 -------
            CREDIT CARD ISSUING -- 2.7%
     42     Aeon Credit Service Co., Ltd. (A).................     1,010
                                                                 -------
            DEPOSITORY CREDIT BANKING -- 17.5%
     11     Banche Popolari Unite Scpa (A)....................       295
     32     Bank of America Corp. ............................     1,534
     12     Canadian Western Bank.............................       457
     31     Citigroup, Inc. ..................................     1,512
     25     Golden West Financial Corp. ......................     1,840
     12     Signature Bank (D)................................       402
      9     Webster Financial Corp. ..........................       413
                                                                 -------
                                                                   6,453
                                                                 -------
            INSURANCE CARRIERS -- 20.8%
     31     ACE Ltd. .........................................     1,569
     12     AMBAC Financial Group, Inc. ......................       973
     24     American International Group, Inc. ...............     1,417
     11     MBIA, Inc. .......................................       650
     17     Reinsurance Group of America, Inc. ...............       855
     32     St. Paul Travelers Cos., Inc. ....................     1,431
     43     UnumProvident Corp. ..............................       781
                                                                 -------
                                                                   7,676
                                                                 -------
            INTERNATIONAL TRADE FINANCING (FOREIGN BANKS) -- 28.2%
     22     ABN AMRO Holding N.V. (A).........................       613
    119     Banca Intesa S.p.A. (A)(G)........................       694
     74     Banco Bilbao Vizcaya Argentaria S.A. (A)..........     1,529
    146     Barclays plc (A)..................................     1,654
     60     Capitalia S.p.A. (A)..............................       494
     13     Commerzbank AG (A)................................       475
     21     Credit Suisse Group (A)...........................     1,190
      9     ING Groep N.V. (A)................................       369
     85     Shinsei Bank Ltd. (A).............................       539
     27     Shizuoka Bank Ltd. (A)(G).........................       291
    117     UniCredito Italiano S.p.A. (A)....................       915
     94     Westpac Banking Corp. (A)(G)......................     1,616
                                                                 -------
                                                                  10,379
                                                                 -------
            MONETARY AUTHORITIES -- CENTRAL BANK -- 2.6%
     --     Sumitomo Mitsui Financial Group, Inc. (A)(G)......       953
                                                                 -------
            NONDEPOSITORY CREDIT BANKING -- 5.1%
     16     Capital One Financial Corp........................     1,374
      9     Federal Home Loan Mortgage Corp...................       502
                                                                 -------
                                                                   1,876
                                                                 -------
            OTHER FINANCIAL INVESTMENT ACTIVITIES -- 1.6%
      2     Swiss Life Holding (A)............................       579
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            REAL ESTATE CREDIT (MORTGAGE BANKING) -- 2.0%
     19     Countrywide Financial Corp. ......................   $   727
                                                                 -------
            SECURITIES AND COMMODITY EXCHANGES -- 1.9%
      8     Euronext (A)(G)...................................       710
                                                                 -------
            SECURITIES, COMMODITIES AND BROKERAGE -- 6.2%
     19     E*Trade Financial Group (D).......................       436
      5     Gluskin Shef + Associates, Inc. (D) (I)...........        71
      5     Goldman Sachs Group, Inc. ........................       782
     15     Merrill Lynch & Co., Inc. ........................     1,016
                                                                 -------
                                                                   2,305
                                                                 -------
            Total common stock
              (cost $28,713)..................................   $36,146
                                                                 -------
SHORT-TERM INVESTMENTS -- 13.0%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 13.0%
  4,797     Navigator Prime Portfolio.........................   $ 4,797
                                                                 -------
            Total short-term investments
              (cost $4,797)...................................   $ 4,797
                                                                 -------
            Total investments in securities
              (cost $33,510) (C)..............................   $40,943
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 46.26% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $16,056, which represents 43.52% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $33,703 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation..........................  $7,530
      Unrealized depreciation..........................    (290)
                                                         ------
      Net unrealized appreciation......................  $7,240
                                                         ======

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $71, which represents 0.19% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
             DESCRIPTION                      TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
             -----------                      -----------         ------         --------         --------         --------------
Australian Dollar                                Sell              $34             $34            07/05/06             $  --
British Pound                                    Sell               35              35            07/05/06                --
Canadian Dollar                                  Sell               18              18            07/05/06                --
Canadian Dollar                                  Sell                1               1            07/14/06                --
Euro                                             Sell               95              95            07/05/06                --
Euro                                             Sell                8               8            07/05/06                --
Euro                                             Sell               15              15            07/05/06                --
Euro                                             Sell               10              10            07/05/06                --
Japanese Yen                                     Sell               23              23            07/05/06                --
Japanese Yen                                     Sell               33              33            07/05/06                --
Swiss Francs                                     Sell               12              12            07/05/06                --
Swiss Francs                                     Sell               69              69            07/05/06                --
                                                                                                                       -----
                                                                                                                       $  --
                                                                                                                       =====

DIVERSIFICATION BY COUNTRY
As of June 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Australia                                               4.4%
---------------------------------------------------------------
Canada                                                  2.7%
---------------------------------------------------------------
Germany                                                 1.3%
---------------------------------------------------------------
Italy                                                   6.5%
---------------------------------------------------------------
Japan                                                   7.6%
---------------------------------------------------------------
Netherlands                                             4.6%
---------------------------------------------------------------
Spain                                                   4.1%
---------------------------------------------------------------
Switzerland                                            10.6%
---------------------------------------------------------------
United Kingdom                                          4.5%
---------------------------------------------------------------
United States                                          51.7%
---------------------------------------------------------------
Short-Term Investments                                 13.0%
---------------------------------------------------------------
Other Assets & Liabilities                            (11.0)%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL HEALTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.4%
            AGENCIES, BROKERAGES, OTHER INSURANCE ACTIVITIES -- 0.6%
     42     Medco Health Solutions, Inc. (D)..................  $  2,406
                                                                --------
            BASIC CHEMICAL MANUFACTURING -- 0.7%
     67     Bayer AG (A)......................................     3,096
                                                                --------
            DRUGS & DRUGGISTS SUNDRIES WHOLESALERS -- 5.7%
    121     Cardinal Health, Inc. ............................     7,810
    334     McKesson Corp. ...................................    15,768
                                                                --------
                                                                  23,578
                                                                --------
            ELECTRICAL EQUIPMENT MANUFACTURING -- 0.9%
    133     Olympus Corp. (A) (G).............................     3,557
                                                                --------
            GENERAL MEDICAL AND SURGICAL HOSPITALS -- 1.5%
    106     Triad Hospitals, Inc. (D).........................     4,192
     41     Universal Health Services, Inc. Class B...........     2,051
                                                                --------
                                                                   6,243
                                                                --------
            HEALTH AND PERSONAL CARE STORES -- 2.1%
    284     CVS Corp. ........................................     8,728
                                                                --------
            INFORMATION -- OTHER INFORMATION SERVICES -- 0.4%
  1,030     iSOFT Group plc (A)...............................     1,468
                                                                --------
            INSURANCE CARRIERS -- 6.5%
    362     Aetna, Inc. ......................................    14,467
    275     UnitedHealth Group, Inc. .........................    12,332
                                                                --------
                                                                  26,799
                                                                --------
            MEDICAL EQUIPMENT & SUPPLIES MANUFACTURING -- 6.3%
    243     Baxter International, Inc. .......................     8,929
    171     Biomet, Inc. (G)..................................     5,341
    481     Boston Scientific Corp. (D).......................     8,100
    116     Terumo Corp. (A)..................................     3,858
                                                                --------
                                                                  26,228
                                                                --------
            NAVIGATE, MEASURE, CONTROL INSTRUMENTS -- 5.7%
    372     Bruker BioSciences Corp. (D) (G)..................     1,991
    456     Medtronic, Inc. ..................................    21,377
                                                                --------
                                                                  23,368
                                                                --------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- 57.2%
    523     Abbott Laboratories...............................    22,812
    222     Amgen, Inc. (D)...................................    14,501
    179     Amylin Pharmaceuticals, Inc. (D) (G)..............     8,847
     86     Array BioPharma, Inc. (D) (G).....................       740
    316     Astellas Pharma, Inc. (A).........................    11,631
    349     AstraZeneca plc ADR (G)...........................    20,889
    130     AtheroGenics, Inc. (D)(G).........................     1,695
     81     Barr Pharmaceuticals, Inc. (D)....................     3,849
    216     Bristol-Myers Squibb Co. .........................     5,588
    105     Cephalon, Inc. (D) (G)............................     6,311
    447     Cytokinetics, Inc. (D) (G)........................     2,808
    570     Daiichi Sankyo Co., Ltd. (A)......................    15,693
    338     Eisai Co., Ltd. (A)...............................    15,229

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            PHARMACEUTICAL & MEDICINE MANUFACTURING -- (CONTINUED)
    391     Elan Corp. plc ADR (D)............................  $  6,530
    169     Forest Laboratories, Inc. (D).....................     6,554
     62     Genzyme Corp. (D).................................     3,755
    107     Gilead Sciences, Inc. (D).........................     6,354
     74     Ipsen (A) (G).....................................     3,008
    155     Lilly (Eli) & Co. ................................     8,572
    302     MGI Pharma, Inc. (D) (G)..........................     6,497
    107     NPS Pharmaceuticals, Inc. (D) (G).................       523
    175     Sanofi-Aventis S.A. ADR (G).......................     8,538
    845     Schering-Plough Corp. (G).........................    16,071
     49     Schwarz Pharma AG (A) (G).........................     4,389
      3     Serono S.A. Class B (A) (G).......................     1,995
    765     Shionogi & Co., Ltd. (A) (G)......................    13,659
     73     Takeda Pharmaceutical Co., Ltd. (A)...............     4,525
    142     UCB S.A. (A)(G)...................................     7,706
    198     Vertex Pharmaceuticals, Inc. (D) (G)..............     7,258
                                                                --------
                                                                 236,527
                                                                --------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- 1.7%
    255     IMS Health, Inc. (G)..............................     6,847
                                                                --------
            SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES -- 10.1%
    405     Applera Corp. -- Celera Genomics Group (D) (G)....     5,248
    725     Ciphergen Biosystems, Inc. (D) (G)................       805
    202     CV Therapeutics, Inc. (D) (G).....................     2,816
    195     Exelixis, Inc. (D) (G)............................     1,963
    103     Genmab A/S (D) (A)................................     3,329
    440     Human Genome Sciences, Inc. (D) (G)...............     4,710
     81     ICOS Corp. (D) (G)................................     1,777
    276     Incyte Corp. (D) (G)..............................     1,271
    222     Medicines Co. (D) (G).............................     4,336
    911     Millennium Pharmaceuticals, Inc. (D) (G)..........     9,087
    200     Regeneron Pharmaceuticals, Inc. (D)...............     2,563
    204     Zymogenetics, Inc. (D) (G)........................     3,866
                                                                --------
                                                                  41,771
                                                                --------
            Total common stock
              (cost $360,885).................................  $410,616
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 22.5%
            REPURCHASE AGREEMENTS -- 0.6%
 $  912     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    912
    286     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       286
    701     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       701

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL HEALTH HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $   40     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $     40
    483     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       483
                                                                --------
                                                                   2,422
                                                                --------

SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 21.9%
 90,445     Navigator Prime Portfolio.........................    90,445
                                                                --------
            Total short-term investments
              (cost $92,867)..................................  $ 92,867
                                                                --------
            Total investments in securities
              (cost $453,752) (C).............................  $503,483
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 31.25% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $93,143, which represents 22.54% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $455,081 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 65,195
      Unrealized depreciation........................   (16,793)
                                                       --------
      Net unrealized appreciation....................  $ 48,402
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY COUNTRY
As of June 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Belgium                                                 1.9%
---------------------------------------------------------------
Denmark                                                 0.8%
---------------------------------------------------------------
France                                                  2.8%
---------------------------------------------------------------
Germany                                                 1.8%
---------------------------------------------------------------
Ireland                                                 1.6%
---------------------------------------------------------------
Japan                                                  16.5%
---------------------------------------------------------------
Switzerland                                             0.5%
---------------------------------------------------------------
United Kingdom                                          5.4%
---------------------------------------------------------------
United States                                          68.1%
---------------------------------------------------------------
Short-Term Investments                                 22.5%
---------------------------------------------------------------
Other Assets & Liabilities                            (21.9)%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                             MARKET
       SHARES                                                              VALUE (W)
--------------------                                                       ----------
 COMMON STOCK -- 99.6%
                       AUSTRIA -- 1.0%
           219         Erste Bank Der Oesterreichischen Sparkassen AG
                         (A)(G)..........................................  $   12,323
                                                                           ----------
                       BELGIUM -- 0.8%
            92         KBC Bankverzekeringsholdings (A)(G)...............       9,925
                                                                           ----------

                       BRAZIL -- 1.3%
           663         Companhia Vale do Rio Doce ADR (G)................      15,943
                                                                           ----------

                       CANADA -- 2.9%
           359         Cameco Corp. (G)..................................      14,353
           253         Suncor Energy, Inc. ..............................      20,499
                                                                           ----------
                                                                               34,852
                                                                           ----------

                       FRANCE -- 3.7%
           161         LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......      15,977
           287         Sanofi-Aventis S.A. (A)(G)........................      27,945
                                                                           ----------
                                                                               43,922
                                                                           ----------

                       GERMANY -- 3.0%
           566         Commerzbank AG (A)................................      20,527
            71         SAP AG ADR (A)....................................      14,961
                                                                           ----------
                                                                               35,488
                                                                           ----------

                       GREECE -- 1.1%
           351         Opap S.A. (A).....................................      12,744
                                                                           ----------

                       IRELAND -- 1.4%
           550         Elan Corp. plc ADR (D)............................       9,178
           151         Ryanair Holdings plc ADR (D)(G)...................       7,961
                                                                           ----------
                                                                               17,139
                                                                           ----------

                       JAPAN -- 12.4%
           422         Eisai Co., Ltd. (A)...............................      18,999
           463         JSR Corp. (A)(G)..................................      11,725
             1         Mitsubishi UFJ Financial Group, Inc. (A)..........      12,812
           109         Nintendo Co. Ltd. (A).............................      18,230
            37         ORIX Corp. (A)....................................       8,980
            32         Rakuten, Inc. (A)(G)..............................      19,219
         1,063         Sharp Corp. (A)...................................      16,805
         1,962         Shinsei Bank Ltd. (A).............................      12,435
           551         Sumitomo Realty & Development (A)(G)..............      13,596
           236         Tokyo Electron Ltd. (A)...........................      16,498
                                                                           ----------
                                                                              149,299
                                                                           ----------

                                                                             MARKET
       SHARES                                                              VALUE (W)
--------------------                                                       ----------
                       MEXICO -- 3.0%
           579         America Movil S.A. de C.V. ADR....................  $   19,241
           887         Grupo Televisa S.A. ADR...........................      17,124
                                                                           ----------
                                                                               36,365
                                                                           ----------

                       NETHERLANDS -- 3.2%
           861         ASML Holding N.V. (D)(A)..........................      17,419
           230         Euronext (A) (G)..................................      21,547
                                                                           ----------
                                                                               38,966
                                                                           ----------

                       SOUTH KOREA -- 2.5%
           405         Lotte Shopping Co. GDR (D)........................       7,751
            35         Samsung Electronics Co., Ltd. (A).................      22,144
                                                                           ----------
                                                                               29,895
                                                                           ----------

                       SWITZERLAND -- 3.5%
           102         Roche Holding AG (A)..............................      16,780
           233         UBS AG (A)........................................      25,504
                                                                           ----------
                                                                               42,284
                                                                           ----------

                       TAIWAN -- 1.0%
         1,892         Hon Hai Precision Industry Co., Ltd. (D) (A)......      11,681
                                                                           ----------

                       UNITED KINGDOM -- 12.4%
           375         AstraZeneca plc (A)...............................      22,564
           977         BHP Billiton plc (A)..............................      19,007
         5,027         Carphone Warehouse Group plc (A)..................      29,453
         5,803         EMI Group plc (A)(G)..............................      32,533
           359         Man Group plc (A).................................      16,904
           352         Reckitt Benckiser plc (A).........................      13,143
           627         Standard Chartered plc (A)........................      15,304
                                                                           ----------
                                                                              148,908
                                                                           ----------

                       UNITED STATES -- 46.4%
           528         Adobe Systems, Inc. (D)...........................      16,033
           726         American Tower Corp. Class A (D)..................      22,596
           232         Best Buy Co., Inc. ...............................      12,720
           261         Boeing Co. .......................................      21,362
           341         Celgene Corp. (D)(G)..............................      16,174
           929         Cisco Systems, Inc. (D)...........................      18,151
           442         Comcast Corp. Class A (D).........................      14,465
           562         Corning, Inc. (D).................................      13,602
           197         Danaher Corp. (G).................................      12,658
           535         E*Trade Financial Group (D).......................      12,216
           102         Fluor Corp. ......................................       9,470
           128         Goldman Sachs Group, Inc. ........................      19,210
            63         Google, Inc. (D)..................................      26,334
           184         Harrah's Entertainment, Inc. .....................      13,083
           358         Hewlett-Packard Co. ..............................      11,348
           464         Las Vegas Sands Corp. (D)(G)......................      36,135
           336         Marvell Technology Group Ltd. (D).................      14,873
           180         Monsanto Co. .....................................      15,179
         1,021         Motorola, Inc. ...................................      20,569
           555         Network Appliance, Inc. (D).......................      19,581
           233         Noble Corp. (G)...................................      17,318
           239         Qualcomm, Inc. ...................................       9,557
           323         SanDisk Corp. (D)(G)..............................      16,461
         1,115         Schering-Plough Corp. ............................      21,226
           354         Schlumberger Ltd. ................................      23,068
           243         SLM Corp. ........................................      12,854
           442         Sprint Nextel Corp. ..............................       8,844
           283         Starbucks Corp. (D)...............................      10,671
           337         Valero Energy Corp. ..............................      22,443
           674         Warner Music Group Corp. .........................      19,858

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                             MARKET
       SHARES                                                              VALUE (W)
--------------------                                                       ----------
COMMON STOCK -- (CONTINUED)
                       UNITED STATES -- (CONTINUED)
           186         Whole Foods Market, Inc. .........................  $   12,036
           387         Wyeth.............................................      17,164
           449         XTO Energy, Inc. .................................      19,882
                                                                           ----------
                                                                              557,141
                                                                           ----------
                       Total common stock
                         (cost $1,083,928)...............................  $1,196,875
                                                                           ----------

  PRINCIPAL
    AMOUNT
--------------------
 SHORT-TERM INVESTMENTS -- 10.7%
                       REPURCHASE AGREEMENTS -- 0.7%
      $  3,107         Bank of America TriParty Joint Repurchase
                         Agreement,
                         5.24%, 7-3-2006.................................  $    3,107
           974         BNP Paribas TriParty Joint Repurchase Agreement,
                         5.28%, 7-3-2006.................................         974
         2,388         Morgan Stanley TriParty Joint Repurchase
                         Agreement,
                         5.27%, 7-3-2006.................................       2,388
           136         UBS Securities LLC Joint Repurchase Agreement,
                         5.05%, 7-3-2006.................................         136
         1,646         UBS Securities LLC Joint Repurchase Agreement,
                         5.28%, 7-3-2006.................................       1,646
                                                                           ----------
                                                                                8,251
                                                                           ----------

                                                                           MARKET
    SHARES                                                                 VALUE (W)
--------------------                                                       ----------

                       SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
                       LENDING -- 10.0%
       120,273         Navigator Prime Portfolio.........................  $  120,273
                                                                           ----------
                       Total short-term investments
                         (cost $128,524).................................  $  128,524
                                                                           ----------
                       Total investments in securities
                         (cost $1,212,452) (C)...........................  $1,325,399
                                                                           ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 53.22% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $527,684, which represents 43.90% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,216,119 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $138,809
      Unrealized depreciation........................   (29,529)
                                                       --------
      Net unrealized appreciation....................  $109,280
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                              Buy             $2,694          $2,663          07/03/06              $31
Euro                                             Sell               938              938          07/05/06               --
                                                                                                                        ---
                                                                                                                        $31
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                         5.1%
---------------------------------------------------------------
Capital Goods                                           1.8%
---------------------------------------------------------------
Consumer Cyclical                                       8.9%
---------------------------------------------------------------
Consumer Staples                                        1.1%
---------------------------------------------------------------
Energy                                                  8.6%
---------------------------------------------------------------
Finance                                                17.7%
---------------------------------------------------------------
Health Care                                            13.7%
---------------------------------------------------------------
Services                                               14.2%
---------------------------------------------------------------
Technology                                             27.8%
---------------------------------------------------------------
Transportation                                          0.7%
---------------------------------------------------------------
Short-Term Investments                                 10.7%
---------------------------------------------------------------
Other Assets & Liabilities                            (10.3)%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.9%
            AUDIO AND VIDEO EQUIPMENT -- 1.0%
     33     Sony Corp. (A)....................................  $  1,473
                                                                --------
            BUSINESS SUPPORT SERVICES -- 1.1%
     42     Iron Mountain, Inc. (D)...........................     1,574
                                                                --------
            COMMUNICATIONS EQUIPMENT -- 6.4%
    155     Motorola, Inc. ...................................     3,121
     65     Polycom, Inc. (D).................................     1,425
    112     Qualcomm, Inc. ...................................     4,496
                                                                --------
                                                                   9,042
                                                                --------
            COMPUTER AND PERIPHERAL -- 21.0%
     59     Dell, Inc. (D)....................................     1,435
    281     EMC Corp. (D).....................................     3,085
    248     Hewlett-Packard Co. ..............................     7,850
    882     Hon Hai Precision Industry Co., Ltd. (D) (A)......     5,444
    195     Integrated Device Technology, Inc. (D)............     2,765
     27     International Business Machines Corp. ............     2,082
     74     Network Appliance, Inc. (D).......................     2,626
    112     Seagate Technology................................     2,533
     89     Western Digital Corp. (D).........................     1,761
                                                                --------
                                                                  29,581
                                                                --------
            DATA PROCESSING SERVICES -- 3.7%
    116     First Data Corp. .................................     5,229
                                                                --------
            ELECTRICAL EQUIPMENT MANUFACTURING -- COMPONENT OTHER -- 4.3%
    250     Corning, Inc. (D).................................     6,050
                                                                --------
            EMPLOYMENT SERVICES -- 1.8%
     40     Manpower, Inc. ...................................     2,558
                                                                --------
            MACHINERY MANUFACTURING -- INDUSTRIAL
            MACHINERY -- 6.0%
     87     KLA-Tencor Corp. .................................     3,617
    105     Lam Research Corp. (D)............................     4,909
                                                                --------
                                                                   8,526
                                                                --------
            MANAGEMENT, SCIENTIFIC, AND TECHNOLOGY CONSULTING
            SERVICES -- 2.9%
    110     Accenture Ltd. Class A............................     3,121
     22     Monster Worldwide, Inc. (D).......................       943
                                                                --------
                                                                   4,064
                                                                --------
            NAVIGATE, MEASURE, CONTROL INSTRUMENTS -- 1.9%
     25     Garmin Ltd. ......................................     2,647
                                                                --------
            ON LINE INFORMATION SERVICES -- 4.4%
     15     Google, Inc. (D)..................................     6,164
                                                                --------
            OTHER SERVICES -- OTHER PERSONAL SERVICES -- 0.8%
     28     Tata Consultancy Services Ltd. Warrants (D) (I)...     1,059
                                                                --------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- 10.3%
     37     Autodesk, Inc. (D)................................     1,282
     73     Automatic Data Processing, Inc. ..................     3,306

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            PROFESSIONAL SERVICES -- COMPUTER SYSTEM DESIGN &
            RELATED -- (CONTINUED)
    135     BISYS Group, Inc. (D).............................  $  1,844
     63     DST Systems, Inc. (D).............................     3,772
  1,031     Sun Microsystems, Inc. (D)........................     4,280
                                                                --------
                                                                  14,484
                                                                --------
            RETAIL -- ELECTRONIC SHOPPING AND MAIL-ORDER HOUSES -- 0.9%
     45     eBay, Inc. (D)....................................     1,330
                                                                --------
            SEMICONDUCTOR, ELECTRONIC COMPONENT -- 18.7%
    188     Altera Corp. (D)..................................     3,292
     52     International Rectifier Corp. (D).................     2,017
     62     Jabil Circuit, Inc. ..............................     1,587
     97     Marvell Technology Group Ltd. (D).................     4,278
     27     MEMC Electronic Materials, Inc. (D)...............     1,005
    246     PMC -- Sierra, Inc. (D)...........................     2,316
    129     QLogic Corp. (D)..................................     2,227
     10     Samsung Electronics Co., Ltd. (A).................     6,140
     79     S.O.I. TEC, S.A. (D) (A)..........................     2,326
     62     Trident Microsystems, Inc. (D)....................     1,171
                                                                --------
                                                                  26,359
                                                                --------
            SOFTWARE PUBLISHERS -- 12.6%
    139     Activision, Inc. (D)..............................     1,583
     84     Adobe Systems, Inc. (D)...........................     2,547
     79     Compuware Corp. (D)...............................       529
     83     Electronic Arts, Inc. (D).........................     3,577
     44     Mercury Interactive Corp. (D).....................     1,549
    221     Microsoft Corp. ..................................     5,153
     69     Red Hat, Inc. (D)(G)..............................     1,608
     47     Salesforce.com, Inc. (D)..........................     1,242
                                                                --------
                                                                  17,788
                                                                --------
            WIRELESS COMMUNICATIONS SERVICES -- 1.1%
    301     Sonus Networks, Inc. (D)..........................     1,489
                                                                --------
            Total common stock
              (cost $133,594).................................  $139,417
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 1.1%
            REPURCHASE AGREEMENTS -- 0.1%
 $   62     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $     62
     19     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................        19
     48     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................        48
      3     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         3

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $   33     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................  $     33
                                                                --------
                                                                     165
                                                                --------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.0%
  1,440     BNY Institutional Cash Reserve Fund...............     1,440
                                                                --------
            Total short-term investments
              (cost $1,605)...................................  $  1,605
                                                                --------
            Total investments in securities
              (cost $135,199) (C).............................  $141,022
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.66% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $15,383, which represents 10.91% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $136,177 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $13,568
      Unrealized depreciation.........................   (8,723)
                                                        -------
      Net unrealized appreciation.....................  $ 4,845
                                                        =======

  (D)Currently non-income producing.
 (G) Security is partially on loan at June 30, 2006.
  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $1,059, which represents 0.75% of total net assets.
  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
                DESCRIPTION                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
                -----------                   -----------         ------         --------         --------         --------------
Euro                                              Buy              $96             $95            07/03/06               $1
Euro                                              Buy               55              54            07/03/06                1
Euro                                              Buy               74              74            07/05/06               --
                                                                                                                         --
                                                                                                                         $2
                                                                                                                         ==

DIVERSIFICATION BY COUNTRY
As of June 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
France                                                  1.6%
---------------------------------------------------------------
Japan                                                   1.0%
---------------------------------------------------------------
Luxembourg                                              0.8%
---------------------------------------------------------------
South Korea                                             4.2%
---------------------------------------------------------------
Taiwan                                                  3.9%
---------------------------------------------------------------
United States                                          87.4%
---------------------------------------------------------------
Short-Term Investments                                  1.1%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.0%
            BASIC MATERIALS -- 3.6%
    350     Cameco Corp. .....................................  $ 13,993
    128     Companhia Vale do Rio Doce ADR....................     3,074
     56     Peabody Energy Corp. .............................     3,136
                                                                --------
                                                                  20,203
                                                                --------
            CAPITAL GOODS -- 4.1%
    283     Boeing Co. .......................................    23,158
                                                                --------
            CONSUMER CYCLICAL -- 1.1%
     96     Whole Foods Market, Inc. .........................     6,223
                                                                --------
            ENERGY -- 3.0%
    156     Halliburton Co. ..................................    11,598
    106     Petro-Canada......................................     5,035
                                                                --------
                                                                  16,633
                                                                --------
            FINANCE -- 20.4%
     36     Chicago Mercantile Exchange Holdings, Inc. .......    17,539
    397     Commerce Bancorp, Inc. ...........................    14,143
    189     Countrywide Financial Corp. ......................     7,201
    185     Franklin Resources, Inc. .........................    16,042
     54     Legg Mason, Inc. .................................     5,353
    309     Nasdaq Stock Market, Inc. (D).....................     9,249
    201     Progressive Corp. ................................     5,178
    171     UBS AG............................................    18,713
    473     UnitedHealth Group, Inc. .........................    21,195
                                                                --------
                                                                 114,613
                                                                --------
            HEALTH CARE -- 13.9%
    124     Amgen, Inc. (D)...................................     8,097
    401     AstraZeneca plc ADR...............................    23,999
    228     Elan Corp. plc ADR (D)............................     3,803
     57     Genzyme Corp. (D).................................     3,463
     97     Gilead Sciences, Inc. (D).........................     5,717
    327     Sanofi-Aventis S.A. ADR...........................    15,945
    773     Schering-Plough Corp. ............................    14,714
     68     Vertex Pharmaceuticals, Inc. (D)..................     2,512
                                                                --------
                                                                  78,250
                                                                --------
            SERVICES -- 16.6%
    268     Autodesk, Inc. (D)................................     9,244
     28     Corporate Executive Board Co. ....................     2,807
    171     Equifax, Inc. ....................................     5,857
    146     Fluor Corp. ......................................    13,540
     27     Las Vegas Sands Corp. (D).........................     2,071
     43     Manpower, Inc. ...................................     2,804
     69     Monster Worldwide, Inc. (D).......................     2,932
    129     Moody's Corp. ....................................     7,044
    147     Sap AG ADR........................................     7,714
    186     Starwood Hotels & Resorts.........................    11,203
    162     United Parcel Service, Inc. Class B...............    13,362
    128     Viacom, Inc. Class B (D)..........................     4,600
    340     Walt Disney Co. ..................................    10,204
                                                                --------
                                                                  93,382
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- 31.8%
    395     Adobe Systems, Inc. (D)...........................  $ 12,001
    162     America Movil S.A. de C.V. ADR....................     5,403
    195     American Tower Corp. Class A (D)..................     6,063
    149     Apple Computer, Inc. (D)..........................     8,509
    743     Cisco Systems, Inc. (D)...........................    14,512
    162     Danaher Corp. ....................................    10,444
     32     Garmin Ltd. ......................................     3,337
    274     General Electric Co. .............................     9,027
     45     Google, Inc. (D)..................................    18,752
    136     Hewlett-Packard Co. ..............................     4,297
    163     Linear Technology Corp. ..........................     5,464
    268     Marvell Technology Group Ltd. (D).................    11,867
    517     Medtronic, Inc. ..................................    24,246
    671     Network Appliance, Inc. (D).......................    23,679
    229     Qualcomm, Inc. ...................................     9,166
    154     SanDisk Corp. (D).................................     7,834
    116     TomTom N.V. (D) (A)...............................     4,528
                                                                --------
                                                                 179,129
                                                                --------
            TRANSPORTATION -- 3.1%
    268     General Dynamics Corp. ...........................    17,534
                                                                --------
            UTILITIES -- 1.4%
    136     TXU Corp. ........................................     8,154
                                                                --------
            Total common stock
              (cost $535,865).................................  $557,279
                                                                --------
SHORT-TERM INVESTMENTS -- 2.2%
            FINANCE -- 2.2%
  4,701     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $  4,701
  1,473     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     1,473
  3,613     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................     3,613
    205     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................       205
  2,491     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     2,491
                                                                --------
            Total short-term investments
              (cost $12,483)..................................  $ 12,483
                                                                --------
            Total investments in securities
              (cost $548,348) (C).............................  $569,762
                                                                ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.16% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $4,528, which represents 0.80% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $548,400 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 54,251
      Unrealized depreciation........................   (32,889)
                                                       --------
      Net unrealized appreciation....................  $ 21,362
                                                       ========

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.3%
            BASIC MATERIALS -- 3.0%
     212    Cameco Corp. (G)..................................  $    8,482
     420    Jarden Corp. (D) (G)..............................      12,775
     831    Urasia Energy Ltd. (D)............................       2,084
     129    Wacker Chemie AG (D) (G)..........................      13,696
                                                                ----------
                                                                    37,037
                                                                ----------
            CAPITAL GOODS -- 2.0%
     178    Boeing Co. .......................................      14,580
     195    Joy Global, Inc. .................................      10,147
                                                                ----------
                                                                    24,727
                                                                ----------
            CONSUMER CYCLICAL -- 9.6%
     142    Altria Group, Inc. ...............................      10,420
     416    California Pizza Kitchen, Inc. (D)................      11,423
     183    GameStop Corp. Class A (D) (G)....................       7,691
     151    GameStop Corp. Class B (D)........................       5,175
     303    Kohl's Corp. (D) (G)..............................      17,896
      88    Nintendo Co. Ltd. (A).............................      14,853
     154    Panera Bread Co. Class A (D)......................      10,328
     471    Tiffany & Co. ....................................      15,536
     229    Wal-Mart Stores, Inc. ............................      11,036
     445    Williams-Sonoma, Inc. ............................      15,162
                                                                ----------
                                                                   119,520
                                                                ----------
            ENERGY -- 2.6%
     168    Chesapeake Energy Corp. (G).......................       5,094
     197    Chevron Corp. ....................................      12,195
     232    ConocoPhillips....................................      15,183
                                                                ----------
                                                                    32,472
                                                                ----------
            FINANCE -- 5.6%
     318    Citigroup, Inc. ..................................      15,340
     535    Nasdaq Stock Market, Inc. (D).....................      15,985
     347    Nuveen Investments, Inc. Class A..................      14,947
     180    State Street Corp. ...............................      10,462
     118    UBS AG............................................      12,923
                                                                ----------
                                                                    69,657
                                                                ----------
            HEALTH CARE -- 19.8%
     289    Alkermes, Inc. (D)................................       5,458
     267    Amylin Pharmaceuticals, Inc. (D) (G)..............      13,162
     323    Astellas Pharma, Inc. (A).........................      11,870
     205    AstraZeneca plc ADR...............................      12,233
     205    AtheroGenics, Inc. (D) (G)........................       2,674
     478    Auxilium Pharmaceuticals, Inc. (D) (G)............       3,720
     592    Bristol-Myers Squibb Co. .........................      15,296
     265    Cephalon, Inc. (D) (G)............................      15,896
     181    Covance, Inc. (D).................................      11,105
     458    Digene Corp. (D)..................................      17,749
     244    Eisai Co., Ltd. (A)...............................      10,991
     578    Elan Corp. plc ADR (D) (G)........................       9,648
     195    Eli Lilly & Co. ..................................      10,794
     154    Encysive Pharmaceuticals, Inc. (D)................       1,064
     307    Forest Laboratories, Inc. (D).....................      11,893
     168    ICOS Corp. (D) (G)................................       3,683
     284    Kissei Pharmaceutical Co., Ltd. (A) (G)...........       5,265

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     467    Kyphon, Inc. (D) (G)..............................  $   17,899
     218    Medicines Co. (D).................................       4,256
     381    Millennium Pharmaceuticals, Inc. (D)..............       3,801
     322    Pharmaceutical Product Development, Inc. .........      11,291
   1,203    Schering-Plough Corp. ............................      22,891
     896    Shionogi & Co., Ltd. (A)..........................      15,998
     192    Vertex Pharmaceuticals, Inc. (D) (G)..............       7,052
                                                                ----------
                                                                   245,689
                                                                ----------
            SERVICES -- 13.3%
     601    Accenture Ltd. Class A............................      17,012
     123    Accor SA (A)......................................       7,486
     426    Bankrate, Inc. (D) (G)............................      16,101
     420    Comcast Corp. Class A (D).........................      13,738
     492    DreamWorks Animation SKG, Inc. (D)................      11,260
      52    Focus Media Holding Ltd. ADR (D)..................       3,362
   2,330    Sirius Satellite Radio, Inc. (D) (G)..............      11,066
     204    Starwood Hotels & Resorts.........................      12,315
     193    Stericycle, Inc. (D)..............................      12,532
     385    Tetra Technologies, Inc. (D)......................       6,826
     198    United Parcel Service, Inc. Class B...............      16,285
     325    Viacom, Inc. Class B (D) (G)......................      11,641
     724    Walt Disney Co. ..................................      21,711
     282    XM Satellite Radio Holdings, Inc. Class A (D).....       4,131
                                                                ----------
                                                                   165,466
                                                                ----------
            TECHNOLOGY -- 36.5%
   1,475    Activision, Inc. (D)..............................      16,786
     590    Adobe Systems, Inc. (D)...........................      17,925
     309    Amdocs Ltd. (D)...................................      11,320
     479    American Tower Corp. Class A (D)..................      14,916
      62    Analogic Corp. ...................................       2,894
     607    Cisco Systems, Inc. (D)...........................      11,857
     485    Cognos, Inc. (D)..................................      13,784
     691    Corning, Inc. (D).................................      16,718
     425    Cree, Inc. (D) (G)................................      10,105
     314    CSR plc (D) (A)...................................       7,308
     314    Energy Conversion Devices (D) (G).................      11,439
     991    Evergreen Solar, Inc. (G).........................      12,863
     311    First Data Corp. .................................      14,025
     217    Garmin Ltd. (G)...................................      22,923
      29    Google, Inc. (D)..................................      12,328
     476    Hewlett-Packard Co. ..............................      15,092
     984    Integrated Device Technology, Inc. (D)............      13,950
     499    International Rectifier Corp. (D) (G).............      19,505
     135    Leap Wireless International, Inc. (D).............       6,415
     437    Linear Technology Corp. ..........................      14,649
     354    Marvell Technology Group Ltd. (D).................      15,706
     551    Medtronic, Inc. ..................................      25,867
   1,963    Move, Inc. (D)....................................      10,755
     873    Network Appliance, Inc. (D).......................      30,824
     879    O2Micro International ADR (D).....................       6,763
     872    Oracle Corp. (D)..................................      12,629
     409    Qualcomm, Inc. ...................................      16,397
     477    Redback Networks, Inc. (D)........................       8,756
     200    Rockwell Collins, Inc. ...........................      11,157

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     406    TomTom N.V. (A) (D) (G)...........................  $   15,780
     752    Verifone Holdings, Inc. (D) (G)...................      22,915
     302    Verint Systems, Inc. (D)..........................       8,807
                                                                ----------
                                                                   453,158
                                                                ----------
            TRANSPORTATION -- 1.7%
     600    GOL Linhas Aereas Inteligentes S.A. ADR (G).......      21,289
                                                                ----------
            UTILITIES -- 4.2%
     717    Suntech Power Holdings ADR (D) (G)................      20,258
     288    TXU Corp. ........................................      17,214
     287    Veolia Environnment S.A. (A) (G)..................      14,792
                                                                ----------
                                                                    52,264
                                                                ----------
            Total common stock
              (cost $1,143,070)...............................  $1,221,279
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 20.2%
            REPURCHASE AGREEMENTS -- 0.6%
$  2,975    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    2,975
     932    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................         932
   2,287    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       2,287

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
$    130    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $      130
   1,576    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       1,576
                                                                ----------
                                                                     7,900
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 19.6%
 243,684    BNY Institutional Cash Reserve Fund...............     243,684
                                                                ----------
            Total short-term investments
              (cost $251,584).................................  $  251,584
                                                                ----------
            Total investments in securities
              (cost $1,394,654) (C)...........................  $1,472,863
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.88% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $104,343, which represents 8.40% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,395,436 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $135,096
      Unrealized depreciation........................   (57,669)
                                                       --------
      Net unrealized appreciation....................  $ 77,427
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
British Pound                                    Sell             $ 785           $  772          07/03/06             $ (13)
British Pound                                    Sell             1,913            1,873          07/05/06               (40)
British Pound                                    Sell             1,482            1,481          07/05/06                (1)
Canadian Dollar                                  Sell                52               52          07/05/06                --
Euro                                             Sell             7,941            7,797          07/19/06              (144)
Japanese Yen                                     Sell               219              215          07/03/06                (4)
                                                                                                                       -----
                                                                                                                       $(202)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.1%
              TRANSPORTATION -- 2.1%
$     1,701   American Airlines, Inc.,
                7.38%, 5-23-2019................................  $  1,557
      1,446   Continental Airlines, Inc.,
                6.80%, 8-2-2018.................................     1,364
      3,121   Continental Airlines, Inc.,
                7.37%, 12-15-2015...............................     2,972
      3,660   Continental Airlines, Inc.,
                7.57%, 12-1-2006 (G)............................     3,651
      2,278   Continental Airlines, Inc.,
                8.39%, 11-1-2020................................     2,219
      2,943   Delta Air Lines,
                7.38%, 5-18-2010 (F)............................     2,946
                                                                  --------
              Total asset & commercial mortgage backed
                securities
                (cost $14,677)..................................  $ 14,709
                                                                  --------
CORPORATE BONDS: INVESTMENT GRADE -- 1.6%
              FINANCE -- 1.0%
      1,780   Kazkommerts International B.V.,
                7.875%, 4-7-2014 (I)............................  $  1,749
      1,430   Kazkommerts International B.V.,
                8.00%, 11-3-2015 (I)............................     1,387
      4,150   TuranAlem Finance B.V.,
                8.00%, 3-24-2014................................     3,953
                                                                  --------
                                                                     7,089
                                                                  --------
              TRANSPORTATION -- 0.6%
      3,875   Royal Caribbean Cruises Ltd.,
                7.00%, 6-15-2013................................     3,840
                                                                  --------
              Total corporate bonds: investment grade
                (cost $11,387)..................................  $ 10,929
                                                                  --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 89.3%
              BASIC MATERIALS -- 11.8%
      4,039   Abitibi-Consolidated, Inc.,
                7.75%, 6-15-2011 (G)............................  $  3,706
      1,385   Ainsworth Lumber,
                9.25%, 10-1-2010 (L)(G).........................     1,330
        720   Arco Chemical Co.,
                10.25%, 11-1-2010...............................       792
          2   Asia Aluminum Holdings Ltd.,
                8.00%, 12-23-2011 (I) (G).......................         2
      1,485   Boise Cascade LLC,
                7.125%, 10-15-2014 (G)..........................     1,314
      3,180   Bowater, Inc.,
                8.33%, 3-15-2010 (L)............................     3,180
      5,740   Cascades, Inc.,
                7.25%, 2-15-2013 (G)............................     5,309
      2,000   Chaparral Steel Co.,
                10.00%, 7-15-2013...............................     2,180
      3,570   Clarke American Corp.,
                11.75%, 12-15-2013..............................     3,677
      3,165   Crown Americas, Inc.,
                7.75%, 11-15-2015 (I)...........................     3,118

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              BASIC MATERIALS -- (CONTINUED)
$     1,650   Crown Cork & Seal Co., Inc.,
                8.00%, 4-15-2023................................  $  1,522
      3,400   Domtar, Inc.,
                7.125%, 8-1-2015 (G)............................     2,958
      5,880   Equistar Chemicals L.P.,
                8.75%, 2-15-2009 (G)............................     6,071
      7,195   Goodyear Tire & Rubber Co.,
                11.25%, 3-1-2011................................     7,897
      1,710   Graham Packaging Co.,
                9.875%, 10-15-2014 (G)..........................     1,693
EUR     127   Huntsman International LLC,
                10.125%, 7-1-2009...............................       165
EUR   3,565   Huntsman International LLC,
                9.875%, 3-1-2009................................     3,708
      2,923   Koppers, Inc.,
                9.875%, 10-15-2013..............................     3,135
EUR   3,250   Nalco Co.,
                7.75%, 11-15-2011...............................     4,313
      2,150   Nova Chemicals Corp.,
                8.40%, 11-15-2013 (L)...........................     2,134
      2,945   Novelis, Inc.,
                8.00%, 2-15-2015 (I) (G)........................     2,827
      2,415   Owens-Brockway Glass Container, Inc.,
                8.875%, 2-15-2009...............................     2,487
      2,000   Plastipak Holdings, Inc.,
                8.50%, 12-15-2015 (I)...........................     2,000
      2,145   Ply Gem Industries, Inc.,
                9.00%, 2-15-2012................................     1,952
      3,450   PolyOne Corp.,
                8.875%, 5-1-2012 (G)............................     3,463
      1,350   Potlatch Corp.,
                13.00%, 12-1-2009...............................     1,578
      1,052   Rockwood Specialties Group,
                10.625%, 5-15-2011..............................     1,124
      2,835   Rockwood Specialties Group,
                7.50%, 11-15-2014...............................     2,778
      1,900   Stone Container Corp.,
                8.375%, 7-1-2012................................     1,796
      1,690   Tornox Worldwide/Finance,
                9.50%, 12-1-2012 (I)............................     1,741
      1,720   U.S Concrete,
                8.375%, 4-1-2014 (I)............................     1,690
                                                                  --------
                                                                    81,640
                                                                  --------
              CAPITAL GOODS -- 1.2%
      2,845   Bombardier, Inc.,
                6.30%, 5-1-2014 (I).............................     2,475
      2,000   Bombardier, Inc.,
                6.75%, 5-1-2012 (I).............................     1,840
        770   L-3 Communications Corp.,
                3.00%, 8-1-2035 (G).............................       751
      1,800   Xerox Capital Trust I,
                8.00%, 2-1-2027.................................     1,807
      1,445   Xerox Corp.,
                9.75%, 1-15-2009................................     1,543
                                                                  --------
                                                                     8,416
                                                                  --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
              CONSUMER CYCLICAL -- 13.8%
$     1,800   Accuride Corp.,
                8.50%, 2-1-2015.................................  $  1,728
      2,100   Albertson's Inc.,
                7.25%, 5-1-2013 (G).............................     1,998
      1,190   Amerigas Partners L.P.,
                7.125%, 5-20-2016...............................     1,116
      2,155   Amerigas Partners L.P.,
                7.25%, 5-20-2015................................     2,036
      5,680   Arvinmeritor, Inc.,
                8.75%, 3-1-2012 (G).............................     5,538
      3,600   Asbury Automotive Group,
                9.00%, 6-15-2012................................     3,564
      1,840   Autonation, Inc.,
                7.05%, 4-15-2013 (I) (L)........................     1,831
      2,810   Brown Shoe Co., Inc.,
                8.75%, 5-1-2012.................................     2,887
      2,100   Builders Firstsource, Inc.,
                9.42%, 2-15-2012 (L)............................     2,152
      3,615   Delhaize America, Inc.,
                8.125%, 4-15-2011 (G)...........................     3,802
      4,000   Ford Capital B.V.,
                9.50%, 6-1-2010.................................     3,620
      9,080   Ford Motor Credit Co.,
                7.45%, 7-16-2031 (G)............................     6,560
      6,450   General Motors Corp.,
                6.375%, 5-1-2008 (G)............................     6,144
      2,295   GSC Holdings Corp.,
                8.00%, 10-1-2012 (G)............................     2,295
      2,600   Inergy L.P.,
                8.25%, 3-1-2016.................................     2,626
      1,645   Ingles Markets, Inc.,
                8.875%, 12-1-2011...............................     1,721
      1,220   Interline Brands, Inc.,
                8.125%, 6-15-2014...............................     1,217
      1,875   K. Hovnanian Enterprises, Inc.,
                6.25%, 1-15-2015 (G)............................     1,643
      2,300   Levi Strauss & Co.,
                9.75%, 1-15-2015................................     2,300
      4,065   Neiman Marcus Group, Inc.,
                10.375%, 10-15-2015 (I) (G).....................     4,319
      3,120   NPC International, Inc.,
                9.50%, 5-1-2014 (I) (G).........................     3,019
      2,160   Perry Ellis International, Inc.,
                8.875%, 9-15-2013...............................     2,117
      3,695   Phillips Van-Heusen Corp.,
                7.75%, 11-15-2023...............................     3,686
      2,380   Rexnord Corp.,
                10.125%, 12-15-2012.............................     2,635
      3,640   SGS International, Inc.,
                12.00%, 12-15-2013 (I)..........................     3,640
      2,435   Stater Brothers Holdings, Inc.,
                8.125%, 6-15-2012 (G)...........................     2,405
      1,740   Technical Olympic USA, Inc.,
                10.375%, 7-1-2012...............................     1,670

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
              CONSUMER CYCLICAL -- (CONTINUED)
$     3,175   Technical Olympic USA, Inc.,
                9.00%, 7-1-2010 (G).............................  $  3,088
      5,090   Tenneco Automotive, Inc.,
                8.625%, 11-15-2014 (G)..........................     5,077
      3,241   TRW Automotive, Inc.,
                9.375%, 2-15-2013...............................     3,444
      5,545   United Auto Group, Inc.,
                9.625%, 3-15-2012...............................     5,795
                                                                  --------
                                                                    95,673
                                                                  --------
              CONSUMER STAPLES -- 1.8%
      1,700   Del Laboratories, Inc.,
                10.15%, 11-1-2011 (I) (L).......................     1,743
      4,505   Dole Food Co., Inc.,
                8.625%, 5-1-2009................................     4,302
      1,495   Nutro Products, Inc.,
                9.23%, 10-15-2013 (I) (L).......................     1,523
      1,970   Nutro Products, Inc.,
                10.75%, 4-15-2014 (I) (M).......................     2,027
      1,915   Pierre Foods, Inc.,
                9.875%, 7-15-2012...............................     1,949
        700   Pinnacle Foods Holdings,
                8.25%, 12-1-2013................................       688
                                                                  --------
                                                                    12,232
                                                                  --------
              ENERGY -- 3.3%
      1,339   Chesapeake Energy Corp.,
                2.75%, 11-15-2035 (I) (G).......................     1,372
      1,735   Chesapeake Energy Corp.,
                6.625%, 1-15-2016...............................     1,614
      3,625   Colorado Interstate Gas,
                6.80%, 11-15-2015...............................     3,494
      5,420   Comstock Resources, Inc.,
                6.875%, 3-1-2012................................     5,061
      3,570   Encore Acquisition Co.,
                7.25%, 12-1-2017................................     3,427
      1,897   Ferrell Gas Partners L.P.,
                8.75%, 6-15-2012................................     1,925
      1,537   Magnum Hunter Resources, Inc.,
                9.60%, 3-15-2012................................     1,625
      1,000   Naftogaz Ukrainy,
                8.125%, 9-30-2009...............................       933
      3,500   Pogo Producing Co.,
                7.875%, 5-1-2013 (I)............................     3,509
                                                                  --------
                                                                    22,960
                                                                  --------
              FINANCE -- 11.6%
      6,150   American Real Estate Partners L.P.,
                7.125%, 2-15-2013...............................     5,904
      1,790   Avis Budget Car Rental,
                7.57%, 5-15-2014 (I) (L)........................     1,786
      3,857   BCP Crystal Holdings Corp.,
                9.625%, 6-15-2014...............................     4,185
      1,635   Crescent Real Estate Equities L.P.,
                9.25%, 4-15-2009................................     1,700
      2,750   Drummond Co., Inc.,
                7.375%, 2-15-2016 (I)...........................     2,551

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
              FINANCE -- (CONTINUED)
$     1,000   Felcor Lodging L.P.,
                8.50%, 6-1-2011.................................  $  1,060
      3,680   Ford Motor Credit Co.,
                6.75%, 8-15-2008................................     3,445
      5,190   General Motors Acceptance Corp.,
                5.97%, 1-16-2007 (L)............................     5,175
      1,800   General Motors Acceptance Corp.,
                6.125%, 8-28-2007 (G)...........................     1,781
      2,690   General Motors Acceptance Corp.,
                6.125%, 9-15-2006 (G)...........................     2,686
     17,530   General Motors Acceptance Corp.,
                6.875%, 9-15-2011...............................    16,726
      3,235   Hertz Corp.,
                10.50%, 1-1-2016 (I) (G)........................     3,429
      2,800   Host Marriott L.P.,
                6.75%, 6-1-2016 (I).............................     2,671
      3,600   MDP Acquisitions,
                9.625%, 10-1-2012 (G)...........................     3,708
      3,125   Multiplan Corp.,
                10.375%, 4-15-2016 (I)..........................     3,164
      2,800   National Mentor Holdings,
                11.25%, 7-1-2014 (I)............................     2,849
EUR   3,520   Nell Af Sarl,
                8.375%, 8-15-2015 (I) (G).......................     3,384
EUR   1,500   Nell Af Sarl,
                8.375%, 8-15-2015 (I)...........................     1,941
      3,500   Rainbow National Services LLC,
                10.375%, 9-1-2014 (I)...........................     3,876
      1,975   United Rentals NA, Inc.,
                6.50%, 2-15-2012................................     1,866
      3,290   Universal City Florida,
                9.90%, 5-1-2010 (L)(G)..........................     3,397
      3,315   Universal Hospital Services,
                10.125%, 11-1-2011..............................     3,448
                                                                  --------
                                                                    80,732
                                                                  --------
              HEALTH CARE -- 3.3%
      1,170   Accellent, Inc.,
                10.50%, 12-1-2013...............................     1,196
      1,335   Biovail Corp.,
                7.875%, 4-1-2010 (G)............................     1,352
      2,615   CRC Health Corp.,
                10.75%, 2-01-2016 (I)...........................     2,661
      5,695   HCA, Inc.,
                8.75% Note 9-1-2010.............................     6,004
      3,420   Healthsouth Corp.,
                11.32%, 6-15-2014 (I) (L) (G)...................     3,411
      2,835   IASIS Healthcare Capital Corp.,
                8.75%, 6-15-2014 (G)............................     2,778
      1,915   Select Medical Corp.,
                10.82%, 9-15-2015 (I) (L) (G)...................     1,743

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
              HEALTH CARE -- (CONTINUED)
$     3,450   Tenet Healthcare Corp.,
                6.375%, 12-1-2011...............................  $  3,079
        720   United Surgical Partners International, Inc.,
                10.00%, 12-15-2011..............................       756
                                                                  --------
                                                                    22,980
                                                                  --------
              SERVICES -- 17.9%
      2,150   Affinion Group, Inc.,
                10.125%, 10-15-2013 (I) (G).....................     2,161
      4,688   Allbritton Communications Co.,
                7.75%, 12-15-2012...............................     4,641
      1,655   Allied Waste North America, Inc.,
                5.75%, 2-15-2011 (G)............................     1,543
      1,100   Allied Waste North America, Inc.,
                7.875%, 4-15-2013 (G)...........................     1,100
        233   Allied Waste North America, Inc.,
                9.25%, 9-1-2012.................................       247
      2,700   AMC Entertainment, Inc.,
                9.50%, 2-1-2011.................................     2,653
      3,395   Ameripath, Inc.,
                10.50%, 4-1-2013................................     3,561
      3,185   Boyd Gaming Corp.,
                7.75%, 12-15-2012...............................     3,213
      2,370   Cablevision Systems Corp.,
                9.62%, 4-1-2009 (L).............................     2,512
        400   Century Communications Corp.,
                8.875%, 1-15-2007 (E) (M) (G)...................       400
      2,760   Cenveo Corp.,
                7.875%, 12-1-2013...............................     2,691
      5,390   Dex Media West LLC, Inc.,
                8.00%, 11-15-2013...............................     5,417
      5,277   Dex Media West LLC, Inc.,
                9.875%, 8-15-2013...............................     5,719
     17,000   Dow Jones CDX HY,
                8.625%, 6-29-2011 (I) (G).......................    16,681
      2,410   EchoStar Communications Corp.,
                5.75%, 5-15-2008 (G)............................     2,362
      1,400   Echostar DBX Corp.,
                6.375%, 10-1-2011...............................     1,333
      1,800   Education Management LLC,
                10.25%, 6-1-2016 (I)............................     1,791
      1,845   Hilton Hotels Corp.,
                7.625%, 12-1-2012...............................     1,902
      2,855   Intrawest Corp.,
                7.50%, 10-15-2013...............................     2,841
      3,475   Knowledge Learning Center, Inc.,
                7.75%, 2-1-2015 (I).............................     3,180
      2,900   Liberty Media Corp.,
                8.25%, 2-1-2030 (G).............................     2,776
      3,465   Lodgenet Entertainment Corp.,
                9.50%, 6-15-2013................................     3,690
      1,455   MGM Mirage, Inc.,
                6.75%, 9-1-2012.................................     1,400
      1,770   MGM Mirage, Inc.,
                6.75%, 4-1-2013 (I) (G).........................     1,688

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
              SERVICES -- (CONTINUED)
$     1,860   MTR Gaming Group, Inc.,
                9.00%, 6-1-2012 (I).............................  $  1,867
      1,815   Network Communications,
                10.75%, 12-1-2013 (I)(G)........................     1,788
      5,440   Penn National Gaming, Inc.,
                6.75%, 3-1-2015.................................     5,073
      1,700   Pokagon Gaming Authority,
                10.375%, 6-15-2014 (I)..........................     1,757
      3,070   Quebecor World Capital Corp.,
                8.75%, 3-15-2016 (I)(G).........................     2,801
      1,205   Service Corp. International,
                6.75%, 4-1-2016.................................     1,109
        400   Service Corp. International,
                7.875%, 2-1-2013................................       404
      3,755   Sheridan Group, Inc.,
                10.25%, 8-15-2011...............................     3,816
      2,100   Sinclair Broadcasting Group,
                6.00%, 9-15-2012................................     1,817
      5,995   Sirius Satellite Radio, Inc.,
                9.625%, 8-1-2013 (G)............................     5,620
      4,000   Station Casinos, Inc.,
                6.50%, 2-1-2014.................................     3,720
      1,320   Station Casinos, Inc.,
                6.875%, 3-1-2016 (G)............................     1,231
      3,010   Stewart Enterprises, Inc.,
                7.75%, 2-15-2013................................     2,743
      6,030   Sungard Data Systems, Inc.,
                10.25%, 8-15-2015 (I)...........................     6,234
        695   Time Warner Telecom Holdings, Inc.,
                9.17%, 2-15-2011 (L)............................       704
      2,050   Town Sports International, Inc.,
                9.625%, 4-15-2011 (G)...........................     2,117
      2,690   Unisys Corp.,
                7.875%, 4-1-2008 (G)............................     2,690
      3,665   Wynn Las Vegas LLC Corp.,
                6.625%, 12-01-2014 (G)..........................     3,454
                                                                  --------
                                                                   124,447
                                                                  --------
              TECHNOLOGY -- 17.7%
      1,755   Advanced Micro Devices, Inc.,
                7.75%, 11-1-2012 (G)............................     1,790
      1,710   Amkor Technologies, Inc.,
                10.50%, 5-1-2009 (G)............................     1,748
      2,585   Atlantic Broadband Finance LLC,
                9.375%, 1-15-2014 (G)...........................     2,430
      3,600   CCH II LLC/CCH II Capital,
                10.25%, 9-15-2010 (I)...........................     3,600
      3,470   Centennial Communications Corp.,
                10.74%, 1-1-2013 (L)............................     3,539
      6,545   Charter Communications Holdings LLC,
                9.92%, 4-1-2011 (G).............................     3,862
      3,600   Charter Communications Operating LLC,
                8.00%, 4-30-2012 (I)............................     3,582

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              TECHNOLOGY -- (CONTINUED)
$     2,710   Charter Communications Operating LLC,
                8.375%, 4-30-2014 (I)...........................  $  2,713
      4,000   Cincinnati Bell, Inc.,
                7.25%, 7-15-2013 (G)............................     3,940
      6,740   Citizens Communications Co.,
                9.00%, 8-15-2031................................     6,824
      1,275   Dobson Cellular Systems,
                8.375%, 11-1-2011 (I)(G)........................     1,310
      2,800   Flextronics International Ltd.,
                6.50%, 5-15-2013................................     2,660
      1,815   Hawaiian Telcom Communications,
                10.79%, 5-1-2013 (L)............................     1,833
      2,805   Inmarsat Finance plc,
                7.625%, 6-30-2012...............................     2,875
      3,590   Insight Midwest L.P.,
                10.50%, 11-1-2010...............................     3,743
      7,700   Intelsat Bermuda Ltd.,
                11.58%, 6-15-2013 (I) (L).......................     7,854
      3,300   Intelsat Ltd.,
                8.25%, 1-15-2013................................     3,275
      3,615   Itron, Inc.,
                7.75%, 5-15-2012................................     3,687
      3,405   Level 3 Communications Corp.,
                6.125%, 7-15-2013...............................     3,243
      3,280   Level 3 Financing, Inc.,
                12.25%, 3-15-2013 (I)...........................     3,485
      2,594   Lucent Technologies, Inc.,
                6.45%, 3-15-2029................................     2,205
      3,500   Magnachip Semiconductor,
                6.875%, 12-15-2011 (G)..........................     3,168
      4,925   Mediacom LLC,
                9.50%, 1-15-2013 (G)............................     4,900
EUR   1,750   Nordic Telecommunications Co.,
                8.25% 5-1-2016 (I)..............................     2,289
      4,130   Nortel Networks Ltd.,
                9.73%, 7-15-2011 (I) (L)........................     4,202
      6,570   Qwest Communications International,
                7.50%, 2-15-2014 (G)............................     6,406
      2,300   Qwest Corp.,
                7.50%, 6-15-2023 (G)............................     2,156
      3,340   Qwest Corp.,
                7.875%, 9-1-2011................................     3,382
      2,000   Rural Cellular Corp.,
                8.25%, 3-15-2012 (I)............................     2,053
        560   Sandisk Corp.,
                1.00%, 5-15-2013 (G)............................       494
      2,650   Sanmina-Sci Corp.,
                8.125%, 3-1-2016................................     2,584
EUR   1,625   Sensata Technologies B.V.,
                9.00%, 5-1-2016 (I).............................     2,089
      3,135   Solectron Corp.,
                8.00%, 3-15-2016 (I)(G).........................     3,088
      2,725   States Chippac Ltd.,
                7.50%, 7-19-2010 (G)............................     2,650
      1,305   Stratos Global Corp.,
                9.875%, 2-15-2013 (I)...........................     1,227

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
              TECHNOLOGY -- (CONTINUED)
$     3,300   UGS Corp.,
                10.00%, 6-1-2012................................  $  3,548
      1,955   Valor Telecom Enterprise,
                7.75%, 2-15-2015 (G)............................     2,019
EUR   1,600   Wind Acquisition,
                9.75%, 12-1-2015 (I)............................     2,159
      3,700   Windstream Corp.,
                8.625%, 8-1-2016 (I) (Q)........................     3,783
                                                                  --------
                                                                   122,395
                                                                  --------
              TRANSPORTATION -- 0.9%
      1,734   American Airlines, Inc.,
                7.38%, 5-23-2016................................     1,569
      2,975   Greenbrier Cos., Inc.,
                8.375%, 5-15-2015...............................     3,038
      1,625   PNC Funding Corp.,
                7.125%, 4-15-2013 (I)...........................     1,532
                                                                  --------
                                                                     6,139
                                                                  --------
              UTILITIES -- 6.0%
      3,675   AES China Generating Co., Ltd.,
                8.25%, 6-26-2010................................     3,635
      3,110   Atlas Pipeline Partners,
                8.125%, 12-15-2015 (I)..........................     3,098
      4,000   Chivor S.S. E.S.P.,
                9.75%, 12-30-2014...............................     4,300
      4,370   Copano Energy LLC,
                8.125%, 3-1-2016 (I)............................     4,348
      3,515   Edison Mission Energy,
                7.50%, 6-15-2013 (I)............................     3,445
      1,665   Elwood Energy LLC,
                8.16%, 7-5-2026.................................     1,801
      1,565   Markwest Energy Partners L.P.,
                8.50%, 7-15-2016 (I)............................     1,539
      4,055   Mirant Americas Generation LLC,
                8.50%, 10-1-2021................................     3,802
      2,075   NRG Energy, Inc.,
                7.25%, 2-1-2014.................................     2,023
      3,620   NRG Energy, Inc.,
                7.375%, 2-1-2016................................     3,530
      2,900   Reliant Energy, Inc.,
                6.75%, 12-15-2014...............................     2,668
      2,275   Sithe/Independence Funding,
                9.00%, 12-30-2013...............................     2,455
      2,734   Tenaska Alabama Partners L.P.,
                7.00%, 6-30-2021 (I)............................     2,665
      1,720   Tennessee Gas Pipeline Co.,
                7.50%, 4-1-2017.................................     1,721
        940   Transcontinental Gas Pipe Line Corp.,
                6.40%, 4-15-2016 (I)............................       900
                                                                  --------
                                                                    41,930
                                                                  --------
              Total corporate bonds: non-investment grade
                (cost $629,499).................................  $619,544
                                                                  --------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
U.S. GOVERNMENT AGENCIES -- 1.0%
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
JPY 800,000   1.75% 2008........................................  $  7,111
                                                                  --------
              Total U.S. government agencies
                (cost $6,888)...................................  $  7,111
                                                                  --------
COMMON STOCK -- 0.0%
              BASIC MATERIALS -- 0.0%
$        --   Pliant Corp. (D) (I)..............................  $     --
                                                                  --------
              CONSUMER CYCLICAL -- 0.0%
         --   Hosiery Corp. of America, Inc. Class A
                (A) (D) (H).....................................        --
                                                                  --------
              TECHNOLOGY -- 0.0%
         --   Xo Holdings Warrants..............................        --
         --   Xo Holdings, Inc. (D)(D)(G) (H)...................        --
                                                                  --------
              Total common stock
                (cost $4).......................................  $     --
                                                                  --------
PREFERRED STOCK -- 0.0%
              TECHNOLOGY -- 0.0%
         21   Adelphia Communications Corp. (D).................  $      1
                                                                  --------
              Total preferred stock
                (cost $513).....................................  $      1
                                                                  --------
              Total long-term investments
                (cost $662,968).................................  $652,294
                                                                  --------
SHORT-TERM INVESTMENTS -- 27.5%
              REPURCHASE AGREEMENTS -- 7.1%
     15,785   BNP Paribas Repurchase Agreement,
                4.52%, 7-3-2006.................................  $ 15,785
     15,784   RBS Greenwich Repurchase Agreement,
                4.50%, 7-3-2006.................................    15,784
     17,753   UBS Securities LLC Repurchase Agreement,
                4.52%, 7-3-2006.................................    17,753
                                                                  --------
                                                                    49,322
                                                                  --------
  SHARES
-----------
              SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
              LENDING -- 20.4%
    141,236   Navigator Prime Portfolio.........................   141,236
                                                                  --------
              Total short-term investments
                (cost $190,558).................................  $190,558
                                                                  --------
              Total investments in securities
                (cost $853,526) (C).............................  $842,852
                                                                  ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.28% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, rounds to zero.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      EUR  -- EURO

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $854,499 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $  3,418
      Unrealized depreciation........................   (15,065)
                                                       --------
      Net unrealized depreciation....................  $(11,647)
                                                       ========

  (D)Currently non-income producing.

  (E)Debt security in default due to bankruptcy.

 (G) Security is partially on loan at June 30, 2006.

 (F) The company is in bankruptcy. The bond held by the Fund is not in default and interest payments are expected in the future.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

         PERIOD
        ACQUIRED      SHARES/PAR         SECURITY        COST BASIS
        --------      ----------         --------        ----------
      October, 1994        --      Hosiery Corp. of
                                   America, Inc. Class
                                   A - 144A               $     4
      May 2006             --      Xo Holdings, Inc.           --

     The aggregate value of these securities at June 30, 2006 was $16,681, which represents 2.41% of total net assets.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $176,187, which represents 25.41% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $3,664.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell             $5,538          $5,432          07/03/06             $(106)
Euro                                              Buy             5,543            5,435          07/11/06               108
Euro                                             Sell             7,021            7,082          07/11/06                61
                                                                                                                       -----
                                                                                                                       $  63
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.2%
            BASIC MATERIALS -- 3.2%
      35    Air Products and Chemicals, Inc. .................  $    2,256
     137    Alcoa, Inc. ......................................       4,427
      14    Allegheny Technologies, Inc. .....................         949
      11    Ashland, Inc. ....................................         747
      17    Ball Corp. .......................................         611
      17    Bemis Co., Inc. ..................................         505
      29    Consol Energy, Inc. ..............................       1,346
      10    Cooper Tire & Rubber Co. .........................         107
     151    Dow Chemical Co. .................................       5,905
     145    DuPont (E.I.) de Nemours & Co. ...................       6,028
      13    Eastman Chemical Co. .............................         697
      45    Eastman Kodak Co. ................................       1,075
      23    Fortune Brands, Inc. .............................       1,640
      30    Freeport-McMoRan Copper & Gold, Inc. Class B......       1,640
      28    Goodyear Tire & Rubber Co. B......................         310
      18    Hercules, Inc. B..................................         273
      12    International Flavors & Fragrances, Inc. .........         437
      78    International Paper Co. ..........................       2,503
      72    Kimberly-Clark Corp. .............................       4,461
      17    Louisiana-Pacific Corp. ..........................         366
      29    MeadWestvaco Corp. ...............................         796
      71    Newmont Mining Corp. .............................       3,737
      49    Nucor Corp. ......................................       2,658
      11    OfficeMax, Inc. ..................................         456
      22    Pactiv Corp. B....................................         549
      32    Phelps Dodge Corp. ...............................       2,637
      26    PPG Industries, Inc. .............................       1,716
      51    Praxair, Inc. ....................................       2,743
      23    Rohm & Haas Co. ..................................       1,148
      13    Sealed Air Corp. .................................         667
       9    Snap-On, Inc. ....................................         368
      11    Stanley Works.....................................         524
      17    Temple-Inland, Inc. ..............................         746
      20    United States Steel Corp. ........................       1,374
      16    Vulcan Materials Co. .............................       1,232
                                                                ----------
                                                                    57,634
                                                                ----------
            CAPITAL GOODS -- 4.7%
     119    3M Co. ...........................................       9,579
      28    American Standard Cos., Inc. .....................       1,203
     246    Applied Materials, Inc. ..........................       4,005
      54    Baker Hughes, Inc. ...............................       4,387
      12    Black & Decker Corp. .............................       1,014
     126    Boeing Co. .......................................      10,304
     105    Caterpillar, Inc. ................................       7,843
       7    Cummins, Inc. ....................................         892
      37    Deere & Co. ......................................       3,081
      24    Eaton Corp. ......................................       1,779
      20    Goodrich Corp. ...................................         786
      27    Hasbro, Inc. .....................................         491
     130    Honeywell International, Inc. ....................       5,247
      65    Illinois Tool Works, Inc. ........................       3,092
      52    Ingersoll-Rand Co. Class A........................       2,212
      53    International Game Technology.....................       2,022

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      29    ITT Corp. ........................................  $    1,440
      31    KLA-Tencor Corp. .................................       1,301
      28    National Oilwell Varco, Inc. B....................       1,741
      54    Northrop Grumman Corp. ...........................       3,466
      20    Novellus Systems, Inc. B..........................         494
      20    Pall Corp. .......................................         549
      19    Parker-Hannifin Corp. ............................       1,467
      35    Pitney Bowes, Inc. ...............................       1,441
      28    Rockwell Automation, Inc. ........................       2,009
      31    Teradyne, Inc. B..................................         435
      21    Textron, Inc. ....................................       1,890
     159    United Technologies Corp. ........................      10,084
     144    Xerox Corp. B.....................................       2,009
                                                                ----------
                                                                    86,263
                                                                ----------
            CONSUMER CYCLICAL -- 9.2%
     328    Altria Group, Inc. ...............................      24,114
      49    Amazon.com, Inc. B................................       1,880
      23    AutoNation, Inc. B................................         500
       8    AutoZone, Inc. B..................................         741
      17    Avery Dennison Corp. .............................       1,004
      44    Bed Bath & Beyond, Inc. B.........................       1,473
      63    Best Buy Co., Inc. ...............................       3,471
      18    Big Lots, Inc. B..................................         306
      13    Brown-Forman Corp. ...............................         939
      15    Brunswick Corp. ..................................         495
      19    Centex Corp. .....................................         961
      24    Circuit City Stores, Inc. ........................         645
      61    Coach, Inc. B.....................................       1,809
      74    Costco Wholesale Corp. ...........................       4,233
      43    D.R. Horton, Inc. ................................       1,019
      20    Darden Restaurants, Inc. .........................         800
      10    Dillard's, Inc. ..................................         309
      49    Dollar General Corp. .............................         685
     182    eBay, Inc. B......................................       5,328
      24    Family Dollar Stores, Inc. .......................         596
      87    Federated Department Stores, Inc. ................       3,184
     295    Ford Motor Co. ...................................       2,044
      87    Gap, Inc. ........................................       1,505
      89    General Motors Corp. .............................       2,651
      27    Genuine Parts Co. ................................       1,133
      12    Grainger (W.W.), Inc. ............................         903
     325    Home Depot, Inc. .................................      11,635
      37    J. C. Penney Co., Inc. ...........................       2,491
      31    Johnson Controls, Inc. ...........................       2,524
      18    Jones Apparel Group, Inc. ........................         563
      12    KB Home...........................................         546
      54    Kohl's Corp. B....................................       3,163
     114    Kroger Co. .......................................       2,488
      29    Leggett & Platt, Inc. ............................         717
      22    Lennar Corp. .....................................         972
      16    Liz Claiborne, Inc. ..............................         608
     122    Lowe's Cos, Inc. .................................       7,402
      54    Ltd. Brands, Inc. ................................       1,382
      63    Masco Corp. ......................................       1,853
      61    Mattel, Inc. .....................................       1,012

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     196    McDonald's Corp. .................................  $    6,586
      10    Navistar International Corp. B....................         239
      44    Newell Rubbermaid, Inc. ..........................       1,124
      30    NIKE, Inc. Class B................................       2,406
      34    Nordstrom, Inc. ..................................       1,237
      45    Office Depot, Inc. B..............................       1,721
      26    PACCAR, Inc. .....................................       2,158
      22    Patterson Cos., Inc. B............................         761
      34    Pulte Homes, Inc. ................................         964
      21    RadioShack Corp. .................................         298
      71    Safeway, Inc. ....................................       1,841
      15    Sears Holdings Corp. B............................       2,369
      18    Sherwin-Williams Co. .............................         831
     115    Staples, Inc. ....................................       2,785
     121    Starbucks Corp. B.................................       4,558
      32    Supervalu, Inc. ..................................         989
      97    SYSCO Corp. ......................................       2,973
     136    Target Corp. .....................................       6,637
      22    Tiffany & Co. ....................................         730
      72    TJX Cos., Inc. ...................................       1,644
      14    V.F. Corp. .......................................         937
     393    Wal-Mart Stores, Inc. ............................      18,945
      18    Wendy's International, Inc. ......................       1,067
      22    Whole Foods Market, Inc. .........................       1,422
      43    Yum! Brands, Inc. ................................       2,152
                                                                ----------
                                                                   167,458
                                                                ----------
            CONSUMER STAPLES -- 5.6%
      12    Alberto-Culver Co. ...............................         585
     122    Anheuser-Busch Cos., Inc. ........................       5,539
     103    Archer Daniels Midland Co. .......................       4,248
      71    Avon Products, Inc. ..............................       2,195
      29    Campbell Soup Co. ................................       1,080
      24    Clorox Co. .......................................       1,445
     322    Coca-Cola Co. ....................................      13,865
      48    Coca-Cola Enterprises, Inc. ......................         972
      81    Colgate-Palmolive Co. ............................       4,846
      82    ConAgra Foods, Inc. ..............................       1,806
      31    Constellation Brands, Inc. Class A B..............         783
      21    Dean Foods Co. B..................................         796
      19    Estee Lauder Cos., Inc. ..........................         723
      56    General Mills, Inc. ..............................       2,893
      53    Heinz (H.J.) Co. .................................       2,172
      28    Hershey Co. ......................................       1,536
      38    Kellogg Co. ......................................       1,860
      21    McCormick & Co., Inc. ............................         698
       9    Molson Coors Brewing Co. .........................         618
      21    Pepsi Bottling Group, Inc. .......................         678
     260    PepsiCo, Inc. ....................................      15,604
     516    Procter & Gamble Co. .............................      28,695
      14    Reynolds American, Inc. ..........................       1,557
     120    Sara Lee Corp. ...................................       1,916
      40    Tyson Foods, Inc. Class A.........................         588
      25    UST, Inc. ........................................       1,148

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      39    Weyerhaeuser Co. .................................  $    2,409
      35    Wrigley (Wm.) Jr. Co. ............................       1,582
                                                                ----------
                                                                   102,837
                                                                ----------
            ENERGY -- 9.7%
      72    Anadarko Petroleum Corp. .........................       3,438
      52    Apache Corp. .....................................       3,549
      51    BJ Services Co. ..................................       1,885
      65    Chesapeake Energy Corp. ..........................       1,960
     349    Chevron Corp. ....................................      21,634
     260    ConocoPhillips....................................      17,012
      69    Devon Energy Corp. ...............................       4,180
      38    EOG Resources, Inc. ..............................       2,649
     952    Exxon Mobil Corp. ................................      58,381
      81    Halliburton Co. ..................................       6,026
      38    Hess Corp. .......................................       2,003
      36    Kerr-McGee Corp. .................................       2,476
      28    KeySpan Corp. ....................................       1,111
      57    Marathon Oil Corp. ...............................       4,748
      26    Murphy Oil Corp. .................................       1,458
      49    Nabors Industries Ltd. B..........................       1,649
       7    Nicor, Inc. ......................................         291
      22    Noble Corp. ......................................       1,615
      67    Occidental Petroleum Corp. .......................       6,912
       6    Peoples Energy Corp. .............................         215
      17    Rowan Companies, Inc. ............................         616
     186    Schlumberger Ltd. ................................      12,084
      41    Sempra Energy.....................................       1,851
      21    Sunoco, Inc. .....................................       1,448
      51    Transocean, Inc. B................................       4,104
      97    Valero Energy Corp. ..............................       6,439
      55    Weatherford International Ltd. B..................       2,722
      94    Williams Cos., Inc. ..............................       2,186
      57    XTO Energy, Inc. .................................       2,537
                                                                ----------
                                                                   177,179
                                                                ----------
            FINANCE -- 22.7%
      53    ACE Ltd. .........................................       2,691
      89    Aetna, Inc. ......................................       3,562
      84    Aflac, Inc. ......................................       3,907
     104    Allstate Corp. ...................................       5,686
      17    AMBAC Financial Group, Inc. ......................       1,403
     194    American Express Co. .............................      10,330
     425    American International Group, Inc. ...............      25,084
      38    Ameriprise Financial, Inc. .......................       1,715
      54    AmSouth Bancorp...................................       1,439
      50    AON Corp. ........................................       1,744
      15    Apartment Investment & Management Co. ............         665
      34    Archstone-Smith Trust.............................       1,709
     718    Bank of America Corp. ............................      34,521
     121    Bank of New York Co., Inc. .......................       3,909
      87    BB&T Corp. .......................................       3,598
      19    Bear Stearns & Co., Inc. .........................       2,662
      14    Boston Properties, Inc. ..........................       1,302
      48    Capital One Financial Corp. ......................       4,076
     162    Charles Schwab Corp. .............................       2,594

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      68    Chubb Corp. ......................................  $    3,388
      19    CIGNA Corp. ......................................       1,852
      28    Cincinnati Financial Corp. .......................       1,330
      31    CIT Group, Inc. ..................................       1,642
     782    Citigroup, Inc. ..................................      37,719
      26    Comerica, Inc. ...................................       1,326
      29    Commerce Bancorp, Inc. ...........................       1,034
      20    Compass Bancshares, Inc. .........................       1,129
      32    Comverse Technology, Inc. B.......................         629
      96    Countrywide Financial Corp. ......................       3,640
      67    E*Trade Financial Group B.........................       1,531
      58    Equity Office Properties Trust....................       2,103
      46    Equity Residential Properties Trust...............       2,049
     109    Federal Home Loan Mortgage Corp. .................       6,197
     152    Federal National Mortgage Association.............       7,321
      13    Federated Investors, Inc. ........................         419
      88    Fifth Third Bancorp...............................       3,233
      19    First Horizon National Corp. .....................         780
      24    Franklin Resources, Inc. .........................       2,092
      62    Genworth Financial, Inc. .........................       2,150
      40    Golden West Financial Corp. ......................       2,990
      68    Goldman Sachs Group, Inc. ........................      10,229
      26    Humana, Inc. B....................................       1,391
      39    Huntington Bancshares, Inc. ......................         910
      33    Janus Capital Group, Inc. ........................         596
     547    JP Morgan Chase & Co. ............................      22,953
      64    Keycorp...........................................       2,269
      33    Kimco Realty Corp. ...............................       1,215
      21    Legg Mason, Inc. .................................       2,070
      84    Lehman Brothers Holdings, Inc. ...................       5,486
      49    Lincoln National Corp. ...........................       2,743
      66    Loews Corp. ......................................       2,354
      12    M&T Bank Corp. ...................................       1,462
      86    Marsh & McLennan Cos., Inc. ......................       2,323
      35    Marshall & Ilsley Corp. ..........................       1,619
      22    MBIA, Inc. .......................................       1,288
      47    Medco Health Solutions, Inc. B....................       2,715
      65    Mellon Financial Corp. ...........................       2,238
     145    Merrill Lynch & Co., Inc. ........................      10,107
     128    Metlife, Inc. ....................................       6,570
      14    MGIC Investment Corp. ............................         930
     169    Morgan Stanley....................................      10,651
      85    National City Corp. ..............................       3,087
      73    North Fork Bancorporation, Inc. ..................       2,208
      29    Northern Trust Corp. .............................       1,615
      29    Plum Creek Timber Co., Inc. ......................       1,030
      47    PNC Financial Services Group, Inc. ...............       3,270
      47    Principal Financial Group, Inc. ..................       2,604
     128    Progressive Corp. ................................       3,291
      39    ProLogis..........................................       2,007
      83    Prudential Financial, Inc. .......................       6,465
      13    Public Storage, Inc. .............................         987
      72    Regions Financial Corp. ..........................       2,375
      10    Ryder System, Inc. ...............................         561
      20    SAFECO Corp. .....................................       1,099

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
      29    Simon Property Group, Inc. .......................  $    2,389
      65    SLM Corp. ........................................       3,419
      59    Sovereign Bancorp, Inc. ..........................       1,203
     114    St. Paul Travelers Cos., Inc. ....................       5,078
      52    State Street Corp. ...............................       3,038
      57    SunTrust Banks, Inc. .............................       4,362
      51    Synovus Financial Corp. ..........................       1,360
      42    T. Rowe Price Group, Inc. ........................       1,580
      17    Torchmark Corp. ..................................       1,032
     212    UnitedHealth Group, Inc. .........................       9,489
      51    UnumProvident Corp. ..............................         917
     280    US Bancorp........................................       8,643
      19    Vornado Realty Trust..............................       1,824
     253    Wachovia Corp. ...................................      13,682
     151    Washington Mutual, Inc. ..........................       6,887
     100    Wellpoint, Inc. B.................................       7,299
     264    Wells Fargo & Co. ................................      17,723
      30    XL Capital Ltd. Class A...........................       1,808
      17    Zions Bancorp.....................................       1,302
                                                                ----------
                                                                   412,904
                                                                ----------
            HEALTH CARE -- 10.6%
     240    Abbott Laboratories...............................      10,466
      24    Allergan, Inc. ...................................       2,574
      33    Amerisource Bergen Corp. .........................       1,383
     186    Amgen, Inc. B.....................................      12,100
      16    Bard (C.R.), Inc. ................................       1,194
      17    Barr Pharmaceuticals, Inc. B......................         796
       9    Bausch & Lomb, Inc. ..............................         417
     103    Baxter International, Inc. .......................       3,786
      39    Becton, Dickinson & Co. ..........................       2,378
      54    Biogen Idec, Inc. B...............................       2,506
      39    Biomet, Inc. .....................................       1,211
     191    Boston Scientific Corp. B.........................       3,217
     309    Bristol-Myers Squibb Co. .........................       7,998
      66    Cardinal Health, Inc. ............................       4,226
      70    Caremark Rx, Inc. B...............................       3,471
      25    Coventry Health Care, Inc. B......................       1,384
     129    CVS Corp. ........................................       3,951
      51    Forest Laboratories, Inc. B.......................       1,985
      41    Genzyme Corp. B...................................       2,497
      72    Gilead Sciences, Inc. B...........................       4,236
      64    HCA, Inc. ........................................       2,770
      38    Health Management Associates, Inc.
              Class A.........................................         747
      25    Hospira, Inc. B...................................       1,056
     466    Johnson & Johnson.................................      27,905
      38    King Pharmaceuticals, Inc. B......................         648
      20    Laboratory Corp. of America Holdings B............       1,220
     178    Lilly (Eli) & Co. ................................       9,821
      12    Manor Care, Inc. .................................         582
      48    McKesson Corp. ...................................       2,260
      39    MedImmune, Inc. B.................................       1,060
     343    Merck & Co., Inc. ................................      12,506
      43    Monsanto Co. .....................................       3,586
      33    Mylan Laboratories, Inc. .........................         662

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
   1,152    Pfizer, Inc. .....................................  $   27,047
      26    Quest Diagnostics, Inc. ..........................       1,534
     233    Schering-Plough Corp. ............................       4,432
      11    Sigma-Aldrich Corp. ..............................         763
      57    St. Jude Medical, Inc. B..........................       1,841
      46    Stryker Corp. ....................................       1,937
      74    Tenet Healthcare Corp. B..........................         517
     159    Walgreen Co. .....................................       7,125
      16    Watson Pharmaceuticals, Inc. B....................         372
     212    Wyeth.............................................       9,402
      39    Zimmer Holdings, Inc. B...........................       2,212
                                                                ----------
                                                                   193,781
                                                                ----------
            SERVICES -- 6.9%
      38    Allied Waste Industries, Inc. B...................         432
      22    Apollo Group, Inc. Class A B......................       1,137
      36    Autodesk, Inc. B..................................       1,254
      91    Automatic Data Processing, Inc. ..................       4,113
      65    Avaya, Inc. B.....................................         738
     121    CBS Corp. Class B.................................       3,285
     157    Cendant Corp. ....................................       2,562
      22    Cintas Corp. .....................................         863
      79    Clear Channel Communications, Inc. ...............       2,451
     332    Comcast Corp. Class A B...........................      10,880
      30    Computer Sciences Corp. B.........................       1,429
      22    Convergys Corp. B.................................         429
      34    Donnelley (R.R.) & Sons Co. ......................       1,086
       9    Dow Jones & Co., Inc. ............................         326
      29    Ecolab, Inc. .....................................       1,161
      82    Electronic Data Systems Corp. ....................       1,961
      20    Equifax, Inc. ....................................         694
      23    Express Scripts, Inc. B...........................       1,657
      48    FedEx Corp. ......................................       5,609
      14    Fluor Corp. ......................................       1,282
      37    Gannett Co., Inc. ................................       2,092
      52    H & R Block, Inc. ................................       1,234
      29    Harrah's Entertainment, Inc. .....................       2,071
      52    Hilton Hotels Corp. ..............................       1,471
      31    IMS Health, Inc. .................................         843
      69    Interpublic Group of Cos., Inc. B.................         573
      51    Marriott International, Inc. Class A..............       1,959
       5    McClatchy Co. Class A.............................         220
      56    McGraw-Hill Cos., Inc. ...........................       2,828
       7    Meredith Corp. ...................................         327
      20    Monster Worldwide, Inc. B.........................         862
      38    Moody's Corp. ....................................       2,091
      23    New York Times Co. Class A........................         560
     372    News Corp. Class A................................       7,135
      53    Novell, Inc. B....................................         353
      27    Omnicom Group, Inc. ..............................       2,388
      18    Parametric Technology Corp. B.....................         222
      53    Paychex, Inc. ....................................       2,050
      27    Robert Half International, Inc. ..................       1,134
      21    Sabre Holdings Corp. .............................         460
      13    Scripps (E.W.) Co. Class A........................         578

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SERVICES -- (CONTINUED)
      34    Starwood Hotels & Resorts.........................  $    2,064
     550    Sun Microsystems, Inc. B..........................       2,283
     674    Time Warner, Inc. ................................      11,652
      35    Tribune Co. ......................................       1,119
      54    Unisys Corp. B....................................         338
     171    United Parcel Service, Inc. Class B...............      14,045
      35    Univision Communications, Inc. Class A B..........       1,176
     113    Viacom, Inc. Class B B............................       4,066
     345    Walt Disney Co. ..................................      10,356
      86    Waste Management, Inc. ...........................       3,075
                                                                ----------
                                                                   124,974
                                                                ----------
            TECHNOLOGY -- 21.9%
      18    ADC Telecommunications, Inc. B....................         310
      94    Adobe Systems, Inc. B.............................       2,860
      76    Advanced Micro Devices, Inc. B....................       1,858
      19    Affiliated Computer Services, Inc. Class A B......         960
      67    Agilent Technologies, Inc. B......................       2,115
      61    Alltel Corp. .....................................       3,906
      57    Altera Corp. B....................................         992
      27    American Power Conversion Corp. ..................         520
      57    Analog Devices, Inc. .............................       1,826
      25    Andrew Corp. B....................................         222
     134    Apple Computer, Inc. B............................       7,643
      29    Applera Corp. -- Applied Biosystems Group.........         941
     612    AT&T, Inc. .......................................      17,055
     285    BellSouth Corp. ..................................      10,299
      34    BMC Software, Inc. B..............................         801
      72    Broadcom Corp. Class A B..........................       2,164
      72    CA, Inc. .........................................       1,475
      18    CenturyTel, Inc. .................................         680
      92    Ciena Corp. B.....................................         444
     960    Cisco Systems, Inc. B.............................      18,751
      51    Citizens Communications Co. ......................         667
      29    Citrix Systems, Inc. B............................       1,148
      59    Compuware Corp. B.................................         398
      15    Cooper Industries Ltd. ...........................       1,347
     245    Corning, Inc. B...................................       5,927
      37    Danaher Corp. ....................................       2,386
     357    Dell, Inc. B......................................       8,722
      32    Dover Corp. ......................................       1,587
      48    Electronic Arts, Inc. B...........................       2,075
      23    Embarq Corp. B....................................         962
     372    EMC Corp. B.......................................       4,080
      65    Emerson Electric Co. .............................       5,414
     120    First Data Corp. .................................       5,423
      28    Fiserv, Inc. B....................................       1,252
      20    Fisher Scientific International, Inc. B...........       1,424
      64    Freescale Semiconductor, Inc. Class B B...........       1,876
      42    Gateway, Inc. B...................................          79
   1,635    General Electric Co. .............................      53,903
      32    Google, Inc. B....................................      13,586
      11    Harman International Industries, Inc. ............         896
     439    Hewlett-Packard Co. ..............................      13,898
     915    Intel Corp. ......................................      17,337
     244    International Business Machines Corp. ............      18,729

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      27    Intuit, Inc. B....................................  $    1,624
      28    Jabil Circuit, Inc. ..............................         717
     265    JDS Uniphase Corp. B..............................         670
      89    Juniper Networks, Inc. B..........................       1,423
      19    L-3 Communications Holdings, Inc. ................       1,448
      17    Lexmark International, Inc. ADR B.................         927
      48    Linear Technology Corp. ..........................       1,601
      56    Lockheed Martin Corp. ............................       3,996
      62    LSI Logic Corp. B.................................         558
     705    Lucent Technologies, Inc. B.......................       1,705
      50    Maxim Integrated Products, Inc. ..................       1,618
     190    Medtronic, Inc. ..................................       8,905
     114    Micron Technology, Inc. B.........................       1,717
   1,380    Microsoft Corp. ..................................      32,149
       8    Millipore Corp. B.................................         529
      22    Molex, Inc. ......................................         749
     389    Motorola, Inc. ...................................       7,828
      53    National Semiconductor Corp. .....................       1,266
      29    NCR Corp. B.......................................       1,048
      59    Network Appliance, Inc. B.........................       2,076
      55    NVIDIA Corp. B....................................       1,179
     613    Oracle Corp. B....................................       8,875
      20    PerkinElmer, Inc. ................................         416
      33    PMC -- Sierra, Inc. B.............................         306
      25    QLogic Corp. B....................................         438
     264    Qualcomm, Inc. ...................................      10,562
     246    Qwest Communications International, Inc. B........       1,992
      70    Raytheon Co. .....................................       3,129
      27    Rockwell Collins, Inc. ...........................       1,503
      31    SanDisk Corp. B...................................       1,565
      84    Sanmina-SCI Corp. B...............................         385
     144    Solectron Corp. B.................................         492
     469    Sprint Nextel Corp. ..............................       9,365
     163    Symantec Corp. B..................................       2,530
      40    Symbol Technologies, Inc. ........................         431
      13    Tektronix, Inc. ..................................         388
      71    Tellabs, Inc. B...................................         938
     245    Texas Instruments, Inc. ..........................       7,421
      26    Thermo Electron Corp. B...........................         931
     320    Tyco International Ltd. ..........................       8,808
      39    VeriSign, Inc. B..................................         894
     459    Verizon Communications, Inc. .....................      15,365
      16    Waters Corp. B....................................         724
      12    Whirlpool Corp. ..................................       1,015
      54    Xilinx, Inc. .....................................       1,223
     197    Yahoo!, Inc. B....................................       6,508
                                                                ----------
                                                                   398,875
                                                                ----------
            TRANSPORTATION -- 1.4%
      57    Burlington Northern Santa Fe Corp. ...............       4,549
      68    Carnival Corp. ...................................       2,851
      35    CSX Corp. ........................................       2,458
      64    General Dynamics Corp. ...........................       4,157

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            TRANSPORTATION -- (CONTINUED)
      42    Harley-Davidson, Inc. ............................  $    2,322
      65    Norfolk Southern Corp. ...........................       3,470
     111    Southwest Airlines Co. ...........................       1,819
      42    Union Pacific Corp. ..............................       3,932
                                                                ----------
                                                                    25,558
                                                                ----------
            UTILITIES -- 3.3%
     104    AES Corp. B.......................................       1,910
      26    Allegheny Energy, Inc. B..........................         953
      32    Ameren Corp. .....................................       1,631
      62    American Electric Power Co., Inc. ................       2,124
      49    CenterPoint Energy, Inc. .........................         613
      35    CMS Energy Corp. B................................         450
      39    Consolidated Edison, Inc. ........................       1,720
      28    Constellation Energy Group, Inc. .................       1,532
      55    Dominion Resources, Inc. .........................       4,091
      28    DTE Energy Co. ...................................       1,141
     194    Duke Energy Corp. ................................       5,706
      58    Dynegy, Inc. B....................................         317
      51    Edison International..............................       1,997
     109    El Paso Corp. ....................................       1,641
      33    Entergy Corp. ....................................       2,314
     105    Exelon Corp. .....................................       5,973
      52    FirstEnergy Corp. ................................       2,813
      64    FPL Group, Inc. ..................................       2,632
      16    Kinder Morgan, Inc. ..............................       1,638
      43    NiSource, Inc. ...................................         937
      55    PG&E Corp. .......................................       2,145
      16    Pinnacle West Capital Corp. ......................         623
      60    PPL Corp. ........................................       1,932
      40    Progress Energy, Inc. ............................       1,706
      40    Public Service Enterprise Group, Inc. ............       2,618
     117    Southern Co. .....................................       3,740
      33    TECO Energy, Inc. ................................         490
      73    TXU Corp. ........................................       4,347
      64    Xcel Energy, Inc. ................................       1,224
                                                                ----------
                                                                    60,958
                                                                ----------
            Total common stock
              (cost $1,599,722)...............................  $1,808,421
                                                                ----------
SHORT-TERM INVESTMENTS -- 15.0%
            REPURCHASE AGREEMENTS -- 0.9%
   5,177    BNP Paribas Repurchase Agreement,
              4.52%, 7-3-2006.................................  $    5,177
   5,178    RBS Greenwich Repurchase Agreement,
              4.50%, 7-3-2006.................................       5,178
   5,823    UBS Securities LLC Repurchase Agreement,
              4.52%, 7-3-2006.................................       5,823
                                                                ----------
                                                                    16,178
                                                                ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.0%
 254,994    BNY Institutional Cash Reserve Fund...............     254,994
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            U.S. TREASURY BILLS -- 0.1%
   2,000    US Treasury Bill,
              4.83%, 9-14-2006 (M) (S)........................  $    1,981
                                                                ----------
            Total short-term investments
              (cost $273,153).................................  $  273,153
                                                                ----------
            Total investments in securities
              (cost $1,872,875) O.............................  $2,081,574
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At June 30, 2006, the cost of securities for federal income tax purposes was $1,893,171 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 416,929
      Unrealized depreciation.......................   (228,526)
                                                      ---------
      Net unrealized appreciation...................  $ 188,403
                                                      =========

B    Currently non-income producing.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.

                   FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                       UNREALIZED
                             NUMBER OF                                APPRECIATION
           DESCRIPTION       CONTRACTS   POSITION     EXPIRATION     (DEPRECIATION)
           -----------       ---------   --------   --------------   --------------
      Standard & Poor's 500
      Long Futures
      Contracts                 61         Long     September 2006        $478
                                                                          ====

     These contracts had a market value of $19,511 as of June 30, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 97.0%
            AUSTRIA -- 1.2%
     151    Erste Bank Der Oesterreichischen Sparkassen AG
              (A)(G)..........................................  $  8,466
                                                                --------
            BELGIUM -- 1.2%
      81    KBC Bankverzekeringsholdings (A)(G)...............     8,649
                                                                --------
            BRAZIL -- 2.0%
     589    Companhia Vale do Rio Doce ADR (G)................    14,157
                                                                --------
            CANADA -- 4.6%
     214    Cameco Corp. (G)..................................     8,554
     165    Rogers Communications, Inc. Class B...............     6,630
     264    SNC-Lavalin Group, Inc. ..........................     6,950
     141    Suncor Energy, Inc. ..............................    11,387
                                                                --------
                                                                  33,521
                                                                --------
            FRANCE -- 17.3%
      77    Cie Generale d'Optique Essilor International S.A.
              (A)(G)..........................................     7,705
     147    Groupe Danone (A)(G)..............................    18,615
     118    LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......    11,715
     155    PSA Peugeot Citroen (A)(G)........................     9,648
     225    Sanofi-Aventis S.A. (A)(G)........................    21,916
     115    Total S.A. (A)(G).................................     7,583
      48    Unibail (A)(G)....................................     8,390
      17    Vallourec (A)(G)..................................    19,939
     367    Veolia Environnment S.A. (A)(G)...................    18,922
                                                                --------
                                                                 124,433
                                                                --------
            GERMANY -- 4.2%
     530    Commerzbank AG (A)................................    19,222
      53    SAP AG ADR (A)....................................    11,230
                                                                --------
                                                                  30,452
                                                                --------
            GREECE -- 1.5%
     291    Opap S.A. (A).....................................    10,568
                                                                --------
            HONG KONG -- 0.7%
   3,756    Shun Tak Holdings Ltd (A)(G)......................     4,920
                                                                --------
            IRELAND -- 2.0%
     440    Elan Corp. plc ADR (D)............................     7,346
     131    Ryanair Holdings plc ADR (D)(G)...................     6,896
                                                                --------
                                                                  14,242
                                                                --------
            JAPAN -- 15.9%
      91    Credit Saison Co., Ltd. (A).......................     4,312
     275    Daiichi Sankyo Co., Ltd. (A)......................     7,560
     206    Eisai Co., Ltd. (A)...............................     9,270
       2    Japan Tobacco, Inc. (A)...........................     6,789
     273    JSR Corp. (A)(G)..................................     6,915
     294    Jteckt Corp. (A)(G)...............................     5,693
      87    Nintendo Co., Ltd. (A)............................    14,601
      22    ORIX Corp. (A)....................................     5,441
      28    Rakuten, Inc. (A)(G)..............................    16,728
     191    Sharp Corp. (A)...................................     3,019
   1,397    Shinsei Bank Ltd. (A).............................     8,854
     360    Sumitomo Realty & Development (A)(G)..............     8,883

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            JAPAN -- (CONTINUED)
     137    Tokyo Electron Ltd. (A)...........................  $  9,538
     139    Toyota Motor Corp. (A)............................     7,270
                                                                --------
                                                                 114,873
                                                                --------
            LUXEMBOURG -- 1.3%
     235    Tenaris S.A. ADR (G)..............................     9,503
                                                                --------
            MEXICO -- 3.3%
     367    America Movil S.A. de C.V. ADR....................    12,213
     615    Grupo Televisa S.A. ADR...........................    11,870
                                                                --------
                                                                  24,083
                                                                --------
            NETHERLANDS -- 5.5%
     466    ASML Holding N.V. (D) (A).........................     9,423
     174    Euronext (A)(G)...................................    16,313
     453    Koninklijke (Royal) Philips Electronics N.V.
              (D) (A).........................................    14,120
                                                                --------
                                                                  39,856
                                                                --------
            NORWAY -- 1.8%
     445    Statoil ASA (A)...................................    12,671
                                                                --------
            SOUTH KOREA -- 3.3%
     200    Hana Financial Holdings (A).......................     9,362
      23    Samsung Electronics Co., Ltd. (A).................    14,355
                                                                --------
                                                                  23,717
                                                                --------
            SPAIN -- 1.0%
     340    Banco Bilbao Vizcaya Argentaria S.A. (A)(G).......     6,996
                                                                --------
            SWEDEN -- 1.0%
     439    Swedish Match Ab (A)..............................     7,074
                                                                --------
            SWITZERLAND -- 7.7%
     360    Logitech International S.A. (D) (A)...............    13,932
      78    Roche Holding AG (A)..............................    12,930
     266    Swatch Group AG (A)(G)............................     9,277
     176    UBS AG (A)........................................    19,241
                                                                --------
                                                                  55,380
                                                                --------
            TAIWAN -- 1.2%
   1,435    Hon Hai Precision Industry Co., Ltd. (D) (A)......     8,860
                                                                --------
            UNITED KINGDOM -- 20.3%
   6,246    Arm Holdings plc (A)..............................    13,048
     280    AstraZeneca plc (A)...............................    16,858
     392    BHP Billiton plc (A)..............................     7,635
     737    Boots Group plc (A)...............................    10,475
   1,094    British Airways plc (D) (A).......................     6,930
     307    British Land Co. plc (A)..........................     7,165
   2,765    Carphone Warehouse Group plc (A)..................    16,200
   1,733    Debenhams plc (D).................................     6,024
     516    easyJet plc (D) (A)...............................     3,685
   2,899    EMI Group plc (A).................................    16,251
     216    Man Group plc (A).................................    10,175
     209    Reckitt Benckiser plc (A).........................     7,784
     356    Reed Elsevier plc (A).............................     3,592
     363    Standard Chartered plc (A)........................     8,865

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     152    Tesco plc (A).....................................  $    939
     279    Xstrata plc (A)(G)................................    10,602
                                                                --------
                                                                 146,228
                                                                --------
            Total common stock
              (cost $643,660).................................  $698,649
                                                                --------

PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 29.8%
            REPURCHASE AGREEMENTS -- 5.5%
$ 15,009    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $ 15,009
   4,704    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     4,704
  11,537    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................    11,537
     654    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................       654
   7,953    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     7,953
                                                                --------
                                                                  39,857
                                                                --------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 24.3%
 175,046    Navigator Prime Portfolio.........................   175,046
                                                                --------
            Total short-term investments
              (cost $214,903).................................  $214,903
                                                                --------
            Total investments in securities
              (cost $858,563)(C)..............................  $913,552
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.97% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $597,119, which represents 82.88% of total net assets.

  (c)At June 30, 2006, the cost of securities for federal income tax purposes was $860,513 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 66,009
      Unrealized depreciation........................   (12,970)
                                                       --------
      Net unrealized appreciation....................  $ 53,039
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        10.7%
---------------------------------------------------------------
Consumer Cyclical                                      11.3
---------------------------------------------------------------
Consumer Staples                                        5.6
---------------------------------------------------------------
Energy                                                  4.4
---------------------------------------------------------------
Finance                                                21.6
---------------------------------------------------------------
Health Care                                            13.1
---------------------------------------------------------------
Services                                                8.4
---------------------------------------------------------------
Technology                                             16.9
---------------------------------------------------------------
Transportation                                          2.4
---------------------------------------------------------------
Utilities                                               2.6
---------------------------------------------------------------
Short-Term Investments                                 29.8
---------------------------------------------------------------
Other Assets & Liabilities                            (26.8)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
British Pound                                   Buy             $5,321          $5,209          07/03/2006              $112
British Pound                                   Buy             3,149            3,146          07/05/2006                 3
Canadian Dollar                                 Buy               432              434          07/05/2006                (2)
Euro                                            Buy               518              512          07/03/2006                 6
Euro                                            Buy             5,945            5,878          07/03/2006                67
Euro                                           Sell               959              959          07/05/2006                --
Hong Kong Dollars                               Buy                83               83          07/03/2006                --
Japanese Yen                                    Buy               580              580          07/05/2006                --
Japanese Yen                                   Sell             2,057            2,019          07/05/2006               (38)
Norwegian Krone                                 Buy             3,199            3,153          07/03/2006                46
Swedish Krona                                   Buy               120              118          07/03/2006                 2
Swiss Francs                                    Buy               963              944          07/03/2006                19
                                                                                                                        ----
                                                                                                                        $215
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.4%
            AUSTRALIA -- 1.5%
   1,486    Westpac Banking Corp. (A).........................  $   25,611
                                                                ----------
            BRAZIL -- 3.3%
     207    All America Latina Logistica......................      14,033
   1,778    Companhia Vale do Rio Doce ADR....................      42,738
                                                                ----------
                                                                    56,771
                                                                ----------
            CANADA -- 6.7%
     307    Agnico Eagle Mines Ltd. (G).......................      10,139
     716    Alcan, Inc. ......................................      33,553
     504    Cameco Corp. .....................................      20,153
     330    EnCana Corp. .....................................      17,361
     661    OPTI Canada, Inc. (D).............................      13,538
   1,139    Talisman Energy, Inc. ............................      19,869
                                                                ----------
                                                                   114,613
                                                                ----------
            FINLAND -- 1.6%
   1,317    Nokia Oyj (A)(G)..................................      26,706
                                                                ----------
            FRANCE -- 15.6%
     300    Accor S.A. (A)(G).................................      18,279
     687    Axa S.A. (A)......................................      22,235
     185    BNP Paribas (A)...................................      17,692
     471    Carrefour S.A. (A)(G).............................      27,564
     225    Cie Generale d'Optique Essilor International S.A.
              (A).............................................      22,625
     173    CNP Assurances (D) (A)(G).........................      16,429
     242    Lafarge S.A. (A)(G)...............................      30,331
     156    LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......      15,486
     418    PSA Peugeot Citroen (A)(G)........................      25,962
     447    Sanofi-Aventis S.A. (A)(G)........................      43,579
     459    Total S.A. (A)(G).................................      30,134
                                                                ----------
                                                                   270,316
                                                                ----------
            GERMANY -- 7.1%
      97    Deutsche Boerse AG (A)............................      13,207
   1,025    Deutsche Telekom AG (A)(G)........................      16,462
     182    E.On AG (A).......................................      20,951
     278    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      37,958
     161    SAP AG ADR (A)....................................      33,903
                                                                ----------
                                                                   122,481
                                                                ----------
            GREECE -- 1.2%
     591    Opap S.A. (A).....................................      21,480
                                                                ----------
            HONG KONG -- 1.1%
   2,887    Hong Kong Exchanges & Clearing Ltd. (A)...........      18,589
                                                                ----------
            HUNGARY -- 0.5%
      79    Mol Magyr Olaj-Es Gazipari (A)....................       8,093
                                                                ----------
            INDIA -- 0.9%
     242    Infosys Technologies Ltd. (A).....................      16,165
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            IRELAND -- 0.9%
     513    Ryanair Holdings plc (D) (A)......................  $    4,640
     199    Ryanair Holdings plc ADR (D)(G)...................      10,481
                                                                ----------
                                                                    15,121
                                                                ----------
            ITALY -- 5.7%
   5,085    Banca Intesa S.p.A. (A)(G)........................      29,667
   1,165    Bulgari S.p.A. (A)(G).............................      13,193
     186    Tod's S.p.A. (A)(G)...............................      13,915
   5,222    UniCredito Italiano S.p.A. (A)(G).................      40,844
                                                                ----------
                                                                    97,619
                                                                ----------
            JAPAN -- 17.9%
     411    Astellas Pharma, Inc. (A).........................      15,108
     325    Canon, Inc. (A)...................................      15,945
     252    Credit Saison Co., Ltd. (A).......................      11,945
     661    Daiichi Sankyo Co., Ltd. (A)......................      18,186
     455    Denso Corp. (A)...................................      14,909
     473    Eisai Co., Ltd. (A)...............................      21,324
     884    Matsui Securities Co., Ltd. (A)(G)................       8,382
   5,920    Mitsubishi Heavy Industries (A)...................      25,577
       1    Mitsubishi UFJ Financial Group, Inc. (A)..........      19,990
   2,187    Mitsui & Co., Ltd. (A)............................      30,922
       4    Nippon Telegraph & Telephone Corp. (A)............      18,686
   2,065    Obayashi Corp. (A)................................      14,201
     218    Promise Co., Ltd. (A).............................      12,614
      22    Rakuten, Inc. (A).................................      13,344
     694    Seven & I Holdings Co., Ltd. (A)..................      22,882
   3,005    Shinsei Bank Ltd. (A).............................      19,045
     250    Sony Corp. (A)....................................      11,018
     416    Terumo Corp. (A)..................................      13,884
                                                                ----------
                                                                   307,962
                                                                ----------
            LUXEMBOURG -- 0.6%
     405    Ternium S.A. ADR (D)(G)...........................       9,786
                                                                ----------
            MEXICO -- 3.0%
     312    America Movil S.A. de C.V. ADR....................      10,364
   4,160    Empresas ICA S.A. (D).............................      11,737
   4,330    Grupo Televisa S.A. ..............................      16,797
   4,532    Walmart de Mexico.................................      12,666
                                                                ----------
                                                                    51,564
                                                                ----------
            NETHERLANDS -- 1.2%
     671    Koninklijke (Royal) Philips Electronics N.V.
              (D) (A).........................................      20,895
                                                                ----------
            NORWAY -- 3.3%
   1,965    Statoil ASA (A)...................................      56,015
                                                                ----------
            SOUTH AFRICA -- 1.3%
   1,487    MTN Group Ltd. (I) (A)............................      10,934
   1,067    Standard Bank Group Ltd. (A)......................      11,399
                                                                ----------
                                                                    22,333
                                                                ----------
            SOUTH KOREA -- 1.0%
      27    Samsung Electronics Co., Ltd. (A).................      17,181
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            SPAIN -- 4.0%
   2,576    Banco Bilbao Vizcaya Argentaria S.A. (A)..........  $   53,016
   6,159    Iberia Lineas Aer De Espana (A)...................      15,889
                                                                ----------
                                                                    68,905
                                                                ----------
            SWEDEN -- 2.3%
   1,038    Assa Abloy AB (A).................................      17,463
   6,781    Telefonaktiebolaget LM Ericsson (A)(G)............      22,380
                                                                ----------
                                                                    39,843
                                                                ----------
            SWITZERLAND -- 9.3%
     448    Credit Suisse Group (A)...........................      24,972
     240    Nestle S.A. (A)...................................      75,253
     381    UBS AG (A)........................................      41,753
      84    Zurich Financial Services AG (A)(G)...............      18,444
                                                                ----------
                                                                   160,422
                                                                ----------
            TAIWAN -- 2.3%
   3,197    Chunghwa Telecom Co., Ltd. (A)....................       5,760
   1,341    Chunghwa Telecom Co., Ltd. ADR....................      24,765
   3,038    Powertech Technology, Inc. (D) (A)................       9,018
                                                                ----------
                                                                    39,543
                                                                ----------
            UNITED KINGDOM -- 6.1%
     558    AstraZeneca plc (A)...............................      33,583
   1,722    Debenhams plc (D).................................       5,988
   2,472    EMI Group plc (A).................................      13,858
   9,464    Old Mutual plc (A)................................      28,578
     586    Xstrata plc (A)...................................      22,307
                                                                ----------
                                                                   104,314
                                                                ----------
            Total common stock
              (cost $1,548,098)...............................  $1,692,328
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 14.9%
            REPURCHASE AGREEMENTS -- 5.4%
$ 34,631    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $   34,631
  10,855    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      10,855
  26,619    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................      26,619
   1,509    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................       1,509
  18,349    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      18,349
                                                                ----------
                                                                    91,963
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.5%
 163,553    BNY Institutional Cash Reserve Fund...............  $  163,553
                                                                ----------
            Total short-term investments
              (cost $255,516).................................  $  255,516
                                                                ----------
            Total investments in securities
              (cost $1,803,614) (C)...........................  $1,947,844
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.40% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $1,418,360, which represents 82.47% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,804,275 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $183,175
      Unrealized depreciation........................   (39,606)
                                                       --------
      Net unrealized appreciation....................  $143,569
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $10,934, which represents 0.64% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                TRANSACTION          VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                -----------         -------         --------         ----------         --------------
Australian Dollar                              Buy             $   952         $   953          07/05/2006             $  (1)
British Pound                                  Buy               2,804           2,745          07/03/2006                59
British Pound                                 Sell               9,469           9,185          07/26/2006              (284)
Canadian Dollar                                Buy               2,026           2,037          07/05/2006               (11)
Canadian Dollar                                Buy                 140             140          07/06/2006                --
Euro                                           Buy              13,803          13,646          07/03/2006               157
Euro                                           Buy              23,373          23,372          07/05/2006                 1
Hong Kong Dollars                              Buy               3,974           3,974          07/03/2006                --
Japanese Yen                                   Buy                 713             702          07/03/2006                11
Japanese Yen                                   Buy              12,558          12,576          07/05/2006               (18)
Mexican Peso                                   Buy                 327             328          07/03/2006                (1)
Norwegian Krone                                Buy               2,120           2,119          07/05/2006                 1
South Africa Rand                              Buy                 841             844          07/07/2006                (3)
Swedish Krona                                 Sell               3,494           3,415          07/05/2006               (79)
Swiss Francs                                   Buy               5,178           5,072          07/03/2006               106
Swiss Francs                                  Sell               9,636           9,272          07/26/2006              (364)
                                                                                                                       -----
                                                                                                                       $(426)
                                                                                                                       =====

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        10.8%
---------------------------------------------------------------
Capital Goods                                           1.5
---------------------------------------------------------------
Consumer Cyclical                                      11.5
---------------------------------------------------------------
Consumer Staples                                        5.1
---------------------------------------------------------------
Energy                                                  8.4
---------------------------------------------------------------
Finance                                                27.5
---------------------------------------------------------------
Health Care                                             9.8
---------------------------------------------------------------
Services                                                6.6
---------------------------------------------------------------
Technology                                             13.4
---------------------------------------------------------------
Transportation                                          2.6
---------------------------------------------------------------
Utilities                                               1.2
---------------------------------------------------------------
Short-Term Investments                                 14.9
---------------------------------------------------------------
Other Assets & Liabilities                            (13.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                   VALUE (W)
---------                                                                 ---------
 COMMON STOCK -- 98.5%
            AUSTRALIA -- 4.1%
      47    Abb Grain Ltd. (A)..........................................  $    237
   1,056    Adsteam Marine Ltd. (A)(G)..................................     1,593
     614    AWB Ltd. (A)(G).............................................     1,978
     303    Excel Coal Ltd. (A)(G)......................................     1,819
     884    Multiplex Group (A).........................................     2,147
     593    PaperlinX Ltd. (A)(G).......................................     1,376
     181    Santos Ltd. (A).............................................     1,629
     473    Transurban Group (A)(G).....................................     2,440
                                                                          --------
                                                                            13,219
                                                                          --------
            BELGIUM -- 1.5%
       9    S.A. D'Ieteren N.V. (A)(G)..................................     2,821
      18    Umicore (A).................................................     2,344
                                                                          --------
                                                                             5,165
                                                                          --------
            CHINA -- 1.3%
   4,028    Beijing Capital International Airport Co., Ltd. (A).........     2,573
   3,173    China Oilfield Services Ltd. (A)(G).........................     1,615
                                                                          --------
                                                                             4,188
                                                                          --------
            DENMARK -- 2.7%
      64    Carlsberg A/S Class B (A)...................................     4,683
      35    Danisco A/S (A).............................................     2,581
      29    Trygvesta A/S (A)...........................................     1,825
                                                                          --------
                                                                             9,089
                                                                          --------
            FINLAND -- 1.3%
     145    Nokian Rendaat Oyj (A)(G)...................................     1,909
      85    Tietoenator Oyj (A)(G)......................................     2,441
                                                                          --------
                                                                             4,350
                                                                          --------
            FRANCE -- 7.2%
     103    Arkema (G)(D)...............................................     4,037
      19    Bacou-Dalloz (A)(G).........................................     2,254
      45    bioMerieux S.A. (A)(G)......................................     2,676
      24    Cegedim S.A. (D) (A)(G).....................................     2,078
      77    Dassault Systemes S.A. (D) (A)(G)...........................     4,128
      15    Klepierre (I) (A)(G)........................................     1,703
      21    SEB S.A. (A)................................................     2,321
      51    S.O.I. TEC, S.A. (D) (A)(G).................................     1,505
      36    Sodexho Alliance S.A. (A)(G)................................     1,711
      10    Unibail (A).................................................     1,798
                                                                          --------
                                                                            24,211
                                                                          --------
            GERMANY -- 9.0%
      57    AWD Holding AG (A)(G).......................................     1,903
      24    Deutsche Euroshop (A)(G)....................................     1,670
     102    ELMOS Semiconductor AG (D) (A)(G)...........................     1,012
     222    GEA Group AG (A)............................................     3,794
      78    GFK AG (D)(G)...............................................     2,835
     139    Kontron AG (D) (A)(G).......................................     1,603
     181    MTU Aero Engines Holdings AG (A)(G).........................     6,007
      96    Praktiker Bau-Und Heimwerkermaerkte Holding AG (D) (A)(G)...     2,676
     144    SGL Carbon AG (D) (A).......................................     2,878

                                                                           MARKET
 SHARES                                                                   VALUE (W)
---------                                                                 ---------
            GERMANY -- (CONTINUED)
      79    Thielert AG (D) (A).........................................  $  2,429
      32    Wacker Chemie AG (D)........................................     3,358
                                                                          --------
                                                                            30,165
                                                                          --------
            GREECE -- 2.0%
     703    Hellenic Technodomiki Tev S.A. (A)..........................     6,759
                                                                          --------
            HONG KONG -- 1.2%
   1,232    Chinese Estates Holdings Ltd. (A)...........................     1,331
   3,088    Far East Pharmaceutical Technology Co., Ltd.
              (A) (D)(G)(B).............................................        --
   1,410    Shangri-La Asia Ltd. .......................................     2,714
                                                                          --------
                                                                             4,045
                                                                          --------
            INDIA -- 0.6%
      76    Dr. Reddy's Laboratories Ltd. ADR (G).......................     2,108
                                                                          --------
            ITALY -- 5.3%
     221    Banca Popolare di Milano S.c.r.l. (A)(G)....................     2,810
     298    Brembo S.p.A. (A)...........................................     2,966
     447    Immobiliare Grande Distribuzione (A)........................     1,377
      88    Indesit Co. S.p.A. (A)(G)...................................       966
      25    Pirelli & C. Real Estate S.p.A. (A).........................     1,688
     511    Safilo S.p.A. (D) (A).......................................     2,407
   1,459    Sorin S.p.A. (D) (A)(G).....................................     2,519
      39    Tod's S.p.A. (A)(G).........................................     2,922
                                                                          --------
                                                                            17,655
                                                                          --------
            JAPAN -- 24.1%
     364    77 Bank Ltd. (A)............................................     2,532
      55    Disco Corp. (A)(G)..........................................     3,079
      73    FamilyMart Co., Ltd. (A)....................................     2,093
     534    Fuji Fire & Marine Insurance Co., Ltd. (A)(G)...............     2,206
      31    Hakuhodo DY Holdings, Inc. (A)(G)...........................     2,306
      77    Hamamatsu Photonics KK (A)(G)...............................     2,662
      53    Hogy Medical Co., Ltd. (A)(G)...............................     2,773
      40    Honeys Co., Ltd. (A)(G).....................................     1,702
      58    Japan Petroleum Exploration Co., Ltd. (A)...................     3,699
       4    Jupiter Telecommunications Co., Ltd. (D) (A)................     2,701
      83    Kobayashi Pharmaceutical Co., Ltd. (A)......................     3,412
     119    MEC Co., Ltd. (A)(G)........................................     1,733
      54    Milbon Co., Ltd. (A)........................................     2,191
      96    Morinaga & Co., Ltd. (A)(G).................................       265
      64    Neomax Co., Ltd. (A)(G).....................................     1,356
     134    Nidec Copal Corp. (A)(G)....................................     1,794
      --    Nomura Real Estate Office Fund, Inc. (A)(G).................     1,267
      52    OBIC Business Consultants Ltd. (A)(G).......................     3,051
      18    OBIC Co., Ltd. (A)(G).......................................     3,722
      25    Point, Inc. (A).............................................     1,402
      19    Ryohin Keikaku Co., Ltd. (A)................................     1,570
     224    Shionogi & Co., Ltd. (A)(G).................................     3,996
     163    Sumitomo Forestry Co., Ltd. (A)(G)..........................     1,699
   1,581    Sumitomo Osaka Cement Co., Ltd. (A)(G)......................     4,868
      90    Taiyo Ink Manufacturing Co., Ltd. (A).......................     4,600
     143    Tanabe Seiyaku Co., Ltd (A).................................     1,763
     112    The Yamaguchi Bank Ltd. (A).................................     1,617
      47    Tocalo Co., Ltd. (A)........................................     1,506

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                   VALUE (W)
---------                                                                 ---------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
     225    Toppan Forms Co., Ltd. (A)..................................  $  2,859
      31    Uni-Charm Corp. (A)(G)......................................     1,703
      79    Union Tool Co. (A)..........................................     3,991
     161    Uny Co., Ltd. (A)...........................................     2,372
      29    USS Co., Ltd. (A)...........................................     1,920
                                                                          --------
                                                                            80,410
                                                                          --------
            LIECHTENSTEIN -- 0.9%
      15    Verwalt & Privat-Bank AG (A)................................     3,128
                                                                          --------
            LUXEMBOURG -- 0.6%
      85    Stolt-Nielsen S.A. (A)(G)...................................     1,993
                                                                          --------
            MALAYSIA -- 1.3%
     796    Resorts World Berhad........................................     2,536
   1,422    YTL Corp. Berhad............................................     1,880
                                                                          --------
                                                                             4,416
                                                                          --------
            MEXICO -- 0.5%
     609    Empresas ICA S.A. (D).......................................     1,718
                                                                          --------
            NETHERLANDS -- 2.4%
      55    Ordina N.V. (A).............................................     1,267
     120    Qiagen N.V. (D) (A)(G)......................................     1,620
      70    SBM Offshore N.V. (A).......................................     1,871
     140    Wolters Kluwer N.V.(D) (A)..................................     3,312
                                                                          --------
                                                                             8,070
                                                                          --------
            PORTUGAL -- 0.6%
     403    Mota -- Engil S.A. (A)......................................     2,127
                                                                          --------
            SINGAPORE -- 0.4%
   1,338    Goodpack Ltd. (D) (A).......................................     1,381
                                                                          --------
            SOUTH KOREA -- 1.5%
      40    GS Engineering & Construction Corp. (A).....................     2,580
      27    Hyundai Motor Co., Ltd. (A).................................     2,294
                                                                          --------
                                                                             4,874
                                                                          --------
            SPAIN -- 1.4%
     794    Iberia Lineas Aer De Espana (A)(G)..........................     2,049
     111    Prosegur Compania de Seguridad S.A. (A)(G)..................     2,779
                                                                          --------
                                                                             4,828
                                                                          --------
            SWEDEN -- 4.5%
     116    Alfa Laval Ab (A)(G)........................................     3,475
      87    D. Carnegie & Co. Ab (A)(G).................................     1,592
     126    Munters Ab (A)(G)...........................................     4,201
     260    Swedish Match Ab (A)(G).....................................     4,185
      93    Trelleborg Ab (A)(G)........................................     1,590
                                                                          --------
                                                                            15,043
                                                                          --------
            SWITZERLAND -- 7.5%
      14    Advanced Digital Broadcast Holdings SA (D) (A)..............       518
      36    Bachem Holding AG Class B...................................     2,070

                                                                           MARKET
 SHARES                                                                   VALUE (W)
---------                                                                 ---------
            SWITZERLAND -- (CONTINUED)
      24    Charles Voegele Holding AG (D) (A)..........................  $  1,704
      42    Dufry Group (D).............................................     3,352
     102    EFG International (D).......................................     2,824
      32    Ems-Chemie Holding AG (A)...................................     3,523
       2    Geberit AG (A)..............................................     2,295
      54    Logitech International S.A. (D) (A).........................     2,073
       6    Sulzer AG (A)...............................................     4,256
      19    Ypsomed Holding AG (A)(G)...................................     2,302
                                                                          --------
                                                                            24,917
                                                                          --------
            THAILAND -- 0.5%
   5,933    Krung Thai Bank plc.........................................     1,595
                                                                          --------
            UNITED KINGDOM -- 16.1%
     150    Antofagasta (A).............................................     1,160
     517    Benfield Group plc (A)......................................     3,293
     534    Cattles plc (A).............................................     3,248
     111    Close Brothers Group plc (A)................................     1,869
      26    CSR plc (A) (D).............................................       596
     451    EMI Group plc (A)...........................................     2,531
     578    FirstGroup plc (A)..........................................     5,008
   1,525    FKI plc (A).................................................     3,022
     990    GCAP Media plc (A)(G).......................................     4,208
     333    ICAP plc (A)................................................     3,061
     342    Jardine Lloyd Thompson Group plc (A)........................     2,352
     292    Lancashire Holdings Ltd. (D)(G).............................     1,646
      28    Mapeley Ltd. (A)(G).........................................     1,573
     390    Petrofac Ltd. (A)...........................................     1,878
     180    Speedy Hire plc.............................................     2,919
     310    SSL International plc (A)...................................     1,702
     325    Star Energy Group plc (D)...................................     1,739
      91    Travis Perkins plc (A)......................................     2,551
     110    Ultra Electronics Holdings plc (A)..........................     1,973
      99    Vedanta Resources plc (A)...................................     2,522
     301    Wolfson Microelectronics plc (A) (D)........................     2,489
     561    Yule Catto & Co. plc (A)....................................     2,357
                                                                          --------
                                                                            53,697
                                                                          --------
            Total common stock
              (cost $312,471)...........................................  $329,151
                                                                          --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 23.0%
            REPURCHASE AGREEMENTS -- 1.0%
 $ 1,152    Bank of America TriParty Joint Repurchase Agreement,
              5.24%, 7-3-2006...........................................  $  1,152
     361    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006...........................................       361
     886    Morgan Stanley TriParty Joint Repurchase Agreement,
              5.27%, 7-3-2006...........................................       886

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                   VALUE (W)
---------                                                                 ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $    50    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006...........................................  $     50
     611    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006...........................................       611
                                                                          --------
                                                                             3,060
                                                                          --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY LENDING -- 22.0%
  73,684    Navigator Prime Portfolio...................................    73,684
                                                                          --------
            Total short-term investments
              (cost $76,744)............................................  $ 76,744
                                                                          --------
            Total investments in securities
              (cost $389,215) (C).......................................  $405,895
                                                                          ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.46% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $291,820, which represents 87.30% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $389,680 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.....  $ 30,271
      Unrealized depreciation.....   (14,056)
                                    --------
      Net unrealized
        appreciation..............  $ 16,215
                                    ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (B)The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

            PERIOD
           ACQUIRED        SHARES/PAR          SECURITY           COST BASIS
           --------        ----------          --------           ----------
      03/2004 - 05/2004     3,088       Far East Pharmaceutical     $  445
                                        Technology Co., Ltd.

     The aggregate value of this security at June 30, 2006 was $--.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $1,703, which represents 0.51% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                        UNREALIZED
                                     MARKET   CONTRACT    DELIVERY     APPRECIATION
DESCRIPTION            TRANSACTION   VALUE     AMOUNT       DATE      (DEPRECIATION)
-----------            -----------   ------   --------   ----------   --------------
British Pound              Sell      $  64     $  63     07/03/2006       $  (1)
British Pound              Sell        156       153     07/05/2006          (3)
British Pound              Sell        121       121     07/05/2006          --
Euro                        Buy         88        86     07/03/2006           2
Euro                        Buy        201       198     07/03/2006           3
Euro                        Buy        323       323     07/03/2006          --
Euro                        Buy        335       335     07/05/2006          --
Japanese Yen               Sell        281       276     07/03/2006          (5)
Japanese Yen               Sell        481       473     07/03/2006          (8)
Japanese Yen               Sell          9         8     07/05/2006          (1)
Japanese Yen               Sell        584       585     07/05/2006           1

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                        UNREALIZED
                                     MARKET   CONTRACT    DELIVERY     APPRECIATION
DESCRIPTION            TRANSACTION   VALUE     AMOUNT       DATE      (DEPRECIATION)
-----------            -----------   ------   --------   ----------   --------------
New Zealand Dollar          Buy      6,148     6,709     10/31/2006        (561)
New Zealand Dollar         Sell      6,147     7,006     10/31/2006         859
Swedish Krona               Buy        323       322     07/05/2006           1
                                                                          -----
                                                                          $ 287
                                                                          =====

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                              PERCENTAGE OF
INDUSTRY                                                       NET ASSETS
---------------------------------------------------------------------------
Basic Materials                                                    14.6%
---------------------------------------------------------------------------
Capital Goods                                                       8.4
---------------------------------------------------------------------------
Consumer Cyclical                                                  16.3
---------------------------------------------------------------------------
Consumer Staples                                                    5.1
---------------------------------------------------------------------------
Energy                                                              3.7
---------------------------------------------------------------------------
Finance                                                            17.8
---------------------------------------------------------------------------
Health Care                                                         8.5
---------------------------------------------------------------------------
Services                                                            8.7
---------------------------------------------------------------------------
Technology                                                         10.2
---------------------------------------------------------------------------
Transportation                                                      4.6
---------------------------------------------------------------------------
Utilities                                                           0.6
---------------------------------------------------------------------------
Short-Term Investments                                             23.0
---------------------------------------------------------------------------
Other Assets & Liabilities                                        (21.5)
---------------------------------------------------------------------------
TOTAL                                                             100.0%
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 93.8%
            BASIC MATERIALS -- 5.3%
   1,038    Cameco Corp. (G)..................................  $   41,505
     668    Peabody Energy Corp. .............................      37,263
     441    Phelps Dodge Corp. (G)............................      36,233
   1,910    Rinker Group Ltd. (A).............................      23,130
     239    Rohm & Haas Co. ..................................      11,977
                                                                ----------
                                                                   150,108
                                                                ----------
            CAPITAL GOODS -- 3.1%
     436    Alliant Techsystems, Inc. (D)(G)..................      33,296
   1,002    American Standard Cos., Inc. .....................      43,344
     261    Lam Research Corp. (D)(G).........................      12,172
                                                                ----------
                                                                    88,812
                                                                ----------
            CONSUMER CYCLICAL -- 14.7%
     379    Abercrombie & Fitch Co. Class A...................      21,030
     622    American Eagle Outfitters, Inc. ..................      21,156
     488    BorgWarner, Inc. .................................      31,795
      68    Chico's FAS, Inc. (D).............................       1,832
     439    Coach, Inc. (D)...................................      13,126
     552    D.R. Horton, Inc. ................................      13,149
     386    Fastenal Co. .....................................      15,564
     670    Foster Wheeler Ltd. (D)...........................      28,961
     426    Gildan Activewear, Inc. (D).......................      20,041
     523    Michaels Stores, Inc. ............................      21,560
     181    Mohawk Industries, Inc. (D)(G)....................      12,726
   1,283    Newell Rubbermaid, Inc. ..........................      33,137
     427    Oshkosh Truck Corp. ..............................      20,277
     372    PACCAR, Inc. .....................................      30,650
   1,101    PetsMart, Inc. ...................................      28,191
     929    Saks, Inc. .......................................      15,019
   1,325    Supervalu, Inc. ..................................      40,662
     903    Tiffany & Co. ....................................      29,807
     636    Williams-Sonoma, Inc. (G).........................      21,663
                                                                ----------
                                                                   420,346
                                                                ----------
            ENERGY -- 6.4%
   1,284    Chesapeake Energy Corp. (G).......................      38,844
     315    CNX Gas Corp. (D).................................       9,447
     389    EOG Resources, Inc. (G)...........................      26,996
     835    GlobalSantaFe Corp. ..............................      48,204
     519    Noble Corp. ......................................      38,632
     612    Southwestern Energy Co. (D).......................      19,082
                                                                ----------
                                                                   181,205
                                                                ----------
            FINANCE -- 14.5%
     439    AMBAC Financial Group, Inc. ......................      35,562
   1,300    AmeriCredit Corp. (D)(G)..........................      36,296
     757    Assurant, Inc. ...................................      36,648
     155    Blackrock, Inc. Class A (G).......................      21,544
     955    Conseco, Inc. (D)(G)..............................      22,067
   1,176    E*Trade Financial Group (D).......................      26,832
     179    Everest Re Group Ltd. ............................      15,496
     141    General Growth Properties, Inc. ..................       6,371
     183    Golden West Financial Corp. ......................      13,571
       8    Hong Kong Exchanges & Clearing Ltd. (A)...........          52
   1,828    Host Hotels & Resorts, Inc. ......................      39,989

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     469    State Street Corp. ...............................  $   27,250
     973    T. Rowe Price Group, Inc. (G).....................      36,774
   1,193    TD Ameritrade Holding Corp. ......................      17,673
     716    UCBH Holdings, Inc. (G)...........................      11,838
   1,091    UnumProvident Corp. ..............................      19,771
     735    Ventas, Inc. .....................................      24,892
     443    Webster Financial Corp. ..........................      21,006
                                                                ----------
                                                                   413,632
                                                                ----------
            HEALTH CARE -- 10.9%
     340    Amylin Pharmaceuticals, Inc. (D)..................      16,761
     548    Barr Pharmaceuticals, Inc. (D)....................      26,120
     363    Cephalon, Inc. (D)(G).............................      21,845
     534    Coventry Health Care, Inc. (D)....................      29,355
     309    Edwards Lifesciences Corp. (D)....................      14,033
     502    Eisai Co., Ltd. (A)...............................      22,625
     356    ICOS Corp. (D)(G).................................       7,831
     918    Lincare Holdings, Inc. (D)........................      34,733
   1,103    Manor Care, Inc. .................................      51,762
   1,874    Millennium Pharmaceuticals, Inc. (D)(G)...........      18,681
     953    Mylan Laboratories, Inc. .........................      19,062
   1,543    Shionogi & Co., Ltd. (A)..........................      27,550
     579    Vertex Pharmaceuticals, Inc. (D)(G)...............      21,237
                                                                ----------
                                                                   311,595
                                                                ----------
            SERVICES -- 19.7%
     425    Alliance Data Systems Corp. (D)...................      24,975
     802    Autodesk, Inc. (D)................................      27,644
   1,579    BISYS Group, Inc. (D).............................      21,632
     534    C.H. Robinson Worldwide, Inc. (G).................      28,462
     179    Cablevision Systems Corp. ........................       3,833
   2,360    Cadence Design Systems, Inc. (D)..................      40,478
     550    Cognizant Technology Solutions Corp. (D)..........      37,074
     206    Corporate Executive Board Co. ....................      20,671
     869    EchoStar Communications Corp. Class A (D).........      26,765
   1,292    Equifax, Inc. ....................................      44,367
     434    Fluor Corp. ......................................      40,360
     138    Focus Media Holding Ltd. ADR (D)..................       8,979
     432    Harrah's Entertainment, Inc. .....................      30,721
     669    Manpower, Inc. ...................................      43,211
     366    Monster Worldwide, Inc. (D).......................      15,605
     716    Republic Services, Inc. ..........................      28,863
     625    Robert Half International, Inc. ..................      26,237
   6,715    Sirius Satellite Radio, Inc. (D)(G)...............      31,897
     548    Starwood Hotels & Resorts.........................      33,078
     802    Univision Communications, Inc. Class A (D)........      26,880
                                                                ----------
                                                                   561,732
                                                                ----------
            TECHNOLOGY -- 15.7%
   2,588    Activision, Inc. (D)..............................      29,454
   1,226    ADTRAN, Inc. .....................................      27,506
   1,981    Altera Corp. (D)..................................      34,760
     201    American Reprographics Co. (D)....................       7,286
   1,395    American Tower Corp. Class A (D)(G)...............      43,413
     614    Cognos, Inc. (D)(G)...............................      17,457
     493    DaVita, Inc. (D)..................................      24,507
   1,575    Fairchild Semiconductor International, Inc. (D)...      28,618

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   1,044    Jabil Circuit, Inc. ..............................  $   26,721
   1,226    Linear Technology Corp. ..........................      41,055
     597    Mercury Interactive Corp. (D).....................      20,870
   1,272    Network Appliance, Inc. (D).......................      44,912
   1,196    Red Hat, Inc. (D)(G)..............................      27,991
     803    Rockwell Collins, Inc. ...........................      44,841
     613    Roper Industries, Inc. ...........................      28,658
                                                                ----------
                                                                   448,049
                                                                ----------
            TRANSPORTATION -- 1.7%
     644    AMR Corp. (D)(G)..................................      16,360
     269    Expeditors International of Washington, Inc. .....      15,067
     724    UTI Worldwide, Inc. ..............................      18,269
                                                                ----------
                                                                    49,696
                                                                ----------
            UTILITIES -- 1.8%
   1,160    Northeast Utilities...............................      23,979
     581    NRG Energy, Inc. (D)(G)...........................      27,997
                                                                ----------
                                                                    51,976
                                                                ----------
            Total common stock
              (cost $2,382,192)...............................  $2,677,151
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 12.9%
            REPURCHASE AGREEMENTS -- 5.0%
$ 54,062    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $   54,062
  16,945    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      16,945
  41,556    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................      41,556
   2,355    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................       2,355

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
$ 28,645    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................  $   28,645
                                                                ----------
                                                                   143,563
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.9%
 225,400    BNY Institutional Cash Reserve Fund...............     225,400
                                                                ----------
            Total short-term investments
              (cost $368,963).................................  $  368,963
                                                                ----------
            Total investments in securities
              (cost $2,751,155) (C)...........................  $3,046,114
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.31% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $73,357, which represents 2.57% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $2,754,611 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 393,834
      Unrealized depreciation.......................   (102,331)
                                                      ---------
      Net unrealized appreciation...................  $ 291,503
                                                      =========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 10.2%
     205    Albemarle Corp. ..................................  $    9,830
     203    Arch Coal, Inc. ..................................       8,584
      88    Ashland, Inc. ....................................       5,890
     117    Carlisle Cos., Inc. (G)...........................       9,294
   1,124    Chemtura Corp. (G)................................      10,500
     350    Cytec Industries, Inc. (G)........................      18,760
     428    Huntsman Corp. (D)(G).............................       7,411
      86    Michelin (C.G.D.E.) Class B (A)...................       5,196
     916    Pactiv Corp. (D)..................................      22,678
     299    Temple-Inland, Inc. ..............................      12,797
                                                                ----------
                                                                   110,940
                                                                ----------
            CAPITAL GOODS -- 11.9%
     190    Alliant Techsystems, Inc. (D).....................      14,476
     274    American Standard Cos., Inc. .....................      11,856
     126    Black & Decker Corp. .............................      10,676
     613    Goodrich Corp. ...................................      24,690
     258    Kennametal, Inc. .................................      16,085
     107    Lam Research Corp. (D)............................       4,988
     209    Parker-Hannifin Corp. ............................      16,242
     134    Terex Corp. (D)...................................      13,236
     524    Varian Semiconductor Equipment Associates, Inc.
              (D)(G)..........................................      17,089
                                                                ----------
                                                                   129,338
                                                                ----------
            CONSUMER CYCLICAL -- 10.9%
     486    American Axle & Manufacturing Holdings, Inc. .....       8,322
     513    Arris Group, Inc. (D)(G)..........................       6,724
     181    BorgWarner, Inc. .................................      11,764
      46    CBRL Group, Inc. (G)..............................       1,568
     919    Foot Locker, Inc. ................................      22,497
     344    Newell Rubbermaid, Inc. (G).......................       8,888
     146    Office Depot, Inc. (D)............................       5,552
     422    Ruby Tuesday, Inc. (G)............................      10,291
     223    TRW Automotive Holdings Corp. (D).................       6,078
     286    United Stationers, Inc. (D).......................      14,120
     125    V.F. Corp. .......................................       8,456
     232    Walter Industries (G).............................      13,392
                                                                ----------
                                                                   117,652
                                                                ----------
            CONSUMER STAPLES -- 3.9%
     305    Bunge Ltd. (G)....................................      15,318
     145    Ralcorp Holdings, Inc. (D)(G).....................       6,171
     488    Smithfield Foods, Inc. (D)........................      14,063
     434    Tyson Foods, Inc. Class A (G).....................       6,451
                                                                ----------
                                                                    42,003
                                                                ----------
            ENERGY -- 3.9%
     315    Newfield Exploration Co. (D)(G)...................      15,397
     325    Noble Energy, Inc. (G)............................      15,225
     453    UGI Corp. ........................................      11,160
                                                                ----------
                                                                    41,782
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- 17.2%
     141    Affiliated Managers Group, Inc. (D)...............  $   12,286
     349    AMBAC Financial Group, Inc. ......................      28,288
   1,000    Apollo Investment Corp. (G).......................      18,471
     381    CIT Group, Inc. ..................................      19,938
      51    City National Corp. (G)...........................       3,333
     150    Everest Re Group Ltd. (G).........................      12,959
     683    Grupo Imsa S.A. de C.V. ..........................       2,355
     551    Huntington Bancshares, Inc. ......................      12,986
     588    KKR Financial Corp. (G)...........................      12,245
     350    Platinum Underwriters Holdings Ltd. (G)...........       9,796
     154    Radian Group, Inc. (G)............................       9,502
     315    Reinsurance Group of America, Inc. (G)............      15,462
     104    UnionBanCal Corp. ................................       6,704
     458    UnumProvident Corp. (G)...........................       8,300
     683    Verzatec SA de CV (D).............................         181
     289    Webster Financial Corp. ..........................      13,686
                                                                ----------
                                                                   186,492
                                                                ----------
            HEALTH CARE -- 7.4%
     337    Barr Pharmaceuticals, Inc. (D)....................      16,067
      70    Bausch & Lomb, Inc. ..............................       3,423
     292    Cooper Companies, Inc. (G)........................      12,933
     850    Endo Pharmaceuticals Holdings, Inc. (D)...........      28,030
   1,139    Impax Laboratories, Inc. (D)(G)...................       7,119
     563    Theravance, Inc. (D)(G)...........................      12,891
                                                                ----------
                                                                    80,463
                                                                ----------
            SERVICES -- 9.3%
     184    Avid Technology, Inc. (D)(G)......................       6,136
     983    BearingPoint, Inc. (D)............................       8,224
     453    Donnelley (R.R.) & Sons Co. ......................      14,464
     429    Entercom Communications Corp. (G).................      11,230
     541    IMS Health, Inc. (G)..............................      14,512
     495    R.H. Donnelley Corp. (G)..........................      26,739
   1,219    Unisys Corp. (D)(G)...............................       7,652
     276    URS Corp. (D).....................................      11,600
                                                                ----------
                                                                   100,557
                                                                ----------
            TECHNOLOGY -- 16.8%
     341    Acuity Brands, Inc. (G)...........................      13,257
     758    Arrow Electronics, Inc. (D).......................      24,401
   1,224    Cinram International Income Fund..................      28,618
     360    Citizens Communications Co. (G)...................       4,697
     177    Embarq Corp. (D)..................................       7,251
     856    Fairchild Semiconductor International, Inc.
              (D)(G)..........................................      15,559
   1,128    Flextronics International Ltd. (D)(G).............      11,975
   1,158    GrafTech International Ltd. (D)(G)................       6,717
      93    MEMC Electronic Materials, Inc. (D)...............       3,469
     334    NCR Corp. (D).....................................      12,234
     803    Powerwave Technologies, Inc. (D)(G)...............       7,327
     454    QLogic Corp. (D)..................................       7,829
     515    Reynolds & Reynolds Co. Class A (G)...............      15,795
     196    Syniverse Holdings, Inc. (D)......................       2,886

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     418    Tektronix, Inc. ..................................  $   12,303
     452    Vishay Intertechnology, Inc. (D)(G)...............       7,108
                                                                ----------
                                                                   181,426
                                                                ----------
            TRANSPORTATION -- 2.7%
     290    Trinity Industries, Inc. (G)......................      11,726
     287    UAL Corp. (D)(G)..................................       8,887
     211    Yellow Roadway Corp. (D)(G).......................       8,894
                                                                ----------
                                                                    29,507
                                                                ----------
            UTILITIES -- 4.9%
     447    Northeast Utilities (G)...........................       9,235
     839    PPL Corp. ........................................      27,109
     124    SBM Offshore N.V. (A).............................       3,311
     327    Wisconsin Energy Corp. ...........................      13,178
                                                                ----------
                                                                    52,833
                                                                ----------
            Total common stock
              (cost $932,076).................................  $1,072,993
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 21.1%
            REPURCHASE AGREEMENTS -- 0.8%
$  3,070    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    3,070
     962    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................         962
   2,359    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       2,359
     134    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         134
   1,626    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       1,626
                                                                ----------
                                                                     8,151
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 20.3%
 220,540    Navigator Prime Portfolio.........................  $  220,540
                                                                ----------
            Total short-term investments
              (cost $228,691).................................  $  228,691
                                                                ----------
            Total investments in securities
              (cost $1,160,767) (C)...........................  $1,301,684
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.66% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $8,507, which represents 0.79% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,161,633 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $180,900
      Unrealized depreciation........................   (40,849)
                                                       --------
      Net unrealized appreciation....................  $140,051
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell             $1,086          $1,086          7/5/2006             $  --
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            CAPITAL GOODS -- 1.7%
 $32,362    Caterpillar, Inc. ................................  5.25%   07/05/2006   $   32,343
                                                                                     ----------
            CONSUMER STAPLES -- 2.9%
  29,000    KFW International Holdings (I)....................  5.18%   07/07/2006       28,975
  26,000    KFW International Holdings (I)....................  5.24%   07/10/2006       25,969
                                                                                     ----------
                                                                                         54,944
                                                                                     ----------
            FINANCE -- 94.9%
  23,000    Ab Spintab........................................  5.04%   07/27/2006       22,917
  23,000    Ab Spintab........................................  5.10%   08/18/2006       22,846
  23,000    Alliance & Leicester Commercial Bank plc..........  4.92%   07/07/2006       22,981
  21,783    Alliance & Leicester Commercial Bank plc..........  5.13%   08/18/2006       21,635
  23,000    American Express Credit Corp. ....................  5.06%   07/11/2006       22,968
  23,000    American Express Credit Corp. (L).................  5.29%   12/15/2006       23,013
  24,000    American General Finance Corp. ...................  5.21%   07/28/2006       23,907
  21,860    American General Finance Corp. ...................  5.87%   07/14/2006       21,865
  46,000    American Honda Finance Corp. (I) (L)..............  5.34%   08/15/2006       46,011
  20,000    Amsterdam Funding Corp. ..........................  5.08%   07/13/2006       19,966
  24,500    Amsterdam Funding Corp. ..........................  5.13%   08/02/2006       24,389
  10,000    Amsterdam Funding Corp. ..........................  5.30%   07/06/2006        9,993
  29,100    Anz Delaware, Inc. (M)............................  5.33%   07/25/2006       28,999
  23,000    Bank of America Corp. (L).........................  5.58%   08/22/2006       23,015
  21,700    Bank of America NA (L)............................  5.07%   05/15/2007       21,840
  23,000    Bank One Corp. (L)................................  5.28%   08/11/2006       23,004
  23,000    Barton Capital Corp. .............................  5.01%   07/06/2006       22,984
  24,000    Barton Capital Corp. .............................  5.11%   07/12/2006       23,963
  21,700    Bear Stearns & Co., Inc. (L)......................  4.78%   10/02/2006       21,952
  24,000    Bear Stearns & Co., Inc. .........................  5.15%   07/17/2006       23,945
  23,000    Britannia Building Society........................  5.11%   08/16/2006       22,851
  23,800    Britannia Building Society........................  5.29%   08/14/2006       23,647
  10,000    Britannia Building Society........................  5.34%   07/24/2006        9,966
  23,000    Cafco LLC (I).....................................  5.02%   07/05/2006       22,987
  24,000    Cafco LLC (I).....................................  5.11%   07/27/2006       23,912
  21,700    Citibank NA.......................................  5.17%   08/22/2006       21,700
  24,000    Citigroup Funding, Inc. ..........................  5.08%   07/11/2006       23,966
  10,300    Citigroup Funding, Inc. ..........................  5.25%   07/21/2006       10,270
  21,800    Countrywide Financial Corp. ......................  5.17%   07/17/2006       21,750
  25,000    Countrywide Financial Corp. ......................  5.35%   07/31/2006       24,889

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $24,000    General Electric Capital Corp. ...................  5.12%   07/12/2006   $   23,963
  25,000    General Electric Capital Corp. ...................  5.12%   07/19/2006       24,936
   7,000    General Electric Capital Corp. ...................  5.24%   07/24/2006        6,977
  46,000    Goldman Sachs Group, Inc. (L).....................  5.15%   08/01/2006       46,003
  24,000    Greenwich Capital Holdings (L)....................  5.31%   10/27/2006       24,003
  26,000    Greenwich Capital Holdings........................  5.43%   09/22/2006       25,679
  24,000    HBOS Treasury Services plc........................  5.36%   09/19/2006       23,717
  24,000    HSBC Finance Corp. ...............................  5.11%   07/07/2006       23,980
  22,500    HSBC Finance Corp. (L)............................  5.13%   03/06/2007       22,500
  26,200    JP Morgan Chase & Co. (L).........................  5.11%   07/02/2007       26,200
  46,000    Merrill Lynch & Co. (L)...........................  5.14%   10/19/2006       46,012
   9,550    Merrill Lynch & Co................................  5.21%   07/17/2006        9,528
  24,000    Morgan Stanley Dean Witter (L)....................  5.11%   11/28/2006       24,010
  10,000    Morgan Stanley Dean Witter........................  5.29%   07/13/2006        9,982
  23,000    Morgan Stanley Dean Witter (L)....................  5.48%   01/19/2007       23,012
  23,000    Nationwide Building Society (I)...................  5.08%   08/04/2006       22,890
  26,000    Nationwide Building Society.......................  5.47%   09/27/2006       25,657
  21,700    Nordea Bank AB (I) (L)............................  5.13%   05/09/2007       21,700
  23,000    Nordea North America..............................  5.07%   08/11/2006       22,868
  24,000    Northern Rock plc.................................  5.11%   07/10/2006       23,969
  26,000    Northern Rock plc.................................  5.29%   07/26/2006       25,905
  23,000    Old Line Funding LLC (I)..........................  5.04%   07/06/2006       22,984
  24,500    Old Line Funding LLC (I)..........................  5.13%   08/01/2006       24,392
  24,000    Preferred Funding (I).............................  5.09%   07/14/2006       23,956
  23,000    Preferred Funding (I).............................  5.13%   08/21/2006       22,834
  24,000    Sheffield Receivables.............................  5.06%   07/06/2006       23,983
  23,000    Sheffield Receivables.............................  5.07%   07/18/2006       22,945
  22,650    Skandinaviska Enskilda Bank (I)...................  5.26%   07/26/2006       22,568
  21,600    Skandinaviska Enskilda Bank NY (I) (L)............  5.14%   02/09/2007       21,600
  21,700    SLM Corp. (I) (L).................................  5.17%   05/04/2007       21,759
  18,135    SLM Corp. (L).....................................  5.22%   01/25/2007       18,149
  24,000    Svenska Handelsbanken Ab..........................  5.16%   08/07/2006       23,873
  24,000    Svenska Handelsbanken Ab..........................  5.18%   08/07/2006       23,873
   9,500    Swedbank..........................................  5.24%   07/21/2006        9,472
  43,400    Toyota Motor Credit Corp. (L).....................  5.38%   10/16/2006       43,432
  47,020    Triple A-1 Funding................................  5.20%   07/14/2006       46,932
   7,771    Triple A-1 Funding................................  5.33%   08/21/2006        7,713

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $23,000    UBS Finance LLC...................................  5.02%   07/05/2006   $   22,987
  26,000    UBS Finance LLC...................................  5.23%   07/21/2006       25,925
  23,000    Washington Mutual Bank (L)........................  4.98%   07/26/2006       23,300
  21,135    Washington Mutual Bank (L)........................  5.26%   02/28/2007       21,142
  24,000    Wells Fargo.......................................  5.15%   07/20/2006       24,000
  26,000    Wells Fargo.......................................  5.24%   07/24/2006       26,000
  21,600    Westpac Banking Corp. (I) (L).....................  5.18%   02/16/2007       21,600
  24,000    Westpac Banking Corp. (I).........................  5.29%   08/18/2006       23,832
  15,570    Yorktown Capital..................................  5.11%   07/10/2006       15,550
  24,000    Yorktown Capital..................................  5.21%   07/18/2006       23,941
  10,532    Yorktown Capital..................................  5.32%   07/21/2006       10,501
                                                                                     ----------
                                                                                     $1,800,865
                                                                                     ----------
            U.S. GOVERNMENT SECURITIES -- 1.1%
  21,800    Federal Home Loan Mortgage Corp. .................  5.50%   07/03/2007   $   21,800
                                                                                     ----------
            Total investments in securities
              (cost $1,909,952) (C)...........................                       $1,909,952
                                                                                     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.85% of total net assets at June 30, 2006.

  (C)Also represents cost for federal tax purpose.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $397,969, which represents 20.99% of total net assets.

  (L)Variable rate securities; the yield reported is the rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 23.0%
            FINANCE -- 23.0%
 $ 2,609    Ameriquest Mortgage Securities, Inc.,
              6.12%, 10-25-2033 (L)...........................  $  2,614
   3,528    Ameriquest Mortgage Securities, Inc.,
              6.39%, 9-25-2032 (L)............................     3,542
  15,000    Banc of America Commercial Mortgage, Inc.,
              4.76%, 7-10-2045................................    14,463
  46,311    Banc of America Commercial Mortgage, Inc.,
              4.83%, 7-11-2043 (I) (P)........................     2,255
  36,748    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.85%, 8-15-2038 (I) (P)........................     2,435
   5,744    Countrywide Home Loan Mortgage Pass Through Trust,
              5.00%, 1-25-2019................................     5,480
  53,125    Credit Suisse First Boston Mortgage Securities
              Corp.,
              4.01%, 3-15-2035 (I) (P)........................     2,187
  10,000    Discover Card Master Trust I,
              5.42%, 1-15-2008 (L)............................    10,032
      80    DLJ Mortgage Acceptance Corp.,
              7.25%, 9-25-2011 (I)............................        80
   5,000    First Franklin Mortgage Loan Asset Backed
              Certificates, 6.97%, 7-25-2033 (L)..............     5,004
     171    Green Tree Financial Corp.,
              6.27%, 6-1-2030.................................       171
     390    Green Tree Financial Corp.,
              7.30%, 1-15-2026................................       395
  10,000    Greenwich Capital Commercial Funding Corp.,
              4.53%, 1-5-2036.................................     9,502
   6,000    Greenwich Capital Commercial Mortgage Trust,
              5.12%, 4-10-2037 (L)............................     5,861
  47,160    LB-UBS Commercial Mortgage Trust,
              4.25%, 12-15-2036 (I) (P).......................     1,631
   5,695    Lehman Brothers Commercial Mortgage Trust,
              5.57%, 12-16-2014 (I) (L).......................     5,695
   5,000    Lehman Brothers Commercial Mortgage Trust,
              6.33%, 12-14-2014 (I) (L).......................     5,001
     185    Long Beach Asset Holdings Corp.,
              4.12%, 2-25-2035 (I)............................       185
  35,634    Mach One Trust,
              6.09%, 5-28-2040 (I) (P)........................     1,622
   3,000    Master Asset Backed Securities Trust,
              6.07%, 5-25-2033 (L)............................     3,011
   2,000    Master Asset Backed Securities Trust,
              7.12%, 5-25-2033 (L)............................     2,020
   4,837    MASTR Asset Securitization Trust,
              5.00%, 12-25-2018...............................     4,615
   4,800    MBNA Credit Card Master Note Trust,
              5.34%, 2-16-2010 (L)............................     4,808
   4,000    Merrill Lynch Mortgage Investors, Inc.,
              6.42%, 5-25-2032 (L)............................     4,009
   5,000    Merrill Lynch Mortgage Trust,
              5.24%, 11-12-2035...............................     4,810
   4,628    Morgan Stanley Dean Witter Capital I,
              6.32%, 11-25-2032 (L)...........................     4,648

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
 $   132    Novastar Nim Trust,
              3.97%, 3-25-2035 (I)............................  $    132
   5,915    Providian Gateway Master Trust,
              5.39%, 7-15-2010 (I) (L)........................     5,915
   3,636    Residential Asset Mortgage Products, Inc.,
              5.70%, 10-25-2031...............................     3,616
     742    Soundview Home Equity Loan Trust, Inc.,
              8.64%, 5-25-2030................................       743
   5,974    Spirit Master Funding LLC,
              5.76%, 3-20-2021 (I)............................     5,774
   4,992    Structured Asset Securities Corp.,
              6.32%, 2-25-2033 (L)............................     5,066
   3,608    Wachovia Bank Commercial Mortgage Trust,
              5.59%, 6-15-2013 (I) (L)........................     3,608
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $133,172).................................  $130,930
                                                                --------
U.S. GOVERNMENT SECURITIES -- 3.3%
            OTHER FEDERAL OBLIGATIONS -- 1.8%
   9,918    Small Business Administration,
              6.30%, 5-1-2019.................................  $ 10,086
                                                                --------
            U.S. TREASURY SECURITIES -- 1.5%
            U.S. TREASURY BONDS
   6,000    5.25% 2028........................................     5,972
                                                                --------
            U.S. TREASURY NOTES
   2,500    4.50% 2016........................................     2,379
                                                                --------
            Total U.S. government securities
              (cost $18,888)..................................  $ 18,437
                                                                --------
U.S. GOVERNMENT AGENCIES -- 77.0%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 34.2%
            MORTGAGE BACKED SECURITIES:
   1,862    4.50% 2018........................................  $  1,761
   3,080    4.947% 2035.......................................     2,981
      --    5.00% 2035........................................        --
  96,594    5.50% 2021 -- 2034 (Q)............................    93,456
   1,531    6.00% 2022 -- 2034................................     1,518
   2,489    6.50% 2014 -- 2017................................     2,518
   3,088    7.00% 2026 -- 2032................................     3,167
      46    7.50% 2024 -- 2025................................        47
     140    8.00% 2013 -- 2024................................       148
      57    8.50% 2009 -- 2024................................        59
       6    9.50% 2008........................................         6
     102    10.00% 2020.......................................       111
                                                                --------
                                                                 105,772
                                                                --------
            REMIC -- IO & IO-ETTE:
   1,145    5.50% 2015 (P)....................................        28
                                                                --------
            REMIC -- PAC'S:
  10,000    4.50% 2020........................................     9,088
  65,713    5.00% 2015-2028...................................    63,649
  15,802    5.50% 2035........................................    15,082
                                                                --------
                                                                  87,819
                                                                --------
                                                                 193,619
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 32.8%
            MORTGAGE BACKED SECURITIES:
 $ 7,665    4.50% 2034........................................  $  6,965
   7,590    4.80% 2035 (L)....................................     7,441
  64,517    5.00% 2018 -- 2036 (Q)............................    61,384
  29,692    5.50% 2019 -- 2036 (Q)............................    28,663
  27,348    6.00% 2023 -- 2035................................    27,047
  25,301    6.50% 2028 -- 2036 (Q)............................    25,516
   5,341    7.00% 2011 -- 2032................................     5,464
     358    8.00% 2029 -- 2031................................       381
      75    9.00% 2021........................................        81
                                                                --------
                                                                 162,942
                                                                --------
            REMIC-PAC'S:
  11,000    4.50% 2018........................................    10,209
  10,371    5.50% 2034........................................     9,881
   2,396    6.50% 2031........................................     2,427
                                                                --------
                                                                  22,517
                                                                --------
            ZERO COUPON STRIPS:
      32    11.00% 2009 (M)...................................        33
                                                                --------
                                                                 185,492
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 10.0%
            MORTGAGE BACKED SECURITIES:
  45,982    6.00% 2033 -- 2035................................    45,555
   6,653    6.50% 2028 -- 2032................................     6,746
   3,058    7.00% 2032........................................     3,154
     883    7.50% 2022 -- 2030................................       922
     192    8.50% 2017 -- 2030................................       207
     153    9.50% 2009........................................       160
       7    12.50% 2015.......................................         8
                                                                --------
                                                                  56,752
                                                                --------
            Total U.S. government agencies
              (cost $448,440).................................  $435,863
                                                                --------
            Total long-term investments
              (cost $600,500).................................  $585,230
                                                                --------
SHORT-TERM INVESTMENTS -- 4.0%
            FINANCE -- 1.8%
  10,000    Toyota Motor Credit Corp.,
              5.22%, 7-12-2006 (M)............................  $  9,983
                                                                --------
            REPURCHASE AGREEMENTS -- 2.2%
   3,977    BNP Paribas Repurchase Agreement,
              4.52%, 7-3-2006.................................     3,977

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $ 3,978    RBS Greenwich Repurchase Agreement,
              4.50%, 7-3-2006.................................  $  3,978
   4,474    UBS Securities LLC Repurchase Agreement,
              4.52%, 7-3-2006.................................     4,474
                                                                --------
                                                                  12,429
                                                                --------
            U.S. TREASURY BILLS -- 0.0%
     250    US Treasury Bill,
              4.72%, 8-10-2006 (M) (S)........................       249
                                                                --------
            Total short-term investments
              (cost $22,661)..................................  $ 22,661
                                                                --------
            Total investments in securities
              (cost $623,161) (C).............................  $607,891
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $623,491 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $    246
      Unrealized depreciation........................   (15,846)
                                                       --------
      Net unrealized depreciation....................  $(15,600)
                                                       ========

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $36,520, which represents 6.44% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $44,651.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.

                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                         NUMBER OF                                                  APPRECIATION
DESCRIPTION                                              CONTRACTS         POSITION           EXPIRATION           (DEPRECIATION)
-----------                                              ---------         --------         --------------         --------------
CBT 10 Year U.S. Treasury Note futures contracts             37              Long           September 2006              $(14)
                                                                                                                        ====

     These contracts had a market value of $3,880 as of June 30, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 3.8%
     353    Arch Coal, Inc. ..................................  $   14,954
      65    Eldorado Gold Corp. (D)...........................         312
      13    Foundation Coal Holdings, Inc. ...................         605
   1,636    Kingboard Chemical Holdings Ltd. (A)..............       4,610
      53    Kinross Gold Corp. (D)............................         575
     152    Martin Marietta Materials, Inc. ..................      13,886
      16    Schnitzer Steel Industries, Inc. .................         582
     372    Shaw Group, Inc. (D)(G)...........................      10,346
      93    Urasia Energy Ltd. (D)(H).........................         234
      62    Wacker Chemie AG (D)..............................       6,617
                                                                ----------
                                                                    52,721
                                                                ----------
            CAPITAL GOODS -- 3.1%
     280    Alliant Techsystems, Inc. (D).....................      21,409
      78    Bucyrus International, Inc. ......................       3,940
      24    Daktronics, Inc. .................................         678
       5    Dril-Quip, Inc. (D)...............................         429
     906    Goodman Global, Inc. (D)..........................      13,747
       6    Hydril Co. (D)....................................         455
      11    Oil States International, Inc. ...................         360
      14    Scientific Games Corp. Class A (D)................         502
      21    WMS Industries, Inc. (D)..........................         578
                                                                ----------
                                                                    42,098
                                                                ----------
            CONSUMER CYCLICAL -- 8.7%
     379    Aftermarket Technology Corp. (D)..................       9,430
      26    Central European Distribution Corp. (D)...........         664
     266    Citi Trends, Inc. (D)(G)..........................      11,349
      35    Conceptus, Inc. (D)...............................         473
      80    Dick's Sporting Goods, Inc. (D)...................       3,153
     348    DSW, Inc. (D)(G)..................................      12,678
     100    Dufry Group (D)...................................       8,013
     246    GameStop Corp. Class A (D)(G).....................      10,325
      35    GSI Commerce, Inc. (D)............................         476
      18    Hibbett Sporting Goods, Inc. .....................         421
     775    LKQ Corp. (D).....................................      14,732
     258    Panera Bread Co. Class A (D)......................      17,367
     164    Phillips-Van Heusen Corp. ........................       6,246
     457    Too, Inc. (D).....................................      17,556
       9    Tractor Supply (D)................................         520
     246    VistaPrint Ltd. (D)...............................       6,584
                                                                ----------
                                                                   119,987
                                                                ----------
            CONSUMER STAPLES -- 0.4%
     715    Jones Soda Co. (A)(D)(G)(H).......................       5,791
                                                                ----------
            ENERGY -- 5.4%
     664    Acergy S.A. (A)(D)................................      10,140
      12    Basic Energy Services, Inc. (D)...................         358
     280    Cabot Oil & Gas Corp. (G).........................      13,735
      60    Canwest Petroleum Corp. (D).......................         339
     140    Frontier Oil Corp. ...............................       4,539
     197    OPTI Canada, Inc. (D).............................       4,030
     572    Pride International, Inc. (D).....................      17,870

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     546    Range Resources Corp. ............................  $   14,851
     304    Western Oil Sands, Inc. Class A (D)...............       8,434
                                                                ----------
                                                                    74,296
                                                                ----------
            FINANCE -- 8.7%
     835    Admiral Group plc (A).............................       9,572
     120    Affiliated Managers Group, Inc. (D)(G)............      10,460
     409    Arch Capital Group Ltd. (D).......................      24,335
      47    Covanta Holding Corp. (D).........................         830
     674    ECI Telecom Ltd. (D)..............................       5,431
      12    Euronet Worldwide, Inc. (D).......................         445
      76    Federated Investors, Inc. ........................       2,395
      12    First Republic Bank...............................         536
      80    Friedman Billings Ramsey Group....................         877
      13    GATX Corp. .......................................         561
      78    Grubb & Ellis Company.............................         764
      14    Heartland Payment Systems, Inc. (D)...............         393
      12    Investment Technology Group, Inc. (D).............         595
       7    Jones Lang Laselle, Inc. .........................         595
     211    National Financial Partners Corp. ................       9,339
     491    Nuveen Investments, Inc. Class A..................      21,130
      48    Oil Service Holders Trust (G).....................       7,242
     295    ProAssurance Corp. (D)............................      14,226
      41    Services Acquisition Corp. (D)....................         407
     261    Signature Bank (D)................................       8,446
      20    Texas Capital Bancshares, Inc. ...................         464
      15    Tower Group, Inc. ................................         451
      12    Wellcare Health Plans, Inc. (D)(G)................         594
                                                                ----------
                                                                   154,663
                                                                ----------
            HEALTH CARE -- 17.8%
      18    Abaxis, Inc. (D)..................................         394
     599    Alkermes, Inc. (D)................................      11,330
      22    Alnylam Pharmaceuticals, Inc. (D).................         333
     320    Amylin Pharmaceuticals, Inc. (D)(G)...............      15,804
     371    Arena Pharmaceuticals, Inc. (D)(G)................       4,295
     467    AtheroGenics, Inc. (D)(G).........................       6,088
     259    Covance, Inc. (D).................................      15,855
     517    Digene Corp. (D)..................................      20,020
      21    DJO, Inc. (D).....................................         766
     554    Exelixis, Inc. (D)................................       5,572
      18    Genomic Health, Inc. (D)..........................         211
      32    Gentiva Health Services...........................         508
      13    Healthways, Inc. (D)..............................         695
     529    Human Genome Sciences, Inc. (D)(G)................       5,659
     202    ICOS Corp. (D)(G).................................       4,451
      65    Intuitive Surgical, Inc. (D)......................       7,635
     431    Kyphon, Inc. (D)..................................      16,529
     525    LifePoint Hospitals, Inc. (D).....................      16,884
     428    Magellan Health Services, Inc. (D)................      19,382
     324    Medicines Co. (D).................................       6,329
     920    Mylan Laboratories, Inc. .........................      18,400
      19    Nektar Therapeutics...............................         339
      10    Neurometrix, Inc. ................................         314
     678    Pharmaceutical Product Development, Inc. .........      23,813
      92    Schwarz Pharma AG (A)(G)..........................       8,199
     613    Symbion, Inc. (D).................................      12,727

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
     232    Universal Health Services, Inc. Class B...........  $   11,673
      15    Ventana Medical Systems, Inc. (D).................         684
     273    Vertex Pharmaceuticals, Inc. (D)(G)...............      10,037
                                                                ----------
                                                                   244,926
                                                                ----------
            SERVICES -- 14.2%
      22    Allscripts Healthcare Solutions, Inc. (D).........         391
      36    aQuantive, Inc. (D)...............................         902
     179    Bankrate, Inc. (D)(G).............................       6,778
     162    Central European Media Enterprises Ltd. (D).......      10,215
     145    Corporate Executive Board Co. ....................      14,565
     511    Corrections Corp. of America (D)..................      27,038
     350    DreamWorks Animation SKG, Inc. (D)................       8,021
      17    Ectel Ltd. (D)....................................          73
     251    Focus Media Holding Ltd. ADR (D)..................      16,342
      63    GameTech International, Inc. (D)..................         566
     420    Kenexa Corp. (D)..................................      13,373
     280    Lamar Advertising Co. (D).........................      15,061
      12    Life Time Fitness, Inc. (D).......................         541
     381    Live Nation (D)...................................       7,753
     599    MoneyGram International, Inc. ....................      20,332
      15    Orient Express Hotels, Ltd. Class A (D)...........         590
     665    Pinnacle Entertainment (D)........................      20,377
     195    Stericycle, Inc. (D)..............................      12,691
      18    Stratasys, Inc. ..................................         518
      29    Town Sports International.........................         357
     194    URS Corp. (D).....................................       8,164
     195    Washington Group International, Inc. .............      10,396
      29    World Wrestling Federation Entertainment..........         495
                                                                ----------
                                                                   195,539
                                                                ----------
            TECHNOLOGY -- 28.5%
      45    24/7 Real Media, Inc. (D).........................         392
   1,101    Activision, Inc. (D)..............................      12,527
     509    American Reprographics Co. (D)....................      18,465
     546    American Tower Corp. Class A (D)..................      16,976
     399    Ansys, Inc. (D)...................................      19,071
     176    Art Technology Group, Inc. (D)....................         525
      33    Aspen Technology, Inc. (D)........................         432
      62    Barco N.V. (A)....................................       5,734
     416    Cognos, Inc. (D)..................................      11,839
      12    Costar Group, Inc. ...............................         736
     271    Cree, Inc. (D)(G).................................       6,442
     581    Crown Castle International Corp. (D)..............      20,074
     374    CSR plc (A)(D)....................................       8,686
     209    CTRIP Communications International
              Ltd. (D)(G).....................................      10,665
     229    Equinix, Inc. (D)(G)..............................      12,551
     611    Evergreen Solar, Inc. (G).........................       7,935
      68    Hologic, Inc. (D).................................       3,347
   1,373    Integrated Device Technology, Inc. (D)............      19,464
     703    International Rectifier Corp. (D).................      27,464
      71    Move, Inc. (D)....................................         386
     597    Netflix, Inc. (D)(G)..............................      16,250
     558    Neustar, Inc. (D).................................      18,849
      54    Nuance Communications, Inc. (D)...................         543

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
     683    O2Micro International ADR (D).....................  $    5,253
      28    Openwave Systems, Inc. (D)........................         325
   1,871    Opsware, Inc. (D)(G)..............................      15,416
      19    Rackable Systems, Inc. (D)........................         762
     504    Red Hat, Inc. (D)(G)..............................      11,796
     624    Redback Networks, Inc. (D)........................      11,447
      24    Rightnow Technologies, Inc. (D)...................         392
     391    S.O.I. TEC, S.A. (A) (D)(G).......................      11,526
      12    SiRF Technology Holdings, Inc. (D)................         377
      65    STATS ChipPAC Ltd. ADR (D)........................         404
      36    Stereotaxis, Inc. ................................         393
     555    Syniverse Holdings, Inc. (D)......................       8,157
     416    Teledyne Technologies, Inc. (D)...................      13,626
     393    THQ, Inc. (D).....................................       8,490
     317    TomTom N.V. (A)(D)(G).............................      12,323
     228    Transaction Systems Architects, Inc. (D)..........       9,509
   1,035    Verifone Holdings, Inc. (D).......................      31,533
     372    Verint Systems, Inc. (D)..........................      10,851
      35    Website Pros, Inc. (D)............................         362
                                                                ----------
                                                                   392,295
                                                                ----------
            TRANSPORTATION -- 4.2%
     304    American Commercial Lines, Inc. (D)...............      18,306
     366    Copa Holdings S.A. Class A........................       8,285
     266    Florida East Coast Industries, Inc. ..............      13,908
      16    Genesee & Wyoming, Inc. Class A (D)...............         582
     438    GOL Linhas Aereas Inteligentes S.A. ADR (G).......      15,537
      92    Grupo TMM S.A. ADR (D)............................         372
      17    Kansas City Southern (D)..........................         479
      22    Wabtec............................................         834
                                                                ----------
                                                                    58,303
                                                                ----------
            UTILITIES -- 1.8%
     195    NRG Energy, Inc. (D)..............................       9,408
     499    Renewable Energy Corp. AS (D)(G)..................       7,132
     307    Suntech Power Holdings ADR (D)(G).................       8,683
                                                                ----------
                                                                    25,223
                                                                ----------
            Total common stock
              (cost $1,220,230)...............................  $1,365,842
                                                                ----------
INVESTMENT COMPANIES -- 2.5%
     470    iShares Russell 2000 Growth Index Fund (cost
              $33,816)........................................  $   34,575
                                                                ----------
            Total investment companies........................  $   34,575
                                                                ----------

PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 16.3%
            REPURCHASE AGREEMENTS -- 1.1%
 $ 2,397    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    2,397
   2,741    BNP Paribas Repurchase Agreement,
              4.52%, 7-3-2006.................................       2,741
     751    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................         751

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALL COMPANY HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $ 1,842    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................  $    1,842
   2,741    RBS Greenwich Repurchase Agreement,
              4.50%, 7-3-2006.................................       2,741
     105    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         105
   1,270    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       1,270
   3,083    UBS Securities LLC Repurchase Agreement,
              4.52%, 7-3-2006.................................       3,083
                                                                ----------
                                                                    14,930
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 15.2%
 209,659    BNY Institutional Cash Reserve Fund...............     209,659
                                                                ----------
            Total short-term investments
              (cost $224,589).................................  $  224,589
                                                                ----------
            Total investments in securities
              (cost $1,444,819) (C)...........................  $1,590,431
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.51% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $76,581, which represents 5.56% of total net assets.
  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,446,492 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $183,644
      Unrealized depreciation........................   (39,705)
                                                       --------
      Net unrealized appreciation....................  $143,939
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

       PERIOD
      ACQUIRED   SHARES/PAR        SECURITY        COST BASIS
      --------   ----------        --------        ----------
      June 2006     715       Jones Soda Co.,        $6,712
                              Reg D
      June 2006      93       Urasia Energy Ltd.        228

     The aggregate value of these securities at June 30, 2006 was $6,025, which represents 0.44% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
            DESCRIPTION                      TRANSACTION          VALUE           AMOUNT            DATE           (DEPRECIATION)
            -----------                      -----------         ------          --------         --------         --------------
British Pound                                   Sell             $   933         $   918          07/03/06             $ (15)
British Pound                                   Sell               4,036           3,987          07/05/06               (49)
Canadian Dollar                                  Buy               2,592           2,607          07/05/06               (15)
Euro                                            Sell              10,932          10,733          07/19/06              (199)
                                                                                                                       -----
                                                                                                                       $(278)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.6%
            BASIC MATERIALS -- 6.2%
     70     Carpenter Technology Corp. .......................  $    8,050
    123     Cleveland-Cliffs, Inc. (G)........................       9,713
    193     Eagle Materials, Inc. ............................       9,163
    107     Mueller Industries, Inc. .........................       3,544
     77     PW Eagle, Inc. (G)................................       2,316
    459     Select Comfort Corp. (D)(G).......................      10,550
    110     Sun Hydraulics Corp. (G)..........................       2,288
    157     Timken Co. .......................................       5,254
    223     UAP Holding Corp. ................................       4,872
    112     VeraSun Energy Corp. (D)(G).......................       2,947
                                                                ----------
                                                                    58,697
                                                                ----------
            CAPITAL GOODS -- 4.2%
     59     Briggs & Stratton Corp. (G).......................       1,845
     59     Cascade Corp. ....................................       2,333
    158     Goodman Global, Inc. (D)..........................       2,401
    242     Graco, Inc. ......................................      11,111
    101     Lennox International, Inc. .......................       2,680
     74     Lone Star Technologies, Inc. (D)..................       4,003
     78     Nordson Corp. ....................................       3,836
     87     Photronics, Inc. (D)..............................       1,289
    114     Tennant Co. ......................................       5,742
    103     Toro Co. .........................................       4,796
                                                                ----------
                                                                    40,036
                                                                ----------
            CONSUMER CYCLICAL -- 9.9%
     95     Albany International Corp. Class A................       4,031
     61     American Woodmark Corp. (G).......................       2,141
    125     Be Aerospace, Inc. (D)............................       2,864
    236     Click Commerce, Inc. (D)(G).......................       4,646
    285     DSW, Inc. (D)(G)..................................      10,361
    188     Furniture Brands International, Inc. (G)..........       3,924
    325     Genesco, Inc. (D)(G)..............................      11,021
     25     J. Crew Group, Inc. (D)...........................         678
     68     McGrath RentCorp..................................       1,899
    269     Merge Technologies, Inc. (D)(G)...................       3,306
     69     Meritage Homes Corp. (D)..........................       3,246
    163     Noble International Ltd. (G)......................       2,328
    208     PSS World Medical, Inc. (D)(G)....................       3,666
    119     RARE Hospitality International, Inc. (D)..........       3,408
    355     Skechers U.S.A., Inc. Class A (D).................       8,547
    298     Standard-Pacific Corp. ...........................       7,653
     82     Stanley Furniture Co., Inc. ......................       1,963
    412     Stride Rite Corp. ................................       5,436
    190     Synaptics, Inc. (D)(G)............................       4,072
    490     Talbots, Inc. ....................................       9,044
                                                                ----------
                                                                    94,234
                                                                ----------
            ENERGY -- 8.2%
    201     Cabot Oil & Gas Corp. ............................       9,827
     49     Delek US Holdings, Inc. (D).......................         749
    125     Encore Acquisition Co. (D)........................       3,346
    200     Energy Partners Ltd. (D)(G).......................       3,782
    555     Frontier Oil Corp. (G)............................      17,995
    135     Giant Industries, Inc. (D)........................       8,971
    603     Grey Wolf, Inc. (D)...............................       4,643

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     44     Houston Exploration Co. (D)(G)....................  $    2,698
    527     Meridian Resource Corp. (D).......................       1,843
    349     PetroQuest Energy, Inc. (D).......................       4,283
    885     Seitel, Inc. (D)..................................       3,151
     99     St. Mary Land & Exploration Co. (G)...............       3,981
    147     Swift Energy Co. (D)..............................       6,328
     64     Trico Marine Services, Inc. (D)...................       2,179
    101     W&T Offshore, Inc. (G)............................       3,920
                                                                ----------
                                                                    77,696
                                                                ----------
            FINANCE -- 11.9%
     69     Aaron Rents, Inc. ................................       1,852
    176     Advanta Corp. Class B.............................       6,309
    277     Apsen Insurance Holdings Ltd. (G).................       6,451
    149     Arch Capital Group Ltd. (D).......................       8,836
    102     Assured Guaranty Ltd. ............................       2,590
    166     Bristol West Holdings, Inc. ......................       2,656
     59     City Holding Co. .................................       2,125
     72     CompuCredit Corp. (D)(G)..........................       2,768
    761     Doral Financial Corp. (G).........................       4,881
    104     First Community Bancorp...........................       6,150
    301     Hersha Hospitality Trust..........................       2,792
    592     Impac Mortgage Holdings, Inc. (G).................       6,617
    381     IndyMac Bancorp, Inc. ............................      17,451
    835     Scottish Re Group Ltd. (G)........................      13,924
    751     Strategic Hotels & Resorts, Inc. .................      15,567
     82     Sunstone Hotel Investors, Inc. ...................       2,392
     39     Taylor Capital Group, Inc. .......................       1,571
    151     Waddell and Reed Financial, Inc. Class A..........       3,105
    105     Wellcare Health Plans, Inc. (D)(G)................       5,160
                                                                ----------
                                                                   113,197
                                                                ----------
            HEALTH CARE -- 13.5%
    456     Alkermes, Inc. (D)(G).............................       8,618
    261     Amylin Pharmaceuticals, Inc. (D)(G)...............      12,871
    504     Applera Corp. -- Celera Genomics Group (D)(G).....       6,520
     90     Apria Healthcare Group, Inc. (D)..................       1,692
    350     Ciphergen Biosystems, Inc. (D)(G).................         389
    542     CV Therapeutics, Inc. (D)(G)......................       7,576
    283     Cytokinetics, Inc. (D)............................       1,783
    813     Encysive Pharmaceuticals, Inc. (D)(G).............       5,632
    868     Exelixis, Inc. (D)................................       8,721
     65     Haemonetics Corp. (D).............................       3,037
    267     Human Genome Sciences, Inc. (D)(G)................       2,855
    127     ICOS Corp. (D)(G).................................       2,797
    301     Incyte Corp. (D)..................................       1,385
    254     Magellan Health Services, Inc. (D)................      11,522
  1,036     NPS Pharmaceuticals, Inc. (D)(G)..................       5,055
    481     Nu Skin Enterprises, Inc. Class A (G).............       7,143
    367     Onyx Pharmaceuticals, Inc. (D)(G).................       6,178
    110     OSI Pharmaceuticals, Inc. (D)(G)..................       3,609
    273     Quidel Corp. (D)..................................       2,593
    693     Regeneron Pharmaceuticals, Inc. (D)...............       8,890
    518     Rigel Pharmaceuticals, Inc. (D)(G)................       5,040
    155     Salix Pharmaceuticals Ltd. (D)....................       1,910

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
    405     STERIS Corp. .....................................  $    9,256
    165     Zymogenetics, Inc. (D)............................       3,130
                                                                ----------
                                                                   128,202
                                                                ----------
            SERVICES -- 13.7%
    151     Advisory Board Co. (D)............................       7,262
    601     BISYS Group, Inc. (D).............................       8,227
    198     Central European Media Enterprises Ltd. (D).......      12,499
    285     Cerner Corp. (D)(G)...............................      10,562
    527     Cumulus Media, Inc. Class A (D)(G)................       5,623
    186     Digital River, Inc. (D)(G)........................       7,496
    138     Eclipsys Corp. (D)................................       2,506
     86     Factset Research Systems, Inc. ...................       4,058
    297     Gevity HR, Inc. (G)...............................       7,880
    243     Imergent, Inc. (D)(G).............................       3,153
    260     ITT Educational Services, Inc. (D)................      17,084
     43     John H. Harland Co. ..............................       1,884
    353     Journal Register Co. .............................       3,160
    313     Lin TV Corp. (D)..................................       2,360
    177     Live Nation (D)...................................       3,608
     83     MAXIMUS, Inc. ....................................       1,924
     95     MoneyGram International, Inc. ....................       3,208
    101     MTS Systems Corp. ................................       3,983
    142     Open Solutions, Inc. (D)..........................       3,776
    181     Parametric Technology Corp. (D)...................       2,305
    256     Perot Systems Corp. Class A (D)...................       3,701
    130     Per-Se Technologies, Inc. (D).....................       3,273
    703     Premiere Global Services, Inc. (D)................       5,308
    143     Resources Connection, Inc. (D)(G).................       3,580
     87     Wright Express Corp. (D)..........................       2,500
                                                                ----------
                                                                   130,920
                                                                ----------
            TECHNOLOGY -- 25.2%
     84     A.O. Smith Corp. .................................       3,908
    154     Acuity Brands, Inc. ..............................       5,992
    389     Acxiom Corp. .....................................       9,737
     76     ADTRAN, Inc. .....................................       1,693
    661     Amkor Technology, Inc. (D)(G).....................       6,255
    190     Ansys, Inc. (D)(G)................................       9,062
    344     Blackbaud, Inc. ..................................       7,804
    717     Brocade Communications Systems, Inc. (D)..........       4,403
     99     Candela Corp. (D).................................       1,564
    706     CSG Systems International, Inc. (D)(G)............      17,476
     49     Digital Generation Systems, Inc. (D)..............         266
    251     Diodes, Inc. (D)..................................      10,401
    339     Dobson Communications Corp. (D)(G)................       2,623
    294     eFunds Corp. (D)..................................       6,487
    213     Emulex Corp. (D)(G)...............................       3,466
    548     FuelCell Energy, Inc. (D)(G)......................       5,252
    696     Gemstar-TV Guide International, Inc. (D)..........       2,451
    223     Golden Telecom, Inc. (G)..........................       5,661
    151     Hutchinson Technology, Inc. (D)(G)................       3,255
    282     Hyperion Solutions Corp. (D)......................       7,774
    119     Infospace, Inc. (D)...............................       2,695
    763     Intervoice, Inc. (D)..............................       5,430

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
    659     iPass, Inc. (D)...................................  $    3,690
    331     j2 Global Communications, Inc. (D)(G).............      10,321
    212     Komag, Inc. (D)(G)................................       9,790
    127     LoJack Corp. (D)..................................       2,391
     79     MEMC Electronic Materials, Inc. (D)...............       2,948
    810     Micrel, Inc. (D)..................................       8,111
     49     MicroStrategy, Inc. (D)(G)........................       4,808
     70     Multi-Fineline Electronix, Inc. (D)(G)............       2,327
     98     Neustar, Inc. (D).................................       3,294
    174     Novatel, Inc. (D).................................       5,934
    226     OmniVision Technologies, Inc. (D)(G)..............       4,767
     80     Palomar Medical Technologies, Inc. (D)(G).........       3,646
    356     Portalplayer, Inc. (D)(G).........................       3,494
     82     QAD, Inc. ........................................         634
    152     Semtech Corp. (D).................................       2,196
    462     Silicon Image, Inc. (D)...........................       4,981
    136     Sybase, Inc. (D)..................................       2,636
    150     Syniverse Holdings, Inc. (D)......................       2,201
     72     Teledyne Technologies, Inc. (D)...................       2,369
    360     THQ, Inc. (D)(G)..................................       7,767
    109     Transaction Systems Architects, Inc. (D)..........       4,553
    140     Trident Microsystems, Inc. (D)....................       2,665
    704     Trizetto Group, Inc. (D)(G).......................      10,408
    592     United Online, Inc. ..............................       7,108
     61     Varian, Inc. (D)..................................       2,536
     98     Websense, Inc. (D)................................       2,021
                                                                ----------
                                                                   241,251
                                                                ----------
            TRANSPORTATION -- 5.8%
    326     Arkansas Best Corp. (G)...........................      16,384
    135     Continental Airlines, Inc. (D)(G).................       4,008
     89     Freighter America, Inc. ..........................       4,935
    144     General Maritime Corp. (G)........................       5,304
    564     Knight Transportation, Inc. ......................      11,394
     79     Maritrans, Inc. (G)...............................       1,972
    545     Werner Enterprises, Inc. (G)......................      11,041
                                                                ----------
                                                                    55,038
                                                                ----------
            Total common stock
              (cost $891,887).................................  $  939,271
                                                                ----------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 33.5%
            REPURCHASE AGREEMENTS -- 1.8%
 $6,386     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    6,386
  2,001     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       2,001
  4,908     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       4,908

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  278     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $      278
  3,383     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       3,383
                                                                ----------
                                                                    16,956
                                                                ----------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 31.7%
 297,755    BNY Institutional Cash Reserve Fund...............     297,755
      68    Evergreen Institutional Money Market Fund.........          68
     109    Evergreen Prime Cash Management Money Market
              Fund............................................         109
            REPURCHASE AGREEMENT
   4,467    Lehman Brothers Repurchase Agreement,
              4.98%, 7-3-2006.................................       4,467
                                                                ----------
                                                                   302,399
                                                                ----------
            Total short-term investments
              (cost $319,355).................................  $  319,355
                                                                ----------
            Total investments in securities
              (cost $1,211,242) (C)...........................  $1,258,626
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.88% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,214,083 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $134,671
      Unrealized depreciation........................   (90,128)
                                                       --------
      Net unrealized appreciation....................  $ 44,543
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.4%
            BASIC MATERIALS -- 6.2%
   1,417    Alcoa, Inc. ......................................  $   45,841
   2,703    Companhia Vale do Rio Doce ADR (G)................      64,971
   1,805    Dow Chemical Co. .................................      70,429
     811    DuPont (E.I.) de Nemours & Co. ...................      33,742
   1,663    Mittal Steel Co. (G)..............................      50,726
   1,032    Newmont Mining Corp. .............................      54,597
                                                                ----------
                                                                   320,306
                                                                ----------
            CAPITAL GOODS -- 2.6%
     650    American Standard Cos., Inc. .....................      28,134
     328    Boeing Co. .......................................      26,858
     634    Deere & Co. ......................................      52,933
     587    Goodrich Corp. ...................................      23,666
                                                                ----------
                                                                   131,591
                                                                ----------
            CONSUMER CYCLICAL -- 7.2%
     331    Altria Group, Inc. ...............................      24,327
     700    Best Buy Co., Inc. ...............................      38,410
   2,150    D.R. Horton, Inc. ................................      51,220
   2,677    Dollar General Corp. (G)..........................      37,419
   1,373    Federated Department Stores, Inc. ................      50,266
   2,801    Gap, Inc. (G).....................................      48,741
   1,723    Home Depot, Inc. .................................      61,648
     979    Newell Rubbermaid, Inc. ..........................      25,288
     586    Toyota Motor Corp. (A)............................      30,611
                                                                ----------
                                                                   367,930
                                                                ----------
            CONSUMER STAPLES -- 4.6%
     452    Clorox Co. (G)....................................      27,565
     803    Coca-Cola Co. ....................................      34,558
     797    PepsiCo, Inc. ....................................      47,852
   1,075    Procter & Gamble Co. .............................      59,776
   2,845    Unilever N.V. NY Shares...........................      64,151
                                                                ----------
                                                                   233,902
                                                                ----------
            ENERGY -- 6.9%
     749    ConocoPhillips....................................      49,095
     707    EnCana Corp. .....................................      37,222
   2,726    Exxon Mobil Corp. ................................     167,264
   2,309    Williams Cos., Inc. ..............................      53,927
   1,115    XTO Energy, Inc. (G)..............................      49,361
                                                                ----------
                                                                   356,869
                                                                ----------
            FINANCE -- 18.7%
   1,672    American International Group, Inc. ...............      98,714
   2,442    Bank of America Corp. ............................     117,466
   3,001    Citigroup, Inc. ..................................     144,787
   1,881    Countrywide Financial Corp. ......................      71,636
   2,150    E*Trade Financial Group (D).......................      49,063
     810    Federal Home Loan Mortgage Corp. .................      46,201
     246    Goldman Sachs Group, Inc. ........................      37,021
     470    ING Groep N.V.-Sponsored ADR (G)..................      18,465
       3    Mitsubishi UFJ Financial Group, Inc. (A)..........      36,909
     653    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      89,083
       6    ORIX Corp. (A)....................................       1,506
     715    State Street Corp. ...............................      41,523

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     280    Takefuji Corp. (A)................................  $   16,711
     788    UBS AG (G)........................................      86,390
   1,810    UnitedHealth Group, Inc. .........................      81,056
     291    Wellpoint, Inc. (D)...............................      21,140
                                                                ----------
                                                                   957,671
                                                                ----------
            HEALTH CARE -- 11.7%
   1,169    Abbott Laboratories...............................      50,998
   1,374    Amgen, Inc. (D)...................................      89,652
   4,793    Boston Scientific Corp. (D).......................      80,714
   1,127    Bristol-Myers Squibb Co. .........................      29,149
     774    Cardinal Health, Inc. ............................      49,804
   2,697    Elan Corp. plc ADR (D)(G).........................      45,033
   1,728    Lilly (Eli) & Co. ................................      95,518
   1,164    Sanofi-Aventis S.A. ADR (G).......................      56,672
   2,476    Schering-Plough Corp. ............................      47,113
   1,732    Shionogi & Co., Ltd. (A)..........................      30,925
     575    Wyeth.............................................      25,527
                                                                ----------
                                                                   601,105
                                                                ----------
            SERVICES -- 8.8%
   2,069    Accenture Ltd. Class A............................      58,586
     679    Autodesk, Inc. (D)................................      23,405
   1,336    Comcast Corp. Class A (D).........................      43,724
   1,816    News Corp. Class A................................      34,823
   9,948    Sun Microsystems, Inc. (D)........................      41,282
     812    United Parcel Service, Inc. Class B...............      66,844
   1,805    Viacom, Inc. Class B (D)..........................      64,691
   2,104    Walt Disney Co. ..................................      63,111
   3,762    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      55,112
                                                                ----------
                                                                   451,578
                                                                ----------
            TECHNOLOGY -- 28.3%
   1,444    Adobe Systems, Inc. (D)...........................      43,825
     393    America Movil S.A. de C.V. ADR....................      13,057
   1,656    American Tower Corp. Class A (D)..................      51,528
   4,975    AT&T, Inc. (G)....................................     138,745
   4,691    Cisco Systems, Inc. (D)...........................      91,621
   1,190    Corning, Inc. (D).................................      28,784
   8,419    EMC Corp. (D).....................................      92,359
   4,338    Flextronics International Ltd. (D)................      46,064
   6,825    General Electric Co. .............................     224,945
     139    Google, Inc. (D)..................................      58,203
   1,045    Lexmark International, Inc. ADR (D)...............      58,348
     552    Lockheed Martin Corp. ............................      39,579
   1,260    Marvell Technology Group Ltd. (D).................      55,847
   1,606    Maxim Integrated Products, Inc. (G)...............      51,559
   2,439    Medtronic, Inc. ..................................     114,443
   4,713    Microsoft Corp. ..................................     109,808
   2,929    Oracle Corp. (D)..................................      42,447
   1,252    Qualcomm, Inc. ...................................      50,184
      46    Samsung Electronics Co., Ltd. (A).................      29,143
   3,983    Sprint Nextel Corp. ..............................      79,616
   1,240    Tyco International Ltd. ..........................      34,086
                                                                ----------
                                                                 1,454,191
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 0.5%
   1,618    Southwest Airlines Co. ...........................  $   26,490
                                                                ----------
            UTILITIES -- 1.7%
     328    Dominion Resources, Inc. (G)......................      24,561
     202    E.On AG (A).......................................      23,228
     702    Exelon Corp. .....................................      39,895
                                                                ----------
                                                                    87,684
                                                                ----------
            Total common stock
              (cost $5,012,550)...............................  $5,053,126
                                                                ----------
INVESTMENT COMPANIES -- 1.2%
     502    S & P 500 Depositary Receipt
              cost ($63,035)..................................      63,809
                                                                ----------
            Total investment companies........................  $   63,809
                                                                ----------

PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.5%
            REPURCHASE AGREEMENTS -- 0.2%
 $ 4,819    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $   4,819
   1,511    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      1,511
   3,704    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................      3,704
     210    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................        210
   2,554    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      2,554
                                                                ---------
                                                                   12,798
                                                                ---------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.3%
 323,685    BNY Institutional Cash Reserve Fund...............  $  323,685
                                                                ----------
            Total short-term investments
              (cost $336,483).................................  $  336,483
                                                                ----------
            Total investments in securities
              (cost $5,349,033) (C)...........................  $5,389,609
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.54% of total net assets at June 30, 2006.
  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $258,116, which represents 5.02% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $5,389,503 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 260,604
      Unrealized depreciation.......................   (260,498)
                                                      ---------
      Net unrealized appreciation...................  $     106
                                                      =========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                   FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006.

                                                                       UNREALIZED
                             NUMBER OF                                APPRECIATION
      DESCRIPTION            CONTRACTS   POSITION     EXPIRATION     (DEPRECIATION)
      -----------            ---------   --------   --------------   --------------
      S&P 500 Mini Future      1,000       Long     September 2006       $(107)
                                                                         =====

     These contracts had a market value of $63,970 as of June 30, 2006.

     Cash was pledged as initial margin deposit for open futures contracts at June 30, 2006.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell             $5,067          $5,010          07/03/06              $(57)
Japanese Yen                                     Sell               158              155          07/03/06                (3)
Japanese Yen                                     Sell               984              966          07/05/06               (18)
Japanese Yen                                     Sell             1,090            1,092          07/05/06                 2
                                                                                                                        ----
                                                                                                                        $(76)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
COMMON STOCK -- 0.0%
                TECHNOLOGY -- 0.0%
$          --   Ntelos, Inc. Warrants (D)(H)......................  $       --
           --   Xo Holdings Warrants..............................          --
           --   Xo Holdings, Inc. (D)(G)(H).......................          --
                                                                    ----------
                Total common stock
                  (cost $1).......................................  $       --
                                                                    ----------
MUNICIPAL BONDS -- 0.2%
                GENERAL OBLIGATIONS -- 0.2%
        7,325   Oregon School Boards Association,
                  4.76%, Taxable Pension 6-30-2028................  $    6,379
                                                                    ----------
                HOUSING (HFA'S, ETC.) -- 0.0%
          275   Industry Urban DA,
                  6.10%, 5-1-2024.................................         280
                                                                    ----------
                Total municipal bonds
                  (cost $7,606)...................................  $    6,659
                                                                    ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 13.9%
                FINANCE -- 13.5%
       12,025   AmeriCredit Automobile Receivables Trust,
                  2.87%, 2-7-2011.................................  $   11,743
        8,763   Americredit Automobile Receivables Trust,
                  5.20%, 3-6-2011.................................       8,647
      273,765   Banc of America Commercial Mortgage, Inc.,
                  4.08%, 12-10-2042 (P)...........................       5,672
        2,695   Banc of America Commercial Mortgage, Inc.,
                  4.43%, 11-10-2039...............................       2,528
      101,748   Banc of America Commercial Mortgage, Inc.,
                  4.52%, 9-11-2036 (I) (P)........................       4,080
       20,010   Banc of America Commercial Mortgage, Inc.,
                  5.74%, 5-10-2045 (L)............................      19,893
        4,200   Bank One Issuance Trust,
                  4.77%, 2-16-2016................................       3,901
        1,418   Bear Stearns Commercial Mortgage Securities, Inc.,
                  2.96%, 8-13-2039................................       1,365
       80,982   Bear Stearns Commercial Mortgage Securities, Inc.,
                  4.07%, 7-11-2042 (P)(L).........................       2,766
       63,681   Bear Stearns Commercial Mortgage Securities, Inc.,
                  4.12%, 11-11-2041 (P)...........................       1,835
      145,092   Bear Stearns Commercial Mortgage Securities, Inc.,
                  5.50%, 2-11-2041 (I) (P)........................       3,235
        4,000   California Infrastructure PG&E,
                  6.48%, 12-26-2009...............................       4,039
        5,860   Capital One Auto Finance Trust,
                  4.32%, 5-15-2010................................       5,709

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                FINANCE -- (CONTINUED)
$      18,575   Capital One Multi-Asset Execution Trust,
                  4.40%, 8-15-2011................................  $   18,142
       69,623   CBA Commercial Small Balance Commercial Mortgage,
                  7.00%, 7-25-2035 (I) (P)........................       3,416
       51,286   CBA Commercial Small Balance Commercial Mortgage,
                  7.00%, 6-1-2036 (I) (P).........................       3,371
       12,560   Citibank Credit Card Issuance Trust,
                  5.70%, 5-15-2013................................      12,364
        8,050   Citigroup Commercial Mortgage Trust,
                  5.25%, 4-15-2040................................       7,863
        3,350   Connecticut RRB Special Purpose Trust CL&P,
                  6.21%, 12-30-2011...............................       3,412
        1,847   Conseco Finance Securitizations Corp.,
                  5.79%, 5-1-2033.................................       1,842
        1,753   Countrywide Asset-Backed Certificates,
                  5.46%, 7-25-2035................................       1,707
       10,539   Countrywide Financial Corp.,
                  6.25%, 5-15-2016................................      10,330
      240,946   Credit Suisse First Boston Mortgage Securities
                  Corp.,
                  4.39%, 7-15-2037 (I) (P)........................       7,000
       16,640   Credit Suisse Mortgage Capital Certificate,
                  5.83%, 6-15-2038 (L)............................      16,637
        2,414   CS First Boston Mortgage Securities Corp.,
                  2.08%, 5-15-2038................................       2,324
        1,835   CS First Boston Mortgage Securities Corp.,
                  4.51%, 7-15-2037................................       1,758
       15,300   CS First Boston Mortgage Securities Corp.,
                  4.69%, 4-15-2037................................      14,514
        8,580   DB Master Finance LLC,
                  5.78%, 6-20-2031................................       8,517
      344,101   GE Business Loan Trust,
                  6.14%, 6-15-2010 (I) (P)........................       4,896
       10,094   GE Business Loan Trust,
                  6.28%, 5-15-2034 (I)(L).........................      10,094
       15,000   GE Capital Commercial Mortgage Corp.,
                  4.12%, 3-10-2040................................      14,263
       15,300   GE Capital Commercial Mortgage Corp.,
                  4.71%, 5-10-2043................................      14,783
       71,018   GMAC Commercial Mortgage Securities, Inc.,
                  4.10%, 12-10-2041 (P)...........................       1,730
      178,467   Goldman Sachs Mortgage Securities Corp. II,
                  4.38%, 8-10-2038 (I) (P)........................       2,067

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
                FINANCE -- (CONTINUED)
$       9,655   Goldman Sachs Mortgage Securities Corp. II,
                  4.60%, 8-10-2038................................  $    9,377
          467   Green Tree Financial Corp.,
                  6.27%, 6-1-2030.................................         467
        1,888   Green Tree Financial Corp.,
                  7.24%, 6-15-2028................................       1,927
        9,725   Greenwich Capital Commercial Funding Corp.,
                  6.11%, 6-10-2016 (Q)............................       9,736
       19,075   Greenwich Capital Commercial Mortgage Trust,
                  5.12%, 4-10-2037 (L)............................      18,633
        4,333   Home Equity Asset Trust,
                  4.75%, 6-27-2035 (I)............................       4,284
        3,180   Hyundai Auto Receivables Trust,
                  5.29%, 6-25-2014................................       3,151
       62,136   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  3.68%, 1-15-2038 (I) (P)........................       2,100
      320,191   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  4.07%, 1-15-2042 (P)............................       5,256
      696,577   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  4.82%, 8-12-2037 (P)............................       3,115
       10,000   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  4.87%, 3-15-2046................................       9,549
        4,140   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  5.44%, 12-12-2044...............................       4,090
       20,010   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  5.47%, 4-15-2043 (L)............................      19,376
        6,712   LB-UBS Commercial Mortgage Trust,
                  2.72%, 3-15-2027................................       6,488
        8,823   LB-UBS Commercial Mortgage Trust,
                  3.34%, 9-15-2027................................       8,506
        7,185   Lehman Brothers Small Balance Commercial,
                  5.52%, 9-25-2030................................       6,848
          360   Long Beach Asset Holdings Corp.,
                  4.12%, 2-25-2035 (I)............................         359
        5,250   MBNA Corp.,
                  4.30%, 2-15-2011................................       5,121
        8,110   MBNA Credit Card Master Note Trust,
                  4.10%, 10-15-2012...............................       7,709
       13,950   MBNA Credit Card Master Note Trust,
                  4.50%, 1-15-2013................................      13,425
       68,222   Merrill Lynch Mortgage Trust,
                  3.96%, 9-12-2041 (I) (P)........................       2,319
        1,834   Merrill Lynch Mortgage Trust,
                  4.56%, 6-12-2043................................       1,757

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                FINANCE -- (CONTINUED)
$     253,651   Merrill Lynch Mortgage Trust,
                  4.57%, 6-12-2043 (P)............................  $    7,151
        9,920   Merrill Lynch/Countrywide Commercial Mortgage,
                  5.91%, 6-12-2046................................       9,958
        3,744   Morgan Stanley Auto Loan Trust,
                  5.00%, 3-15-2012 (I)............................       3,701
       73,119   Morgan Stanley Dean Witter Capital I,
                  0.46%, 8-25-2032 (A)(H)(P)......................          --
        6,835   Morgan Stanley Dean Witter Capital I,
                  7.61%, 4-30-2039 (I) (L)........................       6,877
       12,359   Morgan Stanley Dean Witter Capital I,
                  8.05%, 8-25-2032 (H)(P).........................         209
        7,100   Navistar Financial Corp. Owner Trust,
                  3.53%, 10-15-2012...............................       6,791
        8,350   Peco Energy Transition Trust,
                  6.13%, 3-1-2009.................................       8,407
        3,775   Popular ABS Mortgage Pass-Through Trust,
                  4.75%, 12-25-2034...............................       3,542
        3,180   Popular ABS Mortgage Pass-Through Trust,
                  5.42%, 4-25-2035................................       3,056
        6,625   Providian Gateway Master Trust,
                  3.35%, 9-15-2011 (I)............................       6,441
        8,150   Providian Gateway Master Trust,
                  3.80%, 11-15-2011 (I)...........................       7,947
        7,360   Providian Master Note Trust,
                  5.75%, 3-16-2015 (L)............................       7,360
        4,670   Renaissance Home Equity Loan Trust,
                  5.36%, 5-25-2035................................       4,531
        6,480   Renaissance Home Equity Loan Trust,
                  5.75%, 5-25-2036 (L)............................       6,354
        3,250   Residential Asset Mortgage Products, Inc.,
                  4.98%, 8-25-2034................................       3,122
          624   Soundview Home Equity Loan Trust, Inc.,
                  8.64%, 5-25-2030................................         624
        7,930   USAA Auto Owner Trust,
                  5.04%, 12-15-2011...............................       7,822
       61,822   Wachovia Bank Commercial Mortgage Trust,
                  3.65%, 2-15-2041 (I) (P)........................       1,928
      252,830   Wachovia Bank Commercial Mortgage Trust,
                  4.48%, 5-15-2044 (I) (P)........................       7,024
        1,835   Wachovia Bank Commercial Mortgage Trust,
                  4.52%, 5-15-2044................................       1,752
        8,050   Wachovia Bank Commercial Mortgage Trust,
                  4.72%, 1-15-2041................................       7,715
        6,930   Wachovia Bank Commercial Mortgage Trust,
                  5.42%, 1-15-2045................................       6,828

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
                FINANCE -- (CONTINUED)
$      20,010   Wachovia Bank Commercial Mortgage Trust,
                  5.56%, 3-15-2045 (L)............................  $   19,495
                                                                    ----------
                                                                       518,671
                                                                    ----------
                TRANSPORTATION -- 0.3%
        5,306   Continental Airlines, Inc.,
                  6.70%, 6-15-2021................................       5,275
        4,836   Continental Airlines, Inc.,
                  8.05%, 5-1-2022.................................       5,102
                                                                    ----------
                                                                        10,377
                                                                    ----------
                UTILITIES -- 0.1%
        4,740   Pacific Gas & Electric Energy Recovery Funding
                  LLC,
                  3.87%, 6-25-2011................................       4,618
                                                                    ----------
                Total Asset & Commercial Mortgage Backed
                  Securities
                  (cost $545,729).................................  $  533,666
                                                                    ----------
CORPORATE BONDS: INVESTMENT GRADE -- 24.6%
                BASIC MATERIALS -- 1.4%
       12,140   Falconbridge Ltd.,
                  7.25%, 7-15-2012................................  $   12,600
        2,425   Fortune Brands, Inc.,
                  5.125%, 1-15-2011...............................       2,323
        7,800   ICI Wilmington, Inc.,
                  4.375%, 12-1-2008...............................       7,528
        6,250   Noranda, Inc.,
                  6.20%, 6-15-2035................................       5,529
        7,995   Teck Cominco Ltd.,
                  5.375%, 10-1-2015...............................       7,446
        6,180   Teck Cominco Ltd.,
                  6.125%, 10-1-2035...............................       5,532
        7,425   Vale Overseas Ltd.,
                  8.25%, 1-17-2034................................       8,010
        4,975   Westvaco Corp.,
                  7.95%, 2-15-2031 (G)............................       5,294
                                                                    ----------
                                                                        54,262
                                                                    ----------
                CAPITAL GOODS -- 0.5%
       18,475   United Technologies Corp.,
                  6.05%, 6-1-2036.................................      18,174
                                                                    ----------
                CONSUMER CYCLICAL -- 1.8%
        5,480   DaimlerChrysler Corp.,
                  7.45%, 3-1-2027.................................       5,572
       20,225   DaimlerChrysler NA Holdings Corp.,
                  5.875%, 3-15-2011...............................      19,894
        7,420   Federated Department Stores, Inc.,
                  7.00%, 2-15-2028................................       7,519
        4,150   Foster's Finance Corp.,
                  4.875%, 10-1-2014 (I)...........................       3,794
        9,595   Home Depot, Inc.,
                  5.40%, 3-1-2016.................................       9,198

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                         VALUE (W)
-------------                                                       ----------
                CONSUMER CYCLICAL -- (CONTINUED)
$       7,930   JC Penney Corp., Inc.,
                  7.625%, 3-1-2097................................  $    7,872
        7,100   Kroger Co.,
                  7.50%, 4-1-2031 (G).............................       7,453
        7,240   Safeway, Inc.,
                  7.25%, 2-1-2031 (G).............................       7,348
                                                                    ----------
                                                                        68,650
                                                                    ----------
                CONSUMER STAPLES -- 0.6%
       11,414   Diageo Finance B.V.,
                  5.50%, 4-1-2013.................................      11,109
        9,025   SABMiller,
                  6.20%, 7-1-2011 (I).............................       9,044
        2,710   Weyerhaeuser Co.,
                  8.50%, 1-15-2025................................       3,033
                                                                    ----------
                                                                        23,186
                                                                    ----------
                ENERGY -- 2.6%
        9,085   Amerada Hess Corp.,
                  7.125%, 3-15-2033...............................       9,422
        4,000   Consumers Energy Co.,
                  5.15%, 2-15-2017................................       3,645
        5,190   Consumers Energy Co.,
                  5.375%, 4-15-2013...............................       4,981
        6,935   Enterprise Products Operating L.P.,
                  4.625%, 10-15-2009 (G)..........................       6,644
        5,300   Gazprom International S.A.,
                  7.20%, 2-1-2020 (I).............................       5,373
        5,795   Nexen, Inc.,
                  7.875%, 3-15-2032...............................       6,531
        4,890   Panhandle Eastern Pipeline,
                  2.75%, 3-15-2007 (G)............................       4,786
        7,960   Petro-Canada,
                  5.95%, 5-15-2035................................       7,278
        3,145   Ras Laffan Liquefied Natural Gas Co., Ltd.,
                  3.44%, 9-15-2009 (I)............................       3,019
       16,410   Ras Laffan Liquefied Natural Gas Co., Ltd.,
                  5.30%, 9-30-2020 (I)............................      15,291
EUR     7,710   Repsol International Finance,
                  4.625%, 10-8-2014...............................       9,637
        6,600   Schlumberger Ltd.,
                  2.125%, 6-1-2023................................      11,096
        3,435   Smepra Energy,
                  6.00%, 2-1-2013.................................       3,418
        8,660   Valero Energy Corp.,
                  7.50%, 4-15-2032................................       9,402
                                                                    ----------
                                                                       100,523
                                                                    ----------
                FINANCE -- 8.8%
        6,930   Aegon N.V.,
                  5.75%, 12-15-2020...............................       6,664
        7,300   AES El Salvador,
                  6.75%, 2-1-2016 (I).............................       6,725
       13,161   Aetna, Inc.,
                  5.75%, 6-15-2011................................      13,068

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                         VALUE (W)
-------------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                FINANCE -- (CONTINUED)
$          75   Americo Life, Inc.,
                  7.875%, 5-1-2013 (I)............................  $       75
       18,030   Amvescap plc,
                  4.50%, 12-15-2009...............................      17,237
        3,544   Amvescap plc,
                  5.375%, 2-27-2013...............................       3,390
        5,370   Army Hawaii Family Housing,
                  5.52%, 6-15-2050 (I)............................       4,958
        9,035   AvalonBay Communities, Inc.,
                  8.25%, 7-15-2008................................       9,458
        9,550   BAC Capital Trust XI,
                  6.625%, 5-23-2036...............................       9,434
        9,535   BAE Systems Holdings, Inc.,
                  5.20%, 8-15-2015 (I)............................       8,878
        4,600   Banco Nacional De Mtn Be,
                  3.875%, 01-21-2009 (I)..........................       4,340
JPY 2,110,000   Bank Nederlandse Gemeenten,
                  0.80%, 9-22-2008................................      18,417
          200   Bank of New York Institutional Capital,
                  7.78%, 12-1-2026 (I)............................         209
          250   Centura Capital Trust I,
                  8.85%, 6-1-2027 (H).............................         266
        5,740   CIT Group, Inc.,
                  4.125%, 11-3-2009 (G)...........................       5,463
JPY 1,633,500   Citigroup, Inc.,
                  0.80%, 10-30-2008...............................      14,194
        6,300   Credit Suisse First Boston USA, Inc.,
                  6.50%, 1-15-2012................................       6,501
        7,300   ERAC USA Finance Co.,
                  5.60%, 5-1-2015 (I).............................       6,941
        8,170   ERP Operating L.P.,
                  6.58%, 4-13-2015................................       8,418
       16,850   Freddie Mac,
                  5.25%, 7-18-2011................................      16,664
MXP    34,660   General Electric Capital Corp.,
                  9.50%, 8-4-2010.................................       3,077
        5,400   Humana, Inc.,
                  7.25%, 8-1-2006.................................       5,405
        8,700   ILFC E-Capital Trust II,
                  6.25%, 12-21-2065 (I)...........................       8,220
EUR       150   Landesbank Baden-Wurttemberg,
                  3.25%, 5-8-2008.................................         191
        8,597   Lehman Brothers Holdings, Inc.,
                  5.50%, 4-4-2016 (G).............................       8,215
        8,750   Lincoln National Corp.,
                  7.00%, 5-17-2066 (G)............................       8,682
        9,540   Marsh & McLennan Cos., Inc.,
                  5.75%, 9-15-2015................................       9,006
        6,575   Merrill Lynch & Co.,
                  4.125%, 9-10-2009...............................       6,278
       12,600   Merrill Lynch & Co.,
                  6.05%, 5-16-2016................................      12,517
       10,030   Morgan Stanley Dean Witter, Inc.,
                  4.75%, 4-1-2014.................................       9,196

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                         VALUE (W)
-------------                                                       ----------
                FINANCE -- (CONTINUED)
$      10,500   MUFG Capital Finance I Ltd.,
                  6.35%, 7-25-2049 (G)............................  $   10,128
          200   Prudential Holdings, LLC,
                  7.25%, 12-18-2023 (I)...........................         225
JPY 1,282,000   Rabobank Nederland,
                  0.20%, 6-20-2008................................      11,055
           96   Regional Diversified Funding,
                  9.25%, 3-15-2030 (I)............................         105
        9,564   Residential Capital Corp.,
                  6.00%, 2-22-2011................................       9,267
       11,510   Residential Capital Corp.,
                  6.375%, 6-30-2010...............................      11,353
       10,700   Simon Property Group, Inc.,
                  7.875%, 3-15-2016 (I)...........................      11,970
          100   Southern Investments UK plc,
                  6.80%, 12-1-2006................................         100
        8,166   St. Paul Travelers Cos., Inc.,
                  6.75%, 6-20-2036 (G)............................       8,063
        6,800   St. Paul Travelers Cos., Inc.,
                  8.125%, 4-15-2010...............................       7,304
        2,882   Travelers Property Casualty Corp.,
                  5.00%, 3-15-2013................................       2,740
        6,755   TuranAlem Finance B.V.,
                  8.00%, 3-24-2014................................       6,434
        5,865   Unitedhealth Group, Inc.,
                  5.375%, 3-15-2016...............................       5,548
        9,680   USB Capital IX,
                  6.19%, 3-29-2049................................       9,466
        9,490   Washington Mutual Bank,
                  5.95%, 5-20-2013 (G)............................       9,380
        4,700   WellPoint, Inc.,
                  6.80%, 8-1-2012.................................       4,894
                                                                    ----------
                                                                       340,119
                                                                    ----------
                FOREIGN GOVERNMENTS -- 2.6%
EUR    36,820   Bundesobligation,
                  3.50%, 10-10-2008...............................      46,986
CAD    43,180   Canadian Government,
                  3.25%, 12-1-2006................................      38,498
CAD       200   Canadian Government,
                  7.25%, 6-1-2007.................................         184
CAD       200   Canadian Government,
                  9.00%, 3-1-2011.................................         213
EUR       250   Deutscheland Bundesrepublic,
                  4.50%, 7-4-2009.................................         327
        3,370   El Salvador (Republic of),
                  8.25%, 4-10-2032 (I)............................       3,496
AUD       300   Italy,
                  5.875%, 8-14-2008...............................         222
       10,278   United Mexican States,
                  5.625%, 1-15-2017...............................       9,559
                                                                    ----------
                                                                        99,485
                                                                    ----------
                HEALTH CARE -- 0.2%
        9,475   Cardinal Health, Inc.,
                  5.85%, 12-15-2017...............................       9,034
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                SERVICES -- 1.3%
$       8,740   AOL Time Warner, Inc.,
                  7.70%, 5-1-2032 (G).............................  $    9,499
          100   Comcast Corp.,
                  10.625%, 7-15-2012..............................         119
       10,240   Cox Communications, Inc.,
                  5.45%, 12-15-2014...............................       9,468
        2,350   Electronic Data Systems,
                  3.875%, 7-15-2023 (G)...........................       2,332
        3,800   FedEx Corp.,
                  3.50%, 4-1-2009.................................       3,590
        9,625   Marriott International,
                  6.20%, 6-15-2016................................       9,457
        4,709   Mashantucket Western Pequot Revenue Bond,
                  5.91%, 9-1-2021 (I).............................       4,372
        9,715   Viacom, Inc.,
                  6.875%, 4-30-2036 (I)...........................       9,376
                                                                    ----------
                                                                        48,213
                                                                    ----------
                TECHNOLOGY -- 2.1%
        7,672   AT&T, Inc.,
                  9.75%, 11-15-2031...............................       8,808
        2,985   Bellsouth Capital Funding,
                  7.875%, 2-15-2030 (G)...........................       3,266
       12,600   Cingular Wireless Services, Inc.,
                  8.75%, 3-1-2031.................................      15,448
        6,557   Cisco Systems, Inc.,
                  5.50%, 2-22-2016................................       6,296
          500   Comcast Cable Communications, Inc.,
                  8.50%, 5-1-2027.................................         585
          165   GTE Corp.,
                  8.75%, 11-1-2021 (G)............................         192
        4,457   Raytheon Co.,
                  4.50%, 11-15-2007...............................       4,376
        3,825   Raytheon Co.,
                  6.55%, 3-15-2010................................       3,914
        3,655   Raytheon Co.,
                  8.30%, 3-1-2010.................................       3,946
        4,025   TCI Communications, Inc.,
                  8.75%, 8-1-2015 (G).............................       4,599
        7,975   Tele-Communications, Inc.,
                  7.875%, 8-1-2013................................       8,591
       14,925   Telefonica Emisiones SAU,
                  6.42%, 6-20-2016................................      14,894
        6,060   Telefonica Emisiones SAU,
                  7.05%, 6-20-2036................................       6,057
        1,500   Verizon Maryland, Inc.,
                  8.30%, 8-1-2031.................................       1,635
          125   Verizon Virginia, Inc.,
                  4.625%, 3-15-2013...............................         112
                                                                    ----------
                                                                        82,719
                                                                    ----------
                TRANSPORTATION -- 0.7%
        4,006   American Airlines, Inc.,
                  6.98%, 4-1-2011.................................       4,082

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                TRANSPORTATION -- (CONTINUED)
$      10,875   CSX Corp.,
                  6.75%, 3-15-2011................................  $   11,284
          325   Roadway Corp.,
                  8.25%, 12-1-2008................................         337
        5,655   Royal Caribbean Cruises Ltd.,
                  7.00%, 6-15-2013................................       5,604
        4,025   Royal Caribbean Cruises Ltd.,
                  7.50%, 10-15-2027 (G)...........................       3,860
                                                                    ----------
                                                                        25,167
                                                                    ----------
                UTILITIES -- 2.0%
        6,550   Carolina Power & Light,
                  5.25%, 12-15-2015...............................       6,173
        6,110   Centerpoint Energy Resources Corp.,
                  7.875%, 4-1-2013................................       6,642
        7,475   CenterPoint Energy, Inc.,
                  6.85%, 6-1-2015 (G).............................       7,690
        8,090   Commonwealth Edison,
                  5.90%, 3-15-2036................................       7,455
        3,875   Detroit Edison Co.,
                  6.125%, 10-1-2010 (G)...........................       3,905
        8,774   Dominion Resources, Inc.,
                  5.79%, 9-28-2007 (L)(G).........................       8,779
        6,080   Duke Energy Corp.,
                  3.75%, 3-5-2008.................................       5,894
        5,735   Northern States Power Co.,
                  6.25%, 6-1-2036.................................       5,697
        4,150   NorthWestern Corp.,
                  7.30%, 12-1-2006 (I)............................       4,167
       11,170   Ohio Edison Co.,
                  6.875%, 7-15-2036 (G)...........................      11,350
        3,190   Puget Sound Energy, Inc.,
                  7.96%, 2-22-2010................................       3,402
        4,150   Texas-New Mexico Power Co.,
                  6.125%, 6-1-2008................................       4,130
        1,400   Westar Energy, Inc.,
                  5.15%, 1-1-2017.................................       1,281
                                                                    ----------
                                                                        76,565
                                                                    ----------
                Total corporate bonds: investment grade
                  (cost $965,723).................................  $  946,097
                                                                    ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 7.6%
                BASIC MATERIALS -- 0.8%
        3,548   Equistar Chemicals L.P.,
                  8.75%, 2-15-2009................................  $    3,663
        6,880   Goodyear Tire & Rubber Co.,
                  11.25%, 3-1-2011................................       7,551
       12,100   Potlatch Corp.,
                  13.00%, 12-1-2009...............................      14,145
        4,856   Vedanta Resources plc,
                  6.625%, 2-22-2010 (I)...........................       4,637
                                                                    ----------
                                                                        29,996
                                                                    ----------
                CAPITAL GOODS -- 0.3%
       11,410   L-3 Communications Corp.,
                  3.00%, 8-1-2035.................................      11,125
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                         VALUE (W)
-------------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
                CONSUMER CYCLICAL -- 1.0%
$       9,650   Arvinmeritor, Inc.,
                  8.75%, 3-1-2012 (G).............................  $    9,409
       10,345   General Motors Corp.,
                  6.375%, 5-1-2008 (G)............................       9,854
       11,500   Technical Olympic USA, Inc.,
                  8.25%, 4-1-2011 (I).............................      10,724
        8,475   TRW Automotive, Inc.,
                  9.375%, 2-15-2013...............................       9,005
                                                                    ----------
                                                                        38,992
                                                                    ----------
                CONSUMER STAPLES -- 0.1%
        4,585   Dole Food Co., Inc.,
                  8.625%, 5-1-2009................................       4,379
                                                                    ----------
                ENERGY -- 0.3%
        6,206   Chesapeake Energy Corp.,
                  2.75%, 11-15-2035 (I)(G)(Y).....................       6,361
          220   Husky Oil Co.,
                  8.90%, 8-15-2028................................         231
        3,900   Naftogaz Ukrainy,
                  8.125%, 9-30-2009...............................       3,640
                                                                    ----------
                                                                        10,232
                                                                    ----------
                FINANCE -- 1.0%
        2,015   American Real Estate Partners L.P.,
                  7.125%, 2-15-2013...............................       1,934
JPY 2,600,000   Asian Development Bank,
                  1.15%, 10-6-2008................................      22,804
       14,210   General Motors Acceptance Corp.,
                  6.875%, 9-15-2011...............................      13,559
                                                                    ----------
                                                                        38,297
                                                                    ----------
                HEALTH CARE -- 0.1%
        2,345   Select Medical Corp.,
                  10.82%, 9-15-2015 (I)(L)(G).....................       2,134
                                                                    ----------
                SERVICES -- 2.1%
       16,640   Dex Media West LLC, Inc.,
                  9.875%, 8-15-2013...............................      18,034
       57,750   Dow Jones CDX HY,
                  8.625%, 6-29-2011 (I)(G)........................      56,667
        6,395   Hilton Hotels Corp.,
                  7.625%, 12-1-2012...............................       6,592
                                                                    ----------
                                                                        81,293
                                                                    ----------
                TECHNOLOGY -- 1.2%
        9,170   Citizens Communications Co.,
                  9.00%, 8-15-2031................................       9,285
        5,325   Dobson Cellular Systems,
                  8.375%, 11-1-2011 (I)...........................       5,471
        4,990   Intelsat Bermuda Ltd.,
                  9.25%, 6-15-2016 (I)............................       5,152
       10,305   Panamsat Corp.,
                  9.00%, 6-15-2016 (I)............................      10,460

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                TECHNOLOGY -- (CONTINUED)
$       9,440   Qwest Communications International,
                  7.50%, 2-15-2014 (G)............................  $    9,204
        1,001   Sandisk Corp.,
                  1.00%, 5-15-2013 (G)(Y).........................         883
        6,435   Windstream Corp.,
                  8.625%, 8-1-2016 (I) (Q)(I).....................       6,580
                                                                    ----------
                                                                        47,035
                                                                    ----------
                UTILITIES -- 0.7%
        8,160   Mirant Americas Generation LLC,
                  8.50%, 10-1-2021................................       7,650
        9,645   NRG Energy, Inc.,
                  7.375%, 2-1-2016................................       9,404
       10,195   Sithe/Independence Funding,
                  9.00%, 12-30-2013...............................      11,000
                                                                    ----------
                                                                        28,054
                                                                    ----------
                Total corporate bonds: non-investment grade
                  (cost $293,129).................................  $  291,537
                                                                    ----------
U.S. GOVERNMENT SECURITIES -- 14.1%
                OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
        2,350   Federal Home Loan Bank,
                  6.05%, 2-20-2007 (L)............................  $    2,359
       46,200   Tennessee Valley Authority,
                  4.75%, 11-1-2025 (M)............................      11,093
                                                                    ----------
                                                                        13,452
                                                                    ----------
                U.S. TREASURY SECURITIES -- 13.8%
       36,890   3.375% 2007 (O)(G)................................      47,040
       21,515   4.00% 2010........................................      20,717
      191,632   4.50% 2009 -- 2016 (G)............................     182,538
       31,985   4.75% 2011 (G)....................................      31,504
      232,304   4.875% 2008 -- 2011 (G)...........................     230,995
       16,660   5.125% 2016 (G)...................................      16,640
                                                                    ----------
                                                                       529,434
                                                                    ----------
                Total U.S. government securities
                  (cost $545,120).................................  $  542,886
                                                                    ----------
U.S. GOVERNMENT AGENCIES -- 33.2%
                FEDERAL HOME LOAN MORTGAGE CORPORATION -- 13.4%
       21,000   4.10% 2014........................................  $   20,029
       74,419   4.50% 2018........................................      70,389
       18,052   5.03% 2035........................................      17,638
      317,838   5.50% 2018 -- 2036 (Q)............................     306,436
      102,031   6.00% 2017 -- 2036................................     100,686
            8   6.50% 2031 -- 2032................................           8
           12   7.50% 2029 -- 2031................................          12
                                                                    ----------
                                                                       515,198
                                                                    ----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.5%
       52,983   4.50% 2035........................................      48,034
          250   4.503% 2009 (L)...................................         243
        4,592   4.701% 2034.......................................       4,445
       10,911   4.715% 2035 (L)...................................      10,525
        5,526   4.734% 2035.......................................       5,343

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$       3,756   4.757% 2035.......................................  $    3,628
       10,015   4.809% 2035.......................................       9,695
        6,885   4.88% 2035........................................       6,687
        4,880   4.92% 2035........................................       4,709
       12,008   4.941% 2035.......................................      11,597
      172,537   5.00% 2018 -- 2036 (Q)............................     165,210
        7,558   5.091% 2035.......................................       7,342
      148,010   5.50% 2013 -- 2034 (Q)............................     143,855
      126,856   6.00% 2012 -- 2036 (Q)............................     125,082
       11,591   6.50% 2014 -- 2036 (Q)............................      11,669
           48   7.00% 2016 -- 2032................................          49
        1,572   7.50% 2015 -- 2032................................       1,631
            9   8.00% 2032........................................          10
                                                                    ----------
                                                                       559,754
                                                                    ----------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.1%
       33,365   5.50% 2033 -- 2034................................      32,296
       99,037   6.00% 2031 -- 2036 (Q)............................      98,239
       26,453   6.50% 2028 -- 2032................................      26,820
          103   7.00% 2030 -- 2031................................         105
           --   7.50% 2032........................................           1
           15   8.50% 2024........................................          16
                                                                    ----------
                                                                       157,477
                                                                    ----------
                OTHER GOVERNMENT AGENCIES -- 1.2%
       10,100   5.57% 2026........................................       9,927
       10,100   5.64% 2026........................................      10,033
        8,667   5.82% 2026........................................       8,648
        8,858   5.87% 2026........................................       8,867
        9,534   6.14% 2022........................................       9,694
                                                                    ----------
                                                                        47,169
                                                                    ----------
                Total U.S. government agencies
                  (cost $1,312,986)...............................  $1,279,598
                                                                    ----------
                Total long-term securities
                  (cost $3,670,294)...............................  $3,600,443
                                                                    ----------
SHORT-TERM INVESTMENTS -- 35.4%
                CAPITAL GOODS -- 1.0%
       40,000   Caterpillar, Inc.,
                  5.25%, 7-5-2006.................................  $   39,971
                                                                    ----------
                CONSUMER STAPLES -- 1.7%
       25,000   Cargill, Inc.,
                  5.28%, 7-12-2006................................      24,956
       40,000   KFW International Holdings,
                  5.22%, 7-13-2006 (I)............................      39,925
                                                                    ----------
                                                                        64,881
                                                                    ----------
                ENERGY -- 0.8%
       30,000   ConocoPhillips,
                  5.32%, 7-10-2006................................      29,956
                                                                    ----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                FINANCE -- 12.5%
$      40,000   American Express Credit Corp.,
                  5.25%, 7-13-2006................................  $   39,924
       30,000   American General Finance Corp.,
                  5.20%, 7-10-2006................................      29,957
       40,000   Bear Stearns & Co.,
                  5.12%, 7-13-2006................................      39,926
       40,000   BNP Paribas Finance,
                  5.18%, 7-13-2006................................      39,925
       40,000   Caylon North America, Inc.,
                  5.19%, 7-13-2006................................      39,925
       40,000   Citigroup Funding, Inc.,
                  5.20%, 7-12-2006................................      39,931
       40,000   General Electric Capital Corp.,
                  5.20%, 7-10-2006................................      39,942
       40,000   Goldman Sachs Group,
                  5.22%, 7-10-2006................................      39,942
       40,000   HSBC Finance Corp.,
                  5.25%, 7-13-2006................................      39,924
       20,000   Merrill Lynch & Co,
                  5.25%, 7-13-2006................................      19,962
       30,000   Morgan Stanley,
                  5.27%, 7-6-2006.................................      29,974
       40,000   Toyota Motor Credit Corp.,
                  5.22%, 7-12-2006 (M)............................      39,934
       40,000   UBS Securities LLC,
                  5.24%, 7-11-2006................................      39,936
                                                                    ----------
                                                                       479,202
                                                                    ----------
                REPURCHASE AGREEMENTS -- 4.8%
       59,208   BNP Paribas Repurchase Agreement,
                  4.52%, 7-3-2006.................................      59,208
       59,208   RBS Greenwich Repurchase Agreement,
                  4.50%, 7-3-2006.................................      59,208
       66,594   UBS Securities LLC Repurchase Agreement,
                  4.52%, 7-3-2006.................................      66,594
                                                                    ----------
                                                                       185,010
                                                                    ----------
                SERVICES -- 0.5%
       20,000   Walt Disney Co.,
                  5.35%, 7-13-2006................................      19,961
                                                                    ----------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.1%
 543,735    Navigator Prime Portfolio.........................     543,735
                                                                ----------
            Total short-term investments
              (cost $1,362,716)...............................  $1,362,716
                                                                ----------
            Total investments in securities
              (cost $5,033,010) (C)...........................  $4,963,159
                                                                ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.78% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, rounds to zero.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian Dollar
      EUR  -- Euro
      JPY  -- Japanese Yen
      MXP  -- Mexican Peso

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $5,038,129 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $  6,449
      Unrealized depreciation........................   (81,419)
                                                       --------
      Net unrealized depreciation....................  $(74,970)
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR            SECURITY            COST BASIS
      --------        ----------            --------            ----------
      May, 2003            250     Centura Capital Trust I,
                                   8.85%, 6-1-2027               $   285
      April, 2005       73,119     Morgan Stanley Dean Witter
                                   Capital I,
                                   0.46%, 8-25-2032                   --
      October, 2005     12,359     Morgan Stanley Dean Witter
                                   Capital I,
                                   8.05%, 8-25-2032                  207
      July, 2000            --     Ntelos, Inc. Warrants               1
      May 2006              --     Xo Holdings, Inc.                  --

  (A)The aggregate value of these securities at June 30, 2006 was $475, which represents 0.01% of total net assets.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $348,345, which represents 9.04% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $592,159.

  (Y)Convertible debt services.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                               TRANSACTION          VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                               -----------          ------          --------         ----------         --------------
British Pound                                 Buy             $ 40,833         $ 38,176         07/06/2006            $  2,657
British Pound                                 Buy              148,607          148,715         07/06/2006                (108)
British Pound                                Sell              189,441          177,973         07/06/2006             (11,468)
Euro                                          Buy               19,203           19,158         07/13/2006                  45
Euro                                         Sell               19,203           18,943         07/13/2006                (260)
Japanese Yen                                  Buy               19,170           19,175         07/05/2006                  (5)
Mexican Peso                                  Buy                5,248            5,282         07/27/2006                 (34)
Mexican Peso                                 Sell                2,797            2,812         07/05/2006                  15
Mexican Peso                                 Sell                2,455            2,476         07/06/2006                  21
Mexican Peso                                 Sell                8,114            8,009         07/27/2006                (105)
                                                                                                                      --------
                                                                                                                      $ (9,242)
                                                                                                                      ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 8.3%
             FINANCE -- 8.3%
$    1,500   American Express Credit Account Master Trust,
               5.20%, 3-15-2011 (L)............................  $    1,497
     9,000   Banc of America Commercial Mortgage, Inc.,
               4.50%, 7-10-2043................................       8,617
     9,433   Banc of America Commercial Mortgage, Inc.,
               5.00%, 10-10-2045...............................       9,166
   230,526   Bear Stearns Commercial Mortgage Securities, Inc.,
               4.65%, 2-11-2041 (P)............................       2,840
     9,000   CS First Boston Mortgage Securities Corp.,
               4.51%, 7-15-2037................................       8,620
     9,000   Commercial Mortgage Pass Through Certificates,
               5.00%, 6-10-2044................................       8,787
     2,599   Countrywide Alternative Loan Trust,
               5.50%, 10-25-2035 (L)...........................       2,591
     5,000   Discover Card Master Trust I,
               5.42%, 1-15-2008 (L)............................       5,016
     9,000   Greenwich Capital Commercial Mortgage Trust,
               5.12%, 4-10-2037 (L)............................       8,792
     2,400   MBNA Credit Card Master Note Trust,
               5.34%, 2-16-2010 (L)............................       2,404
   144,547   Merrill Lynch Mortgage Trust,
               4.57%, 6-12-2043 (P)............................       4,075
     6,970   Spirit Master Funding LLC,
               5.76%, 3-20-2021 (I)............................       6,737
     9,000   Wachovia Bank Commercial Mortgage Trust,
               4.52%, 5-15-2044................................       8,592
                                                                 ----------
             Total asset & commercial mortgage backed
               securities
               (cost $80,323)..................................  $   77,734
                                                                 ----------
CORPORATE BONDS: INVESTMENT GRADE -- 1.1%
             FOREIGN GOVERNMENTS -- 1.1%
CAD 11,250   Canadian Government,
               3.25%, 12-1-2006................................  $   10,030
                                                                 ----------
             Total corporate bonds: investment grade
               (cost $9,973)...................................  $   10,030
                                                                 ----------
U.S. GOVERNMENT SECURITIES -- 25.8%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 13.8%
             Federal Home Loan Bank
    29,800   3.375% 2008.......................................  $   28,606
    22,000   4.43% 2008........................................      21,614
    68,000   4.75% 2007........................................      67,444
                                                                 ----------
                                                                    117,664
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                         VALUE (W)
----------                                                       ----------
             OTHER DIRECT FEDERAL OBLIGATIONS -- (CONTINUED)
             Tennessee Valley Authority
$   11,750   5.375% 2008.......................................  $   11,727
                                                                 ----------
             U.S. TREASURY SECURITIES -- 12.0%
             U.S. Treasury Notes
    20,000   3.375% 2007 (O)...................................      25,503
    12,000   4.00% 2010........................................      11,546
     1,155   4.25% 2010........................................       1,118
    42,600   4.50% 2009........................................      41,926
    23,000   4.875% 2008 (G)...................................      22,872
     9,240   5.125% 2016.......................................       9,229
                                                                 ----------
                                                                    112,194
                                                                 ----------
             Total U.S. government securities
               (cost $243,890).................................  $  241,585
                                                                 ----------
U.S. GOVERNMENT AGENCIES -- 65.8%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 12.2%
             Mortgage Backed Securities:
    12,290   5.51% 2036 (Q)....................................  $   12,157
    14,244   6.00% 2021 -- 2036 (Q)............................      14,048
     4,838   6.50% 2028 -- 2032................................       4,885
        26   7.00% 2029 -- 2031................................          27
                                                                 ----------
                                                                     31,117
                                                                 ----------
             Notes:
     2,000   4.25% 2013........................................       1,856
     6,000   4.875% 2009.......................................       5,921
    17,140   5.00% 2010........................................      16,779
     5,000   5.75% 2016........................................       5,000
                                                                 ----------
                                                                     29,556
                                                                 ----------
             Remic-PAC's:
     8,114   4.75% 2015........................................       7,870
    11,665   5.50% 2016........................................      11,488
     7,794   6.00% 2031........................................       7,805
     3,859   6.50% 2028........................................       3,905
                                                                 ----------
                                                                     31,068
                                                                 ----------
             Remic-Z Bonds:
     2,634   6.50% 2032 (R)....................................       2,671
                                                                 ----------
                                                                     94,412
                                                                 ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 46.5%
             Mortgage Backed Securities:
    16,865   4.80% 2035 (L)....................................      16,534
     2,189   4.81% 2035........................................       2,119
    12,484   4.83% 2034........................................      12,294
     1,506   4.88% 2035........................................       1,463
     2,626   4.94% 2035........................................       2,536
    11,765   5.11% 2035........................................      11,519
     9,424   5.15% 2035........................................       9,194
     9,918   5.23% 2035........................................       9,661
   115,302   5.50% 2015 -- 2036 (Q)............................     111,694
     1,536   5.89% 2008........................................       1,534
     6,301   5.95% 2009........................................       6,301
    80,675   6.00% 2013 -- 2036 (Q)............................      79,458
       902   6.01% 2009........................................         904

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                         VALUE (W)
----------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$      277   6.36% 2008........................................  $      278
     3,958   6.50% 2013 -- 2032................................       3,998
     2,310   6.52% 2008........................................       2,319
       109   7.50% 2023........................................         113
        12   8.50% 2017........................................          13
         8   9.00% 2020 -- 2021................................           8
        14   9.75% 2020........................................          15
                                                                 ----------
                                                                    271,955
                                                                 ----------
             Notes:
    15,000   4.20% 2008........................................      14,632
    55,000   5.125% 2011.......................................      54,171
     4,700   5.375% 2016.......................................       4,637
    75,000   5.55% 2009........................................      74,735
                                                                 ----------
                                                                    148,175
                                                                 ----------
             Remic-PAC's:
     5,000   4.50% 2016........................................       4,892
     7,000   5.50% 2034........................................       6,669
     4,570   6.50% 2029........................................       4,647
                                                                 ----------
                                                                     16,208
                                                                 ----------
                                                                    436,338
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.1%
             Mortgage Backed Securities:
    10,725   5.00% 2034........................................      10,099
     6,782   6.00% 2033 -- 2034................................       6,720
     2,095   7.00% 2030 -- 2032................................       2,159
       253   7.50% 2027........................................         265
         3   9.50% 2020........................................           4
                                                                 ----------
                                                                     19,247
                                                                 ----------
             OTHER GOVERNMENT AGENCIES -- 5.0%
             Sovereign Agency:
     9,735   5.35% 2026........................................       9,437
     9,000   5.57% 2026........................................       8,846
     9,000   5.64% 2026........................................       8,941
     9,123   5.82% 2026........................................       9,102
    10,901   5.87% 2026........................................      10,912
                                                                 ----------
                                                                     47,238
                                                                 ----------
             Total U.S. government agencies
               (cost $627,280).................................  $  617,015
                                                                 ----------
             Total long-term investments
               (cost $961,466).................................  $  946,364
                                                                 ----------
SHORT-TERM INVESTMENTS -- 16.2%
             CAPITAL GOODS -- 1.1%
    10,000   Caterpillar, Inc.,
               5.25%, 7-5-2006.................................  $    9,993
                                                                 ----------
             CONSUMER STAPLES -- 1.1%
    10,000   Cargill, Inc.,
               5.28%, 7-12-2006................................       9,982
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                         VALUE (W)
----------                                                       ----------
             FINANCE -- 11.6%
$   10,000   American Express Credit Corp.,
               5.25%, 7-13-2006................................  $    9,981
    10,000   American General Finance Corp.,
               5.20% 7-10-2006.................................       9,986
    10,000   Bear Stearns & Co.,
               5.24%, 7-13-2006................................       9,981
    10,000   Citigroup Funding, Inc.,
               5.20% 7-12-2006.................................       9,983
    10,000   Goldman Sachs Group,
               5.22%, 7-10-2006................................       9,985
    10,000   Merrill Lynch & Co.,
               5.25% 7-13-2006.................................       9,981
    10,000   Morgan Stanley,
               5.27% 7-6-2006..................................       9,991
    10,000   Toyota Motor Credit Corp.,
               5.21%, 7-12-2006 (M)............................       9,983
                                                                 ----------
                                                                     79,871
                                                                 ----------
             REPURCHASE AGREEMENTS -- 3.1%
     9,406   BNP Paribas Repurchase Agreement,
               4.52%, 7-3-2006.................................       9,406
     9,406   RBS Greenwich Repurchase Agreement,
               4.50%, 7-3-2006.................................       9,406
    10,579   UBS Securities LLC Repurchase Agreement,
               4.52%, 7-3-2006.................................      10,579
                                                                 ----------
                                                                     29,391
                                                                 ----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 2.4%
    22,413   BNY Institutional Cash Reserve Fund...............      22,413
                                                                 ----------
U.S. TREASURY BILLS -- 0.0%
             U.S. Treasury Bills
       350   US Treasury Bill,
               4.74%, 8-10-2006 (M)(S).........................  $      348
                                                                 ----------
             Total short-term investments
               (cost $151,998).................................  $  151,998
                                                                 ----------
             Total investments in securities
               (cost $1,113,464) (C)...........................  $1,098,362
                                                                 ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.07% of total net assets at June 30, 2006.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

     CAD -- Canadian Dollar

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,114,574 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $    422
      Unrealized depreciation........................   (16,634)
                                                       --------
      Net unrealized depreciation....................  $(16,212)
                                                       ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 (G) Security is partially on loan at June 30, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $6,737, which represents 0.72% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $145,370.

 (R) Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate. The interest rate disclosed represents the coupon rate at which the additional principal is being accrued.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.

                   FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                       UNREALIZED
                             NUMBER OF                                APPRECIATION
      DESCRIPTION            CONTRACTS   POSITION     EXPIRATION     (DEPRECIATION)
      -----------            ---------   --------   --------------   --------------
      10 Year U.S. Treasury
      Note futures
      contracts                 158       Short     September 2006        $(5)
                                                                          ===

     These contracts had a market value of $16,567 as of June 30, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 6.9%
    208     Alcoa, Inc. ......................................  $  6,728
     84     Cameco Corp. .....................................     3,357
     88     Dow Chemical Co. .................................     3,450
    108     DuPont (E.I.) de Nemours & Co. ...................     4,493
     48     Kimberly-Clark Corp. .............................     2,980
     43     Precision Castparts Corp. ........................     2,582
                                                                --------
                                                                  23,590
                                                                --------
            CAPITAL GOODS -- 5.6%
     80     American Standard Cos., Inc. .....................     3,457
    155     Applied Materials, Inc. ..........................     2,522
     89     Caterpillar, Inc. ................................     6,621
     82     Goodrich Corp. ...................................     3,284
     80     Pitney Bowes, Inc. ...............................     3,287
                                                                --------
                                                                  19,171
                                                                --------
            CONSUMER CYCLICAL -- 4.2%
     82     Federated Department Stores, Inc. ................     3,016
     96     McDonald's Corp. .................................     3,219
     48     NIKE, Inc. Class B................................     3,896
    168     Safeway, Inc. ....................................     4,373
                                                                --------
                                                                  14,504
                                                                --------
            CONSUMER STAPLES -- 5.1%
     90     Campbell Soup Co. ................................     3,321
    109     Kellogg Co. ......................................     5,284
    146     PepsiCo, Inc. ....................................     8,760
                                                                --------
                                                                  17,365
                                                                --------
            ENERGY -- 10.4%
     95     ConocoPhillips....................................     6,232
    244     Exxon Mobil Corp. ................................    14,939
     84     GlobalSantaFe Corp. ..............................     4,868
     92     Occidental Petroleum Corp. .......................     9,445
                                                                --------
                                                                  35,484
                                                                --------
            FINANCE -- 30.2%
     62     ACE Ltd. .........................................     3,142
     90     Aetna, Inc. ......................................     3,574
     63     Allstate Corp. ...................................     3,437
     87     American International Group, Inc. ...............     5,149
    293     Bank of America Corp. ............................    14,074
    113     Chubb Corp. ......................................     5,619
    254     Citigroup, Inc. ..................................    12,253
    104     Golden West Financial Corp. ......................     7,687
     60     Goldman Sachs Group, Inc. ........................     9,056
    289     Host Hotels & Resorts, Inc. ......................     6,320
    122     JP Morgan Chase & Co. ............................     5,109
     22     Merrill Lynch & Co., Inc. ........................     1,530
     38     National City Corp. ..............................     1,375
     41     PNC Financial Services Group, Inc. ...............     2,842
     44     SunTrust Banks, Inc. .............................     3,333
    108     US Bancorp........................................     3,320

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
     45     Washington Mutual, Inc. ..........................  $  2,028
    114     Wellpoint, Inc. (D)...............................     8,296
     73     Wells Fargo & Co. ................................     4,917
                                                                --------
                                                                 103,061
                                                                --------
            HEALTH CARE -- 9.7%
     79     Abbott Laboratories...............................     3,432
    123     Baxter International, Inc. .......................     4,514
    199     Boston Scientific Corp. (D).......................     3,349
    369     CVS Corp. ........................................    11,328
    167     Pfizer, Inc. .....................................     3,924
    148     Wyeth.............................................     6,568
                                                                --------
                                                                  33,115
                                                                --------
            SERVICES -- 3.9%
    100     Comcast Corp. Class A (D).........................     3,284
    733     Sun Microsystems, Inc. (D)........................     3,041
    207     Time Warner, Inc. ................................     3,574
     42     United Parcel Service, Inc. Class B...............     3,466
                                                                --------
                                                                  13,365
                                                                --------
            TECHNOLOGY -- 12.9%
    326     AT&T, Inc. .......................................     9,101
     46     Beckman Coulter, Inc. ............................     2,561
    228     BellSouth Corp. ..................................     8,239
    164     Cisco Systems, Inc. (D)...........................     3,203
      9     Embarq Corp. (D)..................................       361
    250     EMC Corp. (D).....................................     2,745
    161     General Electric Co. .............................     5,293
     53     Hewlett-Packard Co. ..............................     1,685
     51     Lockheed Martin Corp. ............................     3,637
    186     Motorola, Inc. ...................................     3,754
    176     Sprint Nextel Corp. ..............................     3,518
                                                                --------
                                                                  44,097
                                                                --------
            TRANSPORTATION -- 4.5%
     69     AMR Corp. (D).....................................     1,759
    125     General Dynamics Corp. ...........................     8,196
    338     Southwest Airlines Co. ...........................     5,533
                                                                --------
                                                                  15,488
                                                                --------
            UTILITIES -- 5.9%
     63     Dominion Resources, Inc. .........................     4,697
     21     Entergy Corp. ....................................     1,479
     88     Exelon Corp. .....................................     5,002
     70     FPL Group, Inc. ..................................     2,888
     77     SCANA Corp. ......................................     2,951
     52     TXU Corp. ........................................     3,091
                                                                --------
                                                                  20,108
                                                                --------
            Total common stock
              (cost $286,590).................................  $339,348
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE (W)
---------                                                       ---------
 SHORT-TERM INVESTMENTS -- 1.2%
            REPURCHASE AGREEMENTS -- 1.2%
 $1,551     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $  1,551
    486     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       486
  1,192     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................     1,192
     67     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................        67
    822     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       822
                                                                --------
            Total short-term investments
              (cost $4,118)...................................  $  4,118
                                                                --------
            Total investments in securities
              (cost $290,708) (C).............................  $343,466
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.98% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $291,767 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $56,739
      Unrealized depreciation.........................   (5,040)
                                                        -------
      Net unrealized appreciation.....................  $51,699
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 7.7%
    504     Alcoa, Inc. ......................................  $ 16,303
      5     Arkema ADR (D)....................................       204
    419     Chemtura Corp. ...................................     3,909
     80     Cytec Industries, Inc. ...........................     4,314
     52     DuPont (E.I.) de Nemours & Co. ...................     2,155
    164     Michelin (C.G.D.E.) Class B (A)(G)................     9,871
    216     Smurfit-Stone Container Corp. (D).................     2,358
    119     Temple-Inland, Inc. ..............................     5,114
                                                                --------
                                                                  44,228
                                                                --------
            CAPITAL GOODS -- 5.3%
     54     Alliant Techsystems, Inc. (D).....................     4,092
     68     Black & Decker Corp. .............................     5,769
     81     European Aeronautic Defence and Space Co. N.V.
              (A).............................................     2,329
    294     Goodrich Corp. ...................................    11,837
     61     Kennametal, Inc. .................................     3,785
     88     Varian Semiconductor Equipment Associates, Inc.
              (D)(G)..........................................     2,866
                                                                --------
                                                                  30,678
                                                                --------
            CONSUMER CYCLICAL -- 7.9%
    313     American Axle & Manufacturing Holdings, Inc. .....     5,354
    636     Foot Locker, Inc. ................................    15,566
    190     Lear Corp. (G)....................................     4,222
     64     Newell Rubbermaid, Inc. ..........................     1,645
    418     Ruby Tuesday, Inc. (G)............................    10,198
    197     TRW Automotive Holdings Corp. (D).................     5,380
     55     Walter Industries (G).............................     3,148
                                                                --------
                                                                  45,513
                                                                --------
            ENERGY -- 10.6%
    190     Exxon Mobil Corp. ................................    11,632
     71     GlobalSantaFe Corp. ..............................     4,106
     70     Marathon Oil Corp. ...............................     5,806
     81     Noble Corp. ......................................     6,043
    155     Noble Energy, Inc. ...............................     7,254
    334     Talisman Energy, Inc. ADR.........................     5,844
    210     Total S.A. ADR....................................    13,779
    270     UGI Corp. ........................................     6,647
                                                                --------
                                                                  61,111
                                                                --------
            FINANCE -- 26.8%
    303     ACE Ltd. .........................................    15,344
    118     Aetna, Inc. ......................................     4,712
    109     Allstate Corp. ...................................     5,955
     65     AMBAC Financial Group, Inc. ......................     5,288
    100     American International Group, Inc. ...............     5,893
    692     Apollo Investment Corp. ..........................    12,792
    612     Bank of America Corp. ............................    29,448
    133     Capital One Financial Corp. ......................    11,331
     72     CIT Group, Inc. ..................................     3,739
    428     Citigroup, Inc. ..................................    20,661
     86     Everest Re Group Ltd. ............................     7,410
     46     Golden West Financial Corp. ......................     3,413

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
     74     ING Groep N.V.-Sponsored ADR......................  $  2,910
    259     KKR Financial Corp. ..............................     5,390
    210     Platinum Underwriters Holdings Ltd. ..............     5,862
    288     Royal Bank of Scotland Group plc (A)..............     9,438
     38     UBS AG............................................     4,147
                                                                --------
                                                                 153,733
                                                                --------
            HEALTH CARE -- 8.6%
     32     Astellas Pharma, Inc. (A).........................     1,176
    489     Boston Scientific Corp. (D).......................     8,230
     67     Cooper Companies, Inc. ...........................     2,967
    102     GlaxoSmithKline plc (A)...........................     2,855
     88     GlaxoSmithKline plc ADR...........................     4,927
    286     Impax Laboratories, Inc. (D)......................     1,786
     40     Lilly (Eli) & Co. ................................     2,194
     31     Sanofi-Aventis S.A. (A)...........................     2,982
    261     Sanofi-Aventis S.A. ADR...........................    12,701
    222     Wyeth.............................................     9,863
                                                                --------
                                                                  49,681
                                                                --------
            SERVICES -- 7.2%
     87     Avid Technology, Inc. (D)(G)......................     2,900
    137     Comcast Corp. Class A (D).........................     4,489
    366     Comcast Corp. Special Class A (D)(G)..............    12,011
    125     Entercom Communications Corp. ....................     3,278
     86     Liberty Global, Inc. (D)..........................     1,840
     87     Liberty Global, Inc. Class C (D)..................     1,786
    110     R.H. Donnelley Corp. (G)..........................     5,926
    251     Time Warner, Inc. ................................     4,337
    751     Unisys Corp. (D)..................................     4,715
                                                                --------
                                                                  41,282
                                                                --------
            TECHNOLOGY -- 19.6%
    145     Arrow Electronics, Inc. (D).......................     4,659
    573     Cinram International Income Fund..................    13,393
  1,129     Cisco Systems, Inc. (D)...........................    22,049
     37     Embarq Corp. (D)..................................     1,502
    151     Fairchild Semiconductor International, Inc. (D)...     2,736
    377     Flextronics International Ltd. (D)................     4,002
     31     MEMC Electronic Materials, Inc. (D)...............     1,151
    362     Microsoft Corp. ..................................     8,444
    162     NCR Corp. (D).....................................     5,936
    377     Powerwave Technologies, Inc. (D)..................     3,437
     77     QLogic Corp. (D)..................................     1,322
    259     Reynolds & Reynolds Co. Class A...................     7,956
     87     Seagate Technology................................     1,961
    336     Sprint Nextel Corp. ..............................     6,722
    200     Symantec Corp. (D)................................     3,100
    127     Tektronix, Inc. ..................................     3,748
    170     Telefonaktiebolaget LM Ericsson ADR (G)...........     5,600
    321     Tyco International Ltd. ..........................     8,836
    161     Verizon Communications, Inc. .....................     5,385
                                                                --------
                                                                 111,939
                                                                --------
            TRANSPORTATION -- 5.0%
     40     AirTran Holdings, Inc. (D)........................       590
    110     AMR Corp. (D).....................................     2,791

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
     88     Continental Airlines, Inc. (D)(G).................  $  2,622
    196     UAL Corp. (D)(G)..................................     6,089
     27     US Airways Group, Inc. (D)(G).....................     1,354
    219     US Airways Group, Inc. (D)(J).....................    11,062
    104     Yellow Roadway Corp. (D)..........................     4,362
                                                                --------
                                                                  28,870
                                                                --------
            UTILITIES -- 0.4%
     71     PPL Corp. ........................................     2,293
                                                                --------
            Total common stock
              (cost $520,319).................................  $569,328
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.2%
            REPURCHASE AGREEMENTS -- 0.3%
 $  688     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    688
    216     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       216
    529     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       529
     30     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................        30
    364     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       364
                                                                --------
                                                                   1,827
                                                                --------
                                                                MARKET
SHARES                                                          VALUE (W)
---------                                                       ---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.9%
 39,527     BNY Institutional Cash Reserve Fund...............  $ 39,527
                                                                --------
            Total short-term investments
              (cost $41,354)..................................  $ 41,354
                                                                --------
            Total investments in securities
              (cost $561,673) (C).............................  $610,682
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.03% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $39,713, which represents 6.91% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $562,652 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 63,949
      Unrealized depreciation........................   (15,919)
                                                       --------
      Net unrealized appreciation....................  $ 48,030
                                                       ========

  (D)Currently non-income producing.

 (J) Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At June 30, 2006, the market value of these securities was $11,062 which represents 1.92% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 (G) Security is partially on loan at June 30, 2006.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
British Pound                                    Sell              $591            $591           07/05/06              $--
Euro                                             Sell                36              36           07/05/06               --
Japanese Yen                                      Buy               302             297           07/03/06                5
Japanese Yen                                      Buy               399             392           07/03/06                7
                                                                                                                        ---
                                                                                                                        $12
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 JUNE 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                         CAPITAL
                                                              ADVISERS HLS             APPRECIATION
                                                                  FUND                   HLS FUND
                                                              ------------         --------------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................  $10,246,082              $14,632,952
  Cash(+)...................................................          517                      529
  Foreign currency on deposit with custodian#...............           --                    4,958
  Unrealized appreciation in forward foreign currency
    contracts...............................................            2                       --
  Unrealized appreciation in forward foreign bonds..........           --                       --
  Receivables:
    Investment securities sold..............................      214,228                   52,052
    Fund shares sold........................................          577                    4,888
    Dividends and interest..................................       35,367                   16,604
    Variation Margin........................................          126                       --
  Other assets..............................................           43                      137
                                                              -----------              -----------
Total assets................................................   10,496,942               14,712,120
                                                              -----------              -----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           85                        8
  Unrealized depreciation on forward foreign bonds
  Bank overdraft -- U.S. Dollars............................           --                       --
  Bank overdraft -- foreign cash#...........................           --                       --
  Payable upon return of securities loaned..................    1,740,286                  824,503
  Payables:
    Investment securities purchased.........................      155,514                  107,503
    Fund shares redeemed....................................        7,572                    6,827
    Dividends...............................................           --                       --
    Variation margin........................................          461                       --
    Forward foreign bonds...................................           --                    4,479
    Investment advisory and management fees.................          281                      477
    Administrative fee......................................          140                      221
    Distribution fees.......................................           25                       54
  Accrued expenses..........................................          764                    1,327
  Other liabilities.........................................           --                       --
                                                              -----------              -----------
Total liabilities...........................................    1,905,128                  945,399
                                                              -----------              -----------
Net assets..................................................  $ 8,591,814              $13,766,721
                                                              ===========              ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $ 8,086,394              $11,042,980
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................      105,731                   57,712
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................      399,427                  973,792
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................          262                1,692,237
                                                              -----------              -----------
Net assets..................................................  $ 8,591,814              $13,766,721
                                                              ===========              ===========
Shares authorized...........................................    9,500,000                5,000,000
                                                              -----------              -----------
Par value...................................................  $     0.001              $     0.001
                                                              -----------              -----------
CLASS IA: Net asset value per share.........................  $     22.56              $     52.63
                                                              -----------              -----------
          Shares outstanding................................      325,633                  210,623
                                                              -----------              -----------
          Net assets........................................  $ 7,346,475              $11,084,274
                                                              -----------              -----------
CLASS IB: Net asset value per share.........................  $     22.70              $     52.31
                                                              -----------              -----------
          Shares outstanding................................       54,865                   51,280
                                                              -----------              -----------
          Net assets........................................  $ 1,245,339              $ 2,682,447
                                                              -----------              -----------
@ Cost of securities........................................  $10,247,651              $12,939,066
                                                              -----------              -----------
@ Market value of securities on loan........................  $ 1,695,514              $   801,709
                                                              -----------              -----------
(+) Cash held as collateral on loaned securities............  $        --              $        --
                                                              -----------              -----------
# Cost of foreign currency on deposit with custodian........  $        --              $     4,930
                                                              -----------              -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                               GLOBAL             GLOBAL
    DISCIPLINED EQUITY   DIVIDEND & GROWTH   EQUITY INCOME   FOCUS HLS   GLOBAL ADVISERS   COMMUNICATIONS   FINANCIAL SERVICES
         HLS FUND            HLS FUND          HLS FUND        FUND         HLS FUND          HLS FUND           HLS FUND
    ------------------   -----------------   -------------   ---------   ---------------   --------------   ------------------
        $1,642,510          $7,472,541         $343,851      $ 81,401      $  498,169         $ 26,769           $ 40,943
             1,989                   4                1            --              --              175                 --
                --                  --               --            --             147                5                 --
                --                  --               --            --             750               --                 --
                --                  --               --            --              51               --                 --
             8,900               9,902            1,449         1,147          42,237                5                753
             1,674               2,316              727           471             108                6                 --
             1,432               7,165              635           108           1,653               26                 74
                --                  --               --            --               6               --                 --
                14                  47                9             4               8                3                  5
        ----------          ----------         --------      --------      ----------         --------           --------
         1,656,519           7,491,975          346,672        83,131         543,129           26,989             41,775
        ----------          ----------         --------      --------      ----------         --------           --------
                --                  --               --             2             942               --                 --
                                                                                   70               --                 --
                --                  --               --            --              44               --                 43
                --                  --               --            --              --               --                 --
           128,270             921,286               --            --          25,348              901              4,797
             5,653              14,895               --           971         104,744              174                 --
               634               4,456               84            42             319               25                 33
                --                  --               --            --              --               --                 --
                78                  --               --            --              70               --                 --
                --                  --               --            --          30,598               --                 --
                59                 232               17             4              17                1                  2
                25                 106                6             1               6               --                  1
                 7                  30                2             1               1               --                 --
                60                 237                9             6              51                8                  7
                --                  --               --            --              --               --                 --
        ----------          ----------         --------      --------      ----------         --------           --------
           134,786             941,242              118         1,027         162,210            1,109              4,883
        ----------          ----------         --------      --------      ----------         --------           --------
        $1,521,733          $6,550,733         $346,554      $ 82,104      $  380,919         $ 25,880           $ 36,892
        ==========          ==========         ========      ========      ==========         ========           ========
        $1,457,057          $5,290,887         $309,534      $ 79,972      $  343,059         $ 20,800           $ 26,855
             7,622              59,092            3,783           366           3,300              244                379
           (44,821)            337,781            8,934         5,685          15,327            3,386              2,225
           101,875             862,973           24,303        (3,919)         19,233            1,450              7,433
        ----------          ----------         --------      --------      ----------         --------           --------
        $1,521,733          $6,550,733         $346,554      $ 82,104      $  380,919         $ 25,880           $ 36,892
        ==========          ==========         ========      ========      ==========         ========           ========
         3,500,000           4,000,000          800,000       800,000       1,000,000          800,000            800,000
        ----------          ----------         --------      --------      ----------         --------           --------
        $    0.001          $    0.001         $  0.001      $  0.001      $    0.001         $  0.001           $  0.001
        ----------          ----------         --------      --------      ----------         --------           --------
        $    12.88          $    21.66         $  12.80      $   9.47      $    12.62             7.79           $  11.76
        ----------          ----------         --------      --------      ----------         --------           --------
            91,859             233,846           20,202         5,044          24,979            1,823              1,687
        ----------          ----------         --------      --------      ----------         --------           --------
        $1,182,816          $5,064,049         $258,662      $ 47,758      $  315,321         $ 14,210           $ 19,842
        ----------          ----------         --------      --------      ----------         --------           --------
        $    12.78          $    21.57         $  12.78      $   9.43      $    12.57         $   7.76           $  11.73
        ----------          ----------         --------      --------      ----------         --------           --------
            26,515              68,931            6,879         3,642           5,221            1,504              1,454
        ----------          ----------         --------      --------      ----------         --------           --------
        $  338,917          $1,486,684         $ 87,892      $ 34,346      $   65,598         $ 11,670           $ 17,050
        ----------          ----------         --------      --------      ----------         --------           --------
        $1,540,846          $6,609,568         $319,548      $ 85,320      $  478,439         $ 25,322           $ 33,510
        ----------          ----------         --------      --------      ----------         --------           --------
        $  126,172          $  893,796         $     --      $     --      $   24,373         $    891           $  4,559
        ----------          ----------         --------      --------      ----------         --------           --------
        $        3          $       --         $     --      $     --      $       --         $     --           $     --
        ----------          ----------         --------      --------      ----------         --------           --------
        $       --          $       --         $     --      $     --      $      145         $      5           $     --
        ----------          ----------         --------      --------      ----------         --------           --------

      GLOBAL
      HEALTH
     HLS FUND
     --------
     $503,483
          116
           --
           --
           --
          463
          284
          537
           --
            6
     --------
      504,889
     --------
           --
           --
           --
       90,445
          804
          428
           --
           --
           --
           21
            7
            2
           27
           --
     --------
       91,734
     --------
     $413,155
     ========
     $347,722
          210
       15,488
       49,735
     --------
     $413,155
     ========
      800,000
     --------
     $  0.001
     --------
     $  16.26
     --------
       18,201
     --------
     $295,937
     --------
     $  16.05
     --------
        7,305
     --------
     $117,218
     --------
     $453,752
     --------
     $ 85,281
     --------
     $     --
     --------
     $     --
     --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 JUNE 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    GLOBAL                 GLOBAL
                                                                   LEADERS               TECHNOLOGY
                                                                   HLS FUND               HLS FUND
                                                              ------------------         ----------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................      $1,325,399              $141,022
  Cash(+)...................................................              --                     1
  Foreign currency on deposit with custodian#...............             260                   143
  Unrealized appreciation in forward foreign currency
    contracts...............................................              31                     2
  Unrealized appreciation in forward foreign bonds..........              --                    --
  Receivables:
    Investment securities sold..............................             938                 1,416
    Fund shares sold........................................             701                   329
    Dividends and interest..................................             569                    42
    Variation Margin........................................              --                    --
  Other assets..............................................              10                    18
                                                                  ----------              --------
Total assets................................................       1,327,908               142,973
                                                                  ----------              --------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................              --                    --
  Unrealized depreciation on forward foreign bonds..........              --                    --
  Bank overdraft -- U.S. Dollars............................               2                    --
  Bank overdraft -- foreign cash#...........................              --                    --
  Payable upon return of securities loaned..................         120,273                 1,440
  Payables:
    Investment securities purchased.........................           4,777                   388
    Fund shares redeemed....................................             482                    78
    Dividends...............................................              --                    --
    Variation margin........................................              --                    --
    Forward foreign bonds...................................              --                    --
    Investment advisory and management fees.................              48                     7
    Administrative fee......................................              19                     2
    Distribution fees.......................................               5                     1
  Accrued expenses..........................................             192                    20
  Other liabilities.........................................              --                    --
                                                                  ----------              --------
Total liabilities...........................................         125,798                 1,936
                                                                  ----------              --------
Net assets..................................................      $1,202,110              $141,037
                                                                  ==========              ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................      $1,013,236              $187,683
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................           4,267                  (311)
Accumulated net realized gain (loss) on investments and
  foreign currency translations.............................          71,662               (52,158)
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................         112,945                 5,823
                                                                  ----------              --------
Net assets..................................................      $1,202,110              $141,037
                                                                  ==========              ========
Shares authorized...........................................       3,400,000               800,000
                                                                  ----------              --------
  Par value.................................................      $    0.001              $  0.001
                                                                  ----------              --------
CLASS IA: Net asset value per share.........................      $    19.52              $   5.38
                                                                  ----------              --------
          Shares outstanding................................          47,488                18,306
                                                                  ----------              --------
          Net assets........................................      $  927,132              $ 98,467
                                                                  ----------              --------
CLASS IB: Net asset value per share.........................      $    19.43              $   5.32
                                                                  ----------              --------
          Shares outstanding................................          14,151                 8,001
                                                                  ----------              --------
          Net assets........................................      $  274,978              $ 42,570
                                                                  ----------              --------
@ Cost of securities........................................      $1,212,452              $135,199
                                                                  ----------              --------
@ Market value of securities on loan........................      $  115,052              $  1,404
                                                                  ----------              --------
(+)  Cash held as collateral on loaned securities...........      $       --              $     --
                                                                  ----------              --------
# Cost of foreign currency on deposit with custodian........      $      263              $    143
                                                                  ----------              --------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  GROWTH                                 INTERNATIONAL CAPITAL     INTERNATIONAL     INTERNATIONAL SMALL
     GROWTH    OPPORTUNITIES   HIGH YIELD     INDEX          APPRECIATION          OPPORTUNITIES           COMPANY
    HLS FUND     HLS FUND       HLS FUND     HLS FUND          HLS FUND              HLS FUND             HLS FUND
    --------   -------------   ----------   ----------   ---------------------   -----------------   -------------------
    $569,762    $1,472,863     $  842,852   $2,081,574         $913,552             $1,947,844            $405,895
          1             23            243           --               33                    159                   1
         --             --          5,634           --              377                     --                   7
         --             --            169           --              255                    335                 866
         --             --             --           --               --                     --                  --
      9,522         13,733          4,628           76            4,834                 13,708               2,021
        398          5,202          2,123          335              582                  1,527                 356
        459            513         12,285        2,062              507                  2,965               1,325
         --             --             --            3               --                     --                  --
         10             27             10           29               10                     36                   8
    --------    ----------     ----------   ----------         --------             ----------            --------
    580,152      1,492,361        867,944    2,084,079          920,150              1,966,574             410,479
    --------    ----------     ----------   ----------         --------             ----------            --------
         --            202            106           --               40                    761                 579
         --             --             --           --               --                     --                  --
         --             --             --          729               --                     --                  --
         --             --             --           --               --                    154                  --
         --        243,684        141,236      254,994          175,046                163,553              73,684
     16,858          5,624         32,442          116           23,883                 80,987               1,595
        419            317            633        4,390              536                    919                 262
         --             --             --           --               --                     --                  --
         --             --             --           50               --                     --                  --
         --             --             --           --               --                     --                  --
         27             60             30           30               34                     65                  17
          9             --             11           30               11                     27                   5
          4              4              5            5                5                      7                   2
         20             71             38          124               94                    267                  48
         --             --             --           --               --                     --                  --
    --------    ----------     ----------   ----------         --------             ----------            --------
     17,337        249,962        174,501      260,468          199,649                246,740              76,192
    --------    ----------     ----------   ----------         --------             ----------            --------
    $562,815    $1,242,399     $  693,443   $1,823,611         $720,501             $1,719,834            $334,287
    ========    ==========     ==========   ==========         ========             ==========            ========
    $514,756    $1,044,635     $  725,488   $1,567,087         $601,593             $1,424,047            $281,725
        605          1,785         25,047       14,886            4,536                 21,704               2,328
     26,040        117,778        (46,587)      32,461           59,321                130,484              33,247
     21,414         78,201        (10,505)     209,177           55,051                143,599              16,987
    --------    ----------     ----------   ----------         --------             ----------            --------
    $562,815    $1,242,399     $  693,443   $1,823,611         $720,501             $1,719,834            $334,287
    ========    ==========     ==========   ==========         ========             ==========            ========
    800,000        700,000      2,800,000    4,000,000          800,000              2,625,000             800,000
    --------    ----------     ----------   ----------         --------             ----------            --------
    $ 0.001     $    0.001     $    0.001   $    0.001         $  0.001             $    0.001            $  0.001
    --------    ----------     ----------   ----------         --------             ----------            --------
    $ 12.13     $    29.77     $     9.29   $    30.56         $  13.24             $    14.66            $  16.18
    --------    ----------     ----------   ----------         --------             ----------            --------
     30,293         35,461         46,856       51,377           34,375                 94,274              14,682
    --------    ----------     ----------   ----------         --------             ----------            --------
    $367,359    $1,055,597     $  435,421   $1,570,185         $455,223             $1,382,503            $237,571
    --------    ----------     ----------   ----------         --------             ----------            --------
    $ 12.00     $    29.52     $     9.20   $    30.41         $  13.15             $    14.76            $  16.04
    --------    ----------     ----------   ----------         --------             ----------            --------
     16,293          6,328         28,032        8,333           20,173                 22,858               6,028
    --------    ----------     ----------   ----------         --------             ----------            --------
    $195,456    $  186,802     $  258,022   $  253,426         $265,278             $  337,331            $ 96,716
    --------    ----------     ----------   ----------         --------             ----------            --------
    $548,348    $1,394,654     $  853,526   $1,872,875         $858,563             $1,803,614            $389,215
    --------    ----------     ----------   ----------         --------             ----------            --------
    $    --     $  237,506     $  136,143   $  245,641         $166,007             $  161,148            $ 69,996
    --------    ----------     ----------   ----------         --------             ----------            --------
    $    --     $       --     $       --   $       --         $     --             $       --            $     --
    --------    ----------     ----------   ----------         --------             ----------            --------
    $    --     $       --     $    5,653   $       --         $    381             $     (151)           $      8
    --------    ----------     ----------   ----------         --------             ----------            --------


       MIDCAP
      HLS FUND
     ----------
     $3,046,114
             --
             --
             --
             --
         27,963
          5,693
          2,261
             --
              9
     ----------
      3,082,040
     ----------
             --
             --
              6
             --
        225,400
          1,898
          1,865
             --
             --
             --
            104
             46
              5
            131
             --
     ----------
        229,455
     ----------
     $2,852,585
     ==========
     $2,231,846
          7,979
        317,808
        294,952
     ----------
     $2,852,585
     ==========
      2,400,000
     ----------
     $    0.001
     ----------
     $    28.83
     ----------
         89,690
     ----------
     $2,585,917
     ----------
     $    28.59
     ----------
          9,326
     ----------
     $  266,668
     ----------
     $2,751,155
     ----------
     $  219,165
     ----------
     $       --
     ----------
     $       --
     ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MIDCAP VALUE         MONEY MARKET
                                                                HLS FUND             HLS FUND
                                                              ------------         ------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................   $1,301,684           $1,909,952
  Cash(+)...................................................            1                  101
  Foreign currency on deposit with custodian#...............           --                   --
  Unrealized appreciation in forward foreign currency
    contracts...............................................           --                   --
  Unrealized appreciation in forward foreign bonds..........           --                   --
  Receivables:
    Investment securities sold..............................        2,704                   --
    Fund shares sold........................................           22                5,484
    Dividends and interest..................................          990                3,245
    Variation Margin........................................           --                   --
  Other assets..............................................            4                  496
                                                               ----------           ----------
Total assets................................................    1,305,405            1,919,278
                                                               ----------           ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --                   --
  Unrealized depreciation on forward foreign bonds..........           --                   --
  Bank overdraft -- U.S. Dollars............................           --                   --
  Bank overdraft -- foreign cash#...........................           --                   --
  Payable upon return of securities loaned..................      220,540                   --
  Payables:
    Investment securities purchased.........................        1,053                   --
    Fund shares redeemed....................................          994               22,840
    Dividends...............................................           --                   --
    Variation margin........................................           --                   --
    Forward foreign bonds...................................           --                   --
    Investment advisory and management fees.................           49                   39
    Administrative fee......................................           17                   31
    Distribution fees.......................................            8                    6
  Accrued expenses..........................................           56                  141
  Other liabilities.........................................           --                   --
                                                               ----------           ----------
Total liabilities...........................................      222,717               23,057
                                                               ----------           ----------
Net assets..................................................   $1,082,688           $1,896,221
                                                               ==========           ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................   $  833,427           $1,896,221
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................        3,488                   --
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................      104,856                   --
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................      140,917                   --
                                                               ----------           ----------
Net assets..................................................   $1,082,688           $1,896,221
                                                               ==========           ==========
Shares authorized...........................................    1,200,000            7,000,000
                                                               ----------           ----------
Par value...................................................   $    0.001           $    0.001
                                                               ----------           ----------
CLASS IA: Net asset value per share.........................   $    12.92           $     1.00
                                                               ----------           ----------
           Shares outstanding...............................       54,959            1,587,423
                                                               ----------           ----------
           Net assets.......................................   $  709,916           $1,587,423
                                                               ----------           ----------
CLASS IB: Net asset value per share.........................   $    12.86           $     1.00
                                                               ----------           ----------
           Shares outstanding...............................       28,995              308,798
                                                               ----------           ----------
           Net assets.......................................   $  372,772           $  308,798
                                                               ----------           ----------
@ Cost of securities........................................   $1,160,767           $1,909,952
                                                               ----------           ----------
@ Market value of securities on loan........................   $  214,870           $       --
                                                               ----------           ----------
(+)  Cash held as collateral on loaned securities...........   $       --           $       --
                                                               ----------           ----------
# Cost of foreign currency on deposit with custodian........   $       --           $       --
                                                               ----------           ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                           SMALLCAP                 TOTAL RETURN   U.S. GOVERNMENT                  VALUE
    MORTGAGE SECURITIES   SMALL COMPANY     GROWTH       STOCK          BOND         SECURITIES       VALUE     OPPORTUNITIES
         HLS FUND           HLS FUND       HLS FUND     HLS FUND      HLS FUND        HLS FUND       HLS FUND     HLS FUND
    -------------------   -------------   ----------   ----------   ------------   ---------------   --------   -------------
         $ 607,891         $1,590,431     $1,258,626   $5,389,609    $4,963,159      $1,098,362      $343,466     $610,682
                 1                512              2          356             2              --           --            26
                --              2,416             --           --         5,702              28           --           243
                --                 --             --            2         2,738              --           --            12
                --                 --             --           --            --              --           --            --
               201             64,042          4,030      224,411       166,723              --        1,504         3,934
             1,460                957            551          503         2,232             994          191           548
             2,690                203            537        6,082        32,250           6,907          428           697
                17                 --             --           --            --              --           --            --
                 5                 59             18           13            19               3            4             8
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
           612,265          1,658,620      1,263,764    5,620,976     5,172,825       1,106,294      345,593       616,150
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
                --                278             --           78        11,980              --           --            --
                --                 --             --           --            --              --           --            --
                --                 --             --           --            --              --           --            --
                --                 --             --           --            --              --           --            --
                --            209,659        302,399      323,685       543,735          22,413           --        39,527
            44,651             69,022          7,783      155,369       759,673         145,370        3,384         1,586
               876              1,264            965        3,223         5,374             325          463           218
                --                 --             --           --            --              --           --            --
                --                 --             --          107            --              72           --            --
                --                 --             --           --            --              --           --            --
                12                 50             46          108            82              35           17            29
                 9                 22             --           83            63              --            6            --
                 3                  6              5           15            21               6            3             3
                34                138             38          453           150              34           13            23
                --                 --             --           --            --              --           --            --
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
            45,585            280,439        311,236      483,121     1,321,078         168,255        3,886        41,386
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $ 566,680         $1,378,181     $  952,528   $5,137,855    $3,851,747      $  938,039      $341,707     $574,764
         =========         ==========     ==========   ==========    ==========      ==========      ========     ========
         $ 587,771         $1,057,934     $  850,959   $4,956,850    $3,918,144      $  968,774      $267,164     $498,613
            14,663               (558)         1,285       37,527        85,321          19,630        2,012         3,879
           (20,470)           175,185         52,900      103,008       (72,714)        (35,258)      19,773        23,258
           (15,284)           145,620         47,384       40,470       (79,004)        (15,107)      52,758        49,014
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $ 566,680         $1,378,181     $  952,528   $5,137,855    $3,851,747      $  938,039      $341,707     $574,764
         =========         ==========     ==========   ==========    ==========      ==========      ========     ========
         1,200,000          1,500,000        700,000    4,000,000     5,000,000         700,000      800,000       700,000
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $   0.001         $    0.001     $    0.001   $    0.001    $    0.001      $    0.001      $ 0.001      $  0.001
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $   10.87         $    20.97     $    21.01   $    49.67    $    11.16      $    10.70      $ 11.67      $  18.58
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
            38,854             52,388         33,743       88,943       252,267          59,238       17,943        22,732
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $ 422,289         $1,098,814     $  708,989   $4,417,464    $2,814,400      $  633,574      $209,336     $422,328
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $   10.79         $    20.65     $    20.94   $    49.50    $    11.09      $    10.66      $ 11.62      $  18.47
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
            13,388             13,529         11,632       14,552        93,534          28,573       11,390         8,255
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $ 144,391         $  279,367     $  243,539   $  720,391    $1,037,347      $  304,465      $132,371     $152,436
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $ 623,161         $1,444,819     $1,211,242   $5,349,033    $5,033,010      $1,113,464      $290,708     $561,673
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $      --         $  202,100     $  294,444   $  312,479    $  533,355      $   21,967      $    --      $ 38,779
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $      --         $       --     $        1   $       --    $       --      $       --      $    --      $     --
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------
         $      --         $    2,416     $       --   $       --    $    5,648      $       28      $    --      $    243
         ---------         ----------     ----------   ----------    ----------      ----------      --------     --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENT OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                  CAPITAL
                                                              ADVISERS          APPRECIATION
                                                              HLS FUND            HLS FUND
                                                              ---------         ------------
INVESTMENT INCOME:
    Dividends...............................................  $ 56,541            $104,489
    Interest................................................    78,846               4,517
    Securities lending......................................     2,920               1,419
    Less: Foreign tax withheld..............................    (2,455)             (3,385)
                                                              ---------           --------
      Total investment income, net..........................   135,852             107,040
                                                              ---------           --------
EXPENSES:
    Investment management and advisory fees.................    18,338              30,879
    Administrative services fees............................     9,131              14,327
    Distribution fees -- Class IB...........................     1,647               3,528
    Custodian fees..........................................       340               1,884
    Accounting services.....................................       685               1,075
    Board of Directors' fees................................        77                 119
    Other expenses..........................................       730                 659
                                                              ---------           --------
         Total expenses (before waivers and fees paid
         indirectly)........................................    30,948              52,471
    Expense waivers.........................................        --                  --
    Fees paid indirectly....................................      (827)             (1,064)
                                                              ---------           --------
         Total waivers and fees paid indirectly.............      (827)             (1,064)
                                                              ---------           --------
         Total expenses, net................................    30,121              51,407
                                                              ---------           --------
    Net investment income (loss)............................   105,731              55,633
                                                              ---------           --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on investments.................   438,952             982,164
    Net realized gain (loss) on swaps, futures and options
     contracts..............................................       880              (3,787)
    Net realized gain (loss) on foreign currency
     transactions...........................................       (49)                286
                                                              ---------           --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:......   439,783             978,663
                                                              ---------           --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
    Net unrealized appreciation (depreciation) of
     investments............................................  (522,356)           (500,853)
    Net unrealized appreciation (depreciation) of futures
     and options contracts..................................     1,372              (1,704)
    Net unrealized appreciation (depreciation) on
     translation of other assets and liabilities in foreign
     currencies.............................................        48                (293)
                                                              ---------           --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................  (520,936)           (502,850)
                                                              ---------           --------
NET GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............   (81,153)            475,813
                                                              ---------           --------
PAYMENT FROM AFFILIATE (SEE NOTE 3D OF ACCOMPANYING NOTES TO
  FINANCIAL STATEMENTS).....................................        --                  --
                                                              ---------           --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $ 24,578            $531,446
                                                              =========           ========


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                              GLOBAL             GLOBAL
    DISCIPLINED EQUITY   DIVIDEND & GROWTH   EQUITY INCOME    FOCUS     GLOBAL ADVISERS   COMMUNICATIONS   FINANCIAL SERVICES
         HLS FUND            HLS FUND          HLS FUND      HLS FUND      HLS FUND          HLS FUND           HLS FUND
    ------------------   -----------------   -------------   --------   ---------------   --------------   ------------------
         $12,006             $ 81,506           $ 5,019      $   802        $ 1,840          $   349             $  529
           1,031                1,860                93           21          3,011                6                 10
              63                  566                --           --             55               22                  8
              (5)              (1,677)              (18)         (52)          (182)             (35)               (45)
         -------             --------           -------      -------        -------          -------             ------
          13,095               82,255             5,094          771          4,724              342                502
         -------             --------           -------      -------        -------          -------             ------
           3,523               14,416             1,004          290          1,101               94                126
           1,454                6,580               328           89            396               29                 39
             430                1,895               103           48             85               16                 23
              11                   13                 4           11             71               13                 12
             109                  494                25            7             30                2                  3
               6                   54                 2            1              4               --                 --
              97                  367                18           16             35               12                 10
         -------             --------           -------      -------        -------          -------             ------
           5,630               23,819             1,484          462          1,722              166                213
              --                   --              (164)         (45)            --              (65)               (87)
             (52)                (258)               (9)         (12)           (61)              (3)                (3)
         -------             --------           -------      -------        -------          -------             ------
             (52)                (258)             (173)         (57)           (61)             (68)               (90)
         -------             --------           -------      -------        -------          -------             ------
           5,578               23,561             1,311          405          1,661               98                123
         -------             --------           -------      -------        -------          -------             ------
           7,517               58,694             3,783          366          3,063              244                379
         -------             --------           -------      -------        -------          -------             ------
          21,726              346,947             9,035        5,843         17,746            3,390              2,416
             148                   --                --           --           (766)              --                 --
              --                   --                --           (7)          (710)               4                  2
         -------             --------           -------      -------        -------          -------             ------
          21,874              346,947             9,035        5,836         16,270            3,394              2,418
         -------             --------           -------      -------        -------          -------             ------
          (7,699)             (59,807)            9,220       (8,160)        (8,223)          (4,788)              (444)
             697                   --                --           --           (371)              --                 --
              --                   --                --           (2)           111                2                 --
         -------             --------           -------      -------        -------          -------             ------
          (7,002)             (59,807)            9,220       (8,162)        (8,483)          (4,786)              (444)
         -------             --------           -------      -------        -------          -------             ------
          14,872              287,140            18,255       (2,326)         7,787           (1,392)             1,974
         -------             --------           -------      -------        -------          -------             ------
             105                  398                --           --             --               --                 --
         -------             --------           -------      -------        -------          -------             ------
         $22,494             $346,232           $22,038      $(1,960)       $10,850          $(1,148)            $2,353
         =======             ========           =======      =======        =======          =======             ======


     GLOBAL HEALTH
       HLS FUND
     -------------
       $  2,196
             34
             65
            (84)
       --------
          2,211
       --------
          1,349
            429
            152
             18
             32
              4
             34
       --------
          2,018
             --
            (17)
       --------
            (17)
       --------
          2,001
       --------
            210
       --------
         16,790
             --
             27
       --------
         16,817
       --------
        (12,620)
             --
              4
       --------
        (12,616)
       --------
          4,201
       --------
             --
       --------
       $  4,411
       ========


The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               GLOBAL            GLOBAL
                                                              LEADERS          TECHNOLOGY
                                                              HLS FUND          HLS FUND
                                                              --------         ----------
INVESTMENT INCOME:
  Dividends.................................................  $ 9,473           $    439
  Interest..................................................      261                 25
  Securities lending........................................      317                 19
  Less: Foreign tax withheld................................     (871)               (30)
                                                              --------          --------
    Total investment income, net............................    9,180                453
                                                              --------          --------
EXPENSES:
  Investment management and advisory fees...................    3,056                496
  Administrative services fees..............................    1,234                153
  Distribution fees -- Class IB.............................      355                 57
  Custodian fees............................................      278                 40
  Accounting services.......................................       93                 11
  Board of Directors' fees..................................       11                  1
  Other expenses............................................       96                 29
                                                              --------          --------
    Total expenses (before waivers and fees paid
     indirectly)............................................    5,123                787
  Expense waivers...........................................       --                 --
  Fees paid indirectly......................................     (210)               (23)
                                                              --------          --------
    Total waivers and fees paid indirectly..................     (210)               (23)
                                                              --------          --------
    Total expenses, net.....................................    4,913                764
                                                              --------          --------
  Net investment income (loss)..............................    4,267               (311)
                                                              --------          --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................   76,414             12,353
  Net realized gain (loss) on swaps, futures and options
    contracts...............................................       --                 --
  Net realized gain (loss) on foreign currency
    transactions............................................     (183)                10
                                                              --------          --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:......   76,231             12,363
                                                              --------          --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................  (17,958)           (14,650)
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................       --                 --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       (7)                (3)
                                                              --------          --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................  (17,965)           (14,653)
                                                              --------          --------
NET GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............   58,266             (2,290)
                                                              --------          --------
PAYMENT FROM AFFILIATE (SEE NOTE 3D OF ACCOMPANYING NOTES TO
  FINANCIAL STATEMENTS).....................................       --                 --
                                                              --------          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $62,533           $ (2,601)
                                                              ========          ========


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  GROWTH                               INTERNATIONAL CAPITAL   INTERNATIONAL   INTERNATIONAL
     GROWTH    OPPORTUNITIES   HIGH YIELD    INDEX         APPRECIATION        OPPORTUNITIES   SMALL COMPANY    MIDCAP
    HLS FUND     HLS FUND       HLS FUND    HLS FUND         HLS FUND            HLS FUND        HLS FUND      HLS FUND
    --------   -------------   ----------   --------   ---------------------   -------------   -------------   ---------
    $ 2,561      $   4,791      $    --     $17,997          $  7,792            $ 29,956         $ 4,961      $  15,338
        355            423       27,530         234               691                 991             183          2,556
         --            694          253          99               281               1,200             188            276
        (22)          (241)          --          --              (984)             (3,743)           (641)          (219)
    --------     ---------      -------     --------         --------            --------         -------      ---------
      2,894          5,667       27,783      18,330             7,780              28,404           4,691         17,951
    --------     ---------      -------     --------         --------            --------         -------      ---------
      1,676          3,848        1,864       1,917             2,074               4,028           1,064          6,653
        568             --          707       1,918               687               1,691             334          2,927
        253            240          331         329               328                 426             129            338
          7            126           21          55               213                 616             132             35
         43             --           53         144                51                 127              25            220
          4              8            5          15                 4                  12               2             23
         47             95           75         118                44                 126              28            177
    --------     ---------      -------     --------         --------            --------         -------      ---------
      2,598          4,317        3,056       4,496             3,401               7,026           1,714         10,373
         --             --         (177)       (959)               --                  --              --             --
        (56)          (178)         (14)         (3)             (157)               (322)            (41)          (394)
    --------     ---------      -------     --------         --------            --------         -------      ---------
        (56)          (178)        (191)       (962)             (157)               (322)            (41)          (394)
    --------     ---------      -------     --------         --------            --------         -------      ---------
      2,542          4,139        2,865       3,534             3,244               6,704           1,673          9,979
    --------     ---------      -------     --------         --------            --------         -------      ---------
        352          1,528       24,918      14,796             4,536              21,700           3,018          7,972
    --------     ---------      -------     --------         --------            --------         -------      ---------
     26,098        118,573       (4,701)     52,673            61,444             156,844          33,403        321,277
         --             --          (17)        (73)               --                  --              --             --
         (5)           (13)          39          --              (173)             (1,335)            309            (12)
    --------     ---------      -------     --------         --------            --------         -------      ---------
     26,093        118,560       (4,679)     52,600            61,271             155,509          33,712        321,265
    --------     ---------      -------     --------         --------            --------         -------      ---------
    (43,107)      (105,145)      (1,859)    (17,427)          (19,790)            (32,017)         (6,317)      (239,022)
         --             --           --         639                --                  --              --             --
         --            (12)         715          --                66                (619)           (383)            15
    --------     ---------      -------     --------         --------            --------         -------      ---------
    (43,107)      (105,157)      (1,144)    (16,788)          (19,724)            (32,636)         (6,700)      (239,007)
    --------     ---------      -------     --------         --------            --------         -------      ---------
    (17,014)        13,403       (5,823)     35,812            41,547             122,873          27,012         82,258
    --------     ---------      -------     --------         --------            --------         -------      ---------
        253            257          129          90                --                  --              --             --
    --------     ---------      -------     --------         --------            --------         -------      ---------
    $(16,409)    $  15,188      $19,224     $50,698          $ 46,083            $144,573         $30,030      $  90,230
    ========     =========      =======     ========         ========            ========         =======      =========


The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MIDCAP VALUE         MONEY MARKET
                                                                HLS FUND             HLS FUND
                                                              ------------         ------------
INVESTMENT INCOME:
  Dividends.................................................    $  7,286             $    --
  Interest..................................................         285              38,050
  Securities lending........................................          78                  --
  Less: Foreign tax withheld................................        (136)                 --
                                                                --------             -------
    Total investment income, net............................       7,513              38,050
                                                                --------             -------
EXPENSES:
  Investment management and advisory fees...................       3,108               1,987
  Administrative services fees..............................       1,126               1,590
  Distribution fees -- Class IB.............................         492                 336
  Custodian fees............................................          24                   5
  Accounting services.......................................          84                 119
  Board of Directors' fees..................................           9                  16
  Other expenses............................................          84                 188
                                                                --------             -------
    Total expenses (before waivers and fees paid
     indirectly)............................................       4,927               4,241
  Expense waivers...........................................          --                  --
  Fees paid indirectly......................................         (80)                 (3)
                                                                --------             -------
    Total waivers and fees paid indirectly..................         (80)                 (3)
                                                                --------             -------
    Total expenses, net.....................................       4,847               4,238
                                                                --------             -------
  Net investment income (loss)..............................       2,666              33,812
                                                                --------             -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     105,705                  --
  Net realized gain (loss) on swaps, futures and options
    contracts...............................................          --                  --
  Net realized gain (loss) on foreign currency
    transactions............................................          17                  --
                                                                --------             -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:......     105,722                  --
                                                                --------             -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................     (37,471)                 --
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................          --                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --                  --
                                                                --------             -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................     (37,471)                 --
                                                                --------             -------
NET GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............      68,251                  --
                                                                --------             -------
PAYMENT FROM AFFILIATE (SEE NOTE 3D OF ACCOMPANYING NOTES TO
  FINANCIAL STATEMENTS).....................................         821                  --
                                                                --------             -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $ 71,738             $33,812
                                                                ========             =======


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                          SMALLCAP               TOTAL RETURN   U.S. GOVERNMENT                  VALUE
    MORTGAGE SECURITIES   SMALL COMPANY    GROWTH      STOCK         BOND         SECURITIES       VALUE     OPPORTUNITIES
         HLS FUND           HLS FUND      HLS FUND   HLS FUND      HLS FUND        HLS FUND       HLS FUND     HLS FUND
    -------------------   -------------   --------   ---------   ------------   ---------------   --------   -------------
         $     --           $   2,808     $ 3,823    $ 51,755     $     367        $     --       $ 3,499       $ 5,653
           15,876                 806         251         554        97,022          22,004            72            94
               --                 774         668         704           600             212             3           107
               --                (156)         (4)     (2,034)           --              --            (1)         (199)
         --------           ---------     --------   ---------    ---------        --------       -------       -------
           15,876               4,232       4,738      50,979        97,989          22,216         3,573         5,655
         --------           ---------     --------   ---------    ---------        --------       -------       -------
              736               3,277       3,104       7,009         4,970           2,063         1,021         1,767
              589               1,350          --       5,433         3,803              --           334            --
              191                 296         349         947         1,306             390           165           198
                8                  75          11         243            70              55             5            17
               44                 101          --         408           285              --            25            --
                5                  10           7          47            33               7             3             4
               47                 105          89         400           232              75            28            44
         --------           ---------     --------   ---------    ---------        --------       -------       -------
            1,620               5,214       3,560      14,487        10,699           2,590         1,581         2,030
               --                  --          --          --            --              --            --            --
               (6)               (234)       (107)       (775)          (52)             (5)          (20)          (34)
         --------           ---------     --------   ---------    ---------        --------       -------       -------
               (6)               (234)       (107)       (775)          (52)             (5)          (20)          (34)
         --------           ---------     --------   ---------    ---------        --------       -------       -------
            1,614               4,980       3,453      13,712        10,647           2,585         1,561         1,996
         --------           ---------     --------   ---------    ---------        --------       -------       -------
           14,262                (748)      1,285      37,267        87,342          19,631         2,012         3,659
         --------           ---------     --------   ---------    ---------        --------       -------       -------
           (3,139)            187,236      55,741     394,848       (62,632)        (13,779)       20,831        24,231
             (379)                 --          --          --         1,477              52            --            --
               --                  --          --         (32)        7,981              24            --             6
         --------           ---------     --------   ---------    ---------        --------       -------       -------
           (3,518)            187,236      55,741     394,816       (53,174)        (13,703)       20,831        24,237
         --------           ---------     --------   ---------    ---------        --------       -------       -------
          (11,766)           (103,895)    (55,340)   (371,468)      (50,764)         (6,538)        1,503        (2,777)
              (14)                 --          --        (107)           --              (5)           --            --
               --                  11          --          42        (6,645)             55            --             6
         --------           ---------     --------   ---------    ---------        --------       -------       -------
          (11,780)           (103,884)    (55,340)   (371,533)      (57,409)         (6,488)        1,503        (2,771)
         --------           ---------     --------   ---------    ---------        --------       -------       -------
          (15,298)             83,352         401      23,283      (110,583)        (20,191)       22,334        21,466
         --------           ---------     --------   ---------    ---------        --------       -------       -------
               --                 189          --         260           107              --            --           220
         --------           ---------     --------   ---------    ---------        --------       -------       -------
         $ (1,036)          $  82,793     $ 1,686    $ 60,810     $ (23,134)       $   (560)      $24,346       $25,345
         ========           =========     ========   =========    =========        ========       =======       =======


The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           ADVISERS HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................     $  105,731                $   196,156
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        439,783                    906,755
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................       (520,936)                  (420,729)
  Payment from affiliate....................................             --                         --
                                                                 ----------                -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         24,578                    682,182
                                                                 ----------                -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................             --                   (272,290)
    Class IB................................................             --                    (39,286)
  From net realized gain on investments
    Class IA................................................             --                   (351,514)
    Class IB................................................             --                    (58,538)
  From tax-return of capital
    Class IA................................................             --                   (118,875)
    Class IB................................................             --                    (19,797)
                                                                 ----------                -----------
    Total distributions.....................................             --                   (860,300)
                                                                 ----------                -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        119,845                    187,216
      Issued on reinvestment of distributions...............             --                    742,679
      Redeemed..............................................       (953,460)                (2,318,933)
                                                                 ----------                -----------
    Total capital share transactions........................       (833,615)                (1,389,038)
                                                                 ----------                -----------
    Class IB
      Sold..................................................         12,511                     63,508
      Issued on reinvestment of distributions...............             --                    117,621
      Redeemed..............................................       (135,230)                  (252,096)
                                                                 ----------                -----------
    Total capital share transactions........................       (122,719)                   (70,967)
                                                                 ----------                -----------
  Net increase (decrease) from capital share transactions...       (956,334)                (1,460,005)
                                                                 ----------                -----------
  Net increase (decrease) in net assets.....................       (931,756)                (1,638,123)
NET ASSETS:
  Beginning of period.......................................      9,523,570                 11,161,693
                                                                 ----------                -----------
  End of period.............................................     $8,591,814                $ 9,523,570
                                                                 ==========                ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................     $  105,731                $        --
                                                                 ==========                ===========
SHARES:
    Class IA
      Sold..................................................          5,231                      8,100
      Issued on reinvestment of distributions...............             --                     32,735
      Redeemed..............................................        (41,676)                   (99,678)
                                                                 ----------                -----------
    Total share activity....................................        (36,445)                   (58,843)
                                                                 ----------                -----------
    Class IB
      Sold..................................................            541                      2,719
      Issued on reinvestment of distributions...............             --                      5,150
      Redeemed..............................................         (5,874)                   (10,778)
                                                                 ----------                -----------
    Total share activity....................................         (5,333)                    (2,909)
                                                                 ----------                -----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

         CAPITAL APPRECIATION HLS FUND            DISCIPLINED EQUITY HLS FUND             DIVIDEND & GROWTH HLS FUND
     -------------------------------------   -------------------------------------   -------------------------------------
     FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
       PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
       JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
     -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
        (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
        $    55,633         $    96,479         $    7,517          $   11,779          $   58,694          $  103,335
            978,663           2,125,947             21,874              78,302             346,947             247,944
           (502,850)           (294,622)            (7,002)            (12,263)            (59,807)             18,268
                 --                  --                105                  --                 398                  --
        -----------         -----------         ----------          ----------          ----------          ----------
            531,446           1,927,804             22,494              77,818             346,232             369,547
        -----------         -----------         ----------          ----------          ----------          ----------
                 --             (99,634)              (571)            (11,182)             (1,884)            (91,433)
                 --             (15,790)                --              (2,973)                 --             (23,657)
           (459,050)         (1,510,221)                --                  --             (44,605)           (211,926)
           (111,839)           (373,818)                --                  --             (13,188)            (64,731)
                 --                  --                 --                  --                  --                  --
                 --                  --                 --                  --                  --                  --
        -----------         -----------         ----------          ----------          ----------          ----------
           (570,889)         (1,999,463)              (571)            (14,155)            (59,677)           (391,747)
        -----------         -----------         ----------          ----------          ----------          ----------
            488,374             980,291            211,145             347,973             303,756             702,681
            459,050           1,609,855                571              11,182              46,489             303,359
         (1,150,292)         (1,962,162)           (64,912)           (156,297)           (485,994)           (729,202)
        -----------         -----------         ----------          ----------          ----------          ----------
           (202,868)            627,984            146,804             202,858            (135,749)            276,838
        -----------         -----------         ----------          ----------          ----------          ----------
             67,082             325,619             16,130              80,477              34,616             183,594
            111,839             389,608                 --               2,973              13,188              88,388
           (281,062)           (418,122)           (22,935)            (31,269)           (133,206)           (154,365)
        -----------         -----------         ----------          ----------          ----------          ----------
           (102,141)            297,105             (6,805)             52,181             (85,402)            117,617
        -----------         -----------         ----------          ----------          ----------          ----------
           (305,009)            925,089            139,999             255,039            (221,151)            394,455
        -----------         -----------         ----------          ----------          ----------          ----------
           (344,452)            853,430            161,922             318,702              65,404             372,255
         14,111,173          13,257,743          1,359,811           1,041,109           6,485,329           6,113,074
        -----------         -----------         ----------          ----------          ----------          ----------
        $13,766,721         $14,111,173         $1,521,733          $1,359,811          $6,550,733          $6,485,329
        ===========         ===========         ==========          ==========          ==========          ==========
        $    57,712         $     2,079         $    7,622          $      571          $   59,092          $    1,884
        ===========         ===========         ==========          ==========          ==========          ==========
              8,881              17,986             16,267              28,356              14,181              33,702
              8,943              30,675                 46                 886               2,199              14,549
            (20,793)            (36,297)            (5,000)            (12,853)            (22,585)            (34,828)
        -----------         -----------         ----------          ----------          ----------          ----------
             (2,969)             12,364             11,313              16,389              (6,205)             13,423
        -----------         -----------         ----------          ----------          ----------          ----------
              1,220               6,092              1,253               6,744               1,613               8,897
              2,192               7,457                 --                 237                 627               4,254
             (5,094)             (7,702)            (1,781)             (2,575)             (6,177)             (7,409)
        -----------         -----------         ----------          ----------          ----------          ----------
             (1,682)              5,847               (528)              4,406              (3,937)              5,742
        -----------         -----------         ----------          ----------          ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        EQUITY INCOME HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................      $  3,783                  $  5,128
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................         9,035                       915
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................         9,220                     6,664
  Payment from affiliate....................................            --                        --
                                                                  --------                  --------
  Net increase (decrease) in net assets resulting from
    operations..............................................        22,038                    12,707
                                                                  --------                  --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          (239)                   (3,760)
    Class IB................................................            --                    (1,110)
  From net realized gain on investments
    Class IA................................................          (587)                       --
    Class IB................................................          (200)                       --
  From tax-return of capital
    Class IA................................................            --                        --
    Class IB................................................            --                        --
                                                                  --------                  --------
    Total distributions.....................................        (1,026)                   (4,870)
                                                                  --------                  --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        36,556                   161,389
      Issued on reinvestment of distributions...............           826                     3,760
      Redeemed..............................................       (25,514)                  (29,739)
                                                                  --------                  --------
    Total capital share transactions........................        11,868                   135,410
                                                                  --------                  --------
    Class IB
      Sold..................................................        10,420                    59,757
      Issued on reinvestment of distributions...............           201                     1,110
      Redeemed..............................................        (7,515)                   (8,618)
                                                                  --------                  --------
    Total capital share transactions........................         3,106                    52,249
                                                                  --------                  --------
         Net increase (decrease) from capital share
           transactions.....................................        14,974                   187,659
                                                                  --------                  --------
         Net increase (decrease) in net assets..............        35,986                   195,496
NET ASSETS:
  Beginning of period.......................................       310,568                   115,072
                                                                  --------                  --------
  End of period.............................................      $346,554                  $310,568
                                                                  ========                  ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $  3,783                  $    239
                                                                  ========                  ========
SHARES:
    Class IA
      Sold..................................................         2,926                    13,691
      Issued on reinvestment of distributions...............            65                       310
      Redeemed..............................................        (2,043)                   (2,494)
                                                                  --------                  --------
    Total share activity....................................           948                    11,507
                                                                  --------                  --------
    Class IB
      Sold..................................................           832                     5,122
      Issued on reinvestment of distributions...............            16                        92
      Redeemed..............................................          (596)                     (727)
                                                                  --------                  --------
    Total share activity....................................           252                     4,487
                                                                  --------                  --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

               FOCUS HLS FUND                     GLOBAL ADVISERS HLS FUND             GLOBAL COMMUNICATIONS HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
        $    366            $    562            $  3,063            $  6,504             $   244             $   671
           5,836               7,485              16,270              20,248               3,394               4,678
          (8,162)               (247)             (8,483)            (14,739)             (4,786)               (742)
              --                  --                  --                  --                  --                  --
        --------            --------            --------            --------             -------             -------
          (1,960)              7,800              10,850              12,013              (1,148)              4,607
        --------            --------            --------            --------             -------             -------
             (13)               (860)             (2,901)            (12,430)                (50)               (622)
              --                (501)               (441)             (2,383)                (26)               (409)
          (3,809)             (1,785)             (1,845)                 --              (2,567)                (39)
          (2,777)             (1,463)               (386)                 --              (2,122)                (29)
              --                  --                  --                  --                  --                  --
              --                  --                  --                  --                  --                  --
        --------            --------            --------            --------             -------             -------
          (6,599)             (4,609)             (5,573)            (14,813)             (4,765)             (1,099)
        --------            --------            --------            --------             -------             -------
           5,024              12,484              11,019              30,360                 248                 465
           3,822               2,645               4,746              12,430               2,617                 661
          (8,818)            (13,662)            (36,886)            (71,319)             (1,968)             (4,083)
        --------            --------            --------            --------             -------             -------
              28               1,467             (21,121)            (28,529)                897              (2,957)
        --------            --------            --------            --------             -------             -------
           1,726               6,808               4,286              15,851               1,383                 826
           2,777               1,964                 827               2,383               2,148                 438
          (8,519)             (9,886)            (11,865)            (33,084)             (1,589)             (2,517)
        --------            --------            --------            --------             -------             -------
          (4,016)             (1,114)             (6,752)            (14,850)              1,942              (1,253)
        --------            --------            --------            --------             -------             -------
          (3,988)                353             (27,873)            (43,379)              2,839              (4,210)
        --------            --------            --------            --------             -------             -------
         (12,547)              3,544             (22,596)            (46,179)             (3,074)               (702)
          94,651              91,107             403,515             449,694              28,954              29,656
        --------            --------            --------            --------             -------             -------
        $ 82,104            $ 94,651            $380,919            $403,515             $25,880             $28,954
        ========            ========            ========            ========             =======             =======
        $    366            $     13            $  3,300            $  3,579             $   244             $    76
        ========            ========            ========            ========             =======             =======
             475               1,217                 854               2,493                  23                  51
             409                 267                 384               1,014                 347                  71
            (827)             (1,360)             (2,873)             (5,848)               (193)               (460)
        --------            --------            --------            --------             -------             -------
              57                 124              (1,635)             (2,341)                177                (338)
        --------            --------            --------            --------             -------             -------
             164                 666                 333               1,312                 133                  89
             298                 200                  67                 196                 286                  47
            (804)               (987)               (929)             (2,749)               (154)               (276)
        --------            --------            --------            --------             -------             -------
            (342)               (121)               (529)             (1,241)                265                (140)
        --------            --------            --------            --------             -------             -------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  GLOBAL FINANCIAL SERVICES HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................       $   379                   $   547
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................         2,418                     1,549
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................          (444)                    1,493
  Payment from affiliate....................................            --                        --
                                                                   -------                   -------
  Net increase (decrease) in net assets resulting from
    operations..............................................         2,353                     3,589
                                                                   -------                   -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (30)                     (658)
    Class IB................................................            (6)                     (505)
  From net realized gain on investments
    Class IA................................................          (815)                      (19)
    Class IB................................................          (705)                      (17)
  From tax-return of capital
    Class IA................................................            --                        --
    Class IB................................................            --                        --
                                                                   -------                   -------
    Total distributions.....................................        (1,556)                   (1,199)
                                                                   -------                   -------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................           156                       260
      Issued on reinvestment of distributions...............           845                       677
      Redeemed..............................................        (2,008)                   (3,750)
                                                                   -------                   -------
    Total capital share transactions........................        (1,007)                   (2,813)
                                                                   -------                   -------
    Class IB
      Sold..................................................            10                       216
      Issued on reinvestment of distributions...............           711                       522
      Redeemed..............................................        (2,183)                   (3,534)
                                                                   -------                   -------
    Total capital share transactions........................        (1,462)                   (2,796)
                                                                   -------                   -------
         Net increase (decrease) from capital share
           transactions.....................................        (2,469)                   (5,609)
                                                                   -------                   -------
         Net increase (decrease) in net assets..............        (1,672)                   (3,219)
NET ASSETS:
  Beginning of period.......................................        38,564                    41,783
                                                                   -------                   -------
  End of period.............................................       $36,892                   $38,564
                                                                   =======                   =======
Accumulated undistributed (distribution in excess of) net
  investment income.........................................       $   379                   $    36
                                                                   =======                   =======
SHARES:
    Class IA
      Sold..................................................            12                        25
      Issued on reinvestment of distributions...............            74                        62
      Redeemed..............................................          (164)                     (351)
                                                                   -------                   -------
    Total share activity....................................           (78)                     (264)
                                                                   -------                   -------
    Class IB
      Sold..................................................             1                        20
      Issued on reinvestment of distributions...............            62                        48
      Redeemed..............................................          (179)                     (330)
                                                                   -------                   -------
    Total share activity....................................          (116)                     (262)
                                                                   -------                   -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

           GLOBAL HEALTH HLS FUND                     GLOBAL LEADERS HLS FUND
    -------------------------------------   -------------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR         FOR THE SIX MONTH        FOR THE YEAR
      PERIOD ENDED            ENDED              PERIOD ENDED               ENDED
      JUNE 30, 2006     DECEMBER 31, 2005        JUNE 30, 2006        DECEMBER 31, 2005
    -----------------   -----------------   -----------------------   -----------------
       (UNAUDITED)                                (UNAUDITED)
        $    210            $     88              $    4,267             $    8,291
          16,817              35,610                  76,231                 77,137
         (12,616)             11,942                 (17,965)               (57,471)
              --                  --                      --                     --
        --------            --------              ----------             ----------
           4,411              47,640                  62,533                 27,957
        --------            --------              ----------             ----------
              --                (207)                   (845)                (7,384)
              --                  --                      --                 (1,309)
         (25,677)            (20,387)                 (7,575)                    --
         (10,275)             (8,453)                 (2,256)                    --
              --                  --                      --                     --
              --                  --                      --                     --
        --------            --------              ----------             ----------
         (35,952)            (29,047)                (10,676)                (8,693)
        --------            --------              ----------             ----------
          38,627              29,063                  54,542                 75,573
          25,677              20,594                   8,420                  7,384
         (55,166)            (63,504)               (111,337)              (165,723)
        --------            --------              ----------             ----------
           9,138             (13,847)                (48,375)               (82,766)
        --------            --------              ----------             ----------
           6,819               6,483                  12,253                 47,667
          10,275               8,453                   2,256                  1,309
         (14,364)            (22,087)                (31,470)               (47,937)
        --------            --------              ----------             ----------
           2,730              (7,151)                (16,961)                 1,039
        --------            --------              ----------             ----------
          11,868             (20,998)                (65,336)               (81,727)
        --------            --------              ----------             ----------
         (19,673)             (2,405)                (13,479)               (62,463)
         432,828             435,233               1,215,589              1,278,052
        --------            --------              ----------             ----------
        $413,155            $432,828              $1,202,110             $1,215,589
        ========            ========              ==========             ==========
        $    210            $     --              $    4,267             $      845
        ========            ========              ==========             ==========
           2,141               1,750                   2,793                  4,330
           1,621               1,309                     449                    404
          (3,074)             (3,847)                 (5,674)                (9,391)
        --------            --------              ----------             ----------
             688                (788)                 (2,432)                (4,657)
        --------            --------              ----------             ----------
             382                 395                     621                  2,759
             658                 543                     121                     72
            (810)             (1,347)                 (1,600)                (2,736)
        --------            --------              ----------             ----------
             230                (409)                   (858)                    95
        --------            --------              ----------             ----------

               GLOBAL TECHNOLOGY HLS FUND
     ----------------------------------------------
         FOR THE SIX MONTH          FOR THE YEAR
            PERIOD ENDED                ENDED
           JUNE 30, 2006          DECEMBER 31, 2005
     --------------------------   -----------------
            (UNAUDITED)
              $   (311)               $   (683)
                12,363                  11,518
               (14,653)                  2,824
                    --                      --
              --------                --------
                (2,601)                 13,659
              --------                --------
                    --                    (275)
                    --                     (11)
                    --                      --
                    --                      --
                    --                      --
                    --                      --
              --------                --------
                    --                    (286)
              --------                --------
                31,509                  21,905
                    --                     275
               (35,079)                (39,385)
              --------                --------
                (3,570)                (17,205)
              --------                --------
                 4,949                   9,251
                    --                      11
                (6,103)                (15,056)
              --------                --------
                (1,154)                 (5,794)
              --------                --------
                (4,724)                (22,999)
              --------                --------
                (7,325)                 (9,626)
               148,362                 157,988
              --------                --------
              $141,037                $148,362
              ========                ========
              $   (311)               $     --
              ========                ========
                 5,490                   4,379
                    --                      56
                (6,132)                 (8,121)
              --------                --------
                  (642)                 (3,686)
              --------                --------
                   866                   1,834
                    --                       2
                (1,076)                 (3,045)
              --------                --------
                  (210)                 (1,209)
              --------                --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                            GROWTH HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................      $    352                  $    (364)
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        26,093                      6,503
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................       (43,107)                    21,713
  Payment from affiliate....................................           253                        440
                                                                  --------                  ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................       (16,409)                    28,292
                                                                  --------                  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................            --                         --
    Class IB................................................            --                         --
  From net realized gain on investments
    Class IA................................................        (1,845)                   (12,015)
    Class IB................................................          (995)                    (7,929)
  From tax-return of capital
    Class IA................................................            --                         --
    Class IB................................................            --                         --
                                                                  --------                  ---------
    Total distributions.....................................        (2,840)                   (19,944)
                                                                  --------                  ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        74,780                    212,798
      Issued on reinvestment of distributions...............         1,845                     12,015
      Redeemed..............................................       (42,084)                  (134,784)
                                                                  --------                  ---------
    Total capital share transactions........................        34,541                     90,029
                                                                  --------                  ---------
    Class IB
      Sold..................................................        15,313                     52,952
      Issued on reinvestment of distributions...............           995                      7,929
      Redeemed..............................................       (20,448)                   (27,963)
                                                                  --------                  ---------
    Total capital share transactions........................        (4,140)                    32,918
                                                                  --------                  ---------
         Net increase (decrease) from capital share
           transactions.....................................        30,401                    122,947
                                                                  --------                  ---------
         Net increase (decrease) in net assets..............        11,152                    131,295
NET ASSETS:
  Beginning of period.......................................       551,663                    420,368
                                                                  --------                  ---------
  End of period.............................................      $562,815                  $ 551,663
                                                                  ========                  =========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $    605                  $      --
                                                                  ========                  =========
SHARES:
    Class IA
      Sold..................................................         5,881                     17,662
      Issued on reinvestment of distributions...............           154                        992
      Redeemed..............................................        (3,290)                   (11,119)
                                                                  --------                  ---------
    Total share activity....................................         2,745                      7,535
                                                                  --------                  ---------
    Class IB
      Sold..................................................         1,251                      4,471
      Issued on reinvestment of distributions...............            84                        661
      Redeemed..............................................        (1,631)                    (2,346)
                                                                  --------                  ---------
    Total share activity....................................          (296)                     2,786
                                                                  --------                  ---------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        GROWTH OPPORTUNITIES HLS FUND                HIGH YIELD HLS FUND                       INDEX HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
       $    1,528          $    2,979           $  24,918          $    48,916         $   14,796          $   29,486
          118,560             131,569              (4,679)               2,598             52,600             112,925
         (105,157)             28,121              (1,144)             (40,161)           (16,788)            (55,752)
              257               1,140                 129                4,027                 90                  --
       ----------          ----------           ---------          -----------         ----------          ----------
           15,188             163,809              19,224               15,380             50,698              86,659
       ----------          ----------           ---------          -----------         ----------          ----------
             (717)             (1,991)            (33,439)             (30,128)            (1,153)            (32,716)
               --                  --             (19,522)             (18,501)                --              (4,176)
          (24,580)            (62,345)                 --                   --           (104,096)            (56,659)
           (4,298)            (11,118)                 --                   --            (16,970)             (8,074)
               --                  --                  --                   --                 --                  --
               --                  --                  --                   --                 --                  --
       ----------          ----------           ---------          -----------         ----------          ----------
          (29,595)            (75,454)            (52,961)             (48,629)          (122,219)           (101,625)
       ----------          ----------           ---------          -----------         ----------          ----------
          138,979             320,008              89,253            1,060,510             53,899             207,714
           25,297              64,336              33,439               30,128            105,249              89,375
         (109,652)           (295,764)           (109,932)          (1,146,072)          (229,446)           (555,228)
       ----------          ----------           ---------          -----------         ----------          ----------
           54,624              88,580              12,760              (55,434)           (70,298)           (258,139)
       ----------          ----------           ---------          -----------         ----------          ----------
           32,357              67,825              24,805               59,094             26,432              57,766
            4,298              11,118              19,522               18,501             16,970              12,250
          (26,555)            (25,366)            (46,304)            (101,068)           (42,975)            (58,337)
       ----------          ----------           ---------          -----------         ----------          ----------
           10,100              53,577              (1,977)             (23,473)               427              11,679
       ----------          ----------           ---------          -----------         ----------          ----------
           64,724             142,157              10,783              (78,907)           (69,871)           (246,460)
       ----------          ----------           ---------          -----------         ----------          ----------
           50,317             230,512             (22,954)            (112,156)          (141,392)           (261,426)
        1,192,082             961,570             716,397              828,553          1,965,003           2,226,429
       ----------          ----------           ---------          -----------         ----------          ----------
       $1,242,399          $1,192,082           $ 693,443          $   716,397         $1,823,611          $1,965,003
       ==========          ==========           =========          ===========         ==========          ==========
       $    1,785          $      717           $  25,047          $    52,961         $   14,886          $    1,153
       ==========          ==========           =========          ===========         ==========          ==========
            4,423              11,178               9,027              106,553              1,644               6,556
              874               2,155               3,621                3,143              3,512               2,832
           (3,511)            (10,378)            (11,077)            (114,963)            (6,993)            (17,524)
       ----------          ----------           ---------          -----------         ----------          ----------
            1,786               2,955               1,571               (5,267)            (1,837)             (8,136)
       ----------          ----------           ---------          -----------         ----------          ----------
            1,039               2,434               2,494                5,980                807               1,840
              150                 375               2,134                1,947                569                 390
             (869)               (915)             (4,683)             (10,289)            (1,321)             (1,852)
       ----------          ----------           ---------          -----------         ----------          ----------
              320               1,894                 (55)              (2,362)                55                 378
       ----------          ----------           ---------          -----------         ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................      $  4,536                  $  4,629
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        61,271                    14,958
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................       (19,724)                   27,783
  Payment from affiliate....................................            --                        --
                                                                  --------                  --------
  Net increase (decrease) in net assets resulting from
    operations..............................................        46,083                    47,370
                                                                  --------                  --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          (310)                   (2,955)
    Class IB................................................            --                    (1,223)
  From net realized gain on investments
    Class IA................................................        (5,975)                  (15,233)
    Class IB................................................        (3,534)                  (10,934)
  From tax-return of capital
    Class IA................................................            --                        --
    Class IB................................................            --                        --
                                                                  --------                  --------
    Total distributions.....................................        (9,819)                  (30,345)
                                                                  --------                  --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        85,308                   188,636
      Issued on reinvestment of distributions...............         6,285                    18,188
      Redeemed..............................................       (28,406)                  (54,517)
                                                                  --------                  --------
    Total capital share transactions........................        63,187                   152,307
                                                                  --------                  --------
    Class IB
      Sold..................................................        27,973                   114,389
      Issued on reinvestment of distributions...............         3,534                    12,157
      Redeemed..............................................       (25,584)                  (26,637)
                                                                  --------                  --------
    Total capital share transactions........................         5,923                    99,909
                                                                  --------                  --------
         Net increase (decrease) from capital share
           transactions.....................................        69,110                   252,216
                                                                  --------                  --------
         Net increase (decrease) in net assets..............       105,374                   269,241
NET ASSETS:
  Beginning of period.......................................       615,127                   345,886
                                                                  --------                  --------
  End of period.............................................      $720,501                  $615,127
                                                                  ========                  ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $  4,536                  $    310
                                                                  ========                  ========
SHARES:
    Class IA
      Sold..................................................         6,316                    15,991
      Issued on reinvestment of distributions...............           495                     1,562
      Redeemed..............................................        (2,138)                   (4,614)
                                                                  --------                  --------
    Total share activity....................................         4,673                    12,939
                                                                  --------                  --------
    Class IB
      Sold..................................................         2,097                     9,852
      Issued on reinvestment of distributions...............           280                     1,056
      Redeemed..............................................        (1,934)                   (2,272)
                                                                  --------                  --------
    Total share activity....................................           443                     8,636
                                                                  --------                  --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    INTERNATIONAL OPPORTUNITIES HLS FUND    INTERNATIONAL SMALL COMPANY HLS FUND               MIDCAP HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
       $   21,700          $   16,314           $  3,018            $  2,324           $    7,972          $    9,235
          155,509             196,600             33,712              23,748              321,265             415,407
          (32,636)            (14,194)            (6,700)             12,694             (239,007)            (27,257)
               --                  --                 --                  --                   --                 513
       ----------          ----------           --------            --------           ----------          ----------
          144,573             198,720             30,030              38,766               90,230             397,898
       ----------          ----------           --------            --------           ----------          ----------
          (16,704)                 --               (701)             (4,436)                (476)             (9,372)
               --                  --               (178)             (1,943)                  --                (165)
               --                  --             (2,746)            (19,153)             (69,560)           (344,374)
               --                  --             (1,141)             (9,955)              (7,265)            (35,210)
               --                  --                 --                  --                   --                  --
               --                  --                 --                  --                   --                  --
       ----------          ----------           --------            --------           ----------          ----------
          (16,704)                 --             (4,766)            (35,487)             (77,301)           (389,121)
       ----------          ----------           --------            --------           ----------          ----------
          178,363             228,878             59,335             115,303              359,974             666,939
           16,704                  --              3,447              23,589               70,036             353,747
         (163,083)           (191,381)           (36,158)            (30,886)            (386,442)           (692,868)
       ----------          ----------           --------            --------           ----------          ----------
           31,984              37,497             26,624             108,006               43,568             327,818
       ----------          ----------           --------            --------           ----------          ----------
           29,993              94,277             14,500              38,303               34,790              57,437
               --                  --              1,319              11,898                7,265              35,375
          (41,064)            (62,078)           (19,289)            (14,379)             (30,605)            (60,145)
       ----------          ----------           --------            --------           ----------          ----------
          (11,071)             32,199             (3,470)             35,822               11,450              32,667
       ----------          ----------           --------            --------           ----------          ----------
           20,913              69,696             23,154             143,828               55,018             360,485
       ----------          ----------           --------            --------           ----------          ----------
          148,782             268,416             48,418             147,107               67,947             369,262
        1,571,052           1,302,636            285,869             138,762            2,784,638           2,415,376
       ----------          ----------           --------            --------           ----------          ----------
       $1,719,834          $1,571,052           $334,287            $285,869           $2,852,585          $2,784,638
       ==========          ==========           ========            ========           ==========          ==========
       $   21,704          $   16,708           $  2,328            $    189           $    7,979          $      483
       ==========          ==========           ========            ========           ==========          ==========
           12,333              18,714              3,631               7,743               12,151              22,216
            1,190                  --                221               1,634                2,497              12,353
          (11,332)            (15,599)            (2,227)             (2,106)             (13,023)            (23,170)
       ----------          ----------           --------            --------           ----------          ----------
            2,191               3,115              1,625               7,271                1,625              11,399
       ----------          ----------           --------            --------           ----------          ----------
            2,056               7,839                895               2,613                1,159               1,942
               --                  --                 85                 833                  261               1,245
           (2,838)             (5,150)            (1,215)               (980)              (1,028)             (2,054)
       ----------          ----------           --------            --------           ----------          ----------
             (782)              2,689               (235)              2,466                  392               1,133
       ----------          ----------           --------            --------           ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                         MIDCAP VALUE HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................     $    2,666                $    2,489
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        105,722                   138,250
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................        (37,471)                  (38,457)
  Payment from affiliate....................................            821                       445
                                                                 ----------                ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         71,738                   102,727
                                                                 ----------                ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (466)                   (4,179)
    Class IB................................................             --                      (400)
  From net realized gain on investments
    Class IA................................................        (92,107)                  (68,327)
    Class IB................................................        (48,772)                  (37,536)
  From tax-return of capital
    Class IA................................................             --                        --
    Class IB................................................             --                        --
                                                                 ----------                ----------
    Total distributions.....................................       (141,345)                 (110,442)
                                                                 ----------                ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................         17,363                   251,736
      Issued on reinvestment of distributions...............         92,573                    72,507
      Redeemed..............................................        (75,935)                 (367,824)
                                                                 ----------                ----------
    Total capital share transactions........................         34,001                   (43,581)
                                                                 ----------                ----------
    Class IB
      Sold..................................................            821                     2,868
      Issued on reinvestment of distributions...............         48,772                    37,934
      Redeemed..............................................        (44,194)                  (82,751)
                                                                 ----------                ----------
    Total capital share transactions........................          5,399                   (41,949)
                                                                 ----------                ----------
         Net increase (decrease) from capital share
           transactions.....................................         39,400                   (85,530)
                                                                 ----------                ----------
         Net increase (decrease) in net assets..............        (30,207)                  (93,245)
NET ASSETS:
  Beginning of period.......................................      1,112,895                 1,206,140
                                                                 ----------                ----------
  End of period.............................................     $1,082,688                $1,112,895
                                                                 ==========                ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................     $    3,488                $      467
                                                                 ==========                ==========
SHARES:
    Class IA
      Sold..................................................          1,223                    18,289
      Issued on reinvestment of distributions...............          7,417                     5,543
      Redeemed..............................................         (5,157)                  (26,775)
                                                                 ----------                ----------
    Total share activity....................................          3,483                    (2,943)
                                                                 ----------                ----------
    Class IB
      Sold..................................................             56                       211
      Issued on reinvestment of distributions...............          3,926                     2,916
      Redeemed..............................................         (2,995)                   (6,073)
                                                                 ----------                ----------
    Total share activity....................................            987                    (2,946)
                                                                 ----------                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            MONEY MARKET HLS FUND               MORTGAGE SECURITIES HLS FUND               SMALL COMPANY HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
       $   33,812          $    44,998          $ 14,262            $  27,875          $     (748)         $   (2,447)
               --                    3            (3,518)              (5,212)            187,236             162,093
               --                   --           (11,780)              (7,517)           (103,884)             52,581
               --                   --                --                   --                 189                 972
       ----------          -----------          --------            ---------          ----------          ----------
           33,812               45,001            (1,036)              15,146              82,793             213,199
       ----------          -----------          --------            ---------          ----------          ----------
          (28,377)             (38,276)          (22,528)             (20,104)                 --                  --
           (5,435)              (6,722)           (7,440)              (6,761)                 --                  --
               --                   (2)               --                   --                  --                  --
               --                   (1)               --                   --                  --                  --
               --                   --                --                   --                  --                  --
               --                   --                --                   --                  --                  --
       ----------          -----------          --------            ---------          ----------          ----------
          (33,812)             (45,001)          (29,968)             (26,865)                 --                  --
       ----------          -----------          --------            ---------          ----------          ----------
        1,067,815            4,751,573            18,376               89,049             245,594             472,718
           28,517               41,530            22,528               20,104                  --                  --
         (862,745)          (4,733,793)          (53,058)            (164,139)           (231,097)           (535,159)
       ----------          -----------          --------            ---------          ----------          ----------
          233,587               59,310           (12,154)             (54,986)             14,497             (62,441)
       ----------          -----------          --------            ---------          ----------          ----------
          149,694              237,251             4,299               16,701              82,368              16,785
            5,461                7,288             7,440                6,761                  --                  --
         (110,397)            (233,306)          (22,532)             (37,529)            (39,058)            (65,326)
       ----------          -----------          --------            ---------          ----------          ----------
           44,758               11,233           (10,793)             (14,067)             43,310             (48,541)
       ----------          -----------          --------            ---------          ----------          ----------
          278,345               70,543           (22,947)             (69,053)             57,807            (110,982)
       ----------          -----------          --------            ---------          ----------          ----------
          278,345               70,543           (53,951)             (80,772)            140,600             102,217
        1,617,876            1,547,333           620,631              701,403           1,237,581           1,135,364
       ----------          -----------          --------            ---------          ----------          ----------
       $1,896,221          $ 1,617,876          $566,680            $ 620,631          $1,378,181          $1,237,581
       ==========          ===========          ========            =========          ==========          ==========
       $       --          $        --          $ 14,663            $  30,369          $     (558)         $        1
       ==========          ===========          ========            =========          ==========          ==========
        1,067,815            4,751,574             1,605                7,669              11,809              27,806
           28,517               41,530             2,080                1,755                  --                  --
         (862,745)          (4,733,793)           (4,630)             (14,142)            (11,151)            (31,760)
       ----------          -----------          --------            ---------          ----------          ----------
          233,587               59,311              (945)              (4,718)                658              (3,954)
       ----------          -----------          --------            ---------          ----------          ----------
          149,694              237,250               377                1,449               4,018                 961
            5,461                7,288               692                  594                  --                  --
         (110,397)            (233,306)           (1,982)              (3,266)             (1,855)             (3,946)
       ----------          -----------          --------            ---------          ----------          ----------
           44,758               11,232              (913)              (1,223)              2,163              (2,985)
       ----------          -----------          --------            ---------          ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       SMALLCAP GROWTH HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................      $  1,285                  $   1,122
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        55,741                     78,932
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................       (55,340)                    13,575
  Payment from affiliate....................................            --                      1,892
                                                                  --------                  ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................         1,686                     95,521
                                                                  --------                  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................            --                     (2,640)
    Class IB................................................            --                       (359)
  From net realized gain on investments
    Class IA................................................            --                    (38,240)
    Class IB................................................            --                    (14,866)
  From tax-return of capital
    Class IA................................................            --                     (9,243)
    Class IB................................................            --                     (3,594)
                                                                  --------                  ---------
    Total distributions.....................................            --                    (68,942)
                                                                  --------                  ---------
CAPITAL SHARE TRANSACTIONS:
  Class IA
    Sold....................................................        91,350                    556,140
    Issued on reinvestment of distributions.................            --                     50,123
    Redeemed................................................       (89,263)                  (424,352)
                                                                  --------                  ---------
  Total capital share transactions..........................         2,087                    181,911
                                                                  --------                  ---------
  Class IB
    Sold....................................................        33,726                     77,064
    Issued on reinvestment of distributions.................            --                     18,820
    Redeemed................................................       (60,998)                   (33,653)
                                                                  --------                  ---------
  Total capital share transactions..........................       (27,272)                    62,231
                                                                  --------                  ---------
    Net increase (decrease) from capital share
     transactions...........................................       (25,185)                   244,142
                                                                  --------                  ---------
    Net increase (decrease) in net assets...................       (23,499)                   270,721
NET ASSETS:
  Beginning of period.......................................       976,027                    705,306
                                                                  --------                  ---------
  End of period.............................................      $952,528                  $ 976,027
                                                                  ========                  =========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $  1,285                  $      --
                                                                  ========                  =========
SHARES:
  Class IA
    Sold....................................................         4,168                     27,199
    Issued on reinvestment of distributions.................            --                      2,423
    Redeemed................................................        (4,156)                   (20,752)
                                                                  --------                  ---------
  Total share activity......................................            12                      8,870
                                                                  --------                  ---------
  Class IB
    Sold....................................................         1,567                      3,811
    Issued on reinvestment of distributions.................            --                        912
    Redeemed................................................        (2,988)                    (1,643)
                                                                  --------                  ---------
  Total share activity......................................        (1,421)                     3,080
                                                                  --------                  ---------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

               STOCK HLS FUND                    TOTAL RETURN BOND HLS FUND          U.S. GOVERNMENT SECURITIES HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
       $   37,267          $    69,252         $   87,342          $   146,946          $  19,631           $  30,650
          394,816              542,806            (53,174)               8,818            (13,703)            (10,913)
         (371,533)             (91,561)           (57,409)             (70,299)            (6,488)             (7,426)
              260                   --                107                   --                 --                  --
       ----------          -----------         ----------          -----------          ---------           ---------
           60,810              520,497            (23,134)              85,465               (560)             12,311
       ----------          -----------         ----------          -----------          ---------           ---------
             (835)             (91,246)           (11,978)            (197,249)           (22,204)            (15,790)
               --              (11,661)            (3,236)             (74,748)           (10,056)             (8,805)
               --                   --               (401)             (19,030)                --                  --
               --                   --               (149)              (7,689)                --                  --
               --                   --                 --                   --                 --                  --
               --                   --                 --                   --                 --                  --
       ----------          -----------         ----------          -----------          ---------           ---------
             (835)            (102,907)           (15,764)            (298,716)           (32,260)            (24,595)
       ----------          -----------         ----------          -----------          ---------           ---------
          111,865              288,047            418,551            1,473,648            161,472             755,831
              835               91,246             12,379              216,279             22,204              15,790
         (535,486)          (1,611,066)          (333,478)          (1,298,118)          (118,826)           (696,805)
       ----------          -----------         ----------          -----------          ---------           ---------
         (422,786)          (1,231,773)            97,452              391,809             64,850              74,816
       ----------          -----------         ----------          -----------          ---------           ---------
           18,299              103,222             67,337              176,135             16,744              67,804
               --               11,661              3,385               82,437             10,056               8,805
          (75,408)            (119,161)           (91,244)            (121,501)           (35,718)            (42,744)
       ----------          -----------         ----------          -----------          ---------           ---------
          (57,109)              (4,278)           (20,522)             137,071             (8,918)             33,865
       ----------          -----------         ----------          -----------          ---------           ---------
         (479,895)          (1,236,051)            76,930              528,880             55,932             108,681
       ----------          -----------         ----------          -----------          ---------           ---------
         (419,920)            (818,461)            38,032              315,629             23,112              96,397
        5,557,775            6,376,236          3,813,715            3,498,086            914,927             818,530
       ----------          -----------         ----------          -----------          ---------           ---------
       $5,137,855          $ 5,557,775         $3,851,747          $ 3,813,715          $ 938,039           $ 914,927
       ==========          ===========         ==========          ===========          =========           =========
       $   37,527          $       835         $   85,321          $    13,086          $  19,630           $  32,259
       ==========          ===========         ==========          ===========          =========           =========
            2,219                6,202             37,163              124,101             14,569              67,835
               17                1,889              1,115               18,858              2,082               1,426
          (10,582)             (34,543)           (29,619)            (109,269)           (10,713)            (62,553)
       ----------          -----------         ----------          -----------          ---------           ---------
           (8,346)             (26,452)             8,659               33,690              5,938               6,708
       ----------          -----------         ----------          -----------          ---------           ---------
              362                2,244              6,017               14,913              1,516               6,089
               --                  242                307                7,228                946                 798
           (1,495)              (2,555)            (8,174)             (10,349)            (3,244)             (3,858)
       ----------          -----------         ----------          -----------          ---------           ---------
           (1,133)                 (69)            (1,850)              11,792               (782)              3,029
       ----------          -----------         ----------          -----------          ---------           ---------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                            VALUE HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................      $  2,012                  $   4,025
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        20,831                     10,537
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................         1,503                      9,277
  Payment from affiliate....................................            --                         --
                                                                  --------                  ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................        24,346                     23,839
                                                                  --------                  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          (128)                    (4,525)
    Class IB................................................            --                     (2,537)
  From net realized gain on investments
    Class IA................................................        (6,002)                    (2,309)
    Class IB................................................        (3,835)                    (1,626)
  From tax-return of capital
    Class IA................................................            --                         --
    Class IB................................................            --                         --
                                                                  --------                  ---------
    Total distributions.....................................        (9,965)                   (10,997)
                                                                  --------                  ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        29,930                    155,582
      Issued on reinvestment of distributions...............         6,130                      6,834
      Redeemed..............................................       (28,956)                  (138,656)
                                                                  --------                  ---------
    Total capital share transactions........................         7,104                     23,760
                                                                  --------                  ---------
    Class IB
      Sold..................................................         9,805                     22,364
      Issued on reinvestment of distributions...............         3,835                      4,163
      Redeemed..............................................       (16,844)                   (22,574)
                                                                  --------                  ---------
    Total capital share transactions........................        (3,204)                     3,953
                                                                  --------                  ---------
         Net increase (decrease) from capital share
           transactions.....................................         3,900                     27,713
                                                                  --------                  ---------
         Net increase (decrease) in net assets..............        18,281                     40,555
NET ASSETS:
  Beginning of period.......................................       323,426                    282,871
                                                                  --------                  ---------
  End of period.............................................      $341,707                  $ 323,426
                                                                  ========                  =========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $  2,102                  $     128
                                                                  ========                  =========
SHARES:
    Class IA
      Sold..................................................         2,557                     14,333
      Issued on reinvestment of distributions...............           537                        622
      Redeemed..............................................        (2,477)                   (12,792)
                                                                  --------                  ---------
    Total share activity....................................           617                      2,163
                                                                  --------                  ---------
    Class IB
      Sold..................................................           836                      2,074
      Issued on reinvestment of distributions...............           337                        381
      Redeemed..............................................        (1,430)                    (2,073)
                                                                  --------                  ---------
    Total share activity....................................          (257)                       382
                                                                  --------                  ---------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

           VALUE OPPORTUNITIES HLS FUND
    -------------------------------------------
    FOR THE SIX MONTH           FOR THE YEAR
      PERIOD ENDED                  ENDED
      JUNE 30, 2006           DECEMBER 31, 2005
    -----------------         -----------------
       (UNAUDITED)
        $  3,659                  $   4,539
          24,237                     35,150
          (2,771)                     2,149
             220                         --
        --------                  ---------
          25,345                     41,838
        --------                  ---------
            (282)                    (5,185)
              --                     (1,585)
         (25,895)                    (8,272)
          (9,341)                    (3,381)
              --                         --
              --                         --
        --------                  ---------
         (35,518)                   (18,423)
        --------                  ---------
          53,348                    290,951
          26,177                     13,458
         (39,691)                  (190,552)
        --------                  ---------
          39,834                    113,857
        --------                  ---------
          16,819                     90,102
           9,341                      4,966
         (23,130)                   (31,632)
        --------                  ---------
           3,030                     63,436
        --------                  ---------
          42,864                    177,293
        --------                  ---------
          32,691                    200,708
         542,073                    341,365
        --------                  ---------
        $574,764                  $ 542,073
        ========                  =========
        $  3,879                  $     282
        ========                  =========
           2,701                     16,008
           1,445                        738
          (2,023)                   (10,428)
        --------                  ---------
           2,123                      6,318
        --------                  ---------
             856                      5,028
             519                        274
          (1,189)                    (1,761)
        --------                  ---------
             186                      3,541
        --------                  ---------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company (Hartford Life) and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies), as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

    Hartford Series Fund, Inc. (comprised of twenty-six portfolios; they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund) and Hartford HLS Series Fund II, Inc. (comprised of ten portfolios, four are included in these financial statements; they are Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund) (the "Companies"). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended (1940 Act), as diversified open-end management investment companies, except for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund, which are non-diversified.

    Each Fund is divided into Class IA and Class IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distributions and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act. Income and expenses, and realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have no prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Except for the Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund, uses a fair value pricing service approved by the Funds' Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the Funds' Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund's investments and investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.

--------------------------------------------------------------------------------

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

        Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Funds or a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in joint repurchase agreements (totaling $1,759,970) dated 6/30/06 with Bank of America, BNP Paribas, Morgan Stanley and UBS Securities LLC due 7/03/06. These joint repurchase agreements are collateralized as follows:

                                                          COLLATERAL
        BROKER                     RATE     PRINCIPAL       VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                     -----    ----------    ----------    ------------------    ---------------    ------------
        Bank of America..........  5.24%    $  670,000    $  683,400    FNMA                           5.00%            2035
        BNP Paribas..............  5.28%       210,000       214,200    FHLMC                  4.00% - 7.00%     2011 - 2036
                                                                        FNMA                   4.50% - 7.00%     2010 - 2036
        Morgan Stanley...........  5.27%       515,000       525,300    FFCB                          4.875%            2015
                                                                        FHLB                   4.50% - 5.80%     2006 - 2015
                                                                        FHLMC                  3.50% - 6.00%     2007 - 2011
                                                                        FNMA                  3.125% - 6.00%     2007 - 2036
        UBS Securities LLC.......  5.05%       355,000       362,101    FNLMC                 4.50% - 10.50%     2008 - 2036
        UBS Securities LLC.......  5.28%         9,970        10,237    U.S. Treasury Bond             3.75%            2032
                                            ----------    ----------
                                            $1,759,970    $1,795,238
                                            ==========    ==========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $171,869
        Hartford Capital Appreciation HLS Fund......................   100,571
        Hartford Disciplined Equity HLS Fund........................    51,670
        Hartford Dividend and Growth HLS Fund.......................    75,535
        Hartford Equity Income HLS Fund.............................     6,699
        Hartford Focus HLS Fund.....................................       228
        Hartford Global Advisers HLS Fund...........................    27,889
        Hartford Global Communications HLS Fund.....................       209
        Hartford Global Health HLS Fund.............................     2,423
        Hartford Global Leaders HLS Fund............................     8,255
        Hartford Global Technology HLS Fund.........................       165
        Hartford Growth HLS Fund....................................    12,488
        Hartford Growth Opportunities HLS Fund......................     7,903
        Hartford International Capital Appreciation HLS Fund........    39,874
        Hartford International Opportunities HLS Fund...............    92,003
        Hartford International Small Company HLS Fund...............     3,061
        Hartford MidCap HLS Fund....................................   143,626
        Hartford MidCap Value HLS Fund..............................     8,155
        Hartford Small Company HLS Fund.............................     6,367
        Hartford SmallCap Growth HLS Fund...........................    16,963
        Hartford Stock HLS Fund.....................................    12,804
        Hartford Value HLS Fund.....................................     4,120
        Hartford Value Opportunities HLS Fund.......................     1,828

        Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have an interest in joint repurchase agreements (totaling $468,712) dated 6/30/2006 with BNP Paribas, RBS Greenwich Capital Markets, and UBS Securities LLC, Inc. due 07/03/06. These joint repurchase agreements are collateralized as follows:

                                                         COLLATERAL
        BROKER                     RATE     PRINCIPAL      VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                     -----    ---------    ----------    ------------------    ---------------    ------------
        BNP Paribas..............  4.52%    $150,000      $153,374     U.S. Treasury Bond         8.125%            2019
        RBS Greenwich
          Capital Markets........  4.50%     168,712       173,014     U.S. Treasury Bond          7.50%            2016
        UBS Securities LLC.......  4.52%     150,000       153,800     U.S. Treasury Note          4.25%            2013
                                            --------      --------
                                            $468,712      $480,188
                                            ========      ========

        The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford High Yield HLS Fund................................  $ 49,340
        Hartford Index HLS Fund.....................................    16,185
        Hartford Mortgage Securities HLS Fund.......................    12,434
        Hartford Small Company HLS Fund.............................     8,569
        Hartford Total Return Bond HLS Fund.........................   185,081
        Hartford U.S. Government Securities HLS Fund................    29,401

        In addition, Hartford Disciplined Equity HLS Fund and Hartford SmallCap Growth HLS Fund held collateral for securities out on loan in repurchase agreements.

        The Hartford Disciplined Equity HLS Fund has an interest in a $3,202 repurchase agreement dated 6/30/2006 with Lehman Brothers, Inc., 4.98% due 7/03/2006. This repurchase agreement is collateralized by $3,269 FHLMC 4.125% due 4/02/2007.

        The Hartford SmallCap Growth HLS Fund has an interest in a $4,467 repurchase agreement dated 6/30/2006 with Lehman Brothers, Inc., 4.98% due 7/03/2006. This repurchase agreement is collateralized by $4,558 FHLMC 4.125% due 04/02/2007.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2006, there are no joint trading accounts.

--------------------------------------------------------------------------------

    f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

        At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. At June 30, 2006, the Fund with open futures contracts are identified on the Funds Schedule of Investments.

        The premium paid by a Fund for the purchase of a call or put option is included a Funds' Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate in their records, cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statement of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As listed below, Hartford Capital Appreciation HLS Fund and Hartford Global Advisers HLS Fund had written options activity for the six-month period ended June 30, 2006.

                                                                               HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                                     OPTION CONTRACTS ACTIVITY
                                                                          DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2006
                                                                   --------------------------------------------------------------
        CALLS WRITTEN                                              NUMBER OF CONTRACTS    PREMIUM AMOUNTS    REALIZED GAIN/(LOSS)
        -------------                                              -------------------    ---------------    --------------------
        Beginning of the period..................................           --                $    --              $    --
        Written..................................................           34                  6,053                   --
        Expired..................................................           --                     --                   --
        Closed...................................................          (14)                (3,278)              (3,787)
        Exercised................................................           --                     --                   --
                                                                           ---                -------              -------
        End of the period........................................           20                $ 2,775              $(3,787)
                                                                           ===                =======              =======

                                                                                 HARTFORD GLOBAL ADVISERS HLS FUND
                                                                                     OPTION CONTRACTS ACTIVITY
                                                                          DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2006
                                                                   --------------------------------------------------------------
        PUTS WRITTEN                                               NUMBER OF CONTRACTS    PREMIUM AMOUNTS    REALIZED GAIN/(LOSS)
        ------------                                               -------------------    ---------------    --------------------
        Beginning of the period..................................            --                $ --                 $  --
        Written..................................................         2,020                  19                    --
        Expired..................................................            --                  --                    --
        Closed...................................................        (2,020)                (19)                   --
        Exercised................................................            --                  --                    --
                                                                         ------                ----                 -----
        End of the period........................................            --                $ --                 $  --
                                                                         ======                ====                 =====

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

    g) Forward Foreign Currency Contracts -- For the six-month period ended June 30, 2006, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value Opportunities HLS Fund entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Hartford Global Advisers HLS Fund enters into forward bond contracts to hedge against adverse fluctuations in exchange between currencies or as an alternative to futures in a foreign market.

        Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments. As of June 30, 2006, the Small Company HLS Fund and Stock HLS Fund had investments in indexed securities.

    i) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash which is then invested in short-term money market instruments, or U.S. Government Securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities out on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

--------------------------------------------------------------------------------

        (2) The tax character of distributions paid for the periods indicated is as follows:

                                                                                                          FOR THE PERIOD ENDED
                                                            FOR THE PERIOD ENDED DECEMBER 31, 2005          DECEMBER 31, 2004
                                                          ------------------------------------------    -------------------------
                                                          ORDINARY      LONG-TERM        RETURN OF      ORDINARY      LONG-TERM
        FUND                                               INCOME     CAPITAL GAINS    CAPITAL GAINS     INCOME     CAPITAL GAINS
        ----                                              --------    -------------    -------------    --------    -------------
        Hartford Advisers HLS Fund......................  $471,157     $  250,471        $138,672       $228,776       $    --
        Hartford Capital Appreciation HLS Fund..........   340,357      1,659,106              --         38,215            --
        Hartford Disciplined Equity HLS Fund HLS Fund...    14,155             --              --         10,421            --
        Hartford Dividend and Growth HLS Fund...........   149,221        242,526              --         75,534            --
        Hartford Equity Income HLS Fund.................     4,870             --              --          1,051            --
        Hartford Focus HLS Fund.........................     2,083          2,526              --            203            --
        Hartford Global Advisers HLS Fund...............    14,813             --              --             62            --
        Hartford Global Communications HLS Fund.........     1,031             68              --             --            --
        Hartford Global Financial Services HLS Fund.....     1,163             36              --             --            --
        Hartford Global Health HLS Fund.................     7,034         22,013              --          2,300        12,335
        Hartford Global Leaders HLS Fund................     8,693             --              --          5,726            --
        Hartford Global Technology HLS Fund.............       286             --              --             --            --
        Hartford Growth HLS Fund........................     4,299         15,645              --          2,090           440
        Hartford Growth Opportunities HLS Fund..........     1,991         73,463              --             --            --
        Hartford High Yield HLS Fund....................    48,629             --              --         35,325            --
        Hartford Index HLS Fund.........................    37,778         63,847              --         28,096         6,030
        Hartford International Capital Appreciation HLS
          Fund..........................................    23,969          6,376              --          4,091            58
        Hartford International Opportunities HLS Fund...        --             --              --          8,143            --
        Hartford International Small Company HLS Fund...    27,716          8,311              --          1,200           544
        Hartford MidCap HLS Fund........................    56,232        332,889              --          5,618            --
        Hartford MidCap Value HLS Fund..................    48,142         62,300              --          9,486         7,327
        Hartford Money Market HLS Fund..................    45,001             --              --         15,755            --
        Hartford Mortgage Securities HLS Fund...........    26,865             --              --         35,588            --
        Hartford SmallCap Growth HLS Fund...............    12,859         43,245          12,838             --            --
        Hartford Stock HLS Fund.........................   102,907             --              --         67,303            --
        Hartford Total Return Bond HLS Fund.............   286,964         11,752              --        228,190         5,198
        Hartford U.S. Government Securities HLS Fund....    24,595             --              --         26,838            --
        Hartford Value HLS Fund.........................     7,062          3,935              --            725            --
        Hartford Value Opportunities HLS Fund...........    12,269          6,154              --            734            --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        As of December 31, 2005, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                UNDISTRIBUTED                                            TOTAL
                                               UNDISTRIBUTED      LONG-TERM       ACCUMULATED        UNREALIZED       ACCUMULATED
                                                 ORDINARY          CAPITAL       CAPITAL GAINS      APPRECIATION       EARNINGS
        FUND                                      INCOME            GAIN           (LOSSES)*      (DEPRECIATION)**     (DEFICIT)
        ----                                   -------------    -------------    -------------    ----------------    -----------
        Hartford Advisers HLS Fund...........    $     --         $     --         $      --         $  480,842       $  480,842
        Hartford Capital Appreciation HLS
          Fund...............................     167,025          406,031                --          2,190,128        2,763,184
        Hartford Disciplined Equity HLS
          Fund...............................         571               --           (64,485)           106,667           42,753
        Hartford Dividend and Growth HLS
          Fund...............................       8,204           51,472                --            913,615          973,291
        Hartford Equity Income HLS Fund......         239              787                --             14,982           16,008
        Hartford Focus HLS Fund..............       3,375            3,223                --              4,093           10,691
        Hartford Global Advisers HLS Fund....       3,380            2,301                --             26,902           32,583
        Hartford Global Communications HLS
          Fund...............................         953            3,813                --              6,227           10,993
        Hartford Global Financial Services
          HLS Fund...........................         512            1,044                --              7,684            9,240
        Hartford Global Health HLS Fund......      18,263           17,689                --             61,022           96,974
        Hartford Global Leaders HLS Fund.....         845            9,831              (902)           127,243          137,017
        Hartford Global Technology HLS
          Fund...............................          --               --           (63,543)            19,498          (44,045)
        Hartford Growth HLS Fund.............       1,868              971                --             64,469           67,308
        Hartford Growth Opportunities HLS
          Fund...............................      20,148            9,448                --            182,575          212,171
        Hartford High Yield HLS Fund.........      52,961               --           (40,935)           (10,334)           1,692
        Hartford Index HLS Fund..............       1,340          120,876                --            205,829          328,045
        Hartford International Capital
          Appreciation
          HLS Fund...........................       6,391            3,427                --             72,826           82,644
        Hartford International Opportunities
          HLS Fund...........................      16,705               --           (24,364)           175,577          167,918
        Hartford International Small Company
          HLS Fund...........................       3,833              932                --             22,533           27,298
        Hartford MidCap HLS Fund.............      21,235           56,065                --            530,510          607,810
        Hartford MidCap Value HLS Fund.......      41,798           99,547                --            177,523          318,868
        Hartford Mortgage Securities HLS
          Fund...............................      29,968               --           (16,220)            (3,835)           9,913
        Hartford Small Company HLS Fund......          --               --           (10,377)           247,831          237,454
        Hartford SmallCap Growth HLS Fund....          --               --                --             99,883           99,883
        Hartford Stock HLS Fund..............         835               --          (251,338)           371,532          121,030
        Hartford Total Return Bond HLS
          Fund...............................      15,213              549           (14,419)           (28,842)         (27,449)
        Hartford U.S. Government Securities
          HLS Fund...........................      32,259               --           (20,444)            (9,730)           2,085
        Hartford Value HLS Fund..............         974            8,992                --             50,196           60,162
        Hartford Value Opportunities HLS
          Fund...............................      20,838           14,679                --             50,807           86,324

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2 (j) (4).
        ** The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales losses and the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256.

        (3) Reclassification of Capital Accounts:

        In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and accumulated net realized gains (losses) on a tax-basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, investments in mortgage-backed securities, class action settlements received and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund's distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended December 31, 2005, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

--------------------------------------------------------------------------------

                                                                                         ACCUMULATED
                                                                       ACCUMULATED       NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    PAID IN
        FUND                                                          INCOME (LOSS)      INVESTMENTS      CAPITAL
        ----                                                          --------------    --------------    -------
        Hartford Advisers HLS Fund..................................     $(4,019)          $  4,027       $    (8)
        Hartford Capital Appreciation HLS Fund......................      (9,668)             9,724           (56)
        Hartford Disciplined Equity HLS Fund........................        (348)               349            (1)
        Hartford Dividend and Growth HLS Fund.......................        (664)               664            --
        Hartford Equity Income HLS Fund.............................         (21)                21            --
        Hartford Focus HLS Fund.....................................          (6)                 6            --
        Hartford Global Advisers HLS Fund...........................       2,628             (2,821)          193
        Hartford Global Communications HLS Fund.....................          (8)                 8            --
        Hartford Global Financial Services HLS Fund.................          (4)                 6            (2)
        Hartford Global Health HLS Fund.............................         132                (84)          (48)
        Hartford Global Leaders HLS Fund............................      (2,009)             2,004             5
        Hartford Global Technology HLS Fund.........................         694                 61          (755)
        Hartford Growth HLS Fund....................................         (76)                76            --
        Hartford Growth Opportunities HLS Fund......................      (1,376)             1,424           (48)
        Hartford High Yield HLS Fund................................          18                 31           (49)
        Hartford Index HLS Fund.....................................        (283)               283            --
        Hartford International Capital Appreciation HLS Fund........        (800)               816           (16)
        Hartford International Opportunities HLS Fund...............         452               (336)         (116)
        Hartford International Small Company HLS Fund...............       3,352             (3,354)            2
        Hartford MidCap HLS Fund....................................      (1,584)             1,585            (1)
        Hartford MidCap Value HLS Fund..............................        (320)             3,672        (3,352)
        Hartford Mortgage Securities HLS Fund.......................       2,093             (2,093)           --
        Hartford Small Company HLS Fund.............................       1,476                466        (1,942)
        Hartford SmallCap Growth HLS Fund...........................         (39)                40            (1)
        Hartford Stock HLS Fund.....................................      (1,102)             1,106            (4)
        Hartford Total Return Bond HLS Fund.........................      11,581            (11,581)           --
        Hartford U.S. Government Securities HLS Fund................       1,611             (1,609)           (2)
        Hartford Value HLS Fund.....................................         (49)                49            --
        Hartford Value Opportunities HLS Fund.......................         (53)                54            (1)

        (4) Capital Loss Carry Forward:

        At December 31, 2005, the following Funds had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                             YEAR OF EXPIRATION
                                            -------------------------------------------------------------------------------------
        FUND                                 2006     2007     2008     2009      2010       2011      2012     2013      TOTAL
        ----                                ------   ------   ------   -------   -------   --------   ------   -------   --------
        Hartford Disciplined Equity HLS
          Fund............................  $   --   $   --   $7,330   $ 8,430   $27,548   $ 21,177   $   --   $    --   $ 64,485
        Hartford Global Leaders HLS
          Fund............................      --       --       --       532       370         --       --        --        902
        Hartford Global Technology HLS
          Fund............................      --       --       --    11,047    52,496         --       --        --     63,543
        Hartford High Yield HLS Fund......   9,320    5,209    3,479       875        --     20,078       --        --     38,961
        Hartford International
          Opportunities HLS Fund..........      --       --    1,870     3,847    18,647         --       --        --     24,364
        Hartford Mortgage Securities HLS
          Fund............................      --       --       --        --        --         --    8,993     2,408     11,401
        Hartford Small Company HLS Fund...      --       --       --        --    10,377         --       --        --     10,377
        Hartford Stock HLS Fund...........      --       --       --       363       525    250,450       --        --    251,338
        Hartford U. S. Government
          Securities HLS Fund.............      --    2,513    1,399        --        --         --    3,025    10,631     17,568

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund and Total Return Bond HLS Fund carryforwards may apply.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        For the fiscal year ended December 31, 2005 the following Funds have elected to defer losses occurring between November 1, 2005 and December 31, 2005 as follows:

                                                                      CAPITAL LOSS    CURRENCY LOSS
        FUND                                                            DEFERRED        DEFERRED
        ----                                                          ------------    -------------
        Hartford High Yield HLS Fund................................    $ 1,974           $  --
        Hartford Mortgage Securities HLS Fund.......................      4,819              --
        Hartford Total Return Bond HLS Fund.........................     14,419              --
        Hartford U.S. Government Securities
          HLS Fund..................................................      2,876              --

        Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2006.

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the NYSE. The net asset value per share is determined separately for each class of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received by an insurance company or plan prior to the close of the NYSE on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the NYSE. Orders received by an insurance company or plan after the close of the NYSE, or on a day on which the NYSE and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 2 ( j) (3)).

    l) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) Illiquid and Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2006, the Funds held illiquid securities as denoted in each Fund's Schedule of Investments.

    n)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a when-issued or delayed-delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of June 30, 2006, the Funds entered into outstanding when-issued or delayed-delivery securities as follows:

        FUND                                                             AMOUNT
        ----                                                            --------
        Hartford Advisers HLS Fund..................................    $ 60,130
        Hartford Global Advisers HLS Fund...........................      95,736
        Hartford High Yield HLS Fund................................       3,664
        Hartford Mortgage Securities HLS Fund.......................      44,651
        Hartford Total Return Bond HLS Fund.........................     592,159
        Hartford U.S. Government Securities HLS Fund................     145,370

--------------------------------------------------------------------------------

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

    p) Prepayment Risks -- Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a security to increase in response to interest rate declines is limited. Debt securities purchased to replace a debt security may have a lower yield.

    q) Credit Default Swaps -- Each HLS Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows an HLS Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. An HLS Fund will generally not buy protection on issuers that are not currently held by such HLS Fund. As of June 30, 2006, no credit default swaps were held by the Funds.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders, as applicable.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate the sub-advisers (these fees are accrued daily and paid monthly):

                           HARTFORD INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.200%
On next $3 billion.................................................    0.100%
On next $5 billion.................................................    0.080%
Over $10 billion...................................................    0.070%

                       HARTFORD MONEY MARKET HLS FUND AND
                     HARTFORD MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.250%
On next $3 billion.................................................    0.200%
On next $5 billion.................................................    0.180%
Over $10 billion...................................................    0.170%

          (1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.

                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
Over $1 billion....................................................    0.250%

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................    0.500%
On next $4.95 billion..............................................    0.450%
On next $5 billion.................................................    0.430%
Over $10 billion...................................................    0.420%

                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                          HARTFORD MIDCAP HLS FUND AND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
Over $1 billion....................................................    0.425%

                          HARTFORD FOCUS HLS FUND(2),
                  HARTFORD GLOBAL COMMUNICATIONS HLS FUND(3),
                HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND(3),
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
               AND HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.650%
On next $250 million...............................................    0.600%
Over $500 million..................................................    0.550%

          (2) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.

          (3) Effective September 1, 2005, HL Advisors has voluntarily agreed to waive 0.45% of its management fees. This management fee waiver may be discontinued at any time.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                      HARTFORD EQUITY INCOME HLS FUND(4),
                           HARTFORD GROWTH HLS FUND,
                         HARTFORD MIDCAP VALUE HLS FUND
                          AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.625%
On next $250 million...............................................    0.575%
On next $500 million...............................................    0.525%
Over $1 billion....................................................    0.475%

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.700%
Over $100 million..................................................    0.600%

          (4) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.

                         HARTFORD ADVISERS HLS FUND(5)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.480%
On next $250 million...............................................    0.455%
On next $500 million...............................................    0.445%
Over $1 billion....................................................    0.395%

                           TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
On next $4 billion.................................................    0.250%
On next $5 billion.................................................    0.230%
Over $10 billion...................................................    0.220%

          (5) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.43% to 0.40%.

                        HARTFORD HIGH YIELD HLS FUND(6)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
On next $4 billion.................................................    0.425%
On next $5 billion.................................................    0.405%
Over $10 billion...................................................    0.395%

                             SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 million.................................................    0.575%
Next $250 million..................................................    0.525%
Next $500 million..................................................    0.475%
Next $500 million..................................................    0.400%
Amount over $1.5 billion...........................................    0.350%

          (6) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.05% of its management fees until October 31, 2006.

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Total Return Bond HLS Fund and Hartford U.S. Government Securities HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life and each of the following Funds; Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford

--------------------------------------------------------------------------------

       Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, Hartford Life provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with Hartford Life or any other related company.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between Hartford Life and Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisors HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, Hartford Life provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

        The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuers of such variable annuity products, the Funds' ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners. Pursuant to the agreement the following amounts have been recorded, for the six-month period ended June 30, 2006, as Payment from Affiliate in the Statements of Operations:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Disciplined Equity HLS Fund........................  $ 105
        Hartford Dividend and Growth HLS Fund.......................    398
        Hartford Growth HLS Fund....................................    253
        Hartford Growth Opportunities HLS Fund......................    257
        Hartford High Yield HLS Fund................................    129
        Hartford Index HLS Fund.....................................     90
        Hartford MidCap Value HLS Fund..............................    821
        Hartford Small Company HLS Fund.............................    189
        Hartford Stock HLS Fund.....................................    260
        Hartford Total Return Bond HLS Fund.........................    107
        Hartford Value Opportunities HLS Fund.......................    220

        Pursuant to the agreement the following amounts have been recorded for the year ended December 31, 2005, as a Payment from affiliate in the Statement of Changes in Net Assets:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Growth HLS Fund....................................  $  440
        Hartford Growth Opportunities HLS Fund......................   1,140
        Hartford High Yield HLS Fund................................   4,027
        Hartford MidCap HLS Fund....................................     513
        Hartford MidCap Value HLS Fund..............................     445
        Hartford Small Company HLS Fund.............................     972
        Hartford SmallCap Growth HLS Fund...........................   1,892

        These payments relate to transfer activity of certain annuity customers who, subsequent to December 31, 2005, have surrendered older variable annuity contracts that were the subject of prior litigation.

    e) Fees Paid Indirectly -- The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. As provided by the agreements, such rebates are used to pay a portion of the Funds' expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2006, these amounts are included in the Statements of Operations.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        The ratio of expenses to average net assets excludes expense offsets in the financial highlights. Had the expense offsets been included, the annualized expense ratios for periods listed below would have been as follows:

                                                              FOR THE SIX-MONTH
                                                                 PERIOD ENDED         FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                                JUNE 30, 2006         DECEMBER 31, 2005       DECEMBER 31, 2004
                                                             RATIO OF EXPENSES TO    RATIO OF EXPENSES TO    RATIO OF EXPENSES TO
                                                              AVERAGE NET ASSETS      AVERAGE NET ASSETS      AVERAGE NET ASSETS
                                                                    AFTER                   AFTER                   AFTER
                                                             WAIVERS AND OFFSETS     WAIVERS AND OFFSETS     WAIVERS AND OFFSETS
                                                             --------------------    --------------------    --------------------
        FUND                                                 CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                                                 --------    --------    --------    --------    --------    --------
        Hartford Advisers HLS Fund.........................    0.63%       0.88%       0.64%       0.89%       0.66%       0.91%
        Hartford Capital Appreciation HLS Fund.............    0.68        0.93        0.67        0.92        0.67        0.92
        Hartford Disciplined Equity HLS Fund...............    0.71        0.96        0.72        0.97        0.74        0.99
        Hartford Dividend and Growth HLS Fund..............    0.66        0.91        0.66        0.91        0.67        0.92
        Hartford Equity Income HLS Fund....................    0.74        0.99        0.75        1.00        0.88        1.13
        Hartford Focus HLS Fund............................    0.82        1.07        0.89        1.14        0.86        1.11
        Hartford Global Advisers HLS Fund..................    0.81        1.06        0.77        1.03        0.78        1.03
        Hartford Global Communications HLS Fund............    0.58        0.83        0.82        1.06        0.99        1.24
        Hartford Global Financial Services HLS Fund........    0.52        0.77        0.80        1.05        0.94        1.19
        Hartford Global Health HLS Fund....................    0.87        1.12        0.86        1.11        0.86        1.11
        Hartford Global Leaders HLS Fund...................    0.76        1.01        0.68        0.93        0.68        0.93
        Hartford Global Technology HLS Fund................    0.94        1.19        0.91        1.16        0.83        1.08
        Hartford Growth HLS Fund...........................    0.82        1.07        0.82        1.07        0.83        1.08
        Hartford Growth Opportunities HLS Fund.............    0.63        0.88        0.58        0.84        0.57        0.82
        Hartford High Yield HLS Fund.......................    0.72        0.97        0.76        1.01        0.77        1.02
        Hartford Index HLS Fund............................    0.33        0.58        0.42        0.67        0.44        0.69
        Hartford International Capital Appreciation HLS
          Fund.............................................    0.87        1.12        0.86        1.11        0.89        1.14
        Hartford International Opportunities HLS Fund......    0.76        1.01        0.74        0.99        0.74        0.99
        Hartford International Small Company HLS Fund......    0.94        1.19        0.97        1.22        1.01        1.26
        Hartford MidCap HLS Fund...........................    0.67        0.92        0.68        0.93        0.68        0.93
        Hartford MidCap Value HLS Fund.....................    0.78        1.03        0.78        1.03        0.78        1.03
        Hartford Money Market HLS Fund.....................    0.49        0.74        0.49        0.74        0.48        0.73
        Hartford Mortgage Securities HLS Fund..............    0.48        0.73        0.49        0.74        0.49        0.74
        Hartford Small Company HLS Fund....................    0.71        0.96        0.71        0.96        0.70        0.95
        Hartford SmallCap Growth HLS Fund..................    0.62        0.87        0.62        0.87        0.63        0.88
        Hartford Stock HLS Fund............................    0.48        0.73        0.48        0.73        0.48        0.73
        Hartford Total Return Bond HLS Fund................    0.49        0.74        0.50        0.75        0.50        0.75
        Hartford U.S Government Securities HLS Fund........    0.48        0.73        0.47        0.72        0.47        0.72
        Hartford Value HLS Fund............................    0.84        1.09        0.85        1.10        0.85        1.10
        Hartford Value Opportunities HLS Fund..............    0.63        0.88        0.64        0.89        0.66        0.91

    f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

--------------------------------------------------------------------------------

4.  INVESTMENT TRANSACTIONS:

    For the six-month period ended June 30, 2006, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                             COST OF             SALES             COST OF             SALES
                                                            PURCHASES          PROCEEDS           PURCHASES          PROCEEDS
                                                            EXCLUDING          EXCLUDING             FOR                FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
    FUND                                                   OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
    ----                                                 ---------------    ---------------    ---------------    ---------------
    Hartford Advisers HLS Fund.........................    $3,518,361         $4,358,538         $  781,471         $1,258,362
    Hartford Capital Appreciation HLS Fund.............     5,667,913          6,351,160                 --                 --
    Hartford Disciplined Equity HLS Fund...............       558,843            413,913                 --                 --
    Hartford Dividend and Growth HLS Fund..............     1,190,231          1,341,339                 --                 --
    Hartford Equity Income HLS Fund....................        44,911             30,786                 --                 --
    Hartford Focus HLS Fund............................        67,470             74,832                 --                 --
    Hartford Global Advisers HLS Fund..................       714,787            687,656            229,430            285,196
    Hartford Global Communications HLS Fund............        10,468             11,727                 --                 --
    Hartford Global Financial Services HLS Fund........         8,031             12,036                 --                 --
    Hartford Global Health HLS Fund....................        56,242             81,095                 --                 --
    Hartford Global Leaders HLS Fund...................       791,027            850,134                 --                 --
    Hartford Global Technology HLS Fund................       114,514            120,229                 --                 --
    Hartford Growth HLS Fund...........................       326,322            296,866                 --                 --
    Hartford Growth Opportunities HLS Fund.............     1,031,917            983,474                 --                 --
    Hartford High Yield HLS Fund.......................       612,973            647,798                 --                 --
    Hartford Index HLS Fund............................        46,302            227,909                 --                 --
    Hartford International Capital Appreciation HLS
      Fund.............................................       616,685            562,993                 --                 --
    Hartford International Opportunities HLS Fund......     1,023,894          1,017,225                 --                 --
    Hartford International Small Company HLS Fund......       218,046            192,822                 --                 --
    Hartford MidCap HLS Fund...........................     1,353,211          1,429,766                 --                 --
    Hartford MidCap Value HLS Fund.....................       265,557            365,464                 --                 --
    Hartford Mortgage Securities HLS Fund..............       339,692            397,360            103,674            105,151
    Hartford Small Company HLS Fund....................     1,200,179          1,139,769                 --                 --
    Hartford SmallCap Growth HLS Fund..................       422,762            458,174                 --                 --
    Hartford SmallCap Value HLS Fund...................       120,540            116,221
    Hartford Stock HLS Fund............................     2,909,564          3,409,212                 --                 --
    Hartford Total Return Bond HLS Fund................     2,169,636          2,135,802          8,780,021          8,759,873
    Hartford U.S. Government Securities HLS Fund.......     1,245,704            964,441            718,965            921,960
    Hartford Value HLS Fund............................        56,648             62,422                 --                 --
    Hartford Value Opportunities HLS Fund..............       153,635            146,353                 --                 --

5.  LINE OF CREDIT:

    The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six-month period ended June 30, 2006, the Funds did not have any borrowings under this facility.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD ADVISERS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $22.53       $0.28         $(0.25)       $   --        $    --      $   --
 Class IB.....................    22.70        0.25          (0.25)           --             --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    23.04        0.54           1.12         (0.77)         (1.04)      (0.36)
 Class IB.....................    23.17        0.47           1.15         (0.69)         (1.04)      (0.36)
 For the Year Ended December
   31, 2004
 Class IA.....................    22.67        0.51           0.33         (0.47)            --          --
 Class IB.....................    22.81        0.48           0.30         (0.42)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    19.59        0.42           3.18         (0.52)            --          --
 Class IB.....................    19.72        0.41           3.16         (0.48)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    23.44(5)     0.51(5)       (4.10)(5)     (0.26)(5)         --(5)       --
 Class IB.....................    23.60(5)     0.46(5)       (4.10)(5)     (0.24)(5)         --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    26.65(5)     0.64(5)       (1.85)(5)     (0.73)(5)      (1.27)(5)      --
 Class IB.....................    26.63(5)     0.50(5)       (1.77)(5)     (0.49)(5)      (1.27)(5)      --
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    52.99        0.23           1.68            --          (2.27)         --
 Class IB.....................    52.75        0.16           1.67            --          (2.27)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    53.43        0.45           7.57         (0.52)         (7.94)         --
 Class IB.....................    53.18        0.25           7.59         (0.33)         (7.94)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    44.91        0.35           8.34         (0.17)            --          --
 Class IB.....................    44.76        0.27           8.26         (0.11)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    31.70        0.26          13.17         (0.22)            --          --
 Class IB.....................    31.63        0.19          13.10         (0.16)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    39.75(5)     0.15(5)       (8.01)(5)     (0.19)(5)         --(5)       --
 Class IB.....................    39.68(5)     0.12(5)       (8.03)(5)     (0.14)(5)         --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    59.26(5)     0.21(5)       (3.36)(5)     (0.27)(5)     (16.09)(5)      --
 Class IB.....................    59.23(5)     0.06(5)       (3.29)(5)     (0.23)(5)     (16.09)(5)      --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                --------------------------------------------------------------------------------------
                                                                       RATIO OF     RATIO OF     RATIO OF
                                                                       EXPENSES     EXPENSES       NET
                                NET ASSET                             TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF     TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ---------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD ADVISERS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $22.56       0.14%(2)  $ 7,346,475      0.64%(1)     0.64%(1)     2.35%(1)     48%
 Class IB.....................    22.70       0.01(2)     1,245,339      0.89(1)      0.89(1)      2.10(1)      48
 For the Year Ended December
   31, 2005
 Class IA.....................    22.53       0.07        8,157,354      0.66         0.66         1.96         89
 Class IB.....................    22.70       6.97        1,366,216      0.91         0.90         1.72         89
 For the Year Ended December
   31, 2004
 Class IA.....................    23.04       3.74        9,699,374      0.67         0.67         2.16         36
 Class IB.....................    23.17       3.48        1,462,319      0.92         0.92         1.91         36
 For the Year Ended December
   31, 2003
 Class IA.....................    22.67      18.49       10,358,449      0.67         0.67         2.03         48
 Class IB.....................    22.81      18.20        1,263,641      0.92         0.92         1.78         48
 For the Year Ended December
   31, 2002
 Class IA.....................    19.59(5)  (13.79)       9,249,397      0.67         0.67         2.29         47
 Class IB.....................    19.72(5)  (13.99)         672,078      0.92         0.90         2.07         47
 For the Year Ended December
   31, 2001
 Class IA.....................    23.44(5)   (4.64)      11,836,564      0.66         0.66         2.51         34
 Class IB.....................    23.60(5)   (4.81)         521,205      0.91         0.84         2.33         34
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    52.63       3.71(2)    11,084,274      0.68(1)      0.68(1)      0.83(1)      40
 Class IB.....................    52.31       3.58(2)     2,682,447      0.93(1)      0.93(1)      0.58(1)      40
 For the Year Ended December
   31, 2005
 Class IA.....................    52.99      15.55       11,317,561      0.70         0.70         0.78         97
 Class IB.....................    52.75      15.26        2,793,612      0.95         0.95         0.53         97
 For the Year Ended December
   31, 2004
 Class IA.....................    53.43      19.36       10,751,945      0.70         0.70         0.77         89
 Class IB.....................    53.18      19.07        2,505,798      0.95         0.95         0.52         89
 For the Year Ended December
   31, 2003
 Class IA.....................    44.91      42.38        8,912,749      0.69         0.69         0.77         94
 Class IB.....................    44.76      42.02        1,579,399      0.94         0.94         0.52         94
 For the Year Ended December
   31, 2002
 Class IA.....................    31.70(5)  (19.70)       6,240,859      0.69         0.69         0.64         94
 Class IB.....................    31.63(5)  (19.88)         588,013      0.94         0.92         0.41         94
 For the Year Ended December
   31, 2001
 Class IA.....................    39.75(5)   (6.94)       8,734,600      0.68         0.68         0.57         92
 Class IB.....................    39.68(5)   (7.10)         393,241      0.93         0.86         0.39         92

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.66       $0.07         $ 0.16        $(0.01)       $   --         $--
 Class IB..................    12.58        0.05           0.15            --            --          --
 For the Year Ended
   December 31, 2005
 Class IA..................    12.02        0.12           0.67         (0.15)           --          --
 Class IB..................    11.93        0.08           0.68         (0.11)           --          --
 For the Year Ended
   December 31, 2004
 Class IA..................    11.20        0.16           0.79         (0.13)           --          --
 Class IB..................    11.14        0.14           0.76         (0.11)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     8.80        0.07           2.45         (0.12)           --          --
 Class IB..................     8.75        0.05           2.43         (0.09)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................    11.72(5)     0.05(5)       (2.97)(5)        --(5)         --(5)       --
 Class IB..................    11.67(5)     0.04(5)       (2.96)(5)        --(5)         --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................    13.26(5)     0.06(5)       (1.10)(5)        --(5)      (0.50)(5)      --
 Class IB..................    13.23(5)     0.05(5)       (1.11)(5)        --(5)      (0.50)(5)      --
HARTFORD DIVIDEND AND
 GROWTH HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    20.74        0.20           0.92         (0.01)        (0.19)         --
 Class IB..................    20.68        0.17           0.91            --         (0.19)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    20.83        0.36           0.87         (0.40)        (0.92)         --
 Class IB..................    20.76        0.29           0.89         (0.34)        (0.92)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    18.77        0.32           2.01         (0.27)           --          --
 Class IB..................    18.72        0.27           2.00         (0.23)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................    15.09        0.24           3.79         (0.25)        (0.10)         --
 Class IB..................    15.07        0.21           3.76         (0.22)        (0.10)         --
 For the Year Ended
   December 31, 2002
 Class IA..................    18.80(5)     0.25(5)       (3.64)(5)     (0.23)(5)     (0.09)(5)      --
 Class IB..................    18.79(5)     0.24(5)       (3.66)(5)     (0.21)(5)     (0.09)(5)      --
 For the Year Ended
   December 31, 2001
 Class IA..................    21.24(5)     0.31(5)       (1.14)(5)     (0.30)(5)     (1.31)(5)      --
 Class IB..................    21.24(5)     0.39(5)       (1.25)(5)     (0.28)(5)     (1.31)(5)      --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.88       1.76%(2)  $1,182,816      0.72%(1)     0.72%(1)     1.09%(1)     29%
 Class IB..................    12.78       1.63(2)      338,917      0.96(1)      0.96(1)      0.84(1)      29
 For the Year Ended
   December 31, 2005
 Class IA..................    12.66       6.58       1,019,703      0.74         0.74         1.07         58
 Class IB..................    12.58       6.31         340,108      0.99         0.99         0.82         58
 For the Year Ended
   December 31, 2004
 Class IA..................    12.02       8.41         770,938      0.75         0.75         1.53         62
 Class IB..................    11.93       8.14         270,171      1.00         1.00         1.28         62
 For the Year Ended
   December 31, 2003
 Class IA..................    11.20      28.82         685,888      0.78         0.78         0.89         73
 Class IB..................    11.14      28.50         155,810      1.03         1.03         0.64         73
 For the Year Ended
   December 31, 2002
 Class IA..................     8.80(5)  (24.65)        460,807      0.79         0.79         0.65         92
 Class IB..................     8.75(5)  (24.85)         58,930      1.04         1.02         0.42         92
 For the Year Ended
   December 31, 2001
 Class IA..................    11.72(5)   (8.02)        416,013      0.79         0.79         0.54         85
 Class IB..................    11.67(5)   (8.18)         46,599      1.04         0.97         0.36         85
HARTFORD DIVIDEND AND
 GROWTH HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    21.66       5.40(2)    5,064,049      0.67(1)      0.67(1)      1.84(1)      18
 Class IB..................    21.57       5.27(2)    1,486,684      0.92(1)      0.92(1)      1.59(1)      18
 For the Year Ended
   December 31, 2005
 Class IA..................    20.74       5.96       4,978,773      0.67         0.67         1.70         26
 Class IB..................    20.68       5.70       1,506,556      0.92         0.92         1.45         26
 For the Year Ended
   December 31, 2004
 Class IA..................    20.83      12.42       4,719,663      0.68         0.68         1.73         27
 Class IB..................    20.76      12.14       1,393,412      0.93         0.93         1.48         27
 For the Year Ended
   December 31, 2003
 Class IA..................    18.77      26.80       3,927,415      0.69         0.69         1.61         31
 Class IB..................    18.72      26.48         902,779      0.94         0.94         1.36         31
 For the Year Ended
   December 31, 2002
 Class IA..................    15.09(5)  (14.23)      2,810,625      0.69         0.69         1.56         43
 Class IB..................    15.07(5)  (14.42)        327,617      0.94         0.92         1.33         43
 For the Year Ended
   December 31, 2001
 Class IA..................    18.80(5)   (4.04)      3,190,773      0.68         0.68         1.66         61
 Class IB..................    18.79(5)   (4.21)        153,848      0.93         0.86         1.48         61

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD EQUITY INCOME FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.01       $0.15         $ 0.68        $(0.01)       $(0.03)        $--
 Class IB..................    11.98        0.12           0.71            --         (0.03)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    11.64        0.21           0.36         (0.20)           --          --
 Class IB..................    11.62        0.17           0.36         (0.17)           --          --
 For the Year Ended
   December 31, 2004
 Class IA..................    10.75        0.12           0.89         (0.12)           --          --
 Class IB..................    10.74        0.10           0.88         (0.10)           --          --
 From inception October 31,
   2003 through December
   31, 2003
 Class IA..................    10.00        0.02           0.75         (0.02)           --          --
 Class IB..................    10.00        0.02           0.74         (0.02)           --          --
HARTFORD FOCUS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    10.56        0.05          (0.31)           --         (0.83)         --
 Class IB..................    10.53        0.03          (0.30)           --         (0.83)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    10.18        0.10           0.87         (0.19)        (0.40)         --
 Class IB..................    10.13        0.04           0.89         (0.13)        (0.40)         --
 For the Year Ended
   December 31, 2004
 Class IA..................     9.90        0.10           0.21         (0.03)           --          --
 Class IB..................     9.86        0.08           0.20         (0.01)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     7.74        0.03           2.16         (0.03)           --          --
 Class IB..................     7.71        0.02           2.15         (0.02)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................    10.38(5)     0.03(5)       (2.66)(5)        --(5)      (0.01)(5)      --
 Class IB..................    10.37(5)     0.02(5)       (2.67)(5)        --(5)      (0.01)(5)      --
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................    10.00(5)     0.02(5)        0.38(5)      (0.02)(5)        --(5)       --
 Class IB..................    10.00(5)     0.01(5)        0.37(5)      (0.01)(5)        --(5)       --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD EQUITY INCOME FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.80       7.00%(2)   $258,662       0.84%(1)     0.74%(1)     2.37%(1)       9%
 Class IB..................    12.78       6.87(2)      87,892       1.09(1)      0.99(1)      2.12(1)        9
 For the Year Ended
   December 31, 2005
 Class IA..................    12.01       4.81        231,151       0.86         0.76         2.27          21
 Class IB..................    11.98       4.56         79,417       1.11         1.01         2.03          21
 For the Year Ended
   December 31, 2004
 Class IA..................    11.64       9.43         90,197       0.90         0.90         1.99          18
 Class IB..................    11.62       9.16         24,876       1.15         1.15         1.74          18
 From inception October 31,
   2003 through December
   31, 2003
 Class IA..................    10.75      26.80(2)       8,511       1.13(1)      1.13(1)      1.50(1)        2
 Class IB..................    10.74      26.48(2)       1,609       1.38(1)      1.38(1)      1.25(1)        2
HARTFORD FOCUS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................     9.47      (2.41)(2)     47,758       0.93(1)      0.83(1)      0.93(1)       76
 Class IB..................     9.43      (2.53)(2)     34,346       1.18(1)      1.08(1)      0.67(1)       76
 For the Year Ended
   December 31, 2005
 Class IA..................    10.56       9.88         52,679       0.92         0.91         0.77         136
 Class IB..................    10.53       9.60         41,972       1.17         1.16         0.52         136
 For the Year Ended
   December 31, 2004
 Class IA..................    10.18       3.16         49,519       0.90         0.90         1.06         111
 Class IB..................    10.13       2.90         41,587       1.15         1.15         0.81         111
 For the Year Ended
   December 31, 2003
 Class IA..................     9.90      28.37         49,891       0.90         0.90         0.40         129
 Class IB..................     9.86      28.05         39,674       1.15         1.15         0.15         129
 For the Year Ended
   December 31, 2002
 Class IA..................     7.74(5)  (24.59)        35,237       0.88         0.88         0.40         212
 Class IB..................     7.71(5)  (24.76)        18,361       1.13         1.11         0.17         212
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................    10.38(5)    3.94(2)      32,968(1)    0.95         0.95(1)      0.47(1)      113
 Class IB..................    10.37(5)    3.83(2)       8,803(1)    1.20         1.13(1)      0.29(1)      113

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD GLOBAL ADVISERS
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.48       $ 0.12        $ 0.21        $(0.12)       $(0.07)        $--
 Class IB..................    12.41         0.08          0.24         (0.09)        (0.07)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    12.53         0.21          0.20         (0.46)           --          --
 Class IB..................    12.44         0.23          0.14         (0.40)           --          --
 For the Year Ended
   December 31, 2004
 Class IA..................    11.15         0.19          1.19            --            --          --
 Class IB..................    11.09         0.14          1.21            --            --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     9.16         0.12          1.95         (0.08)           --          --
 Class IB..................     9.12         0.11          1.93         (0.07)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................    10.07(5)     (0.50)(5)     (0.41)(5)        --(5)         --(5)       --
 Class IB..................    10.05(5)     (0.41)(5)     (0.52)(5)        --(5)         --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................    11.49(5)      0.23(5)      (0.94)(5)     (0.08)(5)     (0.63)(5)      --
 Class IB..................    11.47(5)      0.44(5)      (1.16)(5)     (0.07)(5)     (0.63)(5)      --
HARTFORD GLOBAL
 COMMUNICATIONS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    10.05         0.09         (0.59)        (0.03)        (1.73)         --
 Class IB..................    10.02         0.06         (0.57)        (0.02)        (1.73)         --
 For the Year Ended
   December 31, 2005
 Class IA..................     8.84         0.27          1.33         (0.37)        (0.02)         --
 Class IB..................     8.79         0.23          1.35         (0.33)        (0.02)         --
 For the Year Ended
   December 31, 2004
 Class IA..................     7.17         0.16          1.51            --            --          --
 Class IB..................     7.15         0.15          1.49            --            --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     4.47         0.01          2.69            --            --          --
 Class IB..................     4.47         0.01          2.67            --            --          --
 For the Year Ended
   December 31, 2002
 Class IA..................     6.37(5)      0.01(5)      (1.89)(5)     (0.02)(5)        --(5)       --
 Class IB..................     6.37(5)      0.01(5)      (1.89)(5)     (0.02)(5)        --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................    10.00(5)      0.03(5)      (3.62)(5)     (0.04)(5)        --(5)       --
 Class IB..................    10.00(5)      0.02(5)      (3.62)(5)     (0.03)(5)        --(5)       --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL ADVISERS
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.62       2.72%(2)   $315,321       0.83%(1)     0.83%(1)     1.59%(1)     235%
 Class IB..................    12.57       2.59(2)      65,598       1.08(1)      1.08(1)      1.34(1)      235
 For the Year Ended
   December 31, 2005
 Class IA..................    12.48       3.37        332,169       0.83         0.83         1.59         502
 Class IB..................    12.41       3.11         71,346       1.09         1.09         1.33         502
 For the Year Ended
   December 31, 2004
 Class IA..................    12.53      12.75        362,757       0.84         0.84         1.27         511
 Class IB..................    12.44      12.47         86,937       1.09         1.09         1.02         511
 For the Year Ended
   December 31, 2003
 Class IA..................    11.15      22.26        312,492       0.84         0.84         1.26         455
 Class IB..................    11.09      21.97         41,594       1.09         1.09         1.01         455
 For the Year Ended
   December 31, 2002
 Class IA..................     9.16(5)   (8.95)       269,329       0.83         0.83         2.05         288
 Class IB..................     9.12(5)   (9.15)        16,078       1.08         1.06         1.82         288
 For the Year Ended
   December 31, 2001
 Class IA..................    10.07(5)   (6.25)       331,784       0.86         0.86         2.21         346
 Class IB..................    10.05(5)   (6.42)        11,965       1.11         1.04         2.03         346
HARTFORD GLOBAL
 COMMUNICATIONS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................     7.79      (4.34)(2)     14,210       1.04(1)      0.59(1)      1.77(1)       37
 Class IB..................     7.76      (4.46)(2)     11,670       1.29(1)      0.84(1)      1.56(1)       37
 For the Year Ended
   December 31, 2005
 Class IA..................    10.05      18.61         16,542       1.00         0.85         2.55          66
 Class IB..................    10.02      18.32         12,412       1.25         1.09         2.26          66
 For the Year Ended
   December 31, 2004
 Class IA..................     8.84      23.21         17,537       1.01         1.01         1.83          85
 Class IB..................     8.79      22.90         12,119       1.26         1.26         1.58          85
 For the Year Ended
   December 31, 2003
 Class IA..................     7.17      60.37         17,302       1.01         1.01         0.19          90
 Class IB..................     7.15      59.97         10,288       1.26         1.26        (0.06)         90
 For the Year Ended
   December 31, 2002
 Class IA..................     4.47(5)  (29.36)         8,177       1.01         1.01         0.66         100
 Class IB..................     4.47(5)  (29.50)         2,707       1.26         1.24         0.43         100
 For the Year Ended
   December 31, 2001
 Class IA..................     6.37(5)  (35.74)         7,679       0.92         0.92         0.38          95
 Class IB..................     6.37(5)  (35.88)         1,584       1.17         1.10         0.20          95

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $11.57       $ 0.13        $ 0.58        $(0.02)       $(0.50)        $--
 Class IB..................    11.55         0.11          0.57            --         (0.50)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    10.85         0.21          0.89         (0.37)        (0.01)         --
 Class IB..................    10.79         0.15          0.93         (0.31)        (0.01)         --
 For the Year Ended
   December 31, 2004
 Class IA..................     9.65         0.18          1.02            --            --          --
 Class IB..................     9.63         0.17          0.99            --            --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     7.51         0.13          2.14         (0.13)           --          --
 Class IB..................     7.50         0.11          2.13         (0.11)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................     9.37(5)      0.08(5)      (1.86)(5)     (0.08)(5)        --(5)       --
 Class IB..................     9.36(5)      0.07(5)      (1.86)(5)     (0.07)(5)        --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................    10.00(5)      0.07(5)      (0.66)(5)     (0.04)(5)        --(5)       --
 Class IB..................    10.00(5)      0.04(5)      (0.65)(5)     (0.03)(5)        --(5)       --
HARTFORD GLOBAL HEALTH HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    17.66         0.01          0.13            --         (1.54)         --
 Class IB..................    17.47        (0.01)         0.13            --         (1.54)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    16.92         0.01          1.94         (0.01)        (1.20)         --
 Class IB..................    16.78        (0.01)         1.90            --         (1.20)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    15.52           --          1.95         (0.01)        (0.54)         --
 Class IB..................    15.43        (0.01)         1.90            --         (0.54)         --
 For the Year Ended
   December 31, 2003
 Class IA..................    11.91         0.01          3.81         (0.01)        (0.20)         --
 Class IB..................    11.85           --          3.78            --         (0.20)         --
 For the Year Ended
   December 31, 2002
 Class IA..................    14.72(5)      0.01(5)      (2.79)(5)        --(5)      (0.03)(5)      --
 Class IB..................    14.68(5)      0.01(5)      (2.81)(5)        --(5)      (0.03)(5)      --
 For the Year Ended
   December 31, 2001
 Class IA..................    14.42(5)        --(5)       0.30(5)         --(5)         --(5)       --
 Class IB..................    14.41(5)     (0.03)(5)      0.30(5)         --(5)         --(5)       --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL FINANCIAL
 SERVICES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $11.76       6.22%(2)   $ 19,842       0.98%(1)     0.53%(1)     2.07%(1)      21%
 Class IB..................    11.73       6.09(2)      17,050       1.23(1)      0.78(1)      1.82(1)       21
 For the Year Ended
   December 31, 2005
 Class IA..................    11.57      10.42         20,433       0.96         0.81         1.56          22
 Class IB..................    11.55      10.14         18,131       1.21         1.06         1.31          22
 For the Year Ended
   December 31, 2004
 Class IA..................    10.85      12.35         22,010       0.98         0.98         1.84          77
 Class IB..................    10.79      12.07         19,773       1.23         1.23         1.59          77
 For the Year Ended
   December 31, 2003
 Class IA..................     9.65      30.29         18,940       0.98         0.98         1.63         120
 Class IB..................     9.63      29.96         16,056       1.23         1.23         1.38         120
 For the Year Ended
   December 31, 2002
 Class IA..................     7.51(5)  (18.87)        15,486       1.15         1.15         1.11          80
 Class IB..................     7.50(5)  (19.04)         6,477       1.40         1.38         0.88          80
 For the Year Ended
   December 31, 2001
 Class IA..................     9.37(5)   (5.72)        14,216       0.93         0.93         1.04         119
 Class IB..................     9.36(5)   (5.91)         3,392       1.18         1.11         0.86         119
HARTFORD GLOBAL HEALTH HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    16.26       1.05(2)     295,937       0.87(1)      0.87(1)      0.17(1)       13
 Class IB..................    16.05       0.92(2)     117,218       1.12(1)      1.12(1)     (0.08)(1)      13
 For the Year Ended
   December 31, 2005
 Class IA..................    17.66      12.43        309,235       0.87         0.87         0.12          46
 Class IB..................    17.47      12.15        123,593       1.12         1.12        (0.13)         46
 For the Year Ended
   December 31, 2004
 Class IA..................    16.92      12.80        309,640       0.88         0.88         0.07          46
 Class IB..................    16.78      12.52        125,592       1.13         1.13        (0.18)         46
 For the Year Ended
   December 31, 2003
 Class IA..................    15.52      32.31        268,844       0.89         0.89         0.15          37
 Class IB..................    15.43      31.98        103,592       1.14         1.14        (0.10)         37
 For the Year Ended
   December 31, 2002
 Class IA..................    11.91(5)  (16.97)       172,037       0.90         0.90         0.10          60
 Class IB..................    11.85(5)  (17.16)        48,470       1.15         1.13        (0.13)         60
 For the Year Ended
   December 31, 2001
 Class IA..................    14.72(5)    2.04        202,131       0.89         0.89         0.06          62
 Class IB..................    14.68(5)    1.86         35,781       1.14         1.07        (0.12)         62

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD GLOBAL LEADERS HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $18.74       $ 0.08        $ 0.88        $(0.02)       $(0.16)        $--
 Class IB..................    18.66         0.04          0.89            --         (0.16)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    18.41         0.14          0.33         (0.14)           --          --
 Class IB..................    18.32         0.07          0.35         (0.08)           --          --
 For the Year Ended
   December 31, 2004
 Class IA..................    15.53         0.12          2.85         (0.09)           --          --
 Class IB..................    15.47         0.10          2.82         (0.07)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................    11.50         0.07          4.02         (0.06)           --          --
 Class IB..................    11.47         0.04          4.00         (0.04)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................    14.43(5)      0.13(5)      (2.95)(5)     (0.11)(5)        --(5)       --
 Class IB..................    14.40(5)      0.12(5)      (2.96)(5)     (0.09)(5)        --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................    17.59(5)      0.11(5)      (3.02)(5)     (0.08)(5)     (0.17)(5)      --
 Class IB..................    17.57(5)      0.08(5)      (3.02)(5)     (0.06)(5)     (0.17)(5)      --
HARTFORD GLOBAL TECHNOLOGY
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................     5.48        (0.01)        (0.09)           --            --          --
 Class IB..................     5.43        (0.02)        (0.09)           --            --          --
 For the Year Ended
   December 31, 2005
 Class IA..................     4.94        (0.02)         0.57         (0.01)           --          --
 Class IB..................     4.90        (0.03)         0.56            --            --          --
 For the Year Ended
   December 31, 2004
 Class IA..................     4.88           --          0.06            --            --          --
 Class IB..................     4.84         0.01          0.05            --            --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     3.02           --          1.86            --            --          --
 Class IB..................     3.01           --          1.83            --            --          --
 For the Year Ended
   December 31, 2002
 Class IA..................     4.92(5)     (0.05)(5)     (1.85)(5)        --(5)         --(5)       --
 Class IB..................     4.90(5)     (0.04)(5)     (1.85)(5)        --(5)         --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................     6.37(5)     (0.02)(5)     (1.43)(5)        --(5)         --(5)       --
 Class IB..................     6.36(5)     (0.02)(5)     (1.44)(5)        --(5)         --(5)       --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL LEADERS HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $19.52       5.17%(2)  $  927,132      0.77%(1)     0.77%(1)     0.75%(1)      64%
 Class IB..................    19.43       5.04(2)      274,978      1.02(1)      1.02(1)      0.50(1)       64
 For the Year Ended
   December 31, 2005
 Class IA..................    18.74       2.59         935,539      0.77         0.77         0.74         262
 Class IB..................    18.66       2.33         280,050      1.02         1.02         0.48         262
 For the Year Ended
   December 31, 2004
 Class IA..................    18.41      19.19       1,004,850      0.78         0.78         0.83         255
 Class IB..................    18.32      18.89         273,202      1.03         1.03         0.58         255
 For the Year Ended
   December 31, 2003
 Class IA..................    15.53      35.57         728,049      0.80         0.80         0.54         292
 Class IB..................    15.47      35.24         129,315      1.05         1.05         0.29         292
 For the Year Ended
   December 31, 2002
 Class IA..................    11.50(5)  (19.51)        544,901      0.81         0.81         1.06         324
 Class IB..................    11.47(5)  (19.70)         55,421      1.06         1.03         0.84         324
 For the Year Ended
   December 31, 2001
 Class IA..................    14.43(5)  (16.58)        484,661      0.81         0.81         0.71         363
 Class IB..................    14.40(5)  (16.73)         49,356      1.06         0.99         0.53         363
HARTFORD GLOBAL TECHNOLOGY
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................     5.38      (1.82)(2)      98,467      0.96(1)      0.96(1)     (0.33)(1)      76
 Class IB..................     5.32      (1.94)(2)      42,570      1.21(1)      1.21(1)     (0.58)(1)      76
 For the Year Ended
   December 31, 2005
 Class IA..................     5.48      11.15         103,808      0.95         0.95        (0.41)        117
 Class IB..................     5.43      10.88          44,554      1.20         1.20        (0.66)        117
 For the Year Ended
   December 31, 2004
 Class IA..................     4.94       1.35         111,876      0.91         0.91         0.31         164
 Class IB..................     4.90       1.10          46,112      1.16         1.16         0.06         164
 For the Year Ended
   December 31, 2003
 Class IA..................     4.88      61.50         138,243      0.90         0.90        (0.55)        157
 Class IB..................     4.84      61.10          44,432      1.15         1.15        (0.80)        157
 For the Year Ended
   December 31, 2002
 Class IA..................     3.02(5)  (38.59)         54,596      0.91         0.91        (0.69)        155
 Class IB..................     3.01(5)  (38.69)         13,609      1.16         1.13        (0.92)        155
 For the Year Ended
   December 31, 2001
 Class IA..................     4.92(5)  (22.81)         86,074      0.89         0.89        (0.49)        240
 Class IB..................     4.90(5)  (22.95)         16,712      1.14         1.07        (0.67)        240

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD GROWTH HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.54       $ 0.02        $(0.37)       $   --        $(0.06)        $--
 Class IB..................    12.42           --         (0.36)           --         (0.06)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    12.47         0.02          0.53            --         (0.48)         --
 Class IB..................    12.38        (0.03)         0.55            --         (0.48)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    11.16         0.01          1.39            --         (0.09)         --
 Class IB..................    11.11         0.01          1.35            --         (0.09)         --
 For the Year Ended
   December 31, 2003
 Class IA..................     8.66        (0.01)         2.85            --         (0.34)         --
 Class IB..................     8.64        (0.02)         2.83            --         (0.34)         --
 From inception April 30,
   2002 through December
   31, 2002
 Class IA..................    10.00           --         (1.34)           --            --          --
 Class IB..................    10.00           --         (1.36)           --            --          --
HARTFORD GROWTH
 OPPORTUNITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    30.07         0.05          0.38         (0.02)        (0.71)         --
 Class IB..................    29.85           --          0.38            --         (0.71)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    27.63         0.12          4.36         (0.06)        (1.98)         --
 Class IB..................    27.44         0.04          4.35            --         (1.98)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    23.57         0.05          4.01            --            --          --
 Class IB..................    23.48         0.03          3.93            --            --          --
 For the Year Ended
   December 31, 2003
 Class IA..................    16.40        (0.01)         7.18            --            --          --
 Class IB..................    16.37        (0.01)         7.12            --            --          --
 For the Year Ended
   December 31, 2002
 Class IA..................    22.66        (0.03)        (6.23)           --            --          --
 From inception April, 30
   2002 through December
   31, 2002
 Class IB..................    21.16        (0.01)        (4.78)           --            --          --
 For the Year Ended
   December 31, 2001
 Class IA..................    40.66           --         (9.21)           --         (8.79)         --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(5)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GROWTH HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.13      (2.83)%(2) $  367,359      0.83%(1)     0.83%(1)     0.21%(1)      53%
 Class IB..................    12.00      (2.95)(2)     195,456      1.08(1)      1.08(1)     (0.04)(1)      53
 For the Year Ended
   December 31, 2005
 Class IA..................    12.54       4.67(6)      345,558      0.84         0.84         0.02          76
 Class IB..................    12.42       4.42(6)      206,105      1.09         1.09        (0.23)         76
 For the Year Ended
   December 31, 2004
 Class IA..................    12.47      12.49         249,473      0.86         0.86         0.09          79
 Class IB..................    12.38      12.21         170,895      1.11         1.11        (0.16)         79
 For the Year Ended
   December 31, 2003
 Class IA..................    11.16      32.81         127,944      0.88         0.88        (0.20)        111
 Class IB..................    11.11      32.48          90,188      1.13         1.13        (0.45)        111
 From inception April 30,
   2002 through December
   31, 2002
 Class IA..................     8.66     (13.43)(2)      13,452      0.99(1)      0.99(1)      0.01(1)       76
 Class IB..................     8.64     (13.57)(2)       7,937      1.24(1)      1.24(1)     (0.25)(1)      76
HARTFORD GROWTH
 OPPORTUNITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    29.77       1.47(2)    1,055,597      0.64(1)      0.64(1)      0.28(1)       79
 Class IB..................    29.52       1.35(2)      186,802      0.89(1)      0.89(1)      0.03(1)       79
 For the Year Ended
   December 31, 2005
 Class IA..................    30.07      16.31(7)    1,012,774      0.64         0.64         0.33         140
 Class IB..................    29.85      16.02(7)      179,308      0.89         0.89         0.06         140
 For the Year Ended
   December 31, 2004
 Class IA..................    27.63      17.18         848,674      0.63         0.63         0.23         137
 Class IB..................    27.44      16.89         112,896      0.88         0.88        (0.03)        137
 For the Year Ended
   December 31, 2003
 Class IA..................    23.57      43.79         696,900      0.64         0.64        (0.05)        145
 Class IB..................    23.48      43.43          59,686      0.89         0.89        (0.30)        145
 For the Year Ended
   December 31, 2002
 Class IA..................    16.40     (27.65)        478,045      0.66         0.66        (0.16)        189
 From inception April, 30
   2002 through December
   31, 2002
 Class IB..................    16.37     (22.65)(2)       5,287      0.84(1)      0.84(1)     (0.10)(1)     189
 For the Year Ended
   December 31, 2001
 Class IA..................    22.66     (22.85)        755,068      0.65         0.65        (0.01)        228

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 4.58% and 4.33% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for classes IA and IB, respectively.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.20% and 15.91% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.03 and $0.03 for classes IA and IB, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD HIGH YIELD HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $ 9.80       $0.38         $(0.12)       $(0.77)       $   --         $--
 Class IB..................     9.70        0.37          (0.12)        (0.75)           --          --
 For the Year Ended
   December 31, 2005
 Class IA..................    10.26        0.79          (0.58)        (0.67)           --          --
 Class IB..................    10.17        0.76          (0.59)        (0.64)           --          --
 For the Year Ended
   December 31, 2004
 Class IA..................    10.06        0.58           0.12         (0.50)           --          --
 Class IB..................     9.98        0.64           0.03         (0.48)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     8.49        0.19           1.75         (0.37)           --          --
 Class IB..................     8.44        0.28           1.63         (0.37)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................     9.64(5)     0.63(5)       (1.73)(5)     (0.05)(5)        --(5)       --
 Class IB..................     9.61(5)     0.49(5)       (1.61)(5)     (0.05)(5)        --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................     9.39(5)     0.78(5)       (0.52)(5)     (0.01)(5)        --(5)       --
 Class IB..................     9.38(5)     0.84(5)       (0.60)(5)     (0.01)(5)        --(5)       --
HARTFORD INDEX HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    31.97        0.26           0.51         (0.02)        (2.16)         --
 Class IB..................    31.84        0.20           0.53            --         (2.16)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    32.17        0.51           0.90         (0.61)        (1.00)         --
 Class IB..................    32.02        0.40           0.93         (0.51)        (1.00)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    29.60        0.50           2.56         (0.39)        (0.10)         --
 Class IB..................    29.49        0.44           2.53         (0.34)        (0.10)         --
 For the Year Ended
   December 31, 2003
 Class IA..................    23.46        0.36           6.23         (0.37)        (0.08)         --
 Class IB..................    23.39        0.31           6.19         (0.32)        (0.08)         --
 For the Year Ended
   December 31, 2002
 Class IA..................    31.81(5)     0.32(5)       (8.29)(5)     (0.28)(5)     (0.10)(5)      --
 Class IB..................    31.75(5)     0.28(5)       (8.30)(5)     (0.24)(5)     (0.10)(5)      --
 For the Year Ended
   December 31, 2001
 Class IA..................    37.25(5)     0.31(5)       (4.87)(5)     (0.29)(5)     (0.59)(5)      --
 Class IB..................    37.20(5)     0.30(5)       (4.91)(5)     (0.25)(5)     (0.59)(5)      --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD HIGH YIELD HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $ 9.29       2.76%(2)  $  435,421      0.77%(1)     0.72%(1)     7.15%(1)      89%
 Class IB..................     9.20       2.63(2)      258,022      1.02(1)      0.97(1)      6.90(1)       89
 For the Year Ended
   December 31, 2005
 Class IA..................     9.80       2.13(7)      443,859      0.77         0.76         6.51         138
 Class IB..................     9.70       1.85(7)      272,538      1.02         1.01         6.25         138
 For the Year Ended
   December 31, 2004
 Class IA..................    10.26       7.40         518,881      0.77         0.77         6.31          92
 Class IB..................    10.17       7.14         309,672      1.02         1.02         6.06          92
 For the Year Ended
   December 31, 2003
 Class IA..................    10.06      23.18         481,315      0.78         0.78         7.00          44
 Class IB..................     9.98      22.88         259,544      1.03         1.03         6.75          44
 For the Year Ended
   December 31, 2002
 Class IA..................     8.49(5)   (6.89)        200,017      0.82         0.82         9.33          60
 Class IB..................     8.44(5)   (7.14)         57,084      1.07         1.05         9.10          60
 For the Year Ended
   December 31, 2001
 Class IA..................     9.64(5)    2.69         127,044      0.81         0.81         9.70          63
 Class IB..................     9.61(5)    2.54          25,901      1.06         0.99         9.52          63
HARTFORD INDEX HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    30.56       2.56(2)    1,570,185      0.43(1)      0.33(1)      1.58(1)        2
 Class IB..................    30.41       2.44(2)      253,426      0.68(1)      0.58(1)      1.33(1)        2
 For the Year Ended
   December 31, 2005
 Class IA..................    31.97       4.50       1,701,424      0.42         0.42         1.46           5
 Class IB..................    31.84       4.24         263,579      0.67         0.67         1.21           5
 For the Year Ended
   December 31, 2004
 Class IA..................    32.17      10.39       1,973,470      0.44         0.44         1.60           5
 Class IB..................    32.02      10.12         252,959      0.69         0.69         1.35           5
 For the Year Ended
   December 31, 2003
 Class IA..................    29.60      28.13       1,934,490      0.44         0.44         1.40           3
 Class IB..................    29.49      27.81         195,900      0.69         0.69         1.15           3
 For the Year Ended
   December 31, 2002
 Class IA..................    23.46(5)  (22.45)      1,553,260      0.44         0.44         1.18          15
 Class IB..................    23.39(5)  (22.63)         68,832      0.69         0.67         0.95          15
 For the Year Ended
   December 31, 2001
 Class IA..................    31.81(5)  (12.31)      1,976,361      0.43         0.43         0.91           5
 Class IB..................    31.75(5)  (12.47)         46,056      0.68         0.61         0.73           5

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 1.56% and 1.29% for classes 1A and 1B, respectively. The net asset value impact of the Payment from Affiliate was $0.05 and $0.05 for classes 1A and 1B, respectively.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.48       $0.09         $ 0.86        $(0.01)       $(0.18)        $--
 Class IB..................    12.40        0.07           0.86            --         (0.18)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    12.45        0.11           0.60         (0.10)        (0.58)         --
 Class IB..................    12.37        0.06           0.61         (0.06)        (0.58)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    10.20        0.05           2.44            --         (0.24)         --
 Class IB..................    10.16        0.06           2.39            --         (0.24)         --
 For the Year Ended
   December 31, 2003
 Class IA..................     7.09          --           3.61            --         (0.50)         --
 Class IB..................     7.08          --           3.58            --         (0.50)         --
 For the Year Ended
   December 31, 2002
 Class IA..................     8.59(5)     0.03(5)       (1.51)(5)     (0.02)(5)        --(5)       --
 Class IB..................     8.59(5)     0.01(5)       (1.51)(5)     (0.01)(5)        --(5)       --
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................    10.00(5)     0.01(5)       (1.41)(5)     (0.01)(5)        --(5)       --
 Class IB..................    10.00(5)     0.01(5)       (1.41)(5)     (0.01)(5)        --(5)       --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    13.59        0.22           1.03         (0.18)           --          --
 Class IB..................    13.52        0.06           1.18            --            --          --
 For the Year Ended
   December 31, 2005
 Class IA..................    11.86        0.14           1.59            --            --          --
 Class IB..................    11.83        0.13           1.56            --            --          --
 For the Year Ended
   December 31, 2004
 Class IA..................    10.11        0.10           1.73         (0.08)           --          --
 Class IB..................    10.09        0.08           1.72         (0.06)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     7.66        0.09           2.44         (0.08)           --          --
 Class IB..................     7.66        0.07           2.43         (0.07)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................     9.53(5)     0.17(5)       (1.94)(5)     (0.10)(5)        --(5)       --
 Class IB..................     9.51(5)     0.14(5)       (1.91)(5)     (0.08)(5)        --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................    13.64(5)     0.12(5)       (2.61)(5)     (0.01)(5)     (1.61)(5)      --
 Class IB..................    13.65(5)     0.12(5)       (2.63)(5)     (0.02)(5)     (1.61)(5)      --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $13.24       7.71%(2)  $  455,223      0.90%(1)     0.90%(1)     1.43%(1)      84%
 Class IB..................    13.15       7.58(2)      265,278      1.15(1)      1.15(1)      1.14(1)       84
 For the Year Ended
   December 31, 2005
 Class IA..................    12.48       6.16         370,555      0.93         0.93         1.05         179
 Class IB..................    12.40       5.89         244,572      1.18         1.18         0.79         179
 For the Year Ended
   December 31, 2004
 Class IA..................    12.45      24.72         208,703      0.97         0.97         0.86         215
 Class IB..................    12.37      24.40         137,183      1.22         1.22         0.61         215
 For the Year Ended
   December 31, 2003
 Class IA..................    10.20      51.02          67,147      1.01         1.01         0.23         244
 Class IB..................    10.16      50.65          63,698      1.26         1.26        (0.02)        244
 For the Year Ended
   December 31, 2002
 Class IA..................     7.09(5)  (17.21)         21,368      1.26         1.26         0.59         285
 Class IB..................     7.08(5)  (17.40)         13,878      1.51         1.49         0.36         285
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................     8.59(5)  (13.98)(2)       9,969      1.00(1)      1.00(1)      0.42(1)      191
 Class IB..................     8.59(5)  (14.08)(2)       5,075      1.25(1)      1.18(1)      0.24(1)      191
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    14.66       9.29(2)    1,382,503      0.78(1)      0.78(1)      2.62(1)       61
 Class IB..................    14.76       9.15(2)      337,331      1.03(1)      1.03(1)      2.35(1)       61
 For the Year Ended
   December 31, 2005
 Class IA..................    13.59      14.62       1,251,426      0.78         0.78         1.22         120
 Class IB..................    13.52      14.33         319,626      1.03         1.03         0.97         120
 For the Year Ended
   December 31, 2004
 Class IA..................    11.86      18.08       1,054,884      0.80         0.80         1.13         142
 Class IB..................    11.83      17.79         247,752      1.05         1.05         0.88         142
 For the Year Ended
   December 31, 2003
 Class IA..................    10.11      33.10         823,760      0.83         0.83         1.08         144
 Class IB..................    10.09      32.76          76,246      1.08         1.08         0.83         144
 For the Year Ended
   December 31, 2002
 Class IA..................     7.66(5)  (17.93)        646,903      0.81         0.81         1.23         161
 Class IB..................     7.66(5)  (18.12)         26,641      1.06         1.04         1.00         161
 For the Year Ended
   December 31, 2001
 Class IA..................     9.53(5)  (18.73)        941,934      0.81         0.81         1.10         144
 Class IB..................     9.51(5)  (18.88)         22,277      1.06         0.99         0.92         144

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD INTERNATIONAL
 SMALL COMPANY HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $14.84       $ 0.15        $ 1.43        $(0.05)       $(0.19)        $--
 Class IB..................    14.71         0.12          1.43         (0.03)        (0.19)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    14.52         0.11          2.44         (0.38)        (1.85)         --
 Class IB..................    14.42         0.08          2.40         (0.34)        (1.85)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    12.62         0.16          1.96            --         (0.22)         --
 Class IB..................    12.56         0.14          1.94            --         (0.22)         --
 For the Year Ended
   December 31, 2003
 Class IA..................     8.89         0.09          4.68         (0.11)        (0.93)         --
 Class IB..................     8.86         0.08          4.64         (0.09)        (0.93)         --
 For the Year Ended
   December 31, 2002
 Class IA..................     9.39(5)      0.02(5)      (0.52)(5)        --(5)         --(5)       --
 Class IB..................     9.38(5)      0.01(5)      (0.53)(5)        --(5)         --(5)       --
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................    10.00(5)      0.05(5)      (0.64)(5)     (0.02)(5)        --(5)       --
 Class IB..................    10.00(5)      0.03(5)      (0.64)(5)     (0.01)(5)        --(5)       --
HARTFORD MIDCAP HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    28.73         0.08          0.83         (0.01)        (0.80)         --
 Class IB..................    28.53         0.04          0.82            --         (0.80)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    28.61         0.12          4.60         (0.12)        (4.48)         --
 Class IB..................    28.42         0.02          4.59         (0.02)        (4.48)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    24.63         0.12          3.93         (0.07)           --          --
 Class IB..................    24.50         0.08          3.87         (0.03)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................    17.93         0.04          6.71         (0.05)           --          --
 Class IB..................    17.84        (0.01)         6.67            --            --          --
 For the Year Ended
   December 31, 2002
 Class IA..................    20.93(5)     (0.01)(5)     (2.99)(5)        --(5)         --(5)       --
 Class IB..................    20.84(5)        --(5)      (3.00)(5)        --(5)         --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................    24.67(5)      0.03(5)      (0.97)(5)        --(5)      (2.80)(5)      --
 Class IB..................    24.62(5)        --(5)      (0.98)(5)        --(5)      (2.80)(5)      --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD INTERNATIONAL
 SMALL COMPANY HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $16.18      10.74%(2)  $  237,571      0.95%(1)     0.95%(1)     1.90%(1)      59%
 Class IB..................    16.04      10.60(2)       96,716      1.20(1)      1.20(1)      1.60(1)       59
 For the Year Ended
   December 31, 2005
 Class IA..................    14.84      18.60         193,712      1.00         1.00         1.19          95
 Class IB..................    14.71      18.30          92,157      1.25         1.25         0.97          95
 For the Year Ended
   December 31, 2004
 Class IA..................    14.52      16.96          84,012      1.08         1.08         1.53         119
 Class IB..................    14.42      16.67          54,750      1.33         1.33         1.28         119
 For the Year Ended
   December 31, 2003
 Class IA..................    12.62      53.73          44,088      1.23         1.23         1.35         150
 Class IB..................    12.56      53.35          22,704      1.48         1.48         1.10         150
 For the Year Ended
   December 31, 2002
 Class IA..................     8.89(5)   (5.08)         16,722      1.71         1.71         0.23         183
 Class IB..................     8.86(5)   (5.30)          5,130      1.96         1.96        (0.01)        183
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................     9.39(5)   (5.98)(2)       4,373      1.00(1)      1.00(1)      1.01(1)      168
 Class IB..................     9.38(5)   (6.09)(2)         768      1.25(1)      1.18(1)      0.83(1)      168
HARTFORD MIDCAP HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    28.83       3.24(2)    2,585,917      0.69(1)      0.69(1)      0.57(1)       48
 Class IB..................    28.59       3.12(2)      266,668      0.94(1)      0.94(1)      0.32(1)       48
 For the Year Ended
   December 31, 2005
 Class IA..................    28.73      16.78(7)    2,529,805      0.70         0.70         0.39          70
 Class IB..................    28.53      16.49(7)      254,833      0.95         0.95         0.14          70
 For the Year Ended
   December 31, 2004
 Class IA..................    28.61      16.44       2,193,649      0.70         0.70         0.47          60
 Class IB..................    28.42      16.15         221,727      0.95         0.95         0.22          60
 For the Year Ended
   December 31, 2003
 Class IA..................    24.63      37.67       1,946,881      0.72         0.72         0.20          75
 Class IB..................    24.50      37.33         179,439      0.97         0.97        (0.05)         75
 For the Year Ended
   December 31, 2002
 Class IA..................    17.93(5)  (14.22)      1,340,265      0.72         0.72         0.09          90
 Class IB..................    17.84(5)  (14.42)         89,336      0.97         0.94        (0.14)         90
 For the Year Ended
   December 31, 2001
 Class IA..................    20.93(5)   (3.62)      1,765,315      0.70         0.70         0.12         117
 Class IB..................    20.84(5)   (3.79)        117,396      0.95         0.88        (0.06)        117

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.76% and 16.47% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for classes IA and IB, respectively.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD MIDCAP VALUE HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $14.01       $ 0.05        $ 0.80        $(0.01)       $(1.93)        $--
 Class IB..................    13.96         0.03          0.80            --         (1.93)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    14.16         0.07          1.23         (0.08)        (1.37)         --
 Class IB..................    14.08        (0.01)         1.27         (0.01)        (1.37)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    12.37         0.03          1.96         (0.01)        (0.19)         --
 Class IB..................    12.32         0.02          1.93            --         (0.19)         --
 For the Year Ended
   December 31, 2003
 Class IA..................     8.63         0.01          3.73            --            --          --
 Class IB..................     8.62         0.01          3.69            --            --          --
 For the Year Ended
   December 31, 2002
 Class IA..................     9.95(5)      0.02(5)      (1.32)(5)     (0.02)(5)        --(5)       --
 Class IB..................     9.94(5)      0.01(5)      (1.32)(5)     (0.01)(5)        --(5)       --
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................    10.00(5)      0.01(5)      (0.05)(5)     (0.01)(5)        --(5)       --
 Class IB..................    10.00(5)      0.01(5)      (0.06)(5)     (0.01)(5)        --(5)       --
HARTFORD MONEY MARKET HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................     1.00         0.02            --         (0.02)           --          --
 Class IB..................     1.00         0.02            --         (0.02)           --          --
 For the Year Ended
   December 31, 2005
 Class IA..................     1.00         0.03            --         (0.03)           --          --
 Class IB..................     1.00         0.03            --         (0.03)           --          --
 For the Year Ended
   December 31, 2004
 Class IA..................     1.00           --            --            --            --          --
 Class IB..................     1.00           --            --            --            --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     1.00         0.01            --         (0.01)           --          --
 Class IB..................     1.00           --            --            --            --          --
 For the Year Ended
   December 31, 2002
 Class IA..................     1.00         0.01            --         (0.01)           --          --
 Class IB..................     1.00         0.01            --         (0.01)           --          --
 For the Year Ended
   December 31, 2001
 Class IA..................     1.00         0.04            --         (0.04)           --          --
 Class IB..................     1.00         0.04            --         (0.04)           --          --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD MIDCAP VALUE HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $12.92       6.53%(2)  $  709,916      0.79%(1)     0.79%(1)     0.56%(1)     24%
 Class IB..................    12.86       6.40(2)      372,772      1.04(1)      1.04(1)      0.31(1)      24
 For the Year Ended
   December 31, 2005
 Class IA..................    14.01       9.99(7)      721,631      0.79         0.79         0.35         49
 Class IB..................    13.96       9.71(7)      391,264      1.04         1.04         0.10         49
 For the Year Ended
   December 31, 2004
 Class IA..................    14.16      16.30         770,328      0.80         0.80         0.34         87
 Class IB..................    14.08      16.01         435,812      1.05         1.05         0.09         87
 For the Year Ended
   December 31, 2003
 Class IA..................    12.37      43.29         592,014      0.83         0.83         0.25         59
 Class IB..................    12.32      42.93         318,093      1.08         1.08           --         59
 For the Year Ended
   December 31, 2002
 Class IA..................     8.63(5)  (13.02)        275,556      0.88         0.88         0.36         42
 Class IB..................     8.62(5)  (13.21)         98,964      1.13         1.12         0.12         42
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................     9.95(5)   (0.41)(2)      95,308      0.90(1)      0.90(1)      0.47(1)      32
 Class IB..................     9.94(5)   (0.52)(2)      25,185      1.15(1)      1.08(1)      0.29(1)      32
HARTFORD MONEY MARKET HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................     1.00       2.14(2)    1,587,423      0.49(1)      0.49(1)      4.30(1)      --
 Class IB..................     1.00       2.01(2)      308,798      0.74(1)      0.74(1)      4.04(1)      --
 For the Year Ended
   December 31, 2005
 Class IA..................     1.00       2.84       1,353,836      0.49         0.49         2.79         --
 Class IB..................     1.00       2.58         264,040      0.75         0.75         2.54         --
 For the Year Ended
   December 31, 2004
 Class IA..................     1.00       0.94       1,294,525      0.48         0.48         0.93         --
 Class IB..................     1.00       0.69         252,808      0.73         0.73         0.68         --
 For the Year Ended
   December 31, 2003
 Class IA..................     1.00       0.75       1,609,439      0.49         0.49         0.75         --
 Class IB..................     1.00       0.50         240,930      0.74         0.74         0.50         --
 For the Year Ended
   December 31, 2002
 Class IA..................     1.00       1.47       2,319,456      0.49         0.49         1.43         --
 Class IB..................     1.00       1.24         261,914      0.74         0.72         1.20         --
 For the Year Ended
   December 31, 2001
 Class IA..................     1.00       3.87       1,867,520      0.48         0.48         3.58         --
 Class IB..................     1.00       3.68         152,129      0.73         0.66         3.40         --

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 9.95% and 9.67% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for classes IA and IB, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD MORTGAGE
 SECURITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $11.50       $ 0.32        $(0.34)       $(0.61)       $   --         $--
 Class IB..................    11.40         0.32         (0.35)        (0.58)           --          --
 For the Year Ended
   December 31, 2005
 Class IA..................    11.71         0.55         (0.28)        (0.48)           --          --
 Class IB..................    11.61         0.53         (0.29)        (0.45)           --          --
 For the Year Ended
   December 31, 2004
 Class IA..................    11.84         0.42          0.05         (0.58)        (0.02)         --
 Class IB..................    11.75         0.45         (0.02)        (0.55)        (0.02)         --
 For the Year Ended
   December 31, 2003
 Class IA..................    12.01         0.35         (0.08)        (0.38)        (0.06)         --
 Class IB..................    11.94         0.38         (0.14)        (0.37)        (0.06)         --
 For the Year Ended
   December 31, 2002
 Class IA..................    11.54(5)      0.37(5)       0.15(5)      (0.05)(5)        --(5)       --
 Class IB..................    11.50(5)      0.31(5)       0.18(5)      (0.05)(5)        --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................    11.38(5)      0.49(5)       0.34(5)      (0.67)(5)        --(5)       --
 Class IB..................    11.36(5)      0.50(5)       0.31(5)      (0.67)(5)        --(5)       --
HARTFORD SMALL COMPANY HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    19.66        (0.01)         1.32            --            --          --
 Class IB..................    19.38        (0.02)         1.29            --            --          --
 For the Year Ended
   December 31, 2005
 Class IA..................    16.25        (0.02)         3.43            --            --          --
 Class IB..................    16.06        (0.03)         3.35            --            --          --
 For the Year Ended
   December 31, 2004
 Class IA..................    14.49        (0.07)         1.83            --            --          --
 Class IB..................    14.35        (0.09)         1.80            --            --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     9.29        (0.04)         5.24            --            --          --
 Class IB..................     9.23        (0.04)         5.16            --            --          --
 For the Year Ended
   December 31, 2002
 Class IA..................    13.32(5)     (0.08)(5)     (3.95)(5)        --(5)         --(5)       --
 Class IB..................    13.26(5)     (0.06)(5)     (3.97)(5)        --(5)         --(5)       --
 For the Year Ended
   December 31, 2001
 Class IA..................    16.87(5)      0.01(5)      (2.53)(5)        --(5)      (1.03)(5)      --
 Class IB..................    16.83(5)     (0.01)(5)     (2.53)(5)        --(5)      (1.03)(5)      --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD MORTGAGE
 SECURITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $10.87      (0.14)%(2) $  422,289      0.49%(1)     0.49%(1)     4.91%(1)      28%
 Class IB..................    10.79      (0.26)(2)     144,391      0.74(1)      0.74(1)      4.66(1)       28
 For the Year Ended
   December 31, 2005
 Class IA..................    11.50       2.36         457,600      0.49         0.49         4.25         131
 Class IB..................    11.40       2.11         163,031      0.74         0.74         4.00         131
 For the Year Ended
   December 31, 2004
 Class IA..................    11.71       4.12         521,171      0.49         0.49         3.29         100
 Class IB..................    11.61       3.86         180,232      0.74         0.74         3.04         100
 For the Year Ended
   December 31, 2003
 Class IA..................    11.84       2.29         587,833      0.49         0.49         2.84         338
 Class IB..................    11.75       2.03         180,982      0.74         0.74         2.59         338
 For the Year Ended
   December 31, 2002
 Class IA..................    12.01(5)    8.15         727,323      0.49         0.49         3.86         339
 Class IB..................    11.94(5)    7.89         116,549      0.74         0.73         3.62         339
 For the Year Ended
   December 31, 2001
 Class IA..................    11.54(5)    7.50         424,603      0.48         0.48         5.64         233
 Class IB..................    11.50(5)    7.30          26,121      0.73         0.66         5.46         233
HARTFORD SMALL COMPANY HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    20.97       6.66(2)    1,098,814      0.73(1)      0.73(1)     (0.07)(1)      85
 Class IB..................    20.65       6.53(2)      279,367      0.98(1)      0.98(1)     (0.32)(1)      85
 For the Year Ended
   December 31, 2005
 Class IA..................    19.66      21.01(7)    1,017,271      0.75         0.75        (0.08)        106
 Class IB..................    19.38      20.71(7)      220,310      1.00         1.00        (0.34)        106
 For the Year Ended
   December 31, 2004
 Class IA..................    16.25      12.18         904,912      0.75         0.75        (0.41)        141
 Class IB..................    16.06      11.90         230,452      1.00         1.00        (0.66)        141
 For the Year Ended
   December 31, 2003
 Class IA..................    14.49      55.87         851,283      0.76         0.76        (0.49)        171
 Class IB..................    14.35      55.48         190,456      1.01         1.01        (0.74)        171
 For the Year Ended
   December 31, 2002
 Class IA..................     9.29(5)  (30.23)        495,074      0.77         0.77        (0.30)        222
 Class IB..................     9.23(5)  (30.39)         66,378      1.02         1.00        (0.53)        222
 For the Year Ended
   December 31, 2001
 Class IA..................    13.32(5)  (14.92)        745,253      0.76         0.76         0.03         227
 Class IB..................    13.26(5)  (15.07)         59,371      1.01         0.94        (0.15)        227

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 20.91% and 20.61% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.02 and $0.02 for classes IA and IB, respectively.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD SMALLCAP GROWTH
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $20.88       $ 0.03       $  0.10        $   --        $   --       $   --
 Class IB..................    20.83         0.01          0.10            --            --           --
 For the Year Ended
   December 31, 2005
 Class IA..................    20.26         0.09          2.13         (0.08)        (1.22)       (0.30)
 Class IB..................    20.21         0.02          2.15         (0.03)        (1.22)       (0.30)
 For the Year Ended
   December 31, 2004
 Class IA..................    17.55         0.04          2.67            --            --           --
 Class IB..................    17.55         0.03          2.63            --            --           --
 For the Year Ended
   December 31, 2003
 Class IA..................    11.70           --          5.85            --            --           --
 Class IB..................    11.73        (0.01)         5.83            --            --           --
 For the Year Ended
   December 31, 2002
 Class IA..................    16.44        (0.02)        (4.72)           --            --           --
 From inception April, 30
   2002 through December
   31, 2002
 Class IB..................    15.96        (0.01)        (4.22)           --            --           --
 For the Year Ended
   December 31, 2001
 Class IA..................    23.73           --         (4.91)           --         (2.38)          --
HARTFORD STOCK HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    49.21         0.37          0.10         (0.01)           --           --
 Class IB..................    49.10         0.30          0.10            --            --           --
 For the Year Ended
   December 31, 2005
 Class IA..................    45.72         0.66          3.72         (0.89)           --           --
 Class IB..................    45.59         0.51          3.74         (0.74)           --           --
 For the Year Ended
   December 31, 2004
 Class IA..................    44.37         0.74          1.10         (0.49)           --           --
 Class IB..................    44.29         0.64          1.08         (0.42)           --           --
 For the Year Ended
   December 31, 2003
 Class IA..................    35.46         0.46          8.93         (0.48)           --           --
 Class IB..................    35.42         0.38          8.88         (0.39)           --           --
 For the Year Ended
   December 31, 2002
 Class IA..................    47.36(5)      0.43(5)     (11.94)(5)     (0.39)(5)        --(5)        --
 Class IB..................    47.31(5)      0.38(5)     (11.95)(5)     (0.32)(5)        --(5)        --
 For the Year Ended
   December 31, 2001
 Class IA..................    58.80(5)      0.41(5)      (7.42)(5)     (0.38)(5)     (4.05)(5)       --
 Class IB..................    58.79(5)      0.46(5)      (7.57)(5)     (0.32)(5)     (4.05)(5)       --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD SMALLCAP GROWTH
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $21.01       0.65%(2)  $  708,989      0.63%(1)     0.63%(1)     0.39%(1)      42%
 Class IB..................    20.94       0.52(2)      243,539      0.88(1)      0.88(1)      0.14(1)       42
 For the Year Ended
   December 31, 2005
 Class IA..................    20.88      11.02(7)      704,168      0.63         0.63         0.20          77
 Class IB..................    20.83      10.78(7)      271,859      0.88         0.88        (0.05)         77
 For the Year Ended
   December 31, 2004
 Class IA..................    20.26      15.43         503,717      0.64         0.64         0.27          88
 Class IB..................    20.21      15.14         201,589      0.89         0.89         0.02          88
 For the Year Ended
   December 31, 2003
 Class IA..................    17.55      50.06         346,380      0.66         0.66        (0.01)        101
 Class IB..................    17.55      49.70          74,592      0.91         0.91        (0.26)        101
 For the Year Ended
   December 31, 2002
 Class IA..................    11.70     (28.83)        184,062      0.69         0.69        (0.18)         99
 From inception April, 30
   2002 through December
   31, 2002
 Class IB..................    11.73     (26.51)(2)       7,150      0.89(1)      0.89(1)     (0.13)(1)      99
 For the Year Ended
   December 31, 2001
 Class IA..................    16.44     (20.18)        272,272      0.68         0.68        (0.02)        164
HARTFORD STOCK HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    49.67       0.95(2)    4,417,464      0.50(1)      0.50(1)      1.41(1)       54
 Class IB..................    49.50       0.82(2)      720,391      0.75(1)      0.75(1)      1.16(1)       54
 For the Year Ended
   December 31, 2005
 Class IA..................    49.21       9.62       4,787,612      0.50         0.50         1.21          91
 Class IB..................    49.10       9.35         770,163      0.75         0.75         0.96          91
 For the Year Ended
   December 31, 2004
 Class IA..................    45.72       4.17       5,657,942      0.49         0.49         1.61          30
 Class IB..................    45.59       3.91         718,293      0.74         0.74         1.36          30
 For the Year Ended
   December 31, 2003
 Class IA..................    44.37      26.47       6,014,675      0.49         0.49         1.18          37
 Class IB..................    44.29      26.16         562,979      0.74         0.74         0.93          37
 For the Year Ended
   December 31, 2002
 Class IA..................    35.46(5)  (24.25)      5,094,276      0.49         0.49         0.97          44
 Class IB..................    35.42(5)  (24.42)        296,767      0.74         0.72         0.75          44
 For the Year Ended
   December 31, 2001
 Class IA..................    47.36(5)  (12.23)      7,834,643      0.49         0.49         0.80          39
 Class IB..................    47.31(5)  (12.39)        271,475      0.74         0.67         0.62          39

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 10.80% and 10.56% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.04 and $0.04 for classes IA and IB, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD TOTAL RETURN BOND
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $11.27       $0.26         $(0.32)       $(0.05)       $   --         $--
 Class IB..................    11.20        0.24          (0.32)        (0.03)           --          --
 For the Year Ended
   December 31, 2005
 Class IA..................    11.94        0.44          (0.14)        (0.88)        (0.09)         --
 Class IB..................    11.86        0.43          (0.17)        (0.83)        (0.09)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    12.32        0.40           0.12         (0.58)        (0.32)         --
 Class IB..................    12.25        0.45           0.04         (0.56)        (0.32)         --
 For the Year Ended
   December 31, 2003
 Class IA..................    11.95        0.36           0.57         (0.50)        (0.06)         --
 Class IB..................    11.90        0.40           0.50         (0.49)        (0.06)         --
 For the Year Ended
   December 31, 2002
 Class IA..................    11.46(5)     0.56(5)       (0.01)(5)     (0.05)(5)     (0.01)(5)      --
 Class IB..................    11.43(5)     0.46(5)        0.07(5)      (0.05)(5)     (0.01)(5)      --
 For the Year Ended
   December 31, 2001
 Class IA..................    11.08(5)     0.46(5)        0.48(5)      (0.56)(5)        --(5)       --
 Class IB..................    11.07(5)     0.41(5)        0.50(5)      (0.55)(5)        --(5)       --
HARTFORD U.S GOVERNMENT
 SECURITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    11.09        0.22          (0.22)        (0.39)           --          --
 Class IB..................    11.03        0.20          (0.21)        (0.36)           --          --
 For the Year Ended
   December 31, 2005
 Class IA..................    11.24        0.35          (0.17)        (0.33)           --          --
 Class IB..................    11.19        0.37          (0.22)        (0.31)           --          --
 For the Year Ended
   December 31, 2004
 Class IA..................    11.43        0.29          (0.07)        (0.41)           --          --
 Class IB..................    11.39        0.37          (0.18)        (0.39)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................    11.36        0.31          (0.07)        (0.17)           --          --
 Class IB..................    11.34        0.27          (0.05)        (0.17)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................    10.79        0.22           0.89         (0.54)           --          --
 From inception April 30,
   2002 through Decmeber
   31, 2002
 Class IB..................    10.51        0.15           0.68            --            --          --
 For the Year Ended
   December 31, 2001
 Class IA..................    10.59        0.50           0.28         (0.58)           --          --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD TOTAL RETURN BOND
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $11.16     (0.56)%(2)  $2,814,400      0.49%(1)     0.49%(1)     4.66%(1)     211%
 Class IB..................    11.09     (0.68)(2)    1,037,347      0.74(1)      0.74(1)      4.41(1)      211
 For the Year Ended
   December 31, 2005
 Class IA..................    11.27      2.45        2,745,115      0.50         0.50         4.09         190
 Class IB..................    11.20      2.19        1,068,600      0.75         0.75         3.84         190
 For the Year Ended
   December 31, 2004
 Class IA..................    11.94      4.62        2,507,021      0.50         0.50         3.72         164
 Class IB..................    11.86      4.36          991,065      0.75         0.75         3.47         164
 For the Year Ended
   December 31, 2003
 Class IA..................    12.32      7.85        2,332,343      0.50         0.50         3.74         215
 Class IB..................    12.25      7.58          734,768      0.75         0.75         3.49         215
 For the Year Ended
   December 31, 2002
 Class IA..................    11.95(5)  10.08        2,145,266      0.51         0.51         5.58         108
 Class IB..................    11.90(5)   9.83          382,864      0.76         0.75         5.34         108
 For the Year Ended
   December 31, 2001
 Class IA..................    11.46(5)   8.68        1,549,698      0.51         0.51         5.87         185
 Class IB..................    11.43(5)   8.49          152,254      0.76         0.69         5.69         185
HARTFORD U.S GOVERNMENT
 SECURITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    10.70     (0.02)(2)      633,574      0.48(1)      0.48(1)      4.40(1)      142
 Class IB..................    10.66     (0.14)(2)      304,465      0.73(1)      0.73(1)      4.14(1)      142
 For the Year Ended
   December 31, 2005
 Class IA..................    11.09      1.55          591,007      0.47         0.47         3.60         257
 Class IB..................    11.03      1.30          323,920      0.72         0.72         3.34         257
 For the Year Ended
   December 31, 2004
 Class IA..................    11.24      2.07          523,819      0.47         0.47         3.08         247
 Class IB..................    11.19      1.82          294,711      0.72         0.72         2.83         247
 For the Year Ended
   December 31, 2003
 Class IA..................    11.43      2.15          514,243      0.47         0.47         2.74         191
 Class IB..................    11.39      1.89          239,023      0.72         0.72         2.49         191
 For the Year Ended
   December 31, 2002
 Class IA..................    11.36     10.73          590,626      0.49         0.49         3.47         283
 From inception April 30,
   2002 through Decmeber
   31, 2002
 Class IB..................    11.34      7.96(2)       100,867      0.74(1)      0.74(1)      5.13(1)      283
 For the Year Ended
   December 31, 2001
 Class IA..................    10.79      7.50          174,333      0.51         0.51         5.55         155

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(4) --
                             ----------------------------------------------------------------------------
                                                      NET REALIZED
                                                          AND                     DISTRIBUTIONS
                             NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                             VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                             BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                             OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                             ---------   ----------   ------------   ----------   -------------   -------
HARTFORD VALUE HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $11.18       $0.08         $ 0.77        $(0.01)       $(0.35)        $--
 Class IB..................    11.14        0.06           0.77            --         (0.35)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    10.73        0.15           0.71         (0.27)        (0.14)         --
 Class IB..................    10.67        0.10           0.73         (0.22)        (0.14)         --
 For the Year Ended
   December 31, 2004
 Class IA..................     9.72        0.13           0.91         (0.03)           --          --
 Class IB..................     9.69        0.12           0.89         (0.03)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................     7.61        0.10           2.08         (0.07)           --          --
 Class IB..................     7.60        0.09           2.06         (0.06)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................     9.94(5)     0.08(5)       (2.33)(5)     (0.08)(5)        --(5)       --
 Class IB..................     9.93(5)     0.07(5)       (2.33)(5)     (0.07)(5)        --(5)       --
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................    10.00(5)     0.03(5)       (0.02)(5)     (0.03)(5)     (0.04)(5)      --
 Class IB..................    10.00(5)     0.02(5)       (0.03)(5)     (0.02)(5)     (0.04)(5)      --
HARTFORD VALUE
 OPPORTUNITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    18.93        0.13           0.74         (0.01)        (1.21)         --
 Class IB..................    18.83        0.10           0.75            --         (1.21)         --
 For the Year Ended
   December 31, 2005
 Class IA..................    18.16        0.14           1.34         (0.26)        (0.45)         --
 Class IB..................    18.06        0.09           1.33         (0.20)        (0.45)         --
 For the Year Ended
   December 31, 2004
 Class IA..................    15.33        0.13           2.75         (0.05)           --          --
 Class IB..................    15.27        0.11           2.72         (0.04)           --          --
 For the Year Ended
   December 31, 2003
 Class IA..................    10.86        0.06           4.48         (0.07)           --          --
 Class IB..................    10.84        0.08           4.41         (0.06)           --          --
 For the Year Ended
   December 31, 2002
 Class IA..................    14.83        0.07          (3.68)        (0.09)        (0.27)         --
 From inception April 30,
   2002 through December
   31, 2002
 Class IB..................    13.51        0.02          (2.69)           --            --          --
 For the Year Ended
   December 31, 2001
 Class IA..................    17.38        0.08          (0.48)        (0.11)        (2.04)         --

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
                             -------------------------------------------------------------------------------------
                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                   EXPENSES     EXPENSES       NET
                             NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                             VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                              PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                             ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD VALUE HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................   $11.67       7.63%(2)   $209,336       0.85%(1)     0.85%(1)     1.30%(1)      17%
 Class IB..................    11.62       7.49(2)     132,371       1.10(1)      1.10(1)      1.05(1)       17
 For the Year Ended
   December 31, 2005
 Class IA..................    11.18       8.13        193,655       0.86         0.86         1.42          30
 Class IB..................    11.14       7.86        129,771       1.11         1.11         1.17          30
 For the Year Ended
   December 31, 2004
 Class IA..................    10.73      10.71        162,644       0.87         0.87         1.36          45
 Class IB..................    10.67      10.43        120,227       1.12         1.12         1.11          45
 For the Year Ended
   December 31, 2003
 Class IA..................     9.72      28.60        155,085       0.87         0.87         1.53          40
 Class IB..................     9.69      28.28         99,825       1.12         1.12         1.28          40
 For the Year Ended
   December 31, 2002
 Class IA..................     7.61(5)  (22.64)        69,388       0.89         0.89         1.30          37
 Class IB..................     7.60(5)  (22.81)        34,006       1.14         1.12         1.07          37
 From inception April 30,
   2001 through December
   31, 2001
 Class IA..................     9.94(5)    0.06(2)      40,759       0.90(1)      0.90(1)      1.02(1)       16
 Class IB..................     9.93(5)   (0.06)(2)     11,952       1.15(1)      1.08(1)      0.84(1)       16
HARTFORD VALUE
 OPPORTUNITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA..................    18.58       4.80(2)     422,328       0.64(1)      0.64(1)      1.35(1)       26
 Class IB..................    18.47       4.67(2)     152,436       0.89(1)      0.89(1)      1.09(1)       26
 For the Year Ended
   December 31, 2005
 Class IA..................    18.93       8.32        390,113       0.65         0.65         1.05          52
 Class IB..................    18.83       8.05        151,960       0.90         0.90         0.79          52
 For the Year Ended
   December 31, 2004
 Class IA..................    18.16      18.87        259,593       0.67         0.67         1.10          80
 Class IB..................    18.06      18.58         81,772       0.92         0.92         0.85          80
 For the Year Ended
   December 31, 2003
 Class IA..................    15.33      41.87        156,879       0.71         0.71         0.62          48
 Class IB..................    15.27      41.52         32,572       0.96         0.96         0.37          48
 For the Year Ended
   December 31, 2002
 Class IA..................    10.86     (24.95)        88,793       0.73         0.73         0.60          67
 From inception April 30,
   2002 through December
   31, 2002
 Class IB..................    10.84     (19.74)(2)      3,160       0.91(1)      0.91(1)      1.06(1)       67
 For the Year Ended
   December 31, 2001
 Class IA..................    14.83      (2.55)       130,567       0.73         0.73         0.68         147

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Mr. Znamierowski oversees 87 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director* since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 61) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin -- Madison. In addition, Dr. Sembet served as an independent director of the Fortis Funds from March 2000 until July 2002.

     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

ROBERT M. ARENA (age 37) Vice President since 2006*

     Mr. Arena is Senior Vice President of Hartford Life and heads its Retail Product Management Group in the Investment Products Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.

     * Appointed February 1, 2006

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004(1)

     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He also serves as Chief Broker/Dealer Compliance for HIFSCO.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006**

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

     ** Appointed February 13, 2006

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 41) Vice President since 2006***

     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

     *** Appointed February 13, 2006

DENISE A. SETTIMI (age 45) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 43) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.(2)

     (1) Resigned as Chief Compliance Officer, February 13, 2006, and as an officer of the Funds, June 23, 2006.
     (2) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005

--------------------------------------------------------------------------------

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2005 through June 30, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006
                       -----------------   -------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........      $1,000.00         $  998.23           $3.17
  Class IB...........      $1,000.00         $  995.69           $4.40
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........      $1,000.00         $1,033.67           $3.49
  Class IB...........      $1,000.00         $1,031.11           $4.76
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........      $1,000.00         $1,013.97           $3.65
  Class IB...........      $1,000.00         $1,011.46           $4.87
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,050.62           $3.46
  Class IB...........      $1,000.00         $1,048.06           $4.75

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD                    DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD ADVISERS HLS
  FUND
  Class IA...........      $1,000.00         $1,021.62           $3.21            0.64%       184         365
  Class IB...........      $1,000.00         $1,020.38           $4.46            0.89%       184         365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........      $1,000.00         $1,021.78           $3.47            0.68%       184         365
  Class IB...........      $1,000.00         $1,020.52           $4.74            0.93%       184         365
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA...........      $1,000.00         $1,021.58           $3.67            0.72%       184         365
  Class IB...........      $1,000.00         $1,020.37           $4.89            0.96%       184         365
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,021.83           $3.41            0.67%       184         365
  Class IB...........      $1,000.00         $1,020.57           $4.69            0.92%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006
                       -----------------   -------------   -----------------
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........      $1,000.00         $1,066.27           $3.85
  Class IB...........      $1,000.00         $1,063.71           $5.15
HARTFORD FOCUS HLS
  FUND
  Class IA...........      $1,000.00         $  967.52           $4.12
  Class IB...........      $1,000.00         $  965.06           $5.35
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........      $1,000.00         $1,023.02           $4.23
  Class IB...........      $1,000.00         $1,020.46           $5.50
HARTFORD GLOBAL
  COMMUNICATIONS HLS
  FUND
  Class IA...........      $1,000.00         $  953.63           $2.91
  Class IB...........      $1,000.00         $  951.17           $4.13
HARTFORD GLOBAL
  FINANCIAL SERVICES
  HLS FUND
  Class IA...........      $1,000.00         $1,059.53           $2.75
  Class IB...........      $1,000.00         $1,056.97           $4.04
HARTFORD GLOBAL
  HEALTH HLS FUND
  Class IA...........      $1,000.00         $1,006.11           $4.40
  Class IB...........      $1,000.00         $1,003.55           $5.66
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........      $1,000.00         $1,047.82           $3.97
  Class IB...........      $1,000.00         $1,045.26           $5.26
HARTFORD GLOBAL
  TECHNOLOGY HLS FUND
  Class IA...........      $1,000.00         $  976.96           $4.78
  Class IB...........      $1,000.00         $  974.50           $6.02
HARTFORD GROWTH HLS
  FUND
  Class IA...........      $1,000.00         $  967.52           $4.12
  Class IB...........      $1,000.00         $  965.06           $5.35
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,011.47           $3.24
  Class IB...........      $1,000.00         $1,009.01           $4.51
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........      $1,000.00         $1,023.97           $3.67
  Class IB...........      $1,000.00         $1,021.41           $4.94
HARTFORD INDEX HLS
  FUND, INC.
  Class IA...........      $1,000.00         $1,023.94           $1.68
  Class IB...........      $1,000.00         $1,021.48           $2.96
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........      $1,000.00         $1,072.56           $4.70
  Class IB...........      $1,000.00         $1,070.00           $6.00
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,088.97           $4.11
  Class IB...........      $1,000.00         $1,086.31           $5.42
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,102.61           $5.03
  Class IB...........      $1,000.00         $1,099.95           $6.35
HARTFORD MIDCAP HLS
  FUND
  Class IA...........      $1,000.00         $1,028.92           $3.53
  Class IB...........      $1,000.00         $1,026.46           $4.80
HARTFORD MIDCAP VALUE
  HLS FUND
  Class IA...........      $1,000.00         $1,061.32           $4.10
  Class IB...........      $1,000.00         $1,058.76           $5.40
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,018.93           $2.49
  Class IB...........      $1,000.00         $1,016.37           $3.76
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........      $1,000.00         $  996.13           $2.47
  Class IB...........      $1,000.00         $  993.67           $3.72

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD                    DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA...........      $1,000.00         $1,021.48           $3.77            0.74%       184         365
  Class IB...........      $1,000.00         $1,020.21           $5.04            0.99%       184         365
HARTFORD FOCUS HLS
  FUND
  Class IA...........      $1,000.00         $1,021.02           $4.23            0.83%       184         365
  Class IB...........      $1,000.00         $1,019.76           $5.50            1.08%       184         365
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA...........      $1,000.00         $1,021.02           $4.23            0.83%       184         365
  Class IB...........      $1,000.00         $1,019.76           $5.50            1.08%       184         365
HARTFORD GLOBAL
  COMMUNICATIONS HLS
  FUND
  Class IA...........      $1,000.00         $1,022.23           $3.01            0.59%       184         365
  Class IB...........      $1,000.00         $1,020.97           $4.28            0.84%       184         365
HARTFORD GLOBAL
  FINANCIAL SERVICES
  HLS FUND
  Class IA...........      $1,000.00         $1,022.53           $2.70            0.53%       184         365
  Class IB...........      $1,000.00         $1,021.27           $3.97            0.78%       184         365
HARTFORD GLOBAL
  HEALTH HLS FUND
  Class IA...........      $1,000.00         $1,020.82           $4.43            0.87%       184         365
  Class IB...........      $1,000.00         $1,019.56           $5.70            1.12%       184         365
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........      $1,000.00         $1,021.32           $3.92            0.77%       184         365
  Class IB...........      $1,000.00         $1,020.06           $5.19            1.02%       184         365
HARTFORD GLOBAL
  TECHNOLOGY HLS FUND
  Class IA...........      $1,000.00         $1,020.37           $4.89            0.96%       184         365
  Class IB...........      $1,000.00         $1,019.11           $6.16            1.21%       184         365
HARTFORD GROWTH HLS
  FUND
  Class IA...........      $1,000.00         $1,021.02           $4.23            0.83%       184         365
  Class IB...........      $1,000.00         $1,019.76           $5.50            1.08%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,021.98           $3.26            0.64%       184         365
  Class IB...........      $1,000.00         $1,020.72           $4.53            0.89%       184         365
HARTFORD HIGH YIELD
  HLS FUND
  Class IA...........      $1,000.00         $1,021.58           $3.67            0.72%       184         365
  Class IB...........      $1,000.00         $1,020.32           $4.94            0.97%       184         365
HARTFORD INDEX HLS
  FUND, INC.
  Class IA...........      $1,000.00         $1,023.54           $1.68            0.33%       184         365
  Class IB...........      $1,000.00         $1,022.28           $2.96            0.58%       184         365
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA...........      $1,000.00         $1,020.67           $4.58            0.90%       184         365
  Class IB...........      $1,000.00         $1,019.41           $5.85            1.15%       184         365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,021.27           $3.97            0.78%       184         365
  Class IB...........      $1,000.00         $1,020.01           $5.24            1.03%       184         365
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,020.42           $4.84            0.95%       184         365
  Class IB...........      $1,000.00         $1,019.16           $6.11            1.20%       184         365
HARTFORD MIDCAP HLS
  FUND
  Class IA...........      $1,000.00         $1,021.73           $3.52            0.69%       184         365
  Class IB...........      $1,000.00         $1,020.47           $4.79            0.94%       184         365
HARTFORD MIDCAP VALUE
  HLS FUND
  Class IA...........      $1,000.00         $1,021.22           $4.02            0.79%       184         365
  Class IB...........      $1,000.00         $1,019.96           $5.30            1.04%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB...........      $1,000.00         $1,021.48           $3.77            0.74%       184         365
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA...........      $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB...........      $1,000.00         $1,021.48           $3.77            0.74%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006
                       -----------------   -------------   -----------------
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,062.92           $3.80
  Class IB...........      $1,000.00         $1,060.36           $5.09
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,003.32           $3.18
  Class IB...........      $1,000.00         $1,000.76           $4.44
HARTFORD STOCK HLS
  FUND
  Class IA...........      $1,000.00         $1,006.98           $2.53
  Class IB...........      $1,000.00         $1,004.42           $3.79
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........      $1,000.00         $  991.93           $2.46
  Class IB...........      $1,000.00         $  989.47           $3.71
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........      $1,000.00         $  997.38           $2.42
  Class IB...........      $1,000.00         $  994.92           $3.67
HARTFORD VALUE HLS
  FUND
  Class IA...........      $1,000.00         $1,072.02           $4.44
  Class IB...........      $1,000.00         $1,069.35           $5.74
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,044.77           $3.30
  Class IB...........      $1,000.00         $1,042.21           $4.58

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD                    DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD SMALL
  COMPANY HLS FUND
  Class IA...........      $1,000.00         $1,021.53           $3.72            0.73%       184         365
  Class IB...........      $1,000.00         $1,020.27           $4.99            0.98%       184         365
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA...........      $1,000.00         $1,022.03           $3.21            0.63%       184         365
  Class IB...........      $1,000.00         $1,020.77           $4.48            0.88%       184         365
HARTFORD STOCK HLS
  FUND
  Class IA...........      $1,000.00         $1,022.68           $2.55            0.50%       184         365
  Class IB...........      $1,000.00         $1,021.42           $3.82            0.75%       184         365
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA...........      $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB...........      $1,000.00         $1,021.48           $3.77            0.74%       184         365
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA...........      $1,000.00         $1,022.79           $2.45            0.48%       184         365
  Class IB...........      $1,000.00         $1,021.53           $3.72            0.73%       184         365
HARTFORD VALUE HLS
  FUND
  Class IA...........      $1,000.00         $1,020.92           $4.33            0.85%       184         365
  Class IB...........      $1,000.00         $1,019.66           $5.60            1.10%       184         365
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,021.98           $3.26            0.64%       184         365
  Class IB...........      $1,000.00         $1,020.72           $4.53            0.89%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 SHAREHOLDER MEETING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

The following proposal was addressed and approved at a special meeting of shareholders held on May 23, 2006.

1. PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT WITH HARTFORD INVESTMENT MANAGEMENT COMPANY

                                                                   FOR            AGAINST         ABSTAIN
                                                              --------------   -------------   -------------
Hartford Small Company HLS Fund.............................  46,490,892.263   2,140,029.650   4,487,729.676

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

SMALL COMPANY HLS FUND

(FOR THE PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO SMALL COMPANY HLS FUND)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), review and approve each new investment advisory and sub-advisory agreement.

At a special meeting held on February 8, 2006, the Board of Directors of the Fund, including each of the Independent Directors, voted to approve the investment sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors")(1) and Hartford Investment Management Company ("Hartford Investment Management") with respect to the Fund (the "Agreement").

In advance of the February meeting, the Board requested, received, and reviewed written responses from HL Advisors and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Fund and the Agreement by Fund officers and representatives of HL Advisors and Hartford Investment Management at the Board's meeting on February 1, 2006. The Board's Investment Committee also received in-person presentations regarding the capabilities of Hartford Investment Management's small cap growth equity management team and the associated benefits to the Fund and its shareholders at its meetings on November 1, 2005, December 20, 2005 and January 31, 2006. In addition, the Board had previously received information with respect to the Fund and Hartford Investment Management when Hartford Investment Management was re-approved as a sub-adviser to certain of the Company's other funds on August 3, 2005.

In connection with the Board's deliberations, HL Advisors agreed to reduce its fee schedule for the Fund. In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders.

In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Fund, and the level of support provided by the organization as a whole. The Board met with Mark Waterhouse, the proposed portfolio manager for the Fund, and members of his management team. The Board considered HL Advisors' and Hartford Investment Management's willingness to hire additional personnel designed to improve services to the Fund, and their investments in infrastructure in light of increased regulatory requirements, other developments, and the needs of Hartford Investment Management's proposed active equity management function.

The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. Taking note that such material was recently reviewed in August 2005 in connection with the renewal of Hartford Investment Management's agreements with respect to certain of the Company's other funds, the Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income

---------------

(1) The Small Company HLS Fund has entered into an investment management agreement with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company ("Hartford Life"), under which Hartford Life provides certain administrative services to the Fund. The Board considered the fees payable under both agreements in the aggregate.

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HL Advisors and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and their responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Waterhouse and his team and senior management of Hartford Investment Management in their in-person discussions with the Board and with the Investment Committee. The Board recognized that HL Advisors is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the agreement, but also the Board's experience through past interactions with HL Advisors and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HL Advisors and Hartford Investment Management.

PERFORMANCE

The Board considered the investment performance of the Fund as managed by Wellington Management. In this regard, the Board considered information and materials provided to the Board from HL Advisors comparing the Fund's investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that the Fund had a strong performance record under Wellington Management's management.

As Hartford Investment Management does not have a performance track record for active equity management, HL Advisors presented information regarding the performance record of Mr. Waterhouse. This information included the performance record for the Fund during the period from June 30, 1997 through December 31, 1999, when Mr. Waterhouse, as an employee of Wellington Management, was a portfolio manager for the Fund, and the performance record for another mutual fund for which Mr. Waterhouse had served as portfolio manager, prior to his experience at Wellington Management. The Board noted that the period during which Mr. Waterhouse had previously served as portfolio manager for the Fund was a period of significant asset growth and strong performance for the Fund. HL Advisors and Hartford Investment Management provided additional information about the broad range of Mr. Waterhouse's and his team's recent investment experience and about their investment philosophy and process.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND HARTFORD INVESTMENT MANAGEMENT

The Board reviewed information regarding HL Advisors' and Hartford Investment Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HL Advisors and Hartford Investment Management, because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HL Advisors. The Board was also aware of information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating HL Advisors' profitability, the Board considered that initially HL Advisors did not anticipate making a profit on the portion of the Fund's assets allocated to Hartford Investment Management, and that

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

profitability to HL Advisors would depend on the growth of Hartford Investment Management's equity assets under management.

The Board reviewed with HL Advisors the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board also recognized that HL Advisors is in the process of enhancing its assumptions and methodology for determining profitability on an organization-wide basis. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND HARTFORD INVESTMENT MANAGEMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors and its affiliates, including the administration fee paid to Hartford Life Insurance Company for administrative services to the Fund. In this regard, the Board received information from HL Advisors and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HL Advisors also referenced information comparing the Fund's management fees and total operating expenses relative to those of a peer universe of funds identified by Lipper as being in the small capitalization growth category. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees.

In considering the reasonableness of the Fund's fees and total expense ratios, the Board particularly considered that the overall management fee for the Fund would be lower under the proposal as a result of HL Advisors' agreement to downward adjustments in the Fund's management fees and expenses. These downward adjustments would reduce contractual fees through additional breakpoints as assets in the Fund grow, and would confer an immediate benefit on existing shareholders, based on current asset levels.

Based on these considerations, and after taking into account the fee breakpoints described above, the Board concluded that the comparative information reviewed indicates that the Fund's management fee, and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

The Board reviewed the breakpoints in the management fee schedule, including the additional breakpoints agreed to as described above, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management fee rate declines. The Board recognized that the Fund would continue to benefit from economies of scale with assets beyond the last breakpoint, because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted that re-opening the Fund for investment in Class IA and Class IB shares increased the likelihood that asset growth in the Fund would enable shareholders to benefit from the breakpoints in the management fee schedule.

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

The Board received information regarding HL Advisors' and Hartford Investment Management's realization of economies of scale with respect to the Fund. The Board considered representations from HL Advisors that the initial start-up costs Hartford Investment Management would incur in building its equity management capability would be high relative to the small amount of assets under management. However, the Board acknowledged that HL Advisors and Hartford Investment Management were likely to realize economies of scale over time as Hartford Investment Management's equity assets under management increased.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered information regarding other benefits to HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board considered Hartford Investment Management's representations that it does not currently propose to use "soft dollars" in connection with allocation of the Fund's brokerage commissions to obtain research that would benefit all of Hartford Investment Management's clients and reduce amounts Hartford Investment Management might otherwise have to pay for such research.* The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Fund and receive compensation from the Fund,

     - Hartford Life Insurance Company provides administrative and fund accounting services to the Fund and receives administrative and fund accounting fees from the Fund.

     - Hartford Securities Distribution Company, Inc., serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund.

     - Hartford Investor Services Company, LLC, the Fund's transfer and dividend disbursing agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides.

     - Hartford Administrative Services Company, the Fund's sub-transfer agent, receives transfer agency compensation from the Fund.

HL Advisors intends to initially allocate to Hartford Investment Management new inflows of assets into the Fund. Assets allocated to Hartford Investment Management, however, may be increased in the future at any time. The Board considered that, because HL Advisors intends to allocate to Hartford Investment Management new inflows of assets into the Fund, HL Advisors and Hartford Investment Management would benefit from the Fund's existing strong performance record.

                                   * * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders, to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

---------------

* At a meeting of the Board on June 20-21, 2006, Hartford Investment Management informed the Board that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future.

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

HARTFORD SMALLCAP GROWTH HLS FUND
(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO HARTFORD SMALLCAP GROWTH HLS FUND)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), review and approve each new investment advisory and sub-advisory agreement.

At a meeting held on June 20 and 21, 2006, the Board of Directors of the Fund, including each of the Independent Directors, voted to approve the investment sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors"), and Hartford Investment Management Company ("Hartford Investment Management") with respect to the Fund (the "Agreement").

In advance of the June meeting, the Board requested, received, and reviewed written responses from HL Advisors and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board also received in-person presentations from management and the proposed portfolio manager for the Fund regarding the capabilities of Hartford Investment Management's multi-discipline equity management team and the associated benefits to the Fund and its shareholders. The Board's Investment Committee also received an in-person presentation from the portfolio manager about the team's capabilities and the associated benefits to shareholders at its meeting on May 9, 2006. In addition, the Board had previously received information with respect to the Fund and Hartford Investment Management when Hartford Investment Management was re-approved as a sub-adviser to certain of the Company's other funds on August 3, 2005, and when Hartford Investment Management was approved as an additional sub-adviser to one of the Company's equity funds on February 8, 2006.

In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders.

In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Fund, and the level of support provided by the organization as a whole. The Board and the Investment Committee met with Hugh Whelan, the proposed portfolio manager for the Fund. The Board considered HL Advisors' and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function.

The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. Taking note that such material was recently reviewed in August 2005 in connection with the renewal of Hartford Investment Management's agreements with respect to certain of the Company's other funds, the Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HL Advisors and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan and his team and senior management of Hartford Investment Management in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HL Advisors is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board's experience through past interactions with HL Advisors and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HL Advisors and Hartford Investment Management.

PERFORMANCE

The Board considered the investment performance of the Fund as managed by Wellington Management. In this regard, the Board considered information and materials provided to the Board from HL Advisors comparing the Fund's investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that the Fund had performed well under Wellington Management's management.

As Hartford Investment Management does not have a performance track record for active equity management, HL Advisors and Hartford Investment Management presented information regarding the performance record of funds managed by Mr. Whelan for his previous employer. This information included the performance record for other equity funds for which Mr. Whelan served as portfolio manager between April 2000 and November 2005. The Board reviewed materials that compared the performance of funds previously managed by Mr. Whelan and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HL Advisors and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HL Advisors' representations and judgment that although Mr. Whelan's team has not previously managed a small cap growth fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing small cap assets in another strategy and successfully using a similar quantitative strategy in different assets classes.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND HARTFORD INVESTMENT MANAGEMENT

The Board reviewed information regarding HL Advisors' and Hartford Investment Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HL Advisors and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HL Advisors. The Board also had information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating HL Advisors' profitability, the Board considered that initially HL Advisors did not anticipate making a profit on the portion of the Fund's assets allocated to Hartford Investment Management, and that future profitability to HL Advisors would depend on the growth of Hartford Investment management's equity assets under management. The Board considered statements by HL Advisors that HL Advisors' profitability from the Fund is not expected to increase over the course of the next year.

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

The Board reviewed with HL Advisors the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND HARTFORD INVESTMENT MANAGEMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors and its affiliates. In this regard, the Board received information from HL Advisors and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HL Advisors also referenced information comparing the Fund's management fees and total expense ratio relative to those of a peer group of funds identified by Lipper as being in the small capitalization growth category. The Board considered that according to the information provided by Lipper, the proposed management fee is below the median and average fee for the Fund's peer group at all asset levels. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees.

In considering the reasonableness of the Fund's fees and total expense ratios, the Board particularly considered that the overall management fee for the Fund would remain the same under the Proposal and that the advisory fee the Fund pays HL Advisors will not change, as described in these proxy materials under the caption "Fees and Expenses." The Board noted that because HL Advisors is responsible for paying the sub-advisory fee to Hartford Investment Management and Wellington Management, approval of the Proposal would not increase fund expenses.

Based on these considerations, and after taking into account the fee arrangement described above, the Board concluded that the comparative information reviewed indicates that the Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

The Board reviewed the breakpoints in the management fee schedule, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management fee rate declines. The Board recognized that the Fund would continue to benefit from economies of scale with assets beyond the last breakpoint, because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board noted that increasing asset capacity and keeping the Fund open to new investments increased the likelihood that asset growth in the Fund would enable shareholders to benefit from the breakpoints in the management fee schedule.

The Board received information regarding HL Advisors' and Hartford Investment Management's realization of economies of scale with respect to the Fund. The Board considered representations from HL Advisors that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the Fund would be high relative to the small amount of assets under management. However, the Board considered that HL Advisors and Hartford Investment Management were likely to realize some economies of scale over time as Hartford Investment

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered information regarding other benefits to HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

     - Hartford Life Insurance Company provides administrative and fund accounting services to the Fund and receives administrative and fund accounting fees.

     - The Fund currently pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life Insurance Company, but it is expected that such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

     - Hartford Securities Distribution Company, Inc., serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund.

     - Hartford Investor Services Company, LLC, the Fund's transfer and dividend disbursing agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides.

     - Hartford Administrative Services Company, the Fund's sub-transfer agent, receives transfer agency compensation from the Fund.

The Board considered that, because HL Advisors intends to allocate to Hartford Investment Management new inflows of assets into the Fund, HL Advisors and Hartford Investment Management would benefit from the Fund's existing performance record.

                                   * * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                      (HEREIN CALLED "WE, OUR," AND "US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve You and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.
PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


         Semi-Annual Report
         June 30, 2006                                     (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                      HARTFORD SERIES FUND, INC.
                                               HARTFORD HLS SERIES FUND II, INC.

TABLE OF CONTENTS

    Manager Discussions (Unaudited)                                   1



    Hartford Series Fund, Inc. and Hartford HLS Series Fund II,
    Inc. Financial Statements:



      Schedule of Investments as of June 30, 2006: (Unaudited)



         Hartford Advisers HLS Fund                                  58
         Hartford Blue Chip Stock HLS Fund                           64
         Hartford Capital Appreciation HLS Fund                      66
         Hartford Capital Opportunities HLS Fund                     70
         Hartford Disciplined Equity HLS Fund                        72
         Hartford Dividend and Growth HLS Fund                       74
         Hartford Equity Income HLS Fund                             76
         Hartford Focus HLS Fund                                     78
         Hartford Global Advisers HLS Fund                           80
         Hartford Global Leaders HLS Fund                            89
         Hartford Growth HLS Fund                                    92
         Hartford Growth Opportunities HLS Fund                      94
         Hartford High Yield HLS Fund                                96
         Hartford Index HLS Fund                                    102
         Hartford International Capital Appreciation HLS Fund       108
         Hartford International Opportunities HLS Fund              111
         Hartford International Small Company HLS Fund              114
         Hartford International Stock HLS Fund                      118
         Hartford LargeCap Growth HLS Fund                          120
         Hartford MidCap Stock HLS Fund                             121
         Hartford Money Market HLS Fund                             123
         Hartford Mortgage Securities HLS Fund                      125
         Hartford SmallCap Growth HLS Fund                          127
         Hartford SmallCap Value HLS Fund                           130
         Hartford Stock HLS Fund                                    136
         Hartford Total Return Bond HLS Fund                        138
         Hartford U.S. Government Securities HLS Fund               147
         Hartford Value HLS Fund                                    150
         Hartford Value Opportunities HLS Fund                      152



      Statements of Assets and Liabilities as of June 30, 2006
      (Unaudited)                                                   154



      Statements of Operations for the Six-Month Period Ended
      June 30, 2006 (Unaudited)                                     160



      Statements of Changes in Net Assets for the Six-Month
      Period Ended June 30, 2006 (Unaudited) and the Year Ended
      December 31, 2005                                             166



      Notes to Financial Statements (Unaudited)                     181



      Financial Highlights (Unaudited)                              196






    Boards of Directors and Officer Information (Unaudited)         207



    Expense Example (Unaudited)                                     209



    Approval of Investment Management, Investment Advisory, and
    Investment Sub-Advisory Agreements (Unaudited)                  212



    Privacy Policy                                                  219

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

        The views expressed in each Fund's Manager Discussion under "Why did the Fund perform this way?" and "What is the outlook?" are views of the Fund's subadvisers and portfolio management team.

Hartford Advisers HLS Fund  inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IA                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
6/96                                                    10000.00                    10000.00                    10000.00
                                                         9772.00                     9558.00                    10023.00
                                                         9862.00                     9760.00                     9999.00
                                                        10291.00                    10308.00                    10176.00
                                                        10515.00                    10593.00                    10414.00
                                                        11150.00                    11392.00                    10606.00
12/96                                                   10930.00                    11167.00                    10487.00
                                                        11407.00                    11864.00                    10500.00
                                                        11452.00                    11957.00                    10522.00
                                                        11129.00                    11467.00                    10397.00
                                                        11631.00                    12151.00                    10549.00
                                                        12151.00                    12889.00                    10648.00
                                                        12678.00                    13467.00                    10775.00
                                                        13466.00                    14537.00                    11105.00
                                                        12801.00                    13723.00                    10980.00
                                                        13343.00                    14474.00                    11153.00
                                                        13101.00                    13991.00                    11332.00
                                                        13492.00                    14638.00                    11391.00
12/97                                                   13608.00                    14890.00                    11511.00
                                                        13805.00                    15054.00                    11673.00
                                                        14484.00                    16139.00                    11649.00
                                                        15034.00                    16966.00                    11685.00
                                                        15274.00                    17137.00                    11744.00
                                                        15143.00                    16842.00                    11870.00
                                                        15709.00                    17526.00                    11991.00
                                                        15820.00                    17340.00                    12001.00
                                                        14441.00                    14833.00                    12235.00
                                                        15033.00                    15783.00                    12585.00
                                                        15781.00                    17066.00                    12496.00
                                                        16382.00                    18100.00                    12570.00
12/98                                                   16963.00                    19143.00                    12601.00
                                                        17336.00                    19944.00                    12691.00
                                                        16934.00                    19324.00                    12389.00
                                                        17451.00                    20097.00                    12451.00
                                                        17914.00                    20875.00                    12482.00
                                                        17476.00                    20383.00                    12353.00
                                                        18134.00                    21514.00                    12314.00
                                                        17767.00                    20842.00                    12280.00
                                                        17607.00                    20738.00                    12270.00
                                                        17409.00                    20170.00                    12381.00
                                                        18004.00                    21446.00                    12413.00
                                                        18147.00                    21882.00                    12406.00
12/99                                                   18759.00                    23170.00                    12331.00
                                                        18106.00                    22006.00                    12327.00
                                                        17994.00                    21590.00                    12482.00
                                                        19213.00                    23701.00                    12662.00
                                                        18808.00                    22988.00                    12600.00
                                                        18580.00                    22516.00                    12589.00
                                                        18855.00                    23071.00                    12846.00
                                                        18680.00                    22711.00                    12982.00
                                                        19346.00                    24121.00                    13165.00
                                                        18841.00                    22848.00                    13215.00
                                                        18964.00                    22751.00                    13298.00
                                                        18350.00                    20959.00                    13525.00
12/00                                                   18619.00                    21061.00                    13792.00
                                                        19006.00                    21808.00                    14023.00
                                                        18282.00                    19821.00                    14168.00
                                                        17536.00                    18566.00                    14233.00
                                                        18265.00                    20007.00                    14126.00
                                                        18402.00                    20141.00                    14208.00
                                                        17935.00                    19651.00                    14276.00
                                                        17956.00                    19458.00                    14632.00
                                                        17275.00                    18241.00                    14819.00
                                                        16598.00                    16768.00                    14956.00
                                                        16986.00                    17089.00                    15335.00
                                                        17705.00                    18399.00                    15083.00
12/01                                                   17755.00                    18561.00                    14965.00
                                                        17521.00                    18291.00                    15075.00
                                                        17424.00                    17938.00                    15203.00
                                                        17737.00                    18613.00                    14894.00
                                                        16804.00                    17485.00                    15183.00
                                                        16699.00                    17356.00                    15323.00
                                                        15991.00                    16120.00                    15453.00
                                                        15447.00                    14865.00                    15639.00
                                                        15461.00                    14961.00                    15990.00
                                                        14444.00                    13337.00                    16334.00
                                                        15122.00                    14509.00                    16178.00
                                                        15843.00                    15362.00                    16187.00
12/02                                                   15306.00                    14460.00                    16616.00
                                                        15038.00                    14083.00                    16616.00
                                                        14934.00                    13872.00                    16911.00
                                                        14963.00                    14006.00                    16889.00
                                                        15729.00                    15159.00                    17070.00
                                                        16374.00                    15957.00                    17555.00
                                                        16505.00                    16161.00                    17485.00
                                                        16592.00                    16446.00                    16752.00
                                                        16774.00                    16766.00                    16862.00
                                                        16718.00                    16589.00                    17396.00
                                                        17259.00                    17526.00                    17175.00
                                                        17379.00                    17680.00                    17221.00
12/03                                                   18136.00                    18606.00                    17391.00
                                                        18239.00                    18948.00                    17549.00
                                                        18393.00                    19211.00                    17763.00
                                                        18218.00                    18921.00                    17926.00
                                                        17898.00                    18625.00                    17376.00
                                                        18047.00                    18880.00                    17287.00
                                                        18346.00                    19247.00                    17358.00
                                                        17919.00                    18610.00                    17542.00
                                                        18025.00                    18684.00                    17913.00
                                                        17998.00                    18887.00                    17976.00
                                                        18017.00                    19175.00                    18131.00
                                                        18353.00                    19951.00                    17929.00
12/04                                                   18815.00                    20630.00                    18120.00
                                                        18632.00                    20127.00                    18246.00
                                                        18875.00                    20550.00                    18126.00
                                                        18480.00                    20187.00                    17998.00
                                                        18438.00                    19804.00                    18268.00
                                                        18927.00                    20434.00                    18497.00
                                                        18942.00                    20463.00                    18618.00
                                                        19450.00                    21223.00                    18408.00
                                                        19560.00                    21030.00                    18683.00
                                                        19642.00                    21200.00                    18439.00
                                                        19429.00                    20847.00                    18281.00
                                                        20001.00                    21634.00                    18375.00
12/05                                                   20177.00                    21642.00                    18549.00
                                                        20575.00                    22215.00                    18515.00
                                                        20539.00                    22275.00                    18565.00
                                                        20622.00                    22552.00                    18362.00
                                                        20816.00                    22855.00                    18304.00
                                                        20396.00                    22198.00                    18294.00
6/06                                                    20205.00                    22227.00                    18336.00

    --- ADVISERS IA               --- S&P 500 INDEX             -- LEHMAN BROTHERS
        $10,000 starting value        $10,000 starting value        GOVERNMENT/
        $20,205 ending value          $22,227 ending value          CREDIT BOND INDEX
                                                                    $10,000 starting value
                                                                    $18,336 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                           YTD*    1 YEAR   5 YEAR   10 YEAR
-----------------------------------------------------------------
Advisers IA                0.14%    6.67%   2.41%     7.29%
-----------------------------------------------------------------
Advisers IB(3)             0.01%    6.40%   2.17%     7.05%
-----------------------------------------------------------------
S&P 500 Index              2.71%    8.62%   2.49%     8.32%
-----------------------------------------------------------------
Lehman Government/Credit
  Bond Index              -1.15%   -1.52%   5.13%     6.25%
-----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA   PETER I. HIGGINS, CFA   SAUL J. PANNELL, CFA     JOHN C. KEOGH            CHRISTOPHER L. GOOTKIND, CFA
Senior Vice            Vice President          Senior Vice President,   Senior Vice President,   Vice President
President, Partner                             Partner                  Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Advisers HLS Fund returned 0.14% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index return of 2.71% and outperformed the Lehman Brothers Government/Credit Bond Index return of -1.15%, over the same period. The Fund also underperformed the 2.14% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Markets were mixed for the first six months of the year. Equity markets as measured by the S&P 500 Index were up a modest 2.71% while the bond market as measured by the Lehman Brothers Government/Credit Bond Index was down -1.15%, faced with fears of a slowing consumer and higher interest rates. The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the first half of the year both the equity portion and the fixed income portion of the Fund underperformed their respective benchmarks. Allocation was positive as the Fund's slight overweight to equities helped during the period.

Results in the equity portion of the Fund were weak due to negative relative stock selection and sector allocation. Our weakest performing sectors were Consumer Discretionary and Health Care. Additionally, the Fund's underweight allocation to strongly performing Energy hurt relative returns.

Stocks that detracted from both relative and absolute results included XM Satellite Radio (Media), and Boston Scientific (Health Care Equipment). Slowing subscription trends and regulatory review of product compliance caused considerable market unrest for XM Satellite. We continue to hold the company as we remain positive about the long-term opportunity due to planned auto original equipment manufacturers install schedules. Medical device maker Boston Scientific's continued issues with cardiac product recalls from its recently acquired Guidant business caused the stock to fall during the period. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Additionally, the Fund's overweight position in EMC (Technology Hardware) hurt relative performance as shares of the company slid due to its announced acquisition of RSA Security, a software company that specializes in security. We

--------------------------------------------------------------------------------

continue to hold the position due to its attractive valuation and excellent growth potential over the next few years.

Offsetting these results was positive relative stock selection in Information Technology and Financials. Among the top absolute and relative contributors were UBS AG (Financials) and Lexmark (Technology Hardware). UBS, one of the world's fastest growing and most profitable wealth managers, reported a strong second quarter with solid guidance. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions, rose as the company recovers from its product and distribution missteps last year. Other top contributors included retailer Best Buy, mortgage lender Countrywide Financial and communications equipment maker Nokia.

The bonds underperformed their benchmark during the first half of the year due mainly to starting the year with a longer duration. As the picture for economic growth cleared following the hurricane-related weakness of the fourth quarter, it became apparent that the Fed would have to raise short term interest rates farther in order to dampen growth and rising inflation pressures. Sector selection was not a large factor in relative returns as changes in yield spreads were not significant.

WHAT IS THE OUTLOOK?
The stock portion of The Hartford Advisers HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit some or all of the following characteristics: industry leadership, strong balance sheets, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, the equity portion of the Fund was overweight positions in Consumer Discretionary and Health Care and underweight positions in Consumer Staples and Energy. As the Federal Reserve is near the end of its tightening cycle, we have positioned the fixed income portion accordingly. The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of June 30, 2006, the Fund's equity exposure was at 65%, due to our belief that expected returns in equities are better than in bonds or cash.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.3%
-------------------------------------------------------------------
Capital Goods                                               1.9
-------------------------------------------------------------------
Consumer Cyclical                                           5.7
-------------------------------------------------------------------
Consumer Staples                                            4.3
-------------------------------------------------------------------
Energy                                                      4.5
-------------------------------------------------------------------
Finance                                                    21.1
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 8.3
-------------------------------------------------------------------
Services                                                    6.9
-------------------------------------------------------------------
Technology                                                 19.5
-------------------------------------------------------------------
Transportation                                              0.4
-------------------------------------------------------------------
U.S. Government Agencies                                    1.7
-------------------------------------------------------------------
U.S. Government Securities                                 12.0
-------------------------------------------------------------------
Utilities                                                   1.4
-------------------------------------------------------------------
Short-Term Investments                                     27.1
-------------------------------------------------------------------
Other Assets & Liabilities                                (19.3)
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

Hartford Blue Chip Stock HLS Fund  inception 5/1/1996
(subadvised by T. Rowe Price Associates, Inc.)


PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                   BLUE CHIP STOCK IA             S&P 500 INDEX         RUSSELL 1000 GROWTH INDEX
                                                   ------------------             -------------         -------------------------
6/96                                                    10000.00                    10000.00                    10000.00
                                                         9736.00                     9558.00                     9414.10
                                                        10096.00                     9760.00                     9657.09
                                                        10714.00                    10308.00                    10360.30
                                                        10856.00                    10593.00                    10422.70
                                                        11619.00                    11392.00                    11205.30
12/96                                                   11470.00                    11167.00                    10985.90
                                                        11933.00                    11864.00                    11756.40
                                                        11961.00                    11957.00                    11676.80
                                                        11448.00                    11467.00                    11044.90
                                                        11949.00                    12151.00                    11778.30
                                                        12641.00                    12893.00                    12628.30
                                                        13168.00                    13467.00                    13133.70
                                                        14151.00                    14537.00                    14295.30
                                                        13519.00                    13723.00                    13458.60
                                                        14169.00                    14474.00                    14120.90
                                                        13830.00                    13990.00                    13599.00
                                                        14252.00                    14638.00                    14176.60
12/97                                                   14567.00                    14890.00                    14335.40
                                                        14735.00                    15054.00                    14764.00
                                                        15841.00                    16139.00                    15874.60
                                                        16558.00                    16965.00                    16507.50
                                                        16720.00                    17137.00                    16735.90
                                                        16304.00                    16842.00                    16261.00
                                                        17033.00                    17526.00                    17256.90
                                                        16856.00                    17340.00                    17142.70
                                                        14152.00                    14832.00                    14570.00
                                                        14999.00                    15783.00                    15689.20
                                                        16271.00                    17066.00                    16950.20
                                                        17268.00                    18100.00                    18239.50
12/98                                                   18655.00                    19143.00                    19884.20
                                                        19211.00                    19943.00                    21051.70
                                                        18673.00                    19324.00                    20090.00
                                                        19368.00                    20096.00                    21148.10
                                                        19864.00                    20875.00                    21175.10
                                                        19302.00                    20382.00                    20524.30
                                                        20483.00                    21514.00                    21962.00
                                                        19791.00                    20842.00                    21264.00
                                                        19577.00                    20738.00                    21611.40
                                                        19198.00                    20170.00                    21157.40
                                                        20549.00                    21445.00                    22755.20
                                                        20995.00                    21881.00                    23982.90
12/99                                                   22364.00                    23170.00                    26477.30
                                                        21649.00                    22006.00                    25235.80
                                                        21872.00                    21590.00                    26469.50
                                                        23754.00                    23701.00                    28364.10
                                                        23071.00                    22988.00                    27014.40
                                                        22566.00                    22516.00                    25654.10
                                                        23920.00                    23071.00                    27598.30
                                                        23448.00                    22711.00                    26447.80
                                                        25421.00                    24121.00                    28842.50
                                                        24155.00                    22848.00                    26114.20
                                                        23605.00                    22751.00                    24878.50
                                                        21340.00                    20958.00                    21211.20
12/00                                                   21812.00                    21061.00                    20540.10
                                                        22128.00                    21808.00                    21959.10
                                                        19774.00                    19821.00                    18231.10
                                                        18103.00                    18566.00                    16247.20
                                                        19901.00                    20006.00                    18302.00
                                                        20057.00                    20140.00                    18032.70
                                                        19559.00                    19651.00                    17615.10
                                                        19056.00                    19457.00                    17174.80
                                                        17714.00                    18241.00                    15770.40
                                                        16430.00                    16768.00                    14195.80
                                                        17088.00                    17089.00                    14940.60
                                                        18423.00                    18399.00                    16375.90
12/01                                                   18668.00                    18561.00                    16345.10
                                                        18114.00                    18290.00                    16056.30
                                                        17575.00                    17938.00                    15390.00
                                                        18403.00                    18612.00                    15922.30
                                                        17252.00                    17484.00                    14622.80
                                                        16962.00                    17356.00                    14269.10
                                                        15495.00                    16120.00                    12949.10
                                                        14367.00                    14865.00                    12237.20
                                                        14632.00                    14961.00                    12273.80
                                                        13122.00                    13336.00                    11000.70
                                                        14385.00                    14509.00                    12009.80
                                                        15084.00                    15362.00                    12662.10
12/02                                                   14114.00                    14460.00                    11787.40
                                                        13843.00                    14083.00                    11501.40
                                                        13699.00                    13871.00                    11448.60
                                                        13930.00                    14006.00                    11661.70
                                                        15083.00                    15158.00                    12523.90
                                                        15860.00                    15956.00                    13149.00
                                                        16056.00                    16160.00                    13330.10
                                                        16406.00                    16445.00                    13661.80
                                                        16601.00                    16765.00                    14001.50
                                                        16361.00                    16588.00                    13851.70
                                                        17237.00                    17525.00                    14629.70
                                                        17417.00                    17679.00                    14782.80
12/03                                                   18249.00                    18605.00                    15294.10
                                                        18604.00                    18947.00                    15606.40
                                                        18763.00                    19210.00                    15705.60
                                                        18590.00                    18920.00                    15414.20
                                                        18180.00                    18624.00                    15235.00
                                                        18458.00                    18879.00                    15519.00
                                                        18752.00                    19246.00                    15712.90
                                                        17874.00                    18609.00                    14824.60
                                                        17851.00                    18683.00                    14751.40
                                                        18178.00                    18886.00                    14891.70
                                                        18441.00                    19174.00                    15124.00
                                                        19211.00                    19950.00                    15644.20
12/04                                                   19874.00                    20629.00                    16257.60
                                                        19287.00                    20126.00                    15715.40
                                                        19230.00                    20549.00                    15882.70
                                                        18864.00                    20186.00                    15593.30
                                                        18498.00                    19803.00                    15296.40
                                                        19425.00                    20432.00                    16036.50
                                                        19551.00                    20462.00                    15977.30
                                                        20386.00                    21222.00                    16758.20
                                                        20094.00                    21029.00                    16542.40
                                                        20214.00                    21199.00                    16618.60
                                                        20107.00                    20845.00                    16457.00
                                                        21052.00                    21633.00                    17167.10
12/05                                                   21036.00                    21641.00                    17113.30
                                                        21625.00                    22214.00                    17413.70
                                                        21489.00                    22274.00                    17386.00
                                                        21656.00                    22551.00                    17642.80
                                                        21721.00                    22854.00                    17618.80
                                                        20874.00                    22197.00                    17021.60
12/06                                                   20788.00                    22226.00                    16954.40

    --- BLUE CHIP STOCK IA                     --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $20,788 ending value                       $22,226 ending value

    -- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value
        $16,954 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 6/30/06)

                            YTD*    1 YEAR   5 YEAR    10 YEAR
---------------------------------------------------------------
Blue Chip Stock IA         -1.18%   6.33%     1.23%     7.59%
---------------------------------------------------------------
S&P 500 Index               2.71%   8.62%     2.49%     8.31%
---------------------------------------------------------------
Russell 1000 Growth Index  -0.93%   6.12%    -0.76%     5.42%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

LARRY J. PUGLIA, CFA, CPA
Vice President and Portfolio Manager
Chairman of Investment Advisory Committee
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Blue Chip Stock HLS Fund returned -1.18% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index, which returned 2.71% and the Russell 1000 Growth Index, which returned -0.76%, for the same period. The Fund outperformed the -2.36% return of the average fund in the Lipper Large Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The energy sector produced the Fund's only significant positive relative and absolute performance contribution. We like the prospects for the energy equipment and services industry because the group's profitability is not tied to volatile oil and gas prices. However, we've remained underweight in the oil, gas, and consumable fuels industry (the producers), which tend to move more closely with oil prices.

The health care sector was the largest detractor due to stock selection and our overweight position in this underperforming group. The health care providers and services industry was especially weak (UnitedHealth Group in particular) due to concerns about cost pressures relating to Medicare, slowing enrollment growth, and allegations of options backdating. Our providers and services holdings were the largest detractors, but the fundamentals remain solid and we view the recent decline as an overreaction.

The portfolio's significant overweight position and weak results in the information technology sector hurt our absolute and relative results. Positive stock selection in Nokia and Corning was more than offset by weakness in Dell, Marvell Technology Group, and Juniper Networks. We have maintained our overweight position in semiconductors and semiconductor equipment and in the Internet software and services industries because we believe in the multi-year growth potential for our holdings. The financials sector (especially capital markets and insurance) was another significant drag on relative returns in the first half of the fiscal year. Following strong gains in the first quarter, capital markets holdings declined sharply. Despite the pullback, we like the prospects for this industry because we think these firms can benefit from positive economic conditions, healthy investment banking activity, and

--------------------------------------------------------------------------------

their ability to leverage fee-for-service business models into strong free cash flow and earnings growth.

WHAT IS THE OUTLOOK?

We continue to anticipate solid GDP growth in 2006, modest increases in inflation and interest rates, and stable unemployment and consumer confidence. In addition, we expect good corporate profits that could lead to increased business spending. Valuations are reasonable, particularly for large-cap growth companies generating consistent earnings and cash-flow growth. However, with a moderation in average earnings growth rates, stock selection should become increasingly important. We remain optimistic on the prospects for equities and remain vigilant in finding companies with durable long-term growth characteristics, regardless of the economic environment.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.1%
-------------------------------------------------------------------
Capital Goods                                               6.5
-------------------------------------------------------------------
Consumer Cyclical                                           7.3
-------------------------------------------------------------------
Consumer Staples                                            2.6
-------------------------------------------------------------------
Energy                                                      4.7
-------------------------------------------------------------------
Finance                                                    25.4
-------------------------------------------------------------------
Health Care                                                13.4
-------------------------------------------------------------------
Services                                                    6.2
-------------------------------------------------------------------
Technology                                                 31.2
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Short-Term Investments                                      0.4
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Appreciation HLS Fund  inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                 CAPITAL APPRECIATION IA          S&P 500 INDEX            RUSSELL 3000 INDEX
                                                 -----------------------          -------------            ------------------
6/96                                                      10000                       10000                       10000
                                                           9285                        9558                        9476
                                                           9774                        9760                        9764
                                                          10349                       10309                       10295
                                                          10338                       10593                       10484
                                                          10893                       11393                       11223
12/96                                                     10842                       11168                       11088
                                                          11259                       11865                       11702
                                                          11043                       11958                       11714
                                                          10421                       11468                       11184
                                                          10687                       12152                       11735
                                                          11906                       12891                       12537
                                                          12421                       13468                       13058
                                                          13449                       14539                       14082
                                                          13290                       13725                       13511
                                                          14173                       14477                       14277
                                                          13324                       13994                       13797
                                                          13219                       14641                       14325
12/97                                                     13265                       14892                       14612
                                                          13145                       15057                       14688
                                                          14389                       16142                       15739
                                                          14957                       16968                       16519
                                                          15221                       17139                       16681
                                                          14552                       16845                       16269
                                                          14833                       17528                       16819
                                                          14462                       17342                       16514
                                                          11583                       14835                       13984
                                                          12266                       15786                       14938
                                                          13464                       17068                       16072
                                                          14304                       18102                       17055
12/98                                                     15318                       19145                       18139
                                                          15984                       19946                       18756
                                                          15278                       19326                       18092
                                                          16460                       20099                       18756
                                                          17236                       20877                       19602
                                                          16992                       20385                       19229
                                                          17937                       21516                       20200
                                                          17745                       20844                       19588
                                                          17530                       20740                       19365
                                                          16936                       20172                       18869
                                                          18076                       21448                       20052
                                                          19046                       21884                       20614
12/99                                                     21056                       23173                       21929
                                                          20629                       22009                       21069
                                                          23813                       21592                       21265
                                                          24391                       23703                       22930
                                                          23110                       22990                       22122
                                                          22345                       22519                       21501
                                                          23737                       23074                       22137
                                                          23774                       22713                       21746
                                                          26178                       24123                       23359
                                                          25228                       22850                       22301
                                                          24506                       22753                       21984
                                                          22475                       20961                       19957
12/00                                                     23840                       21063                       20293
                                                          25264                       21810                       20987
                                                          24127                       19823                       19069
                                                          22819                       18568                       17825
                                                          24587                       20009                       19255
                                                          24923                       20143                       19409
                                                          24194                       19653                       19052
                                                          23302                       19460                       18737
                                                          22137                       18243                       17632
                                                          19588                       16770                       16077
                                                          20156                       17090                       16451
                                                          21610                       18401                       17718
12/01                                                     22187                       18563                       17968
                                                          21593                       18292                       17743
                                                          21135                       17940                       17380
                                                          21946                       18614                       18141
                                                          20764                       17486                       17188
                                                          20687                       17358                       16989
                                                          18854                       16122                       15766
                                                          17336                       14866                       14513
                                                          17742                       14963                       14581
                                                          16403                       13338                       13048
                                                          17623                       14510                       14087
                                                          18985                       15363                       14939
12/02                                                     17816                       14462                       14095
                                                          17454                       14084                       13750
                                                          17263                       13873                       13523
                                                          17064                       14007                       13665
                                                          18346                       15160                       14782
                                                          19800                       15958                       15674
                                                          20323                       16163                       15886
                                                          20694                       16448                       16250
                                                          21471                       16768                       16610
                                                          21389                       16590                       16430
                                                          23067                       17528                       17424
                                                          23646                       17682                       17664
12/03                                                     25366                       18608                       18472
                                                          25783                       18950                       18858
                                                          26725                       19213                       19112
                                                          26741                       18923                       18884
                                                          25730                       18627                       18494
                                                          26278                       18882                       18763
                                                          27392                       19249                       19136
                                                          26024                       18612                       18412
                                                          25632                       18686                       18488
                                                          26548                       18889                       18772
                                                          27159                       19177                       19080
                                                          29139                       19953                       19967
12/04                                                     30278                       20632                       20679
                                                          29554                       20129                       20128
                                                          30669                       20552                       20571
                                                          29478                       20189                       20223
                                                          28573                       19806                       19784
                                                          29414                       20436                       20533
                                                          29976                       20465                       20677
                                                          31562                       21226                       21525
                                                          31855                       21032                       21320
                                                          33046                       21202                       21506
                                                          32437                       20849                       21104
                                                          34235                       21636                       21926
12/05                                                     34985                       21644                       21944
                                                          36900                       22217                       22677
                                                          36516                       22277                       22718
                                                          37137                       22554                       23110
                                                          38212                       22857                       23361
                                                          36710                       22200                       22613
6/06                                                      36283                       22230                       22653

    --- CAPITAL APPRECIATION IA  --- S&P 500 INDEX            -- RUSSELL 3000 INDEX
        $10,000 starting value       $10,000 starting value       $10,000 starting value
        $36,283 ending value         $22,230 ending value         $22,653 ending value

RUSSELL 3000 INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The Fund has changed its benchmark from the S&P 500 Index to the Russell 3000 Index because the Fund's investment manager believes that the Russell 3000 Index is better suited to the investment strategy of the fund.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                          YTD*   1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
Capital Appreciation IA   3.71%  21.04%   8.44%   13.75%
-------------------------------------------------------------
Capital Appreciation
 IB(3)                    3.58%  20.74%   8.18%   13.50%
-------------------------------------------------------------
Russell 3000 Index        3.23%   9.56%   3.52%    8.52%
-------------------------------------------------------------
S&P 500 Index             2.71%   8.62%   2.49%    8.32%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SAUL J. PANNELL, CFA
Senior Vice President, Partner

FRANK D. CATRICKES, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Capital Appreciation HLS Fund returned 3.71% for the six-month period ended June 30, 2006, outperforming its benchmark, the Russell 3000, which returned 3.23% and the S&P 500 Index, which returned 2.71% for the same period. The Fund also outperformed the 3.18% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

US equity markets moved higher during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. For the six-months ended June 30, large cap stocks substantially trailed small cap and mid cap stocks, when measured using the Russell 1000, Russell 2000, and Russell Midcap indices, respectively. Value was well ahead of growth for the period, as the Russell 3000 Value rose 6.90% versus a -0.32% return for the Russell 3000 Growth. Eight of ten sectors within the Russell 3000 rose, led by Telecommunications and Energy. Technology and Health Care stocks fell during the period.

Outperformance relative to the benchmark was driven by stock selection. Topping the list were stocks in the Energy sector, with strong relative and absolute contributions from US oilfield services company Weatherford and Canadian uranium producer Cameco. Selection was also additive among Consumer Discretionary stocks, where a position in media and theme park company Disney rose as new CEO Robert Iger continued to deliver results. Finally, performance in the Materials sector got a boost from the Fund's position in Canadian nickel miner Inco, which rose on multiple buyout offers.

The top contributor for the period on an absolute basis was pharmaceutical giant AstraZeneca, which rose on strength in the company's Crestor (cholesterol) and Nexium (acid reflux) drugs. We maintain our position as we believe the company has one of the more attractive development pipelines in the industry, offering the potential for more upside as new drugs come to market, and is buying back its shares. Other top relative and absolute contributors included Chinese life insurance company China Life, construction equipment maker Caterpillar, and glass substrate manufacturer Corning. Sector allocation, which is a result of bottom-up stock decisions, also added value due to overweights in the strong Energy, Materials, and Telecommunications sectors.

Health Care stocks accounted for the top detractors from Fund performance during the period. Device maker Boston Scientific fell

--------------------------------------------------------------------------------

on safety concerns regarding the company's implantable defibrillators and a Wall Street Journal article stating that drug-eluting stents could be linked to higher incidences of blood clots. We maintain our position as we expect improvement in cardiac rhythm management, the stent issue appears to be based on a limited sample and not broadly applicable, and the stock is attractively priced. Shares in Israeli generic drug company Teva traded lower as the market absorbed news that Merck would be pricing its Zocor drug competitively when it came off patent. We continue to hold Teva as we believe the market is overestimating the impact of this development. Other negative absolute and relative contributors during the period included storage company EMC and agribusiness concern Bunge.

WHAT IS THE OUTLOOK?
Economic growth continues to surprise on the upside. Recent GDP figures have been volatile, but the rate of expansion heading into 2006 was very strong, and this trend continued into the first quarter. While economic drags of a more restrictive Fed, higher energy prices, and slowing housing markets should dampen growth over the near term, the momentum of the global economy is countering many of the headwinds in the US. Our ability to source the best stocks globally enables us to position the portfolio favorably in such an environment.

We continue to focus our efforts on picking stocks one-at-a-time based upon detailed fundamental research. At the end of the quarter, the largest Fund overweights relative to the benchmark were in Materials, Technology, and Energy; the largest underweights were in Financials, Consumer Staples, and Utilities. We closed the period with 118 names, an asset-weighted market capitalization of $56.7 billion, and 28% of the Fund in non-U.S. stocks.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.8%
-------------------------------------------------------------------
Brazil                                                      3.7
-------------------------------------------------------------------
Canada                                                      4.3
-------------------------------------------------------------------
China                                                       0.6
-------------------------------------------------------------------
Germany                                                     1.4
-------------------------------------------------------------------
India                                                       2.2
-------------------------------------------------------------------
Ireland                                                     0.5
-------------------------------------------------------------------
Israel                                                      0.9
-------------------------------------------------------------------
Japan                                                       2.5
-------------------------------------------------------------------
Luxembourg                                                  1.2
-------------------------------------------------------------------
Mexico                                                      1.1
-------------------------------------------------------------------
Russia                                                      0.6
-------------------------------------------------------------------
South Africa                                                0.7
-------------------------------------------------------------------
South Korea                                                 2.1
-------------------------------------------------------------------
Switzerland                                                 0.5
-------------------------------------------------------------------
Taiwan                                                      0.5
-------------------------------------------------------------------
Turkey                                                      0.8
-------------------------------------------------------------------
United Kingdom                                              3.7
-------------------------------------------------------------------
United States                                              71.5
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.8%
-------------------------------------------------------------------
Capital Goods                                               7.8
-------------------------------------------------------------------
Consumer Cyclical                                           5.1
-------------------------------------------------------------------
Consumer Staples                                            2.6
-------------------------------------------------------------------
Energy                                                      7.8
-------------------------------------------------------------------
Finance                                                    17.8
-------------------------------------------------------------------
Health Care                                                 8.8
-------------------------------------------------------------------
Services                                                    6.6
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Transportation                                              2.3
-------------------------------------------------------------------
Utilities                                                   0.7
-------------------------------------------------------------------
Short-Term Investments                                      6.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Capital Opportunities HLS Fund  inception 5/1/2000
(subadvised by Holland Capital Management, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 6/30/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                CAPITAL OPPORTUNITIES IA          S&P 500 INDEX         RUSSELL 1000 GROWTH INDEX
                                                ------------------------          -------------         -------------------------
5/00                                                    10000.00                    10000.00                    10000.00
                                                         9477.00                     9795.00                     9496.44
                                                         9895.00                    10036.00                    10216.20
                                                         9719.00                     9880.00                     9790.27
                                                        10559.00                    10493.00                    10676.70
                                                        10074.00                     9939.00                     9666.75
                                                         9802.00                     9897.00                     9209.34
                                                         8315.00                     9117.00                     7851.82
12/00                                                    8832.00                     9162.00                     7603.38
                                                         9558.00                     9487.00                     8128.66
                                                         8348.00                     8622.00                     6748.64
                                                         7505.00                     8076.00                     6014.27
                                                         8245.00                     8703.00                     6774.92
                                                         8165.00                     8761.00                     6675.21
                                                         7797.00                     8548.00                     6520.62
                                                         7457.00                     8464.00                     6357.65
                                                         6714.00                     7935.00                     5837.76
                                                         5741.00                     7294.00                     5254.91
                                                         6065.00                     7434.00                     5530.60
                                                         6589.00                     8004.00                     6061.91
12/01                                                    6746.00                     8074.00                     6050.51
                                                         6399.00                     7957.00                     5943.62
                                                         6286.00                     7803.00                     5696.97
                                                         6628.00                     8097.00                     5894.02
                                                         6201.00                     7606.00                     5412.97
                                                         6013.00                     7550.00                     5282.02
                                                         5397.00                     7013.00                     4793.41
                                                         4863.00                     6467.00                     4529.89
                                                         4911.00                     6509.00                     4543.43
                                                         4394.00                     5802.00                     4072.15
                                                         4748.00                     6312.00                     4445.69
                                                         5163.00                     6683.00                     4687.16
12/02                                                    4800.00                     6291.00                     4363.38
                                                         4691.00                     6126.00                     4257.51
                                                         4583.00                     6034.00                     4237.96
                                                         4620.00                     6093.00                     4316.83
                                                         5049.00                     6594.00                     4636.00
                                                         5356.00                     6941.00                     4867.41
                                                         5456.00                     7030.00                     4934.43
                                                         5529.00                     7154.00                     5057.21
                                                         5685.00                     7293.00                     5182.99
                                                         5547.00                     7216.00                     5127.51
                                                         5795.00                     7624.00                     5415.51
                                                         5839.00                     7691.00                     5472.20
12/03                                                    6114.00                     8094.00                     5661.45
                                                         6281.00                     8242.00                     5777.07
                                                         6386.00                     8357.00                     5813.78
                                                         6186.00                     8231.00                     5705.93
                                                         6065.00                     8102.00                     5639.60
                                                         6145.00                     8213.00                     5744.71
                                                         6187.00                     8373.00                     5816.50
                                                         6024.00                     8095.00                     5487.68
                                                         5992.00                     8128.00                     5460.58
                                                         6137.00                     8216.00                     5512.51
                                                         6243.00                     8341.00                     5598.49
                                                         6504.00                     8679.00                     5791.07
12/04                                                    6721.00                     8974.00                     6018.12
                                                         6503.00                     8755.00                     5817.43
                                                         6611.00                     8940.00                     5879.34
                                                         6414.00                     8781.00                     5772.22
                                                         6189.00                     8615.00                     5662.30
                                                         6426.00                     8889.00                     5936.26
                                                         6428.00                     8902.00                     5914.37
                                                         6667.00                     9232.00                     6203.44
                                                         6653.00                     9148.00                     6123.55
                                                         6690.00                     9222.00                     6151.74
                                                         6591.00                     9068.00                     6091.95
                                                         6715.00                     9411.00                     6354.79
12/05                                                    6706.00                     9414.00                     6334.87
                                                         6843.00                     9664.00                     6446.08
                                                         6714.00                     9690.00                     6435.84
                                                         6840.00                     9810.00                     6530.87
                                                         6869.00                     9942.00                     6521.99
                                                         6598.00                     9656.00                     6300.92
6/06                                                     6617.00                     9669.00                     6276.06

    --- CAPITAL OPPORTUNITIES IA               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $6,617  ending value                       $9,669  ending value

    -- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value
        $6,276  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.


You cannot invest directly in the index.


The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 6/30/06)

                                                        SINCE
                            YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------
Capital Opportunities IA   -1.33%   2.94%    -3.23%    -6.48%
--------------------------------------------------------------------
S&P 500 Index               2.71%   8.62%     2.49%    -0.54%**
--------------------------------------------------------------------
Russell 1000 Growth Index  -0.93%   6.12%    -0.76%    -7.27%**
--------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/00.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

LOUIS A. HOLLAND
Managing Partner & Chief Investment Officer

MONICA L. WALKER
Partner & Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Capital Opportunities HLS Fund returned -1.33% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index, which returned 2.71% and the Russell 1000 Growth Index, which returned 0.93%, for the same period. The Fund also underperformed the -3.18% return of the average fund in the Lipper Multi-Cap Core Average peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The Fund has underperformed the general market S&P 500 Index due to both unfavorable sector allocation and stock selection.

Unfavorable sector allocation resulted from an overweight position in information technology and health care, the two worst performing market sectors during the year, and from very little exposure to individual index holdings within the economy-sensitive materials and industrials sectors that have risen sharply. The negative impact of these weighting decisions was partially mitigated by an overweight position in the stellar-performing energy sector.

Stock selection was challenging during the year, as good performance in select holdings was more than offset by unfavorable performance in other holdings. Consumer discretionary issues have been negatively impacted by cautious consumer spending because of higher interest rates and rising energy prices. Westwood One, a supplier of information services and programming to radio and television stations, turned in disappointing performance as a result of poor earnings and lackluster guidance. Although valuation appears compelling, we continue to review the fundamentals of the company. Cheesecake Factory did not meet earnings expectations and lowered its guidance mainly due to slower traffic in its restaurants. Yet, Kohl's Corporation moved notably higher.

Solid gains were achieved in most energy holdings, although index holdings performed better. In health care, Fisher Scientific rose on news that the company is being acquired. In contrast, Boston Scientific, a maker of medical devices, was hurt by concerns about their recent acquisition of Guidant and a recall of some of their cardiac rhythm products. While we continue to monitor these concerns, we believe the stock has likely bottomed. Teva Pharmaceuticals, a developer of generic and proprietary drugs, was one of the most significant contributors to fund performance last

--------------------------------------------------------------------------------

year. However, it has recently suffered due to the tactical moves being made by major pharmaceutical companies to stave off generic competition. We believe this is a short-term issue and continue to view the stock favorably longer-term.

First Marblehead Corporation, a provider of outsourcing services for private education lending, and Manitowoc, a diversified industrial manufacturer, were the two best performing Fund holdings. Citrix Systems, a software provider, was the most significant contributor to overall Fund performance. The company continues to move into new arenas using existing competencies which has resulted in solid earnings and revenues. Yet, its contribution was more than offset by weakness in other technology holdings and a lack of participation in the positive momentum that has occurred through most of the year in technology communications equipment stocks.

WHAT IS THE OUTLOOK?

The U.S. stock market indices reversed their 2006 positive trend, suffering losses during the second quarter as fears of rising interest rates and inflation caused considerable concern among investors. In May, the Federal Reserve (the
Fed) indicated that "some further policy firming may yet be needed" which acted to further raise investors' fears. However, the Fed has recently indicated that further rate increases will "depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information". This has given investors renewed hope of a possible pause in future rate increases. While future data will seemingly dictate the timing and level of further Fed rate increases, it will also impact how long investors' concerns will linger and/or when they may be allayed. Until clarity is attained, stock market returns may remain choppy.

As we have indicated previously, we expect real stock returns to return to their historical norm of 7% for large cap stocks and 9% for mid and small cap stocks as compared to the 15-16% compound annual rates of return experienced during the 20 years that ended in 2000. Our view is based on expectations that earnings per share growth rates will slow to the single-digit range for S&P 500 stocks as contrasted to double-digit growth rates experienced over the past several years. Additionally, we expect GDP growth of approximately 2-3% in the foreseeable future primarily because of the aging population and high energy prices, both of which impact discretionary spending which represents 70% of economic growth. Spending may also be affected by the historically high level of total credit market debt, higher interest rates, and a slowdown in housing. We remain cautious about the risk of inflation since history shows that rising inflation is negative for both stocks and bonds. The Fed admits that inflation readings have been elevated in recent months. However, they remain committed to raising interest rates to keep inflation in check.

In this environment of lower expectations, we continue to believe that our extensive investment experience and our investment strategy of purchasing high quality, reasonably priced, mid and large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Capital Goods                                               1.1%
-------------------------------------------------------------------
Consumer Cyclical                                           6.5
-------------------------------------------------------------------
Consumer Staples                                            2.7
-------------------------------------------------------------------
Energy                                                     12.5
-------------------------------------------------------------------
Finance                                                    16.1
-------------------------------------------------------------------
Health Care                                                15.8
-------------------------------------------------------------------
Services                                                   11.4
-------------------------------------------------------------------
Technology                                                 27.7
-------------------------------------------------------------------
Transportation                                              1.3
-------------------------------------------------------------------
Utilities                                                   4.2
-------------------------------------------------------------------
Short-Term Investments                                      0.6
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Disciplined Equity HLS Fund  inception 5/29/1998
(subadvised by Wellington Management Company, LLC)

PERFORMANCE OVERVIEW 5/29/98 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/98                                                                      10000.00                           10000.00
                                                                          10406.00                           10406.00
                                                                          10407.00                           10295.00
                                                                           9003.00                            8807.00
                                                                           9619.00                            9371.00
                                                                          10516.00                           10133.00
                                                                          11109.00                           10747.00
12/98                                                                     11905.00                           11366.00
                                                                          12305.00                           11841.00
                                                                          11852.00                           11473.00
                                                                          12415.00                           11932.00
                                                                          12802.00                           12394.00
                                                                          12558.00                           12102.00
                                                                          13373.00                           12774.00
                                                                          13112.00                           12375.00
                                                                          12929.00                           12313.00
                                                                          12540.00                           11976.00
                                                                          13100.00                           12733.00
                                                                          13461.00                           12992.00
12/99                                                                     14503.00                           13757.00
                                                                          13701.00                           13066.00
                                                                          13672.00                           12819.00
                                                                          15171.00                           14072.00
                                                                          14555.00                           13649.00
                                                                          14203.00                           13369.00
                                                                          14747.00                           13699.00
                                                                          14646.00                           13485.00
                                                                          15646.00                           14322.00
                                                                          14717.00                           13566.00
                                                                          14645.00                           13508.00
                                                                          13472.00                           12444.00
12/00                                                                     13684.00                           12505.00
                                                                          14370.00                           12949.00
                                                                          13209.00                           11769.00
                                                                          12481.00                           11023.00
                                                                          13512.00                           11879.00
                                                                          13631.00                           11958.00
                                                                          13352.00                           11668.00
                                                                          13066.00                           11553.00
                                                                          12303.00                           10830.00
                                                                          11282.00                            9956.00
                                                                          11641.00                           10146.00
                                                                          12478.00                           10925.00
12/01                                                                     12587.00                           11021.00
                                                                          12301.00                           10860.00
                                                                          11946.00                           10651.00
                                                                          12391.00                           11051.00
                                                                          11543.00                           10381.00
                                                                          11432.00                           10305.00
                                                                          10482.00                            9572.00
                                                                           9752.00                            8826.00
                                                                           9821.00                            8883.00
                                                                           8754.00                            7919.00
                                                                           9545.00                            8615.00
                                                                          10049.00                            9121.00
12/02                                                                      9484.00                            8586.00
                                                                           9178.00                            8362.00
                                                                           9043.00                            8236.00
                                                                           9091.00                            8316.00
                                                                           9803.00                            9000.00
                                                                          10333.00                            9474.00
                                                                          10431.00                            9595.00
                                                                          10581.00                            9764.00
                                                                          10813.00                            9954.00
                                                                          10815.00                            9849.00
                                                                          11447.00                           10405.00
                                                                          11619.00                           10497.00
12/03                                                                     12217.00                           11047.00
                                                                          12415.00                           11250.00
                                                                          12556.00                           11406.00
                                                                          12368.00                           11234.00
                                                                          12206.00                           11058.00
                                                                          12200.00                           11209.00
                                                                          12483.00                           11427.00
                                                                          11980.00                           11049.00
                                                                          11986.00                           11093.00
                                                                          12119.00                           11214.00
                                                                          12202.00                           11385.00
                                                                          12726.00                           11845.00
12/04                                                                     13245.00                           12248.00
                                                                          12999.00                           11950.00
                                                                          13263.00                           12201.00
                                                                          13012.00                           11985.00
                                                                          12784.00                           11758.00
                                                                          13247.00                           12132.00
                                                                          13400.00                           12149.00
                                                                          13890.00                           12601.00
                                                                          13859.00                           12486.00
                                                                          14001.00                           12587.00
                                                                          13618.00                           12377.00
                                                                          14138.00                           12845.00
12/05                                                                     14116.00                           12849.00
                                                                          14467.00                           13189.00
                                                                          14458.00                           13225.00
                                                                          14605.00                           13390.00
                                                                          14758.00                           13569.00
                                                                          14351.00                           13179.00
6/06                                                                      14365.00                           13197.00

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $14,365 ending value                       $13,197 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
Disciplined Equity IA  1.76%   7.20%    1.47%      4.58%
---------------------------------------------------------------
Disciplined Equity IB  1.63%   6.93%    1.22%      4.34%
---------------------------------------------------------------
S&P 500 Index          2.71%   8.62%    2.49%      3.49%**
---------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.

** Return is from 05/31/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES A. RULLO, CFA
Senior Vice President, Partner

MAMMEN CHALLY, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Disciplined Equity HLS Fund returned 1.76% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Fund outperformed the 1.25% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity market's rise during the first quarter was ultimately countered by a fall during the latter part of the second quarter. U.S. equity markets trended lower during the second quarter as a result of the housing inventory correction, a climb in oil prices, and further interest rate hikes by the Fed. Although there was somewhat renewed growth in the manufacturing and service sectors and a higher-than-expected level of U.S. productivity, GDP growth came in below forecasts, and consumer confidence slipped after reaching a four-year high in April. Among the ten major sectors Telecommunications (+13.8%) and Energy (+13.7%) delivered noteworthy positive returns while Information Technology (-5.8%) lagged. The Fund's underperformance relative to the benchmark was hurt by a combination of weak stock selection and sector allocation.

Poor security selection in the Consumer Discretionary, Energy and Telecommunication Services detracted from performance relative to the benchmark. Negative contributions from D R Horton (Consumer Discretionary), Microsoft (Information Technology), and McKesson Corporation (Health Care) were the largest detractors from relative performance. Shares of homebuilder DR Horton continue to suffer as greater-than-expected declines in housing starts and record inventories impacted the stock. We believe that the negative homebuilder sentiment associated with Fed rate increases has excessively weighed on market attitudes towards this industry. This high quality homebuilder remains the portfolio's only direct exposure to homebuilding, given the company's expected earnings power over the next several years. Despite posting strong earnings driven by improving drug distribution, pharmaceutical distributor McKesson shares fell. We maintain our position as fundamentals are strong for that business. Technology giant Microsoft's stock price suffered as a result of lowered guidance, delays in new operating system, Vista, and increasing competition from Google and other competitors drove the company's stock price down. Among other detractors from the Fund's absolute performance was semiconductor chip maker Intel. Shares tumbled after the company announced negative revenue guidance attributed to market share loss to competitor AMD, and an inventory correction in the PC supply chain among other things. We eliminated our position in the holding early in the first

--------------------------------------------------------------------------------

quarter. Our overweight to Information Technology, the worst performing sector, also hurt performance.

Positive stock selection in the Information Technology, Industrials, and Utilities sectors boosted the Fund's performance relative to the S&P 500 Index. American International Group (Financials), Inco (Materials), and Valero Energy (Energy) were the top contributors to relative performance for the period. Avoiding insurance company American International Group benefited relative performance results. Canadian nickel miner Inco's shares climbed with the announcement of U.S.-based copper focused Phelps Dodge's plan to acquire the company creating a global copper and nickel mining giant. Refining-oriented stocks Valero Energy and ConocoPhillips made positive impacts on the Fund's performance. Refining margins rose as gas consumption and prices continued to increase. Another top contributor to absolute performance for the period was heavy equipment maker Caterpillar. The company is benefiting from high demand for construction equipment and positive pricing trends, which are helping to offset higher input costs. While there are concerns about moderating growth in the housing market, it appears as though non-residential construction is making up the shortfall.
WHAT IS THE OUTLOOK?

We expect decelerating real estate prices to have a broad and meaningful impact on the consumption outlook, as the pace of mortgage equity withdrawal diminishes. We believe that productivity will stay resilient and cost pressures will diminish. Thus, cyclical pressures on U.S. inflation are beginning to ease, but the odds of the Fed over-tightening have gone up. At the end of the period the Fund was overweight Industrials, Health Care, and Energy, and underweight in the Consumer Discretionary, Utilities and Financials sectors relative to the benchmark.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.7%
-------------------------------------------------------------------
Capital Goods                                               7.5
-------------------------------------------------------------------
Consumer Cyclical                                           6.8
-------------------------------------------------------------------
Consumer Staples                                            4.5
-------------------------------------------------------------------
Energy                                                     11.0
-------------------------------------------------------------------
Finance                                                    20.9
-------------------------------------------------------------------
Health Care                                                11.0
-------------------------------------------------------------------
Services                                                    8.7
-------------------------------------------------------------------
Technology                                                 20.3
-------------------------------------------------------------------
Transportation                                              1.2
-------------------------------------------------------------------
Utilities                                                   1.5
-------------------------------------------------------------------
Short-Term Investments                                     11.8
-------------------------------------------------------------------
Other Assets & Liabilities                                 (7.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Dividend and Growth HLS Fund  inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IA                 S&P 500 INDEX
                                                                   ----------------------                 -------------
6/96                                                                      10000.00                           10000.00
                                                                           9694.00                            9558.00
                                                                           9838.00                            9760.00
                                                                          10307.00                           10309.00
                                                                          10606.00                           10593.00
                                                                          11199.00                           11393.00
12/96                                                                     11101.00                           11168.00
                                                                          11683.00                           11865.00
                                                                          11855.00                           11958.00
                                                                          11411.00                           11468.00
                                                                          11806.00                           12152.00
                                                                          12578.00                           12891.00
                                                                          13270.00                           13468.00
                                                                          14059.00                           14539.00
                                                                          13396.00                           13725.00
                                                                          14206.00                           14477.00
                                                                          13786.00                           13994.00
                                                                          14362.00                           14641.00
12/97                                                                     14640.00                           14892.00
                                                                          14853.00                           15057.00
                                                                          15513.00                           16142.00
                                                                          16358.00                           16968.00
                                                                          16281.00                           17139.00
                                                                          16240.00                           16845.00
                                                                          16240.00                           17528.00
                                                                          16128.00                           17342.00
                                                                          14085.00                           14835.00
                                                                          15023.00                           15786.00
                                                                          16070.00                           17068.00
                                                                          16555.00                           18102.00
12/98                                                                     17044.00                           19145.00
                                                                          16899.00                           19946.00
                                                                          16653.00                           19326.00
                                                                          17081.00                           20099.00
                                                                          18129.00                           20877.00
                                                                          17670.00                           20385.00
                                                                          18275.00                           21516.00
                                                                          17703.00                           20844.00
                                                                          17245.00                           20740.00
                                                                          16803.00                           20172.00
                                                                          17790.00                           21448.00
                                                                          17704.00                           21884.00
12/99                                                                     17950.00                           23173.00
                                                                          17228.00                           22009.00
                                                                          16280.00                           21592.00
                                                                          18079.00                           23703.00
                                                                          17861.00                           22990.00
                                                                          18239.00                           22519.00
                                                                          17679.00                           23074.00
                                                                          17677.00                           22713.00
                                                                          18704.00                           24123.00
                                                                          18879.00                           22850.00
                                                                          19275.00                           22753.00
                                                                          18889.00                           20961.00
12/00                                                                     19916.00                           21063.00
                                                                          19631.00                           21810.00
                                                                          19438.00                           19823.00
                                                                          18820.00                           18568.00
                                                                          19788.00                           20009.00
                                                                          20144.00                           20143.00
                                                                          19635.00                           19653.00
                                                                          19780.00                           19460.00
                                                                          19136.00                           18243.00
                                                                          17889.00                           16770.00
                                                                          17898.00                           17090.00
                                                                          18894.00                           18401.00
12/01                                                                     19112.00                           18563.00
                                                                          19156.00                           18292.00
                                                                          19471.00                           17940.00
                                                                          20014.00                           18614.00
                                                                          19174.00                           17486.00
                                                                          19356.00                           17358.00
                                                                          18323.00                           16122.00
                                                                          16850.00                           14866.00
                                                                          16735.00                           14963.00
                                                                          14889.00                           13338.00
                                                                          16020.00                           14510.00
                                                                          17123.00                           15363.00
12/02                                                                     16393.00                           14462.00
                                                                          15836.00                           14084.00
                                                                          15512.00                           13873.00
                                                                          15485.00                           14007.00
                                                                          16644.00                           15160.00
                                                                          17716.00                           15958.00
                                                                          17877.00                           16163.00
                                                                          18056.00                           16448.00
                                                                          18458.00                           16768.00
                                                                          18245.00                           16590.00
                                                                          19115.00                           17528.00
                                                                          19475.00                           17682.00
12/03                                                                     20785.00                           18608.00
                                                                          20848.00                           18950.00
                                                                          21245.00                           19213.00
                                                                          20977.00                           18923.00
                                                                          20784.00                           18627.00
                                                                          20803.00                           18882.00
                                                                          21347.00                           19249.00
                                                                          20877.00                           18612.00
                                                                          21044.00                           18686.00
                                                                          21414.00                           18889.00
                                                                          21652.00                           19177.00
                                                                          22571.00                           19953.00
12/04                                                                     23367.00                           20632.00
                                                                          22800.00                           20129.00
                                                                          23623.00                           20552.00
                                                                          23159.00                           20189.00
                                                                          22675.00                           19806.00
                                                                          23077.00                           20436.00
                                                                          23195.00                           20465.00
                                                                          24020.00                           21226.00
                                                                          24026.00                           21032.00
                                                                          24465.00                           21202.00
                                                                          23899.00                           20849.00
                                                                          24639.00                           21636.00
12/05                                                                     24760.00                           21644.00
                                                                          25648.00                           22217.00
                                                                          25518.00                           22277.00
                                                                          25935.00                           22554.00
                                                                          26625.00                           22857.00
                                                                          26052.00                           22200.00
                                                                          26098.00                           22230.00
6/06

    --- DIVIDEND AND GROWTH IA                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $26,098 ending value                       $22,230 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.


AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                         YTD*    1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------------
Dividend and Growth IA   5.40%   12.51%   5.86%    10.07%
---------------------------------------------------------------
Dividend and Growth
  IB(3)                  5.27%   12.23%   5.60%     9.82%
---------------------------------------------------------------
S&P 500 Index            2.71%    8.62%   2.49%     8.32%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Dividend and Growth HLS Fund returned 5.40% for the six-month period ended June 30, 2006, outperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Fund also outperformed the 5.23% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Equity returns were modest over the period with a solid first quarter but weak second quarter. Continued volatility in energy prices and further monetary tightening amid a slowing global economy led to broad-based losses. Investors fled larger-cap and growth-oriented shares in favor of smaller-cap value issues. Among the ten major sectors, Telecommunications (+13.8%) and Energy (+13.7%) delivered noteworthy positive returns while Information Technology (-5.8%) lagged.

The largest contributors to relative performance were Intel (Information Technology), CSX (Industrials), and Encana (Energy). The Fund benefited from the elimination of our position in the world's largest chipmaker Intel after they announced a reorganization of its memory unit, which was followed a steady decline in the stock price. Shares of CSX moved higher on robust volumes and strong pricing in its railroad operations. We took profits in the position as it approached our price target. Railroad mergers appear vulnerable to the impact of higher fuel costs as hedges expire. Encana benefited from rapidly rising oil and natural gas prices and is well-positioned with oil sands in Canada. Among other top contributors to absolute performance was Energy holding Exxon Mobil, which also benefited from rising oil prices, and Telecommunications giant AT&T, whose shares climbed higher with the announcement of the BellSouth merger early in the period. The Funds also benefited from its overweight position in the strong Energy sector and its underweight in the lagging Information Technology sector.

Among the stocks that were the largest detractors from the Fund's relative and absolute performance for the period were Schering-Plough (Health Care), Freddie Mac (Financials), and Cisco Systems (Information Technology). Pharmaceutical stock Schering-Plough lagged as investors grew concerned about the company's drug pipeline. Cisco reported strong profit growth but suffered as revenue guidance was below market expectations. Also in Technology, Microsoft's lower guidance, delays in its new operating system, Vista, and increasing competition from Google and other competitors drove the company's stock price down.

--------------------------------------------------------------------------------

Financials stocks felt the pressure of investor concerns around excessive monetary tightening by the Federal Reserve. Home mortgage company Freddie Mac shares were trimmed amid concerns over management execution and a high degree of political and regulatory uncertainty. Insurance company American International was also among the top detractors from absolute performance.
WHAT IS THE OUTLOOK?

Our discipline is focused on identifying industries where supply/ demand remains favorable. We remain overweight Energy stocks as global demand continues to be strong despite higher oil prices. We decreased our underweight in Health Care by buying on significant weakness. We are buying companies with terrific products, at good valuations and with favorable demographics.

We are quite concerned about the banking sector as consumers cut back on borrowing or become stressed by higher interest costs and energy prices. We are underweight retail for the same reason. We have also cut back in Industrial stocks by eliminating our railroad holdings.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.0%
-------------------------------------------------------------------
Capital Goods                                               4.9
-------------------------------------------------------------------
Consumer Cyclical                                           7.7
-------------------------------------------------------------------
Consumer Staples                                            5.8
-------------------------------------------------------------------
Energy                                                     16.8
-------------------------------------------------------------------
Finance                                                    17.5
-------------------------------------------------------------------
Health Care                                                 8.4
-------------------------------------------------------------------
Services                                                    7.7
-------------------------------------------------------------------
Technology                                                 16.1
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Utilities                                                   4.9
-------------------------------------------------------------------
Short-Term Investments                                     15.3
-------------------------------------------------------------------
Other Assets & Liabilities                                (14.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Equity Income HLS Fund  inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      EQUITY INCOME IA               RUSSELL 1000 VALUE INDEX
                                                                      ----------------               ------------------------
10/03                                                                     10000.00                           10000.00
                                                                          10070.00                           10136.00
12/03                                                                     10765.00                           10760.00
                                                                          10695.00                           10950.00
                                                                          10900.00                           11184.00
                                                                          10801.00                           11086.00
                                                                          10603.00                           10815.00
                                                                          10644.00                           10926.00
                                                                          10805.00                           11184.00
                                                                          10577.00                           11026.00
                                                                          10788.00                           11183.00
                                                                          10917.00                           11357.00
                                                                          11009.00                           11545.00
                                                                          11439.00                           12129.00
12/04                                                                     11780.00                           12535.00
                                                                          11604.00                           12313.00
                                                                          12037.00                           12721.00
                                                                          11746.00                           12546.00
                                                                          11704.00                           12322.00
                                                                          11764.00                           12618.00
                                                                          11831.00                           12756.00
                                                                          12167.00                           13125.00
                                                                          12131.00                           13068.00
                                                                          12320.00                           13252.00
                                                                          12069.00                           12915.00
                                                                          12327.00                           13340.00
12/05                                                                     12347.00                           13419.00
                                                                          12681.00                           13941.00
                                                                          12895.00                           14026.00
                                                                          12908.00                           14216.00
                                                                          13403.00                           14577.00
                                                                          13118.00                           14209.00
6/06                                                                      13212.00                           14300.00

    --- EQUITY INCOME IA                       --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $13,212 ending value                       $14,300 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                                             SINCE
                          YTD*    1 YEAR   INCEPTION
---------------------------------------------------------
Equity Income IA          7.00%   11.67%    11.01%
---------------------------------------------------------
Equity Income IB          6.87%   11.40%    10.73%
---------------------------------------------------------
Russell 1000 Value Index  6.56%   12.10%    14.36%
---------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Equity Income HLS Fund returned 7.00% for the six-month period ended June 30, 2006, outperforming its benchmark, the Russell 1000 Value Index, which returned 6.56% for the same period. The Fund also outperformed the 5.23% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity markets struggled for the first half of 2006 as investors continued to struggle with an anticipated deceleration in corporate earnings, rising interest rates and high energy prices. In this environment, the Russell 1000 Value Index return of 6.56% outperformed both the broader market return of 2.71% as represented by the S&P 500 Index and the Russell 1000 Growth Index return of -0.93%. All ten broad sectors of the Russell 1000 Value index posted positive gains, with Telecommunication Services, Energy, and Industrials leading the way.

The Fund's outperformance relative to the benchmark was due to a combination of strong stock selection and sector allocation across six of the ten broad sectors of the market. Additionally, at the margin, the Fund's underweight position in Consumer Discretionary added to relative performance. The top contributor to relative performance was Caterpillar (Industrials) whose shares continued to benefit from an increase in infrastructure spending, the company's "sweet spot" in terms of its profitability. Not owning AIG (Financials), whose shares tumbled due to investor concerns over accounting issues, was also beneficial to the Fund's relative performance. ConocoPhillips (Energy) continued to benefit from increased demand for the world's oil, with strongest demand stemming from China and the Middle Eastern countries, and from anemic supply growth. We trimmed Caterpillar on strength during the period.

Weak stock selection coupled with overweight positions in Utilities and Materials and an underweight in Energy detracted from relative performance. Dow Chemical (Materials), Wyeth (Health Care) and Dominion Resources (Utilities) were the largest relative detractors. Dow Chemical continued to post good profit results, however the company was unable to offset the headwinds of high energy and raw materials costs. Wyeth's shares sold-off on concerns over its manufacturing issues in its Puerto Rico plant. Dominion Resources and other natural gas producers were weak during the period on news of burgeoning inventories and near-term commodity price weakness. We held onto our positions at the end of the period.

WHAT IS THE OUTLOOK?

During the next 12 months, we expect global GDP growth will remain in the 3-4% range, with the U.S. economy decelerating to slightly below 3%. Bearing in mind that flat yield curves have presaged every U.S. recession since 1954, we expect an eventual downshift in business activity as a result of the credit tightening.

--------------------------------------------------------------------------------

Another striking capital market feature is the increasing appetite for risk among investors and the declining trend in market volatility. We suspect the expansionary mode of global capital markets has provided a degree of offset to the tightening occurring in the U.S.
In this environment, we continue to find opportunities in several areas, particularly those dependent on capital spending. Corporate balance sheets are flush with liquidity, and the ratio of capital spending to cash flow is well below average. We added exposure to cyclical companies that we expect will benefit from continued economic expansion, but whose stocks sell at relatively attractive valuations. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Materials, Consumer Staples, Utilities, Industrials, Health Care and Telecommunication Services and underweight Consumer Discretionary, Financials, Information Technology and Energy.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.9%
-------------------------------------------------------------------
Capital Goods                                               5.4
-------------------------------------------------------------------
Consumer Cyclical                                           2.4
-------------------------------------------------------------------
Consumer Staples                                            7.4
-------------------------------------------------------------------
Energy                                                     10.5
-------------------------------------------------------------------
Finance                                                    32.2
-------------------------------------------------------------------
Health Care                                                 8.0
-------------------------------------------------------------------
Services                                                    2.0
-------------------------------------------------------------------
Technology                                                  9.0
-------------------------------------------------------------------
Utilities                                                  10.5
-------------------------------------------------------------------
Short-Term Investments                                      1.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Focus HLS Fund  inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/06

Growth of a $10,000 investment(1)
(LINE GRAPH)

                                                                          FOCUS IA                        S&P 500 INDEX
                                                                          --------                        -------------
4/01                                                                      10000.00                           10000.00
                                                                          10111.00                           10067.00
                                                                           9963.00                            9822.00
                                                                           9783.00                            9726.00
                                                                           9572.00                            9117.00
                                                                           8758.00                            8381.00
                                                                           9111.00                            8542.00
                                                                           9948.00                            9197.00
12/01                                                                     10394.00                            9278.00
                                                                          10062.00                            9142.00
                                                                           9957.00                            8966.00
                                                                          10201.00                            9303.00
                                                                           9261.00                            8739.00
                                                                           9015.00                            8675.00
                                                                           8281.00                            8058.00
                                                                           7867.00                            7430.00
                                                                           7849.00                            7478.00
                                                                           6948.00                            6666.00
                                                                           7638.00                            7252.00
                                                                           8399.00                            7678.00
12/02                                                                      7838.00                            7228.00
                                                                           7674.00                            7039.00
                                                                           7467.00                            6933.00
                                                                           7502.00                            7001.00
                                                                           8039.00                            7577.00
                                                                           8520.00                            7976.00
                                                                           8594.00                            8078.00
                                                                           8945.00                            8220.00
                                                                           9019.00                            8380.00
                                                                           8824.00                            8291.00
                                                                           9399.00                            8760.00
                                                                           9480.00                            8837.00
12/03                                                                     10061.00                            9300.00
                                                                          10126.00                            9471.00
                                                                          10153.00                            9602.00
                                                                           9923.00                            9457.00
                                                                           9723.00                            9309.00
                                                                           9847.00                            9437.00
                                                                          10132.00                            9620.00
                                                                           9907.00                            9302.00
                                                                           9882.00                            9339.00
                                                                           9850.00                            9440.00
                                                                           9687.00                            9584.00
                                                                          10095.00                            9972.00
12/04                                                                     10379.00                           10311.00
                                                                          10142.00                           10060.00
                                                                          10353.00                           10271.00
                                                                           9987.00                           10090.00
                                                                           9955.00                            9898.00
                                                                          10361.00                           10213.00
                                                                          10341.00                           10228.00
                                                                          10875.00                           10608.00
                                                                          10863.00                           10511.00
                                                                          11019.00                           10596.00
                                                                          10917.00                           10420.00
                                                                          11345.00                           10813.00
12/05                                                                     11404.00                           10817.00
                                                                          11628.00                           11103.00
                                                                          11516.00                           11134.00
                                                                          11604.00                           11272.00
                                                                          11759.00                           11423.00
                                                                          11429.00                           11095.00
6/06                                                                      11129.00                           11110.00

    --- FOCUS IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $11,129 ending value                       $11,110 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                            SINCE
                YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------
Focus IA       -2.41%   7.63%    2.24%      2.09%
--------------------------------------------------------
Focus IB       -2.53%   7.36%    2.00%      1.85%
--------------------------------------------------------
S&P 500 Index   2.71%   8.62%    2.49%      2.06%
--------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Focus HLS Fund returned -2.41% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Fund also underperformed the 1.25% return of the average fund in the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Despite continued rate increases by the Federal Reserve, a slowing consumer and significant volatility during the period, US equity markets edged higher in the first half of 2006 as witnessed by a return of 2.71% on the S&P 500 Index. Small cap stocks continued their outperformance with the Russell 2000 Index up 8.22% and Value continued to best Growth during the period. Among the ten major sectors, eight posted positive returns. Telecommunication Services (+13.8%), Energy (+13.7%) and Materials (+7.1%) led performance while Technology (-5.8%) and Heath Care (-3.8%) lagged the broad market.

The Fund underperformed the S&P 500 Index due primarily to weak stock selection. Stock selection was weak in Consumer Discretionary and Health Care but positive for Financials and Information Technology. In addition, while sector allocations result from bottom-up stock selection decisions, an overweight position in lagging Information Technology and below-market exposure to Industrials also hurt.

The three largest detractors from relative and absolute performance were XM Satellite Radio, Boston Scientific and Dollar General. Slowing subscription trends and regulatory review of product compliance caused considerable market unrest for XM Satellite (Consumer Discretionary). We continue to hold the company as we remain positive about the long-term opportunity due to planned auto original equipment manufacturers install schedules. Within the Health Care sector, Medical device maker Boston Scientific's continued issues with cardiac product recalls from its recently acquired Guidant business caused the stock to fall during the period. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Dollar General (Consumer Discretionary), a discount retailer, was hurt due to higher fuel prices that are upping their transportation costs and hitting their target consumers.

Offsetting these weak results was strong relative stock selection in Financials and Information Technology. Among the top absolute and relative contributors were UBS AG (Financials), Lexmark (Technology Hardware) and Comcast (Media). UBS, one of the world's fastest growing and most profitable wealth managers, reported a strong second quarter with solid guidance. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions rose as the company recovers from its product and distribution missteps last year. Despite the sectors weak perform-

--------------------------------------------------------------------------------

ance, the Fund's overweight position in Comcast contributed positively to performance on strong results during the period due to strong subscriber growth. We continue to hold positions in UBS, Lexmark and Comcast. Other top contributors included Japanese bank Mitsubishi UFJ and Cisco Systems.
WHAT IS THE OUTLOOK?

The Hartford Focus HLS Fund is managed in a concentrated, large cap core approach. The Fund draws from the universe of the 80 to 120 stocks in The Hartford Stock HLS Fund and selects the 20 to 40 stocks where conviction is the highest. These stocks will exhibit some or all of the following characteristics: leadership within an industry, a strong balance sheet, solid management teams, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of June, the Fund's bottom-up approach resulted in overweight positions in Consumer Discretionary and Health Care and underweight positions in Consumer Staples and Industrials.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               2.1
-------------------------------------------------------------------
Consumer Cyclical                                           4.9
-------------------------------------------------------------------
Consumer Staples                                            4.2
-------------------------------------------------------------------
Energy                                                      6.5
-------------------------------------------------------------------
Finance                                                    21.8
-------------------------------------------------------------------
Health Care                                                12.3
-------------------------------------------------------------------
Services                                                   13.2
-------------------------------------------------------------------
Technology                                                 27.3
-------------------------------------------------------------------
Utilities                                                   1.5
-------------------------------------------------------------------
Short-Term Investments                                      0.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Advisers HLS Fund  inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                                LEHMAN GLOBAL
                                                                   MSCI GROWTH         MSCI WORLD GROWTH     AGGREGATE INDEX USD
                                         GLOBAL ADVISERS IA           INDEX                  INDEX               HEDGED INDEX
                                         ------------------        -----------         -----------------     -------------------
6/96                                           10000                  10000                  10000                  10000
                                                9806                   9648                   9631                  10047
                                                9906                   9761                   9713                  10085
                                               10074                  10145                  10158                  10280
                                               10148                  10218                  10191                  10481
                                               10505                  10792                  10710                  10674
12/96                                          10572                  10621                  10503                  10624
                                               10552                  10751                  10652                  10694
                                               10619                  10877                  10773                  10736
                                               10578                  10663                  10524                  10643
                                               10593                  11014                  11010                  10784
                                               11029                  11695                  11655                  10873
                                               11415                  12281                  12300                  11023
                                               11696                  12848                  12871                  11263
                                               11207                  11990                  11916                  11210
                                               11647                  12644                  12605                  11389
                                               11152                  11980                  11801                  11511
                                               11101                  12194                  12103                  11579
12/97                                          11155                  12345                  12216                  11704
                                               11339                  12691                  12697                  11860
                                               11822                  13551                  13596                  11897
                                               12195                  14125                  14068                  11964
                                               12424                  14266                  14152                  12021
                                               12540                  14089                  13997                  12153
                                               12569                  14425                  14598                  12236
                                               12709                  14404                  14576                  12306
                                               11580                  12486                  12871                  12517
                                               11432                  12708                  13161                  12801
                                               11951                  13860                  14307                  12766
                                               12432                  14686                  15231                  12872
12/98                                          12644                  15406                  16345                  12848
                                               12923                  15745                  16923                  13006
                                               12693                  15328                  16251                  12844
                                               13155                  15969                  16852                  12945
                                               13542                  16601                  16826                  13044
                                               13169                  15996                  16240                  12969
                                               13480                  16745                  17239                  12850
                                               13687                  16697                  17050                  12796
                                               13700                  16669                  17262                  12806
                                               13760                  16510                  17291                  12883
                                               14046                  17370                  18425                  12917
                                               14530                  17861                  19506                  12963
12/99                                          15573                  19309                  21740                  12949
                                               15073                  18206                  20379                  12925
                                               15730                  18257                  21088                  13048
                                               15745                  19521                  22346                  13222
                                               15237                  18698                  20848                  13234
                                               14901                  18227                  19612                  13269
                                               15331                  18843                  20812                  13434
                                               15089                  18315                  19766                  13538
                                               15273                  18913                  20468                  13638
                                               14848                  17910                  18656                  13749
                                               14470                  17612                  17874                  13852
                                               14182                  16545                  16496                  14085
12/00                                          14540                  16815                  16187                  14287
                                               14664                  17142                  16676                  14483
                                               14015                  15695                  14550                  14611
                                               13541                  14667                  13377                  14707
                                               14081                  15755                  14460                  14636
                                               13996                  15559                  14173                  14724
                                               13839                  15074                  13680                  14797
                                               13719                  14875                  13479                  15016
                                               13269                  14164                  12650                  15156
                                               12647                  12918                  11602                  15278
                                               12911                  13167                  12097                  15556
                                               13602                  13948                  13017                  15426
12/01                                          13631                  14037                  13084                  15322
                                               13390                  13614                  12658                  15394
                                               13390                  13498                  12695                  15476
                                               13614                  14124                  13012                  15312
                                               13415                  13624                  12460                  15518
                                               13638                  13655                  12399                  15591
                                               13134                  12829                  11686                  15754
                                               12561                  11749                  10863                  15918
                                               12538                  11774                  10863                  16147
                                               11731                  10481                   9788                  16363
                                               12461                  11256                  10551                  16322
                                               13097                  11865                  10937                  16341
12/02                                          12412                  11292                  10519                  16617
                                               12354                  10951                  10141                  16694
                                               12274                  10764                  10034                  16861
                                               12190                  10734                  10127                  16846
                                               12981                  11693                  10855                  16937
                                               13533                  12367                  11308                  17230
                                               13713                  12586                  11469                  17175
                                               13856                  12844                  11693                  16821
                                               14076                  13124                  11929                  16812
                                               13876                  13207                  11999                  17118
                                               14472                  13993                  12715                  16957
                                               14694                  14209                  12897                  16981
12/03                                          15175                  15104                  13519                  17144
                                               15587                  15350                  13797                  17244
                                               15939                  15612                  13967                  17418
                                               16178                  15515                  13830                  17505
                                               15758                  15206                  13559                  17237
                                               15882                  15343                  13700                  17190
                                               16225                  15677                  13890                  17221
                                               15487                  15169                  13225                  17340
                                               15487                  15242                  13187                  17618
                                               15933                  15535                  13454                  17693
                                               16310                  15919                  13785                  17824
                                               16874                  16762                  14486                  17862
12/04                                          17109                  17407                  15034                  17989
                                               16734                  17018                  14630                  18125
                                               16580                  17565                  15008                  18049
                                               16270                  17233                  14722                  18078
                                               16235                  16868                  14408                  18302
                                               16517                  17181                  14791                  18480
                                               16657                  17337                  14863                  18637
                                               16934                  17947                  15480                  18534
                                               17150                  18090                  15622                  18720
                                               17244                  18565                  15970                  18630
                                               16871                  18119                  15632                  18540
                                               17341                  18732                  16143                  18629
12/05                                          17685                  19152                  16498                  18787
                                               18474                  20011                  17260                  18772
                                               18180                  19989                  17088                  18826
                                               18357                  20438                  17519                  18663
                                               18694                  21069                  17929                  18597
                                               18103                  20368                  17250                  18837
6/06                                           18167                  20370                  17225                  18835

    --- GLOBAL ADVISERS   --- MSCI GROWTH INDEX    --- MSCI WORLD GROWTH    -- LEHMAN BROTHERS
        IA                    $10,000 starting         INDEX                    GLOBAL AGGREGATE
        $10,000 starting      value                    $10,000 starting         INDEX
        value                 $20,370 ending           value                    USD HEDGED
        $18,167 ending        value                    $17,225 ending           $10,000 starting
        value                                          value                    value
                                                                                $18,835 ending
                                                                                value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of growth securities in 23 developed-country global equity markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD Investment Grade 144A securities).

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the Fund's investment manager believes that the MSCI World Growth Index is better suited to the growth strategy of the Fund due to a greater similarity in the characteristics of the securities in the Fund and this index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                               YTD*    1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------------------
Global Advisers IA             2.72%    9.06%   5.59%     6.15%
---------------------------------------------------------------------
Global Advisers IB(3)          2.59%    8.79%   5.34%     5.91%
---------------------------------------------------------------------
MSCI Growth Index              6.36%   17.50%   6.21%     7.37%
---------------------------------------------------------------------
MSCI World Growth Index        4.41%   15.89%   4.72%     5.59%
---------------------------------------------------------------------
Lehman Global Aggregate Index
  USD Hedged                   0.26%    1.06%   4.94%     6.54%
---------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA    JEAN-MARC BERTEAUX    MATTHEW D. HUDSON, CFA    ROBERT L. EVANS    SCOTT M. ELLIOTT    EVAN S. GRACE, CFA
Senior Vice President,  Vice-President        Vice President            Senior Vice        Senior Vice         Vice President
Partner                                                                 President,         President, Partner
                                                                        Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Advisers HLS Fund returned 2.72% for the six-month period ended June 30, 2006, underperforming MSCI World Growth Index of 4.41% and outperformed the Lehman Brother Global Aggregate Index USD Hedged which returned 0.26% over the same period. The Fund underperformed the 5.60% return of the average fund in the Lipper Global Flexible Portfolio VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The equity portion of the Fund outperformed as a result of favorable stock selection within several sectors. Consumer Discretionary stocks contributed the most to relative performance as EMI Group (Media) and casino operator Las Vegas Sands (Consumer Services) were the two top contributors to both absolute and relative performance. Las Vegas Sands reported strong first quarter profit due primarily to increased business at the Sands Macau. British music publishing company EMI advanced as investors were encouraged by a potential merger with Warner

--------------------------------------------------------------------------------

Music Group, which was another leading contributor to the Fund's relative performance during the period.

Financials, Energy and Health Care and were also areas of positive stock selection. Contributors to relative performance in these sectors included Suncor Energy (Energy), UBS (Diversified Financials) and Merck KGAA (Pharmaceuticals & Biotechnology). We continued to hold these stocks as of the end of the period.

Benchmark-relative performance was negatively impacted by stock selection in Utilities and Consumer Staples. The leading detractors from relative performance were Rakuten (Retailing), Sirius Satellite (Media) and Electronic Arts (Software & Services). Rakuten was negatively impacted by volatility in Japanese internet stocks but did not have any fundamental disappointments, thus we continued to hold the stock as of the end of the period. Electronic Arts declined on slower than expected sales as consumers held off purchases in advance of next generation hardware launches. The Fund did not hold Electronic Arts or Sirius Satellite as of the end of the period.

At the margin, sector allocations detracted from benchmark relative performance. For example, the Fund's underweight to the strong performing Industrials and Materials sectors as well as an overweight to the weaker performing Information Technology sector detracted from performance. The Fund's overweight to Financials and underweight to Health Care, however, was additive to relative performance.

The fixed income portion of the fund underperformed its benchmark during the period. Underperformance was a result of currency and country rotation strategies, partially offset by positive performance in duration strategies. As the U.S. dollar lost ground to several major currencies, and low-yielding currencies appreciated relative to high-yielding currencies, our long U.S. dollar bias and carry trade positions suffered. Overweight positions in Germany and the U.S. versus Sweden and Canada were also detractors. We assumed these positions in the belief that interest rates in Sweden and Canada would rise relative to countries that were further along in their respective tightening cycles. On a positive note, we began the year expecting a shift in economic leadership from the U.S. to Europe and Japan, and our duration strategies which reflected this view contributed positively in aggregate. In particular, long U.S. 5-Year bonds, short German 5-Year bonds, and short Japan 20-Year bonds were all positions which performed well. Yield curve strategies were a slight negative as the Bank of Japan announcement to end quantitative easing caused our steepening bias in Japan to underperform. Finally, the Fund's defensive position in the credit markets detracted marginally from performance during the first half of the year.
WHAT IS THE OUTLOOK?

As a result of bottom-up stock selection, the Fund's largest equity overweight positions are in traditional growth sectors such as Consumer Discretionary and Information Technology, as well as in Financials. Within Consumer Discretionary, our emphasis is on media and hotels/leisure companies. Our Financials exposure is primarily focused on capital market related stocks, which are benefiting from healthy trading volumes and increased merger and acquisition activity. Relative to the benchmark, the Fund is most underweight Industrials, Consumer staples and Utilities.

Our fixed income positioning reflects our view that the global economy is beginning a mid-cycle showdown that is likely to extend into the first half of 2007. Our positioning is to target neutral-to-underweight aggregate portfolio duration and our bias is to overweight local emerging market duration, as well as US, Australia and UK, while underweighting Japan, Germany, Sweden, and Canada. We expect that inflation will continue to be an important issue for central banks through the second half of 2006, and this is likely to drive some further policy tightening. Although credit fundamentals remain very positive for the moment, this is fully priced into the markets and systemic risks are rising. Consequently, we are underweight corporate credit and we are focusing our limited exposure to the US corporate market, where valuations are most attractive. More broadly, we continue to work diligently to exploit the coming market opportunities while maintaining a broad diversification of investment strategies in the Fund.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.4%
-------------------------------------------------------------------
Austria                                                     0.6
-------------------------------------------------------------------
Belgium                                                     0.9
-------------------------------------------------------------------
Brazil                                                      0.8
-------------------------------------------------------------------
Canada                                                      6.2
-------------------------------------------------------------------
Cayman Islands                                              0.1
-------------------------------------------------------------------
Denmark                                                     0.2
-------------------------------------------------------------------
Finland                                                     0.1
-------------------------------------------------------------------
France                                                      4.8
-------------------------------------------------------------------
Germany                                                     7.6
-------------------------------------------------------------------
Greece                                                      0.7
-------------------------------------------------------------------
Ireland                                                     1.2
-------------------------------------------------------------------
Japan                                                      12.7
-------------------------------------------------------------------
Jersey Channel Isle                                         0.2
-------------------------------------------------------------------
Luxembourg                                                  0.2
-------------------------------------------------------------------
Mexico                                                      2.2
-------------------------------------------------------------------
Netherlands                                                   2
-------------------------------------------------------------------
Norway                                                      0.4
-------------------------------------------------------------------
Russia                                                      0.3
-------------------------------------------------------------------
Singapore                                                     1
-------------------------------------------------------------------
South Korea                                                 1.5
-------------------------------------------------------------------
Switzerland                                                 1.9
-------------------------------------------------------------------
Taiwan                                                      0.6
-------------------------------------------------------------------
United Kingdom                                             12.4
-------------------------------------------------------------------
United States                                              54.1
-------------------------------------------------------------------
Short-Term Investments                                     16.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (30.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               1.4
-------------------------------------------------------------------
Consumer Cyclical                                           6.0
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      5.7
-------------------------------------------------------------------
Finance                                                    31.6
-------------------------------------------------------------------
Foreign Governments                                        21.1
-------------------------------------------------------------------
Health Care                                                 7.9
-------------------------------------------------------------------
Services                                                    9.7
-------------------------------------------------------------------
Technology                                                 17.5
-------------------------------------------------------------------
Transportation                                              0.4
-------------------------------------------------------------------
U.S. Government Agencies                                    3.8
-------------------------------------------------------------------
U.S. Government Securities                                  4.4
-------------------------------------------------------------------
Utilities                                                   0.7
-------------------------------------------------------------------
Short-Term Investments                                     16.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (30.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY SECTOR
as of June 30, 2006

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stock                                               58.6%
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              10.3
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          36.6
-------------------------------------------------------------------
Corporate Bonds: Non Investment Grade                       0.4
-------------------------------------------------------------------
U.S. Government Securities                                  4.4
-------------------------------------------------------------------
U.S. Government Agencies                                    3.8
-------------------------------------------------------------------
Short-Term Investments                                     16.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (30.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Global Leaders HLS Fund  inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                    GLOBAL LEADERS IA           MSCI WORLD INDEX         MSCI WORLD GROWTH INDEX
                                                    -----------------           ----------------         -----------------------
9/98                                                      10000                       10000                       10000
                                                          11346                       10906                       10871
                                                          12212                       11556                       11573
12/98                                                     13188                       12122                       12419
                                                          13799                       12389                       12858
                                                          13410                       12062                       12348
                                                          14140                       12566                       12805
                                                          14488                       13063                       12784
                                                          13962                       12587                       12339
                                                          14974                       13176                       13099
                                                          15199                       13138                       12955
                                                          15118                       13117                       13115
                                                          14930                       12991                       13138
                                                          15905                       13668                       13999
                                                          17087                       14055                       14821
12/99                                                     19830                       15194                       16518
                                                          19086                       14326                       15484
                                                          21213                       14366                       16023
                                                          21161                       15361                       16979
                                                          20137                       14713                       15840
                                                          19563                       14342                       14901
                                                          20430                       14827                       15813
                                                          19746                       14412                       15018
                                                          20868                       14882                       15552
                                                          19982                       14093                       14175
                                                          18833                       13858                       13581
                                                          17723                       13019                       12534
12/00                                                     18429                       13231                       12299
                                                          18436                       13488                       12670
                                                          16744                       12350                       11055
                                                          15624                       11541                       10164
                                                          16849                       12397                       10987
                                                          16516                       12243                       10769
                                                          16215                       11861                       10394
                                                          15819                       11705                       10241
                                                          14951                       11145                        9612
                                                          13654                       10165                        8815
                                                          14039                       10361                        9191
                                                          15284                       10975                        9891
12/01                                                     15373                       11046                        9941
                                                          14870                       10712                        9618
                                                          14782                       10621                        9645
                                                          15250                       11114                        9887
                                                          14742                       10720                        9467
                                                          15056                       10745                        9421
                                                          14111                       10095                        8879
                                                          12961                        9245                        8254
                                                          12831                        9264                        8254
                                                          11285                        8247                        7437
                                                          12455                        8857                        8017
                                                          13558                        9337                        8310
12/02                                                     12375                        8886                        7992
                                                          12089                        8617                        7705
                                                          11818                        8470                        7624
                                                          11656                        8447                        7694
                                                          12962                        9201                        8247
                                                          13754                        9731                        8592
                                                          14076                        9904                        8715
                                                          14418                       10106                        8884
                                                          14833                       10327                        9064
                                                          14454                       10392                        9117
                                                          15595                       11011                        9661
                                                          15972                       11181                        9800
12/03                                                     16777                       11885                       10272
                                                          17427                       12078                       10483
                                                          18038                       12285                       10612
                                                          18358                       12208                       10508
                                                          17685                       11965                       10302
                                                          17934                       12073                       10410
                                                          18545                       12336                       10553
                                                          17124                       11936                       10048
                                                          17052                       11993                       10020
                                                          17918                       12224                       10222
                                                          18579                       12526                       10474
                                                          19598                       13190                       11007
12/04                                                     19995                       13697                       11423
                                                          19263                       13391                       11116
                                                          18844                       13822                       11403
                                                          18183                       13560                       11186
                                                          17962                       13273                       10947
                                                          18405                       13519                       11238
                                                          18592                       13642                       11293
                                                          19236                       14122                       11762
                                                          19617                       14235                       11870
                                                          19735                       14609                       12134
                                                          19064                       14257                       11877
                                                          19923                       14740                       12266
12/05                                                     20513                       15070                       12535
                                                          22095                       15746                       13114
                                                          21539                       15729                       12983
                                                          22011                       16082                       13311
                                                          22705                       16579                       13623
                                                          21430                       16027                       13107
6/06                                                      21573                       16029                       13088

    --- GLOBAL LEADERS IA         --- MSCI WORLD INDEX          -- MSCI WORLD GROWTH INDEX
        $10,000 starting value        $10,000 starting value        $10,000 starting value
        $21,573 ending value          $16,029 ending value          $13,088 ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.
MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund has changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the fund's investment manager believes that the MSCI World Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                              SINCE
                  YTD*    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Global Leaders
  IA              5.17%   16.04%   5.88%     10.42%
----------------------------------------------------------
Global Leaders
  IB              5.04%   15.75%   5.62%     10.19%
----------------------------------------------------------
MSCI World
  Growth Index    4.41%   15.89%   4.72%      3.53%
----------------------------------------------------------
MSCI World Index  6.36%   17.50%   6.21%      6.27%
----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

MATTHEW D. HUDSON, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Leaders HLS Fund returned 5.17% for the six-month period ended June 30, 2006, outperforming its benchmark, MSCI World Growth Index, which returned 4.41% for the same period. The Fund slightly underperformed the 5.23% return of the average fund in the Lipper Global Growth VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets advanced during the six-month period, led by Utilities, Energy, Industrials and Materials stocks. Within the MSCI World Growth Index, Information Technology was the only sector to decline, while Health Care and Consumer Discretionary stocks delivered modest gains. In this environment, where traditional growth sectors were the weakest areas of the market, we were pleased to outperform.

The Fund outperformed the benchmark as a result of favorable stock selection in several sectors. Consumer Discretionary stocks contributed the most to relative performance as EMI Group (Media) and casino operator Las Vegas Sands (Consumer Services) were the two top contributors to both absolute and relative performance. Las Vegas Sands reported strong first quarter profit due primarily to increased business at the Sands Macau. British music publishing company EMI advanced as investors were encouraged by a potential merger with Warner Music Group, which was another leading contributor to the Fund's performance during the period.

Financials, Health Care and Energy were also areas of positive stock selection. Leading contributors to performance included Suncor Energy (Energy), UBS (Diversified Financials) and Celgene (Pharmaceuticals & Biotechnology). We continued to hold these stocks as of the end of the period.

Benchmark-relative performance was negatively impacted by stock selection in Utilities and Consumer Staples, sectors that we are underweight relative to the benchmark. The leading detractors from relative performance were Rakuten (Retailing), Sirius Satellite (Media) and Electronic Arts (Software & Services). Rakuten was negatively impacted by volatility in Japanese internet stocks but did not have any fundamental disappointments, thus we continued to hold the stock as of the end of the period. Electronic Arts declined on slower than expected sales as consumers held off

--------------------------------------------------------------------------------

purchases in advance of next generation hardware launches. The Fund did not hold Electronic Arts or Sirius Satellite as of the end of the period.

At the margin, sector allocations detracted from benchmark-relative performance. For example, the Fund's underweight to the strong performing Industrials and Materials sectors as well as an overweight to the weaker performing Information Technology sector detracted from performance. The Fund' overweight to Financials, however, was additive to relative performance.
WHAT IS THE OUTLOOK?
As a result of bottom-up stock selection, the Fund's largest overweight sector allocations are in traditional growth sectors such as Consumer Discretionary and Information Technology, as well as in Financials. Within Consumer Discretionary, our emphasis is on media and hotels/leisure companies. Our Financials exposure is primarily focused on capital market related stocks, which are benefiting from healthy trading volumes and increased merger and acquisition activity. Relative to the benchmark, the Fund is most underweight Industrials, Consumer Staples and Utilities.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.0%
-------------------------------------------------------------------
Belgium                                                     0.8
-------------------------------------------------------------------
Brazil                                                      1.3
-------------------------------------------------------------------
Canada                                                      2.9
-------------------------------------------------------------------
France                                                      3.7
-------------------------------------------------------------------
Germany                                                     3.0
-------------------------------------------------------------------
Greece                                                      1.1
-------------------------------------------------------------------
Ireland                                                     1.4
-------------------------------------------------------------------
Japan                                                      12.4
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 3.2
-------------------------------------------------------------------
South Korea                                                 2.5
-------------------------------------------------------------------
Switzerland                                                 3.5
-------------------------------------------------------------------
Taiwan                                                      1.0
-------------------------------------------------------------------
United Kingdom                                             12.4
-------------------------------------------------------------------
United States                                              46.4
-------------------------------------------------------------------
Short-Term Investments                                     10.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (10.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            1.1
-------------------------------------------------------------------
Energy                                                      8.6
-------------------------------------------------------------------
Finance                                                    17.7
-------------------------------------------------------------------
Health Care                                                13.7
-------------------------------------------------------------------
Services                                                   14.2
-------------------------------------------------------------------
Technology                                                 27.8
-------------------------------------------------------------------
Transportation                                              0.7
-------------------------------------------------------------------
Short-Term Investments                                     10.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (10.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth HLS Fund  inception 4/30/2002
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                         GROWTH IA                  RUSSELL 1000 GROWTH INDEX
                                                                         ---------                  -------------------------
4/02                                                                      10000.00                           10000.00
                                                                           9774.00                            9758.00
                                                                           8954.00                            8855.00
                                                                           8406.00                            8368.00
                                                                           8559.00                            8393.00
                                                                           7939.00                            7523.00
                                                                           8722.00                            8213.00
                                                                           9204.00                            8659.00
12/02                                                                      8657.00                            8061.00
                                                                           8455.00                            7865.00
                                                                           8311.00                            7828.00
                                                                           8577.00                            7974.00
                                                                           9282.00                            8563.00
                                                                           9741.00                            8991.00
                                                                           9968.00                            9115.00
                                                                          10144.00                            9341.00
                                                                          10378.00                            9574.00
                                                                          10355.00                            9471.00
                                                                          11156.00                           10004.00
                                                                          11303.00                           10108.00
12/03                                                                     11497.00                           10458.00
                                                                          11878.00                           10671.00
                                                                          12023.00                           10739.00
                                                                          11987.00                           10540.00
                                                                          11833.00                           10417.00
                                                                          12331.00                           10612.00
                                                                          12596.00                           10744.00
                                                                          11624.00                           10137.00
                                                                          11335.00                           10087.00
                                                                          11838.00                           10183.00
                                                                          11953.00                           10342.00
                                                                          12400.00                           10697.00
12/04                                                                     12934.00                           11117.00
                                                                          12387.00                           10746.00
                                                                          12236.00                           10860.00
                                                                          11950.00                           10662.00
                                                                          11873.00                           10459.00
                                                                          12589.00                           10965.00
                                                                          12730.00                           10925.00
                                                                          12988.00                           11459.00
                                                                          12900.00                           11311.00
                                                                          13103.00                           11364.00
                                                                          12848.00                           11253.00
                                                                          13438.00                           11739.00
12/05                                                                     13537.00                           11702.00
                                                                          14002.00                           11907.00
                                                                          13689.00                           11888.00
                                                                          13850.00                           12064.00
                                                                          14194.00                           12047.00
                                                                          13197.00                           11639.00
6/06                                                                      13154.00                           11593.00

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $13,154 ending value                       $11,593 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                            YTD*    1 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Growth IA                  -2.83%   3.33%         6.80%
-----------------------------------------------------------------
Growth IB                  -2.95%   3.09%         6.53%
-----------------------------------------------------------------
Russell 1000 Growth Index  -0.93%   6.12%         3.61%
-----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW J. SHILLING, CFA
Senior Vice President, Partner

JOHN A. BOSELLI, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Growth HLS Fund returned -2.83% for the six-month period ended June 30, 2006, underperforming its benchmark, the Russell 1000 Growth Index, which returned -0.93% for the same period. The Fund also underperformed the -2.44% return of the average fund in the Lipper Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Despite lagging performance among large cap growth stocks (as measured by the Russell 1000 Growth Index), U.S. equity markets moved higher during the period, supported by strength in corporate earnings, a solidifying global economy, and benign inflation. For the six months ended June 30, large cap stocks substantially trailed small cap and mid cap stocks, when measured using the Russell 1000, Russell 2000, and Russell Midcap indices, respectively. Value was well ahead of growth for the period, as the Russell 1000 Growth Index's -0.93% return was well behind that of the Russell 1000 Value Index, which rose 6.56%. Despite the headwind of a market favoring smaller, more value-oriented stocks, seven of ten sectors within the Russell 1000 Growth Index rose, led by Utilities and Energy. The more traditional growth sectors, Technology, Health Care, and Consumer Discretionary, fell during the quarter.

The Fund's underperformance was a result of both stock selection and allocation. While sector allocation is an outgrowth of bottom-up stock selection, an overweight position in lagging Health Care stocks and below-market exposure to stronger Consumer Staples companies drove negative allocation results. Poor stock selection was mainly concentrated in two sectors: Technology and Health Care.

Weakness in the Fund's Technology holdings carried across industries: stocks in the Semiconductor, Software & Services, and Hardware industries all fell during the period. Chip maker Marvel fell 15% in one day in response to the firm's dilutive acquisition of Intel's communications chip division. We maintain our position as we believe the acquisition will be accretive by 2007 and the company's expected 30% growth is underappreciated by the market. Videogame retailer Electronic Arts provided guidance for 2007 that was below analyst expectations on higher research and development expenses and delays in the launch of Sony's new PlayStation 3 console. We eliminated our position in the stock. Internet advertiser Yahoo! fell in conjunction with disappointing guidance and search results. We eliminated Yahoo! due to the company's seeming inability to close the gap with Google's leading search technology.

Within Health Care, a position in insurer United Health fell in April on news that stock options grants may have been back dated, benefiting management. We retain our position as we expect this

--------------------------------------------------------------------------------

well-positioned HMO to benefit from disciplined pricing, stable cost trends, and strong cashflow generation. Medical device maker Medtronic traded lower on concerns over industry weakness, mainly due to recall concerns at competitor Guidant. We continue to hold Medtronic due to its leadership position in what we believe is an attractive, high growth business over the long term.

Selection was positive in several sectors, notably Financials, Industrials, and Consumer Discretionary. Among Financials stocks, shares of the world's largest trading market, Chicago Mercantile Exchange, continued their ascent alongside rising trading volumes and expansion of its electronic trading platform, Globex. Mortgage lender Countrywide Financial pushed higher in the face of rising interest rates as financial results came in ahead of expectations. UBS, one of the world's fastest growing and most profitable wealth managers, reported a strong quarter with solid guidance. Performance in the Industrials sector was lifted by strong orders for Boeing's new 787 "Dreamliner" plane, which boosted the company's stock.

Within the Energy sector, uranium supplier Cameco benefited from limited supply and high demand of this scarce commodity. We expect favorable supply/demand dynamics to persist and the stock to continue to perform well. Despite overall weakness in Technology, storage specialist Network Appliance benefited from a revenue reacceleration and a broadening product lineup. The firm is well positioned and is taking share within the growing enterprise storage industry. While overall selection in Health Care was negative, pharmaceutical company AstraZeneca benefited from growth in existing drugs, an improving pipeline and recent takeover speculation. We expect pipeline success, solid growth from Crestor (cholesterol) and Seroquel (schizophrenia), and stock buybacks/dividends to spur further price appreciation.

WHAT IS THE OUTLOOK?

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. During the period we initiated new positions in research and consulting firm Corporate Executive Board, utility TXU, and a small position in specialty pharmaceutical company Elan. Corporate Executive Board's unique subscription based business model provides a high visibility revenue stream. The company is successfully cross-selling to a loyal and growing mid-market client base. TXU is utilizing a very favorable financing plan to build a new clean coal fired plant, leaving free cash flow available for stock repurchase and other investments. Elan's Tysabri re-launch should establish a presence in the treatment of multiple sclerosis, and possibly Crohn's disease. Elan's developing pipeline for Alzheimer's Disease also appears promising.

Based on bottom-up decisions such as these, the Fund ended the period with its largest overweight positions in Financials and Health Care and its largest underweights in Consumer Staples and Consumer Discretionary stocks.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.6%
-------------------------------------------------------------------
Capital Goods                                               4.1
-------------------------------------------------------------------
Consumer Cyclical                                           1.1
-------------------------------------------------------------------
Energy                                                      3.0
-------------------------------------------------------------------
Finance                                                    20.4
-------------------------------------------------------------------
Health Care                                                13.9
-------------------------------------------------------------------
Services                                                   16.6
-------------------------------------------------------------------
Technology                                                 31.8
-------------------------------------------------------------------
Transportation                                              3.1
-------------------------------------------------------------------
Utilities                                                   1.4
-------------------------------------------------------------------
Short-Term Investments                                      2.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 (1.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund  inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
6/96                                                                      10000.00                           10000.00
                                                                           9186.00                            9348.00
                                                                           9508.00                            9634.00
                                                                          10336.00                           10314.00
                                                                          10397.00                           10325.00
                                                                          10887.00                           11053.00
12/96                                                                     10468.00                           10877.00
                                                                          10923.00                           11592.00
                                                                          10320.00                           11456.00
                                                                           9653.00                           10819.00
                                                                           9775.00                           11464.00
                                                                          10777.00                           12364.00
                                                                          11207.00                           12852.00
                                                                          12275.00                           13943.00
                                                                          11883.00                           13242.00
                                                                          12482.00                           13935.00
                                                                          11954.00                           13386.00
                                                                          11846.00                           13863.00
12/97                                                                     11768.00                           14003.00
                                                                          11613.00                           14364.00
                                                                          12580.00                           15461.00
                                                                          13197.00                           16081.00
                                                                          13264.00                           16292.00
                                                                          12949.00                           15762.00
                                                                          13630.00                           16655.00
                                                                          12966.00                           16432.00
                                                                          10610.00                           13857.00
                                                                          11444.00                           14947.00
                                                                          11993.00                           16115.00
                                                                          12444.00                           17343.00
12/98                                                                     14006.00                           18907.00
                                                                          14441.00                           19998.00
                                                                          13332.00                           19017.00
                                                                          14060.00                           19996.00
                                                                          14078.00                           20141.00
                                                                          13693.00                           19571.00
                                                                          14735.00                           20916.00
                                                                          14713.00                           20252.00
                                                                          14995.00                           20504.00
                                                                          15061.00                           20129.00
                                                                          16173.00                           21579.00
                                                                          18086.00                           22817.00
12/99                                                                     21732.00                           25302.00
                                                                          21448.00                           24184.00
                                                                          27744.00                           25695.00
                                                                          25178.00                           27148.00
                                                                          23044.00                           25752.00
                                                                          21646.00                           24389.00
                                                                          24947.00                           26324.00
                                                                          24174.00                           25146.00
                                                                          27471.00                           27447.00
                                                                          27505.00                           24933.00
                                                                          25129.00                           23695.00
                                                                          20360.00                           20148.00
12/00                                                                     22598.00                           19630.00
                                                                          22224.00                           21003.00
                                                                          19418.00                           17486.00
                                                                          17321.00                           15606.00
                                                                          19055.00                           17575.00
                                                                          18894.00                           17365.00
                                                                          18858.00                           17030.00
                                                                          18429.00                           16533.00
                                                                          17196.00                           15202.00
                                                                          14556.00                           13622.00
                                                                          15303.00                           14374.00
                                                                          16837.00                           15742.00
12/01                                                                     17434.00                           15778.00
                                                                          17268.00                           15480.00
                                                                          16247.00                           14813.00
                                                                          17102.00                           15377.00
                                                                          16281.00                           14185.00
                                                                          16077.00                           13806.00
                                                                          14295.00                           12536.00
                                                                          12903.00                           11761.00
                                                                          12605.00                           11794.00
                                                                          11608.00                           10594.00
                                                                          12435.00                           11538.00
                                                                          13571.00                           12196.00
12/02                                                                     12613.00                           11354.00
                                                                          12459.00                           11075.00
                                                                          12297.00                           11009.00
                                                                          12646.00                           11211.00
                                                                          13786.00                           12055.00
                                                                          14838.00                           12705.00
                                                                          15281.00                           12884.00
                                                                          15433.00                           13250.00
                                                                          16120.00                           13607.00
                                                                          15922.00                           13447.00
                                                                          17315.00                           14232.00
                                                                          17881.00                           14405.00
12/03                                                                     18136.00                           14870.00
                                                                          18701.00                           15209.00
                                                                          18980.00                           15297.00
                                                                          19146.00                           15040.00
                                                                          18584.00                           14820.00
                                                                          19293.00                           15097.00
                                                                          19891.00                           15310.00
                                                                          18250.00                           14402.00
                                                                          18009.00                           14312.00
                                                                          18974.00                           14499.00
                                                                          19292.00                           14736.00
                                                                          20225.00                           15304.00
12/04                                                                     21253.00                           15900.00
                                                                          20528.00                           15353.00
                                                                          20360.00                           15521.00
                                                                          19987.00                           15212.00
                                                                          19485.00                           14865.00
                                                                          20723.00                           15611.00
                                                                          21522.00                           15600.00
                                                                          22764.00                           16391.00
                                                                          22878.00                           16178.00
                                                                          23396.00                           16257.00
                                                                          22957.00                           16060.00
                                                                          24009.00                           16772.00
12/05                                                                     24719.00                           16722.00
                                                                          26353.00                           17130.00
                                                                          25994.00                           17097.00
                                                                          26486.00                           17403.00
                                                                          26937.00                           17377.00
                                                                          25437.00                           16727.00
6/06                                                                      25083.00                           16668.00

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,083 ending value                       $16,668 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                            YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------------------
Growth Opportunities IA     1.47%  16.55%   5.87%    9.63%
---------------------------------------------------------------
Growth Opportunities
  IB(2)                     1.35%  16.26%   5.61%    9.36%
---------------------------------------------------------------
Russell 3000 Growth Index  -0.32%   6.84%  -0.43%    5.24%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MICHAEL T. CARMEN, CFA
Senior Vice President, Partner

MARIO E. ABULARACH, CFA
Vice President and Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Growth Opportunities HLS Fund returned 1.47% for the six-month period ended June 30, 2006, outperforming its benchmark, Russell 3000 Growth Index, which returned -0.32% for the same period. The Fund also outperformed the -0.68% return of the average fund in the Lipper Multi-Cap Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets were up for the six-months ended June 30, 2006. Large cap stocks trailed small cap and mid cap stocks, when measured using the S&P 500, Russell 2000, and S&P 400 indices, respectively. Seven of the ten sectors within the Russell 3000 Growth Index posted positive returns for period. The Utilities and Energy sectors were the strongest performers while the Information Technology and Health Care sectors were weakest.

Consistent with the Fund's bottom-up philosophy of investing, outperformance during the period was driven by stock selection rather than sector allocations. Selection was strongest among the Health Care and Information Technology sectors. The top contributors to benchmark-relative returns were Melco International (Capital Goods), Network Appliance (Technology Hardware & Equip), and Intel (Semiconductors & Semiconductor Equip). Melco International was up on news of a deal that would positively impact the company's plans to open its first casino in Macau. We sold the stock during the period due to its strong performance. Network Appliance benefited from a healthy storage spending environment where sales of the company's mid-range storage solution, FAS3000, remained strong. We continued to hold the stock as of June 30, 2006. The Fund did not own poor performer Intel, which helped to boost relative performance.

The Fund's underweight positions in the Industrials, Consumer Staples and Energy sectors detracted from relative performance, although holdings within these sectors contributed to the Fund's absolute return. St. Jude Medical (Health Care Equipment & Services), Jetblue Airways (Transportation) and XM Satellite (Media) detracted most from relative performance during the period. St. Jude Medical fell on overall weakness in the implantable cardiac defibrillator market, while Jetblue Airways was down after posting several weak quarters. Shares of XM Satellite declined as the company posted a wider loss than anticipated due to higher marketing costs. The Fund no longer held St. Jude Medical and Jetblue Airways the end of the period.

WHAT IS THE OUTLOOK?

We expect economic growth to slow this year as consumers face headwinds of expensive energy bills and higher credit card payments. Despite the recent Fed hike, we expect that modest core

--------------------------------------------------------------------------------

inflation gains and a slowing economy will soon move the Fed to the sidelines. Currently, the Fund's largest exposure is in Technology, followed by Health Care and Consumer Discretionary. This is consistent with the overall view that there are ample opportunities across a number of different sectors regardless of the market's economic outlook. The Fund's lowest weights are in the Materials, Telecommunication Services and Utilities sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.0%
-------------------------------------------------------------------
Capital Goods                                               2.0
-------------------------------------------------------------------
Consumer Cyclical                                           9.6
-------------------------------------------------------------------
Energy                                                      2.6
-------------------------------------------------------------------
Finance                                                     5.6
-------------------------------------------------------------------
Health Care                                                19.8
-------------------------------------------------------------------
Services                                                   13.3
-------------------------------------------------------------------
Technology                                                 36.5
-------------------------------------------------------------------
Transportation                                              1.7
-------------------------------------------------------------------
Utilities                                                   4.2
-------------------------------------------------------------------
Short-Term Investments                                     20.2
-------------------------------------------------------------------
Other Assets & Liabilities                                (18.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford High Yield HLS Fund  inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      HIGH YIELD IA             LEHMAN HIGH YIELD CORPORATE INDEX
                                                                      -------------             ---------------------------------
9/98                                                                     10000.00                           10000.00
                                                                          9992.00                            9795.00
                                                                         10340.00                           10202.00
12/98                                                                    10368.00                           10213.00
                                                                         10528.00                           10364.00
                                                                         10531.00                           10303.00
                                                                         10695.00                           10402.00
                                                                         10898.00                           10603.00
                                                                         10693.00                           10460.00
                                                                         10703.00                           10437.00
                                                                         10696.00                           10479.00
                                                                         10620.00                           10363.00
                                                                         10599.00                           10289.00
                                                                         10660.00                           10221.00
                                                                         10797.00                           10341.00
12/99                                                                    10856.00                           10457.00
                                                                         10758.00                           10412.00
                                                                         10730.00                           10431.00
                                                                         10637.00                           10212.00
                                                                         10674.00                           10229.00
                                                                         10576.00                           10123.00
                                                                         10840.00                           10330.00
                                                                         10960.00                           10408.00
                                                                         11113.00                           10479.00
                                                                         11067.00                           10388.00
                                                                         10867.00                           10056.00
                                                                         10596.00                            9657.00
12/00                                                                    10968.00                            9844.00
                                                                         11691.00                           10581.00
                                                                         11742.00                           10722.00
                                                                         11489.00                           10469.00
                                                                         11337.00                           10339.00
                                                                         11419.00                           10525.00
                                                                         11018.00                           10230.00
                                                                         11198.00                           10381.00
                                                                         11300.00                           10503.00
                                                                         10592.00                            9797.00
                                                                         11030.00                           10039.00
                                                                         11378.00                           10406.00
12/01                                                                    11263.00                           10363.00
                                                                         11156.00                           10436.00
                                                                         10818.00                           10290.00
                                                                         10905.00                           10538.00
                                                                         11061.00                           10706.00
                                                                         10993.00                           10647.00
                                                                         10409.00                            9862.00
                                                                          9928.00                            9431.00
                                                                         10053.00                            9700.00
                                                                          9791.00                            9573.00
                                                                          9822.00                            9489.00
                                                                         10385.00                           10077.00
12/02                                                                    10487.00                           10218.00
                                                                         10764.00                           10558.00
                                                                         10952.00                           10688.00
                                                                         11148.00                           10995.00
                                                                         11687.00                           11647.00
                                                                         11860.00                           11768.00
                                                                         12077.00                           12106.00
                                                                         11790.00                           11973.00
                                                                         11936.00                           12111.00
                                                                         12267.00                           12442.00
                                                                         12474.00                           12693.00
                                                                         12632.00                           12886.00
12/03                                                                    12919.00                           13177.00
                                                                         13061.00                           13429.00
                                                                         13025.00                           13395.00
                                                                         13070.00                           13486.00
                                                                         12904.00                           13394.00
                                                                         12669.00                           13168.00
                                                                         12831.00                           13356.00
                                                                         13009.00                           13538.00
                                                                         13227.00                           13803.00
                                                                         13411.00                           14004.00
                                                                         13668.00                           14257.00
                                                                         13738.00                           14429.00
12/04                                                                    13875.00                           14644.00
                                                                         13815.00                           14625.00
                                                                         14028.00                           14840.00
                                                                         13571.00                           14408.00
                                                                         13464.00                           14268.00
                                                                         13717.00                           14521.00
                                                                         13914.00                           14806.00
                                                                         14093.00                           15065.00
                                                                         14114.00                           15094.00
                                                                         13966.00                           14943.00
                                                                         13857.00                           14839.00
                                                                         14022.00                           14916.00
12/05                                                                    14170.00                           15045.00
                                                                         14331.00                           15285.00
                                                                         14436.00                           15387.00
                                                                         14530.00                           15479.00
                                                                         14633.00                           15574.00
                                                                         14629.00                           15572.00
6/06                                                                     14561.00                           15517.00

    --- HIGH YIELD IA                          --- LEHMAN BROTHERS HIGH YIELD CORPORATE
        $10,000 starting value                     INDEX
        $14,561 ending value                       $10,000 starting value
                                                   $15,517 ending value

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                               SINCE
                   YTD*    1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
High Yield IA      2.76%   4.65%    5.73%      4.79%
-----------------------------------------------------------
High Yield IB      2.63%   4.37%    5.48%      4.73%
-----------------------------------------------------------
Lehman Brothers
  High Yield
  Corporate Index  3.14%   4.80%    8.69%      5.83%
-----------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MARK NILAND, CFA
Executive Vice President

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford High Yield HLS Fund returned 2.76% on a net basis for the six-month period ended June 30, 2006, underperforming its benchmark, Lehman Brothers High Yield Corporate Index, which returned 3.14% for the same period. The Fund outperformed the 2.39% return of the average fund in the Lipper High Current Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the first two quarters of the year, the Federal Reserve (the Fed) raised its Federal Funds Target Rate four times, resulting in 17 consecutive rate hikes since the summer of 2004. These actions were a result of the condition of the U.S. economy and the financial markets. Record high energy prices, concerns of a weakening U.S. Dollar, an improving job market and signs of strong economic growth led the Fed to believe that it must continue tightening the money supply in order to restrain inflation. Despite these inflation concerns, early in the year investors appeared confident that inflation could be contained without restricting the growth of the economy. However, by the close of the second quarter, it was apparent historically high gasoline prices and the cooling housing market were beginning to take a toll upon consumers, leading to fears that the economy might slow. Furthermore, high oil prices, tight labor markets and a reduction in global liquidity fueled higher inflation expectations.

Overall, the rising interest rates were detrimental to the performance of fixed income bonds, since the principal value of fixed income securities fall as interest rates rise. For the first two quarters of 2006, the U.S. Treasuries and Investment Grade Bond groups posted negative returns. In contrast, the "riskier" High Yield sector fared better, positing solid gains. High yield bonds performed best during the first quarter when investors were most optimistic about the economy in general and corporate earnings in particular. Below investment grade bonds typically perform best when the economy is strong because the risk of default is relatively low. Moody's global speculative grade default rate has been running in the 1.6% to 2.1% range over the last six months, well below its 5% historical average. Cash, as measured by 3 month T-Bills outperformed most bond sectors for the period. Although the yields of all maturities rose during the period, the yield curve remained fairly flat, with short-term instruments paying yields that approached the levels of longer-maturity issues.

The High Yield HLS Fund slightly lagged its benchmark, the Lehman Brothers High Yield Corporate Index, for the first 6 months of the year. A key detractor from performance was the Fund's sector allocation, with the underweight to the Automotive sector being the majority of that cost. Mainly due to last year's

--------------------------------------------------------------------------------

downgrade of Ford and General Motors ("GM") to below investment grade ratings, the Automotive Sector now represents nearly 13.5% of the Lehman Brothers High Yield Corporate Index. While we have generally been bullish on the prospects for these issuers, prudent portfolio management principles and the asymmetry of fixed income returns dictated a less-than-benchmark exposure of roughly 10%. Nevertheless, this weighting within our portfolio is larger than the bulk of its peers (many of whom manage to benchmarks that limit issuer concentrations to 2% of the total index). This positioning benefited the fund's peer relative performance, as, heightened speculation surrounding General Motors Corp's (GM) sale of its most profitable subsidiary, General Motors Acceptance Corp. (GMAC), and GM's progress in addressing its pension and benefit obligations with its unions led to a rally in the automotive sector.

Additionally, in the last two quarters the Fund's performance was constrained by its 10% limit on CCC-rated securities (which we fully utilized) versus the fund's benchmark which carries a 15% weighting. In the last six month, the riskiest securities were the strongest performers, as the lower end of the credit spectrum (rated "CCC") generated a total return of 6.64% over the period, while the middle tier (rated "B", a market segment that we over weighted by 13.5%) posted a 2.90% return. The highest level of the credit spectrum within high yield (rated "BB") saw a total return of 1.87% over the last six months. This is a segment that we were underweight throughout the last six months by approximately 15%. Late in the second quarter, the Fund's investment guidelines were expanded to allow up to a maximum of 25% in securities rated CCC. At this point in time, we do not anticipate fully utilizing this larger "bucket", as we will continue to treat the CCC-rated sector very selectively and opportunistically. Security selection in the portfolio generally contributed to relative performance during the period. Specifically within the Consumer Products sector, bonds of Bombardier Recreational Products and Doane Pet Care were tendered at above market prices, and Clarke American, a printing company also contributed substantially. One of the greatest contributors to the Fund's performance was its lower-than-benchmark duration. Having anticipated the need for the Fed to continue rising interest rates, during the period we intentionally maintained a lower sensitivity to changes in interest rates.
WHAT IS THE OUTLOOK?
We begin the third quarter with the portfolio positioned for higher rates. We expect trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires. Given our outlook for slightly higher interest rates and continued economic growth, we continue to see value in the High Yield sector, as we expect defaults to remain well controlled with a backdrop of solid economic growth. We are anticipating that the "BB" rated segment of the market will rebound once clarity around the potential end of the Fed's tightening campaign emerges, thereby mitigating concerns over this cohort's relatively high sensitivity to interest rates (as opposed to its lower quality peers, which tend to trade in sympathy with default trends).

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.8%
-------------------------------------------------------------------
Capital Goods                                               1.2
-------------------------------------------------------------------
Consumer Cyclical                                          13.8
-------------------------------------------------------------------
Consumer Staples                                            1.8
-------------------------------------------------------------------
Energy                                                      3.3
-------------------------------------------------------------------
Finance                                                    12.6
-------------------------------------------------------------------
Health Care                                                 3.3
-------------------------------------------------------------------
Services                                                   17.9
-------------------------------------------------------------------
Technology                                                 17.7
-------------------------------------------------------------------
Transportation                                              3.6
-------------------------------------------------------------------
U.S. Government Agencies                                    1.0
-------------------------------------------------------------------
Utilities                                                   6.0
-------------------------------------------------------------------
Short-Term Investments                                     27.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of June 30, 2006

                                                      PERCENTAGE OF
                                                        LONG TERM
                                                        HOLDINGS
-------------------------------------------------------------------
AAA                                                         1.1%
-------------------------------------------------------------------
A                                                           0.3
-------------------------------------------------------------------
BBB                                                         1.1
-------------------------------------------------------------------
BB                                                         25.1
-------------------------------------------------------------------
B                                                          61.7
-------------------------------------------------------------------
CCC                                                         7.4
-------------------------------------------------------------------
NR                                                          3.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Index HLS Fund  inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/96                                                                      10000.00                           10000.00
                                                                           9551.00                            9558.00
                                                                           9747.00                            9760.00
                                                                          10287.00                           10309.00
                                                                          10564.00                           10593.00
                                                                          11359.00                           11393.00
12/96                                                                     11128.00                           11168.00
                                                                          11812.00                           11865.00
                                                                          11901.00                           11958.00
                                                                          11401.00                           11468.00
                                                                          12081.00                           12152.00
                                                                          12815.00                           12891.00
                                                                          13378.00                           13468.00
                                                                          14436.00                           14539.00
                                                                          13623.00                           13725.00
                                                                          14364.00                           14477.00
                                                                          13881.00                           13994.00
                                                                          14512.00                           14641.00
12/97                                                                     14756.00                           14892.00
                                                                          14916.00                           15057.00
                                                                          15984.00                           16142.00
                                                                          16795.00                           16968.00
                                                                          16959.00                           17139.00
                                                                          16658.00                           16845.00
                                                                          17333.00                           17528.00
                                                                          17142.00                           17342.00
                                                                          14657.00                           14835.00
                                                                          15595.00                           15786.00
                                                                          16856.00                           17068.00
                                                                          17867.00                           18102.00
12/98                                                                     18897.00                           19145.00
                                                                          19674.00                           19946.00
                                                                          19055.00                           19326.00
                                                                          19811.00                           20099.00
                                                                          20566.00                           20877.00
                                                                          20067.00                           20385.00
                                                                          21181.00                           21516.00
                                                                          20510.00                           20844.00
                                                                          20406.00                           20740.00
                                                                          19842.00                           20172.00
                                                                          21088.00                           21448.00
                                                                          21508.00                           21884.00
12/99                                                                     22769.00                           23173.00
                                                                          21618.00                           22009.00
                                                                          21201.00                           21592.00
                                                                          23259.00                           23703.00
                                                                          22553.00                           22990.00
                                                                          22080.00                           22519.00
                                                                          22618.00                           23074.00
                                                                          22257.00                           22713.00
                                                                          23630.00                           24123.00
                                                                          22375.00                           22850.00
                                                                          22273.00                           22753.00
                                                                          20511.00                           20961.00
12/00                                                                     20606.00                           21063.00
                                                                          21327.00                           21810.00
                                                                          19376.00                           19823.00
                                                                          18143.00                           18568.00
                                                                          19545.00                           20009.00
                                                                          19667.00                           20143.00
                                                                          19180.00                           19653.00
                                                                          18984.00                           19460.00
                                                                          17788.00                           18243.00
                                                                          16339.00                           16770.00
                                                                          16647.00                           17090.00
                                                                          17917.00                           18401.00
12/01                                                                     18068.00                           18563.00
                                                                          17795.00                           18292.00
                                                                          17446.00                           17940.00
                                                                          18096.00                           18614.00
                                                                          16993.00                           17486.00
                                                                          16858.00                           17358.00
                                                                          15655.00                           16122.00
                                                                          14429.00                           14866.00
                                                                          14518.00                           14963.00
                                                                          12935.00                           13338.00
                                                                          14072.00                           14510.00
                                                                          14892.00                           15363.00
12/02                                                                     14012.00                           14462.00
                                                                          13640.00                           14084.00
                                                                          13431.00                           13873.00
                                                                          13557.00                           14007.00
                                                                          14675.00                           15160.00
                                                                          15440.00                           15958.00
                                                                          15629.00                           16163.00
                                                                          15899.00                           16448.00
                                                                          16201.00                           16768.00
                                                                          16023.00                           16590.00
                                                                          16924.00                           17528.00
                                                                          17066.00                           17682.00
12/03                                                                     17954.00                           18608.00
                                                                          18275.00                           18950.00
                                                                          18524.00                           19213.00
                                                                          18238.00                           18923.00
                                                                          17947.00                           18627.00
                                                                          18184.00                           18882.00
                                                                          18526.00                           19249.00
                                                                          17911.00                           18612.00
                                                                          17980.00                           18686.00
                                                                          18167.00                           18889.00
                                                                          18439.00                           19177.00
                                                                          19177.00                           19953.00
12/04                                                                     19820.00                           20632.00
                                                                          19331.00                           20129.00
                                                                          19730.00                           20552.00
                                                                          19376.00                           20189.00
                                                                          18998.00                           19806.00
                                                                          19599.00                           20436.00
                                                                          19621.00                           20465.00
                                                                          20343.00                           21226.00
                                                                          20153.00                           21032.00
                                                                          20309.00                           21202.00
                                                                          19962.00                           20849.00
                                                                          20709.00                           21636.00
12/05                                                                     20713.00                           21644.00
                                                                          21261.00                           22217.00
                                                                          21312.00                           22277.00
                                                                          21573.00                           22554.00
                                                                          21854.00                           22857.00
                                                                          21219.00                           22200.00
6/06                                                                      21244.00                           22230.00

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,244 ending value                       $22,230 ending value

S&P 500 INDEX is a market capitalization weighed price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                          YTD*   1 YEAR  5 YEAR  10 YEAR
-------------------------------------------------------------
Index IA                  2.56%   8.27%   2.07%    7.83%
-------------------------------------------------------------
Index IB(3)               2.44%   8.00%   1.82%    7.57%
-------------------------------------------------------------
S&P 500 Index             2.71%   8.62%   2.49%    8.32%
-------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

EDWARD C. CAPUTO, CFA
Assistant Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Index HLS Fund returned 2.56% on a net basis for the six-month period ended June 30, 2006, slightly underperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. Before expenses, the Fund outperformed the Index, gaining 2.74%. The Fund also outperformed the 2.54% return of the average fund in the Lipper S&P 500 Index Objective Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the first two quarters of the year, the Federal Reserve (the Fed) raised its Federal Funds Target Rate four times, resulting in 17 consecutive rate hikes since the summer of 2004. These actions were a result of the condition of the U.S. economy and the financial markets. Record high energy prices, concerns of a weakening U.S. Dollar, an improving job market and signs of strong economic growth led the Fed to believe that it must continue tightening the money supply in order to restrain inflation. Despite these inflation concerns, early in the year investors appeared confident that inflation could be contained without restricting the growth of the economy. However, by the close of the second quarter, it was apparent historically high gasoline prices and the cooling housing market were beginning to take a toll upon consumers, leading to fears that the economy might slow. Furthermore, high oil prices, tight labor markets and a reduction in global liquidity fueled higher inflation expectations.

In the first quarter of 2006, the equity markets performed strongly, reflecting the optimistic outlook that investors held for the economy and corporate earnings. The S&P 500 Index, a proxy for the broad domestic stock market gained 4.21% in the first quarter. As investors demonstrated an appetite for risk, the MSCI EAFE Index (foreign equities) and the Russell 2000 Index (U.S. small cap stocks) more than doubled the S&P 500 gains, returning 9.40% and 13.94%, respectively. However, as investors became more uncertain about the state of the domestic economy in the second quarter, U.S. equities gave back some of their first quarter gains. In total for the first six months of 2006, the S&P 500 Index returned 2.71% and the Russell 2000 Index gain 8.21%. As the overseas economies continued to demonstrate faster growth than the U.S. economy in the second quarter, the MSCI EAFE Index gained 10.16% for the six-month period.

By design, the Fund is managed to mimic the performance of the S&P 500 Fund. Due this approach, the Fund is expected to perform in line with the Index. However, we do not purchase stock of our parent, The Hartford Financial Services Group, Inc. (HIG). This exposure to the Hartford is reallocated across the Life/

--------------------------------------------------------------------------------

Health Insurance and Property/Casualty Insurance industries. In particular, American International Group, Inc. received more than 28 percent of the HIG exposure allocation. While this reallocation of exposure was beneficial to performance early in the year, it was detrimental in the second quarter. The Fund may engage in futures trading to more efficiently maintain exposure to the Index and also to offset brokerage commissions. This period the results were mixed, with trading losses in the first quarter, but gains that offset brokerage commissions and the lack of HIG exposure in the second quarter. Early in the year, corporate action decisions had a positive impact upon the Fund. The largest corporate action contribution came from the Jefferson-Pilot/Lincoln National Corp. deal. The S&P 500 index reflected Lincoln National Corp.'s acquisition of Jefferson-Pilot by removing Jefferson-Pilot from the index at its closing price on its last day of trading. Rather than selling the stock, the Fund received a mix of stock and cash because it was a better value.

WHAT IS THE OUTLOOK?
We begin the third quarter expecting trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires. If investors perceive that further tightening by the Federal Reserve will negatively impact corporate profits, it is possible that equity performance will be restrained. We will continue to manage the Fund in a manner that closely matches the S&P 500 Index.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.2%
-------------------------------------------------------------------
Capital Goods                                               4.7
-------------------------------------------------------------------
Consumer Cyclical                                           9.2
-------------------------------------------------------------------
Consumer Staples                                            5.6
-------------------------------------------------------------------
Energy                                                      9.7
-------------------------------------------------------------------
Finance                                                    22.7
-------------------------------------------------------------------
Health Care                                                10.6
-------------------------------------------------------------------
Services                                                    6.9
-------------------------------------------------------------------
Technology                                                 21.9
-------------------------------------------------------------------
Transportation                                              1.4
-------------------------------------------------------------------
Utilities                                                   3.3
-------------------------------------------------------------------
Short-Term Investments                                     15.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (14.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Capital Appreciation HLS Fund inception 4/30/2001 (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                  INTERNATIONAL CAPITAL
                                                     APPRECIATION IA         MSCI EAFE GROWTH INDEX          MSCI EAFE INDEX
                                                  ---------------------      ----------------------          ---------------
4/01                                                      10000                       10000                       10000
                                                           9406                        9601                        9655
                                                           8978                        9137                        9264
                                                           8834                        8915                        9096
                                                           8353                        8509                        8868
                                                           7351                        7706                        7971
                                                           7710                        8013                        8175
                                                           8359                        8425                        8477
12/01                                                      8602                        8474                        8528
                                                           8253                        8017                        8076
                                                           8394                        8125                        8133
                                                           8844                        8477                        8616
                                                           8727                        8488                        8639
                                                           8822                        8512                        8756
                                                           8407                        8295                        8411
                                                           7654                        7411                        7582
                                                           7563                        7355                        7566
                                                           6678                        6716                        6756
                                                           7229                        7097                        7120
                                                           7823                        7306                        7443
12/02                                                      7121                        7138                        7194
                                                           7201                        6785                        6894
                                                           7062                        6639                        6736
                                                           6860                        6575                        6609
                                                           7675                        7151                        7265
                                                           8344                        7527                        7711
                                                           8574                        7661                        7902
                                                           8864                        7762                        8095
                                                           9242                        7905                        8292
                                                           9272                        8174                        8549
                                                          10059                        8645                        9082
                                                          10185                        8848                        9286
12/03                                                     10755                        9457                       10011
                                                          11205                        9642                       10154
                                                          11730                        9826                       10390
                                                          12017                        9837                       10452
                                                          11437                        9600                       10225
                                                          11647                        9583                       10256
                                                          12028                        9714                       10498
                                                          11179                        9320                       10159
                                                          11212                        9331                       10206
                                                          11812                        9563                       10474
                                                          12313                        9883                       10832
                                                          13010                       10567                       11575
12/04                                                     13413                       11015                       12084
                                                          12977                       10762                       11863
                                                          12846                       11195                       12378
                                                          12355                       10925                       12072
                                                          12249                       10723                       11802
                                                          12373                       10764                       11820
                                                          12429                       10853                       11981
                                                          12885                       11184                       12349
                                                          13262                       11507                       12665
                                                          13550                       11993                       13232
                                                          12993                       11666                       12846
                                                          13455                       11888                       13164
12/05                                                     14239                       12517                       13777
                                                          15344                       13289                       14624
                                                          15119                       13140                       14594
                                                          15582                       13655                       15082
                                                          16339                       14282                       15814
                                                          15490                       13692                       15219
6/06                                                      15337                       13712                       15225

    --- INTERNATIONAL CAPITAL   --- MSCI EAFE GROWTH INDEX   -- MSCI EAFE
        APPRECIATION IA             $10,000 starting value       INDEX
        $10,000 starting value      $13,712 ending value         $10,000 starting value
        $15,337 ending value                                     $15,225 ending value

MSCI EAFE GROWTH INDEX -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST GROWTH INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of growth securities with the MSCI EAFE Index.

MSCI EAFE -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The fund has changed its benchmark from the MSCI EAFE Index to the MSCI EAFE Growth Index because the fund's investment manager believes that the MSCI EAFE Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                   SINCE
                       YTD*    1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------------
International Capital
  Appreciation IA      7.71%   23.39%   11.30%     8.62%
---------------------------------------------------------------
International Capital
  Appreciation IB      7.58%   23.09%   11.04%     8.37%
---------------------------------------------------------------
MSCI EAFE Growth
  Index                9.55%   26.34%    8.46%     6.30%
---------------------------------------------------------------
MSCI EAFE Index        10.51%  27.07%   10.45%     8.47%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

MATTHEW D. HUDSON, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford International Capital Appreciation HLS Fund returned 7.71% for the six-month period ended June 30, 2006, underperforming its benchmark, MSCI EAFE Growth Index, which returned 9.55% for the same period. The Fund also underperformed the 8.06% return of the average fund in the Lipper International Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equities advanced during the six-month period, led by Utilities, Energy, Health Care, and Materials stocks. While all sectors within the MSCI EAFE Growth Index advanced, Information Technology and Consumer Discretionary stocks were among the weakest performing areas of the market. The Fund's overweight allocations to these traditional growth sectors (and underweight to more defensive sectors) caused the Fund to underperform in the market environment of the past six months.

Stock selection was additive to relative performance, primarily within Financials, Industrials and Energy. London Stock Exchange (Diversified Financials) was a top contributor within Financials due to strong earnings growth. We eliminated the stock following a takeover bid from Nasdaq Stock Market. Within Industrials, Vallourec (Capital Goods), a French maker of seamless steel tubes used in the oil and gas industries benefited from the tight supply environment that afforded the company better pricing. Another top contributor to relative performance during the period was EMI Group (Media). The British music publishing company advanced as investors were encouraged by a potential merger with Warner Music Group. We maintained a position in EMI Group as of the end of the period.

Stock selection within Consumer Discretionary, Information Technology, and Consumer Staples detracted from relative performance during the period. Within Consumer Discretionary, Rakuten (Retailing) and SES Global (Media) were the greatest detractors from relative performance. Rakuten was negatively impacted by volatility in Japanese internet stocks but did not have any fundamental disappointments, thus we continued to hold the stock as of the end of the period. We eliminated SES Global, Europe's largest satellite operator. Within Information Technology, Samsung Electronics (Semiconductors & Semiconductor Equip-

--------------------------------------------------------------------------------

ment) and Logitech International (Technology Hardware & Equipment) detracted from relative performance. Within Health Care, Israel-based generic pharmaceutical manufacturer, Teva Pharmaceuticals also detracted from performance. The Fund held Samsung Electronics and Logitech International as of the end of the period. The position in Teva Pharmaceuticals was eliminated. WHAT IS THE OUTLOOK?

Based on bottom-up stock selection, the Fund's largest overweight sector allocations are in traditional growth sectors such as Consumer Discretionary and Information Technology, as well as in Financials. Within Consumer Discretionary, our emphasis is on media and retail companies. Our Financials exposure is primarily focused on capital market related stocks, which are benefiting from healthy trading volumes and increased merger and acquisition activity. Relative to the benchmark, the Fund is most underweight Materials and Industrials.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.2%
-------------------------------------------------------------------
Belgium                                                     1.2
-------------------------------------------------------------------
Brazil                                                      2.0
-------------------------------------------------------------------
Canada                                                      4.6
-------------------------------------------------------------------
France                                                     17.3
-------------------------------------------------------------------
Germany                                                     4.2
-------------------------------------------------------------------
Greece                                                      1.5
-------------------------------------------------------------------
Hong Kong                                                   0.7
-------------------------------------------------------------------
Ireland                                                     2.0
-------------------------------------------------------------------
Japan                                                      15.9
-------------------------------------------------------------------
Luxembourg                                                  1.3
-------------------------------------------------------------------
Mexico                                                      3.3
-------------------------------------------------------------------
Netherlands                                                 5.5
-------------------------------------------------------------------
Norway                                                      1.8
-------------------------------------------------------------------
South Korea                                                 3.3
-------------------------------------------------------------------
Spain                                                       1.0
-------------------------------------------------------------------
Sweden                                                      1.0
-------------------------------------------------------------------
Switzerland                                                 7.7
-------------------------------------------------------------------
Taiwan                                                      1.2
-------------------------------------------------------------------
United Kingdom                                             20.3
-------------------------------------------------------------------
Short-Term Investments                                     29.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (26.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.7%
-------------------------------------------------------------------
Consumer Cyclical                                          11.3
-------------------------------------------------------------------
Consumer Staples                                            5.6
-------------------------------------------------------------------
Energy                                                      4.4
-------------------------------------------------------------------
Finance                                                    21.6
-------------------------------------------------------------------
Health Care                                                13.1
-------------------------------------------------------------------
Services                                                    8.4
-------------------------------------------------------------------
Technology                                                 16.9
-------------------------------------------------------------------
Transportation                                              2.4
-------------------------------------------------------------------
Utilities                                                   2.6
-------------------------------------------------------------------
Short-Term Investments                                     29.8
-------------------------------------------------------------------
Other Assets & Liabilities                                (26.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Opportunities HLS Fund  inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   INTERNATIONAL OPP. IA          MSCI AC WORLD FREE EX US INDEX
                                                                   ---------------------          ------------------------------
6/96                                                                      10000.00                           10000.00
                                                                           9649.00                            9668.00
                                                                           9716.00                            9724.00
                                                                           9871.00                            9966.00
                                                                           9863.00                            9866.00
                                                                          10361.00                           10246.00
12/96                                                                     10471.00                           10128.00
                                                                          10365.00                            9942.00
                                                                          10410.00                           10124.00
                                                                          10420.00                           10103.00
                                                                          10355.00                           10188.00
                                                                          11034.00                           10817.00
                                                                          11546.00                           11414.00
                                                                          11888.00                           11645.00
                                                                          11014.00                           10729.00
                                                                          11614.00                           11309.00
                                                                          10735.00                           10346.00
                                                                          10566.00                           10217.00
12/97                                                                     10506.00                           10335.00
                                                                          10629.00                           10644.00
                                                                          11347.00                           11354.00
                                                                          11888.00                           11746.00
                                                                          12162.00                           11830.00
                                                                          12243.00                           11616.00
                                                                          12264.00                           11572.00
                                                                          12394.00                           11682.00
                                                                          10588.00                           10035.00
                                                                          10182.00                            9823.00
                                                                          10928.00                           10852.00
                                                                          11562.00                           11435.00
12/98                                                                     11889.00                           11829.00
                                                                          12232.00                           11816.00
                                                                          11938.00                           11552.00
                                                                          12619.00                           12109.00
                                                                          13101.00                           12715.00
                                                                          12558.00                           12118.00
                                                                          13173.00                           12675.00
                                                                          13511.00                           12972.00
                                                                          13530.00                           13017.00
                                                                          13611.00                           13105.00
                                                                          14067.00                           13593.00
                                                                          14873.00                           14136.00
12/99                                                                     16628.00                           15485.00
                                                                          15693.00                           14644.00
                                                                          16833.00                           15040.00
                                                                          16680.00                           15606.00
                                                                          15760.00                           14735.00
                                                                          15099.00                           14358.00
                                                                          15687.00                           14969.00
                                                                          15203.00                           14378.00
                                                                          15410.00                           14556.00
                                                                          14611.00                           13749.00
                                                                          13911.00                           13312.00
                                                                          13283.00                           12715.00
12/00                                                                     13784.00                           13149.00
                                                                          13866.00                           13346.00
                                                                          12755.00                           12289.00
                                                                          11849.00                           11421.00
                                                                          12736.00                           12197.00
                                                                          12242.00                           11861.00
                                                                          11852.00                           11406.00
                                                                          11593.00                           11152.00
                                                                          11271.00                           10875.00
                                                                          10083.00                            9721.00
                                                                          10351.00                            9994.00
                                                                          10966.00                           10451.00
12/01                                                                     11202.00                           10585.00
                                                                          10700.00                           10132.00
                                                                          10733.00                           10205.00
                                                                          11330.00                           10802.00
                                                                          11278.00                           10829.00
                                                                          11415.00                           10947.00
                                                                          10915.00                           10474.00
                                                                           9806.00                            9453.00
                                                                           9693.00                            9454.00
                                                                           8545.00                            8452.00
                                                                           9180.00                            8905.00
                                                                           9611.00                            9333.00
12/02                                                                      9193.00                            9032.00
                                                                           8789.00                            8715.00
                                                                           8535.00                            8538.00
                                                                           8361.00                            8372.00
                                                                           9130.00                            9179.00
                                                                           9655.00                            9764.00
                                                                           9812.00                           10034.00
                                                                          10098.00                           10301.00
                                                                          10470.00                           10608.00
                                                                          10558.00                           10905.00
                                                                          11189.00                           11612.00
                                                                          11420.00                           11865.00
12/03                                                                     12236.00                           12771.00
                                                                          12390.00                           12976.00
                                                                          12681.00                           13306.00
                                                                          12769.00                           13388.00
                                                                          12423.00                           12972.00
                                                                          12511.00                           13001.00
                                                                          12825.00                           13295.00
                                                                          12242.00                           12908.00
                                                                          12263.00                           13011.00
                                                                          12632.00                           13429.00
                                                                          13104.00                           13896.00
                                                                          13910.00                           14861.00
12/04                                                                     14448.00                           15499.00
                                                                          14196.00                           15232.00
                                                                          14611.00                           15983.00
                                                                          14271.00                           15550.00
                                                                          14018.00                           15166.00
                                                                          14091.00                           15261.00
                                                                          14371.00                           15549.00
                                                                          15080.00                           16122.00
                                                                          15489.00                           16535.00
                                                                          16042.00                           17388.00
                                                                          15408.00                           16755.00
                                                                          15737.00                           17318.00
12/05                                                                     16561.00                           18151.00
                                                                          17733.00                           19417.00
                                                                          17409.00                           19361.00
                                                                          18000.00                           19923.00
                                                                          19010.00                           20950.00
                                                                          18174.00                           19985.00
6/06                                                                      18099.00                           19965.00

    --- INTERNATIONAL OPPORTUNITIES IA        --- MSCI ALL COUNTRY WORLD FREE EX US
        $10,000 starting value                    INDEX
        $18,099 ending value                      $10,000 starting value
                                                  $19,965 ending value

MSCI ALL COUNTRY WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                 YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------------
International Opportunities IA   9.29%  25.93%   8.83%    6.11%
--------------------------------------------------------------------
International Opportunities
 IB(3)                           9.15%  25.62%   8.58%    5.88%
--------------------------------------------------------------------
MSCI All Country World Free ex
 US Index                        9.99%  28.40%  11.85%    7.16%
--------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

TROND SKRAMSTAD
Senior Vice President, Partner,
Director of Global Equity Strategies

NICOLAS M. CHOUMENKOVITCH
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford International Opportunities HLS Fund returned 9.29% for the six-month period ended June 30, 2006, underperforming its benchmark, MSCI All Country World Free ex-US Index, which returned 9.99% for the same period. The Fund outperformed the 8.95% return of the average fund in the Lipper International Core Funds VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International equities, as measured by the MSCI All Country World Free ex-US Index, advanced during the six-month period, led by the Utilities, Materials and Energy sectors. Information Technology, Telecommunication Services and Consumer Discretionary were the weakest areas of the market. Regionally, Europe and Latin America were the strongest markets, while Japan and Emerging Markets lagged.

Favorable stock selection within Materials, Financials, Health Care and Information Technology was additive to relative performance. The leading contributors to benchmark-relative performance were Xstrata (Materials), Hong Kong Exchanges (Diversified Financials) and London Stock Exchange (Diversified Financials). The value of Xstrata's coal assets in a high and rising energy price environment finally got more recognition by the markets. London Stock Exchange appreciated due to strong earnings growth, although we eliminated our position as of the end of the period. We trimmed, but maintained a position in both Xstrata and Hong Kong Exchanges.

Regionally, underweight allocations to Japan and Emerging Markets stocks were additive to relative performance. We also achieved favorable stock selection within North America (primarily Canada) and Asia (primarily Hong Kong).

Stock selection within Industrials, Consumer Staples, Telecommunication Services and Energy detracted from performance relative to the benchmark. Relative to the benchmark, leading detractors were Seven & I Holdings (Food & Staples), Matsui Securities (Diversified Financials) and Santos (Energy). Matsui Securities declined as a falling market and financial scandals has temporarily driven retail investors away from the market. There are also some signs of increased price competition among the on-line brokers. We maintained our position in the stock as of the end of the

--------------------------------------------------------------------------------

period. We eliminated Australian-based Santos and maintained our position in Japan-based Seven & I Holdings. At the margin, the Fund's performance was negatively impacted by sector exposures, including underweight allocations to the strong performing Materials and Utilities sectors.
WHAT IS THE OUTLOOK?

With growth relatively strong around the globe and interest rates on the rise, risk sensitive and interest rates sensitive areas, as well as areas with high levels of economic optimism, are at the margin, de-emphasized in the Fund. Consequently, the Fund has the greatest overweight in Health Care, while Emerging Markets have been trimmed back when stock prices warrant. We have scaled back our relative position in continental Europe, where growth expectations now have become reasonably optimistic, but where the risks to 2007 growth are rising, both from greater than anticipated fiscal tightening, but also from a more restrictive European Central Bank. As of the end of the period, the Fund has the greatest exposure to Financials, Consumer Discretionary and Energy stocks, and is diversified across 24 countries.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            10.8%
-------------------------------------------------------------------
Capital Goods                                               1.5
-------------------------------------------------------------------
Consumer Cyclical                                          11.5
-------------------------------------------------------------------
Consumer Staples                                            5.1
-------------------------------------------------------------------
Energy                                                      8.4
-------------------------------------------------------------------
Finance                                                    27.5
-------------------------------------------------------------------
Health Care                                                 9.8
-------------------------------------------------------------------
Services                                                    6.6
-------------------------------------------------------------------
Technology                                                 13.4
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities                                                   1.2
-------------------------------------------------------------------
Short-Term Investments                                     14.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.5%
-------------------------------------------------------------------
Brazil                                                      3.3
-------------------------------------------------------------------
Canada                                                      6.7
-------------------------------------------------------------------
Finland                                                     1.6
-------------------------------------------------------------------
France                                                     15.6
-------------------------------------------------------------------
Germany                                                     7.1
-------------------------------------------------------------------
Greece                                                      1.2
-------------------------------------------------------------------
Hong Kong                                                   1.1
-------------------------------------------------------------------
Hungary                                                     0.5
-------------------------------------------------------------------
India                                                       0.9
-------------------------------------------------------------------
Ireland                                                     0.9
-------------------------------------------------------------------
Italy                                                       5.7
-------------------------------------------------------------------
Japan                                                      17.9
-------------------------------------------------------------------
Luxembourg                                                  0.6
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 1.2
-------------------------------------------------------------------
Norway                                                      3.3
-------------------------------------------------------------------
South Africa                                                1.3
-------------------------------------------------------------------
South Korea                                                 1.0
-------------------------------------------------------------------
Spain                                                       4.0
-------------------------------------------------------------------
Sweden                                                      2.3
-------------------------------------------------------------------
Switzerland                                                 9.3
-------------------------------------------------------------------
Taiwan                                                      2.3
-------------------------------------------------------------------
United Kingdom                                              6.1
-------------------------------------------------------------------
Short-Term Investments                                     14.9
-------------------------------------------------------------------
Other Assets & Liabilities                                (13.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Small Company HLS Fund inception 4/30/2001 (subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  S&P/CITIGROUP EXTENDED MARKET
                                                               INTERNATIONAL SMALL COMPAY IA            EURO-PACIFIC INDEX
                                                               -----------------------------      -----------------------------
4/01                                                                       10000                              10000
                                                                           10356                              10051
                                                                            9781                               9730
                                                                            9610                               9365
                                                                            9631                               9388
                                                                            8374                               8233
                                                                            8926                               8554
                                                                            9559                               8875
12/01                                                                       9402                               8758
                                                                            9241                               8585
                                                                            9229                               8792
                                                                            9643                               9305
                                                                           10043                               9565
                                                                           10328                               9980
                                                                           10222                               9671
                                                                            9621                               9000
                                                                            9384                               8917
                                                                            8412                               8188
                                                                            8487                               8117
                                                                            8750                               8408
12/02                                                                       8924                               8345
                                                                            8673                               8223
                                                                            8635                               8207
                                                                            8611                               8157
                                                                            9629                               8834
                                                                           10403                               9576
                                                                           10562                              10030
                                                                           11039                              10357
                                                                           11564                              11015
                                                                           12315                              11642
                                                                           13064                              12443
                                                                           13114                              12432
12/03                                                                      13719                              13194
                                                                           14045                              13691
                                                                           14379                              14117
                                                                           14948                              14484
                                                                           14691                              14113
                                                                           14417                              14116
                                                                           14859                              14613
                                                                           14046                              14028
                                                                           13932                              14139
                                                                           14133                              14562
                                                                           14638                              15016
                                                                           15433                              16191
12/04                                                                      16047                              16992
                                                                           16470                              17232
                                                                           16891                              18014
                                                                           16425                              17637
                                                                           15922                              17128
                                                                           16041                              17210
                                                                           16444                              17537
                                                                           17108                              18172
                                                                           17463                              18693
                                                                           17910                              19398
                                                                           17461                              18832
                                                                           17823                              19517
12/05                                                                      19031                              20747
                                                                           20478                              22263
                                                                           20477                              22281
                                                                           21331                              23268
                                                                           22397                              24427
                                                                           21411                              23296
6/06                                                                       21074                              23016

    --- INTERNATIONAL SMALL COMPANY IA         --- S&P/CITIGROUP EXTENDED MARKET
        $10,000 starting value                     EURO-PACIFIC INDEX
        $21,074 ending value                       $10,000 starting value
                                                   $23,016 ending value

S&P/CITIGROUP EXTENDED MARKET EURO-PACIFIC INDEX is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                             SINCE
                                 YTD*    1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------------------------
International Small Company IA  10.74%   28.16%   16.59%    15.51%
-------------------------------------------------------------------------
International Small Company IB  10.60%   27.84%   16.32%    15.24%
-------------------------------------------------------------------------
S&P/Citigroup Extended Market
 Euro-Pacific Index             10.94%   31.24%   18.79%    17.50%
-------------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

SIMON THOMAS
Vice President

DANIEL MAGUIRE
Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Small Company HLS Fund returned 10.74% for the six-month period ended June 30, 2006, underperforming its benchmark, S&P/Citigroup Extended Market Euro Pacific Index, which returned 10.94% for the same period. The Fund outperformed the 8.95% return of the average fund in the Lipper International Core VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

International small cap equity markets advanced during the six-month period, continuing to outpace other equity asset classes. Returns were uniformly strong -- every sector experienced positive results, led by Energy, Materials, and Utilities. Stocks in the Technology and Consumer Discretionary sectors lagged the broader market. Developed markets outpaced Emerging Markets, which fell in the latter half of the period. Europe, the UK, and Asia ex-Japan were the highest-returning regions, while Japan fell along with Emerging Markets.

The Fund advanced in absolute terms during the six-month period, but modestly trailed the benchmark as the more speculative value names continued to drive index performance. Stock selection relative to the benchmark was favorable, led by positive results within Consumer Discretionary, Health Care, and Industrials. In contrast, the Fund's positions in the Materials, Energy, and Financials sectors lagged.

Top absolute and relative contributors were sourced from a variety of industries and countries. Cambridge Antibody (+103%), a UK biotechnology company, soared on the news that pharmaceutical giant AstraZeneca would be buying the 80% of the company it did not already own. We exited the position following the announcement. GEA Group (+39%), a German engineering company that supplies production equipment to chemical, oil, and industrial customers, rose as the company continued to benefit from a recent restructuring and increased profitability. Another engineering company, Greek firm Hellenic Technodomiki (+53%), saw price gains based on a strong order book and increased infrastructure funding in Greece by the European Union. Other top relative and absolute contributors included Hagemeyer (+75%), a Dutch supplier of electrical and industrial goods, and Kobayashi Pharmaceutical (+38%), a Japanese provider of healthcare and pharmaceutical products.

GCAP Media (-15%), a British media company, and Advanced Digital Broadcasting (-54%), a Swiss set top box provider, were the leading detractors on an absolute basis from the Fund's performance over the semi-annual period. Radio station operator GCAP Media suffered in a weakening UK ad market and some

--------------------------------------------------------------------------------

concerns over a format change involving fewer ads per minute. Project delays at Advanced Digital Broadcasting caused a sizeable reduction in current year guidance, pushing the stock lower. We see the issue as temporary and believe the model remains intact. Further, the longer-term industry outlook continues to be very attractive. The Fund continued to hold these stocks at the end of the period. Other negative contributors on an absolute and relative basis included Tietoenator (-22%), a Finnish Software company, Jardine Lloyd Thompson (-17%), a British insurance broker, and Familymart (-14%), a Japanese convenience store chain.

The Fund's sector positioning detracted from benchmark relative returns during the period, largely due to a modest cash position (2% on average) held during a rising market. Partially offsetting this was an overweight position in the Energy sector and an underweight among lagging Consumer Discretionary stocks.

WHAT IS THE OUTLOOK?
As we head into the second half of the year, signs of a steadily decelerating global economy continue. Within the United States, the Federal Reserve Bank seems to have successfully orchestrated a soft-landing of the United States economy and is almost finished raising rates. Persistently high energy prices are taking their toll on the world economy, though inflation appears to be in control. Outside of the United States, we believe the resurgence of the U.S. dollar and the continued relative strength of the U.S. economy may act as an inflection point for a shift from value to growth, small to large, low quality to high quality, and cyclical to non-cyclical.

At the end of the period the Fund was overweight Health Care, with an emphasis on steady growth equipment providers, Industrials, and Consumer Staples, with exposure to Japanese retailers that will benefit from improving consumer demand. Underweight positions were concentrated in the Financials sector. However we have selectively added to or initiated small positions in high-quality local real estate holdings and Japanese banks, which are becoming increasingly more attractive.

The Fund ended the period with a slight overweight to Japan and underweight to Asia ex Japan as a result of bottom-up stock selection. We are beginning to see better valuations across most regions and seizing opportunities where company fundamentals are different from the perception of weakening sector fundamentals. DIVERSIFICATION BY INDUSTRY as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            14.6%
-------------------------------------------------------------------
Capital Goods                                               8.4
-------------------------------------------------------------------
Consumer Cyclical                                          16.3
-------------------------------------------------------------------
Consumer Staples                                            5.1
-------------------------------------------------------------------
Energy                                                      3.7
-------------------------------------------------------------------
Finance                                                    17.8
-------------------------------------------------------------------
Health Care                                                 8.5
-------------------------------------------------------------------
Services                                                    8.7
-------------------------------------------------------------------
Technology                                                 10.2
-------------------------------------------------------------------
Transportation                                              4.6
-------------------------------------------------------------------
Utilities                                                   0.6
-------------------------------------------------------------------
Short-Term Investments                                     23.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   4.1%
-------------------------------------------------------------------
Belgium                                                     1.5
-------------------------------------------------------------------
China                                                       1.3
-------------------------------------------------------------------
Denmark                                                     2.7
-------------------------------------------------------------------
Finland                                                     1.3
-------------------------------------------------------------------
France                                                      7.2
-------------------------------------------------------------------
Germany                                                     9.0
-------------------------------------------------------------------
Greece                                                      2.0
-------------------------------------------------------------------
Hong Kong                                                   1.2
-------------------------------------------------------------------
India                                                       0.6
-------------------------------------------------------------------
Italy                                                       5.3
-------------------------------------------------------------------
Japan                                                      24.1
-------------------------------------------------------------------
Liechtenstein                                               0.9
-------------------------------------------------------------------
Luxembourg                                                  0.6
-------------------------------------------------------------------
Malaysia                                                    1.3
-------------------------------------------------------------------
Mexico                                                      0.5
-------------------------------------------------------------------
Netherlands                                                 2.4
-------------------------------------------------------------------
Portugal                                                    0.6
-------------------------------------------------------------------
Singapore                                                   0.4
-------------------------------------------------------------------
South Korea                                                 1.5
-------------------------------------------------------------------
Spain                                                       1.4
-------------------------------------------------------------------
Sweden                                                      4.5
-------------------------------------------------------------------
Switzerland                                                 7.5
-------------------------------------------------------------------
Thailand                                                    0.5
-------------------------------------------------------------------
United Kingdom                                             16.1
-------------------------------------------------------------------
Short-Term Investments                                     23.0
-------------------------------------------------------------------
Other Assets & Liabilities                                (21.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford International Stock HLS Fund  inception 1/3/1995
(subadvised by Lazard Asset Management, LLC)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                                   INTERNATIONAL STOCK IA                MSCI EAFE INDEX
                                                                   ----------------------                ---------------
6/96                                                                      10000.00                           10000.00
                                                                           9690.00                            9710.00
                                                                           9714.00                            9734.00
                                                                           9926.00                            9995.00
                                                                           9964.00                            9895.00
                                                                          10453.00                           10291.00
12/96                                                                     10548.00                           10162.00
                                                                          10297.00                            9808.00
                                                                          10558.00                            9971.00
                                                                          10803.00                           10010.00
                                                                          10744.00                           10065.00
                                                                          11183.00                           10723.00
                                                                          11879.00                           11316.00
                                                                          12135.00                           11502.00
                                                                          11398.00                           10645.00
                                                                          12345.00                           11244.00
                                                                          11583.00                           10382.00
                                                                          11658.00                           10279.00
12/97                                                                     11812.00                           10371.00
                                                                          12097.00                           10847.00
                                                                          12772.00                           11546.00
                                                                          13527.00                           11904.00
                                                                          13795.00                           12001.00
                                                                          14128.00                           11945.00
                                                                          14003.00                           12039.00
                                                                          14231.00                           12163.00
                                                                          12278.00                           10659.00
                                                                          11634.00                           10335.00
                                                                          12519.00                           11415.00
                                                                          13296.00                           12003.00
12/98                                                                     13758.00                           12479.00
                                                                          13623.00                           12445.00
                                                                          13319.00                           12152.00
                                                                          13803.00                           12662.00
                                                                          14456.00                           13178.00
                                                                          13979.00                           12502.00
                                                                          14521.00                           12992.00
                                                                          15031.00                           13381.00
                                                                          15335.00                           13433.00
                                                                          15346.00                           13571.00
                                                                          15618.00                           14083.00
                                                                          15937.00                           14575.00
12/99                                                                     17059.00                           15886.00
                                                                          15842.00                           14879.00
                                                                          15859.00                           15283.00
                                                                          16595.00                           15878.00
                                                                          15959.00                           15045.00
                                                                          15749.00                           14681.00
                                                                          16410.00                           15258.00
                                                                          16004.00                           14622.00
                                                                          16056.00                           14752.00
                                                                          15362.00                           14036.00
                                                                          15164.00                           13708.00
                                                                          14821.00                           13196.00
12/00                                                                     15390.00                           13669.00
                                                                          15301.00                           13662.00
                                                                          14476.00                           12639.00
                                                                          13379.00                           11802.00
                                                                          14080.00                           12630.00
                                                                          13760.00                           12194.00
                                                                          13298.00                           11700.00
                                                                          12798.00                           11488.00
                                                                          12622.00                           11199.00
                                                                          11166.00                           10068.00
                                                                          11315.00                           10325.00
                                                                          11621.00                           10706.00
12/01                                                                     11670.00                           10770.00
                                                                          11134.00                           10199.00
                                                                          11333.00                           10271.00
                                                                          12102.00                           10881.00
                                                                          12131.00                           10910.00
                                                                          12326.00                           11058.00
                                                                          11901.00                           10622.00
                                                                          10723.00                            9574.00
                                                                          10851.00                            9555.00
                                                                           9846.00                            8532.00
                                                                          10476.00                            8991.00
                                                                          10779.00                            9400.00
12/02                                                                     10534.00                            9085.00
                                                                           9983.00                            8706.00
                                                                           9923.00                            8507.00
                                                                           9869.00                            8346.00
                                                                          10711.00                            9174.00
                                                                          11291.00                            9738.00
                                                                          11409.00                            9979.00
                                                                          11476.00                           10222.00
                                                                          11675.00                           10471.00
                                                                          11925.00                           10796.00
                                                                          12541.00                           11470.00
                                                                          12882.00                           11726.00
12/03                                                                     13695.00                           12643.00
                                                                          13913.00                           12823.00
                                                                          14155.00                           13121.00
                                                                          14029.00                           13200.00
                                                                          13608.00                           12912.00
                                                                          13642.00                           12952.00
                                                                          13879.00                           13258.00
                                                                          13384.00                           12829.00
                                                                          13555.00                           12889.00
                                                                          13984.00                           13228.00
                                                                          14397.00                           13680.00
                                                                          15213.00                           14618.00
12/04                                                                     15792.00                           15260.00
                                                                          15448.00                           14981.00
                                                                          16042.00                           15632.00
                                                                          15630.00                           15245.00
                                                                          15238.00                           14904.00
                                                                          15211.00                           14927.00
                                                                          15352.00                           15131.00
                                                                          15773.00                           15595.00
                                                                          16300.00                           15994.00
                                                                          16931.00                           16710.00
                                                                          16503.00                           16223.00
                                                                          16757.00                           16624.00
12/05                                                                     17592.00                           17398.00
                                                                          18612.00                           18468.00
                                                                          18521.00                           18430.00
                                                                          19190.00                           19047.00
                                                                          19995.00                           19970.00
                                                                          19273.00                           19219.00
6/06                                                                      19163.00                           19226.00

    --- INTERNATIONAL STOCK IA                 --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $19,163 ending value                       $19,226 ending value

MSCI EAFE -- THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 6/30/06)

                         YTD*   1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------
International Stock IA   8.93%  24.82%    7.58%    6.72%
--------------------------------------------------------------
MSCI EAFE Index         10.50%  27.07%   10.44%    6.76%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JOHN R. REINSBERG
Deputy Chairman, International and Global Products

MICHAEL A. BENNETT
Managing Director

MICHAEL G. FRY
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford International Stock HLS Fund returned 8.93% for the six-month period ended June 30, 2006, underperforming its benchmark, MSCI EAFE Index, which returned 10.50% for the same period. The Fund also underperformed the 8.95% return of the average fund in the Lipper VA International Large Cap Core peer group, a group of funds with investment strategies similar to those of the Fund. During the six-month period, the MSCI Emerging Markets Index underperformed the EAFE Index. As a result, the Fund, which has no emerging markets exposure, benefited versus the Lipper peer fund group.

WHY DID THE FUND PERFORM THIS WAY?

The first quarter of 2006 began with a sharp rally in international stocks, but stocks then flattened out in a mid-quarter sell-off before bouncing back in mid-March and advancing to levels that had not been reached since 2000. This mid-quarter sell-off was attributed to concerns about the sustainability of growth, given the synchronized monetary tightening around the world (e.g. in the United States, Europe, and Japan). However, a continuation of strong profit growth, coupled with robust merger and acquisition activity (particularly in Europe), aided the overall rally in the international markets. In fact, the first quarter saw over $800 billion worth of global merger and acquisition activity. The ongoing rally in international equities persisted through the first half of the second quarter, before stocks fell sharply as the U.S. Federal Reserve raised rates for the seventeenth consecutive time in two years, and the European Central Bank lifted borrowing costs for the third time since December, to help curb inflation. Central banks in China, Denmark, India, Malaysia, South Africa, South Korea, Sweden, Thailand, and Turkey also raised rates, helping to fuel fears of a material global economic slowdown and a sharp contraction in liquidity. Not surprisingly, investors shunned riskier asset classes that had performed well in recent years, such as emerging-markets and small-cap stocks, based on concerns that higher rates would limit economic growth. In the first quarter of 2006, the Japanese market, which had soared in the second half of 2005, lagged the global broad market as some investors took profits. In Europe, takeover speculation helped stocks advance in the face of forecasts for slower earnings growth. The second quarter saw companies in the fragile economies of Japan and Germany fare poorly in the sell-off. Smaller, less-liquid markets, such as Greece and Austria, also lagged in the decline. In contrast, the U.K. market proved resilient.

Stock selection in the financials sector benefited performance, as the shares of Spanish financial services group, BBVA, posted solid gains. The company's first-quarter results confirmed robust operational performance across all divisions. Shares of DnB NOR also rose, based on the company's superior operating results. We sold the stock, after it reached our fair value price target. Stock

--------------------------------------------------------------------------------

selection in consumer discretionary also boosted returns, as the shares of U.K. retailer, Marks & Spencer, rose. The company continues to improve margins, through more direct sourcing, negotiating better terms from suppliers, and selling more merchandise at full price. Shares of Volkswagen also rose, after the company reported a 62 percent increase in net income for 2005, increased its dividend, and also announced cost-saving measures. Solid stock selection in the materials sector also boosted returns, as French cement maker, Lafarge, rebounded from earlier weakness. The company reported broad-based organic sales growth in excess of 19 percent, with every business posting double digit gains. Conversely, stock selection in telecom services detracted from performance, as the shares of France Telecom declined. The company announced disappointing revenue growth, due to increased competition and a slowdown in mobile-subscriber growth. However, we believe that the stock's attractive valuation and 6.7 percent dividend yield indicate that much of the bad news has already been incorporated into the current share price. Stock selection in information technology also hurt returns, as the shares of Nidec declined. The company's hard disc-drive margins declined slightly, despite solid gains in unit growth. However, we expect that margins should improve later this year and gain momentum next year. Shares of Yokogawa Electric also declined, after the company revised its earnings guidance based on weaker-than-expected sales for its semiconductor production and test equipment. In our view, the company is beginning to evolve into a global player in the process automation market and we think that profitability should follow. Stock selection in utilities also dampened performance, as the portfolio lacked exposure to some of the European utilities that rose dramatically, on merger news, such as Endessa.

WHAT IS THE OUTLOOK?

While the equity markets were volatile during the period, the international economic backdrop continues to appear solid, with interest rates low, by historical standards, and corporate profits quite robust. In addition, equity valuations appear reasonable, particularly among high-quality larger stocks, which have lagged the broad market in recent years. As a result, we feel that the outlook for international equities is positive. However, we would expect investor risk tolerance to continue to wane, as additional monetary tightening by central banks around the world should further reduce liquidity.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.0%
-------------------------------------------------------------------
Capital Goods                                               2.8
-------------------------------------------------------------------
Consumer Cyclical                                           9.6
-------------------------------------------------------------------
Consumer Staples                                            8.9
-------------------------------------------------------------------
Energy                                                      8.7
-------------------------------------------------------------------
Finance                                                    34.0
-------------------------------------------------------------------
Health Care                                                 9.7
-------------------------------------------------------------------
Services                                                    6.4
-------------------------------------------------------------------
Technology                                                  9.6
-------------------------------------------------------------------
Transportation                                              2.9
-------------------------------------------------------------------
Utilities                                                   3.6
-------------------------------------------------------------------
Short-Term Investments                                     23.4
-------------------------------------------------------------------
Other Assets & Liabilities                                (22.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.7%
-------------------------------------------------------------------
Belgium                                                     1.6
-------------------------------------------------------------------
France                                                     17.3
-------------------------------------------------------------------
Germany                                                    11.1
-------------------------------------------------------------------
Ireland                                                     2.6
-------------------------------------------------------------------
Italy                                                       9.7
-------------------------------------------------------------------
Japan                                                      21.2
-------------------------------------------------------------------
Netherlands                                                 1.8
-------------------------------------------------------------------
Norway                                                      1.6
-------------------------------------------------------------------
Spain                                                       2.0
-------------------------------------------------------------------
Sweden                                                      0.9
-------------------------------------------------------------------
Switzerland                                                10.3
-------------------------------------------------------------------
United Kingdom                                             18.4
-------------------------------------------------------------------
Short-Term Investments                                     23.4
-------------------------------------------------------------------
Other Assets & Liabilities                                (22.6)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford LargeCap Growth HLS Fund  inception 5/1/1998
(subadvised by Holland Capital Management, L.P.)

PERFORMANCE OVERVIEW 5/1/98 - 6/30/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                   LARGECAP GROWTH IA             S&P 500 INDEX         RUSSELL 1000 GROWTH INDEX
                                                   ------------------             -------------         -------------------------
5/98                                                    10000.00                    10000.00                    10000.00
                                                         9798.00                     9828.00                     9716.24
                                                        10439.00                    10227.00                    10311.30
                                                        10592.00                    10118.00                    10243.10
                                                         8773.00                     8655.00                     8705.83
                                                         9185.00                     9210.00                     9374.59
                                                        10084.00                     9959.00                    10128.00
                                                        10647.00                    10562.00                    10898.40
12/98                                                   11861.00                    11171.00                    11881.10
                                                        12972.00                    11638.00                    12578.80
                                                        12448.00                    11276.00                    12004.10
                                                        13036.00                    11727.00                    12636.30
                                                        12900.00                    12181.00                    12652.50
                                                        12470.00                    11894.00                    12263.70
                                                        13572.00                    12554.00                    13122.70
                                                        13207.00                    12162.00                    12705.60
                                                        13046.00                    12102.00                    12913.20
                                                        12853.00                    11770.00                    12641.90
                                                        13798.00                    12514.00                    13596.60
                                                        14100.00                    12769.00                    14330.20
12/99                                                   15090.00                    13521.00                    15820.70
                                                        14349.00                    12842.00                    15078.90
                                                        14210.00                    12599.00                    15816.00
                                                        15981.00                    13830.00                    16948.10
                                                        15473.00                    13414.00                    16141.60
                                                        14903.00                    13139.00                    15328.80
                                                        15355.00                    13463.00                    16490.50
                                                        15248.00                    13253.00                    15803.00
                                                        16022.00                    14075.00                    17233.90
                                                        14392.00                    13333.00                    15603.70
                                                        14033.00                    13276.00                    14865.30
                                                        12480.00                    12230.00                    12674.10
12/00                                                   12382.00                    12290.00                    12273.10
                                                        13413.00                    12726.00                    13121.00
                                                        11352.00                    11566.00                    10893.40
                                                        10459.00                    10834.00                     9707.99
                                                        11687.00                    11675.00                    10935.80
                                                        11645.00                    11753.00                    10774.80
                                                        11048.00                    11467.00                    10525.30
                                                        10800.00                    11354.00                    10262.30
                                                         9877.00                    10644.00                     9423.07
                                                         9048.00                     9785.00                     8482.26
                                                         9466.00                     9972.00                     8927.28
                                                        10417.00                    10737.00                     9784.88
12/01                                                   10538.00                    10831.00                     9766.49
                                                         9995.00                    10673.00                     9593.96
                                                         9523.00                    10467.00                     9195.81
                                                         9946.00                    10861.00                     9513.88
                                                         9139.00                    10203.00                     8737.40
                                                         8956.00                    10128.00                     8526.02
                                                         8298.00                     9407.00                     7737.32
                                                         7703.00                     8674.00                     7311.96
                                                         7860.00                     8730.00                     7333.82
                                                         7089.00                     7782.00                     6573.09
                                                         7685.00                     8466.00                     7176.05
                                                         7884.00                     8964.00                     7565.82
12/02                                                    7267.00                     8438.00                     7043.20
                                                         7020.00                     8218.00                     6872.30
                                                         6905.00                     8095.00                     6840.74
                                                         7148.00                     8173.00                     6968.05
                                                         7810.00                     8846.00                     7483.25
                                                         8049.00                     9311.00                     7856.77
                                                         8020.00                     9430.00                     7964.96
                                                         8308.00                     9597.00                     8163.15
                                                         8442.00                     9783.00                     8366.18
                                                         8273.00                     9680.00                     8276.61
                                                         8742.00                    10227.00                     8741.49
                                                         8710.00                    10317.00                     8833.01
12/03                                                    8969.00                    10857.00                     9138.49
                                                         9210.00                    11056.00                     9325.11
                                                         9432.00                    11210.00                     9384.36
                                                         9377.00                    11041.00                     9210.28
                                                         9161.00                    10868.00                     9103.21
                                                         9308.00                    11017.00                     9272.88
                                                         9415.00                    11231.00                     9388.75
                                                         9124.00                    10859.00                     8857.99
                                                         9080.00                    10903.00                     8814.24
                                                         9241.00                    11021.00                     8898.07
                                                         9348.00                    11189.00                     9036.85
                                                         9702.00                    11642.00                     9347.70
12/04                                                   10004.00                    12038.00                     9714.21
                                                         9723.00                    11744.00                     9390.26
                                                         9865.00                    11991.00                     9490.19
                                                         9594.00                    11779.00                     9317.29
                                                         9370.00                    11556.00                     9139.86
                                                         9660.00                    11923.00                     9582.06
                                                         9641.00                    11940.00                     9546.74
                                                         9993.00                    12384.00                    10013.30
                                                         9974.00                    12271.00                     9884.38
                                                        10038.00                    12371.00                     9929.89
                                                         9929.00                    12164.00                     9833.38
                                                        10124.00                    12624.00                    10257.60
12/05                                                   10103.00                    12628.00                    10225.50
                                                        10252.00                    12963.00                    10405.00
                                                        10036.00                    12998.00                    10388.50
                                                        10181.00                    13160.00                    10541.90
                                                        10248.00                    13336.00                    10527.50
                                                         9862.00                    12953.00                    10170.70
6/06                                                     9924.00                    12970.00                    10130.50

    --- LARGECAP GROWTH IA                     --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $9,924  ending value                       $12,970 ending value

    -- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value
        $10,131 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.


You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 6/30/06)

                                                        SINCE
                            YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------------
LargeCap Growth IA         -1.77%   2.94%    -2.12%    -0.09%
--------------------------------------------------------------------
S&P 500 Index               2.71%   8.62%     2.49%     3.23%**
--------------------------------------------------------------------
Russell 1000 Growth Index  -0.93%   6.12%    -0.76%    -0.16%**
--------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

LOUIS A. HOLLAND
Managing Partner & Chief Investment Officer

MONICA L. WALKER
Partner & Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Large Cap Growth HLS Fund returned -1.77% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index, which returned 2.71% and the Russell 1000 Growth Index, which returned -0.93%, for the same period. The Fund outperformed the -2.44% return of the average fund in the Lipper Large Cap Growth Variable Annuity -- Underlying Funds Average peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The fund underperformed the general market S&P 500 Index due to both unfavorable sector allocation and stock selection.

Unfavorable sector allocation resulted from an overweight in information technology and health care, the two worst performing market sectors during the year, and from very little exposure to individual index holdings within the economy sensitive materials and industrials sectors that have risen sharply. The negative impact of these weighting decisions was partially mitigated by an overweight in the stellar performing energy sector.

Stock selection was challenging during the year, as good performance in select holdings was more than offset by unfavorable performance in others. Solid gains were achieved in most energy holdings, but index holdings performed better. In health care, Boston Scientific, a maker of medical devices, was hurt by concerns about its recent acquisition of Guidant and a recall of some of its cardiac rhythm products. While we continue to monitor these concerns, we believe the stock has likely bottomed. Teva Pharmaceuticals, a developer of generic and proprietary drugs, was one of the most significant contributors to fund performance last year. However, it has recently suffered because of the tactical moves that major pharmaceutical companies are making to stave off generic competition. We believe this is a short-term issue and continue to view the stock favorably longer-term.

Citrix Systems, a software provider, was the best performing holding and the most significant contributor to fund performance. The company continues to move into new arenas using existing competencies which has resulted in solid earnings and revenues. Yet, its contribution was more than offset by weakness in other technology holdings and a lack of participation in the positive momentum that has occurred through most of the year in technology communications equipment stocks.

--------------------------------------------------------------------------------

Goldman Sachs benefited from participation in a robust merger & acquisition and trading environment and was a top performer among financials. The stock was sold, since in our view, valuation had become extended. In contrast, the fund was overweighted in American International Group, which has been weak.

In consumer discretionary, Kohl's was up on strong sales momentum and Comcast rose on positive sentiment. Both were among the top performers. But, Cheesecake Factory fell on lowered earnings guidance due to a continued malaise in restaurant traffic.

WHAT IS THE OUTLOOK?

The U.S. stock market indexes reversed their 2006 positive trend, suffering losses during the second quarter as fears of rising interest rates and inflation caused considerable concern among investors. In May, the Federal Reserve (the
Fed) indicated that "some further policy firming may yet be needed" which acted to further raise investors' fears. However, the Fed has recently indicated that further rate increases will "depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information". This has given investors renewed hope of a possible pause in future rate increases. While future data will seemingly dictate the timing and level of further Fed rate increases, it will also impact how long investors' concerns will linger and/or when they may be allayed. Until clarity is attained, stock market returns may remain choppy.

As we have indicated previously, we expect real stock returns to return to their historical norm of 7% for large cap stocks and 9% for mid and small cap stocks as compared to the 15-16% compound annual rates of return experienced during the 20 years that ended in 2000. Our view is based on expectations that earnings per share growth rates will slow to the single-digit range for S&P 500 stocks as contrasted to double-digit growth rates experienced over the past several years. Additionally, we expect GDP growth of approximately 2-3% in the foreseeable future primarily because of the aging population and high energy prices, both of which impact discretionary spending which represents 70% of economic growth. Spending may also be affected by the historically high level of total credit market debt, higher interest rates, and a slowdown in housing. We remain cautious about the risk of inflation since history shows that rising inflation is negative for both stocks and bonds. The Fed admits that inflation readings have been elevated in recent months. However, they remain committed to raising interest rates to keep inflation in check.

In this environment of lower expectations, we continue to believe that our extensive investment experience and our investment strategy of purchasing high quality, reasonably priced, large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Consumer Cyclical                                           5.1%
-------------------------------------------------------------------
Consumer Staples                                            3.1
-------------------------------------------------------------------
Energy                                                     12.7
-------------------------------------------------------------------
Finance                                                    14.5
-------------------------------------------------------------------
Health Care                                                19.2
-------------------------------------------------------------------
Services                                                   10.7
-------------------------------------------------------------------
Technology                                                 29.3
-------------------------------------------------------------------
Transportation                                              0.9
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Short-Term Investments                                      0.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford MidCap Stock HLS Fund  inception 5/1/1998
(subadvised by Northern Capital Management LLC)


PERFORMANCE OVERVIEW 5/1/98 - 6/30/06
Growth of a $10,000 investment

(LINE GRAPH)

                                                                      MIDCAP STOCK IA                  S&P MIDCAP 400 INDEX
                                                                      ---------------                  --------------------
5/98                                                                      10000.00                           10000.00
                                                                           9541.00                            9550.00
                                                                           9490.00                            9611.00
                                                                           9144.00                            9238.00
                                                                           7428.00                            7519.00
                                                                           7916.00                            8220.00
                                                                           8298.00                            8955.00
                                                                           8779.00                            9402.00
12/98                                                                      9711.00                           10537.00
                                                                           9426.00                           10128.00
                                                                           8904.00                            9597.00
                                                                           9091.00                            9866.00
                                                                           9510.00                           10643.00
                                                                           9531.00                           10690.00
                                                                          10111.00                           11261.00
                                                                           9902.00                           11022.00
                                                                           9703.00                           10645.00
                                                                           9390.00                           10316.00
                                                                           9796.00                           10842.00
                                                                          10140.00                           11411.00
12/99                                                                     10776.00                           12089.00
                                                                          10322.00                           11748.00
                                                                          11146.00                           12571.00
                                                                          11915.00                           13623.00
                                                                          11515.00                           13147.00
                                                                          11299.00                           12983.00
                                                                          11542.00                           13174.00
                                                                          11563.00                           13382.00
                                                                          12725.00                           14877.00
                                                                          12375.00                           14776.00
                                                                          11994.00                           14275.00
                                                                          10767.00                           13197.00
12/00                                                                     11715.00                           14207.00
                                                                          11824.00                           14523.00
                                                                          10988.00                           13694.00
                                                                          10303.00                           12677.00
                                                                          11525.00                           14075.00
                                                                          11688.00                           14403.00
                                                                          11473.00                           14345.00
                                                                          11276.00                           14132.00
                                                                          10926.00                           13669.00
                                                                           9621.00                           11969.00
                                                                          10076.00                           12498.00
                                                                          10726.00                           13428.00
12/01                                                                     11227.00                           14121.00
                                                                          11192.00                           14046.00
                                                                          11266.00                           14064.00
                                                                          11966.00                           15068.00
                                                                          12033.00                           15002.00
                                                                          11861.00                           14751.00
                                                                          11097.00                           13672.00
                                                                          10030.00                           12346.00
                                                                          10104.00                           12408.00
                                                                           9380.00                           11408.00
                                                                           9677.00                           11902.00
                                                                          10009.00                           12591.00
12/02                                                                      9761.00                           12074.00
                                                                           9543.00                           11721.00
                                                                           9304.00                           11442.00
                                                                           9432.00                           11539.00
                                                                          10079.00                           12377.00
                                                                          10829.00                           13402.00
                                                                          10861.00                           13573.00
                                                                          11213.00                           14055.00
                                                                          11592.00                           14692.00
                                                                          11426.00                           14467.00
                                                                          12284.00                           15561.00
                                                                          12721.00                           16103.00
12/03                                                                     12791.00                           16375.00
                                                                          13002.00                           16730.00
                                                                          13199.00                           17132.00
                                                                          13210.00                           17205.00
                                                                          12682.00                           16640.00
                                                                          12936.00                           16985.00
                                                                          13225.00                           17372.00
                                                                          12668.00                           16561.00
                                                                          12555.00                           16518.00
                                                                          13102.00                           17007.00
                                                                          13303.00                           17279.00
                                                                          13838.00                           18308.00
12/04                                                                     14433.00                           19074.00
                                                                          13941.00                           18588.00
                                                                          14080.00                           19211.00
                                                                          13943.00                           18998.00
                                                                          13254.00                           18260.00
                                                                          13955.00                           19360.00
                                                                          14079.00                           19809.00
                                                                          14679.00                           20849.00
                                                                          14546.00                           20617.00
                                                                          14639.00                           20775.00
                                                                          14150.00                           20329.00
                                                                          15029.00                           21322.00
12/05                                                                     15089.00                           21469.00
                                                                          16066.00                           22734.00
                                                                          15938.00                           22544.00
                                                                          16607.00                           23107.00
                                                                          16676.00                           23432.00
                                                                          15731.00                           22375.00
6/06                                                                      15626.00                           22380.00

    --- MIDCAP STOCK IA                        --- S&P MIDCAP 400 INDEX
        $10,000 starting value                     $10,000 starting value
        $15,626 ending value                       $22,380 ending value

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(1) (as of 6/30/06)

                                                  SINCE
                      YTD*    1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
MidCap Stock IA       3.56%   10.99%   6.37%      5.62%
--------------------------------------------------------------
S&P MidCap 400 Index  4.24%   12.98%   9.30%    10.36%**
--------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

DANIEL T. MURPHY, CFA
President and Chief Investment Officer

BRIAN A. HELLMER, CFA
Senior Vice President and Director of Research

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford MidCap Stock HLS Fund returned 3.56% for the six-month period ended June 30, 2006, underperformed its benchmark, the S&P MidCap 400 Index, which returned 4.24%. The Fund did however outperform the 3.00% return of the average fund in the Lipper MidCap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Our best performing sectors were energy, telecom, media & internet and industrials which were up 16.9%, 14.6% and 12.3% respectively. The strong performance in energy came primarily from our positions in Cameco and Weatherford International. Cameco continues to benefit from the growing interest in nuclear fuels while demand for Weatherford's oilfield services remains robust with oil above $70 per barrel. The gains in telecom, media & internet resulted from an 81% return from Akamai, a company that is benefiting from exploding growth in demand for video over the internet.

The relative performance of our technology holdings was also a positive contributor as our companies were up 4.5% versus a 0.9% decline in the index holdings. The main contributors were Polycom (video conferencing), MEMC Electronics (semiconductor wafers and polysilicon), Amphenol (connectors) and Network Appliance (storage). The strength in these areas was partially offset by weakness in materials (underweighted), financials (H&R Block and Fidelity National) and healthcare (Omnicare, Biomet and Valeant). While overall technology holdings outperformed, the portfolio was negatively impacted by weakness in Jabil (-30%) and Avnet (-20%) as each was down on concerns about inventory levels and future sales prospects. The same was also true in the consumer discretionary area where we benefited from our underexposure to the housing stocks but were hurt by Royal Caribbean which was down 15%.

WHAT IS THE OUTLOOK?

While concerned about the political instability in the middle-east, barring a significant escalation in the scope of the conflict we do not believe that these events will lead to a recession in the U.S. economy. However, it is likely that higher interest rates, higher energy prices and a weak real estate market will dampen consumer spending from its torrid pace over the last two years. We forecast the net effect will be a modest negative impact on economic growth, which should be beneficial to the equity markets as Federal Reserve (the Fed) will not need to make any additional rate increases. Importantly, we also expect overall profit growth to remain near 10% for the foreseeable future, adding more support to the case for investors to rotate back to U.S. equities.

Our largest relative sector exposures remain in technology and healthcare as we continue to find a significant number of attractive companies in these areas. Conversely, we are underweighted to the consumer durables and industrials as we believe these companies will face an increasingly difficult time growing their earnings as the

--------------------------------------------------------------------------------

economy slows. Some of our largest individual holdings remain: Kinetic Concepts who is gaining share in the wound care segment and will further benefit from what we expect will be a positive ruling in their patent litigation; Rockwell Automation who continues to see robust demand for products used in the build-out of the emerging world; NII Holdings who is among the fast growing wireless providers in Latin America; and Harman International, a leading consumer electronics manufacturer poised to benefit from a proprietary system to integrate audio/video and navigation systems within automobiles. In each case, we believe investors are underestimating future growth potential and, at current prices, the stocks offer very compelling return potential.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.9%
-------------------------------------------------------------------
Capital Goods                                               4.9
-------------------------------------------------------------------
Consumer Cyclical                                           8.2
-------------------------------------------------------------------
Consumer Staples                                            1.1
-------------------------------------------------------------------
Energy                                                      8.1
-------------------------------------------------------------------
Finance                                                     7.0
-------------------------------------------------------------------
Health Care                                                18.1
-------------------------------------------------------------------
Services                                                   11.8
-------------------------------------------------------------------
Technology                                                 27.4
-------------------------------------------------------------------
Transportation                                              1.7
-------------------------------------------------------------------
Short-Term Investments                                      2.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.8)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Mortgage Securities HLS Fund  inception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                LEHMAN MORTGAGE BACKED SECURITIES
                                                                  MORTGAGE SECURITIES IA                      INDEX
                                                                  ----------------------        ---------------------------------
6/96                                                                     10000.00                           10000.00
                                                                         10034.00                           10037.00
                                                                         10047.00                           10037.00
                                                                         10205.00                           10205.00
                                                                         10404.00                           10405.00
                                                                         10558.00                           10554.00
12/96                                                                    10506.00                           10498.00
                                                                         10573.00                           10576.00
                                                                         10599.00                           10612.00
                                                                         10508.00                           10512.00
                                                                         10671.00                           10679.00
                                                                         10766.00                           10784.00
                                                                         10883.00                           10910.00
                                                                         11092.00                           11115.00
                                                                         11066.00                           11089.00
                                                                         11202.00                           11229.00
                                                                         11323.00                           11354.00
                                                                         11353.00                           11391.00
12/97                                                                    11453.00                           11495.00
                                                                         11567.00                           11609.00
                                                                         11583.00                           11634.00
                                                                         11627.00                           11683.00
                                                                         11693.00                           11749.00
                                                                         11783.00                           11827.00
                                                                         11837.00                           11884.00
                                                                         11899.00                           11944.00
                                                                         12021.00                           12053.00
                                                                         12149.00                           12198.00
                                                                         12121.00                           12182.00
                                                                         12179.00                           12243.00
12/98                                                                    12223.00                           12295.00
                                                                         12298.00                           12382.00
                                                                         12259.00                           12334.00
                                                                         12335.00                           12416.00
                                                                         12388.00                           12474.00
                                                                         12304.00                           12404.00
                                                                         12250.00                           12360.00
                                                                         12187.00                           12276.00
                                                                         12199.00                           12276.00
                                                                         12378.00                           12475.00
                                                                         12425.00                           12547.00
                                                                         12438.00                           12554.00
12/99                                                                    12408.00                           12523.00
                                                                         12326.00                           12415.00
                                                                         12448.00                           12559.00
                                                                         12569.00                           12696.00
                                                                         12574.00                           12705.00
                                                                         12594.00                           12710.00
                                                                         12824.00                           12982.00
                                                                         12901.00                           13065.00
                                                                         13077.00                           13264.00
                                                                         13200.00                           13401.00
                                                                         13277.00                           13497.00
                                                                         13494.00                           13700.00
12/00                                                                    13684.00                           13921.00
                                                                         13876.00                           14138.00
                                                                         13959.00                           14219.00
                                                                         14042.00                           14301.00
                                                                         14037.00                           14321.00
                                                                         14102.00                           14416.00
                                                                         14126.00                           14447.00
                                                                         14374.00                           14703.00
                                                                         14481.00                           14833.00
                                                                         14667.00                           15055.00
                                                                         14860.00                           15263.00
                                                                         14757.00                           15122.00
12/01                                                                    14710.00                           15065.00
                                                                         14832.00                           15205.00
                                                                         14967.00                           15378.00
                                                                         14823.00                           15215.00
                                                                         15086.00                           15503.00
                                                                         15184.00                           15616.00
                                                                         15286.00                           15744.00
                                                                         15473.00                           15925.00
                                                                         15607.00                           16050.00
                                                                         15743.00                           16164.00
                                                                         15762.00                           16225.00
                                                                         15763.00                           16214.00
12/02                                                                    15910.00                           16383.00
                                                                         15970.00                           16423.00
                                                                         16058.00                           16533.00
                                                                         16048.00                           16534.00
                                                                         16109.00                           16603.00
                                                                         16144.00                           16617.00
                                                                         16148.00                           16643.00
                                                                         15819.00                           16332.00
                                                                         15926.00                           16448.00
                                                                         16154.00                           16728.00
                                                                         16111.00                           16669.00
                                                                         16156.00                           16704.00
12/03                                                                    16274.00                           16883.00
                                                                         16391.00                           16989.00
                                                                         16520.00                           17132.00
                                                                         16590.00                           17207.00
                                                                         16312.00                           16901.00
                                                                         16266.00                           16864.00
                                                                         16371.00                           17012.00
                                                                         16520.00                           17165.00
                                                                         16759.00                           17430.00
                                                                         16794.00                           17456.00
                                                                         16919.00                           17597.00
                                                                         16841.00                           17553.00
12/04                                                                    16944.00                           17676.00
                                                                         17037.00                           17770.00
                                                                         16949.00                           17688.00
                                                                         16916.00                           17654.00
                                                                         17105.00                           17850.00
                                                                         17222.00                           17991.00
                                                                         17286.00                           18056.00
                                                                         17205.00                           17966.00
                                                                         17354.00                           18126.00
                                                                         17257.00                           18030.00
                                                                         17162.00                           17903.00
                                                                         17213.00                           17962.00
12/05                                                                    17345.00                           18138.00
                                                                         17379.00                           18196.00
                                                                         17440.00                           18281.00
                                                                         17320.00                           18126.00
                                                                         17317.00                           18128.00
                                                                         17295.00                           18093.00
6/06                                                                     17321.00                           18128.00

    --- MORTGAGE SECURITIES IA             --- LEHMAN BROTHERS MORTGAGE BACKED
        $10,000 starting value                 SECURITIES INDEX
        $17,321 ending value                   $10,000 starting value
                                               $18,128 ending value

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                         YTD*   1 YEAR  5 YEAR  10 YEAR
------------------------------------------------------------
Mortgage Securities IA  -0.14%   0.20%   4.16%    5.65%
------------------------------------------------------------
Mortgage Securities
  IB(3)                 -0.26%  -0.05%   3.91%    5.39%
------------------------------------------------------------
Lehman Mortgage Backed
  Securities Index      -0.06%   0.40%   4.64%    6.13%
------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA
Senior Vice President

RUSSELL M. REGENAUER
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Mortgage HLS Fund returned -0.14% on a net basis for the six-month period ended June 30, 2006, slightly underperforming its benchmark, the Lehman Brothers Mortgage Backed Securities Index, which declined 0.06% for the same period. The Fund also outperformed the 0.20% loss of the average fund in the Lipper U.S. Mortgage Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the first two quarters of the year, the Federal Reserve (the Fed) raised its Federal Funds Target Rate four times, resulting in 17 consecutive rate hikes since the summer of 2004. These actions were a result of the condition of the U.S. economy and the financial markets. Record high energy prices, concerns of a weakening U.S. Dollar, an improving job market and signs of strong economic growth led the Fed to believe that it must continue tightening the money supply in order to restrain inflation. Despite these inflation concerns, early in the year investors appeared confident that inflation could be contained without restricting the growth of the economy. However, by the close of the second quarter, it was apparent historically high gasoline prices and the cooling housing market were beginning to take a toll upon consumers, leading to fears that the economy might slow. Furthermore, high oil prices, tight labor markets and a reduction in global liquidity fueled higher inflation expectations.

Overall, the rising interest rates were detrimental to the performance of fixed income bonds, since the principal value of fixed income securities fall as interest rates rise. For the first two quarters of 2006, the U.S. Treasuries and Investment Grade Bond groups posted negative returns. Due to its very low sensitivity to changes in interest rates, cash, as measured by three month T-Bills, outperformed most bond sectors for the period. Although the yields of all maturities rose during the period, the yield curve remained fairly flat, with short-term instruments paying yields that approached the levels of longer-maturity issues.

The Mortgage Securities HLS Fund slightly lagged its benchmark, the Lehman Brothers Mortgage Backed Securities Index, for the first six months of the year, but outperformed it gross of fees. This solid performance was due in part to its lower sensitivity (duration) to changes in interest rates. Having anticipated the need for the Fed to continue rising interest rates, we intentionally maintained a shorter-than-index duration. Another key contributor to the Fund's outperformance was its out-of-index allocations. In

--------------------------------------------------------------------------------

particular, the Fund maintained allocations to Commercial Mortgage-Backed Securities (CMBS) and Asset-Backed Securities (ABS). The allocations added portfolio diversification and incremental value. Although in the second quarter the premiums for CMBS and ABS over Treasuries increased, thereby decreasing their relative value, these sectors still outperformed the Mortgage Backed Securities (MBS) sector. Within the MBS sector, allocations to hybrid adjustable-rate mortgages and Collateralized Mortgage Obligation (CMO) contributed to performance. Additionally, an underweight to 30 collateral issues and an overweight to higher coupon MBS added to return. During the period, the trading of Treasuries to manage duration also enhanced return.
WHAT IS THE OUTLOOK?

We begin the third quarter with the portfolio positioned for higher rates. We expect trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires. During the second quarter, we added to the positions in Small Business Administration (SBA) loans, which carry the full faith and credit of the U.S. Government. Some CMBS securities were sold to fund the SBA purchase. Currently, the portfolio is defensively positioned for higher rates (short duration and in higher premium MBS), increased volatility and a widening of MBS spreads (increase in premiums over Treasurys). While our outlook is for slightly higher interest rates and continued economic growth, there is a risk that the Fed may over-tighten its monetary policy and send the economy into a sharper than expected slowdown.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Asset & Commercial Mortgage Backed Securities              23.0%
-------------------------------------------------------------------
U.S. Government Agencies                                   77.0
-------------------------------------------------------------------
U.S. Government Securities                                  3.3
-------------------------------------------------------------------
Short-Term Investments                                      4.0
-------------------------------------------------------------------
Other Assets & Liabilities                                 (7.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of June 30, 2006

                                                      PERCENTAGE OF
RATING                                                 NET ASSETS
-------------------------------------------------------------------
AAA                                                        91.7%
-------------------------------------------------------------------
AA                                                          3.8
-------------------------------------------------------------------
A                                                           1.2
-------------------------------------------------------------------
NR                                                          3.3
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

Hartford SmallCap Growth HLS Fund  inception 5/2/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
6/96                                                                      10000.00                           10000.00
                                                                           9096.00                            8779.00
                                                                           9767.00                            9429.00
                                                                          10461.00                            9915.00
                                                                           9672.00                            9487.00
                                                                           9659.00                            9751.00
12/96                                                                      9318.00                            9941.00
                                                                           9215.00                           10189.00
                                                                           8173.00                            9574.00
                                                                           7535.00                            8898.00
                                                                           7316.00                            8795.00
                                                                           8552.00                           10117.00
12/97                                                                      8803.00                           10460.00
                                                                           9286.00                           10996.00
                                                                           9069.00                           11326.00
                                                                           9671.00                           12230.00
                                                                           9250.00                           11496.00
                                                                           9230.00                           11222.00
                                                                           9451.00                           11228.00
                                                                           9264.00                           11078.00
                                                                          10267.00                           12056.00
                                                                          10928.00                           12562.00
                                                                          10901.00                           12639.00
                                                                          10337.00                           11721.00
12/98                                                                     10742.00                           11840.00
                                                                           9951.00                           10852.00
                                                                           7900.00                            8347.00
                                                                           8396.00                            9193.00
                                                                           8974.00                            9672.00
                                                                          10082.00                           10423.00
                                                                          11451.00                           11366.00
                                                                          12283.00                           11877.00
                                                                          10747.00                           10791.00
                                                                          11569.00                           11175.00
                                                                          12004.00                           12162.00
                                                                          12115.00                           12181.00
12/99                                                                     13719.00                           12823.00
                                                                          13972.00                           12426.00
                                                                          14287.00                           11962.00
                                                                          14909.00                           12192.00
                                                                          17040.00                           12505.00
                                                                          19090.00                           13827.00
                                                                          23963.00                           16264.00
                                                                          24330.00                           16112.00
                                                                          33657.00                           19861.00
                                                                          30376.00                           17773.00
                                                                          25433.00                           15979.00
                                                                          21816.00                           14580.00
12/00                                                                     26847.00                           16463.00
                                                                          24869.00                           15052.00
                                                                          29770.00                           16636.00
                                                                          28084.00                           15809.00
                                                                          25539.00                           14526.00
                                                                          18388.00                           11888.00
                                                                          20349.00                           12616.00
                                                                          20668.00                           13637.00
                                                                          16941.00                           11768.00
                                                                          15238.00                           10698.00
                                                                          16719.00                           12007.00
                                                                          16718.00                           12286.00
12/01                                                                     17359.00                           12621.00
                                                                          16112.00                           11544.00
                                                                          15069.00                           10823.00
                                                                          12295.00                            9077.00
                                                                          13541.00                            9950.00
                                                                          15063.00                           10780.00
                                                                          16244.00                           11452.00
                                                                          15727.00                           11044.00
                                                                          14860.00                           10329.00
                                                                          16396.00                           11227.00
                                                                          15707.00                           10984.00
                                                                          14608.00                           10342.00
12/02                                                                     13250.00                            9465.00
                                                                          11459.00                            8010.00
                                                                          11429.00                            8006.00
                                                                          10485.00                            7428.00
                                                                          11305.00                            7804.00
                                                                          12540.00                            8577.00
                                                                          11560.00                            7986.00
                                                                          11185.00                            7768.00
                                                                          10687.00                            7561.00
                                                                          10826.00                            7675.00
                                                                          11828.00                            8402.00
                                                                          13214.00                            9349.00
12/03                                                                     13560.00                            9529.00
                                                                          14484.00                           10249.00
                                                                          15485.00                           10800.00
                                                                          15499.00                           10526.00
                                                                          16672.00                           11436.00
                                                                          17099.00                           11809.00
                                                                          17347.00                           11861.00
                                                                          18386.00                           12485.00
                                                                          18360.00                           12465.00
                                                                          18219.00                           12524.00
                                                                          17416.00                           11895.00
                                                                          17610.00                           12131.00
12/04                                                                     18200.00                           12535.00
                                                                          16742.00                           11410.00
                                                                          16508.00                           11164.00
                                                                          17407.00                           11782.00
                                                                          17966.00                           12068.00
                                                                          19209.00                           13088.00
                                                                          20023.00                           13558.00
                                                                          19141.00                           12948.00
                                                                          19681.00                           13125.00
                                                                          19443.00                           12633.00
                                                                          18567.00                           11829.00
                                                                          19934.00                           12663.00
12/05                                                                     20527.00                           13072.00
                                                                          21933.00                           13986.00
                                                                          21557.00                           13789.00
                                                                          21541.00                           13898.00
                                                                          20824.00                           13385.00
                                                                          22075.00                           14142.00
                                                                          22230.00                           14121.00
                                                                          23940.00                           15484.00
                                                                          23579.00                           15401.00
                                                                          24311.00                           16150.00
                                                                          23971.00                           16103.00
                                                                          22299.00                           14970.00
6/06                                                                      22374.00                           14979.00

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $22,374 ending value                       $14,979 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies which higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                           YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------
SmallCap Growth IA         0.65%   9.00%   5.21%    8.39%
--------------------------------------------------------------
SmallCap Growth IB(2)      0.52%   8.73%   4.96%    8.12%
--------------------------------------------------------------
Russell 2000 Growth Index  6.07%  14.58%   3.49%    4.12%
--------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President

DORIS T. DWYER
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Small Cap Growth HLS Fund returned 0.65% for the six-month period ended June 30, 2006, underperforming its benchmark, the Russell 2000 Growth Index, which returned 6.07% for the same period. The Fund also underperformed the 5.26% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets started off with a strong first quarter. They trended lower during the second quarter as a result of the housing market correction, climbing oil prices and continued interest rate hikes by the Federal Reserve. Despite somewhat renewed growth in manufacturing and service sectors, and a higher-than-expected level of U.S. productivity, GDP growth came in below forecasts, and consumer confidence slipped after reaching a four-year high in April.

During the period, small cap stocks returns led those of the broader market, outperforming both mid cap and large cap stocks. The Russell 2000 Growth's 6.1% return outperformed the S&P Mid-Cap 400 and the S&P 500, which returned 4.2% and 2.7%, respectively. Growth stocks underperformed Value. Within the Russell 2000 Growth, the Energy, Consumer Staples and Materials sectors were the absolute leaders for the period. Firms with low earnings quality and high valuations sold off, reversing much of their speculative run from the first quarter of the year.

Within this weak market environment, the Fund's relative performance trailed the benchmark due to poor security selection. Stock selection was weakest within the Health Care, Consumer Discretionary and Financials Sectors. Strong security selection within the Materials sector helped to offset some of the negative performance.

Top detractors from the Fund's relative and absolute performance for the period included Scottish Re Group (Financials), NPS Pharmaceuticals (Health Care), and Standard Pacific (Consumer Discretionary). Insurance company Scottish Re Group shares fell 12% after reporting disappointing first quarter net operating income, down by approximately half. Uncertainty regarding the timing of approval of NPS Pharmaceuticals' osteoporosis drug Preos led to a sharp decline in its stock price. Shares of home builder Standard Pacific were hurt after the company announced plans to cut its full-year earnings guidance. Fundamentally the company is less exposed than most homebuilders to vulnerable holdings and its balance sheet remains solid. However, the negative sentiment in the market continued and headline risk remains a burden home builders overall. Also among top detractors from the Fund's absolute performance was CV Therapeutic (Health
Care).

--------------------------------------------------------------------------------

Initial sales of the company's newly approved Angina drug were tepid, disappointing marketplace expectations.

Among the stocks that were the largest contributors to both relative and absolute performance were Frontier Oil Corporation (Energy), MEMC Electronic Materials (Information Technology), and Carpenter Technology (Materials). Frontier Oil Corp declared its most profitable quarter boosted by the continuing strong refining margins. Silicon wafer maker MEMC Electronic Materials shares climbed after announcing its intent to supply Taiwanese solar-cell maker Motech with solar wafers. Carpenter Technology, maker of corrosion-resistant materials, gained after reporting solid quarterly profits driven by strong aerospace sales. Among other positive absolute contributors was Digital River Inc (Information Technology). The company reported profits were up but fell short of increased earnings guidance previously reported.
WHAT IS THE OUTLOOK?
We expect decelerating real estate prices to have a broad and meaningful impact on the consumption outlook, as the pace of mortgage equity withdrawal diminishes. We believe this will take place against a backdrop of resilient productivity and diminishing cost pressures. Thus, cyclical pressures on U.S. inflation are beginning to ease, but the odds of the Fed over-tightening have gone up. At the end of the period the Fund was overweight Information Technology, and Financials, and underweight in the Consumer Staples and Consumer Discretionary sectors relative to the benchmark.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.2%
-------------------------------------------------------------------
Capital Goods                                               4.2
-------------------------------------------------------------------
Consumer Cyclical                                           9.9
-------------------------------------------------------------------
Energy                                                      8.2
-------------------------------------------------------------------
Finance                                                    11.9
-------------------------------------------------------------------
Health Care                                                13.5
-------------------------------------------------------------------
Services                                                   13.7
-------------------------------------------------------------------
Technology                                                 25.2
-------------------------------------------------------------------
Transportation                                              5.8
-------------------------------------------------------------------
Short-Term Investments                                     33.5
-------------------------------------------------------------------
Other Assets & Liabilities                                (32.1)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford SmallCap Value HLS Fund***  inception 5/1/1998
(subadvised by: Kayne Anderson Rudnick Investment Management, LLC
                Metropolitan West Capital Management, LLC
                SSgA Funds Management, Inc.
PERFORMANCE OVERVIEW 5/1/98 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     SMALLCAP VALUE IA               RUSSELL 2000 VALUE INDEX
                                                                     -----------------               ------------------------
5/98                                                                      10000.00                           10000.00
                                                                           9579.00                            9646.00
                                                                           9640.00                            9591.00
                                                                           9231.00                            8840.00
                                                                           7641.00                            7456.00
                                                                           8136.00                            7877.00
                                                                           9042.00                            8111.00
                                                                           9179.00                            8330.00
12/98                                                                      9452.00                            8591.00
                                                                           9451.00                            8396.00
                                                                           8755.00                            7823.00
                                                                           8851.00                            7759.00
                                                                          10051.00                            8467.00
                                                                          10481.00                            8727.00
                                                                          10993.00                            9043.00
                                                                          10735.00                            8829.00
                                                                          10351.00                            8506.00
                                                                          10298.00                            8336.00
                                                                          10172.00                            8169.00
                                                                          10497.00                            8211.00
12/99                                                                     10901.00                            8464.00
                                                                          10464.00                            8242.00
                                                                          10391.00                            8746.00
                                                                          11268.00                            8787.00
                                                                          11273.00                            8839.00
                                                                          11640.00                            8704.00
                                                                          11271.00                            8959.00
                                                                          11687.00                            9257.00
                                                                          12659.00                            9671.00
                                                                          12472.00                            9616.00
                                                                          12663.00                            9582.00
                                                                          12448.00                            9387.00
12/00                                                                     13844.00                           10395.00
                                                                          14669.00                           10682.00
                                                                          14436.00                           10668.00
                                                                          14125.00                           10497.00
                                                                          15107.00                           10982.00
                                                                          15506.00                           11265.00
                                                                          16109.00                           11718.00
                                                                          15838.00                           11455.00
                                                                          15572.00                           11416.00
                                                                          13412.00                           10155.00
                                                                          14384.00                           10421.00
                                                                          15633.00                           11169.00
12/01                                                                     16753.00                           11853.00
                                                                          16975.00                           12011.00
                                                                          16888.00                           12084.00
                                                                          18013.00                           12989.00
                                                                          18229.00                           13446.00
                                                                          17426.00                           13001.00
                                                                          17032.00                           12713.00
                                                                          14634.00                           10824.00
                                                                          14629.00                           10777.00
                                                                          13061.00                           10007.00
                                                                          13409.00                           10157.00
                                                                          14787.00                           10968.00
12/02                                                                     14212.00                           10500.00
                                                                          13853.00                           10204.00
                                                                          13535.00                            9861.00
                                                                          13618.00                            9966.00
                                                                          14598.00                           10913.00
                                                                          15862.00                           12027.00
                                                                          15979.00                           12231.00
                                                                          16785.00                           12841.00
                                                                          17643.00                           13329.00
                                                                          17167.00                           13176.00
                                                                          18154.00                           14250.00
                                                                          18772.00                           14797.00
12/03                                                                     19677.00                           15332.00
                                                                          20076.00                           15862.00
                                                                          20382.00                           16169.00
                                                                          20641.00                           16393.00
                                                                          19965.00                           15545.00
                                                                          20100.00                           15732.00
                                                                          20907.00                           16531.00
                                                                          20071.00                           15771.00
                                                                          20261.00                           15926.00
                                                                          20792.00                           16556.00
                                                                          21057.00                           16813.00
                                                                          22146.00                           18305.00
12/04                                                                     22429.00                           18742.00
                                                                          21766.00                           18017.00
                                                                          22569.00                           18375.00
                                                                          22337.00                           17997.00
                                                                          21432.00                           17068.00
                                                                          22228.00                           18109.00
                                                                          22983.00                           18910.00
                                                                          24123.00                           19986.00
                                                                          23703.00                           19527.00
                                                                          23977.00                           19495.00
                                                                          23330.00                           19005.00
                                                                          24313.00                           19776.00
12/05                                                                     24249.00                           19625.00
                                                                          25516.00                           21247.00
                                                                          25123.00                           21246.00
                                                                          26028.00                           22275.00
                                                                          26071.00                           22335.00
                                                                          25350.00                           21410.00
6/06                                                                      25766.00                           21673.00

    --- SMALLCAP VALUE IA                      --- RUSSELL 2000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $25,766 ending value                       $21,673 ending value

RUSSELL 2000 VALUE INDEX is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower. AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                      SINCE
                         YTD*    1 YEAR   5 YEAR    INCEPTION
------------------------------------------------------------------
SmallCap Value IA        6.26%   12.11%    9.85%     12.28%
------------------------------------------------------------------
SmallCap Value IB(3)     6.12%   11.83%    9.63%     12.04%
------------------------------------------------------------------
Russell 2000 Value
  Index                 10.44%   14.61%   13.09%     9.93%**
------------------------------------------------------------------

 * Year to date returns ("YTD") are not annualized.
** Return is from 4/30/98.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

*** On March 20, 2006, Janus Capital Management LLC and Perkins,
    Wolf, McDonnell and Company, LLC were terminated as subadvisers to the Fund. They were replaced by Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc., with each subadviser responsible for managing a sleeve of the Fund.

PORTFOLIO MANAGERS

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
ROBERT A. SCHWARZKOPF, CFA     SANDI L. GLEASON, CFA
Managing Director

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC
GARY W. LISENBEE
President

SSGA FUNDS MANAGEMENT, INC.

RIC THOMAS, CFA
Principal

CHUCK MARTIN, CFA
Principal

JOHN O'CONNELL
Principal

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of Hartford Small Cap Value HLS Fund returned 6.26% for the six-month period ended June 30, 2006. The Fund underperformed the 10.44% return of the Russell 2000 Value Index and the 8.09% return of the Lipper Small Cap Value peer group average.

WHY DID THE FUND PERFORM THIS WAY?

Small cap value stocks using the Russell 2000 Value index rose significantly during the first quarter increasing 13.51%. The Russell 2000 Value index then decreased 2.70% during the second quarter on concerns about rising oil prices and further Fed interest rate hike. For the six month period, Materials and Telecommunication Services were the top performing sectors. Consumer Discretionary and Health Care, while still posting positive results, were the laggards.

During the period, Kayne Anderson Rudnick, Metropolitan West Capital and SSgA Funds Management replaced Janus Capital and Perkins, Wolf, McDonnell and Company as subadvisors for the fund on March 20, 2006. The second quarter was the first full quarter for the new subadvisors. During this quarter, the complementary style of the three subadvisors blended well and the fund outperformed both its benchmark and Lipper peer group.

Stock selection was the primary driver of our performance during the six month period. Overall, Energy was our largest contributor

--------------------------------------------------------------------------------

to relative performance. In particular, Oceaneering International (provider of underwater products and services to the oil and gas industry) and World Fuel Services (marine and aviation fuel products and services) were top performers as a result of posting strong quarterly financial results. Other strong performers for the fund included Diagnostic Products (a medical equipment manufacturer) and Kaydon (a machinery company). Diagnostic rose after agreeing to be purchased by Siemans while Kaydon posted better than expected earnings.

Detractors from performance included Herley Industries (a supplier of microwave products and systems), USA Truck (a medium load truckload carrier) and Threshold Pharmaceuticals (a biotechnology company). Herley fell on earnings concerns and legal issues and we sold our position in June. USA Truck dropped on the market's short-term reaction to the settlement of outstanding insurance claims. We maintained our position in the stock as long term fundamentals still are strong. Threshold Pharmaceuticals declined significantly due to the FDA putting one of its leading drug's clinical trial tests on hold. We have eliminated our position in Threshold.

WHAT IS THE OUTLOOK?

With seventeen consecutive interest-rate increases by the Federal Reserve and a maturing economic recovery, corporate earnings growth should continue to moderate. The combination of decelerating corporate earnings growth and rising short and long-term interest rates has historically favored high-quality investments, as investors rotate towards safer, less interest-rate-sensitive assets. We expect this slowdown in earnings growth to benefit high-quality companies with reliable growth, such as those in our portfolio, more than low-quality companies with cyclical earnings.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             8.6%
-------------------------------------------------------------------
Capital Goods                                               7.5
-------------------------------------------------------------------
Consumer Cyclical                                          10.7
-------------------------------------------------------------------
Consumer Staples                                            1.3
-------------------------------------------------------------------
Energy                                                      3.9
-------------------------------------------------------------------
Finance                                                    27.3
-------------------------------------------------------------------
Health Care                                                 5.2
-------------------------------------------------------------------
Services                                                   14.3
-------------------------------------------------------------------
Technology                                                 11.2
-------------------------------------------------------------------
Transportation                                              5.0
-------------------------------------------------------------------
Utilities                                                   1.6
-------------------------------------------------------------------
Short-Term Investments                                      2.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Stock HLS Fund  inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
6/96                                                                      10000.00                           10000.00
                                                                           9661.00                            9558.00
                                                                           9801.00                            9760.00
                                                                          10346.00                           10309.00
                                                                          10567.00                           10593.00
                                                                          11387.00                           11393.00
                                                                          11121.00                           11168.00
                                                                          11821.00                           11865.00
                                                                          11880.00                           11958.00
                                                                          11473.00                           11468.00
                                                                          12138.00                           12152.00
                                                                          12867.00                           12891.00
6/97                                                                      13574.00                           13468.00
                                                                          14559.00                           14539.00
                                                                          13635.00                           13725.00
                                                                          14355.00                           14477.00
                                                                          13887.00                           13994.00
                                                                          14490.00                           14641.00
                                                                          14611.00                           14892.00
                                                                          14793.00                           15057.00
                                                                          15915.00                           16142.00
                                                                          16806.00                           16968.00
                                                                          17180.00                           17139.00
                                                                          16886.00                           16845.00
6/98                                                                      17731.00                           17528.00
                                                                          17899.00                           17342.00
                                                                          15279.00                           14835.00
                                                                          15962.00                           15786.00
                                                                          17401.00                           17068.00
                                                                          18474.00                           18102.00
                                                                          19501.00                           19145.00
                                                                          20100.00                           19946.00
                                                                          19649.00                           19326.00
                                                                          20538.00                           20099.00
                                                                          21391.00                           20877.00
                                                                          20725.00                           20385.00
6/99                                                                      22048.00                           21516.00
                                                                          21418.00                           20844.00
                                                                          21158.00                           20740.00
                                                                          20625.00                           20172.00
                                                                          21749.00                           21448.00
                                                                          22062.00                           21884.00
                                                                          23359.00                           23173.00
                                                                          22094.00                           22009.00
                                                                          21742.00                           21592.00
                                                                          23989.00                           23703.00
                                                                          23278.00                           22990.00
                                                                          22859.00                           22519.00
6/00                                                                      23134.00                           23074.00
                                                                          22682.00                           22713.00
                                                                          23802.00                           24123.00
                                                                          22737.00                           22850.00
                                                                          22868.00                           22753.00
                                                                          21484.00                           20961.00
                                                                          21714.00                           21063.00
                                                                          22294.00                           21810.00
                                                                          20733.00                           19823.00
                                                                          19313.00                           18568.00
                                                                          20735.00                           20009.00
                                                                          20908.00                           20143.00
6/01                                                                      20011.00                           19653.00
                                                                          19783.00                           19460.00
                                                                          18414.00                           18243.00
                                                                          17132.00                           16770.00
                                                                          17549.00                           17090.00
                                                                          18919.00                           18401.00
                                                                          19058.00                           18563.00
                                                                          18590.00                           18292.00
                                                                          18324.00                           17940.00
                                                                          18990.00                           18614.00
                                                                          17357.00                           17486.00
                                                                          17110.00                           17358.00
6/02                                                                      15902.00                           16122.00
                                                                          14917.00                           14866.00
                                                                          14793.00                           14963.00
                                                                          13151.00                           13338.00
                                                                          14345.00                           14510.00
                                                                          15427.00                           15363.00
                                                                          14437.00                           14462.00
                                                                          14060.00                           14084.00
                                                                          13783.00                           13873.00
                                                                          13840.00                           14007.00
                                                                          14900.00                           15160.00
                                                                          15632.00                           15958.00
6/03                                                                      15865.00                           16163.00
                                                                          16265.00                           16448.00
                                                                          16480.00                           16768.00
                                                                          16215.00                           16590.00
                                                                          17074.00                           17528.00
                                                                          17234.00                           17682.00
                                                                          18259.00                           18608.00
                                                                          18355.00                           18950.00
                                                                          18494.00                           19213.00
                                                                          18174.00                           18923.00
                                                                          17935.00                           18627.00
                                                                          18172.00                           18882.00
6/04                                                                      18572.00                           19249.00
                                                                          17909.00                           18612.00
                                                                          17923.00                           18686.00
                                                                          17865.00                           18889.00
                                                                          17841.00                           19177.00
                                                                          18412.00                           19953.00
                                                                          19020.00                           20632.00
                                                                          18686.00                           20129.00
                                                                          19082.00                           20552.00
                                                                          18538.00                           20189.00
                                                                          18368.00                           19806.00
                                                                          18999.00                           20436.00
6/05                                                                      18962.00                           20465.00
                                                                          19820.00                           21226.00
                                                                          19876.00                           21032.00
                                                                          20094.00                           21202.00
                                                                          19849.00                           20849.00
                                                                          20671.00                           21636.00
                                                                          20850.00                           21644.00
                                                                          21504.00                           22217.00
                                                                          21431.00                           22277.00
                                                                          21687.00                           22554.00
                                                                          22045.00                           22857.00
                                                                          21379.00                           22200.00
6/06                                                                      21047.00                           22230.00

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $21,047 ending value                       $22,230 ending value

S&P 500 is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

               YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------
Stock IA       0.95%  11.00%   1.02%    7.73%
--------------------------------------------------
Stock IB(3)    0.82%  10.72%   0.77%    7.49%
--------------------------------------------------
S&P 500 Index  2.71%   8.62%   2.49%    8.32%
--------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

STEVEN T. IRONS, CFA
Senior Vice President, Partner

PETER I. HIGGINS, CFA
Vice President

SAUL J. PANNELL, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Stock HLS Fund returned 0.95% for the six-month period ended June 30, 2006, underperforming its benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Fund also underperformed the 1.25% return of the average fund in the Lipper Large Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Despite continued rate increases by the Federal Reserve, a slowing consumer and significant volatility during the period, U.S. equity markets edged higher in the first half of 2006 as witnessed by a return of 2.71% on the S&P 500 Index. Small cap stocks continued their outperformance with the Russell 2000 Index up 8.22% and Value continued to best Growth during the period. Among the ten major sectors, eight posted positive returns. Telecommunication Services (+13.8%), Energy (+13.7%) and Materials (+7.1%) led performance while Technology (-5.8%) and Health Care (-3.8%) lagged the broad market.

The Fund underperformed the S&P 500 Index due primarily to weak stock selection in the Consumer Discretionary, Materials, and Health Care sectors. In addition, an overweight position in lagging Health Care stocks and below-market exposure to Energy hurt performance slightly.

Stocks that detracted from both relative and absolute results included XM Satellite Radio (Media), Boston Scientific (Health Care Equipment), EMC (Technology Hardware) and Medtronic (Health Care Equipment). Slowing subscription trends and regulatory review of product compliance caused considerable market unrest for XM Satellite. We continue to hold the company as we remain positive about the long-term opportunity due to planned auto OEM install schedules. Medical device maker Boston Scientific's continued issues with cardiac product recalls from its recently acquired Guidant business caused the stock to fall during the period. We retain our position as the fundamentals of the company remain sound and the stock is attractively priced. Medical device maker Medtronic traded lower on concerns over weakness in the implantable defibrillator market. We continue to hold Medtronic due to its leadership position in what we believe is an attractive, high growth business over the long term.

Offsetting these results was positive relative stock selection in Information Technology and Financials. Among the top absolute and relative contributors were UBS AG (Financials), Lexmark (Technology Hardware) and Nokia (Technology Hardware). UBS, one of the world's fastest growing and most profitable wealth

--------------------------------------------------------------------------------

managers, reported a strong quarter with solid guidance. Shares in Lexmark, a manufacturer and supplier of printing and imaging solutions rose as the company recovers from its product and distribution missteps last year. Nokia benefited from a strong quarter in emerging markets and new product sales which allowed it to gain share. Other top contributors included retailer Best Buy and AT&T.

WHAT IS THE OUTLOOK?

The Hartford Stock HLS Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of June, this bottom-up approach resulted in overweight positions in Consumer Discretionary and Health Care and underweight positions in Consumer Staples and Energy.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.2%
-------------------------------------------------------------------
Capital Goods                                               2.6
-------------------------------------------------------------------
Consumer Cyclical                                           7.2
-------------------------------------------------------------------
Consumer Staples                                            4.6
-------------------------------------------------------------------
Energy                                                      6.9
-------------------------------------------------------------------
Finance                                                    18.7
-------------------------------------------------------------------
Health Care                                                11.7
-------------------------------------------------------------------
Investment Companies                                        1.2
-------------------------------------------------------------------
Services                                                    8.8
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                   1.7
-------------------------------------------------------------------
Short-Term Investments                                      6.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 (4.9)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Total Return Bond HLS Fund  inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                  TOTAL RETURN BOND IA                       INDEX
                                                                  --------------------         ----------------------------------
6/96                                                                    10000.00                            10000.00
                                                                        10021.00                            10027.00
                                                                        10004.00                            10010.00
                                                                        10179.00                            10184.00
                                                                        10405.00                            10410.00
                                                                        10626.00                            10588.00
                                                                        10543.00                            10490.00
                                                                        10588.00                            10522.00
                                                                        10635.00                            10549.00
                                                                        10523.00                            10431.00
                                                                        10661.00                            10588.00
                                                                        10779.00                            10689.00
6/97                                                                    10935.00                            10816.00
                                                                        11304.00                            11108.00
                                                                        11187.00                            11013.00
                                                                        11363.00                            11176.00
                                                                        11508.00                            11338.00
                                                                        11581.00                            11391.00
                                                                        11740.00                            11506.00
                                                                        11901.00                            11653.00
                                                                        11891.00                            11644.00
                                                                        11949.00                            11683.00
                                                                        12000.00                            11744.00
                                                                        12127.00                            11855.00
6/98                                                                    12242.00                            11956.00
                                                                        12238.00                            11981.00
                                                                        12347.00                            12177.00
                                                                        12673.00                            12462.00
                                                                        12538.00                            12396.00
                                                                        12665.00                            12466.00
                                                                        12696.00                            12504.00
                                                                        12796.00                            12592.00
                                                                        12470.00                            12372.00
                                                                        12546.00                            12440.00
                                                                        12611.00                            12480.00
                                                                        12444.00                            12370.00
6/99                                                                    12371.00                            12330.00
                                                                        12344.00                            12279.00
                                                                        12321.00                            12273.00
                                                                        12441.00                            12415.00
                                                                        12489.00                            12461.00
                                                                        12497.00                            12460.00
                                                                        12440.00                            12400.00
                                                                        12417.00                            12359.00
                                                                        12567.00                            12508.00
                                                                        12761.00                            12673.00
                                                                        12739.00                            12637.00
                                                                        12747.00                            12630.00
6/00                                                                    13040.00                            12893.00
                                                                        13122.00                            13010.00
                                                                        13288.00                            13199.00
                                                                        13371.00                            13282.00
                                                                        13407.00                            13370.00
                                                                        13609.00                            13589.00
                                                                        13932.00                            13842.00
                                                                        14255.00                            14068.00
                                                                        14334.00                            14190.00
                                                                        14372.00                            14261.00
                                                                        14346.00                            14201.00
                                                                        14430.00                            14286.00
6/01                                                                    14412.00                            14341.00
                                                                        14755.00                            14662.00
                                                                        14941.00                            14830.00
                                                                        14978.00                            15002.00
                                                                        15246.00                            15316.00
                                                                        15189.00                            15105.00
                                                                        15141.00                            15008.00
                                                                        15198.00                            15129.00
                                                                        15262.00                            15276.00
                                                                        15049.00                            15023.00
                                                                        15361.00                            15314.00
                                                                        15525.00                            15444.00
6/02                                                                    15522.00                            15577.00
                                                                        15555.00                            15765.00
                                                                        15855.00                            16032.00
                                                                        15993.00                            16292.00
                                                                        16072.00                            16217.00
                                                                        16253.00                            16212.00
                                                                        16668.00                            16547.00
                                                                        16809.00                            16562.00
                                                                        17074.00                            16791.00
                                                                        17097.00                            16778.00
                                                                        17318.00                            16916.00
                                                                        17715.00                            17232.00
6/03                                                                    17707.00                            17197.00
                                                                        17181.00                            16619.00
                                                                        17316.00                            16729.00
                                                                        17776.00                            17172.00
                                                                        17661.00                            17012.00
                                                                        17742.00                            17053.00
                                                                        17975.00                            17227.00
                                                                        18134.00                            17365.00
                                                                        18282.00                            17553.00
                                                                        18390.00                            17685.00
                                                                        17956.00                            17225.00
                                                                        17893.00                            17156.00
6/04                                                                    17980.00                            17253.00
                                                                        18135.00                            17424.00
                                                                        18450.00                            17756.00
                                                                        18529.00                            17804.00
                                                                        18713.00                            17954.00
                                                                        18643.00                            17810.00
                                                                        18806.00                            17974.00
                                                                        18902.00                            18087.00
                                                                        18844.00                            17980.00
                                                                        18734.00                            17888.00
                                                                        18980.00                            18130.00
                                                                        19138.00                            18326.00
6/05                                                                    19278.00                            18426.00
                                                                        19159.00                            18258.00
                                                                        19375.00                            18492.00
                                                                        19187.00                            18302.00
                                                                        19028.00                            18157.00
                                                                        19102.00                            18237.00
                                                                        19267.00                            18411.00
                                                                        19298.00                            18412.00
                                                                        19339.00                            18473.00
                                                                        19179.00                            18292.00
                                                                        19163.00                            18259.00
                                                                        19134.00                            18239.00
6/06                                                                    19160.00                            18278.00

    --- TOTAL RETURN BOND IA              --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $10,000 starting value                $10,000 starting value
        $19,160 ending value                  $18,278 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                 YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------------
Total Return Bond IA            -0.56%  -0.61%   5.86%    6.72%
--------------------------------------------------------------------
Total Return Bond IB(3)         -0.68%  -0.86%   5.61%    6.48%
--------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
 Bond Index                     -0.72%  -0.81%   4.97%    6.22%
--------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.
(3) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Total Return Bond HLS Fund returned -0.56% for the six-month period ended June 30, 2006, outperforming its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which declined 0.72% for the same period. The Fund also outperformed the 0.73% loss of the average fund in the Lipper Intermediate Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Continued economic expansion and elevated energy prices kept the Federal Open Market Committee (FOMC) active in the first half of 2006. At their most recent meeting the FOMC raised the Fed Funds rate by 25 basis points for the 17th consecutive time to a level of 5.25%. Employment in the form of job creation, claims for unemployment insurance, and the overall unemployment rate all suggest some tightness in the U.S. Labor market. The strength in energy and commodity prices has begun to apply some moderate pressure to core prices in recent months. While the outlook is for a moderation in growth and inflation in the second half of the year, the Fed will likely be biased toward higher rates in their pursuit of price stability.

Overall, rising interest rates were detrimental to the price performance of portfolio holdings, since the principal value of fixed income securities falls as interest rates rise. For the first two quarters of 2006, the U.S. Treasuries and Investment Grade Bond sectors posted negative returns. In contrast, the "riskier" High Yield sector fared better, posting solid gains. High yield bonds performed better in the first quarter, on the heels of investor optimism about the economy. Cash, as measured by 3 month T-Bills, outperformed most bond sectors for the period. Although the yields of all maturities rose during the period, the yield curve remained fairly flat, with short-term instruments paying yields that approached the levels of longer-maturity issues.

The Total Return Bond HLS Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, for the first six months of the year, primarily due to its lower sensitivity (duration) to changes in interest rates. The portfolio's allocation to out-of-index sectors also contributed to out-performance. Allocations to the High Yield and Non-Dollar (foreign) sectors were beneficial to performance in the first half of 2006. While exposure to Emerging Market Debt was positive in the first quarter, it detracted from performance in the second quarter. The Non-Dollar sector contributed to relative out performance, particularly

--------------------------------------------------------------------------------

in the second quarter. Unhedged Euro and Yen positions were actively traded as the Fund took advantage of U.S. Dollar weakness. As part of the Fund's strategy, we will typically maintain allocations to out-of-index sectors due to their diversification benefits and their potential to enhance return and yield. During the six month period, being allocated away from U.S. Treasuries (underweight) added to out-performance as government issues trailed the Lehman Aggregate Index. At the individual security level, selection had mixed results. During the second quarter, the overweight to BBB rated credit issues negatively impacted returns as credit spreads widened, causing them to decline in value relative to higher quality positions. Due to its very low sensitivity to changes in interest rates, the Fund's small allocation to cash was a positive contributor to return. WHAT IS THE OUTLOOK?
We begin the third quarter with the portfolio positioned for higher rates. We expect trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires.

The portfolio also has increased allocations to the credit and mortgage backed securities sectors. The steady move to higher rates in the last quarter increased risk premiums among most sectors of the fixed income market. Following this repricing, we now find the valuation in these sectors attractive on a risk-reward basis. Some risks remain of course, particularly among corporations exposed to merger or share repurchase activity, or more generally, that the Federal Reserve may over-tighten and send the economy into a sharper than expected slowdown. On the whole, though, we see reasonable opportunities in these sectors and expect to further increase our exposure over the coming quarter. Given our outlook for slightly higher interest rates and continued economic growth, we continue to see value in the High Yield, Emerging Markets and Non-Dollar sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.2%
-------------------------------------------------------------------
Capital Goods                                               0.8
-------------------------------------------------------------------
Consumer Cyclical                                           2.8
-------------------------------------------------------------------
Consumer Staples                                            0.7
-------------------------------------------------------------------
Energy                                                      2.9
-------------------------------------------------------------------
Finance                                                    23.3
-------------------------------------------------------------------
Foreign Governments                                         2.6
-------------------------------------------------------------------
General Obligations                                         0.2
-------------------------------------------------------------------
Health Care                                                 0.3
-------------------------------------------------------------------
Services                                                    3.4
-------------------------------------------------------------------
Technology                                                  3.3
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
U.S. Government Agencies                                   33.2
-------------------------------------------------------------------
U.S. Government Securities                                 14.1
-------------------------------------------------------------------
Utilities                                                   2.8
-------------------------------------------------------------------
Short-Term Investments                                     35.4
-------------------------------------------------------------------
Other Assets & Liabilities                                (29.0)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY CREDIT QUALITY
as of June 30, 2006

                                                      PERCENTAGE OF
                                                       NET ASSETS
-------------------------------------------------------------------
AAA                                                        65.7%
-------------------------------------------------------------------
AA                                                          1.2
-------------------------------------------------------------------
A                                                           8.3
-------------------------------------------------------------------
BBB                                                        14.4
-------------------------------------------------------------------
BB                                                          3.3
-------------------------------------------------------------------
B                                                           3.1
-------------------------------------------------------------------
NR                                                          4.0
-------------------------------------------------------------------
TOTAL                                                       100%
-------------------------------------------------------------------

Hartford U.S. Government Securities HLS Fund  inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                                                  LEHMAN INTERMEDIATE GOV'T BOND
                                                               U.S. GOVERNMENT SECURITIES IA                  INDEX
                                                               -----------------------------      ------------------------------
6/96                                                                      10000.00                           10000.00
                                                                          10022.00                           10031.00
                                                                           9987.00                           10042.00
                                                                          10166.00                           10172.00
                                                                          10378.00                           10338.00
                                                                          10561.00                           10463.00
                                                                          10456.00                           10407.00
                                                                          10491.00                           10447.00
                                                                          10509.00                           10463.00
                                                                          10388.00                           10404.00
                                                                          10548.00                           10521.00
                                                                          10636.00                           10603.00
6/97                                                                      10760.00                           10694.00
                                                                          11032.00                           10891.00
                                                                          10941.00                           10850.00
                                                                          11104.00                           10968.00
                                                                          11250.00                           11096.00
                                                                          11282.00                           11121.00
                                                                          11405.00                           11211.00
                                                                          11565.00                           11357.00
                                                                          11543.00                           11344.00
                                                                          11585.00                           11379.00
                                                                          11631.00                           11434.00
                                                                          11752.00                           11513.00
6/98                                                                      11865.00                           11590.00
                                                                          11876.00                           11634.00
                                                                          12128.00                           11854.00
                                                                          12410.00                           12130.00
                                                                          12345.00                           12151.00
                                                                          12390.00                           12113.00
                                                                          12417.00                           12160.00
                                                                          12471.00                           12215.00
                                                                          12219.00                           12048.00
                                                                          12286.00                           12127.00
                                                                          12325.00                           12160.00
                                                                          12198.00                           12086.00
6/99                                                                      12150.00                           12104.00
                                                                          12107.00                           12105.00
                                                                          12094.00                           12122.00
                                                                          12242.00                           12226.00
                                                                          12258.00                           12251.00
                                                                          12246.00                           12259.00
                                                                          12177.00                           12221.00
                                                                          12125.00                           12180.00
                                                                          12251.00                           12281.00
                                                                          12402.00                           12421.00
                                                                          12379.00                           12416.00
                                                                          12384.00                           12449.00
6/00                                                                      12615.00                           12647.00
                                                                          12714.00                           12731.00
                                                                          12907.00                           12873.00
                                                                          13015.00                           12985.00
                                                                          13113.00                           13075.00
                                                                          13348.00                           13267.00
                                                                          13615.00                           13501.00
                                                                          13774.00                           13680.00
                                                                          13911.00                           13806.00
                                                                          13976.00                           13906.00
                                                                          13899.00                           13861.00
                                                                          13952.00                           13918.00
6/01                                                                      13978.00                           13962.00
                                                                          14270.00                           14223.00
                                                                          14418.00                           14350.00
                                                                          14683.00                           14657.00
                                                                          14924.00                           14886.00
                                                                          14714.00                           14709.00
                                                                          14637.00                           14638.00
                                                                          14734.00                           14701.00
                                                                          14900.00                           14823.00
                                                                          14710.00                           14599.00
                                                                          14989.00                           14872.00
                                                                          15117.00                           14976.00
6/02                                                                      15251.00                           15164.00
                                                                          15541.00                           15449.00
                                                                          15763.00                           15625.00
                                                                          16049.00                           15893.00
                                                                          16008.00                           15882.00
                                                                          15907.00                           15757.00
                                                                          16207.00                           16048.00
                                                                          16221.00                           16013.00
                                                                          16423.00                           16194.00
                                                                          16409.00                           16197.00
                                                                          16485.00                           16243.00
                                                                          16722.00                           16498.00
6/03                                                                      16701.00                           16471.00
                                                                          16146.00                           16071.00
                                                                          16211.00                           16100.00
                                                                          16516.00                           16449.00
                                                                          16407.00                           16288.00
                                                                          16429.00                           16289.00
                                                                          16555.00                           16416.00
                                                                          16644.00                           16505.00
                                                                          16789.00                           16662.00
                                                                          16883.00                           16778.00
                                                                          16509.00                           16403.00
                                                                          16451.00                           16351.00
6/04                                                                      16512.00                           16392.00
                                                                          16623.00                           16511.00
                                                                          16845.00                           16756.00
                                                                          16849.00                           16763.00
                                                                          16947.00                           16865.00
                                                                          16806.00                           16708.00
                                                                          16898.00                           16799.00
                                                                          16938.00                           16821.00
                                                                          16854.00                           16727.00
                                                                          16819.00                           16685.00
                                                                          16987.00                           16880.00
                                                                          17095.00                           17015.00
6/05                                                                      17145.00                           17070.00
                                                                          17023.00                           16925.00
                                                                          17208.00                           17113.00
                                                                          17085.00                           16981.00
                                                                          16997.00                           16910.00
                                                                          17058.00                           16979.00
                                                                          17160.00                           17082.00
                                                                          17173.00                           17081.00
                                                                          17191.00                           17084.00
                                                                          17126.00                           17031.00
                                                                          17136.00                           17047.00
                                                                          17132.00                           17052.00
6/06                                                                      17157.00                           17083.00

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN BROTHERS INTERMEDIATE GOV'T
        $10,000 starting value                     BOND INDEX
        $17,157 ending value                       $10,000 starting value
                                                   $17,083 ending value

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                            YTD*   1 YEAR  5 YEAR  10 YEAR
---------------------------------------------------------------
U.S. Government
  Securities IA            -0.02%   0.07%   4.18%    5.55%
---------------------------------------------------------------
U.S. Government
  Securities IB(2)         -0.14%  -0.18%   3.93%    5.28%
---------------------------------------------------------------
Lehman Intermediate Gov't
  Bond Index                0.01%   0.07%   4.12%    5.50%
---------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

CHRISTOPHER HANLON, CFA
Senior Vice President

RUSSELL M. REGENAUER
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford U.S. Government Securities HLS Fund returned -0.02% on a net basis for the six-month period ended June 30, 2006, slightly underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 0.01% for the same period. The Fund also outperformed the 0.59% loss of the average fund in the Lipper Intermediate U.S. Government Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

During the first two quarters of the year, the Federal Reserve (the Fed) raised its Federal Funds Target Rate four times, resulting in 17 consecutive rate hikes since the summer of 2004. These actions were a result of the condition of the U.S. economy and the financial markets. Record high energy prices, concerns of a weakening U.S. Dollar, an improving job market and signs of strong economic growth led the Fed to believe that it must continue tightening the money supply in order to restrain inflation. Despite these inflation concerns, early in the year investors appeared confident that inflation could be contained without restricting the growth of the economy. However, by the close of the second quarter, it was apparent historically high gasoline prices and the cooling housing market were beginning to take a toll upon consumers, leading to fears that the economy might slow. Furthermore, high oil prices, tight labor markets and a reduction in global liquidity fueled higher inflation expectations.

Overall, the rising interest rates were detrimental to the performance of fixed income bonds, since the principal value of fixed income securities fall as interest rates rise. For the first two quarters of 2006, the U.S. Treasuries and Investment Grade Bond groups posted negative returns. Due to its very low sensitivity to changes in interest rates, Cash, as measured by three month T-Bills, outperformed most bond sectors for the period. Although the yields of all maturities rose during the period, the yield curve remained fairly flat, with short-term instruments paying yields that approached the levels of longer-maturity issues.

The U.S. Government Securities HLS Fund slightly lagged its benchmark, the Lehman Brothers Intermediate Government Bond Index, for the first six months of the year, but outperformed it gross of fees. This solid performance was due in part to its lower sensitivity (duration) to changes in interest rates. Having anticipated the need for the Fed to continue rising interest rates,

--------------------------------------------------------------------------------

we intentionally maintained a shorter-than-index duration. A more significant contributor to the Fund's outperformance was its out-of-index allocations. In particular, the Fund maintained a large allocation to Mortgage-Backed Securities
(MBS). After trailing other sectors for the latter half of 2005, the MBS sector rebounded in the first quarter, resulting in the largest contribution to the Fund's relative performance. Still seeing value in the sector, we increased the allocation to MBS in the second quarter, but the timing of these later trades were a slight cost to performance. The modest exposure to Commercial Mortgage-Backed Securities (CMBS) was also a positive factor. At the individual issue level, selection marginally benefited performance.

WHAT IS THE OUTLOOK?

We begin the third quarter with the portfolio positioned for higher rates. We expect trend-like growth in the U.S. economy and a typical late cycle up tick in inflation over the next few months. Although the housing and labor market conditions are cooling a bit, our view is that monetary policy is only modestly restrictive at this point and that it will take further tightening to achieve the balance of growth and inflation the Fed desires. In addition to increasing exposure to MBS, we have also added to the Agency hybrid adjustable-rate mortgage. We also added to the Fund's position in Small Business Administration
(SBA) loans, which carry the full faith and credit of the U.S. Government. We view the SBA loans as an attractive asset versus Agency debt. While our outlook is for slightly higher interest rates and continued economic growth, there is a risk that the Fed may over-tighten its monetary policy and send the economy into a sharper than expected slowdown.

DIVERSIFICATION BY CREDIT QUALITY
as of June 30, 2006

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        99.5%
-------------------------------------------------------------------
AA                                                          0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
CATEGORY NAME                                          NET ASSETS
-------------------------------------------------------------------
Finance                                                     8.3%
-------------------------------------------------------------------
Foreign Governments                                         1.1
-------------------------------------------------------------------
U.S. Government Agencies                                   65.8
-------------------------------------------------------------------
U.S. Government Securities                                 25.8
-------------------------------------------------------------------
Short-Term Investments                                     16.2
-------------------------------------------------------------------
Other Assets & Liabilities                                (17.2)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value HLS Fund  inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                          VALUE IA                   RUSSELL 1000 VALUE INDEX
                                                                          --------                   ------------------------
4/01                                                                      10000.00                           10000.00
                                                                          10116.00                           10225.00
                                                                          10070.00                            9998.00
                                                                          10103.00                            9977.00
                                                                           9795.00                            9577.00
                                                                           9140.00                            8903.00
                                                                           9130.00                            8826.00
                                                                           9720.00                            9339.00
12/01                                                                     10006.00                            9559.00
                                                                           9831.00                            9486.00
                                                                           9806.00                            9501.00
                                                                          10026.00                            9950.00
                                                                           9559.00                            9609.00
                                                                           9597.00                            9657.00
                                                                           9030.00                            9103.00
                                                                           8298.00                            8256.00
                                                                           8144.00                            8319.00
                                                                           7253.00                            7394.00
                                                                           7807.00                            7942.00
                                                                           8246.00                            8442.00
12/02                                                                      7741.00                            8076.00
                                                                           7473.00                            7881.00
                                                                           7365.00                            7670.00
                                                                           7406.00                            7683.00
                                                                           8024.00                            8359.00
                                                                           8552.00                            8899.00
                                                                           8630.00                            9010.00
                                                                           8708.00                            9144.00
                                                                           8885.00                            9286.00
                                                                           8742.00                            9196.00
                                                                           9267.00                            9759.00
                                                                           9416.00                            9891.00
12/03                                                                      9955.00                           10501.00
                                                                          10030.00                           10685.00
                                                                          10169.00                           10914.00
                                                                          10062.00                           10819.00
                                                                           9885.00                           10554.00
                                                                          10043.00                           10662.00
                                                                          10244.00                           10914.00
                                                                           9872.00                           10760.00
                                                                           9934.00                           10913.00
                                                                          10049.00                           11082.00
                                                                          10242.00                           11267.00
                                                                          10644.00                           11836.00
12/04                                                                     11021.00                           12233.00
                                                                          10830.00                           12016.00
                                                                          11279.00                           12414.00
                                                                          11024.00                           12243.00
                                                                          10904.00                           12024.00
                                                                          11109.00                           12314.00
                                                                          11185.00                           12448.00
                                                                          11590.00                           12809.00
                                                                          11575.00                           12753.00
                                                                          11754.00                           12932.00
                                                                          11475.00                           12603.00
                                                                          11864.00                           13018.00
12/05                                                                     11917.00                           13096.00
                                                                          12383.00                           13604.00
                                                                          12529.00                           13687.00
                                                                          12660.00                           13873.00
                                                                          12998.00                           14225.00
                                                                          12724.00                           13866.00
6/06                                                                      12826.00                           13954.00

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $12,826 ending value                       $13,954 ending value

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                      SINCE
                          YTD*    1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------------
Value IA                  7.63%   14.67%   4.96%      4.93%
------------------------------------------------------------------
Value IB                  7.49%   14.39%   4.71%      4.69%
------------------------------------------------------------------
Russell 1000 Value Index  6.56%   12.10%   6.90%      6.66%
------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.



    The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner, Portfolio Manager
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of the Hartford Equity Income HLS Fund returned 7.63% for the six-month period ended June 30, 2006, outperforming its benchmark, the Russell 1000 Value Index, which returned 6.56% for the same period. The Fund also outperformed the 4.72% return of the average fund in the Lipper Large-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity markets struggled for the first half of 2006 as investors continued to struggle with an anticipated deceleration in corporate earnings, rising interest rates and high energy prices. In this environment, the Russell 1000 Value Index return of 6.56% outperformed both the broader market return of 2.71% as represented by the S&P 500 Index and the Russell 1000 Growth Index return of -0.93%. All ten broad sectors of the Russell 1000 Value index posted positive gains, with Telecommunication Services, Energy, and Industrials leading the way.

The Fund's outperformance relative to the Russell 1000 Index was primarily driven by strong stock selection and, at the margin, sector allocation across five of the ten broad sectors of the market, with six of the top ten contributors coming from the Industrials and Energy sectors. The top contributor to relative performance was Caterpillar (Industrials) whose shares continued to benefit from an increase in infrastructure spending, the company's "sweet spot" in terms of profitability. Occidental Petroleum, (Integrated Oil and Gas) and GlobalSantaFe (Oil and Gas Driller) were also among the top three relative contributors to performance. Occidental Petroleum's shares benefited from continued upward pricing pressure on both oil and natural gas. GlobalSantaFe's shares benefited from their offshore drilling agreement with Saudi Arabia. We trimmed Caterpillar on strength during the period.

The Information Technology and Health Care sectors were the largest detractors from relative performance for the period due to a combination of poor stock selection and sector allocation -- the Fund had an underweight position within Information Technology and an overweight position within Health Care. On a relative basis, the three largest detractors were Wellpoint Health (Health
Care), EMC (Information Technology) and Dow Chemical (Materials). We held these positions at the end of the period.

The HMO industry has delivered strong performance over the last five years driven primarily by strong fundamentals. Wellpoint Health's shares declined due to the recent sell-off of the entire industry over concerns that medical costs may not decelerate as the market expects. EMC's shares declined due to weaker sales within both their software and mid-range Clariion product lines. Dow Chemical continued to post good profit results, however the company was unable to offset the headwinds of high energy and raw materials costs.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

During the next 12 months, we expect global GDP growth will remain in the 3-4% range, with the U.S. economy decelerating to slightly below 3%. Bearing in mind that flat yield curves have presaged every U.S. recession since 1954, we expect an eventual downshift in business activity as a result of the credit tightening. Another striking capital market feature is the increasing appetite for risk among investors and the declining trend in market volatility. We suspect the expansionary mode of global capital markets has provided a degree of offset to the tightening occurring the in U.S.
In this environment, we continue to find opportunities in several areas, particularly those dependent on capital spending. Corporate balance sheets are flush with liquidity, and the ratio of capital spending to cash flow is well below average. We added exposure to cyclical companies that we expect will benefit from continued economic expansion, but whose stocks sell at relatively attractive valuations. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Industrials, Consumer Staples, Health Care, Utilities, Materials and Telecommunications Services and underweight Financials, Consumer Discretionary, Energy and Information Technology.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.9%
-------------------------------------------------------------------
Capital Goods                                               5.6
-------------------------------------------------------------------
Consumer Cyclical                                           4.2
-------------------------------------------------------------------
Consumer Staples                                            5.1
-------------------------------------------------------------------
Energy                                                     10.4
-------------------------------------------------------------------
Finance                                                    30.2
-------------------------------------------------------------------
Health Care                                                 9.7
-------------------------------------------------------------------
Services                                                    3.9
-------------------------------------------------------------------
Technology                                                 12.9
-------------------------------------------------------------------
Transportation                                              4.5
-------------------------------------------------------------------
Utilities                                                   5.9
-------------------------------------------------------------------
Short-Term Investments                                      1.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 (0.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Value Opportunities HLS Fund  inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                   VALUE OPPORTUNITIES IA            RUSSELL 3000 VALUE INDEX
                                                                   ----------------------            ------------------------
6/96                                                                      10000.00                           10000.00
                                                                          10129.00                           10137.00
                                                                          10153.00                           10133.00
                                                                           9670.00                            9734.00
                                                                          10014.00                           10027.00
                                                                          10479.00                           10412.00
                                                                          10544.00                           10785.00
                                                                          11114.00                           11547.00
                                                                          11149.00                           11452.00
                                                                          11532.00                           11968.00
                                                                          11682.00                           12137.00
                                                                          11265.00                           11712.00
6/97                                                                      11663.00                           12172.00
                                                                          12334.00                           12880.00
                                                                          12654.00                           13443.00
                                                                          13334.00                           14410.00
                                                                          12878.00                           13968.00
                                                                          13492.00                           14820.00
                                                                          13122.00                           14407.00
                                                                          13693.00                           14996.00
                                                                          13962.00                           15441.00
                                                                          14062.00                           15217.00
                                                                          14889.00                           16231.00
                                                                          15484.00                           17191.00
6/98                                                                      15544.00                           17303.00
                                                                          15213.00                           17013.00
                                                                          15407.00                           17201.00
                                                                          14860.00                           16804.00
                                                                          12673.00                           14292.00
                                                                          13196.00                           15112.00
                                                                          14025.00                           16222.00
                                                                          14832.00                           16952.00
                                                                          15309.00                           17526.00
                                                                          15533.00                           17623.00
                                                                          15131.00                           17302.00
                                                                          15553.00                           17623.00
6/99                                                                      16660.00                           19267.00
                                                                          16265.00                           19111.00
                                                                          16918.00                           19676.00
                                                                          16403.00                           19107.00
                                                                          15898.00                           18400.00
                                                                          15219.00                           17777.00
                                                                          15850.00                           18700.00
                                                                          15904.00                           18570.00
                                                                          16680.00                           18691.00
                                                                          16009.00                           18090.00
                                                                          15064.00                           16911.00
                                                                          17405.00                           18824.00
6/00                                                                      17527.00                           18627.00
                                                                          17776.00                           18790.00
                                                                          16677.00                           18026.00
                                                                          17072.00                           18277.00
                                                                          18357.00                           19281.00
                                                                          17909.00                           19438.00
                                                                          19251.00                           19881.00
                                                                          18618.00                           19164.00
                                                                          19764.00                           20194.00
                                                                          20669.00                           20303.00
                                                                          20122.00                           19775.00
                                                                          19137.00                           19102.00
6/01                                                                      20568.00                           20035.00
                                                                          20579.00                           20490.00
                                                                          20432.00                           20125.00
                                                                          19883.00                           20053.00
                                                                          18839.00                           19300.00
                                                                          16742.00                           17887.00
                                                                          16981.00                           17775.00
                                                                          18264.00                           18825.00
                                                                          19261.00                           19319.00
                                                                          18754.00                           19199.00
                                                                          18588.00                           19237.00
                                                                          19212.00                           20186.00
6/02                                                                      17980.00                           19601.00
                                                                          17556.00                           19638.00
                                                                          15963.00                           18566.00
                                                                          14586.00                           16763.00
                                                                          14820.00                           16875.00
                                                                          13039.00                           15046.00
                                                                          14207.00                           16096.00
                                                                          15360.00                           17128.00
                                                                          14455.00                           16385.00
                                                                          14126.00                           15983.00
                                                                          13680.00                           15550.00
                                                                          13697.00                           15585.00
6/03                                                                      15291.00                           16965.00
                                                                          16498.00                           18104.00
                                                                          16717.00                           18337.00
                                                                          16939.00                           18656.00
                                                                          17669.00                           18977.00
                                                                          17651.00                           18790.00
                                                                          18776.00                           19968.00
                                                                          19401.00                           20277.00
                                                                          20508.00                           21486.00
                                                                          21172.00                           21892.00
                                                                          21509.00                           22358.00
                                                                          21273.00                           22201.00
6/04                                                                      20749.00                           21611.00
                                                                          20954.00                           21834.00
                                                                          21568.00                           22396.00
                                                                          20807.00                           22020.00
                                                                          20896.00                           22325.00
                                                                          21301.00                           22715.00
                                                                          21912.00                           23091.00
                                                                          23150.00                           24332.00
                                                                          24379.00                           25127.00
                                                                          23657.00                           24635.00
                                                                          24487.00                           25424.00
                                                                          24114.00                           25060.00
6/05                                                                      23260.00                           24540.00
                                                                          24272.00                           25205.00
                                                                          24777.00                           25552.00
                                                                          25524.00                           26354.00
                                                                          25478.00                           26195.00
                                                                          25203.00                           26526.00
                                                                          24449.00                           25853.00
                                                                          25848.00                           26721.00
                                                                          26408.00                           26848.00
                                                                          27466.00                           27994.00
                                                                          27547.00                           28149.00
                                                                          27872.00                           28618.00
6/06                                                                      28729.00                           29285.00
                                                                          27855.00                           28502.00
                                                                          27675.00                           28700.00

    --- VALUE OPPORTUNITIES IA                 --- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $27,675 ending value                       $28,700 ending value

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                          YTD*    1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------------------
Value Opportunities IA    4.80%   11.70%   6.26%    10.55%
----------------------------------------------------------------
Value Opportunities
  IB(2)                   4.67%   11.42%   5.99%    10.27%
----------------------------------------------------------------
Russell 3000 Value Index  6.90%   12.32%   7.36%    10.97%
----------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

JAMES H. AVERILL
Senior Vice President, Partner

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner

JAMES N. MORDY
Senior Vice President, Partner

DAVID W. PALMER, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Value Opportunities HLS Fund returned 4.80% for the six-month period ended June 30, 2006, underperforming its benchmark, the Russell 3000 Value Index, which returned 6.90% for the same period. The Fund outperformed the 4.47% return of the average fund in the Lipper Multi Cap Value VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity markets slowed during the first half of 2006 following continually high energy prices, a ballooning U.S. trade deficit, global real estate bubble, and prospective slowing in the U.S. and global economies. On the other hand, actual current economic activity has been reasonably robust, and equity market valuations unchallenging, given the low interest rate environment. During this period, the Russell 1000 Value index once again outperformed the S&P 500, by 385 basis points and small-cap stocks outperformed both large and mid caps. The Fund's overweight position in the small and mid cap range, which reflects the results of our bottom-up research, was additive to performance.

The Fund's underperformance versus the Russell 3000 Value was driven by a combination of weak stock selection and the Fund's allocation in five of the ten broad sectors of the market. Stock selection was weakest within Financials and Industrials. The three largest relative detractors were: YRC Worldwide (Industrials), a trucking company that suffered merger-related indigestion; Boston Scientific (Health Care), a medical device company whose shares declined on news of a slowdown in the ICD market; and Ace (Financials), a commercial line insurer that struggled due to declines in premium growth and fears about the coming hurricane season. We held onto all three stocks at the end of the period. In addition, the Fund's overweight in Information Technology and Consumer Discretionary and underweight positions in Energy, Telecommunication Services and Consumer Staples also detracted from returns.

Partially offsetting these disappointments were strong positive relative returns in our Information Technology and Utilities holdings. Disk drive maker SeaGate Technology (Information Technology) experienced good product demand and network and storage provider, Cisco Systems (Information Technology) benefited from growth in its emerging and commercial markets and from a router upgrade cycle. US Airways (Industrials), whose shares continued to benefit from the company's improving cost structure and better industry supply-demand dynamics, was our top contributor to relative performance. We took profits in SeaGate and continue to hold our other positions.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

Overall, our 2006 base case for the stock market is for modest growth in earnings and stable multiples resulting in single digit type returns. We expect U.S. consumer spending growth to slow noticeably during 2006 as elevated energy costs and rising interest rates continue to crimp discretionary spending, particularly in the bottom half of the household income spectrum. On the corporate side, we expect capital spending growth to continue at a healthy clip, reflecting strong corporate profits and balance sheets, rising capacity utilization rates, continued industrialization of China and India, and the need to continue rebuilding infrastructure in the U.S. There are clearly a number of material risks that exist, including the continued (though recently reduced) under-pricing of risk globally, the U.S. current account deficit, potential terrorist attacks, conflict with Iran and the possible disruption of oil shipments, an avian-flu outbreak or a rapid deceleration in Chinese GDP growth, just to name a few. We continue to watch these risks closely, but to date it is "steady as she goes."
While finding truly cheap stocks is more challenging than several years ago due to the compression of valuation spreads, we do see a number of good values available in the market. As of the end of the period, the Fund was overweight Consumer Discretionary, Information Technology, Industrials, Health Care and Materials, relative to the benchmark. Underweight positions were in Financials, Consumer Staples, Utilities, Energy and Telecommunication Services, which seem expensive relative to their growth prospects.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.7%
-------------------------------------------------------------------
Capital Goods                                               5.3
-------------------------------------------------------------------
Consumer Cyclical                                           7.9
-------------------------------------------------------------------
Energy                                                     10.6
-------------------------------------------------------------------
Finance                                                    26.8
-------------------------------------------------------------------
Health Care                                                 8.6
-------------------------------------------------------------------
Services                                                    7.2
-------------------------------------------------------------------
Technology                                                 19.6
-------------------------------------------------------------------
Transportation                                              5.0
-------------------------------------------------------------------
Utilities                                                   0.4
-------------------------------------------------------------------
Short-Term Investments                                      7.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 (6.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- 64.2%
             BASIC MATERIALS -- 4.1%
     1,522   Alcoa, Inc. ......................................  $    49,242
     3,034   Companhia Vale do Rio Doce ADR....................       72,935
     1,925   Dow Chemical Co. .................................       75,133
       901   DuPont (E.I.) de Nemours & Co. (G) ...............       37,498
     1,888   Mittal Steel Co. (G)..............................       57,591
     1,174   Newmont Mining Corp. (G)..........................       62,124
                                                                 -----------
                                                                     354,523
                                                                 -----------
             CAPITAL GOODS -- 1.7%
       715   American Standard Cos., Inc. .....................       30,955
       368   Boeing Co. (G)....................................       30,110
       751   Deere & Co. ......................................       62,734
       621   Goodrich Corp. ...................................       25,020
                                                                 -----------
                                                                     148,819
                                                                 -----------
             CONSUMER CYCLICAL -- 4.7%
       381   Altria Group, Inc. ...............................       27,992
       766   Best Buy Co., Inc. (G)............................       41,991
     2,353   D.R. Horton, Inc. (G).............................       56,048
     2,864   Dollar General Corp. (G)..........................       40,043
     1,438   Federated Department Stores, Inc. ................       52,613
     2,969   Gap, Inc. (G).....................................       51,666
     1,875   Home Depot, Inc. .................................       67,106
     1,121   Newell Rubbermaid, Inc. (G).......................       28,943
       660   Toyota Motor Corp. (A)............................       34,468
                                                                 -----------
                                                                     400,870
                                                                 -----------
             CONSUMER STAPLES -- 3.1%
       548   Clorox Co. .......................................       33,405
       972   Coca-Cola Co. ....................................       41,807
       877   PepsiCo, Inc. (G).................................       52,667
     1,205   Procter & Gamble Co. .............................       66,998
     3,081   Unilever N.V. NY Shares...........................       69,472
                                                                 -----------
                                                                     264,349
                                                                 -----------
             ENERGY -- 4.5%
       790   ConocoPhillips....................................       51,736
       765   EnCana Corp. .....................................       40,264
     2,874   Exxon Mobil Corp. ................................      176,332
     2,554   Williams Cos., Inc. (G)...........................       59,659
     1,253   XTO Energy, Inc. (G)..............................       55,475
                                                                 -----------
                                                                     383,466
                                                                 -----------
             FINANCE -- 12.2%
     1,724   American International Group, Inc. ...............      101,796
     2,568   Bank of America Corp. ............................      123,506
     3,319   Citigroup, Inc. ..................................      160,116
     2,050   Countrywide Financial Corp. (G)...................       78,056
     2,391   E*Trade Financial Group (D)(G)....................       54,563
       883   Federal Home Loan Mortgage Corp. (G)..............       50,317
       255   Goldman Sachs Group, Inc. (G).....................       38,299
       510   ING Groep N.V.-Sponsored ADR......................       20,053
         3   Mitsubishi UFJ Financial Group, Inc. (A)..........       41,002
       762   Muenchener Rueckversicherungs-Gesellschaft AG
               (A).............................................      103,880

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
             FINANCE -- (CONTINUED)
         7   ORIX Corp. (A)....................................  $     1,586
       758   State Street Corp. (G)............................       44,050
       303   Takefuji Corp. (A)................................       18,034
       850   UBS AG............................................       93,252
     2,041   UnitedHealth Group, Inc. (G)......................       91,405
       339   Wellpoint, Inc. (D)...............................       24,676
                                                                 -----------
                                                                   1,044,591
                                                                 -----------
             HEALTH CARE -- 7.8%
     1,374   Abbott Laboratories...............................       59,929
     1,617   Amgen, Inc. (D)(G)................................      105,503
     5,463   Boston Scientific Corp. (D).......................       91,994
     1,243   Bristol-Myers Squibb Co. (G)......................       32,147
       800   Cardinal Health, Inc. (G).........................       51,445
     3,054   Elan Corp. plc ADR (D)(G).........................       51,002
     1,873   Lilly (Eli) & Co. (G).............................      103,504
     1,259   Sanofi-Aventis S.A. ADR (G).......................       61,308
     2,723   Schering-Plough Corp. ............................       51,819
     1,908   Shionogi & Co., Ltd. (A)..........................       34,067
       611   Wyeth.............................................       27,112
                                                                 -----------
                                                                     669,830
                                                                 -----------
             SERVICES -- 6.0%
     2,423   Accenture Ltd. Class A............................       68,627
       765   Autodesk, Inc. (D)................................       26,345
     1,525   Comcast Corp. Class A (D)(G)......................       49,935
     1,974   News Corp. Class A................................       37,869
    10,745   Sun Microsystems, Inc. (D)(G).....................       44,591
       918   United Parcel Service, Inc. Class B (G)...........       75,587
     2,052   Viacom, Inc. Class B (D)(G).......................       73,533
     2,340   Walt Disney Co. (G)...............................       70,203
     4,518   XM Satellite Radio Holdings, Inc. Class A
               (D)(G)..........................................       66,184
                                                                 -----------
                                                                     512,874
                                                                 -----------
             TECHNOLOGY -- 18.6%
     1,609   Adobe Systems, Inc. (D)...........................       48,837
       424   America Movil S.A. de C.V. ADR....................       14,116
     1,969   American Tower Corp. Class A (D)(G)...............       61,285
     5,277   AT&T, Inc. (G)....................................      147,165
     5,139   Cisco Systems, Inc. (D)...........................      100,359
     1,310   Corning, Inc. (D).................................       31,686
    10,285   EMC Corp. (D).....................................      112,823
     5,046   Flextronics International Ltd. (D)(G).............       53,591
     7,196   General Electric Co. .............................      237,180
       150   Google, Inc. (D)..................................       62,983
     1,233   Lexmark International, Inc. ADR (D)...............       68,827
       640   Lockheed Martin Corp. (G).........................       45,899
     1,370   Marvell Technology Group Ltd. (D).................       60,737
     1,692   Maxim Integrated Products, Inc. ..................       54,330
     2,670   Medtronic, Inc. (G)...............................      125,276
     5,276   Microsoft Corp. ..................................      122,928
     3,289   Oracle Corp. (D)..................................       47,661
     1,360   Qualcomm, Inc. ...................................       54,503
        49   Samsung Electronics Co., Ltd. (A).................       31,325

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
----------                                                       -----------
COMMON STOCK -- (CONTINUED)
             TECHNOLOGY -- (CONTINUED)
     4,088   Sprint Nextel Corp. (G)...........................  $    81,715
     1,365   Tyco International Ltd. ..........................       37,538
                                                                 -----------
                                                                   1,600,764
                                                                 -----------
             TRANSPORTATION -- 0.4%
     1,838   Southwest Airlines Co. ...........................       30,082
                                                                 -----------
             UTILITIES -- 1.1%
       367   Dominion Resources, Inc. (G)......................       27,455
       232   E.On AG (A).......................................       26,706
       761   Exelon Corp. (G)..................................       43,231
                                                                 -----------
                                                                      97,392
                                                                 -----------
             Total common stock
               (cost $5,470,615)...............................  $ 5,507,560
                                                                 -----------
PRINCIPAL
  AMOUNT
----------
MUNICIPAL BONDS -- 0.2%
             GENERAL OBLIGATIONS -- 0.2%
$   10,000   Oregon School Boards Association,
               4.76%, Taxable Pension 6-30-2028................  $     8,708
    10,000   State of Illinois,
               5.10%, Taxable Pension 6-1-2033.................        8,937
                                                                 -----------
             Total municipal bonds
               (cost $19,888)..................................  $    17,645
                                                                 -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.4%
             FINANCE -- 3.4%
    17,200   Asset Securitization Corp.,
               6.93%, 2-14-2043................................  $    18,112
    15,234   Asset Securitization Corp.,
               7.49%, 4-14-2029................................       15,388
     4,590   Banc of America Commercial Mortgage, Inc.,
               5.18%, 9-10-2047 (L)............................        4,386
     9,575   Bear Stearns Commercial Mortgage Securities, Inc.,
               5.16%, 10-12-2042 (L)...........................        9,139
     6,624   Capital Auto Receivables Asset Trust,
               2.00%, 11-15-2007...............................        6,563
    20,000   Capital One Multi-Asset Execution Trust,
               2.95%, 8-17-2009................................       19,861
        35   Capital One Prime Auto Receivables Trust,
               2.02%, 11-15-2007...............................           35
     4,507   Capital One Prime Auto Receivables Trust,
               2.59%, 9-15-2009................................        4,502
       678   Carmax Auto Owner Trust,
               2.36%, 10-15-2007...............................          677
     3,255   Centex Home Equity,
               4.72%, 10-25-2031...............................        3,171
     4,096   Chase Commercial Mortgage Securities Corp.,
               7.37%, 6-19-2029................................        4,104

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
             FINANCE -- (CONTINUED)
$   16,000   Citibank Credit Card Issuance Trust,
               2.55%, 1-20-2009................................  $    15,745
    15,000   Citigroup/Deutsche Bank Commercial Mortgage,
               5.40%, 7-15-2044 (G)............................       14,380
    15,000   Commercial Mortgage Pass Through Certificates,
               5.12%, 6-10-2044 (G)............................       14,186
    10,343   Connecticut RRB Special Purpose Trust CL&P,
               5.73%, 3-30-2009................................       10,346
     6,945   Credit Suisse Mortgage Capital Certificates,
               5.61%, 12-15-2015...............................        6,777
     4,173   First Union Commercial Mortgage Securities, Inc.,
               7.38%, 4-18-2029................................        4,193
    10,385   Greenwich Capital Commercial Funding Corp.,
               5.22%, 9-10-2015................................        9,906
    11,470   Harley-Davidson Motorcycle Trust,
               2.53%, 11-15-2011...............................       11,077
     1,238   Household Automotive Trust,
               2.31%, 4-17-2008................................        1,236
     6,305   JP Morgan Chase Commercial Mortgage Securities
               Corp.,
               5.18%, 12-15-2044 (L)...........................        6,032
     7,755   JP Morgan Chase Commercial Mortgage Securities
               Corp.,
               5.48%, 12-12-2044...............................        7,518
    15,000   Merrill Lynch Mortgage Trust,
               5.05%, 7-12-2038................................       14,124
     9,580   Morgan Stanley Dean Witter Capital I,
               5.23%, 9-15-2042 (G)............................        9,135
     3,776   Nissan Auto Receivables Owner Trust,
               2.01%, 11-15-2007...............................        3,753
       409   Onyx Acceptance Grantor Trust,
               2.19%, 3-17-2008................................          408
    12,560   Residential Accredit Loans, Inc.,
               5.26%, 2-25-2035................................       12,309
    12,910   Susquehanna Auto Lease Trust,
               5.21%, 3-16-2009 (I)............................       12,805
     5,728   USAA Auto Owner Trust,
               2.06%, 4-15-2008................................        5,684
    10,000   Wachovia Bank Commercial Mortgage Trust,
               5.12%, 7-15-2042................................        9,462
     9,205   Wells Fargo Mortgage Backed Securities Trust,
               4.53%, 4-25-2035 (L)............................        8,918
    10,626   Wells Fargo Mortgage Backed Securities Trust,
               4.55%, 3-25-2035 (L)............................       10,312

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
             FINANCE -- (CONTINUED)
$   15,238   Wells Fargo Mortgage Backed Securities Trust,
               5.55%, 4-25-2036 (L)............................  $    15,080
     2,760   WFS Financial Owner Trust,
               2.19%, 6-20-2008................................        2,754
                                                                 -----------
             Total asset & commercial mortgage backed
               securities
               (cost $297,827).................................  $   292,078
                                                                 -----------
CORPORATE BONDS: INVESTMENT GRADE -- 10.7%
             BASIC MATERIALS -- 0.2%
    15,000   Alcan, Inc.,
               7.25%, 11-1-2028................................  $    16,276
                                                                 -----------
             CAPITAL GOODS -- 0.2%
    14,950   Rockwell Automation, Inc.,
               6.70%, 1-15-2028................................       15,868
                                                                 -----------
             CONSUMER CYCLICAL -- 1.0%
     9,400   DaimlerChrysler NA Holdings Corp.,
               5.875%, 3-15-2011...............................        9,246
     9,550   DaimlerChrysler NA Holdings Corp.,
               6.50%, 11-15-2013...............................        9,545
    13,707   SCL Term Aereo Santiago S.A.,
               6.95%, 7-1-2012 (I).............................       13,768
    20,200   Target Corp.,
               5.875%, 11-1-2008...............................       20,357
    30,000   Wal-Mart Stores, Inc.,
               6.875%, 8-10-2009...............................       31,067
                                                                 -----------
                                                                      83,983
                                                                 -----------
             CONSUMER STAPLES -- 1.2%
     6,500   Coca-Cola Enterprises, Inc.,
               6.75%, 9-15-2028................................        6,830
       500   Coca-Cola Enterprises, Inc.,
               8.50%, 2-1-2022.................................          613
    13,140   Colgate-Palmolive Co.,
               5.58%, 11-6-2008................................       13,178
    13,037   ConAgra Foods, Inc.,
               7.875%, 9-15-2010 (G)...........................       13,949
     9,825   Diageo Capital plc,
               4.375%, 5-3-2010................................        9,342
    26,400   PepsiAmericas, Inc.,
               6.375%, 5-1-2009................................       26,786
    21,100   Procter & Gamble Co.,
               9.36%, 1-1-2021.................................       25,885
     2,975   Weyerhaeuser Co.,
               7.375%, 3-15-2032...............................        3,012
                                                                 -----------
                                                                      99,595
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
             ENERGY -- 0.0%
$    1,000   ConocoPhillips Holding Co.,
               6.95%, 4-15-2029................................  $     1,088
     1,000   Texaco Capital, Inc.,
               8.625%, 6-30-2010...............................        1,109
                                                                 -----------
                                                                       2,197
                                                                 -----------
             FINANCE -- 5.5%
    16,800   Ace INA Holdings, Inc.,
               5.875%, 6-15-2014 (G)...........................       16,231
    10,500   Ambac Financial Group, Inc.,
               5.95%, 12-5-2035................................        9,746
       500   American General Finance Corp.,
               6.625%, 2-15-2029...............................          517
    20,000   AXA Financial, Inc.,
               7.00%, 4-1-2028.................................       20,890
    20,000   Bank of America Corp.,
               5.875%, 2-15-2009...............................       20,141
     4,830   BB&T Corp.,
               4.90%, 6-30-2017................................        4,385
    17,000   Berkshire Hathaway Finance Corp.,
               4.85%, 1-15-2015 (G)............................       15,844
    12,585   Brandywine Operating Partners,
               6.00%, 4-1-2016 (G).............................       12,163
     1,250   BSCH Issuance Ltd.,
               7.625%, 11-3-2009...............................        1,331
    10,000   Cincinnati Financial Corp.,
               6.92%, 5-15-2028................................       10,427
     6,500   Citigroup, Inc.,
               3.625%, 2-9-2009................................        6,190
     8,800   Citigroup, Inc.,
               6.00%, 10-31-2033...............................        8,337
     1,000   Citigroup, Inc.,
               6.50%, 1-18-2011................................        1,031
     8,920   Credit Suisse First Boston USA, Inc.,
               4.875%, 1-15-2015...............................        8,248
     7,900   Developers Divers Realty,
               5.375%, 10-15-2012..............................        7,592
    13,500   EOP Operating L.P.,
               4.75%, 3-15-2014................................       12,245
    16,355   ERAC USA Finance Co.,
               7.35%, 6-15-2008 (I)............................       16,786
     4,525   Everest Re Holdings,
               5.40%, 10-15-2014...............................        4,233
    13,685   First Union National Bank,
               5.80%, 12-1-2008................................       13,763
    11,550   HSBC Bank USA, Inc.,
               3.875%, 9-15-2009 (G)...........................       10,934
    10,500   International Lease Finance Corp.,
               5.00%, 9-15-2012................................        9,998
    12,650   Jackson National Life Insurance Co.,
               8.15%, 3-15-2027 (I)............................       14,766
     8,320   John Deere Capital Corp.,
               4.875%, 10-15-2010..............................        8,060
    14,375   JP Morgan Chase & Co.,
               5.125%, 9-15-2014 (G)...........................       13,578

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             FINANCE -- (CONTINUED)
$      750   KeyCorp Capital II,
               6.875%, 3-17-2029...............................  $       752
     7,880   Kimco Realty Corp.,
               5.78%, 3-15-2016................................        7,630
     8,750   Liberty Mutual Group, Inc.,
               5.75%, 3-15-2014 (I)............................        8,219
    20,000   Liberty Property L.P.,
               7.25%, 8-15-2007 (G)............................       20,130
     6,875   National City Corp.,
               6.875%, 5-15-2019...............................        7,288
    30,000   New England Mutual Life Insurance Co.,
               7.875%, 2-15-2024 (I)...........................       34,949
    11,000   Prudential Financial,
               5.50%, 3-15-2016................................       10,574
     1,250   Prudential Insurance Co. of America,
               6.375%, 7-23-2006 (I)...........................        1,251
     1,000   Reliastar Financial Corp.,
               8.00%, 10-30-2006...............................        1,007
       500   Republic New York Capital I,
               7.75%, 11-15-2026...............................          521
    15,100   Simon Property Group L.P.,
               6.10%, 5-1-2016.................................       14,983
     7,250   Sovereign Capital,
               7.91%, 6-13-2036................................        7,443
       500   State Street Corp.,
               7.65%, 6-15-2010................................          532
    14,600   Torchmark Corp.,
               8.25%, 8-15-2009................................       15,573
    25,000   Toyota Motor Credit Corp.,
               5.50%, 12-15-2008...............................       24,922
    15,000   UnitedHealth Group, Inc.,
               4.75%, 2-10-2014................................       13,807
     5,000   UnitedHealth Group, Inc.,
               5.00%, 8-15-2014................................        4,676
    21,400   US Bank NA,
               4.95%, 10-30-2014...............................       20,046
     5,345   Wachovia Capital Trust I,
               5.80%, 8-26-2049................................        5,187
    10,000   Wachovia Corp.,
               5.25%, 8-1-2014.................................        9,538
     8,920   Wellpoint, Inc.,
               5.00%, 1-15-2011................................        8,591
     1,000   Wells Fargo Bank NA,
               6.45%, 2-1-2011.................................        1,030
     2,760   Willis Group North America,
               5.63%, 7-15-2015................................        2,563
                                                                 -----------
                                                                     468,648
                                                                 -----------
             HEALTH CARE -- 0.5%
    22,000   Becton, Dickinson & Co.,
               6.70%, 8-1-2028.................................       23,175
     3,205   CVS Corp.,
               4.875%, 9-15-2014...............................        2,929

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
             HEALTH CARE -- (CONTINUED)
$    8,575   Pharmacia Corp.,
               6.60%, 12-1-2028................................  $     9,182
     8,000   Wyeth,
               7.25%, 3-1-2023.................................        8,647
                                                                 -----------
                                                                      43,933
                                                                 -----------
             SERVICES -- 0.9%
    13,500   Cox Communications, Inc.,
               5.45%, 12-15-2014 (G)...........................       12,482
    15,000   FedEx Corp.,
               3.50%, 4-1-2009.................................       14,172
     7,850   Harrah's Operating Co.,
               6.50%, 6-1-2016.................................        7,649
    10,900   Harvard University,
               8.125%, 4-15-2007...............................       11,120
    10,800   News America, Inc.,
               6.40%, 12-15-2035 (G)...........................        9,989
    10,400   Times Mirror Co.,
               7.50%, 7-1-2023.................................       10,550
    15,020   Viacom, Inc.,
               6.875%, 04-30-2036 (I)(G).......................       14,495
                                                                 -----------
                                                                      80,457
                                                                 -----------
             TECHNOLOGY -- 0.9%
    10,000   BellSouth Telecommunications, Inc.,
               6.375%, 6-1-2028................................        9,369
    15,000   Comcast Cable Communications, Inc.,
               6.875%, 6-15-2009...............................       15,434
     1,000   Comcast Cable Communications, Inc.,
               8.50%, 5-1-2027.................................        1,169
     8,500   Deutsche Telekom International Finance B.V.,
               8.25%, 6-15-2030................................        9,814
     3,330   Embarq Corp.,
               7.99%, 6-1-2036.................................        3,347
    19,425   General Electric Co.,
               5.00%, 2-1-2013.................................       18,606
    15,000   Telecom Italia Capital,
               5.25%, 10-1-2015 (G)............................       13,577
     5,000   Verizon Communications, Inc.,
               5.35%, 2-15-2011................................        4,870
     4,400   Verizon Communications, Inc.,
               5.55%, 2-15-2016................................        4,126
       500   Verizon Global Funding Corp.,
               7.25%, 12-1-2010................................          524
       500   Verizon Global Funding Corp.,
               7.75%, 12-1-2030................................          539
                                                                 -----------
                                                                      81,375
                                                                 -----------
             UTILITIES -- 0.3%
     1,000   Alabama Power Co.,
               7.125%, 10-1-2007...............................        1,017
     7,800   Midamerican Energy Holdings,
               6.125%, 4-1-2036 (I)(G).........................        7,291

The accompanying notes are an integral part of these financial statements.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
             UTILITIES -- (CONTINUED)
$   17,285   Northern Border Pipeline Co.,
               7.75%, 9-1-2009.................................  $    18,240
       750   TransCanada Pipelines Ltd.,
               6.49%, 1-21-2009................................          764
                                                                 -----------
                                                                      27,312
                                                                 -----------
             Total corporate bonds: investment grade
               (cost $926,710).................................  $   919,644
                                                                 -----------
U.S. GOVERNMENT SECURITIES -- 12.0%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 1.4%
    64,300   Tennessee Valley Authority, 4.375% 2015...........  $    59,289
    17,617   Financing Corp. Zero Coupon Strip, 4.40% 2013
               (M).............................................       11,811
    50,000   Tennessee Valley Authority, 6.00% 2013............       51,295
                                                                 -----------
                                                                     122,395
                                                                 -----------
             U.S. TREASURY SECURITIES -- 10.6%
    78,175   2.00% 2016 (O)(G).................................       75,791
    72,475   2.375% 2025 (O)(G)................................       75,192
   171,300   3.50% 2010 (G)....................................      162,240
    45,475   3.75% 2008........................................       44,326
   201,225   3.875% 2010 (G)...................................      192,366
   100,175   4.375% 2010 (G)...................................       97,303
   171,875   4.875% 2011 (S)(G)................................      170,123
    29,200   5.375% 2031 (G)...................................       29,704
    58,650   6.25% 2023 (G)....................................       64,685
                                                                 -----------
                                                                     911,730
                                                                 -----------
             Total U.S. government securities
               (cost $1,059,198)...............................  $ 1,034,125
                                                                 -----------
U.S. GOVERNMENT AGENCIES -- 1.7%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
    12,047   2.50% 2013........................................  $    11,650
    59,655   6.50% 2036 (Q)....................................       60,015
                                                                 -----------
                                                                      71,665
                                                                 -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
       160   6.50% 2036........................................          161
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
    11,355   6.00% 2024 -- 2035................................       11,290
     4,265   6.50% 2026 -- 2035................................        4,332
    16,136   7.00% 2031 -- 2036................................       16,643
       147   7.50% 2021........................................          153
     2,740   8.00% 2026 -- 2031................................        2,907
       196   9.00% 2016 -- 2023................................          211
                                                                 -----------
                                                                      35,536
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE W
----------                                                       -----------
             OTHER GOVERNMENT AGENCIES -- 0.5%
$   35,548   Postal Square LP, 8.95% 2022......................  $    42,787
                                                                 -----------
             Total U.S. government agencies
               (cost $148,532).................................  $   150,149
                                                                 -----------
             Total long-term investments
               (cost $7,922,770)...............................  $ 7,921,201
                                                                 -----------
SHORT-TERM INVESTMENTS -- 27.1%
             FINANCE -- 4.8%
   106,200   FHLB Discount Note,
               5.17%, 7-21-2006 (M)............................      105,894
   101,000   FHLB Discount Note,
               5.21%, 7-26-2006 (M)............................      100,634
   207,200   FNMA Discount Note,
               5.21%, 8-1-2006 (M).............................      206,273
                                                                 -----------
                                                                     412,801
                                                                 -----------
             REPURCHASE AGREEMENTS -- 2.0%
    64,694   Bank of America TriParty Joint Repurchase
               Agreement,
               5.24%, 7-3-2006.................................       64,694
    20,277   BNP Paribas TriParty Joint Repurchase Agreement,
               5.28%, 7-3-2006.................................       20,277
    49,727   Morgan Stanley TriParty Joint Repurchase
               Agreement,
               5.27%, 7-3-2006.................................       49,727
     2,818   UBS Securities LLC Joint Repurchase Agreement,
               5.05%, 7-3-2006.................................        2,818
    34,278   UBS Securities LLC Joint Repurchase Agreement,
               5.28%, 7-3-2006.................................       34,278
                                                                 -----------
                                                                     171,794
                                                                 -----------
  SHARES
----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 20.3%
 1,740,286   BNY Institutional Cash Reserve Fund...............    1,740,286
                                                                 -----------
             Total short-term investments
               (cost $2,324,881)...............................  $ 2,324,881
                                                                 -----------
             Total investments in securities
               (cost $10,247,651) (C)..........................  $10,246,082
                                                                 ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.06% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $291,068, which represents 3.39% of total net assets.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $10,287,549 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 299,395
      Unrealized depreciation.......................   (340,862)
                                                      ---------
      Net unrealized depreciation...................  $ (41,467)
                                                      =========

  (D)Currently non-income producing.

 G   Security is partially on loan at June 30, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $124,330, which represents 1.45% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $60,130.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.

                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                         NUMBER OF                                                  APPRECIATION
DESCRIPTION                                              CONTRACTS         POSITION           EXPIRATION           (DEPRECIATION)
-----------                                              ---------         --------         --------------         --------------
S&P 500 Mini futures contracts                             1,375             Long           September 2006             $1,838
CBT 5 Year U.S. Treasury Note futures contracts              340             Long           September 2006                 (1)
CBT 2 Year U.S. Treasury Note futures contracts              513             Long           September 2006                 (9)
                                                                                                                       ------
                                                                                                                       $1,828
                                                                                                                       ======

     These contracts had a market value of $227,144 as of June 30, 2006.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell             $5,521          $5,458          07/03/06              $(63)
Japanese Yen                                     Sell               187              184          07/03/06                (3)
Japanese Yen                                     Sell             1,062            1,043          07/05/06               (19)
Japanese Yen                                     Sell             1,177            1,179          07/05/06                 2
                                                                                                                        ----
                                                                                                                        $(83)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD BLUE CHIP STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
  COMMON STOCK -- 99.5%
            BASIC MATERIALS -- 1.1%
    27      BHP Billiton Ltd. (A).............................  $    584
    13      Consol Energy, Inc. ..............................       593
     5      Fortune Brands, Inc. .............................       355
                                                                --------
                                                                   1,532
                                                                --------
            CAPITAL GOODS -- 6.5%
     2      Alcon, Inc. ......................................       148
    42      Applied Materials, Inc. ..........................       685
    23      Baker Hughes, Inc. ...............................     1,866
     7      Deere & Co. ......................................       576
    19      Honeywell International, Inc. ....................       774
    23      Illinois Tool Works, Inc. ........................     1,102
    33      International Game Technology.....................     1,256
    49      Smith International, Inc. ........................     2,197
     8      United Technologies Corp. ........................       507
                                                                --------
                                                                   9,111
                                                                --------
            CONSUMER CYCLICAL -- 7.3%
    18      Amazon.com, Inc. (D)..............................       704
     8      Best Buy Co., Inc. ...............................       446
    21      eBay, Inc. (D)....................................       603
    48      Home Depot, Inc. .................................     1,732
    37      Kohl's Corp. (D)..................................     2,205
    21      SYSCO Corp. ......................................       639
    31      Target Corp. .....................................     1,530
    49      Wal-Mart Stores, Inc. ............................     2,375
                                                                --------
                                                                  10,234
                                                                --------
            CONSUMER STAPLES -- 2.6%
    27      PepsiCo, Inc. ....................................     1,622
    36      Procter & Gamble Co. .............................     2,023
                                                                --------
                                                                   3,645
                                                                --------
            ENERGY -- 4.7%
     2      EOG Resources, Inc. ..............................       139
    29      Exxon Mobil Corp. ................................     1,773
    12      Murphy Oil Corp. .................................       693
    49      Schlumberger Ltd. ................................     3,158
    12      Total S.A. ADR....................................       799
                                                                --------
                                                                   6,562
                                                                --------
            FINANCE -- 25.4%
    12      Aetna, Inc. ......................................       487
     3      Aflac, Inc. ......................................       158
    41      American Express Co. .............................     2,166
    37      American International Group, Inc. ...............     2,208
     5      Ameriprise Financial, Inc. .......................       218
    79      Charles Schwab Corp. .............................     1,255
     1      Chicago Mercantile Exchange Holdings, Inc. .......       393
    62      Citigroup, Inc. ..................................     2,974
    11      Countrywide Financial Corp. ......................       400
    47      E*Trade Financial Group (D).......................     1,066
    19      Franklin Resources, Inc. .........................     1,623
    11      Goldman Sachs Group, Inc. ........................     1,715
    18      Humana, Inc. (D)..................................       945
    16      Legg Mason, Inc. .................................     1,557

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
    18      Marsh & McLennan Cos., Inc. ......................  $    487
     6      Medco Health Solutions, Inc. (D)..................       367
    12      Mellon Financial Corp. ...........................       410
    23      Merrill Lynch & Co., Inc. ........................     1,607
    10      Morgan Stanley....................................       607
    21      Northern Trust Corp. .............................     1,145
    11      Prudential Financial, Inc. .......................       878
    35      SLM Corp. ........................................     1,842
    44      State Street Corp. ...............................     2,568
    40      TD Ameritrade Holding Corp. ......................       586
    16      UBS AG (A)........................................     1,719
    69      UnitedHealth Group, Inc. .........................     3,099
    24      Wellpoint, Inc. (D)...............................     1,776
    20      Wells Fargo & Co. ................................     1,355
                                                                --------
                                                                  35,611
                                                                --------
            HEALTH CARE -- 13.4%
     5      Allergan, Inc. ...................................       579
    32      Amgen, Inc. (D)...................................     2,074
     8      Cardinal Health, Inc. ............................       515
    39      Caremark Rx, Inc. (D).............................     1,925
    23      CVS Corp. ........................................       718
    21      Genentech, Inc. (D)...............................     1,685
    29      Gilead Sciences, Inc. (D).........................     1,710
     3      GlaxoSmithKline plc ADR...........................       162
    19      Johnson & Johnson.................................     1,126
    15      Monsanto Co. .....................................     1,246
    18      Novartis AG (A)...................................       961
    40      Pfizer, Inc. .....................................       928
    18      Quest Diagnostics, Inc. ..........................     1,061
     3      Roche Holding AG (A)..............................       545
    20      Sepracor, Inc. (D)................................     1,120
    22      St. Jude Medical, Inc. (D)........................       716
    21      Stryker Corp. ....................................       901
    20      Wyeth.............................................       875
                                                                --------
                                                                  18,847
                                                                --------
            SERVICES -- 6.2%
    36      Automatic Data Processing, Inc. ..................     1,624
     3      Cintas Corp. .....................................       135
    21      Grupo Televisa S.A. ADR...........................       398
    16      Harrah's Entertainment, Inc. .....................     1,125
    23      Marriott International, Inc. Class A..............       884
     4      McGraw-Hill Cos., Inc. ...........................       201
     5      Monster Worldwide, Inc. (D).......................       213
     3      Omnicom Group, Inc. ..............................       241
     5      Paychex, Inc. ....................................       183
     5      Scripps (E.W.) Co. Class A........................       207
    40      Time Warner, Inc. ................................       687
     7      United Parcel Service, Inc. Class B...............       552
    26      Viacom, Inc. Class B (D)..........................       922
    17      Wynn Resorts Ltd. (D).............................     1,275
                                                                --------
                                                                   8,647
                                                                --------
            TECHNOLOGY -- 31.2%
    22      Adobe Systems, Inc. (D)...........................       662
    29      America Movil S.A. de C.V. ADR....................       978

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
    40      American Tower Corp. Class A (D)..................  $  1,242
    31      Analog Devices, Inc. .............................       996
    13      Apple Computer, Inc. (D)..........................       754
    99      Cisco Systems, Inc. (D)...........................     1,932
    38      Corning, Inc. (D).................................       914
    55      Danaher Corp. ....................................     3,544
    30      Dell, Inc. (D)....................................       730
    63      EMC Corp. (D).....................................       693
    27      First Data Corp. .................................     1,194
    10      Garmin Ltd. ......................................     1,065
   162      General Electric Co. .............................     5,330
     6      Google, Inc. (D)..................................     2,600
     9      Harman International Industries, Inc. ............       802
    25      Intel Corp. ......................................       476
    14      Intuit, Inc. (D)..................................       870
    34      Juniper Networks, Inc. (D)........................       537
    30      Linear Technology Corp. ..........................     1,015
    29      Marvell Technology Group Ltd. (D).................     1,268
    55      Maxim Integrated Products, Inc. ..................     1,756
    35      Medtronic, Inc. ..................................     1,656
   139      Microsoft Corp. ..................................     3,229
    72      Nokia Oyj ADR.....................................     1,463
    90      Oracle Corp. (D)..................................     1,297
     8      Qualcomm, Inc. ...................................       317
    10      Rockwell Collins, Inc. ...........................       531
    12      Rogers Communications, Inc. Class B...............       481
   146      Telefonaktiebolaget LM Ericsson (A)...............       480
    20      Telus Corp. ......................................       787
    36      Texas Instruments, Inc. ..........................     1,093
    51      Xilinx, Inc. .....................................     1,164
    55      Yahoo!, Inc. (D)..................................     1,822
                                                                --------
                                                                  43,678
                                                                --------
            TRANSPORTATION -- 1.1%
    17      General Dynamics Corp. ...........................     1,113
     5      Union Pacific Corp. ..............................       474
                                                                --------
                                                                   1,587
                                                                --------
            Total common stock
              (cost $118,316).................................  $139,454
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
  SHORT-TERM INVESTMENTS -- 0.4%
            FINANCE -- 0.4%
  $178      State Street Bank Money Market Variable Rate,
              -- 4.77% (L)....................................  $    178
   327      T Rowe Price Reserve Money Market Mutual Fund,
              -- 5.20% (L)....................................       327
                                                                --------
                                                                     505
                                                                --------
            Total short-term investments
              (cost $505).....................................  $    505
                                                                --------
            Total investments in securities
              (cost $118,821) (C).............................  $139,959
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.44% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $4,289, which represents 3.06% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $120,128 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $26,942
      Unrealized depreciation.........................   (7,111)
                                                        -------
      Net unrealized appreciation.....................  $19,831
                                                        =======

  (D)Currently non-income producing.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 11.8%
  46,346    Aluminum Corp. of China Ltd. (A)(G)...............  $    34,622
   2,008    Aracruz Celulose S.A. ADR G.......................      105,274
   2,038    Arch Coal, Inc. G.................................       86,333
   2,467    BHP Billiton Ltd. ADR G...........................      106,236
   5,787    Cameco Corp. G....................................      231,322
   7,247    Companhia Vale do Rio Doce ADR G..................      174,221
   5,077    Dow Chemical Co. .................................      198,163
   2,034    Inco Ltd. GU......................................      134,014
   1,281    Newmont Mining Corp. .............................       67,798
     635    Peabody Energy Corp. .............................       35,390
   2,695    Rio Tinto plc AG..................................      141,900
   2,221    Tek Cominco Ltd. Class B..........................      133,282
   1,072    United States Steel Corp. ........................       75,183
   4,216    Vedanta Resources plc AG..........................      106,930
                                                                -----------
                                                                  1,630,668
                                                                -----------
            CAPITAL GOODS -- 7.8%
   1,806    3M Co. ...........................................      145,903
   3,000    Boeing Co. .......................................      245,730
   2,444    Caterpillar, Inc. ................................      182,022
   2,950    Ingersoll-Rand Co. Class A........................      126,210
   1,752    ITT Corp. ........................................       86,699
   1,488    Joy Global, Inc. G................................       77,500
   1,063    National Oilwell Varco, Inc. DG...................       67,290
   9,959    Xerox Corp. D.....................................      138,524
                                                                -----------
                                                                  1,069,878
                                                                -----------
            CONSUMER CYCLICAL -- 5.1%
   3,000    eBay, Inc. DG.....................................       87,870
   7,477    Federated Department Stores, Inc. U...............      273,658
   1,739    Lotte Shopping Co. GDR D..........................       33,324
   5,972    Toyota Motor Corp. A..............................      312,122
                                                                -----------
                                                                    706,974
                                                                -----------
            CONSUMER STAPLES -- 2.6%
   4,353    Bunge Ltd. G......................................      218,718
   2,673    Coca-Cola Co. ....................................      114,975
     507    Procter & Gamble Co. .............................       28,166
                                                                -----------
                                                                    361,859
                                                                -----------
            ENERGY -- 7.8%
     827    Canadian Natural Resources G......................       45,810
   2,268    Halliburton Co. G.................................      168,271
   1,354    Nabors Industries Ltd. DG.........................       45,768
     624    Occidental Petroleum Corp. .......................       63,960
   2,513    Sasol Ltd. ADR G..................................       97,114
   1,178    Schlumberger Ltd. ................................       76,726
   1,000    Valero Energy Corp. G.............................       66,520
   4,233    Weatherford International Ltd. D..................      210,056
   6,629    XTO Energy, Inc. G................................      293,484
                                                                -----------
                                                                  1,067,709
                                                                -----------
            FINANCE -- 17.6%
   4,617    ACE Ltd. .........................................      233,589
   1,049    Aflac, Inc. ......................................       48,612
  12,368    Akbank T.A.S A....................................       58,494

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            FINANCE -- (CONTINUED)
   1,750    American International Group, Inc. ...............  $   103,338
     926    Assurant, Inc. G..................................       44,809
     209    Augsburg Re AG AH.................................           66
   1,387    Bank of America Corp. ............................       66,731
   3,510    Capital One Financial Corp. G.....................      299,912
   3,464    Citigroup, Inc. ..................................      167,079
   4,295    Countrywide Financial Corp. ......................      163,554
   2,317    European Capital Limited Private Placement AH+....       27,839
     554    Federal Home Loan Mortgage Corp. .................       31,566
   1,010    Genworth Financial, Inc. .........................       35,180
      --    Host Hotels & Resorts, Inc. ......................           --
  10,832    ICICI Bank Ltd. D I...............................      115,036
   1,215    Muenchener Rueckversicherungs-Gesellschaft AG
              AG..............................................      165,631
   9,117    Reliance Communication A D I......................       49,471
   6,133    Reliance Zero A D I...............................      141,529
   4,875    Shinsei Bank Ltd. A...............................       30,897
     651    UBS AG............................................       71,360
   3,428    Uniao de Bancos Brasileiros S.A. GDR..............      227,605
   1,397    UnitedHealth Group, Inc. .........................       62,540
     400    Washington Mutual, Inc. ..........................       18,232
   3,603    Wellpoint, Inc. D.................................      262,219
                                                                -----------
                                                                  2,425,289
                                                                -----------
            HEALTH CARE -- 8.8%
     929    Abbott Laboratories G.............................       40,492
   2,089    Amgen, Inc. D.....................................      136,252
   4,000    AstraZeneca plc ADR G.............................      239,280
  11,143    Boston Scientific Corp. D.........................      187,644
   3,236    CVS Corp. G.......................................       99,345
   4,289    Eli Lilly & Co. ..................................      237,048
   3,968    Teva Pharmaceutical Industries Ltd. ADR G.........      125,336
   3,223    Wyeth.............................................      143,116
                                                                -----------
                                                                  1,208,513
                                                                -----------
            SERVICES -- 6.6%
   2,066    Clear Channel Communications, Inc. ...............       63,937
     897    Fluor Corp. ......................................       83,377
      30    Harvey Weinstein Master L.P. AH...................       29,800
     765    Hilton Hotels Corp. ..............................       21,637
   5,724    News Corp. Class A G..............................      109,788
   2,279    Starwood Hotels & Resorts.........................      137,498
  10,778    Sun Microsystems, Inc. DG.........................       44,730
     498    United Parcel Service, Inc. Class B...............       40,984
   1,067    US Airways Group, Inc. DJ.........................       53,916
   9,918    Walt Disney Co. G.................................      297,537
   1,538    WPP Group plc (A).................................       18,597
                                                                -----------
                                                                    901,801
                                                                -----------
            TECHNOLOGY -- 28.2%
   4,498    Adobe Systems, Inc. DG............................      136,550
   2,332    Amdocs Ltd. DG....................................       85,344
   4,391    America Movil S.A. de C.V. ADR G..................      146,031
  11,840    AT&T, Inc. .......................................      330,209
   7,688    Cisco Systems, Inc. D.............................      150,151

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
  17,107    Citigroup Global Certificate -- Bharti
              Televentures A D I..............................  $   138,055
   2,473    Cognex Corp. G....................................       64,377
      81    Cognos, Inc. DG...................................        2,316
   7,322    Corning, Inc. DG..................................      177,123
  12,979    EMC Corp. D.......................................      142,380
  10,939    General Electric Co. .............................      360,540
     279    Google, Inc. D....................................      116,825
   5,133    Hewlett-Packard Co. ..............................      162,607
  11,627    Hon Hai Precision Industry Co., Ltd. D A..........       71,787
   1,462    International Business Machines Corp. ............      112,311
   3,371    Juniper Networks, Inc. D..........................       53,909
   4,179    Lockheed Martin Corp. ............................      299,780
   3,440    Marvell Technology Group Ltd. D...................      152,486
   5,967    Medtronic, Inc. G.................................      279,972
     888    MEMC Electronic Materials, Inc. D.................       33,311
   3,000    Microsoft Corp. ..................................       69,900
   2,931    Mobile Telesystems OJSC ADR.......................       86,283
   9,827    Motorola, Inc. ...................................      198,016
   7,455    Oracle Corp. D....................................      108,024
   1,158    Qualcomm, Inc. ...................................       46,409
     410    Samsung Electronics Co., Ltd. AG..................      259,930
   2,000    Sprint Nextel Corp. G.............................       39,980
   4,297    Turkcell Iletisim Hizmet ADR G....................       50,967
                                                                -----------
                                                                  3,875,573
                                                                -----------
            TRANSPORTATION -- 2.3%
   1,486    ACE Aviation Holdings, Inc. D.....................       41,475
 106,729    Air China Ltd. AG.................................       44,651
   4,283    Royal Caribbean Cruises Ltd. G....................      163,806
   7,920    Ryanair Holdings A D I............................       71,920
                                                                -----------
                                                                    321,852
                                                                -----------
            UTILITIES -- 0.7%
     100    Exelon Corp. .....................................        5,683
   1,576    TXU Corp. ........................................       94,254
                                                                -----------
                                                                     99,937
                                                                -----------
            Total common stock
              (cost $11,976,976)..............................  $13,670,053
                                                                -----------
WARRANTS -- 0.1%
            TECHNOLOGY -- 0.1%
      27    Goldman Sachs Group D.............................  $    11,089
                                                                -----------
            Total warrants stocks
              (cost $9,325)...................................  $    11,089
                                                                -----------
PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       -----------
 CORPORATE BONDS: INVESTMENT GRADE -- 0.2%
            FINANCE -- 0.2%
 $   412    Augsburg Re AG,
              0.00%, 12-31-2049 A I Y.........................  $       762
  26,500    UBS Luxembourg S.A.,
              6.23%, 2-11-2015................................       26,018
                                                                -----------
            Total corporate bonds: investment grade
              (cost $27,735)..................................  $    26,780
                                                                -----------
            Total long-term investments
              (cost $12,014,036)..............................  $13,707,922
                                                                -----------
SHORT-TERM INVESTMENTS -- 6.7%
            REPURCHASE AGREEMENTS -- 0.7%
 $37,856    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    37,856
  11,866    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       11,866
  29,098    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       29,098
   1,649    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................        1,649
  20,058    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       20,058
                                                                -----------
                                                                    100,527
                                                                -----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.0%
 823,854    Navigator Prime Portfolio.........................      823,854
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            U.S. GOVERNMENT SECURITIES -- 0.0%
 $    19    U.S. Treasury Bonds,
              5.25%, 2-15-2029................................           19
     598    U.S. Treasury Bonds,
              5.50%, 8-15-2028................................          621
       8    U.S. Treasury Bonds,
              6.00%, 2-15-2026................................            9
                                                                -----------
                                                                        649
                                                                -----------
            Total short-term investments
              (cost $925,030).................................  $   925,030
                                                                -----------
            Total investments in securities
              (cost $12,939,066) C............................  $14,632,952
                                                                ===========

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.09% of total net assets at June 30, 2006.

  A The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $1,705,003 which represents 12.38% of total net assets.

  C At June 30, 2006, the cost of securities for federal income tax purposes was $12,944,028 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $2,159,470
      Unrealized depreciation.......................    (470,546)
                                                      ----------
      Net unrealized appreciation...................  $1,688,924
                                                      ==========

  D  Currently non-income producing.

 G   Security is partially on loan at June 30, 2006.

  H The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED          SHARES/PAR           SECURITY          COST BASIS
      --------          ----------           --------          ----------
      6/2006                209      Augsburg Re AG             $    67
      6/2006                412      Augsburg Re AG, 0.00%,
                                     12-31-2049                     766
      10/2005 - 6/2006    2,317      European Capital Limited
                                     Private Placement - Reg
                                     D.......................    28,262
      10/2005                30      Harvey Weinstein Master
                                     L.P. - Reg D                29,800

     The aggregate value of these securities at June 30, 2006 was $58,467, which represents 0.42% of total net assets.

  I Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $516,011, which represents 3.75% of total net assets.

  U At June 30, 2006, securities valued at $407,672 were designated to cover open call options written as follows (see Note 2 to accompanying Notes to Financial Statements):

                                         EXERCISE    EXPIRATION    MARKET     PREMIUMS
      ISSUER                 CONTRACTS    PRICE         DATE      VALUE (W)   RECEIVED
      ------                 ---------   --------   ------------  ---------   --------
      Federated Department
      Stores, Inc.              15         $40      January 2007    $2,728     $1,954
      Inco Ltd.                  5          70      October 2006     1,751        821
                                                                    ------     ------
                                                                    $4,479     $2,775
                                                                    ======     ======

  + As of June 30, 2006 the Fund has future commitments to purchase an additional 2,083 shares in the amount of $20,830 EURO.

  Y  Convertible debt security.

 J Securities exempt from registration under Regulation D of the Securities Act of 1933. This security is determined to be liquid. At June 30, 2006, the market value of this security was $53,916, which represents 0.39% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Japanese Yen                                      Buy             $5,484          $5,492          07/05/06              $(8)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
As of June 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Australia                                               0.8%
---------------------------------------------------------------
Brazil                                                  3.7
---------------------------------------------------------------
Canada                                                  4.3
---------------------------------------------------------------
China                                                   0.6
---------------------------------------------------------------
Germany                                                 1.4
---------------------------------------------------------------
India                                                   2.2
---------------------------------------------------------------
Ireland                                                 0.5
---------------------------------------------------------------
Israel                                                  0.9
---------------------------------------------------------------
Japan                                                   2.5
---------------------------------------------------------------
Luxembourg                                              1.2
---------------------------------------------------------------
Mexico                                                  1.1
---------------------------------------------------------------
Russia                                                  0.6
---------------------------------------------------------------
South Africa                                            0.7
---------------------------------------------------------------
South Korea                                             2.1
---------------------------------------------------------------
Switzerland                                             0.5
---------------------------------------------------------------
Taiwan                                                  0.5
---------------------------------------------------------------
Turkey                                                  0.8
---------------------------------------------------------------
United Kingdom                                          3.7
---------------------------------------------------------------
United States                                          71.5
---------------------------------------------------------------
Short-Term Investments                                  6.7
---------------------------------------------------------------
Other Assets & Liabilities                             (6.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 99.3%
            CAPITAL GOODS -- 1.1%
     3      Manitowoc Co. ....................................   $   134
                                                                 -------
            CONSUMER CYCLICAL -- 6.5%
     3      CDW Corp. ........................................       178
     5      Cheesecake Factory, Inc. (D)......................       146
     4      Copart, Inc. (D)..................................       109
     3      Kohl's Corp. (D)..................................       174
     3      Wal-Mart Stores, Inc. ............................       154
                                                                 -------
                                                                     761
                                                                 -------
            CONSUMER STAPLES -- 2.7%
     5      PepsiCo, Inc. ....................................       318
                                                                 -------
            ENERGY -- 12.5%
     2      Apache Corp. .....................................       150
     6      BJ Services Co. ..................................       231
     2      Chevron Corp. ....................................        96
     4      Exxon Mobil Corp. ................................       218
     2      Halliburton Co. ..................................       154
     2      Noble Corp. ......................................       147
     1      Occidental Petroleum Corp. .......................       133
     8      XTO Energy, Inc. .................................       341
                                                                 -------
                                                                   1,470
                                                                 -------
            FINANCE -- 16.1%
     3      Aetna, Inc. ......................................       100
     6      American International Group, Inc. ...............       351
     2      Bank of America Corp. ............................       108
     5      Citigroup, Inc. ..................................       258
     4      Commerce Bancorp, Inc. ...........................       153
     6      Countrywide Financial Corp. ......................       229
     4      Federal National Mortgage Association.............       193
     4      First Marblehead Corp. ...........................       219
     2      SLM Corp. ........................................        95
     6      TD Ameritrade Holding Corp. ......................        85
     6      UCBH Holdings, Inc. ..............................        95
                                                                 -------
                                                                   1,886
                                                                 -------
            HEALTH CARE -- 15.8%
     3      Baxter International, Inc. .......................       114
     5      Boston Scientific Corp. (D).......................        87
     3      CVS Corp. ........................................        91
     3      Genzyme Corp. (D).................................       160
     2      Invitrogen Corp. (D)..............................       109
     2      Johnson & Johnson.................................       141
     4      Lilly (Eli) & Co. ................................       200
     3      Lincare Holdings, Inc. (D)........................       117
     2      Novartis AG ADR...................................       116
    15      Schering-Plough Corp. ............................       286
     6      Teva Pharmaceutical Industries Ltd. ADR...........       185
     6      Walgreen Co. .....................................       251
                                                                 -------
                                                                   1,857
                                                                 -------
            SERVICES -- 11.4%
     2      Automatic Data Processing, Inc. ..................       107
     2      Cintas Corp. .....................................        80

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- (CONTINUED)
     1      FedEx Corp. ......................................   $   137
     6      H & R Block, Inc. ................................       131
     6      IMS Health, Inc. .................................       153
     2      Jacobs Engineering Group, Inc. (D)................       175
     2      Omnicom Group, Inc. ..............................       156
     8      Time Warner, Inc. ................................       146
     3      Viacom, Inc. Class B (D)..........................        99
     3      Weight Watchers International, Inc. ..............       102
     7      Westwood One, Inc. ...............................        51
                                                                 -------
                                                                   1,337
                                                                 -------
            TECHNOLOGY -- 27.7%
     6      Adobe Systems, Inc. (D)...........................       194
     4      Affiliated Computer Services, Inc. Class A (D)....       183
     2      Apple Computer, Inc. (D)..........................       114
     9      Citrix Systems, Inc. (D)..........................       377
     3      Cognos, Inc. (D)..................................        98
     2      Fisher Scientific International, Inc. (D).........       154
    11      General Electric Co. .............................       351
    13      Intel Corp. ......................................       253
     3      International Business Machines Corp. ............       250
     8      Linear Technology Corp. ..........................       263
     2      Medtronic, Inc. ..................................        77
    16      Microsoft Corp. ..................................       380
    11      Motorola, Inc. ...................................       218
    15      Symantec Corp. (D)................................       236
     3      Zebra Technologies Corp. Class A (D)..............       103
                                                                 -------
                                                                   3,251
                                                                 -------
            TRANSPORTATION -- 1.3%
     2      Carnival Corp. ...................................        73
     6      Gentex Corp. .....................................        85
                                                                 -------
                                                                     158
                                                                 -------
            UTILITIES -- 4.2%
     3      Kinder Morgan, Inc. ..............................       280
     3      Questar Corp. ....................................       219
                                                                 -------
                                                                     499
                                                                 -------
            Total common stock
              (cost $10,871)..................................   $11,671
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.6%
            FINANCE -- 0.6%
   $75      State Street Bank Money Market Variable Rate,
              -- 4.77% (L)....................................   $    75
                                                                 -------
            Total short-term investments
              (cost $75)......................................   $    75
                                                                 -------
            Total investments in securities
              (cost $10,946) (C)..............................   $11,746
                                                                 =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $11,051 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

     Unrealized appreciation..........................  $1,499
     Unrealized depreciation..........................    (804)
                                                        ------
     Net unrealized appreciation......................  $  695
                                                        ======

  (D)Currently non-income producing.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 96.1%
            BASIC MATERIALS -- 2.7%
     150    Freeport-McMoRan Copper & Gold, Inc. Class B......  $    8,334
     248    Goodyear Tire & Rubber Co. (D)(G).................       2,749
     477    Kimberly-Clark Corp. .............................      29,456
                                                                ----------
                                                                    40,539
                                                                ----------
            CAPITAL GOODS -- 7.5%
     180    3M Co. ...........................................      14,522
      73    Black & Decker Corp. .............................       6,123
     173    Caterpillar, Inc. ................................      12,885
     715    Ingersoll-Rand Co. Class A........................      30,571
     476    Lam Research Corp. (D)(G).........................      22,210
     270    Parker-Hannifin Corp. ............................      20,952
     207    Pitney Bowes, Inc. ...............................       8,566
                                                                ----------
                                                                   115,829
                                                                ----------
            CONSUMER CYCLICAL -- 6.8%
     638    Altria Group, Inc. ...............................      46,818
     682    D.R. Horton, Inc. ................................      16,238
     138    Dillard's, Inc. ..................................       4,395
     506    Office Depot, Inc. (D)............................      19,220
     536    Supervalu, Inc. ..................................      16,443
                                                                ----------
                                                                   103,114
                                                                ----------
            CONSUMER STAPLES -- 4.5%
     194    Clorox Co. .......................................      11,847
     627    General Mills, Inc. ..............................      32,370
     380    Weyerhaeuser Co. .................................      23,680
                                                                ----------
                                                                    67,897
                                                                ----------
            ENERGY -- 11.0%
     604    Chevron Corp. (G).................................      37,497
     584    ConocoPhillips....................................      38,237
     210    Devon Energy Corp. ...............................      12,704
     315    Exxon Mobil Corp. ................................      19,325
     288    Occidental Petroleum Corp. .......................      29,514
     130    Sunoco, Inc. .....................................       8,994
     325    Valero Energy Corp. ..............................      21,632
                                                                ----------
                                                                   167,903
                                                                ----------
            FINANCE -- 20.9%
     459    ACE Ltd. .........................................      23,196
     376    Aetna, Inc. ......................................      15,014
     267    Assurant, Inc. ...................................      12,899
   1,160    Bank of America Corp. ............................      55,772
   1,289    Citigroup, Inc. ..................................      62,179
     304    Countrywide Financial Corp. ......................      11,569
       9    Everest Re Group Ltd. ............................         805
     201    Goldman Sachs Group, Inc. (G).....................      30,297
     408    Lehman Brothers Holdings, Inc. (G)................      26,607
     289    MBIA, Inc. (G)....................................      16,944
     692    St. Paul Travelers Cos., Inc. ....................      30,867
     200    UnitedHealth Group, Inc. .........................       8,952
     412    Wachovia Corp. (G)................................      22,303
                                                                ----------
                                                                   317,404
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- 11.0%
     670    Abbott Laboratories...............................  $   29,219
     309    Amgen, Inc. (D)...................................      20,143
     259    Amylin Pharmaceuticals, Inc. (D)(G)...............      12,788
     422    Cardinal Health, Inc. ............................      27,147
      74    Cephalon, Inc. (D)(G).............................       4,435
     717    Forest Laboratories, Inc. (D).....................      27,721
      61    Genzyme Corp. (D)(G)..............................       3,712
     649    McKesson Corp. ...................................      30,685
     251    Wyeth.............................................      11,129
                                                                ----------
                                                                   166,979
                                                                ----------
            SERVICES -- 8.7%
     557    Accenture Ltd. Class A............................      15,774
     200    Comcast Corp. Class A (D).........................       6,547
     482    IMS Health, Inc. .................................      12,939
     164    Omnicom Group, Inc. ..............................      14,624
     413    United Parcel Service, Inc. Class B...............      34,002
     131    Univision Communications, Inc. Class A (D)........       4,399
     380    Viacom, Inc. Class B (D)..........................      13,634
     592    Walt Disney Co. ..................................      17,769
     374    Waste Management, Inc. ...........................      13,408
                                                                ----------
                                                                   133,096
                                                                ----------
            TECHNOLOGY -- 20.3%
   1,021    AT&T, Inc. (G)....................................      28,462
     354    BellSouth Corp. ..................................      12,800
     147    CenturyTel, Inc. (G)..............................       5,468
   1,486    Cisco Systems, Inc. (D)...........................      29,024
     847    Corning, Inc. (D).................................      20,484
      18    Embarq Corp. (D)..................................         722
     573    First Data Corp. .................................      25,802
     544    General Electric Co. .............................      17,924
     542    Hewlett-Packard Co. ..............................      17,158
     294    International Business Machines Corp. ............      22,577
     348    Lockheed Martin Corp. ............................      24,958
      60    MEMC Electronic Materials, Inc. (D)...............       2,246
   2,281    Microsoft Corp. ..................................      53,136
     328    Motorola, Inc. ...................................       6,613
     340    Qualcomm, Inc. (G)................................      13,632
     672    Qwest Communications International, Inc. (D)(G)...       5,438
     352    Sprint Nextel Corp. ..............................       7,038
     288    Western Digital Corp. (D).........................       5,707
     115    Whirlpool Corp. ..................................       9,521
                                                                ----------
                                                                   308,710
                                                                ----------
            TRANSPORTATION -- 1.2%
     277    General Dynamics Corp. ...........................      18,146
                                                                ----------
            UTILITIES -- 1.5%
     151    FirstEnergy Corp. ................................       8,169
     248    TXU Corp. ........................................      14,810
                                                                ----------
                                                                    22,979
                                                                ----------
            Total common stock
              (cost $1,360,932)...............................  $1,462,596
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
 SHORT-TERM INVESTMENTS -- 11.8%
            REPURCHASE AGREEMENTS -- 3.4%
$ 19,449    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $   19,449
   6,096    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       6,096
  14,950    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................      14,950
     847    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         847
  10,305    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      10,305
                                                                ----------
                                                                    51,647
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.4%
 125,063    BNY Institutional Cash Reserve Fund...............     125,063
       2    Evergreen Institutional Money Market Fund.........           2
PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            REPURCHASE AGREEMENT
$3,202...   Lehman Brothers, Inc., Repurchase Agreement,
              4.98%, 7-3-2006.................................  $    3,202
                                                                ----------
                                                                   128,267
                                                                ----------
            Total short-term investments
              (cost $179,914).................................  $  179,914
                                                                ----------
            Total investments in securities
              (cost $1,540,846) (C)...........................  $1,642,510
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,543,542 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $133,962
      Unrealized depreciation........................   (34,994)
                                                       --------
      Net unrealized appreciation....................  $ 98,968
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                         NUMBER OF                                                  APPRECIATION
DESCRIPTION                                              CONTRACTS         POSITION           EXPIRATION           (DEPRECIATION)
-----------                                              ---------         --------         --------------         --------------
S & P Mini Futures contracts                                490              Long           September 2006              $211
                                                                                                                        ====

     These contracts had a market value of $31,345 as of June 30, 2006.

     Cash of $1,998 was pledged as initial margin deposit for open futures contracts at June 30, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD DIVIDEND & GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE W
---------                                                       ----------
 COMMON STOCK -- 98.9%
            BASIC MATERIALS -- 8.0%
   3,396    Alcoa, Inc. ......................................  $  109,891
     454    Bowater, Inc. ....................................      10,322
   1,945    Companhia Vale do Rio Doce ADR....................      46,747
   2,882    DuPont (E.I.) de Nemours & Co. ...................     119,897
   1,846    International Paper Co. ..........................      59,616
   1,244    Kimberly-Clark Corp. .............................      76,755
     620    Newmont Mining Corp. .............................      32,838
     205    Rio Tinto plc ADR.................................      42,991
     485    Rohm & Haas Co. ..................................      24,313
                                                                ----------
                                                                   523,370
                                                                ----------
            CAPITAL GOODS -- 4.9%
     865    American Standard Cos., Inc. .....................      37,433
   1,122    Deere & Co. ......................................      93,684
     729    KLA-Tencor Corp. .................................      30,321
     689    Parker-Hannifin Corp. ............................      53,428
   1,208    Pitney Bowes, Inc. ...............................      49,903
   4,247    Xerox Corp. (D)...................................      59,069
                                                                ----------
                                                                   323,838
                                                                ----------
            CONSUMER CYCLICAL -- 7.7%
   1,626    Altria Group, Inc. ...............................     119,382
     888    Avery Dennison Corp. .............................      51,534
   1,329    Family Dollar Stores, Inc. .......................      32,460
     295    Genuine Parts Co. ................................      12,294
   1,239    Ltd. Brands, Inc. ................................      31,703
   2,692    McDonald's Corp. .................................      90,451
     397    NIKE, Inc. Class B................................      32,117
   1,677    SYSCO Corp. ......................................      51,246
   1,757    Wal-Mart Stores, Inc. ............................      84,625
                                                                ----------
                                                                   505,812
                                                                ----------
            CONSUMER STAPLES -- 5.8%
     854    Bunge Ltd. .......................................      42,908
   1,650    Coca-Cola Co. ....................................      70,966
     789    Nestle S.A. ADR...................................      61,793
     286    PepsiCo, Inc. ....................................      17,189
     805    Procter & Gamble Co. .............................      44,736
   2,215    Tyson Foods, Inc. Class A.........................      32,913
     884    Unilever N.V. NY Shares...........................      19,930
   1,436    Weyerhaeuser Co. .................................      89,385
                                                                ----------
                                                                   379,820
                                                                ----------
            ENERGY -- 16.8%
   1,270    BP plc ADR........................................      88,412
   3,307    Chevron Corp. ....................................     205,257
   1,533    ConocoPhillips....................................     100,477
   1,998    EnCana Corp. .....................................     105,162
   3,810    Exxon Mobil Corp. ................................     233,729
   1,168    Royal Dutch Shell plc.............................      78,219
     999    Schlumberger Ltd. ................................      65,012
   2,494    Total S.A. ADR....................................     163,394
   1,338    XTO Energy, Inc. .................................      59,211
                                                                ----------
                                                                 1,098,873
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE W
---------                                                       ----------
            FINANCE -- 17.5%
   1,081    ACE Ltd. .........................................  $   54,693
   1,186    Allstate Corp. ...................................      64,882
   1,372    American International Group, Inc. ...............      81,023
   4,533    Bank of America Corp. ............................     218,022
   3,942    Citigroup, Inc. ..................................     190,151
   1,062    Federal Home Loan Mortgage Corp. .................      60,516
   1,167    JP Morgan Chase & Co. ............................      48,995
     977    MBIA, Inc. .......................................      57,227
   1,189    Merrill Lynch & Co., Inc. ........................      82,686
     845    Metlife, Inc. ....................................      43,293
     478    PNC Financial Services Group, Inc. ...............      33,569
   1,265    State Street Corp. ...............................      73,507
   1,471    Synovus Financial Corp. ..........................      39,399
     849    UBS AG............................................      93,146
                                                                ----------
                                                                 1,141,109
                                                                ----------
            HEALTH CARE -- 8.4%
   3,076    Abbott Laboratories...............................     134,153
   1,075    AstraZeneca plc ADR...............................      64,307
   3,356    Bristol-Myers Squibb Co. .........................      86,794
   2,310    Lilly (Eli) & Co. ................................     127,663
   5,307    Schering-Plough Corp. ............................     100,990
     855    Wyeth.............................................      37,957
                                                                ----------
                                                                   551,864
                                                                ----------
            SERVICES -- 7.7%
   1,667    Accenture Ltd. Class A............................      47,221
     384    Automatic Data Processing, Inc. ..................      17,419
   1,667    CBS Corp. Class B.................................      45,083
   1,677    Comcast Corp. Class A (D).........................      54,913
     946    Comcast Corp. Special Class A (D).................      30,997
     418    Harrah's Entertainment, Inc. .....................      29,739
   1,207    New York Times Co. Class A........................      29,615
   4,374    Sun Microsystems, Inc. (D)........................      18,150
   3,159    Time Warner, Inc. ................................      54,642
     596    United Parcel Service, Inc. Class B...............      49,102
   1,089    Viacom, Inc. Class B (D)..........................      39,014
     805    Warner Music Group Corp. .........................      23,726
   1,773    Waste Management, Inc. ...........................      63,597
                                                                ----------
                                                                   503,218
                                                                ----------
            TECHNOLOGY -- 16.1%
   6,532    AT&T, Inc. .......................................     182,183
     959    BellSouth Corp. ..................................      34,712
   3,183    EMC Corp. (D).....................................      34,921
     998    First Data Corp. .................................      44,927
   5,771    General Electric Co. .............................     190,225
   1,561    International Business Machines Corp. ............     119,908
     813    Jabil Circuit, Inc. ..............................      20,823
     787    Lockheed Martin Corp. ............................      56,481
   1,444    Medtronic, Inc. ..................................      67,738
   3,894    Microsoft Corp. ..................................      90,721
   3,581    Motorola, Inc. ...................................      72,147
   2,950    Sprint Nextel Corp. ..............................      58,961

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE W
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
   1,961    Verizon Communications, Inc. .....................  $   65,682
     196    Whirlpool Corp. ..................................      16,224
                                                                ----------
                                                                 1,055,653
                                                                ----------
            TRANSPORTATION -- 1.1%
      18    Carnival Corp. ...................................         739
     378    CSX Corp. ........................................      26,633
   2,842    Southwest Airlines Co. ...........................      46,528
                                                                ----------
                                                                    73,900
                                                                ----------
            UTILITIES -- 4.9%
   1,069    Dominion Resources, Inc. .........................      79,913
   2,277    Exelon Corp. .....................................     129,375
   1,764    FPL Group, Inc. ..................................      72,982
     131    Pinnacle West Capital Corp. ......................       5,224
     719    Progress Energy, Inc. ............................      30,802
                                                                ----------
                                                                   318,296
                                                                ----------
            Total common stock
              (cost $5,612,780)...............................  $6,475,753
                                                                ----------
SHORT-TERM INVESTMENTS -- 15.3%
            REPURCHASE AGREEMENTS -- 1.2%
  28,432    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $   28,432
   8,912    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       8,912
  21,855    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................      21,855

                                                                  MARKET
 SHARES                                                          VALUE W
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
   1,238    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $    1,238
  15,065    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      15,065
                                                                ----------
                                                                    75,502
                                                                ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.1%
 921,286    BNY Institutional Cash Reserve Fund...............     921,286
                                                                ----------
            Total short-term investments
              (cost $996,788).................................  $  996,788
                                                                ----------
            Total investments in securities
              (cost $6,609,568) (C)...........................  $7,472,541
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.66% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $6,618,733 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $1,007,155
      Unrealized depreciation.......................    (153,347)
                                                      ----------
      Net unrealized appreciation...................  $  853,808
                                                      ==========

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD EQUITY INCOME HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 97.3%
            BASIC MATERIALS -- 9.9%
     71     Air Products and Chemicals, Inc. .................  $  4,513
    194     Alcoa, Inc. ......................................     6,287
    192     Dow Chemical Co. .................................     7,507
    106     DuPont (E.I.) de Nemours & Co. ...................     4,401
     95     International Paper Co. ..........................     3,056
     74     Kimberly-Clark Corp. .............................     4,579
     58     PPG Industries, Inc. .............................     3,815
                                                                --------
                                                                  34,158
                                                                --------
            CAPITAL GOODS -- 5.4%
     29     3M Co. ...........................................     2,342
     37     American Standard Cos., Inc. .....................     1,618
     89     Caterpillar, Inc. ................................     6,644
     80     Goodrich Corp. ...................................     3,211
    118     Pitney Bowes, Inc. ...............................     4,890
                                                                --------
                                                                  18,705
                                                                --------
            CONSUMER CYCLICAL -- 2.4%
    115     Altria Group, Inc. ...............................     8,417
                                                                --------
            CONSUMER STAPLES -- 7.4%
     83     Campbell Soup Co. ................................     3,069
     59     Colgate-Palmolive Co. ............................     3,516
     42     Diageo plc ADR....................................     2,864
     92     General Mills, Inc. ..............................     4,760
    108     Kellogg Co. ......................................     5,228
     68     PepsiCo, Inc. ....................................     4,089
     33     Weyerhaeuser Co. .................................     2,031
                                                                --------
                                                                  25,557
                                                                --------
            ENERGY -- 10.5%
     82     Chevron Corp. ....................................     5,083
    206     ConocoPhillips....................................    13,481
    240     Exxon Mobil Corp. ................................    14,741
     44     Royal Dutch Shell plc ADR.........................     3,064
                                                                --------
                                                                  36,369
                                                                --------
            FINANCE -- 32.2%
     89     ACE Ltd. .........................................     4,497
     84     Allstate Corp. ...................................     4,603
    350     Bank of America Corp. ............................    16,821
    128     Chubb Corp. ......................................     6,396
    284     Citigroup, Inc. ..................................    13,695
     34     Comerica, Inc. ...................................     1,773
    222     Host Hotels & Resorts, Inc. ......................     4,844
    177     JP Morgan Chase & Co. ............................     7,447
    110     Merrill Lynch & Co., Inc. ........................     7,652
    110     National City Corp. ..............................     3,969
    120     PNC Financial Services Group, Inc. ...............     8,426
    129     SunTrust Banks, Inc. .............................     9,802
     50     UBS AG............................................     5,441
    137     US Bancorp........................................     4,227
     57     Wachovia Corp. ...................................     3,096

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
     43     Washington Mutual, Inc. ..........................  $  1,941
    104     Wells Fargo & Co. ................................     7,006
                                                                --------
                                                                 111,636
                                                                --------
            HEALTH CARE -- 8.0%
    108     Abbott Laboratories...............................     4,701
     65     AstraZeneca plc ADR...............................     3,888
    128     Baxter International, Inc. .......................     4,718
     93     Bristol-Myers Squibb Co. .........................     2,413
    155     Pfizer, Inc. .....................................     3,630
    190     Wyeth.............................................     8,426
                                                                --------
                                                                  27,776
                                                                --------
            SERVICES -- 2.0%
     51     Donnelley (R.R.) & Sons Co. ......................     1,636
     43     Gannett Co., Inc. ................................     2,418
     37     United Parcel Service, Inc. Class B...............     3,005
                                                                --------
                                                                   7,059
                                                                --------
            TECHNOLOGY -- 9.0%
    440     AT&T, Inc. .......................................    12,271
    140     BellSouth Corp. ..................................     5,074
      7     Embarq Corp. (D)..................................       306
    200     General Electric Co. .............................     6,602
    149     Sprint Nextel Corp. ..............................     2,983
     72     Verizon Communications, Inc. .....................     2,426
     74     Vodafone Group plc ADR............................     1,570
                                                                --------
                                                                  31,232
                                                                --------
            UTILITIES -- 10.5%
     86     Consolidated Edison, Inc. ........................     3,813
    103     Dominion Resources, Inc. .........................     7,691
     20     Entergy Corp. ....................................     1,408
     85     Exelon Corp. .....................................     4,820
    186     FPL Group, Inc. ..................................     7,686
     67     PPL Corp. ........................................     2,148
     74     SCANA Corp. ......................................     2,860
     86     Southern Co. .....................................     2,766
     51     TXU Corp. ........................................     3,054
                                                                --------
                                                                  36,246
                                                                --------
            Total common stock
              (cost $312,852).................................  $337,155
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 1.9%
            REPURCHASE AGREEMENTS -- 1.9%
 $2,522     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $  2,522
    790     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       790
  1,938     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................     1,938

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  110     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $    110
  1,336     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     1,336
                                                                --------
            Total short-term investments
              (cost $6,696)...................................  $  6,696
                                                                --------
            Total investments in securities
              (cost $319,548) (C).............................  $343,851
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.86% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $319,649 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $30,347
      Unrealized depreciation.........................   (6,145)
                                                        -------
      Net unrealized appreciation.....................  $24,202
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD FOCUS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 98.9%
            BASIC MATERIALS -- 5.1%
    78      Companhia Vale do Rio Doce ADR....................   $ 1,863
    60      Dow Chemical Co. .................................     2,334
                                                                 -------
                                                                   4,197
                                                                 -------
            CAPITAL GOODS -- 2.1%
    21      Deere & Co. ......................................     1,728
                                                                 -------
            CONSUMER CYCLICAL -- 4.9%
    71      D.R. Horton, Inc. ................................     1,682
    78      Dollar General Corp. .............................     1,088
    36      Home Depot, Inc. .................................     1,271
                                                                 -------
                                                                   4,041
                                                                 -------
            CONSUMER STAPLES -- 4.2%
    29      Clorox Co. .......................................     1,744
    76      Unilever N.V. NY Shares...........................     1,703
                                                                 -------
                                                                   3,447
                                                                 -------
            ENERGY -- 6.5%
    56      Exxon Mobil Corp. ................................     3,411
    82      Williams Cos., Inc. ..............................     1,906
                                                                 -------
                                                                   5,317
                                                                 -------
            FINANCE -- 21.8%
    81      Citigroup, Inc. ..................................     3,893
    62      Countrywide Financial Corp. ......................     2,342
    75      E*Trade Financial Group (D).......................     1,707
    15      ING Groep N.V.-Sponsored ADR......................       594
    30      Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................     4,111
    29      UBS AG............................................     3,192
    46      UnitedHealth Group, Inc. .........................     2,064
                                                                 -------
                                                                  17,903
                                                                 -------
            HEALTH CARE -- 12.3%
    33      Amgen, Inc. (D)...................................     2,140
   118      Boston Scientific Corp. (D).......................     1,989
    71      Elan Corp. plc ADR (D)............................     1,192
    53      Lilly (Eli) & Co. ................................     2,940
    38      Sanofi-Aventis S.A. ADR...........................     1,870
                                                                 -------
                                                                  10,131
                                                                 -------
            SERVICES -- 13.2%
    63      Accenture Ltd. Class A............................     1,776
    42      Comcast Corp. Class A (D).........................     1,385
   176      Sun Microsystems, Inc. (D)........................       729
    23      United Parcel Service, Inc. Class B...............     1,852
    79      Viacom, Inc. Class B (D)..........................     2,842
   157      XM Satellite Radio Holdings, Inc. Class A (D).....     2,294
                                                                 -------
                                                                  10,878
                                                                 -------
            TECHNOLOGY -- 27.3%
    84      AT&T, Inc. .......................................     2,351
   120      Cisco Systems, Inc. (D)...........................     2,344
   191      EMC Corp. (D).....................................     2,094
   116      General Electric Co. .............................     3,833
     9      Lexmark International, Inc. ADR (D)...............       497

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
    33      Marvell Technology Group Ltd. (D).................   $ 1,476
    38      Maxim Integrated Products, Inc. ..................     1,223
    43      Medtronic, Inc. ..................................     2,027
   127      Microsoft Corp. ..................................     2,968
    28      Qualcomm, Inc. ...................................     1,110
   120      Sprint Nextel Corp. ..............................     2,403
                                                                 -------
                                                                  22,326
                                                                 -------
            UTILITIES -- 1.5%
    21      Exelon Corp. .....................................     1,205
                                                                 -------
            Total common stock
              (cost $85,092)..................................   $81,173
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.3%
            REPURCHASE AGREEMENTS -- 0.3%
  $ 86      Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................   $    86
    27      BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................        27
    66      Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................        66
     4      UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         4
    45      UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................        45
                                                                 -------
            Total short-term investments
              (cost $228).....................................   $   228
                                                                 -------
            Total investments in securities
              (cost $85,320) (C)..............................   $81,401
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.69% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $4,111, which represents 5.01% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $85,470 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 1,906
      Unrealized depreciation.........................   (5,975)
                                                        -------
      Net unrealized depreciation.....................  $(4,069)
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell              $163            $161           07/03/06              $(2)
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE (W)
-----------                                                       ---------
COMMON STOCK -- 58.6%
              BASIC MATERIALS -- 3.1%
        192   BHP Billiton plc (A)..............................  $  3,727
         64   Cameco Corp. (G)..................................     2,574
        133   Companhia Vale do Rio Doce ADR (G)................     3,200
         91   JSR Corp. A(G)....................................     2,291
                                                                  --------
                                                                    11,792
                                                                  --------
              CAPITAL GOODS -- 1.0%
         47   Boeing Co. .......................................     3,833
                                                                  --------
              CONSUMER CYCLICAL -- 5.3%
         45   Best Buy Co., Inc. ...............................     2,465
        979   Carphone Warehouse Group plc (A)..................     5,737
         75   Lotte Shopping Co. GDR (D)........................     1,435
         29   LVMH Moet Hennessy Louis Vuitton S.A. A(G)........     2,873
         22   Nintendo Co. Ltd. (A).............................     3,612
         51   Starbucks Corp. (D)...............................     1,914
         36   Whole Foods Market, Inc. .........................     2,314
                                                                  --------
                                                                    20,350
                                                                  --------
              CONSUMER STAPLES -- 0.7%
         67   Reckitt Benckiser plc (A).........................     2,510
                                                                  --------
              ENERGY -- 4.8%
         40   Noble Corp. (G)...................................     2,962
         61   Schlumberger Ltd. ................................     3,952
         47   Suncor Energy, Inc. ..............................     3,812
         64   Valero Energy Corp. ..............................     4,277
         77   XTO Energy, Inc. .................................     3,409
                                                                  --------
                                                                    18,412
                                                                  --------
              FINANCE -- 10.2%
        101   Commerzbank AG (A)................................     3,667
         96   E*Trade Financial Group (D).......................     2,191
         39   Erste Bank Der Oesterreichischen Sparkassen AG
                A(G)............................................     2,200
         45   Euronext A(G).....................................     4,178
         23   Goldman Sachs Group, Inc. ........................     3,460
         16   KBC Bankverzekeringsholdings A(G).................     1,762
         69   Man Group plc (A).................................     3,263
         --   Mitsubishi UFJ Financial Group, Inc. (A)..........     2,579
          7   ORIX Corp. (A)....................................     1,757
        351   Shinsei Bank Ltd. (A).............................     2,225
         42   SLM Corp. ........................................     2,201
        107   Standard Chartered plc (A)........................     2,619
        110   Sumitomo Realty & Development A(G)................     2,714
         37   UBS AG (A)........................................     4,058
                                                                  --------
                                                                    38,874
                                                                  --------
              HEALTH CARE -- 7.9%
         46   AstraZeneca plc (A)...............................     2,746
         58   Celgene Corp. (D).................................     2,770
         82   Eisai Co., Ltd. (A)...............................     3,703
        109   Elan Corp. plc ADR (D)............................     1,812
         36   Monsanto Co. .....................................     3,056
         19   Roche Holding AG (A)..............................     3,203

                                                                   MARKET
  SHARES                                                          VALUE (W)
-----------                                                       ---------
              HEALTH CARE -- (CONTINUED)
         55   Sanofi-Aventis S.A. A(G)..........................  $  5,316
        212   Schering-Plough Corp. ............................     4,038
         73   Wyeth.............................................     3,260
                                                                  --------
                                                                    29,904
                                                                  --------
              SERVICES -- 8.9%
         87   Comcast Corp. Class A (D).........................     2,848
      1,311   EMI Group plc (A).................................     7,352
         20   Fluor Corp. ......................................     1,886
        173   Grupo Televisa S.A. ADR...........................     3,339
         36   Harrah's Entertainment, Inc. .....................     2,577
         83   Las Vegas Sands Corp. (D).........................     6,486
         69   Opap S.A. (A).....................................     2,515
         14   SAP AG ADR (A)....................................     2,929
        130   Warner Music Group Corp. .........................     3,829
                                                                  --------
                                                                    33,761
                                                                  --------
              TECHNOLOGY -- 16.3%
        104   Adobe Systems, Inc. (D)...........................     3,157
        112   America Movil S.A. de C.V. ADR....................     3,728
        142   American Tower Corp. Class A (D)..................     4,403
        162   ASML Holding N.V.D A..............................     3,275
        177   Cisco Systems, Inc. (D)...........................     3,463
         64   Corning, Inc. (D).................................     1,546
         37   Danaher Corp. ....................................     2,406
         11   Google, Inc. (D)..................................     4,487
         71   Hewlett-Packard Co. ..............................     2,240
        364   Hon Hai Precision Industry Co., Ltd. D A..........     2,247
         66   Marvell Technology Group Ltd. (D).................     2,926
        198   Motorola, Inc. ...................................     3,998
        109   Network Appliance, Inc. (D).......................     3,858
         47   Qualcomm, Inc. ...................................     1,875
          6   Rakuten, Inc. A(G)................................     3,787
          6   Samsung Electronics Co., Ltd. (A).................     3,982
         65   SanDisk Corp. (D).................................     3,334
        191   Sharp Corp. A(G)..................................     3,019
         87   Sprint Nextel Corp. ..............................     1,731
         42   Tokyo Electron Ltd. (A)...........................     2,949
                                                                  --------
                                                                    62,411
                                                                  --------
              TRANSPORTATION -- 0.4%
         29   Ryanair Holdings plc ADR (D)(G)...................     1,503
                                                                  --------
              Total common stock
                (cost $203,590).................................  $223,350
                                                                  --------
 PRINCIPAL
  AMOUNT
-----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 10.3%
              FINANCE -- 10.3%
$       445   Advanta Business Card Master Trust,
                5.15%, 10-20-2010...............................  $    442
        900   Advanta Business Card Master Trust,
                5.34%, 4-20-2011 (L)............................       901

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       521   American Express Credit Account Master Trust,
                5.20%, 1-18-2011 (L)............................  $    520
      1,130   American Honda Finance Corp.,
                5.12%, 7-23-2007 I (L)..........................     1,130
        153   ARMS II,
                5.11%, 9-10-2034 (L)............................       153
      2,060   Arran Residential Mortgages Funding,
                5.26%, 4-12-2036 I (L)..........................     2,060
      1,285   Asset Backed Securities Corp. Home Equity,
                5.37%,12/15/2046 (L)  (Q).......................     1,285
        660   Banc of America Commercial Mortgage, Inc.,
                5.18%, 9-10-2047 (L)............................       631
        500   Bank One Issuance Trust,
                5.31%, 6-15-2011 (L)............................       501
        595   Bear Stearns Commercial Mortgage Securities, Inc.,
                4.68%, 8-13-2039................................       556
        450   Bear Stearns Commercial Mortgage Securities, Inc.,
                5.61%, 11-15-2033...............................       446
        307   BMW Vehicle Owner Trust,
                3.66%, 12-26-2007...............................       306
      1,765   Capital One Auto Finance Trust,
                5.31%, 5-15-2009................................     1,761
        620   Capital One Prime Auto Receivables Trust,
                5.22%, 4-15-2011 (L)............................       620
        136   Carmax Auto Owner Trust,
                3.78%, 2-15-2008................................       135
        370   Chase Credit Card Master Trust,
                5.33%, 3-16-2009 (L)............................       370
        265   Chase Issuance Trust,
                5.22%, 7-15-2010 (L)............................       265
        270   Chase Manhattan Auto Owner Trust,
                5.37%, 1-15-2009................................       270
        560   Collegiate Funding Services Education Loan Trust
                I,
                4.97%, 9-28-2017 (L)............................       560
        223   Collegiate Funding Services Education Loan Trust
                I,
                4.98%, 9-29-2014 (L)............................       223
        261   Credit-Based Asset Servicing and Securities,
                5.44%, 8-25-2035 (L)............................       261
         76   Crusade Global Trust,
                4.75%, 1-16-2035 (L)............................        76
         96   Crusade Global Trust,
                4.80%, 1-17-2034 (L)............................        96
        260   Crusade Global Trust,
                5.46%, 6-17-2037 (L)............................       260
        176   Crusade Global Trust,
                5.59%, 9-18-2034 (L)............................       176

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              FINANCE -- (CONTINUED)
$       450   CS First Boston Mortgage Securities Corp.,
                3.94%, 5-15-2038................................  $    403
        935   DaimlerChrysler Auto Trust,
                2.58%, 4-8-2009.................................       912
        670   DaimlerChrysler Master Owner Trust,
                5.21%, 8-17-2009 (L)............................       670
        400   Discover Card Master Trust I,
                5.22%, 5-15-2010 (L)............................       400
        285   Discover Card Master Trust I,
                5.23%, 4-16-2010 (L)............................       285
        645   Discover Card Master Trust I,
                5.34%, 4-16-2010 (L)............................       646
GBP     173   European Loan Conduit,
                5.17%, 11-1-2029 (I)............................       320
        984   First Union-Chase Commercial Mortgage,
                6.65%, 6-15-2031................................     1,004
        700   Ford Credit Floorplan Master Owner Trust,
                5.35%, 5-15-2010 (L)............................       700
        500   GE Capital Credit Card Master Note Trust,
                5.24%, 9-15-2010 (L)............................       500
      1,135   GE Capital Credit Card Master Note Trust,
                5.25%, 6-15-2010 (L)............................     1,135
      1,310   GE Commercial Loan Trust,
                5.49%, 6-15-2017 (I) (L)........................     1,310
        379   GE Corporate Aircraft Financing LLC,
                5.49%, 9-25-2013 I (L)..........................       379
        272   Granite Master Issuer plc,
                5.30%, 6-20-2030 (L)............................       272
        140   Granite Mortgages plc,
                5.24%, 7-20-2019 (L)............................       140
        835   Greenwich Capital Commercial Funding Corp.,
                5.22%, 9-10-2015................................       796
        762   Harley-Davidson Motorcycle Trust,
                5.06%, 6-15-2010 (I)............................       759
        949   Honda Auto Receivables Owner Trust,
                2.91%, 10-20-2008 (S)...........................       934
      1,340   Household Affinity Credit Card Master Note Trust,
                5.32%, 2-15-2010 (L)............................     1,342
        497   Household Automotive Trust,
                4.16%, 9-17-2008................................       495
        495   Household Automotive Trust,
                5.40%, 6-17-2009................................       494
      1,130   John Deere Owner Trust,
                5.41%, 11-17-2008...............................     1,126
        480   MBNA Credit Card Master Note Trust,
                6.55%, 12-15-2008...............................       480
        170   Medallion Trust,
                5.34%, 5-25-2035 (L)............................       170
        179   Medallion Trust,
                5.61%, 12-21-2033 (L)...........................       180
        375   Morgan Stanley Dean Witter Capital I,
                5.23%, 9-15-2042................................       358
        413   Morgan Stanley Dean Witter Capital I,
                6.20%, 7-15-2033................................       417

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       583   National RMBS Trust,
                5.52%, 3-20-2034 (L)............................  $    583
         76   Navistar Financial Corp. Owner Trust,
                2.72%, 12-15-2007...............................        76
        147   New Century Home Equity Loan Trust,
                5.61%, 3-25-2035 (L)............................       147
        179   Nissan Auto Lease Trust,
                2.90%, 8-15-2007................................       178
         44   Nissan Auto Receivables Owner Trust,
                3.22%, 7-16-2007................................        44
        196   Nissan Auto Receivables Owner Trust,
                3.75%, 9-17-2007................................       196
        455   Nissan Auto Receivables Owner Trust,
                5.18%, 8-15-2008................................       454
        500   Nomura Asset Securities Corp.,
                6.59%, 3-15-2030................................       507
        197   Onyx Acceptance Grantor Trust,
                4.03%, 4-15-2008................................       196
         17   Option One Mortgage Loan Trust,
                5.42%, 8-25-2035 (L)............................        17
        597   Option One Mortgage Loan Trust,
                5.48%, 8-25-2035 (L)............................       597
        510   Permanent Financing plc,
                5.41%, 6-10-2011 (L)............................       510
        570   Prudential Commercial Mortgage Trust,
                4.49%, 2-11-2036................................       528
        284   Residential Asset Securities Corp.,
                5.42%, 8-25-2035 (L)............................       284
         95   RMAC plc,
                4.95%, 12-12-2018 I (L).........................        95
        796   SLM Student Loan Trust,
                5.26%, 7-25-2012 (L)............................       797
         28   USAA Auto Owner Trust,
                3.55%, 9-17-2007................................        28
        478   USAA Auto Owner Trust,
                3.80%, 12-17-2007...............................       477
        895   Volkswagen Credit Auto Master Trust,
                5.29%, 7-20-2010 (L)............................       896
        830   Wachovia Auto Owners Trust,
                5.41%, 4-20-2009................................       830
        500   Wachovia Bank Commercial Mortgage Trust,
                5.12%, 7-15-2042................................       474
        415   Westpac Securitisation Trust,
                5.52%, 3-23-2036 (L)............................       415
        354   WFS Financial Owner Trust,
                4.00%, 6-17-2008................................       354
                                                                  --------
              Total asset & commercial mortgage backed
                securities
                (cost $39,531)..................................  $ 39,314
                                                                  --------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- 36.6%
              BASIC MATERIALS -- 0.1%
EUR     325   International Paper Co.,
                5.375%, 8-11-2006...............................  $    417
                                                                  --------
              CAPITAL GOODS -- 0.4%
$     1,050   Boeing Co.,
                8.10%, 11-15-2006...............................     1,059
        595   United Technologies Corp.,
                5.28%, 6-1-2009 (L).............................       595
                                                                  --------
                                                                     1,654
                                                                  --------
              CONSUMER CYCLICAL -- 0.7%
        485   DaimlerChrysler NA Holdings Corp.,
                4.875%, 6-15-2010...............................       464
EUR     580   Marks and Spencer plc,
                3.46%, 1-16-2007 (L)............................       743
        750   Staples, Inc.,
                7.125%, 8-15-2007...............................       759
      1,000   Wal-Mart Stores, Inc.,
                5.25%, 9-1-2035.................................       873
                                                                  --------
                                                                     2,839
                                                                  --------
              ENERGY -- 0.9%
        735   Burlington Resources Finance Co.,
                5.60%, 12-1-2006................................       735
        900   ConocoPhillips Co.,
                5.03%, 4-11-2007 (L)............................       900
        900   ConocoPhillips Co.,
                5.13%, 4-9-2009 (L).............................       901
EUR     480   Pemex Project Funding Master Trust,
                6.375%, 8-5-2016 (I)............................       648
EUR     260   Pemex Project Funding Master Trust,
                6.375%, 8-5-2016................................       351
                                                                  --------
                                                                     3,535
                                                                  --------
              FINANCE -- 10.7%
      1,345   Abbey National Treasury Service,
                5.17%, 4-3-2007.................................     1,344
        660   Abbey National Treasury Service,
                5.51%, 6-29-2007 (L)............................       660
        345   Ace INA Holdings, Inc.,
                6.70%, 5-15-2036................................       331
        855   Ace INA Holdings, Inc.,
                8.30%, 8-15-2006................................       858
        725   Aiful Corp.,
                5.00%, 8-10-2010 (I)............................       689
EUR     650   ASIF III (Jersey) Ltd.,
                2.91%, 7-16-2006 (L)............................       831
        905   BAE Systems Holdings, Inc.,
                5.57%, 8-15-2008 I (L)..........................       906
EUR     785   Bank of America Corp.,
                3.02%, 11-20-2008 (L)...........................     1,005
      1,300   Bank of America Corp.,
                5.45%, 3-6-2007 (L).............................     1,300
      1,345   Barclay Bank plc NY,
                5.20%, 4-3-2007.................................     1,344

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              FINANCE -- (CONTINUED)
$       500   Berkshire Hathaway Finance Corp.,
                5.08%, 1-11-2008 (L)(G).........................  $    501
        450   Boeing Capital Corp.,
                4.75%, 8-25-2008 (G)............................       442
      1,195   Caterpillar Financial Asset Trust,
                5.59%, 2-25-2009................................     1,188
      1,300   Caterpillar Financial Services Corp.,
                5.17%, 2-12-2007 (L)............................     1,301
EUR   1,000   Credit Agricole,
                2.75%, 10-17-2007 (L)...........................     1,279
EUR     880   Credit Agricole,
                2.86%, 7-11-2007 (L)............................     1,126
        695   Credit Suisse First Boston USA, Inc.,
                5.125%, 8-15-2015...............................       650
        810   EOP Operating L.P.,
                6.76%, 6-15-2007................................       816
        425   ERAC USA Finance Co.,
                5.40%, 4-30-2009 I (L)..........................       425
      1,150   HBOS Treasury Services plc,
                4.00%, 9-15-2009 (I)............................     1,096
        395   HSBC Finance Corp.,
                5.26%, 2-28-2007 (L)............................       395
        620   HSBC Holding plc,
                6.50%, 5-2-2036 (G).............................       610
        430   Korea Development Bank,
                4.625%, 9-16-2010...............................       410
EUR     800   Lloyds TSB Bank plc,
                5.25%, 7-14-2008................................     1,049
        904   MBNA Credit Card Master Note Trust,
                5.20%, 12-15-2010 (L)...........................       904
        525   Mizuho Financial Group, Inc.,
                5.79%, 4-15-2014 (I)............................       514
EUR     570   Morgan Stanley Dean Witter,
                3.31%, 5-29-2008 (L)............................       732
        665   Morgan Stanley Dean Witter,
                5.13%, 4-25-2008 (L)............................       665
        700   Nationwide Building Society,
                2.625%, 1-30-2007 (I)...........................       688
EUR     225   Nordea Bank Finland plc,
                5.75%, 3-26-2014................................       301
EUR   1,100   Nordea Bank Norge,
                2.95%, 12-13-2006 (L)...........................     1,406
EUR     425   Oversea-Chinese Banking Corp., Ltd.,
                7.25%, 9-6-2011 (K).............................       616
PLN     580   Poland Government Bond,
                6.25%, 10-24-2015...............................       190
EUR     500   RCI Banque,
                3.25%, 3-5-2007 (L).............................       640
      1,350   Royal Bank of Scotland plc,
                4.79%, 12-18-2006...............................     1,347
      1,325   Royal Bank of Scotland plc,
                5.22%, 11-24-2006 I (L).........................     1,325
SGD   2,145   SGB, Inc.,
                3.625%, 7-1-2014 (Q)............................     1,360

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              FINANCE -- (CONTINUED)
$       540   Societe Generale,
                4.77%, 1-17-2007................................  $    538
      1,350   Societe Generale,
                4.78%, 12-18-2006...............................     1,347
        121   Southern Capital Corp.,
                5.70%, 6-30-2023 (I)............................       118
      1,330   St. Paul Travelers Cos., Inc.,
                5.75%, 3-15-2007................................     1,330
      1,145   Temasek Financial I Ltd.,
                4.50%, 9-21-2015 (I)............................     1,038
        670   UBS Luxembourg S.A.,
                6.86%, 10-24-2006 (L)...........................       672
EUR     300   Unicredito Italiano Bank of Ireland,
                2.80%, 1-25-2008 (L)............................       383
EUR     550   Unicredito Italiano Bank,
                2.75%, 10-11-2006 (L)...........................       703
      1,200   US Bank NA,
                5.13%, 7-28-2006 (L)............................     1,200
EUR     550   Volkswagen Bank GMBH,
                3.09%, 12-27-2006 (L)...........................       704
EUR   1,300   Volkswagen Group Services AG,
                3.03%, 9-27-2007 (L)............................     1,661
                                                                  --------
                                                                    40,938
                                                                  --------
              FOREIGN GOVERNMENTS -- 21.1%
AUD   2,405   Australian Government,
                6.00%, 2-15-2017 (Q)............................     1,817
CAD  12,480   Canadian Government,
                4.25%, 9-1-2008 (Q).............................    11,135
CAD   4,170   Canadian Government,
                4.50%, 6-1-2015 (Q).............................     3,713
CAD     740   Canadian Government,
                5.50%, 6-1-2010.................................       687
CAD     855   Canadian Government,
                5.75%, 6-01-2029................................       884
EUR   4,135   Deutscheland Bundesrepublic,
                3.75%, 1-4-2015 (Q).............................     5,183
EUR   3,380   Deutscheland Bundesrepublic,
                4.00%, 1-4-2037 (Q).............................     4,080
EUR   9,120   Deutscheland Bundesrepublic,
                5.25%, 7-4-2010 (Q).............................    12,281
EUR   5,240   French Government,
                3.50%, 7-12-2011 (Q)............................     6,590
EUR     400   French Government,
                4.00%, 4-25-2013................................       513
JPY 757,150   Japanese Government,
                1.40%, 6-22-2009 (Q)............................     6,691
JPY 126,000   Japanese Government,
                1.40%, 9-20-2011 (Q)............................     1,098
JPY 370,600   Japanese Government,
                1.40%, 9-20-2011................................     3,231
JPY 597,600   Japanese Government,
                1.50%, 9-20-2013 (Q)............................     5,146
JPY 352,400   Japanese Government,
                1.40%, 12-20-2015 (Q)...........................     2,950

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
              FOREIGN GOVERNMENTS -- (CONTINUED)
DKK   3,676   Kingdom of Denmark,
                6.00%, 11-15-2009...............................  $    673
MXP  12,755   Mexican Bonos,
                10.00%, 12-5-2024...............................     1,175
      1,270   Russian Federation,
                10.00%, 6-26-2007 (I)...........................     1,316
SGD   1,350   Singapore Government,
                4.375%, 1-15-2009...............................       878
GBP   1,240   UK Gilt,
                4.25%, 3-7-2036 (Q).............................     2,260
GBP   1,371   United Kingdom Treasury,
                4.75%, 6-7-2010 (Q).............................     2,531
GBP   1,660   United Kingdom Treasury,
                4.75%, 6-7-2010 (Q).............................     3,064
GBP   1,045   United Kingdom Treasury,
                4.75%, 9-7-2015 (Q).............................     1,935
                                                                  --------
                                                                    79,831
                                                                  --------
              SERVICES -- 0.8%
$       530   Comcast Corp.,
                5.45%, 11-15-2010 (G)...........................       522
        655   Harrah's Operating Co., Inc.,
                7.125%, 6-1-2007................................       661
      1,350   News America, Inc.,
                6.40%, 12-15-2035...............................     1,249
        740   Walt Disney Co.,
                5.50%, 12-29-2006...............................       740
                                                                  --------
                                                                     3,172
                                                                  --------
              TECHNOLOGY -- 1.2%
        475   Cingular Wireless Services, Inc.,
                7.875%, 3-1-2011................................       512
        355   Embarq Corp.,
                7.08%, 6-1-2016.................................       353
        295   Embarq Corp.,
                7.99%, 6-1-2036.................................       297
        630   General Electric Co.,
                5.00%, 2-1-2013.................................       603
      1,080   SBC Communications, Inc.,
                5.10%, 9-15-2014 (G)............................     1,002
        405   Sprint Capital Corp.,
                4.78%, 8-17-2006................................       405
        600   Sprint Capital Corp.,
                6.00%, 1-15-2007................................       601
        305   Sprint Capital Corp.,
                7.625%, 1-30-2011...............................       325
        375   Verizon New England, Inc.,
                6.50%, 9-15-2011................................       375
                                                                  --------
                                                                     4,473
                                                                  --------
              UTILITIES -- 0.7%
GBP     530   Anglian Water Service,
                8.25%, 11-29-2006...............................       991
        350   FPL Group Capital, Inc.,
                6.125%, 5-15-2007 (G)...........................       351

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
              UTILITIES -- (CONTINUED)
$       810   Midamerican Energy Holdings,
                6.125%, 4-1-2036 (I)............................  $    756
        300   Nstar,
                8.00%, 2-15-2010 (G)............................       321
        195   Virginia Electric & Power Co.,
                5.375%, 2-1-2007................................       193
                                                                  --------
                                                                     2,612
                                                                  --------
              Total corporate bonds: investment grade
                (cost $138,923).................................  $139,471
                                                                  --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 0.4%
              FINANCE -- 0.4%
      1,360   ANZ Delaware, Inc.,
                4.81%, 1-29-2007................................  $  1,356
                                                                  --------
              Total corporate bonds: non-investment grade
                (cost $1,360)...................................  $  1,356
                                                                  --------
U.S. GOVERNMENT SECURITIES -- 4.4%
              OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
      1,200   Federal Home Loan Bank
                5.75% 2012......................................  $  1,217
                                                                  --------
              U.S. TREASURY SECURITIES -- 4.1%
     13,230   3.00% 2009 (Q)....................................    12,542
      1,341   4.25% 2014 (Q)....................................     1,263
      1,845   4.50% 2015 (Q)....................................     1,757
                                                                  --------
                                                                    15,562
                                                                  --------
              Total U.S. government securities
                (cost $16,779)..................................  $ 16,779
                                                                  --------
U.S. GOVERNMENT AGENCIES -- 3.8%
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.3%
         --   4.50% 2020........................................  $     --
        501   5.03% 2029........................................       512
        490   5.50% 2019 -- 2020................................       481
                                                                  --------
                                                                       993
                                                                  --------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%
      2,145   4.50% 2036 (Q)....................................     1,943
      1,403   4.76% 2014........................................     1,333
      1,631   4.97% 2013........................................     1,565
      5,021   5.00% 2019 -- 2036 (Q)............................     4,802
        264   5.50% 2034........................................       254
      2,301   6.50% 2013 -- 2036................................     2,314
          8   7.00% 2029........................................         8
                                                                  --------
                                                                    12,219
                                                                  --------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.3%
        480   6.00% 2028 -- 2035................................       476
        121   6.50% 2028........................................       124

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- (CONTINUED)
$       556   7.50% 2035........................................  $    579
         55   8.00% 2029 -- 2030................................        60
                                                                  --------
                                                                     1,239
                                                                  --------
              Total U.S. government agencies
                (cost $14,802)..................................  $ 14,451
                                                                  --------
              Total long-term investments
                (cost $414,985).................................  $434,721
                                                                  --------
SHORT-TERM INVESTMENTS -- 16.7%
              FINANCE -- 2.3%
      1,350   HBOS Treasury Services plc,
                4.79%, 12-18-2006...............................  $  1,347
      1,160   Rabobank Nederland,
                4.19%, 8-28-2006................................     1,160
      1,350   Rabobank Nederland,
                4.75%, 12-18-2006...............................     1,347
      1,240   Wells Fargo Bank NA,
                4.00%, 7-24-2006................................     1,240
      1,240   Wells Fargo Bank NA,
                5.26%, 7-24-2006 (L)............................     1,240
      2,370   Westdeutsche Landesbank,
                3.97%, 7-17-2006................................     2,370
                                                                  --------
                                                                     8,704
                                                                  --------
              REPURCHASE AGREEMENTS--7.3 %
     10,498   Bank of America TriParty Joint Repurchase
                Agreement,
                5.24%, 7-3-2006.................................    10,498
      3,290   BNP Paribas TriParty Joint Repurchase Agreement,
                5.28%, 7-3-2006.................................     3,290
      8,069   Morgan Stanley TriParty Joint Repurchase
                Agreement,
                5.27%, 7-3-2006.................................     8,069
        457   UBS Securities LLC Joint Repurchase Agreement,
                5.05%, 7-3-2006.................................       457
      5,562   UBS Securities LLC Joint Repurchase Agreement,
                5.28%, 7-3-2006.................................     5,562
                                                                  --------
                                                                    27,876
                                                                  --------
              U.S. GOVERNMENT SECURITIES -- 0.4%
      1,525   US Treasury Bill,
                4.79%, 7-27-2006 (S)............................     1,520
                                                                  --------
                                                                   MARKET
  SHARES                                                          VALUE (W)
-----------                                                       ---------
              SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
              LENDING -- 6.7%
     25,348   Navigator Prime Portfolio.........................  $ 25,348
                                                                  --------
              Total short-term investments
                (cost $63,454)..................................  $ 63,448
                                                                  --------
              Total investments in securities
                (cost $478,439) (C).............................  $498,169
                                                                  ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 60.60% of total net assets at June 30, 2006.

  A The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $98,795, which represents 25.94% of total net assets.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian Dollar
      DKK  -- Denmark Krone
      EUR  -- EURO
      GBP  -- Britsh Pound
      JPY  -- Japanese Yen
      PLN  -- Polish Zloty
      MXP  -- Mexican Peso
      SGD  -- Singapore Dollar

  C At June 30, 2006, the cost of securities for federal income tax purposes was $479,218 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $26,428
      Unrealized depreciation.........................   (7,477)
                                                        -------
      Net unrealized appreciation.....................  $18,951
                                                        =======

  D  Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  I Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $15,572, which represents 4.09% of total net assets.

 (K) Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At June 30, 2006, the market value of these securities amounted to $616 or 0.16% of net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $95,736.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.
                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                         NUMBER OF                                                  APPRECIATION
DESCRIPTION                                              CONTRACTS         POSITION           EXPIRATION           (DEPRECIATION)
-----------                                              ---------         --------         --------------         --------------
5 Year U.S. Treasury Note futures contracts                 15              Short           September 2006             $   3
10 Year Japanese Bond futures contracts                      4              Short           September 2006                38
10 Year U.S. Treasury Note futures contracts                 5              Long            September 2006                 3
DJ EURO                                                     23              Short           September 2006               (72)
Eurex EURO-BOBL futures contracts                            9              Short           September 2006                 9
Eurex EURO-BUND futures contracts                           12              Long            September 2006                (9)
Eurex EURO-SCHATZ futures contracts                         29              Long            September 2006                (5)
FTSE 100 Index futures contracts                             9              Short           September 2006               (50)
Long Gilt futures contracts                                 10              Long            September 2006                17
S&P 500 Index futures contracts                             18              Short           September 2006               (30)
SPE SPI 200 Index futures contracts                          4              Short           September 2006               (23)
Topix Index                                                  7              Short           September 2006               (25)
                                                                                                                       -----
                                                                                                                       $(144)
                                                                                                                       =====

     These contracts had a market value of $7,819 as of June 30, 2006.

               FORWARD FOREIGN BONDS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                        MARKET        CONTRACT       DELIVERY       MATURITY        APPRECIATION
DESCRIPTION                           TRANSACTION        VALUE         AMOUNT          DATE           DATE         (DEPRECIATION)
-----------                           -----------       -------       --------       --------       --------       --------------
Australian Government, 6.00%             Sell           $ 1,515       $ 1,546        08/15/10       02/12/17            $ 31
Canadian Government, 5.50%               Sell            14,905        14,911        06/01/14       06/01/10               6
Japanese Government, 2.10%               Sell               946           946        03/20/07       09/20/25              --
Swedish Government, 5.25%                Sell             3,284         3,219        12/07/09       03/15/11             (65)
U.S. Treasury Notes, 5.375%              Sell               458           453        03/15/10       02/15/31              (5)
U.S. Treasury Notes, 4.375%              Sell               765           766        03/15/10       08/15/12               1
U.S. Treasury Notes, 3.375%              Sell             8,726         8,739        03/15/10       02/28/07              13
                                                                                                                        ----
                                                                                                                        $(19)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                  TRANSACTION          VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                  -----------         -------         --------         --------         --------------
Australian Dollar                                Buy             $ 2,002         $ 2,005          09/20/06             $  (3)
Australian Dollar                               Sell               4,661           4,631          09/20/06               (30)
British Pound                                    Buy               1,916           1,925          09/20/06                (9)
British Pound                                   Sell                 935             930          09/15/06                (5)
British Pound                                   Sell               2,853           2,857          09/20/06                 4
Canadian Dollar                                  Buy               5,672           5,722          09/20/06               (50)
Canadian Dollar                                 Sell               9,415           9,475          09/20/06                60
Chilian Peso                                     Buy               1,618           1,606          09/20/06                12
Chilian Peso                                    Sell               2,291           2,269          09/20/06               (22)
Chinese Yuan Renminbi                            Buy               2,327           2,322          08/14/06                 5
Chinese Yuan Renminbi                            Buy                 615             623          09/20/06                (8)
Chinese Yuan Renminbi                            Buy                 181             183          03/21/07                (2)
Chinese Yuan Renminbi                           Sell               2,327           2,341          08/14/06                14
Chinese Yuan Renminbi                           Sell                 615             617          09/20/06                 2
Chinese Yuan Renminbi                           Sell                 181             182          03/21/07                 1
Danish Krone                                    Sell                 732             739          09/20/06                 7
Euro                                             Buy               1,286           1,265          07/03/06                21
Euro                                             Buy                 874             864          07/03/06                10
Euro                                             Buy              28,737          28,520          09/20/06               217
Euro                                            Sell                 183             183          07/05/06                --
Euro                                            Sell               1,025           1,008          09/15/06               (17)
Euro                                            Sell              44,461          43,985          09/20/06              (476)
Israeli Shekel                                   Buy                 515             508          09/20/06                 7
Israeli Shekel                                  Sell                 173             170          09/20/06                (3)
Japanese Yen                                     Buy               4,032           4,050          09/20/06               (18)
Japanese Yen                                    Sell                 993           1,014          09/07/06                21
Japanese Yen                                    Sell              10,513          10,571          09/20/06                58
Mexican Peso                                     Buy                 869             863          09/20/06                 6
Mexican Peso                                    Sell               1,417           1,407          09/20/06               (10)
New Zealand Dollar                               Buy               1,849           1,901          09/20/06               (52)
New Zealand Dollar                              Sell               1,216           1,213          09/20/06                (3)
Norwegian Krone                                  Buy               3,574           3,564          09/20/06                10
Norwegian Krone                                 Sell               3,236           3,236          09/20/06                --
Poland Zloty                                     Buy                 681             669          09/20/06                12
Poland Zloty                                    Sell                 197             192          09/20/06                (5)
Singapore Dollar                                 Buy               5,797           5,754          09/20/06                43
Singapore Dollar                                Sell               2,638           2,626          09/20/06               (12)
Swedish Krona                                    Buy               3,858           3,830          09/20/06                28
Swedish Krona                                   Sell               1,755           1,754          09/20/06                (1)
Swiss Francs                                     Buy               5,896           5,862          09/20/06                34
Swiss Francs                                    Sell               7,073           7,035          09/20/06               (38)
                                                                                                                       -----
                                                                                                                       $(192)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
As of June 30, 2006

                                                  PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                         NET ASSETS
---------------------------------------------------------------
Australia                                               1.4%
---------------------------------------------------------------
Austria                                                 0.6%
---------------------------------------------------------------
Belgium                                                 0.9%
---------------------------------------------------------------
Brazil                                                  0.8%
---------------------------------------------------------------
Canada                                                  6.2%
---------------------------------------------------------------
Cayman Islands                                          0.1%
---------------------------------------------------------------
Denmark                                                 0.2%
---------------------------------------------------------------
Finland                                                 0.1%
---------------------------------------------------------------
France                                                  4.8%
---------------------------------------------------------------
Germany                                                 7.6%
---------------------------------------------------------------
Greece                                                  0.7%
---------------------------------------------------------------
Ireland                                                 1.2%
---------------------------------------------------------------
Japan                                                  12.7%
---------------------------------------------------------------
Jersey Channel Isle                                     0.2%
---------------------------------------------------------------
Luxembourg                                              0.2%
---------------------------------------------------------------
Mexico                                                  2.2%
---------------------------------------------------------------
Netherlands                                             2.0%
---------------------------------------------------------------
Norway                                                  0.4%
---------------------------------------------------------------
Russia                                                  0.3%
---------------------------------------------------------------
Singapore                                               1.0%
---------------------------------------------------------------
South Korea                                             1.5%
---------------------------------------------------------------
Switzerland                                             1.9%
---------------------------------------------------------------
Taiwan                                                  0.6%
---------------------------------------------------------------
United Kingdom                                         12.4%
---------------------------------------------------------------
United States                                          54.1%
---------------------------------------------------------------
Short-Term Investments                                 16.7%
---------------------------------------------------------------
Other Assets & Liabilities                            (30.8)%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.6%
            AUSTRIA -- 1.0%
     219    Erste Bank Der Oesterreichischen Sparkassen AG
              (A)(G)..........................................  $   12,323
                                                                ----------
            BELGIUM -- 0.8%
      92    KBC Bankverzekeringsholdings (A)(G)...............       9,925
                                                                ----------
            BRAZIL -- 1.3%
     663    Companhia Vale do Rio Doce ADR (G)................      15,943
                                                                ----------
            CANADA -- 2.9%
     359    Cameco Corp. (G)..................................      14,353
     253    Suncor Energy, Inc. ..............................      20,499
                                                                ----------
                                                                    34,852
                                                                ----------
            FRANCE -- 3.7%
     161    LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......      15,977
     287    Sanofi-Aventis S.A. (A)(G)........................      27,945
                                                                ----------
                                                                    43,922
                                                                ----------
            GERMANY -- 3.0%
     566    Commerzbank AG (A)................................      20,527
      71    SAP AG ADR (A)....................................      14,961
                                                                ----------
                                                                    35,488
                                                                ----------
            GREECE -- 1.1%
     351    Opap S.A. (A).....................................      12,744
                                                                ----------
            IRELAND -- 1.4%
     550    Elan Corp. plc ADR (D)............................       9,178
     151    Ryanair Holdings plc ADR (D)(G)...................       7,961
                                                                ----------
                                                                    17,139
                                                                ----------
            JAPAN -- 12.4%
     422    Eisai Co., Ltd. (A)...............................      18,999
     463    JSR Corp. (A)(G)..................................      11,725
       1    Mitsubishi UFJ Financial Group, Inc. (A)..........      12,812
     109    Nintendo Co. Ltd. (A).............................      18,230
      37    ORIX Corp. (A)....................................       8,980
      32    Rakuten, Inc. (A)(G)..............................      19,219
   1,063    Sharp Corp. (A)...................................      16,805
   1,962    Shinsei Bank Ltd. (A).............................      12,435
     551    Sumitomo Realty & Development (A)(G)..............      13,596
     236    Tokyo Electron Ltd. (A)...........................      16,498
                                                                ----------
                                                                   149,299
                                                                ----------
            MEXICO -- 3.0%
     579    America Movil S.A. de C.V. ADR....................      19,241
     887    Grupo Televisa S.A. ADR...........................      17,124
                                                                ----------
                                                                    36,365
                                                                ----------
            NETHERLANDS -- 3.2%
     861    ASML Holding N.V. (D)(A)..........................      17,419
     230    Euronext (A) (G)..................................      21,547
                                                                ----------
                                                                    38,966
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SOUTH KOREA -- 2.5%
     405    Lotte Shopping Co. GDR (D)........................  $    7,751
      35    Samsung Electronics Co., Ltd. (A).................      22,144
                                                                ----------
                                                                    29,895
                                                                ----------
            SWITZERLAND -- 3.5%
     102    Roche Holding AG (A)..............................      16,780
     233    UBS AG (A)........................................      25,504
                                                                ----------
                                                                    42,284
                                                                ----------
            TAIWAN -- 1.0%
   1,892    Hon Hai Precision Industry Co., Ltd. (D) (A)......      11,681
                                                                ----------
            UNITED KINGDOM -- 12.4%
     375    AstraZeneca plc (A)...............................      22,564
     977    BHP Billiton plc (A)..............................      19,007
   5,027    Carphone Warehouse Group plc (A)..................      29,453
   5,803    EMI Group plc (A)(G)..............................      32,533
     359    Man Group plc (A).................................      16,904
     352    Reckitt Benckiser plc (A).........................      13,143
     627    Standard Chartered plc (A)........................      15,304
                                                                ----------
                                                                   148,908
                                                                ----------
            UNITED STATES -- 46.4%
     528    Adobe Systems, Inc. (D)...........................      16,033
     726    American Tower Corp. Class A (D)..................      22,596
     232    Best Buy Co., Inc. ...............................      12,720
     261    Boeing Co. .......................................      21,362
     341    Celgene Corp. (D)(G)..............................      16,174
     929    Cisco Systems, Inc. (D)...........................      18,151
     442    Comcast Corp. Class A (D).........................      14,465
     562    Corning, Inc. (D).................................      13,602
     197    Danaher Corp. (G).................................      12,658
     535    E*Trade Financial Group (D).......................      12,216
     102    Fluor Corp. ......................................       9,470
     128    Goldman Sachs Group, Inc. ........................      19,210
      63    Google, Inc. (D)..................................      26,334
     184    Harrah's Entertainment, Inc. .....................      13,083
     358    Hewlett-Packard Co. ..............................      11,348
     464    Las Vegas Sands Corp. (D)(G)......................      36,135
     336    Marvell Technology Group Ltd. (D).................      14,873
     180    Monsanto Co. .....................................      15,179
   1,021    Motorola, Inc. ...................................      20,569
     555    Network Appliance, Inc. (D).......................      19,581
     233    Noble Corp. (G)...................................      17,318
     239    Qualcomm, Inc. ...................................       9,557
     323    SanDisk Corp. (D)(G)..............................      16,461
   1,115    Schering-Plough Corp. ............................      21,226
     354    Schlumberger Ltd. ................................      23,068
     243    SLM Corp. ........................................      12,854
     442    Sprint Nextel Corp. ..............................       8,844
     283    Starbucks Corp. (D)...............................      10,671
     337    Valero Energy Corp. ..............................      22,443
     674    Warner Music Group Corp. .........................      19,858

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UNITED STATES -- (CONTINUED)
     186    Whole Foods Market, Inc. .........................  $   12,036
     387    Wyeth.............................................      17,164
     449    XTO Energy, Inc. .................................      19,882
                                                                ----------
                                                                   557,141
                                                                ----------
            Total common stock
              (cost $1,083,928)...............................  $1,196,875
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 10.7%
            REPURCHASE AGREEMENTS -- 0.7%
$  3,107    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    3,107
     974    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................         974
   2,388    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       2,388
     136    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         136
   1,646    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       1,646
                                                                ----------
                                                                     8,251
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 10.0%
 120,273    Navigator Prime Portfolio.........................  $  120,273
                                                                ----------
            Total short-term investments
              (cost $128,524).................................  $  128,524
                                                                ----------
            Total investments in securities
              (cost $1,212,452) (C)...........................  $1,325,399
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 53.22% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $527,684, which represents 43.90% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,216,119 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $138,809
      Unrealized depreciation........................   (29,529)
                                                       --------
      Net unrealized appreciation....................  $109,280
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                              Buy             $2,694          $2,663          07/03/06              $31
Euro                                             Sell               938              938          07/05/06               --
                                                                                                                        ---
                                                                                                                        $31
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                         5.1%
---------------------------------------------------------------
Capital Goods                                           1.8%
---------------------------------------------------------------
Consumer Cyclical                                       8.9%
---------------------------------------------------------------
Consumer Staples                                        1.1%
---------------------------------------------------------------
Energy                                                  8.6%
---------------------------------------------------------------
Finance                                                17.7%
---------------------------------------------------------------
Health Care                                            13.7%
---------------------------------------------------------------
Services                                               14.2%
---------------------------------------------------------------
Technology                                             27.8%
---------------------------------------------------------------
Transportation                                          0.7%
---------------------------------------------------------------
Short-Term Investments                                 10.7%
---------------------------------------------------------------
Other Assets & Liabilities                            (10.3)%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.0%
            BASIC MATERIALS -- 3.6%
    350     Cameco Corp. .....................................  $ 13,993
    128     Companhia Vale do Rio Doce ADR....................     3,074
     56     Peabody Energy Corp. .............................     3,136
                                                                --------
                                                                  20,203
                                                                --------
            CAPITAL GOODS -- 4.1%
    283     Boeing Co. .......................................    23,158
                                                                --------
            CONSUMER CYCLICAL -- 1.1%
     96     Whole Foods Market, Inc. .........................     6,223
                                                                --------
            ENERGY -- 3.0%
    156     Halliburton Co. ..................................    11,598
    106     Petro-Canada......................................     5,035
                                                                --------
                                                                  16,633
                                                                --------
            FINANCE -- 20.4%
     36     Chicago Mercantile Exchange Holdings, Inc. .......    17,539
    397     Commerce Bancorp, Inc. ...........................    14,143
    189     Countrywide Financial Corp. ......................     7,201
    185     Franklin Resources, Inc. .........................    16,042
     54     Legg Mason, Inc. .................................     5,353
    309     Nasdaq Stock Market, Inc. (D).....................     9,249
    201     Progressive Corp. ................................     5,178
    171     UBS AG............................................    18,713
    473     UnitedHealth Group, Inc. .........................    21,195
                                                                --------
                                                                 114,613
                                                                --------
            HEALTH CARE -- 13.9%
    124     Amgen, Inc. (D)...................................     8,097
    401     AstraZeneca plc ADR...............................    23,999
    228     Elan Corp. plc ADR (D)............................     3,803
     57     Genzyme Corp. (D).................................     3,463
     97     Gilead Sciences, Inc. (D).........................     5,717
    327     Sanofi-Aventis S.A. ADR...........................    15,945
    773     Schering-Plough Corp. ............................    14,714
     68     Vertex Pharmaceuticals, Inc. (D)..................     2,512
                                                                --------
                                                                  78,250
                                                                --------
            SERVICES -- 16.6%
    268     Autodesk, Inc. (D)................................     9,244
     28     Corporate Executive Board Co. ....................     2,807
    171     Equifax, Inc. ....................................     5,857
    146     Fluor Corp. ......................................    13,540
     27     Las Vegas Sands Corp. (D).........................     2,071
     43     Manpower, Inc. ...................................     2,804
     69     Monster Worldwide, Inc. (D).......................     2,932
    129     Moody's Corp. ....................................     7,044
    147     Sap AG ADR........................................     7,714
    186     Starwood Hotels & Resorts.........................    11,203
    162     United Parcel Service, Inc. Class B...............    13,362
    128     Viacom, Inc. Class B (D)..........................     4,600
    340     Walt Disney Co. ..................................    10,204
                                                                --------
                                                                  93,382
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- 31.8%
    395     Adobe Systems, Inc. (D)...........................  $ 12,001
    162     America Movil S.A. de C.V. ADR....................     5,403
    195     American Tower Corp. Class A (D)..................     6,063
    149     Apple Computer, Inc. (D)..........................     8,509
    743     Cisco Systems, Inc. (D)...........................    14,512
    162     Danaher Corp. ....................................    10,444
     32     Garmin Ltd. ......................................     3,337
    274     General Electric Co. .............................     9,027
     45     Google, Inc. (D)..................................    18,752
    136     Hewlett-Packard Co. ..............................     4,297
    163     Linear Technology Corp. ..........................     5,464
    268     Marvell Technology Group Ltd. (D).................    11,867
    517     Medtronic, Inc. ..................................    24,246
    671     Network Appliance, Inc. (D).......................    23,679
    229     Qualcomm, Inc. ...................................     9,166
    154     SanDisk Corp. (D).................................     7,834
    116     TomTom N.V. (D) (A)...............................     4,528
                                                                --------
                                                                 179,129
                                                                --------
            TRANSPORTATION -- 3.1%
    268     General Dynamics Corp. ...........................    17,534
                                                                --------
            UTILITIES -- 1.4%
    136     TXU Corp. ........................................     8,154
                                                                --------
            Total common stock
              (cost $535,865).................................  $557,279
                                                                --------
SHORT-TERM INVESTMENTS -- 2.2%
            FINANCE -- 2.2%
  4,701     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $  4,701
  1,473     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     1,473
  3,613     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................     3,613
    205     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................       205
  2,491     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     2,491
                                                                --------
            Total short-term investments
              (cost $12,483)..................................  $ 12,483
                                                                --------
            Total investments in securities
              (cost $548,348) (C).............................  $569,762
                                                                ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.16% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $4,528, which represents 0.80% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $548,400 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 54,251
      Unrealized depreciation........................   (32,889)
                                                       --------
      Net unrealized appreciation....................  $ 21,362
                                                       ========

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.3%
            BASIC MATERIALS -- 3.0%
     212    Cameco Corp. (G)..................................  $    8,482
     420    Jarden Corp. (D) (G)..............................      12,775
     831    Urasia Energy Ltd. (D)............................       2,084
     129    Wacker Chemie AG (D) (G)..........................      13,696
                                                                ----------
                                                                    37,037
                                                                ----------
            CAPITAL GOODS -- 2.0%
     178    Boeing Co. .......................................      14,580
     195    Joy Global, Inc. .................................      10,147
                                                                ----------
                                                                    24,727
                                                                ----------
            CONSUMER CYCLICAL -- 9.6%
     142    Altria Group, Inc. ...............................      10,420
     416    California Pizza Kitchen, Inc. (D)................      11,423
     183    GameStop Corp. Class A (D) (G)....................       7,691
     151    GameStop Corp. Class B (D)........................       5,175
     303    Kohl's Corp. (D) (G)..............................      17,896
      88    Nintendo Co. Ltd. (A).............................      14,853
     154    Panera Bread Co. Class A (D)......................      10,328
     471    Tiffany & Co. ....................................      15,536
     229    Wal-Mart Stores, Inc. ............................      11,036
     445    Williams-Sonoma, Inc. ............................      15,162
                                                                ----------
                                                                   119,520
                                                                ----------
            ENERGY -- 2.6%
     168    Chesapeake Energy Corp. (G).......................       5,094
     197    Chevron Corp. ....................................      12,195
     232    ConocoPhillips....................................      15,183
                                                                ----------
                                                                    32,472
                                                                ----------
            FINANCE -- 5.6%
     318    Citigroup, Inc. ..................................      15,340
     535    Nasdaq Stock Market, Inc. (D).....................      15,985
     347    Nuveen Investments, Inc. Class A..................      14,947
     180    State Street Corp. ...............................      10,462
     118    UBS AG............................................      12,923
                                                                ----------
                                                                    69,657
                                                                ----------
            HEALTH CARE -- 19.8%
     289    Alkermes, Inc. (D)................................       5,458
     267    Amylin Pharmaceuticals, Inc. (D) (G)..............      13,162
     323    Astellas Pharma, Inc. (A).........................      11,870
     205    AstraZeneca plc ADR...............................      12,233
     205    AtheroGenics, Inc. (D) (G)........................       2,674
     478    Auxilium Pharmaceuticals, Inc. (D) (G)............       3,720
     592    Bristol-Myers Squibb Co. .........................      15,296
     265    Cephalon, Inc. (D) (G)............................      15,896
     181    Covance, Inc. (D).................................      11,105
     458    Digene Corp. (D)..................................      17,749
     244    Eisai Co., Ltd. (A)...............................      10,991
     578    Elan Corp. plc ADR (D) (G)........................       9,648
     195    Eli Lilly & Co. ..................................      10,794
     154    Encysive Pharmaceuticals, Inc. (D)................       1,064
     307    Forest Laboratories, Inc. (D).....................      11,893
     168    ICOS Corp. (D) (G)................................       3,683
     284    Kissei Pharmaceutical Co., Ltd. (A) (G)...........       5,265

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     467    Kyphon, Inc. (D) (G)..............................  $   17,899
     218    Medicines Co. (D).................................       4,256
     381    Millennium Pharmaceuticals, Inc. (D)..............       3,801
     322    Pharmaceutical Product Development, Inc. .........      11,291
   1,203    Schering-Plough Corp. ............................      22,891
     896    Shionogi & Co., Ltd. (A)..........................      15,998
     192    Vertex Pharmaceuticals, Inc. (D) (G)..............       7,052
                                                                ----------
                                                                   245,689
                                                                ----------
            SERVICES -- 13.3%
     601    Accenture Ltd. Class A............................      17,012
     123    Accor SA (A)......................................       7,486
     426    Bankrate, Inc. (D) (G)............................      16,101
     420    Comcast Corp. Class A (D).........................      13,738
     492    DreamWorks Animation SKG, Inc. (D)................      11,260
      52    Focus Media Holding Ltd. ADR (D)..................       3,362
   2,330    Sirius Satellite Radio, Inc. (D) (G)..............      11,066
     204    Starwood Hotels & Resorts.........................      12,315
     193    Stericycle, Inc. (D)..............................      12,532
     385    Tetra Technologies, Inc. (D)......................       6,826
     198    United Parcel Service, Inc. Class B...............      16,285
     325    Viacom, Inc. Class B (D) (G)......................      11,641
     724    Walt Disney Co. ..................................      21,711
     282    XM Satellite Radio Holdings, Inc. Class A (D).....       4,131
                                                                ----------
                                                                   165,466
                                                                ----------
            TECHNOLOGY -- 36.5%
   1,475    Activision, Inc. (D)..............................      16,786
     590    Adobe Systems, Inc. (D)...........................      17,925
     309    Amdocs Ltd. (D)...................................      11,320
     479    American Tower Corp. Class A (D)..................      14,916
      62    Analogic Corp. ...................................       2,894
     607    Cisco Systems, Inc. (D)...........................      11,857
     485    Cognos, Inc. (D)..................................      13,784
     691    Corning, Inc. (D).................................      16,718
     425    Cree, Inc. (D) (G)................................      10,105
     314    CSR plc (D) (A)...................................       7,308
     314    Energy Conversion Devices (D) (G).................      11,439
     991    Evergreen Solar, Inc. (G).........................      12,863
     311    First Data Corp. .................................      14,025
     217    Garmin Ltd. (G)...................................      22,923
      29    Google, Inc. (D)..................................      12,328
     476    Hewlett-Packard Co. ..............................      15,092
     984    Integrated Device Technology, Inc. (D)............      13,950
     499    International Rectifier Corp. (D) (G).............      19,505
     135    Leap Wireless International, Inc. (D).............       6,415
     437    Linear Technology Corp. ..........................      14,649
     354    Marvell Technology Group Ltd. (D).................      15,706
     551    Medtronic, Inc. ..................................      25,867
   1,963    Move, Inc. (D)....................................      10,755
     873    Network Appliance, Inc. (D).......................      30,824
     879    O2Micro International ADR (D).....................       6,763
     872    Oracle Corp. (D)..................................      12,629
     409    Qualcomm, Inc. ...................................      16,397
     477    Redback Networks, Inc. (D)........................       8,756
     200    Rockwell Collins, Inc. ...........................      11,157

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     406    TomTom N.V. (A) (D) (G)...........................  $   15,780
     752    Verifone Holdings, Inc. (D) (G)...................      22,915
     302    Verint Systems, Inc. (D)..........................       8,807
                                                                ----------
                                                                   453,158
                                                                ----------
            TRANSPORTATION -- 1.7%
     600    GOL Linhas Aereas Inteligentes S.A. ADR (G).......      21,289
                                                                ----------
            UTILITIES -- 4.2%
     717    Suntech Power Holdings ADR (D) (G)................      20,258
     288    TXU Corp. ........................................      17,214
     287    Veolia Environnment S.A. (A) (G)..................      14,792
                                                                ----------
                                                                    52,264
                                                                ----------
            Total common stock
              (cost $1,143,070)...............................  $1,221,279
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 20.2%
            REPURCHASE AGREEMENTS -- 0.6%
$  2,975    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    2,975
     932    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................         932
   2,287    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       2,287

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
$    130    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $      130
   1,576    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       1,576
                                                                ----------
                                                                     7,900
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 19.6%
 243,684    BNY Institutional Cash Reserve Fund...............     243,684
                                                                ----------
            Total short-term investments
              (cost $251,584).................................  $  251,584
                                                                ----------
            Total investments in securities
              (cost $1,394,654) (C)...........................  $1,472,863
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.88% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $104,343, which represents 8.40% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,395,436 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $135,096
      Unrealized depreciation........................   (57,669)
                                                       --------
      Net unrealized appreciation....................  $ 77,427
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
British Pound                                    Sell             $ 785           $  772          07/03/06             $ (13)
British Pound                                    Sell             1,913            1,873          07/05/06               (40)
British Pound                                    Sell             1,482            1,481          07/05/06                (1)
Canadian Dollar                                  Sell                52               52          07/05/06                --
Euro                                             Sell             7,941            7,797          07/19/06              (144)
Japanese Yen                                     Sell               219              215          07/03/06                (4)
                                                                                                                       -----
                                                                                                                       $(202)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.1%
              TRANSPORTATION -- 2.1%
$     1,701   American Airlines, Inc.,
                7.38%, 5-23-2019................................  $  1,557
      1,446   Continental Airlines, Inc.,
                6.80%, 8-2-2018.................................     1,364
      3,121   Continental Airlines, Inc.,
                7.37%, 12-15-2015...............................     2,972
      3,660   Continental Airlines, Inc.,
                7.57%, 12-1-2006 (G)............................     3,651
      2,278   Continental Airlines, Inc.,
                8.39%, 11-1-2020................................     2,219
      2,943   Delta Air Lines,
                7.38%, 5-18-2010 (F)............................     2,946
                                                                  --------
              Total asset & commercial mortgage backed
                securities
                (cost $14,677)..................................  $ 14,709
                                                                  --------
CORPORATE BONDS: INVESTMENT GRADE -- 1.6%
              FINANCE -- 1.0%
      1,780   Kazkommerts International B.V.,
                7.875%, 4-7-2014 (I)............................  $  1,749
      1,430   Kazkommerts International B.V.,
                8.00%, 11-3-2015 (I)............................     1,387
      4,150   TuranAlem Finance B.V.,
                8.00%, 3-24-2014................................     3,953
                                                                  --------
                                                                     7,089
                                                                  --------
              TRANSPORTATION -- 0.6%
      3,875   Royal Caribbean Cruises Ltd.,
                7.00%, 6-15-2013................................     3,840
                                                                  --------
              Total corporate bonds: investment grade
                (cost $11,387)..................................  $ 10,929
                                                                  --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 89.3%
              BASIC MATERIALS -- 11.8%
      4,039   Abitibi-Consolidated, Inc.,
                7.75%, 6-15-2011 (G)............................  $  3,706
      1,385   Ainsworth Lumber,
                9.25%, 10-1-2010 (L)(G).........................     1,330
        720   Arco Chemical Co.,
                10.25%, 11-1-2010...............................       792
          2   Asia Aluminum Holdings Ltd.,
                8.00%, 12-23-2011 (I) (G).......................         2
      1,485   Boise Cascade LLC,
                7.125%, 10-15-2014 (G)..........................     1,314
      3,180   Bowater, Inc.,
                8.33%, 3-15-2010 (L)............................     3,180
      5,740   Cascades, Inc.,
                7.25%, 2-15-2013 (G)............................     5,309
      2,000   Chaparral Steel Co.,
                10.00%, 7-15-2013...............................     2,180
      3,570   Clarke American Corp.,
                11.75%, 12-15-2013..............................     3,677
      3,165   Crown Americas, Inc.,
                7.75%, 11-15-2015 (I)...........................     3,118

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              BASIC MATERIALS -- (CONTINUED)
$     1,650   Crown Cork & Seal Co., Inc.,
                8.00%, 4-15-2023................................  $  1,522
      3,400   Domtar, Inc.,
                7.125%, 8-1-2015 (G)............................     2,958
      5,880   Equistar Chemicals L.P.,
                8.75%, 2-15-2009 (G)............................     6,071
      7,195   Goodyear Tire & Rubber Co.,
                11.25%, 3-1-2011................................     7,897
      1,710   Graham Packaging Co.,
                9.875%, 10-15-2014 (G)..........................     1,693
EUR     127   Huntsman International LLC,
                10.125%, 7-1-2009...............................       165
EUR   3,565   Huntsman International LLC,
                9.875%, 3-1-2009................................     3,708
      2,923   Koppers, Inc.,
                9.875%, 10-15-2013..............................     3,135
EUR   3,250   Nalco Co.,
                7.75%, 11-15-2011...............................     4,313
      2,150   Nova Chemicals Corp.,
                8.40%, 11-15-2013 (L)...........................     2,134
      2,945   Novelis, Inc.,
                8.00%, 2-15-2015 (I) (G)........................     2,827
      2,415   Owens-Brockway Glass Container, Inc.,
                8.875%, 2-15-2009...............................     2,487
      2,000   Plastipak Holdings, Inc.,
                8.50%, 12-15-2015 (I)...........................     2,000
      2,145   Ply Gem Industries, Inc.,
                9.00%, 2-15-2012................................     1,952
      3,450   PolyOne Corp.,
                8.875%, 5-1-2012 (G)............................     3,463
      1,350   Potlatch Corp.,
                13.00%, 12-1-2009...............................     1,578
      1,052   Rockwood Specialties Group,
                10.625%, 5-15-2011..............................     1,124
      2,835   Rockwood Specialties Group,
                7.50%, 11-15-2014...............................     2,778
      1,900   Stone Container Corp.,
                8.375%, 7-1-2012................................     1,796
      1,690   Tornox Worldwide/Finance,
                9.50%, 12-1-2012 (I)............................     1,741
      1,720   U.S Concrete,
                8.375%, 4-1-2014 (I)............................     1,690
                                                                  --------
                                                                    81,640
                                                                  --------
              CAPITAL GOODS -- 1.2%
      2,845   Bombardier, Inc.,
                6.30%, 5-1-2014 (I).............................     2,475
      2,000   Bombardier, Inc.,
                6.75%, 5-1-2012 (I).............................     1,840
        770   L-3 Communications Corp.,
                3.00%, 8-1-2035 (G).............................       751
      1,800   Xerox Capital Trust I,
                8.00%, 2-1-2027.................................     1,807
      1,445   Xerox Corp.,
                9.75%, 1-15-2009................................     1,543
                                                                  --------
                                                                     8,416
                                                                  --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
              CONSUMER CYCLICAL -- 13.8%
$     1,800   Accuride Corp.,
                8.50%, 2-1-2015.................................  $  1,728
      2,100   Albertson's Inc.,
                7.25%, 5-1-2013 (G).............................     1,998
      1,190   Amerigas Partners L.P.,
                7.125%, 5-20-2016...............................     1,116
      2,155   Amerigas Partners L.P.,
                7.25%, 5-20-2015................................     2,036
      5,680   Arvinmeritor, Inc.,
                8.75%, 3-1-2012 (G).............................     5,538
      3,600   Asbury Automotive Group,
                9.00%, 6-15-2012................................     3,564
      1,840   Autonation, Inc.,
                7.05%, 4-15-2013 (I) (L)........................     1,831
      2,810   Brown Shoe Co., Inc.,
                8.75%, 5-1-2012.................................     2,887
      2,100   Builders Firstsource, Inc.,
                9.42%, 2-15-2012 (L)............................     2,152
      3,615   Delhaize America, Inc.,
                8.125%, 4-15-2011 (G)...........................     3,802
      4,000   Ford Capital B.V.,
                9.50%, 6-1-2010.................................     3,620
      9,080   Ford Motor Credit Co.,
                7.45%, 7-16-2031 (G)............................     6,560
      6,450   General Motors Corp.,
                6.375%, 5-1-2008 (G)............................     6,144
      2,295   GSC Holdings Corp.,
                8.00%, 10-1-2012 (G)............................     2,295
      2,600   Inergy L.P.,
                8.25%, 3-1-2016.................................     2,626
      1,645   Ingles Markets, Inc.,
                8.875%, 12-1-2011...............................     1,721
      1,220   Interline Brands, Inc.,
                8.125%, 6-15-2014...............................     1,217
      1,875   K. Hovnanian Enterprises, Inc.,
                6.25%, 1-15-2015 (G)............................     1,643
      2,300   Levi Strauss & Co.,
                9.75%, 1-15-2015................................     2,300
      4,065   Neiman Marcus Group, Inc.,
                10.375%, 10-15-2015 (I) (G).....................     4,319
      3,120   NPC International, Inc.,
                9.50%, 5-1-2014 (I) (G).........................     3,019
      2,160   Perry Ellis International, Inc.,
                8.875%, 9-15-2013...............................     2,117
      3,695   Phillips Van-Heusen Corp.,
                7.75%, 11-15-2023...............................     3,686
      2,380   Rexnord Corp.,
                10.125%, 12-15-2012.............................     2,635
      3,640   SGS International, Inc.,
                12.00%, 12-15-2013 (I)..........................     3,640
      2,435   Stater Brothers Holdings, Inc.,
                8.125%, 6-15-2012 (G)...........................     2,405
      1,740   Technical Olympic USA, Inc.,
                10.375%, 7-1-2012...............................     1,670

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
              CONSUMER CYCLICAL -- (CONTINUED)
$     3,175   Technical Olympic USA, Inc.,
                9.00%, 7-1-2010 (G).............................  $  3,088
      5,090   Tenneco Automotive, Inc.,
                8.625%, 11-15-2014 (G)..........................     5,077
      3,241   TRW Automotive, Inc.,
                9.375%, 2-15-2013...............................     3,444
      5,545   United Auto Group, Inc.,
                9.625%, 3-15-2012...............................     5,795
                                                                  --------
                                                                    95,673
                                                                  --------
              CONSUMER STAPLES -- 1.8%
      1,700   Del Laboratories, Inc.,
                10.15%, 11-1-2011 (I) (L).......................     1,743
      4,505   Dole Food Co., Inc.,
                8.625%, 5-1-2009................................     4,302
      1,495   Nutro Products, Inc.,
                9.23%, 10-15-2013 (I) (L).......................     1,523
      1,970   Nutro Products, Inc.,
                10.75%, 4-15-2014 (I) (M).......................     2,027
      1,915   Pierre Foods, Inc.,
                9.875%, 7-15-2012...............................     1,949
        700   Pinnacle Foods Holdings,
                8.25%, 12-1-2013................................       688
                                                                  --------
                                                                    12,232
                                                                  --------
              ENERGY -- 3.3%
      1,339   Chesapeake Energy Corp.,
                2.75%, 11-15-2035 (I) (G).......................     1,372
      1,735   Chesapeake Energy Corp.,
                6.625%, 1-15-2016...............................     1,614
      3,625   Colorado Interstate Gas,
                6.80%, 11-15-2015...............................     3,494
      5,420   Comstock Resources, Inc.,
                6.875%, 3-1-2012................................     5,061
      3,570   Encore Acquisition Co.,
                7.25%, 12-1-2017................................     3,427
      1,897   Ferrell Gas Partners L.P.,
                8.75%, 6-15-2012................................     1,925
      1,537   Magnum Hunter Resources, Inc.,
                9.60%, 3-15-2012................................     1,625
      1,000   Naftogaz Ukrainy,
                8.125%, 9-30-2009...............................       933
      3,500   Pogo Producing Co.,
                7.875%, 5-1-2013 (I)............................     3,509
                                                                  --------
                                                                    22,960
                                                                  --------
              FINANCE -- 11.6%
      6,150   American Real Estate Partners L.P.,
                7.125%, 2-15-2013...............................     5,904
      1,790   Avis Budget Car Rental,
                7.57%, 5-15-2014 (I) (L)........................     1,786
      3,857   BCP Crystal Holdings Corp.,
                9.625%, 6-15-2014...............................     4,185
      1,635   Crescent Real Estate Equities L.P.,
                9.25%, 4-15-2009................................     1,700
      2,750   Drummond Co., Inc.,
                7.375%, 2-15-2016 (I)...........................     2,551

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
              FINANCE -- (CONTINUED)
$     1,000   Felcor Lodging L.P.,
                8.50%, 6-1-2011.................................  $  1,060
      3,680   Ford Motor Credit Co.,
                6.75%, 8-15-2008................................     3,445
      5,190   General Motors Acceptance Corp.,
                5.97%, 1-16-2007 (L)............................     5,175
      1,800   General Motors Acceptance Corp.,
                6.125%, 8-28-2007 (G)...........................     1,781
      2,690   General Motors Acceptance Corp.,
                6.125%, 9-15-2006 (G)...........................     2,686
     17,530   General Motors Acceptance Corp.,
                6.875%, 9-15-2011...............................    16,726
      3,235   Hertz Corp.,
                10.50%, 1-1-2016 (I) (G)........................     3,429
      2,800   Host Marriott L.P.,
                6.75%, 6-1-2016 (I).............................     2,671
      3,600   MDP Acquisitions,
                9.625%, 10-1-2012 (G)...........................     3,708
      3,125   Multiplan Corp.,
                10.375%, 4-15-2016 (I)..........................     3,164
      2,800   National Mentor Holdings,
                11.25%, 7-1-2014 (I)............................     2,849
EUR   3,520   Nell Af Sarl,
                8.375%, 8-15-2015 (I) (G).......................     3,384
EUR   1,500   Nell Af Sarl,
                8.375%, 8-15-2015 (I)...........................     1,941
      3,500   Rainbow National Services LLC,
                10.375%, 9-1-2014 (I)...........................     3,876
      1,975   United Rentals NA, Inc.,
                6.50%, 2-15-2012................................     1,866
      3,290   Universal City Florida,
                9.90%, 5-1-2010 (L)(G)..........................     3,397
      3,315   Universal Hospital Services,
                10.125%, 11-1-2011..............................     3,448
                                                                  --------
                                                                    80,732
                                                                  --------
              HEALTH CARE -- 3.3%
      1,170   Accellent, Inc.,
                10.50%, 12-1-2013...............................     1,196
      1,335   Biovail Corp.,
                7.875%, 4-1-2010 (G)............................     1,352
      2,615   CRC Health Corp.,
                10.75%, 2-01-2016 (I)...........................     2,661
      5,695   HCA, Inc.,
                8.75% Note 9-1-2010.............................     6,004
      3,420   Healthsouth Corp.,
                11.32%, 6-15-2014 (I) (L) (G)...................     3,411
      2,835   IASIS Healthcare Capital Corp.,
                8.75%, 6-15-2014 (G)............................     2,778
      1,915   Select Medical Corp.,
                10.82%, 9-15-2015 (I) (L) (G)...................     1,743

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
              HEALTH CARE -- (CONTINUED)
$     3,450   Tenet Healthcare Corp.,
                6.375%, 12-1-2011...............................  $  3,079
        720   United Surgical Partners International, Inc.,
                10.00%, 12-15-2011..............................       756
                                                                  --------
                                                                    22,980
                                                                  --------
              SERVICES -- 17.9%
      2,150   Affinion Group, Inc.,
                10.125%, 10-15-2013 (I) (G).....................     2,161
      4,688   Allbritton Communications Co.,
                7.75%, 12-15-2012...............................     4,641
      1,655   Allied Waste North America, Inc.,
                5.75%, 2-15-2011 (G)............................     1,543
      1,100   Allied Waste North America, Inc.,
                7.875%, 4-15-2013 (G)...........................     1,100
        233   Allied Waste North America, Inc.,
                9.25%, 9-1-2012.................................       247
      2,700   AMC Entertainment, Inc.,
                9.50%, 2-1-2011.................................     2,653
      3,395   Ameripath, Inc.,
                10.50%, 4-1-2013................................     3,561
      3,185   Boyd Gaming Corp.,
                7.75%, 12-15-2012...............................     3,213
      2,370   Cablevision Systems Corp.,
                9.62%, 4-1-2009 (L).............................     2,512
        400   Century Communications Corp.,
                8.875%, 1-15-2007 (E) (M) (G)...................       400
      2,760   Cenveo Corp.,
                7.875%, 12-1-2013...............................     2,691
      5,390   Dex Media West LLC, Inc.,
                8.00%, 11-15-2013...............................     5,417
      5,277   Dex Media West LLC, Inc.,
                9.875%, 8-15-2013...............................     5,719
     17,000   Dow Jones CDX HY,
                8.625%, 6-29-2011 (I) (G).......................    16,681
      2,410   EchoStar Communications Corp.,
                5.75%, 5-15-2008 (G)............................     2,362
      1,400   Echostar DBX Corp.,
                6.375%, 10-1-2011...............................     1,333
      1,800   Education Management LLC,
                10.25%, 6-1-2016 (I)............................     1,791
      1,845   Hilton Hotels Corp.,
                7.625%, 12-1-2012...............................     1,902
      2,855   Intrawest Corp.,
                7.50%, 10-15-2013...............................     2,841
      3,475   Knowledge Learning Center, Inc.,
                7.75%, 2-1-2015 (I).............................     3,180
      2,900   Liberty Media Corp.,
                8.25%, 2-1-2030 (G).............................     2,776
      3,465   Lodgenet Entertainment Corp.,
                9.50%, 6-15-2013................................     3,690
      1,455   MGM Mirage, Inc.,
                6.75%, 9-1-2012.................................     1,400
      1,770   MGM Mirage, Inc.,
                6.75%, 4-1-2013 (I) (G).........................     1,688

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
              SERVICES -- (CONTINUED)
$     1,860   MTR Gaming Group, Inc.,
                9.00%, 6-1-2012 (I).............................  $  1,867
      1,815   Network Communications,
                10.75%, 12-1-2013 (I)(G)........................     1,788
      5,440   Penn National Gaming, Inc.,
                6.75%, 3-1-2015.................................     5,073
      1,700   Pokagon Gaming Authority,
                10.375%, 6-15-2014 (I)..........................     1,757
      3,070   Quebecor World Capital Corp.,
                8.75%, 3-15-2016 (I)(G).........................     2,801
      1,205   Service Corp. International,
                6.75%, 4-1-2016.................................     1,109
        400   Service Corp. International,
                7.875%, 2-1-2013................................       404
      3,755   Sheridan Group, Inc.,
                10.25%, 8-15-2011...............................     3,816
      2,100   Sinclair Broadcasting Group,
                6.00%, 9-15-2012................................     1,817
      5,995   Sirius Satellite Radio, Inc.,
                9.625%, 8-1-2013 (G)............................     5,620
      4,000   Station Casinos, Inc.,
                6.50%, 2-1-2014.................................     3,720
      1,320   Station Casinos, Inc.,
                6.875%, 3-1-2016 (G)............................     1,231
      3,010   Stewart Enterprises, Inc.,
                7.75%, 2-15-2013................................     2,743
      6,030   Sungard Data Systems, Inc.,
                10.25%, 8-15-2015 (I)...........................     6,234
        695   Time Warner Telecom Holdings, Inc.,
                9.17%, 2-15-2011 (L)............................       704
      2,050   Town Sports International, Inc.,
                9.625%, 4-15-2011 (G)...........................     2,117
      2,690   Unisys Corp.,
                7.875%, 4-1-2008 (G)............................     2,690
      3,665   Wynn Las Vegas LLC Corp.,
                6.625%, 12-01-2014 (G)..........................     3,454
                                                                  --------
                                                                   124,447
                                                                  --------
              TECHNOLOGY -- 17.7%
      1,755   Advanced Micro Devices, Inc.,
                7.75%, 11-1-2012 (G)............................     1,790
      1,710   Amkor Technologies, Inc.,
                10.50%, 5-1-2009 (G)............................     1,748
      2,585   Atlantic Broadband Finance LLC,
                9.375%, 1-15-2014 (G)...........................     2,430
      3,600   CCH II LLC/CCH II Capital,
                10.25%, 9-15-2010 (I)...........................     3,600
      3,470   Centennial Communications Corp.,
                10.74%, 1-1-2013 (L)............................     3,539
      6,545   Charter Communications Holdings LLC,
                9.92%, 4-1-2011 (G).............................     3,862
      3,600   Charter Communications Operating LLC,
                8.00%, 4-30-2012 (I)............................     3,582

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
              TECHNOLOGY -- (CONTINUED)
$     2,710   Charter Communications Operating LLC,
                8.375%, 4-30-2014 (I)...........................  $  2,713
      4,000   Cincinnati Bell, Inc.,
                7.25%, 7-15-2013 (G)............................     3,940
      6,740   Citizens Communications Co.,
                9.00%, 8-15-2031................................     6,824
      1,275   Dobson Cellular Systems,
                8.375%, 11-1-2011 (I)(G)........................     1,310
      2,800   Flextronics International Ltd.,
                6.50%, 5-15-2013................................     2,660
      1,815   Hawaiian Telcom Communications,
                10.79%, 5-1-2013 (L)............................     1,833
      2,805   Inmarsat Finance plc,
                7.625%, 6-30-2012...............................     2,875
      3,590   Insight Midwest L.P.,
                10.50%, 11-1-2010...............................     3,743
      7,700   Intelsat Bermuda Ltd.,
                11.58%, 6-15-2013 (I) (L).......................     7,854
      3,300   Intelsat Ltd.,
                8.25%, 1-15-2013................................     3,275
      3,615   Itron, Inc.,
                7.75%, 5-15-2012................................     3,687
      3,405   Level 3 Communications Corp.,
                6.125%, 7-15-2013...............................     3,243
      3,280   Level 3 Financing, Inc.,
                12.25%, 3-15-2013 (I)...........................     3,485
      2,594   Lucent Technologies, Inc.,
                6.45%, 3-15-2029................................     2,205
      3,500   Magnachip Semiconductor,
                6.875%, 12-15-2011 (G)..........................     3,168
      4,925   Mediacom LLC,
                9.50%, 1-15-2013 (G)............................     4,900
EUR   1,750   Nordic Telecommunications Co.,
                8.25% 5-1-2016 (I)..............................     2,289
      4,130   Nortel Networks Ltd.,
                9.73%, 7-15-2011 (I) (L)........................     4,202
      6,570   Qwest Communications International,
                7.50%, 2-15-2014 (G)............................     6,406
      2,300   Qwest Corp.,
                7.50%, 6-15-2023 (G)............................     2,156
      3,340   Qwest Corp.,
                7.875%, 9-1-2011................................     3,382
      2,000   Rural Cellular Corp.,
                8.25%, 3-15-2012 (I)............................     2,053
        560   Sandisk Corp.,
                1.00%, 5-15-2013 (G)............................       494
      2,650   Sanmina-Sci Corp.,
                8.125%, 3-1-2016................................     2,584
EUR   1,625   Sensata Technologies B.V.,
                9.00%, 5-1-2016 (I).............................     2,089
      3,135   Solectron Corp.,
                8.00%, 3-15-2016 (I)(G).........................     3,088
      2,725   States Chippac Ltd.,
                7.50%, 7-19-2010 (G)............................     2,650
      1,305   Stratos Global Corp.,
                9.875%, 2-15-2013 (I)...........................     1,227

The accompanying notes are an integral part of these financial statements.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
              TECHNOLOGY -- (CONTINUED)
$     3,300   UGS Corp.,
                10.00%, 6-1-2012................................  $  3,548
      1,955   Valor Telecom Enterprise,
                7.75%, 2-15-2015 (G)............................     2,019
EUR   1,600   Wind Acquisition,
                9.75%, 12-1-2015 (I)............................     2,159
      3,700   Windstream Corp.,
                8.625%, 8-1-2016 (I) (Q)........................     3,783
                                                                  --------
                                                                   122,395
                                                                  --------
              TRANSPORTATION -- 0.9%
      1,734   American Airlines, Inc.,
                7.38%, 5-23-2016................................     1,569
      2,975   Greenbrier Cos., Inc.,
                8.375%, 5-15-2015...............................     3,038
      1,625   PNC Funding Corp.,
                7.125%, 4-15-2013 (I)...........................     1,532
                                                                  --------
                                                                     6,139
                                                                  --------
              UTILITIES -- 6.0%
      3,675   AES China Generating Co., Ltd.,
                8.25%, 6-26-2010................................     3,635
      3,110   Atlas Pipeline Partners,
                8.125%, 12-15-2015 (I)..........................     3,098
      4,000   Chivor S.S. E.S.P.,
                9.75%, 12-30-2014...............................     4,300
      4,370   Copano Energy LLC,
                8.125%, 3-1-2016 (I)............................     4,348
      3,515   Edison Mission Energy,
                7.50%, 6-15-2013 (I)............................     3,445
      1,665   Elwood Energy LLC,
                8.16%, 7-5-2026.................................     1,801
      1,565   Markwest Energy Partners L.P.,
                8.50%, 7-15-2016 (I)............................     1,539
      4,055   Mirant Americas Generation LLC,
                8.50%, 10-1-2021................................     3,802
      2,075   NRG Energy, Inc.,
                7.25%, 2-1-2014.................................     2,023
      3,620   NRG Energy, Inc.,
                7.375%, 2-1-2016................................     3,530
      2,900   Reliant Energy, Inc.,
                6.75%, 12-15-2014...............................     2,668
      2,275   Sithe/Independence Funding,
                9.00%, 12-30-2013...............................     2,455
      2,734   Tenaska Alabama Partners L.P.,
                7.00%, 6-30-2021 (I)............................     2,665
      1,720   Tennessee Gas Pipeline Co.,
                7.50%, 4-1-2017.................................     1,721
        940   Transcontinental Gas Pipe Line Corp.,
                6.40%, 4-15-2016 (I)............................       900
                                                                  --------
                                                                    41,930
                                                                  --------
              Total corporate bonds: non-investment grade
                (cost $629,499).................................  $619,544
                                                                  --------

 PRINCIPAL                                                         MARKET
AMOUNT (B)                                                        VALUE (W)
-----------                                                       ---------
U.S. GOVERNMENT AGENCIES -- 1.0%
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
JPY 800,000   1.75% 2008........................................  $  7,111
                                                                  --------
              Total U.S. government agencies
                (cost $6,888)...................................  $  7,111
                                                                  --------
COMMON STOCK -- 0.0%
              BASIC MATERIALS -- 0.0%
$        --   Pliant Corp. (D) (I)..............................  $     --
                                                                  --------
              CONSUMER CYCLICAL -- 0.0%
         --   Hosiery Corp. of America, Inc. Class A
                (A) (D) (H).....................................        --
                                                                  --------
              TECHNOLOGY -- 0.0%
         --   Xo Holdings Warrants..............................        --
         --   Xo Holdings, Inc. (D)(D)(G) (H)...................        --
                                                                  --------
              Total common stock
                (cost $4).......................................  $     --
                                                                  --------
PREFERRED STOCK -- 0.0%
              TECHNOLOGY -- 0.0%
         21   Adelphia Communications Corp. (D).................  $      1
                                                                  --------
              Total preferred stock
                (cost $513).....................................  $      1
                                                                  --------
              Total long-term investments
                (cost $662,968).................................  $652,294
                                                                  --------
SHORT-TERM INVESTMENTS -- 27.5%
              REPURCHASE AGREEMENTS -- 7.1%
     15,785   BNP Paribas Repurchase Agreement,
                4.52%, 7-3-2006.................................  $ 15,785
     15,784   RBS Greenwich Repurchase Agreement,
                4.50%, 7-3-2006.................................    15,784
     17,753   UBS Securities LLC Repurchase Agreement,
                4.52%, 7-3-2006.................................    17,753
                                                                  --------
                                                                    49,322
                                                                  --------
  SHARES
-----------
              SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
              LENDING -- 20.4%
    141,236   Navigator Prime Portfolio.........................   141,236
                                                                  --------
              Total short-term investments
                (cost $190,558).................................  $190,558
                                                                  --------
              Total investments in securities
                (cost $853,526) (C).............................  $842,852
                                                                  ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.28% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, rounds to zero.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      EUR  -- EURO

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $854,499 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $  3,418
      Unrealized depreciation........................   (15,065)
                                                       --------
      Net unrealized depreciation....................  $(11,647)
                                                       ========

  (D)Currently non-income producing.

  (E)Debt security in default due to bankruptcy.

 (G) Security is partially on loan at June 30, 2006.

 (F) The company is in bankruptcy. The bond held by the Fund is not in default and interest payments are expected in the future.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

         PERIOD
        ACQUIRED      SHARES/PAR         SECURITY        COST BASIS
        --------      ----------         --------        ----------
      October, 1994        --      Hosiery Corp. of
                                   America, Inc. Class
                                   A - 144A               $     4
      May 2006             --      Xo Holdings, Inc.           --

     The aggregate value of these securities at June 30, 2006 was $16,681, which represents 2.41% of total net assets.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $176,187, which represents 25.41% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $3,664.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell             $5,538          $5,432          07/03/06             $(106)
Euro                                              Buy             5,543            5,435          07/11/06               108
Euro                                             Sell             7,021            7,082          07/11/06                61
                                                                                                                       -----
                                                                                                                       $  63
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
 COMMON STOCK -- 99.2%
            BASIC MATERIALS -- 3.2%
      35    Air Products and Chemicals, Inc. .................  $    2,256
     137    Alcoa, Inc. ......................................       4,427
      14    Allegheny Technologies, Inc. .....................         949
      11    Ashland, Inc. ....................................         747
      17    Ball Corp. .......................................         611
      17    Bemis Co., Inc. ..................................         505
      29    Consol Energy, Inc. ..............................       1,346
      10    Cooper Tire & Rubber Co. .........................         107
     151    Dow Chemical Co. .................................       5,905
     145    DuPont (E.I.) de Nemours & Co. ...................       6,028
      13    Eastman Chemical Co. .............................         697
      45    Eastman Kodak Co. ................................       1,075
      23    Fortune Brands, Inc. .............................       1,640
      30    Freeport-McMoRan Copper & Gold, Inc. Class B......       1,640
      28    Goodyear Tire & Rubber Co. B......................         310
      18    Hercules, Inc. B..................................         273
      12    International Flavors & Fragrances, Inc. .........         437
      78    International Paper Co. ..........................       2,503
      72    Kimberly-Clark Corp. .............................       4,461
      17    Louisiana-Pacific Corp. ..........................         366
      29    MeadWestvaco Corp. ...............................         796
      71    Newmont Mining Corp. .............................       3,737
      49    Nucor Corp. ......................................       2,658
      11    OfficeMax, Inc. ..................................         456
      22    Pactiv Corp. B....................................         549
      32    Phelps Dodge Corp. ...............................       2,637
      26    PPG Industries, Inc. .............................       1,716
      51    Praxair, Inc. ....................................       2,743
      23    Rohm & Haas Co. ..................................       1,148
      13    Sealed Air Corp. .................................         667
       9    Snap-On, Inc. ....................................         368
      11    Stanley Works.....................................         524
      17    Temple-Inland, Inc. ..............................         746
      20    United States Steel Corp. ........................       1,374
      16    Vulcan Materials Co. .............................       1,232
                                                                ----------
                                                                    57,634
                                                                ----------
            CAPITAL GOODS -- 4.7%
     119    3M Co. ...........................................       9,579
      28    American Standard Cos., Inc. .....................       1,203
     246    Applied Materials, Inc. ..........................       4,005
      54    Baker Hughes, Inc. ...............................       4,387
      12    Black & Decker Corp. .............................       1,014
     126    Boeing Co. .......................................      10,304
     105    Caterpillar, Inc. ................................       7,843
       7    Cummins, Inc. ....................................         892
      37    Deere & Co. ......................................       3,081
      24    Eaton Corp. ......................................       1,779
      20    Goodrich Corp. ...................................         786
      27    Hasbro, Inc. .....................................         491
     130    Honeywell International, Inc. ....................       5,247
      65    Illinois Tool Works, Inc. ........................       3,092
      52    Ingersoll-Rand Co. Class A........................       2,212
      53    International Game Technology.....................       2,022

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CAPITAL GOODS -- (CONTINUED)
      29    ITT Corp. ........................................  $    1,440
      31    KLA-Tencor Corp. .................................       1,301
      28    National Oilwell Varco, Inc. B....................       1,741
      54    Northrop Grumman Corp. ...........................       3,466
      20    Novellus Systems, Inc. B..........................         494
      20    Pall Corp. .......................................         549
      19    Parker-Hannifin Corp. ............................       1,467
      35    Pitney Bowes, Inc. ...............................       1,441
      28    Rockwell Automation, Inc. ........................       2,009
      31    Teradyne, Inc. B..................................         435
      21    Textron, Inc. ....................................       1,890
     159    United Technologies Corp. ........................      10,084
     144    Xerox Corp. B.....................................       2,009
                                                                ----------
                                                                    86,263
                                                                ----------
            CONSUMER CYCLICAL -- 9.2%
     328    Altria Group, Inc. ...............................      24,114
      49    Amazon.com, Inc. B................................       1,880
      23    AutoNation, Inc. B................................         500
       8    AutoZone, Inc. B..................................         741
      17    Avery Dennison Corp. .............................       1,004
      44    Bed Bath & Beyond, Inc. B.........................       1,473
      63    Best Buy Co., Inc. ...............................       3,471
      18    Big Lots, Inc. B..................................         306
      13    Brown-Forman Corp. ...............................         939
      15    Brunswick Corp. ..................................         495
      19    Centex Corp. .....................................         961
      24    Circuit City Stores, Inc. ........................         645
      61    Coach, Inc. B.....................................       1,809
      74    Costco Wholesale Corp. ...........................       4,233
      43    D.R. Horton, Inc. ................................       1,019
      20    Darden Restaurants, Inc. .........................         800
      10    Dillard's, Inc. ..................................         309
      49    Dollar General Corp. .............................         685
     182    eBay, Inc. B......................................       5,328
      24    Family Dollar Stores, Inc. .......................         596
      87    Federated Department Stores, Inc. ................       3,184
     295    Ford Motor Co. ...................................       2,044
      87    Gap, Inc. ........................................       1,505
      89    General Motors Corp. .............................       2,651
      27    Genuine Parts Co. ................................       1,133
      12    Grainger (W.W.), Inc. ............................         903
     325    Home Depot, Inc. .................................      11,635
      37    J. C. Penney Co., Inc. ...........................       2,491
      31    Johnson Controls, Inc. ...........................       2,524
      18    Jones Apparel Group, Inc. ........................         563
      12    KB Home...........................................         546
      54    Kohl's Corp. B....................................       3,163
     114    Kroger Co. .......................................       2,488
      29    Leggett & Platt, Inc. ............................         717
      22    Lennar Corp. .....................................         972
      16    Liz Claiborne, Inc. ..............................         608
     122    Lowe's Cos, Inc. .................................       7,402
      54    Ltd. Brands, Inc. ................................       1,382
      63    Masco Corp. ......................................       1,853
      61    Mattel, Inc. .....................................       1,012

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
     196    McDonald's Corp. .................................  $    6,586
      10    Navistar International Corp. B....................         239
      44    Newell Rubbermaid, Inc. ..........................       1,124
      30    NIKE, Inc. Class B................................       2,406
      34    Nordstrom, Inc. ..................................       1,237
      45    Office Depot, Inc. B..............................       1,721
      26    PACCAR, Inc. .....................................       2,158
      22    Patterson Cos., Inc. B............................         761
      34    Pulte Homes, Inc. ................................         964
      21    RadioShack Corp. .................................         298
      71    Safeway, Inc. ....................................       1,841
      15    Sears Holdings Corp. B............................       2,369
      18    Sherwin-Williams Co. .............................         831
     115    Staples, Inc. ....................................       2,785
     121    Starbucks Corp. B.................................       4,558
      32    Supervalu, Inc. ..................................         989
      97    SYSCO Corp. ......................................       2,973
     136    Target Corp. .....................................       6,637
      22    Tiffany & Co. ....................................         730
      72    TJX Cos., Inc. ...................................       1,644
      14    V.F. Corp. .......................................         937
     393    Wal-Mart Stores, Inc. ............................      18,945
      18    Wendy's International, Inc. ......................       1,067
      22    Whole Foods Market, Inc. .........................       1,422
      43    Yum! Brands, Inc. ................................       2,152
                                                                ----------
                                                                   167,458
                                                                ----------
            CONSUMER STAPLES -- 5.6%
      12    Alberto-Culver Co. ...............................         585
     122    Anheuser-Busch Cos., Inc. ........................       5,539
     103    Archer Daniels Midland Co. .......................       4,248
      71    Avon Products, Inc. ..............................       2,195
      29    Campbell Soup Co. ................................       1,080
      24    Clorox Co. .......................................       1,445
     322    Coca-Cola Co. ....................................      13,865
      48    Coca-Cola Enterprises, Inc. ......................         972
      81    Colgate-Palmolive Co. ............................       4,846
      82    ConAgra Foods, Inc. ..............................       1,806
      31    Constellation Brands, Inc. Class A B..............         783
      21    Dean Foods Co. B..................................         796
      19    Estee Lauder Cos., Inc. ..........................         723
      56    General Mills, Inc. ..............................       2,893
      53    Heinz (H.J.) Co. .................................       2,172
      28    Hershey Co. ......................................       1,536
      38    Kellogg Co. ......................................       1,860
      21    McCormick & Co., Inc. ............................         698
       9    Molson Coors Brewing Co. .........................         618
      21    Pepsi Bottling Group, Inc. .......................         678
     260    PepsiCo, Inc. ....................................      15,604
     516    Procter & Gamble Co. .............................      28,695
      14    Reynolds American, Inc. ..........................       1,557
     120    Sara Lee Corp. ...................................       1,916
      40    Tyson Foods, Inc. Class A.........................         588
      25    UST, Inc. ........................................       1,148

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
      39    Weyerhaeuser Co. .................................  $    2,409
      35    Wrigley (Wm.) Jr. Co. ............................       1,582
                                                                ----------
                                                                   102,837
                                                                ----------
            ENERGY -- 9.7%
      72    Anadarko Petroleum Corp. .........................       3,438
      52    Apache Corp. .....................................       3,549
      51    BJ Services Co. ..................................       1,885
      65    Chesapeake Energy Corp. ..........................       1,960
     349    Chevron Corp. ....................................      21,634
     260    ConocoPhillips....................................      17,012
      69    Devon Energy Corp. ...............................       4,180
      38    EOG Resources, Inc. ..............................       2,649
     952    Exxon Mobil Corp. ................................      58,381
      81    Halliburton Co. ..................................       6,026
      38    Hess Corp. .......................................       2,003
      36    Kerr-McGee Corp. .................................       2,476
      28    KeySpan Corp. ....................................       1,111
      57    Marathon Oil Corp. ...............................       4,748
      26    Murphy Oil Corp. .................................       1,458
      49    Nabors Industries Ltd. B..........................       1,649
       7    Nicor, Inc. ......................................         291
      22    Noble Corp. ......................................       1,615
      67    Occidental Petroleum Corp. .......................       6,912
       6    Peoples Energy Corp. .............................         215
      17    Rowan Companies, Inc. ............................         616
     186    Schlumberger Ltd. ................................      12,084
      41    Sempra Energy.....................................       1,851
      21    Sunoco, Inc. .....................................       1,448
      51    Transocean, Inc. B................................       4,104
      97    Valero Energy Corp. ..............................       6,439
      55    Weatherford International Ltd. B..................       2,722
      94    Williams Cos., Inc. ..............................       2,186
      57    XTO Energy, Inc. .................................       2,537
                                                                ----------
                                                                   177,179
                                                                ----------
            FINANCE -- 22.7%
      53    ACE Ltd. .........................................       2,691
      89    Aetna, Inc. ......................................       3,562
      84    Aflac, Inc. ......................................       3,907
     104    Allstate Corp. ...................................       5,686
      17    AMBAC Financial Group, Inc. ......................       1,403
     194    American Express Co. .............................      10,330
     425    American International Group, Inc. ...............      25,084
      38    Ameriprise Financial, Inc. .......................       1,715
      54    AmSouth Bancorp...................................       1,439
      50    AON Corp. ........................................       1,744
      15    Apartment Investment & Management Co. ............         665
      34    Archstone-Smith Trust.............................       1,709
     718    Bank of America Corp. ............................      34,521
     121    Bank of New York Co., Inc. .......................       3,909
      87    BB&T Corp. .......................................       3,598
      19    Bear Stearns & Co., Inc. .........................       2,662
      14    Boston Properties, Inc. ..........................       1,302
      48    Capital One Financial Corp. ......................       4,076
     162    Charles Schwab Corp. .............................       2,594

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      68    Chubb Corp. ......................................  $    3,388
      19    CIGNA Corp. ......................................       1,852
      28    Cincinnati Financial Corp. .......................       1,330
      31    CIT Group, Inc. ..................................       1,642
     782    Citigroup, Inc. ..................................      37,719
      26    Comerica, Inc. ...................................       1,326
      29    Commerce Bancorp, Inc. ...........................       1,034
      20    Compass Bancshares, Inc. .........................       1,129
      32    Comverse Technology, Inc. B.......................         629
      96    Countrywide Financial Corp. ......................       3,640
      67    E*Trade Financial Group B.........................       1,531
      58    Equity Office Properties Trust....................       2,103
      46    Equity Residential Properties Trust...............       2,049
     109    Federal Home Loan Mortgage Corp. .................       6,197
     152    Federal National Mortgage Association.............       7,321
      13    Federated Investors, Inc. ........................         419
      88    Fifth Third Bancorp...............................       3,233
      19    First Horizon National Corp. .....................         780
      24    Franklin Resources, Inc. .........................       2,092
      62    Genworth Financial, Inc. .........................       2,150
      40    Golden West Financial Corp. ......................       2,990
      68    Goldman Sachs Group, Inc. ........................      10,229
      26    Humana, Inc. B....................................       1,391
      39    Huntington Bancshares, Inc. ......................         910
      33    Janus Capital Group, Inc. ........................         596
     547    JP Morgan Chase & Co. ............................      22,953
      64    Keycorp...........................................       2,269
      33    Kimco Realty Corp. ...............................       1,215
      21    Legg Mason, Inc. .................................       2,070
      84    Lehman Brothers Holdings, Inc. ...................       5,486
      49    Lincoln National Corp. ...........................       2,743
      66    Loews Corp. ......................................       2,354
      12    M&T Bank Corp. ...................................       1,462
      86    Marsh & McLennan Cos., Inc. ......................       2,323
      35    Marshall & Ilsley Corp. ..........................       1,619
      22    MBIA, Inc. .......................................       1,288
      47    Medco Health Solutions, Inc. B....................       2,715
      65    Mellon Financial Corp. ...........................       2,238
     145    Merrill Lynch & Co., Inc. ........................      10,107
     128    Metlife, Inc. ....................................       6,570
      14    MGIC Investment Corp. ............................         930
     169    Morgan Stanley....................................      10,651
      85    National City Corp. ..............................       3,087
      73    North Fork Bancorporation, Inc. ..................       2,208
      29    Northern Trust Corp. .............................       1,615
      29    Plum Creek Timber Co., Inc. ......................       1,030
      47    PNC Financial Services Group, Inc. ...............       3,270
      47    Principal Financial Group, Inc. ..................       2,604
     128    Progressive Corp. ................................       3,291
      39    ProLogis..........................................       2,007
      83    Prudential Financial, Inc. .......................       6,465
      13    Public Storage, Inc. .............................         987
      72    Regions Financial Corp. ..........................       2,375
      10    Ryder System, Inc. ...............................         561
      20    SAFECO Corp. .....................................       1,099

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
      29    Simon Property Group, Inc. .......................  $    2,389
      65    SLM Corp. ........................................       3,419
      59    Sovereign Bancorp, Inc. ..........................       1,203
     114    St. Paul Travelers Cos., Inc. ....................       5,078
      52    State Street Corp. ...............................       3,038
      57    SunTrust Banks, Inc. .............................       4,362
      51    Synovus Financial Corp. ..........................       1,360
      42    T. Rowe Price Group, Inc. ........................       1,580
      17    Torchmark Corp. ..................................       1,032
     212    UnitedHealth Group, Inc. .........................       9,489
      51    UnumProvident Corp. ..............................         917
     280    US Bancorp........................................       8,643
      19    Vornado Realty Trust..............................       1,824
     253    Wachovia Corp. ...................................      13,682
     151    Washington Mutual, Inc. ..........................       6,887
     100    Wellpoint, Inc. B.................................       7,299
     264    Wells Fargo & Co. ................................      17,723
      30    XL Capital Ltd. Class A...........................       1,808
      17    Zions Bancorp.....................................       1,302
                                                                ----------
                                                                   412,904
                                                                ----------
            HEALTH CARE -- 10.6%
     240    Abbott Laboratories...............................      10,466
      24    Allergan, Inc. ...................................       2,574
      33    Amerisource Bergen Corp. .........................       1,383
     186    Amgen, Inc. B.....................................      12,100
      16    Bard (C.R.), Inc. ................................       1,194
      17    Barr Pharmaceuticals, Inc. B......................         796
       9    Bausch & Lomb, Inc. ..............................         417
     103    Baxter International, Inc. .......................       3,786
      39    Becton, Dickinson & Co. ..........................       2,378
      54    Biogen Idec, Inc. B...............................       2,506
      39    Biomet, Inc. .....................................       1,211
     191    Boston Scientific Corp. B.........................       3,217
     309    Bristol-Myers Squibb Co. .........................       7,998
      66    Cardinal Health, Inc. ............................       4,226
      70    Caremark Rx, Inc. B...............................       3,471
      25    Coventry Health Care, Inc. B......................       1,384
     129    CVS Corp. ........................................       3,951
      51    Forest Laboratories, Inc. B.......................       1,985
      41    Genzyme Corp. B...................................       2,497
      72    Gilead Sciences, Inc. B...........................       4,236
      64    HCA, Inc. ........................................       2,770
      38    Health Management Associates, Inc.
              Class A.........................................         747
      25    Hospira, Inc. B...................................       1,056
     466    Johnson & Johnson.................................      27,905
      38    King Pharmaceuticals, Inc. B......................         648
      20    Laboratory Corp. of America Holdings B............       1,220
     178    Lilly (Eli) & Co. ................................       9,821
      12    Manor Care, Inc. .................................         582
      48    McKesson Corp. ...................................       2,260
      39    MedImmune, Inc. B.................................       1,060
     343    Merck & Co., Inc. ................................      12,506
      43    Monsanto Co. .....................................       3,586
      33    Mylan Laboratories, Inc. .........................         662

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
   1,152    Pfizer, Inc. .....................................  $   27,047
      26    Quest Diagnostics, Inc. ..........................       1,534
     233    Schering-Plough Corp. ............................       4,432
      11    Sigma-Aldrich Corp. ..............................         763
      57    St. Jude Medical, Inc. B..........................       1,841
      46    Stryker Corp. ....................................       1,937
      74    Tenet Healthcare Corp. B..........................         517
     159    Walgreen Co. .....................................       7,125
      16    Watson Pharmaceuticals, Inc. B....................         372
     212    Wyeth.............................................       9,402
      39    Zimmer Holdings, Inc. B...........................       2,212
                                                                ----------
                                                                   193,781
                                                                ----------
            SERVICES -- 6.9%
      38    Allied Waste Industries, Inc. B...................         432
      22    Apollo Group, Inc. Class A B......................       1,137
      36    Autodesk, Inc. B..................................       1,254
      91    Automatic Data Processing, Inc. ..................       4,113
      65    Avaya, Inc. B.....................................         738
     121    CBS Corp. Class B.................................       3,285
     157    Cendant Corp. ....................................       2,562
      22    Cintas Corp. .....................................         863
      79    Clear Channel Communications, Inc. ...............       2,451
     332    Comcast Corp. Class A B...........................      10,880
      30    Computer Sciences Corp. B.........................       1,429
      22    Convergys Corp. B.................................         429
      34    Donnelley (R.R.) & Sons Co. ......................       1,086
       9    Dow Jones & Co., Inc. ............................         326
      29    Ecolab, Inc. .....................................       1,161
      82    Electronic Data Systems Corp. ....................       1,961
      20    Equifax, Inc. ....................................         694
      23    Express Scripts, Inc. B...........................       1,657
      48    FedEx Corp. ......................................       5,609
      14    Fluor Corp. ......................................       1,282
      37    Gannett Co., Inc. ................................       2,092
      52    H & R Block, Inc. ................................       1,234
      29    Harrah's Entertainment, Inc. .....................       2,071
      52    Hilton Hotels Corp. ..............................       1,471
      31    IMS Health, Inc. .................................         843
      69    Interpublic Group of Cos., Inc. B.................         573
      51    Marriott International, Inc. Class A..............       1,959
       5    McClatchy Co. Class A.............................         220
      56    McGraw-Hill Cos., Inc. ...........................       2,828
       7    Meredith Corp. ...................................         327
      20    Monster Worldwide, Inc. B.........................         862
      38    Moody's Corp. ....................................       2,091
      23    New York Times Co. Class A........................         560
     372    News Corp. Class A................................       7,135
      53    Novell, Inc. B....................................         353
      27    Omnicom Group, Inc. ..............................       2,388
      18    Parametric Technology Corp. B.....................         222
      53    Paychex, Inc. ....................................       2,050
      27    Robert Half International, Inc. ..................       1,134
      21    Sabre Holdings Corp. .............................         460
      13    Scripps (E.W.) Co. Class A........................         578

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SERVICES -- (CONTINUED)
      34    Starwood Hotels & Resorts.........................  $    2,064
     550    Sun Microsystems, Inc. B..........................       2,283
     674    Time Warner, Inc. ................................      11,652
      35    Tribune Co. ......................................       1,119
      54    Unisys Corp. B....................................         338
     171    United Parcel Service, Inc. Class B...............      14,045
      35    Univision Communications, Inc. Class A B..........       1,176
     113    Viacom, Inc. Class B B............................       4,066
     345    Walt Disney Co. ..................................      10,356
      86    Waste Management, Inc. ...........................       3,075
                                                                ----------
                                                                   124,974
                                                                ----------
            TECHNOLOGY -- 21.9%
      18    ADC Telecommunications, Inc. B....................         310
      94    Adobe Systems, Inc. B.............................       2,860
      76    Advanced Micro Devices, Inc. B....................       1,858
      19    Affiliated Computer Services, Inc. Class A B......         960
      67    Agilent Technologies, Inc. B......................       2,115
      61    Alltel Corp. .....................................       3,906
      57    Altera Corp. B....................................         992
      27    American Power Conversion Corp. ..................         520
      57    Analog Devices, Inc. .............................       1,826
      25    Andrew Corp. B....................................         222
     134    Apple Computer, Inc. B............................       7,643
      29    Applera Corp. -- Applied Biosystems Group.........         941
     612    AT&T, Inc. .......................................      17,055
     285    BellSouth Corp. ..................................      10,299
      34    BMC Software, Inc. B..............................         801
      72    Broadcom Corp. Class A B..........................       2,164
      72    CA, Inc. .........................................       1,475
      18    CenturyTel, Inc. .................................         680
      92    Ciena Corp. B.....................................         444
     960    Cisco Systems, Inc. B.............................      18,751
      51    Citizens Communications Co. ......................         667
      29    Citrix Systems, Inc. B............................       1,148
      59    Compuware Corp. B.................................         398
      15    Cooper Industries Ltd. ...........................       1,347
     245    Corning, Inc. B...................................       5,927
      37    Danaher Corp. ....................................       2,386
     357    Dell, Inc. B......................................       8,722
      32    Dover Corp. ......................................       1,587
      48    Electronic Arts, Inc. B...........................       2,075
      23    Embarq Corp. B....................................         962
     372    EMC Corp. B.......................................       4,080
      65    Emerson Electric Co. .............................       5,414
     120    First Data Corp. .................................       5,423
      28    Fiserv, Inc. B....................................       1,252
      20    Fisher Scientific International, Inc. B...........       1,424
      64    Freescale Semiconductor, Inc. Class B B...........       1,876
      42    Gateway, Inc. B...................................          79
   1,635    General Electric Co. .............................      53,903
      32    Google, Inc. B....................................      13,586
      11    Harman International Industries, Inc. ............         896
     439    Hewlett-Packard Co. ..............................      13,898
     915    Intel Corp. ......................................      17,337
     244    International Business Machines Corp. ............      18,729

The accompanying notes are an integral part of these financial statements.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      27    Intuit, Inc. B....................................  $    1,624
      28    Jabil Circuit, Inc. ..............................         717
     265    JDS Uniphase Corp. B..............................         670
      89    Juniper Networks, Inc. B..........................       1,423
      19    L-3 Communications Holdings, Inc. ................       1,448
      17    Lexmark International, Inc. ADR B.................         927
      48    Linear Technology Corp. ..........................       1,601
      56    Lockheed Martin Corp. ............................       3,996
      62    LSI Logic Corp. B.................................         558
     705    Lucent Technologies, Inc. B.......................       1,705
      50    Maxim Integrated Products, Inc. ..................       1,618
     190    Medtronic, Inc. ..................................       8,905
     114    Micron Technology, Inc. B.........................       1,717
   1,380    Microsoft Corp. ..................................      32,149
       8    Millipore Corp. B.................................         529
      22    Molex, Inc. ......................................         749
     389    Motorola, Inc. ...................................       7,828
      53    National Semiconductor Corp. .....................       1,266
      29    NCR Corp. B.......................................       1,048
      59    Network Appliance, Inc. B.........................       2,076
      55    NVIDIA Corp. B....................................       1,179
     613    Oracle Corp. B....................................       8,875
      20    PerkinElmer, Inc. ................................         416
      33    PMC -- Sierra, Inc. B.............................         306
      25    QLogic Corp. B....................................         438
     264    Qualcomm, Inc. ...................................      10,562
     246    Qwest Communications International, Inc. B........       1,992
      70    Raytheon Co. .....................................       3,129
      27    Rockwell Collins, Inc. ...........................       1,503
      31    SanDisk Corp. B...................................       1,565
      84    Sanmina-SCI Corp. B...............................         385
     144    Solectron Corp. B.................................         492
     469    Sprint Nextel Corp. ..............................       9,365
     163    Symantec Corp. B..................................       2,530
      40    Symbol Technologies, Inc. ........................         431
      13    Tektronix, Inc. ..................................         388
      71    Tellabs, Inc. B...................................         938
     245    Texas Instruments, Inc. ..........................       7,421
      26    Thermo Electron Corp. B...........................         931
     320    Tyco International Ltd. ..........................       8,808
      39    VeriSign, Inc. B..................................         894
     459    Verizon Communications, Inc. .....................      15,365
      16    Waters Corp. B....................................         724
      12    Whirlpool Corp. ..................................       1,015
      54    Xilinx, Inc. .....................................       1,223
     197    Yahoo!, Inc. B....................................       6,508
                                                                ----------
                                                                   398,875
                                                                ----------
            TRANSPORTATION -- 1.4%
      57    Burlington Northern Santa Fe Corp. ...............       4,549
      68    Carnival Corp. ...................................       2,851
      35    CSX Corp. ........................................       2,458
      64    General Dynamics Corp. ...........................       4,157

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            TRANSPORTATION -- (CONTINUED)
      42    Harley-Davidson, Inc. ............................  $    2,322
      65    Norfolk Southern Corp. ...........................       3,470
     111    Southwest Airlines Co. ...........................       1,819
      42    Union Pacific Corp. ..............................       3,932
                                                                ----------
                                                                    25,558
                                                                ----------
            UTILITIES -- 3.3%
     104    AES Corp. B.......................................       1,910
      26    Allegheny Energy, Inc. B..........................         953
      32    Ameren Corp. .....................................       1,631
      62    American Electric Power Co., Inc. ................       2,124
      49    CenterPoint Energy, Inc. .........................         613
      35    CMS Energy Corp. B................................         450
      39    Consolidated Edison, Inc. ........................       1,720
      28    Constellation Energy Group, Inc. .................       1,532
      55    Dominion Resources, Inc. .........................       4,091
      28    DTE Energy Co. ...................................       1,141
     194    Duke Energy Corp. ................................       5,706
      58    Dynegy, Inc. B....................................         317
      51    Edison International..............................       1,997
     109    El Paso Corp. ....................................       1,641
      33    Entergy Corp. ....................................       2,314
     105    Exelon Corp. .....................................       5,973
      52    FirstEnergy Corp. ................................       2,813
      64    FPL Group, Inc. ..................................       2,632
      16    Kinder Morgan, Inc. ..............................       1,638
      43    NiSource, Inc. ...................................         937
      55    PG&E Corp. .......................................       2,145
      16    Pinnacle West Capital Corp. ......................         623
      60    PPL Corp. ........................................       1,932
      40    Progress Energy, Inc. ............................       1,706
      40    Public Service Enterprise Group, Inc. ............       2,618
     117    Southern Co. .....................................       3,740
      33    TECO Energy, Inc. ................................         490
      73    TXU Corp. ........................................       4,347
      64    Xcel Energy, Inc. ................................       1,224
                                                                ----------
                                                                    60,958
                                                                ----------
            Total common stock
              (cost $1,599,722)...............................  $1,808,421
                                                                ----------
SHORT-TERM INVESTMENTS -- 15.0%
            REPURCHASE AGREEMENTS -- 0.9%
   5,177    BNP Paribas Repurchase Agreement,
              4.52%, 7-3-2006.................................  $    5,177
   5,178    RBS Greenwich Repurchase Agreement,
              4.50%, 7-3-2006.................................       5,178
   5,823    UBS Securities LLC Repurchase Agreement,
              4.52%, 7-3-2006.................................       5,823
                                                                ----------
                                                                    16,178
                                                                ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.0%
 254,994    BNY Institutional Cash Reserve Fund...............     254,994
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
       v    U.S. TREASURY BILLS -- 0.1%
   2,000    US Treasury Bill,
              4.83%, 9-14-2006 (M) (S)........................  $    1,981
                                                                ----------
            Total short-term investments
              (cost $273,153).................................  $  273,153
                                                                ----------
            Total investments in securities
              (cost $1,872,875) O.............................  $2,081,574
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At June 30, 2006, the cost of securities for federal income tax purposes was $1,893,171 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 416,929
      Unrealized depreciation.......................   (228,526)
                                                      ---------
      Net unrealized appreciation...................  $ 188,403
                                                      =========

B    Currently non-income producing.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.

                   FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                       UNREALIZED
                             NUMBER OF                                APPRECIATION
           DESCRIPTION       CONTRACTS   POSITION     EXPIRATION     (DEPRECIATION)
           -----------       ---------   --------   --------------   --------------
      Standard & Poor's 500
      Long Futures
      Contracts                 61         Long     September 2006        $478
                                                                          ====

     These contracts had a market value of $19,511 as of June 30, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 97.0%
            AUSTRIA -- 1.2%
     151    Erste Bank Der Oesterreichischen Sparkassen AG
              (A)(G)..........................................  $  8,466
                                                                --------
            BELGIUM -- 1.2%
      81    KBC Bankverzekeringsholdings (A)(G)...............     8,649
                                                                --------
            BRAZIL -- 2.0%
     589    Companhia Vale do Rio Doce ADR (G)................    14,157
                                                                --------
            CANADA -- 4.6%
     214    Cameco Corp. (G)..................................     8,554
     165    Rogers Communications, Inc. Class B...............     6,630
     264    SNC-Lavalin Group, Inc. ..........................     6,950
     141    Suncor Energy, Inc. ..............................    11,387
                                                                --------
                                                                  33,521
                                                                --------
            FRANCE -- 17.3%
      77    Cie Generale d'Optique Essilor International S.A.
              (A)(G)..........................................     7,705
     147    Groupe Danone (A)(G)..............................    18,615
     118    LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......    11,715
     155    PSA Peugeot Citroen (A)(G)........................     9,648
     225    Sanofi-Aventis S.A. (A)(G)........................    21,916
     115    Total S.A. (A)(G).................................     7,583
      48    Unibail (A)(G)....................................     8,390
      17    Vallourec (A)(G)..................................    19,939
     367    Veolia Environnment S.A. (A)(G)...................    18,922
                                                                --------
                                                                 124,433
                                                                --------
            GERMANY -- 4.2%
     530    Commerzbank AG (A)................................    19,222
      53    SAP AG ADR (A)....................................    11,230
                                                                --------
                                                                  30,452
                                                                --------
            GREECE -- 1.5%
     291    Opap S.A. (A).....................................    10,568
                                                                --------
            HONG KONG -- 0.7%
   3,756    Shun Tak Holdings Ltd (A)(G)......................     4,920
                                                                --------
            IRELAND -- 2.0%
     440    Elan Corp. plc ADR (D)............................     7,346
     131    Ryanair Holdings plc ADR (D)(G)...................     6,896
                                                                --------
                                                                  14,242
                                                                --------
            JAPAN -- 15.9%
      91    Credit Saison Co., Ltd. (A).......................     4,312
     275    Daiichi Sankyo Co., Ltd. (A)......................     7,560
     206    Eisai Co., Ltd. (A)...............................     9,270
       2    Japan Tobacco, Inc. (A)...........................     6,789
     273    JSR Corp. (A)(G)..................................     6,915
     294    Jteckt Corp. (A)(G)...............................     5,693
      87    Nintendo Co., Ltd. (A)............................    14,601
      22    ORIX Corp. (A)....................................     5,441
      28    Rakuten, Inc. (A)(G)..............................    16,728
     191    Sharp Corp. (A)...................................     3,019
   1,397    Shinsei Bank Ltd. (A).............................     8,854
     360    Sumitomo Realty & Development (A)(G)..............     8,883

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            JAPAN -- (CONTINUED)
     137    Tokyo Electron Ltd. (A)...........................  $  9,538
     139    Toyota Motor Corp. (A)............................     7,270
                                                                --------
                                                                 114,873
                                                                --------
            LUXEMBOURG -- 1.3%
     235    Tenaris S.A. ADR (G)..............................     9,503
                                                                --------
            MEXICO -- 3.3%
     367    America Movil S.A. de C.V. ADR....................    12,213
     615    Grupo Televisa S.A. ADR...........................    11,870
                                                                --------
                                                                  24,083
                                                                --------
            NETHERLANDS -- 5.5%
     466    ASML Holding N.V. (D) (A).........................     9,423
     174    Euronext (A)(G)...................................    16,313
     453    Koninklijke (Royal) Philips Electronics N.V.
              (D) (A).........................................    14,120
                                                                --------
                                                                  39,856
                                                                --------
            NORWAY -- 1.8%
     445    Statoil ASA (A)...................................    12,671
                                                                --------
            SOUTH KOREA -- 3.3%
     200    Hana Financial Holdings (A).......................     9,362
      23    Samsung Electronics Co., Ltd. (A).................    14,355
                                                                --------
                                                                  23,717
                                                                --------
            SPAIN -- 1.0%
     340    Banco Bilbao Vizcaya Argentaria S.A. (A)(G).......     6,996
                                                                --------
            SWEDEN -- 1.0%
     439    Swedish Match Ab (A)..............................     7,074
                                                                --------
            SWITZERLAND -- 7.7%
     360    Logitech International S.A. (D) (A)...............    13,932
      78    Roche Holding AG (A)..............................    12,930
     266    Swatch Group AG (A)(G)............................     9,277
     176    UBS AG (A)........................................    19,241
                                                                --------
                                                                  55,380
                                                                --------
            TAIWAN -- 1.2%
   1,435    Hon Hai Precision Industry Co., Ltd. (D) (A)......     8,860
                                                                --------
            UNITED KINGDOM -- 20.3%
   6,246    Arm Holdings plc (A)..............................    13,048
     280    AstraZeneca plc (A)...............................    16,858
     392    BHP Billiton plc (A)..............................     7,635
     737    Boots Group plc (A)...............................    10,475
   1,094    British Airways plc (D) (A).......................     6,930
     307    British Land Co. plc (A)..........................     7,165
   2,765    Carphone Warehouse Group plc (A)..................    16,200
   1,733    Debenhams plc (D).................................     6,024
     516    easyJet plc (D) (A)...............................     3,685
   2,899    EMI Group plc (A).................................    16,251
     216    Man Group plc (A).................................    10,175
     209    Reckitt Benckiser plc (A).........................     7,784
     356    Reed Elsevier plc (A).............................     3,592
     363    Standard Chartered plc (A)........................     8,865

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     152    Tesco plc (A).....................................  $    939
     279    Xstrata plc (A)(G)................................    10,602
                                                                --------
                                                                 146,228
                                                                --------
            Total common stock
              (cost $643,660).................................  $698,649
                                                                --------

PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 29.8%
            REPURCHASE AGREEMENTS -- 5.5%
$ 15,009    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $ 15,009
   4,704    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     4,704
  11,537    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................    11,537
     654    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................       654
   7,953    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................     7,953
                                                                --------
                                                                  39,857
                                                                --------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 24.3%
 175,046    Navigator Prime Portfolio.........................   175,046
                                                                --------
            Total short-term investments
              (cost $214,903).................................  $214,903
                                                                --------
            Total investments in securities
              (cost $858,563)(C)..............................  $913,552
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.97% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $597,119, which represents 82.88% of total net assets.

  (c)At June 30, 2006, the cost of securities for federal income tax purposes was $860,513 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 66,009
      Unrealized depreciation........................   (12,970)
                                                       --------
      Net unrealized appreciation....................  $ 53,039
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        10.7%
---------------------------------------------------------------
Consumer Cyclical                                      11.3
---------------------------------------------------------------
Consumer Staples                                        5.6
---------------------------------------------------------------
Energy                                                  4.4
---------------------------------------------------------------
Finance                                                21.6
---------------------------------------------------------------
Health Care                                            13.1
---------------------------------------------------------------
Services                                                8.4
---------------------------------------------------------------
Technology                                             16.9
---------------------------------------------------------------
Transportation                                          2.4
---------------------------------------------------------------
Utilities                                               2.6
---------------------------------------------------------------
Short-Term Investments                                 29.8
---------------------------------------------------------------
Other Assets & Liabilities                            (26.8)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
British Pound                                   Buy             $5,321          $5,209          07/03/2006              $112
British Pound                                   Buy             3,149            3,146          07/05/2006                 3
Canadian Dollar                                 Buy               432              434          07/05/2006                (2)
Euro                                            Buy               518              512          07/03/2006                 6
Euro                                            Buy             5,945            5,878          07/03/2006                67
Euro                                           Sell               959              959          07/05/2006                --
Hong Kong Dollars                               Buy                83               83          07/03/2006                --
Japanese Yen                                    Buy               580              580          07/05/2006                --
Japanese Yen                                   Sell             2,057            2,019          07/05/2006               (38)
Norwegian Krone                                 Buy             3,199            3,153          07/03/2006                46
Swedish Krona                                   Buy               120              118          07/03/2006                 2
Swiss Francs                                    Buy               963              944          07/03/2006                19
                                                                                                                        ----
                                                                                                                        $215
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.4%
            AUSTRALIA -- 1.5%
   1,486    Westpac Banking Corp. (A).........................  $   25,611
                                                                ----------
            BRAZIL -- 3.3%
     207    All America Latina Logistica......................      14,033
   1,778    Companhia Vale do Rio Doce ADR....................      42,738
                                                                ----------
                                                                    56,771
                                                                ----------
            CANADA -- 6.7%
     307    Agnico Eagle Mines Ltd. (G).......................      10,139
     716    Alcan, Inc. ......................................      33,553
     504    Cameco Corp. .....................................      20,153
     330    EnCana Corp. .....................................      17,361
     661    OPTI Canada, Inc. (D).............................      13,538
   1,139    Talisman Energy, Inc. ............................      19,869
                                                                ----------
                                                                   114,613
                                                                ----------
            FINLAND -- 1.6%
   1,317    Nokia Oyj (A)(G)..................................      26,706
                                                                ----------
            FRANCE -- 15.6%
     300    Accor S.A. (A)(G).................................      18,279
     687    Axa S.A. (A)......................................      22,235
     185    BNP Paribas (A)...................................      17,692
     471    Carrefour S.A. (A)(G).............................      27,564
     225    Cie Generale d'Optique Essilor International S.A.
              (A).............................................      22,625
     173    CNP Assurances (D) (A)(G).........................      16,429
     242    Lafarge S.A. (A)(G)...............................      30,331
     156    LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......      15,486
     418    PSA Peugeot Citroen (A)(G)........................      25,962
     447    Sanofi-Aventis S.A. (A)(G)........................      43,579
     459    Total S.A. (A)(G).................................      30,134
                                                                ----------
                                                                   270,316
                                                                ----------
            GERMANY -- 7.1%
      97    Deutsche Boerse AG (A)............................      13,207
   1,025    Deutsche Telekom AG (A)(G)........................      16,462
     182    E.On AG (A).......................................      20,951
     278    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      37,958
     161    SAP AG ADR (A)....................................      33,903
                                                                ----------
                                                                   122,481
                                                                ----------
            GREECE -- 1.2%
     591    Opap S.A. (A).....................................      21,480
                                                                ----------
            HONG KONG -- 1.1%
   2,887    Hong Kong Exchanges & Clearing Ltd. (A)...........      18,589
                                                                ----------
            HUNGARY -- 0.5%
      79    Mol Magyr Olaj-Es Gazipari (A)....................       8,093
                                                                ----------
            INDIA -- 0.9%
     242    Infosys Technologies Ltd. (A).....................      16,165
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            IRELAND -- 0.9%
     513    Ryanair Holdings plc (D) (A)......................  $    4,640
     199    Ryanair Holdings plc ADR (D)(G)...................      10,481
                                                                ----------
                                                                    15,121
                                                                ----------
            ITALY -- 5.7%
   5,085    Banca Intesa S.p.A. (A)(G)........................      29,667
   1,165    Bulgari S.p.A. (A)(G).............................      13,193
     186    Tod's S.p.A. (A)(G)...............................      13,915
   5,222    UniCredito Italiano S.p.A. (A)(G).................      40,844
                                                                ----------
                                                                    97,619
                                                                ----------
            JAPAN -- 17.9%
     411    Astellas Pharma, Inc. (A).........................      15,108
     325    Canon, Inc. (A)...................................      15,945
     252    Credit Saison Co., Ltd. (A).......................      11,945
     661    Daiichi Sankyo Co., Ltd. (A)......................      18,186
     455    Denso Corp. (A)...................................      14,909
     473    Eisai Co., Ltd. (A)...............................      21,324
     884    Matsui Securities Co., Ltd. (A)(G)................       8,382
   5,920    Mitsubishi Heavy Industries (A)...................      25,577
       1    Mitsubishi UFJ Financial Group, Inc. (A)..........      19,990
   2,187    Mitsui & Co., Ltd. (A)............................      30,922
       4    Nippon Telegraph & Telephone Corp. (A)............      18,686
   2,065    Obayashi Corp. (A)................................      14,201
     218    Promise Co., Ltd. (A).............................      12,614
      22    Rakuten, Inc. (A).................................      13,344
     694    Seven & I Holdings Co., Ltd. (A)..................      22,882
   3,005    Shinsei Bank Ltd. (A).............................      19,045
     250    Sony Corp. (A)....................................      11,018
     416    Terumo Corp. (A)..................................      13,884
                                                                ----------
                                                                   307,962
                                                                ----------
            LUXEMBOURG -- 0.6%
     405    Ternium S.A. ADR (D)(G)...........................       9,786
                                                                ----------
            MEXICO -- 3.0%
     312    America Movil S.A. de C.V. ADR....................      10,364
   4,160    Empresas ICA S.A. (D).............................      11,737
   4,330    Grupo Televisa S.A. ..............................      16,797
   4,532    Walmart de Mexico.................................      12,666
                                                                ----------
                                                                    51,564
                                                                ----------
            NETHERLANDS -- 1.2%
     671    Koninklijke (Royal) Philips Electronics N.V.
              (D) (A).........................................      20,895
                                                                ----------
            NORWAY -- 3.3%
   1,965    Statoil ASA (A)...................................      56,015
                                                                ----------
            SOUTH AFRICA -- 1.3%
   1,487    MTN Group Ltd. (I) (A)............................      10,934
   1,067    Standard Bank Group Ltd. (A)......................      11,399
                                                                ----------
                                                                    22,333
                                                                ----------
            SOUTH KOREA -- 1.0%
      27    Samsung Electronics Co., Ltd. (A).................      17,181
                                                                ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
       v    SPAIN -- 4.0%
   2,576    Banco Bilbao Vizcaya Argentaria S.A. (A)..........  $   53,016
   6,159    Iberia Lineas Aer De Espana (A)...................      15,889
                                                                ----------
                                                                    68,905
                                                                ----------
            SWEDEN -- 2.3%
   1,038    Assa Abloy AB (A).................................      17,463
   6,781    Telefonaktiebolaget LM Ericsson (A)(G)............      22,380
                                                                ----------
                                                                    39,843
                                                                ----------
            SWITZERLAND -- 9.3%
     448    Credit Suisse Group (A)...........................      24,972
     240    Nestle S.A. (A)...................................      75,253
     381    UBS AG (A)........................................      41,753
      84    Zurich Financial Services AG (A)(G)...............      18,444
                                                                ----------
                                                                   160,422
                                                                ----------
            TAIWAN -- 2.3%
   3,197    Chunghwa Telecom Co., Ltd. (A)....................       5,760
   1,341    Chunghwa Telecom Co., Ltd. ADR....................      24,765
   3,038    Powertech Technology, Inc. (D) (A)................       9,018
                                                                ----------
                                                                    39,543
                                                                ----------
            UNITED KINGDOM -- 6.1%
     558    AstraZeneca plc (A)...............................      33,583
   1,722    Debenhams plc (D).................................       5,988
   2,472    EMI Group plc (A).................................      13,858
   9,464    Old Mutual plc (A)................................      28,578
     586    Xstrata plc (A)...................................      22,307
                                                                ----------
                                                                   104,314
                                                                ----------
            Total common stock
              (cost $1,548,098)...............................  $1,692,328
                                                                ----------
PRINCIPAL
 AMOUNT
--------
       V
 SHORT-TERM INVESTMENTS -- 14.9%
            REPURCHASE AGREEMENTS -- 5.4%
$ 34,631    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $   34,631
  10,855    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      10,855
  26,619    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................      26,619
   1,509    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................       1,509
  18,349    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      18,349
                                                                ----------
                                                                    91,963
                                                                ----------
                                                                  MARKET
 SHARES                                                         VALUE (W)
--------                                                        ----------
       v    SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 9.5%
 163,553    BNY Institutional Cash Reserve Fund...............  $  163,553
                                                                ----------
            Total short-term investments
              (cost $255,516).................................  $  255,516
                                                                ----------
            Total investments in securities
              (cost $1,803,614) (C)...........................  $1,947,844
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.40% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $1,418,360, which represents 82.47% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,804,275 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $183,175
      Unrealized depreciation........................   (39,606)
                                                       --------
      Net unrealized appreciation....................  $143,569
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $10,934, which represents 0.64% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                TRANSACTION          VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                -----------         -------         --------         ----------         --------------
Australian Dollar                              Buy             $   952         $   953          07/05/2006             $  (1)
British Pound                                  Buy               2,804           2,745          07/03/2006                59
British Pound                                 Sell               9,469           9,185          07/26/2006              (284)
Canadian Dollar                                Buy               2,026           2,037          07/05/2006               (11)
Canadian Dollar                                Buy                 140             140          07/06/2006                --
Euro                                           Buy              13,803          13,646          07/03/2006               157
Euro                                           Buy              23,373          23,372          07/05/2006                 1
Hong Kong Dollars                              Buy               3,974           3,974          07/03/2006                --
Japanese Yen                                   Buy                 713             702          07/03/2006                11
Japanese Yen                                   Buy              12,558          12,576          07/05/2006               (18)
Mexican Peso                                   Buy                 327             328          07/03/2006                (1)
Norwegian Krone                                Buy               2,120           2,119          07/05/2006                 1
South Africa Rand                              Buy                 841             844          07/07/2006                (3)
Swedish Krona                                 Sell               3,494           3,415          07/05/2006               (79)
Swiss Francs                                   Buy               5,178           5,072          07/03/2006               106
Swiss Francs                                  Sell               9,636           9,272          07/26/2006              (364)
                                                                                                                       -----
                                                                                                                       $(426)
                                                                                                                       =====

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        10.8%
---------------------------------------------------------------
Capital Goods                                           1.5
---------------------------------------------------------------
Consumer Cyclical                                      11.5
---------------------------------------------------------------
Consumer Staples                                        5.1
---------------------------------------------------------------
Energy                                                  8.4
---------------------------------------------------------------
Finance                                                27.5
---------------------------------------------------------------
Health Care                                             9.8
---------------------------------------------------------------
Services                                                6.6
---------------------------------------------------------------
Technology                                             13.4
---------------------------------------------------------------
Transportation                                          2.6
---------------------------------------------------------------
Utilities                                               1.2
---------------------------------------------------------------
Short-Term Investments                                 14.9
---------------------------------------------------------------
Other Assets & Liabilities                            (13.3)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 98.5%
            AUSTRALIA -- 4.1%
      47    Abb Grain Ltd. (A)................................  $    237
   1,056    Adsteam Marine Ltd. (A)(G)........................     1,593
     614    AWB Ltd. (A)(G)...................................     1,978
     303    Excel Coal Ltd. (A)(G)............................     1,819
     884    Multiplex Group (A)...............................     2,147
     593    PaperlinX Ltd. (A)(G).............................     1,376
     181    Santos Ltd. (A)...................................     1,629
     473    Transurban Group (A)(G)...........................     2,440
                                                                --------
                                                                  13,219
                                                                --------
            BELGIUM -- 1.5%
       9    S.A. D'Ieteren N.V. (A)(G)........................     2,821
      18    Umicore (A).......................................     2,344
                                                                --------
                                                                   5,165
                                                                --------
            CHINA -- 1.3%
   4,028    Beijing Capital International Airport Co., Ltd.
              (A).............................................     2,573
   3,173    China Oilfield Services Ltd. (A)(G)...............     1,615
                                                                --------
                                                                   4,188
                                                                --------
            DENMARK -- 2.7%
      64    Carlsberg A/S Class B (A).........................     4,683
      35    Danisco A/S (A)...................................     2,581
      29    Trygvesta A/S (A).................................     1,825
                                                                --------
                                                                   9,089
                                                                --------
            FINLAND -- 1.3%
     145    Nokian Rendaat Oyj (A)(G).........................     1,909
      85    Tietoenator Oyj (A)(G)............................     2,441
                                                                --------
                                                                   4,350
                                                                --------
            FRANCE -- 7.2%
     103    Arkema (G)(D).....................................     4,037
      19    Bacou-Dalloz (A)(G)...............................     2,254
      45    bioMerieux S.A. (A)(G)............................     2,676
      24    Cegedim S.A. (D) (A)(G)...........................     2,078
      77    Dassault Systemes S.A. (D) (A)(G).................     4,128
      15    Klepierre (I) (A)(G)..............................     1,703
      21    SEB S.A. (A)......................................     2,321
      51    S.O.I. TEC, S.A. (D) (A)(G).......................     1,505
      36    Sodexho Alliance S.A. (A)(G)......................     1,711
      10    Unibail (A).......................................     1,798
                                                                --------
                                                                  24,211
                                                                --------
            GERMANY -- 9.0%
      57    AWD Holding AG (A)(G).............................     1,903
      24    Deutsche Euroshop (A)(G)..........................     1,670
     102    ELMOS Semiconductor AG (D) (A)(G).................     1,012
     222    GEA Group AG (A)..................................     3,794
      78    GFK AG (D)(G).....................................     2,835
     139    Kontron AG (D) (A)(G).............................     1,603
     181    MTU Aero Engines Holdings AG (A)(G)...............     6,007
      96    Praktiker Bau-Und Heimwerkermaerkte Holding AG
              (D) (A)(G)......................................     2,676
     144    SGL Carbon AG (D) (A).............................     2,878

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            GERMANY -- (CONTINUED)
      79    Thielert AG (D) (A)...............................  $  2,429
      32    Wacker Chemie AG (D)..............................     3,358
                                                                --------
                                                                  30,165
                                                                --------
            GREECE -- 2.0%
     703    Hellenic Technodomiki Tev S.A. (A)................     6,759
                                                                --------
            HONG KONG -- 1.2%
   1,232    Chinese Estates Holdings Ltd. (A).................     1,331
   3,088    Far East Pharmaceutical Technology Co., Ltd.
              (A) (D)(G)(B)...................................        --
   1,410    Shangri-La Asia Ltd. .............................     2,714
                                                                --------
                                                                   4,045
                                                                --------
            INDIA -- 0.6%
      76    Dr. Reddy's Laboratories Ltd. ADR (G).............     2,108
                                                                --------
            ITALY -- 5.3%
     221    Banca Popolare di Milano S.c.r.l. (A)(G)..........     2,810
     298    Brembo S.p.A. (A).................................     2,966
     447    Immobiliare Grande Distribuzione (A)..............     1,377
      88    Indesit Co. S.p.A. (A)(G).........................       966
      25    Pirelli & C. Real Estate S.p.A. (A)...............     1,688
     511    Safilo S.p.A. (D) (A).............................     2,407
   1,459    Sorin S.p.A. (D) (A)(G)...........................     2,519
      39    Tod's S.p.A. (A)(G)...............................     2,922
                                                                --------
                                                                  17,655
                                                                --------
            JAPAN -- 24.1%
     364    77 Bank Ltd. (A)..................................     2,532
      55    Disco Corp. (A)(G)................................     3,079
      73    FamilyMart Co., Ltd. (A)..........................     2,093
     534    Fuji Fire & Marine Insurance Co., Ltd. (A)(G).....     2,206
      31    Hakuhodo DY Holdings, Inc. (A)(G).................     2,306
      77    Hamamatsu Photonics KK (A)(G).....................     2,662
      53    Hogy Medical Co., Ltd. (A)(G).....................     2,773
      40    Honeys Co., Ltd. (A)(G)...........................     1,702
      58    Japan Petroleum Exploration Co., Ltd. (A).........     3,699
       4    Jupiter Telecommunications Co., Ltd. (D) (A)......     2,701
      83    Kobayashi Pharmaceutical Co., Ltd. (A)............     3,412
     119    MEC Co., Ltd. (A)(G)..............................     1,733
      54    Milbon Co., Ltd. (A)..............................     2,191
      96    Morinaga & Co., Ltd. (A)(G).......................       265
      64    Neomax Co., Ltd. (A)(G)...........................     1,356
     134    Nidec Copal Corp. (A)(G)..........................     1,794
      --    Nomura Real Estate Office Fund, Inc. (A)(G).......     1,267
      52    OBIC Business Consultants Ltd. (A)(G).............     3,051
      18    OBIC Co., Ltd. (A)(G).............................     3,722
      25    Point, Inc. (A)...................................     1,402
      19    Ryohin Keikaku Co., Ltd. (A)......................     1,570
     224    Shionogi & Co., Ltd. (A)(G).......................     3,996
     163    Sumitomo Forestry Co., Ltd. (A)(G)................     1,699
   1,581    Sumitomo Osaka Cement Co., Ltd. (A)(G)............     4,868
      90    Taiyo Ink Manufacturing Co., Ltd. (A).............     4,600
     143    Tanabe Seiyaku Co., Ltd (A).......................     1,763
     112    The Yamaguchi Bank Ltd. (A).......................     1,617
      47    Tocalo Co., Ltd. (A)..............................     1,506

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            JAPAN -- (CONTINUED)
     225    Toppan Forms Co., Ltd. (A)........................  $  2,859
      31    Uni-Charm Corp. (A)(G)............................     1,703
      79    Union Tool Co. (A)................................     3,991
     161    Uny Co., Ltd. (A).................................     2,372
      29    USS Co., Ltd. (A).................................     1,920
                                                                --------
                                                                  80,410
                                                                --------
            LIECHTENSTEIN -- 0.9%
      15    Verwalt & Privat-Bank AG (A)......................     3,128
                                                                --------
            LUXEMBOURG -- 0.6%
      85    Stolt-Nielsen S.A. (A)(G).........................     1,993
                                                                --------
            MALAYSIA -- 1.3%
     796    Resorts World Berhad..............................     2,536
   1,422    YTL Corp. Berhad..................................     1,880
                                                                --------
                                                                   4,416
                                                                --------
            MEXICO -- 0.5%
     609    Empresas ICA S.A. (D).............................     1,718
                                                                --------
            NETHERLANDS -- 2.4%
      55    Ordina N.V. (A)...................................     1,267
     120    Qiagen N.V. (D) (A)(G)............................     1,620
      70    SBM Offshore N.V. (A).............................     1,871
     140    Wolters Kluwer N.V.(D) (A)........................     3,312
                                                                --------
                                                                   8,070
                                                                --------
            PORTUGAL -- 0.6%
     403    Mota -- Engil S.A. (A)............................     2,127
                                                                --------
            SINGAPORE -- 0.4%
   1,338    Goodpack Ltd. (D) (A).............................     1,381
                                                                --------
            SOUTH KOREA -- 1.5%
      40    GS Engineering & Construction Corp. (A)...........     2,580
      27    Hyundai Motor Co., Ltd. (A).......................     2,294
                                                                --------
                                                                   4,874
                                                                --------
            SPAIN -- 1.4%
     794    Iberia Lineas Aer De Espana (A)(G)................     2,049
     111    Prosegur Compania de Seguridad S.A. (A)(G)........     2,779
                                                                --------
                                                                   4,828
                                                                --------
            SWEDEN -- 4.5%
     116    Alfa Laval Ab (A)(G)..............................     3,475
      87    D. Carnegie & Co. Ab (A)(G).......................     1,592
     126    Munters Ab (A)(G).................................     4,201
     260    Swedish Match Ab (A)(G)...........................     4,185
      93    Trelleborg Ab (A)(G)..............................     1,590
                                                                --------
                                                                  15,043
                                                                --------
            SWITZERLAND -- 7.5%
      14    Advanced Digital Broadcast Holdings SA (D) (A)....       518
      36    Bachem Holding AG Class B.........................     2,070

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SWITZERLAND -- (CONTINUED)
      24    Charles Voegele Holding AG (D) (A)................  $  1,704
      42    Dufry Group (D)...................................     3,352
     102    EFG International (D).............................     2,824
      32    Ems-Chemie Holding AG (A).........................     3,523
       2    Geberit AG (A)....................................     2,295
      54    Logitech International S.A. (D) (A)...............     2,073
       6    Sulzer AG (A).....................................     4,256
      19    Ypsomed Holding AG (A)(G).........................     2,302
                                                                --------
                                                                  24,917
                                                                --------
            THAILAND -- 0.5%
   5,933    Krung Thai Bank plc...............................     1,595
                                                                --------
            UNITED KINGDOM -- 16.1%
     150    Antofagasta (A)...................................     1,160
     517    Benfield Group plc (A)............................     3,293
     534    Cattles plc (A)...................................     3,248
     111    Close Brothers Group plc (A)......................     1,869
      26    CSR plc (A) (D)...................................       596
     451    EMI Group plc (A).................................     2,531
     578    FirstGroup plc (A)................................     5,008
   1,525    FKI plc (A).......................................     3,022
     990    GCAP Media plc (A)(G).............................     4,208
     333    ICAP plc (A)......................................     3,061
     342    Jardine Lloyd Thompson Group plc (A)..............     2,352
     292    Lancashire Holdings Ltd. (D)(G)...................     1,646
      28    Mapeley Ltd. (A)(G)...............................     1,573
     390    Petrofac Ltd. (A).................................     1,878
     180    Speedy Hire plc...................................     2,919
     310    SSL International plc (A).........................     1,702
     325    Star Energy Group plc (D).........................     1,739
      91    Travis Perkins plc (A)............................     2,551
     110    Ultra Electronics Holdings plc (A)................     1,973
      99    Vedanta Resources plc (A).........................     2,522
     301    Wolfson Microelectronics plc (A) (D)..............     2,489
     561    Yule Catto & Co. plc (A)..........................     2,357
                                                                --------
                                                                  53,697
                                                                --------
            Total common stock
              (cost $312,471).................................  $329,151
                                                                --------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 23.0%
            REPURCHASE AGREEMENTS -- 1.0%
 $ 1,152    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $  1,152
     361    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       361
     886    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       886

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $    50    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $     50
     611    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       611
                                                                --------
                                                                   3,060
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 22.0%
  73,684    Navigator Prime Portfolio.........................    73,684
                                                                --------
            Total short-term investments
              (cost $76,744)..................................  $ 76,744
                                                                --------
            Total investments in securities
              (cost $389,215) (C).............................  $405,895
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.46% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $291,820, which represents 87.30% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $389,680 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 30,271
      Unrealized depreciation........................   (14,056)
                                                       --------
      Net unrealized appreciation....................  $ 16,215
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (B)The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

           PERIOD
          ACQUIRED        SHARES/PAR          SECURITY           COST BASIS
          --------        ----------          --------           ----------
      03/2004 - 05/2004    3,088       Far East Pharmaceutical     $  445
                                       Technology Co., Ltd.

     The aggregate value of this security at June 30, 2006 was $--.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $1,703, which represents 0.51% of total net assets.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                      UNREALIZED
                                   MARKET   CONTRACT    DELIVERY     APPRECIATION
DESCRIPTION          TRANSACTION   VALUE     AMOUNT       DATE      (DEPRECIATION)
-----------          -----------   ------   --------   ----------   --------------
British Pound            Sell      $  64     $  63     07/03/2006       $  (1)
British Pound            Sell        156       153     07/05/2006          (3)
British Pound            Sell        121       121     07/05/2006          --
Euro                      Buy         88        86     07/03/2006           2
Euro                      Buy        201       198     07/03/2006           3
Euro                      Buy        323       323     07/03/2006          --
Euro                      Buy        335       335     07/05/2006          --
Japanese Yen             Sell        281       276     07/03/2006          (5)
Japanese Yen             Sell        481       473     07/03/2006          (8)
Japanese Yen             Sell          9         8     07/05/2006          (1)
Japanese Yen             Sell        584       585     07/05/2006           1
New Zealand Dollar        Buy      6,148     6,709     10/31/2006        (561)
New Zealand Dollar       Sell      6,147     7,006     10/31/2006         859
Swedish Krona             Buy        323       322     07/05/2006           1
                                                                        -----
                                                                        $ 287
                                                                        =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                        14.6%
---------------------------------------------------------------
Capital Goods                                           8.4
---------------------------------------------------------------
Consumer Cyclical                                      16.3
---------------------------------------------------------------
Consumer Staples                                        5.1
---------------------------------------------------------------
Energy                                                  3.7
---------------------------------------------------------------
Finance                                                17.8
---------------------------------------------------------------
Health Care                                             8.5
---------------------------------------------------------------
Services                                                8.7
---------------------------------------------------------------
Technology                                             10.2
---------------------------------------------------------------
Transportation                                          4.6
---------------------------------------------------------------
Utilities                                               0.6
---------------------------------------------------------------
Short-Term Investments                                 23.0
---------------------------------------------------------------
Other Assets & Liabilities                            (21.5)
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
 COMMON STOCK -- 99.2%
            AUSTRALIA -- 0.7%
     118    Bluescope Stell Ltd. (A)(G).......................  $    700
                                                                --------
            BELGIUM -- 1.6%
      32    InBev N.V. (A)....................................     1,545
                                                                --------
            FRANCE -- 17.3%
      48    Axa -- Rights.....................................        40
      48    Axa S.A. (A)(G)...................................     1,552
      22    BNP Paribas (A)(G)................................     2,121
      79    France Telecom S.A. (A)(G)........................     1,685
      10    Lafarge S.A. (A)(G)...............................     1,243
      17    Lagardere S.C.A. (A)(G)...........................     1,265
      27    Sanofi-Aventis S.A. (A)(G)........................     2,602
      12    Schneider Electric S.A. (A)(G)....................     1,279
      50    Total S.A. (A)(G).................................     3,252
      53    Vivendi S.A. (A)(G)...............................     1,855
                                                                --------
                                                                  16,894
                                                                --------
            GERMANY -- 11.1%
      10    Allianz AG (A)(G).................................     1,543
      29    Bayerische Motoren Werke (BMW) AG (A)(G)..........     1,426
      42    Commerzbank AG (A)................................     1,507
       9    Deutsche Bank AG (A)..............................     1,026
       8    Fresenius Medical Care AG & Co. (A)...............       970
      34    KarstadtQuelle AG (D)(A)(G).......................       899
      21    Siemens AG (A)....................................     1,812
      24    Volkswagen AG (A)(G)..............................     1,691
                                                                --------
                                                                  10,874
                                                                --------
            IRELAND -- 2.6%
      82    Bank of Ireland (A)...............................     1,454
      33    CRH plc (A).......................................     1,089
                                                                --------
                                                                   2,543
                                                                --------
            ITALY -- 9.7%
      46    Banco Popolare di Verona e Novara S.c.r.l.
              (A)(G)..........................................     1,227
     125    Capitalia S.p.A. (A)..............................     1,024
     171    Enel S.p.A. (A)(G)................................     1,474
      48    Ente Nazionale Idrocarburi S.p.A. (A)(G)..........     1,402
     126    Mediaset S.p.A. (A)(G)............................     1,484
     330    Telecom Italia S.p.A. (A)(G)......................       918
     250    UniCredito Italiano S.p.A. (A)....................     1,955
                                                                --------
                                                                   9,484
                                                                --------
            JAPAN -- 21.2%
      --    East Japan Railway Co. (A)........................     1,532
      34    Hoya Corp. (A)(G).................................     1,207
       4    Keyence Corp. (A).................................       893
      29    Marui Co., Ltd. (A)...............................       451
      --    Mitsubishi UFJ Financial Group, Inc. (A)..........     2,593

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            JAPAN -- (CONTINUED)
      16    Murata Manufacturing Co., Ltd. (A)................  $  1,020
      14    NIDEC Corp. (A)(G)................................     1,004
     174    Nissan Motor Co. Ltd. (A)(G)......................     1,903
      94    Nomura Holdings, Inc. (A).........................     1,771
      --    Sumitomo Mitsui Financial Group, Inc. (A)(G)......     1,387
     116    Sumitomo Trust & Banking Co., Ltd. (A)............     1,270
      29    Takeda Pharmaceutical Co., Ltd. (A)...............     1,793
      34    THK Co., Ltd. (A)(G)..............................     1,015
     303    Tokyo Gas Co., Ltd. (A)...........................     1,428
      79    Yamato Holdings Co., Ltd. (A)(G)..................     1,402
                                                                --------
                                                                  20,669
                                                                --------
            NETHERLANDS -- 1.8%
      48    TNT N.V. (A)......................................     1,731
                                                                --------
            NORWAY -- 1.6%
      55    Statoil ASA (A)(G)................................     1,565
                                                                --------
            SPAIN -- 2.0%
      97    Banco Bilbao Vizcaya Argentaria S.A. (A)(G).......     1,994
                                                                --------
            SWEDEN -- 0.9%
     281    Telefonaktiebolaget LM Ericsson (A)...............       927
                                                                --------
            SWITZERLAND -- 10.3%
      26    Compagnie Financiere Richemont AG (A).............     1,175
      41    Credit Suisse Group (A)(G)........................     2,285
      12    Julius Baer Holding Ltd. (A)......................     1,022
       3    Nestle S.A. (A)...................................     1,038
      57    Novartis AG (A)...................................     3,050
       7    Zurich Financial Services AG (A)(G)...............     1,511
                                                                --------
                                                                  10,081
                                                                --------
            UNITED KINGDOM -- 18.4%
     122    BAE Systems plc (A)...............................       831
     176    Barclays plc (A)..................................     1,996
      86    BP plc (A)........................................       992
     145    Diageo plc (A)....................................     2,439
      96    Gallaher Group plc (A)............................     1,505
      40    Imperial Tobacco Group plc (A)....................     1,245
     104    Lloyds TSB Group plc (A)..........................     1,019
     143    Marks & Spencer Group plc (A).....................     1,547
     199    National Grid plc (A).............................     2,153
     237    Old Mutual plc (A)................................       715
      27    Reckitt Benckiser plc (A).........................       997
     251    Tesco plc (A).....................................     1,547
     449    Vodafone Group plc (A)............................       956
                                                                --------
                                                                  17,942
                                                                --------
            Total common stock
              (cost $80,994)..................................  $ 96,949
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 SHORT-TERM INVESTMENTS -- 23.4%
            FINANCE -- 1.2%
 $ 1,157    State Street Bank Money Market Variable
              Rate, -- 4.77% (L)..............................  $  1,157
                                                                --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 22.2%
  21,716    Navigator Prime Portfolio.........................    21,716
                                                                --------
            Total short-term investments
              (cost $22,873)..................................  $ 22,873
                                                                --------
            Total investments in securities
              (cost $103,867) (C).............................  $119,822
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 99.21% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $96,909, which represents 99.17% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $103,875 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $17,430
      Unrealized depreciation.........................   (1,483)
                                                        -------
      Net unrealized appreciation.....................  $15,947
                                                        =======

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                         3.0%
---------------------------------------------------------------
Capital Goods                                           2.8%
---------------------------------------------------------------
Consumer Cyclical                                       9.6%
---------------------------------------------------------------
Consumer Staples                                        8.9%
---------------------------------------------------------------
Energy                                                  8.7%
---------------------------------------------------------------
Finance                                                34.0%
---------------------------------------------------------------
Health Care                                             9.7%
---------------------------------------------------------------
Services                                                6.4%
---------------------------------------------------------------
Technology                                              9.6%
---------------------------------------------------------------
Transportation                                          2.9%
---------------------------------------------------------------
Utilities                                               3.6%
---------------------------------------------------------------
Short-Term Investments                                 23.4%
---------------------------------------------------------------
Other Assets & Liabilities                            (22.6)%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD LARGECAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
  COMMON STOCK -- 99.2%
            CONSUMER CYCLICAL -- 5.1%
    17      CDW Corp. ........................................   $   915
    18      Cheesecake Factory, Inc. (D)......................       481
    16      Kohl's Corp. (D)..................................       925
    16      Wal-Mart Stores, Inc. ............................       780
                                                                 -------
                                                                   3,101
                                                                 -------
            CONSUMER STAPLES -- 3.1%
    31      PepsiCo, Inc. ....................................     1,888
                                                                 -------
            ENERGY -- 12.7%
    11      Apache Corp. .....................................       761
    29      BJ Services Co. ..................................     1,095
     9      Chevron Corp. ....................................       571
    18      Exxon Mobil Corp. ................................     1,110
    10      Halliburton Co. ..................................       772
    14      Noble Corp. ......................................     1,008
     7      Occidental Petroleum Corp. .......................       682
    39      XTO Energy, Inc. .................................     1,707
                                                                 -------
                                                                   7,706
                                                                 -------
            FINANCE -- 14.5%
    18      Aetna, Inc. ......................................       705
    16      Aflac, Inc. ......................................       742
    36      American International Group, Inc. ...............     2,149
    14      Bank of America Corp. ............................       667
    27      Citigroup, Inc. ..................................     1,302
    30      Countrywide Financial Corp. ......................     1,154
    18      Federal National Mortgage Association.............       844
    12      SLM Corp. ........................................       638
    39      TD Ameritrade Holding Corp. ......................       582
                                                                 -------
                                                                   8,783
                                                                 -------
            HEALTH CARE -- 19.2%
    16      Baxter International, Inc. .......................       588
    38      Boston Scientific Corp. (D).......................       647
    20      CVS Corp. ........................................       619
    14      Genzyme Corp. (D).................................       836
    10      Invitrogen Corp. (D)..............................       677
    18      Johnson & Johnson.................................     1,073
    14      Laboratory Corp. of America Holdings (D)..........       865
    22      Lilly (Eli) & Co. ................................     1,194
    18      Novartis AG ADR...................................       960
    87      Schering-Plough Corp. ............................     1,654
    27      Teva Pharmaceutical Industries Ltd. ADR...........       853
    37      Walgreen Co. .....................................     1,639
                                                                 -------
                                                                  11,605
                                                                 -------
            SERVICES -- 10.7%
    17      Automatic Data Processing, Inc. ..................       753
    23      Comcast Corp. Class A (D).........................       738
     8      FedEx Corp. ......................................       982
    31      H & R Block, Inc. ................................       740
    37      IMS Health, Inc. .................................       980
    11      Omnicom Group, Inc. ..............................       971
    47      Time Warner, Inc. ................................       820
    14      Viacom, Inc. Class B (D)..........................       503
                                                                 -------
                                                                   6,487
                                                                 -------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- 29.3%
    33      Adobe Systems, Inc. (D)...........................   $   990
    11      Affiliated Computer Services, Inc. Class A (D)....       542
    15      Apple Computer, Inc. (D)..........................       871
    56      Citrix Systems, Inc. (D)..........................     2,248
    18      Cognos, Inc. (D)..................................       501
    13      Electronic Arts, Inc. (D).........................       542
    86      General Electric Co. .............................     2,825
    76      Intel Corp. ......................................     1,442
    11      International Business Machines Corp. ............       845
    40      Linear Technology Corp. ..........................     1,343
    12      Medtronic, Inc. ..................................       544
   107      Microsoft Corp. ..................................     2,500
    65      Motorola, Inc. ...................................     1,307
    63      Symantec Corp. (D)................................       982
     8      Zebra Technologies Corp. Class A (D)..............       275
                                                                 -------
                                                                  17,757
                                                                 -------
            TRANSPORTATION -- 0.9%
    14      Carnival Corp. ...................................       563
                                                                 -------
            UTILITIES -- 3.7%
    11      Kinder Morgan, Inc. ..............................     1,084
    14      Questar Corp. ....................................     1,151
                                                                 -------
                                                                   2,235
                                                                 -------
            Total common stock
              (cost $57,094)..................................   $60,125
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 0.8%
            FINANCE -- 0.8%
  $484      State Street Bank Money Market Variable Rate,
              -- 4.77% (L)....................................   $   484
                                                                 -------
            Total short-term investments
              (cost $484).....................................   $   484
                                                                 -------
            Total investments in securities
              (cost $57,578) (C)..............................   $60,609
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.82% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $57,951 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 6,069
      Unrealized depreciation.........................   (3,411)
                                                        -------
      Net unrealized appreciation.....................  $ 2,658
                                                        =======

  (D)Currently non-income producing.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- 98.2%
            BASIC MATERIALS -- 9.9%
    22      Airgas, Inc. .....................................   $   803
    17      Cameco Corp. .....................................       681
    32      Church & Dwight Co., Inc. ........................     1,179
    14      Florida Rock Industries...........................       683
    17      Fortune Brands, Inc. .............................     1,172
    13      Precision Castparts Corp. ........................       756
                                                                 -------
                                                                   5,274
                                                                 -------
            CAPITAL GOODS -- 4.9%
    23      Rockwell Automation, Inc. ........................     1,647
    30      Varian Semiconductor Equipment Associates, Inc.
              (D).............................................       975
                                                                 -------
                                                                   2,622
                                                                 -------
            CONSUMER CYCLICAL -- 8.2%
    18      Abercrombie & Fitch Co. Class A...................     1,021
    44      Avnet, Inc. (D)...................................       880
    30      Carter's, Inc. (D)................................       781
    15      Fastenal Co. .....................................       621
    45      TJX Cos., Inc. ...................................     1,025
                                                                 -------
                                                                   4,328
                                                                 -------
            CONSUMER STAPLES -- 1.1%
    12      Alberto-Culver Co. ...............................       585
                                                                 -------
            ENERGY -- 8.1%
    17      BJ Services Co. ..................................       646
     1      Hugoton Royalty Trust.............................        38
    12      Newfield Exploration Co. (D)......................       585
    32      Patterson-uti Energy, Inc. .......................       919
    36      Range Resources Corp. ............................       976
    26      XTO Energy, Inc. .................................     1,156
                                                                 -------
                                                                   4,320
                                                                 -------
            FINANCE -- 7.0%
     9      Affiliated Managers Group, Inc. (D)...............       762
    15      Commerce Bancorp, Inc. (G)........................       546
    76      Hudson City Bancorp, Inc. ........................     1,010
    15      Northern Trust Corp. .............................       843
    15      T. Rowe Price Group, Inc. ........................       550
                                                                 -------
                                                                   3,711
                                                                 -------
            HEALTH CARE -- 18.1%
     9      Allergan, Inc. ...................................       981
    15      Barr Pharmaceuticals, Inc. (D)....................       733
    26      Biomet, Inc. .....................................       814
    11      Cephalon, Inc. (D)................................       667
    10      Cooper Companies, Inc. ...........................       457
    18      Henry Schein, Inc. (D)............................       835
    11      Invitrogen Corp. (D)..............................       714
    29      Kinetic Concepts, Inc. (D)........................     1,283
    13      Laboratory Corp. of America Holdings (D)..........       814
    28      MedImmune, Inc. (D)...............................       749
    15      Respironics, Inc. (D).............................       524

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            HEALTH CARE -- (CONTINUED)
    33      Valeant Pharmaceuticals International.............   $   552
    11      Varian Medical Systems, Inc. (D)..................       503
                                                                 -------
                                                                   9,626
                                                                 -------
            SERVICES -- 11.8%
    54      Allied Waste Industries, Inc. (D).................       613
    26      Autodesk, Inc. (D)................................       911
    20      C.H. Robinson Worldwide, Inc. ....................     1,061
    14      Cerner Corp. (D)..................................       521
    22      Cintas Corp. .....................................       859
    31      Liberty Global, Inc. (D)..........................       666
    22      Penn National Gaming, Inc. (D)....................       840
    24      Univision Communications, Inc. Class A (D)........       798
                                                                 -------
                                                                   6,269
                                                                 -------
            TECHNOLOGY -- 27.4%
    26      Akamai Technologies, Inc. (D).....................       932
    14      Amphenol Corp. Class A............................       769
    30      Analog Devices, Inc. .............................       961
    18      ChoicePoint, Inc. (D).............................       768
     9      Dun & Bradstreet Corp. (D)........................       643
    22      Fidelity National Information.....................       795
    24      Fiserv, Inc. (D)..................................     1,092
    23      Freescale Semiconductor, Inc. Class A (D).........       658
    13      Harman International Industries, Inc. ............     1,080
    32      Jabil Circuit, Inc. ..............................       817
    54      Juniper Networks, Inc. (D)........................       866
     7      L-3 Communications Holdings, Inc. ................       502
    19      MEMC Electronic Materials, Inc. (D)...............       701
    15      Microchip Technology, Inc. .......................       507
    17      Navteq Corp. (D)..................................       757
    20      Network Appliance, Inc. (D).......................       688
    22      NII Holdings, Inc. Class B (D)....................     1,240
    31      Polycom, Inc. (D).................................       686
                                                                 -------
                                                                  14,462
                                                                 -------
            TRANSPORTATION -- 1.7%
    24      Royal Caribbean Cruises Ltd. .....................       899
                                                                 -------
            Total common stock
              (cost $49,270)..................................   $52,096
                                                                 -------
PRINCIPAL
AMOUNT
---------
  SHORT-TERM INVESTMENTS -- 2.6%
            FINANCE -- 1.7%
  $916      State Street Bank Money Market Variable
              Rate, -- 4.77% (L)..............................   $   916
                                                                 -------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 0.9%
   481      BNY Institutional Cash Reserve Fund...............       481
                                                                 -------
            Total short-term investments (cost $1,397)........   $ 1,397
                                                                 -------
            Total investments in securities (cost $50,667)
              (C).............................................   $53,493
                                                                 -------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MIDCAP STOCK HLS FUND

 JUNE 30, 2006(UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.28% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $51,137 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 4,818
      Unrealized depreciation.........................   (2,462)
                                                        -------
      Net unrealized appreciation.....................  $ 2,356
                                                        =======

  (D)Currently non-income producing.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            CAPITAL GOODS -- 1.7%
 $32,362    Caterpillar, Inc. ................................  5.25%   07/05/2006   $   32,343
                                                                                     ----------
            CONSUMER STAPLES -- 2.9%
  29,000    KFW International Holdings (I)....................  5.18%   07/07/2006       28,975
  26,000    KFW International Holdings (I)....................  5.24%   07/10/2006       25,969
                                                                                     ----------
                                                                                         54,944
                                                                                     ----------
            FINANCE -- 94.9%
  23,000    Ab Spintab........................................  5.04%   07/27/2006       22,917
  23,000    Ab Spintab........................................  5.10%   08/18/2006       22,846
  23,000    Alliance & Leicester Commercial Bank plc..........  4.92%   07/07/2006       22,981
  21,783    Alliance & Leicester Commercial Bank plc..........  5.13%   08/18/2006       21,635
  23,000    American Express Credit Corp. ....................  5.06%   07/11/2006       22,968
  23,000    American Express Credit Corp. (L).................  5.29%   12/15/2006       23,013
  24,000    American General Finance Corp. ...................  5.21%   07/28/2006       23,907
  21,860    American General Finance Corp. ...................  5.87%   07/14/2006       21,865
  46,000    American Honda Finance Corp. (I) (L)..............  5.34%   08/15/2006       46,011
  20,000    Amsterdam Funding Corp. ..........................  5.08%   07/13/2006       19,966
  24,500    Amsterdam Funding Corp. ..........................  5.13%   08/02/2006       24,389
  10,000    Amsterdam Funding Corp. ..........................  5.30%   07/06/2006        9,993
  29,100    Anz Delaware, Inc. (M)............................  5.33%   07/25/2006       28,999
  23,000    Bank of America Corp. (L).........................  5.58%   08/22/2006       23,015
  21,700    Bank of America NA (L)............................  5.07%   05/15/2007       21,840
  23,000    Bank One Corp. (L)................................  5.28%   08/11/2006       23,004
  23,000    Barton Capital Corp. .............................  5.01%   07/06/2006       22,984
  24,000    Barton Capital Corp. .............................  5.11%   07/12/2006       23,963
  21,700    Bear Stearns & Co., Inc. (L)......................  4.78%   10/02/2006       21,952
  24,000    Bear Stearns & Co., Inc. .........................  5.15%   07/17/2006       23,945
  23,000    Britannia Building Society........................  5.11%   08/16/2006       22,851
  23,800    Britannia Building Society........................  5.29%   08/14/2006       23,647
  10,000    Britannia Building Society........................  5.34%   07/24/2006        9,966
  23,000    Cafco LLC (I).....................................  5.02%   07/05/2006       22,987
  24,000    Cafco LLC (I).....................................  5.11%   07/27/2006       23,912
  21,700    Citibank NA.......................................  5.17%   08/22/2006       21,700
  24,000    Citigroup Funding, Inc. ..........................  5.08%   07/11/2006       23,966
  10,300    Citigroup Funding, Inc. ..........................  5.25%   07/21/2006       10,270
  21,800    Countrywide Financial Corp. ......................  5.17%   07/17/2006       21,750
  25,000    Countrywide Financial Corp. ......................  5.35%   07/31/2006       24,889

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $24,000    General Electric Capital Corp. ...................  5.12%   07/12/2006   $   23,963
  25,000    General Electric Capital Corp. ...................  5.12%   07/19/2006       24,936
   7,000    General Electric Capital Corp. ...................  5.24%   07/24/2006        6,977
  46,000    Goldman Sachs Group, Inc. (L).....................  5.15%   08/01/2006       46,003
  24,000    Greenwich Capital Holdings (L)....................  5.31%   10/27/2006       24,003
  26,000    Greenwich Capital Holdings........................  5.43%   09/22/2006       25,679
  24,000    HBOS Treasury Services plc........................  5.36%   09/19/2006       23,717
  24,000    HSBC Finance Corp. ...............................  5.11%   07/07/2006       23,980
  22,500    HSBC Finance Corp. (L)............................  5.13%   03/06/2007       22,500
  26,200    JP Morgan Chase & Co. (L).........................  5.11%   07/02/2007       26,200
  46,000    Merrill Lynch & Co. (L)...........................  5.14%   10/19/2006       46,012
   9,550    Merrill Lynch & Co................................  5.21%   07/17/2006        9,528
  24,000    Morgan Stanley Dean Witter (L)....................  5.11%   11/28/2006       24,010
  10,000    Morgan Stanley Dean Witter........................  5.29%   07/13/2006        9,982
  23,000    Morgan Stanley Dean Witter (L)....................  5.48%   01/19/2007       23,012
  23,000    Nationwide Building Society (I)...................  5.08%   08/04/2006       22,890
  26,000    Nationwide Building Society.......................  5.47%   09/27/2006       25,657
  21,700    Nordea Bank AB (I) (L)............................  5.13%   05/09/2007       21,700
  23,000    Nordea North America..............................  5.07%   08/11/2006       22,868
  24,000    Northern Rock plc.................................  5.11%   07/10/2006       23,969
  26,000    Northern Rock plc.................................  5.29%   07/26/2006       25,905
  23,000    Old Line Funding LLC (I)..........................  5.04%   07/06/2006       22,984
  24,500    Old Line Funding LLC (I)..........................  5.13%   08/01/2006       24,392
  24,000    Preferred Funding (I).............................  5.09%   07/14/2006       23,956
  23,000    Preferred Funding (I).............................  5.13%   08/21/2006       22,834
  24,000    Sheffield Receivables.............................  5.06%   07/06/2006       23,983
  23,000    Sheffield Receivables.............................  5.07%   07/18/2006       22,945
  22,650    Skandinaviska Enskilda Bank (I)...................  5.26%   07/26/2006       22,568
  21,600    Skandinaviska Enskilda Bank NY (I) (L)............  5.14%   02/09/2007       21,600
  21,700    SLM Corp. (I) (L).................................  5.17%   05/04/2007       21,759
  18,135    SLM Corp. (L).....................................  5.22%   01/25/2007       18,149
  24,000    Svenska Handelsbanken Ab..........................  5.16%   08/07/2006       23,873
  24,000    Svenska Handelsbanken Ab..........................  5.18%   08/07/2006       23,873
   9,500    Swedbank..........................................  5.24%   07/21/2006        9,472
  43,400    Toyota Motor Credit Corp. (L).....................  5.38%   10/16/2006       43,432
  47,020    Triple A-1 Funding................................  5.20%   07/14/2006       46,932
   7,771    Triple A-1 Funding................................  5.33%   08/21/2006        7,713

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $23,000    UBS Finance LLC...................................  5.02%   07/05/2006   $   22,987
  26,000    UBS Finance LLC...................................  5.23%   07/21/2006       25,925
  23,000    Washington Mutual Bank (L)........................  4.98%   07/26/2006       23,300
  21,135    Washington Mutual Bank (L)........................  5.26%   02/28/2007       21,142
  24,000    Wells Fargo.......................................  5.15%   07/20/2006       24,000
  26,000    Wells Fargo.......................................  5.24%   07/24/2006       26,000
  21,600    Westpac Banking Corp. (I) (L).....................  5.18%   02/16/2007       21,600
  24,000    Westpac Banking Corp. (I).........................  5.29%   08/18/2006       23,832
  15,570    Yorktown Capital..................................  5.11%   07/10/2006       15,550
  24,000    Yorktown Capital..................................  5.21%   07/18/2006       23,941
  10,532    Yorktown Capital..................................  5.32%   07/21/2006       10,501
                                                                                     ----------
                                                                                     $1,800,865
                                                                                     ----------
            U.S. GOVERNMENT SECURITIES -- 1.1%
  21,800    Federal Home Loan Mortgage Corp. .................  5.50%   07/03/2007   $   21,800
                                                                                     ----------
            Total investments in securities
              (cost $1,909,952) (C)...........................                       $1,909,952
                                                                                     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.85% of total net assets at June 30, 2006.

  (C)Also represents cost for federal tax purpose.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $397,969, which represents 20.99% of total net assets.

  (L)Variable rate securities; the yield reported is the rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
 ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 23.0%
            FINANCE -- 23.0%
 $ 2,609    Ameriquest Mortgage Securities, Inc.,
              6.12%, 10-25-2033 (L)...........................  $  2,614
   3,528    Ameriquest Mortgage Securities, Inc.,
              6.39%, 9-25-2032 (L)............................     3,542
  15,000    Banc of America Commercial Mortgage, Inc.,
              4.76%, 7-10-2045................................    14,463
  46,311    Banc of America Commercial Mortgage, Inc.,
              4.83%, 7-11-2043 (I) (P)........................     2,255
  36,748    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.85%, 8-15-2038 (I) (P)........................     2,435
   5,744    Countrywide Home Loan Mortgage Pass Through Trust,
              5.00%, 1-25-2019................................     5,480
  53,125    Credit Suisse First Boston Mortgage Securities
              Corp.,
              4.01%, 3-15-2035 (I) (P)........................     2,187
  10,000    Discover Card Master Trust I,
              5.42%, 1-15-2008 (L)............................    10,032
      80    DLJ Mortgage Acceptance Corp.,
              7.25%, 9-25-2011 (I)............................        80
   5,000    First Franklin Mortgage Loan Asset Backed
              Certificates, 6.97%, 7-25-2033 (L)..............     5,004
     171    Green Tree Financial Corp.,
              6.27%, 6-1-2030.................................       171
     390    Green Tree Financial Corp.,
              7.30%, 1-15-2026................................       395
  10,000    Greenwich Capital Commercial Funding Corp.,
              4.53%, 1-5-2036.................................     9,502
   6,000    Greenwich Capital Commercial Mortgage Trust,
              5.12%, 4-10-2037 (L)............................     5,861
  47,160    LB-UBS Commercial Mortgage Trust,
              4.25%, 12-15-2036 (I) (P).......................     1,631
   5,695    Lehman Brothers Commercial Mortgage Trust,
              5.57%, 12-16-2014 (I) (L).......................     5,695
   5,000    Lehman Brothers Commercial Mortgage Trust,
              6.33%, 12-14-2014 (I) (L).......................     5,001
     185    Long Beach Asset Holdings Corp.,
              4.12%, 2-25-2035 (I)............................       185
  35,634    Mach One Trust,
              6.09%, 5-28-2040 (I) (P)........................     1,622
   3,000    Master Asset Backed Securities Trust,
              6.07%, 5-25-2033 (L)............................     3,011
   2,000    Master Asset Backed Securities Trust,
              7.12%, 5-25-2033 (L)............................     2,020
   4,837    MASTR Asset Securitization Trust,
              5.00%, 12-25-2018...............................     4,615
   4,800    MBNA Credit Card Master Note Trust,
              5.34%, 2-16-2010 (L)............................     4,808
   4,000    Merrill Lynch Mortgage Investors, Inc.,
              6.42%, 5-25-2032 (L)............................     4,009
   5,000    Merrill Lynch Mortgage Trust,
              5.24%, 11-12-2035...............................     4,810
   4,628    Morgan Stanley Dean Witter Capital I,
              6.32%, 11-25-2032 (L)...........................     4,648

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
 $   132    Novastar Nim Trust,
              3.97%, 3-25-2035 (I)............................  $    132
   5,915    Providian Gateway Master Trust,
              5.39%, 7-15-2010 (I) (L)........................     5,915
   3,636    Residential Asset Mortgage Products, Inc.,
              5.70%, 10-25-2031...............................     3,616
     742    Soundview Home Equity Loan Trust, Inc.,
              8.64%, 5-25-2030................................       743
   5,974    Spirit Master Funding LLC,
              5.76%, 3-20-2021 (I)............................     5,774
   4,992    Structured Asset Securities Corp.,
              6.32%, 2-25-2033 (L)............................     5,066
   3,608    Wachovia Bank Commercial Mortgage Trust,
              5.59%, 6-15-2013 (I) (L)........................     3,608
                                                                --------
            Total asset & commercial mortgage backed
              securities
              (cost $133,172).................................  $130,930
                                                                --------
U.S. GOVERNMENT SECURITIES -- 3.3%
            OTHER FEDERAL OBLIGATIONS -- 1.8%
   9,918    Small Business Administration,
              6.30%, 5-1-2019.................................  $ 10,086
                                                                --------
            U.S. TREASURY SECURITIES -- 1.5%
            U.S. TREASURY BONDS
   6,000    5.25% 2028........................................     5,972
                                                                --------
            U.S. TREASURY NOTES
   2,500    4.50% 2016........................................     2,379
                                                                --------
            Total U.S. government securities
              (cost $18,888)..................................  $ 18,437
                                                                --------
U.S. GOVERNMENT AGENCIES -- 77.0%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 34.2%
            MORTGAGE BACKED SECURITIES:
   1,862    4.50% 2018........................................  $  1,761
   3,080    4.947% 2035.......................................     2,981
      --    5.00% 2035........................................        --
  96,594    5.50% 2021 -- 2034 (Q)............................    93,456
   1,531    6.00% 2022 -- 2034................................     1,518
   2,489    6.50% 2014 -- 2017................................     2,518
   3,088    7.00% 2026 -- 2032................................     3,167
      46    7.50% 2024 -- 2025................................        47
     140    8.00% 2013 -- 2024................................       148
      57    8.50% 2009 -- 2024................................        59
       6    9.50% 2008........................................         6
     102    10.00% 2020.......................................       111
                                                                --------
                                                                 105,772
                                                                --------
            REMIC -- IO & IO-ETTE:
   1,145    5.50% 2015 (P)....................................        28
                                                                --------
            REMIC -- PAC'S:
  10,000    4.50% 2020........................................     9,088
  65,713    5.00% 2015-2028...................................    63,649
  15,802    5.50% 2035........................................    15,082
                                                                --------
                                                                  87,819
                                                                --------
                                                                 193,619
                                                                --------

The accompanying notes are an integral part of these financial statements.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 32.8%
            MORTGAGE BACKED SECURITIES:
 $ 7,665    4.50% 2034........................................  $  6,965
   7,590    4.80% 2035 (L)....................................     7,441
  64,517    5.00% 2018 -- 2036 (Q)............................    61,384
  29,692    5.50% 2019 -- 2036 (Q)............................    28,663
  27,348    6.00% 2023 -- 2035................................    27,047
  25,301    6.50% 2028 -- 2036 (Q)............................    25,516
   5,341    7.00% 2011 -- 2032................................     5,464
     358    8.00% 2029 -- 2031................................       381
      75    9.00% 2021........................................        81
                                                                --------
                                                                 162,942
                                                                --------
            REMIC-PAC'S:
  11,000    4.50% 2018........................................    10,209
  10,371    5.50% 2034........................................     9,881
   2,396    6.50% 2031........................................     2,427
                                                                --------
                                                                  22,517
                                                                --------
            ZERO COUPON STRIPS:
      32    11.00% 2009 (M)...................................        33
                                                                --------
                                                                 185,492
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 10.0%
            MORTGAGE BACKED SECURITIES:
  45,982    6.00% 2033 -- 2035................................    45,555
   6,653    6.50% 2028 -- 2032................................     6,746
   3,058    7.00% 2032........................................     3,154
     883    7.50% 2022 -- 2030................................       922
     192    8.50% 2017 -- 2030................................       207
     153    9.50% 2009........................................       160
       7    12.50% 2015.......................................         8
                                                                --------
                                                                  56,752
                                                                --------
            Total U.S. government agencies
              (cost $448,440).................................  $435,863
                                                                --------
            Total long-term investments
              (cost $600,500).................................  $585,230
                                                                --------
SHORT-TERM INVESTMENTS -- 4.0%
            FINANCE -- 1.8%
  10,000    Toyota Motor Credit Corp.,
              5.22%, 7-12-2006 (M)............................  $  9,983
                                                                --------
            REPURCHASE AGREEMENTS -- 2.2%
   3,977    BNP Paribas Repurchase Agreement,
              4.52%, 7-3-2006.................................     3,977

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ---------
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $ 3,978    RBS Greenwich Repurchase Agreement,
              4.50%, 7-3-2006.................................  $  3,978
   4,474    UBS Securities LLC Repurchase Agreement,
              4.52%, 7-3-2006.................................     4,474
                                                                --------
                                                                  12,429
                                                                --------
            U.S. TREASURY BILLS -- 0.0%
     250    US Treasury Bill,
              4.72%, 8-10-2006 (M) (S)........................       249
                                                                --------
            Total short-term investments
              (cost $22,661)..................................  $ 22,661
                                                                --------
            Total investments in securities
              (cost $623,161) (C).............................  $607,891
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $623,491 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $    246
      Unrealized depreciation........................   (15,846)
                                                       --------
      Net unrealized depreciation....................  $(15,600)
                                                       ========

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $36,520, which represents 6.44% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $44,651.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.

                 FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                         NUMBER OF                                                  APPRECIATION
DESCRIPTION                                              CONTRACTS         POSITION           EXPIRATION           (DEPRECIATION)
-----------                                              ---------         --------         --------------         --------------
CBT 10 Year U.S. Treasury Note futures contracts             37              Long           September 2006              $(14)
                                                                                                                        ====

     These contracts had a market value of $3,880 as of June 30, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.6%
            BASIC MATERIALS -- 6.2%
     70     Carpenter Technology Corp. .......................  $    8,050
    123     Cleveland-Cliffs, Inc. (G)........................       9,713
    193     Eagle Materials, Inc. ............................       9,163
    107     Mueller Industries, Inc. .........................       3,544
     77     PW Eagle, Inc. (G)................................       2,316
    459     Select Comfort Corp. (D)(G).......................      10,550
    110     Sun Hydraulics Corp. (G)..........................       2,288
    157     Timken Co. .......................................       5,254
    223     UAP Holding Corp. ................................       4,872
    112     VeraSun Energy Corp. (D)(G).......................       2,947
                                                                ----------
                                                                    58,697
                                                                ----------
            CAPITAL GOODS -- 4.2%
     59     Briggs & Stratton Corp. (G).......................       1,845
     59     Cascade Corp. ....................................       2,333
    158     Goodman Global, Inc. (D)..........................       2,401
    242     Graco, Inc. ......................................      11,111
    101     Lennox International, Inc. .......................       2,680
     74     Lone Star Technologies, Inc. (D)..................       4,003
     78     Nordson Corp. ....................................       3,836
     87     Photronics, Inc. (D)..............................       1,289
    114     Tennant Co. ......................................       5,742
    103     Toro Co. .........................................       4,796
                                                                ----------
                                                                    40,036
                                                                ----------
            CONSUMER CYCLICAL -- 9.9%
     95     Albany International Corp. Class A................       4,031
     61     American Woodmark Corp. (G).......................       2,141
    125     Be Aerospace, Inc. (D)............................       2,864
    236     Click Commerce, Inc. (D)(G).......................       4,646
    285     DSW, Inc. (D)(G)..................................      10,361
    188     Furniture Brands International, Inc. (G)..........       3,924
    325     Genesco, Inc. (D)(G)..............................      11,021
     25     J. Crew Group, Inc. (D)...........................         678
     68     McGrath RentCorp..................................       1,899
    269     Merge Technologies, Inc. (D)(G)...................       3,306
     69     Meritage Homes Corp. (D)..........................       3,246
    163     Noble International Ltd. (G)......................       2,328
    208     PSS World Medical, Inc. (D)(G)....................       3,666
    119     RARE Hospitality International, Inc. (D)..........       3,408
    355     Skechers U.S.A., Inc. Class A (D).................       8,547
    298     Standard-Pacific Corp. ...........................       7,653
     82     Stanley Furniture Co., Inc. ......................       1,963
    412     Stride Rite Corp. ................................       5,436
    190     Synaptics, Inc. (D)(G)............................       4,072
    490     Talbots, Inc. ....................................       9,044
                                                                ----------
                                                                    94,234
                                                                ----------
            ENERGY -- 8.2%
    201     Cabot Oil & Gas Corp. ............................       9,827
     49     Delek US Holdings, Inc. (D).......................         749
    125     Encore Acquisition Co. (D)........................       3,346
    200     Energy Partners Ltd. (D)(G).......................       3,782
    555     Frontier Oil Corp. (G)............................      17,995
    135     Giant Industries, Inc. (D)........................       8,971
    603     Grey Wolf, Inc. (D)...............................       4,643

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            ENERGY -- (CONTINUED)
     44     Houston Exploration Co. (D)(G)....................  $    2,698
    527     Meridian Resource Corp. (D).......................       1,843
    349     PetroQuest Energy, Inc. (D).......................       4,283
    885     Seitel, Inc. (D)..................................       3,151
     99     St. Mary Land & Exploration Co. (G)...............       3,981
    147     Swift Energy Co. (D)..............................       6,328
     64     Trico Marine Services, Inc. (D)...................       2,179
    101     W&T Offshore, Inc. (G)............................       3,920
                                                                ----------
                                                                    77,696
                                                                ----------
            FINANCE -- 11.9%
     69     Aaron Rents, Inc. ................................       1,852
    176     Advanta Corp. Class B.............................       6,309
    277     Apsen Insurance Holdings Ltd. (G).................       6,451
    149     Arch Capital Group Ltd. (D).......................       8,836
    102     Assured Guaranty Ltd. ............................       2,590
    166     Bristol West Holdings, Inc. ......................       2,656
     59     City Holding Co. .................................       2,125
     72     CompuCredit Corp. (D)(G)..........................       2,768
    761     Doral Financial Corp. (G).........................       4,881
    104     First Community Bancorp...........................       6,150
    301     Hersha Hospitality Trust..........................       2,792
    592     Impac Mortgage Holdings, Inc. (G).................       6,617
    381     IndyMac Bancorp, Inc. ............................      17,451
    835     Scottish Re Group Ltd. (G)........................      13,924
    751     Strategic Hotels & Resorts, Inc. .................      15,567
     82     Sunstone Hotel Investors, Inc. ...................       2,392
     39     Taylor Capital Group, Inc. .......................       1,571
    151     Waddell and Reed Financial, Inc. Class A..........       3,105
    105     Wellcare Health Plans, Inc. (D)(G)................       5,160
                                                                ----------
                                                                   113,197
                                                                ----------
            HEALTH CARE -- 13.5%
    456     Alkermes, Inc. (D)(G).............................       8,618
    261     Amylin Pharmaceuticals, Inc. (D)(G)...............      12,871
    504     Applera Corp. -- Celera Genomics Group (D)(G).....       6,520
     90     Apria Healthcare Group, Inc. (D)..................       1,692
    350     Ciphergen Biosystems, Inc. (D)(G).................         389
    542     CV Therapeutics, Inc. (D)(G)......................       7,576
    283     Cytokinetics, Inc. (D)............................       1,783
    813     Encysive Pharmaceuticals, Inc. (D)(G).............       5,632
    868     Exelixis, Inc. (D)................................       8,721
     65     Haemonetics Corp. (D).............................       3,037
    267     Human Genome Sciences, Inc. (D)(G)................       2,855
    127     ICOS Corp. (D)(G).................................       2,797
    301     Incyte Corp. (D)..................................       1,385
    254     Magellan Health Services, Inc. (D)................      11,522
  1,036     NPS Pharmaceuticals, Inc. (D)(G)..................       5,055
    481     Nu Skin Enterprises, Inc. Class A (G).............       7,143
    367     Onyx Pharmaceuticals, Inc. (D)(G).................       6,178
    110     OSI Pharmaceuticals, Inc. (D)(G)..................       3,609
    273     Quidel Corp. (D)..................................       2,593
    693     Regeneron Pharmaceuticals, Inc. (D)...............       8,890
    518     Rigel Pharmaceuticals, Inc. (D)(G)................       5,040
    155     Salix Pharmaceuticals Ltd. (D)....................       1,910

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
    405     STERIS Corp. .....................................  $    9,256
    165     Zymogenetics, Inc. (D)............................       3,130
                                                                ----------
                                                                   128,202
                                                                ----------
            SERVICES -- 13.7%
    151     Advisory Board Co. (D)............................       7,262
    601     BISYS Group, Inc. (D).............................       8,227
    198     Central European Media Enterprises Ltd. (D).......      12,499
    285     Cerner Corp. (D)(G)...............................      10,562
    527     Cumulus Media, Inc. Class A (D)(G)................       5,623
    186     Digital River, Inc. (D)(G)........................       7,496
    138     Eclipsys Corp. (D)................................       2,506
     86     Factset Research Systems, Inc. ...................       4,058
    297     Gevity HR, Inc. (G)...............................       7,880
    243     Imergent, Inc. (D)(G).............................       3,153
    260     ITT Educational Services, Inc. (D)................      17,084
     43     John H. Harland Co. ..............................       1,884
    353     Journal Register Co. .............................       3,160
    313     Lin TV Corp. (D)..................................       2,360
    177     Live Nation (D)...................................       3,608
     83     MAXIMUS, Inc. ....................................       1,924
     95     MoneyGram International, Inc. ....................       3,208
    101     MTS Systems Corp. ................................       3,983
    142     Open Solutions, Inc. (D)..........................       3,776
    181     Parametric Technology Corp. (D)...................       2,305
    256     Perot Systems Corp. Class A (D)...................       3,701
    130     Per-Se Technologies, Inc. (D).....................       3,273
    703     Premiere Global Services, Inc. (D)................       5,308
    143     Resources Connection, Inc. (D)(G).................       3,580
     87     Wright Express Corp. (D)..........................       2,500
                                                                ----------
                                                                   130,920
                                                                ----------
            TECHNOLOGY -- 25.2%
     84     A.O. Smith Corp. .................................       3,908
    154     Acuity Brands, Inc. ..............................       5,992
    389     Acxiom Corp. .....................................       9,737
     76     ADTRAN, Inc. .....................................       1,693
    661     Amkor Technology, Inc. (D)(G).....................       6,255
    190     Ansys, Inc. (D)(G)................................       9,062
    344     Blackbaud, Inc. ..................................       7,804
    717     Brocade Communications Systems, Inc. (D)..........       4,403
     99     Candela Corp. (D).................................       1,564
    706     CSG Systems International, Inc. (D)(G)............      17,476
     49     Digital Generation Systems, Inc. (D)..............         266
    251     Diodes, Inc. (D)..................................      10,401
    339     Dobson Communications Corp. (D)(G)................       2,623
    294     eFunds Corp. (D)..................................       6,487
    213     Emulex Corp. (D)(G)...............................       3,466
    548     FuelCell Energy, Inc. (D)(G)......................       5,252
    696     Gemstar-TV Guide International, Inc. (D)..........       2,451
    223     Golden Telecom, Inc. (G)..........................       5,661
    151     Hutchinson Technology, Inc. (D)(G)................       3,255
    282     Hyperion Solutions Corp. (D)......................       7,774
    119     Infospace, Inc. (D)...............................       2,695
    763     Intervoice, Inc. (D)..............................       5,430

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            TECHNOLOGY -- (CONTINUED)
    659     iPass, Inc. (D)...................................  $    3,690
    331     j2 Global Communications, Inc. (D)(G).............      10,321
    212     Komag, Inc. (D)(G)................................       9,790
    127     LoJack Corp. (D)..................................       2,391
     79     MEMC Electronic Materials, Inc. (D)...............       2,948
    810     Micrel, Inc. (D)..................................       8,111
     49     MicroStrategy, Inc. (D)(G)........................       4,808
     70     Multi-Fineline Electronix, Inc. (D)(G)............       2,327
     98     Neustar, Inc. (D).................................       3,294
    174     Novatel, Inc. (D).................................       5,934
    226     OmniVision Technologies, Inc. (D)(G)..............       4,767
     80     Palomar Medical Technologies, Inc. (D)(G).........       3,646
    356     Portalplayer, Inc. (D)(G).........................       3,494
     82     QAD, Inc. ........................................         634
    152     Semtech Corp. (D).................................       2,196
    462     Silicon Image, Inc. (D)...........................       4,981
    136     Sybase, Inc. (D)..................................       2,636
    150     Syniverse Holdings, Inc. (D)......................       2,201
     72     Teledyne Technologies, Inc. (D)...................       2,369
    360     THQ, Inc. (D)(G)..................................       7,767
    109     Transaction Systems Architects, Inc. (D)..........       4,553
    140     Trident Microsystems, Inc. (D)....................       2,665
    704     Trizetto Group, Inc. (D)(G).......................      10,408
    592     United Online, Inc. ..............................       7,108
     61     Varian, Inc. (D)..................................       2,536
     98     Websense, Inc. (D)................................       2,021
                                                                ----------
                                                                   241,251
                                                                ----------
            TRANSPORTATION -- 5.8%
    326     Arkansas Best Corp. (G)...........................      16,384
    135     Continental Airlines, Inc. (D)(G).................       4,008
     89     Freighter America, Inc. ..........................       4,935
    144     General Maritime Corp. (G)........................       5,304
    564     Knight Transportation, Inc. ......................      11,394
     79     Maritrans, Inc. (G)...............................       1,972
    545     Werner Enterprises, Inc. (G)......................      11,041
                                                                ----------
                                                                    55,038
                                                                ----------
            Total common stock
              (cost $891,887).................................  $  939,271
                                                                ----------

PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 33.5%
            REPURCHASE AGREEMENTS -- 1.8%
 $6,386     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    6,386
  2,001     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       2,001
  4,908     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       4,908

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            REPURCHASE AGREEMENTS -- (CONTINUED)
 $  278     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $      278
  3,383     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       3,383
                                                                ----------
                                                                    16,956
                                                                ----------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 31.7%
 297,755    BNY Institutional Cash Reserve Fund...............     297,755
      68    Evergreen Institutional Money Market Fund.........          68
     109    Evergreen Prime Cash Management Money Market
              Fund............................................         109
            REPURCHASE AGREEMENT
   4,467    Lehman Brothers Repurchase Agreement,
              4.98%, 7-3-2006.................................       4,467
                                                                ----------
                                                                   302,399
                                                                ----------
            Total short-term investments
              (cost $319,355).................................  $  319,355
                                                                ----------
            Total investments in securities
              (cost $1,211,242) (C)...........................  $1,258,626
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.88% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,214,083 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $134,671
      Unrealized depreciation........................   (90,128)
                                                       --------
      Net unrealized appreciation....................  $ 44,543
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 96.6%
            BASIC MATERIALS -- 8.6%
     64     Balchem Corp......................................   $ 1,449
      7     Barnes Group, Inc.................................       140
      1     Circor International, Inc.........................        21
     --     Ferro Corp........................................         5
      3     Gibralter Industries, Inc.........................        99
      2     Greif, Inc........................................       142
      4     H.B. Fuller Co....................................       192
     12     Hercules, Inc. (D)................................       185
      7     Innospec, Inc.....................................       170
     45     Landec Corp. (D)..................................       416
     43     Matthews Internationall Corp. Class A.............     1,479
     17     Neenah Paper, Inc.................................       502
      1     NN, Inc...........................................         6
      4     OM Group, Inc. (D)................................       136
     --     Palm Harbor Holmes, Inc. (D)......................         5
      1     Potlatch Corp.....................................        37
     11     Rock Tenn Co. Class A.............................       177
     26     RPM, Inc..........................................       459
     10     Sensient Technologies Corp........................       199
      4     Silgan Holdings, Inc..............................       130
      3     Spartech Corp.....................................        72
      5     Stillwater Mining Co. (D).........................        62
      4     Superior Essex, Inc. (D)..........................       129
    102     Tempur-Pedic International, Inc. (D)..............     1,378
      3     Texas Industries, Inc.............................       143
     23     Tredegar Industries, Inc..........................       369
     11     USEC, Inc.........................................       129
      1     Valmont Industries, Inc...........................        65
     13     Watts Industries, Inc. Class A....................       419
                                                                 -------
                                                                   8,715
                                                                 -------
            CAPITAL GOODS -- 7.5%
     26     AGCO Corp. (D)....................................       679
     11     Asyst Technologies, Inc. (D)......................        79
     12     Axcelis Technologies, Inc. (D)....................        70
     --     Blyth, Inc........................................         6
      1     Cascade Corp......................................        28
     47     Clarcor, Inc......................................     1,394
      3     Cymer, Inc. (D)...................................       153
     24     Hexcel Corp. (D)..................................       377
     --     Imation Corp......................................        16
      2     Jakks Pacific, Inc. (D)...........................        44
     35     K2, Inc. (D)......................................       383
      5     Kadant, Inc. (D)..................................       122
      7     Leapfrog Enterprises, Inc. (D)....................        66
     30     Lincoln Electric Holdings, Inc....................     1,867
      1     Lindsay Manufacturing Co..........................        27
      9     MKS Instruments, Inc. (D).........................       175
      4     Modine Manufacturing..............................        89
      4     Moog, Inc. Class A (D)............................       144
     --     Nacco Industries, Inc. Class A....................        55
      2     Nordson Corp......................................        89
      3     Orbital Sciences (D)..............................        40

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            CAPITAL GOODS -- (CONTINUED)
     11     Rc2 Corp. (D).....................................   $   433
      4     Steinway Musical Instruments (D)..................        91
     --     Tennant Co........................................         5
      8     Terex Corp. (D)...................................       799
      4     Universal Compression Holdings, Inc. (D)..........       271
      3     Woodward Governor Co..............................        88
     --     Zygo Corp. (D)....................................         2
                                                                 -------
                                                                   7,592
                                                                 -------
            CONSUMER CYCLICAL -- 10.7%
6......     99 Cents Only Stores (D)..........................        67
      4     A.M. Castle & Co..................................       142
     10     Adaptec, Inc. (D).................................        43
     30     Aftermarket Technology Corp. (D)..................       736
      8     Agilysys, Inc.....................................       151
      1     Albany International Corp. Class A................        47
     --     Ariba, Inc. (D)...................................         3
      5     Arvinmeritor, Inc.................................        88
     14     Big Lots, Inc. (D)................................       244
      3     Blockbuster, Inc. Class A.........................        16
     10     Bluelinx Holdings, Inc............................       136
     --     Bon-Ton Stores, Inc...............................         2
      6     BorgWarner, Inc...................................       404
      4     Brown Shoe Company, Inc...........................       121
     --     Building Material Holding Corp....................         6
      7     California Pizza Kitchen, Inc. (D)................       179
     --     Cash America International, Inc...................        10
      1     CEC Entertainment, Inc. (D).......................        45
     --     Central Garden & Pet Co. (D)......................        13
      8     Charming Shoppes, Inc. (D)........................        90
     32     Cherokee, Inc.....................................     1,311
      7     Chiquita Brands International.....................       101
      6     Comfort Systems USA, Inc..........................        81
      1     Commercial Vehicles Group, Inc. (D)...............        10
      3     CSK Auto Corp. (D)................................        30
      3     Domino's Pizza, Inc...............................        67
      1     Dycom Industries, Inc. (D)........................        13
      4     EMCOR Group, Inc. (D).............................       214
     10     Federal Signal Corp...............................       156
     21     Fred's, Inc.......................................       278
     15     Fresh Del Monte Produce, Inc......................       264
     12     FTD Group, Inc....................................       165
      3     Furniture Brands International, Inc...............        69
     --     Genesco, Inc. (D).................................        14
      3     Granite Construction, Inc.........................       127
      4     Group 1 Automotive................................       197
     38     Huttig Building Products, Inc. (D)................       308
     15     ITC Holdings Corp.................................       399
      2     Jack in the Box, Inc. (D).........................        74
      7     Kimball International, Inc........................       146
      4     Krispy Kreme Doughnuts, Inc. (D)..................        33
     19     McGrath RentCorp..................................       528
      7     O'Charley's, Inc. (D).............................       114
      5     Papa John's International, Inc. (D)...............       169
      9     Payless ShoeSource, Inc. (D)......................       231
     19     Performance Food Group Co. (D)....................       574

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
      3     Phillips-Van Heusen Corp..........................   $   122
      2     Skechers U.S.A., Inc. Class A (D).................        48
      3     Smart & Final (D).................................        45
      1     Stanley Furniture Co., Inc........................        24
      1     Stride Rite Corp..................................        13
      6     Systemax, Inc. (D)................................        46
      1     The Buckle, Inc...................................        38
      4     United Stationers, Inc. (D).......................       207
     19     Visteon Corp. (D).................................       140
      6     Wolverine World Wide, Inc.........................       138
     38     World Fuel Services Corp..........................     1,734
      2     Zale Corp. (D)....................................        41
                                                                 -------
                                                                  10,812
                                                                 -------
            CONSUMER STAPLES -- 1.3%
      3     Boston Beer Co., Inc. Class A (D).................        88
     14     Delta and Pine Land Co............................       423
      2     Hain Celestial Group, Inc. (D)....................        49
     15     J&J Snack Foods Corp..............................       489
      4     M & F Worldwide Corp. (D).........................        66
     --     Seaboard Corp.....................................       128
      2     Treehouse Foods...................................        41
                                                                 -------
                                                                   1,284
                                                                 -------
            ENERGY -- 3.9%
      1     Alon USA Energy, Inc..............................        41
      4     Bill Barrett Corp. (D)............................       124
      2     Callon Petroleum Corp. (D)........................        44
     17     Crosstex Energy, Inc..............................     1,616
     --     Giant Industries, Inc. (D)........................        20
     11     Harvest Natural Resources, Inc. (D)...............       144
     --     Houston Exploration Co. (D).......................         6
      3     Laclede Group, Inc................................       117
     13     New Jersey Resources Corp.........................       594
      6     Newpark Resources, Inc. (D).......................        34
      1     Nicor, Inc........................................        33
      3     Northwest Natural Gas.............................        96
      2     Penn Virginia Corp................................       126
      4     Peoples Energy Corp...............................       133
     13     Quicksilver Resources, Inc. (D)...................       460
      2     South Jersey Industrial...........................        52
      1     Southwest Gas Corp................................        31
      1     Stone Energy Corp. (D)............................        42
      2     Swift Energy Co. (D)..............................        90
      1     Trico Marine Services, Inc. (D)...................        31
      4     WGL Holdings, Inc.................................       116
                                                                 -------
                                                                   3,950
                                                                 -------
            FINANCE -- 27.3%
2......     21St Century Insurance Group......................        23
      1     Accredited Home Lenders (D).......................        43
      9     Affirmative Insurance Holdings....................       133
      4     Alfa Corp.........................................        61
     --     AMCORE Financial, Inc.............................        12
     46     American Capital Strategies Ltd...................     1,523
      1     American Equity Investment Life Holding Co........         5

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      6     American Financial Realty Trust...................   $    61
      6     American Home Mortgage Investment Corp............       203
      5     Amerigroup Corp. (D)..............................       152
     11     Amerus Group Co...................................       615
     16     Anthracite Capital, Inc...........................       190
      1     Anworth Mortgage Asset Corp.......................         9
      2     Arbor Realty Trust................................        43
      4     Argonaut Group, Inc. (D)..........................       129
      2     Bancfirst Corp....................................        90
      4     Bank of Granite Corp..............................        73
      3     Banner Corp.......................................       119
     14     Boston Private Financial Holdings, Inc............       399
     --     Camden National Corp..............................        12
      2     Capital Lease Fund................................        26
     --     Capital Southwest.................................        42
      5     Capital Trust, Inc................................       175
      4     Capitol Bancorp Ltd...............................       156
     49     Cathay General Bancorp............................     1,796
      1     Chemical Financial Corp...........................        15
      3     Chittenden Corp...................................        78
      8     Citizens Banking Corp.............................       186
     --     City Holding Co...................................         4
      1     Clark, Inc........................................         8
      4     Clifton Savings Banc..............................        39
      2     Columbia Banking Systems, Inc.....................        56
      2     Community Banks, Inc..............................        41
      1     Community Trust Bancorp, Inc......................        17
      1     CompuCredit Corp. (D).............................        31
      1     Corus Bankshares, Inc.............................        26
     13     Diamondrock Hospitality...........................       188
      3     Dime Community Bancshares.........................        34
      6     Direct General Co.................................        96
      1     Dollar Thrifty Automotive Group, Inc. (D).........        59
      5     Doral Financial Corp..............................        33
      1     Education Realty Trust, Inc.......................        23
     --     Enstar Group, Inc. (D)............................        18
     38     Entertainment Properties Trust....................     1,623
      5     Equity Inns, Inc..................................        78
      4     FBL Financial Group Class A.......................       117
      2     Federal Agricultural Mortgage Corp................        42
     10     Felcor Lodging Trust, Inc.........................       213
     16     Fieldstone Investment Corp........................       150
     11     First BanCorp Puerto Rico.........................       105
      7     First Charter Corp................................       177
     --     First Commonwealth Financial Corp.................         3
      3     First Indiana Corp................................        73
      3     First Industrial Realty Trust, Inc................        99
      3     First Merchants Corp..............................        73
      3     First Midwest Bancorp.............................       104
      8     First Niagara Financial Group, Inc................       108
      7     First Place Financial/Ohio........................       154
     16     First Republic Bank...............................       724
      5     First Source Corp.................................       166
     --     Firstfed Financial Corp. (D)......................        17
     10     F.N.B. Corp.......................................       162
      1     FNB Corp..........................................        26

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            FINANCE -- (CONTINUED)
      9     Franklin Bank Corp. (D)...........................   $   180
      6     Gramercy Capital Corp.............................       161
      2     Great Southern Bancorp............................        52
      2     Harleysville Group, Inc...........................        73
      1     Heritage Property Investments.....................        49
     13     Highland Hospital.................................       177
      4     Highwoods Properties, Inc.........................       130
      3     Horace Mann Educators Corp........................        49
      2     Horizon Financial Corp............................        49
      6     Iberiabank Corp...................................       345
      5     Impac Mortgage Holdings, Inc......................        58
      4     Independent Bank Corp.............................       108
      1     Independent Bank Corp.............................        23
     14     Infinity Property & Casualty Corp.................       566
      4     Innkeepers USA Trust..............................        76
      7     Integra Bank Corp.................................       152
      2     ITLA Capital Corp.................................        79
      3     Kite Realty Group Trust...........................        45
      1     Knight Capital Group, Inc. (D)....................        20
     10     LaBranche & Co., Inc. (D).........................       117
      1     LaSalle Hotel Properties..........................        65
      5     MAF Bancorp, Inc..................................       210
      2     Mainsource Financial Group........................        37
      2     Marlin Business Services, Inc. (D)................        52
    107     MCG Capital Corp..................................     1,701
     15     Medical Properties Trust, Inc.....................       167
     --     NASB Financial, Inc...............................         7
     35     National Financial Partners Corp..................     1,529
      2     National Health Investors, Inc....................        54
      2     Nationwide Health Properties, Inc.................        43
      5     NetBank, Inc......................................        30
      2     Novastar Financial, Inc...........................        51
      2     Nymagic, Inc......................................        46
     24     Oceaneering International, Inc. (D)...............     1,100
      7     Odyssey Re Holdings Corp..........................       174
      8     Ohio Casualty Corp................................       238
     11     Old National Bankcorp.............................       218
      4     Omega Financial Corp..............................       110
     --     Omega Healthcare Investors........................         1
      1     Pacific Capital Bancorp...........................        31
      5     Pan Pacific Retail................................       340
      8     Partners Trust Financial Group, Inc...............        92
      5     Penn Real Estate Investment Trust.................       202
      3     Pennfed Financial Services, Inc...................        52
      2     Peoples Bancorp, Inc..............................        60
      1     PFF Bancorp, Inc..................................        23
     15     Phoenix Cos.......................................       215
      3     Piper Jaffray Co., Inc. (D).......................       208
      6     PMA Capital Corp. Class A (D).....................        64
      1     Presidential Life Corp............................        17
     16     Prosperity Bancshares, Inc........................       520
      3     Provident Bankshares Corp.........................        95
      7     Provident Financial Services, Inc.................       129
      2     PS Business Parks, Inc............................       136
     10     R&G Financial Corp. Class B.......................        85

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
      2     Renasant Corp.....................................   $    73
      1     Rent-A-Center, Inc. (D)...........................        17
     60     Rent-Way, Inc. (D)................................       439
      5     Republic Bancorp..................................        61
      2     Sandy Spring Bancorp, Inc.........................        72
      3     Santander Bancorp.................................        84
      1     SCBT Financial Corp...............................        18
     10     Selective Insurance Group.........................       578
     12     Senior Housing Properties Trust...................       208
      3     Simmons First National Corp.......................        99
     11     StanCorp Financial Group, Inc.....................       549
      1     State Auto Financial Corp.........................        33
      3     Sterling Bancshares...............................        54
     11     Stewart Information Service.......................       385
      4     Strategic Hotels & Resorts, Inc...................        75
     --     Sunstone Hotel Investors, Inc.....................         3
     34     Superior Bancorp (D)..............................       378
      5     Susquehanna Bancshares, Inc.......................       110
      2     SWS Group, Inc....................................        46
     --     Tierone Corp......................................        14
      4     Triad Guaranty, Inc...............................       171
      3     Trustmark.........................................       105
     14     Trustreet Properties, Inc.........................       178
      1     Union Bankshares Corp.............................        52
      4     United Bancshares.................................       132
     14     United Community Financial........................       168
      1     UTStarcom, Inc. (D)...............................        10
     --     Virginia Financial Group, Inc.....................         8
     60     W Holding Co., Inc................................       399
      3     Waddell and Reed Financial, Inc. Class A..........        51
     29     Washington Federal, Inc...........................       673
      1     Wesbanco, Inc.....................................        37
      2     West Coast Bancorp................................        44
     12     Winston Hotels, Inc...............................       151
     --     WSFS Financial Corp...............................        18
                                                                 -------
                                                                  27,360
                                                                 -------
            HEALTH CARE -- 5.2%
     13     Advanced Medical Optics, Inc. (D).................       644
     11     Albany Molecular Research, Inc. (D)...............       112
      3     Alliance Imaging, Inc. (D)........................        20
      4     Alpharma, Inc. Class A............................        94
      1     Applera Corp. -- Celera Genomics Group (D)........         6
      9     Cooper Companies, Inc.............................       394
      7     Cross Country Healthcare, Inc. (D)................       124
      6     Forrester Research, Inc. (D)......................       159
     10     Healthtronics, Inc. (D)...........................        80
      1     Kindred Healthcare, Inc. (D)......................        16
     23     Landauer, Inc.....................................     1,097
      1     Longs Drug Stores Corp............................        59
      1     Magellan Health Services, Inc. (D)................        50
      1     Martek Biosciences Corp. (D)......................        14
      1     Maxygen, Inc. (D).................................         5
      1     MedCath Corp. (D).................................        17
      1     Nabi Biopharmaceuticals (D).......................         3
      3     NBTY, Inc.........................................        67

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            HEALTH CARE -- (CONTINUED)
      2     Neurocrine Biosciences, Inc. (D)..................   $    20
      5     NPS Pharmaceuticals, Inc. (D).....................        23
      3     Odyssey HealthCare, Inc. (D)......................        54
     27     Option Care, Inc..................................       325
     11     Par Pharmaceutical Cos., Inc. (D).................       196
     12     Perrigo Co........................................       187
      9     Prestige Brands Holdings, Inc.....................        93
     13     Rehabcare Group, Inc. (D).........................       226
      1     Savient Pharmaceuticals, Inc. (D).................         3
      2     Vital Signs, Inc..................................        94
     21     Young Innovations, Inc............................       726
     12     Zoll Medical Corp. (D)............................       383
                                                                 -------
                                                                   5,291
                                                                 -------
            SERVICES -- 14.3%
     88     ABM Industries, Inc...............................     1,512
      9     Alderwoods Group, Inc. (D)........................       169
      9     American Greetings Corp. Class A (D)..............       183
      1     Ameristar Casinos, Inc............................        10
     16     AMN Healthcare Services, Inc. (D).................       331
      1     Aztar Corp. (D)...................................        36
      2     Black Box Corp....................................        61
      5     Brady Corp. Class A...............................       173
     19     Business Objects S.A. ADR (D).....................       522
     12     Carmike Cinemas, Inc..............................       247
      1     Catalina Marketing Corp...........................        34
     11     Central European Media Enterprises Ltd. (D).......       670
     25     Central Parking Corp..............................       397
      4     CIBER, Inc. (D)...................................        28
     11     Citadel Broadcasting Corp.........................        95
     20     Computer Services, Inc............................       584
      2     Consolidated Graphics, Inc. (D)...................        94
     30     Corinthian Colleges, Inc. (D).....................       424
      2     Covansys Corp. (D)................................        24
     12     Cox Radio, Inc. Class A (D).......................       173
      1     Cumulus Media, Inc. Class A (D)...................        11
      6     Dendrite International, Inc. (D)..................        53
      2     Dynamex, Inc......................................        52
     --     Emmis Communications Corp. Class A (D)............         5
      4     Entercom Communications Corp......................       107
      7     Entravision Communications Corp. Class A (D)......        56
      5     Foundry Networks, Inc. (D)........................        52
     48     Gartner, Inc. Class A (D).........................       675
      2     Global Imaging Systems, Inc. (D)..................        78
      1     Gray Television, Inc..............................         3
      1     Great Wolf Resorts, Inc. (D)......................        10
      8     Harsco Corp.......................................       592
      1     Internet Security Systems, Inc. (D)...............         9
     71     Inter-Tel, Inc....................................     1,495
      3     John H. Harland Co................................       148
      4     Journal Register Co...............................        37
      5     Keane, Inc. (D)...................................        66
      3     Lakes Entertainment...............................        41
      5     Lin TV Corp. (D)..................................        37

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            SERVICES -- (CONTINUED)
      9     Live Nation (D)...................................   $   173
      1     Lodgian, Inc. (D).................................         9
      2     Macrovision Corp. (D).............................        39
     20     Manhattan Associates, Inc. (D)....................       410
     --     MAXIMUS, Inc......................................         9
      5     McDATA Corp. Class A (D)..........................        21
      9     MPS Group, Inc. (D)...............................       133
     --     MTS Systems Corp..................................         8
      2     NCO Group, Inc. (D)...............................        50
      8     Netscout Systems, Inc.............................        71
      6     Opnet Technologies, Inc...........................        78
      5     Perot Systems Corp. Class A (D)...................        71
      2     Proquest Co. (D)..................................        27
     27     Radio One, Inc. Class D (D).......................       196
      1     RadiSys Corp. (D).................................        29
      2     Reader's Digest Association, Inc..................        29
      1     Regis Corp........................................        21
      1     SafeNet, Inc. (D).................................        23
     17     Saga Communications, Inc. Class A (D).............       151
      6     Scholastic Corp. (D)..............................       145
      1     Sourcecorp (D)....................................        32
     16     Spherion Corp. (D)................................       150
      1     Standard Parking Corp. (D)........................        19
      3     Standard Register Co..............................        30
     19     Stewart Enterprises, Inc..........................       111
     65     Syntel, Inc.......................................     1,330
      9     Tetra Technologies, Inc. (D)......................       154
      7     Ulticom, Inc......................................        75
     11     Unifirst Corp.....................................       366
      5     Vail Resorts, Inc. (D)............................       167
     16     Veritas DGC, Inc. (D).............................       799
      1     Vertrue, Inc. (D).................................        22
      1     Volt Information Sciences, Inc. (D)...............        42
      1     Watson Wyatt Worldwide, Inc.......................        39
      4     Wright Express Corp. (D)..........................       124
                                                                 -------
                                                                  14,447
                                                                 -------
            TECHNOLOGY -- 11.2%
      1     A.O. Smith Corp...................................        42
      5     Altiris, Inc. (D).................................        92
      8     AMETEK, Inc.......................................       393
     --     AMIS Holdings, Inc. (D)...........................         3
      4     Anaren Microwave, Inc. (D)........................        78
     10     Aspen Technology, Inc. (D)........................       130
      5     Avocent Corp. (D).................................       123
      5     Belden CDT, Inc...................................       178
     21     Benchmark Electronics, Inc. (D)...................       494
      2     Bio-Rad Laboratories, Inc. Class A (D)............       123
      5     Borland Software Corp. (D)........................        29
     14     Brocade Communications Systems, Inc. (D)..........        87
      2     Checkpoint Systems, Inc. (D)......................        38
     26     Cincinnati Bell, Inc. (D).........................       108
     --     Cirrus Logic, Inc. (D)............................         3
     14     Coherent, Inc. (D)................................       462
      7     CSG Systems International, Inc. (D)...............       183
      8     CT Communications, Inc............................       183

The accompanying notes are an integral part of these financial statements.

 HARTFORD SMALLCAP VALUE HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
      9     CTS Corp..........................................   $   135
      3     Cubic Corp........................................        65
      2     eFunds Corp. (D)..................................        44
      1     Electro Scientific Industries, Inc. (D)...........        11
      4     Electronics for Imaging, Inc. (D).................        90
      5     Emulex Corp. (D)..................................        86
     88     Epiq Systems, Inc. (D)............................     1,460
      8     Extreme Networks, Inc. (D)........................        32
      1     FairPoint Communications, Inc.....................        10
      1     General Cable Corp. (D)...........................        18
     57     General Communication, Inc. Class A (D)...........       706
      3     Genesis Microchip, Inc. (D).......................        31
      1     Golden Telecom, Inc...............................        33
      2     GrafTech International Ltd. (D)...................        14
     12     Harris Interactive, Inc. (D)......................        66
     14     Hyperion Solutions Corp. (D)......................       381
      4     Infospace, Inc. (D)...............................        93
      1     Input/Output, Inc. (D)............................         5
      4     iPass, Inc. (D)...................................        20
     11     Kopin Corp. (D)...................................        41
      1     Lattice Semiconductor Corp. (D)...................         7
     20     Lipman (D)........................................       565
      5     Littelfuse, Inc. (D)..............................       179
     23     LoJack Corp. (D)..................................       434
     10     Magma Design Automation...........................        76
      1     MasTec, Inc. (D)..................................        18
     32     Methode Electronics, Inc..........................       332
      4     Molecular Devices Corp. (D).......................       119
      3     Newport Corp. (D).................................        45
      4     Oplink Communications, Inc. (D)...................        75
     11     Palm, Inc. (D)....................................       180
      5     Pegasystems, Inc. (D).............................        33
      4     Pericom Semiconductor Corp. (D)...................        36
      4     Polycom, Inc. (D).................................        92
     13     Quantum Corp. (D).................................        34
      2     Regal Beloit......................................        79
     35     Reynolds & Reynolds Co. Class A...................     1,067
     10     RF Micro Devices, Inc. (D)........................        57
      1     ROFIN-SINAR Technologies, Inc. (D)................        29
     10     Roper Industries, Inc.............................       468
      2     RSA Security, Inc. (D)............................        60
     19     Schwak, Inc.......................................       331
     24     Skyworks Solutions, Inc. (D)......................       133
     22     SonicWALL, Inc. (D)...............................       193
      6     Spectrum Brands, Inc..............................        72
      1     Standard Microsystems Corp. (D)...................        11
      1     Sybase, Inc. (D)..................................        19

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            TECHNOLOGY -- (CONTINUED)
     13     Sycamore Networks, Inc. (D).......................   $    51
      1     Syniverse Holdings, Inc. (D)......................         9
      3     Technitrol, Inc...................................        76
     10     TriQuint Semiconductor, Inc. (D)..................        43
      1     Triumph Group, Inc. (D)...........................        29
      5     TTM Technologies, Inc. (D)........................        77
      8     Valor Communications Group, Inc...................        96
     --     Varian, Inc. (D)..................................        12
      4     Zoran Corp. (D)...................................        90
                                                                 -------
                                                                  11,317
                                                                 -------
            TRANSPORTATION -- 5.0%
     21     AMR Corp. (D).....................................       524
      1     Arkansas Best Corp................................        50
      2     ExpressJet Holdings, Inc. (D).....................        13
      1     Forward Air Corp..................................        37
      5     Heartland Express, Inc............................        91
      8     Horizon Lines, Inc. Class A.......................       135
     47     Landstar System, Inc..............................     2,234
     40     Mesa Air Group, Inc. (D)..........................       389
      1     Republic Airways (D)..............................        14
      5     Sirva, Inc. (D)...................................        32
      1     SkyWest, Inc......................................        20
      8     Thor Industries...................................       397
     10     Tsakos Energy Navigation Ltd......................       429
     17     USA Truck, Inc. (D)...............................       298
      3     Werner Enterprises, Inc...........................        53
      9     Winnebago Industries, Inc.........................       289
                                                                 -------
                                                                   5,005
                                                                 -------
            UTILITIES -- 1.6%
      4     Avista Corp.......................................        89
      1     Black Hills Corp..................................        48
      5     Cleco Corp........................................       123
     12     Duquesne Light Holdings, Inc......................       196
     91     Dynegy, Inc. (D)..................................       498
      2     El Paso Electric Co. (D)..........................        32
      1     Empire District Electric Co.......................        16
      4     IDACORP, Inc......................................       134
      3     Northwestern Corp.................................        96
      5     Pico Holdings, Inc. (D)...........................       155
      5     SJW Corp..........................................       127
      2     Transmontaigne Oil Co. (D)........................        26
      2     Westar Energy, Inc................................        35
                                                                   1,575
                                                                 -------
            Total common stock
              (cost $96,178)..................................   $97,348
                                                                 -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 2.0%
            FINANCE -- 2.0%
 $  300     Cargill Global,
              5.27%, 7-3-2006.................................   $   300
     --     Federated Investors Prime Obligations Fund,
              -- 4.47% (L)....................................        --
    223     State Street Bank Money Market Variable Rate,
              -- 4.77% (L)....................................       223
  1,500     UBS Securities LLC,
              5.27%, 7-3-2006.................................     1,499
                                                                 -------
            Total short-term investments
              (cost $2,022)...................................   $ 2,022
                                                                 -------
            Total investments in securities
              (cost $98,200) (C)..............................   $99,370
                                                                 =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.66% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $97,975 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $ 5,401
      Unrealized depreciation.........................   (4,006)
                                                        -------
      Net unrealized appreciation.....................  $ 1,395
                                                        -------

  (D)Currently non-income producing.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

   (L)
     Cash was pledged as initial margin deposit for open futures contracts at June 30, 2006.

FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                      UNREALIZED
                             NUMBER OF                               APPRECIATION
           DESCRIPTION       CONTRACTS   POSITION     EXPIRATION    (DEPRECIATION)
           -----------       ---------   --------     ----------    --------------
      Russell Mini futures
      contracts                 14         Long     September 2006       $41
                                                                         ===

     These contracts had a market value of $1,024 as of June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD STOCK HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.4%
            BASIC MATERIALS -- 6.2%
   1,417    Alcoa, Inc. ......................................  $   45,841
   2,703    Companhia Vale do Rio Doce ADR (G)................      64,971
   1,805    Dow Chemical Co. .................................      70,429
     811    DuPont (E.I.) de Nemours & Co. ...................      33,742
   1,663    Mittal Steel Co. (G)..............................      50,726
   1,032    Newmont Mining Corp. .............................      54,597
                                                                ----------
                                                                   320,306
                                                                ----------
            CAPITAL GOODS -- 2.6%
     650    American Standard Cos., Inc. .....................      28,134
     328    Boeing Co. .......................................      26,858
     634    Deere & Co. ......................................      52,933
     587    Goodrich Corp. ...................................      23,666
                                                                ----------
                                                                   131,591
                                                                ----------
            CONSUMER CYCLICAL -- 7.2%
     331    Altria Group, Inc. ...............................      24,327
     700    Best Buy Co., Inc. ...............................      38,410
   2,150    D.R. Horton, Inc. ................................      51,220
   2,677    Dollar General Corp. (G)..........................      37,419
   1,373    Federated Department Stores, Inc. ................      50,266
   2,801    Gap, Inc. (G).....................................      48,741
   1,723    Home Depot, Inc. .................................      61,648
     979    Newell Rubbermaid, Inc. ..........................      25,288
     586    Toyota Motor Corp. (A)............................      30,611
                                                                ----------
                                                                   367,930
                                                                ----------
            CONSUMER STAPLES -- 4.6%
     452    Clorox Co. (G)....................................      27,565
     803    Coca-Cola Co. ....................................      34,558
     797    PepsiCo, Inc. ....................................      47,852
   1,075    Procter & Gamble Co. .............................      59,776
   2,845    Unilever N.V. NY Shares...........................      64,151
                                                                ----------
                                                                   233,902
                                                                ----------
            ENERGY -- 6.9%
     749    ConocoPhillips....................................      49,095
     707    EnCana Corp. .....................................      37,222
   2,726    Exxon Mobil Corp. ................................     167,264
   2,309    Williams Cos., Inc. ..............................      53,927
   1,115    XTO Energy, Inc. (G)..............................      49,361
                                                                ----------
                                                                   356,869
                                                                ----------
            FINANCE -- 18.7%
   1,672    American International Group, Inc. ...............      98,714
   2,442    Bank of America Corp. ............................     117,466
   3,001    Citigroup, Inc. ..................................     144,787
   1,881    Countrywide Financial Corp. ......................      71,636
   2,150    E*Trade Financial Group (D).......................      49,063
     810    Federal Home Loan Mortgage Corp. .................      46,201
     246    Goldman Sachs Group, Inc. ........................      37,021
     470    ING Groep N.V.-Sponsored ADR (G)..................      18,465
       3    Mitsubishi UFJ Financial Group, Inc. (A)..........      36,909
     653    Muenchener Rueckversicherungs-Gesellschaft AG
              (A).............................................      89,083
       6    ORIX Corp. (A)....................................       1,506
     715    State Street Corp. ...............................      41,523

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            FINANCE -- (CONTINUED)
     280    Takefuji Corp. (A)................................  $   16,711
     788    UBS AG (G)........................................      86,390
   1,810    UnitedHealth Group, Inc. .........................      81,056
     291    Wellpoint, Inc. (D)...............................      21,140
                                                                ----------
                                                                   957,671
                                                                ----------
            HEALTH CARE -- 11.7%
   1,169    Abbott Laboratories...............................      50,998
   1,374    Amgen, Inc. (D)...................................      89,652
   4,793    Boston Scientific Corp. (D).......................      80,714
   1,127    Bristol-Myers Squibb Co. .........................      29,149
     774    Cardinal Health, Inc. ............................      49,804
   2,697    Elan Corp. plc ADR (D)(G).........................      45,033
   1,728    Lilly (Eli) & Co. ................................      95,518
   1,164    Sanofi-Aventis S.A. ADR (G).......................      56,672
   2,476    Schering-Plough Corp. ............................      47,113
   1,732    Shionogi & Co., Ltd. (A)..........................      30,925
     575    Wyeth.............................................      25,527
                                                                ----------
                                                                   601,105
                                                                ----------
            SERVICES -- 8.8%
   2,069    Accenture Ltd. Class A............................      58,586
     679    Autodesk, Inc. (D)................................      23,405
   1,336    Comcast Corp. Class A (D).........................      43,724
   1,816    News Corp. Class A................................      34,823
   9,948    Sun Microsystems, Inc. (D)........................      41,282
     812    United Parcel Service, Inc. Class B...............      66,844
   1,805    Viacom, Inc. Class B (D)..........................      64,691
   2,104    Walt Disney Co. ..................................      63,111
   3,762    XM Satellite Radio Holdings, Inc. Class A
              (D)(G)..........................................      55,112
                                                                ----------
                                                                   451,578
                                                                ----------
            TECHNOLOGY -- 28.3%
   1,444    Adobe Systems, Inc. (D)...........................      43,825
     393    America Movil S.A. de C.V. ADR....................      13,057
   1,656    American Tower Corp. Class A (D)..................      51,528
   4,975    AT&T, Inc. (G)....................................     138,745
   4,691    Cisco Systems, Inc. (D)...........................      91,621
   1,190    Corning, Inc. (D).................................      28,784
   8,419    EMC Corp. (D).....................................      92,359
   4,338    Flextronics International Ltd. (D)................      46,064
   6,825    General Electric Co. .............................     224,945
     139    Google, Inc. (D)..................................      58,203
   1,045    Lexmark International, Inc. ADR (D)...............      58,348
     552    Lockheed Martin Corp. ............................      39,579
   1,260    Marvell Technology Group Ltd. (D).................      55,847
   1,606    Maxim Integrated Products, Inc. (G)...............      51,559
   2,439    Medtronic, Inc. ..................................     114,443
   4,713    Microsoft Corp. ..................................     109,808
   2,929    Oracle Corp. (D)..................................      42,447
   1,252    Qualcomm, Inc. ...................................      50,184
      46    Samsung Electronics Co., Ltd. (A).................      29,143
   3,983    Sprint Nextel Corp. ..............................      79,616
   1,240    Tyco International Ltd. ..........................      34,086
                                                                ----------
                                                                 1,454,191
                                                                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 0.5%
   1,618    Southwest Airlines Co. ...........................  $   26,490
                                                                ----------
            UTILITIES -- 1.7%
     328    Dominion Resources, Inc. (G)......................      24,561
     202    E.On AG (A).......................................      23,228
     702    Exelon Corp. .....................................      39,895
                                                                ----------
                                                                    87,684
                                                                ----------
            Total common stock
              (cost $5,012,550)...............................  $5,053,126
                                                                ----------
INVESTMENT COMPANIES -- 1.2%
     502    S & P 500 Depositary Receipt
              cost ($63,035)..................................      63,809
                                                                ----------
            Total investment companies........................  $   63,809
                                                                ----------

PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 6.5%
            REPURCHASE AGREEMENTS -- 0.2%
 $ 4,819    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $   4,819
   1,511    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      1,511
   3,704    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................      3,704
     210    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................        210
   2,554    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................      2,554
                                                                ---------
                                                                   12,798
                                                                ---------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.3%
 323,685    BNY Institutional Cash Reserve Fund...............  $  323,685
                                                                ----------
            Total short-term investments
              (cost $336,483).................................  $  336,483
                                                                ----------
            Total investments in securities
              (cost $5,349,033) (C)...........................  $5,389,609
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.54% of total net assets at June 30, 2006.
  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $258,116, which represents 5.02% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $5,389,503 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.......................  $ 260,604
      Unrealized depreciation.......................   (260,498)
                                                      ---------
      Net unrealized appreciation...................  $     106
                                                      =========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

                   FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006.

                                                                       UNREALIZED
                             NUMBER OF                                APPRECIATION
      DESCRIPTION            CONTRACTS   POSITION     EXPIRATION     (DEPRECIATION)
      -----------            ---------   --------   --------------   --------------
      S&P 500 Mini Future      1,000       Long     September 2006       $(107)
                                                                         =====

     These contracts had a market value of $63,970 as of June 30, 2006.

     Cash was pledged as initial margin deposit for open futures contracts at June 30, 2006.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
Euro                                             Sell             $5,067          $5,010          07/03/06              $(57)
Japanese Yen                                     Sell               158              155          07/03/06                (3)
Japanese Yen                                     Sell               984              966          07/05/06               (18)
Japanese Yen                                     Sell             1,090            1,092          07/05/06                 2
                                                                                                                        ----
                                                                                                                        $(76)
                                                                                                                        ====

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
COMMON STOCK -- 0.0%
                TECHNOLOGY -- 0.0%
$          --   Ntelos, Inc. Warrants (D)(H)......................  $       --
           --   Xo Holdings Warrants..............................          --
           --   Xo Holdings, Inc. (D)(G)(H).......................          --
                                                                    ----------
                Total common stock
                  (cost $1).......................................  $       --
                                                                    ----------
MUNICIPAL BONDS -- 0.2%
                GENERAL OBLIGATIONS -- 0.2%
        7,325   Oregon School Boards Association,
                  4.76%, Taxable Pension 6-30-2028................  $    6,379
                                                                    ----------
                HOUSING (HFA'S, ETC.) -- 0.0%
          275   Industry Urban DA,
                  6.10%, 5-1-2024.................................         280
                                                                    ----------
                Total municipal bonds
                  (cost $7,606)...................................  $    6,659
                                                                    ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 13.9%
                FINANCE -- 13.5%
       12,025   AmeriCredit Automobile Receivables Trust,
                  2.87%, 2-7-2011.................................  $   11,743
        8,763   Americredit Automobile Receivables Trust,
                  5.20%, 3-6-2011.................................       8,647
      273,765   Banc of America Commercial Mortgage, Inc.,
                  4.08%, 12-10-2042 (P)...........................       5,672
        2,695   Banc of America Commercial Mortgage, Inc.,
                  4.43%, 11-10-2039...............................       2,528
      101,748   Banc of America Commercial Mortgage, Inc.,
                  4.52%, 9-11-2036 (I) (P)........................       4,080
       20,010   Banc of America Commercial Mortgage, Inc.,
                  5.74%, 5-10-2045 (L)............................      19,893
        4,200   Bank One Issuance Trust,
                  4.77%, 2-16-2016................................       3,901
        1,418   Bear Stearns Commercial Mortgage Securities, Inc.,
                  2.96%, 8-13-2039................................       1,365
       80,982   Bear Stearns Commercial Mortgage Securities, Inc.,
                  4.07%, 7-11-2042 (P)(L).........................       2,766
       63,681   Bear Stearns Commercial Mortgage Securities, Inc.,
                  4.12%, 11-11-2041 (P)...........................       1,835
      145,092   Bear Stearns Commercial Mortgage Securities, Inc.,
                  5.50%, 2-11-2041 (I) (P)........................       3,235
        4,000   California Infrastructure PG&E,
                  6.48%, 12-26-2009...............................       4,039
        5,860   Capital One Auto Finance Trust,
                  4.32%, 5-15-2010................................       5,709

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                FINANCE -- (CONTINUED)
$      18,575   Capital One Multi-Asset Execution Trust,
                  4.40%, 8-15-2011................................  $   18,142
       69,623   CBA Commercial Small Balance Commercial Mortgage,
                  7.00%, 7-25-2035 (I) (P)........................       3,416
       51,286   CBA Commercial Small Balance Commercial Mortgage,
                  7.00%, 6-1-2036 (I) (P).........................       3,371
       12,560   Citibank Credit Card Issuance Trust,
                  5.70%, 5-15-2013................................      12,364
        8,050   Citigroup Commercial Mortgage Trust,
                  5.25%, 4-15-2040................................       7,863
        3,350   Connecticut RRB Special Purpose Trust CL&P,
                  6.21%, 12-30-2011...............................       3,412
        1,847   Conseco Finance Securitizations Corp.,
                  5.79%, 5-1-2033.................................       1,842
        1,753   Countrywide Asset-Backed Certificates,
                  5.46%, 7-25-2035................................       1,707
       10,539   Countrywide Financial Corp.,
                  6.25%, 5-15-2016................................      10,330
      240,946   Credit Suisse First Boston Mortgage Securities
                  Corp.,
                  4.39%, 7-15-2037 (I) (P)........................       7,000
       16,640   Credit Suisse Mortgage Capital Certificate,
                  5.83%, 6-15-2038 (L)............................      16,637
        2,414   CS First Boston Mortgage Securities Corp.,
                  2.08%, 5-15-2038................................       2,324
        1,835   CS First Boston Mortgage Securities Corp.,
                  4.51%, 7-15-2037................................       1,758
       15,300   CS First Boston Mortgage Securities Corp.,
                  4.69%, 4-15-2037................................      14,514
        8,580   DB Master Finance LLC,
                  5.78%, 6-20-2031................................       8,517
      344,101   GE Business Loan Trust,
                  6.14%, 6-15-2010 (I) (P)........................       4,896
       10,094   GE Business Loan Trust,
                  6.28%, 5-15-2034 (I)(L).........................      10,094
       15,000   GE Capital Commercial Mortgage Corp.,
                  4.12%, 3-10-2040................................      14,263
       15,300   GE Capital Commercial Mortgage Corp.,
                  4.71%, 5-10-2043................................      14,783
       71,018   GMAC Commercial Mortgage Securities, Inc.,
                  4.10%, 12-10-2041 (P)...........................       1,730
      178,467   Goldman Sachs Mortgage Securities Corp. II,
                  4.38%, 8-10-2038 (I) (P)........................       2,067

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
                FINANCE -- (CONTINUED)
$       9,655   Goldman Sachs Mortgage Securities Corp. II,
                  4.60%, 8-10-2038................................  $    9,377
          467   Green Tree Financial Corp.,
                  6.27%, 6-1-2030.................................         467
        1,888   Green Tree Financial Corp.,
                  7.24%, 6-15-2028................................       1,927
        9,725   Greenwich Capital Commercial Funding Corp.,
                  6.11%, 6-10-2016 (Q)............................       9,736
       19,075   Greenwich Capital Commercial Mortgage Trust,
                  5.12%, 4-10-2037 (L)............................      18,633
        4,333   Home Equity Asset Trust,
                  4.75%, 6-27-2035 (I)............................       4,284
        3,180   Hyundai Auto Receivables Trust,
                  5.29%, 6-25-2014................................       3,151
       62,136   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  3.68%, 1-15-2038 (I) (P)........................       2,100
      320,191   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  4.07%, 1-15-2042 (P)............................       5,256
      696,577   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  4.82%, 8-12-2037 (P)............................       3,115
       10,000   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  4.87%, 3-15-2046................................       9,549
        4,140   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  5.44%, 12-12-2044...............................       4,090
       20,010   JP Morgan Chase Commercial Mortgage Securities
                  Corp.,
                  5.47%, 4-15-2043 (L)............................      19,376
        6,712   LB-UBS Commercial Mortgage Trust,
                  2.72%, 3-15-2027................................       6,488
        8,823   LB-UBS Commercial Mortgage Trust,
                  3.34%, 9-15-2027................................       8,506
        7,185   Lehman Brothers Small Balance Commercial,
                  5.52%, 9-25-2030................................       6,848
          360   Long Beach Asset Holdings Corp.,
                  4.12%, 2-25-2035 (I)............................         359
        5,250   MBNA Corp.,
                  4.30%, 2-15-2011................................       5,121
        8,110   MBNA Credit Card Master Note Trust,
                  4.10%, 10-15-2012...............................       7,709
       13,950   MBNA Credit Card Master Note Trust,
                  4.50%, 1-15-2013................................      13,425
       68,222   Merrill Lynch Mortgage Trust,
                  3.96%, 9-12-2041 (I) (P)........................       2,319
        1,834   Merrill Lynch Mortgage Trust,
                  4.56%, 6-12-2043................................       1,757

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                FINANCE -- (CONTINUED)
$     253,651   Merrill Lynch Mortgage Trust,
                  4.57%, 6-12-2043 (P)............................  $    7,151
        9,920   Merrill Lynch/Countrywide Commercial Mortgage,
                  5.91%, 6-12-2046................................       9,958
        3,744   Morgan Stanley Auto Loan Trust,
                  5.00%, 3-15-2012 (I)............................       3,701
       73,119   Morgan Stanley Dean Witter Capital I,
                  0.46%, 8-25-2032 (A)(H)(P)......................          --
        6,835   Morgan Stanley Dean Witter Capital I,
                  7.61%, 4-30-2039 (I) (L)........................       6,877
       12,359   Morgan Stanley Dean Witter Capital I,
                  8.05%, 8-25-2032 (H)(P).........................         209
        7,100   Navistar Financial Corp. Owner Trust,
                  3.53%, 10-15-2012...............................       6,791
        8,350   Peco Energy Transition Trust,
                  6.13%, 3-1-2009.................................       8,407
        3,775   Popular ABS Mortgage Pass-Through Trust,
                  4.75%, 12-25-2034...............................       3,542
        3,180   Popular ABS Mortgage Pass-Through Trust,
                  5.42%, 4-25-2035................................       3,056
        6,625   Providian Gateway Master Trust,
                  3.35%, 9-15-2011 (I)............................       6,441
        8,150   Providian Gateway Master Trust,
                  3.80%, 11-15-2011 (I)...........................       7,947
        7,360   Providian Master Note Trust,
                  5.75%, 3-16-2015 (L)............................       7,360
        4,670   Renaissance Home Equity Loan Trust,
                  5.36%, 5-25-2035................................       4,531
        6,480   Renaissance Home Equity Loan Trust,
                  5.75%, 5-25-2036 (L)............................       6,354
        3,250   Residential Asset Mortgage Products, Inc.,
                  4.98%, 8-25-2034................................       3,122
          624   Soundview Home Equity Loan Trust, Inc.,
                  8.64%, 5-25-2030................................         624
        7,930   USAA Auto Owner Trust,
                  5.04%, 12-15-2011...............................       7,822
       61,822   Wachovia Bank Commercial Mortgage Trust,
                  3.65%, 2-15-2041 (I) (P)........................       1,928
      252,830   Wachovia Bank Commercial Mortgage Trust,
                  4.48%, 5-15-2044 (I) (P)........................       7,024
        1,835   Wachovia Bank Commercial Mortgage Trust,
                  4.52%, 5-15-2044................................       1,752
        8,050   Wachovia Bank Commercial Mortgage Trust,
                  4.72%, 1-15-2041................................       7,715
        6,930   Wachovia Bank Commercial Mortgage Trust,
                  5.42%, 1-15-2045................................       6,828

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- (CONTINUED)
                FINANCE -- (CONTINUED)
$      20,010   Wachovia Bank Commercial Mortgage Trust,
                  5.56%, 3-15-2045 (L)............................  $   19,495
                                                                    ----------
                                                                       518,671
                                                                    ----------
                TRANSPORTATION -- 0.3%
        5,306   Continental Airlines, Inc.,
                  6.70%, 6-15-2021................................       5,275
        4,836   Continental Airlines, Inc.,
                  8.05%, 5-1-2022.................................       5,102
                                                                    ----------
                                                                        10,377
                                                                    ----------
                UTILITIES -- 0.1%
        4,740   Pacific Gas & Electric Energy Recovery Funding
                  LLC,
                  3.87%, 6-25-2011................................       4,618
                                                                    ----------
                Total Asset & Commercial Mortgage Backed
                  Securities
                  (cost $545,729).................................  $  533,666
                                                                    ----------
CORPORATE BONDS: INVESTMENT GRADE -- 24.6%
                BASIC MATERIALS -- 1.4%
       12,140   Falconbridge Ltd.,
                  7.25%, 7-15-2012................................  $   12,600
        2,425   Fortune Brands, Inc.,
                  5.125%, 1-15-2011...............................       2,323
        7,800   ICI Wilmington, Inc.,
                  4.375%, 12-1-2008...............................       7,528
        6,250   Noranda, Inc.,
                  6.20%, 6-15-2035................................       5,529
        7,995   Teck Cominco Ltd.,
                  5.375%, 10-1-2015...............................       7,446
        6,180   Teck Cominco Ltd.,
                  6.125%, 10-1-2035...............................       5,532
        7,425   Vale Overseas Ltd.,
                  8.25%, 1-17-2034................................       8,010
        4,975   Westvaco Corp.,
                  7.95%, 2-15-2031 (G)............................       5,294
                                                                    ----------
                                                                        54,262
                                                                    ----------
                CAPITAL GOODS -- 0.5%
       18,475   United Technologies Corp.,
                  6.05%, 6-1-2036.................................      18,174
                                                                    ----------
                CONSUMER CYCLICAL -- 1.8%
        5,480   DaimlerChrysler Corp.,
                  7.45%, 3-1-2027.................................       5,572
       20,225   DaimlerChrysler NA Holdings Corp.,
                  5.875%, 3-15-2011...............................      19,894
        7,420   Federated Department Stores, Inc.,
                  7.00%, 2-15-2028................................       7,519
        4,150   Foster's Finance Corp.,
                  4.875%, 10-1-2014 (I)...........................       3,794
        9,595   Home Depot, Inc.,
                  5.40%, 3-1-2016.................................       9,198

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                         VALUE (W)
-------------                                                       ----------
                CONSUMER CYCLICAL -- (CONTINUED)
$       7,930   JC Penney Corp., Inc.,
                  7.625%, 3-1-2097................................  $    7,872
        7,100   Kroger Co.,
                  7.50%, 4-1-2031 (G).............................       7,453
        7,240   Safeway, Inc.,
                  7.25%, 2-1-2031 (G).............................       7,348
                                                                    ----------
                                                                        68,650
                                                                    ----------
                CONSUMER STAPLES -- 0.6%
       11,414   Diageo Finance B.V.,
                  5.50%, 4-1-2013.................................      11,109
        9,025   SABMiller,
                  6.20%, 7-1-2011 (I).............................       9,044
        2,710   Weyerhaeuser Co.,
                  8.50%, 1-15-2025................................       3,033
                                                                    ----------
                                                                        23,186
                                                                    ----------
                ENERGY -- 2.6%
        9,085   Amerada Hess Corp.,
                  7.125%, 3-15-2033...............................       9,422
        4,000   Consumers Energy Co.,
                  5.15%, 2-15-2017................................       3,645
        5,190   Consumers Energy Co.,
                  5.375%, 4-15-2013...............................       4,981
        6,935   Enterprise Products Operating L.P.,
                  4.625%, 10-15-2009 (G)..........................       6,644
        5,300   Gazprom International S.A.,
                  7.20%, 2-1-2020 (I).............................       5,373
        5,795   Nexen, Inc.,
                  7.875%, 3-15-2032...............................       6,531
        4,890   Panhandle Eastern Pipeline,
                  2.75%, 3-15-2007 (G)............................       4,786
        7,960   Petro-Canada,
                  5.95%, 5-15-2035................................       7,278
        3,145   Ras Laffan Liquefied Natural Gas Co., Ltd.,
                  3.44%, 9-15-2009 (I)............................       3,019
       16,410   Ras Laffan Liquefied Natural Gas Co., Ltd.,
                  5.30%, 9-30-2020 (I)............................      15,291
EUR     7,710   Repsol International Finance,
                  4.625%, 10-8-2014...............................       9,637
        6,600   Schlumberger Ltd.,
                  2.125%, 6-1-2023................................      11,096
        3,435   Smepra Energy,
                  6.00%, 2-1-2013.................................       3,418
        8,660   Valero Energy Corp.,
                  7.50%, 4-15-2032................................       9,402
                                                                    ----------
                                                                       100,523
                                                                    ----------
                FINANCE -- 8.8%
        6,930   Aegon N.V.,
                  5.75%, 12-15-2020...............................       6,664
        7,300   AES El Salvador,
                  6.75%, 2-1-2016 (I).............................       6,725
       13,161   Aetna, Inc.,
                  5.75%, 6-15-2011................................      13,068

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                         VALUE (W)
-------------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                FINANCE -- (CONTINUED)
$          75   Americo Life, Inc.,
                  7.875%, 5-1-2013 (I)............................  $       75
       18,030   Amvescap plc,
                  4.50%, 12-15-2009...............................      17,237
        3,544   Amvescap plc,
                  5.375%, 2-27-2013...............................       3,390
        5,370   Army Hawaii Family Housing,
                  5.52%, 6-15-2050 (I)............................       4,958
        9,035   AvalonBay Communities, Inc.,
                  8.25%, 7-15-2008................................       9,458
        9,550   BAC Capital Trust XI,
                  6.625%, 5-23-2036...............................       9,434
        9,535   BAE Systems Holdings, Inc.,
                  5.20%, 8-15-2015 (I)............................       8,878
        4,600   Banco Nacional De Mtn Be,
                  3.875%, 01-21-2009 (I)..........................       4,340
JPY 2,110,000   Bank Nederlandse Gemeenten,
                  0.80%, 9-22-2008................................      18,417
          200   Bank of New York Institutional Capital,
                  7.78%, 12-1-2026 (I)............................         209
          250   Centura Capital Trust I,
                  8.85%, 6-1-2027 (H).............................         266
        5,740   CIT Group, Inc.,
                  4.125%, 11-3-2009 (G)...........................       5,463
JPY 1,633,500   Citigroup, Inc.,
                  0.80%, 10-30-2008...............................      14,194
        6,300   Credit Suisse First Boston USA, Inc.,
                  6.50%, 1-15-2012................................       6,501
        7,300   ERAC USA Finance Co.,
                  5.60%, 5-1-2015 (I).............................       6,941
        8,170   ERP Operating L.P.,
                  6.58%, 4-13-2015................................       8,418
       16,850   Freddie Mac,
                  5.25%, 7-18-2011................................      16,664
MXP    34,660   General Electric Capital Corp.,
                  9.50%, 8-4-2010.................................       3,077
        5,400   Humana, Inc.,
                  7.25%, 8-1-2006.................................       5,405
        8,700   ILFC E-Capital Trust II,
                  6.25%, 12-21-2065 (I)...........................       8,220
EUR       150   Landesbank Baden-Wurttemberg,
                  3.25%, 5-8-2008.................................         191
        8,597   Lehman Brothers Holdings, Inc.,
                  5.50%, 4-4-2016 (G).............................       8,215
        8,750   Lincoln National Corp.,
                  7.00%, 5-17-2066 (G)............................       8,682
        9,540   Marsh & McLennan Cos., Inc.,
                  5.75%, 9-15-2015................................       9,006
        6,575   Merrill Lynch & Co.,
                  4.125%, 9-10-2009...............................       6,278
       12,600   Merrill Lynch & Co.,
                  6.05%, 5-16-2016................................      12,517
       10,030   Morgan Stanley Dean Witter, Inc.,
                  4.75%, 4-1-2014.................................       9,196

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                         VALUE (W)
-------------                                                       ----------
                FINANCE -- (CONTINUED)
$      10,500   MUFG Capital Finance I Ltd.,
                  6.35%, 7-25-2049 (G)............................  $   10,128
          200   Prudential Holdings, LLC,
                  7.25%, 12-18-2023 (I)...........................         225
JPY 1,282,000   Rabobank Nederland,
                  0.20%, 6-20-2008................................      11,055
           96   Regional Diversified Funding,
                  9.25%, 3-15-2030 (I)............................         105
        9,564   Residential Capital Corp.,
                  6.00%, 2-22-2011................................       9,267
       11,510   Residential Capital Corp.,
                  6.375%, 6-30-2010...............................      11,353
       10,700   Simon Property Group, Inc.,
                  7.875%, 3-15-2016 (I)...........................      11,970
          100   Southern Investments UK plc,
                  6.80%, 12-1-2006................................         100
        8,166   St. Paul Travelers Cos., Inc.,
                  6.75%, 6-20-2036 (G)............................       8,063
        6,800   St. Paul Travelers Cos., Inc.,
                  8.125%, 4-15-2010...............................       7,304
        2,882   Travelers Property Casualty Corp.,
                  5.00%, 3-15-2013................................       2,740
        6,755   TuranAlem Finance B.V.,
                  8.00%, 3-24-2014................................       6,434
        5,865   Unitedhealth Group, Inc.,
                  5.375%, 3-15-2016...............................       5,548
        9,680   USB Capital IX,
                  6.19%, 3-29-2049................................       9,466
        9,490   Washington Mutual Bank,
                  5.95%, 5-20-2013 (G)............................       9,380
        4,700   WellPoint, Inc.,
                  6.80%, 8-1-2012.................................       4,894
                                                                    ----------
                                                                       340,119
                                                                    ----------
                FOREIGN GOVERNMENTS -- 2.6%
EUR    36,820   Bundesobligation,
                  3.50%, 10-10-2008...............................      46,986
CAD    43,180   Canadian Government,
                  3.25%, 12-1-2006................................      38,498
CAD       200   Canadian Government,
                  7.25%, 6-1-2007.................................         184
CAD       200   Canadian Government,
                  9.00%, 3-1-2011.................................         213
EUR       250   Deutscheland Bundesrepublic,
                  4.50%, 7-4-2009.................................         327
        3,370   El Salvador (Republic of),
                  8.25%, 4-10-2032 (I)............................       3,496
AUD       300   Italy,
                  5.875%, 8-14-2008...............................         222
       10,278   United Mexican States,
                  5.625%, 1-15-2017...............................       9,559
                                                                    ----------
                                                                        99,485
                                                                    ----------
                HEALTH CARE -- 0.2%
        9,475   Cardinal Health, Inc.,
                  5.85%, 12-15-2017...............................       9,034
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
                SERVICES -- 1.3%
$       8,740   AOL Time Warner, Inc.,
                  7.70%, 5-1-2032 (G).............................  $    9,499
          100   Comcast Corp.,
                  10.625%, 7-15-2012..............................         119
       10,240   Cox Communications, Inc.,
                  5.45%, 12-15-2014...............................       9,468
        2,350   Electronic Data Systems,
                  3.875%, 7-15-2023 (G)...........................       2,332
        3,800   FedEx Corp.,
                  3.50%, 4-1-2009.................................       3,590
        9,625   Marriott International,
                  6.20%, 6-15-2016................................       9,457
        4,709   Mashantucket Western Pequot Revenue Bond,
                  5.91%, 9-1-2021 (I).............................       4,372
        9,715   Viacom, Inc.,
                  6.875%, 4-30-2036 (I)...........................       9,376
                                                                    ----------
                                                                        48,213
                                                                    ----------
                TECHNOLOGY -- 2.1%
        7,672   AT&T, Inc.,
                  9.75%, 11-15-2031...............................       8,808
        2,985   Bellsouth Capital Funding,
                  7.875%, 2-15-2030 (G)...........................       3,266
       12,600   Cingular Wireless Services, Inc.,
                  8.75%, 3-1-2031.................................      15,448
        6,557   Cisco Systems, Inc.,
                  5.50%, 2-22-2016................................       6,296
          500   Comcast Cable Communications, Inc.,
                  8.50%, 5-1-2027.................................         585
          165   GTE Corp.,
                  8.75%, 11-1-2021 (G)............................         192
        4,457   Raytheon Co.,
                  4.50%, 11-15-2007...............................       4,376
        3,825   Raytheon Co.,
                  6.55%, 3-15-2010................................       3,914
        3,655   Raytheon Co.,
                  8.30%, 3-1-2010.................................       3,946
        4,025   TCI Communications, Inc.,
                  8.75%, 8-1-2015 (G).............................       4,599
        7,975   Tele-Communications, Inc.,
                  7.875%, 8-1-2013................................       8,591
       14,925   Telefonica Emisiones SAU,
                  6.42%, 6-20-2016................................      14,894
        6,060   Telefonica Emisiones SAU,
                  7.05%, 6-20-2036................................       6,057
        1,500   Verizon Maryland, Inc.,
                  8.30%, 8-1-2031.................................       1,635
          125   Verizon Virginia, Inc.,
                  4.625%, 3-15-2013...............................         112
                                                                    ----------
                                                                        82,719
                                                                    ----------
                TRANSPORTATION -- 0.7%
        4,006   American Airlines, Inc.,
                  6.98%, 4-1-2011.................................       4,082

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                TRANSPORTATION -- (CONTINUED)
$      10,875   CSX Corp.,
                  6.75%, 3-15-2011................................  $   11,284
          325   Roadway Corp.,
                  8.25%, 12-1-2008................................         337
        5,655   Royal Caribbean Cruises Ltd.,
                  7.00%, 6-15-2013................................       5,604
        4,025   Royal Caribbean Cruises Ltd.,
                  7.50%, 10-15-2027 (G)...........................       3,860
                                                                    ----------
                                                                        25,167
                                                                    ----------
                UTILITIES -- 2.0%
        6,550   Carolina Power & Light,
                  5.25%, 12-15-2015...............................       6,173
        6,110   Centerpoint Energy Resources Corp.,
                  7.875%, 4-1-2013................................       6,642
        7,475   CenterPoint Energy, Inc.,
                  6.85%, 6-1-2015 (G).............................       7,690
        8,090   Commonwealth Edison,
                  5.90%, 3-15-2036................................       7,455
        3,875   Detroit Edison Co.,
                  6.125%, 10-1-2010 (G)...........................       3,905
        8,774   Dominion Resources, Inc.,
                  5.79%, 9-28-2007 (L)(G).........................       8,779
        6,080   Duke Energy Corp.,
                  3.75%, 3-5-2008.................................       5,894
        5,735   Northern States Power Co.,
                  6.25%, 6-1-2036.................................       5,697
        4,150   NorthWestern Corp.,
                  7.30%, 12-1-2006 (I)............................       4,167
       11,170   Ohio Edison Co.,
                  6.875%, 7-15-2036 (G)...........................      11,350
        3,190   Puget Sound Energy, Inc.,
                  7.96%, 2-22-2010................................       3,402
        4,150   Texas-New Mexico Power Co.,
                  6.125%, 6-1-2008................................       4,130
        1,400   Westar Energy, Inc.,
                  5.15%, 1-1-2017.................................       1,281
                                                                    ----------
                                                                        76,565
                                                                    ----------
                Total corporate bonds: investment grade
                  (cost $965,723).................................  $  946,097
                                                                    ----------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 7.6%
                BASIC MATERIALS -- 0.8%
        3,548   Equistar Chemicals L.P.,
                  8.75%, 2-15-2009................................  $    3,663
        6,880   Goodyear Tire & Rubber Co.,
                  11.25%, 3-1-2011................................       7,551
       12,100   Potlatch Corp.,
                  13.00%, 12-1-2009...............................      14,145
        4,856   Vedanta Resources plc,
                  6.625%, 2-22-2010 (I)...........................       4,637
                                                                    ----------
                                                                        29,996
                                                                    ----------
                CAPITAL GOODS -- 0.3%
       11,410   L-3 Communications Corp.,
                  3.00%, 8-1-2035.................................      11,125
                                                                    ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
 AMOUNT (B)                                                         VALUE (W)
-------------                                                       ----------
CORPORATE BONDS: NON-INVESTMENT
GRADE -- (CONTINUED)
                CONSUMER CYCLICAL -- 1.0%
$       9,650   Arvinmeritor, Inc.,
                  8.75%, 3-1-2012 (G).............................  $    9,409
       10,345   General Motors Corp.,
                  6.375%, 5-1-2008 (G)............................       9,854
       11,500   Technical Olympic USA, Inc.,
                  8.25%, 4-1-2011 (I).............................      10,724
        8,475   TRW Automotive, Inc.,
                  9.375%, 2-15-2013...............................       9,005
                                                                    ----------
                                                                        38,992
                                                                    ----------
                CONSUMER STAPLES -- 0.1%
        4,585   Dole Food Co., Inc.,
                  8.625%, 5-1-2009................................       4,379
                                                                    ----------
                ENERGY -- 0.3%
        6,206   Chesapeake Energy Corp.,
                  2.75%, 11-15-2035 (I)(G)(Y).....................       6,361
          220   Husky Oil Co.,
                  8.90%, 8-15-2028................................         231
        3,900   Naftogaz Ukrainy,
                  8.125%, 9-30-2009...............................       3,640
                                                                    ----------
                                                                        10,232
                                                                    ----------
                FINANCE -- 1.0%
        2,015   American Real Estate Partners L.P.,
                  7.125%, 2-15-2013...............................       1,934
JPY 2,600,000   Asian Development Bank,
                  1.15%, 10-6-2008................................      22,804
       14,210   General Motors Acceptance Corp.,
                  6.875%, 9-15-2011...............................      13,559
                                                                    ----------
                                                                        38,297
                                                                    ----------
                HEALTH CARE -- 0.1%
        2,345   Select Medical Corp.,
                  10.82%, 9-15-2015 (I)(L)(G).....................       2,134
                                                                    ----------
                SERVICES -- 2.1%
       16,640   Dex Media West LLC, Inc.,
                  9.875%, 8-15-2013...............................      18,034
       57,750   Dow Jones CDX HY,
                  8.625%, 6-29-2011 (I)(G)........................      56,667
        6,395   Hilton Hotels Corp.,
                  7.625%, 12-1-2012...............................       6,592
                                                                    ----------
                                                                        81,293
                                                                    ----------
                TECHNOLOGY -- 1.2%
        9,170   Citizens Communications Co.,
                  9.00%, 8-15-2031................................       9,285
        5,325   Dobson Cellular Systems,
                  8.375%, 11-1-2011 (I)...........................       5,471
        4,990   Intelsat Bermuda Ltd.,
                  9.25%, 6-15-2016 (I)............................       5,152
       10,305   Panamsat Corp.,
                  9.00%, 6-15-2016 (I)............................      10,460

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                TECHNOLOGY -- (CONTINUED)
$       9,440   Qwest Communications International,
                  7.50%, 2-15-2014 (G)............................  $    9,204
        1,001   Sandisk Corp.,
                  1.00%, 5-15-2013 (G)(Y).........................         883
        6,435   Windstream Corp.,
                  8.625%, 8-1-2016 (I) (Q)(I).....................       6,580
                                                                    ----------
                                                                        47,035
                                                                    ----------
                UTILITIES -- 0.7%
        8,160   Mirant Americas Generation LLC,
                  8.50%, 10-1-2021................................       7,650
        9,645   NRG Energy, Inc.,
                  7.375%, 2-1-2016................................       9,404
       10,195   Sithe/Independence Funding,
                  9.00%, 12-30-2013...............................      11,000
                                                                    ----------
                                                                        28,054
                                                                    ----------
                Total corporate bonds: non-investment grade
                  (cost $293,129).................................  $  291,537
                                                                    ----------
U.S. GOVERNMENT SECURITIES -- 14.1%
                OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
        2,350   Federal Home Loan Bank,
                  6.05%, 2-20-2007 (L)............................  $    2,359
       46,200   Tennessee Valley Authority,
                  4.75%, 11-1-2025 (M)............................      11,093
                                                                    ----------
                                                                        13,452
                                                                    ----------
                U.S. TREASURY SECURITIES -- 13.8%
       36,890   3.375% 2007 (O)(G)................................      47,040
       21,515   4.00% 2010........................................      20,717
      191,632   4.50% 2009 -- 2016 (G)............................     182,538
       31,985   4.75% 2011 (G)....................................      31,504
      232,304   4.875% 2008 -- 2011 (G)...........................     230,995
       16,660   5.125% 2016 (G)...................................      16,640
                                                                    ----------
                                                                       529,434
                                                                    ----------
                Total U.S. government securities
                  (cost $545,120).................................  $  542,886
                                                                    ----------
U.S. GOVERNMENT AGENCIES -- 33.2%
                FEDERAL HOME LOAN MORTGAGE CORPORATION -- 13.4%
       21,000   4.10% 2014........................................  $   20,029
       74,419   4.50% 2018........................................      70,389
       18,052   5.03% 2035........................................      17,638
      317,838   5.50% 2018 -- 2036 (Q)............................     306,436
      102,031   6.00% 2017 -- 2036................................     100,686
            8   6.50% 2031 -- 2032................................           8
           12   7.50% 2029 -- 2031................................          12
                                                                    ----------
                                                                       515,198
                                                                    ----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.5%
       52,983   4.50% 2035........................................      48,034
          250   4.503% 2009 (L)...................................         243
        4,592   4.701% 2034.......................................       4,445
       10,911   4.715% 2035 (L)...................................      10,525
        5,526   4.734% 2035.......................................       5,343

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
                FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$       3,756   4.757% 2035.......................................  $    3,628
       10,015   4.809% 2035.......................................       9,695
        6,885   4.88% 2035........................................       6,687
        4,880   4.92% 2035........................................       4,709
       12,008   4.941% 2035.......................................      11,597
      172,537   5.00% 2018 -- 2036 (Q)............................     165,210
        7,558   5.091% 2035.......................................       7,342
      148,010   5.50% 2013 -- 2034 (Q)............................     143,855
      126,856   6.00% 2012 -- 2036 (Q)............................     125,082
       11,591   6.50% 2014 -- 2036 (Q)............................      11,669
           48   7.00% 2016 -- 2032................................          49
        1,572   7.50% 2015 -- 2032................................       1,631
            9   8.00% 2032........................................          10
                                                                    ----------
                                                                       559,754
                                                                    ----------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.1%
       33,365   5.50% 2033 -- 2034................................      32,296
       99,037   6.00% 2031 -- 2036 (Q)............................      98,239
       26,453   6.50% 2028 -- 2032................................      26,820
          103   7.00% 2030 -- 2031................................         105
           --   7.50% 2032........................................           1
           15   8.50% 2024........................................          16
                                                                    ----------
                                                                       157,477
                                                                    ----------
                OTHER GOVERNMENT AGENCIES -- 1.2%
       10,100   5.57% 2026........................................       9,927
       10,100   5.64% 2026........................................      10,033
        8,667   5.82% 2026........................................       8,648
        8,858   5.87% 2026........................................       8,867
        9,534   6.14% 2022........................................       9,694
                                                                    ----------
                                                                        47,169
                                                                    ----------
                Total U.S. government agencies
                  (cost $1,312,986)...............................  $1,279,598
                                                                    ----------
                Total long-term securities
                  (cost $3,670,294)...............................  $3,600,443
                                                                    ----------
SHORT-TERM INVESTMENTS -- 35.4%
                CAPITAL GOODS -- 1.0%
       40,000   Caterpillar, Inc.,
                  5.25%, 7-5-2006.................................  $   39,971
                                                                    ----------
                CONSUMER STAPLES -- 1.7%
       25,000   Cargill, Inc.,
                  5.28%, 7-12-2006................................      24,956
       40,000   KFW International Holdings,
                  5.22%, 7-13-2006 (I)............................      39,925
                                                                    ----------
                                                                        64,881
                                                                    ----------
                ENERGY -- 0.8%
       30,000   ConocoPhillips,
                  5.32%, 7-10-2006................................      29,956
                                                                    ----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                           VALUE (W)
-------------                                                       ----------
                FINANCE -- 12.5%
$      40,000   American Express Credit Corp.,
                  5.25%, 7-13-2006................................  $   39,924
       30,000   American General Finance Corp.,
                  5.20%, 7-10-2006................................      29,957
       40,000   Bear Stearns & Co.,
                  5.12%, 7-13-2006................................      39,926
       40,000   BNP Paribas Finance,
                  5.18%, 7-13-2006................................      39,925
       40,000   Caylon North America, Inc.,
                  5.19%, 7-13-2006................................      39,925
       40,000   Citigroup Funding, Inc.,
                  5.20%, 7-12-2006................................      39,931
       40,000   General Electric Capital Corp.,
                  5.20%, 7-10-2006................................      39,942
       40,000   Goldman Sachs Group,
                  5.22%, 7-10-2006................................      39,942
       40,000   HSBC Finance Corp.,
                  5.25%, 7-13-2006................................      39,924
       20,000   Merrill Lynch & Co,
                  5.25%, 7-13-2006................................      19,962
       30,000   Morgan Stanley,
                  5.27%, 7-6-2006.................................      29,974
       40,000   Toyota Motor Credit Corp.,
                  5.22%, 7-12-2006 (M)............................      39,934
       40,000   UBS Securities LLC,
                  5.24%, 7-11-2006................................      39,936
                                                                    ----------
                                                                       479,202
                                                                    ----------
                REPURCHASE AGREEMENTS -- 4.8%
       59,208   BNP Paribas Repurchase Agreement,
                  4.52%, 7-3-2006.................................      59,208
       59,208   RBS Greenwich Repurchase Agreement,
                  4.50%, 7-3-2006.................................      59,208
       66,594   UBS Securities LLC Repurchase Agreement,
                  4.52%, 7-3-2006.................................      66,594
                                                                    ----------
                                                                       185,010
                                                                    ----------
                SERVICES -- 0.5%
       20,000   Walt Disney Co.,
                  5.35%, 7-13-2006................................      19,961
                                                                    ----------

 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 14.1%
 543,735    Navigator Prime Portfolio.........................     543,735
                                                                ----------
            Total short-term investments
              (cost $1,362,716)...............................  $1,362,716
                                                                ----------
            Total investments in securities
              (cost $5,033,010) (C)...........................  $4,963,159
                                                                ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.78% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, rounds to zero.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

      AUD  -- Australian Dollar
      CAD  -- Canadian Dollar
      EUR  -- Euro
      JPY  -- Japanese Yen
      MXP  -- Mexican Peso

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $5,038,129 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $  6,449
      Unrealized depreciation........................   (81,419)
                                                       --------
      Net unrealized depreciation....................  $(74,970)
                                                       ========

  (D)Currently non-income producing.

 (G) Security is partially on loan at June 30, 2006.

  (H)The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered if it lacks a readily available market or if its valuation has not changed for a certain period of time.

      PERIOD
      ACQUIRED        SHARES/PAR            SECURITY            COST BASIS
      --------        ----------            --------            ----------
      May, 2003            250     Centura Capital Trust I,
                                   8.85%, 6-1-2027               $   285
      April, 2005       73,119     Morgan Stanley Dean Witter
                                   Capital I,
                                   0.46%, 8-25-2032                   --
      October, 2005     12,359     Morgan Stanley Dean Witter
                                   Capital I,
                                   8.05%, 8-25-2032                  207
      July, 2000            --     Ntelos, Inc. Warrants               1
      May 2006              --     Xo Holdings, Inc.                  --

  (A)The aggregate value of these securities at June 30, 2006 was $475, which represents 0.01% of total net assets.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $348,345, which represents 9.04% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $592,159.

  (Y)Convertible debt services.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD TOTAL RETURN BOND HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                               MARKET          CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                               TRANSACTION          VALUE            AMOUNT             DATE            (DEPRECIATION)
-----------                               -----------          ------          --------         ----------         --------------
British Pound                                 Buy             $ 40,833         $ 38,176         07/06/2006            $  2,657
British Pound                                 Buy              148,607          148,715         07/06/2006                (108)
British Pound                                Sell              189,441          177,973         07/06/2006             (11,468)
Euro                                          Buy               19,203           19,158         07/13/2006                  45
Euro                                         Sell               19,203           18,943         07/13/2006                (260)
Japanese Yen                                  Buy               19,170           19,175         07/05/2006                  (5)
Mexican Peso                                  Buy                5,248            5,282         07/27/2006                 (34)
Mexican Peso                                 Sell                2,797            2,812         07/05/2006                  15
Mexican Peso                                 Sell                2,455            2,476         07/06/2006                  21
Mexican Peso                                 Sell                8,114            8,009         07/27/2006                (105)
                                                                                                                      --------
                                                                                                                      $ (9,242)
                                                                                                                      ========

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
AMOUNT (B)                                                       VALUE (W)
----------                                                       ----------
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -- 8.3%
             FINANCE -- 8.3%
$    1,500   American Express Credit Account Master Trust,
               5.20%, 3-15-2011 (L)............................  $    1,497
     9,000   Banc of America Commercial Mortgage, Inc.,
               4.50%, 7-10-2043................................       8,617
     9,433   Banc of America Commercial Mortgage, Inc.,
               5.00%, 10-10-2045...............................       9,166
   230,526   Bear Stearns Commercial Mortgage Securities, Inc.,
               4.65%, 2-11-2041 (P)............................       2,840
     9,000   CS First Boston Mortgage Securities Corp.,
               4.51%, 7-15-2037................................       8,620
     9,000   Commercial Mortgage Pass Through Certificates,
               5.00%, 6-10-2044................................       8,787
     2,599   Countrywide Alternative Loan Trust,
               5.50%, 10-25-2035 (L)...........................       2,591
     5,000   Discover Card Master Trust I,
               5.42%, 1-15-2008 (L)............................       5,016
     9,000   Greenwich Capital Commercial Mortgage Trust,
               5.12%, 4-10-2037 (L)............................       8,792
     2,400   MBNA Credit Card Master Note Trust,
               5.34%, 2-16-2010 (L)............................       2,404
   144,547   Merrill Lynch Mortgage Trust,
               4.57%, 6-12-2043 (P)............................       4,075
     6,970   Spirit Master Funding LLC,
               5.76%, 3-20-2021 (I)............................       6,737
     9,000   Wachovia Bank Commercial Mortgage Trust,
               4.52%, 5-15-2044................................       8,592
                                                                 ----------
             Total asset & commercial mortgage backed
               securities
               (cost $80,323)..................................  $   77,734
                                                                 ----------
CORPORATE BONDS: INVESTMENT GRADE -- 1.1%
             FOREIGN GOVERNMENTS -- 1.1%
CAD 11,250   Canadian Government,
               3.25%, 12-1-2006................................  $   10,030
                                                                 ----------
             Total corporate bonds: investment grade
               (cost $9,973)...................................  $   10,030
                                                                 ----------
U.S. GOVERNMENT SECURITIES -- 25.8%
             OTHER DIRECT FEDERAL OBLIGATIONS -- 13.8%
             Federal Home Loan Bank
    29,800   3.375% 2008.......................................  $   28,606
    22,000   4.43% 2008........................................      21,614
    68,000   4.75% 2007........................................      67,444
                                                                 ----------
                                                                    117,664
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                         VALUE (W)
----------                                                       ----------
             OTHER DIRECT FEDERAL OBLIGATIONS -- (CONTINUED)
             Tennessee Valley Authority
$   11,750   5.375% 2008.......................................  $   11,727
                                                                 ----------
             U.S. TREASURY SECURITIES -- 12.0%
             U.S. Treasury Notes
    20,000   3.375% 2007 (O)...................................      25,503
    12,000   4.00% 2010........................................      11,546
     1,155   4.25% 2010........................................       1,118
    42,600   4.50% 2009........................................      41,926
    23,000   4.875% 2008 (G)...................................      22,872
     9,240   5.125% 2016.......................................       9,229
                                                                 ----------
                                                                    112,194
                                                                 ----------
             Total U.S. government securities
               (cost $243,890).................................  $  241,585
                                                                 ----------
U.S. GOVERNMENT AGENCIES -- 65.8%
             FEDERAL HOME LOAN MORTGAGE CORPORATION -- 12.2%
             Mortgage Backed Securities:
    12,290   5.51% 2036 (Q)....................................  $   12,157
    14,244   6.00% 2021 -- 2036 (Q)............................      14,048
     4,838   6.50% 2028 -- 2032................................       4,885
        26   7.00% 2029 -- 2031................................          27
                                                                 ----------
                                                                     31,117
                                                                 ----------
             Notes:
     2,000   4.25% 2013........................................       1,856
     6,000   4.875% 2009.......................................       5,921
    17,140   5.00% 2010........................................      16,779
     5,000   5.75% 2016........................................       5,000
                                                                 ----------
                                                                     29,556
                                                                 ----------
             Remic-PAC's:
     8,114   4.75% 2015........................................       7,870
    11,665   5.50% 2016........................................      11,488
     7,794   6.00% 2031........................................       7,805
     3,859   6.50% 2028........................................       3,905
                                                                 ----------
                                                                     31,068
                                                                 ----------
             Remic-Z Bonds:
     2,634   6.50% 2032 (R)....................................       2,671
                                                                 ----------
                                                                     94,412
                                                                 ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 46.5%
             Mortgage Backed Securities:
    16,865   4.80% 2035 (L)....................................      16,534
     2,189   4.81% 2035........................................       2,119
    12,484   4.83% 2034........................................      12,294
     1,506   4.88% 2035........................................       1,463
     2,626   4.94% 2035........................................       2,536
    11,765   5.11% 2035........................................      11,519
     9,424   5.15% 2035........................................       9,194
     9,918   5.23% 2035........................................       9,661
   115,302   5.50% 2015 -- 2036 (Q)............................     111,694
     1,536   5.89% 2008........................................       1,534
     6,301   5.95% 2009........................................       6,301
    80,675   6.00% 2013 -- 2036 (Q)............................      79,458
       902   6.01% 2009........................................         904

The accompanying notes are an integral part of these financial statements.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                         VALUE (W)
----------                                                       ----------
U.S. GOVERNMENT AGENCIES -- (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$      277   6.36% 2008........................................  $      278
     3,958   6.50% 2013 -- 2032................................       3,998
     2,310   6.52% 2008........................................       2,319
       109   7.50% 2023........................................         113
        12   8.50% 2017........................................          13
         8   9.00% 2020 -- 2021................................           8
        14   9.75% 2020........................................          15
                                                                 ----------
                                                                    271,955
                                                                 ----------
             Notes:
    15,000   4.20% 2008........................................      14,632
    55,000   5.125% 2011.......................................      54,171
     4,700   5.375% 2016.......................................       4,637
    75,000   5.55% 2009........................................      74,735
                                                                 ----------
                                                                    148,175
                                                                 ----------
             Remic-PAC's:
     5,000   4.50% 2016........................................       4,892
     7,000   5.50% 2034........................................       6,669
     4,570   6.50% 2029........................................       4,647
                                                                 ----------
                                                                     16,208
                                                                 ----------
                                                                    436,338
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.1%
             Mortgage Backed Securities:
    10,725   5.00% 2034........................................      10,099
     6,782   6.00% 2033 -- 2034................................       6,720
     2,095   7.00% 2030 -- 2032................................       2,159
       253   7.50% 2027........................................         265
         3   9.50% 2020........................................           4
                                                                 ----------
                                                                     19,247
                                                                 ----------
             OTHER GOVERNMENT AGENCIES -- 5.0%
             Sovereign Agency:
     9,735   5.35% 2026........................................       9,437
     9,000   5.57% 2026........................................       8,846
     9,000   5.64% 2026........................................       8,941
     9,123   5.82% 2026........................................       9,102
    10,901   5.87% 2026........................................      10,912
                                                                 ----------
                                                                     47,238
                                                                 ----------
             Total U.S. government agencies
               (cost $627,280).................................  $  617,015
                                                                 ----------
             Total long-term investments
               (cost $961,466).................................  $  946,364
                                                                 ----------
SHORT-TERM INVESTMENTS -- 16.2%
             CAPITAL GOODS -- 1.1%
    10,000   Caterpillar, Inc.,
               5.25%, 7-5-2006.................................  $    9,993
                                                                 ----------
             CONSUMER STAPLES -- 1.1%
    10,000   Cargill, Inc.,
               5.28%, 7-12-2006................................       9,982
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                         VALUE (W)
----------                                                       ----------
             FINANCE -- 11.6%
$   10,000   American Express Credit Corp.,
               5.25%, 7-13-2006................................  $    9,981
    10,000   American General Finance Corp.,
               5.20% 7-10-2006.................................       9,986
    10,000   Bear Stearns & Co.,
               5.24%, 7-13-2006................................       9,981
    10,000   Citigroup Funding, Inc.,
               5.20% 7-12-2006.................................       9,983
    10,000   Goldman Sachs Group,
               5.22%, 7-10-2006................................       9,985
    10,000   Merrill Lynch & Co.,
               5.25% 7-13-2006.................................       9,981
    10,000   Morgan Stanley,
               5.27% 7-6-2006..................................       9,991
    10,000   Toyota Motor Credit Corp.,
               5.21%, 7-12-2006 (M)............................       9,983
                                                                 ----------
                                                                     79,871
                                                                 ----------
             REPURCHASE AGREEMENTS -- 3.1%
     9,406   BNP Paribas Repurchase Agreement,
               4.52%, 7-3-2006.................................       9,406
     9,406   RBS Greenwich Repurchase Agreement,
               4.50%, 7-3-2006.................................       9,406
    10,579   UBS Securities LLC Repurchase Agreement,
               4.52%, 7-3-2006.................................      10,579
                                                                 ----------
                                                                     29,391
                                                                 ----------
             SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
             LENDING -- 2.4%
    22,413   BNY Institutional Cash Reserve Fund...............      22,413
                                                                 ----------
U.S. TREASURY BILLS -- 0.0%
             U.S. Treasury Bills
       350   US Treasury Bill,
               4.74%, 8-10-2006 (M)(S).........................  $      348
                                                                 ----------
             Total short-term investments
               (cost $151,998).................................  $  151,998
                                                                 ----------
             Total investments in securities
               (cost $1,113,464) (C)...........................  $1,098,362
                                                                 ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.07% of total net assets at June 30, 2006.

  (B)All principal amounts are in U.S. dollars unless otherwise indicated.

     CAD -- Canadian Dollar

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $1,114,574 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $    422
      Unrealized depreciation........................   (16,634)
                                                       --------
      Net unrealized depreciation....................  $(16,212)
                                                       ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 (G) Security is partially on loan at June 30, 2006.

  (I)Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $6,737, which represents 0.72% of total net assets.

  (L)Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2006.

 (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  (O)U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
 (P) The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at June 30, 2006.

  (Q)The cost of securities purchased on a when-issued or delayed delivery basis at June 30, 2006 was $145,370.

 (R) Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate. The interest rate disclosed represents the coupon rate at which the additional principal is being accrued.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  (S)Security pledged as initial margin deposit for open futures contracts at June 30, 2006.

                   FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                       UNREALIZED
                             NUMBER OF                                APPRECIATION
      DESCRIPTION            CONTRACTS   POSITION     EXPIRATION     (DEPRECIATION)
      -----------            ---------   --------   --------------   --------------
      10 Year U.S. Treasury
      Note futures
      contracts                 158       Short     September 2006        $(5)
                                                                          ===

     These contracts had a market value of $16,567 as of June 30, 2006.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.3%
            BASIC MATERIALS -- 6.9%
    208     Alcoa, Inc. ......................................  $  6,728
     84     Cameco Corp. .....................................     3,357
     88     Dow Chemical Co. .................................     3,450
    108     DuPont (E.I.) de Nemours & Co. ...................     4,493
     48     Kimberly-Clark Corp. .............................     2,980
     43     Precision Castparts Corp. ........................     2,582
                                                                --------
                                                                  23,590
                                                                --------
            CAPITAL GOODS -- 5.6%
     80     American Standard Cos., Inc. .....................     3,457
    155     Applied Materials, Inc. ..........................     2,522
     89     Caterpillar, Inc. ................................     6,621
     82     Goodrich Corp. ...................................     3,284
     80     Pitney Bowes, Inc. ...............................     3,287
                                                                --------
                                                                  19,171
                                                                --------
            CONSUMER CYCLICAL -- 4.2%
     82     Federated Department Stores, Inc. ................     3,016
     96     McDonald's Corp. .................................     3,219
     48     NIKE, Inc. Class B................................     3,896
    168     Safeway, Inc. ....................................     4,373
                                                                --------
                                                                  14,504
                                                                --------
            CONSUMER STAPLES -- 5.1%
     90     Campbell Soup Co. ................................     3,321
    109     Kellogg Co. ......................................     5,284
    146     PepsiCo, Inc. ....................................     8,760
                                                                --------
                                                                  17,365
                                                                --------
            ENERGY -- 10.4%
     95     ConocoPhillips....................................     6,232
    244     Exxon Mobil Corp. ................................    14,939
     84     GlobalSantaFe Corp. ..............................     4,868
     92     Occidental Petroleum Corp. .......................     9,445
                                                                --------
                                                                  35,484
                                                                --------
            FINANCE -- 30.2%
     62     ACE Ltd. .........................................     3,142
     90     Aetna, Inc. ......................................     3,574
     63     Allstate Corp. ...................................     3,437
     87     American International Group, Inc. ...............     5,149
    293     Bank of America Corp. ............................    14,074
    113     Chubb Corp. ......................................     5,619
    254     Citigroup, Inc. ..................................    12,253
    104     Golden West Financial Corp. ......................     7,687
     60     Goldman Sachs Group, Inc. ........................     9,056
    289     Host Hotels & Resorts, Inc. ......................     6,320
    122     JP Morgan Chase & Co. ............................     5,109
     22     Merrill Lynch & Co., Inc. ........................     1,530
     38     National City Corp. ..............................     1,375
     41     PNC Financial Services Group, Inc. ...............     2,842
     44     SunTrust Banks, Inc. .............................     3,333
    108     US Bancorp........................................     3,320

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
     45     Washington Mutual, Inc. ..........................  $  2,028
    114     Wellpoint, Inc. (D)...............................     8,296
     73     Wells Fargo & Co. ................................     4,917
                                                                --------
                                                                 103,061
                                                                --------
            HEALTH CARE -- 9.7%
     79     Abbott Laboratories...............................     3,432
    123     Baxter International, Inc. .......................     4,514
    199     Boston Scientific Corp. (D).......................     3,349
    369     CVS Corp. ........................................    11,328
    167     Pfizer, Inc. .....................................     3,924
    148     Wyeth.............................................     6,568
                                                                --------
                                                                  33,115
                                                                --------
            SERVICES -- 3.9%
    100     Comcast Corp. Class A (D).........................     3,284
    733     Sun Microsystems, Inc. (D)........................     3,041
    207     Time Warner, Inc. ................................     3,574
     42     United Parcel Service, Inc. Class B...............     3,466
                                                                --------
                                                                  13,365
                                                                --------
            TECHNOLOGY -- 12.9%
    326     AT&T, Inc. .......................................     9,101
     46     Beckman Coulter, Inc. ............................     2,561
    228     BellSouth Corp. ..................................     8,239
    164     Cisco Systems, Inc. (D)...........................     3,203
      9     Embarq Corp. (D)..................................       361
    250     EMC Corp. (D).....................................     2,745
    161     General Electric Co. .............................     5,293
     53     Hewlett-Packard Co. ..............................     1,685
     51     Lockheed Martin Corp. ............................     3,637
    186     Motorola, Inc. ...................................     3,754
    176     Sprint Nextel Corp. ..............................     3,518
                                                                --------
                                                                  44,097
                                                                --------
            TRANSPORTATION -- 4.5%
     69     AMR Corp. (D).....................................     1,759
    125     General Dynamics Corp. ...........................     8,196
    338     Southwest Airlines Co. ...........................     5,533
                                                                --------
                                                                  15,488
                                                                --------
            UTILITIES -- 5.9%
     63     Dominion Resources, Inc. .........................     4,697
     21     Entergy Corp. ....................................     1,479
     88     Exelon Corp. .....................................     5,002
     70     FPL Group, Inc. ..................................     2,888
     77     SCANA Corp. ......................................     2,951
     52     TXU Corp. ........................................     3,091
                                                                --------
                                                                  20,108
                                                                --------
            Total common stock
              (cost $286,590).................................  $339,348
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE (W)
---------                                                       ---------
 SHORT-TERM INVESTMENTS -- 1.2%
            REPURCHASE AGREEMENTS -- 1.2%
 $1,551     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $  1,551
    486     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       486
  1,192     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................     1,192
     67     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................        67
    822     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       822
                                                                --------
            Total short-term investments
              (cost $4,118)...................................  $  4,118
                                                                --------
            Total investments in securities
              (cost $290,708) (C).............................  $343,466
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.98% of total net assets at June 30, 2006.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $291,767 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation.........................  $56,739
      Unrealized depreciation.........................   (5,040)
                                                        -------
      Net unrealized appreciation.....................  $51,699
                                                        =======

  (D)Currently non-income producing.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
 COMMON STOCK -- 99.1%
            BASIC MATERIALS -- 7.7%
    504     Alcoa, Inc. ......................................  $ 16,303
      5     Arkema ADR (D)....................................       204
    419     Chemtura Corp. ...................................     3,909
     80     Cytec Industries, Inc. ...........................     4,314
     52     DuPont (E.I.) de Nemours & Co. ...................     2,155
    164     Michelin (C.G.D.E.) Class B (A)(G)................     9,871
    216     Smurfit-Stone Container Corp. (D).................     2,358
    119     Temple-Inland, Inc. ..............................     5,114
                                                                --------
                                                                  44,228
                                                                --------
            CAPITAL GOODS -- 5.3%
     54     Alliant Techsystems, Inc. (D).....................     4,092
     68     Black & Decker Corp. .............................     5,769
     81     European Aeronautic Defence and Space Co. N.V.
              (A).............................................     2,329
    294     Goodrich Corp. ...................................    11,837
     61     Kennametal, Inc. .................................     3,785
     88     Varian Semiconductor Equipment Associates, Inc.
              (D)(G)..........................................     2,866
                                                                --------
                                                                  30,678
                                                                --------
            CONSUMER CYCLICAL -- 7.9%
    313     American Axle & Manufacturing Holdings, Inc. .....     5,354
    636     Foot Locker, Inc. ................................    15,566
    190     Lear Corp. (G)....................................     4,222
     64     Newell Rubbermaid, Inc. ..........................     1,645
    418     Ruby Tuesday, Inc. (G)............................    10,198
    197     TRW Automotive Holdings Corp. (D).................     5,380
     55     Walter Industries (G).............................     3,148
                                                                --------
                                                                  45,513
                                                                --------
            ENERGY -- 10.6%
    190     Exxon Mobil Corp. ................................    11,632
     71     GlobalSantaFe Corp. ..............................     4,106
     70     Marathon Oil Corp. ...............................     5,806
     81     Noble Corp. ......................................     6,043
    155     Noble Energy, Inc. ...............................     7,254
    334     Talisman Energy, Inc. ADR.........................     5,844
    210     Total S.A. ADR....................................    13,779
    270     UGI Corp. ........................................     6,647
                                                                --------
                                                                  61,111
                                                                --------
            FINANCE -- 26.8%
    303     ACE Ltd. .........................................    15,344
    118     Aetna, Inc. ......................................     4,712
    109     Allstate Corp. ...................................     5,955
     65     AMBAC Financial Group, Inc. ......................     5,288
    100     American International Group, Inc. ...............     5,893
    692     Apollo Investment Corp. ..........................    12,792
    612     Bank of America Corp. ............................    29,448
    133     Capital One Financial Corp. ......................    11,331
     72     CIT Group, Inc. ..................................     3,739
    428     Citigroup, Inc. ..................................    20,661
     86     Everest Re Group Ltd. ............................     7,410
     46     Golden West Financial Corp. ......................     3,413

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
            FINANCE -- (CONTINUED)
     74     ING Groep N.V.-Sponsored ADR......................  $  2,910
    259     KKR Financial Corp. ..............................     5,390
    210     Platinum Underwriters Holdings Ltd. ..............     5,862
    288     Royal Bank of Scotland Group plc (A)..............     9,438
     38     UBS AG............................................     4,147
                                                                --------
                                                                 153,733
                                                                --------
            HEALTH CARE -- 8.6%
     32     Astellas Pharma, Inc. (A).........................     1,176
    489     Boston Scientific Corp. (D).......................     8,230
     67     Cooper Companies, Inc. ...........................     2,967
    102     GlaxoSmithKline plc (A)...........................     2,855
     88     GlaxoSmithKline plc ADR...........................     4,927
    286     Impax Laboratories, Inc. (D)......................     1,786
     40     Lilly (Eli) & Co. ................................     2,194
     31     Sanofi-Aventis S.A. (A)...........................     2,982
    261     Sanofi-Aventis S.A. ADR...........................    12,701
    222     Wyeth.............................................     9,863
                                                                --------
                                                                  49,681
                                                                --------
            SERVICES -- 7.2%
     87     Avid Technology, Inc. (D)(G)......................     2,900
    137     Comcast Corp. Class A (D).........................     4,489
    366     Comcast Corp. Special Class A (D)(G)..............    12,011
    125     Entercom Communications Corp. ....................     3,278
     86     Liberty Global, Inc. (D)..........................     1,840
     87     Liberty Global, Inc. Class C (D)..................     1,786
    110     R.H. Donnelley Corp. (G)..........................     5,926
    251     Time Warner, Inc. ................................     4,337
    751     Unisys Corp. (D)..................................     4,715
                                                                --------
                                                                  41,282
                                                                --------
            TECHNOLOGY -- 19.6%
    145     Arrow Electronics, Inc. (D).......................     4,659
    573     Cinram International Income Fund..................    13,393
  1,129     Cisco Systems, Inc. (D)...........................    22,049
     37     Embarq Corp. (D)..................................     1,502
    151     Fairchild Semiconductor International, Inc. (D)...     2,736
    377     Flextronics International Ltd. (D)................     4,002
     31     MEMC Electronic Materials, Inc. (D)...............     1,151
    362     Microsoft Corp. ..................................     8,444
    162     NCR Corp. (D).....................................     5,936
    377     Powerwave Technologies, Inc. (D)..................     3,437
     77     QLogic Corp. (D)..................................     1,322
    259     Reynolds & Reynolds Co. Class A...................     7,956
     87     Seagate Technology................................     1,961
    336     Sprint Nextel Corp. ..............................     6,722
    200     Symantec Corp. (D)................................     3,100
    127     Tektronix, Inc. ..................................     3,748
    170     Telefonaktiebolaget LM Ericsson ADR (G)...........     5,600
    321     Tyco International Ltd. ..........................     8,836
    161     Verizon Communications, Inc. .....................     5,385
                                                                --------
                                                                 111,939
                                                                --------
            TRANSPORTATION -- 5.0%
     40     AirTran Holdings, Inc. (D)........................       590
    110     AMR Corp. (D).....................................     2,791

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ---------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
     88     Continental Airlines, Inc. (D)(G).................  $  2,622
    196     UAL Corp. (D)(G)..................................     6,089
     27     US Airways Group, Inc. (D)(G).....................     1,354
    219     US Airways Group, Inc. (D)(J).....................    11,062
    104     Yellow Roadway Corp. (D)..........................     4,362
                                                                --------
                                                                  28,870
                                                                --------
            UTILITIES -- 0.4%
     71     PPL Corp. ........................................     2,293
                                                                --------
            Total common stock
              (cost $520,319).................................  $569,328
                                                                --------
PRINCIPAL
AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 7.2%
            REPURCHASE AGREEMENTS -- 0.3%
 $  688     Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    688
    216     BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       216
    529     Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       529
     30     UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................        30
    364     UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       364
                                                                --------
                                                                   1,827
                                                                --------
                                                                MARKET
SHARES                                                          VALUE (W)
---------                                                       ---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.9%
 39,527     BNY Institutional Cash Reserve Fund...............  $ 39,527
                                                                --------
            Total short-term investments
              (cost $41,354)..................................  $ 41,354
                                                                --------
            Total investments in securities
              (cost $561,673) (C).............................  $610,682
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 16.03% of total net assets at June 30, 2006.

  (A)The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $39,713, which represents 6.91% of total net assets.

  (C)At June 30, 2006, the cost of securities for federal income tax purposes was $562,652 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $ 63,949
      Unrealized depreciation........................   (15,919)
                                                       --------
      Net unrealized appreciation....................  $ 48,030
                                                       ========

  (D)Currently non-income producing.

 (J) Securities exempt from registration under Regulation D of the Securities Act of 1933. These securities are determined to be liquid. At June 30, 2006, the market value of these securities was $11,062 which represents 1.92% of total net assets.

 (G) Security is partially on loan of June 30, 2006.

  (W)See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
British Pound                                    Sell              $591            $591           07/05/06              $--
Euro                                             Sell                36              36           07/05/06               --
Japanese Yen                                      Buy               302             297           07/03/06                5
Japanese Yen                                      Buy               399             392           07/03/06                7
                                                                                                                        ---
                                                                                                                        $12
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 JUNE 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------


                                                              HARTFORD ADVISERS         HARTFORD BLUE CHIP
                                                                  HLS FUND                STOCK HLS FUND
                                                              -----------------         ------------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $10,246,082                 $139,959
  Cash(+)...................................................             517                       --
  Foreign currency on deposit with custodian#...............              --                       --
  Unrealized appreciation in forward foreign currency
    contracts...............................................               2                       --
  Unrealized appreciation in forward foreign bonds..........              --                       --
  Receivables:
    Investment securities sold..............................         214,228                      173
    Fund shares sold........................................             577                       35
    Dividends and interest..................................          35,367                      118
    Variation Margin........................................             126                       --
  Other assets..............................................              43                        4
                                                                 -----------                 --------
Total assets................................................      10,496,942                  140,289
                                                                 -----------                 --------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................              85                       --
  Unrealized depreciation on forward foreign bonds..........
  Bank overdraft -- U.S. Dollars............................              --                       --
  Bank overdraft -- foreign cash#...........................              --                       --
  Payable upon return of securities loaned..................       1,740,286                       --
  Payables:
    Investment securities purchased.........................         155,514                       --
    Fund shares redeemed....................................           7,572                       48
    Dividends...............................................              --                       --
    Variation margin........................................             461                       --
    Forward foreign bonds...................................              --                       --
    Investment advisory and management fees.................             281                       10
    Administrative fee......................................             140                       --
    Distribution fees.......................................              25                       --
  Accrued expenses..........................................             764                        7
  Other liabilities.........................................              --                       --
                                                                 -----------                 --------
Total liabilities...........................................       1,905,128                       65
                                                                 -----------                 --------
Net assets..................................................     $ 8,591,814                 $140,224
                                                                 ===========                 ========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $ 8,086,394                 $132,098
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................         105,731                      239
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................         399,427                  (13,252)
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................             262                   21,139
                                                                 -----------                 --------
Net assets..................................................     $ 8,591,814                 $140,224
                                                                 ===========                 ========
Shares authorized...........................................       9,500,000                  700,000
                                                                 -----------                 --------
Par value...................................................     $     0.001                 $  0.001
                                                                 -----------                 --------
CLASS IA: Net asset value per share.........................     $     22.56                 $  18.50
                                                                 -----------                 --------
          Shares outstanding................................         325,633                    7,578
                                                                 -----------                 --------
          Net assets........................................     $ 7,346,475                 $140,224
                                                                 -----------                 --------
CLASS IB: Net asset value per share.........................     $     22.70                 $     --
                                                                 -----------                 --------
          Shares outstanding................................          54,865                       --
                                                                 -----------                 --------
          Net assets........................................     $ 1,245,339                 $     --
                                                                 -----------                 --------
@ Cost of securities........................................     $10,247,651                 $118,821
                                                                 -----------                 --------
@ Market value of securities on loan........................     $ 1,695,514                 $     --
                                                                 -----------                 --------
(+) Cash held as collateral on loaned securities............     $        --                 $     --
                                                                 -----------                 --------
# Cost of foreign currency on deposit with custodian........     $        --                 $     --
                                                                 -----------                 --------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD CAPITAL   HARTFORD CAPITAL         HARTFORD          HARTFORD DIVIDEND
      APPRECIATION      OPPORTUNITIES      DISCIPLINED EQUITY         & GROWTH         HARTFORD EQUITY     HARTFORD FOCUS
        HLS FUND           HLS FUND             HLS FUND              HLS FUND         INCOME HLS FUND        HLS FUND
    ----------------   ----------------   --------------------   -------------------   ---------------   ------------------
      $14,632,952          $ 11,746            $1,642,510            $7,472,541           $343,851            $81,401
              529                 3                 1,989                     4                  1                 --
            4,958                --                    --                    --                 --                 --
               --                --                    --                    --                 --                 --
               --                --                    --                    --                 --                 --
           59,052                --                 8,900                 9,902              1,449              1,147
            4,888                 5                 1,674                 2,316                727                471
           16,604                 7                 1,432                 7,165                635                108
               --                --                    --                    --                 --                 --
              137                 1                    14                    47                  9                  4
      -----------          --------            ----------            ----------           --------            -------
       14,712,120            11,762             1,656,519             7,491,975            346,672             83,131
      -----------          --------            ----------            ----------           --------            -------
                8                --                    --                    --                 --                  2
               --                --                    --                    --                 --                 --
               --                --                    --                    --                 --                 --
          824,503                --               128,270               921,286                 --                 --
          107,503                --                 5,653                14,895                 --                971
            6,827                 1                   634                 4,456                 84                 42
               --                --                    --                    --                 --                 --
               --                --                    78                    --                 --                 --
            4,479                --                    --                    --                 --                 --
              477                 1                    59                   232                 17                  4
              221                --                    25                   106                  6                  1
               54                --                     7                    30                  2                  1
            1,327                 5                    60                   237                  9                  6
               --                --                    --                    --                 --                 --
      -----------          --------            ----------            ----------           --------            -------
          945,399                 7               134,786               941,242                118              1,027
      -----------          --------            ----------            ----------           --------            -------
      $13,766,721          $ 11,755            $1,521,733            $6,550,733           $346,554            $82,104
      ===========          ========            ==========            ==========           ========            =======
      $11,042,980          $ 20,861            $1,457,057            $5,290,887           $309,534            $79,972
           57,712                24                 7,622                59,092              3,783                366
          973,792            (9,930)              (44,821)              337,781              8,934              5,685
        1,692,237               800               101,875               862,973             24,303             (3,919)
      -----------          --------            ----------            ----------           --------            -------
      $13,766,721          $ 11,755            $1,521,733            $6,550,733           $346,554            $82,104
      ===========          ========            ==========            ==========           ========            =======
        5,000,000           700,000             3,500,000             4,000,000            800,000            800,000
      -----------          --------            ----------            ----------           --------            -------
      $     0.001          $  0.001            $    0.001            $    0.001           $  0.001            $ 0.001
      -----------          --------            ----------            ----------           --------            -------
      $     52.63          $   6.94            $    12.88            $    21.66           $  12.80            $  9.47
      -----------          --------            ----------            ----------           --------            -------
          210,623             1,694                91,859               233,846             20,202              5,044
      -----------          --------            ----------            ----------           --------            -------
      $11,084,274          $ 11,755            $1,182,816            $5,064,049           $258,662            $47,758
      -----------          --------            ----------            ----------           --------            -------
      $     52.31          $     --            $    12.78            $    21.57           $  12.78            $  9.43
      -----------          --------            ----------            ----------           --------            -------
           51,280                --                26,515                68,931              6,879              3,642
      -----------          --------            ----------            ----------           --------            -------
      $ 2,682,447          $     --            $  338,917            $1,486,684           $ 87,892            $34,346
      -----------          --------            ----------            ----------           --------            -------
      $12,939,066          $ 10,946            $1,540,846            $6,609,568           $319,548            $85,320
      -----------          --------            ----------            ----------           --------            -------
      $   801,709          $     --            $  126,172            $  893,796           $     --            $    --
      -----------          --------            ----------            ----------           --------            -------
      $        --          $     --            $        3            $       --           $     --            $    --
      -----------          --------            ----------            ----------           --------            -------
      $     4,930          $     --            $       --            $       --           $     --            $    --
      -----------          --------            ----------            ----------           --------            -------


      HARTFORD GLOBAL    HARTFORD GLOBAL
     ADVISERS HLS FUND   LEADERS HLS FUND
     -----------------   ----------------
        $  498,169          $1,325,399
                --                  --
               147                 260
               750                  31
                51                  --
            42,237                 938
               108                 701
             1,653                 569
                 6                  --
                 8                  10
        ----------          ----------
           543,129           1,327,908
        ----------          ----------
               942                  --
                70                  --
                44                   2
                --                  --
            25,348             120,273
           104,744               4,777
               319                 482
                --                  --
                70                  --
            30,598                  --
                17                  48
                 6                  19
                 1                   5
                51                 192
                --                  --
        ----------          ----------
           162,210             125,798
        ----------          ----------
        $  380,919          $1,202,110
        ==========          ==========
        $  343,059          $1,013,236
             3,300               4,267
            15,327              71,662
            19,233             112,945
        ----------          ----------
        $  380,919          $1,202,110
        ==========          ==========
         1,000,000           3,400,000
        ----------          ----------
        $    0.001          $    0.001
        ----------          ----------
        $    12.62          $    19.52
        ----------          ----------
            24,979              47,488
        ----------          ----------
        $  315,321          $  927,132
        ----------          ----------
        $    12.57          $    19.43
        ----------          ----------
             5,221              14,151
        ----------          ----------
        $   65,598          $  274,978
        ----------          ----------
        $  478,439          $1,212,452
        ----------          ----------
        $   24,373          $  115,052
        ----------          ----------
        $       --          $       --
        ----------          ----------
        $      145          $      263
        ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 JUNE 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                HARTFORD GROWTH
                                                              HARTFORD GROWTH    OPPORTUNITIES
                                                                 HLS FUND          HLS FUND
                                                              ---------------   ---------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................     $569,762         $1,472,863
  Cash(+)...................................................            1                 23
  Foreign currency on deposit with custodian#...............           --                 --
  Unrealized appreciation in forward foreign currency
    contracts...............................................           --                 --
  Unrealized appreciation in forward foreign bonds..........           --                 --
  Receivables:
    Investment securities sold..............................        9,522             13,733
    Fund shares sold........................................          398              5,202
    Dividends and interest..................................          459                513
    Variation Margin........................................           --                 --
  Other assets..............................................           10                 27
                                                                 --------         ----------
Total assets................................................      580,152          1,492,361
                                                                 --------         ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --                202
  Unrealized depreciation on forward foreign bonds..........
  Bank overdraft -- U.S. Dollars............................           --                 --
  Bank overdraft -- foreign cash#...........................           --                 --
  Payable upon return of securities loaned..................           --            243,684
  Payables:
    Investment securities purchased.........................       16,858              5,624
    Fund shares redeemed....................................          419                317
    Dividends...............................................           --                 --
    Variation margin........................................           --                 --
    Forward foreign bonds...................................           --                 --
    Investment advisory and management fees.................           27                 60
    Administrative fee......................................            9                 --
    Distribution fees.......................................            4                  4
  Accrued expenses..........................................           20                 71
  Other liabilities.........................................           --                 --
                                                                 --------         ----------
Total liabilities...........................................       17,337            249,962
                                                                 --------         ----------
Net assets..................................................     $562,815         $1,242,399
                                                                 ========         ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................     $514,756         $1,044,635
Accumulated undistributed (distribution in excess of) net
  investment income (loss)..................................          605              1,785
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................       26,040            117,778
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................       21,414             78,201
                                                                 --------         ----------
Net assets..................................................     $562,815         $1,242,399
                                                                 ========         ==========
Shares authorized...........................................      800,000            700,000
                                                                 --------         ----------
  Par value.................................................     $  0.001         $    0.001
                                                                 --------         ----------
CLASS IA: Net asset value per share.........................     $  12.13         $    29.77
                                                                 --------         ----------
          Shares outstanding................................       30,293             35,461
                                                                 --------         ----------
          Net assets........................................     $367,359         $1,055,597
                                                                 --------         ----------
CLASS IB: Net asset value per share.........................     $  12.00         $    29.52
                                                                 --------         ----------
          Shares outstanding................................       16,293              6,328
                                                                 --------         ----------
          Net assets........................................     $195,456         $  186,802
                                                                 --------         ----------
@ Cost of securities........................................     $548,348         $1,394,654
                                                                 --------         ----------
@ Market value of securities on loan........................     $     --         $  237,506
                                                                 --------         ----------
(+) Cash held as collateral on loaned securities............     $     --         $       --
                                                                 --------         ----------
# Cost of foreign currency on deposit with custodian........     $     --         $       --
                                                                 --------         ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                 HARTFORD            HARTFORD
                                           INTERNATIONAL CAPITAL   INTERNATIONAL        HARTFORD              HARTFORD
    HARTFORD HIGH YIELD   HARTFORD INDEX       APPRECIATION        OPPORTUNITIES   INTERNATIONAL SMALL   INTERNATIONAL STOCK
         HLS FUND            HLS FUND            HLS FUND            HLS FUND       COMPANY HLS FUND          HLS FUND
    -------------------   --------------   ---------------------   -------------   -------------------   -------------------
         $842,852           $2,081,574           $913,552           $1,947,844          $405,895             $  119,822
              243                   --                 33                  159                 1                     --
            5,634                   --                377                   --                 7                     --
              169                   --                255                  335               866                     --
               --                   --                 --                   --                --                     --
            4,628                   76              4,834               13,708             2,021                    141
            2,123                  335                582                1,527               356                     --
           12,285                2,062                507                2,965             1,325                    300
               --                    3                 --                   --                --                     --
               10                   29                 10                   36                 8                      3
         --------           ----------           --------           ----------          --------             ----------
          867,944            2,084,079            920,150            1,966,574           410,479                120,266
         --------           ----------           --------           ----------          --------             ----------
              106                   --                 40                  761               579                     --
               --                  729                 --                   --                --                    113
               --                   --                 --                  154                --                     23
          141,236              254,994            175,046              163,553            73,684                 21,716
           32,442                  116             23,883               80,987             1,595                    528
              633                4,390                536                  919               262                    146
               --                   --                 --                   --                --                     --
               --                   50                 --                   --                --                     --
               --                   --                 --                   --                --                     --
               30                   30                 34                   65                17                      7
               11                   30                 11                   27                 5                     --
                5                    5                  5                    7                 2                     --
               38                  124                 94                  267                48                     10
               --                   --                 --                   --                --                     --
         --------           ----------           --------           ----------          --------             ----------
          174,501              260,468            199,649              246,740            76,192                 22,543
         --------           ----------           --------           ----------          --------             ----------
         $693,443           $1,823,611           $720,501           $1,719,834          $334,287             $   97,723
         ========           ==========           ========           ==========          ========             ==========
         $725,488           $1,567,087           $601,593           $1,424,047          $281,725             $   88,410
           25,047               14,886              4,536               21,704             2,328                  1,417
          (46,587)              32,461             59,321              130,484            33,247                 (8,056)
          (10,505)             209,177             55,051              143,599            16,987                 15,952
         --------           ----------           --------           ----------          --------             ----------
         $693,443           $1,823,611           $720,501           $1,719,834          $334,287             $   97,723
         ========           ==========           ========           ==========          ========             ==========
        2,800,000            4,000,000            800,000            2,625,000           800,000                700,000
         --------           ----------           --------           ----------          --------             ----------
         $  0.001           $    0.001           $  0.001           $    0.001          $  0.001             $    0.001
         --------           ----------           --------           ----------          --------             ----------
         $   9.29           $    30.56           $  13.24           $    14.66          $  16.18             $    16.06
         --------           ----------           --------           ----------          --------             ----------
           46,856               51,377             34,375               94,274            14,682                  6,085
         --------           ----------           --------           ----------          --------             ----------
         $435,421           $1,570,185           $455,223           $1,382,503          $237,571             $   97,723
         --------           ----------           --------           ----------          --------             ----------
         $   9.20           $    30.41           $  13.15           $    14.76          $  16.04             $       --
         --------           ----------           --------           ----------          --------             ----------
           28,032                8,333             20,173               22,858             6,028                     --
         --------           ----------           --------           ----------          --------             ----------
         $258,022           $  253,426           $265,278           $  337,331          $ 96,716             $       --
         --------           ----------           --------           ----------          --------             ----------
         $853,526           $1,872,875           $858,563           $1,803,614          $389,215             $  103,867
         --------           ----------           --------           ----------          --------             ----------
         $136,143           $  245,641           $166,007           $  161,148          $ 69,996             $   20,634
         --------           ----------           --------           ----------          --------             ----------
         $     --           $       --           $     --           $       --          $     --             $       --
         --------           ----------           --------           ----------          --------             ----------
         $  5,653           $       --           $    381           $     (151)         $      8             $      (23)
         --------           ----------           --------           ----------          --------             ----------


        HARTFORD         HARTFORD
     LARGECAP GROWTH   MIDCAP STOCK
        HLS FUND         HLS FUND
     ---------------   -------------
        $ 60,609         $ 53,493
              --               --
              --               --
              --               --
              --               --
              --               --
              19               33
              54               24
              --               --
               6                4
        --------         --------
          60,688           53,554
        --------         --------
              --               --
              --               --
              --               --
              --              481
              --               --
              82               --
              --               --
              --               --
              --               --
               4                4
              --               --
              --               --
               4                4
              --               --
        --------         --------
              90              489
        --------         --------
        $ 60,598         $ 53,065
        ========         ========
        $ 96,340         $ 46,151
             157              (34)
         (38,930)           4,122
           3,031            2,826
        --------         --------
        $ 60,598         $ 53,065
        ========         ========
         700,000          700,000
        --------         --------
        $  0.001         $  0.001
        --------         --------
        $   9.42         $  11.62
        --------         --------
           6,434            4,565
        --------         --------
        $ 60,598         $ 53,065
        --------         --------
        $     --         $     --
        --------         --------
              --               --
        --------         --------
        $     --         $     --
        --------         --------
        $ 57,578         $ 50,667
        --------         --------
        $     --         $    464
        --------         --------
        $     --         $     --
        --------         --------
        $     --         $     --
        --------         --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD          HARTFORD
                                                              MONEY MARKET   MORTGAGE SECURITIES
                                                                HLS FUND          HLS FUND
                                                              ------------   -------------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................   $1,909,952        $  607,891
  Cash(+)...................................................          101                 1
  Foreign currency on deposit with custodian#...............           --                --
  Unrealized appreciation in forward foreign currency
    contracts...............................................           --                --
  Unrealized appreciation in forward foreign bonds..........           --                --
  Receivables:
    Investment securities sold..............................           --               201
    Fund shares sold........................................        5,484             1,460
    Dividends and interest..................................        3,245             2,690
    Variation Margin........................................           --                17
  Other assets..............................................          496                 5
                                                               ----------        ----------
Total assets................................................    1,919,278           612,265
                                                               ----------        ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................           --                --
  Unrealized depreciation on forward foreign bonds
  Bank overdraft -- U.S. Dollars............................           --                --
  Bank overdraft -- foreign cash#...........................           --                --
  Payable upon return of securities loaned..................           --                --
  Payables:
    Investment securities purchased.........................           --            44,651
    Fund shares redeemed....................................       22,840               876
    Dividends...............................................           --                --
    Variation margin........................................           --                --
    Forward foreign bonds...................................           --                --
    Investment advisory and management fees.................           39                12
    Administrative fee......................................           31                 9
    Distribution fees.......................................            6                 3
  Accrued expenses..........................................          141                34
  Other liabilities.........................................           --                --
                                                               ----------        ----------
Total liabilities...........................................       23,057            45,585
                                                               ----------        ----------
Net assets..................................................   $1,896,221        $  566,680
                                                               ==========        ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................   $1,896,221        $  587,771
Accumulated undistributed (distribution in excess of ) net
  investment income (loss)..................................           --            14,663
Accumulated net realized gain (loss) on investments and
  foreign currency transactions.............................           --           (20,470)
Unrealized appreciation (depreciation) of investments and
  the translations of assets and liabilities denominated in
  foreign currency..........................................           --           (15,284)
                                                               ----------        ----------
Net assets..................................................   $1,896,221        $  566,680
                                                               ==========        ==========
Shares authorized...........................................    7,000,000         1,200,000
                                                               ----------        ----------
Par value...................................................   $    0.001        $    0.001
                                                               ----------        ----------
CLASS IA: Net asset value per share.........................   $     1.00        $    10.87
                                                               ----------        ----------
          Shares outstanding................................    1,587,423            38,854
                                                               ----------        ----------
          Net assets........................................   $1,587,423        $  422,289
                                                               ----------        ----------
CLASS IB: Net asset value per share.........................   $     1.00        $    10.79
                                                               ----------        ----------
          Shares outstanding................................      308,798            13,388
                                                               ----------        ----------
          Net assets........................................   $  308,798        $  144,391
                                                               ----------        ----------
@ Cost of securities........................................   $1,909,952        $  623,161
                                                               ----------        ----------
@ Market value of securities on loan........................   $       --        $       --
                                                               ----------        ----------
(+)   Cash held as collateral on loaned securities..........   $       --        $       --
                                                               ----------        ----------
#  Cost of foreign currency on deposit with custodian.......   $       --        $       --
                                                               ----------        ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD                                                                       HARTFORD U.S.
     SMALLCAP GROWTH   HARTFORD SMALLCAP   HARTFORD STOCK   HARTFORD TOTAL RETURN       GOVERNMENT        HARTFORD VALUE HLS
        HLS FUND        VALUE HLS FUND        HLS FUND          BOND HLS FUND       SECURITIES HLS FUND          FUND
     ---------------   -----------------   --------------   ---------------------   -------------------   ------------------
       $1,258,626          $ 99,370          $5,389,609          $4,963,159             $1,098,362             $343,466
                2                --                 356                   2                     --                   --
               --                --                  --               5,702                     28                   --
               --                --                   2               2,738                     --                   --
               --                --                  --                  --                     --                   --
            4,030             8,698             224,411             166,723                     --                1,504
              551                --                 503               2,232                    994                  191
              537               222               6,082              32,250                  6,907                  428
               --                13                  --                  --                     --                   --
               18                 5                  13                  19                      3                    4
       ----------          --------          ----------          ----------             ----------             --------
        1,263,764           108,308           5,620,976           5,172,825              1,106,294              345,593
       ----------          --------          ----------          ----------             ----------             --------
               --                --                  78              11,980                     --                   --
               --                22                  --                  --                     --                   --
               --                --                  --                  --                     --                   --
          302,399                --             323,685             543,735                 22,413                   --
            7,783             7,394             155,369             759,673                145,370                3,384
              965                49               3,223               5,374                    325                  463
               --                --                  --                  --                     --                   --
               --                --                 107                  --                     72                   --
               --                --                  --                  --                     --                   --
               46                 7                 108                  82                     35                   17
               --                --                  83                  63                     --                    6
                5                --                  15                  21                      6                    3
               38                12                 453                 150                     34                   13
               --                --                  --                  --                     --                   --
       ----------          --------          ----------          ----------             ----------             --------
          311,236             7,484             483,121           1,321,078                168,255                3,886
       ----------          --------          ----------          ----------             ----------             --------
       $  952,528          $100,824          $5,137,855          $3,851,747             $  938,039             $341,707
       ==========          ========          ==========          ==========             ==========             ========
       $  850,959          $ 81,727          $4,956,850          $3,918,144             $  968,774             $267,164
            1,285               882              37,527              85,321                 19,630                2,012
           52,900            17,004             103,008             (72,714)               (35,258)              19,773
           47,384             1,211              40,470             (79,004)               (15,107)              52,758
       ----------          --------          ----------          ----------             ----------             --------
       $  952,528          $100,824          $5,137,855          $3,851,747             $  938,039             $341,707
       ==========          ========          ==========          ==========             ==========             ========
          700,000           700,000           4,000,000           5,000,000                700,000              800,000
       ----------          --------          ----------          ----------             ----------             --------
       $    0.001          $  0.001          $    0.001          $    0.001             $    0.001             $  0.001
       ----------          --------          ----------          ----------             ----------             --------
       $    21.01          $  14.31          $    49.67          $    11.16             $    10.70             $  11.67
       ----------          --------          ----------          ----------             ----------             --------
           33,743             7,034              88,943             252,267                 59,238               17,943
       ----------          --------          ----------          ----------             ----------             --------
       $  708,989          $100,645          $4,417,464          $2,814,400             $  633,574             $209,336
       ----------          --------          ----------          ----------             ----------             --------
       $    20.94          $  14.26          $    49.50          $    11.09             $    10.66             $  11.62
       ----------          --------          ----------          ----------             ----------             --------
           11,632                13              14,552              93,534                 28,573               11,390
       ----------          --------          ----------          ----------             ----------             --------
       $  243,539          $    179          $  720,391          $1,037,347             $  304,465             $132,371
       ----------          --------          ----------          ----------             ----------             --------
       $1,211,242          $ 98,200          $5,349,033          $5,033,010             $1,113,464             $290,708
       ----------          --------          ----------          ----------             ----------             --------
       $  294,444          $     --          $  312,479          $  533,355             $   21,967             $     --
       ----------          --------          ----------          ----------             ----------             --------
       $        1          $     --          $       --          $       --             $       --             $     --
       ----------          --------          ----------          ----------             ----------             --------
       $       --          $     --          $       --          $    5,648             $       28             $     --
       ----------          --------          ----------          ----------             ----------             --------

      HARTFORD VALUE
     OPPORTUNITIES HLS
           FUND
     -----------------
         $610,682
               26
              243
               12
               --
            3,934
              548
              697
               --
                8
         --------
          616,150
         --------
               --
               --
               --
           39,527
            1,586
              218
               --
               --
               --
               29
               --
                3
               23
               --
         --------
           41,386
         --------
         $574,764
         ========
         $498,613
            3,879
           23,258
           49,014
         --------
         $574,764
         ========
          700,000
         --------
         $  0.001
         --------
         $  18.58
         --------
           22,732
         --------
         $422,328
         --------
         $  18.47
         --------
            8,255
         --------
         $152,436
         --------
         $561,673
         --------
         $ 38,779
         --------
         $     --
         --------
         $    243
         --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENT OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD ADVISERS         HARTFORD BLUE CHIP
                                                                  HLS FUND                STOCK HLS FUND
                                                              -----------------         ------------------
INVESTMENT INCOME:
  Dividends.................................................      $  56,541                  $   838
  Interest..................................................         78,846                       20
  Securities lending........................................          2,920                       --
  Less: Foreign tax withheld................................         (2,455)                      (9)
                                                                  ---------                  -------
    Total investment income, net............................        135,852                      849
                                                                  ---------                  -------
EXPENSES:
  Investment management and advisory fees...................         18,338                      658
  Administrative services fees..............................          9,131                       --
  Distribution fees -- Class IB.............................          1,647                       --
  Custodian fees............................................            340                       10
  Accounting services.......................................            685                       --
  Board of Directors' fees..................................             77                        1
  Other expenses............................................            730                       16
                                                                  ---------                  -------
    Total expenses (before waivers and fees paid
     indirectly)............................................         30,948                      685
  Expense waivers...........................................             --                      (75)
  Fees paid indirectly......................................           (827)                      --
                                                                  ---------                  -------
    Total waivers and fees paid indirectly..................           (827)                     (75)
                                                                  ---------                  -------
    Total expenses, net.....................................         30,121                      610
                                                                  ---------                  -------
  Net investment income (loss)..............................        105,731                      239
                                                                  ---------                  -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................        438,952                    5,903
  Net realized gain (loss) on swaps, futures and options
    contracts...............................................            880                       --
  Net realized gain (loss) on foreign currency
    transactions............................................            (49)                      --
                                                                  ---------                  -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............        439,783                    5,903
                                                                  ---------                  -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................       (522,356)                  (7,591)
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................          1,372                       --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...             48                        1
                                                                  ---------                  -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................       (520,936)                  (7,590)
                                                                  ---------                  -------
NET GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............        (81,153)                  (1,687)
                                                                  ---------                  -------
PAYMENT FROM AFFILIATE (SEE NOTE 3D OF ACCOMPANYING NOTES TO
  FINANCIAL STATEMENTS).....................................             --                       --
                                                                  ---------                  -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $  24,578                  $(1,448)
                                                                  =========                  =======


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD CAPITAL   HARTFORD CAPITAL
    APPRECIATION HLS     OPPORTUNITIES     HARTFORD DISCIPLINED   HARTFORD DIVIDEND &   HARTFORD EQUITY   HARTFORD FOCUS
          FUND             HLS FUND          EQUITY HLS FUND        GROWTH HLS FUND     INCOME HLS FUND      HLS FUND
    ----------------   -----------------   --------------------   -------------------   ---------------   --------------
       $ 104,489             $  79               $12,006               $ 81,506             $ 5,019          $   802
           4,517                 1                 1,031                  1,860                  93               21
           1,419                --                    63                    566                  --               --
          (3,385)               (1)                   (5)                (1,677)                (18)             (52)
       ---------             -----               -------               --------             -------          -------
         107,040                79                13,095                 82,255               5,094              771
       ---------             -----               -------               --------             -------          -------
          30,879                56                 3,523                 14,416               1,004              290
          14,327                --                 1,454                  6,580                 328               89
           3,528                --                   430                  1,895                 103               48
           1,884                 2                    11                     13                   4               11
           1,075                --                   109                    494                  25                7
             119                --                     6                     54                   2                1
             659                 9                    97                    367                  18               16
       ---------             -----               -------               --------             -------          -------
          52,471                67                 5,630                 23,819               1,484              462
              --               (12)                   --                     --                (164)             (45)
          (1,064)               --                   (52)                  (258)                 (9)             (12)
       ---------             -----               -------               --------             -------          -------
          (1,064)              (12)                  (52)                  (258)               (173)             (57)
       ---------             -----               -------               --------             -------          -------
          51,407                55                 5,578                 23,561               1,311              405
       ---------             -----               -------               --------             -------          -------
          55,633                24                 7,517                 58,694               3,783              366
       ---------             -----               -------               --------             -------          -------
         982,164               368                21,726                346,947               9,035            5,843
          (3,787)               --                   148                     --                  --               --
             286                --                    --                     --                  --               (7)
       ---------             -----               -------               --------             -------          -------
         978,663               368                21,874                346,947               9,035            5,836
       ---------             -----               -------               --------             -------          -------
        (500,853)             (532)               (7,699)               (59,807)              9,220           (8,160)
          (1,704)               --                   697                     --                  --               --
            (293)               --                    --                     --                  --               (2)
       ---------             -----               -------               --------             -------          -------
        (502,850)             (532)               (7,002)               (59,807)              9,220           (8,162)
       ---------             -----               -------               --------             -------          -------
         475,813              (164)               14,872                287,140              18,255           (2,326)
       ---------             -----               -------               --------             -------          -------
              --                --                   105                    398                  --               --
       ---------             -----               -------               --------             -------          -------
       $ 531,446             $(140)              $22,494               $346,232             $22,038          $(1,960)
       =========             =====               =======               ========             =======          =======


      HARTFORD GLOBAL    HARTFORD GLOBAL
     ADVISERS HLS FUND   LEADERS HLS FUND
     -----------------   ----------------
          $ 1,840            $  9,473
            3,011                 261
               55                 317
             (182)               (871)
          -------            --------
            4,724               9,180
          -------            --------
            1,101               3,056
              396               1,234
               85                 355
               71                 278
               30                  93
                4                  11
               35                  96
          -------            --------
            1,722               5,123
               --                  --
              (61)               (210)
          -------            --------
              (61)               (210)
          -------            --------
            1,661               4,913
          -------            --------
            3,063               4,267
          -------            --------
           17,746              76,414
             (766)                 --
             (710)               (183)
          -------            --------
           16,270              76,231
          -------            --------
           (8,223)            (17,958)
             (371)                 --
              111                  (7)
          -------            --------
           (8,483)            (17,965)
          -------            --------
            7,787              58,266
          -------            --------
               --                  --
          -------            --------
          $10,850            $ 62,533
          =======            ========

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                           HARTFORD GROWTH
                                                                HARTFORD GROWTH             OPPORTUNITIES
                                                                   HLS FUND                   HLS FUND
                                                              -------------------         -----------------
INVESTMENT INCOME:
  Dividends.................................................       $  2,561                   $   4,791
  Interest..................................................            355                         423
  Securities lending........................................             --                         694
  Less: Foreign tax withheld................................            (22)                       (241)
                                                                   --------                   ---------
    Total investment income, net............................          2,894                       5,667
                                                                   --------                   ---------
EXPENSES:
  Investment management and advisory fees...................          1,676                       3,848
  Administrative services fees..............................            568                          --
  Distribution fees -- Class IB.............................            253                         240
  Custodian fees............................................              7                         126
  Accounting services.......................................             43                          --
  Board of Directors' fees..................................              4                           8
  Other expenses............................................             47                          95
                                                                   --------                   ---------
    Total expenses (before waivers and fees paid
     indirectly)............................................          2,598                       4,317
  Expense waivers...........................................             --                          --
  Fees paid indirectly......................................            (56)                       (178)
                                                                   --------                   ---------
    Total waivers and fees paid indirectly..................            (56)                       (178)
                                                                   --------                   ---------
    Total expenses, net.....................................          2,542                       4,139
                                                                   --------                   ---------
  Net investment income (loss)..............................            352                       1,528
                                                                   --------                   ---------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................         26,098                     118,573
  Net realized gain (loss) on swaps, futures and options
    contracts...............................................             --                          --
  Net realized gain (loss) on foreign currency
    transactions............................................             (5)                        (13)
                                                                   --------                   ---------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:......        (26,093)                    118,560
                                                                   --------                   ---------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................        (43,107)                   (105,145)
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................             --                          --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...             --                         (12)
                                                                   --------                   ---------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................        (43,107)                   (105,157)
                                                                   --------                   ---------
NET GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............        (17,014)                     13,403
                                                                   --------                   ---------
PAYMENT FROM AFFILIATE (SEE NOTE 3D OF ACCOMPANYING NOTES TO
  FINANCIAL STATEMENTS).....................................            253                         257
                                                                   --------                   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................       $(16,409)                  $  15,188
                                                                   ========                   =========


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                     HARTFORD              HARTFORD
         HARTFORD                              INTERNATIONAL CAPITAL     INTERNATIONAL          HARTFORD
        HIGH YIELD          HARTFORD INDEX       APPRECIATION HLS      OPPORTUNITIES HLS   INTERNATIONAL SMALL
         HLS FUND              HLS FUND                FUND                  FUND           COMPANY HLS FUND
    -------------------   ------------------   ---------------------   -----------------   -------------------
          $    --              $ 17,997              $  7,792              $ 29,956              $ 4,961
           27,530                   234                   691                   991                  183
              253                    99                   281                 1,200                  188
               --                    --                  (984)               (3,743)                (641)
          -------              --------              --------              --------              -------
           27,783                18,330                 7,780                28,404                4,691
          -------              --------              --------              --------              -------
            1,864                 1,917                 2,074                 4,028                1,064
              707                 1,918                   687                 1,691                  334
              331                   329                   328                   426                  129
               21                    55                   213                   616                  132
               53                   144                    51                   127                   25
                5                    15                     4                    12                    2
               75                   118                    44                   126                   28
          -------              --------              --------              --------              -------
            3,056                 4,496                 3,401                 7,026                1,714
             (177)                 (959)                   --                    --                   --
              (14)                   (3)                 (157)                 (322)                 (41)
          -------              --------              --------              --------              -------
             (191)                 (962)                 (157)                 (322)                 (41)
          -------              --------              --------              --------              -------
            2,865                 3,534                 3,244                 6,704                1,673
          -------              --------              --------              --------              -------
           24,918                14,796                 4,536                21,700                3,018
          -------              --------              --------              --------              -------
           (4,701)               52,673                61,444               156,844               33,403
              (17)                  (73)                   --                    --                   --
               39                    --                  (173)               (1,335)                 309
          -------              --------              --------              --------              -------
           (4,679)               52,600                61,271               155,509               33,712
          -------              --------              --------              --------              -------
           (1,859)              (17,427)              (19,790)              (32,017)              (6,317)
               --                   639                    --                    --                   --
              715                    --                    66                  (619)                (383)
          -------              --------              --------              --------              -------
           (1,144)              (16,788)              (19,724)              (32,636)              (6,700)
          -------              --------              --------              --------              -------
           (5,823)               35,812                41,547               122,873               27,012
          -------              --------              --------              --------              -------
              129                    90                    --                    --                   --
          -------              --------              --------              --------              -------
          $19,224              $ 50,698              $ 46,083              $144,573              $30,030
          =======              ========              ========              ========              =======


          HARTFORD            HARTFORD           HARTFORD
     INTERNATIONAL STOCK   LARGECAP GROWTH     MIDCAP STOCK
          HLS FUND            HLS FUND           HLS FUND
     -------------------   ---------------   ----------------
           $ 2,051             $   418           $   149
                32                  10                31
                49                  --                 1
              (266)                 (5)               --
           -------             -------           -------
             1,866                 423               181
           -------             -------           -------
               420                 287               251
                --                  --                --
                --                  --                --
                30                   3                 4
                --                  --                --
                 1                   1                 1
                14                   7                15
           -------             -------           -------
               465                 298               271
                --                 (32)              (56)
               (16)                 --                --
           -------             -------           -------
               (16)                (32)              (56)
           -------             -------           -------
               449                 266               215
           -------             -------           -------
             1,417                 157               (34)
           -------             -------           -------
             8,590               1,834             4,851
                --                  --                --
               (84)                 --                --
           -------             -------           -------
             8,506               1,834             4,851
           -------             -------           -------
            (1,448)             (3,007)           (2,832)
                --                  --                --
                (2)                 --                --
           -------             -------           -------
            (1,450)             (3,007)           (2,832)
           -------             -------           -------
             7,056              (1,173)            2,019
           -------             -------           -------
                --                  --                --
           -------             -------           -------
           $ 8,473             $(1,016)          $ 1,985
           =======             =======           =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD                  HARTFORD
                                                               MONEY MARKET           MORTGAGE SECURITIES
                                                                 HLS FUND                  HLS FUND
                                                              ---------------         -------------------
INVESTMENT INCOME:
  Dividends.................................................      $    --                  $     --
  Interest..................................................       38,050                    15,876
  Securities lending........................................           --                        --
  Less: Foreign tax withheld................................           --                        --
                                                                  -------                  --------
    Total investment income, net............................       38,050                    15,876
                                                                  -------                  --------
EXPENSES:
  Investment management and advisory fees...................        1,987                       736
  Administrative services fees..............................        1,590                       589
  Distribution fees -- Class IB.............................          336                       191
  Custodian fees............................................            5                         8
  Accounting services.......................................          119                        44
  Board of Directors' fees..................................           16                         5
  Other expenses............................................          188                        47
                                                                  -------                  --------
    Total expenses (before waivers and fees paid
     indirectly)............................................        4,241                     1,620
  Expense waivers...........................................           --                        --
  Fees paid indirectly......................................           (3)                       (6)
                                                                  -------                  --------
    Total waivers and fees paid indirectly..................           (3)                       (6)
                                                                  -------                  --------
    Total expenses, net.....................................        4,238                     1,614
                                                                  -------                  --------
  Net investment income (loss)..............................       33,812                    14,262
                                                                  -------                  --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................           --                    (3,139)
  Net realized gain (loss) on swaps, futures and options
    contracts...............................................           --                      (379)
  Net realized gain (loss) on foreign currency
    transactions............................................           --                        --
                                                                  -------                  --------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:......           --                    (3,518)
                                                                  -------                  --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................           --                   (11,766)
  Net unrealized appreciation (depreciation) of futures and
    options contracts.......................................           --                       (14)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           --                        --
                                                                  -------                  --------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................           --                   (11,780)
                                                                  -------                  --------
NET GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............           --                   (15,298)
                                                                  -------                  --------
PAYMENT FROM AFFILIATE (SEE NOTE 3D OF ACCOMPANYING NOTES TO
  FINANCIAL STATEMENTS).....................................           --                        --
                                                                  -------                  --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $33,812                  $ (1,036)
                                                                  =======                  ========


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD                                                                              HARTFORD
     SMALLCAP GROWTH    HARTFORD SMALLCAP     HARTFORD STOCK     HARTFORD TOTAL RETURN     U.S. GOVERNMENT       HARTFORD VALUE
        HLS FUND         VALUE HLS FUND          HLS FUND            BOND HLS FUND       SECURITIES HLS FUND        HLS FUND
    -----------------   -----------------   ------------------   ---------------------   -------------------   ------------------
        $  4,173            $  1,146            $  51,755              $     367              $     --              $ 3,499
             251                 189                  554                 97,022                22,004                   72
             668                  --                  704                    600                   212                    3
              (4)                 --               (2,034)                    --                    --                   (1)
        --------            --------            ---------              ---------              --------              -------
           5,088               1,335               50,979                 97,989                22,216                3,573
        --------            --------            ---------              ---------              --------              -------
           3,104                 449                7,009                  4,970                 2,063                1,021
              --                  --                5,433                  3,803                    --                  334
             349                  --                  947                  1,306                   390                  165
              11                  19                  243                     70                    55                    5
              --                  --                  408                    285                    --                   25
               7                  --                   47                     33                     7                    3
              89                  33                  400                    232                    75                   28
        --------            --------            ---------              ---------              --------              -------
           3,560                 501               14,487                 10,699                 2,590                1,581
              --                  --                   --                     --                    --                   --
            (107)                (48)                (775)                   (52)                   (5)                 (20)
        --------            --------            ---------              ---------              --------              -------
            (107)                (48)                (775)                   (52)                   (5)                 (20)
        --------            --------            ---------              ---------              --------              -------
           3,453                 453               13,712                 10,647                 2,585                1,561
        --------            --------            ---------              ---------              --------              -------
           1,635                 882               37,267                 87,342                19,631                2,012
        --------            --------            ---------              ---------              --------              -------
          55,741              16,777              394,848                (62,632)              (13,779)              20,831
              --                   3                   --                  1,477                    52                   --
              --                  --                  (32)                 7,981                    24                   --
        --------            --------            ---------              ---------              --------              -------
          55,741              16,780              394,816                (53,174)              (13,703)              20,831
        --------            --------            ---------              ---------              --------              -------
         (55,340)            (11,405)            (371,468)               (50,764)               (6,538)               1,503
              --                  41                 (107)                    --                    (5)                  --
              --                  --                   42                 (6,645)                   55                   --
        --------            --------            ---------              ---------              --------              -------
         (55,340)            (11,364)            (371,533)               (57,409)               (6,488)               1,503
        --------            --------            ---------              ---------              --------              -------
             401               5,416               23,283               (110,583)              (20,191)              22,334
        --------            --------            ---------              ---------              --------              -------
            (350)                 --                  260                    107                    --                   --
        --------            --------            ---------              ---------              --------              -------
        $  1,686            $  6,298            $  60,810              $ (23,134)             $   (560)             $24,346
        ========            ========            =========              =========              ========              =======

      HARTFORD VALUE
       OPPORTUNITIES
         HLS FUND
     -----------------
          $ 5,653
               94
              107
             (199)
          -------
            5,655
          -------
            1,767
               --
              198
               17
               --
                4
               44
          -------
            2,030
               --
              (34)
          -------
              (34)
          -------
            1,996
          -------
            3,659
          -------
           24,231
               --
                6
          -------
           24,237
          -------
           (2,777)
               --
                6
          -------
           (2,771)
          -------
           21,466
          -------
              220
          -------
          $25,345
          =======

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      HARTFORD ADVISERS HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................     $  105,731                $   196,156
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        439,783                    906,755
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................       (520,936)                  (420,729)
  Payment from affiliate....................................             --                         --
                                                                 ----------                -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         24,578                    682,182
                                                                 ----------                -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................             --                   (272,290)
    Class IB................................................             --                    (39,286)
  From net realized gain on investments
    Class IA................................................             --                   (351,514)
    Class IB................................................             --                    (58,538)
  From tax-return of capital
    Class IA................................................             --                   (118,875)
    Class IB................................................             --                    (19,797)
                                                                 ----------                -----------
    Total distributions.....................................             --                   (860,300)
                                                                 ----------                -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        119,845                    187,216
      Issued on reinvestment of distributions...............             --                    742,679
      Redeemed..............................................       (953,460)                (2,318,933)
                                                                 ----------                -----------
    Total capital share transactions........................       (833,615)                (1,389,038)
                                                                 ----------                -----------
    Class IB
      Sold..................................................         12,511                     63,508
      Issued on reinvestment of distributions...............             --                    117,621
      Redeemed..............................................       (135,230)                  (252,096)
                                                                 ----------                -----------
    Total capital share transactions........................       (122,719)                   (70,967)
                                                                 ----------                -----------
  Net increase (decrease) from capital share transactions...       (956,334)                (1,460,005)
                                                                 ----------                -----------
  Net increase (decrease) in net assets.....................       (931,756)                (1,638,123)
NET ASSETS:
  Beginning of period.......................................      9,523,570                 11,161,693
                                                                 ----------                -----------
  End of period.............................................     $8,591,814                $ 9,523,570
                                                                 ==========                ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................     $  105,731                $        --
                                                                 ==========                ===========
SHARES:
    Class IA
      Sold..................................................          5,231                      8,100
      Issued on reinvestment of distributions...............             --                     32,735
      Redeemed..............................................        (41,676)                   (99,678)
                                                                 ----------                -----------
    Total share activity....................................        (36,445)                   (58,843)
                                                                 ----------                -----------
    Class IB
      Sold..................................................            541                      2,719
      Issued on reinvestment of distributions...............             --                      5,150
      Redeemed..............................................         (5,874)                   (10,778)
                                                                 ----------                -----------
    Total share activity....................................         (5,333)                    (2,909)
                                                                 ----------                -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD BLUE CHIP STOCK HLS FUND     HARTFORD CAPITAL APPRECIATION HLS FUND    HARTFORD CAPITAL OPPORTUNITIES HLS FUND
    -------------------------------------   ---------------------------------------   ---------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH       FOR THE YEAR      FOR THE SIX MONTH       FOR THE YEAR
      PERIOD ENDED            ENDED            PERIOD ENDED            ENDED             PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006      DECEMBER 31, 2005      JUNE 30, 2006      DECEMBER 31, 2005
    -----------------   -----------------   ------------------   ------------------   ------------------   ------------------
       (UNAUDITED)                             (UNAUDITED)                               (UNAUDITED)
        $    239            $    515           $    55,633          $    96,479            $    24              $    44
           5,903               5,402               978,663            2,125,947                368                   32
          (7,590)              2,519              (502,850)            (294,622)              (532)                (147)
              --                  --                    --                   --                 --                   --
        --------            --------           -----------          -----------            -------              -------
          (1,448)              8,436               531,446            1,927,804               (140)                 (71)
        --------            --------           -----------          -----------            -------              -------
             (73)             (1,289)                   --              (99,634)                --                  (42)
              --                  --                    --              (15,790)                --                   --
              --                  --              (459,050)          (1,510,221)                --                   --
              --                  --              (111,839)            (373,818)                --                   --
              --                  --                    --                   --                 --                  (11)
              --                  --                    --                   --                 --                   --
        --------            --------           -----------          -----------            -------              -------
             (73)             (1,289)             (570,889)          (1,999,463)                --                  (53)
        --------            --------           -----------          -----------            -------              -------
           1,621               2,729               488,374              980,291                453                  915
              73               1,289               459,050            1,609,855                 --                   53
         (14,969)            (29,847)           (1,150,292)          (1,962,162)            (1,974)              (2,808)
        --------            --------           -----------          -----------            -------              -------
         (13,275)            (25,829)             (202,868)             627,984             (1,521)              (1,840)
        --------            --------           -----------          -----------            -------              -------
              --                  --                67,082              325,619                 --                   --
              --                  --               111,839              389,608                 --                   --
              --                  --              (281,062)            (418,122)                --                   --
        --------            --------           -----------          -----------            -------              -------
              --                  --              (102,141)             297,105                 --                   --
        --------            --------           -----------          -----------            -------              -------
         (13,275)            (25,829)             (305,009)             925,089             (1,521)              (1,840)
        --------            --------           -----------          -----------            -------              -------
         (14,796)            (18,682)             (344,452)             853,430             (1,661)              (1,964)
         155,020             173,702            14,111,173           13,257,743             13,416               15,380
        --------            --------           -----------          -----------            -------              -------
        $140,224            $155,020           $13,766,721          $14,111,173            $11,755              $13,416
        ========            ========           ===========          ===========            =======              =======
        $    239            $     73           $    57,712          $     2,079            $    24              $    --
        ========            ========           ===========          ===========            =======              =======
              86                 155                 8,881               17,986                 64                  133
               4                  72                 8,943               30,675                 --                    8
            (786)             (1,687)              (20,793)             (36,297)              (277)                (407)
        --------            --------           -----------          -----------            -------              -------
            (696)             (1,460)               (2,969)              12,364               (213)                (266)
        --------            --------           -----------          -----------            -------              -------
              --                  --                 1,220                6,092                 --                   --
              --                  --                 2,192                7,457                 --                   --
              --                  --                (5,094)              (7,702)                --                   --
        --------            --------           -----------          -----------            -------              -------
              --                  --                (1,682)               5,847                 --                   --
        --------            --------           -----------          -----------            -------              -------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD DISCIPLINED EQUITY HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................     $    7,517                $   11,779
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................         21,874                    78,302
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................         (7,002)                  (12,263)
  Payment from affiliate....................................            105                        --
                                                                 ----------                ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         22,494                    77,818
                                                                 ----------                ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (571)                  (11,182)
    Class IB................................................             --                    (2,973)
  From net realized gain on investments
    Class IA................................................             --                        --
    Class IB................................................             --                        --
  From tax-return of capital
    Class IA................................................             --                        --
    Class IB................................................             --                        --
                                                                 ----------                ----------
    Total distributions.....................................           (571)                  (14,155)
                                                                 ----------                ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        211,145                   347,973
      Issued on reinvestment of distributions...............            571                    11,182
      Redeemed..............................................        (64,912)                 (156,297)
                                                                 ----------                ----------
    Total capital share transactions........................        146,804                   202,858
                                                                 ----------                ----------
    Class IB
      Sold..................................................         16,130                    80,477
      Issued on reinvestment of distributions...............             --                     2,973
      Redeemed..............................................        (22,935)                  (31,269)
                                                                 ----------                ----------
    Total capital share transactions........................         (6,805)                   52,181
                                                                 ----------                ----------
  Net increase (decrease) from capital share transactions...        139,999                   255,039
                                                                 ----------                ----------
  Net increase (decrease) in net assets.....................        161,922                   318,702
NET ASSETS:
  Beginning of period.......................................      1,359,811                 1,041,109
                                                                 ----------                ----------
  End of period.............................................     $1,521,733                $1,359,811
                                                                 ==========                ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................     $    7,622                $      571
                                                                 ==========                ==========
SHARES:
    Class IA
      Sold..................................................         16,267                    28,356
      Issued on reinvestment of distributions...............             46                       886
      Redeemed..............................................         (5,000)                  (12,853)
                                                                 ----------                ----------
    Total share activity....................................         11,313                    16,389
                                                                 ----------                ----------
    Class IB
      Sold..................................................          1,253                     6,744
      Issued on reinvestment of distributions...............             --                       237
      Redeemed..............................................         (1,781)                   (2,575)
                                                                 ----------                ----------
    Total share activity....................................           (528)                    4,406
                                                                 ----------                ----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD DIVIDEND & GROWTH HLS FUND       HARTFORD EQUITY INCOME HLS FUND             HARTFORD FOCUS HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
       $   58,694          $  103,335           $  3,783            $  5,128            $    366            $    562
          346,947             247,944              9,035                 915               5,836               7,485
          (59,807)             18,268              9,220               6,664              (8,162)               (247)
              398                  --                 --                  --                  --                  --
       ----------          ----------           --------            --------            --------            --------
          346,232             369,547             22,038              12,707              (1,960)              7,800
       ----------          ----------           --------            --------            --------            --------
           (1,884)            (91,433)              (239)             (3,760)                (13)               (860)
               --             (23,657)                --              (1,110)                 --                (501)
          (44,605)           (211,926)              (587)                 --              (3,809)             (1,785)
          (13,188)            (64,731)              (200)                 --              (2,777)             (1,463)
               --                  --                 --                  --                  --                  --
               --                  --                 --                  --                  --                  --
       ----------          ----------           --------            --------            --------            --------
          (59,677)           (391,747)            (1,026)             (4,870)             (6,599)             (4,609)
       ----------          ----------           --------            --------            --------            --------
          303,756             702,681             36,556             161,389               5,024              12,484
           46,489             303,359                826               3,760               3,822               2,645
         (485,994)           (729,202)           (25,514)            (29,739)             (8,818)            (13,662)
       ----------          ----------           --------            --------            --------            --------
         (135,749)            276,838             11,868             135,410                  28               1,467
       ----------          ----------           --------            --------            --------            --------
           34,616             183,594             10,420              59,757               1,726               6,808
           13,188              88,388                201               1,110               2,777               1,964
         (133,206)           (154,365)            (7,515)             (8,618)             (8,519)             (9,886)
       ----------          ----------           --------            --------            --------            --------
          (85,402)            117,617              3,106              52,249              (4,016)             (1,114)
       ----------          ----------           --------            --------            --------            --------
         (221,151)            394,455             14,974             187,659              (3,988)                353
       ----------          ----------           --------            --------            --------            --------
           65,404             372,255             35,986             195,496             (12,547)              3,544
        6,485,329           6,113,074            310,568             115,072              94,651              91,107
       ----------          ----------           --------            --------            --------            --------
       $6,550,733          $6,485,329           $346,554            $310,568            $ 82,104            $ 94,651
       ==========          ==========           ========            ========            ========            ========
       $   59,092          $    1,884           $  3,783            $    239            $    366            $     13
       ==========          ==========           ========            ========            ========            ========
           14,181              33,702              2,926              13,691                 475               1,217
            2,199              14,549                 65                 310                 409                 267
          (22,585)            (34,828)            (2,043)             (2,494)               (827)             (1,360)
       ----------          ----------           --------            --------            --------            --------
           (6,205)             13,423                948              11,507                  57                 124
       ----------          ----------           --------            --------            --------            --------
            1,613               8,897                832               5,122                 164                 666
              627               4,254                 16                  92                 298                 200
           (6,177)             (7,409)              (596)               (727)               (804)               (987)
       ----------          ----------           --------            --------            --------            --------
           (3,937)              5,742                252               4,487                (342)               (121)
       ----------          ----------           --------            --------            --------            --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   HARTFORD GLOBAL ADVISERS HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................      $  3,063                  $  6,504
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        16,270                    20,248
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................        (8,483)                  (14,739)
  Payment from affiliate....................................            --                        --
                                                                  --------                  --------
  Net increase (decrease) in net assets resulting from
    operations..............................................        10,850                    12,013
                                                                  --------                  --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (2,901)                  (12,430)
    Class IB................................................          (441)                   (2,383)
  From net realized gain on investments
    Class IA................................................        (1,845)                       --
    Class IB................................................          (386)                       --
  From tax-return of capital
    Class IA................................................            --                        --
    Class IB................................................            --                        --
                                                                  --------                  --------
    Total distributions.....................................        (5,573)                  (14,813)
                                                                  --------                  --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        11,019                    30,360
      Issued on reinvestment of distributions...............         4,746                    12,430
      Redeemed..............................................       (36,886)                  (71,319)
                                                                  --------                  --------
    Total capital share transactions........................       (21,121)                  (28,529)
                                                                  --------                  --------
    Class IB
      Sold..................................................         4,286                    15,851
      Issued on reinvestment of distributions...............           827                     2,383
      Redeemed..............................................       (11,865)                  (33,084)
                                                                  --------                  --------
    Total capital share transactions........................        (6,752)                  (14,850)
                                                                  --------                  --------
  Net increase (decrease) from capital share transactions...       (27,873)                  (43,379)
                                                                  --------                  --------
  Net increase (decrease) in net assets.....................       (22,596)                  (46,179)
NET ASSETS:
  Beginning of period.......................................       403,515                   449,694
                                                                  --------                  --------
  End of period.............................................      $380,919                  $403,515
                                                                  ========                  ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $  3,300                  $  3,579
                                                                  ========                  ========
SHARES:
    Class IA
      Sold..................................................           854                     2,493
      Issued on reinvestment of distributions...............           384                     1,014
      Redeemed..............................................        (2,873)                   (5,848)
                                                                  --------                  --------
    Total share activity....................................        (1,635)                   (2,341)
                                                                  --------                  --------
    Class IB
      Sold..................................................           333                     1,312
      Issued on reinvestment of distributions...............            67                       196
      Redeemed..............................................          (929)                   (2,749)
                                                                  --------                  --------
    Total share activity....................................          (529)                   (1,241)
                                                                  --------                  --------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD GLOBAL LEADERS HLS FUND            HARTFORD GROWTH HLS FUND          HARTFORD GROWTH OPPORTUNITIES HLS FUND
    -------------------------------------   -------------------------------------   ---------------------------------------
  FOR THE SIX MONTH       FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH       FOR THE YEAR
    PERIOD ENDED              ENDED           PERIOD ENDED            ENDED            PERIOD ENDED            ENDED
    JUNE 30, 2006       DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006      DECEMBER 31, 2005
---------------------   -----------------   -----------------   -----------------   ------------------   ------------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
       $    4,267          $    8,291           $    352            $    (364)          $    1,528           $    2,979
           76,231              77,137             26,093                6,503              118,560              131,569
          (17,965)            (57,471)           (43,107)              21,713             (105,157)              28,121
               --                  --                253                  440                  257                1,140
       ----------          ----------           --------            ---------           ----------           ----------
           62,533              27,957            (16,409)              28,292               15,188              163,809
       ----------          ----------           --------            ---------           ----------           ----------
             (845)             (7,384)                --                   --                 (717)              (1,991)
               --              (1,309)                --                   --                   --                   --
           (7,575)                 --             (1,845)             (12,015)             (24,580)             (62,345)
           (2,256)                 --               (995)              (7,929)              (4,298)             (11,118)
               --                  --                 --                   --                   --                   --
               --                  --                 --                   --                   --                   --
       ----------          ----------           --------            ---------           ----------           ----------
          (10,676)             (8,693)            (2,840)             (19,944)             (29,595)             (75,454)
       ----------          ----------           --------            ---------           ----------           ----------
           54,542              75,573             74,780              212,798              138,979              320,008
            8,420               7,384              1,845               12,015               25,297               64,336
         (111,337)           (165,723)           (42,084)            (134,784)            (109,652)            (295,764)
       ----------          ----------           --------            ---------           ----------           ----------
          (48,375)            (82,766)            34,541               90,029               54,624               88,580
       ----------          ----------           --------            ---------           ----------           ----------
           12,253              47,667             15,313               52,952               32,357               67,825
            2,256               1,309                995                7,929                4,298               11,118
          (31,470)            (47,937)           (20,448)             (27,963)             (26,555)             (25,366)
       ----------          ----------           --------            ---------           ----------           ----------
          (16,961)              1,039             (4,140)              32,918               10,100               53,577
       ----------          ----------           --------            ---------           ----------           ----------
          (65,336)            (81,727)            30,401              122,947               64,724              142,157
       ----------          ----------           --------            ---------           ----------           ----------
          (13,479)            (62,463)            11,152              131,295               50,317              230,512
        1,215,589           1,278,052            551,663              420,368            1,192,082              961,570
       ----------          ----------           --------            ---------           ----------           ----------
       $1,202,110          $1,215,589           $562,815            $ 551,663           $1,242,399           $1,192,082
       ==========          ==========           ========            =========           ==========           ==========
       $    4,267          $      845           $    605            $      --           $    1,785           $      717
       ==========          ==========           ========            =========           ==========           ==========
            2,793               4,330              5,881               17,662                4,423               11,178
              449                 404                154                  992                  874                2,155
           (5,674)             (9,391)            (3,290)             (11,119)              (3,511)             (10,378)
       ----------          ----------           --------            ---------           ----------           ----------
           (2,432)             (4,657)             2,745                7,535                1,786                2,955
       ----------          ----------           --------            ---------           ----------           ----------
              621               2,759              1,251                4,471                1,039                2,434
              121                  72                 84                  661                  150                  375
           (1,600)             (2,736)            (1,631)              (2,346)                (869)                (915)
       ----------          ----------           --------            ---------           ----------           ----------
             (858)                 95               (296)               2,786                  320                1,894
       ----------          ----------           --------            ---------           ----------           ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     HARTFORD HIGH YIELD HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................      $  24,918                $    48,916
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................         (4,679)                     2,598
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................         (1,144)                   (40,161)
  Payment from affiliate....................................            129                      4,027
                                                                  ---------                -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         19,224                     15,380
                                                                  ---------                -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (33,439)                   (30,128)
    Class IB................................................        (19,522)                   (18,501)
  From net realized gain on investments
    Class IA................................................             --                         --
    Class IB................................................             --                         --
  From tax-return of capital
    Class IA................................................             --                         --
    Class IB................................................             --                         --
                                                                  ---------                -----------
    Total distributions.....................................        (52,961)                   (48,629)
                                                                  ---------                -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................         89,253                  1,060,510
      Issued on reinvestment of distributions...............         33,439                     30,128
      Redeemed..............................................       (109,932)                (1,146,072)
                                                                  ---------                -----------
    Total capital share transactions........................         12,760                    (55,434)
                                                                  ---------                -----------
    Class IB
      Sold..................................................         24,805                     59,094
      Issued on reinvestment of distributions...............         19,522                     18,501
      Redeemed..............................................        (46,304)                  (101,068)
                                                                  ---------                -----------
    Total capital share transactions........................         (1,977)                   (23,473)
                                                                  ---------                -----------
  Net increase (decrease) from capital share transactions...         10,783                    (78,907)
                                                                  ---------                -----------
  Net increase (decrease) in net assets.....................        (22,954)                  (112,156)
NET ASSETS:
  Beginning of period.......................................        716,397                    828,553
                                                                  ---------                -----------
  End of period.............................................      $ 693,443                $   716,397
                                                                  =========                ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $  25,047                $    52,961
                                                                  =========                ===========
SHARES:
    Class IA
      Sold..................................................          9,027                    106,553
      Issued on reinvestment of distributions...............          3,621                      3,143
      Redeemed..............................................        (11,077)                  (114,963)
                                                                  ---------                -----------
    Total share activity....................................          1,571                     (5,267)
                                                                  ---------                -----------
    Class IB
      Sold..................................................          2,494                      5,980
      Issued on reinvestment of distributions...............          2,134                      1,947
      Redeemed..............................................         (4,683)                   (10,289)
                                                                  ---------                -----------
    Total share activity....................................            (55)                    (2,362)
                                                                  ---------                -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                   HARTFORD INTERNATIONAL                  HARTFORD INTERNATIONAL
           HARTFORD INDEX HLS FUND              CAPITAL APPRECIATION HLS FUND              OPPORTUNITIES HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
       $   14,796          $   29,486           $  4,536            $  4,629           $   21,700          $   16,314
           52,600             112,925             61,271              14,958              155,509             196,600
          (16,788)            (55,752)           (19,724)             27,783              (32,636)            (14,194)
               90                  --                 --                  --                   --                  --
       ----------          ----------           --------            --------           ----------          ----------
           50,698              86,659             46,083              47,370              144,573             198,720
       ----------          ----------           --------            --------           ----------          ----------
           (1,153)            (32,716)              (310)             (2,955)             (16,704)                 --
               --              (4,176)                --              (1,223)                  --                  --
         (104,096)            (56,659)            (5,975)            (15,233)                  --                  --
          (16,970)             (8,074)            (3,534)            (10,934)                  --                  --
               --                  --                 --                  --                   --                  --
               --                  --                 --                  --                   --                  --
       ----------          ----------           --------            --------           ----------          ----------
         (122,219)           (101,625)            (9,819)            (30,345)             (16,704)                 --
       ----------          ----------           --------            --------           ----------          ----------
           53,899             207,714             85,308             188,636              178,363             228,878
          105,249              89,375              6,285              18,188               16,704                  --
         (229,446)           (555,228)           (28,406)            (54,517)            (163,083)           (191,381)
       ----------          ----------           --------            --------           ----------          ----------
          (70,298)           (258,139)            63,187             152,307               31,984              37,497
       ----------          ----------           --------            --------           ----------          ----------
           26,432              57,766             27,973             114,389               29,993              94,277
           16,970              12,250              3,534              12,157                   --                  --
          (42,975)            (58,337)           (25,584)            (26,637)             (41,064)            (62,078)
       ----------          ----------           --------            --------           ----------          ----------
              427              11,679              5,923              99,909              (11,071)             32,199
       ----------          ----------           --------            --------           ----------          ----------
          (69,871)           (246,460)            69,110             252,216               20,913              69,696
       ----------          ----------           --------            --------           ----------          ----------
         (141,392)           (261,426)           105,374             269,241              148,782             268,416
        1,965,003           2,226,429            615,127             345,886            1,571,052           1,302,636
       ----------          ----------           --------            --------           ----------          ----------
       $1,823,611          $1,965,003           $720,501            $615,127           $1,719,834          $1,571,052
       ==========          ==========           ========            ========           ==========          ==========
       $   14,886          $    1,153           $  4,536            $    310           $   21,704          $   16,708
       ==========          ==========           ========            ========           ==========          ==========
            1,644               6,556              6,316              15,991               12,333              18,714
            3,512               2,832                495               1,562                1,190                  --
           (6,993)            (17,524)            (2,138)             (4,614)             (11,332)            (15,599)
       ----------          ----------           --------            --------           ----------          ----------
           (1,837)             (8,136)             4,673              12,939                2,191               3,115
       ----------          ----------           --------            --------           ----------          ----------
              807               1,840              2,097               9,852                2,056               7,839
              569                 390                280               1,056                   --                  --
           (1,321)             (1,852)            (1,934)             (2,272)              (2,838)             (5,150)
       ----------          ----------           --------            --------           ----------          ----------
               55                 378                443               8,636                 (782)              2,689
       ----------          ----------           --------            --------           ----------          ----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     HARTFORD INTERNATIONAL SMALL
                                                                           COMPANY HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................      $  3,018                  $  2,324
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        33,712                    23,748
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................        (6,700)                   12,694
  Payment from affiliate....................................            --                        --
                                                                  --------                  --------
  Net increase (decrease) in net assets resulting from
    operations..............................................        30,030                    38,766
                                                                  --------                  --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          (701)                   (4,436)
    Class IB................................................          (178)                   (1,943)
  From net realized gain on investments
    Class IA................................................        (2,746)                  (19,153)
    Class IB................................................        (1,141)                   (9,955)
  From tax-return of capital
    Class IA................................................            --                        --
    Class IB................................................            --                        --
                                                                  --------                  --------
    Total distributions.....................................        (4,766)                  (35,487)
                                                                  --------                  --------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        59,335                   115,303
      Issued on reinvestment of distributions...............         3,447                    23,589
      Redeemed..............................................       (36,158)                  (30,886)
                                                                  --------                  --------
    Total capital share transactions........................        26,624                   108,006
                                                                  --------                  --------
    Class IB
      Sold..................................................        14,500                    38,303
      Issued on reinvestment of distributions...............         1,319                    11,898
      Redeemed..............................................       (19,289)                  (14,379)
                                                                  --------                  --------
    Total capital share transactions........................        (3,470)                   35,822
                                                                  --------                  --------
  Net increase (decrease) from capital share transactions...        23,154                   143,828
                                                                  --------                  --------
  Net increase (decrease) in net assets.....................        48,418                   147,107
NET ASSETS:
  Beginning of period.......................................       285,869                   138,762
                                                                  --------                  --------
  End of period.............................................      $334,287                  $285,869
                                                                  ========                  ========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $  2,328                  $    189
                                                                  ========                  ========
SHARES:
    Class IA
      Sold..................................................         3,631                     7,743
      Issued on reinvestment of distributions...............           221                     1,634
      Redeemed..............................................        (2,227)                   (2,106)
                                                                  --------                  --------
    Total share activity....................................         1,625                     7,271
                                                                  --------                  --------
    Class IB
      Sold..................................................           895                     2,613
      Issued on reinvestment of distributions...............            85                       833
      Redeemed..............................................        (1,215)                     (980)
                                                                  --------                  --------
    Total share activity....................................          (235)                    2,466
                                                                  --------                  --------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD INTERNATIONAL STOCK HLS FUND     HARTFORD LARGECAP GROWTH HLS FUND        HARTFORD MIDCAP STOCK HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
         $ 1,417            $  1,617             $   157            $    228             $   (34)            $  (216)
           8,506               8,911               1,834                 (38)              4,851               2,112
          (1,450)               (344)             (3,007)                474              (2,832)                491
              --                  --                  --                  --                  --                  --
         -------            --------             -------            --------             -------             -------
           8,473              10,184              (1,016)                664               1,985               2,387
         -------            --------             -------            --------             -------             -------
          (1,457)             (1,248)                (30)               (595)                 --                  (7)
              --                  --                  --                  --                  --                  --
              --                  --                  --                  --                (497)             (8,156)
              --                  --                  --                  --                  --                  --
              --                  --                  --                  --                  --                  --
              --                  --                  --                  --                  --                  --
         -------            --------             -------            --------             -------             -------
          (1,457)             (1,248)                (30)               (595)               (497)             (8,163)
         -------            --------             -------            --------             -------             -------
           1,576               3,710               2,158              25,291               1,344               2,896
           1,457               1,248                  30                 595                 497               8,163
          (8,455)            (14,347)             (9,680)            (16,585)             (5,473)             (9,804)
         -------            --------             -------            --------             -------             -------
          (5,422)             (9,389)             (7,492)              9,301              (3,632)              1,255
         -------            --------             -------            --------             -------             -------
              --                  --                  --                  --                  --                  --
              --                  --                  --                  --                  --                  --
              --                  --                  --                  --                  --                  --
         -------            --------             -------            --------             -------             -------
              --                  --                  --                  --                  --                  --
         -------            --------             -------            --------             -------             -------
          (5,422)             (9,389)             (7,492)              9,301              (3,632)              1,255
         -------            --------             -------            --------             -------             -------
           1,594                (453)             (8,538)              9,370              (2,144)             (4,521)
          96,129              96,582              69,136              59,766              55,209              59,730
         -------            --------             -------            --------             -------             -------
         $97,723            $ 96,129             $60,598            $ 69,136             $53,065             $55,209
         =======            ========             =======            ========             =======             =======
         $ 1,417            $  1,457             $   157            $     30             $   (34)            $    --
         =======            ========             =======            ========             =======             =======
              98                 273                 226               2,672                 112                 245
              95                  94                   3                  63                  44                 729
            (528)             (1,035)             (1,002)             (1,767)               (457)               (838)
         -------            --------             -------            --------             -------             -------
            (335)               (668)               (773)                968                (301)                136
         -------            --------             -------            --------             -------             -------
              --                  --                  --                  --                  --                  --
              --                  --                  --                  --                  --                  --
              --                  --                  --                  --                  --                  --
         -------            --------             -------            --------             -------             -------
              --                  --                  --                  --                  --                  --
         -------            --------             -------            --------             -------             -------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD MONEY MARKET HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................     $   33,812                $    44,998
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................             --                          3
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................             --                         --
  Payment from affiliate....................................             --                         --
                                                                 ----------                -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         33,812                     45,001
                                                                 ----------                -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (28,377)                   (38,276)
    Class IB................................................         (5,435)                    (6,722)
  From net realized gain on investments
    Class IA................................................             --                         (2)
    Class IB................................................             --                         (1)
  From tax-return of capital
    Class IA................................................             --                         --
    Class IB................................................             --                         --
                                                                 ----------                -----------
    Total distributions.....................................        (33,812)                   (45,001)
                                                                 ----------                -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................      1,067,815                  4,751,573
      Issued on reinvestment of distributions...............         28,517                     41,530
      Redeemed..............................................       (862,745)                (4,733,793)
                                                                 ----------                -----------
    Total capital share transactions........................        233,587                     59,310
                                                                 ----------                -----------
    Class IB
      Sold..................................................        149,694                    237,251
      Issued on reinvestment of distributions...............          5,461                      7,288
      Redeemed..............................................       (110,397)                  (233,306)
                                                                 ----------                -----------
    Total capital share transactions........................         44,758                     11,233
                                                                 ----------                -----------
  Net increase (decrease) from capital share transactions...        278,345                     70,543
                                                                 ----------                -----------
  Net increase (decrease) in net assets.....................        278,345                     70,543
NET ASSETS:
  Beginning of period.......................................      1,617,876                  1,547,333
                                                                 ----------                -----------
  End of period.............................................     $1,896,221                $ 1,617,876
                                                                 ==========                ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................     $       --                $        --
                                                                 ==========                ===========
SHARES:
    Class IA
      Sold..................................................      1,067,815                  4,751,574
      Issued on reinvestment of distributions...............         28,517                     41,530
      Redeemed..............................................       (862,745)                (4,733,793)
                                                                 ----------                -----------
    Total share activity....................................        233,587                     59,311
                                                                 ----------                -----------
    Class IB
      Sold..................................................        149,694                    237,250
      Issued on reinvestment of distributions...............          5,461                      7,288
      Redeemed..............................................       (110,397)                  (233,306)
                                                                 ----------                -----------
    Total share activity....................................         44,758                     11,232
                                                                 ----------                -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD MORTGAGE SECURITIES HLS FUND     HARTFORD SMALLCAP GROWTH HLS FUND       HARTFORD SMALLCAP VALUE HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
        $  14,262           $ 27,875            $   1,285           $  1,122            $     882           $  1,010
           (3,518)            (5,212)              55,741             78,932               16,780             12,660
          (11,780)            (7,517)             (55,340)            13,575              (11,364)            (5,275)
               --                 --                   --              1,892                   --                 --
        ---------           --------            ---------           --------            ---------           --------
           (1,036)            15,146                1,686             95,521                6,298              8,395
        ---------           --------            ---------           --------            ---------           --------
          (22,528)           (20,104)                  --             (2,640)                  --             (1,554)
           (7,440)            (6,761)                  --               (359)                  --                 (1)
               --                 --                   --            (38,240)              (2,144)           (25,314)
               --                 --                   --            (14,866)                  (4)               (26)
               --                 --                   --             (9,243)                  --                 --
               --                 --                   --             (3,594)                  --                 --
        ---------           --------            ---------           --------            ---------           --------
          (29,968)           (26,865)                  --            (68,942)              (2,148)           (26,895)
        ---------           --------            ---------           --------            ---------           --------
           18,376             89,049               91,350            556,140                2,262              9,237
           22,528             20,104                   --             50,123                2,144             26,867
          (53,058)          (164,139)             (89,263)          (424,352)             (11,255)           (28,569)
        ---------           --------            ---------           --------            ---------           --------
          (12,154)           (54,986)               2,087            181,911               (6,849)             7,535
        ---------           --------            ---------           --------            ---------           --------
            4,299             16,701               33,726             77,064                   34                119
            7,440              6,761                   --             18,820                    4                 28
          (22,532)           (37,529)             (60,998)           (33,653)                 (11)               (14)
        ---------           --------            ---------           --------            ---------           --------
          (10,793)           (14,067)             (27,272)            62,231                   27                133
        ---------           --------            ---------           --------            ---------           --------
          (22,947)           (69,053)             (25,185)           244,142               (6,822)             7,668
        ---------           --------            ---------           --------            ---------           --------
          (53,951)           (80,772)             (23,499)           270,721               (2,672)           (10,832)
          620,631            701,403              976,027            705,306              103,496            114,328
        ---------           --------            ---------           --------            ---------           --------
        $ 566,680           $620,631            $ 952,528           $976,027            $ 100,824           $103,496
        =========           ========            =========           ========            =========           ========
        $  14,663           $ 30,369            $   1,285           $     --            $     882           $     --
        =========           ========            =========           ========            =========           ========
            1,605              7,669                4,168             27,199                  158                577
            2,080              1,755                   --              2,423                  156              1,877
           (4,630)           (14,142)              (4,156)           (20,752)                (782)            (1,833)
        ---------           --------            ---------           --------            ---------           --------
             (945)            (4,718)                  12              8,870                 (468)               621
        ---------           --------            ---------           --------            ---------           --------
              377              1,449                1,567              3,811                    3                  7
              692                594                   --                912                   --                  2
           (1,982)            (3,266)              (2,988)            (1,643)                  (1)                --
        ---------           --------            ---------           --------            ---------           --------
             (913)            (1,223)              (1,421)             3,080                    2                  9
        ---------           --------            ---------           --------            ---------           --------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        HARTFORD STOCK HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................     $   37,267                $    69,252
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        394,816                    542,806
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................       (371,533)                   (91,561)
  Payment from affiliate....................................            260                         --
                                                                 ----------                -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         60,810                    520,497
                                                                 ----------                -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (835)                   (91,246)
    Class IB................................................             --                    (11,661)
  From net realized gain on investments
    Class IA................................................             --                         --
    Class IB................................................             --                         --
  From tax-return of capital
    Class IA................................................             --                         --
    Class IB................................................             --                         --
                                                                 ----------                -----------
    Total distributions.....................................           (835)                  (102,907)
                                                                 ----------                -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        111,865                    288,047
      Issued on reinvestment of distributions...............            835                     91,246
      Redeemed..............................................       (535,486)                (1,611,066)
                                                                 ----------                -----------
    Total capital share transactions........................       (422,786)                (1,231,773)
                                                                 ----------                -----------
    Class IB
      Sold..................................................         18,299                    103,222
      Issued on reinvestment of distributions...............             --                     11,661
      Redeemed..............................................        (75,408)                  (119,161)
                                                                 ----------                -----------
    Total capital share transactions........................        (57,109)                    (4,278)
                                                                 ----------                -----------
  Net increase (decrease) from capital share transactions...       (479,895)                (1,236,051)
                                                                 ----------                -----------
  Net increase (decrease) in net assets.....................       (419,920)                  (818,461)
NET ASSETS:
  Beginning of period.......................................      5,557,775                  6,376,236
                                                                 ----------                -----------
  End of period.............................................     $5,137,855                $ 5,557,775
                                                                 ==========                ===========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................     $   37,527                $       835
                                                                 ==========                ===========
SHARES:
    Class IA
      Sold..................................................          2,219                      6,202
      Issued on reinvestment of distributions...............             17                      1,889
      Redeemed..............................................        (10,582)                   (34,543)
                                                                 ----------                -----------
    Total share activity....................................         (8,346)                   (26,452)
                                                                 ----------                -----------
    Class IB
      Sold..................................................            362                      2,244
      Issued on reinvestment of distributions...............             --                        242
      Redeemed..............................................         (1,495)                    (2,555)
                                                                 ----------                -----------
    Total share activity....................................         (1,133)                       (69)
                                                                 ----------                -----------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                  HARTFORD U.S. GOVERNMENT
     HARTFORD TOTAL RETURN BOND HLS FUND             SECURITIES HLS FUND                   HARTFORD VALUE HLS FUND
    -------------------------------------   -------------------------------------   -------------------------------------
    FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR      FOR THE SIX MONTH     FOR THE YEAR
      PERIOD ENDED            ENDED           PERIOD ENDED            ENDED           PERIOD ENDED            ENDED
      JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005     JUNE 30, 2006     DECEMBER 31, 2005
    -----------------   -----------------   -----------------   -----------------   -----------------   -----------------
       (UNAUDITED)                             (UNAUDITED)                             (UNAUDITED)
       $   87,342          $   146,946          $  19,631           $  30,650           $  2,012            $   4,025
          (53,174)               8,818            (13,703)            (10,913)            20,831               10,537
          (57,409)             (70,299)            (6,488)             (7,426)             1,503                9,277
              107                   --                 --                  --                 --                   --
       ----------          -----------          ---------           ---------           --------            ---------
          (23,134)              85,465               (560)             12,311             24,346               23,839
       ----------          -----------          ---------           ---------           --------            ---------
          (11,978)            (197,249)           (22,204)            (15,790)              (128)              (4,525)
           (3,236)             (74,748)           (10,056)             (8,805)                --               (2,537)
             (401)             (19,030)                --                  --             (6,002)              (2,309)
             (149)              (7,689)                --                  --             (3,835)              (1,626)
               --                   --                 --                  --                 --                   --
               --                   --                 --                  --                 --                   --
       ----------          -----------          ---------           ---------           --------            ---------
          (15,764)            (298,716)           (32,260)            (24,595)            (9,965)             (10,997)
       ----------          -----------          ---------           ---------           --------            ---------
          418,551            1,473,648            161,472             755,831             29,930              155,582
           12,379              216,279             22,204              15,790              6,130                6,834
         (333,478)          (1,298,118)          (118,826)           (696,805)           (28,956)            (138,656)
       ----------          -----------          ---------           ---------           --------            ---------
           97,452              391,809             64,850              74,816              7,104               23,760
       ----------          -----------          ---------           ---------           --------            ---------
           67,337              176,135             16,744              67,804              9,805               22,364
            3,385               82,437             10,056               8,805              3,835                4,163
          (91,244)            (121,501)           (35,718)            (42,744)           (16,844)             (22,574)
       ----------          -----------          ---------           ---------           --------            ---------
          (20,522)             137,071             (8,918)             33,865             (3,204)               3,953
       ----------          -----------          ---------           ---------           --------            ---------
           76,930              528,880             55,932             108,681              3,900               27,713
       ----------          -----------          ---------           ---------           --------            ---------
           38,032              315,629             23,112              96,397             18,281               40,555
        3,813,715            3,498,086            914,927             818,530            323,426              282,871
       ----------          -----------          ---------           ---------           --------            ---------
       $3,851,747          $ 3,813,715          $ 938,039           $ 914,927           $341,707            $ 323,426
       ==========          ===========          =========           =========           ========            =========
       $   85,321          $    13,086          $  19,630           $  32,259           $  2,012            $     128
       ==========          ===========          =========           =========           ========            =========
           37,163              124,101             14,569              67,835              2,557               14,333
            1,115               18,858              2,082               1,426                537                  622
          (29,619)            (109,269)           (10,713)            (62,553)            (2,477)             (12,792)
       ----------          -----------          ---------           ---------           --------            ---------
            8,659               33,690              5,938               6,708                617                2,163
       ----------          -----------          ---------           ---------           --------            ---------
            6,017               14,913              1,516               6,089                836                2,074
              307                7,228                946                 798                337                  381
           (8,174)             (10,349)            (3,244)             (3,858)            (1,430)              (2,073)
       ----------          -----------          ---------           ---------           --------            ---------
           (1,850)              11,792               (782)              3,029               (257)                 382
       ----------          -----------          ---------           ---------           --------            ---------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD VALUE OPPORTUNITIES HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................      $  3,659                  $   4,539
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................        24,237                     35,150
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................        (2,771)                     2,149
  Payment from affiliate....................................           220                         --
                                                                  --------                  ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................        25,345                     41,838
                                                                  --------                  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          (282)                    (5,185)
    Class IB................................................            --                     (1,585)
  From net realized gain on investments
    Class IA................................................       (25,895)                    (8,272)
    Class IB................................................        (9,341)                    (3,381)
  From tax-return of capital
    Class IA................................................            --                         --
    Class IB................................................            --                         --
                                                                  --------                  ---------
    Total distributions.....................................       (35,518)                   (18,423)
                                                                  --------                  ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................        53,348                    290,951
      Issued on reinvestment of distributions...............        26,177                     13,458
      Redeemed..............................................       (39,691)                  (190,552)
                                                                  --------                  ---------
    Total capital share transactions........................        39,834                    113,857
                                                                  --------                  ---------
    Class IB
      Sold..................................................        16,819                     90,102
      Issued on reinvestment of distributions...............         9,341                      4,966
      Redeemed..............................................       (23,130)                   (31,632)
                                                                  --------                  ---------
    Total capital share transactions........................         3,030                     63,436
                                                                  --------                  ---------
  Net increase (decrease) from capital share transactions...        42,864                    177,293
                                                                  --------                  ---------
  Net increase (decrease) in net assets.....................        32,691                    200,708
NET ASSETS:
  Beginning of period.......................................       542,073                    341,365
                                                                  --------                  ---------
  End of period.............................................      $574,764                  $ 542,073
                                                                  ========                  =========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................      $  3,879                  $     282
                                                                  ========                  =========
SHARES:
    Class IA
      Sold..................................................         2,701                     16,008
      Issued on reinvestment of distributions...............         1,445                        738
      Redeemed..............................................        (2,023)                   (10,428)
                                                                  --------                  ---------
    Total share activity....................................         2,123                      6,318
                                                                  --------                  ---------
    Class IB
      Sold..................................................           856                      5,028
      Issued on reinvestment of distributions...............           519                        274
      Redeemed..............................................        (1,189)                    (1,761)
                                                                  --------                  ---------
    Total share activity....................................           186                      3,541
                                                                  --------                  ---------


The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2006 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------
1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("HLIC") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. (comprised of twenty-six portfolios, nineteen are included in these financial statements; they are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund) and Hartford Series Fund II, Inc. (comprised of ten funds; they are Hartford Blue Chip Stock HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund.) (the "Companies"). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Focus HLS Fund which is non-diversified.

    Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund, offer both Class IA and IB shares. The remainder of the funds, offer Class IA shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to a Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds' enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U. S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Except for the Money Market Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the New York Stock Exchange (NYSE) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund, uses a fair value pricing service approved by the Funds' Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by the Funds' Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund's investments and investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

        Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian or a third party bank in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in joint repurchase agreements (totaling $1,759,970) dated 06/30/06 with Bank America, Deutsche Bank, Morgan Stanley and UBS Securities due 07/03/06. These joint repurchase agreements are collateralized as follows:

                                                          COLLATERAL
        BROKER                     RATE     PRINCIPAL       VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                     -----    ----------    ----------    ------------------    ---------------    ------------
        Bank America.............  5.24%    $  670,000    $  683,400    FNMA                           5.00%            2035
        BNP Paribas..............  5.28%       210,000       214,200    FHLMC                  4.00% - 7.00%     2011 - 2036
                                                                        FNMA                   4.00% - 7.00%     2010 - 2036
        Morgan Stanley...........  5.27%       515,000       525,300    FFCB                          4.875%            2015
                                                                        FHLB                   4.50% - 5.80%     2006 - 2015
                                                                        FHLMC                  3.50% - 6.00%     2007 - 2011
                                                                        FNMA                  3.125% - 6.00%     2007 - 2036
        UBS Securities LLC.......  5.05%       355,000       362,101    FHLMC                 4.50% - 10.50%     2008 - 2036
        UBS Securities LLC.......  5.28%         9,970        10,237    U.S. Treasury Bond             3.75%            2032
                                            ------------------------
                                            $1,759,970    $1,795,238
                                            ========================

--------------------------------------------------------------------------------

        The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $171,869
        Hartford Capital Appreciation HLS Fund......................   100,571
        Hartford Disciplined Equity HLS Fund........................    51,670
        Hartford Dividend and Growth HLS Fund.......................    75,535
        Hartford Equity Income HLS Fund.............................     6,699
        Hartford Focus HLS Fund.....................................       228
        Hartford Global Advisers HLS Fund...........................    27,889
        Hartford Global Leaders HLS Fund............................     8,255
        Hartford Growth HLS Fund....................................    12,488
        Hartford Growth Opportunities HLS Fund......................     7,903
        Hartford International Capital Appreciation HLS Fund........    39,874
        Hartford International Opportunities HLS Fund...............    92,003
        Hartford International Small Company HLS Fund...............     3,061
        Hartford SmallCap Growth HLS Fund...........................    16,963
        Hartford Stock HLS Fund.....................................    12,804
        Hartford Value HLS Fund.....................................     4,120
        Hartford Value Opportunities HLS Fund.......................     1,828

        Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have an interest in joint repurchase agreements (totaling $468,712) dated 06/30/06 with BNP Paribas, RBS Greenwich Capital Markets, and UBS Securities LLC due 07/03/06. These joint repurchase agreements are collateralized as follows:

                                                         COLLATERAL
        BROKER                     RATE     PRINCIPAL      VALUE          SECURITY TYPE         COUPON RATE        MATURITY
        ------                     -----    ---------    ----------    -------------------      -----------        --------
        BNP Paribas..............  4.52%    $150,000      $153,374     U.S. Treasury Bond          8.125%            2019
        RBS Greenwich Capital
          Markets................  4.50%     168,712       173,014     U.S. Treasury Bond           7.50%            2016
        UBS Securities LLC.......  4.52%     150,000       153,800     U.S. Treasury Notes          4.25%            2013
                                            -----------------------
                                            $468,712      $480,188
                                            =======================

        The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford High Yield HLS Fund................................  $ 49,340
        Hartford Index HLS Fund.....................................    16,185
        Hartford Mortgage Securities HLS Fund.......................    12,434
        Hartford Total Return Bond HLS Fund.........................   185,081
        Hartford U.S. Government Securities HLS Fund................    29,401

        In addition, Hartford Disciplined Equity HLS Fund and Hartford SmallCap Growth HLS Fund held collateral for securities out on loan in repurchase agreements.

        The Hartford Disciplined Equity HLS Fund has an interest in a $3,202 repurchase agreement dated 6/30/2006 with Lehman Brothers, Inc., 4.98% due 07/03/2006. This repurchase agreement is collateralized by $3,269 FHLMC 4.125% due 04/02/ 2007.

        The Hartford SmallCap Growth HLS Fund has an interest in a $4,467 repurchase agreement dated 06/30/2006 with Lehman Brothers, Inc., 4.98% due 07/03/2006. This repurchase agreement is collateralized by $4,558 FHLMC 4.125% due 04/02/2007.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2006, there are no joint trading accounts.

    f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market and counterparty risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. At June 30, 2006, the Funds with open futures contracts are identified on the Funds' Schedule of Investments.

        The premium paid by a Fund for the purchase of a call or put option is included a Funds' Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statement of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. As listed below, Hartford Capital Appreciation HLS Fund and Hartford Global Advisers HLS Fund had written options activity for the six-month period ended June 30, 2006.

                                                                             HARTFORD CAPITAL APPRECIATION HLS FUND
                                                                      OPTION CONTRACTS ACTIVITY DURING THE SIX-MONTH PERIOD
                                                                                       ENDED JUNE 30, 2006
                                                                      -----------------------------------------------------
                                                                                                                 REALIZED
        CALLS WRITTEN                                                 NUMBER OF CONTRACTS    PREMIUM AMOUNTS    GAIN/(LOSS)
        -------------                                                 -------------------    ---------------    -----------
        Beginning of the period.....................................           --                $    --          $    --
        Written.....................................................           34                  6,053               --
        Expired.....................................................           --                     --               --
        Closed......................................................          (14)                (3,278)          (3,787)
        Exercised...................................................           --                     --               --
                                                                              ---                -------          -------
        End of the period...........................................           20                $ 2,775          $(3,787)
                                                                              ===                =======          =======

                                                                                HARTFORD GLOBAL ADVISERS HLS FUND
                                                                      OPTION CONTRACTS ACTIVITY DURING THE SIX-MONTH PERIOD
                                                                                       ENDED JUNE 30, 2006
                                                                      -----------------------------------------------------
                                                                                                                 REALIZED
        PUTS WRITTEN                                                  NUMBER OF CONTRACTS    PREMIUM AMOUNTS    GAIN/(LOSS)
        ------------                                                  -------------------    ---------------    -----------
        Beginning of the period.....................................            --                $ --             $  --
        Written.....................................................         2,020                  19                --
        Expired.....................................................            --                  --                --
        Closed......................................................        (2,020)                (19)               --
        Exercised...................................................            --                  --                --
                                                                            ------                ----             -----
        End of the period...........................................            --                $ --             $  --
                                                                            ======                ====             =====

    g) Forward Foreign Currency Contracts -- For the six-month period ended June 30, 2006, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value Opportunities HLS Fund entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Hartford Global Advisers HLS Fund enters into forward bond contracts to hedge against adverse fluctuations in exchange between currencies or as an alternative to futures in a foreign market.

--------------------------------------------------------------------------------

        Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments. As of June 30, 2006, the Stock HLS Fund had investments in indexed securities.

    i) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash which is then invested in short-term money market instruments or U.S. Government Securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities out on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

        (2) The tax character of distributions paid for the periods indicated is as follows:

                                                                                   FOR THE PERIOD ENDED
                                      FOR THE PERIOD ENDED DECEMBER 31, 2005         DECEMBER 31, 2004
                                      ---------------------------------------    -------------------------
                                      ORDINARY      LONG-TERM       RETURN OF    ORDINARY      LONG-TERM
        FUND                           INCOME     CAPITAL GAINS      CAPITAL      INCOME     CAPITAL GAINS
        ----                          --------    --------------    ---------    --------    -------------
        Hartford Advisers HLS
          Fund......................  $471,157      $  250,471      $138,672     $228,776       $   --
        Hartford Blue Chip Stock HLS
          Fund......................     1,289              --            --          344           --
        Hartford Capital
          Appreciation HLS Fund.....   340,357       1,659,106            --       38,215           --
        Hartford Capital
          Opportunities HLS Fund....        42              --            11           61           --
        Hartford Disciplined Equity
          HLS Fund..................    14,155              --            --       10,421           --
        Hartford Dividend and Growth
          HLS Fund..................   149,221         242,526            --       75,534           --
        Hartford Equity Income HLS
          Fund......................     4,870              --            --        1,051           --
        Hartford Focus HLS Fund.....     2,083           2,526            --          203           --
        Hartford Global Advisers HLS
          Fund......................    14,813              --            --           62           --
        Hartford Global Leaders HLS
          Fund......................     8,693              --            --        5,726           --
        Hartford Growth HLS Fund....     4,299          15,645            --        2,090          440
        Hartford Growth
          Opportunities HLS Fund....     1,991          73,463            --           --           --
        Hartford High Yield HLS
          Fund......................    48,629              --            --       35,325           --
        Hartford Index HLS Fund.....    37,778          63,847            --       28,096        6,030
        Hartford International
          Capital Appreciation HLS
          Fund......................    23,969           6,376            --        4,091           58
        Hartford International
          Opportunities HLS Fund....        --              --            --        8,143           --
        Hartford International Small
          Company HLS Fund..........    27,716           8,311            --        1,200          544
        Hartford International Stock
          HLS Fund..................     1,248              --            --          281           --
        Hartford LargeCap Growth HLS
          Fund......................       595              --            --           27           --
        Hartford MidCap Stock HLS
          Fund......................     1,853           6,310            --           75           --
        Hartford Money Market HLS
          Fund......................    45,001              --            --       15,755           --
        Hartford Mortgage Securities
          HLS Fund..................    26,865              --            --       35,588           --
        Hartford SmallCap Growth HLS
          Fund......................    12,859          43,245        12,838           --           --
        Hartford SmallCap Value HLS
          Fund......................     7,799          19,096            --           --           --
        Hartford Stock HLS Fund.....   102,907              --            --       67,303           --
        Hartford Total Return Bond
          HLS Fund..................   286,964          11,752            --      228,190        5,198
        Hartford U.S. Government
          Securities HLS Fund.......    24,595              --            --       26,838           --
        Hartford Value HLS Fund.....     7,062           3,935            --          725           --
        Hartford Value Opportunities
          HLS Fund..................    12,269           6,154            --          734           --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       As of December 31, 2005, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                                                                TOTAL
                                      UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED        UNREALIZED       ACCUMULATED
                                        ORDINARY         LONG-TERM      CAPITAL GAINS      APPRECIATION       EARNINGS
        FUND                             INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)**     (DEFICIT)
        ----                          -------------    -------------    -------------    ----------------    -----------
        Hartford Advisers HLS
          Fund......................    $     --         $     --         $      --         $  480,842       $  480,842
        Hartford Blue Chip Stock HLS
          Fund......................          72               --           (17,847)            27,422            9,647
        Hartford Capital
          Appreciation HLS Fund.....     167,025          406,031                --          2,190,128        2,763,184
        Hartford Capital
          Opportunities HLS Fund....          --               --           (10,193)             1,227           (8,966)
        Hartford Disciplined Equity
          HLS Fund..................         571               --           (64,485)           106,667           42,753
        Hartford Dividend and Growth
          HLS Fund..................       8,204           51,472                --            913,615          973,291
        Hartford Equity Income HLS
          Fund......................         239              787                --             14,982           16,008
        Hartford Focus HLS Fund.....       3,375            3,223                --              4,093           10,691
        Hartford Global Advisers HLS
          Fund......................       3,380            2,301                --             26,902           32,583
        Hartford Global Leaders HLS
          Fund......................         845            9,831              (902)           127,243          137,017
        Hartford Growth HLS Fund....       1,868              971                --             64,469           67,308
        Hartford Growth
          Opportunities HLS Fund....      20,148            9,448                --            182,575          212,171
        Hartford High Yield HLS
          Fund......................      52,961               --           (40,935)           (10,334)           1,692
        Hartford Index HLS Fund.....       1,340          120,876                --            205,829          328,045
        Hartford International
          Capital Appreciation HLS
          Fund......................       6,391            3,427                --             72,826           82,644
        Hartford International
          Opportunities HLS Fund....      16,705               --           (24,364)           175,577          167,918
        Hartford International Small
          Company HLS Fund..........       3,833              932                --             22,533           27,298
        Hartford International Stock
          HLS Fund..................       1,456               --           (16,554)            17,395            2,297
        Hartford LargeCap Growth HLS
          Fund......................          31               --           (40,392)             5,665          (34,696)
        Hartford MidCap Stock HLS
          Fund......................         480               17              (259)             5,188            5,426
        Hartford Mortgage Securities
          HLS Fund..................      29,968               --           (16,220)            (3,835)           9,913
        Hartford SmallCap Growth HLS
          Fund......................          --               --                --             99,883           99,883
        Hartford Stock HLS Fund.....         835               --          (251,338)           371,532          121,030
        Hartford Total Return Bond
          HLS Fund..................      15,213              549           (14,419)           (28,842)         (27,449)
        Hartford U.S. Government
          Securities HLS Fund.......      32,259               --           (20,444)            (9,730)           2,085
        Hartford Value HLS Fund.....         974            8,992                --             50,196           60,162
        Hartford Value Opportunities
          HLS Fund..................      20,838           14,679                --             50,807           86,324

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2 (j) (4).
        ** The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received on certain investments and mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256.

        (3) Reclassification of Capital Accounts:

        In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and accumulated net realized gains (losses) on a tax-basis which is considered to be more informative to a shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, investments in mortgage-backed securities, class action settlements received and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund's distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended December 31, 2005, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                               ACCUMULATED
                                                                              ACCUMULATED      NET REALIZED
                                                                             NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                                 INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                                 --------------   --------------   -------
        Hartford Advisers HLS Fund.........................................     $(4,019)         $  4,027       $  (8)
        Hartford Blue Chip Stock HLS Fund..................................         (13)               13          --
        Hartford Capital Appreciation HLS Fund.............................      (9,668)            9,724         (56)
        Hartford Capital Opportunities HLS Fund............................          (2)                2          --
        Hartford Disciplined Equity HLS Fund...............................        (348)              349          (1)
        Hartford Dividend and Growth HLS Fund..............................        (664)              664          --
        Hartford Equity Income HLS Fund....................................         (21)               21          --

--------------------------------------------------------------------------------

                                                                                               ACCUMULATED
                                                                              ACCUMULATED      NET REALIZED
                                                                             NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                                 INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                                 --------------   --------------   -------
        Hartford Focus HLS Fund............................................          (6)                6          --
        Hartford Global Advisers HLS Fund..................................       2,628            (2,821)        193
        Hartford Global Leaders HLS Fund...................................      (2,009)            2,004           5
        Hartford Growth HLS Fund...........................................         (76)               76          --
        Hartford Growth Opportunities HLS Fund.............................      (1,376)            1,424         (48)
        Hartford High Yield HLS Fund.......................................          18                31         (49)
        Hartford Index HLS Fund............................................        (283)              283          --
        Hartford International Capital Appreciation HLS Fund...............        (800)              816         (16)
        Hartford International Opportunities HLS Fund......................         452              (336)       (116)
        Hartford International Small Company HLS Fund......................       3,352            (3,354)          2
        Hartford International Stock HLS Fund..............................        (160)              160          --
        Hartford LargeCap Growth HLS Fund..................................           1                (1)         --
        Hartford MidCap Stock HLS Fund.....................................         216              (217)          1
        Hartford Mortgage Securities HLS Fund..............................       2,093            (2,093)         --
        Hartford SmallCap Growth HLS Fund..................................         (39)               40          (1)
        Hartford SmallCap Value HLS Fund...................................         (92)               92          --
        Hartford Stock HLS Fund............................................      (1,102)            1,106          (4)
        Hartford Total Return Bond HLS Fund................................      11,581           (11,581)         --
        Hartford U.S. Government Securities HLS Fund.......................       1,611            (1,609)         (2)
        Hartford Value HLS Fund............................................         (49)               49          --
        Hartford Value Opportunities HLS Fund..............................         (53)               54          (1)

        (4) Capital Loss Carry Forward:

        At December 31, 2005, the following Funds had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                           YEAR OF EXPIRATION
                                          -------------------------------------------------------------------------------------
        FUND                               2006     2007     2008     2009      2010       2011      2012     2013      TOTAL
        ----                              ------   ------   ------   -------   -------   --------   ------   -------   --------
        Hartford Blue Chip Stock HLS
          Fund..........................  $   --   $   --   $   --   $ 1,092   $ 8,951   $  7,804   $   --   $    --   $ 17,847
        Hartford Capital Opportunities
          HLS Fund......................      --       --       --     2,983     7,123         79       --         8     10,193
        Hartford Disciplined Equity HLS
          Fund..........................      --       --    7,330     8,430    27,548     21,177       --        --     64,485
        Hartford Global Leaders HLS
          Fund..........................      --       --       --       532       370         --       --        --        902
        Hartford High Yield HLS Fund....   9,320    5,209    3,479       875        --     20,078       --        --     38,961
        Hartford International
          Opportunities HLS Fund........      --       --    1,870     3,847    18,647         --       --        --     24,364
        Hartford International Stock HLS
          Fund..........................      --       --       --        --    13,005      3,549       --        --     16,554
        Hartford LargeCap Growth HLS
          Fund..........................      --       --       --    21,078    17,450      1,527       --        --     40,392
        Hartford Mortgage Securities HLS
          Fund..........................      --       --       --        --        --         --    8,993     2,408     11,401
        Hartford Stock HLS Fund.........      --       --       --       363       525    250,450       --        --    251,338
        Hartford U.S. Government
          Securities HLS Fund...........      --    2,513    1,399        --        --         --    3,025    10,631     17,568

        Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund, carryforwards may apply.

        For the fiscal year ended December 31, 2005 the following Funds have elected to defer losses occurring between November 1, 2005 and December 31, 2005 as follows:

                                                                      CAPITAL LOSS
        FUND                                                            DEFERRED
        ----                                                          ------------
        Hartford High Yield HLS Fund................................    $ 1,974
        Hartford MidCap Stock HLS Fund..............................        259
        Hartford Mortgage Securities HLS Fund.......................      4,819
        Hartford Total Return Bond HLS Fund.........................     14,419
        Hartford U.S. Government Securities HLS Fund................      2,876

        Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2005.

    k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders or plan participants. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the NYSE. The net asset value per share is determined separately for each class of each fund by dividing the

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the NYSE on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the NYSE. Orders received after the close of the NYSE or on a day on which the NYSE and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gains and losses, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 2(j)(3)).

    l) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the lack of reliable market quotations for such securities or investments and investment in them may have an adverse impact on a Fund's net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For the six-month period ended June 30, 2006, the Funds held illiquid securities as denoted in each Fund's Schedule of Investments.

    n)  Securities Purchased on a When-Issued or Delayed-Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Fund on a when-issued or delayed delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of June 30, 2006 the Funds entered into outstanding when-issued or delayed delivery securities as follows:

        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 60,130
        Hartford Global Advisers HLS Fund...........................    95,736
        Hartford High Yield HLS Fund................................     3,664
        Hartford Mortgage Securities HLS Fund.......................    44,651
        Hartford Total Return Bond HLS Fund.........................   592,159
        Hartford U.S. Government HLS fund...........................   145,370

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

    p) Prepayment Risks -- Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a security to increase in response to interest rate declines is limited. Debt securities purchased to replace a debt security may have a lower yield.

    q) Credit Default Swaps -- Each HLS Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows an HLS Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. An HLS Fund will generally not buy protection on issuers that are not currently held by such HLS Fund. As of June 30, 2006, no credit default swaps were held by the Funds.

--------------------------------------------------------------------------------

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered a portion of which is used to compensate the subadvisors (these fees are accrued daily and paid monthly):

                           HARTFORD INDEX HLS FUND(1)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.200%
On next $3 billion.................................................    0.100%
On next $5 billion.................................................    0.080%
Over $10 billion...................................................    0.070%

(1) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.10% of its management fees until October 31, 2006.
                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................    0.250%
On next $3 billion.................................................    0.200%
On next $5 billion.................................................    0.180%
Over $10 billion...................................................    0.170%

                      HARTFORD TOTAL RETURN BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
On next $4 billion.................................................    0.250%
On next $5 billion.................................................    0.230%
Over $10 billion...................................................    0.220%

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................    0.500%
On next $4.95 billion..............................................    0.450%
On next $5 billion.................................................    0.430%
Over $10 billion...................................................    0.420%

                HARTFORD CAPITAL APPRECIATION HLS FUND, HARTFORD
                 DISCIPLINED EQUITY HLS FUND, HARTFORD DIVIDEND AND GROWTH HLS FUND, HARTFORD GLOBAL ADVISERS HLS FUND, HARTFORD GLOBAL LEADERS HLS FUND AND
                      INTERNATIONAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.575%
On next $250 million...............................................    0.525%
On next $500 million...............................................    0.475%
Over $1 billion....................................................    0.425%

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                 HARTFORD SMALLCAP GROWTH HLS FUND AND HARTFORD
                          VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.700%
Over $100 million..................................................    0.600%

                         HARTFORD ADVISERS HLS FUND(2)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.480%
On next $250 million...............................................    0.455%
On next $500 million...............................................    0.445%
Over $1 billion....................................................    0.395%

(2) Effective November 1, 2005, HL Advisors has reduced its management fee from 0.43% to 0.40%.
                        HARTFORD HIGH YIELD HLS FUND(3)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250......................................................    0.575%
On next $250.......................................................    0.525%
On next $500.......................................................    0.475%
On next $4 billion.................................................    0.425%
On next $5 billion.................................................    0.405%
Over $10 billion...................................................    0.395%

(3) Effective November 1, 2005, HL Advisors has voluntarily agreed to waive 0.05% of its management fees until October 31, 2006.
                      HARTFORD BLUE CHIP STOCK HLS FUND(4)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.900%
Over $100 million..................................................    0.850%

(4) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.
                     HARTFORD INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.850%
Over $100 million..................................................    0.800%

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                   HARTFORD CAPITAL OPPORTUNITIES HLS FUND(5)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $200 million..............................................    0.900%
On next $300 million...............................................    0.850%
Over $500 million..................................................    0.800%

(5) HL Advisors has voluntarily agreed to waive 0.20% of its management fees until December 31, 2006.
                      HARTFORD LARGECAP GROWTH HLS FUND(6)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.900%
On next $100 million...............................................    0.850%
Over $200 million..................................................    0.800%

(6) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.
                       HARTFORD MIDCAP STOCK HLS FUND(7)

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................    0.900%
On next $150 million...............................................    0.850%
Over $250 million..................................................    0.800%

(7) HL Advisors has voluntarily agreed to waive 0.20% of its management fees until December 31, 2006.
                        HARTFORD SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first 50 million................................................    0.900%
Over $50 million...................................................    0.850%

                  HARTFORD EQUITY INCOME HLS FUND(8), HARTFORD
                  GROWTH HLS FUND AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.625%
On next $250 million...............................................    0.575%
On next $500 million...............................................    0.525%
Over $1 billion....................................................    0.475%

(8) HL Advisors has involuntarily agreed to waive 0.10% of its management fees until December 31, 2006.
                     HARTFORD MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................    0.250%

               HARTFORD FOCUS HLS FUND(9), HARTFORD INTERNATIONAL
                   CAPITAL APPRECIATION HLS FUND AND HARTFORD
                      INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.650%
On next $250 million...............................................    0.600%
Over $500 million..................................................    0.550%

(9) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2006.
                            HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................    0.325%
On next $250 million...............................................    0.300%
On next $500 million...............................................    0.275%
Over $1 billion....................................................    0.250%

        A portion of the compensation above is used to compensate the Funds respective sub-adviser. Pursuant to sub-advisory agreements between HL Advisors and the sub-advisers, the sub-adviser provides the day-to-day investment management services for the Funds. The sub-advisers determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their respective activity, the sub-advisers regularly furnish reports to the Funds' board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

--------------------------------------------------------------------------------

        The Funds and their respective sub-adviser are listed below:

        FUND                                                                                  SUB-ADVISER
        ----                                                          -----------------------------------------------------------
        Hartford Advisers HLS Fund................................                            Wellington
        Hartford Blue Chip Stock HLS Fund.........................                  T. Rowe Price Associates, Inc.
        Hartford Bond HLS Fund....................................                  Hartford Investment Management
        Hartford Capital Appreciation HLS Fund....................                            Wellington
        Hartford Capital Opportunities HLS Fund...................                 Holland Capital Management, L.P.
        Hartford Disciplined Equity HLS Fund......................                            Wellington
        Hartford Dividend and Growth HLS Fund.....................                            Wellington
        Hartford Equity Income HLS Fund...........................                            Wellington
        Hartford Focus HLS Fund...................................                            Wellington
        Hartford Global Advisers HLS Fund.........................                            Wellington
        Hartford Global Leaders HLS Fund..........................                            Wellington
        Hartford Growth HLS Fund..................................                            Wellington
        Hartford Growth Opportunities HLS Fund....................                            Wellington
        Hartford High Yield HLS Fund..............................                  Hartford Investment Management
        Hartford Index HLS Fund...................................                  Hartford Investment Management
        Hartford International Capital Appreciation HLS Fund......                            Wellington
        Hartford International Opportunities HLS Fund.............                            Wellington
        Hartford International Small Company HLS Fund.............                            Wellington
        Hartford International Stock HLS Fund.....................                  Lazard-Freres Asset Management
        Hartford LargeCap Growth HLS Fund.........................                 Holland Capital Management, L.P.
        Hartford MidCap Stock HLS Fund............................                  Northern Capital Management LLC
        Hartford Money Market HLS Fund............................                  Hartford Investment Management
        Hartford Mortgage Securities HLS Fund.....................                  Hartford Investment Management
        Hartford SmallCap Growth HLS Fund.........................                            Wellington
        Hartford SmallCap Value HLS Fund*.........................        Kayne Anderson Rudnick Investment Management, LLC;
                                                                              Metropolitan West Capital Management, LLC;
                                                                                      SSgA Funds Management, Inc.
        Hartford Stock HLS Fund...................................                            Wellington
        Hartford U.S. Government Securities HLS Fund..............                  Hartford Investment Management
        Hartford Value HLS Fund...................................                            Wellington
        Hartford Value Opportunities HLS Fund.....................                            Wellington

        * On March 20, 2006, Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC were terminated as subadvisers to the Fund. They were replaced by Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc., with each subadviser responsible for managing a sleeve of the Fund.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life and the following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, Hartford Life provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with Hartford Life or any other related company.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between Hartford Life and Hartford Series Fund, Inc., Hartford Life provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets.

        Under the Fund Accounting Agreement between HLIC, HL Investment Advisors, LLC ("HLIA") and Hartford HLS Series Fund, Inc., HLIC provides accounting to the Funds and HLIA pays HLIC monthly compensation based on cost reimbursement.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

        The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuers of such variable annuity products, the Funds' ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners. Pursuant to the

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       agreement the following amounts have been recorded for the six-month period ended June 30, 2006, as Payment from Affiliate in the Statements of Operations:

        FUND                                                                 AMOUNT
        ----                                                                 ------
        Hartford Disciplined Equity HLS Fund...............................  $ 105
        Hartford Dividend and Growth HLS Fund..............................    398
        Hartford Growth HLS Fund...........................................    253
        Hartford Growth Opportunities HLS Fund.............................    257
        Hartford High Yield HLS Fund.......................................    129
        Hartford Index HLS Fund............................................     90
        Hartford Stock HLS Fund............................................    260
        Hartford Total Return Bond HLS Fund................................    107
        Hartford Value Opportunities HLS Fund..............................    220

        Pursuant to the agreement the following amounts have been recorded for the year ended December 31, 2005, as a Payment from affiliate in the Statement of Changes in Net Assets:

        FUND                                                                 AMOUNT
        ----                                                                 ------
        Hartford Growth HLS Fund...........................................  $  440
        Hartford Growth Opportunities HLS Fund.............................   1,140
        Hartford High Yield HLS Fund.......................................   4,027
        Hartford SmallCap Growth HLS Fund..................................   1,892

        These payments relate to transfer activity of certain annuity customers who, subsequent to December 31, 2005, have surrendered older variable annuity contracts that were the subject of prior litigation.

    e) Fees Paid Indirectly -- The Funds have entered into an agreement with State Street Global Advisors and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2006, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets excludes expense offsets in the financial highlights. Had the expense offsets been included, the annualized expense ratio for the six-month period ended June 30, 2006, would have been as follows:

                                       FOR THE SIX-MONTH
                                          PERIOD ENDED         FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                         JUNE 30, 2006         DECEMBER 31, 2005       DECEMBER 31, 2004
                                      RATIO OF EXPENSES TO    RATIO OF EXPENSES TO    RATIO OF EXPENSES TO
                                       AVERAGE NET ASSETS      AVERAGE NET ASSETS      AVERAGE NET ASSETS
                                       AFTER WAIVERS AND       AFTER WAIVERS AND       AFTER WAIVERS AND
                                            OFFSETS                 OFFSETS                 OFFSETS
                                      --------------------    --------------------    --------------------
        FUND                          CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                          --------    --------    --------    --------    --------    --------
        Hartford Advisers HLS
          Fund......................    0.63        0.88        0.64%       0.89%       0.66%       0.91%
        Hartford Blue Chip Stock HLS
          Fund......................    0.82          NA        0.81          NA        0.90          NA
        Hartford Capital
          Appreciation HLS Fund.....    0.68        0.93        0.67        0.92        0.67        0.92
        Hartford Capital
          Opportunities HLS Fund....    0.88          NA        0.86          NA        1.05          NA
        Hartford Disciplined Equity
          HLS Fund..................    0.71        0.96        0.72        0.97        0.74        0.99
        Hartford Dividend and Growth
          HLS Fund..................    0.66        0.91        0.66        0.91        0.67        0.92
        Hartford Equity Income HLS
          Fund......................    0.74        0.99        0.75        1.00        0.88        1.13
        Hartford Focus HLS Fund.....    0.82        1.07        0.89        1.14        0.86        1.11
        Hartford Global Advisers HLS
          Fund......................    0.81        1.06        0.77        1.03        0.78        1.03
        Hartford Global Leaders HLS
          Fund......................    0.76        1.01        0.68        0.93        0.68        0.93
        Hartford Growth HLS Fund....    0.82        1.07        0.82        1.07        0.83        1.08
        Hartford Growth
          Opportunities HLS Fund....    0.63        0.88        0.58        0.84        0.57        0.82
        Hartford High Yield HLS
          Fund......................    0.72        0.97        0.76        1.01        0.77        1.02
        Hartford Index HLS Fund.....    0.33        0.58        0.42        0.67        0.44        0.69
        Hartford International
          Capital Appreciation HLS
          Fund......................    0.87        1.12        0.86        1.11        0.89        1.14
        Hartford International
          Opportunities HLS Fund....    0.76        1.01        0.74        0.99        0.74        0.99
        Hartford International Small
          Company HLS Fund..........    0.94        1.19        0.97        1.22        1.01        1.26
        Hartford International Stock
          HLS Fund..................    0.92          NA        0.91          NA        0.96          NA
        Hartford LargeCap Growth HLS
          Fund......................    0.84          NA        0.86          NA        0.96          NA

--------------------------------------------------------------------------------

                                       FOR THE SIX-MONTH
                                          PERIOD ENDED         FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                         JUNE 30, 2006         DECEMBER 31, 2005       DECEMBER 31, 2004
                                      RATIO OF EXPENSES TO    RATIO OF EXPENSES TO    RATIO OF EXPENSES TO
                                       AVERAGE NET ASSETS      AVERAGE NET ASSETS      AVERAGE NET ASSETS
                                       AFTER WAIVERS AND       AFTER WAIVERS AND       AFTER WAIVERS AND
                                            OFFSETS                 OFFSETS                 OFFSETS
                                      --------------------    --------------------    --------------------
        FUND                          CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                          --------    --------    --------    --------    --------    --------
        Hartford MidCap Stock HLS
          Fund......................    0.77          NA        0.81          NA        0.94          NA
        Hartford Money Market HLS
          Fund......................    0.49        0.74        0.49        0.74        0.48        0.73
        Hartford Mortgage Securities
          HLS Fund..................    0.48        0.73        0.49        0.74        0.49        0.74
        Hartford SmallCap Growth HLS
          Fund......................    0.62        0.87        0.62        0.87        0.63        0.88
        Hartford SmallCap Value HLS
          Fund......................    0.93        1.18        0.92        1.17        0.92        1.17
        Hartford Stock HLS Fund.....    0.48        0.73        0.48        0.73        0.48        0.73
        Hartford Total Return Bond
          HLS Fund..................    0.49        0.74        0.50        0.75        0.50        0.75
        Hartford U.S. Government
          Securities HLS Fund.......    0.48        0.73        0.47        0.72        0.47        0.72
        Hartford Value HLS Fund.....    0.84        1.09        0.85        1.10        0.85        1.10
        Hartford Value Opportunities
          HLS Fund..................    0.63        0.88        0.64        0.89        0.66        0.91

    f) Distribution Plan for Class IB shares -- The following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activity primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.  INVESTMENT TRANSACTIONS:

    For the six-month period ended June 30, 2006, aggregate purchases and sales of investment securities (excludes short-term investments and U.S. government obligations) were as follows:

                                                                COST OF
                                                               PURCHASES      SALES PROCEEDS        COST OF       SALES PROCEEDS
                                                               EXCLUDING         EXCLUDING       PURCHASES FOR          FOR
                                                            U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT
    FUND                                                      OBLIGATIONS       OBLIGATIONS       OBLIGATIONS       OBLIGATIONS
    ----                                                    ---------------   ---------------   ---------------   ---------------
    Hartford Advisers HLS Fund............................    $3,518,361        $4,358,538        $  781,471        $1,258,362
    Hartford Blue Chip Stock HLS Fund.....................        23,131            35,588                --                --
    Hartford Capital Appreciation HLS Fund................     5,667,913         6,351,160                --                --
    Hartford Capital Opportunities HLS Fund...............           790             2,302                --                --
    Hartford Disciplined Equity HLS Fund..................       558,843           413,913                --                --
    Hartford Dividend and Growth HLS Fund.................     1,190,231         1,341,339                --                --
    Hartford Equity Income HLS Fund.......................        44,911            30,786                --                --
    Hartford Focus HLS Fund...............................        67,470            74,832                --                --
    Hartford Global Advisers HLS Fund.....................       714,787           687,656           229,430           285,196
    Hartford Global Leaders HLS Fund......................       791,027           850,134                --                --
    Hartford Growth HLS Fund..............................       326,322           296,866                --                --
    Hartford Growth Opportunities HLS Fund................     1,031,917           983,474                --                --
    Hartford High Yield HLS Fund..........................       612,973           647,798                --                --
    Hartford Index HLS Fund...............................        46,302           227,909                --                --
    Hartford International Capital Appreciation HLS
      Fund................................................       616,685           562,993                --                --
    Hartford International Opportunities HLS Fund.........     1,023,894         1,017,225                --                --
    Hartford International Small Company HLS Fund.........       218,046           192,822                --                --
    Hartford International Stock HLS Fund.................        35,951            41,303                --                --
    Hartford LargeCap Growth HLS Fund.....................         4,825            12,232                --                --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                COST OF
                                                               PURCHASES      SALES PROCEEDS        COST OF       SALES PROCEEDS
                                                               EXCLUDING         EXCLUDING       PURCHASES FOR          FOR
                                                            U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT   U.S. GOVERNMENT
    FUND                                                      OBLIGATIONS       OBLIGATIONS       OBLIGATIONS       OBLIGATIONS
    ----                                                    ---------------   ---------------   ---------------   ---------------
    Hartford MidCap Stock HLS Fund........................        30,883            35,884                --                --
    Hartford Mortgage Securities HLS Fund.................       339,692           397,360           103,674           105,151
    Hartford SmallCap Growth HLS Fund.....................       422,762           458,174                --                --
    Hartford SmallCap Value HLS Fund......................       120,540           116,221                --                --
    Hartford Stock HLS Fund...............................     2,909,564         3,409,212                --                --
    Hartford Total Return Bond HLS Fund...................     2,169,636         2,135,802         8,780,021         8,759,873
    Hartford U.S. Government Securities HLS Fund..........     1,245,704           964,441           718,965           921,960
    Hartford Value HLS Fund...............................        56,648            62,422                --                --
    Hartford Value Opportunities HLS Fund.................       153,635           146,353                --                --

5.  LINE OF CREDIT:

    The Funds, except for the Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the six-month period ended June 30, 2006, the Funds did not have any borrowings under this facility.

                      (This page intentionally left blank)

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD ADVISERS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $22.53       $ 0.28        $(0.25)       $   --        $    --      $   --
 Class IB.....................    22.70         0.25         (0.25)           --             --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    23.04         0.54          1.12         (0.77)         (1.04)      (0.36)
 Class IB.....................    23.17         0.47          1.15         (0.69)         (1.04)      (0.36)
 For the Year Ended December
   31, 2004
 Class IA.....................    22.67         0.51          0.33         (0.47)            --          --
 Class IB.....................    22.81         0.48          0.30         (0.42)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    19.59         0.42          3.18         (0.52)            --          --
 Class IB.....................    19.72         0.41          3.16         (0.48)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    23.44(5)      0.51(5)      (4.10)(5)     (0.26)(5)         --(5)       --
 Class IB.....................    23.60(5)      0.46(5)      (4.10)(5)     (0.24)(5)         --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    26.65(5)      0.64(5)      (1.85)(5)     (0.73)(5)      (1.27)(5)      --
 Class IB.....................    26.63(5)      0.50(5)      (1.77)(5)     (0.49)(5)      (1.27)(5)      --
HARTFORD BLUE CHIP STOCK HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    18.74         0.03         (0.26)        (0.01)            --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    17.84         0.07          0.98         (0.15)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    16.42         0.10          1.35         (0.03)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    12.70         0.03          3.69            --             --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    16.80         0.01         (4.11)           --             --          --
 For the Year Ended December
   31, 2001
 Class IA.....................    19.63           --         (2.83)           --             --          --
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    52.99         0.23          1.68            --          (2.27)         --
 Class IB.....................    52.75         0.16          1.67            --          (2.27)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    53.43         0.45          7.57         (0.52)         (7.94)         --
 Class IB.....................    53.18         0.25          7.59         (0.33)         (7.94)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    44.91         0.35          8.34         (0.17)            --          --
 Class IB.....................    44.76         0.27          8.26         (0.11)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    31.70         0.26         13.17         (0.22)            --          --
 Class IB.....................    31.63         0.19         13.10         (0.16)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    39.75(5)      0.15(5)      (8.01)(5)     (0.19)(5)         --(5)       --
 Class IB.....................    39.68(5)      0.12(5)      (8.03)(5)     (0.14)(5)         --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    59.26(5)      0.21(5)      (3.36)(5)     (0.27)(5)     (16.09)(5)      --
 Class IB.....................    59.23(5)      0.06(5)      (3.29)(5)     (0.23)(5)     (16.09)(5)      --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD ADVISERS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $22.56       0.14%(2)  $ 7,346,475      0.64%(1)     0.64%(1)     2.35%(1)      48%
 Class IB.....................     22.70       0.01(2)     1,245,339      0.89(1)      0.89(1)      2.10(1)       48
 For the Year Ended December
   31, 2005
 Class IA.....................     22.53       0.07        8,157,354      0.66         0.66         1.96          89
 Class IB.....................     22.70       6.97        1,366,216      0.91         0.90         1.72          89
 For the Year Ended December
   31, 2004
 Class IA.....................     23.04       3.74        9,699,374      0.67         0.67         2.16          36
 Class IB.....................     23.17       3.48        1,462,319      0.92         0.92         1.91          36
 For the Year Ended December
   31, 2003
 Class IA.....................     22.67      18.49       10,358,449      0.67         0.67         2.03          48
 Class IB.....................     22.81      18.20        1,263,641      0.92         0.92         1.78          48
 For the Year Ended December
   31, 2002
 Class IA.....................     19.59(5)  (13.79)       9,249,397      0.67         0.67         2.29          47
 Class IB.....................     19.72(5)  (13.99)         672,078      0.92         0.90         2.07          47
 For the Year Ended December
   31, 2001
 Class IA.....................     23.44(5)   (4.64)      11,836,564      0.66         0.66         2.51          34
 Class IB.....................     23.60(5)   (4.81)         521,205      0.91         0.84         2.33          34
HARTFORD BLUE CHIP STOCK HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     18.50      (1.18)(2)      140,224      0.92(1)      0.82(1)      0.32(1)       16
 For the Year Ended December
   31, 2005
 Class IA.....................     18.74       5.85          155,020      0.91         0.81         0.32          27
 For the Year Ended December
   31, 2004
 Class IA.....................     17.84       8.90          173,702      0.90         0.90         0.56          26
 For the Year Ended December
   31, 2003
 Class IA.....................     16.42      29.30          182,530      0.90         0.90         0.22          28
 For the Year Ended December
   31, 2002
 Class IA.....................     12.70     (24.40)         155,333      0.92         0.92         0.04          37
 For the Year Ended December
   31, 2001
 Class IA.....................     16.80     (14.41)         239,597      0.92         0.92        (0.01)         47
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     52.63       3.71(2)    11,084,274      0.68(1)      0.68(1)      0.83(1)       40
 Class IB.....................     52.31       3.58(2)     2,682,447      0.93(1)      0.93(1)      0.58(1)       40
 For the Year Ended December
   31, 2005
 Class IA.....................     52.99      15.55       11,317,561      0.70         0.70         0.78          97
 Class IB.....................     52.75      15.26        2,793,612      0.95         0.95         0.53          97
 For the Year Ended December
   31, 2004
 Class IA.....................     53.43      19.36       10,751,945      0.70         0.70         0.77          89
 Class IB.....................     53.18      19.07        2,505,798      0.95         0.95         0.52          89
 For the Year Ended December
   31, 2003
 Class IA.....................     44.91      42.38        8,912,749      0.69         0.69         0.77          94
 Class IB.....................     44.76      42.02        1,579,399      0.94         0.94         0.52          94
 For the Year Ended December
   31, 2002
 Class IA.....................     31.70(5)  (19.70)       6,240,859      0.69         0.69         0.64          94
 Class IB.....................     31.63(5)  (19.88)         588,013      0.94         0.92         0.41          94
 For the Year Ended December
   31, 2001
 Class IA.....................     39.75(5)   (6.94)       8,734,600      0.68         0.68         0.57          92
 Class IB.....................     39.68(5)   (7.10)         393,241      0.93         0.86         0.39          92

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD CAPITAL OPPORTUNITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $ 7.03       $ 0.01        $(0.10)       $   --        $    --      $   --
 For the Year Ended December
   31, 2005
 Class IA.....................     7.08         0.02         (0.04)        (0.02)            --       (0.01)
 For the Year Ended December
   31, 2004
 Class IA.....................     6.46         0.03          0.62         (0.03)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     5.09         0.02          1.37         (0.02)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................     7.15           --         (2.06)           --             --          --
 For the Year Ended December
   31, 2001
 Class IA.....................     9.37        (0.01)        (2.21)           --             --          --
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    12.66         0.07          0.16         (0.01)            --          --
 Class IB.....................    12.58         0.05          0.15            --             --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    12.02         0.12          0.67         (0.15)            --          --
 Class IB.....................    11.93         0.08          0.68         (0.11)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.20         0.16          0.79         (0.13)            --          --
 Class IB.....................    11.14         0.14          0.76         (0.11)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     8.80         0.07          2.45         (0.12)            --          --
 Class IB.....................     8.75         0.05          2.43         (0.09)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    11.72(5)      0.05(5)      (2.97)(5)        --(5)          --(5)       --
 Class IB.....................    11.67(5)      0.04(5)      (2.96)(5)        --(5)          --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    13.26(5)      0.06(5)      (1.10)(5)        --(5)       (0.50)(5)      --
 Class IB.....................    13.23(5)      0.05(5)      (1.11)(5)        --(5)       (0.50)(5)      --
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    20.74         0.20          0.92         (0.01)         (0.19)         --
 Class IB.....................    20.68         0.17          0.91            --          (0.19)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    20.83         0.36          0.87         (0.40)         (0.92)         --
 Class IB.....................    20.76         0.29          0.89         (0.34)         (0.92)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    18.77         0.32          2.01         (0.27)            --          --
 Class IB.....................    18.72         0.27          2.00         (0.23)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    15.09         0.24          3.79         (0.25)         (0.10)         --
 Class IB.....................    15.07         0.21          3.76         (0.22)         (0.10)         --
 For the Year Ended December
   31, 2002
 Class IA.....................    18.80(5)      0.25(5)      (3.64)(5)     (0.23)(5)      (0.09)(5)      --
 Class IB.....................    18.79(5)      0.24(5)      (3.66)(5)     (0.21)(5)      (0.09)(5)      --
 For the Year Ended December
   31, 2001
 Class IA.....................    21.24(5)      0.31(5)      (1.14)(5)     (0.30)(5)      (1.31)(5)      --
 Class IB.....................    21.24(5)      0.39(5)      (1.25)(5)     (0.28)(5)      (1.31)(5)      --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD CAPITAL OPPORTUNITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $ 6.94      (1.33)%(2) $    11,755      1.08%(1)     0.88%(1)     0.39%(1)       6%
 For the Year Ended December
   31, 2005
 Class IA.....................      7.03      (0.22)          13,416      1.06         0.86         0.31          24
 For the Year Ended December
   31, 2004
 Class IA.....................      7.08       9.93           15,380      1.05         1.05         0.38         119
 For the Year Ended December
   31, 2003
 Class IA.....................      6.46      27.38           17,794      1.06         1.06         0.28          68
 For the Year Ended December
   31, 2002
 Class IA.....................      5.09     (28.85)          16,387      1.05         1.05         0.04         109
 For the Year Ended December
   31, 2001
 Class IA.....................      7.15     (23.63)          23,514      1.16         1.16        (0.19)        102
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     12.88       1.76(2)     1,182,816      0.72(1)      0.72(1)      1.09(1)       29
 Class IB.....................     12.78       1.63(2)       338,917      0.96(1)      0.96(1)      0.84(1)       29
 For the Year Ended December
   31, 2005
 Class IA.....................     12.66       6.58        1,019,703      0.74         0.74         1.07          58
 Class IB.....................     12.58       6.31          340,108      0.99         0.99         0.82          58
 For the Year Ended December
   31, 2004
 Class IA.....................     12.02       8.41          770,938      0.75         0.75         1.53          62
 Class IB.....................     11.93       8.14          270,171      1.00         1.00         1.28          62
 For the Year Ended December
   31, 2003
 Class IA.....................     11.20      28.82          685,888      0.78         0.78         0.89          73
 Class IB.....................     11.14      28.50          155,810      1.03         1.03         0.64          73
 For the Year Ended December
   31, 2002
 Class IA.....................      8.80(5)  (24.65)         460,807      0.79         0.79         0.65          92
 Class IB.....................      8.75(5)  (24.85)          58,930      1.04         1.02         0.42          92
 For the Year Ended December
   31, 2001
 Class IA.....................     11.72(5)   (8.02)         416,013      0.79         0.79         0.54          85
 Class IB.....................     11.67(5)   (8.18)          46,599      1.04         0.97         0.36          85
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     21.66       5.40(2)     5,064,049      0.67(1)      0.67(1)      1.84(1)       18
 Class IB.....................     21.57       5.27(2)     1,486,684      0.92(1)      0.92(1)      1.59(1)       18
 For the Year Ended December
   31, 2005
 Class IA.....................     20.74       5.96        4,978,773      0.67         0.67         1.70          26
 Class IB.....................     20.68       5.70        1,506,556      0.92         0.92         1.45          26
 For the Year Ended December
   31, 2004
 Class IA.....................     20.83      12.42        4,719,663      0.68         0.68         1.73          27
 Class IB.....................     20.76      12.14        1,393,412      0.93         0.93         1.48          27
 For the Year Ended December
   31, 2003
 Class IA.....................     18.77      26.80        3,927,415      0.69         0.69         1.61          31
 Class IB.....................     18.72      26.48          902,779      0.94         0.94         1.36          31
 For the Year Ended December
   31, 2002
 Class IA.....................     15.09(5)  (14.23)       2,810,625      0.69         0.69         1.56          43
 Class IB.....................     15.07(5)  (14.42)         327,617      0.94         0.92         1.33          43
 For the Year Ended December
   31, 2001
 Class IA.....................     18.80(5)   (4.04)       3,190,773      0.68         0.68         1.66          61
 Class IB.....................     18.79(5)   (4.21)         153,848      0.93         0.86         1.48          61

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD EQUITY INCOME FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $12.01       $ 0.15        $ 0.68        $(0.01)       $ (0.03)     $   --
 Class IB.....................    11.98         0.12          0.71            --          (0.03)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    11.64         0.21          0.36         (0.20)            --          --
 Class IB.....................    11.62         0.17          0.36         (0.17)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    10.75         0.12          0.89         (0.12)            --          --
 Class IB.....................    10.74         0.10          0.88         (0.10)            --          --
 From inception October 31,
   2003 through December 31,
   2003
 Class IA.....................    10.00         0.02          0.75         (0.02)            --          --
 Class IB.....................    10.00         0.02          0.74         (0.02)            --          --
HARTFORD FOCUS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    10.56         0.05         (0.31)           --          (0.83)         --
 Class IB.....................    10.53         0.03         (0.30)           --          (0.83)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    10.18         0.10          0.87         (0.19)         (0.40)         --
 Class IB.....................    10.13         0.04          0.89         (0.13)         (0.40)         --
 For the Year Ended December
   31, 2004
 Class IA.....................     9.90         0.10          0.21         (0.03)            --          --
 Class IB.....................     9.86         0.08          0.20         (0.01)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     7.74         0.03          2.16         (0.03)            --          --
 Class IB.....................     7.71         0.02          2.15         (0.02)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.38(5)      0.03(5)      (2.66)(5)        --(5)       (0.01)(5)      --
 Class IB.....................    10.37(5)      0.02(5)      (2.67)(5)        --(5)       (0.01)(5)      --
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................    10.00(5)      0.02(5)       0.38(5)      (0.02)(5)         --(5)       --
 Class IB.....................    10.00(5)      0.01(5)       0.37(5)      (0.01)(5)         --(5)       --
HARTFORD GLOBAL ADVISERS HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    12.48         0.12          0.21         (0.12)         (0.07)         --
 Class IB.....................    12.41         0.08          0.24         (0.09)         (0.07)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    12.53         0.21          0.20         (0.46)            --          --
 Class IB.....................    12.44         0.23          0.14         (0.40)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.15         0.19          1.19            --             --          --
 Class IB.....................    11.09         0.14          1.21            --             --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     9.16         0.12          1.95         (0.08)            --          --
 Class IB.....................     9.12         0.11          1.93         (0.07)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.07(5)     (0.50)(5)     (0.41)(5)        --(5)          --(5)       --
 Class IB.....................    10.05(5)     (0.41)(5)     (0.52)(5)        --(5)          --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    11.49(5)      0.23(5)      (0.94)(5)     (0.08)(5)      (0.63)(5)      --
 Class IB.....................    11.47(5)      0.44(5)      (1.16)(5)     (0.07)(5)      (0.63)(5)      --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD EQUITY INCOME FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $12.80       7.00%(2)  $   258,662      0.84%(1)     0.74%(1)     2.37%(1)       9%
 Class IB.....................     12.78       6.87(2)        87,892      1.09(1)      0.99(1)      2.12(1)        9
 For the Year Ended December
   31, 2005
 Class IA.....................     12.01       4.81          231,151      0.86         0.76         2.27          21
 Class IB.....................     11.98       4.56           79,417      1.11         1.01         2.03          21
 For the Year Ended December
   31, 2004
 Class IA.....................     11.64       9.43           90,197      0.90         0.90         1.99          18
 Class IB.....................     11.62       9.16           24,876      1.15         1.15         1.74          18
 From inception October 31,
   2003 through December 31,
   2003
 Class IA.....................     10.75      26.80(2)         8,511      1.13(1)      1.13(1)      1.50(1)        2
 Class IB.....................     10.74      26.48(2)         1,609      1.38(1)      1.38(1)      1.25(1)        2
HARTFORD FOCUS HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................      9.47      (2.41)(2)       47,758      0.93(1)      0.83(1)      0.93(1)       76
 Class IB.....................      9.43      (2.53)(2)       34,346      1.18(1)      1.08(1)      0.67(1)       76
 For the Year Ended December
   31, 2005
 Class IA.....................     10.56       9.88           52,679      0.92         0.91         0.77         136
 Class IB.....................     10.53       9.60           41,972      1.17         1.16         0.52         136
 For the Year Ended December
   31, 2004
 Class IA.....................     10.18       3.16           49,519      0.90         0.90         1.06         111
 Class IB.....................     10.13       2.90           41,587      1.15         1.15         0.81         111
 For the Year Ended December
   31, 2003
 Class IA.....................      9.90      28.37           49,891      0.90         0.90         0.40         129
 Class IB.....................      9.86      28.05           39,674      1.15         1.15         0.15         129
 For the Year Ended December
   31, 2002
 Class IA.....................      7.74(5)  (24.59)          35,237      0.88         0.88         0.40         212
 Class IB.....................      7.71(5)  (24.76)          18,361      1.13         1.11         0.17         212
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................     10.38(5)    3.94(2)        32,968      0.95(1)      0.95(1)      0.47(1)      113
 Class IB.....................     10.37(5)    3.83(2)         8,803      1.20(1)      1.13(1)      0.29(1)      113
HARTFORD GLOBAL ADVISERS HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     12.62       2.72(2)       315,321      0.83(1)      0.83(1)      1.59(1)      235
 Class IB.....................     12.57       2.59(2)        65,598      1.08(1)      1.08(1)      1.34(1)      235
 For the Year Ended December
   31, 2005
 Class IA.....................     12.48       3.37          332,169      0.83         0.83         1.59         502
 Class IB.....................     12.41       3.11           71,346      1.09         1.09         1.33         502
 For the Year Ended December
   31, 2004
 Class IA.....................     12.53      12.75          362,757      0.84         0.84         1.27         511
 Class IB.....................     12.44      12.47           86,937      1.09         1.09         1.02         511
 For the Year Ended December
   31, 2003
 Class IA.....................     11.15      22.26          312,492      0.84         0.84         1.26         455
 Class IB.....................     11.09      21.97           41,594      1.09         1.09         1.01         455
 For the Year Ended December
   31, 2002
 Class IA.....................      9.16(5)   (8.95)         269,329      0.83         0.83         2.05         288
 Class IB.....................      9.12(5)   (9.15)          16,078      1.08         1.06         1.82         288
 For the Year Ended December
   31, 2001
 Class IA.....................     10.07(5)   (6.25)         331,784      0.86         0.86         2.21         346
 Class IB.....................     10.05(5)   (6.42)          11,965      1.11         1.04         2.03         346

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD GLOBAL LEADERS HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $18.74       $ 0.08        $ 0.88        $(0.02)       $ (0.16)     $   --
 Class IB.....................    18.66         0.04          0.89            --          (0.16)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    18.41         0.14          0.33         (0.14)            --          --
 Class IB.....................    18.32         0.07          0.35         (0.08)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    15.53         0.12          2.85         (0.09)            --          --
 Class IB.....................    15.47         0.10          2.82         (0.07)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    11.50         0.07          4.02         (0.06)            --          --
 Class IB.....................    11.47         0.04          4.00         (0.04)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    14.43(5)      0.13(5)      (2.95)(5)     (0.11)(5)         --(5)       --
 Class IB.....................    14.40(5)      0.12(5)      (2.96)(5)     (0.09)(5)         --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    17.59(5)      0.11(5)      (3.02)(5)     (0.08)(5)      (0.17)(5)      --
 Class IB.....................    17.57(5)      0.08(5)      (3.02)(5)     (0.06)(5)      (0.17)(5)      --
HARTFORD GROWTH HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    12.54         0.02         (0.37)           --          (0.06)         --
 Class IB.....................    12.42           --         (0.36)           --          (0.06)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    12.47         0.02          0.53            --          (0.48)         --
 Class IB.....................    12.38        (0.03)         0.55            --          (0.48)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.16         0.01          1.39            --          (0.09)         --
 Class IB.....................    11.11         0.01          1.35            --          (0.09)         --
 For the Year Ended December
   31, 2003
 Class IA.....................     8.66        (0.01)         2.85            --          (0.34)         --
 Class IB.....................     8.64        (0.02)         2.83            --          (0.34)         --
 From inception April 30, 2002
   through December 31, 2002
 Class IA.....................    10.00           --         (1.34)           --             --          --
 Class IB.....................    10.00           --         (1.36)           --             --          --
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    30.07         0.05          0.38         (0.02)         (0.71)         --
 Class IB.....................    29.85           --          0.38            --          (0.71)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    27.63         0.12          4.36         (0.06)         (1.98)         --
 Class IB.....................    27.44         0.04          4.35            --          (1.98)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    23.57         0.05          4.01            --             --          --
 Class IB.....................    23.48         0.03          3.93            --             --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    16.40        (0.01)         7.18            --             --          --
 Class IB.....................    16.37        (0.01)         7.12            --             --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    22.66        (0.03)        (6.23)           --             --          --
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................    21.16        (0.01)        (4.78)           --             --          --
 For the Year Ended December
   31, 2001
 Class IA.....................    40.66           --         (9.21)           --          (8.79)         --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL LEADERS HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $19.52       5.17(2)   $   927,132      0.77(1)      0.77(1)      0.75(1)       64
 Class IB.....................     19.43       5.04(2)       274,978      1.02(1)      1.02(1)      0.50(1)       64
 For the Year Ended December
   31, 2005
 Class IA.....................     18.74       2.59          935,539      0.77         0.77         0.74         262
 Class IB.....................     18.66       2.33          280,050      1.02         1.02         0.48         262
 For the Year Ended December
   31, 2004
 Class IA.....................     18.41      19.19        1,004,850      0.78         0.78         0.83         255
 Class IB.....................     18.32      18.89          273,202      1.03         1.03         0.58         255
 For the Year Ended December
   31, 2003
 Class IA.....................     15.53      35.57          728,049      0.80         0.80         0.54         292
 Class IB.....................     15.47      35.24          129,315      1.05         1.05         0.29         292
 For the Year Ended December
   31, 2002
 Class IA.....................     11.50(5)  (19.51)         544,901      0.81         0.81         1.06         324
 Class IB.....................     11.47(5)  (19.70)          55,421      1.06         1.03         0.84         324
 For the Year Ended December
   31, 2001
 Class IA.....................     14.43(5)  (16.58)         484,661      0.81         0.81         0.71         363
 Class IB.....................     14.40(5)  (16.73)          49,356      1.06         0.99         0.53         363
HARTFORD GROWTH HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     12.13      (2.83)(2)      367,359      0.83(1)      0.83(1)      0.21(1)       53
 Class IB.....................     12.00      (2.95)(2)      195,456      1.08(1)      1.08(1)     (0.04)(1)      53
 For the Year Ended December
   31, 2005
 Class IA.....................     12.54       4.67(7)       345,558      0.84         0.84         0.02          76
 Class IB.....................     12.42       4.42(7)       206,105      1.09         1.09        (0.23)         76
 For the Year Ended December
   31, 2004
 Class IA.....................     12.47      12.49          249,473      0.86         0.86         0.09          79
 Class IB.....................     12.38      12.21          170,895      1.11         1.11        (0.16)         79
 For the Year Ended December
   31, 2003
 Class IA.....................     11.16      32.81          127,944      0.88         0.88        (0.20)        111
 Class IB.....................     11.11      32.48           90,188      1.13         1.13        (0.45)        111
 From inception April 30, 2002
   through December 31, 2002
 Class IA.....................      8.66     (13.43)(2)       13,452      0.99(1)      0.99(1)      0.01(1)       76
 Class IB.....................      8.64     (13.57)(2)        7,937      1.24(1)      1.24(1)        (1)         76
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     29.77       1.47(2)     1,055,597      0.64(1)      0.64(1)      0.28(1)       79
 Class IB.....................     29.52       1.35(2)       186,802      0.89(1)      0.89(1)      0.03(1)       79
 For the Year Ended December
   31, 2005
 Class IA.....................     30.07      16.31(8)     1,012,774      0.64         0.64         0.33         140
 Class IB.....................     29.85      16.02(8)       179,308      0.89         0.89         0.06         140
 For the Year Ended December
   31, 2004
 Class IA.....................     27.63      17.18          848,674      0.63         0.63         0.23         137
 Class IB.....................     27.44      16.89          112,896      0.88         0.88        (0.03)        137
 For the Year Ended December
   31, 2003
 Class IA.....................     23.57      43.79          696,900      0.64         0.64        (0.05)        145
 Class IB.....................     23.48      43.43           59,686      0.89         0.89        (0.30)        145
 For the Year Ended December
   31, 2002
 Class IA.....................     16.40     (27.65)         478,045      0.66         0.66        (0.16)        189
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................     16.37     (22.65)(2)        5,287      0.84(1)      0.84(1)     (0.10)(1)     189
 For the Year Ended December
   31, 2001
 Class IA.....................     22.66     (22.85)         755,068      0.65         0.65        (0.01)        228

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 4.58% and 4.33% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for classes IA and IB, respectively.
(8) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.20% and 15.91% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.03 and $0.03 for classes IA and IB, respectively.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD HIGH YIELD HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $ 9.80       $ 0.38        $(0.12)       $(0.77)       $    --      $   --
 Class IB.....................     9.70         0.37         (0.12)        (0.75)            --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    10.26         0.79         (0.58)        (0.67)            --          --
 Class IB.....................    10.17         0.76         (0.59)        (0.64)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    10.06         0.58          0.12         (0.50)            --          --
 Class IB.....................     9.98         0.64          0.03         (0.48)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     8.49         0.19          1.75         (0.37)            --          --
 Class IB.....................     8.44         0.28          1.63         (0.37)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................     9.64(5)      0.63(5)      (1.73)(5)     (0.05)(5)         --(5)       --
 Class IB.....................     9.61(5)      0.49(5)      (1.61)(5)     (0.05)(5)         --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................     9.39(5)      0.78(5)      (0.52)(5)     (0.01)(5)         --(5)       --
 Class IB.....................     9.38(5)      0.84(5)      (0.60)(5)     (0.01)(5)         --(5)       --
HARTFORD INDEX HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    31.97         0.26          0.51         (0.02)         (2.16)         --
 Class IB.....................    31.84         0.20          0.53            --          (2.16)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    32.17         0.51          0.90         (0.61)         (1.00)         --
 Class IB.....................    32.02         0.40          0.93         (0.51)         (1.00)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    29.60         0.50          2.56         (0.39)         (0.10)         --
 Class IB.....................    29.49         0.44          2.53         (0.34)         (0.10)         --
 For the Year Ended December
   31, 2003
 Class IA.....................    23.46         0.36          6.23         (0.37)         (0.08)         --
 Class IB.....................    23.39         0.31          6.19         (0.32)         (0.08)         --
 For the Year Ended December
   31, 2002
 Class IA.....................    31.81(5)      0.32(5)      (8.29)(5)     (0.28)(5)      (0.10)(5)      --
 Class IB.....................    31.75(5)      0.28(5)      (8.30)(5)     (0.24)(5)      (0.10)(5)      --
 For the Year Ended December
   31, 2001
 Class IA.....................    37.25(5)      0.31(5)      (4.87)(5)     (0.29)(5)      (0.59)(5)      --
 Class IB.....................    37.20(5)      0.30(5)      (4.91)(5)     (0.25)(5)      (0.59)(5)      --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD HIGH YIELD HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $ 9.29       2.76(2)   $   435,421      0.77(1)      0.72(1)      7.15(1)       89
 Class IB.....................      9.20       2.63(2)       258,022      1.02(1)      0.97(1)      6.90(1)       89
 For the Year Ended December
   31, 2005
 Class IA.....................      9.80       2.13(7)       443,859      0.77         0.76         6.51         138
 Class IB.....................      9.70       1.85(7)       272,538      1.02         1.01         6.25         138
 For the Year Ended December
   31, 2004
 Class IA.....................     10.26       7.40          518,881      0.77         0.77         6.31          92
 Class IB.....................     10.17       7.14          309,672      1.02         1.02         6.06          92
 For the Year Ended December
   31, 2003
 Class IA.....................     10.06      23.18          481,315      0.78         0.78         7.00          44
 Class IB.....................      9.98      22.88          259,544      1.03         1.03         6.75          44
 For the Year Ended December
   31, 2002
 Class IA.....................      8.49(5)   (6.89)         200,017      0.82         0.82         9.33          60
 Class IB.....................      8.44(5)   (7.14)          57,084      1.07         1.05         9.10          60
 For the Year Ended December
   31, 2001
 Class IA.....................      9.64(5)    2.69          127,044      0.81         0.81         9.70          63
 Class IB.....................      9.61(5)    2.54           25,901      1.06         0.99         9.52          63
HARTFORD INDEX HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     30.56       2.56(2)     1,570,185      0.43(1)      0.33(1)      1.58(1)        2
 Class IB.....................     30.41       2.44(2)       253,426      0.68(1)      0.58(1)      1.33(1)        2
 For the Year Ended December
   31, 2005
 Class IA.....................     31.97       4.50        1,701,424      0.42         0.42         1.46           5
 Class IB.....................     31.84       4.24          263,579      0.67         0.67         1.21           5
 For the Year Ended December
   31, 2004
 Class IA.....................     32.17      10.39        1,973,470      0.44         0.44         1.60           5
 Class IB.....................     32.02      10.12          252,959      0.69         0.69         1.35           5
 For the Year Ended December
   31, 2003
 Class IA.....................     29.60      28.13        1,934,490      0.44         0.44         1.40           3
 Class IB.....................     29.49      27.81          195,900      0.69         0.69         1.15           3
 For the Year Ended December
   31, 2002
 Class IA.....................     23.46(5)  (22.45)       1,553,260      0.44         0.44         1.18          15
 Class IB.....................     23.39(5)  (22.63)          68,832      0.69         0.67         0.95          15
 For the Year Ended December
   31, 2001
 Class IA.....................     31.81(5)  (12.31)       1,976,361      0.43         0.43         0.91           5
 Class IB.....................     31.75(5)  (12.47)          46,056      0.68         0.61         0.73           5

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 1.56% and 1.29% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.05 and $0.05 for classes IA and IB, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $12.48       $ 0.09        $ 0.86        $(0.01)       $ (0.18)     $   --
 Class IB.....................    12.40         0.07          0.86            --          (0.18)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    12.45         0.11          0.60         (0.10)         (0.58)         --
 Class IB.....................    12.37         0.06          0.61         (0.06)         (0.58)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    10.20         0.05          2.44            --          (0.24)         --
 Class IB.....................    10.16         0.06          2.39            --          (0.24)         --
 For the Year Ended December
   31, 2003
 Class IA.....................     7.09           --          3.61            --          (0.50)         --
 Class IB.....................     7.08           --          3.58            --          (0.50)         --
 For the Year Ended December
   31, 2002
 Class IA.....................     8.59(5)      0.03(5)      (1.51)(5)     (0.02)(5)         --(5)       --
 Class IB.....................     8.59(5)      0.01(5)      (1.51)(5)     (0.01)(5)         --(5)       --
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................    10.00(5)      0.01(5)      (1.41)(5)     (0.01)(5)         --(5)       --
 Class IB.....................    10.00(5)      0.01(5)      (1.41)(5)     (0.01)(5)         --(5)       --
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    13.59         0.22          1.03         (0.18)            --          --
 Class IB.....................    13.52         0.06          1.18            --             --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    11.86         0.14          1.59            --             --          --
 Class IB.....................    11.83         0.13          1.56            --             --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    10.11         0.10          1.73         (0.08)            --          --
 Class IB.....................    10.09         0.08          1.72         (0.06)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     7.66         0.09          2.44         (0.08)            --          --
 Class IB.....................     7.66         0.07          2.43         (0.07)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................     9.53(5)      0.17(5)      (1.94)(5)     (0.10)(5)         --(5)       --
 Class IB.....................     9.51(5)      0.14(5)      (1.91)(5)     (0.08)(5)         --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    13.64(5)      0.12(5)      (2.61)(5)     (0.01)(5)      (1.61)(5)      --
 Class IB.....................    13.65(5)      0.12(5)      (2.63)(5)     (0.02)(5)      (1.61)(5)      --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    14.84         0.15          1.43         (0.05)         (0.19)         --
 Class IB.....................    14.71         0.12          1.43         (0.03)         (0.19)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    14.52         0.11          2.44         (0.38)         (1.85)         --
 Class IB.....................    14.42         0.08          2.40         (0.34)         (1.85)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    12.62         0.16          1.96            --          (0.22)         --
 Class IB.....................    12.56         0.14          1.94            --          (0.22)         --
 For the Year Ended December
   31, 2003
 Class IA.....................     8.89         0.09          4.68         (0.11)         (0.93)         --
 Class IB.....................     8.86         0.08          4.64         (0.09)         (0.93)         --
 For the Year Ended December
   31, 2002
 Class IA.....................     9.39(5)      0.02(5)      (0.52)(5)        --(5)          --(5)       --
 Class IB.....................     9.38(5)      0.01(5)      (0.53)(5)        --(5)          --(5)       --
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................    10.00(5)      0.05(5)      (0.64)(5)     (0.02)(5)         --(5)       --
 Class IB.....................    10.00(5)      0.03(5)      (0.64)(5)     (0.01)(5)         --(5)       --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $13.24       7.71(2)   $   455,223      0.90(1)      0.90(1)      1.43(1)       84
 Class IB.....................     13.15       7.58(2)       265,278      1.15(1)      1.15(1)      1.14(1)       84
 For the Year Ended December
   31, 2005
 Class IA.....................     12.48       6.16          370,555      0.93         0.93         1.05         179
 Class IB.....................     12.40       5.89          244,572      1.18         1.18         0.79         179
 For the Year Ended December
   31, 2004
 Class IA.....................     12.45      24.72          208,703      0.97         0.97         0.86         215
 Class IB.....................     12.37      24.40          137,183      1.22         1.22         0.61         215
 For the Year Ended December
   31, 2003
 Class IA.....................     10.20      51.02           67,147      1.01         1.01         0.23         244
 Class IB.....................     10.16      50.65           63,698      1.26         1.26        (0.02)        244
 For the Year Ended December
   31, 2002
 Class IA.....................      7.09(5)  (17.21)          21,368      1.26         1.26         0.59         285
 Class IB.....................      7.08(5)  (17.40)          13,878      1.51         1.49         0.36         285
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................      8.59(5)  (13.98)(2)        9,969      1.00(1)      1.00(1)      0.42(1)      191
 Class IB.....................      8.59(5)  (14.08)(2)        5,075      1.25(1)      1.18(1)      0.24(1)      191
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     14.66       9.29(2)     1,382,503      0.78(1)      0.78(1)      2.62(1)       61
 Class IB.....................     14.76       9.15(2)       337,331      1.03(1)      1.03(1)      2.35(1)       61
 For the Year Ended December
   31, 2005
 Class IA.....................     13.59      14.62        1,251,426      0.78         0.78         1.22         120
 Class IB.....................     13.52      14.33          319,626      1.03         1.03         0.97         120
 For the Year Ended December
   31, 2004
 Class IA.....................     11.86      18.08        1,054,884      0.80         0.80         1.13         142
 Class IB.....................     11.83      17.79          247,752      1.05         1.05         0.88         142
 For the Year Ended December
   31, 2003
 Class IA.....................     10.11      33.10          823,760      0.83         0.83         1.08         144
 Class IB.....................     10.09      32.76           76,246      1.08         1.08         0.83         144
 For the Year Ended December
   31, 2002
 Class IA.....................      7.66(5)  (17.93)         646,903      0.81         0.81         1.23         161
 Class IB.....................      7.66(5)  (18.12)          26,641      1.06         1.04         1.00         161
 For the Year Ended December
   31, 2001
 Class IA.....................      9.53(5)  (18.73)         941,934      0.81         0.81         1.10         144
 Class IB.....................      9.51(5)  (18.88)          22,277      1.06         0.99         0.92         144
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     16.18      10.74(2)       237,571      0.95(1)      0.95(1)      1.90(1)       59
 Class IB.....................     16.04      10.60(2)        96,716      1.20(1)      1.20(1)      1.60(1)       59
 For the Year Ended December
   31, 2005
 Class IA.....................     14.84      18.60          193,712      1.00         1.00         1.19          95
 Class IB.....................     14.71      18.30           92,157      1.25         1.25         0.97          95
 For the Year Ended December
   31, 2004
 Class IA.....................     14.52      16.96           84,012      1.08         1.08         1.53         119
 Class IB.....................     14.42      16.67           54,750      1.33         1.33         1.28         119
 For the Year Ended December
   31, 2003
 Class IA.....................     12.62      53.73           44,088      1.23         1.23         1.35         150
 Class IB.....................     12.56      53.35           22,704      1.48         1.48         1.10         150
 For the Year Ended December
   31, 2002
 Class IA.....................      8.89(5)   (5.08)          16,722      1.71         1.71         0.23         183
 Class IB.....................      8.86(5)   (5.30)           5,130      1.96         1.96        (0.01)        183
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................      9.39(5)   (5.98)(2)        4,373      1.00(1)      1.00(1)      1.01(1)      168
 Class IB.....................      9.38(5)   (6.09)(2)          768      1.25(1)      1.18(1)      0.83(1)      168

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD INTERNATIONAL STOCK
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $14.97       $ 0.25        $ 1.08        $(0.24)       $    --      $   --
 For the Year Ended December
   31, 2005
 Class IA.....................    13.63         0.26          1.26         (0.18)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.85         0.21          1.61         (0.04)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     9.33         0.20          2.57         (0.25)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.43         0.17         (1.18)        (0.09)            --          --
 For the Year Ended December
   31, 2001
 Class IA.....................    15.07         0.11         (3.62)           --          (1.13)         --
HARTFORD LARGECAP GROWTH HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     9.59         0.02         (0.19)           --             --          --
 For the Year Ended December
   31, 2005
 Class IA.....................     9.58         0.02          0.07         (0.08)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................     8.59         0.06          0.93            --             --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     6.96           --          1.63            --             --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.09        (0.02)        (3.11)           --             --          --
 For the Year Ended December
   31, 2001
 Class IA.....................    11.86        (0.01)        (1.76)           --             --          --
HARTFORD MIDCAP STOCK HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    11.33        (0.01)         0.41            --          (0.11)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    12.63        (0.04)         0.53            --          (1.79)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.21         0.01          1.43         (0.02)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     8.57         0.02          2.64         (0.02)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................     9.85         0.02         (1.30)           --             --          --
 For the Year Ended December
   31, 2001
 Class IA.....................    10.31         0.01         (0.44)        (0.01)         (0.02)         --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(5)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD INTERNATIONAL STOCK
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $16.06       8.93(2)   $    97,723      0.94(1)      0.94(1)      2.87(1)       37
 For the Year Ended December
   31, 2005
 Class IA.....................     14.97      11.40           96,129      0.94         0.94         1.72          57
 For the Year Ended December
   31, 2004
 Class IA.....................     13.63      15.31           96,582      0.96         0.96         1.49          58
 For the Year Ended December
   31, 2003
 Class IA.....................     11.85      30.01           94,895      0.96         0.96         1.83          43
 For the Year Ended December
   31, 2002
 Class IA.....................      9.33      (9.74)          81,352      0.97         0.97         1.53          53
 For the Year Ended December
   31, 2001
 Class IA.....................     10.43     (24.17)         105,313      0.94         0.94         0.89          58
HARTFORD LARGECAP GROWTH HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................      9.42      (1.77)%(2)      60,598      0.94(1)%     0.84(1)%     0.49(1)%      8%
 For the Year Ended December
   31, 2005
 Class IA.....................      9.59       0.99           69,136      0.96         0.86         0.33          34
 For the Year Ended December
   31, 2004
 Class IA.....................      9.58      11.54           59,766      0.96         0.96         0.70          30
 For the Year Ended December
   31, 2003
 Class IA.....................      8.59      23.42           58,670      0.93         0.93         0.05         121
 For the Year Ended December
   31, 2002
 Class IA.....................      6.96     (31.04)          51,944      0.95         0.95        (0.19)         44
 For the Year Ended December
   31, 2001
 Class IA.....................     10.09     (14.89)          86,475      0.95         0.95        (0.11)         77
HARTFORD MIDCAP STOCK HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     11.62       3.56%(2)       53,065      0.97%(1)     0.77%(1)    (0.12)%(1)    56%
 For the Year Ended December
   31, 2005
 Class IA.....................     11.33       4.55           55,209      1.01         0.81        (0.39)        112
 For the Year Ended December
   31, 2004
 Class IA.....................     12.63      12.83           59,730      0.94         0.94         0.02         179
 For the Year Ended December
   31, 2003
 Class IA.....................     11.21      31.05           56,285      0.95         0.95         0.16          76
 For the Year Ended December
   31, 2002
 Class IA.....................      8.57     (13.06)          43,251      0.97         0.97         0.16          77
 For the Year Ended December
   31, 2001
 Class IA.....................      9.85      (4.17)          46,758      1.02         1.02         0.07          79

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $ 1.00       $ 0.02        $   --        $(0.02)       $    --      $   --
 Class IB.....................     1.00         0.02            --         (0.02)            --          --
 For the Year Ended December
   31, 2005
 Class IA.....................     1.00         0.03            --         (0.03)            --          --
 Class IB.....................     1.00         0.03            --         (0.03)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................     1.00           --            --            --             --          --
 Class IB.....................     1.00           --            --            --             --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     1.00         0.01            --         (0.01)            --          --
 Class IB.....................     1.00           --            --            --             --          --
 For the Year Ended December
   31, 2002
 Class IA.....................     1.00         0.01            --         (0.01)            --          --
 Class IB.....................     1.00         0.01            --         (0.01)            --          --
 For the Year Ended December
   31, 2001
 Class IA.....................     1.00         0.04            --         (0.04)            --          --
 Class IB.....................     1.00         0.04            --         (0.04)            --          --
HARTFORD MORTGAGE SECURITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    11.50         0.32         (0.34)        (0.61)            --          --
 Class IB.....................    11.40         0.32         (0.35)        (0.58)            --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    11.71         0.55         (0.28)        (0.48)            --          --
 Class IB.....................    11.61         0.53         (0.29)        (0.45)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.84         0.42          0.05         (0.58)         (0.02)         --
 Class IB.....................    11.75         0.45         (0.02)        (0.55)         (0.02)         --
 For the Year Ended December
   31, 2003
 Class IA.....................    12.01         0.35         (0.08)        (0.38)         (0.06)         --
 Class IB.....................    11.94         0.38         (0.14)        (0.37)         (0.06)         --
 For the Year Ended December
   31, 2002
 Class IA.....................    11.54(5)      0.37(5)       0.15(5)      (0.05)(5)         --(5)       --
 Class IB.....................    11.50(5)      0.31(5)       0.18(5)      (0.05)(5)         --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    11.38(5)      0.49(5)       0.34(5)      (0.67)(5)         --(5)       --
 Class IB.....................    11.36(5)      0.50(5)       0.31(5)      (0.67)(5)         --(5)       --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $ 1.00       2.14(2)   $ 1,587,423      0.49(1)      0.49(1)      4.30(1)       --
 Class IB.....................      1.00       2.01(2)       308,798      0.74(1)      0.74(1)      4.04(1)       --
 For the Year Ended December
   31, 2005
 Class IA.....................      1.00       2.84        1,353,836      0.49         0.49         2.79          --
 Class IB.....................      1.00       2.58          264,040      0.75         0.75         2.54          --
 For the Year Ended December
   31, 2004
 Class IA.....................      1.00       0.94        1,294,525      0.48         0.48         0.93          --
 Class IB.....................      1.00       0.69          252,808      0.73         0.73         0.68          --
 For the Year Ended December
   31, 2003
 Class IA.....................      1.00       0.75        1,609,439      0.49         0.49         0.75          --
 Class IB.....................      1.00       0.50          240,930      0.74         0.74         0.50          --
 For the Year Ended December
   31, 2002
 Class IA.....................      1.00       1.47        2,319,456      0.49         0.49         1.43          --
 Class IB.....................      1.00       1.24          261,914      0.74         0.72         1.20          --
 For the Year Ended December
   31, 2001
 Class IA.....................      1.00       3.87        1,867,520      0.48         0.48         3.58          --
 Class IB.....................      1.00       3.68          152,129      0.73         0.66         3.40          --
HARTFORD MORTGAGE SECURITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     10.87      (0.14)(2)      422,289      0.49(1)      0.49(1)      4.91(1)       28
 Class IB.....................     10.79      (0.26)(2)      144,391      0.74(1)      0.74(1)      4.66(1)       28
 For the Year Ended December
   31, 2005
 Class IA.....................     11.50       2.36          457,600      0.49         0.49         4.25         131
 Class IB.....................     11.40       2.11          163,031      0.74         0.74         4.00         131
 For the Year Ended December
   31, 2004
 Class IA.....................     11.71       4.12          521,171      0.49         0.49         3.29         100
 Class IB.....................     11.61       3.86          180,232      0.74         0.74         3.04         100
 For the Year Ended December
   31, 2003
 Class IA.....................     11.84       2.29          587,833      0.49         0.49         2.84         338
 Class IB.....................     11.75       2.03          180,982      0.74         0.74         2.59         338
 For the Year Ended December
   31, 2002
 Class IA.....................     12.01(5)    8.15          727,323      0.49         0.49         3.86         339
 Class IB.....................     11.94(5)    7.89          116,549      0.74         0.73         3.62         339
 For the Year Ended December
   31, 2001
 Class IA.....................     11.54(5)    7.50          424,603      0.48         0.48         5.64         233
 Class IB.....................     11.50(5)    7.30           26,121      0.73         0.66         5.46         233

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD SMALLCAP GROWTH HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $20.88       $ 0.03        $ 0.10        $   --        $    --      $   --
 Class IB.....................    20.83         0.01          0.10            --             --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    20.26         0.09          2.13         (0.08)         (1.22)      (0.30)
 Class IB.....................    20.21         0.02          2.15         (0.03)         (1.22)      (0.30)
 For the Year Ended December
   31, 2004
 Class IA.....................    17.55         0.04          2.67            --             --          --
 Class IB.....................    17.55         0.03          2.63            --             --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    11.70           --          5.85            --             --          --
 Class IB.....................    11.73        (0.01)         5.83            --             --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    16.44        (0.02)        (4.72)           --             --          --
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................    15.96        (0.01)        (4.22)           --             --          --
 For the Year Ended December
   31, 2001
 Class IA.....................    23.73           --         (4.91)           --          (2.38)         --
HARTFORD SMALLCAP VALUE HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    13.77         0.12          0.73            --          (0.31)         --
 Class IB.....................    13.74         0.09          0.74            --          (0.31)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    16.61         0.15          1.08         (0.23)         (3.84)         --
 Class IB.....................    16.59         0.16          1.02         (0.19)         (3.84)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    14.81         0.13          1.92         (0.10)         (0.15)         --
 Class IB.....................    14.78         0.15          1.91         (0.10)         (0.15)         --
 For the Year Ended December
   31, 2003
 Class IA.....................    10.88         0.13          4.01         (0.06)         (0.15)         --
 From inception July 1, 2003
   through December 31, 2003
 Class IB.....................    12.06           --          2.72            --             --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    14.20         0.07         (1.93)        (0.10)         (1.36)         --
 For the Year Ended December
   31, 2001
 Class IA.....................    11.74         0.13          2.33            --             --          --
HARTFORD STOCK HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    49.21         0.37          0.10         (0.01)            --          --
 Class IB.....................    49.10         0.30          0.10            --             --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    45.72         0.66          3.72         (0.89)            --          --
 Class IB.....................    45.59         0.51          3.74         (0.74)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    44.37         0.74          1.10         (0.49)            --          --
 Class IB.....................    44.29         0.64          1.08         (0.42)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    35.46         0.46          8.93         (0.48)            --          --
 Class IB.....................    35.42         0.38          8.88         (0.39)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    47.36(5)      0.43(5)     (11.94)(5)     (0.39)(5)         --(5)       --
 Class IB.....................    47.31(5)      0.38(5)     (11.95)(5)     (0.32)(5)         --(5)       --
 For the Year Ended December
   31, 2001
 Class IA.....................    58.80(5)      0.41(5)      (7.42)(5)     (0.38)(5)      (4.05)(5)      --
 Class IB.....................    58.79(5)      0.46(5)      (7.57)(5)     (0.32)(5)      (4.05)(5)      --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD SMALLCAP GROWTH HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $21.01       0.65%(2)  $   708,989      0.63%(1)     0.63%(1)     0.39%(1)     42%
 Class IB.....................     20.94       0.52(2)       243,539      0.88(1)      0.88(1)      0.14(1)       42
 For the Year Ended December
   31, 2005
 Class IA.....................     20.88      11.02(7)       704,168      0.63         0.63         0.20          77
 Class IB.....................     20.83      10.78(7)       271,859      0.88         0.88        (0.05)         77
 For the Year Ended December
   31, 2004
 Class IA.....................     20.26      15.43          503,717      0.64         0.64         0.27          88
 Class IB.....................     20.21      15.14          201,589      0.89         0.89         0.02          88
 For the Year Ended December
   31, 2003
 Class IA.....................     17.55      50.06          346,380      0.66         0.66        (0.01)        101
 Class IB.....................     17.55      49.70           74,592      0.91         0.91        (0.26)        101
 For the Year Ended December
   31, 2002
 Class IA.....................     11.70     (28.83)         184,062      0.69         0.69        (0.18)         99
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................     11.73     (26.51)(2)        7,150      0.89(1)      0.89(1)     (0.13)(1)      99
 For the Year Ended December
   31, 2001
 Class IA.....................     16.44     (20.18)         272,272      0.68         0.68        (0.02)        164
HARTFORD SMALLCAP VALUE HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     14.31       6.26(2)       100,645      0.97(1)      0.97(1)      1.72(1)      123
 Class IB.....................     14.26       6.12(2)           179      1.23(1)      1.23(1)      1.43(1)      123
 For the Year Ended December
   31, 2005
 Class IA.....................     13.77       8.11          103,350      0.92         0.92         0.94          49
 Class IB.....................     13.74       7.83              146      1.17         1.17         0.71          49
 For the Year Ended December
   31, 2004
 Class IA.....................     16.61      13.98          114,296      0.92         0.92         0.80          51
 Class IB.....................     16.59      14.06               32      1.17         1.17         0.55          51
 For the Year Ended December
   31, 2003
 Class IA.....................     14.81      38.46          105,589      0.92         0.92         0.99          57
 From inception July 1, 2003
   through December 31, 2003
 Class IB.....................     14.78      25.54(2)             1      1.17(1)      1.17(1)      0.74(1)       57
 For the Year Ended December
   31, 2002
 Class IA.....................     10.88     (15.17)          85,029      0.92         0.92         0.60          44
 For the Year Ended December
   31, 2001
 Class IA.....................     14.20      21.01          108,672      0.96         0.96         1.19          49
HARTFORD STOCK HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     49.67       0.95(2)     4,417,464      0.50(1)      0.50(1)      1.41(1)       54
 Class IB.....................     49.50       0.82(2)       720,391      0.75(1)      0.75(1)      1.16(1)       54
 For the Year Ended December
   31, 2005
 Class IA.....................     49.21       9.62        4,787,612      0.50         0.50         1.21          91
 Class IB.....................     49.10       9.35          770,163      0.75         0.75         0.96          91
 For the Year Ended December
   31, 2004
 Class IA.....................     45.72       4.17        5,657,942      0.49         0.49         1.61          30
 Class IB.....................     45.59       3.91          718,293      0.74         0.74         1.36          30
 For the Year Ended December
   31, 2003
 Class IA.....................     44.37      26.47        6,014,675      0.49         0.49         1.18          37
 Class IB.....................     44.29      26.16          562,979      0.74         0.74         0.93          37
 For the Year Ended December
   31, 2002
 Class IA.....................     35.46(5)  (24.25)       5,094,276      0.49         0.49         0.97          44
 Class IB.....................     35.42(5)  (24.42)         296,767      0.74         0.72         0.75          44
 For the Year Ended December
   31, 2001
 Class IA.....................     47.36(5)  (12.23)       7,834,643      0.49         0.49         0.80          39
 Class IB.....................     47.31(5)  (12.39)         271,475      0.74         0.67         0.62          39

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 10.80% and 10.56% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.04 and $0.04 for classes IA and IB, respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $11.27       $ 0.26        $(0.32)       $(0.05)       $    --      $   --
 Class IB.....................    11.20         0.24         (0.32)        (0.03)            --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    11.94         0.44         (0.14)        (0.88)         (0.09)         --
 Class IB.....................    11.86         0.43         (0.17)        (0.83)         (0.09)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    12.32         0.40          0.12         (0.58)         (0.32)         --
 Class IB.....................    12.25         0.45          0.04         (0.56)         (0.32)         --
 For the Year Ended December
   31, 2003
 Class IA.....................    11.95         0.36          0.57         (0.50)         (0.06)         --
 Class IB.....................    11.90         0.40          0.50         (0.49)         (0.06)         --
 For the Year Ended December
   31, 2002
 Class IA.....................    11.46(5)      0.56(5)      (0.01)(5)     (0.05)(5)      (0.01)(5)      --
 Class IB.....................    11.43(5)      0.46(5)       0.07(5)      (0.05)(5)      (0.01)(5)      --
 For the Year Ended December
   31, 2001
 Class IA.....................    11.08(5)      0.46(5)       0.48(5)      (0.56)(5)         --(5)       --
 Class IB.....................    11.07(5)      0.41(5)       0.50(5)      (0.55)(5)         --(5)       --
HARTFORD U.S GOVERNMENT
 SECURITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    11.09         0.22         (0.22)        (0.39)            --          --
 Class IB.....................    11.03         0.20         (0.21)        (0.36)            --          --
 For the Year Ended December
   31, 2005
 Class IA.....................    11.24         0.35         (0.17)        (0.33)            --          --
 Class IB.....................    11.19         0.37         (0.22)        (0.31)            --          --
 For the Year Ended December
   31, 2004
 Class IA.....................    11.43         0.29         (0.07)        (0.41)            --          --
 Class IB.....................    11.39         0.37         (0.18)        (0.39)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    11.36         0.31         (0.07)        (0.17)            --          --
 Class IB.....................    11.34         0.27         (0.05)        (0.17)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    10.79         0.22          0.89         (0.54)            --          --
 From inception April 30, 2002
   through December 31, 2002
 Class IB.....................    10.51         0.15          0.68            --             --          --
 For the Year Ended December
   31, 2001
 Class IA.....................    10.59         0.50          0.28         (0.58)            --          --
HARTFORD VALUE HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    11.18         0.08          0.77         (0.01)         (0.35)         --
 Class IB.....................    11.14         0.06          0.77            --          (0.35)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    10.73         0.15          0.71         (0.27)         (0.14)         --
 Class IB.....................    10.67         0.10          0.73         (0.22)         (0.14)         --
 For the Year Ended December
   31, 2004
 Class IA.....................     9.72         0.13          0.91         (0.03)            --          --
 Class IB.....................     9.69         0.12          0.89         (0.03)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................     7.61         0.10          2.08         (0.07)            --          --
 Class IB.....................     7.60         0.09          2.06         (0.06)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................     9.94(5)      0.08(5)      (2.33)(5)     (0.08)(5)         --(5)       --
 Class IB.....................     9.93(5)      0.07(5)      (2.33)(5)     (0.07)(5)         --(5)       --
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................    10.00(5)      0.03(5)      (0.02)(5)     (0.03)(5)      (0.04)(5)      --
 Class IB.....................    10.00(5)      0.02(5)      (0.03)(5)     (0.02)(5)      (0.04)(5)      --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD TOTAL RETURN BOND HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $11.16      (0.56)%(2) $ 2,814,400      0.49%(1)     0.49%(1)     4.66%(1)    211%
 Class IB.....................     11.09      (0.68)(2)    1,037,347      0.74(1)      0.74(1)      4.41(1)      211
 For the Year Ended December
   31, 2005
 Class IA.....................     11.27       2.45        2,745,115      0.50         0.50         4.09         190
 Class IB.....................     11.20       2.19        1,068,600      0.75         0.75         3.84         190
 For the Year Ended December
   31, 2004
 Class IA.....................     11.94       4.62        2,507,021      0.50         0.50         3.72         164
 Class IB.....................     11.86       4.36          991,065      0.75         0.75         3.47         164
 For the Year Ended December
   31, 2003
 Class IA.....................     12.32       7.85        2,332,343      0.50         0.50         3.74         215
 Class IB.....................     12.25       7.58          734,768      0.75         0.75         3.49         215
 For the Year Ended December
   31, 2002
 Class IA.....................     11.95(5)   10.08        2,145,266      0.51         0.51         5.58         108
 Class IB.....................     11.90(5)    9.83          382,864      0.76         0.75         5.34         108
 For the Year Ended December
   31, 2001
 Class IA.....................     11.46(5)    8.68        1,549,698      0.51         0.51         5.87         185
 Class IB.....................     11.43(5)    8.49          152,254      0.76         0.69         5.69         185
HARTFORD U.S GOVERNMENT
 SECURITIES HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     10.70      (0.02)(2)      633,574      0.48(1)      0.48(1)      4.40(1)      142
 Class IB.....................     10.66      (0.14)(2)      304,465      0.73(1)      0.73(1)      4.14(1)      142
 For the Year Ended December
   31, 2005
 Class IA.....................     11.09       1.55          591,007      0.47         0.47         3.60         257
 Class IB.....................     11.03       1.30          323,920      0.72         0.72         3.34         257
 For the Year Ended December
   31, 2004
 Class IA.....................     11.24       2.07          523,819      0.47         0.47         3.08         247
 Class IB.....................     11.19       1.82          294,711      0.72         0.72         2.83         247
 For the Year Ended December
   31, 2003
 Class IA.....................     11.43       2.15          514,243      0.47         0.47         2.74         191
 Class IB.....................     11.39       1.89          239,023      0.72         0.72         2.49         191
 For the Year Ended December
   31, 2002
 Class IA.....................     11.36      10.73          590,626      0.49         0.49         3.47         283
 From inception April 30, 2002
   through December 31, 2002
 Class IB.....................     11.34       7.96(2)       100,867      0.74(1)      0.74(1)      5.13(1)      283
 For the Year Ended December
   31, 2001
 Class IA.....................     10.79       7.50          174,333      0.51         0.51         5.55         155
HARTFORD VALUE HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................     11.67       7.63(2)       209,336      0.85(1)      0.85(1)      1.30(1)       17
 Class IB.....................     11.62       7.49(2)       132,371      1.10(1)      1.10(1)      1.05(1)       17
 For the Year Ended December
   31, 2005
 Class IA.....................     11.18       8.13          193,655      0.86         0.86         1.42          30
 Class IB.....................     11.14       7.86          129,771      1.11         1.11         1.17          30
 For the Year Ended December
   31, 2004
 Class IA.....................     10.73      10.71          162,644      0.87         0.87         1.36          45
 Class IB.....................     10.67      10.43          120,227      1.12         1.12         1.11          45
 For the Year Ended December
   31, 2003
 Class IA.....................      9.72      28.60          155,085      0.87         0.87         1.53          40
 Class IB.....................      9.69      28.28           99,825      1.12         1.12         1.28          40
 For the Year Ended December
   31, 2002
 Class IA.....................      7.61(5)  (22.64)          69,388      0.89         0.89         1.30          37
 Class IB.....................      7.60(5)  (22.81)          34,006      1.14         1.12         1.07          37
 From inception April 30, 2001
   through December 31, 2001
 Class IA.....................      9.94(5)    0.06(2)        40,759      0.90(1)      0.90(1)      1.02(1)       16
 Class IB.....................      9.93(5)   (0.06)(2)       11,952      1.15(1)      1.08(1)      0.84(1)       16

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(4) --
                                ----------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM          TAX
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      RETURN
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL        OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS       CAPITAL
                                ---------   ----------   ------------   ----------   -------------   -------
HARTFORD VALUE OPPORTUNITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $18.93       $ 0.13        $ 0.74        $(0.01)       $ (1.21)     $   --
 Class IB.....................    18.83         0.10          0.75            --          (1.21)         --
 For the Year Ended December
   31, 2005
 Class IA.....................    18.16         0.14          1.34         (0.26)         (0.45)         --
 Class IB.....................    18.06         0.09          1.33         (0.20)         (0.45)         --
 For the Year Ended December
   31, 2004
 Class IA.....................    15.33         0.13          2.75         (0.05)            --          --
 Class IB.....................    15.27         0.11          2.72         (0.04)            --          --
 For the Year Ended December
   31, 2003
 Class IA.....................    10.86         0.06          4.48         (0.07)            --          --
 Class IB.....................    10.84         0.08          4.41         (0.06)            --          --
 For the Year Ended December
   31, 2002
 Class IA.....................    14.83         0.07         (3.68)        (0.09)         (0.27)         --
 From inception April 30, 2002
   through December 31, 2002
 Class IB.....................    13.51         0.02         (2.69)           --             --          --
 For the Year Ended December
   31, 2001
 Class IA.....................    17.38         0.08         (0.48)        (0.11)         (2.04)         --

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                                        RATIO OF     RATIO OF     RATIO OF
                                                                        EXPENSES     EXPENSES       NET
                                NET ASSET                              TO AVERAGE   TO AVERAGE   INVESTMENT
                                 VALUE AT                NET ASSETS    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                   END       TOTAL        AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                OF PERIOD)   RETURN        PERIOD      WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(5)
                                ----------   ------      -----------   ----------   ----------   ----------   ---------
HARTFORD VALUE OPPORTUNITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    $18.58       4.80%(2)  $   422,328      0.64%(1)     0.64%(1)     1.35%(1)     26%
 Class IB.....................     18.47       4.67(2)       152,436      0.89(1)      0.89(1)      1.09(1)       26
 For the Year Ended December
   31, 2005
 Class IA.....................     18.93       8.32          390,113      0.65         0.65         1.05          52
 Class IB.....................     18.83       8.05          151,960      0.90         0.90         0.79          52
 For the Year Ended December
   31, 2004
 Class IA.....................     18.16      18.87          259,593      0.67         0.67         1.10          80
 Class IB.....................     18.06      18.58           81,772      0.92         0.92         0.85          80
 For the Year Ended December
   31, 2003
 Class IA.....................     15.33      41.87          156,879      0.71         0.71         0.62          48
 Class IB.....................     15.27      41.52           32,572      0.96         0.96         0.37          48
 For the Year Ended December
   31, 2002
 Class IA.....................     10.86     (24.95)          88,793      0.73         0.73         0.60          67
 From inception April 30, 2002
   through December 31, 2002
 Class IB.....................     10.84     (19.74)(2)        3,160      0.91(1)      0.91(1)      1.06(1)       67
 For the Year Ended December
   31, 2001
 Class IA.....................     14.83      (2.55)         130,567      0.73         0.73         0.68         147

---------------
(1)  Annualized.
(2)  Not annualized.
(3)  Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Mr. Znamierowski oversees 87 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director* since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee

     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 61) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin -- Madison. In addition, Dr. Senbet served as an independent director of the Fortis Funds from March 2000 until July 2002.

     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

VERNON J. MEYER (Age 41) Vice President since 2006*

     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.
     * Appointed February 13, 2006

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004(1)

     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He also serves as Chief Broker/Dealer Compliance for HIFSCO.

ROBERT M. ARENA (age 37) Vice President since 2006**

     Mr. Arena is Senior Vice President of Hartford Life and heads its Retail Product Management Group in the Investment Products Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.
     ** Appointed February 1, 2006

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

DENISE A. SETTIMI (age 45) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

THOMAS D. JONES III (Age 41) Vice President and Chief Compliance Officer since 2006***

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.
     *** Appointed February 13, 2006

JOHN C. WALTERS (age 43) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.(2)

     (1) Resigned as Chief Compliance Officer, February 13, 2006, and as an officer of the Funds, June 23, 2006.
     (2) Served as President of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 17, 2005.

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2005 through June 30, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006
                       -----------------   -------------   -----------------
HARTFORD ADVISERS HLS
  FUND
  Class IA                 $1,000.00         $  998.23           $3.17
  Class IB                 $1,000.00         $  995.69           $4.40
HARTFORD BLUE CHIP
  HLS FUND
  Class IA                 $1,000.00         $  984.07           $4.10
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA                 $1,000.00         $1,033.67           $3.49
  Class IB                 $1,000.00         $1,031.11           $4.76
HARTFORD CAPITAL
  OPPORTUNITIES HLS
  FUND
  Class IA                 $1,000.00         $  982.26           $4.40
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA                 $1,000.00         $1,013.97           $3.65
  Class IB                 $1,000.00         $1,011.46           $4.87

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD                    DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD ADVISERS HLS
  FUND
  Class IA                 $1,000.00         $1,021.62           $3.21            0.64%       184         365
  Class IB                 $1,000.00         $1,020.38           $4.46            0.89%       184         365
HARTFORD BLUE CHIP
  HLS FUND
  Class IA                 $1,000.00         $1,021.07           $4.18            0.82%       184         365
HARTFORD CAPITAL
  APPRECIATION HLS
  FUND
  Class IA                 $1,000.00         $1,021.78           $3.47            0.68%       184         365
  Class IB                 $1,000.00         $1,020.52           $4.74            0.93%       184         365
HARTFORD CAPITAL
  OPPORTUNITIES HLS
  FUND
  Class IA                 $1,000.00         $1,020.77           $4.48            0.88%       184         365
HARTFORD DISCIPLINED
  EQUITY HLS FUND
  Class IA                 $1,000.00         $1,021.58           $3.67            0.72%       184         365
  Class IB                 $1,000.00         $1,020.37           $4.89            0.96%       184         365

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006
                       -----------------   -------------   -----------------
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA                 $1,000.00         $1,050.62           $3.46
  Class IB                 $1,000.00         $1,048.06           $4.75
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA                 $1,000.00         $1,066.27           $3.85
  Class IB                 $1,000.00         $1,063.71           $5.15
HARTFORD FOCUS HLS
  FUND
  Class IA                 $1,000.00         $  967.52           $4.12
  Class IB                 $1,000.00         $  965.06           $5.35
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA                 $1,000.00         $1,023.02           $4.23
  Class IB                 $1,000.00         $1,020.46           $5.50
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA                 $1,000.00         $1,047.82           $3.97
  Class IB                 $1,000.00         $1,045.26           $5.26
HARTFORD GROWTH HLS
  FUND
  Class IA                 $1,000.00         $  967.52           $4.12
  Class IB                 $1,000.00         $  965.06           $5.35
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA                 $1,000.00         $1,011.47           $3.24
  Class IB                 $1,000.00         $1,009.01           $4.51
HARTFORD HIGH YIELD
  HLS FUND
  Class IA                 $1,000.00         $1,023.97           $3.67
  Class IB                 $1,000.00         $1,021.41           $4.94
HARTFORD INDEX HLS
  FUND, INC.
  Class IA                 $1,000.00         $1,023.94           $1.68
  Class IB                 $1,000.00         $1,021.48           $2.96
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA                 $1,000.00         $1,072.56           $4.70
  Class IB                 $1,000.00         $1,070.00           $6.00
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA                 $1,000.00         $1,088.97           $4.11
  Class IB                 $1,000.00         $1,086.31           $5.42
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA                 $1,000.00         $1,102.61           $5.03
  Class IB                 $1,000.00         $1,099.95           $6.35
HARTFORD
  INTERNATIONAL STOCK
  HLS FUND
  Class IA                 $1,000.00         $1,084.56           $4.94
HARTFORD LARGECAP
  GROWTH HLS FUND
  Class IA                 $1,000.00         $  978.07           $4.19
HARTFORD MIDCAP STOCK
  HLS FUND
  Class IA                 $1,000.00         $1,031.72           $3.94
HARTFORD MONEY MARKET
  HLS FUND
  Class IA                 $1,000.00         $1,018.93           $2.49
  Class IB                 $1,000.00         $1,016.37           $3.76
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA                 $1,000.00         $  996.13           $2.47
  Class IB                 $1,000.00         $  993.67           $3.72
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA                 $1,000.00         $1,003.32           $3.18
  Class IB                 $1,000.00         $1,000.76           $4.44
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA                 $1,000.00         $1,057.71           $5.03
  Class IB                 $1,000.00         $1,055.00           $6.37
HARTFORD STOCK HLS
  FUND
  Class IA                 $1,000.00         $1,006.98           $2.53
  Class IB                 $1,000.00         $1,004.42           $3.79

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD                    DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD DIVIDEND AND
  GROWTH HLS FUND
  Class IA                 $1,000.00         $1,021.83           $3.41            0.67%       184         365
  Class IB                 $1,000.00         $1,020.57           $4.69            0.92%       184         365
HARTFORD EQUITY
  INCOME HLS FUND
  Class IA                 $1,000.00         $1,021.48           $3.77            0.74%       184         365
  Class IB                 $1,000.00         $1,020.21           $5.04            0.99%       184         365
HARTFORD FOCUS HLS
  FUND
  Class IA                 $1,000.00         $1,021.02           $4.23            0.83%       184         365
  Class IB                 $1,000.00         $1,019.76           $5.50            1.08%       184         365
HARTFORD GLOBAL
  ADVISERS HLS FUND
  Class IA                 $1,000.00         $1,021.02           $4.23            0.83%       184         365
  Class IB                 $1,000.00         $1,019.76           $5.50            1.08%       184         365
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA                 $1,000.00         $1,021.32           $3.92            0.77%       184         365
  Class IB                 $1,000.00         $1,020.06           $5.19            1.02%       184         365
HARTFORD GROWTH HLS
  FUND
  Class IA                 $1,000.00         $1,021.02           $4.23            0.83%       184         365
  Class IB                 $1,000.00         $1,019.76           $5.50            1.08%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA                 $1,000.00         $1,021.98           $3.26            0.64%       184         365
  Class IB                 $1,000.00         $1,020.72           $4.53            0.89%       184         365
HARTFORD HIGH YIELD
  HLS FUND
  Class IA                 $1,000.00         $1,021.58           $3.67            0.72%       184         365
  Class IB                 $1,000.00         $1,020.32           $4.94            0.97%       184         365
HARTFORD INDEX HLS
  FUND, INC.
  Class IA                 $1,000.00         $1,023.54           $1.68            0.33%       184         365
  Class IB                 $1,000.00         $1,022.28           $2.96            0.58%       184         365
HARTFORD
  INTERNATIONAL
  CAPITAL
  APPRECIATION HLS
  FUND
  Class IA                 $1,000.00         $1,020.67           $4.58            0.90%       184         365
  Class IB                 $1,000.00         $1,019.41           $5.85            1.15%       184         365
HARTFORD
  INTERNATIONAL
  OPPORTUNITIES HLS
  FUND
  Class IA                 $1,000.00         $1,021.27           $3.97            0.78%       184         365
  Class IB                 $1,000.00         $1,020.01           $5.24            1.03%       184         365
HARTFORD
  INTERNATIONAL SMALL
  COMPANY HLS FUND
  Class IA                 $1,000.00         $1,020.42           $4.84            0.95%       184         365
  Class IB                 $1,000.00         $1,019.16           $6.11            1.20%       184         365
HARTFORD
  INTERNATIONAL STOCK
  HLS FUND
  Class IA                 $1,000.00         $1,020.47           $4.79            0.94%       184         365
HARTFORD LARGECAP
  GROWTH HLS FUND
  Class IA                 $1,000.00         $1,020.97           $4.28            0.84%       184         365
HARTFORD MIDCAP STOCK
  HLS FUND
  Class IA                 $1,000.00         $1,021.32           $3.92            0.77%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA                 $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB                 $1,000.00         $1,021.48           $3.77            0.74%       184         365
HARTFORD MORTGAGE
  SECURITIES HLS FUND
  Class IA                 $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB                 $1,000.00         $1,021.48           $3.77            0.74%       184         365
HARTFORD SMALLCAP
  GROWTH HLS FUND
  Class IA                 $1,000.00         $1,022.03           $3.21            0.63%       184         365
  Class IB                 $1,000.00         $1,020.77           $4.48            0.88%       184         365
HARTFORD SMALLCAP
  VALUE HLS FUND
  Class IA                 $1,000.00         $1,020.32           $4.94            0.97%       184         365
  Class IB                 $1,000.00         $1,019.00           $6.26            1.23%       184         365
HARTFORD STOCK HLS
  FUND
  Class IA                 $1,000.00         $1,022.68           $2.55            0.50%       184         365
  Class IB                 $1,000.00         $1,021.42           $3.82            0.75%       184         365

--------------------------------------------------------------------------------

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006
                       -----------------   -------------   -----------------
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA                 $1,000.00         $  991.93           $2.46
  Class IB                 $1,000.00         $  989.47           $3.71
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA                 $1,000.00         $  997.38           $2.42
  Class IB                 $1,000.00         $  994.92           $3.67
HARTFORD VALUE HLS
  FUND
  Class IA                 $1,000.00         $1,072.02           $4.44
  Class IB                 $1,000.00         $1,069.35           $5.74
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA                 $1,000.00         $1,044.77           $3.30
  Class IB                 $1,000.00         $1,042.21           $4.58

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD                    DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD TOTAL RETURN
  BOND HLS FUND
  Class IA                 $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB                 $1,000.00         $1,021.48           $3.77            0.74%       184         365
HARTFORD U.S.
  GOVERNMENT
  SECURITIES HLS FUND
  Class IA                 $1,000.00         $1,022.79           $2.45            0.48%       184         365
  Class IB                 $1,000.00         $1,021.53           $3.72            0.73%       184         365
HARTFORD VALUE HLS
  FUND
  Class IA                 $1,000.00         $1,020.92           $4.33            0.85%       184         365
  Class IB                 $1,000.00         $1,019.66           $5.60            1.10%       184         365
HARTFORD VALUE
  OPPORTUNITIES HLS
  FUND
  Class IA                 $1,000.00         $1,021.98           $3.26            0.64%       184         365
  Class IB                 $1,000.00         $1,020.72           $4.53            0.89%       184         365

 APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND
 SUB-ADVISORY AGREEMENTS (UNAUDITED)

HARTFORD SMALLCAP GROWTH HLS FUND

(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO HARTFORD SMALLCAP GROWTH HLS FUND)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), review and approve each new investment advisory and sub-advisory agreement.

At a meeting held on June 20 and 21, 2006, the Board of Directors of the Fund, including each of the Independent Directors, voted to approve the investment sub-advisory agreement between HL Investment Advisors, LLC ("HL Advisors"), and Hartford Investment Management Company ("Hartford Investment Management") with respect to the Fund (the "Agreement").

In advance of the June meeting, the Board requested, received, and reviewed written responses from HL Advisors and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board also received in-person presentations from management and the proposed portfolio manager for the Fund regarding the capabilities of Hartford Investment Management's multi-discipline equity management team and the associated benefits to the Fund and its shareholders. The Board's Investment Committee also received an in-person presentation from the portfolio manager about the team's capabilities and the associated benefits to shareholders at its meeting on May 9, 2006. In addition, the Board had previously received information with respect to the Fund and Hartford Investment Management when Hartford Investment Management was re-approved as a sub-adviser to certain of the Company's other funds on August 3, 2005, and when Hartford Investment Management was approved as an additional sub-adviser to one of the Company's equity funds on February 8, 2006.

In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders.

In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Fund, and the level of support provided by the organization as a whole. The Board and the Investment Committee met with Hugh Whelan, the proposed portfolio manager for the Fund. The Board considered HL Advisors' and Hartford Investment Management's investments in infrastructure in light of increased regulatory requirements and the needs of Hartford Investment Management's proposed active equity management function.

The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. Taking note that such material was recently reviewed in August 2005 in connection with the renewal of Hartford Investment Management's agreements with respect to certain of the Company's other funds, the Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors' and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HL Advisors and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including its ability to attract and retain qualified investment professionals); its investment philosophy and process (and adherence to that philosophy and process); and its investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Whelan and his team and senior management of Hartford Investment Management in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HL Advisors is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board's experience through past interactions with HL Advisors and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HL Advisors and Hartford Investment Management.

PERFORMANCE

The Board considered the investment performance of the Fund as managed by Wellington Management. In this regard, the Board considered information and materials provided to the Board from HL Advisors comparing the Fund's investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that the Fund had performed well under Wellington Management's management.

As Hartford Investment Management does not have a performance track record for active equity management, HL Advisors and Hartford Investment Management presented information regarding the performance record of funds managed by Mr. Whelan for his previous employer. This information included the performance record for other equity funds for which Mr. Whelan served as portfolio manager between April 2000 and November 2005. The Board reviewed materials that compared the performance of funds previously managed by Mr. Whelan and his team to the performance of appropriate benchmarks and other matrices as well as to a universe of funds selected by Lipper. HL Advisors and Hartford Investment Management provided additional information about the broad range of Mr. Whelan's and his team's recent investment experience and about their investment philosophy and process. The Board considered HL Advisors' representations and judgment that although Mr. Whelan's team has not previously managed a small cap growth fund using the proposed quantitative strategy, the team has demonstrated its ability to do so by successfully managing small cap assets in another strategy and successfully using a similar quantitative strategy in different assets classes.

Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HL ADVISORS AND HARTFORD INVESTMENT MANAGEMENT

The Board reviewed information regarding HL Advisors' and Hartford Investment Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HL Advisors and Hartford Investment Management because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HL Advisors. The Board also had information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating HL Advisors' profitability, the Board considered that initially HL Advisors did not anticipate making a profit on the portion of the Fund's assets allocated to Hartford Investment Management, and that future profitability to HL Advisors would depend on the growth of Hartford Investment management's equity assets under management. The Board considered statements by HL Advisors that HL Advisors' profitability from the Fund is not expected to increase over the course of the next year.

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

The Board reviewed with HL Advisors the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HL Advisors' relationship with the Fund on a pre-tax basis without regard to distribution expenses.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HL ADVISORS AND HARTFORD INVESTMENT MANAGEMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors and its affiliates. In this regard, the Board received information from HL Advisors and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HL Advisors also referenced information comparing the Fund's management fees and total expense ratio relative to those of a peer group of funds identified by Lipper as being in the small capitalization growth category. The Board considered that according to the information provided by Lipper, the proposed management fee is below the median and average fee for the Fund's peer group at all asset levels. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees.

In considering the reasonableness of the Fund's fees and total expense ratios, the Board particularly considered that the overall management fee for the Fund would remain the same under the Proposal and that the advisory fee the Fund pays HL Advisors will not change, as described in these proxy materials under the caption "Fees and Expenses." The Board noted that because HL Advisors is responsible for paying the sub-advisory fee to Hartford Investment Management and Wellington Management, approval of the Proposal would not increase fund expenses.

Based on these considerations, and after taking into account the fee arrangement described above, the Board concluded that the comparative information reviewed indicates that the Fund's management fee and sub-advisory fee and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

The Board reviewed the breakpoints in the management fee schedule, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management fee rate declines. The Board recognized that the Fund would continue to benefit from economies of scale with assets beyond the last breakpoint, because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board noted that increasing asset capacity and keeping the Fund open to new investments increased the likelihood that asset growth in the Fund would enable shareholders to benefit from the breakpoints in the management fee schedule.

The Board received information regarding HL Advisors' and Hartford Investment Management's realization of economies of scale with respect to the Fund. The Board considered representations from HL Advisors that the initial start-up costs Hartford Investment Management would incur in building its equity management capability relating to the Fund would be high relative to the small amount of assets under management. However, the Board considered that HL Advisors and Hartford Investment Management were likely to realize some economies of scale over time as Hartford Investment

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

Management's equity assets under management increased, which the Board would consider in determining whether to renew the agreement on an annual basis.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered information regarding other benefits to HL Advisors, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board considered Hartford Investment Management's statements that Hartford Investment Management was undertaking a review of its soft dollar practices in light of the recent addition of equity management capability, but that it had determined that at present Hartford Investment Management will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either case on a bundled basis); and (iii) access to management personnel. The Board considered Hartford Investment Management's representations that Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade, although Hartford Investment Management's practices could change in the future. The Board considered that these soft dollar practices would benefit Hartford Investment Management by providing it with research that could be utilized with its other active equity clients. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Fund and receive compensation from the Fund:

     - Hartford Life Insurance Company provides administrative and fund accounting services to the Fund and receives administrative and fund accounting fees.

     - The Fund currently pays the cost of certain legal services in support of the Fund provided by personnel of Hartford Life Insurance Company, but it is expected that such cost will be absorbed by Hartford Life Insurance Company as of January 1, 2007.

     - Hartford Securities Distribution Company, Inc., serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund.

     - Hartford Investor Services Company, LLC, the Fund's transfer and dividend disbursing agent is reimbursed for out-of-pocket expenses and other costs associated with the services it provides.

     - Hartford Administrative Services Company, the Fund's sub-transfer agent, receives transfer agency compensation from the Fund.

The Board considered that, because HL Advisors intends to allocate to Hartford Investment Management new inflows of assets into the Fund, HL Advisors and Hartford Investment Management would benefit from the Fund's existing performance record.

                                   * * * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

HARTFORD SMALLCAP VALUE HLS FUND

(FOR PURPOSES OF THIS SECTION, THE TERM "FUND" SHALL REFER ONLY TO SMALLCAP VALUE HLS FUND)

At a meeting held on February 8, 2006, the Board of Directors voted to approve the Agreements. In advance of the February meeting, the Board requested, received and reviewed written responses from HL Advisors and the proposed sub-advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the "Adviser Materials"). In addition, the Board received in-person presentations about the Fund's performance and the proposed sub-advisers by Fund officers and representatives of HL Advisors. The Board's Investment Committee had also met in person with representatives of the proposed sub-advisers regarding the capabilities of the proposed sub-advisers and their portfolio management teams and the associated benefits to the Fund and its shareholders. In determining to approve the Agreements, the Board considered the following categories of material factors, among others, relating to the Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, extent, and quality of the services to be provided to the Fund by the New Sub-Advisers. The Board considered, among other things, each New Sub-Adviser's organizational structure, personnel who would provide services to the Fund, capacity, investment process and regulatory/compliance history. In addition, the Board considered each New Sub-Adviser's investment philosophy, performance record, and trade execution capabilities, and representations from management that the management styles of the three New Sub-Advisers would complement each other. The Board considered the resources and capacity committed by each New Sub-Advisor to the Fund and reviewed HL Advisors' plans in the event that the New Sub-Advisers' capacity was exhausted. The Board also considered that the Investment Committee of the Board had previously met with representatives from each New Sub-Adviser, and that the Investment Committee was satisfied with the quality of the presentations and the merits of the change in sub-advisers to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by each of the New Sub-Advisers.

PERFORMANCE OF THE FUND AND THE NEW SUB-ADVISERS

The Board considered the investment performance of the New Sub-Advisers or their portfolio management teams in managing funds and accounts which follow investment strategies similar to the Fund (i.e., focusing on small-cap investments). In this regard, the Board reviewed written presentations from each of the New Sub-Advisers and relevant information included in the Adviser Materials. The Board also considered hypothetical combined performance data relating to the three New Sub-Advisers provided by HL Advisors. The Board noted that the hypothetical combined performance data was favorable when compared to the actual performance of the Fund under Perkins Wolf and the Fund's benchmark. The Board considered each New Sub-Adviser's prior performance in managing assets in the small-cap value and other asset categories with respect to both benchmark and various peer group records. The Board also reviewed the Fund's performance and considered that although performance had marginally improved during 2005, the Fund's performance had not kept pace with the Fund's peer group. The board also considered that the Fund had failed to outperform its style benchmark over the last three calendar years. The Board concluded that, while there could be no guarantee of future results, the Board was satisfied that each New Sub-Adviser has the capability of providing satisfactory investment performance for the Fund.

COSTS OF SERVICES AND PROFITABILITY OF HL ADVISORS AND THE NEW SUB-ADVISERS

The Board reviewed information regarding HL Advisors and the new Sub-Advisers' cost to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered that HL Advisors will assume the costs associated with the change of sub-advisers and that although sub-advisory fees paid by HL Advisors will increase at current asset levels, HL Advisors will absorb this cost. The Board considered representations by HL Advisors that HL Advisors did not recommend the New Sub-Advisers with a view to increase profitability as investment manager to the Fund. The Board concluded that the profits anticipated to be realized by HL Advisors and the New Sub-Advisers from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY THE NEW SUB-ADVISERS

The Board considered the sub-advisory fees to be paid by HL Advisors to the New Sub-Advisers under the Agreements. In doing so, the Board reviewed both the Adviser Materials and considered that the Investment Committee of the Board

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

received presentations from each New Sub-Adviser on the quality of services to be performed for the Fund by the New Sub-Advisers and each New Sub-Adviser's investment philosophy. In addition, the Board considered HL Advisors' representation that it had negotiated the New Sub-Advisers' fees at arm's length, and that the fees that HL Advisors would pay to the New Sub-Advisers were comparable to fees charged by the New Sub-Advisers to other institutional clients. The Board also considered that the overall management fee for the Fund would not change as a result of the change in sub-advisers. Based on these considerations, the Board concluded that the Fund's management fee and sub-advisory fees, in conjunction with the information about quality of services, profitability, and other matters discussed, supports the conclusion that these fees are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows. The Board reviewed the breakpoints in the management fee schedule. With respect to economies of scale, the Board considered the breakpoints in the Fund's sub-advisory fee schedules and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials providing comparative breakpoint information for other fund groups. The Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors.

OTHER BENEFITS

The Board considered other benefits to the New Sub-Advisers and their affiliates from their relationships with the Fund. The Board considered benefits to KAR and MetWest Capital from their proposed use of the Fund's brokerage commissions to obtain research that could be used for their clients other than the Fund, and representations from HL Advisors and the New Sub-Advisers that the New Sub-Advisers would not be making any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates. The Board also considered representations by SSgA that it does not plan to use the Fund's brokerage commissions to obtain soft dollar benefits.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

DESCRIPTION AND COMPARISON OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS

The terms of the KAR Agreement, the MetWest Capital Agreement and the SSgA Agreement, are substantially similar to each other. The following discussion summarizes key terms of the Agreements and the obligations of each New Sub-Adviser, indicating any material differences between the Agreements and the replaced sub-advisory agreements between HL Advisors and Janus and between Janus and Perkins Wolf (the "Replaced Agreements").

Under the Agreements, each New Sub-Adviser will provide investment sub-advisory services to the Fund with respect to a portion of the Fund's assets deemed appropriate by HL Advisors. HL Advisors' responsibilities as the Fund's investment manager will generally remain unchanged. HL Advisors will continue to be responsible for overseeing and reviewing the performance of the Fund's sub-advisers. In addition, because there will be three sub-advisers, HL Advisors will now be responsible for allocating the Fund's assets among the sub-advisers. The New Sub-Advisers will direct the investment and reinvestment of the portion of the Fund's assets allocated to them in conformity with the Company's Articles of Incorporation and By-Laws, each as amended from time to time, the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable laws. The Agreements will require each New Sub-Adviser to provide advisory services in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information, and in accordance with any additional limitations or other instructions received in writing from the Company and/or HL Advisors.

The Agreements provide that each New Sub-Adviser, in consultation with HL Advisors as appropriate, will make all determinations with respect to the purchase or sale of securities as to that portion of the portfolio allocated to the New Sub-Adviser. Additionally, the Agreement requires each New Sub-Adviser to furnish such information and reports relating to the Fund as HL Advisors and/or the Company may require to fulfill its or their legal responsibilities and meet regulatory requirements. These reports would cover, among other information, documents and data required by HL Advisors to

APPROVAL OF INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (UNAUDITED) - (CONTINUED)

determine the Company's and the Fund's compliance with the 1940 Act, information required to meet the Fund's accounting and operational requirements, information required to determine a New Sub-Adviser's compliance with its Code of Ethics and Rule 17j-1 under the 1940 Act, and information necessary to respond to specific inquiries from the Board. The New Sub-Advisers may not delegate their investment advisory responsibilities as sub-advisers to the Fund.

The New Sub-Advisers will select broker-dealers that will execute the purchases and sales of portfolio securities. In seeking best execution, the New Sub-Advisers may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act of 1934) to the sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. The Agreements contemplate that each New Sub-Adviser may have other clients with investment objectives and policies similar to those of the Fund and may from time to time, make recommendations that result in the purchase (or sale) of a particular security by its other clients and the Fund during the same period of time. Additionally, the Agreements will not prevent a New Sub-Adviser from furnishing investment management and advisory services to other clients, and a New Sub-Adviser or its affiliates may, in their discretion, make recommendations and investments for other clients which may or may not correspond to investments made for the Fund.

The Agreements provide that, as compensation for the performance of the services by a New Sub-Adviser, HL Advisors shall pay a monthly management fee to each New Sub-Adviser calculated on the basis of the average daily net asset value for that portion of the Fund's assets for which the New Sub-Adviser provides advisory services.

Pursuant to the Agreements, the New Sub-Advisers will not be liable for any loss suffered by the Fund by reason of any judgment or mistake of law made by the New Sub-Adviser in the performance of its duties as sub-adviser to the Fund, except for those losses resulting from (i) willful misfeasance, bad faith or negligence (gross negligence in the case of the SSgA Agreement) by the New Sub-Adviser in the performance of its duties or (ii) reckless disregard by a New Sub-Adviser of its obligations under the Agreements. These liability provisions are similar to those in the Replaced Agreements, which limited liability to Janus except for losses to the Fund directly resulting from gross negligence, bad faith or willful misconduct.

The Agreements will have an initial two-year term and shall remain in force thereafter for successive annual periods so long as its continuance is approved at least annually by a majority of the Independent Directors or by vote of a majority of outstanding voting securities of the Fund. Finally, the Agreements can be terminated without the payment of any penalty by the Fund, on 60 days notice by HL Advisors, the Company on behalf of the Fund, or any New Sub-Adviser. The Agreements terminate automatically in the event of an assignment or termination, for any reason, of the investment management agreement between HL Advisors and the Company.

With the exception of the fees to be paid under each agreement or as otherwise discussed above, the terms of the Agreements between HL Advisors and the New Sub-Advisers are substantially similar to the terms of the Replaced Agreements.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                      (HEREIN CALLED "WE, OUR," AND "US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve You and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.
PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.


         Semi-Annual Report
         June 30, 2006                                      (ELK PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

Hartford Global Leaders HLS Fund  inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                    GLOBAL LEADERS IA           MSCI WORLD INDEX         MSCI WORLD GROWTH INDEX
                                                    -----------------           ----------------         -----------------------
9/98                                                      10000                       10000                       10000
                                                          11346                       10906                       10871
                                                          12212                       11556                       11573
12/98                                                     13188                       12122                       12419
                                                          13799                       12389                       12858
                                                          13410                       12062                       12348
                                                          14140                       12566                       12805
                                                          14488                       13063                       12784
                                                          13962                       12587                       12339
                                                          14974                       13176                       13099
                                                          15199                       13138                       12955
                                                          15118                       13117                       13115
                                                          14930                       12991                       13138
                                                          15905                       13668                       13999
                                                          17087                       14055                       14821
12/99                                                     19830                       15194                       16518
                                                          19086                       14326                       15484
                                                          21213                       14366                       16023
                                                          21161                       15361                       16979
                                                          20137                       14713                       15840
                                                          19563                       14342                       14901
                                                          20430                       14827                       15813
                                                          19746                       14412                       15018
                                                          20868                       14882                       15552
                                                          19982                       14093                       14175
                                                          18833                       13858                       13581
                                                          17723                       13019                       12534
12/00                                                     18429                       13231                       12299
                                                          18436                       13488                       12670
                                                          16744                       12350                       11055
                                                          15624                       11541                       10164
                                                          16849                       12397                       10987
                                                          16516                       12243                       10769
                                                          16215                       11861                       10394
                                                          15819                       11705                       10241
                                                          14951                       11145                        9612
                                                          13654                       10165                        8815
                                                          14039                       10361                        9191
                                                          15284                       10975                        9891
12/01                                                     15373                       11046                        9941
                                                          14870                       10712                        9618
                                                          14782                       10621                        9645
                                                          15250                       11114                        9887
                                                          14742                       10720                        9467
                                                          15056                       10745                        9421
                                                          14111                       10095                        8879
                                                          12961                        9245                        8254
                                                          12831                        9264                        8254
                                                          11285                        8247                        7437
                                                          12455                        8857                        8017
                                                          13558                        9337                        8310
12/02                                                     12375                        8886                        7992
                                                          12089                        8617                        7705
                                                          11818                        8470                        7624
                                                          11656                        8447                        7694
                                                          12962                        9201                        8247
                                                          13754                        9731                        8592
                                                          14076                        9904                        8715
                                                          14418                       10106                        8884
                                                          14833                       10327                        9064
                                                          14454                       10392                        9117
                                                          15595                       11011                        9661
                                                          15972                       11181                        9800
12/03                                                     16777                       11885                       10272
                                                          17427                       12078                       10483
                                                          18038                       12285                       10612
                                                          18358                       12208                       10508
                                                          17685                       11965                       10302
                                                          17934                       12073                       10410
                                                          18545                       12336                       10553
                                                          17124                       11936                       10048
                                                          17052                       11993                       10020
                                                          17918                       12224                       10222
                                                          18579                       12526                       10474
                                                          19598                       13190                       11007
12/04                                                     19995                       13697                       11423
                                                          19263                       13391                       11116
                                                          18844                       13822                       11403
                                                          18183                       13560                       11186
                                                          17962                       13273                       10947
                                                          18405                       13519                       11238
                                                          18592                       13642                       11293
                                                          19236                       14122                       11762
                                                          19617                       14235                       11870
                                                          19735                       14609                       12134
                                                          19064                       14257                       11877
                                                          19923                       14740                       12266
12/05                                                     20513                       15070                       12535
                                                          22095                       15746                       13114
                                                          21539                       15729                       12983
                                                          22011                       16082                       13311
                                                          22705                       16579                       13623
                                                          21430                       16027                       13107
6/06                                                      21573                       16029                       13088

    --- GLOBAL LEADERS IA                --- MSCI WORLD INDEX          -- MSCI WORLD GROWTH INDEX
        $10,000 starting value               $10,000 starting value        $10,000 starting value
        $21,573 ending value                 $16,029 ending value          $13,088 ending value

MSCI WORLD GROWTH INDEX is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The Fund has changed its benchmark from the MSCI World Index to the MSCI World Growth Index because the fund's investment manager believes that the MSCI World Growth Index is better suited to the investment strategy of the fund.

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS(2) (as of 6/30/06)

                                                                 SINCE
                                     YTD*    1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------------------------
Global Leaders IA                    5.17%   16.04%   5.88%     10.42%
-----------------------------------------------------------------------------
Global Leaders IB                    5.04%   15.75%   5.62%     10.19%
-----------------------------------------------------------------------------
MSCI World Growth Index              4.41%   15.89%   4.72%      3.53%
-----------------------------------------------------------------------------
MSCI World Index                     6.36%   17.50%   6.21%      6.27%
-----------------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

ANDREW S. OFFIT, CPA
Senior Vice President, Partner

JEAN-MARC BERTEAUX
Vice President

MATTHEW D. HUDSON, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Global Leaders HLS Fund returned 5.17% for the six-month period ended June 30, 2006, outperforming its benchmark, MSCI World Growth Index, which returned 4.41% for the same period. The Fund slightly underperformed the 5.23% return of the average fund in the Lipper Global Growth VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

Global equity markets advanced during the six-month period, led by Utilities, Energy, Industrials and Materials stocks. Within the MSCI World Growth Index, Information Technology was the only sector to decline, while Health Care and Consumer Discretionary stocks delivered modest gains. In this environment, where traditional growth sectors were the weakest areas of the market, we were pleased to outperform.

The Fund outperformed the benchmark as a result of favorable stock selection in several sectors. Consumer Discretionary stocks contributed the most to relative performance as EMI Group (Media) and casino operator Las Vegas Sands (Consumer Services) were the two top contributors to both absolute and relative performance. Las Vegas Sands reported strong first quarter profit due primarily to increased business at the Sands Macau. British music publishing company EMI advanced as investors were encouraged by a potential merger with Warner Music Group, which was another leading contributor to the Fund's performance during the period.

Financials, Health Care and Energy were also areas of positive stock selection. Leading contributors to performance included Suncor Energy (Energy), UBS (Diversified Financials) and Celgene (Pharmaceuticals & Biotechnology). We continued to hold these stocks as of the end of the period.

Benchmark-relative performance was negatively impacted by stock selection in Utilities and Consumer Staples, sectors that we are underweight relative to the benchmark. The leading detractors from relative performance were Rakuten (Retailing), Sirius Satellite (Media) and Electronic Arts (Software & Services). Rakuten was negatively impacted by volatility in Japanese internet stocks but did not have any fundamental disappointments, thus we continued to hold the stock as of the end of the period. Electronic Arts

--------------------------------------------------------------------------------

declined on slower than expected sales as consumers held off purchases in advance of next generation hardware launches. The Fund did not hold Electronic Arts or Sirius Satellite as of the end of the period.

At the margin, sector allocations detracted from benchmark-relative performance. For example, the Fund's underweight to the strong performing Industrials and Materials sectors as well as an overweight to the weaker performing Information Technology sector detracted from performance. The Fund' overweight to Financials, however, was additive to relative performance.

WHAT IS THE OUTLOOK?

As a result of bottom-up stock selection, the Fund's largest overweight sector allocations are in traditional growth sectors such as Consumer Discretionary and Information Technology, as well as in Financials. Within Consumer Discretionary, our emphasis is on media and hotels/leisure companies. Our Financials exposure is primarily focused on capital market related stocks, which are benefiting from healthy trading volumes and increased merger and acquisition activity. Relative to the benchmark, the Fund is most underweight Industrials, Consumer Staples and Utilities.

DIVERSIFICATION BY COUNTRY
as of June 30, 2006

                                                      PERCENTAGE OF
COUNTRY                                                NET ASSETS
-------------------------------------------------------------------
Austria                                                     1.0%
-------------------------------------------------------------------
Belgium                                                     0.8
-------------------------------------------------------------------
Brazil                                                      1.3
-------------------------------------------------------------------
Canada                                                      2.9
-------------------------------------------------------------------
France                                                      3.7
-------------------------------------------------------------------
Germany                                                     3.0
-------------------------------------------------------------------
Greece                                                      1.1
-------------------------------------------------------------------
Ireland                                                     1.4
-------------------------------------------------------------------
Japan                                                      12.4
-------------------------------------------------------------------
Mexico                                                      3.0
-------------------------------------------------------------------
Netherlands                                                 3.2
-------------------------------------------------------------------
South Korea                                                 2.5
-------------------------------------------------------------------
Switzerland                                                 3.5
-------------------------------------------------------------------
Taiwan                                                      1.0
-------------------------------------------------------------------
United Kingdom                                             12.4
-------------------------------------------------------------------
United States                                              46.4
-------------------------------------------------------------------
Short-Term Investments                                     10.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (10.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               1.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.9
-------------------------------------------------------------------
Consumer Staples                                            1.1
-------------------------------------------------------------------
Energy                                                      8.6
-------------------------------------------------------------------
Finance                                                    17.7
-------------------------------------------------------------------
Health Care                                                13.7
-------------------------------------------------------------------
Services                                                   14.2
-------------------------------------------------------------------
Technology                                                 27.8
-------------------------------------------------------------------
Transportation                                              0.7
-------------------------------------------------------------------
Short-Term Investments                                     10.7
-------------------------------------------------------------------
Other Assets & Liabilities                                (10.3)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 6/30/96 - 6/30/06
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
6/96                                                                      10000.00                           10000.00
                                                                           9186.00                            9348.00
                                                                           9508.00                            9634.00
                                                                          10336.00                           10314.00
                                                                          10397.00                           10325.00
                                                                          10887.00                           11053.00
12/96                                                                     10468.00                           10877.00
                                                                          10923.00                           11592.00
                                                                          10320.00                           11456.00
                                                                           9653.00                           10819.00
                                                                           9775.00                           11464.00
                                                                          10777.00                           12364.00
                                                                          11207.00                           12852.00
                                                                          12275.00                           13943.00
                                                                          11883.00                           13242.00
                                                                          12482.00                           13935.00
                                                                          11954.00                           13386.00
                                                                          11846.00                           13863.00
12/97                                                                     11768.00                           14003.00
                                                                          11613.00                           14364.00
                                                                          12580.00                           15461.00
                                                                          13197.00                           16081.00
                                                                          13264.00                           16292.00
                                                                          12949.00                           15762.00
                                                                          13630.00                           16655.00
                                                                          12966.00                           16432.00
                                                                          10610.00                           13857.00
                                                                          11444.00                           14947.00
                                                                          11993.00                           16115.00
                                                                          12444.00                           17343.00
12/98                                                                     14006.00                           18907.00
                                                                          14441.00                           19998.00
                                                                          13332.00                           19017.00
                                                                          14060.00                           19996.00
                                                                          14078.00                           20141.00
                                                                          13693.00                           19571.00
                                                                          14735.00                           20916.00
                                                                          14713.00                           20252.00
                                                                          14995.00                           20504.00
                                                                          15061.00                           20129.00
                                                                          16173.00                           21579.00
                                                                          18086.00                           22817.00
12/99                                                                     21732.00                           25302.00
                                                                          21448.00                           24184.00
                                                                          27744.00                           25695.00
                                                                          25178.00                           27148.00
                                                                          23044.00                           25752.00
                                                                          21646.00                           24389.00
                                                                          24947.00                           26324.00
                                                                          24174.00                           25146.00
                                                                          27471.00                           27447.00
                                                                          27505.00                           24933.00
                                                                          25129.00                           23695.00
                                                                          20360.00                           20148.00
12/00                                                                     22598.00                           19630.00
                                                                          22224.00                           21003.00
                                                                          19418.00                           17486.00
                                                                          17321.00                           15606.00
                                                                          19055.00                           17575.00
                                                                          18894.00                           17365.00
                                                                          18858.00                           17030.00
                                                                          18429.00                           16533.00
                                                                          17196.00                           15202.00
                                                                          14556.00                           13622.00
                                                                          15303.00                           14374.00
                                                                          16837.00                           15742.00
12/01                                                                     17434.00                           15778.00
                                                                          17268.00                           15480.00
                                                                          16247.00                           14813.00
                                                                          17102.00                           15377.00
                                                                          16281.00                           14185.00
                                                                          16077.00                           13806.00
                                                                          14295.00                           12536.00
                                                                          12903.00                           11761.00
                                                                          12605.00                           11794.00
                                                                          11608.00                           10594.00
                                                                          12435.00                           11538.00
                                                                          13571.00                           12196.00
12/02                                                                     12613.00                           11354.00
                                                                          12459.00                           11075.00
                                                                          12297.00                           11009.00
                                                                          12646.00                           11211.00
                                                                          13786.00                           12055.00
                                                                          14838.00                           12705.00
                                                                          15281.00                           12884.00
                                                                          15433.00                           13250.00
                                                                          16120.00                           13607.00
                                                                          15922.00                           13447.00
                                                                          17315.00                           14232.00
                                                                          17881.00                           14405.00
12/03                                                                     18136.00                           14870.00
                                                                          18701.00                           15209.00
                                                                          18980.00                           15297.00
                                                                          19146.00                           15040.00
                                                                          18584.00                           14820.00
                                                                          19293.00                           15097.00
                                                                          19891.00                           15310.00
                                                                          18250.00                           14402.00
                                                                          18009.00                           14312.00
                                                                          18974.00                           14499.00
                                                                          19292.00                           14736.00
                                                                          20225.00                           15304.00
12/04                                                                     21253.00                           15900.00
                                                                          20528.00                           15353.00
                                                                          20360.00                           15521.00
                                                                          19987.00                           15212.00
                                                                          19485.00                           14865.00
                                                                          20723.00                           15611.00
                                                                          21522.00                           15600.00
                                                                          22764.00                           16391.00
                                                                          22878.00                           16178.00
                                                                          23396.00                           16257.00
                                                                          22957.00                           16060.00
                                                                          24009.00                           16772.00
12/05                                                                     24719.00                           16722.00
                                                                          26353.00                           17130.00
                                                                          25994.00                           17097.00
                                                                          26486.00                           17403.00
                                                                          26937.00                           17377.00
                                                                          25437.00                           16727.00
6/06                                                                      25083.00                           16668.00

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,083 ending value                       $16,668 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in the index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

AVERAGE ANNUAL RETURNS (as of 6/30/06)

                                 YTD*   1 YEAR  5 YEAR  10 YEAR
--------------------------------------------------------------------
Growth Opportunities IA          1.47%  16.55%   5.87%    9.63%
--------------------------------------------------------------------
Growth Opportunities IB(2)       1.35%  16.26%   5.61%    9.36%
--------------------------------------------------------------------
Russell 3000 Growth Index       -0.32%   6.84%  -0.43%    5.24%
--------------------------------------------------------------------

* Year to date returns ("YTD") are not annualized.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualifies retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

PORTFOLIO MANAGERS

MICHAEL T. CARMEN, CFA
Senior Vice President, Partner

MARIO E. ABULARACH, CFA
Vice President and Equity Research Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Class IA shares of The Hartford Growth Opportunities HLS Fund returned 1.47% for the six-month period ended June 30, 2006, outperforming its benchmark, Russell 3000 Growth Index, which returned -0.32% for the same period. The Fund also outperformed the -0.68% return of the average fund in the Lipper Multi-Cap Growth VA-UF Average Funds peer group, a group of funds with investment strategies similar to those of the Fund.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets were up for the six-months ended June 30, 2006. Large cap stocks trailed small cap and mid cap stocks, when measured using the S&P 500, Russell 2000, and S&P 400 indices, respectively. Seven of the ten sectors within the Russell 3000 Growth Index posted positive returns for period. The Utilities and Energy sectors were the strongest performers while the Information Technology and Health Care sectors were weakest.

Consistent with the Fund's bottom-up philosophy of investing, outperformance during the period was driven by stock selection rather than sector allocations. Selection was strongest among the Health Care and Information Technology sectors. The top contributors to benchmark-relative returns were Melco International (Capital Goods), Network Appliance (Technology Hardware & Equip), and Intel (Semiconductors & Semiconductor Equip). Melco International was up on news of a deal that would positively impact the company's plans to open its first casino in Macau. We sold the stock during the period due to its strong performance. Network Appliance benefited from a healthy storage spending environment where sales of the company's mid-range storage solution, FAS3000, remained strong. We continued to hold the stock as of June 30, 2006. The Fund did not own poor performer Intel, which helped to boost relative performance.

The Fund's underweight positions in the Industrials, Consumer Staples and Energy sectors detracted from relative performance, although holdings within these sectors contributed to the Fund's absolute return. St. Jude Medical (Health Care Equipment & Services), Jetblue Airways (Transportation) and XM Satellite (Media) detracted most from relative performance during the period. St. Jude Medical fell on overall weakness in the implantable cardiac defibrillator market, while Jetblue Airways was down after posting several weak quarters. Shares of XM Satellite declined as the company posted a wider loss than anticipated due to higher marketing costs. The Fund no longer held St. Jude Medical and Jetblue Airways the end of the period.

WHAT IS THE OUTLOOK?

We expect economic growth to slow this year as consumers face headwinds of expensive energy bills and higher credit card

--------------------------------------------------------------------------------

payments. Despite the recent Fed hike, we expect that modest core inflation gains and a slowing economy will soon move the Fed to the sidelines. Currently, the Fund's largest exposure is in Technology, followed by Health Care and Consumer Discretionary. This is consistent with the overall view that there are ample opportunities across a number of different sectors regardless of the market's economic outlook. The Fund's lowest weights are in the Materials, Telecommunication Services and Utilities sectors.

DIVERSIFICATION BY INDUSTRY
as of June 30, 2006

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.0%
-------------------------------------------------------------------
Capital Goods                                               2.0
-------------------------------------------------------------------
Consumer Cyclical                                           9.6
-------------------------------------------------------------------
Energy                                                      2.6
-------------------------------------------------------------------
Finance                                                     5.6
-------------------------------------------------------------------
Health Care                                                19.8
-------------------------------------------------------------------
Services                                                   13.3
-------------------------------------------------------------------
Technology                                                 36.5
-------------------------------------------------------------------
Transportation                                              1.7
-------------------------------------------------------------------
Utilities                                                   4.2
-------------------------------------------------------------------
Short-Term Investments                                     20.2
-------------------------------------------------------------------
Other Assets & Liabilities                                (18.5)
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

 HARTFORD GLOBAL LEADERS HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 99.6%
            AUSTRIA -- 1.0%
     219    Erste Bank Der Oesterreichischen Sparkassen AG
              (A)(G)..........................................  $   12,323
                                                                ----------
            BELGIUM -- 0.8%
      92    KBC Bankverzekeringsholdings (A)(G)...............       9,925
                                                                ----------
            BRAZIL -- 1.3%
     663    Companhia Vale do Rio Doce ADR (G)................      15,943
                                                                ----------
            CANADA -- 2.9%
     359    Cameco Corp. (G)..................................      14,353
     253    Suncor Energy, Inc. ..............................      20,499
                                                                ----------
                                                                    34,852
                                                                ----------
            FRANCE -- 3.7%
     161    LVMH Moet Hennessy Louis Vuitton S.A. (A)(G)......      15,977
     287    Sanofi-Aventis S.A. (A)(G)........................      27,945
                                                                ----------
                                                                    43,922
                                                                ----------
            GERMANY -- 3.0%
     566    Commerzbank AG (A)................................      20,527
      71    SAP AG ADR (A)....................................      14,961
                                                                ----------
                                                                    35,488
                                                                ----------
            GREECE -- 1.1%
     351    Opap S.A. (A).....................................      12,744
                                                                ----------
            IRELAND -- 1.4%
     550    Elan Corp. plc ADR (D)............................       9,178
     151    Ryanair Holdings plc ADR (D)(G)...................       7,961
                                                                ----------
                                                                    17,139
                                                                ----------
            JAPAN -- 12.4%
     422    Eisai Co., Ltd. (A)...............................      18,999
     463    JSR Corp. (A)(G)..................................      11,725
       1    Mitsubishi UFJ Financial Group, Inc. (A)..........      12,812
     109    Nintendo Co. Ltd. (A).............................      18,230
      37    ORIX Corp. (A)....................................       8,980
      32    Rakuten, Inc. (A)(G)..............................      19,219
   1,063    Sharp Corp. (A)...................................      16,805
   1,962    Shinsei Bank Ltd. (A).............................      12,435
     551    Sumitomo Realty & Development (A)(G)..............      13,596
     236    Tokyo Electron Ltd. (A)...........................      16,498
                                                                ----------
                                                                   149,299
                                                                ----------
            MEXICO -- 3.0%
     579    America Movil S.A. de C.V. ADR....................      19,241
     887    Grupo Televisa S.A. ADR...........................      17,124
                                                                ----------
                                                                    36,365
                                                                ----------
            NETHERLANDS -- 3.2%
     861    ASML Holding N.V. (D)(A)..........................      17,419
     230    Euronext (A) (G)..................................      21,547
                                                                ----------
                                                                    38,966
                                                                ----------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SOUTH KOREA -- 2.5%
     405    Lotte Shopping Co. GDR (D)........................  $    7,751
      35    Samsung Electronics Co., Ltd. (A).................      22,144
                                                                ----------
                                                                    29,895
                                                                ----------
            SWITZERLAND -- 3.5%
     102    Roche Holding AG (A)..............................      16,780
     233    UBS AG (A)........................................      25,504
                                                                ----------
                                                                    42,284
                                                                ----------
            TAIWAN -- 1.0%
   1,892    Hon Hai Precision Industry Co., Ltd. (D) (A)......      11,681
                                                                ----------
            UNITED KINGDOM -- 12.4%
     375    AstraZeneca plc (A)...............................      22,564
     977    BHP Billiton plc (A)..............................      19,007
   5,027    Carphone Warehouse Group plc (A)..................      29,453
   5,803    EMI Group plc (A)(G)..............................      32,533
     359    Man Group plc (A).................................      16,904
     352    Reckitt Benckiser plc (A).........................      13,143
     627    Standard Chartered plc (A)........................      15,304
                                                                ----------
                                                                   148,908
                                                                ----------
            UNITED STATES -- 46.4%
     528    Adobe Systems, Inc. (D)...........................      16,033
     726    American Tower Corp. Class A (D)..................      22,596
     232    Best Buy Co., Inc. ...............................      12,720
     261    Boeing Co. .......................................      21,362
     341    Celgene Corp. (D)(G)..............................      16,174
     929    Cisco Systems, Inc. (D)...........................      18,151
     442    Comcast Corp. Class A (D).........................      14,465
     562    Corning, Inc. (D).................................      13,602
     197    Danaher Corp. (G).................................      12,658
     535    E*Trade Financial Group (D).......................      12,216
     102    Fluor Corp. ......................................       9,470
     128    Goldman Sachs Group, Inc. ........................      19,210
      63    Google, Inc. (D)..................................      26,334
     184    Harrah's Entertainment, Inc. .....................      13,083
     358    Hewlett-Packard Co. ..............................      11,348
     464    Las Vegas Sands Corp. (D)(G)......................      36,135
     336    Marvell Technology Group Ltd. (D).................      14,873
     180    Monsanto Co. .....................................      15,179
   1,021    Motorola, Inc. ...................................      20,569
     555    Network Appliance, Inc. (D).......................      19,581
     233    Noble Corp. (G)...................................      17,318
     239    Qualcomm, Inc. ...................................       9,557
     323    SanDisk Corp. (D)(G)..............................      16,461
   1,115    Schering-Plough Corp. ............................      21,226
     354    Schlumberger Ltd. ................................      23,068
     243    SLM Corp. ........................................      12,854
     442    Sprint Nextel Corp. ..............................       8,844
     283    Starbucks Corp. (D)...............................      10,671
     337    Valero Energy Corp. ..............................      22,443
     674    Warner Music Group Corp. .........................      19,858

The accompanying notes are an integral part of these financial statements.

 HARTFORD GLOBAL LEADERS HLS FUND

 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            UNITED STATES -- (CONTINUED)
     186    Whole Foods Market, Inc. .........................  $   12,036
     387    Wyeth.............................................      17,164
     449    XTO Energy, Inc. .................................      19,882
                                                                ----------
                                                                   557,141
                                                                ----------
            Total common stock
              (cost $1,083,928)...............................  $1,196,875
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 10.7%
            REPURCHASE AGREEMENTS -- 0.7%
$  3,107    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    3,107
     974    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................         974
   2,388    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       2,388
     136    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................         136
   1,646    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       1,646
                                                                ----------
                                                                     8,251
                                                                ----------
                                                                 MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 10.0%
 120,273    Navigator Prime Portfolio.........................  $  120,273
                                                                ----------
            Total short-term investments
              (cost $128,524).................................  $  128,524
                                                                ----------
            Total investments in securities
              (cost $1,212,452) (C)...........................  $1,325,399
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 53.22% of total net assets at June 30, 2006.

(A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $527,684, which represents 43.90% of total net assets.

(C) At June 30, 2006, the cost of securities for federal income tax purposes was $1,216,119 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $138,809
      Unrealized depreciation........................   (29,529)
                                                       --------
      Net unrealized appreciation....................  $109,280
                                                       ========

(D)  Currently non-income producing.

(G)  Security is partially on loan at June 30, 2006.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                 MARKET          CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                  TRANSACTION          VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                  -----------         ------          --------         --------         --------------
Euro                                             Buy             $2,694           $2,663          07/03/06              $31
Euro                                            Sell                938              938          07/05/06               --
                                                                                                                        ---
                                                                                                                        $31
                                                                                                                        ===

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
As of June 30, 2006

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                         5.1%
---------------------------------------------------------------
Capital Goods                                           1.8%
---------------------------------------------------------------
Consumer Cyclical                                       8.9%
---------------------------------------------------------------
Consumer Staples                                        1.1%
---------------------------------------------------------------
Energy                                                  8.6%
---------------------------------------------------------------
Finance                                                17.7%
---------------------------------------------------------------
Health Care                                            13.7%
---------------------------------------------------------------
Services                                               14.2%
---------------------------------------------------------------
Technology                                             27.8%
---------------------------------------------------------------
Transportation                                          0.7%
---------------------------------------------------------------
Short-Term Investments                                 10.7%
---------------------------------------------------------------
Other Assets & Liabilities                            (10.3)%
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
 COMMON STOCK -- 98.3%
            BASIC MATERIALS -- 3.0%
     212    Cameco Corp. (G)..................................  $    8,482
     420    Jarden Corp. (D) (G)..............................      12,775
     831    Urasia Energy Ltd. (D)............................       2,084
     129    Wacker Chemie AG (D) (G)..........................      13,696
                                                                ----------
                                                                    37,037
                                                                ----------
            CAPITAL GOODS -- 2.0%
     178    Boeing Co. .......................................      14,580
     195    Joy Global, Inc. .................................      10,147
                                                                ----------
                                                                    24,727
                                                                ----------
            CONSUMER CYCLICAL -- 9.6%
     142    Altria Group, Inc. ...............................      10,420
     416    California Pizza Kitchen, Inc. (D)................      11,423
     183    GameStop Corp. Class A (D) (G)....................       7,691
     151    GameStop Corp. Class B (D)........................       5,175
     303    Kohl's Corp. (D) (G)..............................      17,896
      88    Nintendo Co. Ltd. (A).............................      14,853
     154    Panera Bread Co. Class A (D)......................      10,328
     471    Tiffany & Co. ....................................      15,536
     229    Wal-Mart Stores, Inc. ............................      11,036
     445    Williams-Sonoma, Inc. ............................      15,162
                                                                ----------
                                                                   119,520
                                                                ----------
            ENERGY -- 2.6%
     168    Chesapeake Energy Corp. (G).......................       5,094
     197    Chevron Corp. ....................................      12,195
     232    ConocoPhillips....................................      15,183
                                                                ----------
                                                                    32,472
                                                                ----------
            FINANCE -- 5.6%
     318    Citigroup, Inc. ..................................      15,340
     535    Nasdaq Stock Market, Inc. (D).....................      15,985
     347    Nuveen Investments, Inc. Class A..................      14,947
     180    State Street Corp. ...............................      10,462
     118    UBS AG............................................      12,923
                                                                ----------
                                                                    69,657
                                                                ----------
            HEALTH CARE -- 19.8%
     289    Alkermes, Inc. (D)................................       5,458
     267    Amylin Pharmaceuticals, Inc. (D) (G)..............      13,162
     323    Astellas Pharma, Inc. (A).........................      11,870
     205    AstraZeneca plc ADR...............................      12,233
     205    AtheroGenics, Inc. (D) (G)........................       2,674
     478    Auxilium Pharmaceuticals, Inc. (D) (G)............       3,720
     592    Bristol-Myers Squibb Co. .........................      15,296
     265    Cephalon, Inc. (D) (G)............................      15,896
     181    Covance, Inc. (D).................................      11,105
     458    Digene Corp. (D)..................................      17,749
     244    Eisai Co., Ltd. (A)...............................      10,991
     578    Elan Corp. plc ADR (D) (G)........................       9,648
     195    Eli Lilly & Co. ..................................      10,794
     154    Encysive Pharmaceuticals, Inc. (D)................       1,064
     307    Forest Laboratories, Inc. (D).....................      11,893
     168    ICOS Corp. (D) (G)................................       3,683
     284    Kissei Pharmaceutical Co., Ltd. (A) (G)...........       5,265

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
     467    Kyphon, Inc. (D) (G)..............................  $   17,899
     218    Medicines Co. (D).................................       4,256
     381    Millennium Pharmaceuticals, Inc. (D)..............       3,801
     322    Pharmaceutical Product Development, Inc. .........      11,291
   1,203    Schering-Plough Corp. ............................      22,891
     896    Shionogi & Co., Ltd. (A)..........................      15,998
     192    Vertex Pharmaceuticals, Inc. (D) (G)..............       7,052
                                                                ----------
                                                                   245,689
                                                                ----------
            SERVICES -- 13.3%
     601    Accenture Ltd. Class A............................      17,012
     123    Accor SA (A)......................................       7,486
     426    Bankrate, Inc. (D) (G)............................      16,101
     420    Comcast Corp. Class A (D).........................      13,738
     492    DreamWorks Animation SKG, Inc. (D)................      11,260
      52    Focus Media Holding Ltd. ADR (D)..................       3,362
   2,330    Sirius Satellite Radio, Inc. (D) (G)..............      11,066
     204    Starwood Hotels & Resorts.........................      12,315
     193    Stericycle, Inc. (D)..............................      12,532
     385    Tetra Technologies, Inc. (D)......................       6,826
     198    United Parcel Service, Inc. Class B...............      16,285
     325    Viacom, Inc. Class B (D) (G)......................      11,641
     724    Walt Disney Co. ..................................      21,711
     282    XM Satellite Radio Holdings, Inc. Class A (D).....       4,131
                                                                ----------
                                                                   165,466
                                                                ----------
            TECHNOLOGY -- 36.5%
   1,475    Activision, Inc. (D)..............................      16,786
     590    Adobe Systems, Inc. (D)...........................      17,925
     309    Amdocs Ltd. (D)...................................      11,320
     479    American Tower Corp. Class A (D)..................      14,916
      62    Analogic Corp. ...................................       2,894
     607    Cisco Systems, Inc. (D)...........................      11,857
     485    Cognos, Inc. (D)..................................      13,784
     691    Corning, Inc. (D).................................      16,718
     425    Cree, Inc. (D) (G)................................      10,105
     314    CSR plc (D) (A)...................................       7,308
     314    Energy Conversion Devices (D) (G).................      11,439
     991    Evergreen Solar, Inc. (G).........................      12,863
     311    First Data Corp. .................................      14,025
     217    Garmin Ltd. (G)...................................      22,923
      29    Google, Inc. (D)..................................      12,328
     476    Hewlett-Packard Co. ..............................      15,092
     984    Integrated Device Technology, Inc. (D)............      13,950
     499    International Rectifier Corp. (D) (G).............      19,505
     135    Leap Wireless International, Inc. (D).............       6,415
     437    Linear Technology Corp. ..........................      14,649
     354    Marvell Technology Group Ltd. (D).................      15,706
     551    Medtronic, Inc. ..................................      25,867
   1,963    Move, Inc. (D)....................................      10,755
     873    Network Appliance, Inc. (D).......................      30,824
     879    O2Micro International ADR (D).....................       6,763
     872    Oracle Corp. (D)..................................      12,629
     409    Qualcomm, Inc. ...................................      16,397
     477    Redback Networks, Inc. (D)........................       8,756
     200    Rockwell Collins, Inc. ...........................      11,157

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                         VALUE (W)
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     406    TomTom N.V. (A) (D) (G)...........................  $   15,780
     752    Verifone Holdings, Inc. (D) (G)...................      22,915
     302    Verint Systems, Inc. (D)..........................       8,807
                                                                ----------
                                                                   453,158
                                                                ----------
            TRANSPORTATION -- 1.7%
     600    GOL Linhas Aereas Inteligentes S.A. ADR (G).......      21,289
                                                                ----------
            UTILITIES -- 4.2%
     717    Suntech Power Holdings ADR (D) (G)................      20,258
     288    TXU Corp. ........................................      17,214
     287    Veolia Environnment S.A. (A) (G)..................      14,792
                                                                ----------
                                                                    52,264
                                                                ----------
            Total common stock
              (cost $1,143,070)...............................  $1,221,279
                                                                ----------
PRINCIPAL
 AMOUNT
---------
 SHORT-TERM INVESTMENTS -- 20.2%
            REPURCHASE AGREEMENTS -- 0.6%
$  2,975    Bank of America TriParty Joint Repurchase
              Agreement,
              5.24%, 7-3-2006.................................  $    2,975
     932    BNP Paribas TriParty Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................         932
   2,287    Morgan Stanley TriParty Joint Repurchase
              Agreement,
              5.27%, 7-3-2006.................................       2,287

PRINCIPAL                                                         MARKET
 AMOUNT                                                         VALUE (W)
---------                                                       ----------
            REPURCHASE AGREEMENTS -- (CONTINUED)
$    130    UBS Securities LLC Joint Repurchase Agreement,
              5.05%, 7-3-2006.................................  $      130
   1,576    UBS Securities LLC Joint Repurchase Agreement,
              5.28%, 7-3-2006.................................       1,576
                                                                ----------
                                                                     7,900
                                                                ----------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 19.6%
 243,684    BNY Institutional Cash Reserve Fund...............     243,684
                                                                ----------
            Total short-term investments
              (cost $251,584).................................  $  251,584
                                                                ----------
            Total investments in securities
              (cost $1,394,654) (C)...........................  $1,472,863
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.88% of total net assets at June 30, 2006.

(A) The aggregate value of securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors at June 30, 2006, was $104,343, which represents 8.40% of total net assets.

(C) At June 30, 2006, the cost of securities for federal income tax purposes was $1,395,436 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

      Unrealized appreciation........................  $135,096
      Unrealized depreciation........................   (57,669)
                                                       --------
      Net unrealized appreciation....................  $ 77,427
                                                       ========

(D)  Currently non-income producing.

(G)  Security is partially on loan at June 30, 2006.

(W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2006

                                                                                                                     UNREALIZED
                                                                  MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                   TRANSACTION         VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                   -----------         ------         --------         --------         --------------
British Pound                                    Sell             $ 785           $  772          07/03/06             $ (13)
British Pound                                    Sell             1,913            1,873          07/05/06               (40)
British Pound                                    Sell             1,482            1,481          07/05/06                (1)
Canadian Dollar                                  Sell                52               52          07/05/06                --
Euro                                             Sell             7,941            7,797          07/19/06              (144)
Japanese Yen                                     Sell               219              215          07/03/06                (4)
                                                                                                                       -----
                                                                                                                       $(202)
                                                                                                                       =====

The accompanying notes are an integral part of these financial statements.

 HARTFORD MONEY MARKET HLS FUND

 SCHEDULE OF INVESTMENTS
 JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            CAPITAL GOODS -- 1.7%
 $32,362    Caterpillar, Inc. ................................  5.25%   07/05/2006   $   32,343
                                                                                     ----------
            CONSUMER STAPLES -- 2.9%
  29,000    KFW International Holdings (I)....................  5.18%   07/07/2006       28,975
  26,000    KFW International Holdings (I)....................  5.24%   07/10/2006       25,969
                                                                                     ----------
                                                                                         54,944
                                                                                     ----------
            FINANCE -- 94.9%
  23,000    Ab Spintab........................................  5.04%   07/27/2006       22,917
  23,000    Ab Spintab........................................  5.10%   08/18/2006       22,846
  23,000    Alliance & Leicester Commercial Bank plc..........  4.92%   07/07/2006       22,981
  21,783    Alliance & Leicester Commercial Bank plc..........  5.13%   08/18/2006       21,635
  23,000    American Express Credit Corp. ....................  5.06%   07/11/2006       22,968
  23,000    American Express Credit Corp. (L).................  5.29%   12/15/2006       23,013
  24,000    American General Finance Corp. ...................  5.21%   07/28/2006       23,907
  21,860    American General Finance Corp. ...................  5.87%   07/14/2006       21,865
  46,000    American Honda Finance Corp. (I) (L)..............  5.34%   08/15/2006       46,011
  20,000    Amsterdam Funding Corp. ..........................  5.08%   07/13/2006       19,966
  24,500    Amsterdam Funding Corp. ..........................  5.13%   08/02/2006       24,389
  10,000    Amsterdam Funding Corp. ..........................  5.30%   07/06/2006        9,993
  29,100    Anz Delaware, Inc. (M)............................  5.33%   07/25/2006       28,999
  23,000    Bank of America Corp. (L).........................  5.58%   08/22/2006       23,015
  21,700    Bank of America NA (L)............................  5.07%   05/15/2007       21,840
  23,000    Bank One Corp. (L)................................  5.28%   08/11/2006       23,004
  23,000    Barton Capital Corp. .............................  5.01%   07/06/2006       22,984
  24,000    Barton Capital Corp. .............................  5.11%   07/12/2006       23,963
  21,700    Bear Stearns & Co., Inc. (L)......................  4.78%   10/02/2006       21,952
  24,000    Bear Stearns & Co., Inc. .........................  5.15%   07/17/2006       23,945
  23,000    Britannia Building Society........................  5.11%   08/16/2006       22,851
  23,800    Britannia Building Society........................  5.29%   08/14/2006       23,647
  10,000    Britannia Building Society........................  5.34%   07/24/2006        9,966
  23,000    Cafco LLC (I).....................................  5.02%   07/05/2006       22,987
  24,000    Cafco LLC (I).....................................  5.11%   07/27/2006       23,912
  21,700    Citibank NA.......................................  5.17%   08/22/2006       21,700
  24,000    Citigroup Funding, Inc. ..........................  5.08%   07/11/2006       23,966
  10,300    Citigroup Funding, Inc. ..........................  5.25%   07/21/2006       10,270
  21,800    Countrywide Financial Corp. ......................  5.17%   07/17/2006       21,750
  25,000    Countrywide Financial Corp. ......................  5.35%   07/31/2006       24,889

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $24,000    General Electric Capital Corp. ...................  5.12%   07/12/2006   $   23,963
  25,000    General Electric Capital Corp. ...................  5.12%   07/19/2006       24,936
   7,000    General Electric Capital Corp. ...................  5.24%   07/24/2006        6,977
  46,000    Goldman Sachs Group, Inc. (L).....................  5.15%   08/01/2006       46,003
  24,000    Greenwich Capital Holdings (L)....................  5.31%   10/27/2006       24,003
  26,000    Greenwich Capital Holdings........................  5.43%   09/22/2006       25,679
  24,000    HBOS Treasury Services plc........................  5.36%   09/19/2006       23,717
  24,000    HSBC Finance Corp. ...............................  5.11%   07/07/2006       23,980
  22,500    HSBC Finance Corp. (L)............................  5.13%   03/06/2007       22,500
  26,200    JP Morgan Chase & Co. (L).........................  5.11%   07/02/2007       26,200
  46,000    Merrill Lynch & Co. (L)...........................  5.14%   10/19/2006       46,012
   9,550    Merrill Lynch & Co................................  5.21%   07/17/2006        9,528
  24,000    Morgan Stanley Dean Witter (L)....................  5.11%   11/28/2006       24,010
  10,000    Morgan Stanley Dean Witter........................  5.29%   07/13/2006        9,982
  23,000    Morgan Stanley Dean Witter (L)....................  5.48%   01/19/2007       23,012
  23,000    Nationwide Building Society (I)...................  5.08%   08/04/2006       22,890
  26,000    Nationwide Building Society.......................  5.47%   09/27/2006       25,657
  21,700    Nordea Bank AB (I) (L)............................  5.13%   05/09/2007       21,700
  23,000    Nordea North America..............................  5.07%   08/11/2006       22,868
  24,000    Northern Rock plc.................................  5.11%   07/10/2006       23,969
  26,000    Northern Rock plc.................................  5.29%   07/26/2006       25,905
  23,000    Old Line Funding LLC (I)..........................  5.04%   07/06/2006       22,984
  24,500    Old Line Funding LLC (I)..........................  5.13%   08/01/2006       24,392
  24,000    Preferred Funding (I).............................  5.09%   07/14/2006       23,956
  23,000    Preferred Funding (I).............................  5.13%   08/21/2006       22,834
  24,000    Sheffield Receivables.............................  5.06%   07/06/2006       23,983
  23,000    Sheffield Receivables.............................  5.07%   07/18/2006       22,945
  22,650    Skandinaviska Enskilda Bank (I)...................  5.26%   07/26/2006       22,568
  21,600    Skandinaviska Enskilda Bank NY (I) (L)............  5.14%   02/09/2007       21,600
  21,700    SLM Corp. (I) (L).................................  5.17%   05/04/2007       21,759
  18,135    SLM Corp. (L).....................................  5.22%   01/25/2007       18,149
  24,000    Svenska Handelsbanken Ab..........................  5.16%   08/07/2006       23,873
  24,000    Svenska Handelsbanken Ab..........................  5.18%   08/07/2006       23,873
   9,500    Swedbank..........................................  5.24%   07/21/2006        9,472
  43,400    Toyota Motor Credit Corp. (L).....................  5.38%   10/16/2006       43,432
  47,020    Triple A-1 Funding................................  5.20%   07/14/2006       46,932
   7,771    Triple A-1 Funding................................  5.33%   08/21/2006        7,713

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY      MARKET
 AMOUNT                                                         YIELD      DATE      VALUE (W)
---------                                                       -----   ----------   ----------
            FINANCE -- (CONTINUED)
 $23,000    UBS Finance LLC...................................  5.02%   07/05/2006   $   22,987
  26,000    UBS Finance LLC...................................  5.23%   07/21/2006       25,925
  23,000    Washington Mutual Bank (L)........................  4.98%   07/26/2006       23,300
  21,135    Washington Mutual Bank (L)........................  5.26%   02/28/2007       21,142
  24,000    Wells Fargo.......................................  5.15%   07/20/2006       24,000
  26,000    Wells Fargo.......................................  5.24%   07/24/2006       26,000
  21,600    Westpac Banking Corp. (I) (L).....................  5.18%   02/16/2007       21,600
  24,000    Westpac Banking Corp. (I).........................  5.29%   08/18/2006       23,832
  15,570    Yorktown Capital..................................  5.11%   07/10/2006       15,550
  24,000    Yorktown Capital..................................  5.21%   07/18/2006       23,941
  10,532    Yorktown Capital..................................  5.32%   07/21/2006       10,501
                                                                                     ----------
                                                                                     $1,800,865
                                                                                     ----------
            U.S. GOVERNMENT SECURITIES -- 1.1%
  21,800    Federal Home Loan Mortgage Corp. .................  5.50%   07/03/2007   $   21,800
                                                                                     ----------
            Total investments in securities
              (cost $1,909,952) (C)...........................                       $1,909,952
                                                                                     ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.85% of total net assets at June 30, 2006.

  (C) Also represents cost for federal tax purpose.

  (I) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 2006, was $397,969, which represents 20.99% of total net assets.

  (L) Variable rate securities; the yield reported is the rate in effect at June 30, 2006.

  (M) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  (W) See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENTS OF ASSETS AND LIABILITIES
 JUNE 30, 2006 (UNAUDITED) (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                GLOBAL        GROWTH
                                                               LEADERS     OPPORTUNITIES   MONEY MARKET
                                                               HLS FUND      HLS FUND        HLS FUND
                                                              ----------   -------------   ------------
ASSETS:
  Investments in securities, at value; (amortized cost for
    Money Market)@..........................................  $1,325,399    $1,472,863      $1,909,952
  Cash......................................................          --            23             101
  Foreign currency on deposit with custodian#...............         260            --              --
  Unrealized appreciation in forward foreign currency
    contracts...............................................          31            --              --
  Receivables:
    Investment securities sold..............................         938        13,733              --
    Fund shares sold........................................         701         5,202           5,484
    Dividends and interest..................................         569           513           3,245
  Other assets..............................................          10            27             496
                                                              ----------    ----------      ----------
Total assets................................................   1,327,908     1,492,361       1,919,278
                                                              ----------    ----------      ----------
LIABILITIES:
  Unrealized depreciation on forward foreign currency
    contracts...............................................          --           202              --
  Bank overdraft -- U.S. Dollars............................           2            --              --
  Payable upon return of securities loaned..................     120,273       243,684              --
  Payables:
    Investment securities purchased.........................       4,777         5,624              --
    Fund shares redeemed....................................         482           317          22,840
    Investment advisory and management fees.................          48            60              39
    Administrative fee......................................          19            --              31
    Distribution fees.......................................           5             4               6
  Accrued expenses..........................................         192            71             141
                                                              ----------    ----------      ----------
Total liabilities...........................................     125,798       249,962          23,057
                                                              ----------    ----------      ----------
Net assets..................................................  $1,202,110    $1,242,399      $1,896,221
                                                              ==========    ==========      ==========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $1,013,236    $1,044,635      $1,896,221
Accumulated undistributed net investment income.............       4,267         1,785              --
Accumulated net realized gain on investments and foreign
  currency translations.....................................      71,662       117,778              --
Unrealized appreciation of investments and the translations
  of assets and liabilities denominated in foreign
  currency..................................................     112,945        78,201              --
                                                              ----------    ----------      ----------
Net assets..................................................  $1,202,110    $1,242,399      $1,896,221
                                                              ==========    ==========      ==========
Shares authorized...........................................   3,400,000       700,000       7,000,000
                                                              ----------    ----------      ----------
  Par value.................................................  $    0.001    $    0.001      $    0.001
                                                              ----------    ----------      ----------
CLASS IA: Net asset value per share.........................  $    19.52    $    29.77      $     1.00
                                                              ----------    ----------      ----------
          Shares outstanding................................      47,488        35,461       1,587,423
                                                              ----------    ----------      ----------
          Net assets........................................  $  927,132    $1,055,597      $1,587,423
                                                              ----------    ----------      ----------
CLASS IB: Net asset value per share.........................  $    19.43    $    29.52      $     1.00
                                                              ----------    ----------      ----------
          Shares outstanding................................      14,151         6,328         308,798
                                                              ----------    ----------      ----------
          Net assets........................................  $  274,978    $  186,802      $  308,798
                                                              ----------    ----------      ----------
@ Cost of securities........................................  $1,212,452    $1,394,654      $1,909,952
                                                              ----------    ----------      ----------
@ Market value of securities on loan........................  $  115,052    $  237,506      $       --
                                                              ----------    ----------      ----------
# Cost of foreign currency on deposit with custodian........  $      263    $       --      $       --
                                                              ----------    ----------      ----------

The accompanying notes are an integral part of these financial statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 STATEMENT OF OPERATIONS
 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2006 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                GLOBAL              GROWTH
                                                               LEADERS           OPPORTUNITIES         MONEY MARKET
                                                               HLS FUND            HLS FUND              HLS FUND
                                                              ----------         -------------         ------------
INVESTMENT INCOME:
  Dividends.................................................   $  9,473            $   4,791              $    --
  Interest..................................................        261                  423               38,050
  Securities lending........................................        317                  694                   --
  Less: Foreign tax withheld................................       (871)                (241)                  --
                                                               --------            ---------              -------
    Total investment income, net............................      9,180                5,667               38,050
                                                               --------            ---------              -------
EXPENSES:
  Investment management and advisory fees...................      3,056                3,848                1,987
  Administrative services fees..............................      1,234                   --                1,590
  Distribution fees -- Class IB.............................        355                  240                  336
  Custodian fees............................................        278                  126                    5
  Accounting services.......................................         93                   --                  119
  Board of Directors' fees..................................         11                    8                   16
  Other expenses............................................         96                   95                  188
                                                               --------            ---------              -------
    Total expenses (before waivers and fees paid
      indirectly)...........................................      5,123                4,317                4,241
  Expense waivers...........................................         --                   --                   --
  Fees paid indirectly......................................       (210)                (178)                  (3)
                                                               --------            ---------              -------
    Total waivers and fees paid indirectly..................       (210)                (178)                  (3)
                                                               --------            ---------              -------
    Total expenses, net.....................................      4,913                4,139                4,238
                                                               --------            ---------              -------
  Net investment income (loss)..............................      4,267                1,528               33,812
                                                               --------            ---------              -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     76,414              118,573                   --
  Net realized gain (loss) on foreign currency
    transactions............................................       (183)                 (13)                  --
                                                               --------            ---------              -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND
  OPTIONS CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:......     76,231              118,560                   --
                                                               --------            ---------              -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................    (17,958)            (105,145)                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...         (7)                 (12)                  --
                                                               --------            ---------              -------
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENTS, FUTURES AND OPTIONS CONTRACTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................    (17,965)            (105,157)                  --
                                                               --------            ---------              -------
NET GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND OPTIONS
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:..............     58,266               13,403                   --
                                                               --------            ---------              -------
PAYMENT FROM AFFILIATE (SEE NOTE 3D OF ACCOMPANYING NOTES TO
  FINANCIAL STATEMENTS).....................................         --                  257                   --
                                                               --------            ---------              -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $ 62,533            $  15,188              $33,812
                                                               ========            =========              =======

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        GLOBAL LEADERS HLS FUND
                                                              -------------------------------------------
                                                              FOR THE SIX MONTH           FOR THE YEAR
                                                                PERIOD ENDED                  ENDED
                                                                JUNE 30, 2006           DECEMBER 31, 2005
                                                              -----------------         -----------------
                                                                 (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................     $    4,267                $    8,291
  Net realized gain (loss) on investments, swaps, futures
    and options contracts and foreign currency
    transactions............................................         76,231                    77,137
  Net unrealized appreciation (depreciation) of investments, futures and options contracts and foreign currency
    transactions............................................        (17,965)                  (57,471)
  Payment from affiliate....................................             --                        --
                                                                 ----------                ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         62,533                    27,957
                                                                 ----------                ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................           (845)                   (7,384)
    Class IB................................................             --                    (1,309)
  From net realized gain on investments
    Class IA................................................         (7,575)                       --
    Class IB................................................         (2,256)                       --
                                                                 ----------                ----------
    Total distributions.....................................        (10,676)                   (8,693)
                                                                 ----------                ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA
      Sold..................................................         54,542                    75,573
      Issued on reinvestment of distributions...............          8,420                     7,384
      Redeemed..............................................       (111,337)                 (165,723)
                                                                 ----------                ----------
    Total capital share transactions........................        (48,375)                  (82,766)
                                                                 ----------                ----------
    Class IB
      Sold..................................................         12,253                    47,667
      Issued on reinvestment of distributions...............          2,256                     1,309
      Redeemed..............................................        (31,470)                  (47,937)
                                                                 ----------                ----------
    Total capital share transactions........................        (16,961)                    1,039
                                                                 ----------                ----------
         Net increase (decrease) from capital share
           transactions.....................................        (65,336)                  (81,727)
                                                                 ----------                ----------
         Net increase (decrease) in net assets..............        (13,479)                  (62,463)
NET ASSETS:
  Beginning of period.......................................      1,215,589                 1,278,052
                                                                 ----------                ----------
  End of period.............................................     $1,202,110                $1,215,589
                                                                 ==========                ==========
Accumulated undistributed (distribution in excess of) net
  investment income.........................................     $    4,267                $      845
                                                                 ==========                ==========
SHARES:
    Class IA
      Sold..................................................          2,793                     4,330
      Issued on reinvestment of distributions...............            449                       404
      Redeemed..............................................         (5,674)                   (9,391)
                                                                 ----------                ----------
    Total share activity....................................         (2,432)                   (4,657)
                                                                 ----------                ----------
    Class IB
      Sold..................................................            621                     2,759
      Issued on reinvestment of distributions...............            121                        72
      Redeemed..............................................         (1,600)                   (2,736)
                                                                 ----------                ----------
    Total share activity....................................           (858)                       95
                                                                 ----------                ----------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

              GROWTH OPPORTUNITIES HLS FUND                                         MONEY MARKET HLS FUND
    --------------------------------------------------                --------------------------------------------------
    FOR THE SIX MONTH                  FOR THE YEAR                   FOR THE SIX MONTH                  FOR THE YEAR
      PERIOD ENDED                         ENDED                        PERIOD ENDED                         ENDED
      JUNE 30, 2006                  DECEMBER 31, 2005                  JUNE 30, 2006                  DECEMBER 31, 2005
    -----------------                -----------------                -----------------                -----------------
       (UNAUDITED)                                                       (UNAUDITED)
       $    1,528                       $    2,979                       $   33,812                       $    44,998
          118,560                          131,569                               --                                 3
         (105,157)                          28,121                               --                                --
              257                            1,140                               --                                --
       ----------                       ----------                       ----------                       -----------
           15,188                          163,809                           33,812                            45,001
       ----------                       ----------                       ----------                       -----------
             (717)                          (1,991)                         (28,377)                          (38,276)
               --                               --                           (5,435)                           (6,722)
          (24,580)                         (62,345)                              --                                (2)
           (4,298)                         (11,118)                              --                                (1)
       ----------                       ----------                       ----------                       -----------
          (29,595)                         (75,454)                         (33,812)                          (45,001)
       ----------                       ----------                       ----------                       -----------
          138,979                          320,008                        1,067,815                         4,751,573
           25,297                           64,336                           28,517                            41,530
         (109,652)                        (295,764)                        (862,745)                       (4,733,793)
       ----------                       ----------                       ----------                       -----------
           54,624                           88,580                          233,587                            59,310
       ----------                       ----------                       ----------                       -----------
           32,357                           67,825                          149,694                           237,251
            4,298                           11,118                            5,461                             7,288
          (26,555)                         (25,366)                        (110,397)                         (233,306)
       ----------                       ----------                       ----------                       -----------
           10,100                           53,577                           44,758                            11,233
       ----------                       ----------                       ----------                       -----------
           64,724                          142,157                          278,345                            70,543
       ----------                       ----------                       ----------                       -----------
           50,317                          230,512                          278,345                            70,543
        1,192,082                          961,570                        1,617,876                         1,547,333
       ----------                       ----------                       ----------                       -----------
       $1,242,399                       $1,192,082                       $1,896,221                       $ 1,617,876
       ==========                       ==========                       ==========                       ===========
       $    1,785                       $      717                       $       --                       $        --
       ==========                       ==========                       ==========                       ===========
            4,423                           11,178                        1,067,815                         4,751,574
              874                            2,155                           28,517                            41,530
           (3,511)                         (10,378)                        (862,745)                       (4,733,793)
       ----------                       ----------                       ----------                       -----------
            1,786                            2,955                          233,587                            59,311
       ----------                       ----------                       ----------                       -----------
            1,039                            2,434                          149,694                           237,250
              150                              375                            5,461                             7,288
             (869)                            (915)                        (110,397)                         (233,306)
       ----------                       ----------                       ----------                       -----------
              320                            1,894                           44,758                            11,232
       ----------                       ----------                       ----------                       -----------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2006 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.  ORGANIZATION:

    The Hartford HLS Funds serve as underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (Hartford Life) and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policy holders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

    Hartford Series Fund, Inc. (comprised of twenty-six portfolios, two are included in these financial statements; they are Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund) and Hartford Series Fund II, Inc. (comprised of ten portfolios, one is included in these financial statements; it is Hartford Growth Opportunities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 as amended, ("1940 Act"), as diversified open-end management investment companies.

    Each Fund is divided into Class IA and Class IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act. Income and expenses and realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day's net assets.

    Indemnifications: Under the Funds' organizational documents, their directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the investment company industry:

    a) Security Transactions -- Security transactions are recorded for on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Except for the Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund's Board of Directors. Market prices may be deemed unreliable, for example, if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE (New York Stock Exchange) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities; and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each Fund, uses a fair value pricing service approved by the Funds' Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of each Fund's shares is determined only on business days of the Funds, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its NAV per share.

        Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the Funds' Board of Directors. Generally, each Fund may use fair valuation in regards to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund's investments and investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

        Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

        Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

--------------------------------------------------------------------------------

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security
        (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account or a third party custodial account. Repurchase agreements are valued at cost plus accrued interest receivable.

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in joint repurchase agreements (totaling $1,759,970) dated 6/30/06 with Bank of America, BNP Paribas, Morgan Stanley and UBS Securities LLC due 07/03/06. These joint repurchase agreements are collateralized as follows:

                                                          COLLATERAL
        BROKER                     RATE     PRINCIPAL       VALUE         SECURITY TYPE         COUPON RATE        MATURITY
        ------                     -----    ----------    ----------    ------------------    ---------------    ------------
        Bank of America..........  5.24%    $  670,000    $  683,400    FNMA                           5.00%            2035
        BNP Paribas..............  5.28%       210,000       214,200    FHLMC                  4.00% - 7.00%     2011 - 2035
                                                                        FNMA                   4.50% - 7.00%     2010 - 2036
        Morgan Stanley...........  5.27%       515,000       525,300    FFCB                          4.875%            2015
                                                                        FHLB                   4.50% - 5.80%     2006 - 2015
                                                                        FHLMC                  3.50% - 6.00%     2007 - 2011
                                                                        FNMA                  3.125% - 6.00%     2007 - 2036
        UBS Securities LLC.......  5.05%       355,000       362,101    FHLMC                 4.50% - 10.50%     2008 - 2036
        UBS Securities LLC.......  5.28%         9,970        10,237    U.S. Treasury Bond             3.75%            2032
                                            ----------    ----------
                                            $1,759,970    $1,795,238
                                            ==========    ==========

        The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Global Leaders HLS Fund............................   $8,255
        Hartford Growth Opportunities HLS Fund......................    7,903

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2006 there are no joint trading accounts.

    f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

        At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss. At June 30, 2006, no Funds had open futures contracts.

        The premium paid by a Fund for the purchase of a call or put option is included a Funds' Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

       option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statement of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The Funds had no written options activity for the six-month period ended June 30, 2006.

    g) Forward Foreign Currency Contracts -- For the six-month period ended June 30, 2006, Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund had entered into forward contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments. At June 30, 2006, no Funds had investments in indexed securities.

    i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments or U.S. Government Securities with a market value at least equal to the market value of the securities on loan. The adequacy of the collateral for securities out on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following day. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    j) (1) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    j) (2) The tax character of distributions paid for the periods indicated is as follows:

                                                                        FOR THE PERIOD ENDED         FOR THE PERIOD ENDED
                                                                          DECEMBER 31, 2005            DECEMBER 31, 2004
                                                                      -------------------------    -------------------------
                                                                      ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
        FUND                                                           INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
        ----                                                          --------    -------------    --------    -------------
        Hartford Global Leaders HLS Fund............................  $ 8,693        $    --       $ 5,726         $  --
        Hartford Growth Opportunities HLS Fund......................    1,991         73,463            --            --
        Hartford Money Market HLS Fund..............................   45,001             --        15,755            --

        As of December 31, 2005, the components of distributable earnings (deficit) on tax basis were as follows:

                                                                                                                        TOTAL
                                             UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED        UNREALIZED       DISTRIBUTABLE
                                               ORDINARY         LONG-TERM      CAPITAL GAINS      APPRECIATION        EARNINGS
        FUND                                    INCOME        CAPITAL GAIN       (LOSSES)*      (DEPRECIATION)**      (DEFICIT)
        ----                                 -------------    -------------    -------------    ----------------    -------------
        Hartford Global Leaders HLS Fund...     $   845          $9,831            $(902)           $127,243          $137,017
        Hartford Growth Opportunities HLS
          Fund.............................      20,148           9,448               --             182,575           212,171

         * Certain Funds had capital loss carryforwards that are identified in
           Note 2(j)(4).
        ** The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received on certain investments and mark to market adjustment for certain derivatives in accordance with IRC Sec. 1256.

--------------------------------------------------------------------------------

    j) (3) Reclassification of Capital Accounts: -- In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, distributions representing a return of capital, investments in mortgage-backed securities, class action settlements required and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended December 31, 2005, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                                         ACCUMULATED       ACCUMULATED
                                                                       ACCUMULATED       NET REALIZED      NET REALIZED
                                                                      NET INVESTMENT    GAIN (LOSS) ON    GAIN (LOSS) ON
        FUND                                                          INCOME (LOSS)      INVESTMENTS       INVESTMENTS
        ----                                                          --------------    --------------    --------------
        Hartford Global Leaders HLS Fund............................     $(2,009)           $2,004             $  5
        Hartford Growth Opportunities HLS Fund......................      (1,376)            1,424              (48)

    j) (4) Capital Loss Carryforward: -- At December 31, 2005, the following Fund had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                                     YEAR OF EXPIRATION
                                                                      ------------------------------------------------
        FUND                                                          2009    2010    2011     2012     2013     TOTAL
        ----                                                          ----    ----    -----    -----    -----    -----
        Hartford Global Leaders HLS Fund............................  $532    $370    $ --     $ --     $ --     $902

    k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the Value of each Fund's shares is determined as of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the NYSE the net asset value per share is determined separately for each class of each Fund by dividing Fund's net assets attributable to that class by number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the NYSE on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the NYSE. Orders received after the close of the NYSE or on a day on which the NYSE and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Dividends are declared pursuant to a policy adopted by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds, except the Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

        Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

        Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts (see Note 2 j (3)).

    l) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    m) Illiquid Securities and Other Investments -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investment were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments and investment in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to qualifying institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of December 31, 2005, The Funds held illiquid securities as denoted in each Fund's Schedule of Investments.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 JUNE 30, 2006 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

    n)  Securities Purchased on a When-Issued or Delayed -- Delivery
        Basis -- Delivery and payment for securities that have been purchased by the Funds on a when-issued or delayed -- delayed delivery basis take place beyond customary settlement period. During this period, such securities are subject to market fluctuations and the Funds indemnify securities as segregated in their records with at least an amount equal to the amount of the commitment. As of December 31, 2005, the Funds had no outstanding when-issued or delayed-delivery securities.

    o) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bonds prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington and Hartford Investment Management:

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $2 billion................................................     0.250%
On next $3 billion.................................................     0.200
On next $5 billion.................................................     0.180
Over $10 billion...................................................     0.170

                     HARTFORD GROWTH OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

                        HARTFORD GLOBAL LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

        A portion of the compensation above is used to compensate the Funds' respective sub-advisers. Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund.

        Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to Hartford Money Market HLS Fund.

        Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) Administrative Services Agreement -- Under the Administrative Services Agreement between HLIC and each of the following Funds; Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes, legal and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HLIC or any other related company.

    c) Accounting Services Agreement -- Under the Fund Accounting Agreement between Hartford Life and Hartford Series Fund, Inc., Hartford Life provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.015% of each Fund's average daily net assets.

    d) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

        The Funds are available for purchase by the separate accounts of different variable universal policies, variable annuity products and funding agreements and they are offered directly to certain qualified retirement plans ("Products"). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, the issuer of such variable annuity products, the Funds ability to restrict transfers by certain owners of older variable annuity products is limited. In February 2005, Hartford Life agreed with the Board of Directors of the Funds

--------------------------------------------------------------------------------

       to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners. Pursuant to the agreement the following amounts have been recorded, as Payment from Affiliate in the Statement of Operations:

        FUND                                                          AMOUNT
        ----                                                          ------
        Hartford Growth Opportunities HLS Fund......................  $1,140

    e) Fees Paid Indirectly -- The Funds have entered into an agreement with State Street Global Markets, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. As provided by the agreements such rebates are used to pay a portion of the Funds' expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the six-month period ended June 30, 2006, these amounts are included in the Statement of Operations.

        The ratio of expenses to average net assets excludes expense paid indirectly in the financial highlights. Had the expense offsets been included, the annualized expense ratios would have been as follows:

                                                              FOR THE SIX-MONTH
                                                                 PERIOD ENDED         FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                                JUNE 30, 2006         DECEMBER 31, 2005       DECEMBER 31, 2004
                                                             --------------------    --------------------    --------------------
                                                             RATIO OF EXPENSES TO    RATIO OF EXPENSES TO    RATIO OF EXPENSES TO
                                                              AVERAGE NET ASSETS      AVERAGE NET ASSETS      AVERAGE NET ASSETS
                                                             AFTER EXPENSES PAID     AFTER EXPENSES PAID     AFTER EXPENSES PAID
                                                                  INDIRECTLY              INDIRECTLY              INDIRECTLY
                                                             --------------------    --------------------    --------------------
        FUND                                                 CLASS IA    CLASS IB    CLASS IA    CLASS IB    CLASS IA    CLASS IB
        ----                                                 --------    --------    --------    --------    --------    --------
        Hartford Global Leaders HLS Fund...................    0.76%       1.01%       0.68%       0.93%       0.68%       0.93%
        Hartford Growth Opportunities HLS Fund.............    0.63        0.88        0.58        0.84        0.57        0.82
        Hartford Money Market HLS Fund.....................    0.49        0.74        0.49        0.74        0.48        0.73

    f) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        The Distribution Plan provides that each Fund pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.  INVESTMENT TRANSACTIONS:

    For the six-month period ended June 30, 2006, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. Government Obligations) were as follows:

                                                             COST OF             SALES
                                                            PURCHASES          PROCEEDS            COST OF             SALES
                                                            EXCLUDING          EXCLUDING        PURCHASES FOR      PROCEEDS FOR
                                                         U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT    U.S. GOVERNMENT
        FUND                                               OBLIGATIONS        OBLIGATIONS        OBLIGATIONS        OBLIGATIONS
        ----                                             ---------------    ---------------    ---------------    ---------------
        Hartford Global Leaders HLS Fund...............    $  791,027          $850,134             $  --              $  --
        Hartford Growth Opportunities HLS Fund.........     1,031,917           983,474                --                 --

5.  LINE OF CREDIT:

    The Funds, except for Hartford Money Market HLS Fund, participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. For the six-month period ended June 30, 2006, the Funds did not have any borrowings under this facility.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL       END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS        PERIOD
                                ---------   ----------   ------------   ----------   -------------   ---------
HARTFORD GLOBAL LEADERS HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $18.74       $ 0.08        $ 0.88        $(0.02)       $(0.16)       $19.52
 Class IB.....................    18.66         0.04          0.89            --         (0.16)        19.43
 For the Year Ended December
   31, 2005
 Class IA.....................    18.41         0.14          0.33         (0.14)           --         18.74
 Class IB.....................    18.32         0.07          0.35         (0.08)           --         18.66
 For the Year Ended December
   31, 2004
 Class IA.....................    15.53         0.12          2.85         (0.09)           --         18.41
 Class IB.....................    15.47         0.10          2.82         (0.07)           --         18.32
 For the Year Ended December
   31, 2003
 Class IA.....................    11.50         0.07          4.02         (0.06)           --         15.53
 Class IB.....................    11.47         0.04          4.00         (0.04)           --         15.47
 For the Year Ended December
   31, 2002
 Class IA.....................    14.43(5)      0.13(5)      (2.95)(5)     (0.11)(5)        --(5)      11.50(5)
 Class IB.....................    14.40(5)      0.12(5)      (2.96)(5)     (0.09)(5)        --(5)      11.47(5)
 For the Year Ended December
   31, 2001
 Class IA.....................    17.59(5)      0.11(5)      (3.02)(5)     (0.08)(5)     (0.17)(5)     14.43(5)
 Class IB.....................    17.57(5)      0.08(5)      (3.02)(5)     (0.06)(5)     (0.17)(5)     14.40(5)

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                                         TO AVERAGE   TO AVERAGE   INVESTMENT
                                            NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GLOBAL LEADERS HLS
 FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................    5.17%(2)  $  927,132      0.77%(1)     0.77%(1)     0.75%(1)      64%
 Class IB.....................    5.04(2)      274,978      1.02(1)      1.02(1)      0.50(1)       64
 For the Year Ended December
   31, 2005
 Class IA.....................    2.59         935,539      0.77         0.77         0.74         262
 Class IB.....................    2.33         280,050      1.02         1.02         0.48         262
 For the Year Ended December
   31, 2004
 Class IA.....................   19.19       1,004,850      0.78         0.78         0.83         255
 Class IB.....................   18.89         273,202      1.03         1.03         0.58         255
 For the Year Ended December
   31, 2003
 Class IA.....................   35.57         728,049      0.80         0.80         0.54         292
 Class IB.....................   35.24         129,315      1.05         1.05         0.29         292
 For the Year Ended December
   31, 2002
 Class IA.....................  (19.51)        544,901      0.81         0.81         1.06         324
 Class IB.....................  (19.70)         55,421      1.06         1.03         0.84         324
 For the Year Ended December
   31, 2001
 Class IA.....................  (16.58)        484,661      0.81         0.81         0.71         363
 Class IB.....................  (16.73)         49,356      1.06         0.99         0.53         363

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $30.07       $ 0.05        $ 0.38        $(0.02)       $(0.71)
 Class IB.....................    29.85           --          0.38            --         (0.71)
 For the Year Ended December
   31, 2005
 Class IA.....................    27.63         0.12          4.36         (0.06)        (1.98)
 Class IB.....................    27.44         0.04          4.35            --         (1.98)
 For the Year Ended December
   31, 2004
 Class IA.....................    23.57         0.05          4.01            --            --
 Class IB.....................    23.48         0.03          3.93            --            --
 For the Year Ended December
   31, 2003
 Class IA.....................    16.40        (0.01)         7.18            --            --
 Class IB.....................    16.37        (0.01)         7.12            --            --
 For the Year Ended December
   31, 2002
 Class IA.....................    22.66        (0.03)        (6.23)           --            --
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................    21.16        (0.01)        (4.78)           --            --
 For the Year Ended December
   31, 2001
 Class IA.....................    40.66           --         (9.21)           --         (8.79)

                                                         -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------------
                                                                      RATIO OF     RATIO OF     RATIO OF
                                                                      EXPENSES     EXPENSES       NET
                                NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(5)
                                ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $29.77       1.47%(2)   1,055,597      0.64%(1)     0.64%(1)     0.28%(1)      79%
 Class IB.....................    29.52       1.35(2)      186,802      0.89(1)      0.89(1)      0.03(1)       79
 For the Year Ended December
   31, 2005
 Class IA.....................    30.07      16.31(7)    1,012,774      0.64         0.64         0.33         140
 Class IB.....................    29.85      16.02(7)      179,308      0.89         0.89         0.06         140
 For the Year Ended December
   31, 2004
 Class IA.....................    27.63      17.18         848,674      0.63         0.63         0.23         137
 Class IB.....................    27.44      16.89         112,896      0.88         0.88        (0.03)        137
 For the Year Ended December
   31, 2003
 Class IA.....................    23.57      43.79         696,900      0.64         0.64        (0.05)        145
 Class IB.....................    23.48      43.43          59,686      0.89         0.89        (0.30)        145
 For the Year Ended December
   31, 2002
 Class IA.....................    16.40     (27.65)        478,045      0.66         0.66        (0.16)        189
 From inception April, 30 2002
   through December 31, 2002
 Class IB.....................    16.37     (22.65)(2)       5,287      0.84(1)      0.84(1)     (0.10)(1)     189
 For the Year Ended December
   31, 2001
 Class IA.....................    22.66     (22.85)        755,068      0.65         0.65        (0.01)        228

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7) Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 16.20% and 15.91% for classes IA and IB, respectively. The net asset value impact of the Payment from Affiliate was $0.03 and $0.03 for classes IA and IB, respectively.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

                                                 -- SELECTED PER-SHARE DATA(4) --
                                ------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS
                                ---------   ----------   ------------   ----------   -------------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $ 1.00       $ 0.02        $   --        $(0.02)       $   --
 Class IB.....................     1.00         0.02            --         (0.02)           --
 For the Year Ended December
   31, 2005
 Class IA.....................     1.00         0.03            --         (0.03)           --
 Class IB.....................     1.00         0.03            --         (0.03)           --
 For the Year Ended December
   31, 2004
 Class IA.....................     1.00           --            --            --            --
 Class IB.....................     1.00           --            --            --            --
 For the Year Ended December
   31, 2003
 Class IA.....................     1.00         0.01            --         (0.01)           --
 Class IB.....................     1.00           --            --            --            --
 For the Year Ended December
   31, 2002
 Class IA.....................     1.00         0.01            --         (0.01)           --
 Class IB.....................     1.00         0.01            --         (0.01)           --
 For the Year Ended December
   31, 2001
 Class IA.....................     1.00         0.04            --         (0.04)           --
 Class IB.....................     1.00         0.04            --         (0.04)           --

                                                         -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------------
                                                                      RATIO OF     RATIO OF     RATIO OF
                                                                      EXPENSES     EXPENSES       NET
                                NET ASSET                            TO AVERAGE   TO AVERAGE   INVESTMENT
                                VALUE AT                NET ASSETS   NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                 END OF     TOTAL       AT END OF      BEFORE       AFTER      TO AVERAGE   TURNOVER
                                 PERIOD     RETURN        PERIOD     WAIVERS(3)   WAIVERS(3)   NET ASSETS    RATE(6)
                                ---------   ------      ----------   ----------   ----------   ----------   ---------
HARTFORD MONEY MARKET HLS FUND
 For the Six-Month Period
   Ended June 30, 2006
   (Unaudited)
 Class IA.....................   $ 1.00       2.14%(2)  $1,587,423      0.49%(1)     0.49%(1)     4.30%(1)     --
 Class IB.....................     1.00       2.01(2)      308,798      0.74(1)      0.74(1)      4.04(1)      --
 For the Year Ended December
   31, 2005
 Class IA.....................     1.00       2.84       1,353,836      0.49         0.49         2.79         --
 Class IB.....................     1.00       2.58         264,040      0.75         0.75         2.54         --
 For the Year Ended December
   31, 2004
 Class IA.....................     1.00       0.94       1,294,525      0.48         0.48         0.93         --
 Class IB.....................     1.00       0.69         252,808      0.73         0.73         0.68         --
 For the Year Ended December
   31, 2003
 Class IA.....................     1.00       0.75       1,609,439      0.49         0.49         0.75         --
 Class IB.....................     1.00       0.50         240,930      0.74         0.74         0.50         --
 For the Year Ended December
   31, 2002
 Class IA.....................     1.00       1.47       2,319,456      0.49         0.49         1.43         --
 Class IB.....................     1.00       1.24         261,914      0.74         0.72         1.20         --
 For the Year Ended December
   31, 2001
 Class IA.....................     1.00       3.87       1,867,520      0.48         0.48         3.58         --
 Class IB.....................     1.00       3.68         152,129      0.73         0.66         3.40         --

---------------
(1) Annualized.
(2) Not annualized.
(3) Ratios do not reflect reductions for fees paid indirectly.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per share amounts have been restated to reflect a reverse stock split for Classes IA and IB shares effective November 22, 2002.
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held, or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the chart below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 88 funds. Mr. Znamierowski oversees 87 funds and serves as a director only for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to Hartford Series Fund, Inc. ("SF") and Hartford HLS Series Fund II, Inc. ("SF2"), principal occupation, and, for directors, other directorships held.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statement of Operations herein. The Funds do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 60) Director since 2003, Chairman of the Litigation Committee; Co-Chairman of the Investment Committee
     Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent Director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested Director of The Japan Fund.

ROBERT M. GAVIN, JR. (age 66) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

DUANE E. HILL (age 61) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
     Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses. Mr. Hill is a former Partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

SANDRA S. JAFFEE (age 65) Director* since 2005
     Ms. Jaffee is Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank's Global Securities Services (1995-2003).

WILLIAM P. JOHNSTON (age 61) Director since 2005, Chairman of the Compliance Committee
     In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

PHILLIP O. PETERSON (age 61) Director since 2002 (SF) 2000 (SF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP until July 1999. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

LEMMA W. SENBET (age 59) Director since 2005
     Since 1998, Dr. Senbet has been Chair of the Finance Department at the University of Maryland, Robert H. Smith School of Business, where he has been the William E. Mayer Chair Professor of Finance since 1990. Previously, he was a chaired professor of finance at the University of Wisconsin -- Madison. In addition, Dr. Sembet served as an independent director of the Fortis Funds from March 2000 until July 2002.

     * Ms. Jaffee is a consultant for a controlling shareholder of Institutional Shareholder Services, Inc., an unaffiliated third party corporate governance research service company ("ISS"), and serves as a director of ISS and as a member of the Executive Committee of ISS' Board of Directors. From time to time, ISS may provide in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping or vote disclosure services to certain of the sub-advisers.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 48) Director since 2002

     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001. He was named COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors").

LOWNDES A. SMITH (age 66) Director since 1996 (SF) 2002 (SF2), Co-Chairman of the Investment Committee

     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 45) Director since 1999 (SF) 2005 (SF2), President since 1999 (SF) 2001 (SF2)

     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment Management") and as Executive Vice President and Chief Investment Officer for The Hartford, Hartford Life, Inc. and Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member, Executive Vice President and Chief Investment Officer of HIFSCO and HL Advisors.

OTHER OFFICERS

ROBERT M. ARENA (age 37) Vice President since 2006*

     Mr. Arena is Senior Vice President of Hartford Life and heads its Retail Product Management Group in the Investment Products Division. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena had joined American Skandia in 1996.

     * Appointed February 1, 2006

TAMARA L. FAGELY (age 48) Vice President, Controller and Treasurer since 2002
(SF) 1993 (SF2)

     Ms. Fagely has been Vice President of HASCO since 1998 and Chief Financial Officer of HASCO since 2006. Currently, Ms. Fagely is a Vice President of Hartford Life Insurance Company. She served as Assistant Vice President of Hartford Life Insurance Company from December 2001 through March 2005.

GEORGE R. JAY (age 53) Vice President since 2001, Chief Compliance Officer since 2004(1)

     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He also serves as Chief Broker/Dealer Compliance for HIFSCO.

THOMAS D. JONES III (age 41) Vice President and Chief Compliance Officer since 2006**

     Mr. Jones joined Hartford Life as Vice President and Director of Securities Compliance in 2006 from SEI Investments ("SEI"), where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) ("MLIM"), where he worked from 1992-2004.

     ** Appointed February 13, 2006

EDWARD P. MACDONALD (age 39) Vice President and Secretary since 2005

     Mr. Macdonald serves as Assistant General Counsel of The Hartford. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). Mr. Macdonald joined Prudential in April 1999.

VERNON J. MEYER (age 41) Vice President since 2006***

     Mr. Meyer serves as Vice President of Hartford Life and Director of its Investment Advisory Group in the Investment Products Division. Prior to joining the Hartford in 2004, Mr. Meyer served as Vice President and Managing Director of Mass Mutual, which he joined in 1987.

     *** Appointed February 13, 2006

DENISE A. SETTIMI (age 45) Vice President since 2005

     Ms. Settimi currently serves as Operations Officer of HASCO. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

JOHN C. WALTERS (age 43) Vice President since 2001

     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. Mr. Walters is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.(2)

     (1) Resigned as Chief Compliance Officer, February 13, 2006, and as an officer of the Funds, June 23, 2006.
     (2) Served as President of the Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. between February 1, 2005 and March 27, 2005

--------------------------------------------------------------------------------

   HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING
                                    RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2006 is available
(1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2005 through June 30, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example does not take into account fees and expenses that are applied to variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall the ending account value would be lower and expenses would be higher if the fees applied at the separate account level were reflected.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                           ACTUAL RETURN
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005
                             VALUE             VALUE            THROUGH
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006
                       -----------------   -------------   -----------------
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........      $1,000.00         $1,047.82           $3.97
  Class IB...........      $1,000.00         $1,045.26           $5.26
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,011.47           $3.24
  Class IB...........      $1,000.00         $1,009.01           $4.51
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,018.93           $2.49
  Class IB...........      $1,000.00         $1,016.37           $3.76

                             HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
                       -----------------------------------------------------
                                                             EXPENSES PAID
                           BEGINNING          ENDING         DURING PERIOD                    DAYS
                            ACCOUNT           ACCOUNT      DECEMBER 31, 2005   ANNUALIZED    IN THE      DAYS
                             VALUE             VALUE            THROUGH         EXPENSE     CURRENT     IN THE
                       DECEMBER 31, 2005   JUNE 30, 2006     JUNE 30, 2006       RATIO      1/2 YEAR   FULL YEAR
                       -----------------   -------------   -----------------   ----------   --------   ---------
HARTFORD GLOBAL
  LEADERS HLS FUND
  Class IA...........      $1,000.00         $1,021.32           $3.92            0.77%       184         365
  Class IB...........      $1,000.00         $1,020.06           $5.19            1.02%       184         365
HARTFORD GROWTH
  OPPORTUNITIES HLS
  FUND
  Class IA...........      $1,000.00         $1,021.98           $3.26            0.64%       184         365
  Class IB...........      $1,000.00         $1,020.72           $4.53            0.89%       184         365
HARTFORD MONEY MARKET
  HLS FUND
  Class IA...........      $1,000.00         $1,022.74           $2.50            0.49%       184         365
  Class IB...........      $1,000.00         $1,021.48           $3.77            0.74%       184         365

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                      (HEREIN CALLED "WE, OUR," AND "US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve You and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.
PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; First State Insurance Company; Hart Life Insurance Company; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life Group Insurance Company, Hartford Lloyd's Insurance Company; Hartford Mezzanine Investors I, LLC; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Specialty Insurance Services of Texas, LLC; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HL Investment Advisors, LLC; Hartford Life Private Placement, LLC; M-CAP Insurance Agency, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Planco Financial Services, LLC; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, LLC.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

ITEM 2. CODE OF ETHICS.

     Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable to this semi-annual filing.

ITEM 6. SCHEDULE OF INVESTMENTS

     The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the policy was last filed in response to this requirement.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

     (b)  Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HARTFORD HLS SERIES FUND II, INC.


Date: August 16, 2006                   By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: August 16, 2006                   By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President


Date: August 16, 2006                   By: /s/ Tamara L. Fagely
                                            ------------------------------------
                                            Tamara L. Fagely
                                        Its: Vice President, Controller and
                                             Treasurer

                                  EXHIBIT LIST

99.CERT      11(a)(2) Certifications

                      (i) Section 302 certification of principal executive officer

                      (ii) Section 302 certification of principal financial
                           officer

99.906CERT   11(b)    Section 906 certification of principal executive officer
                      and principal financial officer